UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21977

PowerShares Exchange-Traded Fund Trust II

(Exact name of registrant as specified in charter)

3500 Lacey Road

Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Daniel E. Draper

President

3500 Lacey Road

Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

October 31, 2017

2017 Annual Report to Shareholders

FXEP	PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio

PIZ	PowerShares DWA Developed Markets Momentum Portfolio

PIE	PowerShares DWA Emerging Markets Momentum Portfolio

PXR	PowerShares Emerging Markets Infrastructure Portfolio

FXEU	PowerShares Europe Currency Hedged Low Volatility Portfolio

PAF	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio

PXF	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio

PDN	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio

PXH	PowerShares FTSE RAFI Emerging Markets Portfolio

PAGG	PowerShares Global Agriculture Portfolio

PBD	PowerShares Global Clean Energy Portfolio

PSAU	PowerShares Global Gold and Precious Metals Portfolio

PIO	PowerShares Global Water Portfolio

IPKW	PowerShares International BuyBack AchieversTM Portfolio

FXJP	PowerShares Japan Currency Hedged Low Volatility Portfolio

IDHQ	PowerShares S&P International Developed Quality Portfolio

2

The Market Environment

Domestic Equity

Despite highly destructive hurricanes that threatened to derail a year-long recovery, the US economy continued to expand throughout the fiscal year ended October 31, 2017. Gross domestic product (GDP)—the value of all goods and services produced in the US—grew by 1.8% in the fourth quarter of 2016, and by 1.2% in the first quarter of 2017 and 3.1% in the second quarter of 2017.1 Inflation remained subdued even as the labor market continued to strengthen. Unemployment continued its multiyear decline, hitting just 4.2% in September—a 16-year low.2

Given signs of an improving economy, the US Federal Reserve (the “Fed”) raised interest rates three times during the reporting period, most recently in June 2017.3 The Fed pledged that “realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation” will guide its future actions. At the close of the reporting period, Fed policy remained accommodative, and the fed funds target rate stood at a range of 1.00% to 1.25%—up 75 basis points for the reporting period.3 (A basis point is 0.01%.)

Despite the Fed’s actions, major US stock market indexes repeatedly hit all-time highs throughout the reporting period. The stock market rally began immediately following the outcome of the US presidential election in November 2016, based on investors’ hopes for reduced regulation, lowered corporate and personal tax rates and increased infrastructure spending. The stock market rally continued throughout the reporting period, fueled by generally positive economic data, strong corporate earnings and improved consumer confidence—even as the prospect for health care and tax reform faded somewhat.

[1]	Source: Bureau of Economic Analysis
[2]	Sources: Bureau of Labor Statistics, Bloomberg
[3]	Source: US Federal Reserve

International Equity

The reporting period began with major US stock market indexes posting gains and most hitting record highs following the US presidential election. Investors believed that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth. However, that was called into question in the first quarter of 2017, when headlines out of Washington, DC, suggested that enacting significant regulatory and tax reform might be more difficult than previously anticipated.

Outside the US, Brexit (the UK’s plan to leave the European Union) remained a source of political and economic uncertainty, while improved economic data and confidence surveys raised the prospect of less accommodative monetary policy in continental Europe. In Asia, increased exports helped Japan’s economy, while China’s economy continued to stabilize. Most emerging markets performed well during the reporting period. In addition to an improving global economic outlook, other positive tailwinds for international markets included continued weakness in the US dollar and reduced expectations for a major shift in US trade policy.

Interestingly, while 2017 marked the eighth year of the global bull market, we saw a shift in leadership as international stocks outperformed US stocks in the first three quarters of 2017. International stocks had trailed US stocks for four consecutive years and in six of the last seven years. As the reporting period came to a close, both developed and emerging equity markets appeared somewhat fully valued in absolute terms, but they continued to trade at material discounts to the US market. In addition, recent earnings growth and earnings revision trends improved for many non-US developed markets.

3

FXEP	Manager’s Analysis
PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP)

At a meeting held on September 28, 2017, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II approved the termination and winding down of the PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (the “Fund”), with the liquidation payment to shareholders expected to take place on or about December 29, 2017.

As an index fund, the Fund is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P EPAC Ex Korea Low Volatility USD Hedged Index (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Strictly in accordance with its existing guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the 200 least volatile stocks in the S&P EPAC Ex-Korea LargeMidCap Index, while also employing a currency-hedged strategy that seeks to mitigate exposure to most of the fluctuations between the value of the U.S. dollar and the currencies of the countries in which the component securities of the Index are domiciled. From the constituents of the S&P EPAC Ex-Korea LargeMidCap Index, the Index Provider selects securities with the least volatility over the past 12 months for inclusion in the Index. The Index is weighted such that the least volatile stocks receive the greatest weights. The Fund generally seeks to hedge against exchange rate fluctuations, by investing in foreign currency forward contracts, which are contracts between two parties to buy or sell a specified amount of a specific currency in the future at an agreed upon exchange rate. Through these contracts, the Fund is able to “lock in” the contract’s agreed-upon exchange rates. Through this process, the Fund attempts to use the profits (or losses) from the forward contracts to offset the losses (or profits) from changes in currency values. Depending on the currency fluctuations, the Fund may sacrifice potential currency gains by locking in a certain rate; however, it effectively negates the risk of loss that the Fund may incur from the currency exposure. In addition, the Fund’s exposure to non-U.S. currencies may not be fully hedged at all times due to limitations imposed by interpretive positions of the SEC and its staff regarding covering the foreign currency forward contracts. Therefore, while this approach is designed to minimize the impact of most currency fluctuations on Fund returns, it does not necessarily eliminate the Fund’s exposure to the currencies all together. The return of the foreign currency forward contracts may not perfectly offset the actual fluctuations between the component currencies and the U.S. dollar. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 15.11%. On a net asset value (“NAV”)

basis, the Fund returned 14.97%. During the same time period, the Index returned 15.05%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period partially offset by currency gains.

During this same time period, the MSCI EAFE® Local Currency Index (Net) (the “Benchmark Index”) returned 21.11%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 930 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of stock of Europe, Australasia and the Far East. The performance of the Fund differed from the Benchmark Index primarily due to the Fund being underweight positions in the financials sector.

Relative to the Benchmark Index, the Fund was most overweight in the real estate sector and most underweight in the financials sector during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection in the real estate, financials and industrials sectors.

For the fiscal year ended October 31, 2017, the industrials sector contributed most significantly to the Fund’s return, followed by the financials and real estate sectors, respectively. The energy sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Venture Corporation Limited, an electronic manufacturing services company (no longer held at fiscal year-end), and Aeroports de Paris SA, an airport services company (portfolio average weight of 0.55%). Positions that detracted most significantly from the Fund’s return included Nagoya Railroad Co., Ltd., a railroads company (portfolio average weight of 0.44%), and Singapore Press Holdings Limited, a publishing company (portfolio average weight of 0.53%).

4

PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Industrials	21.5
Real Estate	19.5
Financials	16.3
Consumer Staples	10.2
Consumer Discretionary	7.8
Utilities	7.5
Telecommunication Services	5.0
Health Care	3.6
Materials	3.1
Information Technology	2.6
Energy	1.3
Money Market Fund Plus Other Assets Less Liabilities	1.6

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Central Japan Railway Co.	1.3
MAN SE	1.2
Singapore Exchange Ltd.	0.7
Swisscom AG	0.7
SGS SA	0.7
East Japan Railway Co.	0.7
Groupe Bruxelles Lambert SA	0.7
Mapletree Logistics Trust REIT	0.7
United Overseas Bank Ltd.	0.6
Nestle SA	0.6
Total	7.9

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
S&P EPAC Ex Korea Low Volatility USD Hedged Index (Net)††	15.05%	9.85%	21.34%
MSCI EAFE® Local Currency Index (Net)††	21.11	9.87	21.40
Fund
NAV Return	14.97	9.35	20.21
Market Price Return	15.11	9.28	20.07

5

PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP) (continued)

Fund Inception: October 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

6

PIZ	Manager’s Analysis
PowerShares DWA Developed Markets Momentum Portfolio (PIZ)

As an index fund, the PowerShares DWA Developed Markets Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Developed Markets Technical Leaders Index (Net) (the “Index”). The Fund will invest at least 90% of its total assets in equity securities that comprise the Index, which is comprised of equity securities of large capitalization companies based in countries with developed economies excluding the United States.

Dorsey Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) selects securities pursuant to its proprietary selection methodology, which is designed to identify securities that demonstrate powerful relative strength characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors such as market performance. Dorsey Wright selects securities for inclusion in the Index from a universe of the largest 1,000 constituents by market capitalization within the NASDAQ Developed Markets Ex-United States Index. The Index provider then ranks the eligible securities by their relative strength score, selects approximately 100 securities with the greatest score for inclusion in the Index and weights each component security based on its relative strength score with securities with higher scores receiving larger weights. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 24.91%. On a net asset value (“NAV”) basis, the Fund returned 24.58%. During the same time period, the Index returned 25.15%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period partially offset by beneficial trading impacts related to portfolio rebalances.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 23.44%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 930 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities market in developed countries outside the U.S.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the financials sector during the fiscal year ended October 31, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to stock selection and overweight positions in the industrials and information technology sectors.

For the fiscal year ended October 31, 2017, the industrials sector contributed most significantly to the Fund’s return followed by the information technology and consumer discretionary sectors, respectively. The energy sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included ams AG, a semiconductors company (portfolio average weight of 1.51%), and Kuehne + Nagel International AG, a marine company (portfolio average weight of 2.29%). Positions that detracted most significantly from the Fund’s return included Fingerprint Cards AB Class B, an electronic equipment & instruments company (no longer held at fiscal year-end), and Ramsay Health Care Limited, a health care facilities company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Industrials	31.8
Information Technology	16.2
Health Care	11.5
Consumer Discretionary	11.0
Financials	10.8
Materials	6.8
Consumer Staples	4.1
Utilities	2.2
Real Estate	2.2
Energy	2.1
Telecommunication Services	1.4
Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2017
Security
Experian PLC	3.0
ams AG	2.8
Wartsila Oyj Abp	2.7
Flughafen Zurich AG	2.6
Constellation Software, Inc.	2.5
Genmab A/S	2.3
Kuehne + Nagel International AG	2.2
CSL Ltd.	2.2
Novo Nordisk A/S, Class B	2.1
Pembina Pipeline Corp.	2.1
Total	24.5

7

PowerShares DWA Developed Markets Momentum Portfolio (PIZ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Dorsey Wright® Developed Markets Technical Leaders Index (Net)††	25.15%	6.18%	19.72%	10.03%	61.25%	3.63%	42.08%
MSCI EAFE® Index (Net)††	23.44	6.08	19.37	8.53	50.55	1.70	18.00
Fund
NAV Return	24.58	5.22	16.50	9.09	54.50	2.66	29.51
Market Price Return	24.91	5.20	16.42	9.00	53.89	2.62	28.97

Fund Inception: December 28, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.81% includes the unitary management fee of 0.80% and other expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

8

PIE	Manager’s Analysis
PowerShares DWA Emerging Markets Momentum Portfolio (PIE)

As an index fund, the PowerShares DWA Emerging Markets Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Emerging Markets Technical Leaders Index (Net) (the “Index”). The Fund will invest at least 90% of its total assets in equity securities that comprise the Index.

Dorsey Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) selects securities pursuant to its proprietary selection methodology, which is designed to identify securities that demonstrate powerful relative strength characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors such as a security’s relative performance against the overall market. Dorsey Wright selects securities for inclusion in the Index from an eligible universe of the largest 1,000 constituents by market capitalization within the NASDAQ Emerging Markets Index (except for U.S.—listed American Depository Receipts or foreign listings). The Index Provider assigns a relative strength score to each eligible security and selects approximately 100 securities with the greatest scores for inclusion in the Index and weights each security on its relative strength score. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 23.18%. On a net asset value (“NAV”) basis, the Fund returned 22.72%. During the same time period, the Index returned 24.20%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred as well as trading costs and slippage around quarterly rebalances.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned 26.45%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 830 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the financials sector during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to underweight positions within the energy, telecommunications and industrials sectors.

For the fiscal year ended October 31, 2017, the information technology sector contributed most significantly to the Fund’s return, followed by the real estate and consumer discretionary sectors, respectively. The consumer staples sector detracted most significantly from the Fund’s return, followed by the utilities and telecommunication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Sunny Optical Technology (Group) Co. Ltd., an electronic components company (portfolio average weight of 1.99%), and China Evergrande Group, a real estate development company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Group Lease Public Co. Ltd. NVDR, a consumer finance company (no longer held at fiscal year-end), and Grape King Bio Ltd., a personal products company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Information Technology	31.8
Consumer Discretionary	15.8
Real Estate	12.9
Industrials	8.6
Financials	8.0
Consumer Staples	7.4
Health Care	6.0
Materials	5.2
Utilities	2.6
Energy	1.7
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2017
Security
Hartalega Holdings Bhd	3.2
Tencent Holdings Ltd.	3.0
AAC Technologies Holdings, Inc.	2.9
CP ALL PCL NVDR	2.8
Inari Amertron Bhd	2.8
Naspers Ltd., Class N	2.5
Largan Precision Co. Ltd.	2.3
Tisco Financial Group PCL NVDR	2.3
Sunny Optical Technology Group Co. Ltd.	2.2
Macronix International	2.1
Total	26.1

9

PowerShares DWA Emerging Markets Momentum Portfolio (PIE) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Dorsey Wright® Emerging Markets Technical Leaders Index (Net)††	24.20%	3.61%	11.22%	4.42%	24.15%	1.31%	13.69%
MSCI Emerging Markets IndexSM (Net)††	26.45	5.70	18.09	4.83	26.61	1.31	13.72
Fund
NAV Return	22.72	2.19	6.72	3.25	17.37	(1.75)	(15.92)
Market Price Return	23.18	2.50	7.68	3.27	17.47	(1.78)	(16.24)

Fund Inception: December 28, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.90% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

10

PXR	Manager’s Analysis
PowerShares Emerging Markets Infrastructure Portfolio (PXR)

As an index fund, the PowerShares Emerging Markets Infrastructure Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S-Network Emerging Infrastructure Builders IndexSM (the “Index”). The Fund will invest at least 90% of its total assets in the equity securities of companies involved in the following sectors related to infrastructure construction and development in emerging market countries: 1) construction and engineering; 2) construction machinery; 3) construction materials; 4) diversified metals and mining; 5) heavy electrical equipment; 6) industrial machinery; and 7) steel, and that comprise the Index, and American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index.

The Index is calculated and maintained by Standard & Poor’s Custom Indices on behalf of S-Network Global Indexes Inc. (the “Index Provider”). Emerging market countries are determined according to the Index Provider’s definition, which currently includes those countries identified in the World Bank Country Classification system as “Middle Income” countries. The Index Provider will include stocks only with a minimum market capitalization of $500 million, and it will remove such stocks if their market capitalization falls below $300 million. Historically, the Index has consisted of securities of companies listed on exchanges in Australia, Bermuda, Brazil, Canada, Chile, China, Egypt, France, Hong Kong, India, Indonesia, Israel, Luxembourg, Malaysia, Mexico, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan and the United States. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 21.00%. On a net asset value (“NAV”) basis, the Fund returned 20.40%. During the same time period, the Index returned 21.14%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned 26.45%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 830 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the

Benchmark Index during the period can be attributed to the Fund being underweight in the information technology sector.

For the fiscal year ended October 31, 2017, the materials sector contributed most significantly to the Fund’s return, followed by the industrials and energy sectors, respectively. The utilities sector detracted most significantly from the Fund’s return, followed by the financials sector.

Positions that contributed most significantly to the Fund’s return included China Molybdenum Co., Ltd. Class H, a materials company (portfolio average weight of 2.36%), and China National Building Material Co. Ltd. Class H, a materials company (portfolio average weight of 2.81%). Positions that detracted most significantly from the Fund’s return included Caesarstone Ltd., an industrials company (portfolio average weight of 1.48%), and Companhia Siderurgica Nacional Sponsored ADR, a materials company (portfolio average weight of 1.22%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Industrials	48.7
Materials	45.8
Energy	1.7
Consumer Discretionary	1.1
Financials	1.0
Utilities	0.9
Telecommunication Services	0.5
Real Estate	0.5
Money Market Fund Plus Other Assets Less Liabilities	(0.2)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
China National Building Material Co. Ltd., H-Shares	4.5
China Communications Construction Co. Ltd., H-Shares	3.2
Anhui Conch Cement Co. Ltd., H-Shares	3.0
KGHM Polska Miedz SA	2.7
Caterpillar, Inc.	2.6
Atlas Copco AB, Class A	2.5
ABB Ltd.	2.5
Larsen & Toubro Ltd. GDR	2.4
Taiwan Cement Corp.	2.2
BBMG Corp., H-Shares	2.1
Total	27.7

*	Excluding money market fund holdings.

11

PowerShares Emerging Markets Infrastructure Portfolio (PXR) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S-Network Emerging Infrastructure Builders IndexSM	21.14%	2.14%	6.57%	0.64%	3.24%	8.76%	113.62%
MSCI Emerging Markets IndexSM (Net)††	26.45	5.70	18.09	4.83	26.61	10.21	140.90
Fund
NAV Return	20.40	1.85	5.64	(0.02)	(0.12)	7.55	93.03
Market Price Return	21.00	2.11	6.48	0.16	0.80	6.23	72.77

Fund Inception: October 16, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

12

FXEU	Manager’s Analysis
PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU)

At a meeting held on September 28, 2017, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II approved the termination and winding down of the PowerShares Europe Currency Hedged Low Volatility Portfolio (the “Fund”), with the liquidation payment to shareholders expected to take place on or about December 29, 2017.

As an index fund, the Fund is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P Eurozone Low Volatility USD Hedged Index (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Index measures the performance of the 80 least volatile stocks in the S&P Eurozone BMI Index, while also employing a currency-hedge strategy that seeks to mitigate exposure to most of the fluctuations between the value of the U.S. dollar and the currencies of the countries in which the component securities of the Index are domiciled. From the constituents of the S&P Eurozone BMI Index, the Index Provider selects securities with the least volatility over the past 12 months for inclusion in the Index, with the least volatile stocks receiving the greatest weights. The Fund generally seeks to hedge against exchange rate fluctuations, by investing in foreign currency forward contracts, which are contracts between two parties to buy or sell a specified amount of a specific currency in the future at an agreed upon exchange rate. Through these contracts, the Fund is able to “lock in” the contract’s agreed-upon exchange rates. Through this process, the Fund attempts to use the profits (or losses) from the forward contracts to offset the losses (or profits) from changes in currency values. Depending on the currency fluctuations, the Fund may sacrifice potential currency gains by locking in a certain rate; however, it effectively negates the risk of loss that the Fund may incur from the currency exposure. In addition, the Fund’s exposure to the non-U.S. currencies may not be fully hedged at all times due to limitations imposed by interpretive positions of the SEC and its staff regarding covering the foreign currency forward contracts. Therefore, while this approach is designed to minimize the impact of most currency fluctuations on Fund returns, it does not necessarily eliminate the Fund’s exposure to currencies all together. The return of the foreign currency forward contracts may not perfectly offset the actual fluctuations between the component currencies and the U.S. dollar. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 19.20%. On a net asset value (“NAV”) basis, the Fund returned 18.61%. During the same time period,

the Index returned 19.66%. During the fiscal year, the Fund was unable to invest a portion of its net assets because they were represented by withholding tax reclaim receivables from several European Union countries. Therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to this receivable issue, fees and operating expenses that the Fund incurred during the period as well as impacts due to currency fluctuations.

During this same time period, the MSCI EMU Local Currency Index (Net) (the “Benchmark Index”) returned 23.59%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 80 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to security selection differences in the real estate, financial and utilities sub-industries.

For the fiscal year ended October 31, 2017, the industrials sector contributed most significantly to the Fund’s return, followed by consumer staples and real estate sectors. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included Aeroports de Paris SA, a transportation infrastructure company (portfolio average weight of 1.38%) and Eurazeo SA, a diversified financial services company (portfolio average weight of 1.09%). Positions that detracted most significantly from the Fund’s return included Veolia Environment SA , a multi-utilities company (no longer held at fiscal year-end) and Royal Ahold Delhaize N.V., a food and staples retailing company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Industrials	18.8
Real Estate	16.2
Financials	10.9
Consumer Staples	9.5
Consumer Discretionary	8.9
Health Care	6.2
Materials	5.7
Telecommunication Services	5.5
Information Technology	4.8
Utilities	3.1
Energy	2.1
Money Market Fund Plus Other Assets Less Liabilities	8.3

13

PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
MAN SE	2.7
Groupe Bruxelles Lambert SA	1.5
Eurazeo SA	1.4
RELX NV	1.4
Pernod Ricard SA	1.3
Cofinimmo SA REIT	1.3
SAP SE	1.3
Aalberts Industries NV	1.3
Ebro Foods SA	1.3
Muenchener Rueckversicherungs-Gesellschaft AG In Muenchen	1.3
Total	14.8

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
S&P Eurozone Low Volatility USD Hedged Index (Net)††	19.66%	8.32%	21.93%
MSCI EMU Local Currency Index (Net)††	23.59	5.80	15.02
Fund
NAV Return	18.61	7.80	20.51
Market Price Return	19.20	7.82	20.59

14

PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU) (continued)

Fund Inception: May 7, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

15

PAF	Manager’s Analysis
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)

As an index fund, the PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Developed Asia Pacific ex-Japan Index (Net) (the “Index”). The Fund will invest at least 90% of its total assets in equity securities that are classified as “Asia Pacific” within the country classification definition of FTSE International Limited (“FTSE” or the “Index Provider”), excluding Japanese companies, and that comprise the Index, and American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index. The Index is designed to track the performance of the Asia Pacific companies with the largest cumulative scores (“Fundamental Value”), selected from the constituents of the FTSE All Cap Developed Index, as determined by FTSE. The Index Provider selects and weights the companies based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends.

Historically, the Index has consisted of securities of companies that were domiciled in Australia, Hong Kong, New Zealand, Singapore and South Korea or primarily listed on an exchange in such countries. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 26.32%. On a net asset value (“NAV”) basis, the Fund returned 25.90%. During the same time period, the Index returned 26.17%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund partially offset by valuation differences between the Fund and the Index during the period.

During this same time period, the MSCI Pacific ex-Japan Index (Net) (the “Benchmark Index”) returned 18.53%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 150 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the Asia Pacific equity markets (excluding Japan). The Fund outperformed the Benchmark Index in part because the Fund employs a fundamental weighting and selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the financials sector during the fiscal year ended October 31, 2017. The majority of the Fund’s outperformance relative to the

Benchmark Index during the period can be attributed to its allocation to the information technology sector.

For the fiscal year ended October 31, 2017, the information technology sector contributed most significantly to the Fund’s return, followed by the financials and materials sectors, respectively. The telecommunication services sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Samsung Electronics Co., Ltd., a technology hardware storage & peripherals company (portfolio average weight of 8.42%), and BHP Billiton Limited, a diversified metals & mining company (portfolio average weight of 5.09%). Positions that detracted most significantly from the Fund’s return included Noble Group Limited, a trading companies & distributors company (portfolio average weight of 0.14%), and Telstra Corporation Limited, an integrated telecommunication services company (portfolio average weight of 0.92%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Financials	31.1
Information Technology	14.4
Materials	11.9
Real Estate	9.6
Industrials	8.6
Consumer Discretionary	7.1
Consumer Staples	5.9
Energy	4.9
Utilities	3.1
Telecommunication Services	2.5
Health Care	0.9
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2017
Security
Samsung Electronics Co. Ltd.	9.8
BHP Billiton Ltd.	4.3
Commonwealth Bank of Australia	4.0
Westpac Banking Corp.	3.5
Australia & New Zealand Banking Group Ltd.	3.3
National Australia Bank Ltd.	3.0
POSCO	2.0
Wesfarmers Ltd.	1.9
AIA Group Ltd.	1.8
Woolworths Ltd.	1.5
Total	35.1

16

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
FTSE RAFI Developed Asia Pacific ex-Japan Index (Net)†	26.17%	5.87%	18.66%	5.73%	32.11%	3.45%	40.39%	5.73%	77.91%
MSCI Pacific ex-Japan Index (Net)†	18.53	3.43	10.65	5.19	28.79	2.05	22.55	3.90	48.52
Fund
NAV Return	25.90	5.44	17.21	5.18	28.72	2.68	30.27	4.95	64.85
Market Price Return	26.32	5.43	17.19	5.23	29.03	2.44	27.28	4.97	65.24

Fund Inception: June 25, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Reflects reinvested dividends net of withholding taxes.

††	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

17

PXF	Manager’s Analysis
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

As an index fund, the PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Developed ex-U.S. 1000 Index (Net) (the “Index”). The Fund will invest at least 90% of its total assets in the securities of companies originating in countries that are classified as “developed” within the country classification definition of FTSE International Limited (“FTSE” or the “Index Provider”), excluding the United States, and that comprise the Index, and American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index. The Index is designed to track the performance of the companies domiciled in developed markets with the largest cumulative scores (“Fundamental Value”), selected from the constituents of the FTSE RAFI Developed ex-U.S. Large/Mid-Cap Index as determined by FTSE. The Index Provider selects and weights companies based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends.

Historically, the Index has consisted of securities of companies that were domiciled in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom or primarily listed on an exchange in such countries. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 25.99%. On a net asset value (“NAV”) basis, the Fund returned 25.38%. During the same time period, the Index returned 25.66%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period partially offset by revenue generated by the securities lending program in which the Fund participates.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 23.44%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 930 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S. The performance of the Fund differed from the Benchmark Index in part because the Fund employs a fundamental weighting and selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the health care sector during the fiscal year ended October 31, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index (on NAV basis) during that period can be attributed to security selection within the financials sector.

For the fiscal year ended October 31, 2017, the financials sector contributed most significantly to the Fund’s return, followed by the industrials and materials sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included Samsung Electronics Co., Ltd., a technology hardware storage & peripherals company (portfolio average weight of 1.07%), and Banco Santander S.A., a diversified banks company (portfolio average weight of 1.46%). Positions that detracted most significantly from the Fund’s return included Teva Pharmaceutical Industries Limited, a pharmaceuticals company (portfolio average weight of 0.13%), and Toshiba Corporation, an industrial conglomerates company (portfolio average weight of 0.24%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Financials	26.9
Industrials	12.8
Consumer Discretionary	11.7
Energy	9.7
Materials	8.4
Consumer Staples	7.1
Utilities	5.7
Health Care	5.5
Information Technology	5.0
Telecommunication Services	4.7
Real Estate	2.4
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
BP PLC	1.7
HSBC Holdings PLC	1.5
Banco Santander SA	1.4
Royal Dutch Shell PLC, Class A	1.4
Total SA	1.3
Samsung Electronics Co. Ltd.	1.3
Royal Dutch Shell PLC, Class B	1.2
Toyota Motor Corp.	1.2
Nestle SA	1.0
Allianz SE	0.9
Total	12.9

*	Excluding money market fund holdings.

18

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
FTSE RAFI Developed ex-U.S. 1000 Index (Net)†	25.66%	6.06%	19.30%	9.01%	53.93%	1.41%	15.05%	2.14%	24.44%
MSCI EAFE® Index (Net)†	23.44	6.08	19.37	8.53	50.55	1.10	11.59	1.72	19.32
Fund
NAV Return	25.38	5.86	18.63	8.76	52.15	0.99	10.37	1.66	18.63
Market Price Return	25.99	5.54	17.54	8.75	52.11	0.94	9.78	1.68	18.87

Fund Inception: June 25, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Reflects reinvested dividends net of withholding taxes.

††	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

19

PDN	Manager’s Analysis
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

As an index fund, the PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Developed ex-U.S. Mid-Small 1500 Index (Net) (the “Index”). The Fund will invest at least 90% of its total assets in securities of small- and mid-capitalization companies that are classified as “developed” within the country classification definition of FTSE International Limited (“FTSE” or the “Index Provider”), excluding the United States, and that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Index rather than ADRs or GDRs. The Index is designed to track the performance of the small- and mid-capitalization companies domiciled in developed markets with the highest ranking cumulative score (“Fundamental Value”), selected from the constituents of the FTSE Developed All Cap ex U.S. Index, as determined by FTSE. The Index Provider selects and weights companies based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 25.09%. On a net asset value (“NAV”) basis, the Fund returned 24.36%. During the same time period, the Index returned 24.81%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Small Cap Index (Net) (the “Benchmark Index”) returned 27.51%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,220 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of small capitalization equities markets in developed countries around the world, excluding the U.S.

Relative to the Benchmark Index, the Fund was most overweight in the materials sector and most underweight in the real estate sector during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to sector allocation differences and stock selection within the health care and financials sectors.

For the fiscal year ended October 31, 2017, the industrials sector contributed most significantly to the Fund’s return, followed by the information technology and consumer discretionary sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included KAZ Minerals PLC, a materials company (portfolio average weight of 0.14%), and Venture Corporation Limited, an information technology company (portfolio average weight of 0.14%). Positions that detracted most significantly from the Fund’s return included Pengrowth Energy Corporation, an energy company (no longer held at fiscal year-end), and DeNA Co., Ltd., an information technology company (portfolio average weight of 0.13%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Industrials	24.1
Consumer Discretionary	18.6
Materials	11.1
Financials	9.8
Information Technology	9.8
Consumer Staples	7.8
Real Estate	7.3
Health Care	4.9
Energy	3.2
Utilities	2.4
Telecommunication Services	1.0
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Micro Focus International PLC	0.3
Venture Corp. Ltd.	0.2
Ferrari NV	0.2
Techtronic Industries Co. Ltd.	0.2
GAM Holding AG	0.2
Ubisoft Entertainment SA	0.2
Rubis SCA	0.2
STADA Arzneimittel AG	0.2
Tingyi Cayman Islands Holding Corp.	0.2
Saras SpA	0.1
Total	2.0

*	Excluding money market fund holdings.

20

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
FTSE RAFI Developed ex-U.S. Mid-Small 1500 Index (Net)†	24.81%	10.63%	35.38%	11.32%	70.98%	5.13%	64.97%	5.59%	73.14%
MSCI EAFE® Small Cap Index (Net)†	27.51	12.51	42.40	13.03	84.51	4.18	50.54	4.76	59.84
Fund
NAV Return	24.36	10.22	33.89	10.86	67.42	4.54	55.84	5.01	63.82
Market Price Return	25.09	9.47	31.20	10.80	66.98	4.50	55.29	4.91	62.23

Fund Inception: September 27, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Reflects reinvested dividends net of withholding taxes.

††	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

21

PXH	Manager’s Analysis
PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

As an index fund, the PowerShares FTSE RAFI Emerging Markets Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Emerging Markets Index (Net) (the “Index”). The Fund will invest at least 90% of its total assets in securities of companies domiciled in countries that are classified as emerging markets within the country classification definition of FTSE International Limited (“FTSE” or the “Index Provider”) and that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index. The Fund anticipates that a significant portion of its investments will be in ADRs and GDRs that are based on the securities included in the Index.

The Index is designed to track the performance of securities of companies domiciled in emerging market countries with the highest ranking cumulative score (“Fundamental Value”), selected from the constituents of the FTSE Emerging All Cap Index, as determined by FTSE. The Index Provider selects and weights the securities based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends. Historically, the Index has consisted of securities of companies that were domiciled in Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 17.94%. On a net asset value (“NAV”) basis, the Fund returned 18.10%. During the same time period, the Index returned 18.55%. During the fiscal year, the Fund replicated the majority of the components of the Index and sampled a minority of the Index primarily for exposure to Indian and Russian securities; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index during the period primarily due to the fees and expenses that the Fund incurred and from the impact of sampling of these Indian and Russian securities.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned 26.45%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 830 securities. The Benchmark Index was selected or its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities markets in emerging market countries.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the information technology sector during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to an overweight allocation to energy and an underweight allocation to consumer staples sectors.

For the fiscal year ended October 31, 2017, the financials sector contributed most significantly to the Fund’s return, followed by the materials and information technology sectors, respectively. The health care sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Vale SA Pfd A, a steel company (portfolio average weight of 1.98%), and Vale S.A., a steel company (portfolio average weight of 1.40%). Positions that detracted most significantly from the Fund’s return included Petroleo Brasileiro SA Pfd, an integrated oil & gas company (portfolio average weight of 2.70%), and Petroleo Brasileiro SA, an integrated oil & gas company (portfolio average weight of 2.49%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Financials	34.2
Energy	17.9
Information Technology	11.5
Materials	9.6
Telecommunication Services	8.4
Consumer Staples	4.8
Consumer Discretionary	3.9
Real Estate	3.3
Utilities	3.1
Industrials	3.0
Health Care	0.4
Money Market Funds Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
China Construction Bank Corp., H-Shares	3.8
Taiwan Semiconductor Manufacturing Co. Ltd.	3.0
Industrial & Commercial Bank of China Ltd., H-Shares	2.9
Gazprom PJSC ADR	2.5
iShares MSCI India ETF	2.2
LUKOIL PJSC ADR	1.9
China Mobile Ltd.	1.9
Bank of China Ltd., H-Shares	1.9
Hon Hai Precision Industry Co. Ltd.	1.8
Itau Unibanco Holding SA (Preference Shares)	1.5
Total	23.4

*	Excluding money market fund holdings.

22

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
FTSE RAFI Emerging Markets Index (Net)†	18.55%	5.46%	17.30%	3.54%	18.97%	0.55%	5.63%	1.81%	19.86%
MSCI Emerging Markets IndexSM (Net)†	26.45	5.70	18.09	4.83	26.61	0.60	6.14	1.67	18.18
Fund
NAV Return	18.10	4.77	14.99	3.15	16.79	(0.30)	(2.97)	0.59	6.11
Market Price Return	17.94	4.93	15.52	3.20	17.08	(0.46)	(4.53)	0.35	3.61

Fund Inception: September 27, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% (0.49% after fee waiver) includes the unitary management fee of 0.49% and acquired fund fees and expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Reflects reinvested dividends net of withholding taxes.

††	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

23

PAGG	Manager’s Analysis
PowerShares Global Agriculture Portfolio (PAGG)

As an index fund, the PowerShares Global Agriculture Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Agriculture IndexSM (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of companies engaged in agriculture and farming-related activities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index.

Nasdaq, Inc., the Index provider, maintains and calculates the Index, which is designed to measure the overall performance of the most liquid, globally traded securities of companies engaged in agriculture and farming-related activities. The Index may be comprised of common stocks, ordinary shares, depositary receipts, shares of beneficial interest or limited partnership interests and tracking stocks and also may include securities of companies located in emerging market countries. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 15.73%. On a net asset value (“NAV”) basis, the Fund returned 16.12%. During the same time period, the Index returned 17.03%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 23.44%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 930 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities market in developed countries outside the U.S.

Relative to the Benchmark Index, the Fund was most overweight in the fertilizers & agricultural chemicals sub-industry, and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the larger allocation of securities to the agricultural products sub-industry as well as fees and operating expenses incurred by the Fund during the period.

For the fiscal year ended October 31, 2017, the fertilizer & agricultural chemicals sub-industry contributed most significantly to the Fund’s return, followed by the agricultural products sub-industry. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund’s return included FMC Corp., a diversified chemicals company (portfolio average weight of 6.01%), and Sociedad Quimica y Minera de Chile SA (Preference Shares), Class B, Series B, a fertilizers & agricultural chemicals company (portfolio average weight of 1.40%). Positions that detracted most significantly from the Fund’s return included Fresh Del Monte Produce, Inc., an agricultural products company (portfolio average weight of 1.60%), and CP Pokphand Co. Ltd., an agricultural products company (portfolio average weight of 0.73%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Fertilizers & Agricultural Chemicals	55.4
Agricultural Products	44.9
Money Market Fund Plus Other Assets Less Liabilities	(0.3)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Potash Corp. of Saskatchewan, Inc.	8.5
FMC Corp.	8.2
Archer-Daniels-Midland Co.	7.5
Bunge Ltd.	6.6
Ingredion, Inc.	6.2
CF Industries Holdings, Inc.	5.0
Sociedad Quimica y Minera de Chile SA (Preference Shares), Series B	4.6
Yara International ASA	4.4
Mosaic Co. (The)	4.2
K+S AG	3.9
Total	59.1

*	Excluding money market fund holdings.

24

PowerShares Global Agriculture Portfolio (PAGG) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
NASDAQ OMX Global Agriculture IndexSM (Net)††	17.03%	(0.59)%	(1.75)%	0.14%	0.70%	2.88%	29.51%
MSCI EAFE® Index (Net)††	23.44	6.08	19.37	8.53	50.55	5.53	63.41
Fund
NAV Return	16.12	(0.81)	(2.41)	(0.05)	(0.25)	2.43	24.46
Market Price Return	15.73	(0.81)	(2.40)	0.02	0.11	2.20	21.98

Fund Inception: September 18, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.76% includes the unitary management fee of 0.75% and other expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

25

PBD	Manager’s Analysis
PowerShares Global Clean Energy Portfolio (PBD)

As an index fund, the PowerShares Global Clean Energy Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the WilderHill New Energy Global Innovation Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of companies engaged in the business of advancing cleaner energy and conservation that comprise the Index, as well as in American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index.

The Index is comprised primarily of companies whose technologies focus on the generation and use of cleaner energy, conservation and efficiency, and the advancement of renewable energy in general, as determined by WilderHill New Energy Finance, LLC (the “Index Provider”). The Index is comprised mainly of companies in wind, solar, biofuels, hydro, wave and tidal, geothermal and other relevant renewable energy businesses and also includes companies involved in energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells. The Index Provider selects securities principally on the basis of their capital appreciation potential as identified by the Index Provider pursuant to a proprietary index methodology, with a bias placed on renewable energy companies. The Index may include companies in emerging market countries. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 25.17%. On a net asset value (“NAV”) basis, the Fund returned 24.90%. During the same time period, the Index returned 25.37%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period partially offset by the income received from the securities lending program in which the Fund participates.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 23.44%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 930 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities market in developed countries outside the U.S.

Relative to the Benchmark Index, the Fund was most overweight in the renewable electricity sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to a larger allocation of securities to the semiconductors sub-industry and a lower allocation of securities to the pharmaceuticals sub-industries, as well as selection within the electronic components, automobile manufacturers, building products, and specialty chemicals sub-industries.

For the fiscal year ended October 31, 2017, the semiconductors sub-industry contributed most significantly to the Fund’s return, followed by the semiconductor equipment and electrical components & equipment sub-industries, respectively. The heavy electrical equipment sub-industry detracted most significantly from the Fund’s return, followed by the packaged food & meats and research & consulting services sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Universal Display Corporation, an electronic components company (portfolio average weight of 2.04%), and Epistar Corporation, a semiconductors company (portfolio average weight of 1.93%). Positions that detracted most significantly from the Fund’s return included Nordex SE, a heavy electrical equipment company (portfolio average weight of 1.62%), and Senvion SA, a heavy electrical equipment company (portfolio average weight of 0.64%).

26

PowerShares Global Clean Energy Portfolio (PBD) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Renewable Electricity	23.8
Electrical Components & Equipment	11.7
Semiconductor Equipment	10.9
Semiconductors	10.7
Heavy Electrical Equipment	10.4
Electric Utilities	4.0
Building Products	3.6
Automobile Manufacturers	3.4
Independent Power Producers & Energy Traders	3.1
Industrial Machinery	2.8
Oil & Gas Refining & Marketing	2.5
Electronic Equipment & Instruments	2.3
Electronic Components	2.1
Mortgage REITs	1.8
Specialty Chemicals	1.6
Construction & Engineering	1.2
Environmental & Facilities Services	1.0
Investment Companies	0.8
Auto Parts & Equipment	0.7
Research & Consulting Services	0.5
Electronic Manufacturing Services	0.5
Diversified Support Services	0.4
Money Market Funds Plus Other Assets Less Liabilities	0.2

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Cree, Inc.	2.4
Epistar Corp.	2.2
Universal Display Corp.	2.1
Siemens Gamesa Renewable Energy SA	1.9
Huaneng Renewables Corp. Ltd., H-Shares	1.9
Meidensha Corp.	1.9
China High Speed Transmission Equipment Group Co. Ltd.	1.8
Kingspan Group PLC	1.8
Itron, Inc.	1.8
Boralex, Inc., Class A	1.8
Total	19.6

*	Excluding money market fund holdings.

27

PowerShares Global Clean Energy Portfolio (PBD) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
WilderHill New Energy Global Innovation Index	25.37%	3.53%	10.96%	14.10%	93.40%	(6.61)%	(49.55)%	(4.34)%	(36.89)%
MSCI EAFE® Index (Net)†	23.44	6.08	19.37	8.53	50.55	1.10	11.59	1.89	21.48
Fund
NAV Return	24.90	3.07	9.49	13.56	88.86	(7.32)	(53.24)	(5.16)	(42.34)
Market Price Return	25.17	2.80	8.64	13.73	90.28	(7.40)	(53.64)	(5.24)	(42.84)

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Reflects reinvested dividends net of withholding taxes.

††	Fund and Index returns are based on the inception date of the Fund.

28

PSAU	Manager’s Analysis
PowerShares Global Gold and Precious Metals Portfolio (PSAU)

As an index fund, the PowerShares Global Gold and Precious Metals Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Gold and Precious Metals IndexSM (the “Index”). The Fund will invest at least 90% of its total assets in the securities of companies involved in the gold, silver and other precious metals mining industries that comprise the Index, as well as in American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Index rather than in ADRs and GDRs.

Nasdaq, Inc., the Index provider, calculates and maintains the Index, which is designed to measure the overall performance of the most liquid, globally traded securities of companies involved in gold, silver and other precious metals mining industry activities. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in the Index. The Index may also include securities of companies located in emerging market countries. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned (7.58)%. On a net asset value (“NAV”) basis, the Fund returned (7.30)%. During the same time period, the Index returned (6.65)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 23.44%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 930 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities market in developed countries outside the U.S. While the Benchmark Index has some exposure to gold, precious metals and mining operators, these represent a fairly small proportion. In contrast, the Fund focuses fully on these sub-industries. The Fund underperformed the Benchmark Index during the period due to its focus on these sub-industries and their performance compared to that of the broad equities market in developed countries outside the U.S.

For the fiscal year ended October 31, 2017, the diversified metals & mining sub-industry was the only contributing sub-industry. The gold sub-industry detracted most significantly from the Fund’s return, followed by the silver and precious metals & minerals sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Franco-Nevada Corporation, a gold company (portfolio average weight of 6.49%), and Kirkland Lake Gold Ltd., a gold company (portfolio average weight of 0.85%). Positions that detracted most significantly from the Fund’s return included Tahoe Resources Inc., a gold company (portfolio average weight of 1.39%), and Barrick Gold Corporation, a gold company (portfolio average weight of 8.07%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Gold	83.2
Silver	9.5
Precious Metals & Minerals	6.9
Diversified Metals & Mining	0.5
Money Market Funds Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Newmont Mining Corp.	8.3
Newcrest Mining Ltd.	7.2
Barrick Gold Corp.	7.1
Franco-Nevada Corp.	6.9
Goldcorp, Inc.	6.6
Wheaton Precious Metals Corp.	4.4
Randgold Resources Ltd.	4.2
Agnico Eagle Mines Ltd.	3.8
Kinross Gold Corp.	3.0
Royal Gold, Inc.	2.7
Total	54.2

*	Excluding money market fund holdings.

29

PowerShares Global Gold and Precious Metals Portfolio (PSAU) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
NASDAQ OMX Global Gold and Precious Metals IndexSM	(6.65)%	9.40%	30.94%	(12.74)%	(49.42)%	(2.31)%	(19.17)%
MSCI EAFE® Index (Net)††	23.44	6.08	19.37	8.53	50.55	5.53	63.41
Fund
NAV Return	(7.30)	8.50	27.74	(13.49)	(51.56)	(3.05)	(24.64)
Market Price Return	(7.58)	8.62	28.14	(13.80)	(52.40)	(3.10)	(24.98)

Fund Inception: September 18, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

30

PIO	Manager’s Analysis
PowerShares Global Water Portfolio (PIO)

As an index fund, the PowerShares Global Water Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Water IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of companies listed on a global exchange that create products designed to conserve and purify water for homes, businesses and industries that comprise the Index, as well as in American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index.

The Index was created by the Nasdaq, Inc., the Index provider. A security must have a worldwide market capitalization of $50 million to be included in the Index. The Index may include securities of companies located in emerging market countries. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 20.08%. On a net asset value (“NAV”) basis, the Fund returned 20.01%. During the same time period, the Index returned 21.05%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 23.44%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 930 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities market in developed countries outside the U.S.

Relative to the Benchmark Index, the Fund was most overweight in the water utilities sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to security selection within and a larger allocation of securities to the water utility sector.

For the fiscal year ended October 31, 2017, the machinery sector contributed most significantly to the Fund’s return, followed by the trading companies & distributors and multi-utilities sectors, respectively. No sectors detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Ferguson PLC, a trading companies & distributors company (portfolio average weight of 6.50%), and Roper Technologies, Inc., an electrical components & equipment company (portfolio average weight of 4.24%). Positions that detracted most significantly from the Fund’s return included Companhia de Saneamento Basico do Estado de Sao Paulo SABESP, a water utilities company (portfolio average weight of 2.62%), and CT Environmental Group Ltd., a water utilities company (portfolio average weight of 0.40%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Industrials	47.4
Utilities	33.0
Health Care	12.1
Materials	3.8
Information Technology	1.8
Consumer Discretionary	1.7
Other Assets Less Liabilities	0.2

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2017
Security
Danaher Corp.	8.4
HD Supply Holdings, Inc.	8.1
Geberit AG	7.6
Veolia Environnement SA	6.7
Ferguson PLC	6.4
Roper Technologies, Inc.	4.0
Ecolab, Inc.	3.7
Waters Corp.	3.7
Severn Trent PLC	3.7
United Utilities Group PLC	3.5
Total	55.8

31

PowerShares Global Water Portfolio (PIO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†††
Index								Average Annualized	Cumulative
Blended—NASDAQ OMX Global Water IndexSM†	21.05%	4.82%	15.16%	10.63%	65.74%	1.09%	11.41%	2.20%	25.39%
MSCI EAFE® Index (Net)††	23.44	6.08	19.37	8.53	50.55	1.10	11.59	1.89	21.48
Fund
NAV Return	20.01	4.04	12.62	9.77	59.36	0.78	8.06	1.57	17.55
Market Price Return	20.08	4.09	12.78	9.85	59.97	0.68	6.98	1.36	15.11

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended—NASDAQ OMX Global Water IndexSM performance is comprised of the performance of Palisades Global Water Index, the Fund’s previous underlying index, from Fund inception through date of the change to the Index, March 1, 2012, followed by the performance of the Index, starting from the conversion date through October 31, 2017.

††	Reflects reinvested dividends net of withholding taxes.

†††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

32

IPKW	Manager’s Analysis
PowerShares International BuyBack AchieversTM Portfolio (IPKW)

As an index fund, the PowerShares International BuyBack AchieversTM Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ International BuyBack AchieversTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, the Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) includes in the Index common stocks of foreign companies that are classified as “International BuyBack AchieversTM” pursuant to a proprietary selection methodology. To qualify as an “International BuyBack AchieversTM” and have its stock be eligible for inclusion in the Index, an issuer must: (i) have its common stock included in the NASDAQ Global Ex-US Index (a broad-based index designed to track the performance of the global equity market and whose component securities are issued by companies located throughout the world, excluding the United States); (ii) have a minimum market capitalization of $250 million; (iii) have effected a net reduction of 5% or more of its outstanding shares in its latest fiscal year; and (iv) have a minimum three-month average daily cash volume of $1 million. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 28.24%. On a net asset value (“NAV”) basis, the Fund returned 28.03%. During the same time period, the Index returned 28.97%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund as well as trading costs around rebalances during the period.

During this same time period, the MSCI ACWI ex USA® Index (Net) (the “Benchmark Index”) returned 23.64%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,850 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the developed and emerging equity markets outside the U.S. The performance of the Fund differed from the Benchmark Index in part because the Fund employs a modified market capitalization weighting methodology and selects stocks based on constituent companies engaging in stock buybacks, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended October 31, 2017. The majority of the Fund’s outperformance relative to the

Benchmark Index during the period can be attributed to security selection within the real estate and health care sectors.

For the fiscal year ended October 31, 2017, the health care sector contributed most significantly to the Fund’s return, followed by the real estate and consumer discretionary sectors, respectively. The consumer staples sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included China Evergrande Group, a real estate development company (no longer held at fiscal year-end) and Actelion Ltd., a biotechnology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included China Huishan Dairy Holdings Co. Ltd., a packaged foods & meats company (no longer held at fiscal year-end) and BRF SA, a packaged foods & meats company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Consumer Discretionary	34.7
Industrials	29.6
Financials	13.2
Telecommunication Services	7.9
Materials	4.7
Information Technology	4.1
Health Care	3.4
Consumer Staples	2.3
Energy	0.2
Money Market Fund Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
SoftBank Group Corp.	5.3
Carnival PLC	5.1
Qantas Airways Ltd.	5.1
Dollarama, Inc.	5.0
Gildan Activewear, Inc.	4.8
Vivendi SA	4.8
Nissan Motor Co. Ltd.	4.8
OSRAM Licht AG	4.7
Walsin Lihwa Corp.	2.7
Seven Group Holdings Ltd.	2.6
Total	44.9

*	Excluding money market fund holdings.

33

PowerShares International BuyBack AchieversTM Portfolio (IPKW) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
NASDAQ International BuyBack Achievers™ Index	28.97%	14.91%	51.72%	12.55%	54.31%
MSCI ACWI ex USA® Index (Net)††	23.64	5.71	18.12	4.45	17.33
Fund
NAV Return	28.03	14.04	48.32	11.70	50.15
Market Price Return	28.24	13.76	47.21	11.66	49.96

Fund Inception: February 27, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.55% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

34

FXJP	Manager’s Analysis
PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP)

At a meeting held on September 28, 2017, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II approved the termination and winding down of the PowerShares Japan Currency Hedged Low Volatility Portfolio (the “Fund”), with the liquidation payment to shareholders expected to take place on or about December 29, 2017.

As an index fund, the Fund is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P Japan 500® Low Volatility USD Hedged Index (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. The Index is designed to measure the performance of the 100 least volatile stocks in the S&P Japan 500® Index, while also employing a currency-hedged strategy that seeks to mitigate exposure to most of the fluctuations between the value of the U.S. dollar and the Japanese yen. From the constituents of the S&P Japan 500® Index, which are the 500 largest publicly listed companies in Japan, the Index Provider selects securities with the least volatility over the past 12 months for inclusion in the Index, with the least volatile stocks receiving the greatest weights. The Fund generally seeks to hedge against exchange rate fluctuations, by investing in foreign currency forward contracts, which are contracts between two parties to buy or sell a specified amount of a specific currency in the future at an agreed upon exchange rate. Through these contracts, the Fund is able to “lock in” the contract’s agreed-upon exchange rates. Through this process, the Fund attempts to use the profits (or losses) from the forward contracts to offset the losses (or profits) from changes in currency values. Depending on the currency fluctuations, the Fund may sacrifice potential currency gains by locking in a certain rate; however, it effectively negates the risk of loss that the Fund may incur from the currency exposure. In addition, the Fund’s exposure to the non-U.S. currencies may not be fully hedged at all times due to limitations imposed by interpretive positions of the SEC and its staff regarding covering the foreign currency forward contracts. Therefore, while this approach is designed to minimize the impact of most currency fluctuations on Fund returns, it does not necessarily eliminate the Fund’s exposure to currencies all together. The return of the foreign currency forward contracts may not perfectly offset the actual fluctuations between the Japanese yen and the U.S. dollar. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 26.23%. On a net asset value (“NAV”) basis, the Fund returned 25.50%. During the same time period,

the Index returned 26.80%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as impacts due to currency fluctuations.

During this same time period, the MSCI Japan Local Currency Index (Net) (the “Benchmark Index”) returned 27.38%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 320 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall Japanese stock market. The Fund underperformed the Benchmark Index primarily due to security selection differences in the industrials, consumer staples and the consumer discretionary sectors as well as due to fees and operating expenses incurred by the Fund during the period.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the financials sector during the fiscal year ended October 31, 2017. For the fiscal year ended October 31, 2017, the industrials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and the information technology sectors. The utilities sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Recruit Holdings Co. Ltd., a professional services company (no longer held at fiscal year-end), and Kajima Corporation, a construction and engineering company (portfolio average weight of 0.71%). Positions that detracted most significantly from the Fund’s return included Toho Gas Co., Ltd., a gas utilities (portfolio average weight of 1.04%), and Nagoya Railroad Co., Ltd., a road and rail company (portfolio average weight of 1.15%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Industrials	35.4
Consumer Discretionary	18.7
Consumer Staples	16.1
Information Technology	8.7
Health Care	5.7
Materials	3.8
Utilities	3.1
Telecommunication Services	3.1
Financials	1.8
Real Estate	1.1
Money Market Fund Plus Other Assets Less Liabilities	2.5

35

PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
East Japan Railway Co.	1.5
Maeda Road Construction Co. Ltd.	1.4
Kajima Corp.	1.3
Keyence Corp.	1.2
Sankyo Co. Ltd.	1.2
Central Japan Railway Co.	1.2
Canon, Inc.	1.2
McDonald’s Holdings Co. Japan Ltd.	1.2
Nagoya Railroad Co. Ltd.	1.1
Tobu Railway Co. Ltd.	1.1
Total	12.4

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
S&P Japan 500® Low Volatility USD Hedged Index (Net)††	26.80%	10.83%	23.59%
MSCI Japan Local Currency Index (Net)††	27.38	8.27	17.78
Fund
NAV Return	25.50	9.79	21.23
Market Price Return	26.23	9.93	21.54

36

PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP) (continued)

Fund Inception: October 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

37

IDHQ	Manager’s Analysis
PowerShares S&P International Developed Quality Portfolio (IDHQ)

As an index fund, PowerShares S&P International Developed Quality Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P Quality Developed ex-U.S. LargeMidCap Index (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is constructed from constituents of the S&P Developed ex-U.S. LargeMidCap Index (the “Developed ex-U.S. Index”) that the Index Provider identifies as being of the highest quality that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances. Strictly in accordance with its guidelines and mandated procedures, the Index Provider calculates the quality score of each security in the Developed ex-U.S. Index based on a composite of the following three factors: (i) return on equity, calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share; (ii) accruals ratio, computed using the change of the company’s net operating assets over the last year divided by the company’s average net operating assets over the last two years; and (iii) financial leverage, calculated as the company’s latest total debt divided by the company’s book value. The Index Provider then selects the 100 stocks with the highest quality score for inclusion in the Index. The Index is modified float-adjusted market-capitalization weighted, weighting securities by multiplying their float-adjusted market capitalization and their quality score. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 23.70%. On a net asset value (“NAV”) basis, the Fund returned 22.36%. During the same time period, the Index returned 22.48%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period partially offset by proceeds from a class-action litigation settlement related to execution of foreign exchange transactions.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 23.44%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 930 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the international equity markets in developed countries outside the U.S. The performance of the Fund differed from the Benchmark Index in part because the Fund employs a quality ranking-driven weighting and stock selection methodology, as defined by the Index Provider, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples sector and most underweight in the financials sector during the fiscal year ended October 31, 2017.

The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to its allocation to the health care sector, security selection within the financials sector as well as fees and operating expenses incurred by the Fund during the period.

For the fiscal year ended October 31, 2017, the industrials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and health care sectors, respectively. The utilities sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Novo Nordisk A/S Class B, a pharmaceuticals company (portfolio average weight of 3.05%), and Nestle S.A., a packaged foods & meats company (portfolio average weight of 5.10%). Positions that detracted most significantly from the Fund’s return included Hennes & Mauritz AB Class B, an apparel retail company (portfolio average weight of 0.98%), and National Grid plc, a multi-utilities company (portfolio average weight of 0.59%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Health Care	20.1
Industrials	19.4
Consumer Staples	17.2
Consumer Discretionary	13.7
Financials	9.2
Information Technology	7.7
Materials	5.5
Telecommunication Services	3.3
Utilities	2.2
Energy	0.9
Real Estate	0.7
Other Assets Less Liabilities	0.1

38

PowerShares S&P International Developed Quality Portfolio (IDHQ) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2017
Security
Nestle SA	4.8
Novo Nordisk A/S, Class B	4.4
Roche Holding AG	4.4
Unilever NV	3.1
Sanofi	3.0
Diageo PLC	2.3
AstraZeneca PLC	2.2
Airbus Group SE	2.0
Canadian National Railway Co.	1.8
Keyence Corp.	1.5
Total	29.5

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†††
Index								Average Annualized	Cumulative
Blended—S&P Quality Developed ex-U.S. LargeMidCap Index (Net)†, ††	22.48%	8.85%	28.97%	9.65%	58.49%	1.56%	16.75%	2.36%	27.36%
MSCI EAFE® Index (Net)††	23.44	6.08	19.37	8.53	50.55	1.10	11.59	1.89	21.48
Fund
NAV Return	22.36	8.69	28.41	9.26	55.67	0.66	6.76	1.42	15.74
Market Price Return	23.70	8.70	28.42	9.23	55.52	0.57	5.85	1.36	15.01

39

PowerShares S&P International Developed Quality Portfolio (IDHQ) (continued)

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended—S&P Quality Developed ex-U.S. LargeMidCap Index is comprised of the performance of the QSG Developed International Opportunities Index, the Fund’s previous underlying index, from Fund inception through the conversion date, March 1, 2012, followed by the performance of the Previous Index, the Fund’s underlying index for the period March 1, 2012 through March 18, 2016, followed by the performance of the Index for the period March 18, 2016 through October 31, 2017.

††	Reflects reinvested dividends net of withholding taxes.

†††	Fund, Blended-Index, and Benchmark Index returns are based on the inception date of the Fund.

40

Schedule of Investments

PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—98.4%
	Australia—7.4%
508	Amcor Ltd.	$6,170
865	APA Group	5,677
168	ASX Ltd.	6,953
5,008	AusNet Services	6,797
266	Australia & New Zealand Banking Group Ltd.	6,102
117	Commonwealth Bank of Australia	6,964
919	Goodman Group REIT	5,891
1,535	GPT Group (The) REIT	5,991
255	National Australia Bank Ltd.	6,386
465	SEEK Ltd.	6,550
1,710	Stockland REIT	5,926
2,807	Vicinity Centres REIT	5,704
437	Washington H Soul Pattinson & Co. Ltd.	5,599
205	Wesfarmers Ltd.	6,570
1,011	Westfield Corp. REIT	6,023
245	Westpac Banking Corp.	6,197
328	Woolworths Ltd.	6,509

		106,009

	Austria—1.0%
223	CA Immobilien Anlagen AG	6,365
166	Oesterreichische Post AG	7,379

		13,744

	Belgium—3.5%
45	Ackermans & van Haaren NV	7,709
51	Anheuser-Busch InBev SA/NV	6,241
229	bpost SA	6,460
89	Groupe Bruxelles Lambert SA	9,557
192	Proximus SADP	6,377
46	Solvay SA	6,835
104	Telenet Group Holding NV(a)	7,194

		50,373

	Denmark—1.9%
63	Carlsberg A/S, Class B	7,195
188	Danske Bank A/S	7,173
152	ISS A/S	6,434
285	Tryg A/S	6,786

		27,588

	Finland—0.9%
156	Elisa Oyj	6,286
136	Sampo Oyj, Class A	7,126

		13,412

	France—10.2%
38	Aeroports de Paris	6,401
59	Air Liquide SA	7,512
262	Bureau Veritas SA	7,018
49	Cie Generale des Etablissements Michelin	7,090
85	Danone SA	6,945
4	Dassault Aviation SA	6,240
64	Dassault Systemes SE	6,797
13	Hermes International	6,748
156	Klepierre SA REIT	6,205
103	Legrand SA	7,652
35	L’Oreal SA	7,790
25	LVMH Moet Hennessy Louis Vuitton SE	7,459

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	France (continued)
412	Orange SA	$6,760
56	Pernod Ricard SA	8,399
66	Safran SA	6,953
65	Sanofi	6,155
56	Sodexo SA	7,127
68	Thales SA	7,088
126	Total SA	7,027
26	Unibail-Rodamco SE REIT	6,508
62	Vinci SA	6,071

		145,945

	Germany—7.5%
34	Allianz SE	7,896
70	BASF SE	7,634
74	Beiersdorf AG	8,302
91	Daimler AG	7,557
170	Deutsche Post AG	7,787
400	Deutsche Telekom AG	7,288
56	Hannover Rueck SE	7,023
61	Henkel AG & Co. KGaA	7,689
155	MAN SE	17,132
56	Merck KGaA	5,995
36	Muenchener Rueckversicherungs-Gesellschaft AG In Muenchen	8,054
75	SAP SE	8,533
145	Vonovia SE	6,378

		107,268

	Hong Kong—7.3%
549	CK Hutchison Holdings Ltd.	6,970
795	CK Infrastructure Holdings Ltd.	6,919
771	CLP Holdings Ltd.	7,842
800	Dairy Farm International Holdings Ltd.	6,544
372	Hang Seng Bank Ltd.	8,807
1,000	Henderson Land Development Co. Ltd.	6,518
9,492	HK Electric Investments & HK Electric Investments Ltd.(b)	8,735
4,497	Hong Kong & China Gas Co. Ltd.	8,519
241	Hong Kong Exchanges & Clearing Ltd.	6,709
908	Link REIT	7,629
8,479	Mapletree Greater China Commercial Trust REIT(b)	7,313
1,434	MTR Corp. Ltd.	8,308
769	Power Assets Holdings Ltd.	6,663
744	Swire Pacific Ltd., Class A	7,348

		104,824

	Japan—17.4%
2	Activia Properties, Inc. REIT	7,832
3	Advance Residence Investment Corp. REIT	7,057
100	ANA Holdings, Inc.	3,825
198	Canon, Inc.	7,393
100	Central Japan Railway Co.	18,103
3	Daiwa House REIT Investment Corp. REIT	6,996
1	Daiwa Office Investment Corp. REIT	4,858
100	East Japan Railway Co.	9,654
2	Frontier Real Estate Investment Corp. REIT	7,841
7	GLP J-REIT REIT	7,029

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
200	Hankyu Hanshin Holdings, Inc.	$7,753
400	ITOCHU Corp.	6,963
2	Japan Prime Realty Investment Corp. REIT	6,433
1	Japan Real Estate Investment Corp. REIT	4,682
4	Japan Retail Fund Investment Corp. REIT	7,090
200	Japan Tobacco, Inc.	6,595
100	Kintetsu Group Holdings Co. Ltd.	3,828
100	McDonald’s Holdings Co. Japan Ltd.	4,286
4	Mori Trust Sogo REIT, Inc. REIT	5,706
200	Nagoya Railroad Co. Ltd.	4,478
1	Nippon Building Fund, Inc. REIT	4,823
4	Nippon Prologis REIT, Inc. REIT	8,406
100	Nippon Telegraph & Telephone Corp.	4,816
100	Nissin Foods Holdings Co. Ltd.	6,275
5	Nomura Real Estate Master Fund, Inc. REIT	6,253
300	NTT DoCoMo, Inc.	7,237
100	Oriental Land Co. Ltd.	7,968
6	ORIX JREIT, Inc. REIT	8,242
173	Sankyo Co. Ltd.	5,565
100	Secom Co. Ltd.	7,548
400	Skylark Co. Ltd.	5,967
100	Takeda Pharmaceutical Co. Ltd.	5,628
200	Tobu Railway Co. Ltd.	5,843
100	Toyo Suisan Kaisha Ltd.	3,833
6	United Urban Investment Corp. REIT	8,623
100	West Japan Railway Co.	7,017
400	Zensho Holdings Co. Ltd.	7,396

		249,842

	Netherlands—2.4%
391	Axfood AB	7,071
76	Heineken NV	7,407
82	Koninklijke DSM NV	6,996
156	Koninklijke Philips NV	6,353
146	Wolters Kluwer NV	7,157

		34,984

	New Zealand—0.8%
1,604	Contact Energy Ltd.	6,318
1,087	Z Energy Ltd.	5,488

		11,806

	Norway—1.4%
499	Entra ASA(b)	6,861
346	Gjensidige Forsikring ASA	6,500
671	Orkla ASA	6,557

		19,918

	Singapore—9.8%
3,817	Ascendas Real Estate Investment Trust REIT	7,677
1,200	BOC Aviation Ltd.(b)	6,452
5,413	CapitaLand Commercial Trust Ltd. REIT	6,893
2,541	CapitaLand Ltd.	6,845
5,431	CapitaLand Mall Trust REIT	8,053
438	DBS Group Holdings Ltd.	7,324
8,758	Keppel REIT	7,553
6,853	Mapletree Commercial Trust REIT	7,822
10,159	Mapletree Logistics Trust REIT	9,470

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Singapore (continued)
1,043	Oversea-Chinese Banking Corp. Ltd.	$9,110
978	Singapore Airlines Ltd.	7,372
1,822	Singapore Exchange Ltd.	10,258
3,665	Singapore Press Holdings Ltd.	7,263
2,443	Singapore Technologies Engineering Ltd.	6,240
3,106	Singapore Telecommunications Ltd.	8,549
5,314	Suntec Real Estate Investment Trust REIT	7,606
523	United Overseas Bank Ltd.	9,451
985	UOL Group Ltd.	6,536

		140,474

	Spain—3.7%
369	Abertis Infraestructuras SA	7,983
33	Aena SME SA(b)	6,055
104	Amadeus IT Group SA	7,057
270	Endesa SA	6,181
268	Gas Natural SDG SA	5,735
854	Iberdrola SA	6,902
188	Industria de Diseno Textil SA	7,029
287	Red Electrica Corp. SA	6,356

		53,298

	Sweden—6.4%
416	Castellum AB	6,673
387	Hufvudstaden AB, Class A	6,370
181	ICA Gruppen AB	6,676
323	Industrivarden AB, Class C	8,303
171	Investor AB, Class B	8,475
235	Kinnevik AB, Class B	7,711
93	L E Lundbergforetagen AB, Class B	7,259
129	Saab AB, Class B	6,592
554	Skandinaviska Enskilda Banken AB, Class A	6,829
263	Swedbank AB, Class A	6,528
198	Swedish Match AB	7,459
1,544	Telia Co. AB	7,147
267	Trelleborg AB, Class B	6,615

		92,637

	Switzerland—7.0%
286	ABB Ltd.	7,483
19	Geberit AG	8,608
4	Givaudan SA	8,941
45	Kuehne + Nagel International AG	7,864
112	Nestle SA	9,427
88	Novartis AG	7,257
29	Roche Holding AG	6,706
37	Schindler Holding AG-PC	8,392
4	SGS SA	9,888
85	Swiss RE AG	8,003
20	Swisscom AG	10,112
26	Zurich Insurance Group AG	7,942

		100,623

	United Kingdom—9.4%
234	Bunzl PLC	7,287
286	Compass Group PLC	6,278
202	Diageo PLC	6,899
369	Experian PLC	7,771

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
366	GlaxoSmithKline PLC	$6,598
971	Hammerson PLC REIT	6,757
712	Informa PLC	6,590
129	London Stock Exchange Group PLC	6,443
981	Merlin Entertainments PLC(b)	4,935
546	National Grid PLC	6,569
70	Reckitt Benckiser Group PLC	6,261
349	RELX PLC	8,032
827	RSA Insurance Group PLC	6,908
694	Sage Group PLC (The)	6,870
167	Schroders PLC	7,746
212	Severn Trent PLC	5,943
383	Smith & Nephew PLC	7,227
369	SSE PLC	6,772
519	United Utilities Group PLC	5,741
2,418	Vodafone Group PLC	6,923

		134,550

	United States—0.4%
94	Carnival PLC	6,193

	Total Common Stocks and Other Equity Interests (Cost $1,277,650)	1,413,488

	Money Market Fund—0.1%
1,396	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(c) (Cost $1,396)	1,396

	Total Investments in Securities (Cost $1,279,046)—98.5%	1,414,884
	Other assets less liabilities—1.5%	22,252

	Net Assets—100.0%	$1,437,136

Investment Abbreviations:

PC—Participation Certificate

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $40,351, which represented 2.81% of the Fund’s Net Assets.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP) (continued)

October 31, 2017

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
11/02/2017	CIBC World Markets Corp.	AUD	127,300	USD	99,853	$2,246
11/02/2017	CIBC World Markets Corp.	CHF	93,100	USD	96,407	3,008
11/02/2017	CIBC World Markets Corp.	DKK	162,500	USD	25,858	418
11/02/2017	CIBC World Markets Corp.	EUR	324,900	USD	384,707	6,215
11/02/2017	CIBC World Markets Corp.	GBP	98,800	USD	132,683	1,482
11/02/2017	CIBC World Markets Corp.	JPY	26,824,200	USD	238,618	2,552
11/02/2017	CIBC World Markets Corp.	NOK	148,200	USD	18,630	517
11/02/2017	CIBC World Markets Corp.	NZD	16,200	USD	11,704	606
11/02/2017	CIBC World Markets Corp.	SEK	768,600	USD	94,317	2,509
11/02/2017	CIBC World Markets Corp.	SGD	176,700	USD	130,161	463
11/02/2017	CIBC World Markets Corp.	USD	378,492	EUR	324,900	0
11/02/2017	CIBC World Markets Corp.	USD	131,201	GBP	98,800	0
12/04/2017	CIBC World Markets Corp.	AUD	133,000	USD	101,942	1
12/04/2017	CIBC World Markets Corp.	NZD	16,200	USD	11,091	1

Subtotal — Appreciation						20,018

11/02/2017	CIBC World Markets Corp.	HKD	720,100	USD	92,263	(36)
12/04/2017	CIBC World Markets Corp.	CHF	96,000	USD	96,501	(35)
12/04/2017	CIBC World Markets Corp.	DKK	170,100	USD	26,676	(9)
12/04/2017	CIBC World Markets Corp.	EUR	339,200	USD	395,802	(112)
12/04/2017	CIBC World Markets Corp.	GBP	101,700	USD	135,169	(23)
12/04/2017	CIBC World Markets Corp.	HKD	732,500	USD	93,924	(12)
12/04/2017	CIBC World Markets Corp.	JPY	27,646,000	USD	243,613	(68)
12/04/2017	CIBC World Markets Corp.	NOK	155,800	USD	19,056	(2)
12/04/2017	CIBC World Markets Corp.	SEK	799,000	USD	95,600	(31)
12/04/2017	CIBC World Markets Corp.	SGD	185,300	USD	136,036	(10)

Subtotal — Depreciation						(338)

Total Forward Foreign Currency Contracts — Currency Risk						$19,680

Currency Abbreviations:

AUD—Australian Dollar

CHF—Swiss Franc

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

USD—U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Schedule of Investments

PowerShares DWA Developed Markets Momentum Portfolio (PIZ)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.1%
	Australia—4.6%
83,399	Aristocrat Leisure Ltd.	$1,505,932
276,429	Challenger Ltd.	2,818,961
48,053	CSL Ltd.	5,118,826
252,869	Qantas Airways Ltd.	1,192,407

		10,636,126

	Austria—2.8%
70,949	ams AG	6,473,527

	Belgium—1.0%
6,868	Ackermans & van Haaren NV	1,176,529
14,895	KBC Group NV	1,237,366

		2,413,895

	Canada—11.1%
124,853	Algonquin Power & Utilities Corp.	1,337,538
24,852	Bank of Nova Scotia (The)	1,605,519
49,390	CCL Industries, Inc., Class B	2,382,337
27,057	CGI Group, Inc., Class A(a)	1,438,800
10,405	Constellation Software, Inc.	5,924,336
19,330	Dollarama, Inc.	2,153,426
144,501	Pembina Pipeline Corp.	4,780,830
27,687	Royal Bank of Canada	2,166,463
10,113	Shopify, Inc., Class A(a)	1,006,201
52,404	Toronto-Dominion Bank (The)	2,981,389

		25,776,839

	China—0.6%
1,129,015	Sino Biopharmaceutical Ltd.	1,318,327

	Denmark—8.1%
16,542	DSV A/S	1,279,314
26,528	Genmab A/S(a)	5,357,430
98,002	Novo Nordisk A/S, Class B	4,875,859
48,985	Novozymes A/S, Class B	2,705,540
50,992	Vestas Wind Systems A/S	4,498,402

		18,716,545

	Finland—3.4%
43,866	Elisa Oyj	1,767,608
96,936	Wartsila Oyj Abp	6,244,785

		8,012,393

	France—8.6%
3,412	Kering	1,564,087
4,532	LVMH Moet Hennessy Louis Vuitton SE	1,352,094
13,441	Pernod Ricard SA	2,015,979
61,255	Rubis SCA	3,844,823
14,441	Safran SA	1,521,308
8,875	Teleperformance	1,296,502
30,691	Ubisoft Entertainment SA(a)	2,341,853
41,639	Valeo SA	2,818,277
33,453	Vinci SA	3,275,518

		20,030,441

	Germany—4.1%
15,948	adidas AG	3,549,445
12,026	Henkel AG & Co. KGaA	1,515,848
8,046	MTU Aero Engines AG	1,356,769

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Germany (continued)
20,339	United Internet AG	$1,286,817
18,400	Wirecard AG	1,812,336

		9,521,215

	Hong Kong—1.2%
175,876	Link REIT	1,477,694
237,106	Techtronic Industries Co. Ltd.	1,390,397

		2,868,091

	Israel—0.8%
21,944	Nice Ltd.	1,808,876

	Italy—0.9%
42,913	Recordati SpA	1,995,161

	Japan—11.3%
45,269	Daifuku Co. Ltd.	2,195,126
11,030	Hikari Tsushin, Inc.	1,423,038
2,399	Keyence Corp.	1,326,491
44,964	MISUMI Group, Inc.	1,226,687
58,880	Nexon Co. Ltd.(a)	1,575,246
94,512	Nihon M&A Center, Inc.	4,499,779
17,560	Nippon Shinyaku Co. Ltd.	1,239,384
81,240	Persol Holdings Co. Ltd.	2,003,296
33,292	Pigeon Corp.	1,173,409
39,870	Pola Orbis Holdings, Inc.	1,263,152
5,238	Ryohin Keikaku Co. Ltd.	1,539,639
64,358	Seiko Epson Corp.	1,526,966
15,601	SoftBank Group Corp.	1,365,688
36,934	Start Today Co. Ltd.	1,004,366
22,552	Taisei Corp.	1,244,399
75,520	USS Co. Ltd.	1,515,318

		26,121,984

	Luxembourg—1.5%
5,414	Eurofins Scientific SE	3,386,880

	Netherlands—1.8%
25,584	Aalberts Industries NV	1,262,054
16,113	ASML Holding NV	2,905,726

		4,167,780

	Singapore—2.1%
149,212	Oversea-Chinese Banking Corp. Ltd.	1,303,305
554,526	UOL Group Ltd.	3,679,474

		4,982,779

	South Africa—0.7%
72,182	Mondi PLC	1,745,504

	Spain—0.6%
35,118	Industria de Diseno Textil SA	1,313,029

	Sweden—4.5%
52,511	Hexagon AB, Class B	2,692,727
25,562	Investor AB, Class B	1,266,833
133,446	Nibe Industrier AB, Class B	1,334,970
87,642	Swedbank AB, Class A	2,175,399
122,764	Trelleborg AB, Class B	3,041,312

		10,511,241

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

PowerShares DWA Developed Markets Momentum Portfolio (PIZ) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Switzerland—14.1%
2,488	EMS-CHEMIE HOLDING AG	$1,632,376
27,579	Flughafen Zurich AG	6,003,855
9,031	Geberit AG	4,091,492
1,047	Georg Fischer AG	1,290,894
29,332	Kuehne + Nagel International AG	5,126,038
33,674	Logitech International SA	1,203,994
5,047	Lonza Group AG	1,341,749
14,240	Nestle SA	1,198,572
2,940	Partners Group Holding AG	1,979,073
16,220	Schindler Holding AG-PC	3,679,115
187	Sika AG-BR	1,385,428
11,947	Sonova Holding AG	2,158,562
14,691	Temenos Group AG	1,697,836

		32,788,984

	United Kingdom—16.3%
58,966	Compass Group PLC	1,294,364
78,217	Croda International PLC	4,345,850
37,477	Diageo PLC	1,280,023
330,133	Experian PLC	6,953,030
170,546	Hiscox Ltd.	3,234,087
108,082	IMI PLC	1,753,907
165,632	Inchcape PLC	1,718,918
25,945	InterContinental Hotels Group PLC	1,437,408
121,679	Intermediate Capital Group PLC	1,572,210
19,028	Intertek Group PLC	1,370,802
409,524	Legal & General Group PLC	1,452,020
74,335	Micro Focus International PLC	2,610,965
6,526,664	Rolls-Royce Holdings C Shares(a)	8,667
141,884	Rolls-Royce Holdings PLC	1,833,277
127,584	RPC Group PLC	1,596,833
54,716	Spirax-Sarco Engineering PLC	4,105,298
20,397	Unilever PLC	1,156,446

		37,724,105

	Total Investments in Securities (Cost $193,889,546)—100.1%	232,313,722
	Other assets less liabilities—(0.1)%	(229,814)

	Net Assets—100.0%	$232,083,908

Investment Abbreviations:

BR—Bearer Shares

PC—Participation Certificate

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Schedule of Investments

PowerShares DWA Emerging Markets Momentum Portfolio (PIE)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Brazil—6.1%
67,300	Arezzo Industria E Comercio SA	$1,039,942
207,200	Centrais Eletricas Brasileiras SA(a)	1,396,598
129,900	Cia de Saneamento de Minas Gerais-COPASA MG	1,564,510
117,600	Cia Hering	1,049,695
87,000	CVC Brasil Operadora e Agencia de Viagens SA	1,148,883
142,600	Fleury SA	1,258,896
57,300	Localiza Rent A Car SA	1,013,634
227,100	Petroleo Brasileiro SA (Preference Shares)(a)	1,164,188
92,800	Qualicorp SA	992,862
44,100	Smiles Fidelidade SA	1,152,598
112,100	Vale SA	1,099,977

		12,881,783

	Chile—1.2%
12,949	Banco de Chile ADR	1,192,862
22,659	Sociedad Quimica y Minera de Chile SA ADR	1,353,648

		2,546,510

	China—31.4%
332,115	AAC Technologies Holdings, Inc.	6,078,856
743,035	Agile Group Holdings Ltd.	1,081,914
1,684,983	Beijing Enterprises Water Group Ltd.	1,414,627
269,434	BOC Hong Kong (Holdings) Ltd.	1,282,970
680,851	BYD Electronic International Co. Ltd.	1,841,364
5,676,145	China Aoyuan Property Group Ltd.	3,441,278
2,168,347	China Jinmao Holdings Group Ltd.	972,752
1,790,045	China Molybdenum Co. Ltd., H-Shares	1,163,261
2,153,375	China SCE Property Holdings Ltd.	971,555
1,014,729	China ZhengTong Auto Services Holdings Ltd.	1,067,821
2,425,455	CIFI Holdings Group Co. Ltd.	1,352,346
1,128,436	Country Garden Holdings Co. Ltd.	1,787,724
2,141,978	CSPC Pharmaceutical Group Ltd.	3,722,887
1,317,405	Geely Automobile Holdings Ltd.	4,077,947
467,689	Guangzhou Automobile Group Co. Ltd., H-Shares	1,162,958
417,165	Guangzhou R&F Properties Co. Ltd., H-Shares	888,677
905,255	KWG Property Holding Ltd.	898,084
1,277,177	Logan Property Holdings Co. Ltd.	1,181,935
384,447	Minth Group Ltd.	2,074,549
36,423	New Oriental Education & Technology Group, Inc. ADR	3,031,851
1,110,460	Nexteer Automotive Group Ltd.	2,172,014
2,678,410	Powerlong Real Estate Holdings Ltd.	1,273,668
49,000	Silergy Corp.	1,057,677
805,470	Sinotruk Hong Kong Ltd.	1,069,583
1,840,195	SITC International Holdings Co. Ltd.	1,773,727
654,963	Sunac China Holdings Ltd.	3,332,825
324,852	Sunny Optical Technology Group Co. Ltd.	4,755,069
143,486	Tencent Holdings Ltd.	6,433,311
769,613	TravelSky Technology Ltd., H-Shares	1,992,641
3,580,085	Yuzhou Properties Co. Ltd.	1,766,686
733,303	Zhongsheng Group Holdings Ltd.	1,505,744

		66,628,301

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hungary—0.5%
28,072	OTP Bank PLC	$1,131,853

	India—1.3%
14,636	HDFC Bank Ltd. ADR	1,350,903
68,080	Vedanta Ltd. ADR	1,402,448

		2,753,351

	Indonesia—0.5%
8,270,735	PT Adaro Energy Tbk	1,112,928

	Malaysia—9.1%
3,813,400	Hartalega Holdings Bhd	6,863,850
8,841,400	Inari Amertron Bhd	5,868,509
2,206,900	Press Metal Aluminium Holdings Bhd	2,309,334
10,257,400	Sunway Bhd	4,191,639

		19,233,332

	Mexico—3.0%
158,414	Arca Continental SAB de CV	1,010,342
274,265	Grupo Aeroportuario del Centro Norte SAB de CV, Class B	1,386,934
161,219	Grupo Aeroportuario del Pacifico SAB de CV, Class B	1,532,361
83,524	Grupo Aeroportuario del Sureste SAB de CV, Class B	1,492,847
211,860	Industrias Bachoco SAB de CV, Series B	1,042,674

		6,465,158

	Philippines—1.2%
138,985	SM Investments Corp.	2,571,054

	Russia—0.6%
30,627	X5 Retail Group NV GDR(a)(b)	1,258,770

	South Africa—5.8%
18,893	Capitec Bank Holdings Ltd.	1,255,645
293,762	Clicks Group Ltd.	3,291,131
98,365	Mondi Ltd.	2,359,091
22,171	Naspers Ltd., Class N	5,401,156

		12,307,023

	Taiwan—27.0%
912,000	Accton Technology Corp.	2,939,253
75,000	Airtac International Group	1,214,791
399,000	Asia Optical Co., Inc.	1,627,248
119,000	Bizlink Holding, Inc.	1,191,598
1,010,000	Compeq Manufacturing Co. Ltd.	1,187,171
1,831,638	E.Sun Financial Holding Co. Ltd.	1,114,427
299,000	Ennoconn Corp.	4,248,131
125,000	General Interface Solution Holding Ltd.	1,145,990
105,000	Gourmet Master Co. Ltd.	1,204,596
3,056,000	HannStar Display Corp.	1,185,537
1,322,000	King’s Town Bank Co. Ltd.	1,444,318
26,000	Largan Precision Co. Ltd.	4,926,806
1,391,000	Lien Hwa Industrial Corp.	1,475,887
924,136	Long Chen Paper Co. Ltd.	1,360,488
2,404,208	Macronix International(a)	4,384,404
320,000	Merry Electronics Co. Ltd.	2,440,359
180,000	President Chain Store Corp.	1,617,401
795,000	Primax Electronics Ltd.	2,061,341
1,681,000	Qisda Corp.	1,226,214

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

PowerShares DWA Emerging Markets Momentum Portfolio (PIE) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Taiwan (continued)
1,364,000	Taiwan High Speed Rail Corp.	$1,089,952
833,000	Taiwan Paiho Ltd.	3,438,668
300,000	Taiwan Semiconductor Manufacturing Co. Ltd.	2,417,149
144,000	Voltronic Power Technology Corp.	2,711,981
1,134,000	Walsin Technology Corp.	2,925,287
1,590,000	Winbond Electronics Corp.	1,375,984
1,534,650	WT Microelectronics Co. Ltd.	2,427,189
366,000	Yageo Corp.	2,906,447

		57,288,617

	Thailand—11.7%
708,417	Airports of Thailand PCL NVDR	1,268,838
22,183,845	Bangkok Land PCL NVDR	1,235,404
7,444,695	Beauty Community PCL NVDR	4,011,440
1,246,998	Central Pattana PCL NVDR	2,984,237
2,846,536	CP ALL PCL NVDR	5,998,119
174,810	Electricity Generating PCL NVDR	1,210,304
1,071,465	Muangthai Leasing PCL NVDR	1,265,954
1,320,580	Thanachart Capital PCL NVDR	2,176,453
1,803,320	Tisco Financial Group PCL NVDR	4,763,436

		24,914,185

	Turkey—0.6%
36,518	Tupras Turkiye Petrol Rafinerileri AS	1,312,957

	Total Common Stocks and Other Equity Interests (Cost $174,331,763)	212,405,822

	Rights—0.0%
	Taiwan—0.0%
142,122	Winbond Electronics Corp., expiring 12/14/17(a) (Cost $0)	19,321

	Total Investments in Securities (Cost $174,331,763)—100.0%	212,425,143
	Other assets less liabilities—(0.0)%	(48,285)

	Net Assets—100.0%	$212,376,858

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-voting Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2017 represented less than 1% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Schedule of Investments

PowerShares Emerging Markets Infrastructure Portfolio (PXR)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.2%
	Australia—0.4%
2,222	CIMIC Group Ltd.	$82,375

	Brazil—6.3%
84,568	Cia Siderurgica Nacional SA ADR(a)(b)	213,957
108,965	Gerdau SA ADR	360,674
29,200	Iochpe-Maxion SA	199,853
39,563	Vale SA ADR	387,322
17,660	WEG SA	114,877

		1,276,683

	Chile—2.7%
27,567	CAP SA	300,241
150,732	Salfacorp SA	259,811

		560,052

	China—31.1%
409,261	Angang Steel Co. Ltd., H-Shares	358,283
144,263	Anhui Conch Cement Co. Ltd., H-Shares	616,675
880,743	BBMG Corp., H-Shares	439,141
539,400	China Communications Construction Co. Ltd., H-Shares	654,736
311,081	China Machinery Engineering Corp., H-Shares	190,593
442,278	China Molybdenum Co. Ltd., H-Shares	287,414
1,084,639	China National Building Material Co. Ltd., H-Shares	914,779
230,403	China Railway Construction Corp. Ltd., H-Shares	289,119
471,819	China Railway Group Ltd., H-Shares	379,182
93,178	CSSC Offshore and Marine Engineering Group Company Ltd., H-Shares	158,844
127,962	Dongfang Electric Corp. Ltd., H-Shares(b)	124,652
147,856	First Tractor Co. Ltd., H-Shares	72,205
253,320	Harbin Electric Co. Ltd., H-Shares	119,163
83,000	Huaxin Cement Co. Ltd., Class B	95,948
145,541	Jiangxi Copper Co. Ltd., H-Shares	232,066
709,229	Lonking Holdings Ltd.	318,170
1,080,358	Metallurgical Corp. of China Ltd., H-Shares	357,267
962,855	Shanghai Electric Group Co. Ltd., H-Shares(b)	436,887
244,670	Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares	309,844

		6,354,968

	France—0.7%
3,588	Alstom SA	145,208

	Germany—1.9%
3,068	HeidelbergCement AG	312,624
409	HOCHTIEF AG	72,184

		384,808

	India—3.4%
25,945	Larsen & Toubro Ltd. GDR(c)	483,874
10,310	Mahindra & Mahindra Ltd. GDR(c)	214,964

		698,838

	Indonesia—6.2%
656,795	PT Adhi Karya Persero Tbk	106,056
1,025,278	PT Aneka Tambang (Persero) Tbk(b)	48,760
219,904	PT Indocement Tunggal Prakarsa Tbk	364,007

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Indonesia (continued)
302,293	PT Pembangunan Perumahan Persero Tbk	$63,523
354,275	PT Semen Indonesia (Persero) Tbk	284,726
209,876	PT Tower Bersama Infrastructure Tbk	105,228
34,730	PT United Tractors Tbk	88,794
254,342	PT Vale Indonesia Tbk(b)	55,135
562,618	PT Waskita Karya Persero Tbk	87,945
382,734	PT Wijaya Karya Persero Tbk	55,593

		1,259,767

	Israel—1.2%
8,657	Caesarstone Ltd.(b)	244,993

	Malaysia—5.2%
495,174	Dialog Group Bhd	264,342
203,184	Gamuda Bhd	251,970
327,214	IJM Corp. Bhd	246,560
127,900	Lafarge Malaysia Bhd(b)	210,272
231,933	Sunway Bhd	94,778

		1,067,922

	Mexico—3.1%
33,122	Cemex SAB de CV-PC ADR(b)	268,619
10,843	Grupo Carso SAB de CV, Series A1	35,244
15,800	Grupo Cementos de Chihuahua SAB de CV	75,629
26,411	Promotora y Operadora de Infraestructura SAB de CV	251,350

		630,842

	Netherlands—0.9%
7,706	OCI NV(b)	182,819

	Philippines—1.0%
1,536,394	Metro Pacific Investments Corp.	202,372

	Poland—2.7%
16,578	KGHM Polska Miedz SA	560,140

	Russia—3.4%
34,892	Evraz PLC	133,676
35,258	Mechel PJSC ADR(b)	174,527
15,474	MMC Norilsk Nickel PJSC ADR	284,722
2,181	Novolipetsk Steel PJSC GDR(c)	50,272
4,001	Severstal PJSC GDR(c)	61,015

		704,212

	Singapore—0.7%
99,308	Sembcorp Marine Ltd.	140,681

	South Africa—4.0%
10,327	African Rainbow Minerals Ltd.	90,598
4,935	Assore Ltd.	107,915
599,205	PPC Ltd.(b)	312,288
60,620	Reunert Ltd.	298,100

		808,901

	Spain—1.2%
6,225	ACS Actividades de Construccion y Servicios SA	245,510

	Sweden—2.5%
11,515	Atlas Copco AB, Class A	505,066

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

PowerShares Emerging Markets Infrastructure Portfolio (PXR) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Switzerland—2.5%
19,199	ABB Ltd.	$503,149

	Taiwan—9.1%
262,234	Asia Cement Corp.	233,893
285,845	China Steel Corp.	232,679
319,000	Chung Hung Steel Corp.(b)	122,166
215,000	CTCI Corp.	333,270
22,000	King Slide Works Co. Ltd.	294,335
395,573	Taiwan Cement Corp.	439,387
73,000	United Integrated Services Co. Ltd.	130,705
32,000	Yeong Guan Energy Technology Group Co. Ltd.	73,847

		1,860,282

	Thailand—6.0%
51,548	CH Karnchang PCL NVDR	42,284
1,061,807	Gunkul Engineering PCL NVDR	129,130
635,427	Italian-Thai Development PCL NVDR	77,659
6,828	Siam Cement PCL (The) NVDR	100,714
10,532	Siam City Cement PCL NVDR	88,454
281,237	Sino-Thai Engineering & Construction PCL NVDR	209,954
5,044,468	Superblock PCL NVDR(b)	189,813
223,078	Tipco Asphalt PCL NVDR	150,420
1,825,443	TPI Polene PCL NVDR	123,088
199,400	Unique Engineering & Construction PCL NVDR	106,243

		1,217,759

	Turkey—1.4%
83,570	Tekfen Holding AS	281,975

	United States—2.6%
3,910	Caterpillar, Inc.	530,978

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $18,658,016)—100.2%	20,450,300

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.9%
174,422	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(d)(e) (Cost $174,422)	174,422

	Total Investments in Securities (Cost $18,832,438)—101.1%	20,624,722
	Other assets less liabilities—(1.1)%	(220,953)

	Net Assets—100.0%	$20,403,769

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-voting Depositary Receipt

PC—Participation Certificate

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2017.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $810,125, which represented 3.97% of the Fund’s Net Assets.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Schedule of Investments

PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—91.7%
	Austria—1.0%
2,147	CA Immobilien Anlagen AG	$61,278

	Belgium—9.3%
398	Ackermans & van Haaren NV	68,180
486	Anheuser-Busch InBev SA/NV	59,476
2,214	bpost SA	62,455
630	Cofinimmo SA REIT	79,960
859	Groupe Bruxelles Lambert SA	92,244
1,855	Proximus SADP	61,609
441	Solvay SA	65,528
994	Telenet Group Holding NV(a)	68,760

		558,212

	Finland—2.2%
1,507	Elisa Oyj	60,726
1,298	Sampo Oyj, Class A	68,014

		128,740

	France—28.2%
364	Aeroports de Paris	61,316
577	Air Liquide SA	73,469
2,538	Bureau Veritas SA	67,988
470	Cie Generale des Etablissements Michelin	68,003
807	Danone SA	65,940
40	Dassault Aviation SA	62,395
613	Dassault Systemes SE	65,106
891	Eurazeo SA	82,840
709	Fonciere des Regions REIT	72,213
396	Gecina SA REIT	64,262
118	Hermes International	61,247
782	ICADE REIT	68,324
1,513	Klepierre SA REIT	60,183
999	Legrand SA	74,215
325	L’Oreal SA	72,333
3,938	Orange SA	64,616
550	Orpea	65,898
534	Pernod Ricard SA	80,093
632	Safran SA	66,579
624	Sanofi	59,092
539	Sodexo SA	68,599
649	Thales SA	67,652
1,195	Total SA	66,640
249	Unibail-Rodamco SE REIT	62,322
413	Wendel SA	69,667

		1,690,992

	Germany—28.8%
320	Allianz SE	74,315
4,366	alstria office REIT-AG REIT	61,822
1,014	Axel Springer SE	68,395
660	BASF SE	71,981
940	Bechtle AG	74,934
673	Beiersdorf AG	75,500
855	Daimler AG	71,007
1,786	Deutsche EuroShop AG	65,071
1,613	Deutsche Post AG	73,885
3,784	Deutsche Telekom AG	68,944
690	Fielmann AG	60,487
2,109	Freenet AG	70,476

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Germany (continued)
1,134	FUCHS PETROLUB SE (Preference Shares)	$63,668
809	Gerresheimer AG	64,312
519	Hannover Rueck SE	65,086
504	Henkel AG & Co. KGaA (Preference Shares)	70,750
1,457	MAN SE	161,043
518	Merck KGaA	55,451
410	MTU Aero Engines AG	69,137
343	Muenchener Rueckversicherungs-Gesellschaft AG In Muenchen	76,739
698	SAP SE	79,411
4,039	TAG Immobilien AG	69,473
1,452	Talanx AG	57,029
1,366	Vonovia SE	60,088

		1,729,004

	Luxembourg—1.1%
107	Eurofins Scientific SE	66,937

	Netherlands—7.8%
1,586	Aalberts Industries NV	78,237
1,534	Eurocommercial Properties NV CVA	63,886
711	Heineken NV	69,294
785	Koninklijke DSM NV	66,977
1,506	Koninklijke Philips NV	61,326
1,360	Wereldhave NV REIT	61,813
1,400	Wolters Kluwer NV	68,629

		470,162

	Spain—11.9%
3,527	Abertis Infraestructuras SA	76,300
319	Aena SME SA(b)	58,530
1,000	Amadeus IT Group SA	67,858
3,215	Ebro Foods SA	77,360
2,142	Enagas SA	61,709
2,592	Endesa SA	59,334
3,391	Hispania Activos Inmobiliarios SOCIMI SA REIT	58,485
8,212	Iberdrola SA	66,373
1,789	Industria de Diseno Textil SA	66,889
4,792	MERLIN Properties SOCIMI SA REIT	63,249
2,759	Red Electrica Corp. SA	61,100

		717,187

	United Kingdom—1.4%
3,613	RELX NV	81,612

	Total Common Stocks and Other Equity Interests (Cost $4,922,330)	5,504,124

	Money Market Fund—0.2%
12,440	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(c) (Cost $12,440)	12,440

	Total Investments in Securities (Cost $4,934,770)—91.9%	5,516,564
	Other assets less liabilities—8.1%	488,043

	Net Assets—100.0%	$6,004,607

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU) (continued)

October 31, 2017

Investment Abbreviations:

CVA—Dutch Certificates

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2017 represented less than 1% of the Fund’s Net Assets.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

Open Forward Foreign Currency Contracts
	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
Settlement Date		Deliver		Receive
11/02/2017	CIBC World Markets Corp.	EUR	1,648,664	USD	1,952,150	$31,539
11/02/2017	CIBC World Markets Corp.	USD	1,909,741	EUR	1,639,333	0
11/02/2017	Goldman Sachs & Co. LLC	EUR	1,535,668	USD	1,818,346	29,370
11/02/2017	Goldman Sachs & Co. LLC	USD	1,909,741	EUR	1,639,333	0
11/02/2017	RBC Capital Markets LLC	EUR	1,535,668	USD	1,818,330	29,354
11/02/2017	RBC Capital Markets LLC	USD	1,679,082	EUR	1,441,334	0

Subtotal — Appreciation						90,263

12/04/2017	CIBC World Markets Corp.	EUR	1,639,333	USD	1,912,887	(539)
12/04/2017	Goldman Sachs & Co. LLC	EUR	1,639,333	USD	1,912,897	(529)
12/04/2017	RBC Capital Markets LLC	EUR	1,639,334	USD	1,912,891	(536)

Subtotal — Depreciation						(1,604)

Total Forward Foreign Currency Contracts — Currency Risk						$88,659

Currency Abbreviations:

EUR—Euro

USD—U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Schedule of Investments

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—40.6%
6,391	AGL Energy Ltd.	$123,831
10,616	Amcor Ltd.	128,935
52,183	AMP Ltd.	198,856
9,731	APA Group	63,868
1,155	ASX Ltd.	47,804
21,281	Aurizon Holdings Ltd.	84,523
38,226	Australia & New Zealand Banking Group Ltd.	876,949
5,584	Bank of Queensland Ltd.	57,201
7,595	Bendigo & Adelaide Bank Ltd.	66,271
656,750	BGP Holdings PLC(a)(b)	0
55,020	BHP Billiton Ltd.	1,119,632
4,600	BlueScope Steel Ltd.	45,287
9,338	Boral Ltd.	51,193
13,745	Brambles Ltd.	99,699
4,694	Caltex Australia Ltd.	123,306
3,879	Challenger Ltd.	39,557
1,291	CIMIC Group Ltd.	47,860
7,798	Coca-Cola Amatil Ltd.	48,730
17,694	Commonwealth Bank of Australia	1,053,197
3,417	Computershare Ltd.	40,819
4,551	Crown Resorts Ltd.	40,513
1,348	CSL Ltd.	143,595
8,275	Dexus REIT	61,989
9,516	Downer EDI Ltd.	51,002
16,982	Fortescue Metals Group Ltd.	60,417
11,653	Goodman Group REIT	74,696
15,394	GPT Group (The) REIT	60,079
4,754	GrainCorp Ltd., Class A	30,984
6,366	Iluka Resources Ltd.	45,834
21,348	Incitec Pivot Ltd.	62,528
33,982	Insurance Australia Group Ltd.	170,925
8,284	LendLease Group	102,962
3,240	Macquarie Group Ltd.	244,328
23,999	Medibank Private Ltd.	56,492
28,538	Metcash Ltd.	58,861
41,540	Mirvac Group REIT	76,760
31,806	National Australia Bank Ltd.	796,488
4,004	Newcrest Mining Ltd.	68,800
7,344	Oil Search Ltd.	41,557
5,926	Orica Ltd.	94,828
34,584	Origin Energy Ltd.(a)	210,547
20,241	Qantas Airways Ltd.	95,447
21,428	QBE Insurance Group Ltd.	175,472
605	Ramsay Health Care Ltd.	31,038
30,767	Santos Ltd.(a)	106,158
45,972	Scentre Group REIT	141,701
3,989	Sonic Healthcare Ltd.	66,585
45,514	South32 Ltd.	117,606
32,507	Stockland REIT	112,660
20,677	Suncorp Group Ltd.	215,299
14,426	Tabcorp Holdings Ltd.	49,665
19,141	Tatts Group Ltd.	61,200
70,189	Telstra Corp. Ltd.	190,514
9,269	Transurban Group	86,208
24,756	Vicinity Centres REIT	50,301
15,224	Wesfarmers Ltd.	487,932

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Australia (continued)
15,508	Westfield Corp. REIT	$92,391
36,347	Westpac Banking Corp.	919,400
11,525	Woodside Petroleum Ltd.	271,555
19,552	Woolworths Ltd.	387,980
8,999	WorleyParsons Ltd.(a)	96,669

		10,627,484

	China—1.4%
34,816	BOC Hong Kong (Holdings) Ltd.	165,784
21,002	China Mengniu Dairy Co. Ltd.	58,146
23,366	Global Logistic Properties Ltd.	56,940
23,355	Semiconductor Manufacturing International Corp.(a)	35,803
52,081	Want Want China Holdings Ltd.	42,590

		359,263

	Hong Kong—13.9%
61,328	AIA Group Ltd.	461,426
9,450	Bank of East Asia Ltd. (The)	41,425
23,316	Cathay Pacific Airways Ltd.(a)	39,867
27,023	CK Asset Holdings Ltd.	222,196
26,081	CK Hutchison Holdings Ltd.	331,119
15,900	CLP Holdings Ltd.	161,715
9,861	Galaxy Entertainment Group Ltd.	67,115
10,798	Hang Lung Group Ltd.	37,923
25,768	Hang Lung Properties Ltd.	59,187
6,554	Hang Seng Bank Ltd.	155,160
12,772	Henderson Land Development Co. Ltd.	83,244
41,918	Hong Kong & China Gas Co. Ltd.	79,411
2,846	Hong Kong Exchanges & Clearing Ltd.	79,232
10,807	Hongkong Land Holdings Ltd.	78,351
112,409	Hutchison Port Holdings Trust	48,336
1,506	Jardine Matheson Holdings Ltd.	96,474
1,890	Jardine Strategic Holdings Ltd.	79,267
144,861	Li & Fung Ltd.	72,971
19,125	Link REIT	160,686
15,040	MTR Corp. Ltd.	87,135
93,723	New World Development Co. Ltd.	139,591
60,097	Noble Group Ltd.(a)	12,792
57,793	PCCW Ltd.	31,853
8,963	Power Assets Holdings Ltd.	77,661
23,089	Sands China Ltd.	108,760
30,971	Sino Land Co. Ltd.	53,353
54,375	SJM Holdings Ltd.	46,696
19,551	Sun Hung Kai Properties Ltd.	319,760
7,999	Swire Pacific Ltd., Class A	78,997
70,703	WH Group Ltd.(c)	71,593
17,311	Wharf Holdings Ltd. (The)	157,427
7,280	Wheelock & Co. Ltd.	50,668
10,348	Yue Yuen Industrial Holdings Ltd.	39,658

		3,631,049

	Indonesia—0.2%
152,112	Golden Agri-Resources Ltd.	44,102

	Macau—0.2%
21,278	Wynn Macau Ltd.	54,546

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	New Zealand—0.4%
9,516	Fletcher Building Ltd.	$47,979
26,171	Spark New Zealand Ltd.	65,977

		113,956

	Singapore—7.2%
21,095	Ascendas Real Estate Investment Trust REIT	42,425
31,390	CapitaLand Ltd.	84,557
26,881	CapitaLand Mall Trust REIT	39,856
7,121	City Developments Ltd.	67,635
25,086	ComfortDelGro Corp. Ltd.	37,194
21,591	DBS Group Holdings Ltd.	361,012
47,696	Genting Singapore PLC	42,711
1,605	Jardine Cycle & Carriage Ltd.	46,404
22,432	Keppel Corp. Ltd.	123,488
30,624	Oversea-Chinese Banking Corp. Ltd.	267,488
20,736	Sembcorp Industries Ltd.	50,227
7,496	Singapore Airlines Ltd.	56,506
22,320	Singapore Press Holdings Ltd.	44,234
15,712	Singapore Technologies Engineering Ltd.	40,133
82,630	Singapore Telecommunications Ltd.	227,439
15,281	United Overseas Bank Ltd.	276,144
34,285	Wilmar International Ltd.	85,310

		1,892,763

	South Korea—35.0%
110	CJ CheilJedang Corp.	35,935
21	CJ CheilJedang Corp. (Preference Shares)	3,046
331	CJ Corp.	55,100
582	Daelim Industrial Co. Ltd.	43,325
768	Dongbu Insurance Co. Ltd.	48,328
2,309	Doosan Heavy Industries & Construction Co. Ltd.	36,067
5,157	Doosan Infracore Co. Ltd.(a)	42,624
374	E-MART, Inc.	74,777
922	GS Holdings Corp.	54,480
5,009	Hana Financial Group, Inc.	214,381
854	Hankook Tire Co. Ltd.	41,162
1,354	Hanwha Corp.	53,962
444	Hyosung Corp.	53,303
47	Hyundai Construction Equipment Co. Ltd.(a)	15,690
51	Hyundai Electric & Energy System Co. Ltd.(a)	10,743
1,577	Hyundai Engineering & Construction Co. Ltd.	53,277
261	Hyundai Glovis Co. Ltd.	35,177
733	Hyundai Heavy Industries Co. Ltd.(a)	102,392
1,803	Hyundai Marine & Fire Insurance Co. Ltd.	72,983
850	Hyundai Mobis Co. Ltd.	202,191
2,272	Hyundai Motor Co.	326,498
364	Hyundai Motor Co. (Preference Shares)	33,464
571	Hyundai Motor Co. (2nd Preference Shares)	57,592
157	Hyundai Robotics Co. Ltd.(a)	63,271
1,651	Hyundai Steel Co.	84,735
7,604	Industrial Bank of Korea	104,183
6,745	KB Financial Group, Inc.	351,594
5,144	Kia Motors Corp.	162,536
7,602	Korea Electric Power Corp.	265,987
1,134	Korea Gas Corp.(a)	41,348
94	Korea Zinc Co. Ltd.	42,958

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
2,390	Korean Air Lines Co. Ltd.(a)	$67,518
994	KT&G Corp.	94,046
4,682	Kumho Tire Co., Inc.(a)	27,373
532	LG Chem Ltd.	191,603
89	LG Chem Ltd. (Preference Shares)	20,614
1,130	LG Corp.	86,741
5,940	LG Display Co. Ltd.	155,346
3,287	LG Electronics, Inc.	266,985
555	LG Electronics, Inc. (Preference Shares)	22,243
4,169	LG Uplus Corp.	47,817
141	Lotte Chemical Corp.	46,503
353	Lotte Corp.	23,440
275	Lotte Shopping Co. Ltd.	55,237
1,781	POSCO	517,441
568	Samsung C&T Corp.	75,034
913	Samsung Electro-Mechanics Co. Ltd.	84,752
1,046	Samsung Electronics Co. Ltd.	2,571,236
181	Samsung Electronics Co. Ltd. (Preference Shares)	361,887
446	Samsung Fire & Marine Insurance Co. Ltd.	108,678
37	Samsung Fire & Marine Insurance Co. Ltd. (Preference Shares)	5,928
5,483	Samsung Heavy Industries Co. Ltd.(a)	57,749
1,110	Samsung Life Insurance Co. Ltd.	133,753
618	Samsung SDI Co. Ltd.	113,632
5,712	Shinhan Financial Group Co. Ltd.	255,940
233	SK Holdings Co. Ltd.	60,207
4,661	SK Hynix, Inc.	341,977
1,561	SK Innovation Co. Ltd.	285,629
395	SK Telecom Co. Ltd.	93,078
731	S-Oil Corp.	83,843
8,225	Woori Bank	120,400

		9,159,739

	United Kingdom—1.0%
5,005	Rio Tinto Ltd.	266,520

	United States—0.1%
3,297	Sims Metal Management Ltd.	33,420

	Total Investments in Securities (Cost $22,754,557)—100.0%	26,182,842
	Other assets less liabilities—(0.0)%	(4,675)

	Net Assets—100.0%	$26,178,167

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2017 represented less than 1% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Schedule of Investments

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Australia—5.4%
36,995	AGL Energy Ltd.	$716,807
61,497	Amcor Ltd.	746,901
303,734	AMP Ltd.	1,157,454
56,788	APA Group	372,721
6,748	ASX Ltd.	279,294
124,189	Aurizon Holdings Ltd.	493,250
222,769	Australia & New Zealand Banking Group Ltd.	5,110,579
32,590	Bank of Queensland Ltd.	333,845
44,330	Bendigo & Adelaide Bank Ltd.	386,806
231,466	BGP Holdings PLC(a)(b)	0
321,461	BHP Billiton Ltd.(c)	6,541,585
219,438	BHP Billiton PLC	3,970,364
26,851	BlueScope Steel Ltd.	264,350
54,492	Boral Ltd.	298,739
80,210	Brambles Ltd.	581,800
27,172	Caltex Australia Ltd.	713,777
22,637	Challenger Ltd.	230,847
7,533	CIMIC Group Ltd.	279,266
45,508	Coca-Cola Amatil Ltd.	284,380
103,899	Commonwealth Bank of Australia	6,184,360
19,939	Computershare Ltd.	238,191
26,559	Crown Resorts Ltd.	236,427
7,810	CSL Ltd.	831,957
48,291	Dexus REIT	361,755
60,422	Downer EDI Ltd.	323,837
99,099	Fortescue Metals Group Ltd.	352,566
68,004	Goodman Group REIT	435,908
89,830	GPT Group (The) REIT	350,585
27,738	GrainCorp Ltd., Class A	180,779
37,154	Iluka Resources Ltd.	267,501
124,582	Incitec Pivot Ltd.	364,899
197,622	Insurance Australia Group Ltd.	994,015
47,898	LendLease Group	595,325
18,856	Macquarie Group Ltd.	1,421,928
140,046	Medibank Private Ltd.	329,657
166,536	Metcash Ltd.	343,490
242,415	Mirvac Group REIT	447,951
185,333	National Australia Bank Ltd.	4,641,119
23,367	Newcrest Mining Ltd.	401,512
42,854	Oil Search Ltd.	242,494
34,585	Orica Ltd.	553,432
201,237	Origin Energy Ltd.(a)	1,225,130
118,122	Qantas Airways Ltd.	557,006
124,647	QBE Insurance Group Ltd.	1,020,721
3,531	Ramsay Health Care Ltd.	181,152
179,548	Santos Ltd.(a)	619,508
266,454	Scentre Group REIT	821,301
23,274	Sonic Healthcare Ltd.	388,493
263,165	South32 Ltd.	680,005
188,017	Stockland REIT	651,612
120,354	Suncorp Group Ltd.	1,253,182
84,187	Tabcorp Holdings Ltd.	289,831
111,699	Tatts Group Ltd.	357,141
408,560	Telstra Corp. Ltd.	1,108,952
54,094	Transurban Group	503,111

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Australia (continued)
144,472	Vicinity Centres REIT	$293,551
88,699	Wesfarmers Ltd.	2,842,816
90,495	Westfield Corp. REIT	539,137
213,792	Westpac Banking Corp.	5,407,887
67,166	Woodside Petroleum Ltd.	1,582,581
113,955	Woolworths Ltd.	2,261,265
52,511	WorleyParsons Ltd.(a)	564,082

		66,010,917

	Austria—0.3%
4,330	ANDRITZ AG	244,847
27,360	Erste Group Bank AG	1,175,796
102,256	IMMOFINANZ AG	258,616
20,559	OMV AG	1,235,352
17,708	Raiffeisen Bank International AG(a)	617,012
12,316	voestalpine AG	677,705

		4,209,328

	Belgium—0.7%
28,480	Ageas	1,381,688
25,391	Anheuser-Busch InBev SA/NV	3,107,300
4,878	Colruyt SA	249,524
15,664	KBC Group NV	1,301,249
16,233	Proximus SADP	539,142
5,857	Solvay SA	870,288
4,756	UCB SA	346,226
15,942	Umicore SA	712,593

		8,508,010

	Canada—6.2%
6,237	Agnico Eagle Mines Ltd.	278,684
9,261	Agrium, Inc.	1,009,004
15,068	Alimentation Couche-Tard, Inc., Class B	707,054
10,491	AltaGas Ltd.(c)	239,346
25,694	ARC Resources Ltd.(c)	313,526
7,497	ATCO Ltd., Class I	272,058
41,886	Bank of Montreal	3,211,228
73,154	Bank of Nova Scotia (The)	4,725,983
38,683	Barrick Gold Corp.	559,345
80,179	Baytex Energy Corp.(a)(c)	220,802
20,108	BCE, Inc.	929,201
43,851	BlackBerry Ltd.(a)	480,317
197,132	Bombardier, Inc., Class B(a)	417,478
46,370	Brookfield Asset Management, Inc., Class A	1,946,741
27,641	Cameco Corp.	224,713
7,600	Canadian Apartment Properties REIT	200,863
27,080	Canadian Imperial Bank of Commerce	2,385,544
19,589	Canadian National Railway Co.	1,577,484
71,777	Canadian Natural Resources Ltd.	2,506,711
4,049	Canadian Pacific Railway Ltd.	702,568
4,242	Canadian Tire Corp. Ltd., Class A	520,913
11,761	Canadian Utilities Ltd., Class A	355,448
9,587	Capital Power Corp.	181,685
14,771	Celestica, Inc.(a)	148,386
102,610	Cenovus Energy, Inc.	996,569
9,925	CGI Group, Inc., Class A(a)	527,778

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Canada (continued)
13,690	CI Financial Corp.	$304,576
20,936	Cominar Real Estate Investment Trust REIT	224,773
73,293	Crescent Point Energy Corp.	603,242
14,484	Dream Office Real Estate Investment Trust REIT	245,726
23,089	Empire Co. Ltd., Class A	399,951
46,019	Enbridge, Inc.	1,769,934
52,542	Encana Corp.	615,048
26,373	Enerplus Corp.	242,024
1,340	Fairfax Financial Holdings Ltd.	706,236
15,117	Finning International, Inc.	368,925
18,455	Fortis, Inc.	680,162
2,921	Franco-Nevada Corp.	232,302
5,453	George Weston Ltd.	458,203
14,581	Gibson Energy, Inc.	198,395
7,503	Gildan Activewear, Inc.	229,787
43,768	Goldcorp, Inc.	572,097
22,578	Great-West Lifeco, Inc.	628,772
22,200	H&R Real Estate Investment Trust REIT	368,881
20,352	Hudson’s Bay Co.(c)	177,928
49,540	Husky Energy, Inc.(a)	642,548
11,867	Hydro One Ltd.(d)	209,981
7,727	IGM Financial, Inc.	272,552
17,755	Imperial Oil Ltd.	576,132
7,668	Industrial Alliance Insurance & Financial Services, Inc.	347,740
6,534	Intact Financial Corp.	534,489
17,134	Inter Pipeline Ltd.(c)	348,767
7,745	Keyera Corp.(c)	228,186
63,052	Kinross Gold Corp.(a)	249,449
14,861	Loblaw Cos. Ltd.	767,547
31,238	Lundin Mining Corp.	238,447
30,342	Magna International, Inc.	1,656,559
136,964	Manulife Financial Corp.	2,756,067
4,324	Methanex Corp.	210,883
13,835	Metro, Inc.(c)	435,838
21,447	National Bank of Canada	1,041,654
167,782	Obsidian Energy Ltd.(a)	178,311
6,485	Onex Corp.	493,254
18,032	Pembina Pipeline Corp.	596,591
76,298	Potash Corp. of Saskatchewan, Inc.	1,486,186
36,870	Power Corp. of Canada	946,133
24,997	Power Financial Corp.	700,211
22,202	RioCan Real Estate Investment Trust REIT	421,444
23,323	Rogers Communications, Inc., Class B	1,211,110
78,843	Royal Bank of Canada	6,169,338
8,728	Saputo, Inc.	315,375
29,329	Shaw Communications, Inc., Class B	670,260
9,600	SNC-Lavalin Group, Inc.	432,823
40,836	Sun Life Financial, Inc.	1,591,815
107,943	Suncor Energy, Inc.	3,667,600
44,328	Teck Resources Ltd., Class B	906,436
13,684	TELUS Corp.	495,940
17,437	Thomson Reuters Corp.	815,918
98,148	Toronto-Dominion Bank (The)	5,583,876

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Canada (continued)
8,873	Tourmaline Oil Corp.(a)	$162,510
45,764	TransAlta Corp.	270,871
36,599	TransCanada Corp.	1,738,956
284	Trisura Group Ltd.(a)(c)	6,356
6,218	Vermilion Energy, Inc.	212,380
11,816	Wheaton Precious Metals Corp.	245,376
92,171	Yamana Gold, Inc.(c)	239,526

		74,741,826

	Chile—0.0%
32,594	Antofagasta PLC	413,138

	China—0.2%
202,905	BOC Hong Kong (Holdings) Ltd.	966,177
118,342	China Mengniu Dairy Co. Ltd.	327,641
136,419	Global Logistic Properties Ltd.	332,436
135,500	Semiconductor Manufacturing International Corp.(a)	207,719
298,694	Want Want China Holdings Ltd.	244,260

		2,078,233

	Denmark—0.9%
515	AP Moller—Maersk A/S, Class A	954,599
719	AP Moller—Maersk A/S, Class B	1,381,134
6,209	Carlsberg A/S, Class B	709,103
38,725	Danske Bank A/S	1,477,438
6,048	DSV A/S	467,736
3,873	FLSmidth & Co. A/S	265,573
13,254	ISS A/S	561,069
3,689	Jyske Bank A/S	208,487
53,579	Novo Nordisk A/S, Class B	2,665,697
4,876	Novozymes A/S, Class B	269,311
2,009	Pandora A/S	189,653
120,851	TDC A/S	714,594
5,713	Vestas Wind Systems A/S	503,988

		10,368,382

	Finland—0.8%
9,904	Elisa Oyj	399,088
57,354	Fortum Oyj	1,218,029
7,325	Kesko Oyj, Class B	374,183
14,299	Kone Oyj, Class B	774,080
10,907	Metso Oyj	396,558
9,959	Neste Oyj	554,911
323,887	Nokia Oyj	1,590,748
8,017	Nokian Renkaat Oyj	367,692
3,661	Orion Oyj, Class B	150,124
27,168	Sampo Oyj, Class A	1,423,588
55,186	Stora Enso Oyj, Class R	863,400
42,157	UPM-Kymmene Oyj	1,267,058
7,040	Wartsila Oyj Abp	453,529

		9,832,988

	France—10.5%
8,761	Accor SA	437,179
88,169	Air France-KLM(a)	1,381,483
20,883	Air Liquide SA	2,659,012
29,127	Airbus Group SE	2,977,489

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	France (continued)
16,083	Alstom SA	$650,885
4,963	Arkema SA	627,020
4,135	Atos SE	642,597
260,981	AXA SA	7,883,493
116,025	BNP Paribas SA	9,061,349
70,053	Bollore SA	338,674
29,890	Bouygues SA	1,435,121
11,996	Bureau Veritas SA	321,349
8,479	Capgemini SE	1,030,729
101,166	Carrefour SA	2,036,505
18,459	Casino Guichard Perrachon SA	1,054,439
3,297	Christian Dior SE	1,132,088
50,227	Cie de Saint-Gobain	2,946,661
15,462	Cie Generale des Etablissements Michelin	2,237,147
24,904	CNP Assurances	579,513
138,708	Credit Agricole SA	2,420,586
29,943	Danone SA	2,446,630
2,236	Dassault Systemes SE	237,482
9,887	Edenred	285,067
9,019	Eiffage SA	942,344
117,475	Electricite de France SA	1,538,222
8,074	Elior Group(d)	229,314
372,229	Engie SA	6,291,944
5,625	Essilor International SA	712,294
4,862	Eurazeo SA	452,043
16,823	Eutelsat Communications SA	421,552
8,813	Faurecia	640,745
2,434	Fonciere des Regions REIT	247,907
2,769	Gecina SA REIT	449,346
20,362	Groupe Eurotunnel SE	255,946
2,912	ICADE REIT	254,425
2,219	Imerys SA	202,123
3,172	Kering	1,454,070
10,181	Klepierre SA REIT	404,972
19,676	Lagardere SCA	648,107
10,699	Legrand SA	794,816
7,766	L’Oreal SA	1,728,430
9,588	LVMH Moet Hennessy Louis Vuitton SE	2,860,519
94,655	Natixis SA	742,326
6,726	Neopost SA	247,914
3,576	Nexans SA	234,121
4,341	Nexity SA	266,759
268,226	Orange SA	4,401,138
9,527	Pernod Ricard SA	1,428,929
62,988	Peugeot SA	1,494,340
10,886	Publicis Groupe SA	709,665
19,578	Renault SA	1,941,821
45,483	Rexel SA	812,002
12,874	Safran SA	1,356,230
77,868	Sanofi	7,374,005
38,414	Schneider Electric SE	3,376,417
19,512	SCOR SE	810,229
1,487	Societe BIC SA	157,066
117,318	Societe Generale SA	6,532,807
5,530	Sodexo SA	703,807
44,113	Suez	775,981

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	France (continued)
1,897	Teleperformance	$277,123
4,606	Thales SA	480,128
280,339	Total SA	15,633,427
5,596	Unibail-Rodamco SE REIT	1,400,620
11,844	Valeo SA	801,644
35,718	Vallourec SA(a)(c)	195,607
84,444	Veolia Environnement SA	2,000,907
36,133	Vinci SA(c)	3,537,928
146,955	Vivendi SA	3,650,738
2,792	Wendel SA	470,968
8,941	Zodiac Aerospace	255,708

		127,421,972

	Germany—10.0%
5,212	Aareal Bank AG	215,576
6,472	adidas AG	1,440,432
49,022	Allianz SE	11,384,515
8,203	Aurubis AG	671,315
70,570	BASF SE	7,696,549
40,064	Bayer AG	5,213,324
41,889	Bayerische Motoren Werke AG	4,269,876
6,992	Bayerische Motoren Werke AG (Preference Shares)	610,248
2,536	Beiersdorf AG	284,500
6,775	Bilfinger SE(c)	272,608
9,511	Brenntag AG	538,646
40,769	Ceconomy AG	531,931
219,286	Commerzbank AG(a)	3,005,454
6,711	Continental AG	1,703,538
2,608	Covestro AG(d)	250,225
125,100	Daimler AG	10,389,465
284,540	Deutsche Bank AG	4,624,074
7,614	Deutsche Boerse AG	786,585
52,258	Deutsche Lufthansa AG	1,668,056
74,862	Deutsche Post AG	3,429,116
308,529	Deutsche Telekom AG	5,621,342
10,952	Deutsche Wohnen AG-BR	466,516
637,649	E.ON SE	7,524,859
13,511	Evonik Industries AG	492,336
9,156	Freenet AG	305,962
9,772	Fresenius Medical Care AG & Co. KGaA	945,091
15,468	Fresenius SE & Co. KGaA	1,292,174
1,361	FUCHS PETROLUB SE	67,788
2,795	FUCHS PETROLUB SE (Preference Shares)	156,925
8,712	GEA Group AG	420,120
5,237	Hannover Rueck SE	656,756
10,627	HeidelbergCement AG	1,082,872
3,960	Henkel AG & Co. KGaA	499,148
5,880	Henkel AG & Co. KGaA (Preference Shares)	825,414
1,872	HOCHTIEF AG	330,389
5,040	HUGO BOSS AG	451,154
31,022	Infineon Technologies AG	849,449
19,265	Innogy SE(d)	896,588
23,680	K+S AG	574,341
3,282	KION Group AG	262,703

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Germany (continued)
15,632	Kloeckner & Co. SE	$184,108
6,665	LANXESS AG	520,835
2,641	LEG Immobilien AG	268,282
5,288	Leoni AG	351,011
11,883	Linde AG	2,566,511
2,576	MAN SE	284,726
3,769	Merck KGaA	403,461
40,769	Metro AG(a)	778,662
2,169	MTU Aero Engines AG	365,751
20,249	Muenchener Rueckversicherungs-Gesellschaft AG In Muenchen	4,530,281
4,315	OSRAM Licht AG	330,158
10,441	Porsche Automobil Holding SE (Preference Shares)	757,892
15,611	ProSiebenSat.1 Media SE	544,581
3,483	Rheinmetall AG	410,824
182,519	RWE AG	4,562,943
12,576	RWE AG (Preference Shares)	237,923
6,608	Salzgitter AG	319,544
25,799	SAP SE	2,935,127
45,603	Siemens AG	6,507,838
7,411	Suedzucker AG	146,769
3,671	Symrise AG	285,715
5,814	Talanx AG	228,352
60,098	Telefonica Deutschland Holding AG	305,459
49,105	thyssenkrupp AG	1,310,277
43,291	TUI AG	781,841
62,967	Uniper SE(c)	1,769,284
4,907	Volkswagen AG	911,196
30,555	Volkswagen AG (Preference Shares)	5,549,268
20,002	Vonovia SE	879,858

		121,736,437

	Ghana—0.0%
89,274	Tullow Oil PLC(a)	215,764

	Hong Kong—1.8%
364,211	AIA Group Ltd.	2,740,289
54,080	Bank of East Asia Ltd. (The)	237,065
134,000	Cathay Pacific Airways Ltd.(a)	229,121
158,604	CK Asset Holdings Ltd.	1,304,115
154,366	CK Hutchison Holdings Ltd.	1,959,798
96,146	CLP Holdings Ltd.	977,875
59,668	Galaxy Entertainment Group Ltd.	406,108
64,000	Hang Lung Group Ltd.	224,769
151,345	Hang Lung Properties Ltd.	347,625
37,750	Hang Seng Bank Ltd.	893,694
76,473	Henderson Land Development Co. Ltd.	498,430
242,891	Hong Kong & China Gas Co. Ltd.	460,141
16,698	Hong Kong Exchanges & Clearing Ltd.	464,868
63,186	Hongkong Land Holdings Ltd.	458,098
656,151	Hutchison Port Holdings Trust	282,145
9,278	Jardine Matheson Holdings Ltd.	594,349
10,936	Jardine Strategic Holdings Ltd.	458,656
833,138	Li & Fung Ltd.	419,677
111,697	Link REIT	938,468
88,055	MTR Corp. Ltd.	510,150

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong (continued)
540,311	New World Development Co. Ltd.	$804,739
350,718	Noble Group Ltd.(a)	74,654
327,000	PCCW Ltd.	180,228
51,580	Power Assets Holdings Ltd.	446,924
134,459	Sands China Ltd.	633,363
177,412	Sino Land Co. Ltd.	305,624
310,851	SJM Holdings Ltd.	266,951
114,551	Sun Hung Kai Properties Ltd.	1,873,504
45,578	Swire Pacific Ltd., Class A	450,125
406,161	WH Group Ltd.(d)	411,273
100,826	Wharf Holdings Ltd. (The)	916,917
44,000	Wheelock & Co. Ltd.	306,237
61,088	Yue Yuen Industrial Holdings Ltd.	234,117

		21,310,097

	Indonesia—0.0%
888,043	Golden Agri-Resources Ltd.	257,470

	Ireland—0.3%
93,350	Bank of Ireland Group PLC(a)	731,657
45,140	CRH PLC	1,698,804
4,352	Kerry Group PLC, Class A	438,290
18,162	Smurfit Kappa Group PLC	541,213

		3,409,964

	Israel—0.2%
72,503	Bank Hapoalim BM	513,216
110,422	Bank Leumi Le-Israel BM	610,685
176,392	Bezeq The Israeli Telecommunication Corp. Ltd.	263,448
66,124	Israel Chemicals Ltd.	275,728
85,989	Israel Discount Bank Ltd., Class A(a)	228,400
58,728	Teva Pharmaceutical Industries Ltd.	802,057

		2,693,534

	Italy—3.5%
157,797	A2A SpA	271,143
207,700	Assicurazioni Generali SpA	3,784,256
33,994	Atlantia SpA	1,108,837
86,942	BPER Banca SpA	423,768
1,226,061	Enel SpA	7,605,696
474,093	Eni SpA	7,754,216
80,706	Hera SpA	259,679
1,411,923	Intesa Sanpaolo SpA	4,746,949
106,292	Intesa Sanpaolo SpA-RSP	335,318
38,204	Leonardo SpA	660,020
5,852	Luxottica Group SpA	335,683
57,233	Mediaset SpA(a)(c)	210,288
47,045	Mediobanca SpA	515,716
86,182	Poste Italiane SpA(d)	629,996
14,142	Prysmian SpA	487,652
84,483	Saipem SpA(a)	355,094
198,576	Snam SpA	1,014,618
1,704,957	Telecom Italia SpA(a)	1,479,711
916,675	Telecom Italia SpA/Milano-RSP	651,941
99,146	Terna Rete Elettrica Nazionale SpA	598,291
367,063	Unicredit SpA(a)	7,025,633
237,354	Unione di Banche Italiane SpA	1,114,870

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Italy (continued)
142,823	Unipol Gruppo SpA	$644,562
150,541	UnipolSai Assicurazioni SpA	343,029

		42,356,966

	Japan—20.4%
77,829	Aeon Co. Ltd.	1,198,976
11,906	Air Water, Inc.	226,741
18,653	Aisin Seiki Co. Ltd.	958,669
27,660	Ajinomoto Co., Inc.	554,149
21,539	Alfresa Holdings Corp.	409,626
8,553	Alps Electric Co. Ltd.	259,307
21,527	Amada Holdings Co. Ltd.	265,417
10,500	ANA Holdings, Inc.	401,593
8,200	Aozora Bank Ltd.	319,326
21,800	Asahi Glass Co. Ltd.	849,899
19,962	Asahi Group Holdings Ltd.	906,661
99,405	Asahi Kasei Corp.	1,197,619
96,046	Astellas Pharma, Inc.	1,275,063
10,934	Bandai Namco Holdings, Inc.	372,870
6,800	Bank of Kyoto Ltd. (The)	354,273
6,149	Benesse Holdings, Inc.	207,528
46,855	Bridgestone Corp.	2,222,551
12,259	Brother Industries Ltd.	295,498
93,182	Canon, Inc.	3,479,462
13,440	Casio Computer Co. Ltd.	197,289
11,514	Central Japan Railway Co.	2,084,335
49,100	Chiba Bank Ltd. (The)	372,474
68,946	Chubu Electric Power Co., Inc.	884,048
6,225	Chugai Pharmaceutical Co. Ltd.	295,829
13,100	Chugoku Bank Ltd. (The)	185,957
40,036	Chugoku Electric Power Co., Inc. (The)	444,296
28,000	Citizen Watch Co. Ltd.	204,031
12,600	Cosmo Energy Holdings Co. Ltd.	287,195
12,871	Credit Saison Co. Ltd.	257,579
27,100	Dai Nippon Printing Co. Ltd.	645,125
20,249	Daicel Corp.	250,551
3,600	Daido Steel Co. Ltd.	226,525
128,013	Dai-ichi Life Holdings, Inc.	2,413,692
41,716	Daiichi Sankyo Co. Ltd.	954,516
9,695	Daikin Industries Ltd.	1,063,950
4,536	Daito Trust Construction Co. Ltd.	791,794
45,842	Daiwa House Industry Co. Ltd.	1,670,209
140,300	Daiwa Securities Group, Inc.	871,334
7,800	Denka Co. Ltd.	258,444
38,080	Denso Corp.	2,075,080
11,685	Dentsu, Inc.	496,173
8,802	DIC Corp.	324,566
5,308	Don Quijote Holdings Co. Ltd.	221,186
26,887	East Japan Railway Co.	2,595,709
6,984	Ebara Corp.	249,538
12,256	Eisai Co. Ltd.	679,187
24,943	Electric Power Development Co. Ltd.	624,508
6,163	FANUC Corp.	1,430,241
1,406	Fast Retailing Co. Ltd.	465,367
46,107	Fuji Electric Co. Ltd.	331,509
30,493	FUJIFILM Holdings Corp.	1,241,403
30,714	Fujikura Ltd.	265,433

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
243,997	Fujitsu Ltd.	$1,886,183
79,959	Fukuoka Financial Group, Inc.	408,837
7,326	Furukawa Electric Co. Ltd.	443,570
37,512	Gunma Bank Ltd. (The)	239,670
37,657	Hachijuni Bank Ltd. (The)	233,969
19,823	Hakuhodo DY Holdings, Inc.	272,320
16,298	Hankyu Hanshin Holdings, Inc.	631,811
5,200	Hanwa Co. Ltd.	196,093
18,784	Haseko Corp.	271,106
28,411	Hino Motors Ltd.	362,795
22,500	Hiroshima Bank Ltd. (The)	188,903
9,362	Hitachi Construction Machinery Co. Ltd.	318,438
736,550	Hitachi Ltd.	5,814,357
13,928	Hitachi Metals Ltd.	179,202
28,700	Hokkaido Electric Power Co., Inc.	225,044
14,591	Hokuhoku Financial Group, Inc.	238,710
24,345	Hokuriku Electric Power Co.	214,248
180,139	Honda Motor Co. Ltd.	5,585,054
13,453	Hoya Corp.	726,815
10,950	Ibiden Co. Ltd.	181,456
24,477	Idemitsu Kosan Co. Ltd.	709,775
17,000	IHI Corp.	608,158
14,560	Iida Group Holdings Co. Ltd.	277,541
126,075	Inpex Corp.	1,336,419
37,992	Isetan Mitsukoshi Holdings Ltd.	410,580
43,307	Isuzu Motors Ltd.	628,281
159,029	ITOCHU Corp.	2,768,277
29,000	Iyo Bank Ltd. (The)	248,068
26,774	J Front Retailing Co. Ltd.	393,021
87,859	Japan Display, Inc.(a)(c)	187,888
15,100	Japan Exchange Group, Inc.	269,894
36,776	Japan Post Bank Co. Ltd.	463,139
68,528	Japan Post Holdings Co. Ltd.	788,829
14,704	Japan Post Insurance Co. Ltd.	316,648
51,892	Japan Tobacco, Inc.	1,711,162
74,847	JFE Holdings, Inc.	1,594,031
19,209	JGC Corp.	319,333
14,274	JSR Corp.	274,853
21,913	JTEKT Corp.	357,921
491,058	JXTG Holdings, Inc.	2,520,329
78,904	Kajima Corp.	814,524
33,903	Kaneka Corp.	278,074
80,807	Kansai Electric Power Co., Inc. (The)	1,100,491
18,404	Kao Corp.	1,107,188
17,200	Kawasaki Heavy Industries Ltd.	594,878
14,500	Kawasaki Kisen Kaisha Ltd.(a)(c)	376,696
105,993	KDDI Corp.	2,820,759
8,600	Keikyu Corp.	177,025
6,300	Keio Corp.	273,335
1,054	Keyence Corp.	582,793
11,000	Kintetsu Group Holdings Co. Ltd.	421,104
65,397	Kirin Holdings Co. Ltd.	1,556,510
66,887	Kobe Steel Ltd.(a)(c)	559,207
4,345	Koito Manufacturing Co. Ltd.	288,316
63,379	Komatsu Ltd.	2,062,063
47,917	Konica Minolta, Inc.	416,633

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
52,659	Kubota Corp.	$983,156
27,377	Kuraray Co. Ltd.	535,590
20,262	Kyocera Corp.	1,345,034
12,910	Kyowa Hakko Kirin Co. Ltd.	237,227
53,878	Kyushu Electric Power Co., Inc.	611,657
27,900	Kyushu Financial Group, Inc.	176,048
9,000	Kyushu Railway Co.	287,116
3,539	Lawson, Inc.	230,473
23,044	LIXIL Group Corp.	630,704
9,481	Makita Corp.	396,328
270,133	Marubeni Corp.	1,798,906
15,200	Marui Group Co. Ltd.	230,749
70,073	Mazda Motor Corp.	1,000,250
20,393	Medipal Holdings Corp.	376,525
5,961	MEIJI Holdings Co. Ltd.	485,777
16,600	Minebea Mitsumi, Inc.	301,234
138,316	Mitsubishi Chemical Holdings Corp.	1,433,311
140,020	Mitsubishi Corp.	3,263,601
126,405	Mitsubishi Electric Corp.	2,148,651
44,425	Mitsubishi Estate Co. Ltd.	799,713
11,182	Mitsubishi Gas Chemical Co., Inc.	271,505
42,800	Mitsubishi Heavy Industries Ltd.	1,664,465
17,922	Mitsubishi Materials Corp.	676,629
59,811	Mitsubishi Motors Corp.	474,256
1,329,848	Mitsubishi UFJ Financial Group, Inc.	8,923,780
205,308	Mitsui & Co. Ltd.	3,051,705
20,000	Mitsui Chemicals, Inc.	612,514
15,300	Mitsui Engineering & Shipbuilding Co. Ltd.	198,605
51,922	Mitsui Fudosan Co. Ltd.	1,199,922
5,800	Mitsui Mining & Smelting Co. Ltd.	299,622
17,900	Mitsui OSK Lines Ltd.	543,474
2,768,505	Mizuho Financial Group, Inc.	4,992,226
50,577	MS&AD Insurance Group Holdings, Inc.	1,706,968
5,767	Murata Manufacturing Co. Ltd.	897,811
13,600	Nagoya Railroad Co. Ltd.	304,483
39,400	NEC Corp.	1,074,892
11,903	NGK Insulators Ltd.	233,074
10,255	NGK Spark Plug Co. Ltd.	230,947
16,058	NH Foods Ltd.	460,698
16,471	NHK Spring Co. Ltd.	186,699
5,896	Nidec Corp.	778,056
31,367	Nikon Corp.	591,565
2,072	Nintendo Co. Ltd.	798,676
10,000	Nippon Electric Glass Co. Ltd.	405,263
10,300	Nippon Express Co. Ltd.	649,925
20,275	Nippon Paper Industries Co. Ltd.	402,538
26,447	Nippon Sheet Glass Co. Ltd.(a)	210,636
84,761	Nippon Steel & Sumitomo Metal Corp.	2,014,780
27,872	Nippon Telegraph & Telephone Corp.	1,342,458
37,000	Nippon Yusen KK(a)	775,948
275,569	Nissan Motor Co. Ltd.	2,664,020
16,688	Nisshin Seifun Group, Inc.	292,110
13,226	Nisshin Steel Co. Ltd.	191,587
1,823	Nitori Holdings Co. Ltd.	263,992
6,560	Nitto Denko Corp.	606,467
10,370	NOK Corp.	252,519

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
242,568	Nomura Holdings, Inc.	$1,385,005
13,873	Nomura Real Estate Holdings, Inc.	303,514
29,430	NSK Ltd.	418,283
47,954	NTN Corp.	230,422
41,756	NTT Data Corp.	483,962
83,671	NTT DoCoMo, Inc.	2,018,324
57,477	Obayashi Corp.	748,622
15,207	Odakyu Electric Railway Co. Ltd.	295,762
99,193	OJI Holdings Corp.	577,891
11,097	Olympus Corp.	409,191
9,590	OMRON Corp.	533,387
11,548	Ono Pharmaceutical Co. Ltd.	263,979
4,714	Oriental Land Co. Ltd.	375,610
86,461	ORIX Corp.	1,475,004
42,800	Osaka Gas Co. Ltd.	824,323
20,366	Otsuka Holdings Co. Ltd.	848,120
230,590	Panasonic Corp.	3,450,834
28,792	Rakuten, Inc.	306,341
29,110	Recruit Holdings Co. Ltd.	711,162
32,432	Rengo Co. Ltd.	211,494
199,623	Resona Holdings, Inc.	1,068,474
114,999	Ricoh Co. Ltd.	1,058,602
4,877	Rohm Co. Ltd.	448,943
14,527	Santen Pharmaceutical Co. Ltd.	229,993
14,498	SBI Holdings, Inc.	226,982
8,648	Secom Co. Ltd.	652,767
14,619	Sega Sammy Holdings, Inc.	204,432
12,864	Seibu Holdings, Inc.	228,570
16,366	Seiko Epson Corp.	388,302
18,289	Seino Holdings Co. Ltd.	265,088
26,171	Sekisui Chemical Co. Ltd.	524,203
51,173	Sekisui House Ltd.	950,684
59,449	Seven & i Holdings Co. Ltd.	2,391,981
6,500	Sharp Corp.(a)(c)	205,073
22,966	Shikoku Electric Power Co., Inc.	298,722
1,812	Shimano, Inc.	246,692
41,149	Shimizu Corp.	481,273
15,939	Shin-Etsu Chemical Co. Ltd.	1,670,628
11,200	Shinsei Bank Ltd.	187,373
7,560	Shionogi & Co. Ltd.	404,979
18,095	Shiseido Co. Ltd.	744,152
39,733	Shizuoka Bank Ltd. (The)	383,588
19,001	Showa Denko K.K.	631,249
41,373	Showa Shell Sekiyu K.K.	484,985
1,719	SMC Corp.	654,137
43,844	SoftBank Group Corp.	3,838,038
245,078	Sojitz Corp.	735,471
34,955	Sompo Holdings, Inc.	1,396,293
95,313	Sony Corp.	3,701,630
14,303	Sony Financial Holdings, Inc.	235,132
7,449	Stanley Electric Co. Ltd.	273,036
32,224	Subaru Corp.	1,102,587
164,615	Sumitomo Chemical Co. Ltd.	1,150,262
139,349	Sumitomo Corp.	2,003,226
74,112	Sumitomo Electric Industries Ltd.	1,253,245
17,108	Sumitomo Forestry Co. Ltd.	286,664

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
8,700	Sumitomo Heavy Industries Ltd.	$362,915
21,500	Sumitomo Metal Mining Co. Ltd.	843,122
141,864	Sumitomo Mitsui Financial Group, Inc.	5,639,353
39,176	Sumitomo Mitsui Trust Holdings, Inc.	1,532,494
22,624	Sumitomo Realty & Development Co. Ltd.	749,620
20,516	Sumitomo Rubber Industries Ltd.	387,101
6,513	Suntory Beverage & Food Ltd.	297,478
9,099	Suzuken Co. Ltd.	326,308
27,273	Suzuki Motor Corp.	1,482,098
62,553	T&D Holdings, Inc.	962,544
11,000	Taiheiyo Cement Corp.	437,560
15,000	Taisei Corp.	827,686
34,076	Takashimaya Co. Ltd.	311,281
48,084	Takeda Pharmaceutical Co. Ltd.	2,706,127
8,284	TDK Corp.	632,071
17,655	Teijin Ltd.	371,807
10,827	Terumo Corp.	448,306
14,600	Tobu Railway Co. Ltd.	426,577
6,900	Toho Gas Co. Ltd.	192,190
48,981	Tohoku Electric Power Co., Inc.	638,826
52,854	Tokio Marine Holdings, Inc.	2,258,261
542,105	Tokyo Electric Power Co. Holdings, Inc.(a)	2,213,647
5,076	Tokyo Electron Ltd.	882,482
49,200	Tokyo Gas Co. Ltd.	1,221,232
35,300	Tokyu Corp.	531,224
53,628	Tokyu Fudosan Holdings Corp.	349,245
57,030	Toppan Printing Co. Ltd.	576,172
108,628	Toray Industries, Inc.	1,093,163
964,299	Toshiba Corp.(a)	2,791,995
20,800	Tosoh Corp.	446,277
6,544	TOTO Ltd.	318,475
17,148	Toyo Seikan Group Holdings Ltd.	300,765
5,253	Toyo Suisan Kaisha Ltd.	201,327
7,946	Toyoda Gosei Co. Ltd.	192,164
14,471	Toyota Industries Corp.	880,002
238,978	Toyota Motor Corp.	14,700,838
26,625	Toyota Tsusho Corp.	960,684
12,700	Ube Industries Ltd.	387,270
10,892	Unicharm Corp.	246,587
15,585	West Japan Railway Co.	1,093,542
39,400	Yahoo! Japan Corp.	175,797
91,892	Yamada Denki Co. Ltd.	486,834
19,494	Yamaguchi Financial Group, Inc.	234,690
8,030	Yamaha Corp.	313,766
20,898	Yamaha Motor Co. Ltd.	619,786
28,234	Yamato Holdings Co. Ltd.	574,346
11,002	Yamazaki Baking Co. Ltd.	197,519
9,800	Yaskawa Electric Corp.	348,429
12,500	Yokogawa Electric Corp.	235,193
10,966	Yokohama Rubber Co. Ltd. (The)	244,161

		248,393,513

	Jersey Island—0.0%
2,312	Randgold Resources Ltd.	227,043

	Luxembourg—0.3%
74,281	Arcelormittal(a)	2,130,026

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Luxembourg (continued)
3,661	RTL Group SA	$271,630
26,142	SES SA FDR, Class A	425,140
27,959	Tenaris SA	382,707

		3,209,503

	Macau—0.0%
121,600	Wynn Macau Ltd.	311,723

	Netherlands—4.6%
23,768	ABN AMRO Group NV CVA(d)	734,161
398,256	Aegon NV	2,351,290
16,371	Akzo Nobel NV	1,482,610
7,381	Altice NV, Class A(a)	139,253
2,383	Altice NV, Class B(a)	44,945
5,407	ASML Holding NV	975,067
8,476	ASR Nederland NV	347,569
7,910	Boskalis Westminster NV	282,893
13,588	Fugro NV CVA(a)	175,152
3,559	Gemalto NV	140,883
7,242	Heineken Holding NV	672,394
9,674	Heineken NV	942,825
332,862	ING Groep NV	6,149,993
80,270	Koninklijke Ahold Delhaize NV	1,510,663
35,654	Koninklijke BAM Groep NV	201,445
12,320	Koninklijke DSM NV	1,051,154
348,108	Koninklijke KPN NV	1,201,986
64,188	Koninklijke Philips NV	2,613,788
41,310	NN Group NV	1,730,542
45,005	PostNL NV	191,941
8,517	Randstad Holding NV	524,074
535,453	Royal Dutch Shell PLC, Class A	16,820,011
458,252	Royal Dutch Shell PLC, Class B	14,735,701
12,470	Wolters Kluwer NV	611,293

		55,631,633

	New Zealand—0.1%
58,810	Fletcher Building Ltd.	296,518
152,725	Spark New Zealand Ltd.	385,018

		681,536

	Norway—0.8%
76,112	DNB ASA	1,465,141
14,462	Gjensidige Forsikring ASA	271,674
25,041	Marine Harvest ASA	488,156
97,192	Norsk Hydro ASA	750,153
47,998	Orkla ASA	469,016
170,387	Statoil ASA(c)	3,444,433
56,757	Storebrand ASA	485,236
65,526	Telenor ASA(c)	1,389,501
19,175	Yara International ASA	908,843

		9,672,153

	Portugal—0.2%
318,150	EDP-Energias de Portugal SA	1,135,236
41,305	Galp Energia SGPS SA	767,967
13,524	Jeronimo Martins SGPS SA	245,775

		2,148,978

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Singapore—0.9%
123,188	Ascendas Real Estate Investment Trust REIT	$247,750
183,615	CapitaLand Ltd.	494,618
156,961	CapitaLand Mall Trust REIT	232,723
41,668	City Developments Ltd.	395,760
146,558	ComfortDelGro Corp. Ltd.	217,298
125,620	DBS Group Holdings Ltd.	2,100,428
278,499	Genting Singapore PLC	249,390
9,509	Jardine Cycle & Carriage Ltd.	274,926
131,087	Keppel Corp. Ltd.	721,633
177,894	Oversea-Chinese Banking Corp. Ltd.	1,553,830
121,072	Sembcorp Industries Ltd.	293,260
43,670	Singapore Airlines Ltd.	329,192
136,113	Singapore Press Holdings Ltd.	269,748
91,893	Singapore Technologies Engineering Ltd.	234,724
479,281	Singapore Telecommunications Ltd.	1,319,219
88,791	United Overseas Bank Ltd.	1,604,547
200,224	Wilmar International Ltd.	498,209

		11,037,255

	South Africa—0.1%
46,372	Investec PLC	317,443
18,304	Mondi PLC	442,627

		760,070

	South Korea—4.4%
641	CJ CheilJedang Corp.	209,404
119	CJ CheilJedang Corp. (Preference Shares)	17,260
1,934	CJ Corp.	321,945
3,407	Daelim Industrial Co. Ltd.	253,621
4,481	Dongbu Insurance Co. Ltd.	281,975
13,479	Doosan Heavy Industries & Construction Co. Ltd.	210,544
30,094	Doosan Infracore Co. Ltd.(a)	248,735
2,185	E-MART, Inc.	436,863
5,377	GS Holdings Corp.	317,720
29,028	Hana Financial Group, Inc.	1,242,373
4,986	Hankook Tire Co. Ltd.	240,321
7,903	Hanwha Corp.	314,963
2,593	Hyosung Corp.	311,294
271	Hyundai Construction Equipment Co. Ltd.(a)	90,466
280	Hyundai Electric & Energy System Co. Ltd.(a)	58,982
9,203	Hyundai Engineering & Construction Co. Ltd.	310,915
1,524	Hyundai Glovis Co. Ltd.	205,404
4,290	Hyundai Heavy Industries Co. Ltd.(a)	599,264
10,519	Hyundai Marine & Fire Insurance Co. Ltd.	425,793
4,924	Hyundai Mobis Co. Ltd.	1,171,282
13,207	Hyundai Motor Co.	1,897,913
2,129	Hyundai Motor Co. (Preference Shares)	195,731
3,334	Hyundai Motor Co. (2nd Preference Shares)	336,272
911	Hyundai Robotics Co. Ltd.(a)	367,132
9,632	Hyundai Steel Co.	494,345
44,378	Industrial Bank of Korea	608,026

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
40,261	KB Financial Group, Inc.	$2,098,668
30,084	Kia Motors Corp.	950,572
44,210	Korea Electric Power Corp.	1,546,867
6,616	Korea Gas Corp.(a)	241,231
547	Korea Zinc Co. Ltd.	249,979
13,951	Korean Air Lines Co. Ltd.(a)	394,117
5,805	KT&G Corp.	549,230
27,331	Kumho Tire Co., Inc.(a)	159,788
3,101	LG Chem Ltd.	1,116,842
520	LG Chem Ltd. (Preference Shares)	120,444
6,598	LG Corp.	506,474
34,744	LG Display Co. Ltd.	908,644
19,161	LG Electronics, Inc.	1,556,345
3,240	LG Electronics, Inc. (Preference Shares)	129,849
24,327	LG Uplus Corp.	279,022
826	Lotte Chemical Corp.	272,421
2,059	Lotte Corp.	136,913
1,607	Lotte Shopping Co. Ltd.	322,635
10,546	POSCO	3,063,974
3,320	Samsung C&T Corp.	438,577
5,332	Samsung Electro-Mechanics Co. Ltd.	494,960
6,131	Samsung Electronics Co. Ltd.	15,070,981
1,053	Samsung Electronics Co. Ltd. (Preference Shares)	2,105,342
2,614	Samsung Fire & Marine Insurance Co. Ltd.	636,963
213	Samsung Fire & Marine Insurance Co. Ltd. (Preference Shares)	34,126
32,004	Samsung Heavy Industries Co. Ltd.(a)	337,080
6,485	Samsung Life Insurance Co. Ltd.	781,430
3,609	Samsung SDI Co. Ltd.	663,591
33,184	Shinhan Financial Group Co. Ltd.	1,486,890
1,364	SK Holdings Co. Ltd.	352,459
27,055	SK Hynix, Inc.	1,985,023
9,053	SK Innovation Co. Ltd.	1,656,505
2,305	SK Telecom Co. Ltd.	543,152
4,272	S-Oil Corp.	489,983
47,992	Woori Bank	702,520

		53,552,140

	Spain—4.2%
47,057	Abertis Infraestructuras SA	1,017,990
3,398	Acciona SA	281,489
32,221	ACS Actividades de Construccion y Servicios SA	1,270,776
2,232	Aena SME SA(d)	409,526
11,226	Amadeus IT Group SA	761,778
608,427	Banco Bilbao Vizcaya Argentaria SA	5,325,117
567,283	Banco de Sabadell SA	1,136,012
2,501,749	Banco Santander SA	16,970,623
107,249	Bankia SA	512,128
37,129	Bankinter SA	350,482
346,854	CaixaBank SA	1,623,543
85,409	Distribuidora Internacional de Alimentacion SA	417,888
16,054	Enagas SA	462,503
65,979	Endesa SA	1,510,343
37,498	Ferrovial SA	814,693

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Spain (continued)
39,071	Gas Natural SDG SA	$836,124
9,300	Grifols SA	291,165
7,336	Grifols SA (Preference Shares), Class B	169,554
470,707	Iberdrola SA	3,804,453
27,231	Industria de Diseno Textil SA	1,018,142
152,979	Mapfre SA	500,600
52,571	Obrascon Huarte Lain SA(a)	295,312
25,717	Red Electrica Corp. SA	569,521
207,581	Repsol SA	3,889,698
656,889	Telefonica SA	6,891,777

		51,131,237

	Sweden—2.2%
16,793	Alfa Laval AB	425,451
28,331	ASSA ABLOY AB, Class B	597,970
23,414	Atlas Copco AB, Class A(c)	1,026,974
14,845	Atlas Copco AB, Class B(c)	589,594
12,347	Boliden AB	432,126
17,751	Electrolux AB, Series B	627,618
29,906	Essity AB, Class B(a)	894,129
14,860	Getinge AB, Class B	292,521
55,245	Hennes & Mauritz AB, Class B	1,387,097
6,929	Hexagon AB, Class B	355,314
6,084	ICA Gruppen AB	224,413
9,185	Industrivarden AB, Class A	249,269
7,250	Industrivarden AB, Class C	186,364
346	NCC AB, Class A	7,460
7,351	NCC AB, Class B	158,667
245,985	Nordea Bank AB	2,973,516
65,169	Sandvik AB	1,190,227
24,524	Securitas AB, Class B	430,323
105,848	Skandinaviska Enskilda Banken AB, Class A	1,304,799
1,505	Skandinaviska Enskilda Banken AB, Class C	18,606
29,085	Skanska AB, Class B	638,204
31,618	SKF AB, Class B	735,329
21,208	SSAB AB, Class A(a)	104,117
50,035	SSAB AB, Class B(a)	201,711
29,906	Svenska Cellulosa AB (SCA), Class B	280,777
97,121	Svenska Handelsbanken AB, Class A	1,392,116
2,342	Svenska Handelsbanken AB, Class B	33,850
70,423	Swedbank AB, Class A	1,747,999
8,932	Swedish Match AB	336,505
46,926	Tele2 AB, Class B	596,959
398,356	Telefonaktiebolaget LM Ericsson, Class B	2,507,628
363,567	Telia Co. AB	1,682,819
11,758	Trelleborg AB, Class B	291,288
124,210	Volvo AB, Class B	2,461,411

		26,383,151

	Switzerland—5.9%
118,787	ABB Ltd.	3,107,910
13,095	Adecco Group AG	1,039,797
9,367	Aryzta AG	297,605
4,243	Baloise Holding AG	669,567
3	Chocoladefabriken Lindt & Spruengli AG	208,447

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Switzerland (continued)
23	Chocoladefabriken Lindt & Spruengli AG-PC	$133,251
20,635	Cie Financiere Richemont SA	1,904,514
15,838	Clariant AG	398,810
10,302	Coca-Cola HBC AG	348,170
229,367	Credit Suisse Group AG	3,619,525
1,919	Dufry AG(a)	285,886
17,590	Ferguson PLC	1,229,833
816	Geberit AG	369,689
238	Georg Fischer AG	293,441
322	Givaudan SA	719,719
1,408,367	Glencore PLC	6,788,978
533	Helvetia Holding AG	286,873
799	Idorsia Ltd.(a)	15,751
8,204	Julius Baer Group Ltd.	485,590
2,885	Kuehne + Nagel International AG	504,180
31,129	LafargeHolcim Ltd.	1,759,750
1,811	Lonza Group AG	481,456
143,916	Nestle SA	12,113,315
119,396	Novartis AG	9,845,858
28,522	Roche Holding AG	6,595,426
1,098	Roche Holding AG-BR	255,334
606	Schindler Holding AG	133,930
1,182	Schindler Holding AG-PC	268,108
209	SGS SA	516,629
58	Sika AG-BR	429,705
1,430	Sonova Holding AG	258,370
29,431	STMicroelectronics NV	692,570
2,736	Swatch Group AG (The)	206,408
1,716	Swatch Group AG (The)-BR	673,110
3,293	Swiss Life Holding AG	1,145,679
3,935	Swiss Prime Site AG	336,141
37,237	Swiss RE AG	3,505,911
1,715	Swisscom AG	867,135
223,142	UBS Group AG	3,801,115
17,518	Zurich Insurance Group AG	5,351,355

		71,944,841

	United Kingdom—14.8%
48,898	3i Group PLC	624,017
12,492	Admiral Group PLC	319,168
20,528	Aggreko PLC	255,428
116,337	Anglo American PLC	2,193,755
15,138	Ashtead Group PLC	389,989
16,790	Associated British Foods PLC	742,912
81,858	AstraZeneca PLC	5,469,955
446,003	Aviva PLC	2,990,963
17,630	Babcock International Group PLC	190,104
230,772	BAE Systems PLC	1,818,804
84,655	Balfour Beatty PLC	308,024
2,044,266	Barclays PLC	5,047,956
63,016	Barratt Developments PLC	547,700
50,886	BBA Aviation PLC	215,021
36,736	Beazley PLC	246,601
6,223	Bellway PLC	301,630
9,957	Berkeley Group Holdings PLC (The)	494,650
90,325	Booker Group PLC	241,334

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
3,009,941	BP PLC	$20,392,966
75,249	British American Tobacco PLC	4,867,442
79,827	British Land Co. PLC (The) REIT	637,098
659,453	BT Group PLC	2,279,502
15,390	Bunzl PLC	479,251
18,612	Burberry Group PLC	470,095
67,963	Capita PLC	472,918
102,601	Carillion PLC	61,993
740,768	Centrica PLC	1,670,328
9,781	Close Brothers Group PLC	180,413
94,908	CNH Industrial NV, Class A	1,212,877
231,330	Cobham PLC(a)	427,001
69,615	Compass Group PLC	1,528,121
5,533	Croda International PLC	307,422
80,482	CYBG PLC(a)	336,660
5,848	DCC PLC	554,482
6,388	Derwent London PLC REIT	227,004
95,071	Diageo PLC	3,247,140
193,377	Direct Line Insurance Group PLC	954,507
81,887	Dixons Carphone PLC	188,558
61,324	Drax Group PLC	226,227
55,661	DS Smith PLC	385,097
25,748	easyJet PLC	457,832
29,921	Experian PLC	630,175
215,562	Fiat Chrysler Automobiles NV(a)	3,726,605
132,517	FirstGroup PLC(a)	193,574
143,952	G4S PLC	537,163
131,547	GKN PLC	553,761
343,851	GlaxoSmithKline PLC	6,198,578
31,017	Greene King PLC	222,833
54,332	Hammerson PLC REIT	378,067
104,539	Hays PLC	258,765
21,575	Hiscox Ltd.	409,130
1,900,383	HSBC Holdings PLC	18,530,905
28,372	IG Group Holdings PLC	246,217
17,024	IMI PLC	276,258
55,045	Imperial Brands PLC	2,244,445
42,350	Inchcape PLC	439,506
32,490	Informa PLC	300,721
36,167	Inmarsat PLC	298,254
9,853	InterContinental Hotels Group PLC	545,877
26,836	Intermediate Capital Group PLC	346,747
79,309	International Consolidated Airlines Group SA	669,825
4,676	Intertek Group PLC	336,865
86,431	Intu Properties PLC REIT	247,916
219,598	ITV PLC	479,707
349,912	J Sainsbury PLC	1,126,815
27,846	John Wood Group PLC	263,099
19,097	Johnson Matthey PLC	857,417
256,170	Kingfisher PLC	1,063,406
21,077	Lancashire Holdings Ltd.	210,339
60,439	Land Securities Group PLC REIT	775,312
692,891	Legal & General Group PLC	2,456,734
4,835,814	Lloyds Banking Group PLC	4,385,394
7,870	London Stock Exchange Group PLC	393,061

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
145,190	Man Group PLC	$373,271
248,400	Marks & Spencer Group PLC	1,135,058
64,645	Meggitt PLC	445,108
284,830	National Grid PLC	3,426,856
33,291	Nex Group PLC	280,505
11,692	Next PLC	764,054
516,500	Old Mutual PLC	1,310,043
126,665	Pearson PLC	1,183,321
27,000	Pennon Group PLC	284,686
12,988	Persimmon PLC	483,273
26,508	Petrofac Ltd.	147,599
44,352	Phoenix Group Holdings	445,852
7,361	Provident Financial PLC	91,055
174,666	Prudential PLC	4,295,674
21,078	Reckitt Benckiser Group PLC	1,885,163
25,794	RELX NV	582,645
28,909	RELX PLC	665,294
63,090	Rentokil Initial PLC	281,335
29,121	Rio Tinto Ltd.	1,550,716
84,521	Rio Tinto PLC	3,982,827
6,645,436	Rolls-Royce Holdings C Shares(a)	8,825
144,466	Rolls-Royce Holdings PLC	1,866,639
410,134	Royal Bank of Scotland Group PLC(a)	1,538,602
132,128	Royal Mail PLC	656,920
89,518	RSA Insurance Group PLC	747,727
41,786	Sage Group PLC (The)	413,676
4,915	Schroders PLC	227,984
47,124	Segro PLC REIT	339,800
15,781	Severn Trent PLC	442,389
59,468	Sky PLC(a)	744,693
33,981	Smith & Nephew PLC	641,228
24,177	Smiths Group PLC	504,383
119,984	SSE PLC	2,201,980
21,879	St. James’s Place PLC	341,968
364,963	Standard Chartered PLC(a)	3,636,835
250,508	Standard Life Aberdeen PLC	1,429,782
28,233	Subsea 7 SA	473,776
35,948	Tate & Lyle PLC	308,621
166,832	Taylor Wimpey PLC	441,982
1,428,475	Tesco PLC	3,441,057
266,647	Thomas Cook Group PLC	424,205
23,446	Travis Perkins PLC	473,254
72,662	Unilever NV CVA(c)	4,224,338
51,642	Unilever PLC	2,927,939
49,944	United Utilities Group PLC	552,472
3,759,083	Vodafone Group PLC	10,762,487
11,727	Weir Group PLC (The)	304,138
8,628	Whitbread PLC	423,128
80,730	William Hill PLC	277,019
328,550	WM Morrison Supermarkets PLC	978,181
64,073	WPP PLC	1,135,044

		180,071,823

	United States—0.2%
8,191	Carnival PLC	539,620
6,611	Qiagen NV	223,921
11,692	Shire PLC	577,737

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United States (continued)
19,250	Sims Metal Management Ltd.	$195,126
44,747	Valeant Pharmaceuticals International, Inc.(a)	523,107

		2,059,511

	Zambia—0.0%
49,832	First Quantum Minerals Ltd.	557,812

	Total Common Stocks and Other Equity Interests (Cost $1,048,438,665)	1,213,338,948

	Rights—0.0%
	Spain—0.0%
37,498	Ferrovial SA, expiring 11/13/17(a) (Cost $17,615)	18,041

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $1,048,456,280)—99.9%	1,213,356,989

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.2%
15,125,854	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(e)(f) (Cost $15,125,854)	15,125,854

	Total Investments in Securities (Cost $1,063,582,134)—101.1%	1,228,482,843
	Other assets less liabilities—(1.1)%	(13,633,108)

	Net Assets—100.0%	$1,214,849,735

Investment Abbreviations:

BR—Bearer Shares

CVA—Dutch Certificates

FDR—Fiduciary Depositary Receipt

PC—Participation Certificate

REIT—Real Estate Investment Trust

RSP—Registered Savings Plan Shares

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(c)	All or a portion of this security was out on loan at October 31, 2017.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $3,771,064, which represented less than 1% of the Fund’s Net Assets.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Schedule of Investments

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—5.1%
35,145	Abacus Property Group REIT	$102,400
42,607	Adelaide Brighton Ltd.	202,874
51,403	ALS Ltd.	308,606
67,656	Alumina Ltd.	121,388
11,622	Ansell Ltd.	213,868
53,944	Ardent Leisure Group	77,553
14,373	Aristocrat Leisure Ltd.	259,533
173,629	AusNet Services	235,640
44,688	Australian Agricultural Co. Ltd.(a)	50,369
67,596	Australian Pharmaceutical Industries Ltd.	78,003
53,743	Automotive Holdings Group Ltd.	133,512
18,882	Aveo Group	36,629
111,813	AWE Ltd.(a)	43,724
185,253	Beach Energy Ltd.	138,492
11,664	Bega Cheese Ltd.	65,734
7,512	Breville Group Ltd.	67,102
5,737	Brickworks Ltd.	62,420
9,270	BT Investment Management Ltd.	76,622
32,638	BWP Trust REIT	77,328
9,864	carsales.com Ltd.	103,692
22,005	Charter Hall Group REIT	97,860
29,503	Charter Hall Retail REIT	91,843
107,920	Cleanaway Waste Management Ltd.	124,122
2,000	Cochlear Ltd.	269,773
138,941	Cromwell Property Group REIT	106,533
58,418	CSR Ltd.	212,314
31,533	DuluxGroup Ltd.	178,191
14,388	Elders Ltd.(a)	55,932
25,579	Evolution Mining Ltd.	46,286
296,255	Fairfax Media Ltd.	249,869
33,716	FlexiGroup Ltd.	38,002
7,029	Flight Centre Travel Group Ltd.	252,228
26,913	G8 Education Ltd.	94,098
63,392	Genworth Mortgage Insurance Australia Ltd.	138,041
10,106	GUD Holdings Ltd.	92,520
34,294	GWA Group Ltd.	66,789
42,479	Harvey Norman Holdings Ltd.(b)	123,118
117,802	Healthscope Ltd.	177,036
38,144	Investa Office Fund REIT	131,026
6,857	InvoCare Ltd.	89,222
31,937	IOOF Holdings Ltd.	263,488
7,243	IRESS Ltd.	65,254
10,641	JB Hi-Fi Ltd.	186,841
6,437	McMillan Shakespeare Ltd.	77,735
16,554	Mineral Resources Ltd.	220,854
16,851	Monadelphous Group Ltd.	219,261
204,002	Myer Holdings Ltd.	119,660
25,846	Navitas Ltd.	94,529
16,390	nib Holdings Ltd.	79,172
104,103	Nine Entertainment Co. Holdings Ltd.	119,731
14,186	Northern Star Resources Ltd.	56,779
15,416	Nufarm Ltd.	107,328
33,437	OceanaGold Corp.	89,746
85,362	Orora Ltd.	222,534
35,442	OZ Minerals Ltd.	218,760
12,376	Pact Group Holdings Ltd.	55,038

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Australia (continued)
3,065	Perpetual Ltd.	$113,932
172,657	Perseus Mining Ltd.(a)	42,363
12,929	Platinum Asset Management Ltd.	72,367
7,213	Premier Investments Ltd.	73,225
96,012	Primary Health Care Ltd.	251,771
58,089	Qube Holdings Ltd.	114,467
1,052	REA Group Ltd.	58,303
19,919	Regis Resources Ltd.	59,412
31,361	Resolute Mining Ltd.	24,767
9,758	Retail Food Group Ltd.	32,921
8,798	Sandfire Resources NL	38,721
15,013	SEEK Ltd.	211,461
14,036	Seven Group Holdings Ltd.	142,598
178,804	Seven West Media Ltd.	92,541
54,741	Shopping Centres Australasia Property Group REIT	98,636
139,711	Sigma Healthcare Ltd.	80,878
108,489	Southern Cross Media Group Ltd.	93,166
230,296	Spotless Group Holdings Ltd.	194,237
70,180	Star Entertainment Group Ltd. (The)	309,410
16,918	Super Retail Group Ltd.	100,791
52,038	Sydney Airport	283,690
13,002	Tassal Group Ltd.	41,971
13,391	TPG Telecom Ltd.	55,445
26,205	Treasury Wine Estates Ltd.	314,451
112,977	Virgin Australia Holdings Ltd.(a)(c)	0
6,010	Washington H Soul Pattinson & Co. Ltd.	77,002
32,064	Western Areas Ltd.	68,592
75,451	Whitehaven Coal Ltd.(a)	215,788

		10,549,908

	Austria—1.1%
1,599	ams AG	145,896
7,707	BUWOG AG	222,302
6,588	CA Immobilien Anlagen AG	188,030
515	Lenzing AG	69,714
4,151	Oesterreichische Post AG	184,531
1,068	Porr AG	33,412
861	Schoeller-Bleckmann Oilfield Equipment AG(a)	80,382
7,873	Telekom Austria AG, Class A	73,850
24,902	UNIQA Insurance Group AG	255,458
9,877	Verbund AG	240,077
9,305	Vienna Insurance Group AG Wiener Versicherung Gruppe	272,785
13,510	Wienerberger AG	347,191
3,490	Zumtobel Group AG	59,786

		2,173,414

	Belgium—1.6%
1,851	Ackermans & van Haaren NV	317,087
626	Aedifica SA REIT	59,653
40,803	AGFA-Gevaert NV(a)	191,892
832	Barco NV	85,206
2,102	Befimmo SA REIT	130,615
4,600	Bekaert SA NV	217,593
9,833	bpost SA	277,382
2,127	Cofinimmo SA REIT	269,962

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Belgium (continued)
686	Compagnie d’Entreprises CFE SA	$100,334
3,320	D’Ieteren SA/NV	151,863
7,464	Econocom Group SA	57,458
3,064	Elia System Operator SA	177,756
15,992	Euronav NV	132,533
941	Gimv NV	56,751
574	Melexis NV	57,513
26,558	Nyrstar NV(a)(b)	212,085
4,110	Ontex Group NV	144,572
4,787	Orange Belgium SA	110,891
1,006	Sofina SA	151,297
4,239	Telenet Group Holding NV(a)	293,232
2,267	Tessenderlo Group SA(a)	108,807
754	Warehouses De Pauw CVA REIT	81,539

		3,386,021

	Cambodia—0.1%
180,116	NagaCorp Ltd.	145,445

	Canada—7.5%
11,246	Advantage Oil & Gas Ltd.(a)	59,584
11,153	Aecon Group, Inc.	168,104
18,749	Air Canada(a)	371,751
12,952	Alamos Gold, Inc., Class A	82,087
19,321	Algonquin Power & Utilities Corp.	206,984
7,425	Allied Properties Real Estate Investment Trust REIT	238,111
24,469	Artis Real Estate Investment Trust REIT	264,032
6,311	ATS Automation Tooling Systems, Inc.(a)	72,701
28,848	B2Gold Corp.(a)	73,401
12,462	Birchcliff Energy Ltd.	50,753
5,095	Boardwalk Real Estate Investment Trust REIT	157,344
16,372	CAE, Inc.	290,330
6,772	Canadian Real Estate Investment Trust REIT	244,803
8,599	Canadian Western Bank	242,408
11,360	Canfor Corp.(a)	226,125
8,992	Cascades, Inc.	108,398
4,593	CCL Industries, Inc., Class B	221,544
27,656	Centerra Gold, Inc.(a)	187,935
14,009	Ces Energy Solutions Corp.	75,528
13,194	Chartwell Retirement Residences	157,108
4,544	Cineplex, Inc.(b)	137,543
1,091	Cogeco Communications, Inc.	78,497
1,571	Colliers International Group, Inc.	92,144
295	Constellation Software, Inc.	167,965
11,725	Corus Entertainment, Inc., Class B	108,873
13,877	Cott Corp.	208,193
17,760	Crew Energy, Inc.(a)	60,206
8,510	Detour Gold Corp.(a)	90,771
1,880	Dollarama, Inc.	209,438
12,717	Dominion Diamond Corp.	181,122
2,534	Dorel Industries, Inc., Class B	66,127
46,389	ECN Capital Corp.	152,219
70,571	Eldorado Gold Corp.	88,686
18,843	Element Fleet Management Corp.	145,295
3,299	Emera, Inc.(b)	124,375
3,566	Enbridge Income Fund Holdings, Inc.(b)	83,182

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Canada (continued)
6,325	Enercare, Inc.	$98,670
8,636	Enerflex Ltd.	117,572
24,920	Ensign Energy Services, Inc.	128,360
37,708	Entertainment One Ltd.	141,510
14,751	Extendicare, Inc.	107,220
8,650	First Capital Realty, Inc.	137,289
5,452	First Majestic Silver Corp.(a)(b)	36,753
1,212	FirstService Corp.	84,439
5,034	Genworth MI Canada, Inc.(b)	156,553
3,977	Granite Real Estate Investment Trust REIT	153,761
8,706	Home Capital Group, Inc.(b)	94,279
17,060	HudBay Minerals, Inc.	126,914
44,957	IAMGOLD Corp.(a)	246,913
7,639	Innergex Renewable Energy, Inc.	83,495
13,856	Ivanhoe Mines Ltd., Class A(a)	50,196
6,410	Jean Coutu Group (PJC), Inc. (The), Class A	121,726
37,008	Just Energy Group, Inc.	206,126
4,001	Laurentian Bank of Canada	186,223
4,900	Linamar Corp.	297,550
5,435	Maple Leaf Foods, Inc.	141,071
18,892	Martinrea International, Inc.	185,388
2,949	Maxar Technologies Ltd.	186,694
23,693	MEG Energy Corp.(a)	105,314
14,782	Mullen Group Ltd.	194,135
33,757	Nevsun Resources Ltd.	79,607
2,414	New Flyer Industries, Inc.	102,507
64,901	New Gold, Inc.(a)	214,977
3,328	Norbord, Inc.	120,047
5,049	North West Co., Inc. (The)	123,297
7,413	Northland Power, Inc.	141,865
5,782	Northview Apartment Real Estate Investment Trust REIT	104,418
10,568	NuVista Energy Ltd.(a)	65,748
6,701	Open Text Corp.	234,491
6,131	Pan American Silver Corp.	100,257
11,729	Parkland Fuel Corp.	238,383
5,234	Pason Systems, Inc.	76,047
9,436	Peyto Exploration & Development Corp.(b)	128,829
6,581	Prairiesky Royalty Ltd.(b)	175,310
46,348	Precision Drilling Corp.(a)	139,141
1,252	Premium Brands Holdings Corp.	101,395
8,728	Quebecor, Inc., Class B	329,594
7,493	Raging River Exploration, Inc.(a)	44,234
3,272	Restaurant Brands International, Inc.	211,559
3,467	Ritchie Bros Auctioneers, Inc.	97,305
10,801	Russel Metals, Inc.	241,642
10,341	Secure Energy Services, Inc.	67,464
17,092	SEMAFO, Inc.(a)	42,959
4,775	Seven Generations Energy Ltd., Class A(a)	72,157
5,563	ShawCor Ltd.	120,659
9,687	SmartCentres Real Estate Investment Trust REIT	217,771
5,112	Stantec, Inc.	146,170
7,297	Stars Group, Inc. (The)(a)	147,004
1,832	Stella-Jones, Inc.	71,626
24,599	Superior Plus Corp.	247,879

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Canada (continued)
9,167	TFI International, Inc.	$221,442
2,749	TMX Group Ltd.	150,320
12,031	TORC Oil & Gas Ltd.	63,370
3,760	Toromont Industries Ltd.	165,876
5,462	TransAlta Renewables, Inc.	58,938
10,340	Transcontinental, Inc., Class A	229,724
64,815	Turquoise Hill Resources Ltd.(a)	198,100
4,679	Waste Connections, Inc.	330,844
4,787	West Fraser Timber Co. Ltd.	291,394
4,712	Westshore Terminals Investment Corp.	89,956
24,722	Whitecap Resources, Inc.	177,586
1,462	Winpak Ltd.	56,479
7,498	WSP Global, Inc.	336,308

		15,456,497

	China—0.9%
16,789	AAC Technologies Holdings, Inc.	307,297
57,941	CapitaLand Retail China Trust REIT	70,598
34,525	China Gold International Resources Corp. Ltd.(a)(b)	53,565
120,885	China Harmony New Energy Auto Holding Ltd.(a)	71,275
288,674	China Travel International Investment Hong Kong Ltd.	106,933
146,293	FIH Mobile Ltd.	45,940
28,953	Minth Group Ltd.	156,236
195,402	MMG Ltd.(a)	88,412
40,278	Nexteer Automotive Group Ltd.	78,782
477,288	Shougang Fushan Resources Group Ltd.	102,777
663,017	Shui On Land Ltd.	164,016
83,793	SITC International Holdings Co. Ltd.	80,766
241,613	Tingyi Cayman Islands Holding Corp.	380,917
101,085	Towngas China Co. Ltd.	82,922
105,522	Uni-President China Holdings Ltd.	88,185

		1,878,621

	Colombia—0.1%
51,359	Gran Tierra Energy, Inc.(a)	111,953
8,055	Parex Resources, Inc.(a)	107,225

		219,178

	Denmark—1.5%
5,498	Alm. Brand A/S	56,808
2,316	Chr. Hansen Holding A/S	202,681
3,321	Coloplast A/S, Class B	292,191
3,730	D/S Norden A/S(a)	77,606
1,854	DFDS A/S	107,538
6,355	GN Store Nord A/S	210,222
1,677	H. Lundbeck A/S	99,660
4,502	Matas A/S	50,393
5,967	Nets A/S(a)(d)	152,360
2,274	Nilfisk Holding A/S(a)	109,293
2,274	NKT A/S(a)	97,438
6,411	Orsted A/S(d)	359,312
410	Rockwool International A/S, Class B	111,364
2,018	Royal Unibrew A/S	116,197
3,415	Scandinavian Tobacco Group A/S(d)	57,740

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Denmark (continued)
941	Schouw & Co. AB	$97,892
892	SimCorp A/S	54,490
7,027	Spar Nord Bank A/S	89,383
6,149	Sydbank A/S	239,892
4,449	Topdanmark A/S(a)	182,902
10,830	Tryg A/S	257,881
4,564	William Demant Holding A/S(a)	131,684

		3,154,927

	Faroe Islands—0.0%
1,472	Bakkafrost P/F	65,649

	Finland—1.5%
10,141	Amer Sports Oyj	252,460
4,175	Cargotec Oyj, Class B	246,588
20,493	Caverion Oyj(a)	155,176
29,128	Citycon Oyj	71,123
2,921	Cramo Oyj	64,858
7,508	Huhtamaki Oyj	319,945
11,339	Kemira Oyj	159,833
4,349	Konecranes Oyj, Class B	200,425
19,019	Metsa Board Oyj, Class B	141,135
22,858	Outokumpu Oyj	216,223
26,470	Outotec Oyj(a)(b)	210,766
9,288	Ramirent Oyj	85,478
10,454	Sanoma Oyj	124,098
8,208	Tieto Oyj	251,574
4,329	Uponor Oyj	87,195
12,182	Valmet Oyj	236,287
31,923	YIT Oyj	242,656

		3,065,820

	France—3.7%
2,122	Aeroports de Paris	357,455
1,397	Alten SA	122,302
5,921	Altran Technologies SA	109,535
3,316	Amundi SA(d)	281,147
1,773	bioMerieux	139,088
4,885	CIE Plastic Omnium SA	203,730
7,329	Coface SA(a)	80,086
141	Dassault Aviation SA	219,941
14,368	Derichebourg SA	153,337
7,690	Elis SA	200,625
1,613	Eramet(a)	132,925
30,470	Etablissements Maurel et Prom(a)	129,205
1,306	Euler Hermes Group	151,549
10,069	Europcar Groupe SA(d)	144,043
1,459	Fnac Darty SA(a)	137,910
1,095	Gaztransport Et Technigaz SA	53,601
11,907	Havas SA	128,058
615	Hermes International	319,212
1,072	Iliad SA	267,686
3,344	Imerys SA	304,596
2,732	Ingenico Group SA	265,241
1,255	Ipsen SA	151,757
3,827	IPSOS	141,461
5,287	JCDecaux SA	202,326
4,144	Korian SA	134,689

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	France (continued)
5,162	Mercialys SA REIT	$100,575
7,739	Metropole Television SA	178,959
2,280	Orpea	273,178
4,776	Rallye SA(b)	81,677
1,328	Remy Cointreau SA	172,496
6,194	Rubis SCA	388,782
1,888	SEB SA	351,908
1,089	Sopra Steria Group	204,313
5,112	SPIE SA	134,469
2,122	Tarkett SA	90,303
55,319	Technicolor SA	196,038
19,651	Television Francaise 1	279,517
5,160	Ubisoft Entertainment SA(a)	393,730
1,665	Vicat SA	128,812
267	Virbac SA(a)	34,386
1,841	Worldline SA(a)(d)	90,065

		7,630,713

	Georgia—0.1%
3,897	BGEO Group PLC	184,231

	Germany—3.8%
1,250	ADO Properties SA(d)	61,466
9,536	alstria office REIT-AG REIT	135,029
4,691	Axel Springer SE	316,411
1,670	BayWa AG	65,173
1,816	Bechtle AG	144,767
440	Bertrandt AG(b)	41,263
3,159	Deutsche EuroShop AG	115,094
25,109	Deutsche Pfandbriefbank AG(d)	360,515
12,869	Deutz AG	109,140
6,278	Dic Asset AG	73,501
1,091	DMG Mori AG	63,180
495	Draegerwerk AG & Co. KGaA	43,854
1,096	Draegerwerk AG & Co. KGaA (Preference Shares)	125,955
2,407	Drillisch AG	169,364
1,114	Duerr AG	153,589
4,816	ElringKlinger AG	83,791
1,184	Fielmann AG	103,792
3,827	Fraport AG Frankfurt Airport Services Worldwide	363,170
2,187	Gerresheimer AG	173,858
2,721	Hamburger Hafen und Logistik AG, Class A	86,853
3,404	Hapag-Lloyd AG(a)(d)	149,182
62,222	Heidelberger Druckmaschinen AG(a)	247,901
4,666	Hella GmbH & Co. KGaA	280,806
1,786	Indus Holding AG	125,107
2,397	Jenoptik AG	80,714
4,298	Jungheinrich AG (Preference Shares)	195,221
1,221	Krones AG	154,402
144	KWS Saat SE	60,777
3,832	Nordex SE(a)(b)	39,614
2,379	Norma Group SE	161,878
778	Pfeiffer Vacuum Technology AG	124,938
154	Puma SE	69,716
120	Rational AG	78,704

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Germany (continued)
5,512	RHOEN-KLINIKUM AG	$192,315
4,413	Rocket Internet SE(a)(d)	112,638
733	Sartorius AG (Preference Shares)	68,321
9,457	Schaeffler AG (Preference Shares)	149,665
7,482	SGL Carbon SE(a)	117,537
1,303	Siltronic AG(a)	193,081
1,587	Sixt SE	147,625
2,064	Sixt SE (Preference Shares)	133,231
3,837	Software AG	195,380
956	Stabilus SA	86,846
4,005	STADA Arzneimittel AG	385,147
11,654	TAG Immobilien AG	200,455
2,050	Takkt AG	42,521
5,554	Tele Columbus AG(a)(d)	58,147
3,676	TLG Immobilien AG	85,090
5,567	United Internet AG	352,215
1,585	Wacker Chemie AG	247,331
2,632	Wacker Neuson SE	85,776
2,601	Wirecard AG	256,189
3,021	Wuestenrot & Wuerttembergische AG	81,191
1,782	Zalando SE(a)(d)	89,172

		7,838,598

	Hong Kong—2.6%
10,458	ASM Pacific Technology Ltd.	152,142
166,039	Brightoil Petroleum Holdings Ltd.(a)(c)	31,923
14,095	Cafe de Coral Holdings Ltd.	43,359
220,288	Champion REIT	158,966
127,105	Chow Tai Fook Jewellery Group Ltd.	132,778
25,396	CK Infrastructure Holdings Ltd.	221,024
32,216	Dah Sing Banking Group Ltd.	71,272
15,243	Dah Sing Financial Holdings Ltd.	102,378
72,545	Esprit Holdings Ltd.(a)	43,889
136,437	First Pacific Co. Ltd.	103,878
109,318	Fortune Real Estate Investment Trust REIT	132,412
102,127	Giordano International Ltd.	57,728
870,794	Global Brands Group Holding Ltd.(a)	101,569
139,712	Haitong International Securities Group Ltd.	79,152
18,519	Hopewell Holdings Ltd.	71,092
257,715	Huabao International Holdings Ltd.	167,146
56,162	Hysan Development Co. Ltd.	271,387
17,195	Johnson Electric Holdings Ltd.	69,315
94,832	K Wah International Holdings Ltd.	54,455
42,398	Kerry Logistics Network Ltd.	58,474
71,587	Kerry Properties Ltd.	322,067
31,347	Luk Fook Holdings International Ltd.	132,591
81,980	Man Wah Holdings Ltd.	73,975
220,287	Mapletree Greater China Commercial Trust REIT(d)	189,986
69,114	NWS Holdings Ltd.	139,791
30,260	Orient Overseas International Ltd.	291,282
501,318	Pacific Basin Shipping Ltd.(a)	114,377
67,833	Pacific Textiles Holdings Ltd.	71,382
224,716	Pou Sheng International Holdings Ltd.	41,188
114,630	Sa Sa International Holdings Ltd.	41,581
55,506	Shangri-La Asia Ltd.	110,417
163,231	Shun Tak Holdings Ltd.	70,299

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong (continued)
50,342	SmarTone Telecommunications Holding Ltd.	$62,655
222,556	Sun Art Retail Group Ltd.	224,787
78,044	Swire Properties Ltd.	263,588
70,329	Techtronic Industries Co. Ltd.	412,411
14,259	Television Broadcasts Ltd.	53,916
111,642	Texwinca Holdings Ltd.	67,399
188,565	Truly International Holdings Ltd.	72,992
31,159	Vitasoy International Holdings Ltd.	72,049
17,208	VTech Holdings Ltd.	244,606
156,579	Xinyi Glass Holdings Ltd.	151,526
107,203	Yuexiu Real Estate Investment Trust REIT	67,605

		5,416,809

	India—0.1%
19,456	Vedanta Resources PLC	229,429

	Ireland—0.8%
25,040	C&C Group PLC	85,936
7,240	Glanbia PLC	139,924
43,653	Green REIT PLC REIT	76,789
41,590	Greencore Group PLC	106,482
40,106	Hibernia REIT PLC REIT	68,914
8,706	Irish Continental Group PLC	58,013
17,934	James Hardie Industries PLC	273,505
6,952	Kingspan Group PLC	290,745
1,467	Paddy Power Betfair PLC	150,101
1,992	Ryanair Holdings PLC ADR(a)	223,323
17,144	UDG Healthcare PLC	210,475

		1,684,207

	Isle of Man—0.1%
17,381	Paysafe Group PLC(a)	135,255

	Israel—1.0%
4,841	Airport City Ltd.(a)	62,044
7,211	Alony Hetz Properties & Investments Ltd.	74,537
2,553	Azrieli Group Ltd.	144,093
8,304	Cellcom Israel Ltd.(a)	80,268
687	Delek Group Ltd.	112,753
1,319	Elbit Systems Ltd.	195,574
6,076	First International Bank of Israel Ltd.	115,359
893	Frutarom Industries Ltd.	73,535
12,425	Gazit-Globe Ltd.	118,127
9,298	Harel Insurance Investments & Financial Services Ltd.	63,519
688	Israel Corp. Ltd. (The)(a)	128,376
9,965	Mizrahi Tefahot Bank Ltd.	179,826
1,821	Nice Ltd.	150,108
188,985	Oil Refineries Ltd.	97,109
12,239	Partner Communications Co. Ltd.(a)	65,149
821	Paz Oil Co. Ltd.	134,093
12,384	Shufersal Ltd.	78,726
3,515	Tower Semiconductor Ltd.(a)	116,518

		1,989,714

	Italy—3.3%
7,447	ACEA SpA	121,282
15,352	Anima Holding SpA(d)	116,785

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Italy (continued)
14,760	Astaldi SpA	$102,308
14,389	Autogrill SpA	188,243
9,313	Azimut Holding SpA	184,002
4,245	Banca Generali SpA	139,851
23,097	Banca Mediolanum SpA	196,824
45,003	Banca Popolare di Sondrio SCPA	178,144
151,059	Beni Stabili SpA SIIQ REIT	133,742
5,941	Brembo SpA	98,139
4,982	Buzzi Unicem SpA	138,884
2,761	Buzzi Unicem SpA RSP	43,776
14,348	Cerved Information Solutions SpA	184,697
10,855	Credito Emiliano SpA	95,158
43,000	Credito Valtellinese SpA(a)	152,382
1,142	Danieli & C. Officine Meccaniche SpA	27,339
3,708	Danieli & C. Officine Meccaniche SpA RSP	61,684
26,824	Davide Campari-Milano SpA	214,991
3,306	De’Longhi SpA	108,415
869	DiaSorin SpA	79,064
23,782	Enav SpA(d)	113,313
12,892	ERG SpA	215,516
3,511	Ferrari NV	420,875
94,147	Fincantieri SpA(a)	117,135
14,167	Finecobank Banca Fineco SpA	132,526
56,438	Immobiliare Grande Distribuzione SIIQ SpA REIT	65,254
669	Industria Macchine Automatiche SpA	60,010
12,835	Infrastrutture Wireless Italiane SpA(d)	87,694
4,042	Interpump Group SpA	136,129
94,389	Iren SpA	259,722
62,024	Italgas SpA	362,358
3,201	MARR SpA	81,777
3,837	Moncler SpA	108,977
14,470	OVS SpA(d)	108,221
26,852	Parmalat SpA	101,664
37,681	Piaggio & C. SpA	123,261
38,836	Prada SpA	134,401
4,015	Recordati SpA	186,670
8,870	Safilo Group SpA(a)	56,057
44,648	Salini Impregilo SpA	188,806
2,814	Salvatore Ferragamo SpA	73,890
142,101	Saras SpA	379,419
27,213	Societa Cattolica di Assicurazioni SCRL	294,985
11,165	Societa Iniziative Autostradali e Servizi SpA	190,027
1,268	Tod’s SpA	84,346
3,028	Yoox Net-A-Porter Group SpA(a)	113,232

		6,761,975

	Japan—34.0%
11,500	77 Bank Ltd. (The)	290,359
1,307	ABC-Mart, Inc.	65,793
23,377	ACOM Co. Ltd.(a)	96,693
2,665	Adastria Co. Ltd.	57,883
13,689	ADEKA Corp.	235,157
5,909	Advantest Corp.	133,593
1,841	Aeon Delight Co. Ltd.	68,533
12,201	AEON Financial Service Co. Ltd.	260,599
12,532	Aeon Mall Co. Ltd.	222,230

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
4,496	Aica Kogyo Co. Ltd.	$156,290
2,085	Aichi Steel Corp.	84,130
6,394	Aida Engineering Ltd.	74,164
24,351	Aiful Corp.(a)	84,220
959	Ain Holdings, Inc.	65,407
5,249	Aisan Industry Co. Ltd.	59,636
25,653	Akebono Brake Industry Co. Ltd.(a)	86,917
3,352	Alpen Co. Ltd.	66,521
7,175	Alpine Electronics, Inc.	158,111
5,231	Amano Corp.	128,070
15,186	Anritsu Corp.	142,064
6,185	AOKI Holdings, Inc.	85,783
6,099	Aoyama Trading Co. Ltd.	225,432
2,701	Arakawa Chemical Industries Ltd.	65,154
5,244	Arcs Co. Ltd.	116,944
7,621	Asahi Diamond Industrial Co. Ltd.	73,641
3,822	Asahi Holdings, Inc.	82,676
7,709	Asatsu-DK, Inc.	253,733
13,023	Asics Corp.	197,929
1,630	ASKUL Corp.(b)	43,752
11,085	Autobacs Seven Co. Ltd.	190,034
5,591	Avex, Inc.	77,053
17,877	Awa Bank Ltd. (The)	120,512
6,891	Azbil Corp.	299,582
1,282	Bank of Nagoya Ltd. (The)	50,883
1,872	Bank of Okinawa Ltd. (The)	75,865
3,369	Bank of the Ryukyus Ltd.	50,937
27,501	Bic Camera, Inc.	336,895
8,354	Bunka Shutter Co. Ltd.	70,946
3,141	Calbee, Inc.	105,456
3,082	Canon Electronics, Inc.	69,001
6,297	Canon Marketing Japan, Inc.	157,827
3,458	Capcom Co. Ltd.	87,371
2,601	Cawachi Ltd.	63,680
6,900	Central Glass Co. Ltd.	153,448
2,887	Chiyoda Co. Ltd.	73,655
27,581	Chiyoda Corp.(b)	162,384
3,051	Chudenko Corp.	92,499
8,714	Chugoku Marine Paints Ltd.	73,467
4,609	CKD Corp.	90,128
7,185	Coca-Cola Bottlers Japan, Inc.	249,765
3,204	cocokara fine, Inc.	177,922
3,087	Colowide Co. Ltd.	57,730
11,503	COMSYS Holdings Corp.	289,625
461	Cosmos Pharmaceutical Corp.	95,705
4,263	CyberAgent, Inc.	131,308
5,886	Daibiru Corp.	68,945
5,676	Daifuku Co. Ltd.	275,233
10,003	Daihen Corp.	89,792
12,040	Daiho Corp.	58,277
1,600	Daiichi Jitsugyo Co. Ltd.	46,889
3,332	Daiichikosho Co. Ltd.	156,586
3,900	Daikyo, Inc.	74,719
5,286	Daikyonishikawa Corp.	89,271
1,600	Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	72,938

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
12,415	Daio Paper Corp.(b)	$148,373
2,482	Daiseki Co. Ltd.	60,941
2,100	Daishi Bank Ltd. (The)	102,200
3,500	Daiwabo Holdings Co. Ltd.	138,454
21,202	DCM Holdings Co. Ltd.	194,052
9,577	DeNA Co. Ltd.	223,938
4,542	Descente Ltd.	62,916
4,115	Dexerials Corp.	46,245
1,008	Disco Corp.	231,797
8,613	DMG Mori Co. Ltd.	171,760
2,828	Doshisha Co. Ltd.	61,921
2,887	Doutor Nichires Holdings Co. Ltd.	68,396
6,300	Dowa Holdings Co. Ltd.	263,632
6,199	Duskin Co. Ltd.	169,118
1,269	DyDo Group Holdings, Inc.	62,093
3,949	Eagle Industry Co. Ltd.	76,040
1,330	Earth Chemical Co. Ltd.	62,269
25,455	EDION Corp.(b)	256,275
2,232	Eizo Corp.	92,222
4,720	Exedy Corp.	140,400
3,560	Ezaki Glico Co. Ltd.	197,064
3,605	Familymart UNY Holdings Co. Ltd.	204,314
3,490	Fancl Corp.	91,588
5,008	FCC Co. Ltd.	119,966
29,566	FIDEA Holdings Co. Ltd.	55,942
6,227	Foster Electric Co. Ltd.	145,057
1,879	FP Corp.	98,390
7,615	Fuji Machine Manufacturing Co. Ltd.	144,955
23,343	Fuji Oil Co. Ltd.	89,978
5,049	Fuji Oil Holdings, Inc.	135,523
3,573	Fuji Seal International, Inc.	116,815
2,742	Fuji Soft, Inc.	82,890
2,079	Fujimori Kogyo Co. Ltd.	71,538
6,058	Fujitec Co. Ltd.	89,566
4,936	Fujitsu General Ltd.	93,959
4,000	Fukuyama Transporting Co. Ltd.	129,367
3,900	Furukawa Co. Ltd.	70,291
3,959	Futaba Corp.	78,009
8,233	Futaba Industrial Co. Ltd.	79,338
2,325	Fuyo General Lease Co. Ltd.	151,208
9,794	Geo Holdings Corp.	159,024
5,444	Glory Ltd.	202,180
3,709	GMO Internet, Inc.	56,893
13,929	Gree, Inc.	94,020
54,029	GS Yuasa Corp.	269,598
2,871	G-Tekt Corp.	60,942
29,858	GungHo Online Entertainment, Inc.(b)	80,143
2,500	Gunze Ltd.	113,306
16,294	H2O Retailing Corp.	299,266
2,500	Hamakyorex Co. Ltd.	69,854
5,725	Hamamatsu Photonics K.K.	184,149
4,161	Happinet Corp.	71,443
20,562	Hazama Ando Corp.	166,841
5,508	Heiwa Corp.	101,260
5,078	Heiwa Real Estate Co. Ltd.	87,992
4,914	Heiwado Co. Ltd.	106,817

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
1,417	Hikari Tsushin, Inc.	$182,815
1,757	Hirose Electric Co. Ltd.	262,707
4,542	HIS Co. Ltd.	151,693
3,747	Hisamitsu Pharmaceutical Co., Inc.	205,437
4,468	Hitachi Capital Corp.	108,407
8,581	Hitachi Chemical Co. Ltd.	242,787
5,136	Hitachi High-Technologies Corp.	213,115
3,340	Hitachi Kokusai Electric, Inc.	92,149
6,916	Hitachi Transport System Ltd.	170,359
35,357	Hitachi Zosen Corp.	185,451
1,013	Hogy Medical Co. Ltd.	69,269
2,500	Hokkoku Bank Ltd. (The)	113,746
20,616	Hokuetsu Kishu Paper Co. Ltd.	131,537
2,383	Hokuto Corp.	41,482
2,540	Horiba Ltd.	149,990
2,015	Hoshizaki Corp.	189,920
9,615	Hosiden Corp.	164,918
7,737	House Foods Group, Inc.	229,121
13,948	Hulic Co. Ltd.	143,003
18,455	Hyakugo Bank Ltd. (The)	85,917
23,053	Hyakujushi Bank Ltd. (The)	83,180
3,744	IBJ Leasing Co. Ltd.	97,299
2,449	Inaba Denki Sangyo Co. Ltd.	107,008
3,513	Inabata & Co. Ltd.	50,610
3,485	Internet Initiative Japan, Inc.	72,779
2,948	Iseki & Co. Ltd.	65,249
6,368	Ishihara Sangyo Kaisha Ltd.(a)	95,159
5,154	Ito EN Ltd.	179,843
8,822	Itochu Enex Co. Ltd.	89,517
4,643	ITOCHU Techno-Solutions Corp.	179,787
7,740	Itoki Corp.	59,193
6,900	Iwatani Corp.	207,067
3,840	Izumi Co. Ltd.	198,370
5,692	J Trust Co. Ltd.(b)	41,677
4,900	Jaccs Co. Ltd.	121,821
2,518	JAFCO Co. Ltd.	123,429
5,622	Japan Airlines Co. Ltd.	191,474
2,773	Japan Airport Terminal Co. Ltd.	97,859
6,629	Japan Aviation Electronics Industry Ltd.	120,411
7,732	Japan Petroleum Exploration Co. Ltd.	158,478
13,863	Japan Securities Finance Co. Ltd.	77,349
9,418	Japan Steel Works Ltd. (The)	237,460
6,063	Japan Wool Textile Co. Ltd. (The)	54,211
2,109	Joyful Honda Co. Ltd.	56,702
4,651	Juki Corp.	71,957
3,400	Juroku Bank Ltd. (The)	114,002
57,868	JVC Kenwood Corp.	180,790
5,525	Kadokawa Dwango Corp.	63,453
2,803	Kaga Electronics Co. Ltd.	83,377
4,772	Kagome Co. Ltd.	158,325
3,307	Kakaku.com, Inc.	45,197
2,096	Kaken Pharmaceutical Co. Ltd.	105,879
12,000	Kamigumi Co. Ltd.	285,664
3,450	Kanamoto Co. Ltd.(b)	112,490
16,322	Kandenko Co. Ltd.	160,160
21,300	Kanematsu Corp.	278,551

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
11,148	Kansai Paint Co. Ltd.	$285,200
3,125	Kansai Urban Banking Corp.	39,685
4,948	Kasai Kogyo Co. Ltd.	73,808
2,252	Kato Sangyo Co. Ltd.	69,960
1,875	Kato Works Co. Ltd.	58,413
7,900	Keihan Holdings Co. Ltd.	240,553
7,733	Keihin Corp.	141,076
10,457	Keisei Electric Railway Co. Ltd.	313,811
24,431	Keiyo Bank Ltd. (The)	118,683
11,990	Kenedix, Inc.	69,747
10,227	Kewpie Corp.	253,987
8,501	Kikkoman Corp.	290,274
18,163	Kinden Corp.	305,301
5,995	Kintetsu World Express, Inc.	102,616
2,883	Kissei Pharmaceutical Co. Ltd.	79,033
12,357	Kitz Corp.	105,268
5,849	Kiyo Bank Ltd. (The)	99,963
2,711	Kobayashi Pharmaceutical Co. Ltd.	156,032
2,458	Koei Tecmo Holdings Co. Ltd.	48,628
6,160	Kohnan Shoji Co. Ltd.	131,191
9,862	Kokuyo Co. Ltd.	176,011
4,889	Komeri Co. Ltd.	145,642
5,842	Komori Corp.	81,849
4,819	Konami Holdings Corp.	233,253
5,223	Konoike Transport Co. Ltd.	80,209
1,232	Kose Corp.	148,863
13,846	K’s Holdings Corp.(b)	316,571
4,600	Kumagai Gumi Co. Ltd.	145,331
2,043	Kureha Corp.	119,563
11,342	Kurita Water Industries Ltd.	358,337
6,353	Kuroda Electric Co. Ltd.	112,937
3,300	KYB Corp.	212,875
3,411	Kyoei Steel Ltd.	59,467
3,369	Kyokuto Kaihatsu Kogyo Co. Ltd.	60,009
5,226	KYORIN Holdings, Inc.	106,884
1,681	Kyoritsu Maintenance Co. Ltd.	52,813
11,779	Kyowa Exeo Corp.	255,110
3,547	Kyudenko Corp.	156,389
42,182	Leopalace21 Corp.	313,312
1,908	Life Corp.	50,542
6,322	Lintec Corp.	174,699
12,385	Lion Corp.	237,171
2,851	Mabuchi Motor Co. Ltd.	148,283
4,375	Macnica Fuji Electronics Holdings, Inc.	90,942
15,671	Maeda Corp.	195,836
7,338	Maeda Road Construction Co. Ltd.	157,377
10,646	Makino Milling Machine Co. Ltd.	99,499
2,756	Mandom Corp.	81,858
10,420	Marudai Food Co. Ltd.	48,693
5,429	Maruha Nichiro Corp.	166,984
4,925	Maruichi Steel Tube Ltd.	149,531
6,177	Marusan Securities Co. Ltd.	56,263
7,599	Matsui Securities Co. Ltd.	63,464
4,736	Matsumotokiyoshi Holdings Co. Ltd.	339,268
3,693	Maxell Holdings Ltd.	83,493
47,376	Mebuki Financial Group, Inc.	195,958

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
6,917	Megmilk Snow Brand Co. Ltd.	$192,967
35,115	Meidensha Corp.	137,827
1,809	Meitec Corp.	88,038
5,548	Miraca Holdings, Inc.	257,308
12,005	Mirait Holdings Corp.	155,728
7,230	Misawa Homes Co. Ltd.	63,946
10,108	MISUMI Group, Inc.	275,762
6,244	Mitsuba Corp.	103,142
6,700	Mitsubishi Logistics Corp.	172,468
1,917	Mitsubishi Pencil Co. Ltd.	45,230
2,312	Mitsubishi Shokuhin Co. Ltd.	68,263
10,829	Mitsubishi Tanabe Pharma Corp.	237,680
44,216	Mitsubishi UFJ Lease & Finance Co. Ltd.	231,139
3,440	Mitsui Matsushima Co. Ltd.	43,110
1,870	Mitsui Sugar Co. Ltd.	63,853
18,019	Mitsui-Soko Holdings Co. Ltd.(a)	55,819
5,418	Miura Co. Ltd.	126,593
1,105	Mochida Pharmaceutical Co. Ltd.	80,519
2,233	Modec, Inc.	51,251
23,190	Monex Group, Inc.	73,470
2,222	Morinaga & Co. Ltd.	126,519
7,700	Morinaga Milk Industry Co. Ltd.	295,450
3,209	Musashi Seimitsu Industry Co. Ltd.	101,526
3,770	Musashino Bank Ltd. (The)	121,431
7,393	Nabtesco Corp.	292,129
22,021	Nachi-Fujikoshi Corp.	134,494
8,462	Nagase & Co. Ltd.	142,907
12,463	Namura Shipbuilding Co. Ltd.	76,776
9,900	Nankai Electric Railway Co. Ltd.	254,927
1,630	Nanto Bank Ltd. (The)	45,760
4,183	NEC Networks & System Integration Corp.	103,590
15,137	NET One Systems Co. Ltd.	186,631
5,906	Nexon Co. Ltd.(a)	158,006
11,534	Nichias Corp.	149,720
8,054	Nichicon Corp.	101,003
2,575	Nichiha Corp.	103,335
4,766	Nichi-iko Pharmaceutical Co. Ltd.(b)	73,652
9,932	Nichirei Corp.	254,528
2,991	Nifco, Inc.	194,785
5,835	Nihon Kohden Corp.	129,045
7,848	Nihon Parkerizing Co. Ltd.	127,565
8,482	Nihon Unisys Ltd.	140,035
7,406	Nikkiso Co. Ltd.	69,087
6,559	Nikkon Holdings Co. Ltd.	167,164
6,782	Nippo Corp.	141,155
2,600	Nippon Chemi-Con Corp.	89,580
16,745	Nippon Denko Co. Ltd.	70,293
3,274	Nippon Densetsu Kogyo Co. Ltd.	70,678
4,905	Nippon Flour Mills Co. Ltd.	74,980
3,044	Nippon Gas Co. Ltd.	96,171
15,693	Nippon Kayaku Co. Ltd.	248,315
2,079	Nippon Koei Co. Ltd.	76,112
88,375	Nippon Light Metal Holdings Co. Ltd.	258,211
7,378	Nippon Paint Holdings Co. Ltd.	258,422
3,004	Nippon Seiki Co. Ltd.	69,211
1,385	Nippon Shinyaku Co. Ltd.	97,753

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
3,947	Nippon Shokubai Co. Ltd.	$295,599
7,972	Nippon Signal Co. Ltd.	87,557
19,333	Nippon Soda Co. Ltd.	120,289
2,775	Nippon Steel & Sumikin Bussan Corp.	152,634
48,152	Nippon Suisan Kaisha Ltd.	292,395
26,233	Nippon Yakin Kogyo Co. Ltd.(a)	57,485
16,417	Nipro Corp.	238,244
6,600	Nishimatsu Construction Co. Ltd.	198,645
4,273	Nishimatsuya Chain Co. Ltd.	46,930
6,700	Nishi-Nippon Railroad Co. Ltd.	178,364
2,135	Nishio Rent All Co. Ltd.	74,123
5,937	Nissan Chemical Industries Ltd.	220,228
7,436	Nissan Shatai Co. Ltd.	78,725
2,230	Nissha Co. Ltd.	71,239
3,700	Nisshin Oillio Group Ltd. (The)	121,293
23,465	Nisshinbo Holdings, Inc.	279,606
5,098	Nissin Foods Holdings Co. Ltd.	319,887
6,159	Nissin Kogyo Co. Ltd.	113,391
1,644	Nitta Corp.	67,493
937	Nittetsu Mining Co. Ltd.	69,184
3,500	Nitto Boseki Co. Ltd.	117,201
3,485	Nitto Kogyo Corp.	59,438
6,100	NOF Corp.	175,007
7,585	Nojima Corp.	176,225
6,804	Nomura Research Institute Ltd.	286,519
4,952	Noritz Corp.	90,646
53,497	North Pacific Bank Ltd.	178,433
2,508	NS Solutions Corp.	60,565
2,200	NS United Kaiun Kaisha Ltd.	50,687
9,950	NTT Urban Development Corp.	102,363
2,628	OBIC Co. Ltd.	172,764
2,700	Ogaki Kyoritsu Bank Ltd. (The)	76,630
2,810	Oiles Corp.	55,048
1,300	Oita Bank Ltd. (The)	52,227
5,037	Okabe Co. Ltd.	48,096
5,813	Okamoto Industries, Inc.	63,077
10,850	Okamura Corp.	120,789
21,058	Okasan Securities Group, Inc.	128,613
18,538	Oki Electric Industry Co. Ltd.	257,440
6,072	Okinawa Electric Power Co., Inc. (The)	138,134
2,500	OKUMA Corp.	152,028
3,900	Okumura Corp.	148,786
21,457	Onward Holdings Co. Ltd.	180,524
2,362	Oracle Corp. Japan	198,514
55,395	Orient Corp.	89,213
4,769	OSG Corp.(b)	102,741
3,917	Otsuka Corp.	265,431
5,066	Pacific Industrial Co. Ltd.	65,448
6,573	Paltac Corp.	260,016
1,788	Paramount Bed Holdings Co. Ltd.	78,440
5,364	Park24 Co. Ltd.(b)	123,632
40,823	Penta-Ocean Construction Co. Ltd.	268,369
7,800	Persol Holdings Co. Ltd.	192,340
3,296	Pigeon Corp.	116,171
1,272	Pilot Corp.	63,919
119,788	Pioneer Corp.(a)	230,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
2,658	Plenus Co. Ltd.	$54,011
3,064	Pola Orbis Holdings, Inc.	97,073
18,710	Press Kogyo Co. Ltd.	104,063
21,260	Prima Meat Packers Ltd.	138,640
4,593	Raito Kogyo Co. Ltd.	46,807
5,356	Relia, Inc.	62,784
4,460	Relo Group, Inc.	110,136
4,911	Resorttrust, Inc.	96,163
1,554	Ricoh Leasing Co. Ltd.	55,661
2,774	Rinnai Corp.	236,558
6,537	Rohto Pharmaceutical Co. Ltd.	150,208
10,546	Round One Corp.	135,874
2,727	Royal Holdings Co. Ltd.	70,269
5,200	Ryobi Ltd.	133,032
987	Ryohin Keikaku Co. Ltd.	290,115
3,467	Ryosan Co. Ltd.	139,894
2,078	Saizeriya Co. Ltd.	63,915
4,524	Sakata INX Corp.	86,873
1,809	Sakata Seed Corp.	54,526
1,479	San-A Co. Ltd.	67,813
7,100	Sanden Holdings Corp.(a)	143,650
5,310	Sangetsu Corp.	97,246
16,684	San-In Godo Bank Ltd. (The)	152,113
19,859	Sanken Electric Co. Ltd.	123,562
6,195	Sankyo Co. Ltd.	199,267
5,723	Sankyo Tateyama, Inc.	83,103
6,800	Sankyu, Inc.	280,067
4,902	Sanrio Co. Ltd.(b)	80,931
20,739	Sanwa Holdings Corp.	258,987
1,575	Sanyo Chemical Industries Ltd.	82,472
3,964	Sanyo Shokai Ltd.	72,701
3,400	Sanyo Special Steel Co. Ltd.	86,803
10,717	Sapporo Holdings Ltd.	337,647
2,624	Sato Holdings Corp.	63,481
2,520	Sawai Pharmaceutical Co. Ltd.	142,600
1,817	SCREEN Holdings Co. Ltd.	140,876
2,645	SCSK Corp.	113,360
5,900	Seiko Holdings Corp.	146,215
4,229	Seiren Co. Ltd.	73,132
20,703	Senko Group Holdings Co. Ltd.	149,219
38,991	Senshu Ikeda Holdings, Inc.	149,609
56,189	Seven Bank Ltd.	206,697
21,549	Shiga Bank Ltd. (The)	122,698
1,679	Shima Seiki Manufacturing Ltd.	93,828
6,998	Shimachu Co. Ltd.	196,767
14,878	Shimadzu Corp.	307,432
2,054	Shimamura Co. Ltd.	228,122
1,200	Shindengen Electric Manufacturing Co. Ltd.	81,105
11,748	Shinko Electric Industries Co. Ltd.	89,431
6,565	Shinko Plantech Co. Ltd.	56,389
10,984	Shinmaywa Industries Ltd.	107,201
5,037	Ship Healthcare Holdings, Inc.	156,700
1,226	SHO-BOND Holdings Co. Ltd.	75,094
610	Shochiku Co. Ltd.	90,510
13,200	Showa Corp.	171,810
1,935	Siix Corp.	82,165

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
19,946	SKY Perfect JSAT Holdings, Inc.	$91,980
10,269	Skylark Co. Ltd.	153,181
4,646	Sohgo Security Services Co. Ltd.	222,426
7,300	Sotetsu Holdings, Inc.	187,399
4,137	Square Enix Holdings Co. Ltd.	166,383
2,981	Starts Corp., Inc.	80,539
1,668	Starzen Co. Ltd.	81,470
2,817	Sugi Holdings Co. Ltd.	142,796
11,466	Sumco Corp.	248,936
20,926	Sumitomo Bakelite Co. Ltd.	169,242
10,768	Sumitomo Dainippon Pharma Co. Ltd.	153,233
27,000	Sumitomo Mitsui Construction Co. Ltd.	165,379
51,254	Sumitomo Osaka Cement Co. Ltd.	233,649
5,017	Sumitomo Riko Co. Ltd.	48,302
1,145	Sumitomo Seika Chemicals Co. Ltd.	60,661
17,907	Sumitomo Warehouse Co. Ltd. (The)	122,290
4,336	Sundrug Co. Ltd.	188,314
9,217	Suruga Bank Ltd.	208,301
6,200	SWCC Showa Holdings Co. Ltd.(a)	57,728
2,261	Sysmex Corp.	153,811
4,709	Tachi-S Co. Ltd.	87,649
11,198	Tadano Ltd.	169,010
4,162	Taikisha Ltd.	120,505
3,344	Taisho Pharmaceutical Holdings Co. Ltd.	253,382
8,802	Taiyo Nippon Sanso Corp.	104,806
13,701	Taiyo Yuden Co. Ltd.	236,087
13,393	Takara Holdings, Inc.	130,241
7,635	Takasago Thermal Engineering Co. Ltd.	133,913
7,425	Takuma Co. Ltd.	90,958
11,786	Tamura Corp.	79,970
1,460	Technopro Holdings, Inc.	66,813
1,800	Tekken Corp.	60,116
4,096	T-Gaia Corp.	83,016
8,618	THK Co. Ltd.	312,472
10,287	TIS, Inc.	317,763
4,215	Toa Corp.(a)	91,400
15,284	Toagosei Co. Ltd.	197,187
10,943	Tochigi Bank Ltd. (The)	49,404
29,985	Toda Corp.	243,036
700	Toei Co. Ltd.	75,711
6,497	Toho Co. Ltd.	214,413
11,349	Toho Holdings Co. Ltd.	221,926
1,400	Toho Zinc Co. Ltd.	67,641
26,366	Tokai Carbon Co. Ltd.	260,806
12,768	Tokai Holdings Corp.	101,690
9,229	Tokai Rika Co. Ltd.	192,166
27,385	Tokai Tokyo Financial Holdings, Inc.	177,859
1,070	Token Corp.	128,630
7,300	Tokuyama Corp.	205,901
3,732	Tokyo Broadcasting System Holdings, Inc.	75,409
4,299	Tokyo Century Corp.	186,329
9,743	Tokyo Dome Corp.	90,974
3,619	Tokyo Ohka Kogyo Co. Ltd.	131,377
2,275	Tokyo Seimitsu Co. Ltd.	89,494
6,846	Tokyo Steel Manufacturing Co. Ltd.	58,802
18,169	Tokyo Tatemono Co. Ltd.	252,796

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
3,044	Tokyo Ty Financial Group, Inc.	$81,438
11,359	Tokyu Construction Co. Ltd.	99,665
19,278	TOMONY Holdings, Inc.	92,123
7,888	Tomy Co. Ltd.	127,035
5,096	Topcon Corp.	106,871
7,827	Toppan Forms Co. Ltd.	80,454
3,424	Topre Corp.	100,343
2,960	Topy Industries Ltd.	100,421
13,639	Toshiba Machine Co. Ltd.	84,021
3,897	Toshiba Plant Systems & Services Corp.	66,945
19,481	Toshiba TEC Corp.	113,323
2,413	Totetsu Kogyo Co. Ltd.	80,483
1,005	Towa Pharmaceutical Co. Ltd.	51,829
14,064	Toyo Construction Co. Ltd.	70,920
6,600	Toyo Engineering Corp.	78,645
19,442	Toyo Ink SC Holdings Co. Ltd.	113,781
15,817	Toyo Tire & Rubber Co. Ltd.	355,510
15,200	Toyobo Co. Ltd.	291,479
9,528	Toyota Boshoku Corp.	190,510
3,019	TPR Co. Ltd.	105,876
2,870	transcosmos, Inc.	66,503
5,919	Trend Micro, Inc.	315,145
3,131	Trusco Nakayama Corp.	79,880
8,735	TS Tech Co. Ltd.	310,564
13,988	TSI Holdings Co. Ltd.	116,454
18,091	Tsubakimoto Chain Co.	154,274
6,092	Tsumura & Co.	225,709
2,241	Tsuruha Holdings, Inc.	276,698
2,584	TV Asahi Holdings Corp.	51,757
2,192	TV Tokyo Holdings Corp.	45,642
5,000	UACJ Corp.	146,088
2,796	UKC Holdings Corp.	47,884
2,417	Ulvac, Inc.	169,954
7,912	Unipres Corp.	210,977
2,873	United Arrows Ltd.	107,203
7,920	United Super Markets Holdings, Inc.	73,812
11,500	Unitika Ltd.(a)	100,902
1,565	Unizo Holdings Co. Ltd.	41,387
13,034	Ushio, Inc.	179,400
9,835	USS Co. Ltd.	197,340
7,494	Valor Holdings Co. Ltd.	169,955
8,000	Wacoal Holdings Corp.	227,757
16,845	Wacom Co. Ltd.	81,979
6,836	Wakita & Co. Ltd.	83,803
2,506	Warabeya Nichiyo Holdings Co. Ltd.	61,729
3,376	Welcia Holdings Co. Ltd.	127,755
4,466	Xebio Holdings Co. Ltd.	85,091
4,052	Yakult Honsha Co. Ltd.	333,061
3,960	Yamabiko Corp.	53,530
9,827	Yamanashi Chuo Bank Ltd. (The)	43,501
4,863	Yamato Kogyo Co. Ltd.	129,246
5,363	Yamazen Corp.	60,979
1,989	Yaoko Co. Ltd.	97,148
1,980	Yellow Hat Ltd.	60,639
3,507	Yodogawa Steel Works Ltd.	102,158
3,652	Yokogawa Bridge Holdings Corp.	77,520

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
7,429	Yokohama Reito Co. Ltd.	$70,478
5,004	Yorozu Corp.	101,331
6,798	Yoshinoya Holdings Co. Ltd.	112,831
2,271	Yuasa Trading Co. Ltd.	83,241
7,141	Yurtec Corp.	62,090
2,242	Zenkoku Hosho Co. Ltd.	91,748
9,122	Zensho Holdings Co. Ltd.	168,664
15,863	Zeon Corp.	209,822
3,667	ZERIA Pharmaceutical Co. Ltd.	64,026

		70,295,501

	Jersey Island—0.0%
51,438	Centamin PLC	95,152

	Jordan—0.0%
4,693	Hikma Pharmaceuticals PLC	72,541

	Luxembourg—0.3%
4,703	APERAM SA	253,036
33,132	B&M European Value Retail SA	174,803
200	Eurofins Scientific SE	125,116
31,280	L’Occitane International SA	59,418

		612,373

	Macau—0.1%
83,417	MGM China Holdings Ltd.	187,966

	Mexico—0.1%
7,941	Fresnillo PLC	137,299

	Netherlands—2.0%
6,861	Aalberts Industries NV	338,452
16,143	Arcadis NV	373,295
3,175	ASM International NV	212,750
12,282	Axfood AB	222,114
1,617	Be Semiconductor Industries NV	127,057
9,799	BinckBank NV	49,942
3,137	Brunel International NV(b)	53,337
4,667	Corbion NV	155,982
4,951	Eurocommercial Properties NV CVA	206,194
2,878	Euronext NV(d)	171,023
1,826	Flow Traders(d)	45,416
1,981	GrandVision NV(d)	49,455
2,457	IMCD Group NV	154,563
5,638	Koninklijke Vopak NV	244,165
1,711	Nsi NV REIT	64,890
5,661	OCI NV(a)	134,303
8,144	Philips Lighting NV(d)	308,576
5,392	Refresco Group NV(d)	124,686
2,783	Rhi Magnesita NV(a)	123,587
17,566	SBM Offshore NV	313,501
3,563	TKH Group NV CVA	240,119
7,983	TomTom NV(a)	90,952
2,286	Vastned Retail NV REIT	100,078
4,359	Wereldhave NV REIT	198,119

		4,102,556

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	New Zealand—0.9%
87,198	Air New Zealand Ltd.	$197,126
37,378	Auckland International Airport Ltd.	159,524
49,669	Chorus Ltd.	136,613
51,465	Contact Energy Ltd.	202,723
16,087	Fisher & Paykel Healthcare Corp. Ltd.	146,020
29,275	Genesis Energy Ltd.	49,134
35,729	Infratil Ltd.	78,691
71,733	Kiwi Property Group Ltd.	65,112
3,056	Mainfreight Ltd.	51,207
39,589	Mercury NZ Ltd.	89,226
82,832	Meridian Energy Ltd.	161,721
12,673	Ryman Healthcare Ltd.	80,739
58,639	Sky Network Television Ltd.	100,427
60,741	SKYCITY Entertainment Group Ltd.	161,865
19,456	Trade Me Group Ltd.	60,111
27,585	Z Energy Ltd.	139,272

		1,879,511

	Norway—0.8%
25,657	AKER Solutions ASA(a)(d)	140,548
9,512	Austevoll Seafood ASA	95,040
5,712	Borregaard ASA	54,977
7,506	Entra ASA(d)	103,206
17,828	Leroy Seafood Group ASA	106,900
52,405	Petroleum Geo-Services ASA(a)(b)	85,635
3,128	Salmar ASA	93,168
3,433	Schibsted ASA, Class A	88,365
3,883	Schibsted ASA, Class B	90,883
8,091	Sparebank 1 SMN	83,808
12,590	Sparebank 1 SR-Bank ASA	139,258
4,115	Stolt-Nielsen Ltd.	57,838
11,770	TGS Nopec Geophysical Co. ASA	269,726
4,658	Tomra Systems ASA	64,901
3,121	Veidekke ASA	34,903
5,486	XXL ASA(d)	59,004

		1,568,160

	Portugal—0.5%
617,835	Banco Comercial Portugues SA, Class R(a)	184,615
28,419	CTT-Correios de Portugal SA	167,387
45,952	Navigator Co. SA (The)	234,416
18,941	NOS SGPS SA	113,504
39,541	REN—Redes Energeticas Nacionais SGPS SA	125,615
254,785	Sonae SGPS SA	305,122

		1,130,659

	Russia—0.3%
88,629	Evraz PLC	339,550
26,044	ITE Group PLC	61,475
15,434	Polymetal International PLC	179,234
128,180	United Co. RUSAL PLC	82,641

		662,900

	Singapore—1.7%
8,545	BOC Aviation Ltd.(d)	45,946
20,802	BW LPG Ltd.(a)(d)	77,977
83,674	Cache Logistics Trust REIT	50,362
172,615	CapitaLand Commercial Trust Ltd. REIT	219,823

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Singapore (continued)
74,290	CDL Hospitality Trusts	$89,155
295,728	Ezion Holdings Ltd.(a)(c)	21,381
1,165,297	Ezra Holdings Ltd.(a)(c)	0
34,132	First Resources Ltd.	49,354
45,010	Frasers Centrepoint Trust REIT	71,691
68,259	Frasers Logistics & Industrial Trust REIT(d)	55,864
158,602	Keppel REIT	136,786
144,646	Keppel Infrastructure Trust	58,924
47,933	M1 Ltd.	63,329
107,406	Mapletree Commercial Trust REIT	122,590
105,949	Mapletree Industrial Trust REIT	150,867
155,647	Mapletree Logistics Trust REIT	145,091
151,836	Sabana Shari’ah Compliant Industrial Real Estate Investment Trust REIT	51,266
45,251	SATS Ltd.	156,107
188,416	Sembcorp Marine Ltd.	266,913
38,465	Singapore Exchange Ltd.	216,549
125,786	Singapore Post Ltd.	118,640
114,425	Starhill Global REIT	64,671
73,263	StarHub Ltd.	141,428
214,859	Suntec Real Estate Investment Trust REIT	307,527
49,191	United Engineers Ltd.	95,320
46,063	UOL Group Ltd.	305,644
32,465	Venture Corp. Ltd.	464,432
36,810	Wing Tai Holdings Ltd.	64,844

		3,612,481

	South Africa—0.1%
16,293	Mediclinic International PLC	125,924
31,800	Petra Diamonds Ltd.(a)	32,516

		158,440

	South Korea—7.0%
691	Amorepacific Corp.	193,666
234	Amorepacific Corp. (Preference Shares)	37,282
1,087	AMOREPACIFIC Group	139,228
28,517	Asiana Airlines, Inc.(a)	117,723
841	BGF Retail Co. Ltd.	59,377
34,911	BNK Financial Group, Inc.	309,738
773	Celltrion, Inc.(a)	119,433
4,228	Cheil Worldwide, Inc.	78,495
1,061	CJ E&M Corp.	80,024
641	CJ Logistics Corp.(a)	89,826
516	CJ O Shopping Co. Ltd.	91,101
2,778	Coway Co. Ltd.	241,263
3,503	Daesang Corp.	74,416
26,670	Daewoo Engineering & Construction Co. Ltd.(a)	174,967
4,945	Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	80,993
4,445	Daishin Securities Co. Ltd.	53,561
2,918	Daishin Securities Co. Ltd. (Preference Shares)	24,457
2,984	Daou Technology, Inc.	48,874
21,969	DGB Financial Group, Inc.	204,915
20,172	Dongkuk Steel Mill Co. Ltd.	195,355
2,388	Doosan Corp.	285,618

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
763	Fila Korea Ltd.	$46,106
10,308	GS Engineering & Construction Corp.(a)	239,218
283	GS Home Shopping, Inc.	53,096
1,242	GS Retail Co. Ltd.	37,027
1,054	Halla Holdings Corp.	63,691
3,442	Hanjin Transportation Co. Ltd.	88,174
14,662	Hanon Systems	170,131
2,725	Hansol Paper Co. Ltd.	40,011
11,141	Hanwha Chemical Corp.	302,801
8,223	Hanwha General Insurance Co. Ltd.	59,892
34,720	Hanwha Life Insurance Co. Ltd.	245,443
3,727	Hanwha Techwin Co. Ltd.(a)	127,743
5,173	Hite Jinro Co. Ltd.	122,820
2,487	Hotel Shilla Co. Ltd.	173,814
2,212	Hyundai Department Store Co. Ltd.	180,656
6,063	Hyundai Development Co.-Engineering & Construction	217,009
4,219	Hyundai Greenfood Co. Ltd.	60,253
533	Hyundai Home Shopping Network Corp.	58,041
1,839	Hyundai Mipo Dockyard Co. Ltd.(a)	178,097
2,914	Hyundai Rotem Co. Ltd.(a)	50,979
4,512	Hyundai Wia Corp.	259,762
6,486	iMarketKorea, Inc.	55,403
13,096	JB Financial Group Co. Ltd.	68,849
906	Kakao Corp.	116,449
6,773	Kangwon Land, Inc.	207,358
807	KCC Corp.	280,921
1,551	KEPCO Plant Service & Engineering Co. Ltd.	57,175
736	KIWOOM Securities Co. Ltd.	47,102
3,336	Kolon Industries, Inc.	225,407
2,103	Korea Aerospace Industries Ltd.	106,619
4,212	Korea Investment Holdings Co. Ltd.	237,979
215	Korea Petrochemical Industries Co. Ltd.	47,976
9,949	Korean Reinsurance Co.	99,459
2,648	Kumho Petrochemical Co. Ltd.	164,030
3,304	LF Corp.	76,086
1,038	LG Hausys Ltd.	84,219
263	LG Household & Health Care Ltd.	276,299
56	LG Household & Health Care Ltd. (Preference Shares)	32,740
1,988	LG Innotek Co. Ltd.	305,205
6,277	LG International Corp.	162,759
813	LIG Nex1 Co. Ltd.	52,175
48	Lotte Chilsung Beverage Co. Ltd.	59,011
121	Lotte Confectionery Co. Ltd.(a)	20,156
1,330	Lotte Corp.	88,441
2,569	LOTTE Fine Chemical Co. Ltd.	92,295
2,097	LOTTE Himart Co. Ltd.	138,696
4,244	LS Corp.	299,260
2,198	LS Industrial Systems Co. Ltd.	117,517
910	Mando Corp.	265,198
6,228	Meritz Fire & Marine Insurance Co. Ltd.	142,866
27,082	Meritz Securities Co. Ltd.	107,690
24,552	Mirae Asset Daewoo Co. Ltd.	222,433
17,174	Mirae Asset Life Insurance Co. Ltd.	89,829
352	NAVER Corp.	280,884

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
519	NCSOFT Corp.	$197,575
3,978	Nexen Tire Corp.	45,626
14,359	NH Investment & Securities Co. Ltd.	180,072
1,650	NHN Entertainment Corp.(a)	101,031
288	Nongshim Co. Ltd.	89,329
2,976	OCI Co. Ltd.	300,163
1,432	Orion Corp.(a)	135,486
743	Orion Holdings Corp.	17,077
17,996	Pan Ocean Co. Ltd.(a)	84,491
3,613	Paradise Co. Ltd.	64,820
4,664	Partron Co. Ltd.	36,385
3,044	Poongsan Corp.	133,269
10,524	POSCO Daewoo Corp.	182,234
986	S-1 Corp.	80,616
4,710	Samsung Card Co. Ltd.	154,078
22,269	Samsung Engineering Co. Ltd.(a)	242,497
2,007	Samsung SDS Co. Ltd.	370,821
7,786	Samsung Securities Co., Ltd.	247,406
520	Samyang Holdings Corp.	41,958
2,253	Seah Besteel Corp.	63,849
657	SeAH Steel Corp.	53,834
3,116	Seoul Semiconductor Co. Ltd.	76,346
3,920	Seoyon E-Hwa Co. Ltd.	41,987
1,118	Shinsegae, Inc.	228,520
4,439	SK Chemicals Co. Ltd.	292,803
956	SK Gas Co. Ltd.	79,869
38,801	SK Networks Co. Ltd.	230,309
3,564	SKC Co. Ltd.	126,451
8,733	Sungwoo Hitech Co. Ltd.	52,304
11,801	Taeyoung Engineering & Construction Co. Ltd.(a)	90,376
7,676	Tongyang Life Insurance Co. Ltd.	60,704
21,267	Tongyang, Inc.	37,016
66	Young Poong Corp.	65,567
3,068	Youngone Corp.	94,202
383	Yuhan Corp.	69,739

		14,472,372

	Spain—1.9%
17,558	Acerinox SA	252,302
3,863	Almirall SA	37,397
12,681	Applus Services SA	177,273
3,167	Axiare Patrimonio Socimi SA REIT	59,399
5,861	Bolsas y Mercados Espanoles SHMSF SA	201,385
3,620	Cellnex Telecom SA(d)	89,888
7,204	Cia de Distribucion Integral Logista Holdings SA	168,811
4,130	CIE Automotive SA	122,783
2,542	Construcciones y Auxiliar de Ferrocarriles SA	104,682
9,433	Ebro Foods SA	226,977
17,069	EDP Renovaveis SA	141,180
22,486	Ence Energia y Celulosa SA	130,451
6,240	Euskaltel SA(d)	49,984
14,274	Faes Farma SA	48,389
11,247	Fomento de Construcciones y Contratas SA(a)	119,440
3,076	Grupo Catalana Occidente SA	129,468

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Spain (continued)
4,349	Hispania Activos Inmobiliarios SOCIMI SA REIT	$75,008
11,496	Indra Sistemas SA(a)	165,260
14,195	Inmobiliaria Colonial Socimi SA REIT	135,086
164,984	Liberbank SA(a)	76,303
10,086	Mediaset Espana Comunicacion SA	109,648
6,920	Melia Hotels International SA	94,722
10,834	MERLIN Properties SOCIMI SA REIT	142,997
20,225	NH Hotel Group SA	127,937
19,298	Prosegur Cia de Seguridad SA	147,252
79,497	Sacyr SA(a)	204,205
10,514	Siemens Gamesa Renewable Energy SA	152,491
3,254	Tecnicas Reunidas SA	104,738
3,308	Viscofan SA	200,313
7,284	Zardoya Otis SA	78,915

		3,874,684

	Sweden—2.8%
1,620	AAK AB	131,004
3,555	AF AB, Class B	73,250
8,606	Attendo AB(d)	101,204
1,104	Avanza Bank Holding AB	41,605
10,646	Betsson AB	83,547
6,952	Bilia AB, Class A	62,281
12,383	BillerudKorsnas AB	213,143
276	Bonava AB	3,983
5,948	Bonava AB, Class B	86,608
9,897	Bravida Holding AB(d)	67,562
17,456	Castellum AB	280,028
12,952	Cloetta AB, Class B	43,783
7,620	Com Hem Holding AB	114,412
23,277	Dometic Group AB(d)	202,414
20,014	Elekta AB, Class B	192,447
9,847	Fabege AB	207,954
4,481	Fastighets AB Balder, Class B(a)	116,684
3,731	Haldex AB(a)	41,447
8,148	Hemfosa Fastigheter AB	98,981
915	Hemfosa Fastigheter AB (Preference Shares)	19,673
11,505	Hexpol AB, Class B	116,400
5,738	Holmen AB, Class B	282,041
6,327	Hufvudstaden AB, Class A	104,143
31,298	Husqvarna AB, Class B	305,810
5,203	Indutrade AB	144,310
3,813	Intrum Justitia AB(b)	133,631
4,956	Investment AB Latour, Class B	68,848
4,156	JM AB	109,661
49,422	Klovern AB, Class B	66,531
1,239	Klovern AB (Preference Shares)	45,968
17,555	Kungsleden AB	125,291
2,199	L E Lundbergforetagen AB, Class B	171,653
5,780	Lindab International AB	47,638
6,230	Loomis AB, Class B	249,965
2,692	Lundin Petroleum AB(a)	63,314
5,115	Modern Times Group Mortgage AB, Class B	195,147
3,685	Mycronic AB(b)	43,797
9,802	Nibe Industrier AB, Class B	98,057
5,266	Nobia AB	43,213

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Sweden (continued)
3,992	Pandox AB, Class B	$72,766
21,465	Peab AB, Class B	208,322
46,652	Ratos AB, Class B	223,959
3,106	Saab AB, Class B	158,717
40,400	SAS AB(a)(b)	124,986
1,867	SAS AB (Preference Shares)	121,095
2,960	Sweco AB, Class B	63,324
4,004	Thule Group AB(d)	89,580
10,633	Wallenstam AB, Class B	99,322
5,292	Wihlborgs Fastigheter AB	125,666

		5,885,165

	Switzerland—3.1%
965	Allreal Holding AG	161,479
595	Also Holding AG	80,583
2,640	Arbonia AG(a)(b)	46,216
412	Autoneum Holding AG	111,390
225	Banque Cantonale Vaudoise	161,956
114	Barry Callebaut AG	178,068
17	Belimo Holding AG	72,959
1,223	BKW AG	71,530
566	Bucher Industries AG	221,733
251	Burckhardt Compression Holding AG	74,849
1,963	Cembra Money Bank AG	176,056
317	Daetwyler Holding AG-BR	53,236
2,763	DKSH Holding AG	231,867
116	dormakaba Holding AG	114,860
138	Emmi AG	86,250
248	EMS-CHEMIE HOLDING AG	162,713
45,446	Ferrexpo PLC	153,410
727	Flughafen Zurich AG	158,265
66	Forbo Holding AG	99,847
25,314	GAM Holding AG	394,896
911	Huber + Suhner AG	49,352
1,559	Implenia AG	98,610
50,227	IWG PLC	143,670
2,890	Kudelski SA-BR(b)	35,516
5,085	Logitech International SA	181,811
517	Mobimo Holding AG	130,702
14,751	OC Oerlikon Corp. AG	236,774
1,923	Oriflame Holding AG	69,300
1,422	Panalpina Welttransport Holding AG	195,867
499	Partners Group Holding AG	335,904
2,305	PSP Swiss Property AG	203,029
378	Rieter Holding AG	88,471
68	Schweiter Technologies AG-BR	83,499
953	SFS Group AG	113,006
222	Straumann Holding AG	155,119
1,828	Sulzer AG	234,368
3,361	Sunrise Communications Group AG(d)	279,859
364	Tecan Group AG	77,051
860	Temenos Group AG	99,390
1,141	Valiant Holding AG	117,557
380	Valora Holding AG	121,895
2,102	Vifor Pharma AG	270,552
1,075	Vontobel Holding AG	66,918

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Switzerland (continued)
2,467	Wizz Air Holdings PLC(a)(d)	$107,291

		6,307,674

	United Kingdom—9.2%
50,609	AA PLC	115,124
8,858	Acacia Mining PLC	21,209
33,864	Ashmore Group PLC	173,088
105,639	Assura PLC REIT	84,731
10,711	Auto Trader Group PLC(d)	48,716
4,036	AVEVA Group PLC	135,223
10,447	Big Yellow Group PLC REIT	107,863
19,935	Bodycote PLC	248,049
17,792	Bovis Homes Group PLC	277,852
18,887	Brewin Dolphin Holdings PLC	88,586
24,805	Britvic PLC	249,354
17,657	BTG PLC(a)	176,795
44,397	Cairn Energy PLC(a)	124,635
55,737	Capital & Counties Properties PLC	196,809
28,408	Card Factory PLC	118,417
22,358	Chemring Group PLC	51,216
11,956	Cineworld Group PLC	105,503
5,454	Computacenter PLC	72,064
32,224	Countrywide PLC(a)	53,383
3,049	Cranswick PLC	124,707
18,959	Crest Nicholson Holdings PLC	142,626
25,314	Daily Mail & General Trust PLC NV, Class A	233,125
16,495	Dairy Crest Group PLC	133,070
323,799	Debenhams PLC	188,120
2,732	Dechra Pharmaceuticals PLC	74,591
2,770	Dialog Semiconductor PLC(a)	137,628
1,599	Dignity PLC	51,450
5,231	Diploma PLC	74,953
15,796	Domino’s Pizza Group PLC	70,417
8,909	Dunelm Group PLC	86,601
86,423	EI Group PLC(a)	154,360
32,376	Electrocomponents PLC	298,592
39,729	Elementis PLC	149,991
29,889	Essentra PLC	211,157
39,887	esure Group PLC	142,219
32,589	Fenner PLC	149,196
1,540	Fidessa Group PLC	46,545
10,723	Galliford Try PLC	173,723
3,087	Genus PLC	96,377
6,805	Go-Ahead Group PLC	159,950
26,263	Grafton Group PLC	286,855
29,654	Grainger PLC	109,631
28,135	Great Portland Estates PLC REIT	232,204
9,266	Greggs PLC	156,763
34,137	Halfords Group PLC	149,823
15,528	Halma PLC	243,733
73,847	Hansteen Holdings PLC REIT	134,349
6,422	Hargreaves Lansdown PLC	134,915
16,618	Hastings Group Holdings PLC(d)	69,536
4,635	Hill & Smith Holdings PLC	81,370
18,543	HomeServe PLC	210,783
34,539	Howden Joinery Group PLC	188,097
16,918	Hunting PLC(a)	117,611

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
39,266	Indivior PLC(a)	$193,765
39,385	International Personal Finance PLC	105,779
54,841	Interserve PLC(a)	53,163
8,396	J D Wetherspoon PLC	138,811
6,820	Jardine Lloyd Thompson Group PLC	118,008
11,951	JD Sports Fashion PLC	56,752
37,827	Jupiter Fund Management PLC	298,632
8,715	Just Eat PLC(a)	90,270
17,899	KAZ Minerals PLC(a)	193,242
8,778	Keller Group PLC	109,166
12,608	Kier Group PLC	174,125
78,657	Ladbrokes Coral Group PLC	133,073
49,719	Laird PLC	107,620
45,855	LondonMetric Property PLC REIT	107,416
39,709	Lookers PLC	55,368
109,037	Marston’s PLC	154,352
21,713	McCarthy & Stone PLC(d)	46,134
32,052	Merlin Entertainments PLC(d)	161,230
16,008	Micro Focus International PLC	562,270
30,009	Mitchells & Butlers PLC	101,818
87,014	Mitie Group PLC	273,854
29,732	Moneysupermarket.com Group PLC	128,279
25,602	Morgan Advanced Materials PLC	106,754
31,065	N Brown Group PLC	124,253
53,454	National Express Group PLC	260,867
14,394	Newriver REIT PLC REIT	64,015
14,618	Northgate PLC	86,966
19,484	Ocado Group PLC(a)	74,439
80,599	Ophir Energy PLC(a)	69,838
28,459	Pagegroup PLC	176,754
29,542	Paragon Group of Cos. PLC (The)	186,422
42,008	Pets at Home Group PLC	98,237
17,174	Playtech PLC	224,413
11,860	Polypipe Group PLC	64,967
107,743	Premier Foods PLC(a)	56,158
211,789	Premier Oil PLC(a)	191,247
16,862	PZ Cussons PLC	74,005
44,118	QinetiQ Group PLC	143,010
2,142	Rathbone Brothers PLC	72,847
120,009	Redefine International PLC REIT	59,300
12,906	Redrow PLC	111,572
1,658	Renishaw PLC	109,096
30,163	Restaurant Group PLC (The)	121,647
1,306	Rightmove PLC	72,043
54,489	Rotork PLC	190,086
18,619	RPC Group PLC	233,034
15,017	Safestore Holdings PLC REIT	88,781
95,226	Saga PLC	241,656
11,274	Savills PLC	139,682
56,568	Senior PLC	216,570
139,314	Serco Group PLC(a)	215,712
16,981	Shaftesbury PLC REIT	223,244
127,702	SIG PLC	292,529
8,775	Spectris PLC	298,311
4,234	Spirax-Sarco Engineering PLC	317,674
25,338	Spire Healthcare Group PLC(d)	99,933

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
45,194	Sports Direct International PLC(a)	$237,301
29,548	SSP Group PLC	229,544
18,503	St. Modwen Properties PLC	93,542
80,448	Stagecoach Group PLC	178,194
2,440	Supergroup PLC	60,073
17,765	Synthomer PLC	115,549
94,031	TalkTalk Telecom Group PLC	266,594
4,703	Telecom Plus PLC	76,193
11,408	TP ICAP PLC	82,488
42,417	Tritax Big Box REIT PLC REIT	82,971
29,406	UBM PLC	274,715
5,318	Ultra Electronics Holdings PLC	128,812
18,429	Unite Group PLC (The) REIT	172,044
31,705	Vesuvius PLC	247,564
6,209	Victrex PLC	197,721
25,133	Virgin Money Holdings UK PLC	97,389
8,192	WH Smith PLC	222,684
10,314	Workspace Group PLC REIT	121,214
52,393	Worldpay Group PLC(d)	282,476

		19,099,942

	United States—0.3%
33,001	Alacer Gold Corp.(a)	51,456
865,614	REC Silicon ASA(a)(b)	113,202
73,653	Samsonite International SA	307,289
9,881	Tahoe Resources, Inc.	47,446

		519,393

	Total Common Stocks and Other Equity Interests (Cost $161,083,560)	206,641,180

	Rights—0.0%
	Australia—0.0%
3,425	Nufarm Ltd., expiring 11/13/17(a) (Cost $0)	4,464

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $161,083,560)—100.0%	206,645,644

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.4%
3,000,840	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(e)(f) (Cost $3,000,840)	3,000,840

	Total Investments in Securities (Cost $164,084,400)—101.4%	209,646,484
	Other assets less liabilities—(1.4)%	(2,989,608)

	Net Assets-100.0%	$206,656,876

Investment Abbreviations:

ADR—American Depositary Receipt

BR—Bearer Shares

CVA—Dutch Certificates

REIT—Real Estate Investment Trust

RSP—Registered Savings Plan Shares

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2017.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $5,409,294, which represented 2.62% of the Fund's Net Assets.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Schedule of Investments

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.1%
	Brazil—13.6%
969,350	Ambev SA	$6,192,983
290,385	B3 SA—Brasil Bolsa Balcao	2,121,510
267,674	Banco Bradesco SA	2,682,181
1,102,113	Banco Bradesco SA (Preference Shares)	11,683,641
110,400	Banco BTG Pactual SA	742,783
715,858	Banco do Brasil SA	7,536,384
153,000	Banco Santander Brasil SA	1,338,081
176,955	BR Malls Participacoes SA	685,891
68,809	Braskem SA (Preference Shares), Class A	1,101,331
227,200	BRF SA(a)	3,073,227
205,200	CCR SA	1,141,620
126,810	Centrais Eletricas Brasileiras SA(a)	854,742
101,400	Centrais Eletricas Brasileiras SA (Preference Shares), Class B	785,448
121,679	Cia Brasileira de Distribuicao (Preference Shares), Class A(a)	2,834,286
119,092	Cia de Saneamento Basico do Estado de Sao Paulo	1,084,855
89,280	Cia Energetica de Minas Gerais, Class A	199,228
821,423	Cia Energetica de Minas Gerais (Preference Shares)	1,940,972
139,700	Cia Energetica de Sao Paulo (Preference Shares), Class B	555,153
19,100	Cia Paranaense de Energia	125,413
89,908	Cia Paranaense de Energia (Preference Shares), Class B	686,812
381,582	Cia Siderurgica Nacional SA(a)	983,305
216,122	Cielo SA	1,478,537
118,268	CPFL Energia SA	994,198
283,967	Embraer SA	1,360,222
81,054	Engie Brasil Energia SA	887,014
34,300	Equatorial Energia SA	639,583
88,155	Fibria Celulose SA	1,410,437
86,100	Gerdau SA	285,302
573,517	Gerdau SA (Preference Shares)	1,919,700
1,164,017	Itau Unibanco Holding SA (Preference Shares)	14,962,298
640,018	Itausa—Investimentos Itau SA (Preference Shares)	2,050,343
579,282	JBS SA	1,335,163
221,700	Kroton Educacional SA	1,219,186
29,810	Lojas Americanas SA	130,399
103,420	Lojas Americanas SA (Preference Shares)	555,772
107,060	Lojas Renner SA	1,128,412
304,900	Marfrig Global Foods SA(a)	599,296
1,432,000	Metalurgica Gerdau SA (Preference Shares)(a)	2,236,850
85,800	Natura Cosmeticos SA	812,272
2,328,062	Petroleo Brasileiro SA(a)	12,396,974
2,685,247	Petroleo Brasileiro SA (Preference Shares)(a)	13,765,446
12,288	PPLA Participations Ltd.(a)	6,836
170,543	Telefonica Brasil SA (Preference Shares)	2,632,681
350,066	TIM Participacoes SA	1,298,027
141,496	Ultrapar Participacoes SA	3,378,066
651,423	Vale SA	6,392,064
970,627	Vale SA (Preference Shares)	8,824,017

		131,048,941

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Chile—1.1%
7,545,340	Banco de Chile	$1,158,521
21,813,606	Banco Santander Chile	1,716,670
378,561	Cencosud SA	1,134,215
8,242,886	Enel Americas SA	1,774,958
6,386,362	Enel Chile SA	745,145
1,047,030	Enel Generacion Chile SA	913,693
116,323	Latam Airlines Group SA	1,605,258
84,215	S.A.C.I. Falabella	805,165
20,164	Sociedad Quimica y Minera de Chile SA (Preference Shares), Series B	1,205,486

		11,059,111

	China—28.8%
12,418,949	Agricultural Bank of China Ltd., H-Shares	5,841,927
1,787,959	Aluminum Corp. of China Ltd., H-Shares(a)	1,439,204
357,843	Anhui Conch Cement Co. Ltd., H-Shares	1,529,655
35,818,607	Bank of China Ltd., H-Shares	17,859,261
4,145,889	Bank of Communications Co. Ltd., H-Shares	3,124,641
190,329	Beijing Enterprises Holdings Ltd.	1,130,733
3,316,025	China Cinda Asset Management Co. Ltd., H-Shares	1,287,851
3,602,714	China CITIC Bank Corp. Ltd., H-Shares	2,318,135
1,564,638	China Communications Construction Co. Ltd., H-Shares	1,899,193
1,270,506	China Communications Services Corp. Ltd., H-Shares	770,270
40,924,969	China Construction Bank Corp., H-Shares	36,509,239
1,514,788	China Everbright Bank Co. Ltd., H-Shares	714,504
2,404,947	China Evergrande Group(a)	9,263,075
1,393,477	China Life Insurance Co. Ltd., H-Shares	4,608,130
1,029,214	China Longyuan Power Group Corp., H-Shares	762,498
1,391,320	China Merchants Bank Co. Ltd., H-Shares	5,305,413
423,528	China Merchants Port Holdings Co. Ltd.	1,324,577
2,593,772	China Minsheng Banking Corp. Ltd., H-Shares	2,510,059
1,806,910	China Mobile Ltd.	18,145,992
2,704,068	China National Building Material Co. Ltd., H-Shares	2,280,598
760,953	China Oilfield Services Ltd., H-Shares	673,971
1,043,666	China Overseas Land & Investment Ltd.	3,384,443
667,775	China Pacific Insurance (Group) Co. Ltd., H-Shares	3,291,029
15,790,202	China Petroleum & Chemical Corp. (Sinopec), H-Shares	11,597,049
2,121,258	China Power International Development Ltd.	674,296
1,058,133	China Railway Construction Corp. Ltd., H-Shares	1,327,786
1,803,474	China Railway Group Ltd., H-Shares	1,449,381
731,735	China Resources Beer Holdings Co. Ltd.	2,110,287
834,114	China Resources Land Ltd.	2,485,728
835,653	China Resources Power Holdings Co. Ltd.	1,606,654
1,802,817	China Shenhua Energy Co. Ltd., H-Shares	4,307,276
594,016	China Taiping Insurance Holdings Co. Ltd.	1,956,755
8,202,403	China Telecom Corp. Ltd., H-Shares	4,110,769
3,629,115	China Unicom Hong Kong Ltd.(a)	5,154,015
368,875	China Vanke Co. Ltd., H-Shares	1,312,041

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
1,095,910	Chongqing Rural Commercial Bank Co. Ltd., H-Shares	$744,485
1,332,905	CITIC Ltd.	1,951,059
517,513	CITIC Securities Co. Ltd., H-Shares	1,148,879
9,749,616	CNOOC Ltd.	13,271,415
2,383,587	Country Garden Holdings Co. Ltd.	3,776,197
673,504	CRRC Corp. Ltd., H-Shares	663,853
1,279,570	Dongfeng Motor Group Co. Ltd., H-Shares	1,754,903
176,792	ENN Energy Holdings Ltd.	1,296,176
705,338	Fosun International Ltd.	1,748,473
6,866,496	GCL-Poly Energy Holdings Ltd.(a)	1,179,357
482,838	Geely Automobile Holdings Ltd.	1,494,596
289,476	GF Securities Co. Ltd., H-Shares	616,664
6,436,604	Gome Retail Holdings Ltd.	825,015
682,806	Great Wall Motor Co. Ltd., H-Shares	860,312
550,473	Guangdong Investment Ltd.	797,296
782,294	Guangzhou R&F Properties Co. Ltd., H-Shares	1,666,503
610,041	Haitong Securities Co. Ltd., H-Shares	964,893
127,640	Hengan International Group Co. Ltd.	1,258,109
2,570,505	Huaneng Power International, Inc., H-Shares	1,719,864
35,084,242	Industrial & Commercial Bank of China Ltd., H-Shares	27,836,071
620,200	Inner Mongolia Yitai Coal Co. Ltd., Class B	833,549
642,195	Jiangxi Copper Co. Ltd., H-Shares	1,023,982
312,122	Kingboard Chemical Holdings Ltd.	1,850,296
1,250,586	Kunlun Energy Co. Ltd.	1,158,930
5,658,444	Lenovo Group Ltd.	3,278,239
590,341	Longfor Properties Co. Ltd.	1,378,658
170,029	New China Life Insurance Co. Ltd., H-Shares	1,062,436
3,448,587	People’s Insurance Co. Group of China Ltd. (The), H-Shares	1,639,911
10,796,584	PetroChina Co. Ltd., H-Shares	7,043,838
1,821,722	PICC Property & Casualty Co. Ltd., H-Shares	3,609,913
1,118,793	Ping An Insurance Group Co. of China Ltd., H-Shares	9,823,031
1,929,307	Postal Savings Bank of China Co. Ltd., H-Shares(b)	1,164,736
262,161	Shanghai Industrial Holdings Ltd.	804,783
525,250	Shimao Property Holdings Ltd.	1,100,078
342,367	Sinopharm Group Co. Ltd., H-Shares	1,531,519
679,235	Sunac China Holdings Ltd.	3,456,334
145,935	Tencent Holdings Ltd.	6,543,113
750,994	Weichai Power Co. Ltd., H-Shares	933,713
853,552	Yanzhou Coal Mining Co. Ltd., H-Shares	851,167

		278,728,781

	Hong Kong—0.2%
352,742	Haier Electronics Group Co. Ltd.	929,125
1,114,463	Skyworth Digital Holdings Ltd.	512,820

		1,441,945

	India—7.9%
55,181	Axis Bank Ltd. GDR(b)	2,198,963
19,644	GAIL India Ltd. GDR(b)	865,318
290,546	ICICI Bank Ltd. ADR	2,658,496
440,524	Infosys Ltd. ADR	6,541,781

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	India (continued)
607,862	iShares MSCI India ETF	$21,424,096
66,552	Larsen & Toubro Ltd. GDR(b)	1,241,195
60,380	Mahindra & Mahindra Ltd. GDR(b)	1,258,923
357,567	PowerShares India Portfolio(c)	9,171,594
503,519	Reliance Industries Ltd. GDR(b)	14,450,995
88,859	State Bank of India GDR(b)	4,198,588
97,190	Tata Motors Ltd. ADR(a)	3,183,944
356,317	Tata Steel Ltd. GDR(b)	3,794,776
180,021	Vedanta Ltd. ADR	3,708,433
380,188	Wipro Ltd. ADR	2,037,808

		76,734,910

	Indonesia—1.9%
5,317,480	PT Adaro Energy Tbk	715,532
4,455,493	PT Astra International Tbk	2,628,125
1,483,334	PT Bank Central Asia Tbk	2,285,838
4,505,568	PT Bank Mandiri Persero Tbk	2,342,065
2,106,627	PT Bank Negara Indonesia Persero Tbk	1,180,488
2,622,483	PT Bank Rakyat Indonesia Persero Tbk	3,016,460
1,234,458	PT Indofood Sukses Makmur Tbk	746,363
5,233,709	PT Perusahaan Gas Negara Persero Tbk	710,048
10,935,175	PT Telekomunikasi Indonesia Persero Tbk	3,249,309
498,717	PT United Tractors Tbk	1,275,061

		18,149,289

	Malaysia—2.6%
714,900	Axiata Group Bhd	910,195
2,219,100	CIMB Group Holdings Bhd	3,218,442
886,900	DiGi.com Bhd	1,047,479
419,700	Genting Bhd	897,197
669,400	Genting Malaysia Bhd	795,342
613,800	IOI Corp. Bhd	646,640
143,000	Kuala Lumpur Kepong Bhd	830,944
1,310,500	Malayan Banking Bhd	2,863,381
763,800	Petronas Chemicals Group Bhd	1,329,681
172,300	Petronas Gas Bhd	734,213
765,200	Public Bank Bhd	3,698,120
1,884,400	Sapura Energy Bhd	712,186
1,398,100	Sime Darby Bhd	3,038,271
1,191,700	Tenaga Nasional Bhd	4,222,393

		24,944,484

	Mexico—4.5%
1,415,092	Alfa SAB de CV, Class A	1,481,648
16,078,838	America Movil SAB de CV, Series L	13,901,751
5,845,757	Cemex SAB de CV, Series CPO(a)(d)	4,760,884
142,911	Coca-Cola Femsa SAB de CV, Series L	967,494
794,906	Fibra Uno Administracion SA de CV REIT	1,253,633
522,106	Fomento Economico Mexicano SAB de CV	4,567,890
343,421	Grupo Bimbo SAB de CV, Series A	795,621
603,454	Grupo Financiero Banorte SAB de CV, Class O	3,589,132
532,804	Grupo Financiero Inbursa SAB de CV, Class O	917,703
795,453	Grupo Financiero Santander Mexico SAB de CV, Series B	1,342,647
1,017,495	Grupo Mexico SAB de CV, Series B	3,315,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Mexico (continued)
493,096	Grupo Televisa SAB, Series CPO(e)	$2,163,356
30,943	Industrias Penoles SAB de CV	720,899
370,223	Mexichem SAB de CV	955,252
1,321,710	Wal-Mart de Mexico SAB de CV	2,959,818

		43,693,453

	Poland—2.4%
69,990	Bank Pekao SA	2,286,934
297,003	Energa SA	1,032,493
101,140	KGHM Polska Miedz SA	3,417,333
477,456	PGE Polska Grupa Energetyczna SA(a)	1,712,299
160,149	Polski Koncern Naftowy Orlen SA	5,664,201
580,155	Polskie Gornictwo Naftowe i Gazownictwo SA	1,066,611
305,096	Powszechna Kasa Oszczednosci Bank Polski SA(a)	3,248,958
309,186	Powszechny Zaklad Ubezpieczen SA	3,991,799
882,431	Tauron Polska Energia SA(a)	853,610

		23,274,238

	Russia—9.1%
5,671,172	Gazprom PJSC ADR	24,354,848
345,604	LUKOIL PJSC ADR	18,351,572
57,697	Magnit PJSC GDR(b)	1,632,825
76,833	MegaFon PJSC GDR(b)	802,905
179,814	MMC Norilsk Nickel PJSC ADR	3,308,578
384,700	Mobile TeleSystems PJSC ADR	4,081,667
16,385	Novatek PJSC GDR(b)	1,869,528
743,532	Rosneft Oil Co. PJSC GDR(b)	4,074,555
503,100	RusHydro PJSC ADR	674,154
1,021,940	Sberbank of Russia PJSC ADR	14,664,839
77,663	Severstal PJSC GDR(b)	1,184,361
111,964	Sistema PJSC FC GDR(b)	526,231
980,605	Surgutneftegas OJSC ADR	4,899,103
102,086	Tatneft PJSC ADR	4,593,870
1,581,080	VTB Bank PJSC GDR(b)	3,272,836

		88,291,872

	South Africa—7.9%
144,104	AngloGold Ashanti Ltd.	1,328,106
41,370	Aspen Pharmacare Holdings Ltd.	934,546
233,767	Barclays Africa Group Ltd.	2,316,634
134,662	Barloworld Ltd.	1,269,558
93,596	Bid Corp. Ltd.	2,058,401
75,561	Bidvest Group Ltd. (The)	916,377
124,115	Brait SE(a)	464,293
80,471	Exxaro Resources Ltd.	818,068
878,501	FirstRand Ltd.	3,183,819
56,132	Foschini Group Ltd. (The)	537,851
584,376	Gold Fields Ltd.	2,332,338
760,633	Growthpoint Properties Ltd. REIT	1,318,350
417,372	Impala Platinum Holdings Ltd.(a)	1,157,559
101,559	Imperial Holdings Ltd.	1,455,239
105,055	Investec Ltd.	716,450
59,876	Kumba Iron Ore Ltd.	1,151,685
319,544	Life Healthcare Group Holdings Ltd.	592,031
440,733	MMI Holdings Ltd.	585,930
28,539	Mondi Ltd.	684,452
53,048	Mr Price Group Ltd.	657,414

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Africa (continued)
1,100,574	MTN Group Ltd.	$9,554,846
31,209	Naspers Ltd., Class N	7,602,935
88,305	Nedbank Group Ltd.	1,294,921
358,213	Netcare Ltd.	630,490
126,028	Pick n Pay Stores Ltd.	528,487
1,078,782	Redefine Properties Ltd. REIT	809,396
89,992	Remgro Ltd.	1,361,852
528,355	Sanlam Ltd.	2,641,541
228,743	Sappi Ltd.	1,531,828
329,779	Sasol Ltd.	9,646,932
117,417	Shoprite Holdings Ltd.	1,680,227
502,067	Sibanye Gold Ltd.	650,073
67,076	SPAR Group Ltd. (The)	789,093
534,986	Standard Bank Group Ltd.	6,204,381
489,616	Steinhoff International Holdings NV	2,126,214
139,005	Telkom SA SOC Ltd.	520,584
31,580	Tiger Brands Ltd.	862,009
129,512	Truworths International Ltd.	690,181
185,376	Vodacom Group Ltd.	2,013,525
235,299	Woolworths Holdings Ltd.	937,619

		76,556,235

	Taiwan—14.0%
2,160,000	Advanced Semiconductor Engineering, Inc.	2,603,359
150,738	Asustek Computer, Inc.	1,304,485
7,869,000	AU Optronics Corp.	3,222,273
188,000	Catcher Technology Co. Ltd.	1,994,728
2,616,440	Cathay Financial Holding Co. Ltd.	4,320,321
554,894	Cheng Shin Rubber Industry Co. Ltd.	1,094,720
1,297,016	China Life Insurance Co. Ltd.	1,225,649
2,691,360	China Steel Corp.	2,190,782
1,206,000	Chunghwa Telecom Co. Ltd.	4,118,702
1,401,054	Compal Electronics, Inc.	1,031,297
4,925,838	CTBC Financial Holding Co. Ltd.	3,152,197
440,506	Delta Electronics, Inc.	2,117,852
1,905,181	E.Sun Financial Holding Co. Ltd.	1,159,173
464,000	Far EasTone Telecommunications Co. Ltd.	1,089,249
2,437,506	First Financial Holding Co. Ltd.	1,571,959
933,920	Formosa Chemicals & Fibre Corp.	2,836,488
279,000	Formosa Petrochemical Corp.	975,961
948,280	Formosa Plastics Corp.	2,889,535
306,102	Foxconn Technology Co. Ltd.	975,361
2,398,928	Fubon Financial Holding Co. Ltd.	3,821,963
4,675,330	Hon Hai Precision Industry Co. Ltd.	17,362,256
753,233	HTC Corp.(a)	1,688,309
8,698,490	Innolux Corp.	3,807,095
1,332,000	Inventec Corp.	1,033,465
6,000	Largan Precision Co. Ltd.	1,136,955
647,313	Lite-On Technology Corp.	913,250
524,091	MediaTek, Inc.	5,951,729
2,496,080	Mega Financial Holding Co. Ltd.	1,961,475
1,168,940	Nan Ya Plastics Corp.	2,883,640
207,000	Novatek Microelectronics Corp.	765,281
1,122,106	Pegatron Corp.	2,902,046
551,740	Pou Chen Corp.	695,175
244,200	Powertech Technology, Inc.	763,542
120,000	President Chain Store Corp.	1,078,267
878,000	Quanta Computer, Inc.	2,066,944

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Taiwan (continued)
344,000	Radiant Opto-Electronics Corp.	$764,204
3,480,908	Shin Kong Financial Holding Co. Ltd.	1,113,771
480,000	Siliconware Precision Industries Co. Ltd.	760,755
2,209,702	Taishin Financial Holding Co. Ltd.	967,127
846,089	Taiwan Cement Corp.	939,803
387,400	Taiwan Mobile Co. Ltd.	1,380,842
3,604,000	Taiwan Semiconductor Manufacturing Co. Ltd.	29,038,015
1,549,000	Tatung Co. Ltd.(a)	713,908
318,000	TPK Holding Co. Ltd.(a)	1,049,122
1,449,941	Uni-President Enterprises Corp.	3,028,773
3,830,000	United Microelectronics Corp.	1,968,368
1,378,000	Walsin Lihwa Corp.	703,632
2,206,449	Wistron Corp.	1,839,957
602,000	WPG Holdings Ltd.	824,370
2,646,671	Yuanta Financial Holding Co. Ltd.	1,175,928

		134,974,058

	Thailand—3.7%
424,985	Advanced Info Service PCL NVDR	2,488,247
752,936	Bangchak Corp. PCL NVDR	946,270
109,243	Bangkok Bank PCL (Foreign Shares)	660,983
82,495	Bangkok Bank PCL NVDR	479,276
2,003,073	Banpu PCL NVDR	1,055,201
1,724,604	Charoen Pokphand Foods PCL NVDR	1,349,780
756,988	CP ALL PCL NVDR	1,595,098
5,815,707	IRPC PCL NVDR	1,129,178
278,096	Kasikornbank PCL NVDR	1,841,695
2,584,724	Krung Thai Bank PCL NVDR	1,416,074
778,529	PTT Exploration & Production PCL NVDR	2,021,316
1,012,528	PTT Global Chemical PCL NVDR	2,438,358
794,357	PTT PCL NVDR	10,043,045
103,976	Siam Cement PCL (The) NVDR	1,533,662
756,618	Siam Commercial Bank PCL (The) NVDR	3,336,681
531,905	Thai Oil PCL NVDR	1,633,182
533,341	Thanachart Capital PCL NVDR	879,001
617,596	Total Access Communication PCL NVDR(a)	989,975

		35,837,022

	Turkey—2.4%
911,668	Akbank Turk AS	2,403,708
57,571	BIM Birlesik Magazalar AS	1,172,938
647,804	Eregli Demir ve Celik Fabrikalari TAS	1,518,604
548,442	Haci Omer Sabanci Holding AS	1,522,587
369,656	KOC Holding AS	1,651,332
84,305	Tupras Turkiye Petrol Rafinerileri AS	3,031,076
585,885	Turk Hava Yollari AO(a)	1,601,846
386,968	Turk Telekomunikasyon AS(a)	657,424
370,171	Turkcell Iletisim Hizmetleri AS	1,381,603
982,160	Turkiye Garanti Bankasi AS	2,698,220
507,962	Turkiye Halk Bankasi AS	1,479,780
894,138	Turkiye Is Bankasi AS, Class C	1,681,565
727,109	Turkiye Vakiflar Bankasi TAO, Class D	1,212,311
617,200	Yapi ve Kredi Bankasi AS(a)	747,816

		22,760,810

	Total Common Stocks and Other Equity Interests (Cost $821,444,156)	967,495,149

Number of Shares		Value
	Rights—0.0%
	Brazil—0.0%
129,630	Cia Energetica de Minas Gerais, expiring 11/29/17(a)	$45,966
14,089	Cia Energetica de Minas Gerais, expiring 11/29/17(a)	4,134

		50,100

	Taiwan—0.0%
67,465	CTBC Financial Holding Co. Ltd., expiring 12/15/17(a)(f)	0

	Total Rights (Cost $0)	50,100

	Money Market Fund—0.0%
163,552	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(g) (Cost $163,552)	163,552

	Total Investments in Securities (Cost $821,607,708)—100.1%	967,708,801
	Other assets less liabilities—(0.1)%	(507,719)

	Net Assets—100.0%	$967,201,082

Investment Abbreviations:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

GDR—Global Depositary Receipt

NVDR—Non-voting Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $42,536,735, which represented 4.40% of the Fund’s Net Assets.
(c)	Affiliated company. The Fund’s Adviser also serves as the adviser for the PowerShares India Portfolio and therefore, PowerShares India Portfolio is considered to be affiliated with the Fund. See Note 4.
(d)	Each CPO for Cemex SAB de CV represents two Series A shares and one Series B share.
(e)	Each CPO for Grupo Televisa SAB represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(g)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Schedule of Investments

PowerShares Global Agriculture Portfolio (PAGG)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.2%
	Australia—3.6%
49,589	Costa Group Holdings Ltd.	$236,119
45,331	GrainCorp Ltd., Class A	295,439
42,659	Nufarm Ltd.	296,996

		828,554

	Brazil—0.3%
11,000	SLC Agricola SA	73,976

	Canada—8.5%
99,611	Potash Corp. of Saskatchewan, Inc.	1,940,293

	Chile—4.6%
17,612	Sociedad Quimica y Minera de Chile SA (Preference Shares), Series B	1,052,917

	China—1.4%
495,909	China Agri-Industries Holdings Ltd.	242,176
394,635	Sinofert Holdings Ltd.(a)	69,804

		311,980

	Germany—3.9%
36,268	K+S AG(b)	879,653

	Hong Kong—0.5%
1,463,680	C.P. Pokphand Co. Ltd.	118,193

	Indonesia—4.8%
1,547,875	Golden Agri-Resources Ltd.	448,775
86,688	PT Astra Agro Lestari Tbk	93,160
1,624,049	PT Charoen Pokphand Indonesia Tbk	395,160
4,399,491	PT Eagle High Plantations Tbk(a)	79,150
629,621	PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	70,100

		1,086,345

	Ireland—0.7%
19,059	Origin Enterprises PLC	150,979

	Israel—2.9%
117,105	Israel Chemicals Ltd.	488,312
918	Israel Corp. Ltd. (The)(a)	171,292

		659,604

	Japan—2.2%
6,192	Hokuto Corp.	107,787
21,262	Kumiai Chemical Industry Co. Ltd.(b)	144,079
8,484	Sakata Seed Corp.	255,722

		507,588

	Malaysia—5.9%
336,700	Felda Global Ventures Holdings Bhd	151,907
57,900	Genting Plantations Bhd	146,066
494,990	IOI Corp. Bhd	521,473
79,274	Kuala Lumpur Kepong Bhd	460,645
10,800	United Plantations Bhd	69,951

		1,350,042

	Netherlands—1.7%
16,095	OCI NV(a)	381,841

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Norway—4.4%
21,166	Yara International ASA	$1,003,211

	Russia—3.8%
62,103	PhosAgro PJSC GDR(c)	853,916

	Singapore—4.4%
89,189	First Resources Ltd.	128,965
353,130	Wilmar International Ltd.	878,678

		1,007,643

	Taiwan—1.0%
167,099	Taiwan Fertilizer Co. Ltd.	218,296

	United Kingdom—1.4%
884,040	Sirius Minerals PLC(a)	314,622

	United States—44.2%
4,492	American Vanguard Corp.	101,070
41,783	Archer-Daniels-Midland Co.	1,707,671
21,724	Bunge Ltd.	1,494,177
29,777	CF Industries Holdings, Inc.	1,130,930
23,720	Darling Ingredients, Inc.(a)	432,890
20,024	FMC Corp.	1,859,429
5,752	Fresh Del Monte Produce, Inc.	256,022
11,218	Ingredion, Inc.	1,406,176
43,205	Mosaic Co. (The)	965,200
7,100	Scotts Miracle-Gro Co. (The)	707,302

		10,060,867

	Total Common Stocks and Other Equity Interests (Cost $23,920,915)	22,800,520

	Rights—0.1%
	Australia—0.1%
9,479	Nufarm Ltd., expiring 11/13/17(a) (Cost $0)	12,356

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $23,920,915)—100.3%	22,812,876

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—3.5%
800,560	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(d)(e) (Cost $800,560)	800,560

	Total Investments in Securities (Cost $24,721,475)—103.8%	23,613,436
	Other assets less liabilities—(3.8)%	(867,724)

	Net Assets—100.0%	$22,745,712

Investment Abbreviations:

GDR—Global Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

PowerShares Global Agriculture Portfolio (PAGG) (continued)

October 31, 2017

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2017.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2017 represented 3.75% of the Fund’s Net Assets.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Schedule of Investments

PowerShares Global Clean Energy Portfolio (PBD)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.8%
	Austria—0.8%
20,170	Verbund AG	$490,266

	Canada—5.8%
44,146	Ballard Power Systems, Inc.(a)	220,884
60,698	Boralex, Inc., Class A	1,079,201
44,140	Canadian Solar, Inc.(a)(b)	777,306
38,786	Innergex Renewable Energy, Inc.	423,935
94,599	TransAlta Renewables, Inc.	1,020,768

		3,522,094

	China—14.7%
120,921	BYD Co. Ltd., H-Shares	1,059,365
450,876	China Everbright International Ltd.	635,704
1,423,822	China Longyuan Power Group Corp., H-Shares	1,054,845
569,386	China Power Clean Energy Development Co. Ltd.	340,823
585,081	China Singyes Solar Technologies Holdings Ltd.	209,981
2,178,945	China Titans Energy Technology Group Co. Ltd.(a)	293,252
5,588,072	GCL-Poly Energy Holdings Ltd.(a)	959,781
3,275,211	Huaneng Renewables Corp. Ltd., H-Shares	1,125,069
26,900	JA Solar Holdings Co. Ltd. ADR(a)(b)	200,405
8,037	JinkoSolar Holding Co. Ltd. ADR(a)(b)	214,025
59,584	Kandi Technologies Group, Inc.(a)(b)	434,963
3,763,054	Shunfeng International Clean Energy Ltd.(a)	250,812
608,965	Wasion Group Holdings Ltd.	312,998
849,288	Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares	1,075,517
2,056,280	Xinyi Solar Holdings Ltd.	711,625

		8,879,165

	Denmark—4.5%
10,924	Novozymes A/S, Class B	603,354
18,848	Orsted A/S(c)	1,056,357
12,068	Vestas Wind Systems A/S	1,064,612

		2,724,323

	Finland—0.4%
32,995	Caverion Oyj(a)	249,844

	France—0.3%
7,316	Albioma SA	174,376

	Germany—5.7%
27,271	Capital Stage AG	199,639
12,838	Cropenergies AG	136,096
88,576	Nordex SE(a)(b)	915,678
13,190	OSRAM Licht AG	1,009,219
21,649	Senvion SA(a)	288,895
17,786	SMA Solar Technology AG(b)	824,544
10,313	VERBIO Vereinigte BioEnergie AG	97,002

		3,471,073

	Guernsey—1.7%
705,993	Renewables Infrastructure Group Ltd. (The)	1,020,963

	Hong Kong—5.6%
1,047,960	Canvest Environmental Protection Group Co. Ltd.(c)	584,304

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong (continued)
1,020,236	China High Speed Transmission Equipment Group Co. Ltd.	$1,111,539
20,760,945	FDG Electric Vehicles Ltd.(a)	904,755
5,371,563	Panda Green Energy Group Ltd.(a)	812,434

		3,413,032

	Ireland—1.8%
26,513	Kingspan Group PLC	1,108,819

	Japan—6.1%
16,900	eRex Co. Ltd.	166,576
197,194	GS Yuasa Corp.	983,974
285,335	Meidensha Corp.	1,119,946
6,677	Odelic Co. Ltd.	296,155
47,339	Takuma Co. Ltd.	579,916
14,839	Tanaka Chemical Corp.(a)(b)	342,539
29,961	West Holdings Corp.(b)	196,435

		3,685,541

	Netherlands—1.7%
27,197	Philips Lighting NV(c)	1,030,494

	New Zealand—1.4%
113,295	Contact Energy Ltd.	446,273
187,360	Mercury NZ Ltd.	422,275

		868,548

	Norway—0.4%
625,828	NEL ASA(a)(b)	213,405

	Philippines—0.7%
3,856,718	Energy Development Corp.	431,056

	Spain—6.7%
35,650	Atlantica Yield PLC	797,847
124,319	EDP Renovaveis SA	1,028,261
93,584	Saeta Yield SA	1,045,399
81,064	Siemens Gamesa Renewable Energy SA	1,175,722

		4,047,229

	Sweden—1.8%
107,455	Nibe Industrier AB, Class B	1,074,961

	Switzerland—2.1%
2,241	Credit Suisse Real Estate Fund Green Property	285,071
512,015	Meyer Burger Technology AG(a)(b)	955,405

		1,240,476

	Taiwan—5.7%
313,000	Advanced Lithium Electrochemistry Cayman Co. Ltd.(a)	282,286
832,131	Epistar Corp.(a)	1,346,441
196,000	Everlight Electronics Co. Ltd.	299,269
24,000	Gigasolar Materials Corp.	216,847
260,000	Motech Industries, Inc.(a)	203,021
427,241	Neo Solar Power Corp.(a)	216,741
320,000	Sino-American Silicon Products, Inc.	891,261

		3,455,866

	Thailand—2.6%
489,766	Energy Absolute PCL NVDR	637,640

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

PowerShares Global Clean Energy Portfolio (PBD) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Thailand (continued)
324,634	SPCG PCL NVDR	$244,306
17,756,282	Superblock PCL NVDR(a)	668,132

		1,550,078

	United Kingdom—2.6%
30,592	Dialight PLC(a)	260,810
135,410	Drax Group PLC	499,534
116,632	GCP Infrastructure Investments Ltd.	190,040
178,907	Greencoat UK Wind PLC	286,283
28,831	Ricardo PLC	313,181

		1,549,848

	United States—26.7%
6,414	Acuity Brands, Inc.	1,072,421
39,723	Ameresco, Inc., Class A(a)	305,867
40,595	Cree, Inc.(a)	1,449,241
15,103	First Solar, Inc.(a)	827,946
28,000	Green Plains, Inc.	515,200
44,132	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	1,061,816
14,125	Itron, Inc.(a)	1,103,869
45,973	LSI Industries, Inc.	319,512
58,458	Maxwell Technologies, Inc.(a)(b)	281,768
54,118	NRG Yield, Inc., Class C	1,006,595
7,926	Ormat Technologies, Inc.	514,635
41,548	Pattern Energy Group, Inc.	958,512
85,702	Plug Power, Inc.(a)(b)	244,251
1,517,257	REC Silicon ASA(a)	198,422
12,195	Renewable Energy Group, Inc.(a)	147,559
26,418	SolarEdge Technologies, Inc.(a)	867,831
99,580	SunPower Corp.(a)(b)	709,010
38,977	Sunrun, Inc.(a)(b)	223,728
39,874	TerraForm Power, Inc., Class A(b)	535,508
3,083	Tesla, Inc.(a)	1,022,107
14,076	TPI Composites, Inc.(a)	352,604
8,512	Universal Display Corp.	1,247,008
54,126	Veeco Instruments, Inc.(a)	976,974
61,300	Vivint Solar, Inc.(a)(b)	229,875

		16,172,259

	Total Common Stocks and Other Equity Interests (Cost $48,308,616)	60,373,716

	Rights—0.0%
	Switzerland—0.0%
2,241	Credit Suisse Real Estate Fund Green Property, expiring 11/10/17(a) (Cost $0)	1,866

	Money Market Fund—0.0%
29,139	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(d) (Cost $29,139)	29,139

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $48,337,755)—99.8%	60,404,721

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—11.5%
6,913,208	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(d)(e) (Cost $6,913,208)	$6,913,208

	Total Investments in Securities (Cost $55,250,963)—111.3%	67,317,929
	Other assets less liabilities—(11.3)%	(6,818,713)

	Net Assets—100.0%	$60,499,216

Investment Abbreviations:

ADR—American Depositary Receipt

NVDR—Non-voting Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2017.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $2,671,155, which represented 4.42% of the Fund’s Net Assets.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Schedule of Investments

PowerShares Global Gold and Precious Metals Portfolio (PSAU)

October 31, 2017

Number of Shares		Value
	Common Stocks—100.1%
	Australia—14.1%
233,544	Evolution Mining Ltd.	$422,605
127,601	Newcrest Mining Ltd.	2,192,551
115,755	Northern Star Resources Ltd.	463,302
118,306	OceanaGold Corp.	317,539
37,579	Orocobre Ltd.(a)	139,458
96,473	Regis Resources Ltd.	287,746
141,453	Resolute Mining Ltd.	111,713
146,168	Saracen Mineral Holdings Ltd.(a)	163,068
86,696	St. Barbara Ltd.	192,775

		4,290,757

	Canada—50.4%
26,235	Agnico Eagle Mines Ltd.	1,172,241
57,657	Alamos Gold, Inc., Class A	365,416
159,402	B2Gold Corp.(a)	405,584
149,334	Barrick Gold Corp.	2,159,325
40,814	Centerra Gold, Inc.(a)	277,349
33,531	Detour Gold Corp.(a)	357,654
152,398	Eldorado Gold Corp.	191,517
31,774	First Majestic Silver Corp.(a)(b)	214,193
30,605	Fortuna Silver Mines, Inc.(a)	128,916
26,536	Franco-Nevada Corp.	2,110,364
155,060	Goldcorp, Inc.	2,026,810
33,212	Guyana Goldfields, Inc.(a)	118,513
80,273	IAMGOLD Corp.(a)	440,876
227,371	Kinross Gold Corp.(a)	899,536
32,935	Kirkland Lake Gold Ltd.	386,554
13,647	MAG Silver Corp.(a)	145,564
110,586	New Gold, Inc.(a)	366,304
41,370	NovaGold Resources, Inc.(a)(b)	168,805
30,126	Osisko Gold Royalties Ltd.	379,525
27,634	Pan American Silver Corp.	451,885
31,343	Premier Gold Mines Ltd.(a)	83,396
33,642	Sandstorm Gold Ltd.(a)	145,101
62,355	SEMAFO, Inc.(a)	156,722
22,949	SSR Mining, Inc.(a)	220,571
15,317	Torex Gold Resources, Inc.(a)	211,380
64,734	Wheaton Precious Metals Corp.	1,344,294
169,259	Yamana Gold, Inc.	439,855

		15,368,250

	China—1.9%
46,413	China Gold International Resources Corp. Ltd.(a)(b)	72,008
173,319	Zhaojin Mining Industry Co. Ltd., H-Shares	142,400
1,101,500	Zijin Mining Group Co. Ltd., H-Shares	381,201

		595,609

	Japan—0.5%
6,950	Asahi Holdings, Inc.	150,340

	Jersey Island—5.8%
210,072	Centamin PLC	388,599
43,071	Highland Gold Mining Ltd.	81,647
13,142	Randgold Resources Ltd.	1,290,570

		1,760,816

	Mexico—2.0%
35,359	Fresnillo PLC	611,354

Number of Shares		Value
	Common Stocks (continued)
	Monaco—0.8%
12,963	Endeavour Mining Corp.(a)	$230,581

	Peru—0.3%
32,128	Hochschild Mining PLC	94,032

	Russia—1.5%
38,799	Polymetal International PLC	450,570

	South Africa—8.5%
11,386	Anglo American Platinum Ltd.(a)	316,831
66,048	AngloGold Ashanti Ltd.	608,718
115,104	Gold Fields Ltd.	459,399
55,734	Harmony Gold Mining Co. Ltd.	95,339
94,488	Impala Platinum Holdings Ltd.(a)	262,057
83,168	Northam Platinum Ltd.(a)	309,529
416,179	Sibanye Gold Ltd.	538,866

		2,590,739

	Turkey—0.2%
8,782	Koza Altin Isletmeleri AS(a)	76,056

	United Kingdom—0.2%
28,626	Acacia Mining PLC	68,539

	United States—13.9%
56,219	Alacer Gold Corp.(a)	87,658
29,952	Coeur Mining, Inc.(a)	227,336
65,862	Hecla Mining Co.	310,868
69,868	Newmont Mining Corp.	2,526,427
9,655	Royal Gold, Inc.	812,082
60,031	Tahoe Resources, Inc.	288,257

		4,252,628

	Total Common Stocks (Cost $35,353,539)	30,540,271

	Money Market Fund—0.0%
1,427	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(c) (Cost $1,427)	1,427

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $35,354,966)—100.1%	30,541,698

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.0%
315,008	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(c)(d) (Cost $315,008)	315,008

	Total Investments in Securities (Cost $35,669,974)—101.1%	30,856,706
	Other assets less liabilities—(1.1)%	(335,313)

	Net Assets—100.0%	$30,521,393

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

PowerShares Global Gold and Precious Metals Portfolio (PSAU) (continued)

October 31, 2017

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2017.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Schedule of Investments

PowerShares Global Water Portfolio (PIO)

October 31, 2017

Number of Shares		Value
	Common Stocks—99.8%
	Brazil—2.1%
466,541	Cia de Saneamento Basico do Estado de Sao Paulo	$4,249,903

	Canada—0.7%
12,440	Pure Technologies Ltd.	51,628
45,933	Stantec, Inc.	1,313,390

		1,365,018

	Cayman Islands—0.1%
16,736	Consolidated Water Co. Ltd.	205,853

	China—4.3%
5,869,422	Beijing Enterprises Water Group Ltd.	4,927,672
275,004	China Everbright Water Ltd.	97,899
3,298,128	CT Environmental Group Ltd.	507,287
2,154,918	Guangdong Investment Ltd.	3,121,148

		8,654,006

	Finland—0.6%
60,880	Uponor Oyj	1,226,244

	France—10.0%
372,833	Suez	6,558,410
566,645	Veolia Environnement SA	13,426,699

		19,985,109

	Hong Kong—0.5%
1,263,839	China Water Affairs Group Ltd.	920,122

	Italy—1.5%
41,685	ACEA SpA	678,882
696,286	Hera SpA	2,240,364

		2,919,246

	Japan—4.9%
95,504	Kurita Water Industries Ltd.	3,017,331
10,517	METAWATER Co. Ltd.	278,590
10,249	Torishima Pump Manufacturing Co. Ltd.	105,981
133,382	TOTO Ltd.	6,491,265

		9,893,167

	Netherlands—3.3%
100,350	Aalberts Industries NV	4,950,246
74,676	Arcadis NV	1,726,827

		6,677,073

	Singapore—0.1%
523,648	SIIC Enviornment Holdings Ltd.	203,709

	South Korea—1.7%
39,977	Coway Co. Ltd.	3,471,917

	Spain—2.2%
53,780	Acciona SA	4,455,113

	Switzerland—14.0%
185,025	Ferguson PLC	12,936,320
33,607	Geberit AG	15,225,643

		28,161,963

	Taiwan—0.1%
98,000	Forest Water Environment Engineering Co. Ltd.	192,364

Number of Shares		Value
	Common Stocks (continued)
	United Kingdom—14.9%
218,539	Halma PLC	$3,430,271
368,687	Pennon Group PLC	3,887,409
63,595	Pentair PLC	4,480,904
109,057	Polypipe Group PLC	597,392
262,010	Severn Trent PLC	7,344,937
41,515	Spirax-Sarco Engineering PLC	3,114,838
632,745	United Utilities Group PLC	6,999,317

		29,855,068

	United States—38.8%
108,519	A.O. Smith Corp.	6,424,325
57,768	American Water Works Co., Inc.	5,069,719
41,114	Aqua America, Inc.	1,458,725
183,659	Danaher Corp.	16,946,216
57,467	Ecolab, Inc.	7,508,638
460,085	HD Supply Holdings, Inc.(a)	16,282,408
25,221	IDEX Corp.	3,233,584
31,305	Roper Technologies, Inc.	8,082,012
37,738	Waters Corp.(a)	7,398,535
83,113	Xylem, Inc.	5,529,508

		77,933,670

	Total Investments in Securities (Cost $158,787,725)—99.8%	200,369,545
	Other assets less liabilities—0.2%	492,619

	Net Assets—100.0%	$200,862,164

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Schedule of Investments

PowerShares International BuyBack Achievers™ Portfolio (IPKW)

October 31, 2017

Number of Shares		Value
	Common Stocks—100.1%
	Australia—9.4%
1,729,875	GWA Group Ltd.	$3,369,009
2,117,385	Qantas Airways Ltd.	9,984,556
514,777	Seven Group Holdings Ltd.	5,229,845

		18,583,410

	Canada—18.7%
88,726	Dollarama, Inc.	9,884,370
310,690	Gildan Activewear, Inc.	9,515,198
188,688	Great Canadian Gaming Corp.(a)	4,487,762
311,030	Home Capital Group, Inc.(b)	3,368,225
188,336	TFI International, Inc.	4,549,517
84,124	West Fraser Timber Co. Ltd.	5,120,790

		36,925,862

	Denmark—7.3%
141,268	GN Store Nord A/S	4,673,106
83,913	Jyske Bank A/S	4,742,406
123,075	Topdanmark A/S(a)	5,059,724

		14,475,236

	France—7.4%
139,887	IPSOS	5,170,763
382,502	Vivendi SA	9,502,328

		14,673,091

	Germany—4.7%
121,268	OSRAM Licht AG	9,278,689

	Japan—30.4%
55,002	Broadleaf Co. Ltd.	450,162
114,824	Fuji Machine Manufacturing Co. Ltd.	2,185,728
16,924	Godo Steel Ltd.	339,433
53,620	HIS Co. Ltd.	1,790,794
93,784	J Trust Co. Ltd.(b)	686,688
119,460	Kagome Co. Ltd.	3,963,427
139,288	Kitz Corp.	1,186,577
71,572	Komori Corp.	1,002,751
45,952	Macnica Fuji Electronics Holdings, Inc.	955,193
271,248	Marui Group Co. Ltd.	4,117,775
17,357	Melco Holdings, Inc.	542,263
53,306	Mixi, Inc.	2,589,537
71,206	Nichi-iko Pharmaceutical Co. Ltd.(b)	1,100,394
112,136	Nihon Unisys Ltd.	1,851,335
93,707	Nikkiso Co. Ltd.	874,148
978,257	Nissan Motor Co. Ltd.	9,457,144
188,843	Onward Holdings Co. Ltd.	1,588,787
112,593	OSG Corp.	2,425,659
32,988	Qol Co. Ltd.	604,717
13,616	Roland DG Corp.	374,461
283,687	Seibu Holdings, Inc.	5,040,606
67,470	Sodick Co. Ltd.	925,686
120,008	SoftBank Group Corp.	10,505,321
55,235	Star Micronics Co. Ltd.	967,330
54,886	T-Gaia Corp.	1,112,404
188,843	Toshiba Machine Co. Ltd.	1,163,338
13,033	Toyo Kanetsu KK	492,623
81,674	Tsugami Corp.	780,586
30,502	United Arrows Ltd.	1,138,154

		60,213,021

Number of Shares		Value
	Common Stocks (continued)
	Netherlands—1.0%
390,060	BinckBank NV	$1,988,002

	South Africa—4.5%
447,166	African Rainbow Minerals Ltd.	3,922,950
525,199	Barloworld Ltd.	4,951,438

		8,874,388

	South Korea—2.5%
150,526	Samsung Card Co. Ltd.	4,924,156

	Sweden—2.6%
339,606	Com Hem Holding AB	5,099,079

	Taiwan—3.4%
1,420,700	Darfon Electronics Corp.	1,248,315
10,603,600	Walsin Lihwa Corp.	5,414,395

		6,662,710

	Turkey—0.4%
387,594	Dogus Otomotiv Servis ve Ticaret AS(a)	855,523

	United Kingdom—2.7%
821,514	Paragon Group of Cos. PLC (The)	5,184,100
90,508	Sole Realisation Co. PLC(a)(c)	84,133

		5,268,233

	United States—5.1%
152,213	Carnival PLC	10,027,737

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $187,212,231)—100.1%	197,849,137

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.7%
3,397,626	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(d)(e) (Cost $3,397,626)	3,397,626

	Total Investments in Securities (Cost $190,609,857)—101.8%	201,246,763
	Other assets less liabilities—(1.8)%	(3,511,767)

	Net Assets—100.0%	$197,734,996

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2017.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Schedule of Investments(a)

PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP)

October 31, 2017

Number of Shares		Value
	Common Stocks—97.5%
	Consumer Discretionary—18.7%
400	Aoyama Trading Co. Ltd.	$14,785
500	Asatsu-DK, Inc.	16,457
864	Autobacs Seven Co. Ltd.	14,812
300	Daiichikosho Co. Ltd.	14,098
100	Hikari Tsushin, Inc.	12,901
420	McDonald’s Holdings Co. Japan Ltd.	18,000
200	Nifco, Inc.	13,025
200	Oriental Land Co. Ltd.	15,936
200	Rinnai Corp.	17,055
567	Sankyo Co. Ltd.	18,238
673	Sekisui Chemical Co. Ltd.	13,480
800	Sekisui House Ltd.	14,862
563	Shimachu Co. Ltd.	15,830
100	Shochiku Co. Ltd.	14,838
1,000	Skylark Co. Ltd.	14,917
379	Toho Co. Ltd.	12,508
500	Wacoal Holdings Corp.	14,235
2,558	Yamada Denki Co. Ltd.	13,552
900	Zensho Holdings Co. Ltd.	16,641

		286,170

	Consumer Staples—16.1%
1,000	Aeon Co. Ltd.	15,405
305	Asahi Group Holdings Ltd.	13,853
480	House Foods Group, Inc.	14,215
500	Japan Tobacco, Inc.	16,488
447	Kagome Co. Ltd.	14,830
200	Kao Corp.	12,032
615	Kirin Holdings Co. Ltd.	14,638
264	Kobayashi Pharmaceutical Co. Ltd.	15,195
258	Lawson, Inc.	16,802
500	Mandom Corp.	14,851
200	MEIJI Holdings Co. Ltd.	16,298
800	Nisshin Seifun Group, Inc.	14,003
248	Nissin Foods Holdings Co. Ltd.	15,561
287	Seven & i Holdings Co. Ltd.	11,548
239	Sugi Holdings Co. Ltd.	12,115
286	Suntory Beverage & Food Ltd.	13,063
421	Toyo Suisan Kaisha Ltd.	16,135

		247,032

	Financials—1.8%
300	Aozora Bank Ltd.	11,682
800	Credit Saison Co. Ltd.	16,010

		27,692

	Health Care—5.7%
1,125	Astellas Pharma, Inc.	14,935
600	Daiichi Sankyo Co. Ltd.	13,729
288	Sawai Pharmaceutical Co. Ltd.	16,297
200	Taisho Pharmaceutical Holdings Co. Ltd.	15,155
270	Takeda Pharmaceutical Co. Ltd.	15,195
300	Terumo Corp.	12,422

		87,733

	Industrials—35.4%
400	ANA Holdings, Inc.	15,299
100	Central Japan Railway Co.	18,103
643	COMSYS Holdings Corp.	16,190

Number of Shares		Value
	Common Stocks (continued)
	Industrials (continued)
600	Dai Nippon Printing Co. Ltd.	$14,283
234	East Japan Railway Co.	22,591
400	Hankyu Hanshin Holdings, Inc.	15,506
1,000	ITOCHU Corp.	17,407
500	Iwatani Corp.	15,005
400	Japan Airlines Co. Ltd.	13,623
2,000	Kajima Corp.	20,646
600	Kamigumi Co. Ltd.	14,283
500	Keihan Holdings Co. Ltd.	15,225
300	Keio Corp.	13,016
400	Kintetsu Group Holdings Co. Ltd.	15,313
427	Kurita Water Industries Ltd.	13,490
700	Kyowa Exeo Corp.	15,161
1,000	Maeda Road Construction Co. Ltd.	21,447
400	Makita Corp.	16,721
2,200	Marubeni Corp.	14,650
900	Mitsui & Co. Ltd.	13,378
800	Nagoya Railroad Co. Ltd.	17,911
500	Nankai Electric Railway Co. Ltd.	12,875
732	Nippo Corp.	15,235
400	Nishimatsu Construction Co. Ltd.	12,039
1,100	Obayashi Corp.	14,327
700	Odakyu Electric Railway Co. Ltd.	13,614
400	Okumura Corp.	15,260
191	Secom Co. Ltd.	14,417
600	Sotetsu Holdings, Inc.	15,403
1,000	Sumitomo Corp.	14,376
300	Taisei Corp.	16,554
600	Tobu Railway Co. Ltd.	17,530
900	Tokyu Corp.	13,544
1,531	Toppan Printing Co. Ltd.	15,468
200	West Japan Railway Co.	14,033

		543,923

	Information Technology—8.7%
343	Azbil Corp.	14,912
483	Canon, Inc.	18,035
303	FUJIFILM Holdings Corp.	12,335
500	Hamamatsu Photonics K.K.	16,083
33	Keyence Corp.	18,247
340	Nomura Research Institute Ltd.	14,318
1,252	NTT Data Corp.	14,511
159	Oracle Corp. Japan	13,363
300	Ryosan Co. Ltd.	12,105

		133,909

	Materials—3.8%
449	Maruichi Steel Tube Ltd.	13,632
700	Nippon Paper Industries Co. Ltd.	13,898
2,500	Rengo Co. Ltd.	16,303
1,448	Toray Industries, Inc.	14,572

		58,405

	Real Estate—1.1%
99	Daito Trust Construction Co. Ltd.	17,281

	Telecommunication Services—3.1%
600	KDDI Corp.	15,968
300	Nippon Telegraph & Telephone Corp.	14,450

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks (continued)
	Telecommunication Services (continued)
700	NTT DoCoMo, Inc.	$16,885

		47,303

	Utilities—3.1%
1,152	Chugoku Electric Power Co., Inc. (The)	12,784
700	Osaka Gas Co. Ltd.	13,482
300	Toho Gas Co. Ltd.	8,356
1,000	Tohoku Electric Power Co., Inc.	13,043

		47,665

	Total Common Stocks (Cost $1,308,120)	1,497,113

	Money Market Fund—1.0%
14,979	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(b) (Cost $14,979)	14,979

	Total Investments in Securities (Cost $1,323,099)—98.5%	1,512,092
	Other assets less liabilities—1.5%	23,092

	Net Assets—100.0%	$1,535,184

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

Open Forward Foreign Currency Contracts
		Contract to				Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty	Deliver		Receive
11/02/2017	CIBC World Markets Corp.	JPY	57,800,000	USD	514,166	$5,498
11/02/2017	Goldman Sachs & Co. LLC	JPY	50,000,000	USD	444,782	4,758
11/02/2017	RBC Capital Markets LLC	JPY	50,000,000	USD	444,781	4,756

Subtotal — Appreciation						15,012

12/04/2017	CIBC World Markets Corp.	JPY	55,172,666	USD	486,174	(136)
12/04/2017	Goldman Sachs & Co. LLC	JPY	55,172,667	USD	486,179	(131)
12/04/2017	RBC Capital Markets LLC	JPY	55,172,667	USD	486,179	(131)

Subtotal — Depreciation						(398)

Total Forward Foreign Currency Contracts — Currency Risk						$14,614

Currency Abbreviations:

JPY—Japanese Yen

USD—U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Schedule of Investments

PowerShares S&P International Developed Quality Portfolio (IDHQ)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Australia—5.1%
6,869	Aristocrat Leisure Ltd.	$124,033
2,169	Caltex Australia Ltd.	56,977
803	CIMIC Group Ltd.	29,769
573	Cochlear Ltd.	77,290
3,066	Crown Resorts Ltd.	27,293
4,067	CSL Ltd.	433,236
14,801	Fortescue Metals Group Ltd.	52,658
4,969	Harvey Norman Holdings Ltd.	14,402
4,184	LendLease Group	52,003
23,532	Medibank Private Ltd.	55,393
2,835	Orica Ltd.	45,366
6,209	Qantas Airways Ltd.	29,279
2,457	SEEK Ltd.	34,607
44,275	South32 Ltd.	114,404
39,975	Telstra Corp. Ltd.	108,504
9,219	Woolworths Ltd.	182,937

		1,438,151

	Austria—0.1%
75	Lenzing AG	10,153
307	Oesterreichische Post AG	13,647

		23,800

	Belgium—1.3%
1,488	Ageas	72,189
506	Colruyt SA	25,883
2,825	KBC Group NV	234,680
1,008	Proximus SADP	33,479

		366,231

	Canada—5.9%
8,531	Barrick Gold Corp.	123,356
6,297	Canadian National Railway Co.	507,091
1,181	Canadian Pacific Railway Ltd.	204,923
2,078	CGI Group, Inc., Class A(a)	110,501
2,586	CI Financial Corp.	57,533
245	Constellation Software, Inc.	139,497
1,561	Gildan Activewear, Inc.	47,807
1,945	Great-West Lifeco, Inc.	54,166
1,865	Imperial Oil Ltd.	60,517
1,776	Metro, Inc.	55,949
2,423	Open Text Corp.	84,789
1,561	Saputo, Inc.	56,405
2,754	Thomson Reuters Corp.	128,866
550	West Fraser Timber Co. Ltd.	33,480

		1,664,880

	China—0.7%
40,576	BOC Hong Kong (Holdings) Ltd.	193,212

	Denmark—6.7%
1,050	Coloplast A/S, Class B	92,382
553	H. Lundbeck A/S	32,864
25,039	Novo Nordisk A/S, Class B	1,245,757
2,032	Novozymes A/S, Class B	112,231
1,206	Pandora A/S	113,848
1,220	Tryg A/S	29,050
2,873	Vestas Wind Systems A/S	253,450

		1,879,582

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Finland—2.3%
1,015	Elisa Oyj	$40,900
4,274	Kone Oyj, Class B	231,374
867	Metso Oyj	31,523
1,131	Neste Oyj	63,019
749	Nokian Renkaat Oyj	34,352
1,098	Orion Oyj, Class B	45,025
2,190	Outokumpu Oyj	20,716
3,921	UPM-Kymmene Oyj	117,848
1,222	Wartsila Oyj Abp	78,723

		663,480

	France—7.1%
5,393	Airbus Group SE	551,296
19	Dassault Aviation SA	29,638
216	Hermes International	112,113
4,183	Peugeot SA	99,238
2,455	Safran SA	258,626
8,953	Sanofi	847,838
932	Thales SA	97,151

		1,995,900

	Germany—3.3%
818	Continental AG	207,643
662	Covestro AG(b)	63,516
1,899	Deutsche Boerse AG	196,181
7,242	Deutsche Post AG	331,726
1,053	Innogy SE(b)	49,006
4,302	TUI AG	77,695

		925,767

	Hong Kong—1.5%
1,828	ASM Pacific Technology Ltd.	26,594
13,019	Chow Tai Fook Jewellery Group Ltd.	13,600
5,715	CK Infrastructure Holdings Ltd.	49,738
2,600	Dairy Farm International Holdings Ltd.	21,268
20,574	Galaxy Entertainment Group Ltd.	140,029
20,343	Sands China Ltd.	95,825
10,858	Techtronic Industries Co. Ltd.	63,672

		410,726

	Ireland—0.9%
1,402	Glanbia PLC	27,096
1,058	Kerry Group PLC, Class A	106,551
1,154	Ryanair Holdings PLC ADR(a)	129,375

		263,022

	Israel—0.8%
7,740	Bank Hapoalim BM	54,788
370	Caesarstone Ltd.(a)	10,471
1,059	Check Point Software Technologies Ltd.(a)	124,655
8,802	Israel Discount Bank Ltd., Class A(a)	23,379

		213,293

	Italy—0.9%
2,233	Banca Mediolanum SpA	19,029
999	Ferrari NV	119,753
2,199	Finecobank Banca Fineco SpA	20,571
1,293	Moncler SpA	36,723
863	Recordati SpA	40,124

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

PowerShares S&P International Developed Quality Portfolio (IDHQ) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Italy (continued)
494	Salvatore Ferragamo SpA	$12,971

		249,171

	Japan—22.5%
230	ABC-Mart, Inc.	11,578
1,601	Alfresa Holdings Corp.	30,448
17,137	Astellas Pharma, Inc.	227,503
1,618	Bandai Namco Holdings, Inc.	55,177
4,971	Bridgestone Corp.	235,798
1,943	Brother Industries Ltd.	46,835
799	Calbee, Inc.	26,826
572	Canon Marketing Japan, Inc.	14,337
5,715	Chiba Bank Ltd. (The)	43,354
8,058	Dai-ichi Life Holdings, Inc.	151,934
799	Daito Trust Construction Co. Ltd.	139,472
171	Disco Corp.	39,323
5,487	GungHo Online Entertainment, Inc.	14,728
2,857	Haseko Corp.	41,235
262	Hirose Electric Co. Ltd.	39,174
40,004	Hitachi Ltd.	315,793
431	Hoshizaki Corp.	40,623
2,915	Hoya Corp.	157,486
3,606	Japan Exchange Group, Inc.	64,453
572	Kagome Co. Ltd.	18,978
8,218	Kajima Corp.	84,834
1,486	Kakaku.com, Inc.	20,309
308	Kaken Pharmaceutical Co. Ltd.	15,559
5,149	Kao Corp.	309,765
789	Keyence Corp.	436,266
1,325	Kikkoman Corp.	45,243
6,515	Kirin Holdings Co. Ltd.	155,063
1,049	Koito Manufacturing Co. Ltd.	69,607
691	Konami Holdings Corp.	33,446
799	Kurita Water Industries Ltd.	25,243
3,011	Kyushu Financial Group, Inc.	18,999
457	Mabuchi Motor Co. Ltd.	23,769
1,806	Makita Corp.	75,495
457	McDonald’s Holdings Co. Japan Ltd.	19,586
1,440	Mitsubishi Gas Chemical Co., Inc.	34,964
3,876	MS&AD Insurance Group Holdings, Inc.	130,815
854	Nabtesco Corp.	33,745
342	Nifco, Inc.	22,272
424	Nippon Shinyaku Co. Ltd.	29,926
1,097	Nissan Chemical Industries Ltd.	40,692
1,105	Nitto Denko Corp.	102,156
1,199	Nomura Research Institute Ltd.	50,490
4,376	NSK Ltd.	62,195
8,591	NTT DoCoMo, Inc.	207,233
5,405	Obayashi Corp.	70,399
479	OBIC Co. Ltd.	31,489
2,515	Olympus Corp.	92,738
1,566	OMRON Corp.	87,100
403	Otsuka Corp.	27,309
1,144	Persol Holdings Co. Ltd.	28,210
1,072	Pigeon Corp.	37,784
650	Pola Orbis Holdings, Inc.	20,593
1,743	Renesas Electronics Corp.(a)	22,242

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
134	Ryohin Keikaku Co. Ltd.	$39,388
342	SCREEN Holdings Co. Ltd.	26,516
365	Seria Co. Ltd.	20,751
230	Shimamura Co. Ltd.	25,544
628	Shimano, Inc.	85,498
2,630	Shin-Etsu Chemical Co. Ltd.	275,660
2,229	Shionogi & Co. Ltd.	119,404
4,572	Shizuoka Bank Ltd. (The)	44,139
1,601	Showa Shell Sekiyu K.K.	18,767
3,223	Sompo Holdings, Inc.	128,744
1,486	Sony Financial Holdings, Inc.	24,429
171	Sosei Group Corp.(a)	15,621
572	Square Enix Holdings Co. Ltd.	23,005
1,714	Start Today Co. Ltd.	46,610
5,583	Subaru Corp.	191,030
512	Sundrug Co. Ltd.	22,236
1,601	Suruga Bank Ltd.	36,182
1,206	Sysmex Corp.	82,042
5,575	T&D Holdings, Inc.	85,786
2,100	Taisei Corp.	115,876
5,087	Tokio Marine Holdings, Inc.	217,349
1,094	Tokyo Electron Ltd.	190,196
2,200	Tosoh Corp.	47,202
1,020	TOTO Ltd.	49,640
687	Toyota Boshoku Corp.	13,736
967	Trend Micro, Inc.	51,486
3,411	Unicharm Corp.	77,223
1,755	USS Co. Ltd.	35,214
2,285	Yamaguchi Financial Group, Inc.	27,509
457	Zenkoku Hosho Co. Ltd.	18,702

		6,336,076

	Mexico—0.1%
1,284	Fresnillo PLC	22,200

	Netherlands—0.1%
1,125	Axfood AB	20,345
466	Koninklijke Vopak NV	20,181

		40,526

	New Zealand—0.4%
5,684	a2 Milk Co. Ltd.(a)	33,759
4,581	Fisher & Paykel Healthcare Corp. Ltd.	41,581
4,557	SKYCITY Entertainment Group Ltd.	12,144
14,879	Spark New Zealand Ltd.	37,510

		124,994

	Norway—0.3%
3,177	Marine Harvest ASA	61,933
1,548	Norwegian Finans Holding ASA(a)	19,298
523	Salmar ASA	15,578

		96,809

	Portugal—0.2%
2,666	Jeronimo Martins SGPS SA	48,450

	Singapore—1.0%
15,457	ComfortDelGro Corp. Ltd.	22,918
8,332	M1 Ltd.	11,008

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

PowerShares S&P International Developed Quality Portfolio (IDHQ) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Singapore (continued)
4,911	SATS Ltd.	$16,942
9,372	Singapore Exchange Ltd.	52,762
12,596	Singapore Technologies Engineering Ltd.	32,174
53,896	Singapore Telecommunications Ltd.	148,349

		284,153

	South Africa—0.2%
2,559	Mondi PLC	61,882

	South Korea—1.2%
816	Cheil Worldwide, Inc.	15,150
360	Coway Co. Ltd.	31,265
698	Grand Korea Leisure Co. Ltd.	17,445
269	GS Retail Co. Ltd.	8,019
130	Hanssem Co. Ltd.	19,784
761	Hanwha Chemical Corp.	20,683
559	Hyundai Development Co.-Engineering & Construction	20,008
246	Hyundai Elevator Co. Ltd.	12,033
286	KEPCO Plant Service & Engineering Co. Ltd.	10,543
952	KT&G Corp.	90,072
73	LG Household & Health Care Ltd.	76,691
76	SK Materials Co. Ltd.	12,719

		334,412

	Spain—2.5%
1,522	ACS Actividades de Construccion y Servicios SA	60,026
525	Aena SME SA(b)	96,327
3,248	Amadeus IT Group SA	220,404
8,795	Industria de Diseno Textil SA	328,837

		705,594

	Sweden—2.5%
5,074	Atlas Copco AB, Class A	222,553
1,199	BillerudKorsnas AB	20,638
2,417	Electrolux AB, Series B	85,457
8,291	Hennes & Mauritz AB, Class B	208,171
1,906	Hexpol AB, Class B	19,284
1,266	Industrivarden AB, Class C	32,543
2,163	Kinnevik AB, Class B	70,974
2,568	SKF AB, Class B	59,723

		719,343

	Switzerland—13.1%
14,884	ABB Ltd.	389,421
387	Geberit AG	175,330
63	Givaudan SA	140,815
575	Kuehne + Nagel International AG	100,487
16,012	Nestle SA	1,347,720
5,335	Roche Holding AG	1,233,665
471	Schindler Holding AG-PC	106,835
52	SGS SA	128,539
172	Swisscom AG	86,966

		3,709,778

	United Kingdom—19.0%
3,255	Admiral Group PLC	83,165
9,254	AstraZeneca PLC	618,375
8,199	Barratt Developments PLC	71,261

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
75,416	BT Group PLC	$260,687
3,464	Burberry Group PLC	87,493
46,901	Centrica PLC	105,755
13,845	Compass Group PLC	303,912
19,261	Diageo PLC	657,857
11,040	Direct Line Insurance Group PLC	54,493
9,722	Experian PLC	204,758
2,193	IMI PLC	35,587
7,583	International Consolidated Airlines Group SA	64,044
1,323	Intertek Group PLC	95,311
39,742	ITV PLC	86,816
1,489	Johnson Matthey PLC	66,853
34,399	National Grid PLC	413,863
1,202	Next PLC	78,549
2,867	Persimmon PLC	106,679
4,762	Reckitt Benckiser Group PLC	425,901
8,156	RELX PLC	187,697
1,196	Schroders PLC	55,477
6,855	Smith & Nephew PLC	129,355
17,481	Standard Life Aberdeen PLC	99,773
2,007	Subsea 7 SA	33,679
30,844	Taylor Wimpey PLC	81,714
14,926	Unilever NV CVA	867,750
1,404	Whitbread PLC	68,854

		5,345,658

	United States—0.2%
470	ICON PLC(a)	55,864

	Total Investments in Securities (Cost $25,010,292)—99.9%	28,172,954
	Other assets less liabilities—0.1%	29,782

	Net Assets—100.0%	$28,202,736

Investment Abbreviations:

ADR—American Depositary Receipt

CVA—Dutch Certificates

PC—Participation Certificate

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the ”1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $208,849, which represented less than 1% of the Fund's Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

Statements of Assets and Liabilities

October 31, 2017

	PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP)	PowerShares DWA Developed Markets Momentum Portfolio (PIZ)	PowerShares DWA Emerging Markets Momentum Portfolio (PIE)	PowerShares Emerging Markets Infrastructure Portfolio (PXR)
Assets:
Unaffiliated investments in securities, at value(a)	$1,413,488	$232,313,722	$212,425,143	$20,450,300
Affiliated investments in securities, at value	1,396	—	—	174,422
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	20,018	—	—	—
Foreign currencies, at value	—	29,959	—	9,562
Receivables:
Dividends	2,925	145,235	116,223	15,252
Foreign tax reclaims	10	840,438	460	4,328
Securities lending	—	816	—	27
Investments sold	—	47	—	—
Shares sold	—	—	131,843	—

Total Assets	1,437,837	233,330,217	212,673,669	20,653,891

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	338	—	—	—
Due to custodian	—	1,072,910	136,527	62,738
Due to foreign custodian	62	—	65	—
Payables:
Collateral upon return of securities loaned	—	—	—	174,422
Investments purchased	—	—	—	—
Accrued unitary management fees	301	156,386	160,219	12,962
Accrued expenses	—	17,013	—	—

Total Liabilities	701	1,246,309	296,811	250,122

Net Assets	$1,437,136	$232,083,908	$212,376,858	$20,403,769

Net Assets Consist of:
Shares of beneficial interest	$1,285,411	$294,989,442	$289,560,728	$56,901,843
Undistributed net investment income	7,232	(74,859)	1,041,953	21,520
Undistributed net realized gain (loss)	(10,989)	(101,218,008)	(116,318,219)	(38,311,979)
Net unrealized appreciation	155,482	38,387,333	38,092,396	1,792,385

Net Assets	$1,437,136	$232,083,908	$212,376,858	$20,403,769

Shares outstanding (unlimited amount authorized, $0.01 par value)	50,001	8,500,000	10,900,000	550,000
Net asset value	$28.74	$27.30	$19.48	$37.10

Market price	$28.75	$27.35	$19.54	$37.20

Unaffiliated investments in securities, at cost	$1,277,650	$193,889,546	$174,331,763	$18,658,016

Affiliated investments in securities, at cost	$1,396	$—	$—	$174,422

Foreign currencies, at cost	$(63)	$30,283	$(82)	$9,563

(a) Includes securities on loan with an aggregate value of:	$—	$—	$—	$160,468

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU)	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

$5,504,124	$26,182,842	$1,213,356,989	$206,645,644
12,440	—	15,125,854	3,000,840

90,263	—	—	—
—	10,774	—	—

1,874	10,541	2,694,622	453,813
475,357	—	2,778,188	204,267
—	—	26,508	3,748
—	65	480,825	31,650
—	4,613	2,482	—

6,084,058	26,208,835	1,234,465,468	210,339,962

1,604	—	—	—
—	19,912	3,629,575	325,094
2,649	—	382,272	234,504

—	—	15,125,854	3,000,840
69,420	—	228	34,515
1,254	10,756	460,826	85,067
4,524	—	16,978	3,066

79,451	30,668	19,615,733	3,683,086

$6,004,607	$26,178,167	$1,214,849,735	$206,656,876

$8,261,421	$28,107,777	$1,125,479,085	$177,622,206
3,150,174	(9,309)	2,898,812	(100,967)
(6,092,472)	(5,348,620)	(78,421,224)	(16,422,325)
685,484	3,428,319	164,893,062	45,557,962

$6,004,607	$26,178,167	$1,214,849,735	$206,656,876

250,001	450,000	27,200,000	6,200,000
$24.02	$58.17	$44.66	$33.33

$24.12	$58.08	$44.81	$33.44

$4,922,330	$22,754,557	$1,048,456,280	$161,083,560

$12,440	$—	$15,125,854	$3,000,840

$(2,673)	$10,774	$(377,975)	$(233,678)

$—	$—	$14,798,926	$2,862,934

99

Statements of Assets and Liabilities (continued)

October 31, 2017

	PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)	PowerShares Global Agriculture Portfolio (PAGG)	PowerShares Global Clean Energy Portfolio (PBD)	PowerShares Global Gold and Precious Metals Portfolio (PSAU)
Assets:
Unaffiliated investments in securities, at value(a)	$958,373,655	$22,812,876	$60,375,582	$30,540,271
Affiliated investments in securities, at value	9,335,146	800,560	6,942,347	316,435
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	—	—	—	—
Foreign currencies, at value	954,949	2,384	4,616	—
Cash segregated as collateral	1,515,793	—	—	—
Receivables:
Dividends	962,016	19,847	38,894	1,751
Foreign tax reclaims	20,317	100,308	44,377	110
Securities lending	—	180	42,096	469
Investments sold	2,284	—	9	3,815,087
Shares sold	1,161,934	—	3,497	—

Total Assets	972,326,094	23,736,155	67,451,418	34,674,123

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	—	—	—	—
Due to custodian	488	171,739	—	—
Due to foreign custodian	—	—	—	—
Payables:
Collateral upon return of securities loaned	—	800,560	6,913,208	315,008
Investments purchased	3,215,229	—	—	—
Collateral upon receipt of securities in-kind	1,515,793	—	—	—
Shares repurchased	—	—	—	3,815,172
Accrued unitary management fees	393,502	14,450	38,258	22,550
Accrued expenses	—	3,694	736	—

Total Liabilities	5,125,012	990,443	6,952,202	4,152,730

Net Assets	$967,201,082	$22,745,712	$60,499,216	$30,521,393

Net Assets Consist of:
Shares of beneficial interest	$919,542,875	$40,069,686	$172,633,112	$55,256,879
Undistributed net investment income	2,092,865	(71,679)	327,057	(103,029)
Undistributed net realized gain (loss)	(100,525,520)	(16,136,766)	(124,526,506)	(19,819,172)
Net unrealized appreciation (depreciation)	146,090,862	(1,115,529)	12,065,553	(4,813,285)

Net Assets	$967,201,082	$22,745,712	$60,499,216	$30,521,393

Shares outstanding (unlimited amount authorized, $0.01 par value)	44,650,000	850,000	4,625,000	1,600,000
Net asset value	$21.66	$26.76	$13.08	$19.08

Market price	$21.62	$26.70	$13.07	$19.04

Unaffiliated investments in securities, at cost	$814,189,380	$23,920,915	$48,308,616	$35,353,539

Affiliated investments in securities, at cost	$7,418,328	$800,560	$6,942,347	$316,435

Foreign currencies, at cost	$955,966	$2,384	$4,614	$—

(a) Includes securities on loan with an aggregate value of:	$—	$761,601	$6,676,789	$296,534

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

PowerShares Global Water Portfolio (PIO)	PowerShares International BuyBack Achievers™ Portfolio (IPKW)	PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP)	PowerShares S&P International Developed Quality Portfolio (IDHQ)

$200,369,545	$197,849,137	$1,497,113	$28,172,954
—	3,397,626	14,979	—

—	—	15,012	—
—	20,442	—	—
—	1,751,899	—	—

288,030	412,237	9,091	51,732
396,643	116,894	—	74,250
—	6,658	—	—
—	6,637,396	—	—
4,837	1,669,747	—	—

201,059,055	211,862,036	1,536,195	28,298,936

—	—	398	—
66,894	483,971	—	87,635
251	—	295	1,501

—	3,397,626	—	—
—	8,403,556	—	—
—	1,751,899	—	—
—	—	—	—
126,105	89,932	318	6,919
3,641	56	—	145

196,891	14,127,040	1,011	96,200

$200,862,164	$197,734,996	$1,535,184	$28,202,736

$212,448,230	$196,477,731	$1,283,761	$31,274,234
602,836	759,737	9,394	59,906
(53,756,795)	(10,129,709)	38,525	(6,293,514)
41,567,893	10,627,237	203,504	3,162,110

$200,862,164	$197,734,996	$1,535,184	$28,202,736

7,950,000	5,600,000	50,001	1,200,000
$25.27	$35.31	$30.70	$23.50

$25.25	$35.47	$30.75	$23.71

$158,787,725	$187,212,231	$1,308,120	$25,010,292

$—	$3,397,626	$14,979	$—

$(256)	$21,407	$(295)	$(1,492)

$—	$3,248,457	$—	$—

101

Statements of Operations

For the year ended October 31, 2017

	PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP)	PowerShares DWA Developed Markets Momentum Portfolio (PIZ)	PowerShares DWA Emerging Markets Momentum Portfolio (PIE)	PowerShares Emerging Markets Infrastructure Portfolio (PXR)
Investment Income:
Unaffiliated dividend income	$50,841	$4,298,272	$5,088,911	$420,467
Affiliated dividend income	11	504	1,598	67
Non-cash dividend income	1,340	170,991	3,496	7,148
Securities lending income	—	145,836	336	587
Foreign withholding tax	(5,447)	(479,486)	(716,566)	(52,107)

Total Income	46,745	4,136,117	4,377,775	376,162

Expenses:
Unitary management fees	3,392	1,457,039	1,533,395	145,692
Professional fees	—	17,013	—	—

Total Expenses	3,392	1,474,052	1,533,395	145,692

Less: Waivers	(4)	(193)	(486)	(17)

Net Expenses	3,388	1,473,859	1,532,909	145,675

Net Investment Income	43,357	2,662,258	2,844,866	230,487

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Unaffiliated investment securities	72,481	(5,789,059)	10,138,663	(545,964)
Unaffiliated in-kind redemptions	—	7,431,678	1,065,693	95,431
Foreign currencies	265	(77,878)	472,622	(7,424)
Forward foreign currency contracts	(16,242)	—	—	—

Net realized gain (loss)	56,504	1,564,741	11,676,978	(457,957)

Change in net unrealized appreciation (depreciation) on:
Unaffiliated investment securities	102,616	34,430,509	19,788,260	3,825,247
Foreign currencies	149	47,237	434	56
Forward foreign currency contracts	(13,986)	—	—	—

Net change in unrealized appreciation	88,779	34,477,746	19,788,694	3,825,303

Net realized and unrealized gain (loss)	145,283	36,042,487	31,465,672	3,367,346

Net increase (decrease) in net assets resulting from operations	$188,640	$38,704,745	$34,310,538	$3,597,833

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU)	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

$334,338	$1,016,697	$37,503,439	$4,668,499
238	207	3,945	679
302,665	109,480	2,572,486	192,157
—	—	695,015	96,403
(47,053)	(48,481)	(3,719,473)	(477,063)

590,188	1,077,903	37,055,412	4,480,675

48,030	131,147	4,901,240	887,692
4,524	—	16,978	3,066

52,554	131,147	4,918,218	890,758

(110)	(63)	(1,132)	(228)

52,444	131,084	4,917,086	890,530

537,744	946,819	32,138,326	3,590,145

(437,166)	(491,390)	(27,137,941)	(3,307,405)
(15,457,858)	711,674	1,427,291	8,313,818
(33,516)	19,332	(137,540)	(46,363)
8,282,412	—	—	—

(7,646,128)	239,616	(25,848,190)	4,960,050

7,583,712	5,036,075	238,800,286	31,366,652
28,432	31	123,008	17,969
(4,364,390)	—	—	—

3,247,754	5,036,106	238,923,294	31,384,621

(4,398,374)	5,275,722	213,075,104	36,344,671

$(3,860,630)	$6,222,541	$245,213,430	$39,934,816

103

Statements of Operations (continued)

For the year ended October 31, 2017

	PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)	PowerShares Global Agriculture Portfolio (PAGG)	PowerShares Global Clean Energy Portfolio (PBD)	PowerShares Global Gold and Precious Metals Portfolio (PSAU)
Investment Income:
Unaffiliated dividend income	$29,842,913	$496,136	$1,175,689	$378,804
Affiliated dividend income	106,371	15	54	105
Non-cash dividend income	4,729	—	—	—
Securities lending income	—	8,833	420,790	2,850
Foreign withholding tax	(3,213,695)	(121,614)	(100,434)	(30,476)

Total Income	26,740,318	383,370	1,496,099	351,283

Expenses:
Unitary management fees	3,941,839	170,383	410,911	279,684
Professional fees	—	3,694	736	—

Total Expenses	3,941,839	174,077	411,647	279,684

Less: Waivers	(64,506)	(3)	(13)	(43)

Net Expenses	3,877,333	174,074	411,634	279,641

Net Investment Income	22,862,985	209,296	1,084,465	71,642

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Unaffiliated investment securities	21,167,440	(2,391,366)	(615,439)	(1,868,830)
Affiliated investment securities	(62,893)	—	—	—
Unaffiliated in-kind redemptions	—	439,195	1,560,354	1,896,093
Foreign currencies	254,082	(8,576)	4,782	(7,512)
Forward foreign currency contracts	—	—	—	—

Net realized gain (loss)	21,358,629	(1,960,747)	949,697	19,751

Change in net unrealized appreciation (depreciation) on:
Unaffiliated investment securities	93,383,830	5,157,405	10,201,355	(3,381,530)
Affiliated investment securities	1,829,156	—	—	—
Foreign currencies	(25,021)	10,926	8,126	837
Forward foreign currency contracts	—	—	—	—

Net change in unrealized appreciation (depreciation)	95,187,965	5,168,331	10,209,481	(3,380,693)

Net realized and unrealized gain (loss)	116,546,594	3,207,584	11,159,178	(3,360,942)

Net increase (decrease) in net assets resulting from operations	$139,409,579	$3,416,880	$12,243,643	$(3,289,300)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

PowerShares Global Water Portfolio (PIO)	PowerShares International BuyBack Achievers™ Portfolio (IPKW)	PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP)	PowerShares S&P International Developed Quality Portfolio (IDHQ)

$4,064,989	$2,971,743	$28,303	$619,226
129	457	14	61
—	—	—	9,967
49,489	40,481	—	—
(398,189)	(290,396)	(4,098)	(71,071)

3,716,418	2,722,285	24,219	558,183

1,410,564	741,622	3,430	72,493
3,641	56	—	145

1,414,205	741,678	3,430	72,638

(30)	(209)	(4)	(18)

1,414,175	741,469	3,426	72,620

2,302,243	1,980,816	20,793	485,563

1,987,276	(5,175,274)	88,451	28,141
—	—	—	—
16,328,267	27,545,988	—	1,162,059
34,593	(445,147)	(40)	4,310
—	—	142,666	—

18,350,136	21,925,567	231,077	1,194,510

13,692,475	9,086,081	93,908	3,056,262
—	—	—	—
17,961	(46,261)	201	7,374
—	—	(31,381)	—

13,710,436	9,039,820	62,728	3,063,636

32,060,572	30,965,387	293,805	4,258,146

$34,362,815	$32,946,203	$314,598	$4,743,709

105

Statements of Changes in Net Assets

For the years ended October 31, 2017 and 2016

	PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP)		PowerShares DWA Developed Markets Momentum Portfolio (PIZ)
	2017	2016	2017	2016
Operations:
Net investment income	$43,357	$46,910	$2,662,258	$3,237,944
Net realized gain (loss)	56,504	(14,044)	1,564,741	(831,400)
Net change in unrealized appreciation (depreciation)	88,779	(19,202)	34,477,746	(9,862,472)

Net increase (decrease) in net assets resulting from operations	188,640	13,664	38,704,745	(7,455,928)

Distributions to Shareholders from:
Net investment income	(61,083)	(53,569)	(3,037,238)	(3,575,110)
Net realized gains	—	(5,146)	—	—
Return of capital	—	—	—	—

Total distributions to shareholders	(61,083)	(58,715)	(3,037,238)	(3,575,110)

Shareholder Transactions:
Proceeds from shares sold	—	1,302,119	112,142,200	—
Value of shares repurchased	—	(2,603,557)	(89,616,840)	(79,074,299)
Transaction fees	—	—	—	—

Net increase (decrease) in net assets resulting from shares transactions	—	(1,301,438)	22,525,360	(79,074,299)

Increase (Decrease) in Net Assets	127,557	(1,346,489)	58,192,867	(90,105,337)

Net Assets:
Beginning of year	1,309,579	2,656,068	173,891,041	263,996,378

End of year	$1,437,136	$1,309,579	$232,083,908	$173,891,041

Undistributed net investment income at end of year	$7,232	$12,969	$(74,859)	$228,635

Changes in Shares Outstanding:
Shares sold	—	50,000	4,500,000	—
Shares repurchased	—	(100,000)	(3,800,000)	(3,500,000)
Shares outstanding, beginning of year	50,001	100,001	7,800,000	11,300,000

Shares outstanding, end of year	50,001	50,001	8,500,000	7,800,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

PowerShares DWA Emerging Markets Momentum Portfolio (PIE)		PowerShares Emerging Markets Infrastructure Portfolio (PXR)		PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU)		PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)
2017	2016	2017	2016	2017	2016	2017	2016

$2,844,866	$1,762,599	$230,487	$310,958	$537,744	$7,107,275	$946,819	$707,214
11,676,978	(15,445,875)	(457,957)	(5,719,073)	(7,646,128)	(9,171,391)	239,616	(662,223)
19,788,694	13,703,225	3,825,303	4,690,708	3,247,754	(8,056,505)	5,036,106	2,201,071

34,310,538	19,949	3,597,833	(717,407)	(3,860,630)	(10,120,621)	6,222,541	2,246,062

(2,687,364)	(2,384,361)	(226,568)	(355,728)	(1,722,751)	(8,081,224)	(985,243)	(858,645)
—	—	—	—	—	—	—	—
—	(66,148)	—	—	—	—	—	—

(2,687,364)	(2,450,509)	(226,568)	(355,728)	(1,722,751)	(8,081,224)	(985,243)	(858,645)

33,061,149	17,607,844	—	—	—	190,264,696	2,699,345	2,210,526
(36,050,879)	(27,837,124)	(3,225,135)	(6,540,888)	(157,728,409)	(175,566,308)	(5,748,798)	(2,185,883)
75,443	59,744	—	—	7,887	—	—	—

(2,914,287)	(10,169,536)	(3,225,135)	(6,540,888)	(157,720,522)	14,698,388	(3,049,453)	24,643

28,708,887	(12,600,096)	146,130	(7,614,023)	(163,303,903)	(3,503,457)	2,187,845	1,412,060

183,667,971	196,268,067	20,257,639	27,871,662	169,308,510	172,811,967	23,990,322	22,578,262

$212,376,858	$183,667,971	$20,403,769	$20,257,639	$6,004,607	$169,308,510	$26,178,167	$23,990,322

$1,041,953	$—	$21,520	$24,233	$3,150,174	$1,252,324	$(9,309)	$(49,496)

1,900,000	1,100,000	—	—	—	7,850,000	50,000	50,000
(2,400,000)	(1,950,000)	(100,000)	(250,000)	(6,850,000)	(7,600,000)	(100,000)	(50,000)
11,400,000	12,250,000	650,000	900,000	7,100,001	6,850,001	500,000	500,000

10,900,000	11,400,000	550,000	650,000	250,001	7,100,001	450,000	500,000

107

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2017 and 2016

	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)		PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)
	2017	2016	2017	2016
Operations:
Net investment income	$32,138,326	$23,686,304	$3,590,145	$3,064,167
Net realized gain (loss)	(25,848,190)	(19,291,661)	4,960,050	(2,033,768)
Net change in unrealized appreciation (depreciation)	238,923,294	(16,818,827)	31,384,621	8,199,726

Net increase (decrease) in net assets resulting from operations	245,213,430	(12,424,184)	39,934,816	9,230,125

Distributions to Shareholders from:
Net investment income	(33,332,106)	(23,487,004)	(3,758,579)	(3,521,834)

Shareholder Transactions:
Proceeds from shares sold	73,521,216	312,511,011	29,510,803	22,671,965
Value of shares repurchased	(9,202,373)	(125,486,253)	(21,884,452)	(9,146,629)

Net increase (decrease) in net assets resulting from shares transactions	64,318,843	187,024,758	7,626,351	13,525,336

Increase (Decrease) in Net Assets	276,200,167	151,113,570	43,802,588	19,233,627

Net Assets:
Beginning of year	938,649,568	787,535,998	162,854,288	143,620,661

End of year	$1,214,849,735	$938,649,568	$206,656,876	$162,854,288

Undistributed net investment income at end of year	$2,898,812	$4,136,553	$(100,967)	$(182,450)

Changes in Shares Outstanding:
Shares sold	1,900,000	8,850,000	1,000,000	900,000
Shares repurchased	(250,000)	(3,700,000)	(750,000)	(350,000)
Shares outstanding, beginning of year	25,550,000	20,400,000	5,950,000	5,400,000

Shares outstanding, end of year	27,200,000	25,550,000	6,200,000	5,950,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

108

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)		PowerShares Global Agriculture Portfolio (PAGG)		PowerShares Global Clean Energy Portfolio (PBD)		PowerShares Global Gold and Precious Metals Portfolio (PSAU)
2017	2016	2017	2016	2017	2016	2017	2016

$22,862,985	$10,637,918	$209,296	$490,244	$1,084,465	$1,089,070	$71,642	$20,261
21,358,629	(27,749,304)	(1,960,747)	(5,208,054)	949,697	(4,597,582)	19,751	(1,858,027)
95,187,965	125,591,145	5,168,331	3,241,431	10,209,481	(250,743)	(3,380,693)	16,432,831

139,409,579	108,479,759	3,416,880	(1,476,379)	12,243,643	(3,759,255)	(3,289,300)	14,595,065

(22,154,095)	(11,147,902)	(410,696)	(520,195)	(928,991)	(1,139,789)	(431,334)	(25,870)

224,547,201	259,038,350	—	—	—	—	6,102,262	27,894,011
—	(24,369,455)	(2,561,617)	(3,306,307)	(6,967,896)	(5,710,569)	(14,601,642)	(17,193,034)

224,547,201	234,668,895	(2,561,617)	(3,306,307)	(6,967,896)	(5,710,569)	(8,499,380)	10,700,977

341,802,685	332,000,752	444,567	(5,302,881)	4,346,756	(10,609,613)	(12,220,014)	25,270,172

625,398,397	293,397,645	22,301,145	27,604,026	56,152,460	66,762,073	42,741,407	17,471,235

$967,201,082	$625,398,397	$22,745,712	$22,301,145	$60,499,216	$56,152,460	$30,521,393	$42,741,407

$2,092,865	$1,129,694	$(71,679)	$82,513	$327,057	$109,331	$(103,029)	$94,182

11,400,000	16,050,000	—	—	—	—	300,000	1,500,000
—	(1,800,000)	(100,000)	(150,000)	(650,000)	(550,000)	(750,000)	(800,000)
33,250,000	19,000,000	950,000	1,100,000	5,275,000	5,825,000	2,050,000	1,350,000

44,650,000	33,250,000	850,000	950,000	4,625,000	5,275,000	1,600,000	2,050,000

109

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2017 and 2016

	PowerShares Global Water Portfolio (PIO)		PowerShares International BuyBack Achievers™ Portfolio (IPKW)
	2017	2016	2017	2016
Operations:
Net investment income	$2,302,243	$3,303,643	$1,980,816	$2,036,275
Net realized gain (loss)	18,350,136	3,245,892	21,925,567	495,232
Net change in unrealized appreciation (depreciation)	13,710,436	(10,982,381)	9,039,820	2,098,139

Net increase (decrease) in net assets resulting from operations	34,362,815	(4,432,846)	32,946,203	4,629,646

Distributions to Shareholders from:
Net investment income	(2,385,041)	(2,943,188)	(1,427,460)	(2,039,215)
Net realized gains	—	—	—	—

Total distributions to shareholders	(2,385,041)	(2,943,188)	(1,427,460)	(2,039,215)

Shareholder Transactions:
Proceeds from shares sold	30,447,745	—	196,370,507	60,024,324
Value of shares repurchased	(50,228,264)	(45,790,737)	(122,356,446)	(28,511,244)

Net increase (decrease) in net assets resulting from shares transactions	(19,780,519)	(45,790,737)	74,014,061	31,513,080

Increase (Decrease) in Net Assets	12,197,255	(53,166,771)	105,532,804	34,103,511

Net Assets:
Beginning of year	188,664,909	241,831,680	92,202,192	58,098,681

End of year	$200,862,164	$188,664,909	$197,734,996	$92,202,192

Undistributed net investment income at end of year	$602,836	$649,550	$759,737	$383,421

Changes in Shares Outstanding:
Shares sold	1,250,000	—	6,000,000	2,200,000
Shares repurchased	(2,150,000)	(2,200,000)	(3,700,000)	(1,050,000)
Shares outstanding, beginning of year	8,850,000	11,050,000	3,300,000	2,150,000

Shares outstanding, end of year	7,950,000	8,850,000	5,600,000	3,300,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

110

PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP)		PowerShares S&P International Developed Quality Portfolio (IDHQ)
2017	2016	2017	2016

$20,793	$18,476	$485,563	$448,464
231,077	(111,213)	1,194,510	225,395
62,728	(3,619)	3,063,636	(648,114)

314,598	(96,356)	4,743,709	25,745

(30,342)	(10,051)	(571,984)	(448,611)
—	(10,531)	—	—

(30,342)	(20,582)	(571,984)	(448,611)

—	1,241,552	9,005,197	16,658,112
—	(2,560,834)	(5,602,570)	(14,787,248)

—	(1,319,282)	3,402,627	1,870,864

284,256	(1,436,220)	7,574,352	1,447,998

1,250,928	2,687,148	20,628,384	19,180,386

$1,535,184	$1,250,928	$28,202,736	$20,628,384

$9,394	$15,024	$59,906	$124,877

—	50,000	400,000	850,000
—	(100,000)	(250,000)	(750,000)
50,001	100,001	1,050,000	950,000

50,001	50,001	1,200,000	1,050,000

111

Financial Highlights

PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP)

	Year Ended October 31,		For the Period October 6, 2015(a) Through October 31, 2015
	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$26.19	$26.56	$25.66
Net investment income(b)	0.87	0.81	0.03
Net realized and unrealized gain (loss) on investments	2.90	(0.29)	0.87
Total from investment operations	3.77	0.52	0.90
Distributions to shareholders from:
Net investment income	(1.22)	(0.79)	—
Net realized gains	—	(0.10)	—
Total distributions	(1.22)	(0.89)	—
Net asset value at end of period	$28.74	$26.19	$26.56
Market price at end of period(c)	$28.75	$26.16	$26.52
Net Asset Value Total Return(d)	14.93%	2.04%	3.51	%(e)
Market Price Total Return(d)	15.11%	2.06%	3.35	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,437	$1,310	$2,656
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25	%(f)
Net investment income	3.20%	3.09%	2.05	%(f)
Portfolio turnover rate(g)	64%	75%	0	%(h)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 2.47%. The market price total return from Fund Inception to October 31, 2015 was 2.20%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(h)	Amount represents less than 0.5%.

PowerShares DWA Developed Markets Momentum Portfolio (PIZ)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$22.29	$23.36	$24.49	$25.39	$19.33
Net investment income(a)	0.36	0.35	0.27	0.38	0.35
Net realized and unrealized gain (loss) on investments	5.05	(1.04)	(1.15)	(0.43)	6.00
Total from investment operations	5.41	(0.69)	(0.88)	(0.05)	6.35
Distributions to shareholders from:
Net investment income	(0.40)	(0.38)	(0.25)	(0.85)	(0.29)
Net asset value at end of year	$27.30	$22.29	$23.36	$24.49	$25.39
Market price at end of year(b)	$27.35	$22.27	$23.21	$24.55	$25.47
Net Asset Value Total Return(c)	24.58%	(2.97)%	(3.63)%	(0.35)%	33.09%
Market Price Total Return(c)	24.91%	(2.43)%	(4.48)%	(0.43)%	32.75%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$232,084	$173,891	$263,996	$383,322	$507,811
Ratio to average net assets of:
Expenses	0.81%	0.81%	0.81%	0.80%	0.81%
Net investment income	1.46%	1.50%	1.10%	1.48%	1.55%
Portfolio turnover rate(d)	98%	124%	120%	99%	96%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

112

Financial Highlights (continued)

PowerShares DWA Emerging Markets Momentum Portfolio (PIE)

	Year Ended October 31,
	2017	2016		2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$16.11	$16.02		$18.91	$18.78	$17.44
Net investment income(a)	0.28	0.16		0.12	0.13	0.24
Net realized and unrealized gain (loss) on investments	3.34	0.14	(b)	(2.94)	0.08	1.24
Total from investment operations	3.62	0.30		(2.82)	0.21	1.48
Distributions to shareholders from:
Net investment income	(0.26)	(0.21)		(0.10)	(0.10)	(0.16)
Return of capital	—	(0.01)		—	—	—
Total distributions	(0.26)	(0.22)		(0.10)	(0.10)	(0.16)
Transaction fees(a)	0.01	0.01		0.03	0.02	0.02
Net asset value at end of year	$19.48	$16.11		$16.02	$18.91	$18.78
Market price at end of year(c)	$19.54	$16.10		$15.97	$18.79	$18.76
Net Asset Value Total Return(d)	22.72%	2.00	%(b)	(14.78)%	1.27%	8.66%
Market Price Total Return(d)	23.18%	2.25%		(14.50)%	0.74%	8.29%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$212,377	$183,668		$196,268	$402,684	$373,792
Ratio to average net assets of:
Expenses	0.90%	0.90%		0.90%	0.90%	0.91%
Net investment income	1.67%	1.04%		0.68%	0.69%	1.26%
Portfolio turnover rate(e)	174%	160%		176%	147%	142%

(a)	Based on average shares outstanding.
(b)	Includes settlement proceeds recorded during the period. Had these settlement proceeds not been recorded Net realized and unrealized gain (loss) on investments per share would have been $0.10 and total return would have been lower.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Emerging Markets Infrastructure Portfolio (PXR)

	Year Ended October 31,
	2017	2016		2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$31.17	$30.97		$36.81	$38.71	$40.15
Net investment income(a)	0.41	0.45		0.60	0.53	0.54
Net realized and unrealized gain (loss) on investments	5.93	0.26	(b)	(5.83)	(1.74)	(1.48)
Total from investment operations	6.34	0.71		(5.23)	(1.21)	(0.94)
Distributions to shareholders from:
Net investment income	(0.41)	(0.51)		(0.61)	(0.69)	(0.50)
Net asset value at end of year	$37.10	$31.17		$30.97	$36.81	$38.71
Market price at end of year(c)	$37.20	$31.10		$30.67	$36.62	$38.31
Net Asset Value Total Return(d)	20.40%	2.44	%(b)	(14.36)%	(3.16)%	(2.35)%
Market Price Total Return(d)	21.00%	3.21%		(14.74)%	(2.65)%	(2.75)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$20,404	$20,258		$27,872	$36,811	$71,615
Ratio to average net assets of:
Expenses	0.75%	0.75%		0.77%	0.76%	0.76%
Net investment income	1.19%	1.54%		1.69%	1.42%	1.35%
Portfolio turnover rate(e)	39%	28%		34%	20%	30%

(a)	Based on average shares outstanding.
(b)	Includes settlement proceeds recorded during the period. Had these settlement proceeds not been recorded Net realized and unrealized gain (loss) on investments per share would have been $0.06 and total return would have been lower.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

113

Financial Highlights (continued)

PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU)

	Year Ended October 31,			For the Period May 4, 2015(a) Through October 31, 2015
	2017		2016
Per Share Operating Performance:
Net asset value at beginning of period	$23.85		$25.23	$25.14
Net investment income(b)	0.66	(c)	0.86	0.11
Net realized and unrealized gain (loss) on investments	3.13		(1.38)	0.17
Total from investment operations	3.79		(0.52)	0.28
Distributions to shareholders from:
Net investment income	(3.63)		(0.86)	(0.19)
Transaction Fees(b)	0.01		—	—
Net asset value at end of period	$24.02		$23.85	$25.23
Market price at end of period(d)	$24.12		$23.83	$25.21
Net Asset Value Total Return(e)	18.57%		(2.00)%	1.16	%(f)
Market Price Total Return(e)	19.20%		(2.02)%	1.08	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$6,005		$169,309	$172,812
Ratio to average net assets of:
Expenses	0.27%		0.25%	0.25	%(g)
Net investment income	2.80	%(c)	3.59%	0.95	%(g)
Portfolio turnover rate(h)	25%		77%	26%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.29 and 1.24%, respectively.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (May 7, 2015, the first day of trading on the exchange) to October 31, 2015 was 3.68%. The market price total return from Fund Inception to October 31, 2015 was 3.25%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)

	Year Ended October 31,
	2017	2016	2015		2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$47.98	$45.16	$55.46		$58.66	$54.04
Net investment income(a)	1.89	1.41	1.98	(b)	1.77	1.54
Net realized and unrealized gain (loss) on investments	10.27	3.13	(10.57)		(3.17)	5.07
Total from investment operations	12.16	4.54	(8.59)		(1.40)	6.61
Distributions to shareholders from:
Net investment income	(1.97)	(1.72)	(1.71)		(1.80)	(1.99)
Net asset value at end of year	$58.17	$47.98	$45.16		$55.46	$58.66
Market price at end of year(c)	$58.08	$47.75	$45.08		$55.40	$58.38
Net Asset Value Total Return(d)	25.90%	10.52%	(15.78)%		(2.38)%	12.50%
Market Price Total Return(d)	26.32%	10.21%	(15.83)%		(2.02)%	12.38%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$26,178	$23,990	$22,578		$44,369	$49,861
Ratio to average net assets of:
Expenses, after Waivers	0.49%	0.49%	0.49%		0.49%	0.51%
Expenses, prior to Waivers	0.49%	0.49%	0.49%		0.49%	0.53%
Net investment income, after Waivers	3.54%	3.16%	3.93	%(b)	3.10%	2.74%
Portfolio turnover rate(e)	17%	20%	19%		16%	32%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.75 and 3.46%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

114

Financial Highlights (continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

	Year Ended October 31,
	2017	2016	2015	2014		2013
Per Share Operating Performance:
Net asset value at beginning of year	$36.74	$38.60	$41.20	$42.99		$34.18
Net investment income(a)	1.20	1.09	1.16	1.55	(b)	1.08
Net realized and unrealized gain (loss) on investments	7.98	(1.82)	(2.65)	(1.79)		8.75
Total from investment operations	9.18	(0.73)	(1.49)	(0.24)		9.83
Distributions to shareholders from:
Net investment income	(1.26)	(1.13)	(1.11)	(1.55)		(1.02)
Net asset value at end of year	$44.66	$36.74	$38.60	$41.20		$42.99
Market price at end of year(c)	$44.81	$36.68	$38.34	$41.71		$43.23
Net Asset Value Total Return(d)	25.38%	(1.73)%	(3.72)%	(0.72)%		29.20%
Market Price Total Return(d)	25.99%	(1.24)%	(5.55)%	(0.07)%		29.49%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,214,850	$938,650	$787,536	$762,267		$649,172
Ratio to average net assets of:
Expenses, after Waivers	0.45%	0.45%	0.46%	0.45%		0.48%
Expenses, prior to Waivers	0.45%	0.45%	0.46%	0.45%		0.49%
Net investment income, after Waivers	2.95%	3.05%	2.87%	3.57	%(b)	2.82%
Portfolio turnover rate(e)	13%	14%	12%	16%		17%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.31 and 3.00%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$27.37	$26.60	$26.48	$27.40	$22.18
Net investment income(a)	0.59	0.53	0.46	0.48	0.44
Net realized and unrealized gain (loss) on investments	5.99	0.86	0.12	(0.79)	5.36
Total from investment operations	6.58	1.39	0.58	(0.31)	5.80
Distributions to shareholders from:
Net investment income	(0.62)	(0.62)	(0.46)	(0.61)	(0.58)
Net asset value at end of year	$33.33	$27.37	$26.60	$26.48	$27.40
Market price at end of year(b)	$33.44	$27.30	$26.66	$27.11	$27.87
Net Asset Value Total Return(c)	24.36%	5.37%	2.18%	(1.21)%	26.56%
Market Price Total Return(c)	25.09%	4.87%	0.01%	(0.58)%	28.00%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$206,657	$162,854	$143,621	$105,915	$98,656
Ratio to average net assets of:
Expenses, after Waivers	0.49%	0.49%	0.50%	0.49%	0.52%
Expenses, prior to Waivers	0.49%	0.49%	0.50%	0.49%	0.54%
Net investment income, after Waivers	1.98%	2.01%	1.73%	1.73%	1.78%
Portfolio turnover rate(d)	19%	25%	24%	24%	27%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

115

Financial Highlights (continued)

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

	Year Ended October 31,
	2017		2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$18.81		$15.44	$20.38	$21.41	$21.20
Net investment income(a)	0.57		0.42	0.53	0.60	0.56
Net realized and unrealized gain (loss) on investments	2.81		3.37	(5.02)	(1.02)	0.19
Total from investment operations	3.38		3.79	(4.49)	(0.42)	0.75
Distributions to shareholders from:
Net investment income	(0.53)		(0.42)	(0.45)	(0.61)	(0.54)
Net asset value at end of year	$21.66		$18.81	$15.44	$20.38	$21.41
Market price at end of year(b)	$21.62		$18.80	$15.37	$20.25	$21.21
Net Asset Value Total Return(c)	18.10%		25.08%	(22.16)%	(2.03)%	3.67%
Market Price Total Return(c)	17.94%		25.57%	(22.00)%	(1.73)%	3.14%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$967,201		$625,398	$293,398	$387,200	$367,102
Ratio to average net assets of:
Expenses, after Waivers	0.48	%(d)	0.48%	0.49%	0.49%	0.52%
Expenses, prior to Waivers	0.49	%(d)	0.49%	0.49%	0.49%	0.54%
Net investment income, after Waivers	2.84%		2.66%	2.88%	2.91%	2.66%
Portfolio turnover rate(e)	24%		16%	34%	22%	24%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Global Agriculture Portfolio (PAGG)

	Year Ended October 31,
	2017	2016	2015	2014		2013
Per Share Operating Performance:
Net asset value at beginning of year	$23.47	$25.09	$29.31	$29.60		$29.82
Net investment income(a)	0.23	0.48	0.68	0.69	(b)	0.49
Net realized and unrealized gain (loss) on investments	3.52	(1.59)	(4.17)	(0.29)		(0.22)
Total from investment operations	3.75	(1.11)	(3.49)	0.40		0.27
Distributions to shareholders from:
Net investment income	(0.46)	(0.51)	(0.73)	(0.69)		(0.49)
Net asset value at end of year	$26.76	$23.47	$25.09	$29.31		$29.60
Market price at end of year(c)	$26.70	$23.50	$25.05	$29.25		$29.49
Net Asset Value Total Return(d)	16.12%	(4.39)%	(12.10)%	1.31%		0.91%
Market Price Total Return(d)	15.73%	(4.11)%	(12.06)%	1.49%		1.07%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$22,746	$22,301	$27,604	$55,698		$93,233
Ratio to average net assets of:
Expenses	0.77%	0.76%	0.76%	0.75%		0.76%
Net investment income	0.92%	2.07%	2.35%	2.31	%(b)	1.63%
Portfolio turnover rate(e)	45%	36%	32%	22%		17%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.53 and 1.77%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

116

Financial Highlights (continued)

PowerShares Global Clean Energy Portfolio (PBD)

	Year Ended October 31,
	2017	2016		2015	2014		2013
Per Share Operating Performance:
Net asset value at beginning of year	$10.65	$11.46		$12.52	$12.04		$7.40
Net investment income(a)	0.23	0.20		0.13	0.11		0.10
Net realized and unrealized gain (loss) on investments	2.39	(0.80	)(b)	(1.07)	0.47	(b)	4.65
Total from investment operations	2.62	(0.60)		(0.94)	0.58		4.75
Distributions to shareholders from:
Net investment income	(0.19)	(0.21)		(0.12)	(0.10)		(0.11)
Net asset value at end of year	$13.08	$10.65		$11.46	$12.52		$12.04
Market price at end of year(c)	$13.07	$10.62		$11.46	$12.60		$12.03
Net Asset Value Total Return(d)	24.90%	(5.29	)%(b)	(7.51)%	4.79	%(b)	64.73%
Market Price Total Return(d)	25.17%	(5.56)%		(8.10)%	5.55%		65.94%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$60,499	$56,152		$66,762	$77,288		$81,000
Ratio to average net assets of:
Expenses	0.75%	0.75%		0.77%	0.76%		0.82%
Net investment income	1.98%	1.83%		1.11%	0.83%		1.10%
Portfolio turnover rate(e)	40%	57%		51%	53%		48%

(a)	Based on average shares outstanding.
(b)	Includes settlement proceeds recorded during the period. Had these settlement proceeds not been recorded Net realized and unrealized gain (loss) on investments per share would have been $(0.83) and $0.42 for the year ended October 31, 2016 and the year ended October 31, 2104, respectively, and total return would have been lower.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Global Gold and Precious Metals Portfolio (PSAU)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$20.85	$12.94	$15.25	$21.32	$40.49
Net investment income(a)	0.04	0.01	0.08	0.05	0.19
Net realized and unrealized gain (loss) on investments	(1.60)	7.92	(2.29)	(6.07)	(19.26)
Total from investment operations	(1.56)	7.93	(2.21)	(6.02)	(19.07)
Distributions to shareholders from:
Net investment income	(0.21)	(0.02)	(0.10)	(0.05)	(0.10)
Net asset value at end of year	$19.08	$20.85	$12.94	$15.25	$21.32
Market price at end of year(b)	$19.04	$20.87	$12.89	$15.17	$21.19
Net Asset Value Total Return(c)	(7.30)%	61.40%	(14.63)%	(28.31)%	(47.10)%
Market Price Total Return(c)	(7.58)%	62.19%	(14.51)%	(28.25)%	(48.22)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$30,521	$42,741	$17,471	$18,299	$29,848
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.76%
Net investment income	0.19%	0.05%	0.49%	0.24%	0.70%
Portfolio turnover rate(d)	11%	27%	17%	18%	14%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

117

Financial Highlights (continued)

PowerShares Global Water Portfolio (PIO)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$21.32	$21.89	$23.35	$21.91	$17.01
Net investment income(a)	0.28	0.34	0.29	0.34	0.36
Net realized and unrealized gain (loss) on investments	3.95	(0.60)	(1.45)	1.44	4.86
Total from investment operations	4.23	(0.26)	(1.16)	1.78	5.22
Distributions to shareholders from:
Net investment income	(0.28)	(0.31)	(0.30)	(0.34)	(0.32)
Net asset value at end of year	$25.27	$21.32	$21.89	$23.35	$21.91
Market price at end of year(b)	$25.25	$21.29	$21.77	$23.30	$21.96
Net Asset Value Total Return(c)	20.01%	(1.14)%	(5.03)%	8.08%	30.91%
Market Price Total Return(c)	20.08%	(0.78)%	(5.35)%	7.59%	31.84%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$200,862	$188,665	$241,832	$288,367	$227,854
Ratio to average net assets of:
Expenses	0.75%	0.74%	0.76%	0.76%	0.83%
Net investment income	1.22%	1.62%	1.27%	1.46%	1.86%
Portfolio turnover rate(d)	34%	67%	78%	28%	52%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares International BuyBack AchieversTM Portfolio (IPKW)

	Year Ended October 31,				For the Period February 24, 2014(a) Through October 31, 2014
	2017	2016		2015
Per Share Operating Performance:
Net asset value at beginning of period	$27.94	$27.02		$25.05	$25.03
Net investment income(b)	0.47	0.74	(c)	0.44	0.33
Net realized and unrealized gain (loss) on investments	7.28	0.89		1.82	(0.09)
Total from investment operations	7.75	1.63		2.26	0.24
Distributions to shareholders from:
Net investment income	(0.38)	(0.71)		(0.29)	(0.22)
Net asset value at end of period	$35.31	$27.94		$27.02	$25.05
Market price at end of period(d)	$35.47	$28.02		$26.96	$25.35
Net Asset Value Total Return(e)	28.03%	6.25%		9.04%	0.91	%(f)
Market Price Total Return(e)	28.24%	6.78%		7.51%	2.11	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$197,735	$92,202		$58,099	$17,537
Ratio to average net assets of:
Expenses	0.55%	0.55%		0.55%	0.55	%(g)
Net investment income	1.47%	2.76	%(c)	1.68%	1.88	%(g)
Portfolio turnover rate(h)	118%	106%		162%	130%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.51 and 1.90%, respectively.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (February 27, 2014, the first day of trading on the exchange) to October 31, 2014 was 1.23%. The market price total return from Fund Inception to October 31, 2014 was 1.87%.
(g) Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

118

Financial Highlights (continued)

PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP)

	Year Ended October 31,		For the Period October 6, 2015(a) Through October 31, 2015
	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$25.02	$26.87	$25.42
Net investment income(b)	0.42	0.32	0.00	(c)
Net realized and unrealized gain (loss) on investments	5.87	(1.96)	1.45
Total from investment operations	6.29	(1.64)	1.45
Distributions to shareholders from:
Net investment income	(0.61)	(0.10)	—
Net realized gains	—	(0.11)	—
Total distributions	(0.61)	(0.21)	—
Net asset value at end of period	$30.70	$25.02	$26.87
Market price at end of period(d)	$30.75	$24.91	$26.70
Net Asset Value Total Return(e)	25.46%	(6.17)%	5.70	%(f)
Market Price Total Return(e)	26.23%	(5.98)%	5.04	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,535	$1,251	$2,687
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25	%(g)
Net investment income	1.52%	1.26%	0.15	%(g)
Portfolio turnover rate(h)	60%	80%	—%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 2.95%. The market price total return from Fund Inception to October 31, 2015 was 2.42%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P International Developed Quality Portfolio (IDHQ)

	Year Ended October 31,
	2017	2016		2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$19.65	$20.19		$19.42	$19.67	$16.65
Net investment income(a)	0.45	0.41		0.33	0.35	0.32
Net realized and unrealized gain (loss) on investments	3.88	(0.54	)(b)	0.75	(0.21)	3.04
Total from investment operations	4.33	(0.13)		1.08	0.14	3.36
Distributions to shareholders from:
Net investment income	(0.48)	(0.41)		(0.31)	(0.39)	(0.34)
Net asset value at end of year	$23.50	$19.65		$20.19	$19.42	$19.67
Market price at end of year(c)	$23.71	$19.61		$20.14	$19.59	$19.68
Net Asset Value Total Return(d)	22.36%	(0.62	)%(b)	5.60%	0.66%	20.44%
Market Price Total Return(d)	23.70%	(0.59)%		4.42%	1.48%	19.34%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$28,203	$20,628		$19,180	$16,505	$21,641
Ratio to average net assets of:
Expenses, after Waivers	0.31%	0.45%		0.49%	0.47%	0.57%
Expenses, prior to Waivers	0.31%	0.45%		0.49%	0.47%	0.59%
Net investment income, after Waivers	2.10%	2.09%		1.66%	1.73%	1.79%
Portfolio turnover rate(e)	49%	165%		78%	57%	28%

(a)	Based on average shares outstanding.
(b)	Includes settlement proceeds recorded during the period. Had these settlement proceeds not been recorded Net realized and unrealized gain (loss) on investments per share would have been $(0.71) and total return would have been lower.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended October 31, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

119

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2017

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2017, the Trust offered eighty portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP)	“Developed EuroPacific Currency Hedged Low Volatility Portfolio”
PowerShares DWA Developed Markets Momentum Portfolio (PIZ)	“DWA Developed Markets Momentum Portfolio”
PowerShares DWA Emerging Markets Momentum Portfolio (PIE)	“DWA Emerging Markets Momentum Portfolio”
PowerShares Emerging Markets Infrastructure Portfolio (PXR)	“Emerging Markets Infrastructure Portfolio”
PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU)	“Europe Currency Hedged Low Volatility Portfolio”
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)	“FTSE RAFI Asia Pacific ex-Japan Portfolio”
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)	“FTSE RAFI Developed Markets ex-U.S. Portfolio”
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)	“FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio”
PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)	“FTSE RAFI Emerging Markets Portfolio”
PowerShares Global Agriculture Portfolio (PAGG)	“Global Agriculture Portfolio”
PowerShares Global Clean Energy Portfolio (PBD)	“Global Clean Energy Portfolio”
PowerShares Global Gold and Precious Metals Portfolio (PSAU)	“Global Gold and Precious Metals Portfolio”
PowerShares Global Water Portfolio (PIO)	“Global Water Portfolio”
PowerShares International BuyBack AchieversTM Portfolio (IPKW)	“International BuyBack AchieversTM Portfolio”
PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP)	“Japan Currency Hedged Low Volatility Portfolio”
PowerShares S&P International Developed Quality Portfolio (IDHQ)	“S&P International Developed Quality Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on the following exchanges:

Fund	Exchange
Developed EuroPacific Currency Hedged Low Volatility Portfolio	NYSE Arca, Inc.
DWA Developed Markets Momentum Portfolio	The NASDAQ Stock Market LLC*
DWA Emerging Markets Momentum Portfolio	The NASDAQ Stock Market LLC*
Emerging Markets Infrastructure Portfolio	NYSE Arca, Inc.
Europe Currency Hedged Low Volatility Portfolio	NYSE Arca, Inc.
FTSE RAFI Asia Pacific ex-Japan Portfolio	NYSE Arca, Inc.
FTSE RAFI Developed Markets ex-U.S. Portfolio	NYSE Arca, Inc.
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	NYSE Arca, Inc.
FTSE RAFI Emerging Markets Portfolio	NYSE Arca, Inc.
Global Agriculture Portfolio	The NASDAQ Stock Market LLC
Global Clean Energy Portfolio	NYSE Arca, Inc.
Global Gold and Precious Metals Portfolio	The NASDAQ Stock Market LLC
Global Water Portfolio	The NASDAQ Stock Market LLC*
International BuyBack AchieversTM Portfolio	The NASDAQ Stock Market LLC
Japan Currency Hedged Low Volatility Portfolio	NYSE Arca, Inc.
S&P International Developed Quality Portfolio	NYSE Arca, Inc.

*	Prior to December 7, 2016 Shares were listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a

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“Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Developed EuroPacific Currency Hedged Low Volatility Portfolio	S&P EPAC Ex Korea Low Volatility USD Hedged Index
DWA Developed Markets Momentum Portfolio	Dorsey Wright® Developed Markets Technical Leaders Index
DWA Emerging Markets Momentum Portfolio	Dorsey Wright® Emerging Markets Technical Leaders Index
Emerging Markets Infrastructure Portfolio	S-Network Emerging Infrastructure Builders IndexSM
Europe Currency Hedged Low Volatility Portfolio	S&P Eurozone Low Volatility USD Hedged Index
FTSE RAFI Asia Pacific ex-Japan Portfolio	FTSE RAFI Developed Asia Pacific ex-Japan Index
FTSE RAFI Developed Markets ex-U.S. Portfolio	FTSE RAFI Developed ex-U.S. 1000 Index
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	FTSE RAFI Developed ex-U.S. Mid-Small 1500 Index
FTSE RAFI Emerging Markets Portfolio	FTSE RAFI Emerging Markets Index
Global Agriculture Portfolio	NASDAQ OMX Global Agriculture IndexSM
Global Clean Energy Portfolio	WilderHill New Energy Global Innovation Index
Global Gold and Precious Metals Portfolio	NASDAQ OMX Global Gold and Precious Metals IndexSM
Global Water Portfolio	NASDAQ OMX Global Water IndexSM
International BuyBack AchieversTM Portfolio	NASDAQ International BuyBack AchieversTM Index
Japan Currency Hedged Low Volatility Portfolio	S&P Japan 500® Low Volatility USD Hedged Index
S&P International Developed Quality Portfolio	S&P Quality Developed ex-U.S. LargeMidCap Index

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

Securities, including restricted securities in a fund that are held as investments (the “Underlying Fund”), if any, of a Fund, are valued in accordance with the Underlying Fund’s valuation policy. The policies of Underlying Funds affiliated with the Funds as a result of having the same investment adviser are the same as those set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt

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obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other AP is able to step forward to create or redeem Creation Units, that Fund’s Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the

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Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry or Geographic Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector, or, in a specific country or geographic region. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry, sector, country or region, each Fund will also concentrate its investments to approximately the same extent. By so concentrating its investments, a Fund may face more risks than if it were diversified broadly over numerous industries, sectors, countries or geographic regions. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV. Also, a natural or other disaster could occur in a country or geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact such Fund’s investments in the affected country or region.

Non-Diversified Fund Risk. Developed EuroPacific Currency Hedged Low Volatility Portfolio, Europe Currency Hedged Low Volatility Portfolio, Global Agriculture Portfolio, Global Gold and Precious Metals Portfolio, Global Water Portfolio, International BuyBack AchieversTM Portfolio and Japan Currency Hedged Low Volatility Portfolio are non-diversified and can invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. FTSE RAFI Emerging Markets Portfolio’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. As the Funds may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Funds’ returns. Such risks may be exacerbated in emerging markets, where securities laws are relatively new and unsettled.

Small- and Mid-Capitalization Company Risk. For each Fund (except DWA Developed Markets Momentum Portfolio, DWA Emerging Markets Momentum Portfolio, FTSE RAFI Asia Pacific ex-Japan Portfolio, FTSE RAFI Developed Markets ex-U.S. Portfolio, FTSE RAFI Emerging Markets Portfolio and Japan Currency Hedged Low Volatility Portfolio), investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Portfolio Turnover Risk. DWA Developed Markets Momentum Portfolio, DWA Emerging Markets Momentum Portfolio and International BuyBack AchieversTM Portfolio may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Currency Risk. The Funds may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because a Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

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Currency Hedging Risk. While currency hedging can reduce or eliminate losses, it can also reduce or eliminate gains. There can be no assurance that the hedging strategy of Developed EuroPacific Currency Hedged Low Volatility Portfolio, Europe Currency Hedged Low Volatility Portfolio or Japan Currency Hedged Low Volatility Portfolio will effectively reduce the currency risk included in either Fund’s portfolio. Hedges are sometimes subject to imperfect matching between the derivative and its reference asset. Some foreign currency forward contracts are less liquid, which could result in a Fund being unable to structure its hedging transactions as intended. Increased volatility in exchange rates will generally reduce the effectiveness of those Funds’ currency hedging strategy. The effectiveness of the Funds’ currency hedging strategy will also in general be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may impact the effectiveness of a Fund’s currency hedging strategy.

Commodity Pool Risk. Under amended regulations promulgated by the CFTC, investments by Developed EuroPacific Currency Hedged Low Volatility Portfolio, Europe Currency Hedged Low Volatility Portfolio and Japan Currency Hedged Low Volatility Portfolio will cause each Fund to be considered a commodity pool, thereby subjecting it to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a commodity pool operator (“CPO”) and as a commodity trading advisor (“CTA”), and will manage the Funds in accordance with CFTC rules, as well as the rules that apply to registered investment companies. Registration as a CPO or CTA imposes additional compliance obligations on the Adviser, which could increase costs and may affect the operations and financial performance of the Funds.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s net asset value and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50%

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or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund (except for Europe Currency Hedged Low Volatility Portfolio, Global Agriculture Portfolio and Global Gold and Precious Metals Portfolio) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Europe Currency Hedged Low Volatility Portfolio declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Global Agriculture Portfolio and Global Gold and Precious Metals Portfolio each declares and pays dividends from net investment income, if any, to its shareholders annually and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I. Foreign Currency Translations

Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

J. Forward Foreign Currency Contracts

Developed EuroPacific Currency Hedged Low Volatility Portfolio, Europe Currency Hedged Low Volatility Portfolio and Japan Currency Hedged Low Volatility Portfolio engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

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The Funds also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund also enters into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Funds set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statements of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statements of Assets and Liabilities.

K. Securities Lending

During the fiscal year ended October 31, 2017, DWA Developed Markets Momentum Portfolio, DWA Emerging Markets Momentum Portfolio, Emerging Markets Infrastructure Portfolio, FTSE RAFI Developed Markets ex-U.S. Portfolio, FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, Global Agriculture Portfolio, Global Clean Energy Portfolio, Global Gold and Precious Metals Portfolio, Global Water Portfolio and International BuyBack AchieversTM Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
Developed EuroPacific Currency Hedged Low Volatility Portfolio	0.25%
DWA Developed Markets Momentum Portfolio	0.80%
DWA Emerging Markets Momentum Portfolio	0.90%
Emerging Markets Infrastructure Portfolio	0.75%
Europe Currency Hedged Low Volatility Portfolio	0.25%
FTSE RAFI Asia Pacific ex-Japan Portfolio	0.49%

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% of Average Daily Net Assets
FTSE RAFI Developed Markets ex-U.S. Portfolio	0.45%
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	0.49%
FTSE RAFI Emerging Markets Portfolio	0.49%
Global Agriculture Portfolio	0.75%
Global Clean Energy Portfolio	0.75%
Global Gold and Precious Metals Portfolio	0.75%
Global Water Portfolio	0.75%
International BuyBack AchieversTM Portfolio	0.55%
Japan Currency Hedged Low Volatility Portfolio	0.25%
S&P International Developed Quality Portfolio	0.29%*

*	Prior to January 1, 2017, the unitary management fee for S&P International Developed Quality Portfolio was 0.45% of the Fund’s average daily net assets.

Further, through August 31, 2019, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2017, the Adviser waived fees for each Fund in the following amounts:

Developed EuroPacific Currency Hedged Low Volatility Portfolio	$4
DWA Developed Markets Momentum Portfolio	193
DWA Emerging Markets Momentum Portfolio	486
Emerging Markets Infrastructure Portfolio	17
Europe Currency Hedged Low Volatility Portfolio	110
FTSE RAFI Asia Pacific ex-Japan Portfolio	63
FTSE RAFI Developed Markets ex-U.S. Portfolio	1,132
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	228
FTSE RAFI Emerging Markets Portfolio	64,506
Global Agriculture Portfolio	3
Global Clean Energy Portfolio	13
Global Gold and Precious Metals Portfolio	43
Global Water Portfolio	30
International BuyBack AchieversTM Portfolio	209
Japan Currency Hedged Low Volatility Portfolio	4
S&P International Developed Quality Portfolio	18

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Developed EuroPacific Currency Hedged Low Volatility Portfolio	S&P Dow Jones Indices LLC
DWA Developed Markets Momentum Portfolio	Dorsey Wright & Associates, LLC
DWA Emerging Markets Momentum Portfolio	Dorsey Wright & Associates, LLC
Emerging Markets Infrastructure Portfolio	S-Network Global Indexes Inc.
Europe Currency Hedged Low Volatility Portfolio	S&P Dow Jones Indices LLC
FTSE RAFI Asia Pacific ex-Japan Portfolio	FTSE International Ltd.
FTSE RAFI Developed Markets ex-U.S. Portfolio	FTSE International Ltd.
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	FTSE International Ltd.
FTSE RAFI Emerging Markets Portfolio	FTSE International Ltd.

127

Fund	Licensor
Global Agriculture Portfolio	Nasdaq, Inc.
Global Clean Energy Portfolio	WilderHill New Energy Finance, LLC
Global Gold and Precious Metals Portfolio	Nasdaq, Inc.
Global Water Portfolio	Nasdaq, Inc.
International BuyBack AchieversTM Portfolio	Nasdaq, Inc.
Japan Currency Hedged Low Volatility Portfolio	S&P Dow Jones Indices LLC
S&P International Developed Quality Portfolio	S&P Dow Jones Indices LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser also serves as the adviser for PowerShares India Portfolio, and therefore PowerShares India Portfolio is considered to be affiliated with the Funds. The table below shows FTSE RAFI Emerging Markets Portfolio’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended October 31, 2017.

FTSE RAFI Emerging Markets Portfolio

	Value October 31, 2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2017	Dividend Income
PowerShares India Portfolio	$7,130,798	$664,167	$(389,634)	$1,829,156	$(62,893)	$9,171,594	$98,311
Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of October 31, 2017, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the fiscal year ended October 31, 2017, there were no material transfers between valuation levels.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Developed EuroPacific Currency Hedged Low Volatility Portfolio
Equity Securities	$1,414,884	$—	$—	$1,414,884
Forward Foreign Currency Contracts(a)	—	19,680	—	19,680

Total Investments	1,414,884	19,680	—	1,434,564

128

	Investments in Securities
	Level 1	Level 2	Level 3	Total
DWA Developed Markets Momentum Portfolio
Equity Securities	$232,305,055	$8,667	$—	$232,313,722

DWA Emerging Markets Momentum Portfolio
Equity Securities	212,405,822	19,321	—	212,425,143

Europe Currency Hedged Low Volatility Portfolio
Equity Securities	5,516,564	—	—	5,516,564
Forward Foreign Currency Contracts(a)	—	88,659	—	88,659

Total Investments	5,516,564	88,659	—	5,605,223

FTSE RAFI Asia Pacific ex-Japan Portfolio
Equity Securities	26,182,842	—	0	26,182,842

FTSE RAFI Developed Markets ex-U.S. Portfolio
Equity Securities	1,228,474,018	8,825	0	1,228,482,843

FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio
Equity Securities	209,533,803	59,377	53,304	209,646,484

FTSE RAFI Emerging Markets Portfolio
Equity Securities	967,708,801	—	0	967,708,801

International BuyBack AchieversTM Portfolio
Equity Securities	201,162,630	—	84,133	201,246,763

Japan Currency Hedged Low Volatility Portfolio
Equity Securities	1,512,092	—	—	1,512,092
Forward Foreign Currency Contracts(a)	—	14,614	—	14,614

Total Investments	1,512,092	14,614	—	1,526,706

(a)	Unrealized appreciation.

Note 6. Derivative Investments

The Funds may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Funds do not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statements of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of each Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2017:

	Value
	Developed EuroPacific Currency Hedged Low Volatility Portfolio	Europe Currency Hedged Low Volatility Portfolio	Japan Currency Hedged Low Volatility Portfolio
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$20,018	$90,263	$15,012
Derivatives not subject to master netting agreements	—	—	—

Total Derivative Assets subject to master netting agreements	$20,018	$90,263	$15,012

Derivative Liabilities	Currency Risk
Unrealized depreciation forward foreign currency contracts outstanding	$(338)	$(1,604)	$(398)
Derivatives not subject to master netting agreements	—	—	—

Total Derivative Liabilities subject to master netting agreements	$(338)	$(1,604)	$(398)

129

Offsetting Assets and Liabilities

The tables below reflects the Funds exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2017:

Developed EuroPacific Currency Hedged Low Volatility Portfolio

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward foreign currency contracts	Forward foreign currency contracts	Net value of derivatives	Non-Cash	Cash	Net amount
CIBC World Markets Corp.	$20,018	$(338)	$19,680	$—	$—	$19,680

Europe Currency Hedged Low Volatility Portfolio

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward foreign currency contracts	Forward foreign currency contracts	Net value of derivatives	Non-Cash	Cash	Net amount
CIBC World Markets Corp.	$31,539	$(539)	$31,000	$—	$—	$31,000
Goldman Sachs & Co. LLC	29,370	(529)	28,841	—	—	28,841
RBC Capital Markets LLC	29,354	(536)	28,818	—	—	28,818

Total	$90,263	$(1,604)	$88,659	$—	$—	$88,659

Japan Currency Hedged Low Volatility Portfolio

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward foreign currency contracts	Forward foreign currency contracts	Net value of derivatives	Non-Cash	Cash	Net amount
CIBC World Markets Corp.	$5,498	$(136)	$5,362	$—	$—	$5,362
Goldman Sachs & Co. LLC	4,758	(131)	4,627	—	—	4,627
RBC Capital Markets LLC	4,756	(131)	4,625	—	—	4,625

Total	$15,012	$(398)	$14,614	$—	$—	$14,614

Effect of Derivative Investments for the Fiscal Year Ended October 31, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statements of Operations
	Developed EuroPacific Currency Hedged Low Volatility Portfolio	Europe Currency Hedged Low Volatility Portfolio	Japan Currency Hedged Low Volatility Portfolio
	Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(16,242)	$8,282,412	$142,666
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(13,986)	(4,364,390)	(31,381)

Total	$(30,228)	$3,918,022	$111,285

130

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

	Average Notional Value
	Developed EuroPacific Currency Hedged Low Volatility Portfolio	Europe Currency Hedged Low Volatility Portfolio	Japan Currency Hedged Low Volatility Portfolio
Forward foreign currency contracts	$2,848,610	$42,733,101	$2,934,052

Note 7. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2017 and 2016:

	2017			2016
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Developed EuroPacific Currency Hedged Low Volatility Portfolio	$61,083	$—	$—	$55,672	$3,043	$—
DWA Developed Markets Momentum Portfolio	3,037,238	—	—	3,575,110	—	—
DWA Emerging Markets Momentum Portfolio	2,687,364	—	—	2,384,361	—	66,148
Emerging Markets Infrastructure Portfolio	226,568	—	—	355,728	—	—
Europe Currency Hedged Low Volatility Portfolio	1,722,751	—	—	8,081,224	—	—
FTSE RAFI Asia Pacific ex-Japan Portfolio	985,243	—	—	858,645	—	—
FTSE RAFI Developed Markets ex-U.S. Portfolio	33,332,106	—	—	23,487,004	—	—
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	3,758,579	—	—	3,521,834	—	—
FTSE RAFI Emerging Markets Portfolio	22,154,095	—	—	11,147,902	—	—
Global Agriculture Portfolio	410,696	—	—	520,195	—	—
Global Clean Energy Portfolio	928,991	—	—	1,139,789	—	—
Global Gold and Precious Metals Portfolio	431,334	—	—	25,870	—	—
Global Water Portfolio	2,385,041	—	—	2,943,188	—	—
International BuyBack AchieversTM Portfolio	1,427,460	—	—	2,039,215	—	—
Japan Currency Hedged Low Volatility Portfolio	30,342	—	—	14,263	6,319	—
S&P International Developed Quality Portfolio	571,984	—	—	448,611	—	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)— Investments	Net Unrealized Appreciation (Depreciation)— Foreign Currencies	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
Developed EuroPacific Currency Hedged Low Volatility Portfolio	$30,593	$14,085	$107,082	$(35)	$—	$1,285,411	$1,437,136
DWA Developed Markets Momentum Portfolio	1,092,991	—	37,050,009	(36,843)	(101,011,691)	294,989,442	232,083,908
DWA Emerging Markets Momentum Portfolio	1,935,786	—	37,123,287	(984)	(116,241,959)	289,560,728	212,376,858
Emerging Markets Infrastructure Portfolio	21,520	—	1,611,235	101	(38,130,930)	56,901,843	20,403,769
Europe Currency Hedged Low Volatility Portfolio	3,173,532	—	542,142	15,030	(5,987,518)	8,261,421	6,004,607
FTSE RAFI Asia Pacific ex-Japan Portfolio	208,537	—	2,357,640	34	(4,495,821)	28,107,777	26,178,167
FTSE RAFI Developed Markets ex-U.S. Portfolio	6,862,725	—	135,007,791	(7,647)	(52,492,219)	1,125,479,085	1,214,849,735
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	2,286,764	—	40,793,925	(4,122)	(14,041,897)	177,622,206	206,656,876

131

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)— Investments	Net Unrealized Appreciation (Depreciation)— Foreign Currencies	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
FTSE RAFI Emerging Markets Portfolio	$2,298,351	$—	$105,533,835	$(10,231)	$(60,163,748)	$919,542,875	$967,201,082
Global Agriculture Portfolio	16,016	—	(2,374,115)	(7,490)	(14,958,385)	40,069,686	22,745,712
Global Clean Energy Portfolio	416,408	—	11,114,441	(1,413)	(123,663,332)	172,633,112	60,499,216
Global Gold and Precious Metals Portfolio	413,504	—	(6,651,554)	(17)	(18,497,419)	55,256,879	30,521,393
Global Water Portfolio	602,836	—	40,548,517	(13,927)	(52,723,492)	212,448,230	200,862,164
International BuyBack AchieversTM Portfolio	1,215,455	—	10,070,758	(9,669)	(10,019,279)	196,477,731	197,734,996
Japan Currency Hedged Low Volatility Portfolio	60,972	18,430	172,125	(104)	—	1,283,761	1,535,184
S&P International Developed Quality Portfolio	59,906	—	3,104,603	(552)	(6,235,455)	31,274,234	28,202,736

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of October 31, 2017:

			Post-effective/no expiration
	2018	2019	Short-Term	Long-Term	Total*	Expired
Developed EuroPacific Currency Hedged Low Volatility Portfolio	$—	$—	$—	$—	$—	$—
DWA Developed Markets Momentum Portfolio	1,071,796	11,083,378	88,856,517	—	101,011,691	6,761,697
DWA Emerging Markets Momentum Portfolio	602,137	18,886,830	96,752,992	—	116,241,959	5,190,203
Emerging Markets Infrastructure Portfolio	5,545	7,449,409	5,713,970	24,962,006	38,130,930	—
Europe Currency Hedged Low Volatility Portfolio	—	—	5,987,518	—	5,987,518	—
FTSE RAFI Asia Pacific ex-Japan Portfolio	923,451	—	490,579	3,081,791	4,495,821	4,187,699
FTSE RAFI Developed Markets ex-U.S. Portfolio	5,210,563	1,248,239	—	46,033,417	52,492,219	8,801,477
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	695,775	—	450,008	12,896,114	14,041,897	2,633,165
FTSE RAFI Emerging Markets Portfolio	450,476	—	—	59,713,272	60,163,748	11,700,199
Global Agriculture Portfolio	—	365,885	1,061,578	13,530,922	14,958,385	—
Global Clean Energy Portfolio	22,796,787	31,202,293	11,242,840	58,421,412	123,663,332	65,130,758
Global Gold and Precious Metals Portfolio	—	374,482	2,000,846	16,122,091	18,497,419	—
Global Water Portfolio	1,909,380	4,235,497	37,105,892	9,472,723	52,723,492	41,990,185
International BuyBack AchieversTM Portfolio	—	—	7,643,356	2,375,923	10,019,279	—
Japan Currency Hedged Low Volatility Portfolio	—	—	—	—	—	—
S&P International Developed Quality Portfolio	980,146	2,056,117	2,473,966	725,226	6,235,455	19,713,557

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

132

Note 8. Investment Transactions

For the fiscal year ended October 31, 2017, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Developed EuroPacific Currency Hedged Low Volatility Portfolio	$866,616	$902,828
DWA Developed Markets Momentum Portfolio	184,741,825	183,543,103
DWA Emerging Markets Momentum Portfolio	298,127,181	298,048,925
Emerging Markets Infrastructure Portfolio	7,539,427	8,032,566
Europe Currency Hedged Low Volatility Portfolio	7,734,167	7,201,202
FTSE RAFI Asia Pacific ex-Japan Portfolio	4,358,596	5,479,740
FTSE RAFI Developed Markets ex-U.S. Portfolio	143,924,593	141,725,210
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	37,770,761	35,046,955
FTSE RAFI Emerging Markets Portfolio	281,157,292	189,638,241
Global Agriculture Portfolio	10,123,703	10,498,346
Global Clean Energy Portfolio	21,881,283	22,289,586
Global Gold and Precious Metals Portfolio	3,853,216	4,221,040
Global Water Portfolio	64,075,658	63,630,832
International BuyBack AchieversTM Portfolio	178,393,449	160,347,560
Japan Currency Hedged Low Volatility Portfolio	918,485	808,358
S&P International Developed High Quality Portfolio	11,690,561	11,518,153

For the fiscal year ended October 31, 2017, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Developed EuroPacific Currency Hedged Low Volatility Portfolio	$—	$—
DWA Developed Markets Momentum Portfolio	110,620,000	89,395,496
DWA Emerging Markets Momentum Portfolio	19,857,384	21,981,984
Emerging Markets Infrastructure Portfolio	—	2,675,724
Europe Currency Hedged Low Volatility Portfolio	—	156,046,852
FTSE RAFI Asia Pacific ex-Japan Portfolio	1,842,993	3,788,456
FTSE RAFI Developed Markets ex-U.S. Portfolio	70,582,332	8,840,949
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	26,413,229	21,367,991
FTSE RAFI Emerging Markets Portfolio	134,482,146	—
Global Agriculture Portfolio	—	2,311,713
Global Clean Energy Portfolio	—	6,430,044
Global Gold and Precious Metals Portfolio	6,102,271	14,601,256
Global Water Portfolio	28,200,817	48,261,484
International BuyBack AchieversTM Portfolio	177,464,781	120,495,371
Japan Currency Hedged Low Volatility Portfolio	—	—
S&P International Developed High Quality Portfolio	8,796,451	5,633,601

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2017, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes, as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Developed EuroPacific Currency Hedged Low Volatility Portfolio	$155,387	$(48,305)	$107,082	$1,327,482
DWA Developed Markets Momentum Portfolio	39,263,928	(2,213,919)	37,050,009	195,263,713
DWA Emerging Markets Momentum Portfolio	40,398,161	(3,274,874)	37,123,287	175,301,856

133

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Emerging Markets Infrastructure Portfolio	$3,921,424	$(2,310,189)	$1,611,235	$19,013,487
Europe Currency Hedged Low Volatility Portfolio	616,746	(74,604)	542,142	5,063,081
FTSE RAFI Asia Pacific ex-Japan Portfolio	5,192,174	(2,834,534)	2,357,640	23,825,202
FTSE RAFI Developed Markets ex-U.S. Portfolio	192,072,319	(57,064,528)	135,007,791	1,093,475,052
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	48,967,730	(8,173,805)	40,793,925	168,852,559
FTSE RAFI Emerging Markets Portfolio	154,664,593	(49,130,758)	105,533,835	862,174,966
Global Agriculture Portfolio	3,226,985	(5,601,100)	(2,374,115)	25,987,551
Global Clean Energy Portfolio	13,911,140	(2,796,699)	11,114,441	56,203,488
Global Gold and Precious Metals Portfolio	1,590,918	(8,242,472)	(6,651,554)	37,508,260
Global Water Portfolio	40,979,928	(431,411)	40,548,517	159,821,028
International BuyBack AchieversTM Portfolio	13,993,590	(3,922,832)	10,070,758	191,176,005
Japan Currency Hedged Low Volatility Portfolio	193,828	(21,703)	172,125	1,354,581
S&P International Developed Quality Portfolio	3,547,127	(442,524)	3,104,603	25,068,351

Note 9. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, expired capital loss carryforwards, foreign currency transactions and passive foreign investment companies, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2017, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Developed EuroPacific Currency Hedged Low Volatility Portfolio	$11,989	$(12,138)	$149
DWA Developed Markets Momentum Portfolio	71,486	(505,799)	434,313
DWA Emerging Markets Momentum Portfolio	884,451	3,209,737	(4,094,188)
Emerging Markets Infrastructure Portfolio	(6,632)	(69,626)	76,258
Europe Currency Hedged Low Volatility Portfolio	3,082,857	13,392,842	(16,475,699)
FTSE RAFI Asia Pacific ex-Japan Portfolio	78,611	3,610,277	(3,688,888)
FTSE RAFI Developed Markets ex-U.S. Portfolio	(43,961)	7,781,008	(7,737,047)
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	249,917	(5,677,153)	5,427,236
FTSE RAFI Emerging Markets Portfolio	254,281	11,445,918	(11,700,199)
Global Agriculture Portfolio	47,208	(451,339)	404,131
Global Clean Energy Portfolio	62,252	63,814,119	(63,876,371)
Global Gold and Precious Metals Portfolio	162,481	(339,385)	176,904
Global Water Portfolio	36,084	32,121,196	(32,157,280)
International BuyBack AchieversTM Portfolio	(177,040)	(26,346,007)	26,523,047
Japan Currency Hedged Low Volatility Portfolio	3,919	(3,919)	—
S&P International Developed Quality Portfolio	21,450	18,541,991	(18,563,441)

Note 10. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value

134

increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 11. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 12. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 13. Subsequent Event

At a meeting held on September 28, 2017, the Board of Trustees of the Trust approved the termination and winding down of Developed EuroPacific Currency Hedged Low Volatility Portfolio, Europe Currency Hedged Low Volatility Portfolio and Japan Currency Hedged Low Volatility Portfolio, with the liquidation payment to shareholders expected to take place on or about December 29, 2017. Investors, who have elected not to sell their shares before market close on December 22, 2017, will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, on or about December 29, 2017.

135

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PowerShares Exchange-Traded Fund Trust II and Shareholders of each of the sixteen portfolios listed below

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the following portfolios

PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio

PowerShares DWA Developed Markets Momentum Portfolio

PowerShares DWA Emerging Markets Momentum Portfolio

PowerShares Emerging Markets Infrastructure Portfolio

PowerShares Europe Currency Hedged Low Volatility Portfolio

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio

PowerShares FTSE RAFI Emerging Markets Portfolio

PowerShares Global Agriculture Portfolio

PowerShares Global Clean Energy Portfolio

PowerShares Global Gold and Precious Metals Portfolio

PowerShares Global Water Portfolio

PowerShares International BuyBack AchieversTM Portfolio

PowerShares Japan Currency Hedged Low Volatility Portfolio

PowerShares S&P International Developed Quality Portfolio

(sixteen of the portfolios constituting PowerShares Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinions.

As disclosed in Note 13 to the financial statements, the PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio, PowerShares Europe Currency Hedged Low Volatility Portfolio and PowerShares Japan Currency Hedged Low Volatility Portfolio will liquidate after the close of business on December 29, 2017.

PricewaterhouseCoopers LLP

Chicago, IL

December 26, 2017

136

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2017.

In addition to the fees and expenses which the PowerShares FTSE RAFI Emerging Markets Portfolio (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly are included in the Portfolio’s total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP)
Actual	$1,000.00	$1,051.90	0.25%	$1.29
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares DWA Developed Markets Momentum Portfolio (PIZ)
Actual	1,000.00	1,125.40	0.80	4.29
Hypothetical (5% return before expenses)	1,000.00	1,021.17	0.80	4.08
PowerShares DWA Emerging Markets Momentum Portfolio (PIE)
Actual	1,000.00	1,177.70	0.90	4.94
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90	4.58
PowerShares Emerging Markets Infrastructure Portfolio (PXR)
Actual	1,000.00	1,068.10	0.75	3.91
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75	3.82

137

Fees and Expenses (continued)

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU)
Actual	$1,000.00	$1,069.00	0.25%	$1.30
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)
Actual	1,000.00	1,098.00	0.49	2.59
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49	2.50
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)
Actual	1,000.00	1,118.20	0.45	2.40
Hypothetical (5% return before expenses)	1,000.00	1,022.94	0.45	2.29
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)
Actual	1,000.00	1,123.70	0.49	2.62
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49	2.50
PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)
Actual	1,000.00	1,109.90	0.48	2.55
Hypothetical (5% return before expenses)	1,000.00	1,022.79	0.48	2.45
PowerShares Global Agriculture Portfolio (PAGG)
Actual	1,000.00	1,056.20	0.75	3.89
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75	3.82
PowerShares Global Clean Energy Portfolio (PBD)
Actual	1,000.00	1,154.00	0.75	4.07
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75	3.82
PowerShares Global Gold and Precious Metals Portfolio (PSAU)
Actual	1,000.00	1,001.60	0.75	3.78
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75	3.82
PowerShares Global Water Portfolio (PIO)
Actual	1,000.00	1,094.00	0.75	3.96
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75	3.82
PowerShares International BuyBack AchieversTM Portfolio (IPKW)
Actual	1,000.00	1,132.40	0.55	2.96
Hypothetical (5% return before expenses)	1,000.00	1,022.43	0.55	2.80
PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP)
Actual	1,000.00	1,160.70	0.25	1.36
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares S&P International Developed Quality Portfolio (IDHQ)
Actual	1,000.00	1,110.50	0.29	1.54
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2017. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

138

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2017:

	Qualified Dividend Income*	Corporate Dividends Received Deduction*
PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio	65%	0%
PowerShares DWA Developed Markets Momentum Portfolio	100%	0%
PowerShares DWA Emerging Markets Momentum Portfolio	94%	0%
PowerShares Emerging Markets Infrastructure Portfolio	47%	0%
PowerShares Europe Currency Hedged Low Volatility Portfolio	87%	0%
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	85%	0%
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	100%	0%
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	94%	0%
PowerShares FTSE RAFI Emerging Markets Portfolio	69%	0%
PowerShares Global Agriculture Portfolio	71%	18%
PowerShares Global Clean Energy Portfolio	75%	8%
PowerShares Global Gold and Precious Metals Portfolio	67%	6%
PowerShares Global Water Portfolio	92%	8%
PowerShares International BuyBack AchieversTM Portfolio	100%	0%
PowerShares Japan Currency Hedged Low Volatility Portfolio	77%	0%
PowerShares S&P International Developed Quality Portfolio	100%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio	$52,182	$4,717
PowerShares DWA Developed Markets Momentum Portfolio	3,530,475	333,644
PowerShares DWA Emerging Markets Momentum Portfolio	5,092,407	716,566
PowerShares Emerging Markets Infrastructure Portfolio	414,543	52,107
PowerShares Europe Currency Hedged Low Volatility Portfolio	637,003	46,619
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	1,126,177	42,991
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	35,050,981	2,759,610
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	4,857,346	457,003
PowerShares FTSE RAFI Emerging Markets Portfolio	29,778,443	3,213,695
PowerShares Global Agriculture Portfolio	255,586	115,024
PowerShares Global Clean Energy Portfolio	—	—
PowerShares Global Gold and Precious Metals Portfolio	—	—
PowerShares Global Water Portfolio	—	—
PowerShares International BuyBack AchieversTM Portfolio	2,915,331	280,438
PowerShares Japan Currency Hedged Low Volatility Portfolio	28,304	4,098
PowerShares S&P International Developed Quality Portfolio	629,193	68,708

139

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge - 1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	154	None

Todd J. Barre - 1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	154	None

Marc M. Kole - 1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	154	None

Yung Bong Lim - 1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC. (1999-2007).	154	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 82 portfolios and four other exchange-traded fund trusts with 72 portfolios advised by the Adviser.

140

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker - 1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	154	None

Donald H. Wilson - 1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	154	None

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum - 1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	154	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 82 portfolios and four other exchange-traded fund trusts with 72 portfolios advised by the Adviser.
***	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.

141

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome - 1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011- Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014 – Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	154	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 82 portfolios and four other exchange-traded fund trusts with 72 portfolios advised by the Adviser.

142

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper - 1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill - 1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard - 1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris - 1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

143

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia - 1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann - 1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren - 1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars - 1976 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2017-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

144

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(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.powershares.com.

P-PS-AR-8
©2017 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515
powershares.com 800 983 0903	@PowerShares

October 31, 2017

2017 Annual Report to Shareholders

PLW	PowerShares 1-30 Laddered Treasury Portfolio

PWZ	PowerShares California AMT-Free Municipal Bond Portfolio

PCEF	PowerShares CEF Income Composite Portfolio

DSUM	PowerShares Chinese Yuan Dim Sum Bond Portfolio

PCY	PowerShares Emerging Markets Sovereign Debt Portfolio

PHB	PowerShares Fundamental High Yield® Corporate Bond Portfolio

PFIG	PowerShares Fundamental Investment Grade Corporate Bond Portfolio

PGHY	PowerShares Global Short Term High Yield Bond Portfolio

PICB	PowerShares International Corporate Bond Portfolio

LDRI	PowerShares LadderRite 0-5 Year Corporate Bond Portfolio

PZA	PowerShares National AMT-Free Municipal Bond Portfolio

PZT	PowerShares New York AMT-Free Municipal Bond Portfolio

PGX	PowerShares Preferred Portfolio

BAB	PowerShares Taxable Municipal Bond Portfolio

CLTL	PowerShares Treasury Collateral Portfolio

VRP	PowerShares Variable Rate Preferred Portfolio

PVI	PowerShares VRDO Tax-Free Weekly Portfolio

2

The Market Environment

Fixed Income

The fiscal year began with the surprise election of Donald Trump and the subsequent “Trump Rally,” which pushed the yield on the U.S. 10-year Treasury from a low of 1.32% in mid-2016 post-Brexit to a 2.64% yield post-election. In general, this move was a market reaction to higher inflation and interest rate expectations stemming from stronger economic growth, tax reform and fiscal policy changes. In reality, the market expectations overshot, as the Trump Administration failed in its first attempt to repeal or significantly modify the Affordable Care Act. Rates generally trended downward for the remaining part of the year. In fact, the 2.64% rate seen at the end of 2016 was the peak of the U.S. 10-year Treasury, while the 30-year Treasury moved from 2.5% in November 2016 to peak at 3.2% in March 2017. Most of the rate changes came from the short end of the curve with rates one-year and shorter each moving over 0.75%.

The remaining portion of the year was focused on inflation, job growth, gross domestic product (“GDP”) and the path of U.S. interest rates driven by the U.S. Federal Reserve (the “Fed”). With inflation remaining within expectations and unemployment continuing to decline, along with GDP below 3%, the Fed remained generally cautious about the pace of interest rate changes. For the year, the Fed increased the federal funds rate, the rate at which banks lend to each other overnight, from a target range of 0.25%-0.50% to 1.00-1.25%. While still monitoring Fed action, the market turned its focus on the Fed reducing its $4.5 trillion balance sheet by reducing its reinvestment into Treasuries and Mortgage Backed Securities (‘MBS”), a process referred to as “Balance Sheet Normalization.” The process of Balance Sheet Normalization would implicitly raise rates and trigger another form of monetary tightening, which would be done over the course of multiple years.

Globally, fears of China’s economic growth and rapid currency depreciation dissipated and the Chinese economy appeared to stabilize. Additionally, while geo-political reform and potential for additional fractures of the European Union were of major focus, Europe was recovering as business sentiment, growth and unemployment were all improving. The overall global economic recovery was positive for credit, and the continued slow pace of interest rate increases created additional demand in income-oriented investments across multiple different sectors, all of which caused credit spreads to continue to tighten.

For the reporting period, the broader bond market posted generally positive returns largely attributable to an increase in overall interest rates and decreased spreads within the credit markets. Global government bonds, including treasuries in aggregate, were among the few categories that failed to provide positive returns, whereas global credit, U.S. corporate investment grade debt, and securitized debt posted positive returns for the fiscal year. Riskier fixed income sectors, such as high yield and emerging market debt, were among the leaders within the fixed income sector, as the appetite for risk and yield increased amidst a stable global environment of low rates and moderate expansion.

Domestic Equity

Despite highly destructive hurricanes that threatened to derail a year-long recovery, the US economy continued to expand throughout the fiscal year ended October 31, 2017. Gross domestic product (GDP)—the value of all goods and services produced in the US—grew by 1.8% in the fourth quarter of 2016, and by 1.2% in the first quarter of 2017 and 3.1% in the second quarter of 2017.1 Inflation remained subdued even as the labor market continued to strengthen. Unemployment continued its multiyear decline, hitting just 4.2% in September—a 16-year low.2

Given signs of an improving economy, the US Federal Reserve (the “Fed”) raised interest rates three times during the reporting period, most recently in June 2017.3 The Fed pledged that “realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation” will guide its future actions. At the close of the reporting period, Fed policy remained accommodative, and the fed funds target rate stood at a range of 1.00% to 1.25%—up 75 basis points for the reporting period.3 (A basis point is 0.01%.)

Despite the Fed’s actions, major US stock market indexes repeatedly hit all-time highs throughout the reporting period. The stock market rally began immediately following the outcome of the US presidential election in November 2016, based on investors’ hopes for reduced regulation, lowered corporate and personal tax rates and increased infrastructure spending. The stock market rally continued throughout the reporting period, fueled by generally positive economic data, strong corporate earnings and improved consumer confidence—even as the prospect for health care and tax reform faded somewhat.

[1]	Source: Bureau of Economic Analysis
[2]	Sources: Bureau of Labor Statistics, Bloomberg
[3]	Source: US Federal Reserve

International Equity

The reporting period began with major US stock market indexes posting gains and most hitting record highs following the US presidential election. Investors believed that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth. However, that was called into question in the first quarter of 2017, when headlines out of Washington, DC, suggested that enacting significant regulatory and tax reform might be more difficult than previously anticipated.

Outside the US, Brexit (the UK’s plan to leave the European Union) remained a source of political and economic uncertainty, while improved economic data and confidence surveys raised the

3

The Market Environment (continued)

prospect of less accommodative monetary policy in continental Europe. In Asia, increased exports helped Japan’s economy, while China’s economy continued to stabilize. Most emerging markets performed well during the reporting period. In addition to an improving global economic outlook, other positive tailwinds for international markets included continued weakness in the US dollar and reduced expectations for a major shift in US trade policy.

Interestingly, while 2017 marked the eighth year of the global bull market, we saw a shift in leadership as international stocks outperformed US stocks in the first three quarters of 2017. International stocks had trailed US stocks for four consecutive years and in six of the last seven years. As the reporting period came to a close, both developed and emerging equity markets appeared somewhat fully valued in absolute terms, but they continued to trade at material discounts to the US market. In addition, recent earnings growth and earnings revision trends improved for many non-US developed markets.

4

PLW	Manager’s Analysis
PowerShares 1-30 Laddered Treasury Portfolio (PLW)

As an index fund, the PowerShares 1-30 Laddered Treasury Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index (the “Index”). The Fund generally will invest at least 80% of its total assets in U.S. Treasury securities that comprise the Index. The Index measures potential returns of a theoretical portfolio of U.S. Treasury securities with a yield curve based upon 30 distinct annual maturities. The Index seeks to maintain a continuous maturity laddered portfolio of securities, meaning that securities holdings are scheduled to mature in a proportional, annual sequential pattern. Nasdaq, Inc. (the “Index Provider”) allows a six-month maturity deviation if securities with a desired maturity date are not available.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects securities for inclusion in the Index that are U.S. Treasury-auctioned issues with fixed coupon rates that are non-callable. The Index Provider does not include treasury inflation-protected securities, bills or zero-coupon securities in the Index. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned (1.72)%. On a net asset value (“NAV”) basis, the Fund returned (1.63)%. During the same time period, the Index returned (1.39)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays U.S. Treasury Index (the “Benchmark Index”) returned (0.69)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 250 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the roughly 5-year average duration U.S. Treasury market.

Relative to the Benchmark Index, the Fund was most overweight in the bonds with maturities between 10-20 years duration and most underweight in the bonds with maturities between 5-10 years duration during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight position in bonds with maturities between 10-20 years duration as well as due to fees and operating expenses incurred by the Fund.

For the fiscal year ended October 31, 2017, the bonds with maturities between 14-15 years duration contributed most significantly to the Fund’s return, followed by the bonds with maturities between 2-3 years duration and bonds with maturities between 7-8 years duration, respectively. The bonds with maturities between 9-10 years duration detracted most significantly from the Fund’s return, followed by the bonds with maturities between 19-20 years duration and bonds with maturities between 13-14 years duration respectively.

Positions that contributed most significantly to the Fund’s return included U.S. Treasury Bond, 4.625% coupon, due 02/15/2040 (portfolio average weight of 3.35%) and U.S. Treasury Bond, 4.75% coupon, due 02/15/2041 (portfolio average weight of 3.34%). Positions that detracted most significantly from the Fund’s return included U.S. Treasury Bond, 5.375% coupon, due 02/15/2031 (portfolio average weight of 9.98%) and U.S. Treasury Bond, 3.00% coupon, due 02/15/2047 (portfolio average weight of 2.35%).

Duration Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Maturing in 0-5 Years	22.3
Maturing in 6-10 Years	13.0
Maturing in 11-15 Years	16.4
Maturing in 16-20 Years	16.7
Maturing in 21-25 Years	17.0
Maturing in 26-30 Years	13.6
Money Market Fund Plus Other Assets Less Liabilities	1.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
U.S. Treasury Bond, 4.500%, 02/15/2036	10.0
U.S. Treasury Bond, 5.375%, 02/15/2031	9.9
U.S. Treasury Bond, 2.500%, 02/15/2045	3.4
U.S. Treasury Bond, 2.500%, 02/15/2046	3.4
U.S. Treasury Bond, 3.125%, 02/15/2043	3.4
U.S. Treasury Bond, 3.125%, 02/15/2042	3.4
U.S. Treasury Bond, 3.000%, 02/15/2047	3.4
U.S. Treasury Bond, 3.625%, 02/15/2044	3.4
U.S. Treasury Bond, 3.500%, 02/15/2039	3.4
U.S. Treasury Bond, 4.750%, 02/15/2041	3.4
Total	47.1

*	Excluding money market fund holdings.

5

PowerShares 1-30 Laddered Treasury Portfolio (PLW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index	(1.39)%	2.98%	9.21%	2.23%	11.66%	5.61%	72.60%	5.76%	75.63%
Bloomberg Barclays U.S. Treasury Index	(0.69)	1.66	5.05	1.25	6.41	3.62	42.64	3.72	44.32
Fund
NAV Return	(1.63)	2.72	8.39	1.97	10.25	5.31	67.82	5.46	70.66
Market Price Return	(1.72)	2.71	8.35	1.99	10.38	5.29	67.40	5.44	70.26

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

6

PWZ	Manager’s Analysis
PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)

As an index fund, the PowerShares California AMT-Free Municipal Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of ICE BofAML California Long-Term Core Plus Municipal Securities Index (formerly known as The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index, the “Index”). The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Index and that are also exempt from the federal alternative minimum tax.

ICE Data Indices, LLC is the Index provider (the “Index Provider”) for the Index. The Index is composed of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by California or any U.S. territory, or their political subdivisions, in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 2.08%. On a net asset value (“NAV”) basis, the Fund returned 2.36%. During the same time period, the Index returned 2.31%. During the fiscal year, the Fund’s performance differed from the return of the Index primarily due to beneficial impacts from the Fund’s sampling methodology partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays Municipal Bond 20 Year Index (the “Benchmark Index”) returned 2.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 5,460 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of municipal securities with maturities of 17 to 22 years.

Relative to the Benchmark Index, the Fund was most overweight in the State of California and most underweight in the territory of the U.S. Virgin Islands during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to some California bonds underperforming the general municipal market and fees and operating expenses incurred by the Fund during the period.

For the fiscal year ended October 31, 2017, the State of California contributed most significantly to the Fund’s return, followed by the territories of Guam and Puerto Rico, respectively. The territory of the U.S. Virgin Islands detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included California State Health Facility—Adventist Health System West, 4.00% coupon, due 3/1/2039 (portfolio average weight of 1.08%), and San Francisco CA City & County Airports Revenue, 5.00% coupon, due 5/1/2046 (portfolio average weight of 0.59%). Positions that detracted most significantly from the Fund’s return included Bay Area CA Toll Authority, 5.00% coupon, due 10/1/2054 (no longer held at fiscal year-end), and California State, 5.00% coupon, due 8/1/2045 (no longer held at fiscal year-end).

Revenue Type Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Ad Valorem Property Tax	21.6
Health, Hospital, Nursing Home Revenue	12.9
General Fund	9.5
Port, Airport & Marina Revenue	8.5
Electric Power Revenue	7.3
Water Revenue	7.2
Lease Revenue	6.9
College & University Revenue	6.3
Sales Tax Revenue	4.1
Highway Tolls Revenue	2.2
Miscellaneous Revenue	2.2
Tax Increment Revenue	1.7
Transit Revenue	1.6
Sewer Revenue	1.5
Special Tax	1.2
Natural Gas Revenue	1.1
Recreational Revenue	0.5
Local or GTD Housing	0.5
Other Assets Less Liabilities	3.2

7

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2017
Security
Los Angeles County California Metropolitan Transportation Auth. Sales Tax Rev. Ser. 17A, 5.000%, 07/01/2038	2.5
California State Various Purpose Ser. 09, 6.000%, 04/01/2038	2.2
San Francisco California City & County Airports Commission (San Francisco International Airport) Rev. Ser. 16C, 5.000%, 05/01/2046	2.2
Chabot-Las Positas California Community College District (Election 2016) Ser. 17A, 4.000%, 08/01/2047	2.1
Los Angeles California Department of Water & Power (Power System) Rev. Ser. 12B, 5.000%, 07/01/2043	2.1
Santa Clara Valley California Water District Ref. Ser. 16A, 5.000%, 06/01/2046	2.0
Marin California Healthcare District (Election 2013) Ser. 17A, 5.000%, 08/01/2041	2.0
California State Various Purpose Ser. 17, 5.000%, 11/01/2047	2.0
Los Angeles California Department of Airports Rev. Sub.-Ser. 17B, 5.000%, 05/15/2042	1.7
California State Health Facilities Financing Auth. (Sutter Health) Rev. Ref. Ser. 11D, 5.000%, 08/15/2035	1.6
Total	20.4

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended—ICE BofAML California Long-Term Core Plus Municipal Securities Index†	2.31%	3.86%	12.02%	4.03%	21.82%	4.94%	61.94%	4.94%	62.45%
Bloomberg Barclays Municipal Bond 20 Year Index	2.86	3.85	12.01	3.81	20.56	5.28	67.28	5.30	68.00
Fund
NAV Return	2.36	3.79	11.81	3.95	21.39	4.45	54.61	4.46	55.02
Market Price Return	2.08	3.57	11.10	3.94	21.33	4.46	54.72	4.38	53.85

8

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ) (continued)

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-ICE BofAML California Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch California Insured Long-Term Core Municipal Securities Index the Fund’s underlying index, from Fund inception through the conversion date, May 29, 2009, followed by the performance of the BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index, the Fund’s underlying index for the period May 29, 2009 through July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through October 31, 2017.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

9

PCEF	Manager’s Analysis
PowerShares CEF Income Composite Portfolio (PCEF)

As an index fund, the PowerShares CEF Income Composite Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S-Network Composite Closed-End Fund IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of U.S.-listed closed-end funds that comprise the Index. The Fund is a “fund of funds,” as it invests its assets in the common shares of funds included in the Index rather than in individual securities.

S-Network Global Indexes, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which tracks the overall performance of a universe of U.S.-listed closed-end funds that are organized under the laws of the United States, which may be invested in taxable investment grade fixed-income securities, taxable high yield fixed-income securities and taxable equity options. The Index may include closed-end funds that are advised by an affiliate of Invesco PowerShares Capital Management LLC (the “Adviser”). The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 15.86%. On a net asset value (“NAV”) basis, the Fund returned 15.86%. During the same time period, the Index returned 16.12%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period partially offset by beneficial trade executions associated with portfolio rebalances.

During this same time period, the S&P 500® Index (“Benchmark Index”) returned 23.63%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

Relative to the Benchmark Index, the Fund was most overweight investment grade and high yield fixed-income closed-end funds during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index can be attributed to this exposure to fixed-income, which generally underperformed the equity markets during the period. Additionally, the rising interest rate environment weakened the financial leverage opportunities which are utilized by many closed-end funds to enhance their returns.

For the fiscal year ended October 31, 2017, the Eaton Vance Tax-Managed Global Diversified Equity Income Fund (portfolio average weight of 3.46%) contributed most significantly to the

Fund’s return, followed by the BlackRock Enhanced Equity Dividend Trust (portfolio average weight of 2.52%) and the DoubleLine Income Solutions Fund (portfolio average weight of 2.77%), respectively. There were no detracting holdings.

Asset Class Breakdown (% of the Fund’s Net Assets)* as of October 31, 2017
Bonds	43.1
Option Income	29.5
Bonds/High Yield	27.4
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

*	Reflects exposure achieved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	3.0
BlackRock Enhanced Equity Dividend Trust	2.6
Eaton Vance Limited Duration Income Fund	2.5
DoubleLine Income Solutions Fund	2.3
Nuveen Preferred & Income Securities Fund	2.2
BlackRock Credit Allocation Income Trust	2.2
BlackRock Corporate High Yield Fund, Inc.	2.2
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund	2.0
Aberdeen Asia-Pacific Income Fund, Inc.	1.9
Eaton Vance Tax-Managed Diversified Equity Income Fund	1.9
Total	22.8

*	Excluding money market fund holdings.

10

PowerShares CEF Income Composite Portfolio (PCEF) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S-Network Composite Closed-End Fund IndexSM	16.12%	8.13%	26.42%	7.45%	43.20%	8.16%	82.81%
S&P 500® Index	23.63	10.77	35.93	15.18	102.72	13.94	172.87
Fund
NAV Return	15.86	7.61	24.61	6.93	39.78	7.63	76.13
Market Price Return	15.86	7.59	24.55	6.88	39.48	7.62	75.95

Fund Inception: February 19, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 2.02% includes the unitary management fee of 0.50% and acquired fund fees and expenses of 1.52%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

11

DSUM	Manager’s Analysis
PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)

As an index fund, the PowerShares Chinese Yuan Dim Sum Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Citi Custom Dim Sum (Offshore CNY) Bond Index (the “Index”). The Fund generally will invest at least 80% of its total assets in Chinese Renminbi (“RMB”)-denominated bonds that comprise the Index.

The Index measures the performance of RMB-denominated “Dim Sum” bonds that are issued and settled outside of mainland China. Dim Sum bonds are RMB-denominated and generally are issued in Hong Kong by a variety of entities ranging from governments to corporations. Strictly in accordance with the Index’s guidelines and mandated procedures, securities must have a minimum maturity of one month and an outstanding amount of at least RMB 1 billion to be eligible for entry. There is no minimum rating requirement for inclusion in the Index. Securities with a maturity of less than one month are removed from the Index. The Index is composed of RMB-denominated bonds issued by governments, agencies, supranationals and corporations, excluding synthetics, convertible bonds, retail bonds and CDs. Citigroup Index LLC, the Index provider, rebalances the Index monthly. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 5.87%. On a net asset value (“NAV”) basis, the Fund returned 5.54%. During the same time period, the Index returned 6.36%. The Fund’s performance differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period as well as impacts related to the Fund’s sampling methodology.

During this same time period, the Bloomberg Barclays China Aggregate Index (the “Benchmark Index”) returned (0.85)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,185 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the Dim Sum fixed-income market.

Relative to the Benchmark Index, the Fund was most overweight in the consumer cyclical industry and most underweight in sovereign debt during the fiscal year ended October 31, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the underweight in sovereign debt and the outperformance of the other sectors versus sovereign debt.

Positions that contributed most significantly to the Fund’s return included Lenovo Group Ltd., 4.95% coupon, due 6/1/2020

(portfolio average weight of 2.92%) and Greenland Hong Kong Holdings Ltd., 5.50% coupon, due 1/23/2018 (portfolio average weight of 2.77%). Positions that detracted most significantly from the Fund’s return included China Development Bank, 3.60% coupon, due 11/13/2018 (portfolio average weight of 0.55%) and People’s Republic of China (government), 3.55% coupon, due 12/12/2021 (portfolio average weight of 0.66%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Real Estate	21.2
Sovereign	17.5
Banks	14.8
Diversified Financial Services	10.7
Food	5.6
Investment Companies	3.9
Engineering & Construction	3.3
Computers	3.2
Energy-Alternate Sources	2.9
Oil & Gas	2.7
Insurance	2.1
Auto Manufacturers	1.9
Multi-National	1.9
Chemicals	1.0
Machinery-Construction & Mining	1.0
Holding Companies-Diversified	1.0
Money Market Fund Plus Other Assets Less Liabilities	5.3

12

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Fuqing Investment Management Ltd., 4.850%, 07/21/2018	3.9
Greenland Hong Kong Holdings Ltd., 5.500%, 01/23/2018	3.5
Longfor Properties Co. Ltd., 6.750%, 05/28/2018	3.4
CNI Capital Ltd., 4.300%, 11/11/2019	3.3
Lenovo Group Ltd., 4.950%, 06/10/2020	3.2
Fantasia Holdings Group Co. Ltd., 9.500%, 05/04/2019	3.0
Southwest Securities International Securities Ltd., 6.450%, 05/28/2018	3.0
Lai Fung Holdings Ltd., 6.875%, 04/25/2018	2.9
BOC Aviation Ltd., EMTN, 4.500%, 10/17/2020	2.9
China Government Bond, 3.990%, 06/26/2020	2.9
Total	32.0

*	Excluding money market fund holdings.

13

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Citi Custom Dim Sum (Offshore CNY) Bond Index	6.36%	1.53%	4.66%	2.89%	15.29%	3.54%	23.68%
Bloomberg Barclays China Aggregate Index	(0.85)	0.94	2.83	2.61	13.77	3.63	24.30
Fund
NAV Return	5.54	0.80	2.41	2.30	12.03	2.82	18.47
Market Price Return	5.87	1.04	3.15	2.19	11.46	2.18	14.10

Fund Inception: September 23, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

14

PCY	Manager’s Analysis
PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

As an index fund, the PowerShares Emerging Markets Sovereign Debt Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the DBIQ Emerging Market USD Liquid Balanced Index (the “Index”). The Index measures potential returns of a theoretical portfolio of liquid emerging market U.S. dollar-denominated government bonds. The Fund generally will invest 80% of its total assets in U.S. dollar-denominated government bonds from emerging market countries that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB” or the “Index Provider”) selects one to three securities from each eligible emerging market country as determined by the Index Provider that (i) are denominated in U.S. dollars, (ii) are sovereign bonds, (iii) have at least three years to maturity, and (iv) have an outstanding float of at least $500 million. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek its investment objective.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 4.88%. On a net asset value (“NAV”) basis, the Fund returned 4.49%. During the same time period, the Index returned 5.09%. During the fiscal year, the Fund fully replicated the components of the Index; the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses as well as trading costs incurred by the Fund during that period.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned 5.89%. The Benchmark Index is an unmanaged index weighted by country, which limits weights of countries with higher debt outstanding, reallocating this excess to countries with lower debt outstanding, based on the average performance of approximately 300 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar- denominated bond market in emerging market countries. Relative to the Benchmark Index, the Fund was most overweight in the country of Slovenia and most underweight in the country of China during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its higher allocation to the country of Morocco and lower allocation to the country of Iraq.

For the fiscal year ended October 31, 2017, the country of Ukraine contributed most significantly to the Fund’s return, followed by the country of Argentina and the country of Sri Lanka, respectively. The country of Uruguay detracted most significantly from the Fund’s return, followed by the country of South Africa and the country of Morocco, respectively.

Positions that contributed most significantly to the Fund’s return included Ukraine Government International Bond, 7.75% coupon, due 09/01/2021 (portfolio average weight of 1.08%), and Serbia Government International Bond, 7.25% coupon, due 09/28/2021 (portfolio average weight of 2.92%). Positions that detracted most significantly from the Fund’s return included Morocco Government International Bond, 5.50% coupon, due 12/11/2042 (portfolio average weight of 0.48%) and Korea Government International Bond, 4.125% coupon, due 06/10/2044 (portfolio average weight of 1.54%).

Country Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
El Salvador	3.8
Argentina	3.7
Dominican Republic	3.6
Brazil	3.6
Sri Lanka	3.6
Kazakhstan	3.6
Ukraine	3.6
Mexico	3.5
Colombia	3.5
Peru	3.5
Indonesia	3.5
Turkey	3.5
Romania	3.5
Hungary	3.4
Slovenia	3.4
Panama	3.4
Poland	3.4
Croatia	3.4
Serbia	3.4
Russia	3.4
Philippines	3.4
Qatar	3.3
Chile	3.3
Pakistan	3.3
Lithuania	3.3
South Korea	3.3
Lebanon	3.2
South Africa	3.1
Venezuela	2.2
Money Market Funds Plus Other Assets Less Liabilities	1.3

15

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Serbia International Bond, 7.250%, 09/28/2021	3.4
Lithuania Government International Bond, 6.625%, 02/01/2022	1.7
Pakistan Government International Bond, 8.250%, 04/15/2024	1.7
Pakistan Government International Bond, 8.250%, 09/30/2025	1.6
Lithuania Government International Bond, 6.125%, 03/09/2021	1.6
Korea International Bond, 4.125%, 06/10/2044	1.3
El Salvador Government International Bond, 7.625%, 02/01/2041	1.3
El Salvador Government International Bond, 7.650%, 06/15/2035	1.3
El Salvador Government International Bond, 8.250%, 04/10/2032	1.3
Argentine Republic Government International Bond, 7.625%, 04/22/2046	1.2
Total	16.4

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
DBIQ Emerging Market USD Liquid Balanced Index	5.09%	6.60%	21.13%	4.75%	26.14%	8.07%	117.20%	8.22%	121.24%
JP Morgan Emerging Market Bond Global Index	5.89	5.54	17.56	4.19	22.77	7.04	97.51	7.15	100.27
Fund
NAV Return	4.49	5.97	19.00	4.03	21.87	7.01	96.92	7.15	100.17
Market Price Return	4.88	5.91	18.81	3.96	21.45	6.89	94.69	7.07	98.79

16

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY) (continued)

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

17

PHB	Manager’s Analysis
PowerShares Fundamental High Yield Corporate Bond Portfolio (PHB)

As an index fund, the PowerShares Fundamental High Yield® Corporate Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Bonds U.S. High Yield 1-10 Index (the “Index”). The Fund generally will invest at least 80% of its total assets in high-yield corporate bonds that comprise the Index.

The Index is comprised of U.S. dollar-denominated bonds that are registered with the U.S. Securities and Exchange Commission or that are Rule 144A securities that provide for registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon high-yield corporate bonds qualify for inclusion in the Index. Bonds of foreign agencies, governments or supra-nationals, as well as those issuers that are not domiciled in the United States, are excluded from the Index. Ryan ALM, Inc. compiles and calculates the Index, which measures potential returns based on the Fundamental Index® methodology developed by Research Affiliates, LLC. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 6.42%. On a net asset value (“NAV”) basis, the Fund returned 5.96%. During the same time period, the Index returned 6.61%. The Fund’s performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as negative impacts from the Fund’s sampling methodology.

During this same time period, the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 8.92%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,140 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad-based U.S. high-yield corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the consumer cyclical sector and most underweight in the communications sector during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to security selection within the energy and communications sectors.

For the fiscal year ended October 31, 2017, the energy sector contributed most significantly to the Fund’s return, followed by the consumer cyclical and basic industry sectors, respectively. There were no sectors that detracted from performance for the year.

Positions that contributed most significantly to the Fund’s return included Micron Technology, Inc., 5.50% coupon, due 02/01/2025, a semiconductors company (portfolio average weight of 0.92%) and SLM Corp., 5.50% coupon, due 01/25/2023, a consumer finance company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included US Airways, 6.125% coupon, due 06/01/2018, an airline company (no longer held at fiscal year-end) and Revlon Consumer Products, 6.14% coupon, due 08/01/2024, a consumer products company (no longer held at fiscal year-end).

18

PowerShares Fundamental High Yield Corporate Bond Portfolio (PHB) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Oil & Gas	12.5
Retail	6.1
Healthcare-Services	6.1
Telecommunications	5.1
Media	4.4
REITs	4.2
Electric	3.8
Diversified Financial Services	3.1
Commercial Services	3.0
Pipelines	2.9
Computers	2.9
Internet	2.8
Chemicals	2.8
Home Builders	2.6
Airlines	2.5
Auto Parts & Equipment	2.3
Food	2.2
Entertainment	2.1
Lodging	2.0
Packaging & Containers	2.0
Insurance	1.8
Iron/Steel	1.7
Mining	1.7
Healthcare-Products	1.4

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017 (continued)
Food Service	1.4
Semiconductors	1.3
Building Materials	1.3
Banks	1.2
Office/Business Equipment	1.1
Engineering & Construction	1.0
Cosmetics/Personal Care	0.9
Aerospace/Defense	0.9
Electronics	0.8
Distribution/Wholesale	0.8
Advertising	0.8
Holding Companies-Diversified	0.6
Oil & Gas Services	0.6
Household Products/Wares	0.6
Apparel	0.6
Software	0.6
Miscellaneous Manufacturing	0.5
Electrical Components & Equipment	0.5
Housewares	0.4
Environmental Control	0.3
Home Furnishings	0.3
Leisure Time	0.3
Real Estate	0.2
Money Market Funds Plus Other Assets Less Liabilities	1.0

Credit Quality Rating Breakdown* (% of the Fund’s Net Assets) as of October 31, 2017
BBB+	0.8
BBB	2.7
BBB-	10.7
BB+	25.7
BB	14.5
BB-	16.8
B+	15.5
B	8.7
B-	3.0
Not Rated	0.6
Money Market Funds Plus Other Assets Less Liabilities	1.0

*	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Aramark Services, Inc., 4.750%, 06/01/2026	1.4
Ally Financial, Inc., 8.000%, 03/15/2020	1.2
Delta Air Lines, Inc., 3.625%, 03/15/2022	1.2
Hess Corp., 4.300%, 04/01/2027	1.0
American Airlines Group, Inc., 6.125%, 06/01/2018	1.0
Micron Technology, Inc., 5.500%, 02/01/2025	0.9
Symantec Corp., 4.200%, 09/15/2020	0.9
Gap, Inc. (The), 5.950%, 04/12/2021	0.8
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.500%, 04/01/2023	0.8
Yum! Brands, Inc., 3.750%, 11/01/2021	0.8
Total	10.0

*	Excluding money market fund holdings.

19

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended—RAFI® Bonds U.S. High Yield 1-10 Index††	6.61%	5.27%	16.66%	5.39%	29.99%	5.53%	70.99%
Bloomberg Barclays US Corporate High Yield Index	8.92	5.56	17.63	6.27	35.52	8.06	116.36
Fund
NAV Return	5.96	4.25	13.30	4.47	24.45	3.61	42.31
Market Price Return	6.42	4.34	13.61	4.49	24.55	3.36	38.97

Fund Inception: November 15, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-RAFI® Bonds U.S. High Yield 1-10 Index is comprised of performance of the original underlying index from Fund inception through the conversion date, August 2, 2010, followed by the performance of the Index starting at the conversion date through October 31, 2017.

20

PFIG	Manager’s Analysis
PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

As an index fund, the PowerShares Fundamental Investment Grade Corporate Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Bonds US Investment Grade 1-10 Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the component securities that comprise the Index.

The Index is comprised of U.S. dollar-denominated bonds that are registered with the U.S. Securities and Exchange Commission or that are Rule 144A securities that provide for registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon investment grade corporate bonds qualify for inclusion in the Index. Bonds of foreign agencies, governments or supra-nationals, as well as those issuers that are not domiciled in the United States are excluded from the Index. Ryan ALM, Inc. compiles and calculates the Index, which measures potential returns based on a methodology approach developed by Research Affiliates, LLC, the Index Provider, utilizing fundamental measures. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 1.61%. On a net asset value (“NAV”) basis, the Fund returned 1.73%. During the same time period, the Index returned 1.87%. The Fund’s performance differed from the return of the Index primarily due to fees that the Fund incurred during the period partially offset by positive impacts as a result of the sampling methodology employed by the Fund.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 3.46%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 5,630 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad-based U.S. corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the consumer cyclical sector and most underweight in the banking sector during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to security selection within the energy and consumer non-cyclical sectors.

For the fiscal year ended October 31, 2017, the energy sector contributed most significantly to the Fund’s return, followed by the consumer cyclical and technology sectors, respectively. The finance companies sector detracted most significantly from the Fund’s return. While the energy sector contributed positively to the Fund’s overall performance, the performance of the Fund’s security selection within energy lagged the performance of the securities held in energy by the Benchmark Index.

Positions that contributed most significantly to the Fund’s return included Whole Foods Market, Inc., 5.20% coupon, due 12/03/25, a supermarkets and pharmacies company (no longer held at fiscal year-end) and Holly Frontier Corp., 5.88% coupon, due 04/01/2026, a refining & marketing company (portfolio average weight of 0.17%). Positions that detracted most significantly from the Fund’s return included Exxon Mobil Corp., 2.22% coupon, due 03/01/21, an integrated oils company (portfolio average weight of 0.54%) and Chevron Corp., 1.10% coupon, due 12/05/2017, an integrated oils company (portfolio average weight of 0.40%).

21

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Banks	9.9
Retail	6.5
Insurance	5.7
Oil & Gas	5.6
Pharmaceuticals	5.4
Electric	5.1
REITs	4.5
Diversified Financial Services	4.2
Food	3.1
Software	2.7
Telecommunications	2.6
Computers	2.6
Aerospace/Defense	2.5
Semiconductors	2.5
Media	2.4
Chemicals	2.2
Healthcare-Services	2.1
Miscellaneous Manufacturing	2.0
Healthcare-Products	2.0
Electronics	1.8
Beverages	1.7
Agriculture	1.7
Transportation	1.7
Auto Manufacturers	1.5
Cosmetics/Personal Care	1.4
Internet	1.3
Pipelines	1.3
Machinery-Diversified	1.2

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017 (continued)
Oil & Gas Services	1.2
Biotechnology	1.1
Commercial Services	1.1
Gas	0.9
Apparel	0.6
Building Materials	0.5
Iron/Steel	0.4
Packaging & Containers	0.4
Environmental Control	0.4
Auto Parts & Equipment	0.4
Real Estate	0.4
Electrical Components & Equipment	0.4
Machinery-Construction & Mining	0.4
Lodging	0.4
Office/Business Equipment	0.4
Forest Products & Paper	0.4
Advertising	0.3
Toys/Games/Hobbies	0.3
Housewares	0.2
Home Builders	0.2
Leisure Time	0.2
Textiles	0.2
Mining	0.2
Water	0.2
Hand/Machine Tools	0.2
Airlines	0.2
Household Products/Wares	0.2
Money Market Fund Plus Other Assets Less Liabilities	1.0

Credit Quality Rating Breakdown* (% of the Fund’s Net Assets) as of October 31, 2017
AAA	1.6
AA+	2.6
AA	3.3
AA-	7.2
A+	6.3
A	15.3
A-	12.8
BBB+	19.8
BBB	20.4
BBB-	9.5
Not Rated	0.2
Money Market Fund Plus Other Assets Less Liabilities	1.0

*	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Ford Motor Credit Co. LLC, 4.134%, 08/04/2025	0.6
Altria Group, Inc., 2.850%, 08/09/2022	0.6
Exxon Mobil Corp., 2.222%, 03/01/2021	0.6
Apple, Inc., 1.000%, 05/03/2018	0.6
Citigroup, Inc., 3.200%, 10/21/2026	0.6
Wal-Mart Stores, Inc., 3.250%, 10/25/2020	0.6
Bank of America Corp., GMTN, 3.300%, 01/11/2023	0.6
Phillips 66 Partners LP, 3.605%, 02/15/2025	0.5
Discover Bank, BKNT, 3.100%, 06/04/2020	0.5
AT&T, Inc., 5.500%, 02/01/2018	0.5
Total	5.7
*	Excluding money market fund holdings.

22

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
RAFI® Bonds U.S. Investment Grade 1-10 Index	1.87%	3.05%	9.44%	2.58%	13.60%	3.49%	23.38%
Bloomberg Barclays U.S. Corporate Index	3.46	3.89	12.11	3.28	17.51	4.64	32.04
Fund
NAV Return	1.73	2.82	8.70	2.32	12.15	3.07	20.32
Market Price Return	1.61	2.77	8.55	2.29	12.01	3.08	20.45

Fund Inception: September 15, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.22% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

23

PGHY	Manager’s Analysis
PowerShares Global Short Term High Yield Bond Portfolio (PGHY)

As an index fund, the PowerShares Global Short Term High Yield Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the DB Global Short Maturity High Yield Bond Index (the “Index”). The Fund generally invests at least 80% of its total assets in U.S. and foreign short-term, noninvestment grade bonds included in the Index, all of which are denominated in U.S. dollars.

Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB” or the “Index Provider”) selects such bonds issued by corporations, as well as sovereign, sub-sovereign or quasi-government entities, from a universe of eligible securities for inclusion in the Index that (i) are denominated in U.S. dollars; (ii) are rated below “investment grade” (i.e., have a “composite rating” from DB of no greater than “BB+,” but no less than “C”); (iii) have three years or less to maturity; and (iv) have a fixed coupon.

Eligible bonds must be rated by at least one of Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc., Moody’s Investors Service, Inc., or Fitch Ratings Inc. DB converts all available ratings for each bond into a numerical score, and then calculates an average score for each bond from those available ratings that corresponds to DB’s “composite rating” system. Eligible bonds include either “short-term” bonds (i.e., bonds that have three years or less until maturity from the date they were issued) or “long-term seasoned” bonds (i.e., bonds that had a maturity longer than three years at the date they were issued, but currently have three years or less until maturity). To be eligible for inclusion in the Index, a “short-term” bond (excluding Eurodollar bonds) must have a minimum amount outstanding of at least $100 million, and a “long-term seasoned” bond (excluding Eurodollar bonds) must have a minimum amount outstanding of at least $250 million. Short-term Eurodollar bonds must have more than $200 million outstanding and long-term seasoned Eurodollar bonds must have more than $350 million outstanding. Effective with the close of markets on November 30, 2016, the Index Provider modified the eligibility requirements noted in this paragraph such that all bonds must now have a minimum amount outstanding of at least $250 million to be eligible for inclusion in the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 5.66%. On a net asset value (“NAV”) basis, the Fund returned 5.76%. During the same time period, the Index returned 6.81%. The Fund’s performance differed from the return of the Index primarily due to impacts from the Fund’s sampling methodology as well as fees and operating expenses incurred by the Fund during the period.

During this same time period, ICE BofAML 0-5 Year US High Yield Constrained Index (the “Benchmark Index”) returned 8.36%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 880 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. Dollar-denominated short-term high yield corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in foreign agencies sector and most underweight in the communications sector during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to trading costs incurred by the Fund as well as security selection within the foreign agency sector.

Positions that contributed most significantly to the Fund’s return included Navios Maritime Holdings Inc., 8.125% coupon, due 02/15/2017, a transportation & logistics company (no longer held at fiscal year-end) and Intelsat, 12.50% coupon, due 11/15/2024, a wireless telecommunications services company (portfolio average weight of 0.30%). Positions that detracted most significantly from the Fund’s return included CIT Group Inc., 5.00% coupon, due 05/15/2017, a banking company (no longer held at fiscal year-end) and OFCB Capital PLC, 10.00% coupon, due 04/26/2019, a financial services company (portfolio average weight of 0.08%).

24

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Banks	19.3
Sovereign	10.7
Diversified Financial Services	7.4
Oil & Gas	6.6
Telecommunications	4.1
Media	3.0
Home Builders	3.0
Retail	2.6
Chemicals	2.4
Electric	2.2
Iron/Steel	2.1
Engineering & Construction	2.1
Real Estate	1.9
Pipelines	1.9
Healthcare-Services	1.9
Food	1.8
Mining	1.8
Airlines	1.5
Commercial Services	1.2
Auto Manufacturers	1.2
Entertainment	1.1
Building Materials	1.1
Transportation	1.1
Machinery-Diversified	1.0
Computers	1.0
Aerospace/Defense	0.9
Miscellaneous Manufacturing	0.9
Lodging	0.8
Oil & Gas Services	0.8
Packaging & Containers	0.8

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017 (continued)
Forest Products & Paper	0.7
Insurance	0.7
Healthcare-Products	0.6
Storage/Warehousing	0.6
Software	0.6
Auto Parts & Equipment	0.4
Private Equity	0.4
Metal Fabricate/Hardware	0.4
Investment Companies	0.4
REITS	0.3
Household Products/Wares	0.3
Multi-National	0.3
Textiles	0.3
Cosmetics/Personal Care	0.3
Semiconductors	0.2
Gas	0.2
Holding Companies-Diversified	0.2
Leisure Time	0.2
Office/Business Equip	0.1
Environmental Control	0.1
Pharmaceuticals	0.1
Agriculture	0.1
Trucking & Leasing	0.1
Housewares	0.1
Electronics	0.1
Apparel	0.1
Beverages	0.1
Internet	0.1
Money Market Fund Plus Other Assets Less Liabilities	3.7

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 8.125%, 02/15/2019	0.6
Och-Ziff Finance Co. LLC, 4.500%, 11/20/2019	0.5
Smurfit Kappa Acquisitions ULC, 4.875%, 09/15/2018	0.4
Canbriam Energy, Inc., 9.750%, 11/15/2019	0.4
International Game Technology PLC, 5.625%, 02/15/2020	0.4
Banco Votorantim SA, 7.375%, 01/21/2020	0.4
Turkey Government International Bond, 7.000%, 03/11/2019	0.4
Studio City Co Ltd., 5.875%, 11/30/2019	0.4
El Salvador Government International Bond, 7.375%, 12/01/2019	0.4
Finansbank AS, EMTN, 6.250%, 04/30/2019	0.4
Total	4.3

*	Excluding money market fund holdings.

25

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
DB Global Short Maturity High Yield Bond Index	6.81%	7.65%	24.76%	6.71%	32.76%
ICE BofAML 0-5 Year U.S. High Yield Constrained Index	8.36	4.99	15.72	5.34	25.47
Fund
NAV Return	5.76	5.57	17.65	4.77	22.56
Market Price Return	5.66	5.76	18.28	4.87	23.09

Fund Inception: June 20, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

26

PICB	Manager’s Analysis
PowerShares International Corporate Bond Portfolio (PICB)

As an index fund, the PowerShares International Corporate Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P International Corporate Bond Index® (Net) (the “Index”). The Fund generally will invest at least 80% of its total assets in investment grade corporate bonds that comprise the Index.

The Index measures the performance of investment grade corporate bonds issued in the following currencies of Group of Ten (“G10”) countries, excluding the U.S. Dollar (USD): Australian Dollar (AUD), British Pound (GBP), Canadian Dollar (CAD), Euro (EUR), Japanese Yen (JPY), New Zealand Dollar (NZD), Norwegian Krone (NOK), Swedish Krona (SEK) and Swiss Franc (CHF). S&P Dow Jones Indices LLC, the Index Provider, constructs the Index from investment grade corporate bonds denominated in the currencies noted above. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 9.25%. On a net asset value (“NAV”) basis, the Fund returned 8.91%. During the same time period, the Index returned 8.91%. The Fund’s performance (NAV basis) equaled the return of the Index primarily because of favorable allocations as a result of the Fund’s sampling methodology, especially within the banking sector, offset by the fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays Pan-European Aggregate Index (the “Benchmark Index”) returned 7.11%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,150 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad-based representation of the non-U.S. dollar corporate bond market.

The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s inclusion of corporate bonds, rather than the Benchmark Index’s focus on government securities.

Positions that contributed most significantly to the Fund’s return included Barclays Bank PLC, 10.00% coupon, due 5/21/21 (portfolio average weight of 0.85%), and HSBC Bank, 5.375% coupon, due 8/22/33 (portfolio average weight of 0.50%). Positions that detracted most significantly from the Fund’s return included Panasonic Corp., 0.387% coupon, due 3/19/20 (portfolio average weight of 0.50%), and Development Bank of Japan, 2.30% coupon, due 3/19/26 (portfolio average weight of 0.37%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Banks	43.3
Electric	14.8
Telecommunications	9.4
Oil & Gas	5.8
Auto Manufacturers	3.0
Beverages	2.8
Pharmaceuticals	2.6
Insurance	2.0
Real Estate	1.6
Water	1.6
Agriculture	1.5
Commercial Services	1.3
Media	1.1
Gas	1.0
Savings & Loans	0.8
Food	0.8
Diversified Financial Services	0.6
Mining	0.6
Home Furnishings	0.6
Holding Companies-Diversified	0.5
Miscellaneous Manufacturing	0.5
Building Materials	0.5
Chemicals	0.4
Computers	0.3
Engineering & Construction	0.3
Transportation	0.3
Healthcare-Services	0.2
Semiconductors	0.2
Apparel	0.1
Retail	0.1
Money Market Fund Plus Other Assets Less Liabilities	1.4

27

PowerShares International Corporate Bond Portfolio (PICB) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Electricite de France SA, EMTN, 5.500%, 10/17/2041	0.8
Barclays Bank PLC, EMTN, 10.000%, 05/21/2021	0.7
Electricite de France SA, EMTN, 6.125%, 06/02/2034	0.7
Enel SpA, EMTN, 5.750%, 06/22/2037	0.7
GlaxoSmithKline Capital PLC, EMTN, 6.375%, 03/09/2039	0.7
Credit Agricole SA/London, EMTN, 2.375%, 05/20/2024	0.6
E.ON International Finance BV, EMTN, 6.750%, 01/27/2039	0.6
Engie SA, EMTN, 5.000%, 10/01/2060	0.6
Electricite de France SA, EMTN, 5.125%, 09/22/2050	0.6
Electricite de France SA, EMTN, 1.000%, 10/13/2026	0.6
Total	6.6

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P International Corporate Bond Index® (Net)††	8.91%	(0.23)%	(0.69)%	0.73%	3.69%	3.77%	31.59%
Bloomberg Barclays Pan-European Aggregate Index	7.11	(0.15)	(0.45)	1.53	7.91	3.79	31.76
Fund
NAV Return	8.91	(0.25)	(0.73)	0.83	4.23	3.85	32.34
Market Price Return	9.25	(0.23)	(0.68)	0.74	3.77	3.76	31.43

28

PowerShares International Corporate Bond Portfolio (PICB) (continued)

Fund Inception: June 3, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

29

LDRI	Manager’s Analysis
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)

As an index fund, the PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index (the “Index”). The Fund generally will invest at least 80% of its total assets in U.S. and foreign investment grade corporate bonds that comprise the Index. The Index measures potential returns of a theoretical portfolio of fixed income securities with a yield curve based upon remaining effective terms to maturity of five years or less.

Using a “laddered strategy,” Nasdaq, Inc. (the “Index Provider”) includes in the Index a portfolio of bonds with short- to intermediate-term maturities, meaning that it divides the components of the Index into five equally weighted groups of bonds with staggered terms to maturity in an annual, sequential (“laddered”) structure from zero to five years. Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects such bonds issued by companies domiciled in the U.S. and other developed countries for inclusion in the Index that: (i) are denominated in U.S. dollars; (ii) pay fixed amounts of taxable interest; (iii) are rated as “investment grade” by at least one of Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings Inc. (“Fitch”) (i.e., have a grade of BBB- or higher from Fitch or S&P or of Baa3 or higher from Moody’s); (iv) have an outstanding face value of at least $500 million; and (v) have five years or less to maturity. Bonds must have an initial term to maturity of at least one year to be eligible for inclusion in the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 1.16%. On a net asset value (“NAV”) basis, the Fund returned 1.49%. During the same time period, the Index returned 1.77%. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period as well as due to the Fund’s sampling methodology.

During this same time period, the ICE BofAML 0-5 Year US Corporate Index (the “Benchmark Index”) returned 1.93%. The Benchmark Index is an unmanaged index weighted by capitalization and based on current amount outstanding times the market price plus accrued interest based on the average performance of approximately 3,440 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the short-term investment grade U.S. corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the communications sector and most underweight in the foreign agencies sector during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the fees and operating expenses incurred by the Fund as well as due to the Fund’s relative overweight in the banking and energy sectors.

Positions that contributed most significantly to the Fund’s return included International Lewase Finance Corp., 4.63% coupon, due 04/15/2021, a commercial finance company (no longer held at fiscal year-end) and HSBC Holdings PLC, 2.65% coupon, due 01/05/2022, a banks company (portfolio average weight of 0.72%). Positions that detracted most significantly from the Fund’s return included Bank of Montreal, 1.45% coupon, due 04/09/2018, a diversified banking company (portfolio average weight of 0.81%) and Sherwin Williams, 1.35% coupon, due 12/15/2017, a chemicals company (portfolio average weight of 0.41%).

30

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Banks	32.4
Oil & Gas	6.0
Telecommunications	5.5
Pharmaceuticals	4.3
Diversified Financial Services	3.7
Auto Manufacturers	3.7
Retail	3.4
Software	2.8
Beverages	2.7
Pipelines	2.6
Healthcare-Products	2.6
Media	2.4
REITs	2.4
Electric	2.4
Insurance	1.8
Chemicals	1.7
Healthcare-Services	1.5
Computers	1.3
Miscellaneous Manufacturing	1.3
Semiconductors	1.3

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017 (continued)
Food	1.3
Biotechnology	1.3
Agriculture	1.1
Machinery-Construction & Mining	0.9
Internet	0.9
Transportation	0.9
Electrical Components & Equipment	0.7
Metal Fabricate/Hardware	0.6
Office/Business Equipment	0.6
Advertising	0.5
Electronics	0.5
Household Products/Wares	0.4
Mining	0.4
Investment Companies	0.4
Machinery-Diversified	0.4
Aerospace/Defense	0.4
Environmental Control	0.4
Cosmetics/Personal Care	0.4
Money Market Fund Plus Other Assets Less Liabilities	2.1

Credit Quality Rating Breakdown* (% of the Fund’s Net Assets) as of October 31, 2017
AAA	1.7
AA+	1.1
AA	1.8
AA-	9.0
A+	7.7
A	15.8
A-	11.4
BBB+	28.2
BBB	14.0
BBB-	6.8
BB	0.4
Money Market Fund Plus Other Assets Less Liabilities	2.1

*	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
HSBC Holdings PLC, 2.650%, 01/05/2022	1.7
AutoZone, Inc., 4.000%, 11/15/2020	0.9
Barclays PLC, 2.750%, 11/08/2019	0.9
Wachovia Corp., MTN, 5.750%, 02/01/2018	0.9
Wells Fargo & Co., GMTN, 1.500%, 01/16/2018	0.9
Bank of Montreal, MTN, 1.450%, 04/09/2018	0.8
Toyota Motor Credit Corp., MTN, 2.750%, 05/17/2021	0.6
Oracle Corp., 2.500%, 05/15/2022	0.6
Exxon Mobil Corp., 1.819%, 03/15/2019	0.6
Precision Castparts Corp., 1.250%, 01/15/2018	0.6
Total	8.5

*	Excluding money market fund holdings.

31

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index	1.77%	1.98%	6.07%	1.99%	6.39%
ICE BofAML 0-5 U.S. Corporate Index	1.93	2.13	6.53	2.14	6.88
Fund
NAV Return	1.49	1.60	4.89	1.60	5.12
Market Price Return	1.16	1.59	4.84	1.60	5.12

Fund Inception: September 10, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.22% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

32

PZA	Manager’s Analysis
PowerShares National AMT-Free Municipal Bond Portfolio (PZA)

As an index fund, the PowerShares National AMT-Free Municipal Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the ICE BofAML National Long-Term Core Plus Municipal Securities Index (formerly The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index, the “Index”). The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Index and that are also exempt from the federal alternative minimum tax.

ICE Data Indices, LLC is the Index provider for the Index. The Index is composed of U.S. dollar-denominated, investment grade, tax- exempt debt publicly issued by U.S. states and territories, or their political subdivisions, in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 2.25%. On a net asset value (“NAV”) basis, the Fund returned 2.70%. During the same time period, the Index returned 2.57%. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to the beneficial impact from the Fund’s sampling methodology, partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays Municipal Bond 20 Year Index (the “Benchmark Index”) returned 2.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 5,460 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of insured municipal securities with maturities of 17 to 22 years.

Relative to the Benchmark Index, the Fund was most overweight in the State of New York and most underweight in the State of Texas during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the fees and operating expenses incurred by the Fund.

For the fiscal year ended October 31, 2017, the State of California contributed most significantly to the Fund’s return, followed by the State of Illinois and State of Alabama, respectively. The State of New York detracted most significantly from the Fund’s return, followed by the State of Texas and the State of Pennsylvania, respectively.

Positions that contributed most significantly to the Fund’s return included Massachusetts State Water Resources Authority, 5% coupon, due 8/1/2040 (portfolio average weight of 0.44%) and Jasper Alabama, 5% coupon, due 3/1/2044 (portfolio average weight of 0.25%). Positions that detracted most significantly from the Fund’s return included Metropolitan Transportation Authority New York Revenue, 5% coupon, due 11/15/2044 (no longer held at fiscal year-end) and New York City Municipal Water Finance Authority, 5% coupon, due 6/15/2047 (portfolio average weight of 0.56%).

State and Territory Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
California	19.9
Florida	4.0
Illinois	6.1
Massachusetts	4.6
New York	19.0
Pennsylvania	4.1
Texas	8.9
Other States Less Than 3% Each	32.0
Other Assets Less Liabilities	1.4

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2017
Security
Sales Tax Asset Receivables Corp. (Fiscal 2015) Ref. Ser. 14A, 4.000%, 10/15/2032	1.8
Chicago Illinois Wastewater Transmission (Second Lien) Rev. Ser. 12, 5.000%, 01/01/2037	1.6
City of Jasper Alabama Ser. 14, 5.000%, 03/01/2044	1.4
Miami-Dade County Florida Water & Sewer System Rev. Ser. 10, 5.000%, 10/01/2029	1.4
Port Auth. of New York & New Jersey (194th Series) Ref. Ser. 15, 5.000%, 10/15/2041	1.3
San Francisco California City & County Airports Commission (San Francisco International Airport) Rev. Ser. 16C, 5.000%, 05/01/2046	1.2
Inland Valley California Development Successor Agency Tax Allocation Ref. Ser. 14A, 5.000%, 09/01/2044	1.2
Pennsylvania State Turnpike Commission Rev. Ser. 14B, 5.250%, 12/01/2039	1.1
Regional Transportation District Colorado Sales Tax (Fastracks Project) Rev. Ser. 10A, 5.000%, 11/01/2038	1.0
New Jersey State Transportation Trust Fund Auth. (Transit System) Ser. 08A, 5.500%, 12/15/2038	1.0
Total	13.0

33

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended—ICE BofAML National Long-Term Core Plus Municipal Securities Index†	2.57%	4.04%	12.62%	4.11%	22.30%	5.01%	63.08%	5.02%	63.57%
Bloomberg Barclays Municipal Bond 20 Year Index	2.86	3.85	12.01	3.81	20.56	5.28	67.28	5.30	68.00
Fund
NAV Return	2.70	3.93	12.25	3.57	19.16	4.46	54.77	4.49	55.58
Market Price Return	2.25	3.79	11.79	3.50	18.79	4.48	55.01	4.39	53.97

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-ICE BofAML National Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch National Insured Long-Term Core Municipal Securities Index the Fund’s underlying index, from Fund inception through the conversion date, May 29, 2009, followed by the performance of the BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index, the Fund’s underlying index for the period May 29, 2009 through July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through October 31, 2017.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

34

PZT	Manager’s Analysis
PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)

As an index fund, the PowerShares New York AMT-Free Municipal Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the ICE BofAML New York Long-Term Core Plus Municipal Securities Index (formerly The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index, the “Index”). The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Index and that are also exempt from federal alternative minimum tax.

ICE Data Indices, LLC is the Index provider for the Index. The Index is composed of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by New York or any U.S. territory, or their political subdivisions in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 2.49%. On a net asset value (“NAV”) basis, the Fund returned 2.37%. During the same time period, the Index returned 2.34%. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to beneficial impacts from the Fund’s sampling methodology, partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays Municipal Bond 20 Year Index (the “Benchmark Index”) returned 2.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 5,460 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of municipal securities with maturities of 17 to 22 years.

Relative to the Benchmark Index, the Fund was most overweight in the State of New York and most underweight in the territory of the US Virgin Islands during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to New York bonds underperforming the general municipal market and fees and operating expenses incurred by the Fund during the period.

For the fiscal year ended October 31, 2017, the State of New York contributed most significantly to the Fund’s return, followed by the US territories of Guam and Puerto Rico, respectively. The territory of the US Virgin Islands detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included New York NY, 4.00% coupon, due 12/1/2043 (portfolio average weight of 2.89%) and Long Island NY Power Authority, 5.00% coupon, due 9/1/2044 (portfolio average weight of 1.77%). Positions that detracted most significantly from the Fund’s return included New York City NY Transitional Finance Authority Revenue, 5.00% coupon, due 5/1/2040 (no longer held at fiscal year-end) and Long Island NY Power Authority Electric System Revenue, 5.50% coupon, due 5/1/2033 (no longer held at fiscal year-end).

Revenue Type Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
College & University Revenue	17.0
Electric Power Revenue	11.7
Miscellaneous Revenue	10.9
Income Tax Revenue	10.4
Sales Tax Revenue	7.4
Highway Tolls Revenue	7.0
Water Revenue	5.4
Health, Hospital, Nursing Home Revenue	5.0
Transit Revenue	4.3
Ad Valorem Property Tax	4.1
Lease Revenue	3.7
Industrial Revenue	3.3
Hotel Occupancy Tax	3.3
Recreational Revenue	3.3
Port, Airport & Marina Revenue	1.8
Other Assets Less Liabilities	1.4

35

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2017
Security
New York City Industrial Development Agency (Queens Baseball Stadium PILOT) Rev. Ser. 09, 6.500%, 01/01/2046	4.0
Utility Debt Securitization Auth. New York (Restructuring) Ser. 17, 5.000%, 12/15/2038	3.6
New York State Dormitory Auth. Personal Income Tax (General Purpose) Rev. Ser. 11C, 5.000%, 03/15/2041	3.6
New York State Dormitory Auth. Non State Supported Debt (Icahn School of Medicine at Mount Sinai) Rev. Ref. Ser. 15A, 5.000%, 07/01/2035	3.4
Long Island Power Auth. New York Electric Systems Rev. Ref. Ser. 14A, 5.000%, 09/01/2044	3.4
Brooklyn Arena New York Local Development Corp. PILOT (Barclays Center Project) Rev. Ref. Ser. 16A, 5.000%, 07/15/2042	3.4
Sales Tax Asset Receivables Corp. (Fiscal 2015) Ref. Ser. 14A, 4.000%, 10/15/2032	3.4
New York State Liberty Development Corp. (4 World Trade Center Project) Rev. Ref. Ser. 11, 5.000%, 11/15/2044	3.4
New York State Convention Center Development Corp. (Hotel Unit Fee Secured) Rev. Ref. Ser. 15, 5.000%, 11/15/2040	3.3
New York City Industrial Development Agency (Yankee Stadium PILOT) Rev. Ser. 09, 7.000%, 03/01/2049	3.3
Total	34.8

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended—ICE BofAML New York Long-Term Core Plus Municipal Securities Index†	2.34%	4.07%	12.71%	3.94%	21.31%	4.65%	57.50%	4.66%	58.05%
Fund
Bloomberg Barclays Municipal Bond 20 Year Index	2.86	3.85	12.01	3.81	20.56	5.28	67.28	5.30	68.00
NAV Return	2.37	3.49	10.85	3.29	17.55	3.91	46.79	3.94	47.44
Market Price Return	2.49	3.75	11.67	3.31	17.68	3.93	47.06	3.86	46.38

36

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT) (continued)

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-ICE BofAML New York Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch New York Insured Long-Term Core Municipal Securities Index the Fund’s underlying index, from Fund inception through the conversion date, May 29, 2009, followed by the performance of the BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index, the Fund’s underlying index for the period May 29, 2009 through July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through October 31, 2017.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

37

PGX	Manager’s Analysis
PowerShares Preferred Portfolio (PGX)

As an index fund, the PowerShares Preferred Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the ICE BofAML Core Plus Fixed Rate Preferred Securities Index (formerly The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index, (the “Index”). The Fund generally will invest at least 80% of its total assets in fixed-rate U.S. dollar-denominated preferred securities that comprise the Index.

The Index is a market capitalization-weighted index designed to reflect the total return performance of the fixed-rate U.S. dollar-denominated preferred securities market. The Index includes both traditional and other preferred securities, including preferred securities issued by foreign companies in the form of American depositary receipts, as well as senior and subordinated debt securities. Unlisted preferred securities are excluded from the Index, but unlisted senior or subordinated debt-like securities are eligible for inclusion. The Index may include Rule 144A securities. Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) selects securities for the Index using a rules-based methodology. Qualifying securities must be rated at least B3 (based on an average of Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings, a division of S&P Global Inc. (“S&P”) and Fitch Ratings, Inc. (“Fitch”)) and must have an investment grade country risk profile (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 5.60%. On a net asset value (“NAV”) basis, the Fund returned 5.89%. During the same time period, the Index returned 6.15%. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by a positive impact as a result of the Fund’s sampling methodology.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned 5.36%. The Benchmark Index is an unmanaged index weighted by modified market capitalization based on the average performance of approximately 290 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the preferred stock market, which includes convertible preferred stocks.

Relative to the Benchmark Index, the Fund was most overweight in the utilities industry and most underweight in the consumer non-cyclical industry during the fiscal year ended October 31, 2017. The majority of the Fund’s outperformance relative to the

Benchmark Index during the period can be attributed to the Fund’s allocation to the telecommunication and banks industries.

For the fiscal year ended October 31, 2017, the banks industry contributed most significantly to the Fund’s return, followed by the insurance and REIT industries, respectively. The finance companies industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Deutsche Bank Contingent Capital Trust V, 8.05%, a banks company (portfolio average weight of 2.32%), and HSBC Holdings PLC, 8.00%, a banks company (portfolio average weight of 2.80%). Positions that detracted most significantly from the Fund’s return included Navient Corporation, 6.00%, a consumer finance company (portfolio average weight of 0.18%), and Pacific Gas & Electric, 6.00%, a utility company (portfolio average weight of 0.04%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Banks	42.1
Capital Markets	16.0
Insurance	11.3
Equity REITs	9.1
Electric Utilities	6.3
Diversified Telecommunication Services	4.1
Consumer Finance	3.2
Industrial Conglomerates	1.6
Multi-Utilities	1.6
Wireless Telecommunication Services	1.3
Internet Software & Services	0.6
Machinery	0.6
Oil, Gas & Consumable Fuels	0.5
Commercial Services & Supplies	0.4
Thrifts & Mortgage Finance	0.4
Mortgage REITs	0.3
Media	0.2
Chemicals	0.1
Trading Companies & Distributors	0.1
Money Market Fund Plus Other Assets Less Liabilities	0.2

38

PowerShares Preferred Portfolio (PGX) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
HSBC Holdings PLC, 8.00%, Series 2	2.8
Barclays Bank PLC, 8.13%, Series 5	2.6
HSBC Holdings PLC, 8.13%	2.6
Wells Fargo & Co., 8.00%, Series J	2.5
Deutsche Bank Contingent Capital Trust V, 8.05%	2.3
Citigroup, Inc., 6.88%, Series K	1.7
BB&T Corp., 5.63%, Series E	1.6
Bank of America Corp., 6.50%, Series Y	1.6
PNC Financial Services Group, Inc. (The), 6.13%, Series P	1.5
JPMorgan Chase & Co., 6.13%, Series Y	1.5
Total	20.7

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended—ICE BofAML Core Plus Fixed Rate Preferred Securities Index††	6.15%	7.16%	23.07%	6.75%	38.62%	4.46%	53.03%
S&P U.S. Preferred Stock Index	5.36	5.61	17.80	5.97	33.63	5.81	73.38
Fund
NAV Return	5.89	6.92	22.24	6.39	36.32	3.79	43.66
Market Price Return	5.60	6.80	21.80	6.36	36.11	3.61	41.31

39

PowerShares Preferred Portfolio (PGX) (continued)

Fund Inception: January 31, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-ICE BofAML Core Plus Fixed Rate Preferred Securities Index performance is comprised of the performance of The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index, the Fund’s previous underlying index, from Fund inception through the conversion date, April 1, 2012, followed by the performance of the Index, starting from the conversion date through October 31, 2017.

40

BAB	Manager’s Analysis
PowerShares Taxable Municipal Bond Portfolio (BAB)

Effective with the close of markets on May 31, 2017, the name of the fund was changed to PowerShares Taxable Municipal Bond Portfolio (the “Fund”) from PowerShares Build America Bond Portfolio. At that time, the Fund’s underlying index was changed to ICE BofAML US Taxable Municipal Securities Plus Index (the “Index”) from ICE BofAML Build America Bond Index (the “Previous Index”), and its investment objective and principal investment strategy were also changed.

As an index fund, the Fund is passively managed and seeks investment results that generally correspond to the price and yield (before fees and expenses) of the Index and, through May 31, 2017, the Previous Index. The Fund generally will invest at least 80% of its total assets in taxable municipal securities that comprise the Index. The Index is designed to track the performance of U.S. dollar denominated taxable municipal debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.

Securities eligible for inclusion in the Index must have: (i) at least 18 months to final maturity at the time of issuance, (ii) at least one year remaining term to final maturity, (iii) a fixed coupon schedule, and (iv) an investment grade rating (based on an average of Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings, a division of S&P Global Inc. (“S&P”) and Fitch Ratings, Inc. (“Fitch”). Component securities also must have a minimum amount outstanding that varies according to the bond’s initial term to final maturity at time of issuance: maturities between 1-5 years must have at least $10 million outstanding; maturities between 5-10 years must have at least $15 million outstanding; maturities of 10 years or more must have at least $25 million outstanding. The Index excludes Rule 144A securities and securities in default. However, it may include bonds eligible to participate in the Build America Bond program created under the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal securities on which the issuer receives federal support of the interest paid.

ICE BofAML (the “Index Provider”) uses a capitalization-weighted methodology, weighting the Index’s constituent bonds using a factor that equals their current amount outstanding multiplied by their market price, plus accrued interest. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 3.19%. On a net asset value (“NAV”) basis, the Fund returned 3.14%. During the same time period, the Blended-ICE BofAML US Taxable Municipal Securities Plus Index (a composite of the returns of the Previous Index through May 31, 2017, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended-Index”) returned 3.21%. During the fiscal year, the Fund employed a “sampling”

methodology to attempt to track the Blended-Index, rather than a full replication methodology. The Fund’s performance (NAV basis) differed from the return of the Blended-Index primarily due to the fees and operating expenses that the Fund incurred during the period, partially offset by impacts from the Fund’s sampling methodology.

During this same time period, ICE BofAML U.S. Corporate Master Index returned 3.54% and Bloomberg Barclays U.S. Aggregate Index returned 0.90% (both are “Benchmark Indices”). The Benchmark Indices are unmanaged indices weighted by market capitalization and based on the average performance of approximately 7,555 securities and 9,650 securities, respectively. These Benchmark Indices were selected for their recognition in the marketplace, and their performance comparisons are a useful measure for investors as broad representations of the market for investment grade corporate debt with at least one year to maturity, and of the market for U.S. investment grade, fixed-rate bonds, respectively.

Relative to ICE BofAML U.S. Corporate Master Index, the Fund was most overweight in the State of New York and most underweight in the State of Virginia during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to this Benchmark Index during the period can be attributed to continuing low interest rate environment and steady demand for U.S. corporate bonds as well as fees and operating expenses.

Relative to the Barclays U.S. Aggregate Index, the Fund was most overweight in the State of New York and most underweight in the State of Virginia during the fiscal year ended October 31, 2017. The majority of the Fund’s outperformance relative to this Benchmark Index during the period can be attributed to the limited supply of Build America Bonds as well as the longer duration of taxable municipal bonds held by the Fund compared to the duration of this index.

For the fiscal year ended October 31, 2017, the State of California contributed most significantly to the Fund’s return, followed by the State of Illinois and State of New York, respectively. The State of South Carolina detracted most significantly from the Fund’s return, followed by the District of Columbia and State of Delaware, respectively.

Positions that contributed most significantly to the Fund’s return included Chicago IL Board of Education Build America Bonds taxable, 6.138% coupon, due 12/1/2039 (portfolio average weight of 0.74%) and Illinois State Build America Bonds, 6.09% coupon, due 3/1/2035 (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included South Carolina State Public SVC Authority Revenue Build America Bonds, 6.454% coupon, due 1/1/2050 (portfolio average weight of 1.23%) and South Carolina St Public SVC Authority Revenue Taxable, 2.388% coupon, due 12/1/2023 (portfolio average weight of 0.24%).

41

PowerShares Taxable Municipal Bond Portfolio (BAB) (continued)

State and Territory Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
California	26.0
Florida	5.0
Illinois	7.1
New Jersey	3.8
New York	16.4
Ohio	3.7
Texas	7.5
Washington	3.3
Other States, Territories and Security Types Less Than 3% Each	25.4
Money Market Fund Plus Other Assets Less Liabilities	1.8

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
California State Ser. 10, 7.950%, 03/01/2036	2.7
California State Ser. 09, 7.500%, 04/01/2034	2.7
California State Ser. 10, 7.600%, 11/01/2040	2.1
California State Highway Safety Air Quality Remarketed Ser. 09B, 6.509%, 04/01/2039	1.8
California State Various Purpose Ser. 09, 7.550%, 04/01/2039	1.7
Utah State Ser. 10B, 3.539%, 07/01/2025	1.7
Illinois State Ser. 10-1, 5.563%, 02/01/2021	1.6
Texas State Transportation Commission (First Tier) Rev. Ser. 10B, 5.178%, 04/01/2030	1.4
Florida State Hurricane Catastrophe Fund Financing Corporation Rev. Ser. 13A, 2.107%, 07/01/2018	1.4
University of California Rev. Ser. 10, 5.946%, 05/15/2045	1.4
Total	18.5

*	Excluding money market fund holdings.

42

PowerShares Taxable Municipal Bond Portfolio (BAB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended—ICE BofAML US Taxable Municipal Securities Plus Index††	3.21%	5.16%	16.30%	4.94%	27.25%	7.65%	79.74%
ICE BofAML US Taxable Municipal Securities Plus Index††	3.19	N/A	N/A	N/A	N/A	N/A	N/A
ICE BofAML Build America Bond Index	3.00	5.09	16.07	4.90	27.00	7.62	79.38
ICE BofAML U.S. Corporate Master Index	3.54	3.81	11.87	3.33	17.82	5.45	52.56
Bloomberg Barclays U.S. Aggregate Index	0.90	2.40	7.37	2.04	10.60	3.47	31.12
Fund
NAV Return	3.14	5.09	16.06	4.76	26.15	7.60	79.02
Market Price Return	3.19	5.19	16.41	4.83	26.61	7.58	78.82

Fund Inception: November 17, 2009

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% (0.28% after fee waiver) includes the unitary management fee of 0.28% and acquired fund fees and expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Blended-Index, Index, Previous Index and Benchmark Indices performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index, Index, Previous Index and Benchmark Indices returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index, Index, Previous Index and Benchmark Indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index, Index, Previous Index and Benchmark Indices returns are based on the inception date of the Fund.

††	“3 Years”, “5 Years” and “Fund Inception” performance for the Index is not available because the Index did not commence until December 1, 2015. The Blended-Index is comprised of the performance of the Previous Index from Fund inception through the conversion date, May 31, 2017, followed by the performance of the Index starting at the conversion date through October 31, 2017.

43

CLTL	Manager’s Analysis
PowerShares Treasury Collateral Portfolio (CLTL)

As an index fund, the PowerShares Treasury Collateral Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the ICE U.S. Treasury Short Bond Index (the “Index”). The Fund generally will invest at least 80% of its total assets in components of the Index. The Index is designed to measure the performance of U.S. Treasury Obligations with a maximum remaining maturity of 12 months. “U.S. Treasury Obligations” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. They include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds.

The Index includes all publicly-issued, non-convertible U.S. Treasury Obligations that: (i) are issued in U.S. dollars, (ii) have a minimum remaining maturity of at least one month and a maximum remaining maturity of 12 months at the time of rebalance, and (iii) have a minimum amount outstanding of $300 million. The Index excludes inflation-linked securities, floating rate notes, cash management bills, and any government agency debt issued with or without a government guarantee. The Index uses a market capitalization-weighted methodology. Interactive Data Pricing and Reference Data LLC (the “Index Provider”) rebalances the Index at the end of each month. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (January 12, 2017) through October 31, 2017, on a market price basis, the Fund returned 0.54%. On a net asset value (“NAV”) basis, the Fund returned 0.55%. During the same time period, the Index returned 0.62%. During the fiscal period the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

For the fiscal period ended October 31, 2017, the bonds with maturities between 271-300 days duration contributed most significantly to the Fund’s return, followed by the bonds with maturities between 331-360 days duration and bonds with maturities between 301-330 days duration, respectively. The bonds with maturities between 31-60 days duration detracted most significantly from the Fund’s return, followed by the bonds with maturities between 151-180 days duration and bonds with maturities between 61-90 days duration respectively.

Positions that contributed most significantly to the Fund’s return included U.S. Treasury Note, 0.75% coupon, due 02/28/2018 (portfolio average weight of 3.66%) and U.S. Treasury Note, 0.75% coupon, due 10/31/2017 (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included U.S. Treasury Note, 1.00% coupon, due

02/15/2018 (portfolio average weight of 0.23%) and U.S. Treasury Note, 0.875% coupon, due 01/31/2018 (portfolio average weight of 0.35%).

Security Type Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
U.S. Treasury Bills	56.0
U.S. Treasury Notes	43.7
U.S. Treasury Bonds	0.1
Money Market Fund Plus Other Assets Less Liabilities	0.2

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
U.S. Treasury Note, 0.750%, 02/28/2018	2.3
U.S. Treasury Bill, 1.026%, 01/04/2018	2.1
U.S. Treasury Bill, 1.101%, 02/01/2018	2.0
U.S. Treasury Note, 1.375%, 09/30/2018	2.0
U.S. Treasury Note, 1.500%, 08/31/2018	1.9
U.S. Treasury Bill, 1.035%, 01/11/2018	1.8
U.S. Treasury Bill, 1.071%, 01/18/2018	1.7
U.S. Treasury Bill, 0.968%, 12/21/2017	1.7
U.S. Treasury Bill, 1.031%, 12/28/2017	1.7
U.S. Treasury Bill, 1.080%, 01/25/2018	1.6
Total	18.8

*	Excluding money market fund holdings.

44

PowerShares Treasury Collateral Portfolio (CLTL) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	Fund Inception†
Index	Average Annualized	Cumulative
ICE US Treasury Short Bond Index		0.62%
Fund
NAV Return		0.55
Market Price Return		0.54

Fund Inception: January 12, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.08% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively.

The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

45

VRP	Manager’s Analysis
PowerShares Variable Rate Preferred Portfolio (VRP)

As an index fund, the PowerShares Variable Rate Preferred Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index. The Index is a market capitalization-weighted index designed to track the performance of preferred stock, as well as certain types of “hybrid securities” that are functionally equivalent to preferred stocks, that are issued by U.S.-based or foreign issuers and that pay a floating or variable rate dividend or coupon.

Strictly in accordance with its guidelines and mandated procedures, Wells Fargo Securities, LLC (together with Wells Fargo & Company, the “Index Provider”), employs a proprietary methodology to select for the Index issues of preferred stock and “hybrid securities” that, in the Index Provider’s judgment, are functionally equivalent to preferred stock, including certain convertible securities, depositary preferred stock, trust preferred securities, perpetual subordinated debt listed on the New York Stock Exchange, NYSE Arca or NASDAQ and other types of hybrid securities that receive preferred treatment within an issuer’s capital structure similar to that of traditional preferred stock. To be eligible for inclusion in the Index, the preferred stock or hybrid security must: (i) maintain a minimum par value of $100 million outstanding or a minimum of 10 million shares outstanding; (ii) have floating or variable dividends or coupons; and (iii) be U.S. dollar-denominated and U.S. registered (or otherwise exempt from registration in the United States). The Fund considers the traditional preferred stocks and functionally equivalent hybrid securities included in the Index, collectively, to be “Preferred Securities.” The Index is a market capitalization-weighted index designed to track the performance of Preferred Securities. The Fund does not purchase all of the Preferred Securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 7.08%. On a net asset value (“NAV”) basis, the Fund returned 7.18%. During the same time period, the Index returned 7.44%. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period, partially offset by beneficial impacts of the Fund’s sampling methodology.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned 5.36%. The Benchmark Index is an unmanaged index weighted by modified market capitalization and based on the average performance of approximately 290 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the primarily fixed-rate preferred stock market.

Relative to the Benchmark Index, the Fund was most overweight in the insurance industry and most underweight in the REIT industry during the fiscal year ended October 31, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s inclusion of only variable rate preferred securities, rather than the Benchmark Index’s focus on both fixed rate and variable rate securities. The variable rate segment of the preferred market (and hence the Fund) outpaced the fixed rate segment in 2017, benefitting from the potential for higher US short-term interest rates.

For the fiscal year ended October 31, 2017, the banks industry contributed most significantly to the Fund’s return, followed by the insurance industry. The capital goods industry detracted most significantly from the Fund’s return, followed by the energy industry.

Positions that contributed most significantly to the Fund’s return included Citigroup Capital XIII, 7.75%, a banks company (portfolio average weight of 2.32%), and GMAC Capital Trust I, 7.10%, a finance company (portfolio average weight of 3.92%). Positions that detracted most significantly from the Fund’s return included US Bancorp, 3.50%, a banks company (portfolio average weight of 1.32%), and State Street Capital Trust IV, a banks company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Banks	46.2
Insurance	13.0
Capital Markets	10.3
Pipelines	9.3
Consumer Finance	2.8
Mortgage REITs	2.4
Electric	2.2
Miscellaneous Manufacture	2.2
Diversified Financial Services	2.0
Oil, Gas & Consumable Fuels	1.4
Media	1.3
Food Products	1.0
Electric Utilities	1.0
Multi-Utilities	0.6
Thrifts & Mortgage Finance	0.6
Hand/Machine Tools	0.4
Commercial Services & Supplies	0.4
Auto Manufacturers	0.4
Money Market Funds Plus Other Assets Less Liabilities	2.5

46

PowerShares Variable Rate Preferred Portfolio (VRP) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
GMAC Capital Trust I, 7.10%, 02/15/2040, Series 2	2.8
Wachovia Capital Trust III, 5.570%, 03/29/2049	2.4
Citigroup Capital XIII, 7.75%, 10/30/2040	2.4
JPMorgan Chase & Co., Series 1, 7.900%, 10/30/2165	1.9
General Electric Co., Series D, 5.000%, 06/15/2165	1.9
Wells Fargo & Co., 5.85%, Series Q	1.8
Citigroup, Inc., 6.88%, Series K	1.7
PNC Financial Services Group, Inc. (The), 6.13%, Series P	1.7
TransCanada Trust, 5.300%, 03/15/2077	1.6
TransCanada Trust, Series 16-A, 5.875%, 08/15/2076	1.3
Total	19.5

*	Excluding money market fund holdings.

47

PowerShares Variable Rate Preferred Portfolio (VRP) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index	7.44%	6.76%	21.67	6.42	24.32%
S&P U.S. Preferred Stock Index	5.36	5.61	17.80	5.82	21.89
Fund
NAV Return	7.18	6.51	20.82	6.13	23.14
Market Price Return	7.08	6.48	20.74	6.13	23.18

Fund Inception: May 1, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

48

PVI	Manager’s Analysis
PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

As an index fund, the PowerShares VRDO Tax-Free Weekly Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index (the “Index”). The Fund generally will invest at least 80% of its total assets in variable rate demand obligation (“VRDO”) bonds that are exempt from federal income tax with interest rates that reset weekly, which comprise the Index.

Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg” or the “Index Provider”) compiles and calculates the Index, which is comprised of municipal securities issued in the primary market as VRDOs. Bonds in the Index must be rated by at least one of the following statistical rating agencies: Moody’s Investors Services, Inc. (“Moody’s”) as A-3 for long-term bonds or Prime-2 for short-term bonds; by S&P Global Ratings, a division of S&P Global Inc. (“S&P”) as A- for long-term bonds or A-2 for short-term bonds; and by Fitch Ratings, Inc. (“Fitch”) as A- for long-term bonds or F-2 for short-term bonds. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 0.59%. On a net asset value (“NAV”) basis, the Fund returned 0.51%. During the same time period, the Index returned 0.73%. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays Municipal 1-Year Index (the “Benchmark Index”) returned 1.07%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 4,400 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the market for municipal securities with no more than 1 year duration.

Relative to the Benchmark Index, the Fund was most overweight in the State of Florida and most underweight in the State of New York during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to fees and operating expenses that the Fund incurred during the period as well as the Benchmark’s 1 year duration compared to the Fund’s focus on bonds with weekly resets.

For the fiscal year ended October 31, 2017, the State of Florida contributed most significantly to the Fund’s return, followed by the State of Tennessee and the State of North Carolina, respectively. There were no detracting states.

Positions that contributed most significantly to the Fund’s return included New York State Housing Finance Agency Revenue, 1.02% coupon, due 5/1/2050 (no longer held at fiscal year-end) and California State Variable, Series B-Subseries B-1-Remarketed, 0.87% coupon, due 5/1/2040 (no longer held at fiscal year-end). There were no detracting positions.

State Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Alaska	3.6
Arizona	3.2
California	17.7
Colorado	3.0
Connecticut	3.0
Florida	11.3
Illinois	3.0
Indiana	3.0
Iowa	3.0
Maryland	3.4
Massachusetts	3.5
Michigan	3.0
Missouri	3.3
Nevada	3.0
New York	9.5
North Carolina	3.9
Tennessee	4.5
Texas	3.7
Other States Less Than 3% Each	10.1
Other Assets Less Liabilities	1.3

49

PowerShares VRDO Tax-Free Weekly Portfolio (PVI) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2017
Security
California State Various Purpose Sub.-Ser. 05B-1, 0.890%, 05/01/2040	4.2
University of Texas (Financing System) Ser. 08B, 0.880%, 08/01/2025	3.7
Alaska State Housing Financing Corporation Home Mortgage Rev. Ser. 09B, 0.880%, 12/01/2040	3.6
North Carolina Medical Care Commission Health Care Facilities (Pennybyrn at Maryfield) Ser. 05A, 0.950%, 11/01/2034	3.6
Florida State Department of Environmental Protection Preservation (Everglades Restoration) Rev. Ser. 07A, 0.940%, 07/01/2027	3.5
Maryland State Health & Higher Educational Facilities Auth. (University of Maryland Medical Systems) Rev. Ser. 07A, 0.920%, 07/01/2034	3.3
Arizona State Health Facilities Auth. (Dignity Health) Ser. 05B, 0.920%, 07/01/2035	3.0
Missouri State Health & Educational Facilities Auth. (BJC Health System) Ser. 08C, 0.920%, 05/15/2038	3.0
Michigan State University (General Remarketed 2/25/15) Rev. Ser. 00A, 0.910%, 08/15/2030	3.0
California State Statewide Community Development Auth. (Kaiser Permanente) Ser. 04M, 0.860%, 04/01/2038	3.0
Total	33.9

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended—Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index††	0.73%	0.36%	1.09%	0.26%	1.28%	0.60%	6.14%
Bloomberg Barclays Municipal 1-Year Index	1.07	0.74	2.25	0.74	3.74	1.61	17.23
Fund
NAV Return	0.51	0.15	0.46	0.07	0.34	0.63	6.45
Market Price Return	0.59	0.14	0.42	0.08	0.38	0.63	6.45

50

PowerShares VRDO Tax-Free Weekly Portfolio (PVI) (continued)

Fund Inception: November 15, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index is comprised of the performance of the Thompson Municipal Market Data VRDO Index, the Fund’s original underlying index, from Fund inception through the conversion date, August 5, 2010, followed by the performance of the Index starting at the conversion date through October 31, 2017.

51

Schedule of Investments

PowerShares 1-30 Laddered Treasury Portfolio (PLW)

October 31, 2017

Principal Amount		Value
	Long-Term Investments—95.8%
	U.S. Treasury Securities—95.8%
	U.S. Treasury Bonds—92.5%
$5,311,000	8.875%, 02/15/2019	$5,815,023
5,086,000	8.500%, 02/15/2020	5,879,396
4,967,000	7.875%, 02/15/2021	5,938,475
4,786,000	7.125%, 02/15/2023	6,002,410
4,921,000	6.250%, 08/15/2023	6,036,683
4,423,000	7.625%, 02/15/2025	6,035,322
4,762,000	6.000%, 02/15/2026	6,103,917
4,491,000	6.625%, 02/15/2027	6,111,619
4,531,000	6.125%, 11/15/2027	6,061,274
4,816,000	5.250%, 02/15/2029	6,175,109
4,305,000	6.250%, 05/15/2030	6,083,671
13,864,000	5.375%, 02/15/2031	18,485,153
14,621,000	4.500%, 02/15/2036	18,723,733
4,740,000	4.750%, 02/15/2037	6,269,946
4,959,000	4.375%, 02/15/2038	6,279,818
5,635,000	3.500%, 02/15/2039	6,346,749
4,824,000	4.625%, 02/15/2040	6,330,087
4,728,000	4.750%, 02/15/2041	6,332,473
6,069,000	3.125%, 02/15/2042	6,400,780
6,083,000	3.125%, 02/15/2043	6,401,288
5,564,000	3.625%, 02/15/2044	6,375,562
6,912,000	2.500%, 02/15/2045	6,431,400
6,929,000	2.500%, 02/15/2046	6,426,918
6,230,000	3.000%, 02/15/2047	6,387,210

		173,434,016

	U.S. Treasury Notes—3.3%
6,126,000	2.000%, 02/15/2022	6,145,622

	Total Long-Term Investments (Cost $183,785,344)	179,579,638

	Short-Term Investments—3.3%
	U.S. Treasury Securities—3.2%
	U.S. Treasury Notes—3.2%
5,969,000	3.500%, 02/15/2018 (Cost $6,002,301)	6,008,256

Number of Shares
	Money Market Fund—0.1%
117,826	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(a) (Cost $117,826)	117,826

	Total Short-Term Investments (Cost $6,120,127)	6,126,082

	Total Investments in Securities (Cost $189,905,471)—99.1%	185,705,720
	Other assets less liabilities—0.9%	1,687,393

	Net Assets—100.0%	$187,393,113

Notes to Schedule of Investments:

(a)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Schedule of Investments

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—96.8%
	Ad Valorem Property Tax—21.6%
$775,000	California State Ref. Ser. 12	5.000%	02/01/2038	$879,687
1,500,000	California State Ref. Ser. 15	5.000	08/01/2035	1,754,520
1,000,000	California State Various Purpose Ser. 09	5.500	11/01/2039	1,086,680
1,965,000	California State Various Purpose Ser. 13	5.000	11/01/2043	2,274,939
800,000	Centinela Valley California Union High School District (Election 2010) Ser. 12B AGM	5.000	08/01/2050	917,528
4,750,000	Chabot-Las Positas California Community College District (Election 2016) Ser. 17A	4.000	08/01/2047	5,025,025
2,000,000	Chaffey California Joint Union High School District (Election 2012) Ser. 15B	5.000	08/01/2044	2,293,780
1,500,000	Coachella Valley California Unified School District (2005 Election) Ser. 16E AGM	4.000	08/01/2045	1,566,390
1,000,000	Colton California Joint Unified School District (Election 2008) Ser. 09-A AGC(a)	5.375	08/01/2019	1,074,670
2,745,000	Contra Costa California Community College District (Election of 2006) Ser. 13	5.000	08/01/2038	3,172,177
2,000,000	Jurupa California Unified School District Ser. 17B	4.000	08/01/2041	2,114,080
1,000,000	Los Angeles California Community College District Ref. Ser. 16	5.000	08/01/2036	1,182,360
1,215,000	Los Angeles California Community College District Ref. Ser.16	4.000	08/01/2037	1,308,798
3,000,000	Madera California Unified School District Election 2014 Ser. 17	4.000	08/01/2046	3,150,690
4,000,000	Marin California Healthcare District (Election 2013) Ser. 17A	5.000	08/01/2041	4,742,200
3,000,000	Morgan Hill California Unified School District (Election 2012) Ser. 17B	4.000	08/01/2047	3,191,730
1,500,000	Oakland California Unified School District (Alameda County) Ser. 15A	5.000	08/01/2040	1,739,655
1,100,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.000	07/01/2031	1,149,720
1,000,000	San Diego California Community College District (Election of 2006) Ser. 13	5.000	08/01/2043	1,159,140
1,000,000	San Diego California Unified School District (Election 2012) Ser. 13C	5.000	07/01/2035	1,161,030
1,000,000	San Diego California Unified School District (Election 2012) Ser. 16F	5.000	07/01/2040	1,162,740
3,000,000	San Diego California Unified School District (Election 2012) Ser. 17I	5.000	07/01/2047	3,533,070
1,000,000	Simi Valley California Unified School District (Election 2016) Ser. 17A	4.000	08/01/2046	1,047,690
2,100,000	West Contra Costa California Unified School District (Election of 2010) Ser. 11A AGM	5.250	08/01/2041	2,386,692
2,000,000	West Contra Costa California Unified School District Ref. Ser. 12 AGM	5.000	08/01/2032	2,280,120

				51,355,111

	College & University Revenue—6.3%
1,500,000	California State Educational Facilities Auth. (Pepperdine University) Rev. Ref. Ser. 16	5.000	10/01/2046	1,748,265
2,940,000	California State University Systemwide Rev. Ser. 12A	5.000	11/01/2037	3,354,452
2,000,000	California State University Systemwide Rev. Ser. 14A	5.000	11/01/2039	2,334,520
2,100,000	California State University Systemwide Rev. Ser. 15A	5.000	11/01/2038	2,458,491
1,500,000	California Statewide Communities Development Auth. Student Housing (University of California, Irvine Campus Apartments Phase IV) Rev. Ser. 17A	5.000	05/15/2047	1,720,380
1,500,000	University of California (Limited Project) Rev. Ser. 12G	5.000	05/15/2037	1,708,170
1,500,000	University of California General Rev. Ser. 13AI	5.000	05/15/2038	1,729,605

				15,053,883

	Electric Power Revenue—7.3%
2,000,000	Guam Power Auth. Rev. Ser. 10A AGM	5.000	10/01/2037	2,143,120
2,000,000	Guam Power Auth. Rev. Ser. 12A AGM	5.000	10/01/2030	2,221,980
2,500,000	Los Angeles California Department of Water & Power (Power System) Rev. Ref. Ser. 16A	5.000	07/01/2046	2,896,850
4,445,000	Los Angeles California Department of Water & Power (Power System) Rev. Ser. 12B	5.000	07/01/2043	5,023,161
1,000,000	Los Angeles California Department of Water & Power Rev. Ser. 14D	5.000	07/01/2039	1,162,550
1,000,000	Los Angeles California Department of Water & Power Rev. Ser. 15E	5.000	07/01/2044	1,157,870
1,500,000	Los Angeles California Department of Water & Power Rev. Ser. 16B	5.000	07/01/2042	1,741,665
575,000	Redding California Electric System COP Rev. Ser. 08A AGM(a)	5.000	06/01/2018	588,444
425,000	Redding California Electric System COP Rev. Ser. 08A AGM	5.000	06/01/2030	434,061

				17,369,701

	General Fund—9.5%
25,000	California State Ref. Ser. 07 NATL	4.250	08/01/2033	25,058
2,025,000	California State Ser. 10	5.250	11/01/2040	2,263,181
2,000,000	California State Ser. 16	5.000	09/01/2046	2,325,060
1,000,000	California State Various Purpose Ref. Ser. 16	5.000	09/01/2036	1,178,740
2,585,000	California State Various Purpose Ref. Ser.16	5.000	09/01/2034	3,067,128
5,000,000	California State Various Purpose Ser. 09	6.000	04/01/2038	5,343,450
1,160,000	California State Various Purpose Ser. 13	5.000	04/01/2037	1,337,062
2,000,000	California State Various Purpose Ser. 13	5.000	04/01/2043	2,286,500
4,000,000	California State Various Purpose Ser. 17	5.000	11/01/2047	4,697,920

				22,524,099

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Health, Hospital, Nursing Home Revenue—12.9%
$1,000,000	California State Health Facilities Auth. (Lucile Packard Stanford Hospital) Rev. Ser. 16B	5.000%	08/15/2055	$1,136,980
3,300,000	California State Health Facilities Financing Auth. (Adventist Health System/West) Rev. Ref. Ser. 16A	4.000	03/01/2039	3,423,222
500,000	California State Health Facilities Financing Auth. (Cedars Sinai Medical Center) Rev. Ref. Ser. 16B	5.000	08/15/2035	587,385
1,500,000	California State Health Facilities Financing Auth. (Children’s Hospital) Ref. Ser. 17A	5.000	08/15/2042	1,692,960
1,000,000	California State Health Facilities Financing Auth. (Kaiser Permanente) Rev. Sub.-Ser. 17A-2	5.000	11/01/2047	1,294,450
500,000	California State Health Facilities Financing Auth. (Providence St. Joseph Health) Rev. Ref. Ser. 16A	4.000	10/01/2036	527,655
2,265,000	California State Health Facilities Financing Auth. (Sutter Health) Rev. Ref. Ser. 08A(a)	5.000	08/15/2018	2,337,186
3,305,000	California State Health Facilities Financing Auth. (Sutter Health) Rev. Ref. Ser. 11D	5.000	08/15/2035	3,720,240
1,000,000	California State Health Facilities Financing Auth. (Sutter Health) Rev. Ref. Ser. 15A	5.000	08/15/2043	1,140,150
685,000	California State Health Facilities Financing Auth. (Sutter Health) Rev. Ref. Ser. 16B	4.000	11/15/2041	718,407
2,000,000	California State Health Facilities Financing Auth. (Sutter Health) Rev. Ref. Ser. 16B	5.000	11/15/2046	2,307,680
1,000,000	California State Municipal Financing Auth. (Community Medical Centers) Ref. Ser. 17A	4.000	02/01/2042	1,021,690
1,000,000	California State Municipal Financing Auth. (Eisenhower Medical Center) Rev. Ref. Ser. 17A	5.000	07/01/2042	1,125,540
1,000,000	California State Municipal Financing Auth. (Northbay Healthcare) Rev. Ser. 17A	5.000	11/01/2047	1,097,920
500,000	California State Municipal Financing Auth. (Northbay Healthcare) Rev. Ser. 17A	5.250	11/01/2047	562,110
495,000	California Statewide Communities Development Auth. (Adventist Remarketed 05/23/08) Rev. Ser. 07B AGC(a)	5.000	05/23/2018	506,024
1,000,000	California Statewide Communities Development Auth. (Cottage Health System Obligated Group) Rev. Ref. Ser. 15	5.000	11/01/2043	1,112,900
1,650,000	California Statewide Communities Development Auth. (John Muir Health) Rev. Ref. Ser. 16A	4.000	08/15/2046	1,710,604
1,000,000	California Statewide Communities Development Auth. (John Muir Health) Rev. Ref. Ser. 16A	5.000	08/15/2051	1,121,580
1,000,000	California Statewide Communities Development Auth. (Kaiser Permanente) Rev. Ser. 12A	5.000	04/01/2042	1,126,510
1,000,000	California Statewide Communities Development Auth. (Sutter Health) Rev. Ser. 11A	6.000	08/15/2042	1,125,240
1,045,000	California Statewide Communities Development Auth. (Trinity Health) Rev. Ref. Ser. 11	5.000	12/01/2041	1,161,549

				30,557,982

	Highway Tolls Revenue—2.2%
3,000,000	Bay Area California Auth. Toll Bridge (San Francisco Bay Area Subordinate Toll Bridge) Rev. Ser. 17S-7	4.000	04/01/2042	3,181,140
2,000,000	Foothill-Eastern Transportation Corridor Agency California Toll Road Remarketed Rev. Ref. Sub.-Ser. 14 B-1	3.950	01/15/2053	2,002,000

				5,183,140

	Lease Revenue—6.9%
540,000	Anaheim California Public Financing Auth. Lease Rev. Ref. Ser. 14A	5.000	05/01/2039	625,055
1,000,000	California State Municipal Financing Auth. Lease (Orange County Civic Center Infrastructure Improvement Program) Rev. Ser. 17A	5.000	06/01/2042	1,174,540
670,000	California State Public Works Board Lease (Various Capital Projects) Rev. Ref. Ser. 16C	5.000	11/01/2034	787,096
1,130,000	Los Angeles County California Public Works Financing Auth. Lease (Multiple Capital Project II) Rev. Ser. 12	5.000	08/01/2037	1,281,115
2,330,000	Los Angeles County California Public Works Financing Auth. Lease (Multiple Capital Project II) Rev. Ser. 12	5.000	08/01/2042	2,619,130
2,000,000	Los Angeles County California Public Works Financing Auth. Lease Rev. Ser. 15A	5.000	12/01/2044	2,289,080
1,050,000	Los Angeles County California Public Works Financing Auth. Lease Rev. Ser. 16D	5.000	12/01/2045	1,213,527
1,000,000	Richmond Joint Powers Financing Auth. Lease (Civic Center Project) Rev. Ser. 09 AGC	5.750	08/01/2029	1,072,820
1,000,000	San Diego California Public Facilities Financing Auth. Lease (Capital improvement Projects) Rev. Ser. 15A	5.000	10/15/2044	1,146,650
700,000	San Diego California Public Facilities Financing Auth. Lease (Master Project) Rev. Ref. Ser. 10A	5.250	03/01/2040	770,623
3,000,000	San Jose California Financing Auth. (Civic Center Project) Ref. Ser. 13A	5.000	06/01/2039	3,416,820

				16,396,456

	Local or GTD Housing—0.5%
1,000,000	California Statewide Communities Development Auth. Student Housing (CHF Irvine LLC) Rev. Ref. Ser. 16	5.000	05/15/2040	1,142,340

	Miscellaneous Revenue—2.2%
1,000,000	California Infrastructure & Economic Development Bank Rev. Ser. 16	4.000	10/01/2045	1,062,390
1,500,000	California State Various Purpose (Green Bonds) Ser. 14	5.000	10/01/2037	1,758,540

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Miscellaneous Revenue (continued)
$1,000,000	California State Various Purpose Ser. 14	5.000%	10/01/2044	$1,157,120
1,000,000	California State Various Purpose Ser. 15	5.000	03/01/2045	1,147,700

				5,125,750

	Natural Gas Revenue—1.1%
2,500,000	Chula Vista California Industrial Development (San Diego Gas—Remarketed 06/17/09) Rev. Ser. 04A	5.875	02/15/2034	2,674,650

	Port, Airport & Marina Revenue—8.5%
1,500,000	Long Beach California Harbor Rev. Ref. Ser. 17C	5.000	05/15/2047	1,763,505
500,000	Long Beach California Marina Rev. Ser. 15	5.000	05/15/2040	554,540
500,000	Long Beach California Marina Rev. Ser. 15	5.000	05/15/2045	551,040
1,000,000	Los Angeles California Department of Airports (Senior Los Angeles International Airport) Ser. 10A	5.000	05/15/2040	1,087,290
2,000,000	Los Angeles California Department of Airports Rev. Ref. Sub.-Ser. 15C	5.000	05/15/2038	2,314,700
3,500,000	Los Angeles California Department of Airports Rev. Sub.-Ser. 17B	5.000	05/15/2042	4,083,065
2,000,000	San Francisco California City & County Airports Commission (International Airport) Rev. Ser. 17B	5.000	05/01/2047	2,324,840
2,000,000	San Francisco California City & County Airports Commission (San Francisco International Airport) Rev. Ser. 14B	5.000	05/01/2044	2,280,120
4,465,000	San Francisco California City & County Airports Commission (San Francisco International Airport) Rev. Ser. 16C	5.000	05/01/2046	5,152,163

				20,111,263

	Recreational Revenue—0.5%
1,000,000	California Infrastructure & Economic Development Bank (Academy of Motion Picture Arts & Projects) Rev. Ref. Ser. 15	5.000	11/01/2041	1,147,430

	Sales Tax Revenue—4.1%
4,990,000	Los Angeles County California Metropolitan Transportation Auth. Sales Tax Rev. Ser. 17A	5.000	07/01/2038	5,960,306
1,500,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. First Sub.-Ser. 10C AGM	5.125	08/01/2042	1,555,260
2,000,000	San Diego County California Regional Transportation Commission Ser. 16A	5.000	04/01/2048	2,327,760

				9,843,326

	Sewer Revenue—1.5%
650,000	Fresno California Sewer Rev. Ser. 08A AGC	5.000	09/01/2037	670,618
1,000,000	Los Angeles California Wastewater System (Green Bonds) Rev. Sub.-Ser. 17A	5.250	06/01/2047	1,201,810
1,525,000	Sacramento County California Sanitation District Financing Auth. Rev. Ref. Ser. 14A	5.000	12/01/2044	1,768,024

				3,640,452

	Special Tax—1.2%
2,600,000	Irvine California Unified School District Special Tax Ref. Ser. 15 BAM	5.000	09/01/2038	2,974,738

	Tax Increment Revenue—1.7%
1,000,000	Inland Valley California Development Successor Agency Tax Allocation Ref. Ser. 14A AGM	5.000	09/01/2044	1,124,930
2,500,000	Santa Cruz County California Redevelopment Successor Agency Tax Allocation Ref. Ser. 15A AGM	5.000	09/01/2035	2,907,150

				4,032,080

	Transit Revenue—1.6%
2,000,000	Alameda California Corridor Transportation Auth. (Second Sub.-Lien) Ref. Ser. 16B AGM	3.000	10/01/2034	1,950,580
1,500,000	Alameda California Corridor Transportation Auth. (Second Sub.-Lien) Ref. Ser. 16B AGM	5.000	10/01/2035	1,743,270

				3,693,850

	Water Revenue—7.2%
1,000,000	California State Department of Water Resources (Central Valley Project) Water System Rev. Ref. Ser. 16AW	5.000	12/01/2033	1,212,810
1,500,000	East Bay California Municipal Utility District Water System (Green Bond) Ser. 17A	5.000	06/01/2042	1,779,750
1,500,000	East Bay California Municipal Utility District Water System Rev. Ref. Ser. 15A	5.000	06/01/2037	1,781,385
2,000,000	Los Angeles California Department of Water & Power Rev. Ser. 12B	5.000	07/01/2043	2,260,140
1,250,000	Los Angeles California Department of Water & Power System Rev. Ser. 11A	5.000	07/01/2041	1,386,712
2,000,000	Orange County California Water District Rev. Ref. Ser. 17A	4.000	08/15/2041	2,135,880
500,000	Puerto Rico Commonwealth Aqueduct & Sewer Auth. (Senior Lien) Rev. Ser. 08A AGC	5.125	07/01/2047	503,225

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Water Revenue (continued)
$1,000,000	San Diego County California Water Auth. Ref. Ser. 16B	5.000%	05/01/2037	$1,185,270
4,090,000	Santa Clara Valley California Water District Ref. Ser. 16A	5.000	06/01/2046	4,784,932

				17,030,104

	Total Investments in Securities (Cost $226,528,691)(b)—96.8%			229,856,355
	Other assets less liabilities—3.2%			7,556,756

	Net Assets—100.0%			$237,413,111

Investment Abbreviations:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

Auth.—Authority

BAM—Build America Mutual

COP—Certificate of Participation

GTD—Grant To Date

NATL—National Public Finance Guarantee Corp.

Ref.—Refunding

Rev.—Revenue

Ser.—Series

Sub.—Subordinated

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	The following table provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio, as of October 31, 2017. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations.

Entities	Percentage of Total Investments
Assured Guaranty Municipal Corp.	10.0%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Schedule of Investments

PowerShares CEF Income Composite Portfolio (PCEF)

October 31, 2017

Number of Shares		Value
	Closed-End Funds—100.0%
	Bonds—43.1%
2,686,754	Aberdeen Asia-Pacific Income Fund, Inc.	$13,514,373
515,473	BlackRock Core Bond Trust	7,299,098
1,162,790	BlackRock Credit Allocation Income Trust	15,534,874
609,781	BlackRock Income Trust, Inc.	3,780,642
354,578	BlackRock Limited Duration Income Trust	5,690,977
405,730	BlackRock Multi-Sector Income Trust	7,526,291
421,558	BlackRock Taxable Municipal Bond Trust	9,733,774
217,167	Cohen & Steers Limited Duration Preferred and Income Fund, Inc.	5,763,612
79,543	Cohen & Steers Select Preferred and Income Fund, Inc.	2,250,271
78,606	DoubleLine Funds Trust—Doubleline Opportunistic Credit Fund	1,800,077
777,373	DoubleLine Income Solutions Fund	16,270,417
262,851	Duff & Phelps Utility and Corporate Bond Trust, Inc.	2,402,458
1,243,990	Eaton Vance Limited Duration Income Fund	17,366,100
188,205	Eaton Vance Short Duration Diversified Income Fund	2,668,747
102,883	Eaton Vance Tax-Advantaged Bond and Options Strategies Fund	1,167,722
141,420	First Trust Aberdeen Global Opportunity Income Fund	1,637,644
459,411	First Trust Intermediate Duration Preferred & Income Fund(a)	11,393,393
143,019	Flaherty & Crumrine Dynamic Preferred and Income Fund, Inc.	3,720,639
62,928	Flaherty & Crumrine Preferred Income Fund, Inc.	972,238
245,340	Flaherty & Crumrine Preferred Securities Income Fund, Inc.	5,132,513
66,344	Flaherty & Crumrine Total Return Fund, Inc.	1,414,454
237,425	Franklin Limited Duration Income Trust	2,825,358
131,572	Guggenheim Taxable Municipal Managed Duration Trust	2,922,214
100,241	Insight Select Income Fund	2,064,965
108,568	Invesco Bond Fund(b)	2,181,131
1,959,605	Invesco Senior Income Trust(b)	8,681,050
170,650	John Hancock Preferred Income Fund(a)	3,728,703
137,434	John Hancock Preferred Income Fund II	2,975,446
239,007	John Hancock Preferred Income Fund III	4,421,630
264,673	John Hancock Premium Dividend Fund	4,491,501
502,991	MFS Charter Income Trust	4,305,603
308,863	MFS Government Markets Income Trust	1,519,606
1,117,974	MFS Intermediate Income Trust	4,740,210
760,627	MFS Multimarket Income Trust	4,685,462
201,135	Nuveen Build America Bond Fund	4,318,368
1,472,302	Nuveen Credit Strategies Income Fund	12,293,722
366,887	Nuveen Floating Rate Income Fund	4,266,896
246,881	Nuveen Global High Income Fund	4,288,323
785,763	Nuveen Preferred & Income Opportunities Fund	8,281,942
1,522,667	Nuveen Preferred & Income Securities Fund	15,668,243
174,356	Nuveen Preferred & Income Term Fund	4,388,541
50,897	Nuveen Preferred And Income 2022 Term Fund	1,294,820
200,628	PIMCO Corporate & Income Strategy Fund	3,402,651

Number of Shares		Value
	Closed-End Funds (continued)
	Bonds (continued)
85,439	PIMCO Income Opportunity Fund	$2,251,318
140,020	PIMCO Income Strategy Fund	1,687,241
333,445	PIMCO Income Strategy Fund II	3,564,527
239,081	Pioneer Floating Rate Trust	2,876,144
361,042	Prudential Short Duration High Yield Fund, Inc.	5,469,786
512,347	Putnam Master Intermediate Income Trust	2,459,266
820,997	Putnam Premier Income Trust	4,416,964
104,703	RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.	1,988,310
81,502	Stone Harbor Emerging Markets Income Fund	1,362,713
455,002	TCW Strategic Income Fund, Inc.	2,561,661
1,611,690	Templeton Global Income Fund	10,669,388
74,507	Virtus Global Multi-Sector Income Fund	1,370,184
141,614	Western Asset Global Corporate Defined Opportunity Fund, Inc.	2,563,213
61,919	Western Asset Investment Grade Defined Opportunity Trust, Inc.	1,334,974
92,211	Western Asset Premier Bond Fund	1,292,798
738,851	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	8,304,685
351,046	Western Asset/Claymore Inflation-Linked Securities & Income Fund	4,054,581

		303,014,452

	Bonds/High Yield—27.4%
920,259	AllianceBernstein Global High Income Fund, Inc.	11,917,354
187,822	Barings Global Short Duration High Yield Fund	3,880,402
1,379,702	BlackRock Corporate High Yield Fund, Inc.	15,425,068
654,348	BlackRock Debt Strategies Fund, Inc.	7,668,959
363,075	BlackRock Floating Rate Income Strategies Fund, Inc.	5,195,603
226,322	BlackRock Floating Rate Income Trust	3,238,668
123,838	Blackstone/GSO Long-Short Credit Income Fund	2,007,414
510,353	Credit Suisse Asset Management Income Fund, Inc.	1,704,579
641,705	Credit Suisse High Yield Bond Fund	1,822,442
115,581	Deutsche High Income Opportunities Fund, Inc.	1,749,896
212,491	Deutsche Multi-Market Income Trust	1,903,919
552,396	Dreyfus High Yield Strategies Fund	1,922,338
314,262	Eaton Vance Floating-Rate Income Trust	4,553,656
161,918	Eaton Vance High Income 2021 Target Term Trust	1,638,610
281,049	Eaton Vance Senior Floating-Rate Trust	4,089,263
290,437	First Trust High Income Long/Short Fund	4,911,290
238,816	First Trust Senior Floating Rate 2022 Target Term Fund	2,278,305
257,361	First Trust Senior Floating Rate Income Fund II	3,381,723
40,216	Guggenheim Credit Allocation Fund	910,088
158,706	Invesco High Income 2023 Target Term Fund(b)	1,601,344
154,141	Ivy High Income Opportunities Fund	2,413,848
144,645	KKR Income Opportunities Fund(a)	2,440,161

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

PowerShares CEF Income Composite Portfolio (PCEF) (continued)

October 31, 2017

Number of Shares		Value
	Closed-End Funds (continued)
	Bonds/High Yield (continued)
228,452	Morgan Stanley Emerging Markets Debt Fund, Inc.	$2,302,796
231,971	Neuberger Berman High Yield Strategies Fund, Inc.	2,813,808
225,557	New America High Income Fund, Inc. (The)	2,210,459
256,482	Nuveen Floating Rate Income Opportunity Fund	2,936,719
97,209	Nuveen High Income 2020 Target Term Fund	981,811
195,500	Nuveen High Income December 2018 Target Term Fund	1,955,000
371,094	Nuveen High Income November 2021 Target Term Fund	3,736,917
244,591	Nuveen NASDAQ 100 Dynamic Overwrite Fund	5,769,902
300,027	Nuveen Senior Income Fund	2,034,183
77,566	Nuveen Short Duration Credit Opportunities Fund	1,362,835
392,317	PIMCO Corporate & Income Opportunity Fund	6,590,926
87,827	Pioneer Diversified High Income Trust	1,430,702
316,228	Pioneer High Income Trust	3,162,280
450,527	Prudential Global Short Duration High Yield Fund, Inc.	6,640,768
54,151	Stone Harbor Emerging Markets Total Income Fund	878,329
585,800	Templeton Emerging Markets Income Fund	6,795,280
1,597,927	Voya Prime Rate Trust	8,197,365
756,619	Wells Fargo Income Opportunities Fund	6,438,828
374,757	Wells Fargo Multi-Sector Income Fund	4,890,579
744,967	Western Asset Emerging Markets Debt Fund, Inc.	11,621,485
541,446	Western Asset Global High Income Fund, Inc.	5,538,993
923,651	Western Asset High Income Fund II, Inc.	6,585,632
1,416,515	Western Asset High Income Opportunity Fund, Inc.	7,153,401
245,153	Western Asset High Yield Defined Opportunity Fund, Inc.	3,790,065

		192,473,993

	Option Income—29.5%
1,029,526	AllianzGI NFJ Dividend, Interest & Premium Strategy Fund	13,785,353
326,564	BlackRock Energy and Resources Trust	4,428,208
424,611	BlackRock Enhanced Capital and Income Fund, Inc.	6,772,545
1,988,627	BlackRock Enhanced Equity Dividend Trust	18,355,027
736,673	BlackRock Enhanced Global Dividend Trust	10,040,853
1,163,093	BlackRock Enhanced International Dividend Trust	7,664,783
50,486	BlackRock Health Sciences Trust	1,817,496
1,171,971	BlackRock Resources & Commodities Strategy Trust	10,453,981
218,465	BlackRock Science & Technology Trust	5,822,092
387,858	Brookfield Real Assets Income Fund, Inc.	9,265,928
249,230	Cohen & Steers Global Income Builder, Inc.	2,444,946
86,187	Columbia Seligman Premium Technology Growth Fund, Inc.	2,032,289

Number of Shares		Value
	Closed-End Funds (continued)
	Option Income (continued)
376,972	Eaton Vance Enhanced Equity Income Fund	$5,402,009
359,514	Eaton Vance Enhanced Equity Income Fund II	5,421,471
609,298	Eaton Vance Risk-Managed Diversified Equity Income Fund	5,593,356
140,465	Eaton Vance Tax-Managed Buy-Write Income Fund	2,323,291
359,958	Eaton Vance Tax-Managed Buy-Write Opportunities Fund	5,442,565
1,150,161	Eaton Vance Tax-Managed Diversified Equity Income Fund	13,387,874
686,033	Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund	8,108,910
2,242,117	Eaton Vance Tax-Managed Global Diversified Equity Income Fund	20,941,373
162,954	First Trust Dynamic Europe Equity Income Fund	3,101,015
213,804	First Trust Enhanced Equity Income Fund(a)	3,322,514
157,642	GAMCO Natural Resources Gold & Income Trust	1,114,529
365,490	Guggenheim Enhanced Equity Income Fund	3,194,382
91,629	John Hancock Hedged Equity & Income Fund	1,621,833
186,528	Madison Covered Call & Equity Strategy Fund	1,438,131
350,501	Nuveen Dow 30sm Dynamic Overwrite Fund	6,193,353
795,138	Nuveen S&P 500 Buy-Write Income Fund	11,211,446
123,992	Nuveen S&P 500 Dynamic Overwrite Fund	2,014,870
131,223	Voya Asia Pacific High Dividend Equity Income Fund	1,414,584
193,412	Voya Global Advantage and Premium Opportunity Fund	2,228,106
919,770	Voya Global Equity Dividend and Premium Opportunity Fund	7,431,742
182,140	Voya Infrastructure Industrials and Materials Fund	2,959,775
166,562	Voya Natural Resources Equity Income Fund	1,036,016

		207,786,646

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $655,318,563)—100.0%	703,275,091

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.2%
1,452,200	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(c)(d) (Cost $1,452,200)	1,452,200

	Total Investments in Securities (Cost $656,770,763)—100.2%	704,727,291
	Other assets less liabilities—(0.2)%	(1,550,668)

	Net Assets—100.0%	$703,176,623

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

PowerShares CEF Income Composite Portfolio (PCEF) (continued)

October 31, 2017

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2017.
(b)	Affiliated company. The Fund’s Adviser and the adviser for Invesco Bond Fund, Invesco High Income 2023 Target Term Fund and Invesco Senior Income Trust are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Bond Fund, Invesco High Income 2023 Target Term Fund and Invesco Senior Income Trust are considered to be affiliated. See Note 4.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Schedule of Investments

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)

October 31, 2017

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds—77.2%
		Australia—2.0%
CNH	10,000,000	Australia & New Zealand Banking Group Ltd.	4.750%	01/30/2025	$1,522,096

		China—49.4%
CNH	4,000,000	Bank of China Ltd., EMTN	4.880	04/20/2020	615,232
CNH	6,000,000	China Development Bank	4.200	01/19/2027	900,719
CNH	5,000,000	China Development Bank, EMTN	3.600	11/13/2018	751,321
CNH	5,000,000	China Merchants Bank Co. Ltd., EMTN	3.950	12/02/2017	752,608
CNH	17,000,000	CNI Capital Ltd.	4.300	11/11/2019	2,557,056
CNH	15,000,000	Fantasia Holdings Group Co. Ltd.	9.500	05/04/2019	2,347,058
CNH	20,000,000	Fuqing Investment Management Ltd.	4.850	07/21/2018	3,032,729
CNH	18,000,000	Greenland Hong Kong Holdings Ltd.	5.500	01/23/2018	2,717,212
CNH	5,000,000	Huarui Investment Holding Co. Ltd.	5.250	11/26/2018	750,123
CNH	8,000,000	ICBCIL Finance Co. Ltd.	3.900	06/18/2018	1,204,235
CNH	5,000,000	Industrial & Commercial Bank of China Ltd.	3.650	10/27/2018	750,795
CNH	15,000,000	Industrial & Commercial Bank of China Ltd., EMTN	3.200	09/19/2018	2,244,351
CNH	15,000,000	Jingneng Clean Energy Investment Holdings Ltd.	4.300	12/23/2017	2,262,107
CNH	16,000,000	Lenovo Group Ltd.	4.950	06/10/2020	2,447,039
CNH	17,000,000	Longfor Properties Co. Ltd.	6.750	05/28/2018	2,600,484
CNH	10,000,000	Rosy Capital Global Ltd.	5.250	07/30/2018	1,515,278
CNH	5,000,000	Sinostrong International Ltd.	4.000	05/28/2018	751,360
CNH	15,000,000	Southwest Securities International Securities Ltd.	6.450	05/28/2018	2,288,532
CNH	15,000,000	Tingyi Cayman Islands Holding Corp.	4.375	08/06/2018	2,262,118
CNH	12,000,000	Unican Ltd., EMTN	5.150	07/02/2018	1,819,451
CNH	5,000,000	Vanke Real Estate Hong Kong Co. Ltd., EMTN	4.500	12/04/2018	756,599
CNH	5,000,000	Wanhua Chemical International Holding Co. Ltd.	4.500	11/19/2017	750,968
CNH	15,000,000	Zhuhai Da Heng Qin Investment Co. Ltd.	4.750	12/11/2017	2,263,269

					38,340,644

		France—2.7%
CNH	10,000,000	BNP Paribas SA, EMTN	5.000	03/17/2025	1,528,654
CNH	4,000,000	Total Capital SA, EMTN	3.750	09/24/2018	601,178

					2,129,832

		Germany—1.0%
CNH	5,000,000	Volkswagen International Finance NV, EMTN	3.750	11/30/2017	753,960

		Hong Kong—7.6%
CNH	15,000,000	Lai Fung Holdings Ltd.	6.875	04/25/2018	2,278,367
CNH	12,960,000	New World China Land Ltd.	5.500	02/06/2018	1,965,600
CNH	11,000,000	Value Success International Ltd., Series 1, EMTN	4.750	11/04/2018	1,670,536

					5,914,503

		New Zealand—2.7%
CNH	5,000,000	Fonterra Co-operative Group Ltd., EMTN	3.600	01/29/2019	748,381
CNH	9,000,000	Fonterra Co-operative Group Ltd., Series 14, EMTN	4.000	06/22/2020	1,352,039

					2,100,420

		Singapore—3.9%
CNH	15,000,000	BOC Aviation Ltd., EMTN	4.500	10/17/2020	2,275,253
CNH	5,000,000	BOC Aviation Ltd., Series 10, EMTN	4.200	11/05/2018	754,627

					3,029,880

		South Korea—3.1%
CNH	1,000,000	Korea Development Bank (The), Series 609, EMTN	4.100	08/24/2018	150,499
CNH	15,000,000	Shinhan Bank Co. Ltd., EMTN	4.200	08/06/2018	2,260,250

					2,410,749

		Supranational—1.9%
CNH	10,000,000	Asian Development Bank, EMTN	2.850	10/21/2020	1,468,268

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM) (continued)

October 31, 2017

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		United Kingdom—1.9%
CNH	10,000,000	BP Capital Markets PLC, EMTN	3.950%	10/08/2018	$1,506,413

		United States—1.0%
CNH	5,000,000	Caterpillar Financial Services Corp., EMTN	3.550	06/23/2018	750,865

		Total Corporate Bonds (Cost $59,625,779)			59,927,630

		Sovereign Debt Obligations—17.5%
		China—15.6%
CNH	15,000,000	China Government Bond	3.990	06/26/2020	2,275,079
CNH	6,000,000	China Government Bond	2.480	12/01/2020	870,439
CNH	10,000,000	China Government Bond	2.360	08/18/2021	1,431,831
CNH	15,000,000	China Government Bond	3.550	12/12/2021	2,240,268
CNH	6,500,000	China Government Bond	3.100	06/29/2022	950,219
CNH	9,000,000	China Government Bond	3.160	06/27/2023	1,311,285
CNH	5,000,000	China Government Bond	3.380	11/21/2024	732,246
CNH	15,000,000	China Government Bond	3.850	12/12/2026	2,253,591

					12,064,958

		South Korea—1.9%
CNH	10,000,000	Export-Import Bank of Korea, EMTN	3.600	06/10/2018	1,502,266

		Total Sovereign Debt Obligations (Cost $14,120,858)			13,567,224

	Number of Shares
		Money Market Fund—2.1%
	1,597,879	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(b) (Cost $1,597,879)			1,597,879

		Total Investments in Securities (Cost $75,344,516)—96.8%			75,092,733
		Other assets less liabilities—3.2%			2,499,984

		Net Assets—100.0%			$77,592,717

Investment Abbreviations:

CNH—Chinese Yuan

EMTN—Euro Medium-Term Note

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount denominated in currency indicated.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Schedule of Investments

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations—98.7%
	Argentina—3.7%
$56,960,000	Argentine Republic Government International Bond	7.125%	07/06/2036	$61,402,880
55,340,000	Argentine Republic Government International Bond	7.625	04/22/2046	62,119,150
59,200,000	Argentine Republic Government International Bond(a)	7.125	06/28/2117	60,887,200

				184,409,230

	Brazil—3.6%
45,070,000	Brazil Government International Bond	8.250	01/20/2034	58,681,140
50,679,000	Brazil Government International Bond	7.125	01/20/2037	60,789,460
58,345,000	Brazil Government International Bond	5.625	01/07/2041	59,278,520

				178,749,120

	Chile—3.3%
53,172,000	Chile Government International Bond(b)	3.125	03/27/2025	54,767,160
54,564,000	Chile Government International Bond	3.125	01/21/2026	55,928,100
54,100,000	Chile Government International Bond	3.860	06/21/2047	54,931,787

				165,627,047

	Colombia—3.5%
43,253,000	Colombia Government International Bond	7.375	09/18/2037	57,310,225
49,812,000	Colombia Government International Bond	6.125	01/18/2041	58,753,254
52,264,000	Colombia Government International Bond	5.625	02/26/2044	58,352,756

				174,416,235

	Croatia—3.4%
50,113,000	Croatia Government International Bond(a)	6.375	03/24/2021	55,391,953
51,500,000	Croatia Government International Bond(a)	5.500	04/04/2023	56,963,944
50,671,000	Croatia Government International Bond(a)	6.000	01/26/2024	57,798,383

				170,154,280

	Dominican Republic—3.6%
54,220,000	Dominican Republic International Bond(a)	5.950	01/25/2027	58,503,380
50,330,000	Dominican Republic International Bond(a)	7.450	04/30/2044	60,018,525
53,919,000	Dominican Republic International Bond(a)	6.850	01/27/2045	60,254,483

				178,776,388

	El Salvador—3.8%
55,887,000	El Salvador Government International Bond(a)	8.250	04/10/2032	62,453,722
60,130,000	El Salvador Government International Bond(a)	7.650	06/15/2035	62,986,175
61,921,000	El Salvador Government International Bond(a)	7.625	02/01/2041	64,862,248

				190,302,145

	Hungary—3.4%
49,177,000	Hungary Government International Bond	5.750	11/22/2023	56,599,924
49,764,000	Hungary Government International Bond	5.375	03/25/2024	56,661,589
37,587,000	Hungary Government International Bond	7.625	03/29/2041	58,062,518

				171,324,031

	Indonesia—3.5%
37,885,000	Indonesia Government International Bond(a)	8.500	10/12/2035	56,778,856
45,514,000	Indonesia Government International Bond(a)	6.625	02/17/2037	58,597,227
40,561,000	Indonesia Government International Bond(a)	7.750	01/17/2038	57,986,289

				173,362,372

	Kazakhstan—3.6%
57,324,000	Kazakhstan Government International Bond(a)	4.875	10/14/2044	59,753,277
51,867,000	Kazakhstan Government International Bond, EMTN(a)	5.125	07/21/2025	57,763,863
47,965,000	Kazakhstan Government International Bond, EMTN(a)	6.500	07/21/2045	60,167,200

				177,684,340

	Lebanon—3.2%
55,083,000	Lebanon Government International Bond	6.750	11/29/2027	53,232,872
54,122,000	Lebanon Government International Bond	7.250	03/23/2037	51,756,869
56,536,000	Lebanon Government International Bond, EMTN	6.650	02/26/2030	53,235,202

				158,224,943

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations (continued)
	Lithuania—3.3%
$72,319,000	Lithuania Government International Bond(a)	6.125%	03/09/2021	$81,123,838
70,916,000	Lithuania Government International Bond(a)	6.625	02/01/2022	83,048,735

				164,172,573

	Mexico—3.5%
59,682,000	Mexico Government International Bond	4.600	01/23/2046	58,458,519
49,610,000	Mexico Government International Bond, GMTN	6.050	01/11/2040	58,279,347
52,798,000	Mexico Government International Bond, GMTN	5.550	01/21/2045	59,278,955

				176,016,821

	Pakistan—3.3%
73,902,000	Pakistan Government International Bond(a)	8.250	04/15/2024	82,626,057
72,456,000	Pakistan Government International Bond(a)	8.250	09/30/2025	81,610,164

				164,236,221

	Panama—3.4%
44,690,000	Panama Government International Bond	7.125	01/29/2026	57,650,100
38,615,000	Panama Government International Bond	8.875	09/30/2027	56,088,288
54,356,000	Panama Government International Bond	3.875	03/17/2028	56,937,910

				170,676,298

	Peru—3.5%
51,871,000	Peruvian Government International Bond(b)	4.125	08/25/2027	56,980,294
36,533,000	Peruvian Government International Bond	8.750	11/21/2033	57,448,142
46,717,000	Peruvian Government International Bond	5.625	11/18/2050	59,073,647

				173,502,083

	Philippines—3.4%
35,133,000	Philippine Government International Bond	9.500	02/02/2030	55,843,833
38,733,000	Philippine Government International Bond	7.750	01/14/2031	55,784,274
41,173,000	Philippine Government International Bond	6.375	10/23/2034	55,254,825

				166,882,932

	Poland—3.4%
54,850,000	Republic of Poland Government International Bond	3.000	03/17/2023	56,082,205
53,338,000	Republic of Poland Government International Bond	4.000	01/22/2024	57,237,648
55,560,000	Republic of Poland Government International Bond	3.250	04/06/2026	56,937,721

				170,257,574

	Qatar—3.3%
42,919,000	Qatar Government International Bond(a)	6.400	01/20/2040	54,895,547
46,307,000	Qatar Government International Bond(a)	5.750	01/20/2042	55,276,434
54,127,000	Qatar Government International Bond(a)	4.625	06/02/2046	55,772,461

				165,944,442

	Romania—3.5%
53,447,000	Romanian Government International Bond, EMTN(a)	4.375	08/22/2023	57,271,400
51,214,000	Romanian Government International Bond, EMTN(a)	4.875	01/22/2024	56,369,662
45,685,000	Romanian Government International Bond, EMTN(a)	6.125	01/22/2044	58,115,386

				171,756,448

	Russia—3.4%
50,800,000	Russian Foreign Bond—Eurobond(a)	4.875	09/16/2023	55,357,674
50,800,000	Russian Foreign Bond—Eurobond(a)	5.625	04/04/2042	56,146,751
49,000,000	Russian Foreign Bond—Eurobond(a)	5.875	09/16/2043	56,100,884

				167,605,309

	Serbia—3.4%
146,087,000	Serbia International Bond(a)	7.250	09/28/2021	168,266,367

	Slovenia—3.4%
50,387,000	Slovenia Government International Bond(a)	5.500	10/26/2022	57,125,354
48,350,000	Slovenia Government International Bond(a)	5.850	05/10/2023	55,885,106

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations (continued)
	Slovenia (continued)
$50,898,000	Slovenia Government International Bond(a)	5.250%	02/18/2024	$57,991,145

				171,001,605

	South Africa—3.1%
48,758,000	Republic of South Africa Government International Bond	6.250	03/08/2041	51,267,038
54,985,000	Republic of South Africa Government International Bond(b)	5.375	07/24/2044	51,836,669
57,854,000	Republic of South Africa Government International Bond(b)	5.000	10/12/2046	51,637,819

				154,741,526

	South Korea—3.3%
52,046,000	Korea International Bond	3.875	09/11/2023	55,102,661
42,030,000	Korea International Bond	2.750	01/19/2027	41,182,045
56,598,000	Korea International Bond	4.125	06/10/2044	65,170,885

				161,455,591

	Sri Lanka—3.6%
55,511,000	Sri Lanka Government International Bond(a)	6.125	06/03/2025	59,374,455
52,955,000	Sri Lanka Government International Bond(a)	6.850	11/03/2025	58,911,643
53,480,000	Sri Lanka Government International Bond(a)	6.825	07/18/2026	59,434,891

				177,720,989

	Turkey—3.5%
47,965,000	Turkey Government International Bond	8.000	02/14/2034	58,711,318
51,126,000	Turkey Government International Bond	6.875	03/17/2036	56,419,330
49,245,000	Turkey Government International Bond	7.250	03/05/2038	56,699,807

				171,830,455

	Ukraine— 3.6%
55,752,000	Ukraine Government International Bond(a)	7.750	09/01/2022	59,688,258
56,100,000	Ukraine Government International Bond(a)	7.750	09/01/2025	58,482,006
56,364,000	Ukraine Government International Bond(a)	7.750	09/01/2026	58,225,703

				176,395,967

	Venezuela— 2.2%
98,536,000	Venezuela Government International Bond	6.000	12/09/2020	39,168,060
101,394,000	Venezuela Government International Bond	9.000	05/07/2023	35,234,415
108,454,000	Venezuela Government International Bond(c)	8.250	10/13/2024	37,145,495

				111,547,970

	Total Sovereign Debt Obligations (Cost $4,863,913,043)			4,907,041,302

Number of Shares
	Money Market Fund—0.1%
4,152,243	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(d) (Cost $4,152,243)			4,152,243

	Total Investments in Securities (excluding investment purchased with cash collateral from securities on loan) (Cost 4,868,065,286)—98.8%			4,911,193,545

	Investment Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.6%
28,184,660	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(d)(e) (Cost $28,184,660)			28,184,660

	Total Investments in Securities (Cost $4,896,249,946)—99.4%			4,939,378,205
	Other assets less liabilities—0.6%			31,331,871

	Net Assets—100.0%			$4,970,710,076

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY) (continued)

October 31, 2017

Investment Abbreviations:

EMTN—Euro Medium-Term Note

GMTN—Global Medium-Term Note

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $2,478,266,646, which represented 49.86% of the Fund’s Net Assets.
(b)	All or a portion of this security was out on loan at October 31, 2017.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at October 31, 2017 represented less than 1% of the Fund’s Net Assets.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Schedule of Investments

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—99.0%
	Advertising—0.8%
$2,145,000	Lamar Media Corp.	5.875%	02/01/2022	$2,206,669
2,005,000	Lamar Media Corp.	5.750	02/01/2026	2,170,412
4,558,000	Outfront Media Capital LLC/Outfront Media Capital Corp.	5.875	03/15/2025	4,845,724

				9,222,805

	Aerospace/Defense—0.9%
8,050,000	TransDigm, Inc.	6.500	07/15/2024	8,331,750
1,960,000	Triumph Group, Inc.	4.875	04/01/2021	1,950,200
70,000	Triumph Group, Inc.(a)	7.750	08/15/2025	74,988

				10,356,938

	Airlines—2.5%
2,950,000	Allegiant Travel Co.	5.500	07/15/2019	3,060,625
11,798,000	American Airlines Group, Inc.	6.125	06/01/2018	12,063,455
13,610,000	Delta Air Lines, Inc.	3.625	03/15/2022	13,999,658
500,000	United Continental Holdings, Inc.	4.250	10/01/2022	503,125

				29,626,863

	Apparel—0.6%
4,293,000	Under Armour, Inc.	3.250	06/15/2026	3,855,843
3,418,000	William Carter Co. (The)	5.250	08/15/2021	3,518,404

				7,374,247

	Auto Parts & Equipment—2.3%
4,400,000	American Axle & Manufacturing, Inc.(a)	6.250	04/01/2025	4,521,000
5,225,000	Dana, Inc.	5.500	12/15/2024	5,538,500
8,426,000	Goodyear Tire & Rubber Co. (The)	5.125	11/15/2023	8,699,845
6,225,000	Tenneco, Inc.	5.000	07/15/2026	6,409,883
2,445,000	Titan International, Inc.	6.875	10/01/2020	2,522,934

				27,692,162

	Banks—1.2%
7,350,000	CIT Group, Inc.	5.000	08/15/2022	7,919,625
5,602,000	Discover Bank	7.000	04/15/2020	6,192,653

				14,112,278

	Building Materials—1.3%
2,785,000	Griffon Corp.	5.250	03/01/2022	2,839,864
2,826,000	Masco Corp.	3.500	04/01/2021	2,908,237
2,700,000	Masco Corp.	4.450	04/01/2025	2,907,063
5,001,000	Owens Corning	4.200	12/15/2022	5,302,538
1,718,000	US Concrete, Inc.	6.375	06/01/2024	1,855,440

				15,813,142

	Chemicals—2.8%
3,000,000	A Schulman, Inc.	6.875	06/01/2023	3,176,250
3,808,000	Blue Cube Spinco, Inc.	9.750	10/15/2023	4,541,040
3,700,000	CF Industries, Inc.	7.125	05/01/2020	4,079,250
4,315,000	CF Industries, Inc.	3.450	06/01/2023	4,271,850
5,643,000	Chemours Co. (The)	6.625	05/15/2023	6,009,795
3,350,000	Huntsman International LLC	4.875	11/15/2020	3,534,250
3,378,000	Huntsman International LLC	5.125	11/15/2022	3,648,240
3,821,000	PolyOne Corp.	5.250	03/15/2023	4,126,680

				33,387,355

	Commercial Services—3.0%
9,158,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.(b)	5.500	04/01/2023	9,306,817
7,300,000	Nielsen Finance LLC/Nielsen Finance Co.	4.500	10/01/2020	7,418,625
5,275,000	R.R. Donnelley & Sons Co.	7.875	03/15/2021	5,591,500
4,882,000	Service Corp. International	5.375	05/15/2024	5,168,818
7,365,000	United Rentals North America, Inc.	5.750	11/15/2024	7,834,519

				35,320,279

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Computers—2.9%
$3,377,000	Diebold Nixdorf, Inc.	8.500%	04/15/2024	$3,562,735
4,906,000	Leidos Holdings, Inc.	4.450	12/01/2020	5,188,095
5,518,000	NCR Corp.	6.375	12/15/2023	5,890,796
5,200,000	Seagate HDD Cayman(a)	4.250	03/01/2022	5,290,116
5,355,000	Seagate HDD Cayman	4.750	01/01/2025	5,314,929
7,567,000	Western Digital Corp.	10.500	04/01/2024	8,898,792

				34,145,463

	Cosmetics/Personal Care—0.9%
7,365,000	Avon Products, Inc. (United Kingdom)	7.000	03/15/2023	6,168,187
4,043,000	Edgewell Personal Care Co.	4.700	05/24/2022	4,315,903

				10,484,090

	Distribution/Wholesale—0.8%
3,300,000	H&E Equipment Services, Inc.(a)	5.625	09/01/2025	3,493,875
5,550,000	LKQ Corp.	4.750	05/15/2023	5,730,375

				9,224,250

	Diversified Financial Services—3.1%
1,794,000	Aircastle Ltd.	5.125	03/15/2021	1,910,610
1,745,000	Aircastle Ltd.	5.000	04/01/2023	1,849,700
13,109,000	Ally Financial, Inc.	8.000	03/15/2020	14,764,011
6,250,000	Discover Financial Services	4.100	02/09/2027	6,420,757
5,496,000	Navient Corp., MTN	8.000	03/25/2020	6,073,080
6,150,000	Navient Corp., GMTN	5.500	01/25/2023	6,249,938

				37,268,096

	Electric—3.8%
5,033,000	AES Corp.	7.375	07/01/2021	5,750,202
5,633,000	AES Corp.	5.500	03/15/2024	5,914,650
7,966,000	Calpine Corp.	5.750	01/15/2025	7,607,530
2,410,000	Dynegy, Inc.	6.750	11/01/2019	2,503,388
2,400,000	Dynegy, Inc.(a)(b)	8.125	01/30/2026	2,667,000
6,470,000	FirstEnergy Corp., Series A	2.850	07/15/2022	6,476,191
6,400,000	FirstEnergy Corp., Series B	3.900	07/15/2027	6,545,241
7,930,000	NRG Energy, Inc.	6.625	01/15/2027	8,485,100

				45,949,302

	Electrical Components & Equipment—0.5%
2,644,000	WESCO Distribution, Inc.	5.375	12/15/2021	2,734,821
2,750,000	WESCO Distribution, Inc.	5.375	06/15/2024	2,898,500

				5,633,321

	Electronics—0.8%
1,730,000	Jabil, Inc.	8.250	03/15/2018	1,774,547
7,200,000	Jabil, Inc.	4.700	09/15/2022	7,698,960

				9,473,507

	Engineering & Construction—1.0%
6,895,000	AECOM	5.125	03/15/2027	7,110,469
4,500,000	MasTec, Inc.	4.875	03/15/2023	4,635,000

				11,745,469

	Entertainment—2.1%
3,895,000	AMC Entertainment Holdings, Inc.	5.750	06/15/2025	3,807,362
4,860,000	Cinemark USA, Inc.	4.875	06/01/2023	4,975,425
2,037,000	Eldorado Resorts, Inc.	6.000	04/01/2025	2,159,220
2,000,000	GLP Capital LP/GLP Financing II, Inc.	4.875	11/01/2020	2,120,000
1,949,000	GLP Capital LP/GLP Financing II, Inc.	5.375	04/15/2026	2,114,665
4,325,000	Pinnacle Entertainment, Inc.	5.625	05/01/2024	4,487,188
5,240,000	Regal Entertainment Group	5.750	03/15/2022	5,436,500

				25,100,360

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Environmental Control—0.3%
$4,150,000	Covanta Holding Corp.	5.875%	03/01/2024	$4,170,750

	Food—2.2%
1,500,000	B&G Foods, Inc.	4.625	06/01/2021	1,533,750
1,560,000	B&G Foods, Inc.	5.250	04/01/2025	1,597,050
4,031,000	Darling Ingredients, Inc.	5.375	01/15/2022	4,172,085
4,200,000	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	5.875	01/15/2024	4,494,000
3,820,000	Post Holdings, Inc.(a)	5.750	03/01/2027	3,987,125
3,549,000	SUPERVALU, Inc.	6.750	06/01/2021	3,380,422
3,500,000	SUPERVALU, Inc.(b)	7.750	11/15/2022	3,331,563
3,540,000	TreeHouse Foods, Inc.	4.875	03/15/2022	3,663,900

				26,159,895

	Food Service—1.4%
16,220,000	Aramark Services, Inc.	4.750	06/01/2026	17,006,346

	Healthcare-Products—1.4%
3,965,000	Alere, Inc.	7.250	07/01/2018	3,966,983
4,800,000	Becton Dickinson & Co.	2.894	06/06/2022	4,815,792
4,800,000	Becton Dickinson & Co.	3.700	06/06/2027	4,844,788
3,478,000	Teleflex, Inc.	4.875	06/01/2026	3,669,290

				17,296,853

	Healthcare-Services—6.1%
2,769,000	Acadia Healthcare Co., Inc.	5.625	02/15/2023	2,857,608
6,500,000	Centene Corp.	6.125	02/15/2024	7,003,750
8,759,000	DaVita, Inc.	5.125	07/15/2024	8,797,321
4,285,000	Envision Healthcare Corp.	5.625	07/15/2022	4,376,056
6,963,000	HCA, Inc.	6.500	02/15/2020	7,520,040
7,240,000	HCA, Inc.	5.375	02/01/2025	7,484,350
4,150,000	HealthSouth Corp.	5.750	11/01/2024	4,256,344
4,314,000	Kindred Healthcare, Inc.	8.000	01/15/2020	4,378,710
2,432,000	LifePoint Health, Inc.	5.500	12/01/2021	2,480,640
2,496,000	LifePoint Health, Inc.	5.375	05/01/2024	2,514,720
5,450,000	Molina Healthcare, Inc.	5.375	11/15/2022	5,697,975
4,174,000	Tenet Healthcare Corp.	6.000	10/01/2020	4,398,352
4,525,000	Tenet Healthcare Corp.(a)	5.125	05/01/2025	4,423,188
6,125,000	WellCare Health Plans, Inc.	5.250	04/01/2025	6,461,875

				72,650,929

	Holding Companies-Diversified—0.6%
7,140,000	Leucadia National Corp.	5.500	10/18/2023	7,607,848

	Home Builders—2.6%
2,340,000	Beazer Homes USA, Inc.(a)	5.875	10/15/2027	2,342,925
1,901,000	CalAtlantic Group, Inc.	8.375	05/15/2018	1,967,535
1,834,000	CalAtlantic Group, Inc.	5.875	11/15/2024	2,048,349
1,500,000	Century Communities, Inc.(a)	5.875	07/15/2025	1,518,735
2,625,000	KB Home	7.000	12/15/2021	2,972,812
2,800,000	Lennar Corp.	4.500	11/15/2019	2,898,000
2,800,000	Lennar Corp.	4.750	05/30/2025	2,929,500
2,575,000	PulteGroup, Inc.	4.250	03/01/2021	2,687,656
2,446,000	PulteGroup, Inc.	5.500	03/01/2026	2,690,600
2,010,000	Toll Brothers Finance Corp.	5.875	02/15/2022	2,236,125
2,100,000	Toll Brothers Finance Corp.	4.375	04/15/2023	2,202,375
1,275,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc.	4.375	06/15/2019	1,314,844
1,185,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc.	5.875	06/15/2024	1,288,688
2,150,000	William Lyon Homes, Inc.	5.875	01/31/2025	2,198,375

				31,296,519

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Home Furnishings—0.3%
$3,881,000	Tempur Sealy International, Inc.	5.500%	06/15/2026	$4,007,132

	Household Products/Wares—0.6%
6,923,000	Spectrum Brands, Inc.	5.750	07/15/2025	7,388,087

	Housewares—0.4%
4,195,000	Scotts Miracle-Gro Co. (The)	6.000	10/15/2023	4,509,625

	Insurance—1.8%
6,000,000	CNO Financial Group, Inc.	5.250	05/30/2025	6,405,000
6,191,000	Genworth Holdings, Inc.	7.625	09/24/2021	6,005,270
6,850,000	Genworth Holdings, Inc.	4.800	02/15/2024	5,861,545
2,654,000	MGIC Investment Corp.	5.750	08/15/2023	2,926,035

				21,197,850

	Internet—2.8%
2,726,000	Expedia, Inc.	5.950	08/15/2020	2,968,543
2,800,000	Expedia, Inc.	5.000	02/15/2026	3,036,889
4,303,000	Match Group, Inc.	6.750	12/15/2022	4,453,605
2,500,000	Netflix, Inc.	5.375	02/01/2021	2,681,250
2,600,000	Netflix, Inc.(a)	4.375	11/15/2026	2,556,125
10,200,000	Symantec Corp.	4.200	09/15/2020	10,582,500
3,507,000	VeriSign, Inc.	4.625	05/01/2023	3,634,129
3,561,000	Zayo Group LLC/Zayo Capital, Inc.	6.375	05/15/2025	3,846,271

				33,759,312

	Iron/Steel—1.7%
3,940,000	AK Steel Corp.	7.500	07/15/2023	4,279,825
2,420,000	Allegheny Technologies, Inc.	5.950	01/15/2021	2,501,675
2,145,000	Allegheny Technologies, Inc.	7.875	08/15/2023	2,354,137
6,025,000	Cleveland-Cliffs, Inc.(a)	5.750	03/01/2025	5,859,312
2,882,000	Steel Dynamics, Inc.	5.125	10/01/2021	2,964,858
2,650,000	Steel Dynamics, Inc.	5.500	10/01/2024	2,843,450

				20,803,257

	Leisure Time—0.3%
3,300,000	Vista Outdoor, Inc.	5.875	10/01/2023	3,423,750

	Lodging—2.0%
3,645,000	Boyd Gaming Corp.	6.375	04/01/2026	4,009,500
3,902,000	Choice Hotels International, Inc.	5.750	07/01/2022	4,336,097
6,224,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.	4.625	04/01/2025	6,434,060
4,225,000	MGM Resorts International	6.625	12/15/2021	4,732,000
4,240,000	MGM Resorts International	6.000	03/15/2023	4,659,336

				24,170,993

	Media—4.4%
4,350,000	AMC Networks, Inc.	5.000	04/01/2024	4,442,437
4,700,000	Charter Communications Operating LLC/Charter Communications Operating Capital	4.464	07/23/2022	4,968,668
4,674,000	Charter Communications Operating LLC/Charter Communications Operating Capital	4.908	07/23/2025	4,980,086
7,547,000	Clear Channel Worldwide Holdings, Inc., Series B	6.500	11/15/2022	7,848,880
4,809,000	DISH DBS Corp.	6.750	06/01/2021	5,061,473
4,329,000	DISH DBS Corp.	7.750	07/01/2026	4,751,078
2,200,000	LIN Television Corp.	5.875	11/15/2022	2,301,750
2,810,000	McClatchy Co. (The)(b)	9.000	12/15/2022	2,936,450
3,985,000	Sinclair Television Group, Inc.	6.125	10/01/2022	4,124,475
5,436,000	TEGNA, Inc.	6.375	10/15/2023	5,789,340
4,910,000	Tribune Media Co.	5.875	07/15/2022	5,118,675

				52,323,312

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Mining—1.7%
$7,925,000	Freeport-McMoRan, Inc.	3.550%	03/01/2022	$7,865,562
8,034,000	Freeport-McMoRan, Inc.	4.550	11/14/2024	8,058,182
1,950,000	Hecla Mining Co.	6.875	05/01/2021	2,006,063
2,200,000	Kaiser Aluminum Corp.	5.875	05/15/2024	2,373,250

				20,303,057

	Miscellaneous Manufacturing—0.5%
5,785,000	Trinity Industries, Inc.	4.550	10/01/2024	5,993,037

	Office/Business Equipment—1.1%
6,270,000	CDW LLC/CDW Finance Corp.	5.000	09/01/2025	6,607,013
1,500,000	Pitney Bowes, Inc.	3.625	10/01/2021	1,463,063
5,059,000	Pitney Bowes, Inc.(b)	4.625	03/15/2024	4,925,480

				12,995,556

	Oil & Gas—12.5%
5,500,000	Anadarko Petroleum Corp.	4.850	03/15/2021	5,844,919
5,400,000	Anadarko Petroleum Corp.	5.550	03/15/2026	6,085,893
4,950,000	Antero Resources Corp.	5.625	06/01/2023	5,209,875
1,300,000	Callon Petroleum Co.	6.125	10/01/2024	1,358,500
2,167,000	Carrizo Oil & Gas, Inc.(b)	6.250	04/15/2023	2,215,757
5,675,000	Concho Resources, Inc.	4.375	01/15/2025	6,002,220
7,280,000	Continental Resources, Inc.	3.800	06/01/2024	7,107,100
4,475,000	Devon Energy Corp.	3.250	05/15/2022	4,545,930
3,800,000	Devon Energy Corp.	5.850	12/15/2025	4,390,837
7,550,000	Diamond Offshore Drilling, Inc.	7.875	08/15/2025	8,106,813
1,870,000	Diamondback Energy, Inc.	4.750	11/01/2024	1,912,075
3,864,000	Energen Corp.	4.625	09/01/2021	3,931,620
1,930,000	Gulfport Energy Corp.	6.000	10/15/2024	1,939,650
12,100,000	Hess Corp.	4.300	04/01/2027	12,209,845
1,825,000	Laredo Petroleum, Inc.	5.625	01/15/2022	1,868,344
5,870,000	Marathon Oil Corp.	2.700	06/01/2020	5,867,711
6,020,000	Marathon Oil Corp.	2.800	11/01/2022	5,928,006
1,200,000	Matador Resources Co.	6.875	04/15/2023	1,275,000
8,625,000	Murphy Oil Corp.	4.700	12/01/2022	8,678,906
7,195,000	Murphy Oil USA, Inc.	6.000	08/15/2023	7,581,731
3,008,000	Nabors Industries, Inc.	5.000	09/15/2020	3,053,120
2,975,000	Nabors Industries, Inc.(b)	5.500	01/15/2023	2,852,281
1,585,000	Newfield Exploration Co.	5.750	01/30/2022	1,711,800
1,579,000	Newfield Exploration Co.	5.625	07/01/2024	1,715,189
6,925,000	PBF Holding Co. LLC/PBF Finance Corp.(a)	7.250	06/15/2025	7,176,031
1,231,000	PDC Energy, Inc.	7.750	10/15/2022	1,286,395
1,200,000	PDC Energy, Inc.	6.125	09/15/2024	1,258,500
2,353,000	QEP Resources, Inc.	6.875	03/01/2021	2,511,828
2,625,000	QEP Resources, Inc.	5.250	05/01/2023	2,605,313
2,228,000	Range Resources Corp.	5.000	03/15/2023	2,216,815
2,000,000	Rowan Cos., Inc.	4.875	06/01/2022	1,895,000
2,025,000	Rowan Cos., Inc.(b)	7.375	06/15/2025	2,050,272
1,035,000	RSP Permian, Inc.	6.625	10/01/2022	1,090,631
4,325,000	SM Energy Co.(b)	6.125	11/15/2022	4,368,250
2,300,000	Southwestern Energy Co.	4.100	03/15/2022	2,271,250
2,112,000	Southwestern Energy Co.	6.700	01/23/2025	2,164,800
2,900,000	Unit Corp.	6.625	05/15/2021	2,925,375
1,885,000	WPX Energy, Inc.	6.000	01/15/2022	1,972,181
1,775,000	WPX Energy, Inc.	8.250	08/01/2023	2,007,969

				149,193,732

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Oil & Gas Services—0.6%
$2,917,000	Forum Energy Technologies, Inc.	6.250%	10/01/2021	$2,924,292
4,325,000	SESI LLC(a)	7.750	09/15/2024	4,487,188

				7,411,480

	Packaging & Containers—2.0%
3,100,000	Ball Corp.	4.375	12/15/2020	3,266,625
3,197,000	Ball Corp.	4.000	11/15/2023	3,296,906
5,330,000	Berry Global, Inc.	5.125	07/15/2023	5,616,488
6,952,000	Crown Americas LLC/Crown Americas Capital Corp. IV	4.500	01/15/2023	7,255,107
4,423,000	Graphic Packaging International, Inc.	4.750	04/15/2021	4,691,918

				24,127,044

	Pipelines—2.9%
3,725,000	Cheniere Corpus Christi Holdings LLC	5.875	03/31/2025	4,046,281
4,300,000	Enable Midstream Partners LP	2.400	05/15/2019	4,292,718
4,565,000	Enable Midstream Partners LP	3.900	05/15/2024	4,609,165
2,900,000	SemGroup Corp./Rose Rock Finance Corp.	5.625	07/15/2022	2,871,000
6,678,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp.	4.250	11/15/2023	6,678,000
5,370,000	Williams Cos., Inc. (The)	7.875	09/01/2021	6,336,600
6,167,000	Williams Cos., Inc. (The)	4.550	06/24/2024	6,475,350

				35,309,114

	Real Estate—0.2%
2,709,000	Kennedy-Wilson, Inc.	5.875	04/01/2024	2,813,974

	REITs—4.2%
2,430,000	CyrusOne LP/CyrusOne Finance Corp.(a)	5.000	03/15/2024	2,554,537
5,350,000	Equinix, Inc.	5.375	05/15/2027	5,744,562
3,686,000	FelCor Lodging LP	6.000	06/01/2025	3,990,095
4,185,000	GEO Group, Inc. (The)	6.000	04/15/2026	4,394,250
7,743,000	Iron Mountain, Inc.	5.750	08/15/2024	7,975,290
2,800,000	iStar, Inc.	4.625	09/15/2020	2,866,500
3,190,000	MPT Operating Partnership LP/MPT Finance Corp.	6.375	03/01/2024	3,465,138
3,800,000	RHP Hotel Properties LP/RHP Finance Corp.	5.000	04/15/2023	3,942,500
2,379,000	Sabra Health Care LP/Sabra Capital Corp.	5.500	02/01/2021	2,454,831
4,650,000	SBA Communications Corp.	4.875	09/01/2024	4,789,500
8,000,000	Starwood Property Trust, Inc.	5.000	12/15/2021	8,400,000

				50,577,203

	Retail—6.1%
4,449,000	Asbury Automotive Group, Inc.	6.000	12/15/2024	4,715,940
7,205,000	Dollar Tree, Inc.	5.750	03/01/2023	7,592,269
8,775,000	Gap, Inc. (The)	5.950	04/12/2021	9,486,843
5,103,000	Group 1 Automotive, Inc.	5.000	06/01/2022	5,292,832
5,537,000	L Brands, Inc.	5.625	02/15/2022	5,949,506
5,375,000	L Brands, Inc.	5.625	10/15/2023	5,751,250
3,267,000	Penske Automotive Group, Inc.	5.750	10/01/2022	3,372,181
3,200,000	Penske Automotive Group, Inc.	5.500	05/15/2026	3,304,000
5,664,000	PVH Corp.	4.500	12/15/2022	5,777,280
4,005,000	QVC, Inc.	3.125	04/01/2019	4,054,433
4,145,000	QVC, Inc.	4.375	03/15/2023	4,323,244
4,475,000	Sally Holdings LLC/Sally Capital, Inc.	5.625	12/01/2025	4,463,812
8,750,000	Yum! Brands, Inc.	3.750	11/01/2021	9,012,500

				73,096,090

	Semiconductors—1.3%
10,550,000	Micron Technology, Inc.	5.500	02/01/2025	11,262,125
4,000,000	Qorvo, Inc.	7.000	12/01/2025	4,576,200

				15,838,325

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Software—0.6%
$3,575,000	CDK Global, Inc.(a)	4.875%	06/01/2027	$3,735,875
2,917,000	SS&C Technologies Holdings, Inc.	5.875	07/15/2023	3,095,666

				6,831,541

	Telecommunications—5.1%
2,400,000	Anixter, Inc.	5.125	10/01/2021	2,568,000
2,400,000	Anixter, Inc.	5.500	03/01/2023	2,631,000
7,650,000	CenturyLink, Inc., Series S	6.450	06/15/2021	8,109,841
7,764,000	CenturyLink, Inc., Series Y	7.500	04/01/2024	8,268,660
4,925,000	Frontier Communications Corp.	6.250	09/15/2021	4,050,813
4,644,000	Frontier Communications Corp.	11.000	09/15/2025	3,964,815
2,320,000	Hughes Satellite Systems Corp.	7.625	06/15/2021	2,601,300
2,550,000	Hughes Satellite Systems Corp.	6.625	08/01/2026	2,696,625
7,719,000	Level 3 Financing, Inc.	5.375	08/15/2022	7,972,029
6,425,000	T-Mobile USA, Inc.	4.000	04/15/2022	6,661,922
6,008,000	T-Mobile USA, Inc.	6.500	01/15/2026	6,662,091
3,038,000	Windstream Services LLC/Windstream Finance Corp.	7.750	10/15/2020	2,734,200
3,550,000	Windstream Services LLC/Windstream Finance Corp.	6.375	08/01/2023	2,600,375

				61,521,671

	Total Corporate Bonds (Cost $1,169,619,511)			1,185,714,209

Number of Shares
	Money Market Fund—0.4%
4,817,563	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(c) (Cost $4,817,563)			4,817,563

	Total Investments in Securities (excluding investment purchased with cash collateral from securities on loan) (Cost 1,174,437,074)—99.4%			1,190,531,772

	Investment Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.0%
24,046,000	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(c)(d) (Cost $24,046,000)			24,046,000

	Total Investments in Securities (Cost $1,198,483,074)—101.4%			1,214,577,772
	Other assets less liabilities—(1.4)%			(16,655,935)

	Net Assets—100.0%			$1,197,921,837

Investment Abbreviations:

GMTN—Global Medium-Term Note

MTN—Medium-Term Note

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $54,688,020, which represented 4.57% of the Fund’s Net Assets.
(b)	All or a portion of this security was out on loan at October 31, 2017.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Schedule of Investments

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—99.0%
	Advertising—0.3%
$100,000	Interpublic Group of Cos., Inc. (The)	4.200%	04/15/2024	$104,995
50,000	Omnicom Group, Inc.	3.625	05/01/2022	52,196

				157,191

	Aerospace/Defense—2.5%
200,000	Boeing Co. (The)	4.875	02/15/2020	213,430
100,000	General Dynamics Corp.	1.000	11/15/2017	99,981
100,000	General Dynamics Corp.	2.250	11/15/2022	99,680
100,000	Harris Corp.	3.832	04/27/2025	103,974
90,000	Lockheed Martin Corp.	2.500	11/23/2020	91,211
88,000	Lockheed Martin Corp.	3.550	01/15/2026	91,566
100,000	Northrop Grumman Corp.	1.750	06/01/2018	100,079
50,000	Northrop Grumman Corp.	3.250	08/01/2023	51,582
62,000	Raytheon Co.	3.125	10/15/2020	64,031
100,000	Raytheon Co.	2.500	12/15/2022	100,468
100,000	United Technologies Corp.	3.100	06/01/2022	102,697
150,000	United Technologies Corp.	2.650	11/01/2026	145,620

				1,264,319

	Agriculture—1.7%
300,000	Altria Group, Inc.	2.850	08/09/2022	304,389
100,000	Altria Group, Inc.	4.000	01/31/2024	106,971
107,000	Archer-Daniels-Midland Co.	2.500	08/11/2026	102,667
100,000	Bunge Ltd. Finance Corp.	8.500	06/15/2019	109,881
100,000	Philip Morris International, Inc.	5.650	05/16/2018	102,202
133,000	Philip Morris International, Inc.	3.250	11/10/2024	135,717

				861,827

	Airlines—0.2%
96,000	Southwest Airlines Co.	2.650	11/05/2020	97,469

	Apparel—0.6%
200,000	NIKE, Inc.	2.375	11/01/2026	190,650
100,000	VF Corp.	3.500	09/01/2021	103,961

				294,611

	Auto Manufacturers—1.5%
100,000	Ford Motor Credit Co. LLC	5.875	08/02/2021	111,571
300,000	Ford Motor Credit Co. LLC	4.134	08/04/2025	309,713
100,000	General Motors Co.	4.875	10/02/2023	109,175
100,000	General Motors Financial Co., Inc.	3.200	07/06/2021	102,124
100,000	PACCAR Financial Corp., MTN	1.300	05/10/2019	99,179

				731,762

	Auto Parts & Equipment—0.4%
100,000	BorgWarner, Inc.	3.375	03/15/2025	100,770
100,000	Lear Corp.	5.250	01/15/2025	107,213

				207,983

	Banks—9.9%
163,000	Bank of America Corp., MTN	6.875	04/25/2018	166,982
275,000	Bank of America Corp., GMTN	3.300	01/11/2023	281,907
94,000	Bank of New York Mellon Corp. (The)	3.550	09/23/2021	98,219
100,000	Bank of New York Mellon Corp. (The), MTN	2.200	08/16/2023	97,534
100,000	BB&T Corp., MTN	2.450	01/15/2020	100,998
100,000	Branch Banking & Trust Co.	3.625	09/16/2025	104,211
100,000	Capital One Financial Corp.	4.200	10/29/2025	103,278
100,000	Capital One NA, BKNT	1.650	02/05/2018	99,975
300,000	Citigroup, Inc.	3.200	10/21/2026	296,697
100,000	Citizens Bank NA, MTN	2.450	12/04/2019	100,666

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Banks (continued)
$100,000	Comerica Bank, BKNT	2.500%	06/02/2020	$100,670
50,000	Discover Bank	4.200	08/08/2023	53,198
250,000	Discover Bank, BKNT	3.100	06/04/2020	255,047
100,000	Fifth Third Bancorp	4.300	01/16/2024	106,416
100,000	Fifth Third Bank, BKNT	2.250	06/14/2021	99,907
100,000	First Horizon National Corp.	3.500	12/15/2020	102,922
250,000	First Republic Bank	2.500	06/06/2022	248,495
150,000	Goldman Sachs Group, Inc. (The)	5.750	01/24/2022	168,020
87,000	Huntington Bancshares, Inc.	3.150	03/14/2021	89,186
225,000	JPMorgan Chase & Co.	6.000	01/15/2018	227,023
200,000	JPMorgan Chase & Co.	2.950	10/01/2026	196,700
46,000	KeyCorp, MTN	5.100	03/24/2021	50,145
100,000	Manufacturers & Traders Trust Co.	2.900	02/06/2025	99,403
200,000	Morgan Stanley, GMTN	6.625	04/01/2018	203,993
100,000	Morgan Stanley, Series F, GMTN	3.875	04/29/2024	105,117
52,000	Northern Trust Corp.	3.450	11/04/2020	54,026
50,000	Northern Trust Corp.	3.950	10/30/2025	53,382
250,000	PNC Bank NA, BKNT	2.150	04/29/2021	248,922
100,000	PNC Bank NA, BKNT	2.700	11/01/2022	100,631
100,000	Regions Financial Corp.	3.200	02/08/2021	102,339
100,000	State Street Corp.	2.550	08/18/2020	101,841
75,000	State Street Corp.	3.550	08/18/2025	78,327
100,000	SunTrust Bank, BKNT	2.250	01/31/2020	100,472
100,000	SunTrust Bank, BKNT	2.750	05/01/2023	99,687
100,000	US Bancorp, Series V, MTN	2.375	07/22/2026	95,163
100,000	US Bank NA, BKNT	2.125	10/28/2019	100,501
250,000	Wells Fargo & Co., MTN	2.625	07/22/2022	249,791

				4,941,791

	Beverages—1.7%
150,000	Coca-Cola Co. (The)	1.650	11/01/2018	150,045
200,000	Coca-Cola Co. (The)	2.875	10/27/2025	203,348
31,000	Constellation Brands, Inc.	4.250	05/01/2023	33,176
78,000	Dr Pepper Snapple Group, Inc.	3.400	11/15/2025	79,168
100,000	Molson Coors Brewing Co.	2.100	07/15/2021	98,888
100,000	Molson Coors Brewing Co.	3.000	07/15/2026	97,573
100,000	PepsiCo, Inc.	2.150	10/14/2020	100,651
100,000	PepsiCo, Inc.	2.750	03/01/2023	101,760

				864,609

	Biotechnology—1.1%
82,000	Amgen, Inc.	3.875	11/15/2021	86,341
100,000	Amgen, Inc.	3.625	05/22/2024	104,485
48,000	Biogen, Inc.	2.900	09/15/2020	49,041
100,000	Biogen, Inc.	4.050	09/15/2025	106,397
100,000	Celgene Corp.	3.875	08/15/2025	104,141
100,000	Gilead Sciences, Inc.	3.650	03/01/2026	104,197

				554,602

	Building Materials—0.5%
33,000	Fortune Brands Home & Security, Inc.	4.000	06/15/2025	34,475
87,000	Johnson Controls International PLC	3.900	02/14/2026	91,661
100,000	Vulcan Materials Co.	7.500	06/15/2021	117,070

				243,206

	Chemicals—2.2%
100,000	Eastman Chemical Co.	3.600	08/15/2022	104,061
100,000	Eastman Chemical Co.	3.800	03/15/2025	104,361
150,000	LyondellBasell Industries NV	5.000	04/15/2019	155,209

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Chemicals (continued)
$100,000	LyondellBasell Industries NV	5.750%	04/15/2024	$114,650
100,000	Monsanto Co.	3.375	07/15/2024	102,307
100,000	Mosaic Co. (The)	4.250	11/15/2023	104,642
100,000	PPG Industries, Inc.	3.600	11/15/2020	103,347
100,000	Praxair, Inc.	4.500	08/15/2019	104,538
95,000	Praxair, Inc.	3.200	01/30/2026	97,282
28,000	Sherwin-Williams Co. (The)	2.250	05/15/2020	28,084
59,000	Westlake Chemical Corp.	3.600	08/15/2026	59,637

				1,078,118

	Commercial Services—1.1%
56,000	Automatic Data Processing, Inc.	2.250	09/15/2020	56,523
50,000	Automatic Data Processing, Inc.	3.375	09/15/2025	51,573
50,000	Block Financial LLC	5.500	11/01/2022	54,451
100,000	Ecolab, Inc.	4.350	12/08/2021	107,771
100,000	Ecolab, Inc.	2.700	11/01/2026	96,774
50,000	Total System Services, Inc.	4.800	04/01/2026	54,465
125,000	Verisk Analytics, Inc.	4.000	06/15/2025	131,098

				552,655

	Computers—2.6%
300,000	Apple, Inc.	1.000	05/03/2018	299,361
250,000	Apple, Inc.	2.400	05/03/2023	249,696
79,000	Hewlett Packard Enterprise Co.	3.600	10/15/2020	81,743
78,000	Hewlett Packard Enterprise Co.	4.900	10/15/2025	83,067
200,000	HP, Inc.	4.650	12/09/2021	215,864
150,000	International Business Machines Corp.	1.625	05/15/2020	149,175
100,000	International Business Machines Corp.	3.625	02/12/2024	105,478
100,000	NetApp, Inc.	2.000	12/15/2017	100,017

				1,284,401

	Cosmetics/Personal Care—1.4%
150,000	Colgate-Palmolive Co., MTN	2.300	05/03/2022	150,571
100,000	Colgate-Palmolive Co., MTN	3.250	03/15/2024	103,246
100,000	Estee Lauder Cos., Inc. (The)	3.150	03/15/2027	101,274
156,000	Procter & Gamble Co. (The)	1.600	11/15/2018	155,910
100,000	Procter & Gamble Co. (The)	2.150	08/11/2022	99,652
100,000	Procter & Gamble Co. (The)	3.100	08/15/2023	103,942

				714,595

	Diversified Financial Services—4.2%
100,000	American Express Co.	7.000	03/19/2018	102,037
100,000	American Express Credit Corp., MTN	3.300	05/03/2027	101,223
50,000	Ameriprise Financial, Inc.	5.300	03/15/2020	53,564
100,000	Ameriprise Financial, Inc.	4.000	10/15/2023	106,918
100,000	BlackRock, Inc.	3.500	03/18/2024	104,541
80,000	BlackRock, Inc., Series 2	5.000	12/10/2019	85,158
70,000	Charles Schwab Corp. (The)	4.450	07/22/2020	74,414
100,000	CME Group, Inc.	3.000	09/15/2022	102,361
150,000	E*TRADE Financial Corp.	2.950	08/24/2022	150,239
200,000	GE Capital International Funding Co. Unlimited Co.	2.342	11/15/2020	201,078
100,000	GE Capital International Funding Co. Unlimited Co.	3.373	11/15/2025	102,568
100,000	Intercontinental Exchange, Inc.	2.750	12/01/2020	102,104
50,000	Intercontinental Exchange, Inc.	3.750	12/01/2025	52,664
50,000	Jefferies Group LLC	6.875	04/15/2021	56,683
100,000	Jefferies Group LLC	4.850	01/15/2027	106,472
100,000	MasterCard, Inc.	3.375	04/01/2024	104,715
100,000	NASDAQ, Inc.	4.250	06/01/2024	106,438
100,000	Raymond James Financial, Inc.	3.625	09/15/2026	101,159

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Diversified Financial Services (continued)
$100,000	Visa, Inc.	2.200%	12/14/2020	$100,756
68,000	Visa, Inc.	3.150	12/14/2025	69,573
125,000	Washington Prime Group LP	5.950	08/15/2024	128,554

				2,113,219

	Electric—5.1%
100,000	Arizona Public Service Co.	8.750	03/01/2019	108,658
121,000	Consolidated Edison Co. of New York, Inc.	7.125	12/01/2018	127,741
100,000	Consumers Energy Co.	6.700	09/15/2019	108,753
100,000	Dominion Energy, Inc.	2.579	07/01/2020	100,611
90,000	Dominion Energy, Inc.	3.900	10/01/2025	94,367
100,000	DTE Energy Co.	2.850	10/01/2026	96,616
100,000	Duke Energy Corp.	1.800	09/01/2021	98,135
100,000	Duke Energy Corp.	2.650	09/01/2026	96,154
100,000	Entergy Corp.	2.950	09/01/2026	97,226
100,000	Exelon Corp.	3.950	06/15/2025	104,799
100,000	Exelon Generation Co. LLC	2.950	01/15/2020	101,594
100,000	Nextera Energy Capital Holdings, Inc.	3.550	05/01/2027	103,199
100,000	NextEra Energy Capital Holdings, Inc.	6.000	03/01/2019	105,226
100,000	NSTAR Electric Co.	3.200	05/15/2027	101,674
130,000	Ohio Power Co., Series M	5.375	10/01/2021	144,912
100,000	Pacific Gas & Electric Co.	3.500	10/01/2020	103,317
100,000	Pacific Gas & Electric Co.	3.500	06/15/2025	102,209
150,000	PPL Capital Funding, Inc.	3.400	06/01/2023	154,660
100,000	Public Service Electric & Gas Co., MTN	2.375	05/15/2023	99,217
57,000	Southern California Edison Co.	3.875	06/01/2021	60,146
50,000	Southern California Edison Co., Series C	3.500	10/01/2023	52,467
100,000	Southern Co. (The)	2.350	07/01/2021	99,564
100,000	Southern Co. (The)	3.250	07/01/2026	99,630
100,000	WEC Energy Group, Inc.	3.550	06/15/2025	103,491
100,000	Xcel Energy, Inc.	3.300	06/01/2025	101,761

				2,566,127

	Electrical Components & Equipment—0.4%
100,000	Emerson Electric Co.	4.875	10/15/2019	105,486
100,000	Emerson Electric Co.	2.625	02/15/2023	100,209

				205,695

	Electronics—1.8%
100,000	Agilent Technologies, Inc.	3.875	07/15/2023	104,231
100,000	Amphenol Corp.	2.550	01/30/2019	100,776
100,000	Arrow Electronics, Inc.	3.875	01/12/2028	100,435
100,000	Avnet, Inc.	4.625	04/15/2026	104,472
100,000	Flex Ltd.	4.750	06/15/2025	107,845
188,000	Honeywell International, Inc.	1.850	11/01/2021	185,942
100,000	Honeywell International, Inc.	2.500	11/01/2026	95,884
100,000	Keysight Technologies, Inc.	4.600	04/06/2027	107,015

				906,600

	Environmental Control—0.4%
100,000	Republic Services, Inc.	3.550	06/01/2022	104,104
100,000	Waste Management, Inc.	4.750	06/30/2020	106,768

				210,872

	Food—3.1%
100,000	Campbell Soup Co.	4.250	04/15/2021	106,020
83,000	Conagra Brands, Inc.	3.200	01/25/2023	84,825
100,000	General Mills, Inc.	3.150	12/15/2021	102,791
100,000	Hershey Co. (The)	2.300	08/15/2026	94,095
100,000	JM Smucker Co. (The)	3.500	10/15/2021	103,870

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Food (continued)
$100,000	JM Smucker Co. (The)	3.500%	03/15/2025	$102,271
55,000	Kellogg Co.	3.250	04/01/2026	55,098
100,000	Kraft Heinz Foods Co.	3.500	06/06/2022	103,428
100,000	Kraft Heinz Foods Co.	3.950	07/15/2025	103,931
100,000	Kroger Co. (The)	6.150	01/15/2020	108,257
100,000	McCormick & Co., Inc.	3.400	08/15/2027	101,181
100,000	Mondelez International, Inc.	5.375	02/10/2020	106,823
100,000	Mondelez International, Inc.	4.000	02/01/2024	106,119
70,000	Sysco Corp.	3.300	07/15/2026	70,749
100,000	Tyson Foods, Inc.	2.650	08/15/2019	101,062
100,000	Tyson Foods, Inc.	3.950	08/15/2024	105,566

				1,556,086

	Forest Products & Paper—0.4%
100,000	International Paper Co.	4.750	02/15/2022	108,791
67,000	International Paper Co.	3.000	02/15/2027	65,128

				173,919

	Gas—0.9%
100,000	CenterPoint Energy Resources Corp.	4.500	01/15/2021	105,373
100,000	National Fuel Gas Co.	4.900	12/01/2021	106,018
125,000	NiSource Finance Corp.	3.490	05/15/2027	126,967
100,000	Sempra Energy	3.250	06/15/2027	99,505

				437,863

	Hand/Machine Tools—0.2%
100,000	Stanley Black & Decker, Inc.	2.900	11/01/2022	101,014

	Healthcare-Products—2.0%
50,000	Abbott Laboratories	5.125	04/01/2019	52,223
100,000	Abbott Laboratories	2.950	03/15/2025	98,843
100,000	Baxter International, Inc.	2.600	08/15/2026	95,850
100,000	Becton Dickinson and Co.	3.734	12/15/2024	102,927
100,000	Boston Scientific Corp.	3.850	05/15/2025	103,904
100,000	CR Bard, Inc.	4.400	01/15/2021	104,812
25,000	Danaher Corp.	2.400	09/15/2020	25,312
100,000	Stryker Corp.	3.500	03/15/2026	103,345
50,000	Thermo Fisher Scientific, Inc.	4.500	03/01/2021	53,441
100,000	Thermo Fisher Scientific, Inc.	4.150	02/01/2024	106,590
26,000	Zimmer Biomet Holdings, Inc.	2.700	04/01/2020	26,237
100,000	Zimmer Biomet Holdings, Inc.	3.550	04/01/2025	101,894

				975,378

	Healthcare-Services—2.1%
124,000	Aetna, Inc.	2.800	06/15/2023	123,385
35,000	Anthem, Inc.	3.125	05/15/2022	35,692
100,000	Anthem, Inc.	3.500	08/15/2024	102,661
50,000	Cigna Corp.	4.000	02/15/2022	52,785
100,000	Cigna Corp.	3.250	04/15/2025	100,940
100,000	Coventry Health Care, Inc.	5.450	06/15/2021	109,545
50,000	Humana, Inc.	7.200	06/15/2018	51,663
50,000	Humana, Inc.	3.150	12/01/2022	51,040
100,000	Laboratory Corp. of America Holdings	3.600	02/01/2025	102,395
50,000	Quest Diagnostics, Inc.	4.700	04/01/2021	53,429
120,000	UnitedHealth Group, Inc.	2.700	07/15/2020	122,271
150,000	UnitedHealth Group, Inc.	3.100	03/15/2026	151,496

				1,057,302

	Home Builders—0.2%
100,000	NVR, Inc.	3.950	09/15/2022	105,156

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Household Products/Wares—0.2%
$74,000	Clorox Co. (The)	3.050%	09/15/2022	$75,786

	Housewares—0.2%
100,000	Tupperware Brands Corp.	4.750	06/01/2021	106,086

	Insurance—5.7%
200,000	Aflac, Inc.	3.625	06/15/2023	210,027
155,000	Allstate Corp. (The)	3.150	06/15/2023	158,809
100,000	American International Group, Inc.	4.875	06/01/2022	109,607
200,000	American International Group, Inc.	3.900	04/01/2026	207,639
200,000	Berkshire Hathaway Finance Corp.	5.400	05/15/2018	204,170
200,000	Berkshire Hathaway, Inc.	3.125	03/15/2026	202,677
50,000	Brown & Brown, Inc.	4.200	09/15/2024	52,628
100,000	Chubb INA Holdings, Inc.	2.300	11/03/2020	100,800
100,000	Chubb INA Holdings, Inc.	3.350	05/03/2026	102,870
150,000	Hartford Financial Services Group, Inc. (The)	5.125	04/15/2022	165,962
113,000	Loews Corp.	2.625	05/15/2023	113,154
50,000	Marsh & McLennan Cos., Inc.	4.800	07/15/2021	54,114
100,000	MetLife, Inc.	4.750	02/08/2021	107,860
150,000	MetLife, Inc.	3.600	04/10/2024	157,759
100,000	Old Republic International Corp.	3.875	08/26/2026	101,546
43,000	Progressive Corp. (The)	3.750	08/23/2021	45,192
100,000	Progressive Corp. (The)	2.450	01/15/2027	95,026
150,000	Prudential Financial, Inc., MTN	3.500	05/15/2024	156,540
100,000	Prudential Financial, Inc., Series D, MTN	7.375	06/15/2019	108,637
200,000	Travelers Cos., Inc. (The)	3.900	11/01/2020	209,961
166,000	Voya Financial, Inc.	3.650	06/15/2026	167,744

				2,832,722

	Internet—1.3%
100,000	Alphabet, Inc.	3.625	05/19/2021	105,190
118,000	Alphabet, Inc.	1.998	08/15/2026	111,061
100,000	Amazon.com, Inc.	1.200	11/29/2017	99,983
100,000	Amazon.com, Inc.(a)	3.150	08/22/2027	100,805
41,000	eBay, Inc.	2.600	07/15/2022	40,977
100,000	eBay, Inc.	3.600	06/05/2027	100,306
100,000	Priceline Group, Inc. (The)	3.600	06/01/2026	102,394

				660,716

	Iron/Steel—0.4%
100,000	Nucor Corp.	4.125	09/15/2022	106,782
100,000	Reliance Steel & Aluminum Co.	4.500	04/15/2023	106,501

				213,283

	Leisure Time—0.2%
100,000	Carnival Corp.	3.950	10/15/2020	104,975

	Lodging—0.4%
100,000	Marriott International, Inc.	2.300	01/15/2022	98,943
100,000	Marriott International, Inc., Series R	3.125	06/15/2026	99,492

				198,435

	Machinery-Construction & Mining—0.4%
95,000	Caterpillar, Inc.	3.900	05/27/2021	100,623
98,000	Caterpillar, Inc.	3.400	05/15/2024	102,570

				203,193

	Machinery-Diversified—1.2%
100,000	Cummins, Inc.	3.650	10/01/2023	104,789
100,000	Deere & Co.	2.600	06/08/2022	101,158
100,000	Flowserve Corp.	3.500	09/15/2022	101,464

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Machinery-Diversified (continued)
$100,000	John Deere Capital Corp., MTN	2.650%	06/10/2026	$97,791
100,000	Roper Technologies, Inc.	6.250	09/01/2019	107,531
100,000	Wabtec Corp.	3.450	11/15/2026	98,402

				611,135

	Media—2.4%
100,000	21st Century Fox America, Inc.	3.000	09/15/2022	101,826
51,000	CBS Corp.	3.375	03/01/2022	52,552
100,000	CBS Corp.	4.000	01/15/2026	103,622
175,000	Comcast Corp.	3.150	03/01/2026	176,357
100,000	Discovery Communications LLC	4.900	03/11/2026	107,657
75,000	NBCUniversal Media LLC	5.150	04/30/2020	80,800
20,000	Scripps Networks Interactive, Inc.	2.800	06/15/2020	20,179
100,000	Scripps Networks Interactive, Inc.	3.900	11/15/2024	102,669
77,000	Time Warner, Inc.	4.875	03/15/2020	81,682
83,000	Time Warner, Inc.	3.800	02/15/2027	83,125
100,000	Viacom, Inc.	4.250	09/01/2023	102,989
100,000	Walt Disney Co. (The), GMTN	1.100	12/01/2017	99,987
100,000	Walt Disney Co. (The), GMTN	2.350	12/01/2022	99,875

				1,213,320

	Mining—0.2%
100,000	Newmont Mining Corp.	3.500	03/15/2022	103,333

	Miscellaneous Manufacturing—2.0%
100,000	3M Co., GMTN	2.000	06/26/2022	98,992
100,000	3M Co., MTN	2.250	09/19/2026	95,529
100,000	Eaton Corp.	1.500	11/02/2017	100,000
100,000	Eaton Corp.	2.750	11/02/2022	100,631
125,000	General Electric Co.	2.700	10/09/2022	126,800
100,000	Illinois Tool Works, Inc.	6.250	04/01/2019	106,069
150,000	Illinois Tool Works, Inc.	2.650	11/15/2026	146,781
100,000	Ingersoll-Rand Luxembourg Finance SA	3.550	11/01/2024	103,656
100,000	Parker-Hannifin Corp.(a)	3.250	03/01/2027	101,008

				979,466

	Office/Business Equipment—0.4%
183,000	Xerox Corp.	4.500	05/15/2021	192,301

	Oil & Gas—5.6%
100,000	Andeavor(a)	4.750	12/15/2023	108,299
150,000	Apache Corp.	3.250	04/15/2022	152,490
200,000	Chevron Corp.	1.104	12/05/2017	199,956
150,000	Chevron Corp.	2.355	12/05/2022	150,189
40,000	Cimarex Energy Co.	4.375	06/01/2024	42,696
100,000	ConocoPhillips Co.	4.200	03/15/2021	106,290
150,000	ConocoPhillips Co.	4.950	03/15/2026	170,667
50,000	EOG Resources, Inc.	5.625	06/01/2019	52,840
100,000	EOG Resources, Inc.	2.625	03/15/2023	99,447
100,000	Equities Corp.	4.875	11/15/2021	107,696
300,000	Exxon Mobil Corp.	2.222	03/01/2021	302,083
210,000	Exxon Mobil Corp.	3.043	03/01/2026	214,695
95,000	HollyFrontier Corp.	5.875	04/01/2026	105,615
81,000	Marathon Petroleum Corp.	5.125	03/01/2021	87,639
89,000	Marathon Petroleum Corp.	3.625	09/15/2024	91,392
50,000	Noble Energy, Inc.	4.150	12/15/2021	52,793
100,000	Noble Energy, Inc.	3.900	11/15/2024	103,261
100,000	Occidental Petroleum Corp.	2.700	02/15/2023	101,012
84,000	Occidental Petroleum Corp., Series 1	4.100	02/01/2021	88,737
50,000	Pioneer Natural Resources Co.	3.950	07/15/2022	52,440

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Oil & Gas (continued)
$100,000	Pioneer Natural Resources Co.	4.450%	01/15/2026	$108,092
100,000	Shell International Finance BV (Netherlands)	4.300	09/22/2019	104,128
91,000	Valero Energy Corp.	6.125	02/01/2020	98,729
100,000	Valero Energy Corp.	3.400	09/15/2026	100,187

				2,801,373

	Oil & Gas Services—1.2%
100,000	Halliburton Co.	3.250	11/15/2021	102,740
67,000	Halliburton Co.	3.800	11/15/2025	69,590
100,000	National Oilwell Varco, Inc.	1.350	12/01/2017	99,978
59,000	National Oilwell Varco, Inc.	2.600	12/01/2022	58,203
100,000	Oceaneering International, Inc.	4.650	11/15/2024	99,529
150,000	Schlumberger Investment SA	3.650	12/01/2023	158,867

				588,907

	Packaging & Containers—0.4%
104,000	Packaging Corp. of America	4.500	11/01/2023	113,018
100,000	WestRock Co.(a)	3.375	09/15/2027	99,710

				212,728

	Pharmaceuticals—5.4%
100,000	AbbVie, Inc.	2.500	05/14/2020	100,870
87,000	AbbVie, Inc.	3.600	05/14/2025	89,575
61,000	Allergan Funding SCS	3.000	03/12/2020	61,961
100,000	Allergan Funding SCS	3.800	03/15/2025	102,627
100,000	AmerisourceBergen Corp.	3.500	11/15/2021	103,464
100,000	AmerisourceBergen Corp.	3.250	03/01/2025	101,453
100,000	Bristol-Myers Squibb Co.	2.000	08/01/2022	98,935
100,000	Cardinal Health, Inc.	2.616	06/15/2022	99,299
100,000	Cardinal Health, Inc.	3.410	06/15/2027	99,102
100,000	Eli Lilly & Co	1.950	03/15/2019	100,411
100,000	Eli Lilly & Co.	2.750	06/01/2025	100,302
91,000	Express Scripts Holding Co.	4.750	11/15/2021	98,372
100,000	Express Scripts Holding Co.	3.400	03/01/2027	98,418
200,000	Johnson & Johnson	2.250	03/03/2022	200,944
172,000	Johnson & Johnson	2.450	03/01/2026	168,200
100,000	McKesson Corp.	2.284	03/15/2019	100,392
100,000	McKesson Corp.	3.796	03/15/2024	104,501
100,000	Merck & Co., Inc.	2.750	02/10/2025	99,772
150,000	Merck Sharp & Dohme Corp.	5.000	06/30/2019	157,801
100,000	Mylan NV	3.150	06/15/2021	101,222
100,000	Mylan NV	3.950	06/15/2026	100,063
200,000	Pfizer, Inc.	2.100	05/15/2019	201,364
125,000	Pfizer, Inc.	3.000	12/15/2026	126,463
100,000	Zoetis, Inc.	3.250	02/01/2023	102,978

				2,718,489

	Pipelines—1.3%
33,000	Kinder Morgan, Inc.	3.050	12/01/2019	33,611
132,000	Kinder Morgan, Inc.	4.300	06/01/2025	138,952
275,000	Phillips 66 Partners LP	3.605	02/15/2025	277,442
63,000	Williams Partners LP	3.600	03/15/2022	65,217
100,000	Williams Partners LP	4.300	03/04/2024	106,047

				621,269

	Real Estate—0.4%
100,000	CBRE Services, Inc.	5.000	03/15/2023	103,504
100,000	Prologis LP	3.350	02/01/2021	103,442

				206,946

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	REITs—4.5%
$100,000	Alexandria Real Estate Equities, Inc.	4.600%	04/01/2022	$106,779
100,000	American Tower Corp.	3.500	01/31/2023	103,148
100,000	AvalonBay Communities, Inc., GMTN	3.450	06/01/2025	103,133
100,000	Boston Properties LP	3.650	02/01/2026	101,984
75,000	Brixmor Operating Partnership LP	3.850	02/01/2025	75,177
100,000	Crown Castle International Corp.	5.250	01/15/2023	110,806
100,000	DDR Corp.	3.625	02/01/2025	97,585
100,000	Digital Realty Trust LP	3.950	07/01/2022	105,493
100,000	Digital Realty Trust LP	3.700	08/15/2027	101,511
100,000	HCP, Inc.	5.375	02/01/2021	108,411
43,000	HCP, Inc.	3.875	08/15/2024	44,340
100,000	Hospitality Properties Trust	5.000	08/15/2022	107,694
150,000	Kimco Realty Corp.	3.200	05/01/2021	153,521
100,000	Kimco Realty Corp.	3.400	11/01/2022	102,854
100,000	Public Storage	3.094	09/15/2027	99,508
100,000	Simon Property Group LP	4.375	03/01/2021	106,519
100,000	Simon Property Group LP	3.375	10/01/2024	102,990
100,000	SL Green Operating Partnership LP	3.250	10/15/2022	100,416
125,000	Ventas Realty LP/Ventas Capital Corp.	4.750	06/01/2021	133,681
135,000	Welltower, Inc.	4.125	04/01/2019	138,527
50,000	Welltower, Inc.	4.000	06/01/2025	52,064
100,000	Weyerhaeuser Co.	7.375	10/01/2019	109,530

				2,265,671

	Retail—6.5%
100,000	AutoZone, Inc.	3.125	07/15/2023	101,450
100,000	Best Buy Co., Inc.	5.500	03/15/2021	108,857
150,000	Costco Wholesale Corp.	1.700	12/15/2019	149,905
100,000	Costco Wholesale Corp.	3.000	05/18/2027	100,437
111,000	CVS Health Corp.	2.800	07/20/2020	112,390
100,000	CVS Health Corp.	3.875	07/20/2025	103,009
100,000	Darden Restaurants, Inc.	3.850	05/01/2027	102,309
50,000	Dollar General Corp.	3.250	04/15/2023	51,367
100,000	Home Depot, Inc. (The)	2.625	06/01/2022	101,798
100,000	Home Depot, Inc. (The)	3.000	04/01/2026	100,772
100,000	Kohl’s Corp.	4.000	11/01/2021	103,778
100,000	Kohl’s Corp.	4.250	07/17/2025	102,423
28,000	Lowe’s Cos., Inc.	3.750	04/15/2021	29,405
87,000	Lowe’s Cos., Inc.	2.500	04/15/2026	83,541
50,000	Macy’s Retail Holdings, Inc.	3.450	01/15/2021	50,182
100,000	Macy’s Retail Holdings, Inc.	2.875	02/15/2023	91,646
100,000	McDonald’s Corp., MTN	2.625	01/15/2022	101,107
100,000	McDonald’s Corp., MTN	3.700	01/30/2026	104,710
100,000	Nordstrom, Inc.	4.000	10/15/2021	103,131
100,000	O’Reilly Automotive, Inc.	4.875	01/14/2021	106,911
100,000	Starbucks Corp.	2.100	02/04/2021	100,316
53,000	Starbucks Corp.	3.850	10/01/2023	57,025
100,000	Tapestry, Inc.	4.250	04/01/2025	103,608
94,000	Target Corp.	2.900	01/15/2022	96,252
100,000	Target Corp.	2.500	04/15/2026	96,213
100,000	TJX Cos., Inc. (The)	2.750	06/15/2021	101,892
100,000	TJX Cos., Inc. (The)	2.250	09/15/2026	93,662
44,000	Walgreens Boots Alliance, Inc.	2.700	11/18/2019	44,489
93,000	Walgreens Boots Alliance, Inc.	3.800	11/18/2024	95,583
275,000	Wal-Mart Stores, Inc.	3.250	10/25/2020	285,978
250,000	Wal-Mart Stores, Inc.	2.550	04/11/2023	252,370

				3,236,516

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Semiconductors—2.5%
$100,000	Analog Devices, Inc.	3.900%	12/15/2025	$105,219
100,000	Applied Materials, Inc.	4.300	06/15/2021	107,115
100,000	Applied Materials, Inc.	3.300	04/01/2027	102,395
100,000	Broadcom Corp./Broadcom Cayman Finance Ltd.(a)	3.875	01/15/2027	103,077
200,000	Intel Corp.	1.350	12/15/2017	200,007
100,000	Intel Corp.	3.700	07/29/2025	106,195
100,000	KLA-Tencor Corp.	4.650	11/01/2024	109,088
100,000	Maxim Integrated Products, Inc.	3.375	03/15/2023	102,284
100,000	NVIDIA Corp.	3.200	09/16/2026	100,690
100,000	QUALCOMM, Inc.	2.250	05/20/2020	100,560
100,000	QUALCOMM, Inc.	3.450	05/20/2025	103,000

				1,239,630

	Software—2.7%
39,000	Activision Blizzard, Inc.	3.400	09/15/2026	39,638
100,000	Adobe Systems, Inc.	3.250	02/01/2025	102,610
90,000	Broadridge Financial Solutions, Inc.	3.400	06/27/2026	88,988
100,000	CA, Inc.	5.375	12/01/2019	106,104
100,000	Electronic Arts, Inc.	3.700	03/01/2021	103,968
200,000	Microsoft Corp.	1.550	08/08/2021	196,195
200,000	Microsoft Corp.	3.300	02/06/2027	207,189
104,000	Oracle Corp.	1.900	09/15/2021	102,973
103,000	Oracle Corp.	2.500	10/15/2022	103,306
100,000	Oracle Corp.	2.650	07/15/2026	98,233
75,000	VMware, Inc.	2.950	08/21/2022	75,206
100,000	VMware, Inc.	3.900	08/21/2027	100,379

				1,324,789

	Telecommunications—2.6%
250,000	AT&T, Inc.	5.500	02/01/2018	252,385
100,000	AT&T, Inc.	3.000	06/30/2022	101,315
188,000	AT&T, Inc.	3.400	05/15/2025	185,931
100,000	Cisco Systems, Inc.	4.450	01/15/2020	105,550
100,000	Cisco Systems, Inc.	2.500	09/20/2026	97,368
100,000	Juniper Networks, Inc.	4.500	03/15/2024	106,159
70,000	Motorola Solutions, Inc.	3.750	05/15/2022	72,085
181,000	Verizon Communications, Inc.	4.500	09/15/2020	193,019
175,000	Verizon Communications, Inc.	5.150	09/15/2023	196,390

				1,310,202

	Textiles—0.2%
100,000	Mohawk Industries, Inc.	3.850	02/01/2023	104,176

	Toys/Games/Hobbies—0.3%
150,000	Hasbro, Inc.	3.500	09/15/2027	148,768

	Transportation—1.7%
60,000	CSX Corp.	3.700	10/30/2020	62,514
100,000	CSX Corp.	3.250	06/01/2027	100,375
100,000	FedEx Corp.	8.000	01/15/2019	107,141
50,000	FedEx Corp.	4.000	01/15/2024	53,643
100,000	Norfolk Southern Corp.	3.000	04/01/2022	102,207
100,000	Union Pacific Corp.	4.163	07/15/2022	107,946
100,000	Union Pacific Corp.	2.750	03/01/2026	99,322
100,000	United Parcel Service, Inc.	3.125	01/15/2021	103,409
100,000	United Parcel Service, Inc.	2.450	10/01/2022	100,752

				837,309

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Water—0.2%
$100,000	American Water Capital Corp.	3.400%	03/01/2025	$103,287

	Total Corporate Bonds (Cost $49,146,596)			49,473,181

Number of Shares
	Money Market Fund—0.2%
89,853	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(b) (Cost $89,853)			89,853

	Total Investments in Securities (Cost $49,236,449)—99.2%			49,563,034
	Other assets less liabilities—0.8%			407,353

	Net Assets—100.0%			$49,970,387

Investment Abbreviations:

BKNT—Bank Note

GMTN—Global Medium-Term Note

MTN—Medium-Term Note

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $512,899, which represented 1.03% of the Fund’s Net Assets.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

Schedule of Investments

PowerShares Global Short Term High Yield Bond Portfolio (PGHY)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—85.6%
	Argentina—0.3%
$700,000	YPF SA(a)	8.875%	12/19/2018	$744,106

	Australia—0.6%
600,000	Ausdrill Finance Pty Ltd.(a)	6.875	11/01/2019	611,250
11,669	Emeco Pty Ltd., Series B	9.250	03/31/2022	12,253
100,000	Nufarm Australia Ltd.(a)	6.375	10/15/2019	101,875
600,000	Virgin Australia Holdings Ltd.(a)	8.500	11/15/2019	634,200

				1,359,578

	Azerbaijan—0.2%
480,000	Republic of Azerbaijan(a)	5.125	09/01/2029	486,000

	Bahrain—0.6%
400,000	Batelco International Finance No.1 Ltd., EMTN	4.250	05/01/2020	401,500
200,000	BBK BSC	3.500	03/24/2020	196,802
800,000	Investcorp SA(a)	8.250	11/01/2017	800,000

				1,398,302

	Bangladesh—0.3%
600,000	Banglalink Digital Communications Ltd.(a)	8.625	05/06/2019	628,140

	Brazil—7.6%
800,000	Andrade Gutierrez International SA(a)	4.000	04/30/2018	743,752
100,000	B3 SA—Brasil Bolsa Balcao(a)	5.500	07/16/2020	105,650
200,000	Banco BMG SA(a)	9.950	11/05/2019	216,500
600,000	Banco Bradesco SA(a)	6.750	09/29/2019	642,072
700,000	Banco BTG Pactual SA(a)	4.000	01/16/2020	695,800
550,000	Banco Daycoval SA(a)	5.750	03/19/2019	571,175
500,000	Banco do Brasil SA(a)	6.000	01/22/2020	535,000
700,000	Banco Nacional de Desenvolvimento Economico e Social(a)	6.369	06/16/2018	717,878
600,000	Banco Nacional de Desenvolvimento Economico e Social(a)	4.000	04/14/2019	608,892
670,000	Banco Nacional de Desenvolvimento Economico e Social(a)	6.500	06/10/2019	712,552
400,000	Banco Nacional de Desenvolvimento Economico e Social(a)	5.500	07/12/2020	422,880
800,000	Banco Votorantim SA(a)	7.375	01/21/2020	854,700
500,000	BTG Investments LP(a)	4.500	04/17/2018	501,600
650,000	Caixa Economica Federal, EMTN(a)	2.375	11/06/2017	650,000
600,000	Caixa Economica Federal, EMTN(a)	4.500	10/03/2018	611,526
600,000	Caixa Economica Federal(a)	4.250	05/13/2019	611,100
700,000	Centrais Eletricas Brasileiras SA(a)	6.875	07/30/2019	746,410
800,000	CSN Islands XI Corp.(a)	6.875	09/21/2019	747,400
400,000	CSN Resources SA(a)	6.500	07/21/2020	372,000
700,000	Itau Unibanco Holding SA, EMTN(a)	2.850	05/26/2018	702,800
400,000	Itau Unibanco Holding SA, EMTN(a)	6.200	04/15/2020	425,664
600,000	JBS USA LUX SA/JBS USA Finance, Inc.(a)	8.250	02/01/2020	608,250
600,000	Marfrig Holdings Europe BV(a)	8.375	05/09/2018	621,420
600,000	Marfrig Holdings Europe BV(a)	6.875	06/24/2019	621,750
200,000	Petrobras Global Finance BV	8.375	12/10/2018	214,150
650,000	Petrobras Global Finance BV	3.000	01/15/2019	651,163
589,000	Petrobras Global Finance BV	7.875	03/15/2019	629,641
500,000	Petrobras Global Finance BV	5.750	01/20/2020	526,020
200,000	Petrobras Global Finance BV	4.875	03/17/2020	206,982
800,000	QGOG Constellation SA(a)	6.250	11/09/2019	684,000

				16,958,727

	Canada—1.2%
700,000	Bombardier, Inc.(a)	4.750	04/15/2019	714,000
300,000	Bombardier, Inc.(a)	7.750	03/15/2020	322,875
900,000	Canbriam Energy, Inc.(a)	9.750	11/15/2019	920,250
275,000	Cenovus Energy, Inc.	5.700	10/15/2019	291,057
300,000	Tembec Industries, Inc.(a)	9.000	12/15/2019	307,125

				2,555,307

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bond (continued)
	Chile—0.4%
$200,000	Latam Airlines Group SA(a)	7.250%	06/09/2020	$214,460
690,000	SMU SA(a)	7.750	02/08/2020	710,272

				924,732

	China—4.9%
400,000	China South City Holdings Ltd.	5.750	03/09/2020	393,240
600,000	Greenland Global Investment Ltd.	4.375	07/03/2019	601,556
400,000	Greenland Global Investment Ltd., EMTN	3.500	09/06/2019	394,078
700,000	Hanrui Overseas Investment Co. Ltd.	4.900	06/28/2019	691,214
200,000	Hong Seng Ltd.	7.875	05/31/2020	197,996
400,000	Huachen Energy Co. Ltd.	6.625	05/18/2020	390,490
400,000	Huai An Traffic Holding Co. Ltd.	4.950	10/25/2019	405,970
400,000	Huayi Finance I Ltd.	4.000	12/02/2019	400,131
600,000	Oceanwide Real Estate International Holding Co. Ltd.	11.750	09/08/2019	636,450
250,000	Oriental Capital Co. Ltd.	5.150	11/22/2019	249,357
600,000	Prime Bloom Holdings Ltd.	7.500	12/19/2019	609,851
200,000	Qinghai Provincial Investment Group Co. Ltd.	7.250	02/22/2020	208,000
400,000	Rock International Investment, Inc.	6.625	03/27/2020	390,224
200,000	Shanxi Road & Bridge Construction Group Co. Ltd.	4.850	11/04/2019	203,734
200,000	Top Wise Excellence Enterprise Co. Ltd.	6.000	03/16/2020	205,303
200,000	Tunghsu Venus Holdings Ltd.	7.000	06/12/2020	194,996
200,000	Wanda Properties Overseas Ltd.	4.875	11/21/2018	198,092
600,000	West China Cement Ltd.	6.500	09/11/2019	620,771
400,000	Xiangyu Investment BVI Co Ltd.	4.750	07/14/2019	399,458
400,000	Xin Jiang Guang Hui Industry Investment Group Co. Ltd.	7.875	03/30/2020	402,075
200,000	Xinhu BVI Holding Co. Ltd.	6.000	03/01/2020	199,806
400,000	Xuzhou Economic Technology Development Zone International Investment Co. Ltd.	4.500	06/16/2019	399,394
800,000	Yingde Gases Investment Ltd.(a)	8.125	04/22/2018	816,000
800,000	Zhiyuan Group BVI Co. Ltd.	6.200	01/11/2019	811,367
200,000	Zhongrong International Bond 2015 Ltd.	6.000	06/15/2018	201,998
600,000	Zhongrong International Bond 2016 Ltd.	6.950	06/21/2019	609,820

				10,831,371

	Colombia—0.6%
400,000	Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd.(a)	8.375	05/10/2020	409,240
600,000	Banco GNB Sudameris SA(a)	3.875	05/02/2018	602,400
200,000	Bancolombia SA	6.125	07/26/2020	215,500

				1,227,140

	Costa Rica—0.6%
800,000	Banco de Costa Rica(a)	5.250	08/12/2018	812,000
600,000	Banco Nacional de Costa Rica(a)	4.875	11/01/2018	608,400

				1,420,400

	Croatia—0.1%
400,000	Agrokor D.D.(a)(b)	8.875	02/01/2020	102,700
150,000	Hrvatska Elektroprivreda(a)	6.000	11/09/2017	150,319

				253,019

	Denmark—0.1%
200,000	Welltec A/S(a)	8.000	02/01/2019	201,250

	Finland—0.4%
600,000	Nokia OYJ	5.375	05/15/2019	626,250
200,000	UPM-Kymmene OYJ(a)	5.500	01/30/2018	202,500

				828,750

	Germany—0.6%
500,000	Fresenius Medical Care US Finance II, Inc.(a)	6.500	09/15/2018	519,436
412,000	Fresenius Medical Care US Finance II, Inc.(a)	5.625	07/31/2019	435,553

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bond (continued)
	Germany (continued)
$400,000	ZF North America Capital, Inc.(a)	4.000%	04/29/2020	$414,500

				1,369,489

	Guatemala—0.1%
300,000	Agromercantil Senior Trust(a)	6.250	04/10/2019	311,232

	Hong Kong—0.7%
800,000	RKI Overseas Finance 2016 A Ltd.	5.000	08/09/2019	810,975
800,000	Studio City Co Ltd.(a)	5.875	11/30/2019	841,000

				1,651,975

	Hungary—0.1%
200,000	MOL Group Finance SA, EMTN	6.250	09/26/2019	214,441

	India—2.5%
400,000	ABJA Investment Co. Pte Ltd.	4.850	01/31/2020	412,784
600,000	IDBI Bank Ltd./DIFC Dubai, EMTN	4.375	03/26/2018	604,224
800,000	IDBI Bank Ltd./DIFC Dubai, EMTN	3.750	01/25/2019	804,517
600,000	IDBI Bank Ltd./DIFC Dubai, EMTN	5.000	09/25/2019	618,205
800,000	Indian Overseas Bank, EMTN	4.625	02/21/2018	803,197
600,000	JSW Steel Ltd.	4.750	11/12/2019	614,178
200,000	Syndicate Bank, EMTN	4.125	04/12/2018	201,023
600,000	Tata Motors Ltd.	4.625	04/30/2020	621,375
200,000	Union Bank of India, EMTN	3.625	10/25/2018	201,757
600,000	Union Bank of India, EMTN	4.500	10/28/2019	615,761

				5,497,021

	Indonesia—1.0%
400,000	Majapahit Holding BV(a)	8.000	08/07/2019	439,800
600,000	Majapahit Holding BV(a)	7.750	01/20/2020	663,780
600,000	Ottawa Holdings Pte Ltd.(a)	5.875	05/16/2018	512,280
600,000	Pratama Agung Pte Ltd.	6.250	02/24/2020	623,203

				2,239,063

	Ireland—0.5%
990,000	Smurfit Kappa Acquisitions ULC(a)	4.875	09/15/2018	1,007,622

	Italy—0.9%
500,000	Leonardo US Holdings, Inc.(a)	6.250	07/15/2019	530,000
650,000	Telecom Italia Capital SA	6.999	06/04/2018	668,720
600,000	Telecom Italia Capital SA	7.175	06/18/2019	648,750
200,000	Wind Acquisition Finance SA(a)	6.500	04/30/2020	207,070

				2,054,540

	Japan—0.2%
400,000	SoftBank Group Corp.(a)	4.500	04/15/2020	414,120

	Kazakhstan—1.2%
600,000	Kazkommertsbank JSC(a)	8.500	05/11/2018	616,690
600,000	KazMunayGas National Co. JSC, EMTN(a)	9.125	07/02/2018	626,916
100,000	KazMunayGas National Co. JSC(a)	7.000	05/05/2020	109,285
600,000	Samruk-Energy JSC, EMTN	3.750	12/20/2017	599,988
600,000	Zhaikmunai LLP(a)	6.375	02/14/2019	604,902
200,000	Zhaikmunai LLP(a)	7.125	11/13/2019	203,442

				2,761,223

	Kuwait—0.3%
800,000	Kuwait Energy PLC	9.500	08/04/2019	714,000

	Luxembourg—1.2%
525,000	ArcelorMittal	6.125	06/01/2018	537,705
480,000	ArcelorMittal	5.125	06/01/2020	513,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bond (continued)
	Luxembourg (continued)
$40,000	ArcelorMittal	5.750%	08/05/2020	$43,600
700,000	Coveris Holdings SA(a)	7.875	11/01/2019	686,000
650,000	Intelsat Luxembourg SA(a)	12.500	11/15/2024	598,000
200,000	International Automotive Components Group SA(a)	9.125	06/01/2018	200,250

				2,579,155

	Mexico—0.8%
400,000	BBVA Bancomer SA(a)	7.250	04/22/2020	435,868
600,000	Cemex SAB de CV(a)	6.500	12/10/2019	621,600
600,000	Controladora Mabe SA de CV(a)	7.875	10/28/2019	657,780

				1,715,248

	Monaco—0.6%
1,350,000	Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc.	8.125	02/15/2019	1,336,500

	Mongolia—0.1%
200,000	Trade & Development Bank of Mongolia LLC, EMTN(a)	9.375	05/19/2020	220,093

	Morocco—0.1%
200,000	BMCE Bank	6.250	11/27/2018	206,688

	Netherlands—0.6%
500,000	NXP BV/NXP Funding LLC(a)	3.750	06/01/2018	504,375
800,000	VEON Holdings BV(a)	5.200	02/13/2019	824,800

				1,329,175

	Nigeria—0.4%
800,000	Zenith Bank PLC, EMTN(a)	6.250	04/22/2019	822,050

	Paraguay—0.3%
677,000	Banco Regional SAECA(a)	8.125	01/24/2019	715,081

	Philippines—0.1%
200,000	Security Bank Corp.	3.950	02/03/2020	208,058

	Russia—7.3%
200,000	AK BARS Bank Via AK BARS Luxembourg SA	8.000	08/06/2018	206,558
600,000	AK Transneft OJSC Via TransCapitalInvest Ltd.(a)	8.700	08/07/2018	628,541
400,000	Alfa Bank AO Via Alfa Bond Issuance PLC, EMTN	5.000	11/27/2018	409,591
400,000	Alfa Bank AO Via Alfa Bond Issuance PLC(a)	7.500	09/26/2019	428,931
600,000	Bank Otkritie Financial Corp. OJSC Via OFCB Capital PLC(a)	7.250	04/25/2018	605,976
600,000	Bank Otkritie Financial Corp. OJSC Via OFCB Capital PLC(a)	10.000	04/26/2019	138,000
700,000	Bank Otkritie Financial Corp. OJSC Via OFCB Capital PLC	4.500	11/11/2019	706,966
600,000	Bank Otkritie Financial Corp. OJSC Via OFCB Capital PLC(a)	10.000	12/17/2019	78,000
600,000	Credit Bank of Moscow Via CBOM Finance PLC(a)	7.700	02/01/2018	604,426
200,000	EDC Finance DAC(a)	4.875	04/17/2020	205,082
600,000	EuroChem Mineral & Chemical Co. OJSC Via EuroChem Global Investments Ltd.(a)	5.125	12/12/2017	602,741
200,000	EuroChem Mineral & Chemical Co. OJSC Via EuroChem Global Investments Ltd.(a)	3.800	04/12/2020	201,382
400,000	Evraz Group SA(a)	6.500	04/22/2020	427,000
500,000	Gazprom OAO Via Gaz Capital SA, EMTN(a)	8.146	04/11/2018	513,505
200,000	Gazprom OAO Via Gaz Capital SA(a)	3.850	02/06/2020	203,301
600,000	Gazprombank OJSC Via GPB Eurobond Finance PLC, EMTN	7.250	05/03/2019	629,011
400,000	Gazprombank OJSC Via GPB Eurobond Finance PLC, EMTN	4.960	09/05/2019	411,230
200,000	Metalloinvest Finance Dac(a)	5.625	04/17/2020	211,092
600,000	Nord Gold SE(a)	6.375	05/07/2018	611,206
600,000	Phosagro OAO Via Phosagro Bond Funding DAC(a)	4.204	02/13/2018	603,626
600,000	Promsvyazbank OJSC Via PSB Finance SA	5.250	10/19/2019	600,539
200,000	Promsvyazbank OJSC Via PSB Finance SA, EMTN(a)	10.200	11/06/2019	191,200
200,000	Rosneft Finance SA, EMTN(a)	7.875	03/13/2018	204,042
400,000	Rosneft Finance SA(a)	7.250	02/02/2020	435,680
800,000	Russian Agricultural Bank OJSC Via RSHB Capital SA(a)	5.298	12/27/2017	803,779

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bond (continued)
	Russia (continued)
$600,000	Russian Agricultural Bank OJSC Via RSHB Capital SA(a)	7.750%	05/29/2018	$617,044
800,000	Russian Agricultural Bank OJSC Via RSHB Capital SA(a)	5.100	07/25/2018	813,330
600,000	Sberbank of Russia Via SB Capital SA	5.180	06/28/2019	623,768
600,000	Sibur Securities DAC(a)	3.914	01/31/2018	603,109
400,000	TMK OAO Via TMK Capital SA(a)	6.750	04/03/2020	423,367
600,000	Uralkali OJSC Via Uralkali Finance DAC, EMTN(a)	3.723	04/30/2018	602,590
600,000	Vnesheconombank Via VEB Finance PLC(a)	5.450	11/22/2017	601,350
600,000	Vnesheconombank Via VEB Finance PLC(a)	4.224	11/21/2018	608,099
600,000	VTB Bank OJSC Via VTB Capital SA(a)	6.315	02/22/2018	607,340

				16,161,402

	Saudi Arabia—0.2%
400,000	Dar Al-Arkan Sukuk Co. Ltd.	6.500	05/28/2019	402,024

	South Africa—0.1%
300,000	AngloGold Ashanti Holdings PLC	5.375	04/15/2020	315,645

	Sri Lanka—0.8%
600,000	Bank of Ceylon	5.325	04/16/2018	604,200
700,000	National Savings Bank(a)	8.875	09/18/2018	732,970
400,000	National Savings Bank(a)	5.150	09/10/2019	409,880

				1,747,050

	Supranational—0.3%
600,000	Eastern and Southern African Trade and Development Bank, EMTN	6.375	12/06/2018	622,491

	Trinidad and Tobago—0.7%
720,000	Consolidated Energy Finance SA(a)	6.750	10/15/2019	733,500
700,000	Petroleum Co. of Trinidad & Tobago Ltd.(a)	9.750	08/14/2019	749,000

				1,482,500

	Turkey—5.3%
550,000	Akbank Turk AS(a)	6.500	03/09/2018	556,213
600,000	Akbank Turk AS, EMTN(a)	4.000	01/24/2020	599,402
800,000	Finansbank AS(a)	5.150	11/01/2017	800,000
800,000	Finansbank AS, EMTN(a)	6.250	04/30/2019	826,650
600,000	TC Ziraat Bankasi AS(a)	4.250	07/03/2019	600,829
600,000	Tupras Turkiye Petrol Rafinerileri AS(a)	4.125	05/02/2018	603,486
200,000	Turkiye Garanti Bankasi AS, EMTN(a)	4.750	10/17/2019	203,708
400,000	Turkiye Halk Bankasi AS(a)	4.750	06/04/2019	397,947
800,000	Turkiye Halk Bankasi AS(a)	3.875	02/05/2020	773,062
500,000	Turkiye Is Bankasi(a)	3.875	11/07/2017	500,482
800,000	Turkiye Is Bankasi(a)	3.750	10/10/2018	800,888
600,000	Turkiye Is Bankasi(a)	5.500	04/21/2019	611,338
400,000	Turkiye Is Bankasi(a)	5.000	04/30/2020	403,356
800,000	Turkiye Sinai Kalkinma Bankasi AS	5.375	10/30/2019	815,494
200,000	Turkiye Sise ve Cam Fabrikalari AS(a)	4.250	05/09/2020	202,898
800,000	Turkiye Vakiflar Bankasi TAO, EMTN(a)	3.750	04/15/2018	801,120
700,000	Turkiye Vakiflar Bankasi TAO, EMTN(a)	5.000	10/31/2018	707,283
500,000	Yapi ve Kredi Bankasi AS(a)	5.250	12/03/2018	508,360
600,000	Yapi ve Kredi Bankasi AS(a)	5.125	10/22/2019	610,328
400,000	Yapi ve Kredi Bankasi AS(a)	4.000	01/22/2020	396,630

				11,719,474

	Ukraine—0.1%
200,000	MHP SE(a)	8.250	04/02/2020	216,677
8,725	UkrLandFarming PLC(a)	10.875	03/26/2018	2,116

				218,793

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bond (continued)
	United Arab Emirates—0.2%
$200,000	Alpha Star Holding Ltd.	4.970%	04/09/2019	$201,883
200,000	DAE Funding LLC(a)	4.000	08/01/2020	203,500

				405,383

	United Kingdom—3.2%
800,000	Algeco Scotsman Global Finance PLC(a)	8.500	10/15/2018	788,000
700,000	Algeco Scotsman Global Finance PLC(a)	10.750	10/15/2019	577,500
600,000	Anglo American Capital PLC(a)	9.375	04/08/2019	661,674
275,000	Avon Products, Inc.	6.500	03/01/2019	277,063
300,000	Avon Products, Inc.	6.600	03/15/2020	297,000
200,000	Fiat DaimlerChrysler Automobiles NV	4.500	04/15/2020	208,750
600,000	Global Ship Lease, Inc.(a)	10.000	04/01/2019	620,640
800,000	Ithaca Energy, Inc.(a)	8.125	07/01/2019	819,000
800,000	Jaguar Land Rover Automotive PLC(a)	4.125	12/15/2018	819,000
700,000	Jaguar Land Rover Automotive PLC(a)	4.250	11/15/2019	723,625
200,000	Jaguar Land Rover Automotive PLC(a)	3.500	03/15/2020	202,250
600,000	Royal Bank of Scotland Group PLC	4.700	07/03/2018	608,241
600,000	Tesco PLC(a)	5.500	11/15/2017	601,405

				7,204,148

	United States—36.7%
100,000	99 Cents Only Stores LLC	11.000	12/15/2019	84,500
100,000	ACE Cash Express, Inc.(a)	11.000	02/01/2019	99,688
200,000	ADT Corp. (The)	5.250	03/15/2020	211,000
125,000	Alere, Inc.	7.250	07/01/2018	125,062
500,000	Allegheny Technologies, Inc.	9.375	06/01/2019	548,750
650,000	Allegiant Travel Co.	5.500	07/15/2019	674,375
530,000	Ally Financial, Inc.	6.250	12/01/2017	531,722
600,000	Ally Financial, Inc.	3.250	02/13/2018	602,118
600,000	Ally Financial, Inc.	3.600	05/21/2018	604,500
600,000	Ally Financial, Inc.	4.750	09/10/2018	613,506
500,000	Ally Financial, Inc.	3.250	11/05/2018	505,025
500,000	Ally Financial, Inc.	8.000	12/31/2018	531,875
600,000	Ally Financial, Inc.	3.500	01/27/2019	608,820
600,000	Ally Financial, Inc.	3.750	11/18/2019	613,500
300,000	Ally Financial, Inc.	8.000	03/15/2020	337,875
300,000	Ally Financial, Inc.	4.125	03/30/2020	310,875
450,000	American Airlines Group, Inc.	6.125	06/01/2018	460,125
400,000	American Airlines Group, Inc.(a)	5.500	10/01/2019	418,000
100,000	American Airlines Group, Inc.(a)	4.625	03/01/2020	103,625
250,000	Andeavor Logistics LP/Tesoro Logistics Finance Corp.	5.500	10/15/2019	264,375
544,000	Anixter, Inc.	5.625	05/01/2019	569,160
587,000	Arconic, Inc.	5.720	02/23/2019	614,865
338,000	Arconic, Inc.	6.150	08/15/2020	369,066
650,000	Atrium Windows & Doors, Inc.(a)	7.750	05/01/2019	658,125
100,000	Avaya, Inc.(a)(b)(c)	9.000	04/01/2019	84,250
100,000	Avaya, Inc.(a)(b)(c)	7.000	04/01/2019	84,500
113,000	Beazer Homes USA, Inc.	5.750	06/15/2019	118,932
400,000	BI-LO LLC/BI-LO Finance Corp.(a)	9.250	02/15/2019	367,000
140,000	BMC Software, Inc.	7.250	06/01/2018	143,500
400,000	Brinker International, Inc.	2.600	05/15/2018	400,500
403,000	Cablevision Systems Corp.	7.750	04/15/2018	413,119
100,000	Cablevision Systems Corp.	8.000	04/15/2020	111,000
580,000	CalAtlantic Group, Inc.	8.375	05/15/2018	600,300
100,000	CalAtlantic Group, Inc.	6.625	05/01/2020	110,250
500,000	CDK Global, Inc.	3.800	10/15/2019	513,750
200,000	CenturyLink, Inc., Series Q	6.150	09/15/2019	210,250
200,000	CenturyLink, Inc., Series V	5.625	04/01/2020	209,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bond (continued)
	United States (continued)
$500,000	Cenveo Corp.(a)	6.000%	08/01/2019	$347,500
444,000	CF Industries, Inc.	6.875	05/01/2018	455,655
300,000	CF Industries, Inc.	7.125	05/01/2020	330,750
200,000	Chester Downs & Marina LLC/Chester Downs Finance Corp.(a)	9.250	02/01/2020	205,000
450,000	CHS/Community Health Systems, Inc.	8.000	11/15/2019	430,312
285,000	CHS/Community Health Systems, Inc.	7.125	07/15/2020	248,306
500,000	CIT Group, Inc.(a)	5.500	02/15/2019	524,375
600,000	CIT Group, Inc.	3.875	02/19/2019	610,500
200,000	CIT Group, Inc.	5.375	05/15/2020	215,000
550,000	Citgo Holding, Inc.(a)	10.750	02/15/2020	596,750
500,000	Claire’s Stores, Inc.(a)	9.000	03/15/2019	308,750
700,000	Claire’s Stores, Inc.(a)	9.000	03/15/2019	432,250
300,000	Clean Harbors, Inc.	5.250	08/01/2020	305,250
400,000	Clear Channel Worldwide Holdings, Inc., Series A	7.625	03/15/2020	400,000
200,000	Clear Channel Worldwide Holdings, Inc., Series B	7.625	03/15/2020	200,500
500,000	Cleaver-Brooks, Inc.(a)	8.750	12/15/2019	513,125
600,000	CNH Industrial Capital LLC	3.625	04/15/2018	605,250
600,000	CNH Industrial Capital LLC	3.875	07/16/2018	609,594
550,000	CNH Industrial Capital LLC	3.375	07/15/2019	560,312
300,000	CNO Financial Group, Inc.	4.500	05/30/2020	310,500
150,000	Constellation Brands, Inc.	3.875	11/15/2019	155,407
200,000	CoreCivic, Inc.—REIT	4.125	04/01/2020	204,500
500,000	CSC Holdings LLC	7.875	02/15/2018	508,810
500,000	CSC Holdings LLC	7.625	07/15/2018	516,250
498,000	CSC Holdings LLC	8.625	02/15/2019	534,727
500,000	CTP Transportation Products LLC/CTP Finance, Inc.(a)	8.250	12/15/2019	481,250
950,000	Cumulus Media Holdings, Inc.	7.750	05/01/2019	281,437
400,000	DCP Midstream Operating LP	2.500	12/01/2017	400,250
500,000	DCP Midstream Operating LP(a)	9.750	03/15/2019	547,500
200,000	DCP Midstream Operating LP	2.700	04/01/2019	199,750
600,000	Dell, Inc.	5.650	04/15/2018	612,570
500,000	Dell, Inc.	5.875	06/15/2019	525,000
500,000	DISH DBS Corp.	4.250	04/01/2018	505,100
550,000	DISH DBS Corp.	7.875	09/01/2019	595,650
300,000	DISH DBS Corp.	5.125	05/01/2020	307,875
200,000	Dollar Tree, Inc.	5.250	03/01/2020	204,750
386,000	Dun & Bradstreet Corp. (The)	4.250	06/15/2020	399,809
136,792	DynCorp International, Inc., 1.500% PIK Rate, 10.375% Cash Rate(d)	11.875	11/30/2020	146,025
482,000	Dynegy, Inc.	6.750	11/01/2019	500,677
76,551	Dynegy, Inc.	8.034	02/02/2024	81,527
600,000	EMC Corp.	1.875	06/01/2018	598,572
400,000	EMC Corp.	2.650	06/01/2020	395,458
400,000	EnLink Midstream Partners LP	2.700	04/01/2019	400,974
286,000	EP Energy LLC/Everest Acquisition Finance, Inc.	9.375	05/01/2020	241,581
433,000	FGI Operating Co. LLC/FGI Finance, Inc.	7.875	05/01/2020	177,530
630,000	Flexi-Van Leasing, Inc.(a)	7.875	08/15/2018	633,150
500,000	Freeport-McMoRan, Inc.	2.300	11/14/2017	500,050
630,000	Freeport-McMoRan, Inc.	2.375	03/15/2018	631,575
300,000	Freeport-McMoRan, Inc.	3.100	03/15/2020	301,500
345,000	Frontier Communications Corp.	8.125	10/01/2018	352,245
450,000	Frontier Communications Corp.	7.125	03/15/2019	453,388
300,000	Frontier Communications Corp.	8.500	04/15/2020	297,375
100,000	GameStop Corp.(a)	5.500	10/01/2019	102,500
600,000	Genworth Holdings, Inc., GMTN	6.515	05/22/2018	600,000
400,000	Genworth Holdings, Inc.	7.700	06/15/2020	395,972
400,000	Gibson Brands, Inc.(a)	8.875	08/01/2018	332,000
475,000	GLP Capital LP/GLP Financing II, Inc.	4.375	11/01/2018	481,650
103,846	Goodman Networks, Inc.	8.000	05/11/2022	80,481

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bond (continued)
	United States (continued)
$239,000	Goodyear Tire & Rubber Co. (The)	8.750%	08/15/2020	$279,630
494,000	Graham Holdings Co.	7.250	02/01/2019	524,875
376,000	Greif, Inc.	7.750	08/01/2019	407,960
500,000	Guitar Center, Inc.(a)	6.500	04/15/2019	467,500
400,000	Guitar Center, Inc.(a)	9.625	04/15/2020	252,000
508,000	HCA, Inc.	3.750	03/15/2019	516,890
500,000	HCA, Inc.	4.250	10/15/2019	516,250
500,000	HCA, Inc.	6.500	02/15/2020	540,000
100,000	Hexion, Inc.	6.625	04/15/2020	89,500
200,000	Hexion, Inc.	10.000	04/15/2020	191,000
400,000	Hornbeck Offshore Services, Inc.	5.875	04/01/2020	266,000
470,000	HRG Group, Inc.	7.875	07/15/2019	474,817
400,000	Hughes Satellite Systems Corp.	6.500	06/15/2019	425,000
132,000	IAC/InterActiveCorp	4.875	11/30/2018	132,389
551,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp.	4.875	03/15/2019	554,444
300,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp.	6.000	08/01/2020	309,562
600,000	iHeartCommunications, Inc.	9.000	12/15/2019	445,500
300,000	iHeartCommunications, Inc.(a)	11.250	03/01/2021	214,500
363,000	International Game Technology	7.500	06/15/2019	390,225
820,000	International Game Technology PLC(a)	5.625	02/15/2020	872,275
200,000	INVISTA Finance LLC(a)	4.250	10/15/2019	207,000
250,000	IPALCO Enterprises, Inc.	3.450	07/15/2020	254,687
452,000	iStar, Inc.—REIT	5.000	07/01/2019	456,802
242,000	JC Penney Corp., Inc.	5.750	02/15/2018	241,395
100,000	JC Penney Corp., Inc.	8.125	10/01/2019	100,000
200,000	K Hovnanian Enterprises, Inc.(a)	8.000	11/01/2019	214,000
400,000	KB Home	7.250	06/15/2018	412,000
650,000	KB Home	4.750	05/15/2019	667,063
225,000	KB Home	8.000	03/15/2020	251,438
400,000	Kindred Healthcare, Inc.	8.000	01/15/2020	406,000
555,000	Kratos Defense & Security Solutions, Inc.	7.000	05/15/2019	566,794
500,000	L Brands, Inc.	8.500	06/15/2019	548,750
200,000	L Brands, Inc.	7.000	05/01/2020	220,750
350,000	Lennar Corp.	4.750	12/15/2017	351,050
400,000	Lennar Corp.	6.950	06/01/2018	411,000
400,000	Lennar Corp.	4.125	12/01/2018	407,500
600,000	Lennar Corp.	4.500	06/15/2019	618,750
400,000	Lennar Corp.	4.500	11/15/2019	414,000
300,000	Lexmark International, Inc.	6.625	03/15/2020	318,000
693,000	Mallinckrodt International Finance SA	3.500	04/15/2018	695,599
300,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC(a)	4.875	04/15/2020	301,125
467,000	MDC Holdings, Inc.	5.625	02/01/2020	503,776
200,000	Meritage Homes Corp.	7.150	04/15/2020	220,500
550,000	MGM Resorts International	8.625	02/01/2019	591,938
100,000	MGM Resorts International	5.250	03/31/2020	105,500
600,000	MHGE Parent LLC/MHGE Parent Finance, Inc.(a)	8.500	08/01/2019	602,250
300,000	Michael Baker International LLC/CDL Acquisition Co., Inc.(a)	8.250	10/15/2018	301,875
300,000	Monitronics International, Inc.	9.125	04/01/2020	261,750
100,000	NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp.(a)	5.000	08/01/2018	100,350
100,000	NANA Development Corp.(a)	9.500	03/15/2019	101,500
500,000	Nationstar Mortgage LLC/Nationstar Capital Corp.	6.500	08/01/2018	501,563
545,000	Nationstar Mortgage LLC/Nationstar Capital Corp.	9.625	05/01/2019	562,168
540,000	Navient Corp., GMTN	8.450	06/15/2018	561,600
625,000	Navient Corp., MTN	5.500	01/15/2019	646,094
600,000	Navient Corp., MTN	4.875	06/17/2019	618,750
300,000	Navient Corp., MTN	8.000	03/25/2020	331,500
220,000	Neovia Logistics Services LLC/SPL Logistics Finance Corp.(a)	8.875	08/01/2020	185,900
700,000	NewStar Financial, Inc.	7.250	05/01/2020	729,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bond (continued)
	United States (continued)
$500,000	NGL Energy Partners LP/NGL Energy Finance Corp.	5.125%	07/15/2019	$501,250
1,400,000	Nine West Holdings, Inc.(a)	8.250	03/15/2019	189,000
100,000	Niska Gas Storage Ltd./Niska Gas Storage Canada Finance Corp.	6.500	04/01/2019	101,875
200,000	Nuance Communications, Inc.(a)	5.375	08/15/2020	203,200
400,000	Nustar Logistics LP	8.150	04/15/2018	412,000
200,000	Oaktree Specialty Lending Corp.	4.875	03/01/2019	201,705
1,150,000	Och-Ziff Finance Co. LLC(a)	4.500	11/20/2019	1,131,313
75,000	Ocwen Loan Servicing LLC(a)	8.375	11/15/2022	75,750
400,000	Omnimax International, Inc.(a)	12.000	08/15/2020	435,000
400,000	OneMain Financial Holdings LLC(a)	6.750	12/15/2019	415,500
475,000	Pacific Drilling V Ltd.(a)	7.250	12/01/2017	211,375
519,000	PaperWorks Industries, Inc.(a)	9.500	08/15/2019	365,895
200,000	Penske Automotive Group, Inc.	3.750	08/15/2020	204,500
72,429	PetroQuest Energy, Inc., 9.000% PIK Rate, 1.000% Cash Rate(d)	10.000	02/15/2021	54,684
446,000	PHH Corp.	7.375	09/01/2019	481,680
680,000	PHI, Inc.	5.250	03/15/2019	676,600
800,000	Popular, Inc.	7.000	07/01/2019	822,000
32,000	Pride International LLC	8.500	06/15/2019	34,080
200,000	Prince Mineral Holding Corp.(a)	11.500	12/15/2019	207,250
800,000	Production Resource Group, Inc.	8.875	05/01/2019	696,000
400,000	QVC, Inc.	3.125	04/01/2019	404,937
168,000	Radian Group, Inc.	5.500	06/01/2019	176,610
250,000	Realogy Group LLC/Realogy Co-Issuer Corp.(a)	4.500	04/15/2019	256,563
200,000	Rite Aid Corp.	9.250	03/15/2020	203,750
500,000	Rockies Express Pipeline LLC(a)	6.850	07/15/2018	516,250
185,000	Rockies Express Pipeline LLC(a)	6.000	01/15/2019	192,400
425,000	Safeway, Inc.	5.000	08/15/2019	432,438
610,000	Sears Holdings Corp.	8.000	12/15/2019	372,100
200,000	Seitel, Inc.	9.500	04/15/2019	201,000
411,000	Service Corp. International	7.625	10/01/2018	433,091
263,000	Silgan Holdings, Inc.	5.000	04/01/2020	266,616
100,000	Simon Property Group LP—REIT	2.625	06/15/2022	100,492
500,000	Springleaf Finance Corp., MTN	6.900	12/15/2017	502,525
600,000	Springleaf Finance Corp.	5.250	12/15/2019	621,000
570,000	Sprint Capital Corp.	6.900	05/01/2019	602,775
402,000	Sprint Communications, Inc.(a)	9.000	11/15/2018	427,125
200,000	Sprint Communications, Inc.(a)	7.000	03/01/2020	217,500
170,000	Syniverse Foreign Holdings Corp.(a)	9.125	01/15/2022	174,250
100,000	Talen Energy Supply LLC	6.500	05/01/2018	101,875
300,000	Talen Energy Supply LLC(a)	4.625	07/15/2019	304,500
240,000	Talos Production LLC/Talos Production Finance, Inc.(a)	9.750	02/15/2018	156,000
500,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp.	4.125	11/15/2019	505,313
184,000	TEGNA, Inc.	5.125	10/15/2019	186,990
300,000	Tenet Healthcare Corp.	5.500	03/01/2019	305,625
200,000	Tenet Healthcare Corp.	4.750	06/01/2020	206,000
500,000	TMX Finance LLC/TitleMax Finance Corp.(a)	8.500	09/15/2018	463,750
450,000	Toll Brothers Finance Corp.	4.000	12/31/2018	457,875
400,000	Toll Brothers Finance Corp.	6.750	11/01/2019	434,500
705,000	Transocean, Inc.	6.000	03/15/2018	716,210
400,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc.	4.375	06/15/2019	412,500
48,000	TRU Taj LLC/TRU Taj Finance, Inc.(a)(b)(c)	12.000	08/15/2021	46,800
400,000	United Continental Holdings, Inc.	6.375	06/01/2018	410,000
300,000	United States Steel Corp.	7.375	04/01/2020	328,875
300,000	Universal Hospital Services, Inc.	7.625	08/15/2020	305,250
400,000	Urban One, Inc.(a)	9.250	02/15/2020	379,000
300,000	Valeant Pharmaceuticals International, Inc.(a)	5.375	03/15/2020	296,250
425,000	Weatherford International Ltd.	9.625	03/01/2019	454,750
580,000	Whiting Petroleum Corp.	5.000	03/15/2019	587,975

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bond (continued)
	United States (continued)
$70,000	WPX Energy, Inc.	7.500%	08/01/2020	$76,300
500,000	Yum! Brands, Inc.	6.250	03/15/2018	508,750
300,000	Yum! Brands, Inc.	5.300	09/15/2019	316,125
348,000	Zachry Holdings, Inc.(a)	7.500	02/01/2020	358,875

				81,424,628

	Venezuela—0.5%
1,250,000	CA La Electricidad de Caracas	8.500	04/10/2018	750,000
438,000	Petroleos de Venezuela SA(a)	8.500	10/27/2020	365,292

				1,115,292

	Total Corporate Bonds (Cost $191,198,420)			190,002,426

	Sovereign Debt Obligations—10.7%
	Argentina—0.7%
700,000	Argentine Republic Government International Bond	6.250	04/22/2019	734,650
700,000	Provincia de Buenos Aires(a)	9.375	09/14/2018	741,391
150,000	Provincia de Buenos Aires(a)	5.750	06/15/2019	155,625

				1,631,666

	Bahrain—0.3%
200,000	Bahrain Government International Bond(a)	5.500	03/31/2020	207,750
500,000	CBB International Sukuk Co. SPC	6.273	11/22/2018	517,716

				725,466

	Belarus—0.3%
600,000	Republic of Belarus International Bond	8.950	01/26/2018	607,272

	Brazil—0.3%
610,000	Brazil Government International Bond	5.875	01/15/2019	639,890
100,000	Brazil Government International Bond	8.875	10/14/2019	113,950

				753,840

	Costa Rica—0.0%
100,000	Costa Rica Government International Bond(a)	9.995	08/01/2020	116,250

	Croatia—0.3%
500,000	Croatia Government International Bond(a)	6.750	11/05/2019	539,885
100,000	Croatia Government International Bond(a)	6.625	07/14/2020	109,608

				649,493

	Ecuador—0.3%
600,000	Ecuador Government International Bond(a)	10.500	03/24/2020	654,000

	Egypt—0.1%
300,000	Egypt Government International Bond(a)	5.750	04/29/2020	312,183

	El Salvador—0.4%
800,000	El Salvador Government International Bond(a)	7.375	12/01/2019	833,000

	Hungary—0.1%
150,000	Magyar Export-Import Bank Zrt(a)	5.500	02/12/2018	151,598

	Kenya—0.2%
400,000	Kenya Government International Bond(a)	5.875	06/24/2019	413,410

	Lebanon—1.6%
570,000	Lebanon Government International Bond	5.150	06/12/2018	573,754
700,000	Lebanon Government International Bond, EMTN	5.150	11/12/2018	705,634
600,000	Lebanon Government International Bond, EMTN	5.500	04/23/2019	606,870
600,000	Lebanon Government International Bond, EMTN	6.000	05/20/2019	609,019

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations (continued)
	Lebanon (continued)
$300,000	Lebanon Government International Bond, GMTN	5.450%	11/28/2019	$301,473
200,000	Lebanon Government International Bond, GMTN	6.375	03/09/2020	203,585
500,000	Lebanon Government International Bond, GMTN	5.800	04/14/2020	501,080
100,000	Lebanon Government International Bond, EMTN	6.150	06/19/2020	100,962

				3,602,377

	Mongolia—0.3%
700,000	Mongolia Government International Bond, EMTN(a)	4.125	01/05/2018	702,450

	Nigeria—0.3%
600,000	Nigeria Government International Bond(a)	5.125	07/12/2018	608,600

	Pakistan—0.6%
600,000	Pakistan Government International Bond(a)	7.250	04/15/2019	626,451
600,000	Second Pakistan International Sukuk Co. Ltd. (The)(a)	6.750	12/03/2019	626,524

				1,252,975

	Russia—0.6%
600,000	Russian Foreign Bond—Eurobond(a)	11.000	07/24/2018	639,137
600,000	Russian Foreign Bond—Eurobond(a)	3.500	01/16/2019	608,598
100,000	Russian Foreign Bond—Eurobond(a)	5.000	04/29/2020	105,920

				1,353,655

	Serbia—0.8%
550,000	Serbia International Bond(a)	5.250	11/21/2017	551,182
600,000	Serbia International Bond(a)	5.875	12/03/2018	621,386
500,000	Serbia International Bond(a)	4.875	02/25/2020	521,657

				1,694,225

	South Africa—0.4%
300,000	Republic of South Africa Government International Bond	6.875	05/27/2019	319,446
500,000	ZAR Sovereign Capital Fund Pty Ltd.(a)	3.903	06/24/2020	507,767

				827,213

	Sri Lanka—0.4%
600,000	Sri Lanka Government International Bond(a)	6.000	01/14/2019	619,488
200,000	Sri Lanka Government International Bond(a)	5.125	04/11/2019	205,328

				824,816

	Turkey—1.9%
400,000	Export Credit Bank of Turkey(a)	5.875	04/24/2019	413,024
800,000	Hazine Mustesarligi Varlik Kiralama AS(a)	2.803	03/26/2018	800,342
800,000	Hazine Mustesarligi Varlik Kiralama AS(a)	4.557	10/10/2018	812,708
700,000	Turkey Government International Bond	6.750	04/03/2018	712,392
800,000	Turkey Government International Bond	7.000	03/11/2019	843,512
600,000	Turkey Government International Bond	7.500	11/07/2019	649,859

				4,231,837

	Ukraine—0.1%
200,000	Ukraine Government International Bond(a)	7.750	09/01/2019	210,790

	Venezuela—0.6%
600,000	Venezuela Government International Bond	13.625	08/15/2018	432,000
450,000	Venezuela Government International Bond(a)	13.625	08/15/2018	306,000
700,000	Venezuela Government International Bond	7.000	12/01/2018	439,250
500,000	Venezuela Government International Bond(b)	7.750	10/13/2019	236,250

				1,413,500

	Vietnam—0.1%
200,000	Vietnam Government International Bond(a)	6.750	01/29/2020	218,185

	Total Sovereign Debt Obligations (Cost $24,016,090)			23,788,801

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks—0.0%
	United States—0.0%
6,207	Goodman Networks, Inc.(e)(f)(g) (Cost $0)	$0

	Preferred Stocks—0.0%
	United States—0.0%
7,385	Goodman Networks, Inc., 0.00%(e)(f)(g)	11,077
339	Tervita Corp., 0.00%(e)(h)	2,125

	Total Preferred Stocks (Cost $0)	13,202

	Money Market Fund—2.1%
4,629,307	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(i) (Cost $4,629,307)	4,629,307

	Total Investments in Securities (Cost $219,843,817) 98.4%	218,433,736
	Other assets less liabilities—1.6%	3,658,814

	Net Assets—100.0%	$222,092,550

Investment Abbreviations:

EMTN—Euro Medium-Term Note

GMTN—Global Medium-Term Note

MTN—Medium-Term Note

PIK—Pay-in-Kind

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $104,900,802, which represented 47.23% of the Fund’s Net Assets.
(b)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at October 31, 2017 was $554,500, which represented less than 1% of the Fund’s Net Assets.
(c)	The borrower has filed for protection in federal bankruptcy court.
(d)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(e)	Non-income producing security.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(g)	Acquired as part of the Goodman Networks, Inc. reorganization.
(h)	Acquired as part of the Tervita Corp. reorganization.
(i)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

Schedule of Investments

PowerShares International Corporate Bond Portfolio (PICB)

October 31, 2017

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds—98.6%
		Australia—2.3%
EUR	200,000	Australia & New Zealand Banking Group Ltd.	0.750%	09/29/2026	$230,984
GBP	350,000	BHP Billiton Finance Ltd., Series 12, EMTN	4.300	09/25/2042	573,981
EUR	200,000	Commonwealth Bank of Australia, EMTN	5.500	08/06/2019	255,681
EUR	200,000	National Australia Bank Ltd., EMTN	4.625	02/10/2020	257,261
EUR	200,000	National Australia Bank Ltd., EMTN	0.875	01/20/2022	239,926
EUR	250,000	National Australia Bank Ltd., EMTN	2.750	08/08/2022	326,399
EUR	200,000	National Australia Bank Ltd., GMTN	1.250	05/18/2026	240,518
EUR	150,000	Telstra Corp. Ltd., EMTN	3.500	09/21/2022	201,936
EUR	150,000	Telstra Corp. Ltd., EMTN	2.500	09/15/2023	195,115
GBP	200,000	Westfield America Management Ltd.	2.625	03/30/2029	257,489
EUR	200,000	Westpac Banking Corp., EMTN	0.250	01/17/2022	233,845
AUD	800,000	Westpac Banking Corp., MTN	4.500	02/25/2019	632,229

					3,645,364

		Belgium—3.0%
EUR	200,000	Anheuser-Busch InBev SA, EMTN	0.800	04/20/2023	239,397
GBP	250,000	Anheuser-Busch InBev SA, EMTN	9.750	07/30/2024	493,830
GBP	250,000	Anheuser-Busch InBev SA, EMTN	1.750	03/07/2025	326,273
EUR	750,000	Anheuser-Busch InBev SA, EMTN	1.500	03/17/2025	931,526
GBP	300,000	Anheuser-Busch InBev SA, EMTN	4.000	09/24/2025	454,087
EUR	200,000	Anheuser-Busch InBev SA, EMTN	2.700	03/31/2026	268,405
EUR	300,000	Anheuser-Busch InBev SA, EMTN	2.000	03/17/2028	379,978
GBP	300,000	Anheuser-Busch InBev SA, EMTN	2.250	05/24/2029	387,089
EUR	200,000	Anheuser-Busch InBev SA, EMTN	1.500	04/18/2030	237,580
EUR	200,000	Anheuser-Busch InBev SA, EMTN	2.750	03/17/2036	261,570
GBP	400,000	Anheuser-Busch InBev SA, EMTN	2.850	05/25/2037	521,652
EUR	200,000	KBC Group NV, EMTN	0.750	03/01/2022	236,782

					4,738,169

		Canada—14.0%
CAD	500,000	Bank of Montreal, DPNT	2.840	06/04/2020	396,695
CAD	800,000	Bank of Montreal, DPNT	2.100	10/06/2020	622,084
CAD	700,000	Bank of Montreal, DPNT	1.880	03/31/2021	538,768
CAD	750,000	Bank of Montreal, DPNT	3.400	04/23/2021	606,371
CAD	600,000	Bank of Montreal, DPNT	1.610	10/28/2021	455,211
CAD	800,000	Bank of Montreal, DPNT	2.120	03/16/2022	616,833
CAD	800,000	Bank of Montreal, DPNT	2.270	07/11/2022	620,005
CAD	600,000	Bank of Nova Scotia (The), DPNT	2.130	06/15/2020	467,638
CAD	750,000	Bank of Nova Scotia (The), DPNT	2.090	09/09/2020	583,325
CAD	700,000	Bank of Nova Scotia (The), DPNT	3.270	01/11/2021	563,280
CAD	600,000	Bank of Nova Scotia (The), DPNT	2.873	06/04/2021	477,207
CAD	750,000	Bank of Nova Scotia (The), DPNT	1.900	12/02/2021	574,820
CAD	700,000	Bank of Nova Scotia (The), DPNT	1.830	04/27/2022	533,436
CAD	700,000	Bank of Nova Scotia (The), DPNT	2.290	06/28/2024	535,048
CAD	500,000	Bank of Nova Scotia (The), DPNT	2.620	12/02/2026	384,284
CAD	300,000	Bell Canada, Inc.	3.350	06/18/2019	238,026
CAD	800,000	Bell Canada, Inc., MTN	3.250	06/17/2020	637,921
CAD	300,000	Bell Canada, Inc., MTN	2.700	02/27/2024	230,952
CAD	300,000	Bell Canada, Inc., Series M-26	3.350	03/22/2023	239,914
CAD	600,000	Caisse Centrale Desjardins, MTN	1.748	03/02/2020	463,686
CAD	400,000	Canadian Imperial Bank of Commerce, DPNT	1.850	07/14/2020	309,627
CAD	500,000	Canadian Imperial Bank of Commerce, DPNT	1.900	04/26/2021	385,036
CAD	500,000	Canadian Imperial Bank of Commerce, DPNT	2.040	03/21/2022	384,547
CAD	800,000	Canadian Imperial Bank of Commerce, DPNT	2.300	07/11/2022	620,830
CAD	500,000	Canadian Natural Resources Ltd., MTN	2.890	08/14/2020	393,170
CAD	400,000	Canadian Natural Resources Ltd., MTN	3.310	02/11/2022	317,325
CAD	600,000	HSBC Bank Canada, DPNT	2.938	01/14/2020	475,304
CAD	600,000	HSBC Bank Canada, DPNT	1.816	07/07/2020	462,509

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2017

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Canada (continued)
CAD	400,000	HSBC Bank Canada, DPNT	2.449%	01/29/2021	$313,375
CAD	450,000	HSBC Bank Canada, DPNT	2.908	09/29/2021	357,731
CAD	400,000	National Bank of Canada, DPNT	1.742	03/03/2020	309,348
CAD	600,000	Rogers Communications, Inc.	5.340	03/22/2021	511,059
CAD	500,000	Royal Bank of Canada, DPNT	1.920	07/17/2020	387,778
CAD	700,000	Royal Bank of Canada, DPNT	2.860	03/04/2021	556,264
CAD	750,000	Royal Bank of Canada, DPNT	1.583	09/13/2021	569,450
CAD	900,000	Royal Bank of Canada, DPNT	1.968	03/02/2022	690,761
CAD	700,000	Royal Bank of Canada, DPNT	2.000	03/21/2022	537,687
CAD	500,000	Royal Bank of Canada, DPNT	2.333	12/05/2023	386,033
CAD	450,000	Shaw Communications, Inc.	5.650	10/01/2019	371,924
CAD	600,000	Shaw Communications, Inc.	6.750	11/09/2039	591,943
CAD	300,000	TELUS Corp., MTN	2.350	03/28/2022	231,792
CAD	500,000	TELUS Corp., Series CG	5.050	12/04/2019	412,276
CAD	500,000	TELUS Corp., Series CH	5.050	07/23/2020	417,357
CAD	950,000	Toronto-Dominion Bank (The), DPNT	2.621	12/22/2021	749,764
CAD	700,000	Toronto-Dominion Bank (The), DPNT	1.994	03/23/2022	537,997
CAD	700,000	Toronto-Dominion Bank (The), DPNT	1.909	07/18/2023	528,386
CAD	1,000,000	Toronto-Dominion Bank (The), DPNT	3.226	07/24/2024	809,852

					22,404,629

		Denmark—1.3%
EUR	200,000	AP Moeller—Maersk A/S, EMTN	1.750	03/18/2021	244,887
EUR	300,000	Danske Bank A/S, EMTN	0.750	06/02/2023	356,845
NOK	5,000,000	Nykredit Bank A/S, EMTN	5.000	08/21/2018	629,634
GBP	300,000	Oersted A/S, EMTN	4.875	01/12/2032	495,914
GBP	150,000	Oersted A/S, EMTN	5.750	04/09/2040	287,243

					2,014,523

		Finland—0.3%
EUR	250,000	Fortum OYJ, EMTN	2.250	09/06/2022	313,898
EUR	200,000	OP Corporate Bank PLC, EMTN	0.750	03/03/2022	239,352

					553,250

		France—19.7%
EUR	200,000	Air Liquide Finance SA, EMTN	1.250	06/13/2028	240,512
EUR	200,000	Autoroutes du Sud de la France SA, EMTN	5.625	07/04/2022	292,145
EUR	200,000	Autoroutes du Sud de la France SA, EMTN	1.250	01/18/2027	239,806
EUR	200,000	Banque Federative du Credit Mutuel SA, EMTN	4.000	10/22/2020	260,596
EUR	100,000	Banque Federative du Credit Mutuel SA, EMTN	3.250	08/23/2022	133,674
EUR	300,000	Banque Federative du Credit Mutuel SA, EMTN	3.000	11/28/2023	401,739
EUR	200,000	Banque Federative du Credit Mutuel SA, EMTN	2.625	03/18/2024	262,773
EUR	400,000	Banque Federative du Credit Mutuel SA, EMTN	3.000	05/21/2024	517,474
EUR	500,000	Banque Federative du Credit Mutuel SA, EMTN	1.250	01/14/2025	604,244
EUR	300,000	Banque Federative du Credit Mutuel SA, EMTN	3.000	09/11/2025	389,809
EUR	300,000	Banque Federative du Credit Mutuel SA, EMTN	2.375	03/24/2026	372,611
EUR	350,000	BNP Paribas SA, EMTN	2.250	01/13/2021	437,368
EUR	200,000	BNP Paribas SA, EMTN	2.875	10/24/2022	263,565
EUR	200,000	BNP Paribas SA, EMTN	2.875	09/26/2023	265,830
EUR	350,000	BNP Paribas SA, EMTN	1.125	10/10/2023	419,248
EUR	300,000	BNP Paribas SA, EMTN	2.375	05/20/2024	389,647
EUR	300,000	BNP Paribas SA, EMTN	2.375	02/17/2025	373,944
EUR	300,000	BNP Paribas SA, EMTN	1.625	02/23/2026	372,707
EUR	300,000	BNP Paribas SA, EMTN	1.500	05/25/2028	364,921
EUR	200,000	BPCE SA	4.625	07/18/2023	280,297
GBP	400,000	BPCE SA	5.250	04/16/2029	633,671
EUR	100,000	BPCE SA, EMTN	4.500	02/10/2022	138,477
EUR	200,000	BPCE SA, EMTN	1.000	10/05/2028	230,210
EUR	400,000	Capgemini SE	2.500	07/01/2023	516,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2017

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		France (continued)
EUR	200,000	Cie Financiere et Industrielle des Autoroutes SA	5.000%	05/24/2021	$274,367
EUR	200,000	CNP Assurances	1.875	10/20/2022	244,643
EUR	200,000	Coentreprise de Transport d’electricite SA	1.500	07/29/2028	238,181
EUR	200,000	Coentreprise de Transport d’Electricite SA	2.125	07/29/2032	245,201
EUR	500,000	Credit Agricole SA	2.625	03/17/2027	635,813
EUR	500,000	Credit Agricole SA/London, EMTN	0.750	12/01/2022	596,083
EUR	200,000	Credit Agricole SA/London, EMTN	5.125	04/18/2023	294,846
EUR	500,000	Credit Agricole SA/London, EMTN	3.125	07/17/2023	671,207
EUR	800,000	Credit Agricole SA/London, EMTN	2.375	05/20/2024	1,040,120
EUR	400,000	Credit Agricole SA/London, EMTN	1.000	09/16/2024	478,013
EUR	500,000	Credit Agricole SA/London, EMTN	1.250	04/14/2026	601,554
EUR	200,000	Credit Agricole SA/London, EMTN	1.875	12/20/2026	245,739
EUR	300,000	Danone SA, EMTN	2.250	11/15/2021	379,422
EUR	300,000	Danone SA, EMTN	0.709	11/03/2024	353,171
EUR	400,000	Danone SA, EMTN	1.208	11/03/2028	472,073
EUR	300,000	Electricite de France SA, EMTN	6.250	01/25/2021	420,785
EUR	100,000	Electricite de France SA, EMTN	2.250	04/27/2021	125,788
EUR	300,000	Electricite de France SA, EMTN	3.875	01/18/2022	405,514
EUR	300,000	Electricite de France SA, EMTN	2.750	03/10/2023	393,966
EUR	100,000	Electricite de France SA, EMTN	4.625	09/11/2024	147,539
EUR	800,000	Electricite de France SA, EMTN	1.000	10/13/2026	932,478
EUR	200,000	Electricite de France SA, EMTN	4.125	03/25/2027	295,553
GBP	200,000	Electricite de France SA, EMTN	6.250	05/30/2028	352,896
EUR	200,000	Electricite de France SA, EMTN	4.625	04/26/2030	310,189
GBP	250,000	Electricite de France SA, EMTN	5.875	07/18/2031	438,905
GBP	650,000	Electricite de France SA, EMTN	6.125	06/02/2034	1,171,333
GBP	500,000	Electricite de France SA, EMTN	5.500	03/27/2037	855,088
GBP	700,000	Electricite de France SA, EMTN	5.500	10/17/2041	1,219,375
GBP	550,000	Electricite de France SA, EMTN	5.125	09/22/2050	946,548
EUR	300,000	Engie Alliance GIE, EMTN	5.750	06/24/2023	452,702
EUR	200,000	Engie SA, EMTN	2.375	05/19/2026	262,242
GBP	250,000	Engie SA, EMTN	7.000	10/30/2028	483,218
GBP	450,000	Engie SA, EMTN	5.000	10/01/2060	951,931
EUR	300,000	Holding d’Infrastructures de Transport SAS	4.875	10/27/2021	415,016
EUR	200,000	LVMH Moet Hennessy Louis Vuitton SE, EMTN	0.750	05/26/2024	238,101
EUR	100,000	Orange SA, EMTN	3.000	06/15/2022	131,658
GBP	200,000	Orange SA, EMTN	8.125	11/20/2028	405,672
EUR	400,000	Orange SA, EMTN	8.125	01/28/2033	878,731
GBP	150,000	Orange SA, EMTN	5.625	01/23/2034	266,287
GBP	200,000	Orange SA, EMTN	5.375	11/22/2050	380,480
EUR	200,000	RTE Reseau de Transport d’Electricite SA, EMTN	1.625	11/27/2025	248,771
EUR	200,000	Sanofi, EMTN	1.875	09/04/2020	245,662
EUR	200,000	Sanofi, EMTN	0.500	01/13/2027	228,731
EUR	300,000	Societe Generale SA, EMTN	1.000	04/01/2022	358,121
EUR	200,000	Societe Generale SA, EMTN	4.250	07/13/2022	277,056
EUR	100,000	Societe Generale SA, EMTN	0.750	05/26/2023	118,874
EUR	300,000	Societe Generale SA, EMTN	2.625	02/27/2025	377,996
EUR	200,000	Total Capital Canada Ltd., EMTN	2.125	09/18/2029	259,999
EUR	200,000	Total Capital International SA, EMTN	0.250	07/12/2023	232,967
EUR	400,000	Total Capital International SA, EMTN	0.750	07/12/2028	456,197
GBP	250,000	Veolia Environnement SA, EMTN	6.125	10/29/2037	486,377
EUR	200,000	Vivendi SA	0.750	05/26/2021	237,651

					31,583,008

		Germany—9.6%
GBP	300,000	Allianz Finance II BV, Series 62	4.500	03/13/2043	530,677
EUR	300,000	BASF SE, Series 10Y	2.000	12/05/2022	384,604
EUR	250,000	BMW US Capital LLC, EMTN	1.125	09/18/2021	303,881

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2017

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Germany (continued)
EUR	200,000	BMW US Capital LLC, EMTN	0.625%	04/20/2022	$238,706
EUR	200,000	Commerzbank AG, EMTN	4.000	09/16/2020	259,559
EUR	250,000	Commerzbank AG, EMTN	0.500	09/13/2023	289,029
EUR	100,000	Daimler AG, EMTN	0.875	01/12/2021	119,820
EUR	300,000	Daimler AG, EMTN	1.400	01/12/2024	371,148
EUR	200,000	Daimler AG, EMTN	0.850	02/28/2025	237,522
EUR	250,000	Daimler AG, EMTN	1.500	03/09/2026	308,629
EUR	200,000	Daimler AG, EMTN	1.375	05/11/2028	241,253
EUR	200,000	Daimler AG, EMTN	1.500	07/03/2029	240,853
EUR	200,000	Daimler AG, EMTN	2.125	07/03/2037	242,283
EUR	400,000	Deutsche Bank AG, EMTN	1.250	09/08/2021	480,678
EUR	300,000	Deutsche Bank AG, EMTN	1.500	01/20/2022	363,192
EUR	100,000	Deutsche Bank AG, EMTN	2.375	01/11/2023	126,450
EUR	200,000	Deutsche Bank AG, EMTN	1.125	03/17/2025	233,521
EUR	150,000	Deutsche Telekom International Finance BV, EMTN	2.125	01/18/2021	187,037
EUR	300,000	Deutsche Telekom International Finance BV, EMTN	4.250	07/13/2022	416,620
EUR	300,000	Deutsche Telekom International Finance BV, EMTN	0.625	04/03/2023	356,883
EUR	300,000	Deutsche Telekom International Finance BV, EMTN	0.875	01/30/2024	358,946
EUR	250,000	Deutsche Telekom International Finance BV, EMTN	1.375	01/30/2027	300,370
EUR	300,000	Deutsche Telekom International Finance BV, EMTN	1.500	04/03/2028	361,174
GBP	400,000	E.ON International Finance BV, EMTN	6.375	06/07/2032	747,272
GBP	250,000	E.ON International Finance BV, EMTN	5.875	10/30/2037	469,843
GBP	500,000	E.ON International Finance BV, EMTN	6.750	01/27/2039	1,029,867
EUR	200,000	HeidelbergCement AG, EMTN	1.500	02/07/2025	242,967
EUR	100,000	innogy Finance BV, EMTN	6.500	08/10/2021	145,275
GBP	400,000	innogy Finance BV, EMTN	6.250	06/03/2030	723,170
GBP	300,000	innogy Finance BV, EMTN	4.750	01/31/2034	486,548
GBP	300,000	innogy Finance BV, EMTN	6.125	07/06/2039	582,280
EUR	200,000	Siemens Financieringsmaatschappij NV, EMTN	2.875	03/10/2028	280,895
GBP	300,000	Siemens Financieringsmaatschappij NV, EMTN	3.750	09/10/2042	480,948
EUR	300,000	Volkswagen International Finance NV	1.125	10/02/2023	357,766
EUR	200,000	Volkswagen International Finance NV, EMTN	2.000	03/26/2021	248,128
EUR	200,000	Volkswagen International Finance NV, EMTN	0.875	01/16/2023	238,143
EUR	250,000	Volkswagen International Finance NV, EMTN	1.625	01/16/2030	286,168
EUR	400,000	Volkswagen International Finance NV, Series 10Y	1.875	03/30/2027	482,616
EUR	300,000	Volkswagen Leasing GmbH, EMTN	2.375	09/06/2022	381,257
EUR	400,000	Volkswagen Leasing GmbH, EMTN	2.625	01/15/2024	514,772
EUR	200,000	Vonovia Finance BV, DIP, EMTN	1.250	12/06/2024	241,603
EUR	400,000	Vonovia Finance BV, EMTN	2.250	12/15/2023	514,529

					15,406,882

		Hong Kong—0.5%
EUR	200,000	CK Hutchison Finance 16 II Ltd.	0.875	10/03/2024	232,649
EUR	200,000	CK Hutchison Finance 16 Ltd., Series A	1.250	04/06/2023	240,230
EUR	200,000	Hutchison Whampoa Finance 14 Ltd.	1.375	10/31/2021	243,190

					716,069

		Italy—5.2%
EUR	200,000	Assicurazioni Generali SpA, EMTN	5.125	09/16/2024	302,463
EUR	200,000	Assicurazioni Generali SpA, EMTN	4.125	05/04/2026	270,592
EUR	200,000	Autostrade Per L’italia SpA, EMTN	5.875	06/09/2024	311,186
EUR	350,000	Enel Finance International NV	1.375	06/01/2026	419,149
GBP	400,000	Enel Finance International NV, EMTN	5.625	08/14/2024	644,882
EUR	300,000	Enel Finance International NV, EMTN	1.000	09/16/2024	357,154
EUR	200,000	Enel Finance International NV, EMTN	1.966	01/27/2025	252,056
GBP	150,000	Enel Finance International NV, EMTN	5.750	09/14/2040	271,231
GBP	600,000	Enel SpA, EMTN	5.750	06/22/2037	1,070,656
EUR	150,000	Eni SpA, EMTN	4.000	06/29/2020	193,717

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2017

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Italy (continued)
EUR	100,000	Eni SpA, EMTN	3.250%	07/10/2023	$134,812
EUR	200,000	Eni SpA, EMTN	3.750	09/12/2025	282,934
EUR	250,000	Eni SpA, EMTN	1.500	02/02/2026	301,816
EUR	200,000	Eni SpA, EMTN	3.625	01/29/2029	283,017
EUR	200,000	Ferrovie Dello Stato Italiane SpA, EMTN	1.500	06/27/2025	236,547
EUR	200,000	Intesa Sanpaolo SpA, EMTN	1.125	01/14/2020	238,679
EUR	200,000	Intesa Sanpaolo SpA, EMTN	2.000	06/18/2021	247,377
EUR	200,000	Intesa Sanpaolo SpA, EMTN	1.125	03/04/2022	239,302
EUR	250,000	Intesa Sanpaolo SpA, EMTN	4.000	10/30/2023	346,551
EUR	200,000	Intesa Sanpaolo SpA, EMTN	1.375	01/18/2024	239,510
EUR	200,000	Snam SpA, EMTN	0.875	10/25/2026	229,439
EUR	150,000	Terna Rete Elettrica Nazionale SpA, EMTN	4.750	03/15/2021	202,807
EUR	200,000	Terna Rete Elettrica Nazionale SpA, EMTN	0.875	02/02/2022	240,549
EUR	200,000	Terna Rete Elettrica Nazionale SpA, EMTN	1.375	07/26/2027	237,877
EUR	200,000	UniCredit SpA, EMTN	3.250	01/14/2021	256,360
EUR	200,000	UniCredit SpA, EMTN	2.000	03/04/2023	249,045
EUR	200,000	UniCredit SpA, EMTN	2.125	10/24/2026	247,088

					8,306,796

		Japan—1.1%
JPY	30,000,000	Development Bank of Japan, Inc.	1.050	06/20/2023	278,155
JPY	60,000,000	Development Bank of Japan, Inc.	2.300	03/19/2026	621,874
JPY	100,000,000	Panasonic Corp., Series 12	0.387	03/19/2020	885,919

					1,785,948

		Netherlands—6.1%
EUR	150,000	ABN AMRO Bank NV, EMTN	6.375	04/27/2021	210,629
EUR	200,000	ABN AMRO Bank NV, EMTN	7.125	07/06/2022	301,656
EUR	300,000	ABN AMRO Bank NV, EMTN	2.500	11/29/2023	393,636
EUR	250,000	ABN AMRO Bank NV, EMTN	1.000	04/16/2025	298,854
EUR	200,000	ASML Holding NV	1.375	07/07/2026	243,069
EUR	600,000	Cooperatieve Rabobank UA	3.875	07/25/2023	822,468
EUR	500,000	Cooperatieve Rabobank UA, EMTN	3.750	11/09/2020	646,093
EUR	500,000	Cooperatieve Rabobank UA, EMTN	4.125	01/12/2021	660,359
EUR	300,000	Cooperatieve Rabobank UA, EMTN	4.000	01/11/2022	407,031
EUR	400,000	Cooperatieve Rabobank UA, EMTN	4.125	09/14/2022	546,044
EUR	700,000	Cooperatieve Rabobank UA, EMTN	1.375	02/03/2027	848,493
GBP	350,000	Cooperatieve Rabobank UA, EMTN	5.250	09/14/2027	560,381
GBP	400,000	Cooperatieve Rabobank UA, EMTN	4.625	05/23/2029	616,476
EUR	450,000	ING Bank NV, EMTN	4.500	02/21/2022	622,006
EUR	300,000	ING Groep NV, EMTN	0.750	03/09/2022	355,617
GBP	300,000	Koninklijke KPN NV, EMTN	5.750	09/17/2029	508,019
EUR	100,000	Shell International Finance BV, EMTN	1.000	04/06/2022	121,749
EUR	150,000	Shell International Finance BV, EMTN	0.375	02/15/2025	173,505
EUR	200,000	Shell International Finance BV, EMTN	1.875	09/15/2025	256,770
EUR	250,000	Shell International Finance BV, EMTN	2.500	03/24/2026	335,439
EUR	350,000	Shell International Finance BV, EMTN	1.625	01/20/2027	438,853
EUR	350,000	Shell International Finance BV, EMTN	0.750	08/15/2028	398,126

					9,765,273

		Norway—1.3%
EUR	250,000	DNB Bank ASA, EMTN	4.375	02/24/2021	333,837
EUR	250,000	DNB Bank ASA, EMTN	4.250	01/18/2022	342,711
EUR	250,000	Statoil ASA, EMTN	5.625	03/11/2021	346,795
EUR	250,000	Statoil ASA, EMTN	1.250	02/17/2027	299,553
GBP	200,000	Statoil ASA, EMTN	6.875	03/11/2031	396,032
EUR	200,000	Statoil ASA, EMTN	1.625	02/17/2035	234,348
SEK	1,000,000	Telenor ASA, EMTN	2.375	03/19/2019	123,505

					2,076,781

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2017

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Portugal—0.3%
EUR	200,000	EDP Finance BV, EMTN	2.625%	01/18/2022	$256,646
EUR	200,000	EDP Finance BV, EMTN	1.125	02/12/2024	238,283

					494,929

		Spain—4.8%
EUR	200,000	Abertis Infraestructuras SA	1.375	05/20/2026	234,384
EUR	300,000	Banco Bilbao Vizcaya Argentaria SA, GMTN	0.625	01/17/2022	353,605
EUR	200,000	Banco Bilbao Vizcaya Argentaria SA, GMTN	3.500	02/10/2027	262,830
EUR	200,000	CaixaBank SA, EMTN	1.125	05/17/2024	234,704
EUR	200,000	Gas Natural Fenosa Finance BV, EMTN	1.375	01/19/2027	236,331
GBP	200,000	Iberdrola Finanzas SA, EMTN	7.375	01/29/2024	348,278
EUR	200,000	Iberdrola Finanzas SA, EMTN	1.000	03/07/2025	236,653
EUR	200,000	Iberdrola International BV, EMTN	1.125	04/21/2026	236,388
EUR	200,000	Mapfre SA	1.625	05/19/2026	239,789
EUR	200,000	Repsol International Finance BV, EMTN	2.625	05/28/2020	249,005
EUR	200,000	Repsol International Finance BV, EMTN	3.625	10/07/2021	264,885
EUR	200,000	Santander Consumer Finance SA	0.875	01/24/2022	237,054
EUR	100,000	Santander Consumer Finance SA, EMTN	0.900	02/18/2020	118,850
EUR	200,000	Santander Consumer Finance SA, EMTN	1.500	11/12/2020	242,607
EUR	400,000	Santander International Debt SA, EMTN	1.375	12/14/2022	489,881
EUR	200,000	Santander Issuances SAU, DIP, EMTN	3.250	04/04/2026	258,484
EUR	200,000	Santander Issuances SAU, EMTN	2.500	03/18/2025	246,345
EUR	200,000	Santander Issuances SAU, EMTN	3.125	01/19/2027	256,106
EUR	200,000	Telefonica Emisiones SAU, EMTN	1.477	09/14/2021	245,528
EUR	200,000	Telefonica Emisiones SAU, EMTN	0.750	04/13/2022	238,146
EUR	300,000	Telefonica Emisiones SAU, EMTN	2.242	05/27/2022	381,130
GBP	200,000	Telefonica Emisiones SAU, EMTN	5.289	12/09/2022	309,701
EUR	400,000	Telefonica Emisiones SAU, EMTN	3.987	01/23/2023	550,809
EUR	500,000	Telefonica Emisiones SAU, EMTN	1.528	01/17/2025	609,135
GBP	200,000	Telefonica Emisiones SAU, EMTN	5.375	02/02/2026	318,513
EUR	200,000	Telefonica Emisiones SAU, EMTN	1.460	04/13/2026	239,107

					7,638,248

		Sweden—2.4%
EUR	200,000	Nordea Bank AB, EMTN	4.500	03/26/2020	258,103
EUR	100,000	Nordea Bank AB, EMTN	2.000	02/17/2021	124,444
EUR	200,000	Nordea Bank AB, EMTN	3.250	07/05/2022	267,009
EUR	200,000	Nordea Bank AB, EMTN	1.000	02/22/2023	241,785
EUR	200,000	Nordea Bank AB, EMTN	1.125	02/12/2025	242,390
SEK	1,000,000	SBAB Bank AB, EMTN	3.000	10/11/2018	123,087
EUR	200,000	Skandinaviska Enskilda Banken AB, EMTN	2.000	02/19/2021	248,712
EUR	200,000	Skandinaviska Enskilda Banken AB, EMTN	0.750	08/24/2021	239,336
EUR	400,000	Svenska Handelsbanken AB, EMTN	4.375	10/20/2021	547,105
EUR	200,000	Svenska Handelsbanken AB, EMTN	2.625	08/23/2022	260,218
SEK	2,000,000	Telia Co. AB, EMTN	3.625	11/08/2023	269,274
EUR	150,000	Vattenfall AB, EMTN	6.250	03/17/2021	211,379
GBP	400,000	Vattenfall AB, EMTN	6.875	04/15/2039	842,781

					3,875,623

		Switzerland—2.7%
EUR	200,000	Credit Suisse AG/London, EMTN	1.125	09/15/2020	240,739
EUR	250,000	Credit Suisse AG/London, EMTN	1.375	01/31/2022	305,774
EUR	200,000	Credit Suisse AG/London, EMTN	1.000	06/07/2023	239,950
EUR	250,000	Credit Suisse AG/London, EMTN	1.500	04/10/2026	307,287
GBP	200,000	Credit Suisse Group Funding Guernsey Ltd.	3.000	05/27/2022	279,588
GBP	150,000	Credit Suisse Group Funding Guernsey Ltd.	2.750	08/08/2025	204,677
EUR	450,000	Credit Suisse Group Funding Guernsey Ltd., EMTN	1.250	04/14/2022	542,288
CHF	250,000	Credit Suisse Group Funding Guernsey Ltd., EMTN	1.000	04/14/2023	260,068
EUR	300,000	Holcim Finance Luxembourg SA, EMTN	1.375	05/26/2023	366,542

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2017

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Switzerland (continued)
EUR	100,000	Holcim Finance Luxembourg SA, EMTN	2.250%	05/26/2028	$126,033
EUR	250,000	Novartis Finance SA	0.125	09/20/2023	289,530
EUR	200,000	Roche Finance Europe BV, EMTN	0.875	02/25/2025	240,522
EUR	300,000	UBS AG/London, EMTN	1.250	09/03/2021	364,998
EUR	200,000	UBS Group Funding Switzerland AG	1.750	11/16/2022	247,877
EUR	300,000	UBS Group Funding Switzerland AG	1.500	11/30/2024	365,352

					4,381,225

		United Kingdom—24.0%
GBP	200,000	ABP Finance PLC, EMTN	6.250	12/14/2026	338,175
GBP	300,000	Annington Funding PLC, EMTN	2.646	07/12/2025	402,361
GBP	250,000	Annington Funding PLC, EMTN	3.184	07/12/2029	337,017
GBP	200,000	Annington Funding PLC, EMTN	3.685	07/12/2034	275,122
EUR	300,000	Barclays Bank PLC, EMTN	6.000	01/14/2021	407,746
GBP	700,000	Barclays Bank PLC, EMTN	10.000	05/21/2021	1,176,822
EUR	200,000	Barclays Bank PLC, EMTN	6.625	03/30/2022	289,304
EUR	313,000	Barclays PLC, EMTN	1.875	03/23/2021	383,151
EUR	200,000	Barclays PLC, EMTN	1.875	12/08/2023	245,719
GBP	300,000	Barclays PLC, EMTN	3.125	01/17/2024	414,388
GBP	500,000	Barclays PLC, EMTN	3.250	02/12/2027	688,973
GBP	250,000	BAT International Finance PLC, EMTN	7.250	03/12/2024	430,989
GBP	150,000	BAT International Finance PLC, EMTN	4.000	09/04/2026	222,925
EUR	200,000	BAT International Finance PLC, EMTN	2.250	01/16/2030	246,181
GBP	200,000	BAT International Finance PLC, EMTN	6.000	11/24/2034	365,929
GBP	300,000	BAT International Finance PLC, EMTN	2.250	09/09/2052	321,797
GBP	350,000	BG Energy Capital PLC, EMTN	5.125	12/01/2025	572,965
GBP	350,000	BG Energy Capital PLC, EMTN	5.000	11/04/2036	618,575
EUR	100,000	BP Capital Markets PLC, EMTN	2.177	09/28/2021	126,436
EUR	100,000	BP Capital Markets PLC, EMTN	1.373	03/03/2022	123,024
EUR	200,000	BP Capital Markets PLC, EMTN	1.526	09/26/2022	248,074
EUR	200,000	BP Capital Markets PLC, EMTN	1.109	02/16/2023	242,696
GBP	500,000	BP Capital Markets PLC, EMTN	1.177	08/12/2023	644,767
EUR	300,000	BP Capital Markets PLC, EMTN	1.573	02/16/2027	366,216
GBP	250,000	British Telecommunications PLC	5.750	12/07/2028	427,852
EUR	100,000	British Telecommunications PLC, EMTN	0.625	03/10/2021	118,465
EUR	200,000	British Telecommunications PLC, EMTN	1.125	03/10/2023	240,780
EUR	200,000	British Telecommunications PLC, EMTN	1.750	03/10/2026	243,338
EUR	200,000	British Telecommunications PLC, EMTN	1.500	06/23/2027	235,247
GBP	200,000	British Telecommunications PLC, EMTN	6.375	06/23/2037	389,036
GBP	250,000	BUPA Finance PLC	5.000	04/25/2023	373,722
GBP	400,000	Cadent Finance PLC, EMTN	2.125	09/22/2028	513,926
GBP	300,000	Cadent Finance PLC, EMTN	2.625	09/22/2038	377,116
GBP	300,000	Cadent Finance PLC, EMTN	2.750	09/22/2046	378,021
GBP	150,000	Centrica PLC, EMTN	4.375	03/13/2029	229,867
GBP	450,000	Centrica PLC, EMTN	7.000	09/19/2033	890,142
GBP	150,000	Centrica PLC, EMTN	4.250	09/12/2044	231,246
GBP	250,000	Friends Life Holdings PLC	8.250	04/21/2022	422,171
EUR	200,000	GlaxoSmithKline Capital PLC, EMTN	1.375	12/02/2024	245,941
GBP	200,000	GlaxoSmithKline Capital PLC, EMTN	3.375	12/20/2027	294,455
GBP	250,000	GlaxoSmithKline Capital PLC, EMTN	5.250	12/19/2033	452,406
GBP	500,000	GlaxoSmithKline Capital PLC, EMTN	6.375	03/09/2039	1,047,215
GBP	350,000	GlaxoSmithKline Capital PLC, EMTN	5.250	04/10/2042	666,481
GBP	250,000	GlaxoSmithKline Capital PLC, EMTN	4.250	12/18/2045	424,864
GBP	300,000	Heathrow Funding Ltd., EMTN	7.125	02/14/2024	505,042
GBP	200,000	HSBC Bank PLC, EMTN	5.375	08/22/2033	345,673
GBP	300,000	HSBC Bank PLC, EMTN	4.750	03/24/2046	513,724
CAD	400,000	HSBC Holdings PLC	3.196	12/05/2023	316,134
EUR	200,000	HSBC Holdings PLC	0.875	09/06/2024	234,373

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2017

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		United Kingdom (continued)
GBP	400,000	HSBC Holdings PLC	2.625%	08/16/2028	$538,202
GBP	300,000	HSBC Holdings PLC	6.750	09/11/2028	530,424
EUR	300,000	HSBC Holdings PLC, EMTN	1.500	03/15/2022	367,370
GBP	300,000	HSBC Holdings PLC, EMTN	6.500	05/20/2024	506,739
EUR	200,000	HSBC Holdings PLC, EMTN	3.000	06/30/2025	261,839
EUR	200,000	HSBC Holdings PLC, EMTN	2.500	03/15/2027	262,133
EUR	700,000	HSBC Holdings PLC, EMTN	3.125	06/07/2028	920,019
GBP	200,000	HSBC Holdings PLC, EMTN	7.000	04/07/2038	395,612
GBP	400,000	HSBC Holdings PLC, EMTN	6.000	03/29/2040	724,024
GBP	200,000	Imperial Brands Finance PLC, EMTN	8.125	03/15/2024	356,166
GBP	250,000	Imperial Brands Finance PLC, EMTN	5.500	09/28/2026	407,621
GBP	250,000	Investec Bank PLC, EMTN	9.625	02/17/2022	418,008
EUR	200,000	Lloyds Bank PLC, EMTN	6.500	03/24/2020	268,349
GBP	300,000	Lloyds Bank PLC, EMTN	7.500	04/15/2024	533,985
GBP	400,000	Lloyds Bank PLC, EMTN	7.625	04/22/2025	711,115
GBP	300,000	Lloyds Bank PLC, EMTN	6.500	09/17/2040	641,979
GBP	250,000	Motability Operations Group PLC, EMTN	3.625	03/10/2036	376,865
EUR	200,000	Nationwide Building Society, EMTN	1.125	06/03/2022	241,603
EUR	300,000	Nationwide Building Society, EMTN	1.250	03/03/2025	358,737
GBP	250,000	Nationwide Building Society, EMTN	3.000	05/06/2026	354,358
GBP	200,000	Nationwide Building Society, EMTN	3.250	01/20/2028	286,710
GBP	250,000	Rio Tinto Finance PLC, EMTN	4.000	12/11/2029	386,032
EUR	200,000	Royal Bank of Scotland PLC (The), EMTN	5.500	03/23/2020	263,682
EUR	250,000	Santander UK Group Holdings PLC	1.125	09/08/2023	296,025
GBP	150,000	Santander UK Group Holdings PLC, EMTN	3.625	01/14/2026	215,165
GBP	300,000	Scottish Widows Ltd.	5.500	06/16/2023	449,365
GBP	250,000	Scottish Widows Ltd.	7.000	06/16/2043	436,335
GBP	300,000	Severn Trent Utilities Finance PLC, EMTN	3.625	01/16/2026	440,049
EUR	300,000	Sky PLC, EMTN	1.500	09/15/2021	365,752
EUR	200,000	Sky PLC, EMTN	2.500	09/15/2026	254,137
GBP	200,000	Society of Lloyd’s	4.750	10/30/2024	296,680
GBP	200,000	SSE PLC, EMTN	8.375	11/20/2028	414,575
EUR	300,000	Standard Chartered PLC, EMTN	1.625	06/13/2021	366,483
GBP	250,000	Standard Chartered PLC, EMTN	5.125	06/06/2034	368,363
GBP	300,000	Standard Chartered PLC, EMTN	4.375	01/18/2038	452,370
GBP	200,000	Thames Water Utilities Cayman Finance Ltd., EMTN	4.000	06/19/2025	298,530
GBP	200,000	Thames Water Utilities Cayman Finance Ltd., EMTN	5.500	02/11/2041	368,757
GBP	250,000	Thames Water Utilities Finance Ltd., EMTN	5.125	09/28/2037	434,842
GBP	300,000	THFC Funding No. 3 PLC, EMTN	5.200	10/11/2043	543,490
EUR	300,000	Vodafone Group PLC, EMTN	1.750	08/25/2023	373,224
EUR	400,000	Vodafone Group PLC, EMTN	2.200	08/25/2026	508,183
EUR	400,000	Vodafone Group PLC, EMTN	1.600	07/29/2031	451,076
GBP	500,000	Vodafone Group PLC, EMTN	3.375	08/08/2049	612,242
GBP	300,000	Vodafone Group PLC, EMTN	3.000	08/12/2056	340,113
GBP	200,000	Wellcome Trust Finance PLC	4.625	07/25/2036	364,093

					38,368,010

		Total Corporate Bonds (Cost $156,647,708)			157,754,727

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

103

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2017

Number of Shares		Value
	Money Market Fund—0.2%
250,808	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(b) (Cost $250,808)	$250,808

	Total Investments in Securities (Cost $156,898,516)—98.8%	158,005,535
	Other assets less liabilities—1.2%	1,957,428

	Net Assets—100.0%	$159,962,963

Investment Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

DIP—Debtor-In-Possession

DPNT—Deposit Note

EUR—Euro

EMTN—Euro Medium-Term Note

GBP—British Pound

GMTN—Global Medium-Term Note

JPY—Japanese Yen

MTN—Medium-Term Note

NOK—Norwegian Krone

SEK—Swedish Krona

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount denominated in currency indicated.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

Schedule of Investments

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—97.9%
	Advertising—0.5%
$100,000	WPP Finance 2010 (United Kingdom)	4.750%	11/21/2021	$107,872

	Aerospace/Defense—0.4%
100,000	Lockheed Martin Corp.	2.500	11/23/2020	101,346

	Agriculture—1.1%
100,000	Altria Group, Inc.	2.625	01/14/2020	101,370
50,000	Philip Morris International, Inc.	4.500	03/26/2020	52,860
100,000	Reynolds American, Inc. (United Kingdom)	4.000	06/12/2022	105,492

				259,722

	Auto Manufacturers—3.7%
100,000	American Honda Finance Corp., MTN	1.550	12/11/2017	100,013
100,000	American Honda Finance Corp., MTN	1.600	07/13/2018	100,059
100,000	General Motors Financial Co., Inc.	2.400	04/10/2018	100,236
100,000	General Motors Financial Co., Inc.	3.500	07/10/2019	102,237
100,000	General Motors Financial Co., Inc.	3.200	07/13/2020	102,313
100,000	General Motors Financial Co., Inc.	4.375	09/25/2021	106,281
150,000	Toyota Motor Credit Corp., MTN	2.750	05/17/2021	152,485
100,000	Toyota Motor Credit Corp., MTN	3.300	01/12/2022	104,024

				867,648

	Banks—32.4%
100,000	Bank of America Corp.	6.875	11/15/2018	105,087
100,000	Bank of America Corp., GMTN	5.650	05/01/2018	101,938
100,000	Bank of America Corp., GMTN	2.625	04/19/2021	100,580
100,000	Bank of America Corp., Series L, GMTN	2.600	01/15/2019	100,689
100,000	Bank of America Corp., MTN	6.875	04/25/2018	102,443
100,000	Bank of America Corp., MTN	5.625	07/01/2020	108,556
100,000	Bank of America Corp., MTN	2.625	10/19/2020	100,945
100,000	Bank of America Corp., MTN	5.000	05/13/2021	108,671
100,000	Bank of America Corp., Series L, MTN	1.950	05/12/2018	100,129
100,000	Bank of America Corp., Series L, MTN	2.250	04/21/2020	100,131
200,000	Bank of Montreal, MTN (Canada)	1.450	04/09/2018	199,963
100,000	Bank of New York Mellon Corp. (The), Series G	2.200	05/15/2019	100,505
100,000	Bank of Nova Scotia (The) (Canada)	1.700	06/11/2018	100,050
100,000	Barclays Bank PLC, BKNT (United Kingdom)	5.125	01/08/2020	106,077
200,000	Barclays PLC (United Kingdom)	2.750	11/08/2019	202,060
100,000	BB&T Corp., MTN	2.625	06/29/2020	101,598
100,000	BNP Paribas SA, BKNT, GMTN (France)	5.000	01/15/2021	108,305
98,000	BNP Paribas SA, MTN (France)	2.450	03/17/2019	98,947
100,000	Canadian Imperial Bank of Commerce (Canada)	2.550	06/16/2022	100,113
120,000	Capital One Financial Corp.	2.450	04/24/2019	120,695
100,000	Citigroup, Inc.	1.750	05/01/2018	99,994
100,000	Citigroup, Inc.	2.500	09/26/2018	100,572
100,000	Citigroup, Inc.	2.550	04/08/2019	100,895
120,000	Citigroup, Inc.	8.500	05/22/2019	131,721
100,000	Citigroup, Inc.	2.500	07/29/2019	100,703
61,000	Citigroup, Inc.	5.375	08/09/2020	66,148
100,000	Citigroup, Inc.	2.650	10/26/2020	100,926
100,000	Citigroup, Inc.	2.700	03/30/2021	100,925
100,000	Credit Suisse AG (Switzerland)	6.000	02/15/2018	101,194
100,000	Fifth Third Bancorp	2.875	07/27/2020	101,892
100,000	Fifth Third Bancorp	3.500	03/15/2022	103,735
100,000	Goldman Sachs Group, Inc. (The)	6.150	04/01/2018	101,804
100,000	Goldman Sachs Group, Inc. (The)	2.900	07/19/2018	100,797
100,000	Goldman Sachs Group, Inc. (The)	2.625	01/31/2019	100,791
100,000	Goldman Sachs Group, Inc. (The)	2.750	09/15/2020	101,144
100,000	Goldman Sachs Group, Inc. (The)	2.875	02/25/2021	101,367

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

105

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Banks (continued)
$100,000	Goldman Sachs Group, Inc. (The)	2.625%	04/25/2021	$100,446
100,000	Goldman Sachs Group, Inc. (The)	5.250	07/27/2021	109,610
100,000	Goldman Sachs Group, Inc. (The)	5.750	01/24/2022	112,013
100,000	Goldman Sachs Group, Inc. (The), GMTN	5.375	03/15/2020	107,093
100,000	Goldman Sachs Group, Inc. (The), Series D, MTN	6.000	06/15/2020	109,416
400,000	HSBC Holdings PLC (United Kingdom)	2.650	01/05/2022	400,862
100,000	HSBC USA, Inc.	2.250	06/23/2019	100,466
100,000	Huntington Bancshares, Inc.	2.300	01/14/2022	98,844
120,000	JPMorgan Chase & Co.	6.300	04/23/2019	127,473
100,000	JPMorgan Chase & Co.	4.400	07/22/2020	105,926
100,000	JPMorgan Chase & Co.	4.250	10/15/2020	105,732
100,000	JPMorgan Chase & Co.	4.350	08/15/2021	106,933
100,000	JPMorgan Chase & Co.	4.500	01/24/2022	108,017
100,000	JPMorgan Chase & Co.	3.250	09/23/2022	102,902
100,000	KeyCorp, MTN	2.900	09/15/2020	101,978
100,000	Morgan Stanley	2.650	01/27/2020	100,957
100,000	Morgan Stanley	2.800	06/16/2020	101,524
100,000	Morgan Stanley	5.750	01/25/2021	110,402
50,000	Morgan Stanley, GMTN	6.625	04/01/2018	50,998
100,000	Morgan Stanley, GMTN	5.500	01/26/2020	107,213
100,000	Morgan Stanley, GMTN	5.500	07/28/2021	110,580
100,000	Morgan Stanley, MTN	2.625	11/17/2021	100,202
100,000	Northern Trust Corp.	3.375	08/23/2021	104,166
100,000	Royal Bank of Canada, GMTN (Canada)	1.800	07/30/2018	100,128
100,000	State Street Corp.	4.375	03/07/2021	107,028
100,000	Toronto-Dominion Bank (The), BKNT, GMTN (Canada)	2.125	07/02/2019	100,492
100,000	Toronto-Dominion Bank (The), GMTN (Canada)	1.750	07/23/2018	100,097
100,000	US Bancorp, MTN	3.000	03/15/2022	102,846
200,000	Wachovia Corp., MTN	5.750	02/01/2018	202,048
100,000	Wells Fargo & Co.	2.100	07/26/2021	98,870
200,000	Wells Fargo & Co., GMTN	1.500	01/16/2018	200,016
100,000	Wells Fargo & Co., GMTN	3.500	03/08/2022	103,941

				7,681,309

	Beverages—2.7%
100,000	Anheuser-Busch InBev Finance, Inc. (Belgium)	2.650	02/01/2021	101,353
120,000	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	7.750	01/15/2019	128,265
100,000	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	6.875	11/15/2019	109,742
100,000	Coca-Cola Co. (The)	1.875	10/27/2020	99,937
100,000	Coca-Cola European Partners US LLC (United Kingdom)	3.500	09/15/2020	103,736
100,000	PepsiCo, Inc.	3.000	08/25/2021	103,319

				646,352

	Biotechnology—1.3%
100,000	Amgen, Inc.	5.700	02/01/2019	104,642
100,000	Amgen, Inc.	1.850	08/19/2021	98,079
100,000	Gilead Sciences, Inc.	2.550	09/01/2020	101,429

				304,150

	Chemicals—1.7%
100,000	E.I. du Pont de Nemours & Co.	5.750	03/15/2019	105,011
100,000	Monsanto Co.	2.125	07/15/2019	100,122
100,000	Praxair, Inc.	2.200	08/15/2022	99,553
100,000	Sherwin-Williams Co. (The)	1.350	12/15/2017	99,994

				404,680

	Computers—1.3%
100,000	Apple, Inc.	2.100	05/06/2019	100,681
100,000	International Business Machines Corp.	7.625	10/15/2018	105,710

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Computers (continued)
$100,000	International Business Machines Corp.	8.375%	11/01/2019	$112,753

				319,144

	Cosmetics/Personal Care—0.4%
100,000	Procter & Gamble Co. (The)	1.900	11/01/2019	100,385

	Diversified Financial Services—3.7%
100,000	Air Lease Corp.	3.750	02/01/2022	104,554
100,000	American Express Co.	8.125	05/20/2019	109,379
100,000	American Express Credit Corp., GMTN	2.250	08/15/2019	100,591
100,000	American Express Credit Corp., MTN	1.800	07/31/2018	100,081
100,000	American Express Credit Corp., MTN	2.250	05/05/2021	100,132
100,000	International Lease Finance Corp.	4.625	04/15/2021	106,312
100,000	Jefferies Group LLC	5.125	04/13/2018	101,553
60,000	Jefferies Group LLC	8.500	07/15/2019	65,937
100,000	Synchrony Financial	2.700	02/03/2020	100,893

				889,432

	Electric—2.4%
120,000	Entergy Texas, Inc.	7.125	02/01/2019	127,177
100,000	Exelon Generation Co. LLC	5.200	10/01/2019	105,751
100,000	Oncor Electric Delivery Co. LLC	7.000	09/01/2022	119,677
100,000	Southern Co. (The)	2.350	07/01/2021	99,564
100,000	Xcel Energy, Inc.	4.700	05/15/2020	105,361

				557,530

	Electrical Components & Equipment—0.7%
100,000	Emerson Electric Co.	4.875	10/15/2019	105,486
50,000	Emerson Electric Co.	2.625	12/01/2021	50,863

				156,349

	Electronics—0.5%
100,000	Honeywell International, Inc.	4.250	03/01/2021	106,737

	Environmental Control—0.4%
100,000	Republic Services, Inc.	3.800	05/15/2018	101,143

	Food—1.3%
100,000	General Mills, Inc.	2.200	10/21/2019	100,453
100,000	Kraft Heinz Foods Co.	6.125	08/23/2018	103,485
100,000	Kroger Co. (The)	3.300	01/15/2021	102,604

				306,542

	Healthcare-Products—2.6%
100,000	Abbott Laboratories	2.000	03/15/2020	99,758
100,000	Abbott Laboratories	2.900	11/30/2021	101,657
99,000	Danaher Corp.	2.400	09/15/2020	100,235
100,000	Life Technologies Corp.	6.000	03/01/2020	108,555
100,000	Medtronic, Inc.	2.500	03/15/2020	101,410
100,000	Stryker Corp.	1.300	04/01/2018	99,887

				611,502

	Healthcare-Services—1.5%
100,000	Aetna, Inc.	1.700	06/07/2018	99,991
50,000	Anthem, Inc.	1.875	01/15/2018	50,044
100,000	HCA, Inc.	3.750	03/15/2019	101,750
100,000	UnitedHealth Group, Inc.	6.000	02/15/2018	101,261

				353,046

	Household Products/Wares—0.4%
100,000	Kimberly-Clark Corp.	7.500	11/01/2018	105,679

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

107

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Insurance—1.8%
$100,000	American International Group, Inc.	6.400%	12/15/2020	$112,350
100,000	Berkshire Hathaway Finance Corp.	4.250	01/15/2021	106,698
100,000	Berkshire Hathaway, Inc.	3.400	01/31/2022	105,242
100,000	MetLife, Inc.	4.750	02/08/2021	107,860

				432,150

	Internet—0.9%
100,000	eBay, Inc.	2.200	08/01/2019	100,406
100,000	eBay, Inc.	3.800	03/09/2022	104,776

				205,182

	Investment Companies—0.4%
100,000	Ares Capital Corp.	4.875	11/30/2018	102,862

	Machinery-Construction & Mining—0.9%
100,000	Caterpillar Financial Services Corp., MTN	7.150	02/15/2019	106,759
100,000	Caterpillar Financial Services Corp., MTN	2.000	03/05/2020	100,089

				206,848

	Machinery-Diversified—0.4%
100,000	John Deere Capital Corp., MTN	2.750	03/15/2022	101,688

	Media—2.4%
100,000	CBS Corp.	5.750	04/15/2020	108,573
100,000	Comcast Corp.	5.700	07/01/2019	106,142
100,000	NBCUniversal Media LLC	5.150	04/30/2020	107,733
100,000	Scripps Networks Interactive, Inc.	2.800	06/15/2020	100,894
50,000	Time Warner Cable LLC	8.250	04/01/2019	54,158
100,000	Walt Disney Co. (The), GMTN	1.850	05/30/2019	100,141

				577,641

	Metal Fabricate/Hardware—0.6%
150,000	Precision Castparts Corp.	1.250	01/15/2018	149,953

	Mining—0.4%
100,000	Newmont Mining Corp.	3.500	03/15/2022	103,333

	Miscellaneous Manufacturing—1.3%
100,000	General Electric Co., GMTN	5.625	05/01/2018	102,004
100,000	General Electric Co., GMTN	6.000	08/07/2019	107,268
100,000	General Electric Co., GMTN	5.500	01/08/2020	107,514

				316,786

	Office/Business Equipment—0.6%
100,000	Pitney Bowes, Inc.	3.625	10/01/2021	97,538
42,000	Xerox Corp.	6.350	05/15/2018	42,974

				140,512

	Oil & Gas—6.0%
100,000	BP Capital Markets PLC (United Kingdom)	4.742	03/11/2021	108,294
100,000	BP Capital Markets PLC (United Kingdom)	3.561	11/01/2021	104,873
100,000	BP Capital Markets PLC (United Kingdom)	3.062	03/17/2022	102,645
100,000	Canadian Natural Resources Ltd. (Canada)	1.750	01/15/2018	100,020
100,000	Chevron Corp.	1.718	06/24/2018	100,064
47,000	Chevron Corp.	2.427	06/24/2020	47,652
100,000	EOG Resources, Inc.	2.450	04/01/2020	100,757
150,000	Exxon Mobil Corp.	1.819	03/15/2019	150,400
100,000	Marathon Petroleum Corp.	5.125	03/01/2021	108,196
100,000	Nabors Industries, Inc.	4.625	09/15/2021	97,080
100,000	Noble Energy, Inc.	4.150	12/15/2021	105,586
100,000	Petro-Canada (Canada)	6.050	05/15/2018	102,317

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

108

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Oil & Gas (continued)
$100,000	Shell International Finance BV (Netherlands)	1.900%	08/10/2018	$100,282
100,000	Shell International Finance BV (Netherlands)	1.875	05/10/2021	99,285

				1,427,451

	Pharmaceuticals—4.3%
100,000	AbbVie, Inc.	1.800	05/14/2018	100,075
100,000	AbbVie, Inc.	2.300	05/14/2021	99,939
100,000	Allergan Funding SCS	3.450	03/15/2022	102,785
100,000	AstraZeneca PLC (United Kingdom)	2.375	11/16/2020	100,535
100,000	Cardinal Health, Inc.	1.950	06/15/2018	100,100
100,000	Johnson & Johnson	5.150	07/15/2018	102,705
100,000	Johnson & Johnson	1.875	12/05/2019	100,353
100,000	Novartis Securities Investment Ltd. (Switzerland)	5.125	02/10/2019	104,191
100,000	Sanofi (France)	4.000	03/29/2021	105,851
100,000	Shire Acquisitions Investments Ireland DAC	2.400	09/23/2021	99,421

				1,015,955

	Pipelines—2.6%
100,000	Enbridge Energy Partners LP	4.375	10/15/2020	105,118
100,000	Energy Transfer Partners LP	4.650	06/01/2021	106,393
100,000	Enterprise Products Operating LLC	5.200	09/01/2020	108,173
100,000	Kinder Morgan Energy Partners LP	5.950	02/15/2018	101,141
100,000	Kinder Morgan, Inc.	3.050	12/01/2019	101,851
100,000	Williams Partners LP	3.350	08/15/2022	102,303

				624,979

	REITs—2.4%
100,000	American Tower Corp.	3.400	02/15/2019	101,720
100,000	American Tower Corp.	3.450	09/15/2021	103,022
50,000	Boston Properties LP	5.875	10/15/2019	53,281
100,000	Crown Castle International Corp.	4.875	04/15/2022	108,468
100,000	Simon Property Group LP	2.625	06/15/2022	100,492
100,000	Welltower, Inc.	4.125	04/01/2019	102,613

				569,596

	Retail—3.4%
200,000	AutoZone, Inc.	4.000	11/15/2020	209,102
100,000	CVS Health Corp.	2.250	12/05/2018	100,329
100,000	Home Depot, Inc. (The)	4.400	04/01/2021	107,535
100,000	Lowe’s Cos., Inc.	3.750	04/15/2021	105,017
100,000	McDonald’s Corp., MTN	2.750	12/09/2020	102,069
85,000	Target Corp.	3.875	07/15/2020	89,353
100,000	Wal-Mart Stores, Inc.	1.125	04/11/2018	99,883

				813,288

	Semiconductors—1.3%
100,000	Intel Corp.	1.350	12/15/2017	100,003
100,000	Intel Corp.	2.450	07/29/2020	101,504
100,000	KLA-Tencor Corp.	4.125	11/01/2021	105,233

				306,740

	Software—2.8%
100,000	Fidelity National Information Services, Inc.	3.625	10/15/2020	103,764
100,000	Microsoft Corp.	3.000	10/01/2020	103,238
100,000	Microsoft Corp.	2.000	11/03/2020	100,246
100,000	Oracle Corp.	5.000	07/08/2019	105,415
100,000	Oracle Corp.	1.900	09/15/2021	99,012
150,000	Oracle Corp.	2.500	05/15/2022	151,225

				662,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

109

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Telecommunications—5.5%
$100,000	AT&T, Inc.	5.500%	02/01/2018	$100,954
100,000	AT&T, Inc.	2.375	11/27/2018	100,567
130,000	AT&T, Inc.	5.800	02/15/2019	136,306
100,000	AT&T, Inc.	3.875	08/15/2021	105,391
100,000	AT&T, Inc.	3.000	02/15/2022	101,257
100,000	Cisco Systems, Inc.	4.950	02/15/2019	104,106
100,000	Cisco Systems, Inc.	4.450	01/15/2020	105,550
100,000	Cisco Systems, Inc.	2.200	02/28/2021	100,316
100,000	Qwest Corp.	6.750	12/01/2021	110,990
25,000	Rogers Communications, Inc. (Canada)	6.800	08/15/2018	25,980
100,000	Telefonica Emisiones SAU (Spain)	5.877	07/15/2019	106,232
100,000	Verizon Communications, Inc.	3.000	11/01/2021	102,104
100,000	Verizon Communications, Inc.	3.125	03/16/2022	102,284

				1,302,037

	Transportation—0.9%
100,000	Norfolk Southern Corp.	5.750	04/01/2018	101,624
100,000	United Parcel Service, Inc.	3.125	01/15/2021	103,409

				205,033

	Total Corporate Bonds (Cost $23,224,037)			23,245,502

Number of Shares
	Money Market Fund—1.2%
280,378	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(a) (Cost $280,378)			280,378

	Total Investments in Securities (Cost $23,504,415)—99.1%			23,525,880
	Other assets less liabilities—0.9%			208,652

	Net Assets—100.0%			$23,734,532

Investment Abbreviations:

BKNT—Bank Note

GMTN—Global Medium-Term Note

MTN—Medium-Term Note

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

110

Schedule of Investments

PowerShares National AMT-Free Municipal Bond Portfolio (PZA)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—98.6%
	Ad Valorem Property Tax—13.7%
$8,000,000	Aldine Texas Independent School District Ref. Ser. 17 PSF-GTD	5.000%	02/15/2042	$9,316,240
2,000,000	California State Various Purpose Ser. 09	5.500	11/01/2039	2,173,360
4,380,000	California State Various Purpose Ser. 09	6.000	11/01/2039	4,801,006
12,050,000	California State Various Purpose Ser. 10	5.500	03/01/2040	13,219,573
600,000	Centinela Valley California Union High School District (Election 2010) Ser. 12B AGM	5.000	08/01/2050	688,146
5,000,000	Chicago Illinois Board of Education Dedicated Ref. Ser. 17B(a)	7.000	12/01/2042	5,959,050
1,000,000	Chicago Illinois Ser. 17A	6.000	01/01/2038	1,147,160
10,000,000	City of Hutto Texas (Certificates of Obligation) Ser. 17 AGM	5.000	08/01/2057	11,469,500
20,000,000	City of Jasper Alabama Ser. 14 BAM	5.000	03/01/2044	22,709,400
3,340,000	City of New York Ser. 11A-1	5.000	08/01/2032	3,748,749
1,080,000	City of New York Sub.-Ser. 09J-1	5.000	05/15/2036	1,142,780
4,500,000	District of Columbia Ref. Ser. 17A	5.000	06/01/2035	5,368,500
2,500,000	District of Columbia Ref. Ser. 17A	5.000	06/01/2036	2,973,200
2,000,000	District of Columbia Ref. Ser. 17A	5.000	06/01/2037	2,373,000
1,500,000	District of Columbia Ser. 08E BHAC	5.000	06/01/2033	1,533,930
4,000,000	Honolulu City & County Hawaii Ser. 15A	5.000	10/01/2039	4,636,080
10,000,000	Jurupa California Unified School District Ser. 17B	4.000	08/01/2041	10,570,400
2,250,000	Klein Texas Independent School District (Schoolhouse) Ser. 17 PSF-GTD	4.000	08/01/2046	2,366,977
1,255,000	Lackawanna County Pennsylvania Ser. 10B AGM(b)	5.000	09/01/2020	1,386,574
745,000	Lackawanna County Pennsylvania Ser. 10B AGM	5.000	09/01/2035	807,260
1,650,000	Las Vegas Valley Nevada Water District Ser. 12B	5.000	06/01/2042	1,864,055
1,610,000	Los Angeles Unified School District (Election 2008) Ser. 16A	5.000	07/01/2040	1,885,407
5,000,000	Madera California Unified School District Election 2014 Ser. 17	4.000	08/01/2046	5,251,150
3,000,000	Marrin California Healthcare District (Election 2013) Ser. 17A	4.000	08/01/2047	3,173,700
4,210,000	Massachusetts State (Consolidated Loan) Ser. 17A	5.000	04/01/2042	4,926,121
4,000,000	Massachusetts State Ref. Ser. 15A	5.000	07/01/2036	4,660,000
7,150,000	Massachusetts State Ser. 16A	5.000	03/01/2041	8,226,504
5,000,000	Massachusetts State Ser. 16A	5.000	03/01/2046	5,730,650
7,000,000	Morgan Hill California Unified School District (Election 2012) Ser. 17B	4.000	08/01/2047	7,447,370
5,000,000	North Royalton Ohio City School District School Improvement Ser. 17	5.000	12/01/2047	5,724,450
10,000,000	Oxnard California School District (Election 2016) Ser. 17A BAM	5.000	08/01/2045	11,532,800
1,000,000	Prosper Texas Independent School District (School Building) Ser. 17 PSF-GTD	5.000	02/15/2047	1,160,130
500,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.000	07/01/2031	522,600
7,150,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 12A AGM	5.000	07/01/2035	7,301,151
890,000	Reading Pennsylvania School District (State Aid Withholding) Ser. 08 AGM(b)	5.000	09/01/2018	918,907
2,045,000	Rockwall Texas Independent School District (School Building) Ser. 16 PSF-GTD	5.000	02/15/2046	2,338,130
12,000,000	San Diego California Unified School District (Election 2012) Ser. 17I	5.000	07/01/2047	14,132,280
2,000,000	San Francisco California Bay Area Rapid Transit District Election 2016 (Green Bond) Ser. 17A-1	5.000	08/01/2047	2,372,980
2,500,000	Santa Ana California Unified School District (Election 2008) Ser. 08A	5.125	08/01/2033	2,576,925
4,000,000	Simi Valley California Unified School District Election 2016 Ser. 17A	4.000	08/01/2046	4,190,760
2,000,000	Spring Texas Independent School District (School Building) Ser. 17 PSF-GTD	5.000	08/15/2042	2,330,360
3,280,000	Texas State (Transportation Commission) Ref. Ser. 14A	5.000	10/01/2044	3,797,617
2,500,000	Victor Valley California Union High School District (Election 2008) Ser. 09A AGC(b)	5.000	08/01/2019	2,670,475
1,340,000	Washington State Motor Vehicle Tax (Senior 520 Corridor Program Toll) Ser. 11C	5.000	06/01/2041	1,490,991
3,000,000	Ysleta Texas Independent School District (School Building) Ser. 16 PSF-GTD	5.000	08/15/2045	3,463,260
2,500,000	Ysleta Texas Independent School District (School Building) Ser. 17 PSF-GTD	5.000	08/15/2047	2,900,300

				220,979,958

	Auto Parking Revenue—0.4%
2,000,000	Miami Beach Florida Parking Rev. Ser. 15	5.000	09/01/2045	2,280,220
2,000,000	Miami Florida Special Obligation (Marlins Stadium Project) Ser. 10A AGM	5.250	07/01/2035	2,173,720
2,500,000	Miami Florida Special Obligation (Marlins Stadium Project) Ser. 10A AGM	5.250	07/01/2039	2,690,100

				7,144,040

	Charter School Aid—0.6%
8,500,000	Clifton Texas Higher Education Finance Corp. (Idea Public Schools) Rev. Ref. Ser. 17 PSF-GTD	4.000	08/15/2042	8,986,540

	College & University Revenue—9.5%
5,000,000	Build New York City Resource Corp. (New York Law School Project) Rev. Ref. Ser. 16	5.000	07/01/2041	5,592,350
2,000,000	California State Educational Facilities Auth. (Pepperdine University) Rev. Ref. Ser. 16	5.000	10/01/2046	2,331,020

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

111

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	College & University Revenue (continued)
$3,000,000	California State Educational Facilities Auth. (Pepperdine University) Rev. Ref. Ser. 16	5.000%	10/01/2049	$3,489,180
1,750,000	California State Municipal Financing Auth. (University of La Verne) Rev. Ref. Ser. 17A	5.000	06/01/2043	2,014,337
2,500,000	California State University Systemwide Rev. Ref. Ser. 17A	5.000	11/01/2038	2,967,350
2,500,000	California State University Systemwide Rev. Ref. Ser. 17A	5.000	11/01/2042	2,944,475
11,310,000	California State University Systemwide Rev. Ref. Ser. 17A	5.000	11/01/2047	13,259,165
65,000	California State University Systemwide Rev. Ser. 08A AGM	5.000	11/01/2039	66,319
2,000,000	Colorado State Educational & Cultural Facilities Auth. (University Denver Project) Rev. Ser. 17A	5.000	03/01/2047	2,290,060
1,105,000	Georgia State Higher Education Facilities Auth. (USG Real Estate III) Rev. Ser. 10A AGC(b)	5.000	06/15/2020	1,212,947
3,140,000	Georgia State Higher Education Facilities Auth. (USG Real Estate III) Rev. Ser. 10A AGC	5.000	06/15/2038	3,390,038
1,000,000	Lafayette Louisiana Public Trust Financing Auth. Ragin’ Cajun Facilities (Housing & Parking Project) Rev. Ser. 10 AGM(b)	5.500	10/01/2020	1,121,840
2,000,000	Louisiana State Local Government Environmental Facilities & Community Development Auth. (LCTCS ACT 360 Project) Ser. 14	5.000	10/01/2039	2,249,360
875,000	Massachusetts State Development Finance Agency (Boston University) Rev. Ser. 13X	5.000	10/01/2048	988,899
1,250,000	Massachusetts State Development Finance Agency (Massachusetts Institute of Technology) Rev. Ser. 09O(b)	6.000	07/01/2018	1,291,312
4,500,000	Massachusetts State Development Financing Agency (Boston University) Rev. Ser. 16BB1	5.000	10/01/2046	5,180,265
1,000,000	Minnesota State High Education Facilities Auth. (Bethel University) Rev. Ref. Ser. 17	5.000	05/01/2047	1,108,370
1,250,000	New Hope Cultural Education Facilities Finance Corp. Texas Student Housing (A&M University Project) Rev. Ser. 14A AGM	5.000	04/01/2046	1,350,875
500,000	New York State Dormitory Auth. Non State Supported Debt (Columbia University) Rev. Ser. 16A-2	5.000	10/01/2046	582,345
3,060,000	New York State Dormitory Auth. Non State Supported Debt (Cornell University) Rev. Ser. 10A	5.000	07/01/2035	3,358,840
250,000	New York State Dormitory Auth. Non State Supported Debt (Fordham University) Rev. Ser. 08B AGC(b)	5.000	07/01/2018	256,580
3,000,000	New York State Dormitory Auth. Non State Supported Debt (Icahn School of Medicine at Mount Sinai) Rev. Ref. Ser. 15A	5.000	07/01/2035	3,401,370
3,235,000	New York State Dormitory Auth. Non State Supported Debt (Icahn School of Medicine at Mount Sinai) Rev. Ref. Ser. 15A	5.000	07/01/2040	3,618,509
3,500,000	New York State Dormitory Auth. Non State Supported Debt (New School) Rev. Ref. Ser. 15A	5.000	07/01/2045	4,001,725
2,350,000	New York State Dormitory Auth. Non State Supported Debt (New York University) Rev. Ref. Ser. 15A	5.000	07/01/2035	2,735,988
1,200,000	New York State Dormitory Auth. Non State Supported Debt (New York University) Rev. Ser. 12A	5.000	07/01/2037	1,377,972
6,325,000	New York State Dormitory Auth. Non State Supported Debt (State University of New York Dormitory Facilities) Rev. Ref. Ser. 15B	5.000	07/01/2045	7,231,689
1,000,000	New York State Dormitory Auth. Non State Supported Debt (The New School Project) Rev. Ref. Ser. 16A	5.000	07/01/2046	1,132,600
750,000	New York State Dormitory Auth. Non State Supported Debt Rev. Ref. Ser. 16A	5.000	07/01/2041	863,048
3,000,000	North Carolina State Capital Facilities Financing Agency (Duke University) Rev. Ref. Ser. 15	5.000	10/01/2055	3,419,820
11,100,000	Ohio State University Ser.14A	5.000	12/01/2039	12,921,621
2,000,000	Pennsylvania State Higher Educational Facilities Auth. (Trustees University of Pennsylvania) Rev. Ser. 17A	5.000	08/15/2046	2,336,140
2,710,000	Pennsylvania State University Ser. 10	5.000	03/01/2040	2,927,017
1,950,000	Philadelphia Pennsylvania Auth. For Industrial Development (Thomas Jefferson University) Rev. Ref. Ser. 17A	5.000	09/01/2042	2,197,572
5,000,000	Public Finance Auth. Wisconsin Lease Development (Central District Development Project) Rev. Ser. 16	5.000	03/01/2041	5,649,450
2,000,000	Rhode Island State Health & Educational Building Corp. Higher Education Facility (Providence College) Rev. Ser. 17	5.000	11/01/2047	2,252,860
3,000,000	Tennessee State School Bond Auth. (Higher Educational Facilities 2nd Program) Ser. 17A	5.000	11/01/2042	3,554,790
2,000,000	University of Arkansas Arizona Various Facilities (Fayetteville Campus) Rev. Ser. 17	5.000	11/01/2047	2,337,640
9,500,000	University of California Rev. Ref. Ser. 16AR	5.000	05/15/2046	11,022,280
2,000,000	University of Michigan Ref. Ser. 17A	5.000	04/01/2042	2,361,860
3,100,000	University of Michigan Ref. Ser. 17A	5.000	04/01/2047	3,644,050
7,515,000	University of Oregon General Rev. Ser. 15A	5.000	04/01/2045	8,582,355
7,370,000	University of Vermont & State Agricultural College Ser. 09	5.125	10/01/2039	7,824,582

				152,440,865

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

112

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Electric Power Revenue—4.1%
$2,000,000	American Municipal Power Ohio Inc. (Greenup Hydroelectric Project) Rev. Ser. 16A	5.000%	02/15/2041	$2,267,900
2,000,000	American Municipal Power Ohio Inc. (Greenup Hydroelectric Project) Rev. Ser. 16A	5.000	02/15/2046	2,257,020
10,000,000	City of San Antonio Texas Electric and Gas Rev. Ser. 17	5.000	02/01/2047	11,633,100
3,500,000	Grand River Oklahoma Dam Auth. Rev. Ser. 14A	5.000	06/01/2039	4,023,250
1,150,000	Guam Power Auth. Rev. Ser. 10A AGM	5.000	10/01/2037	1,232,294
9,835,000	Guam Power Auth. Rev. Ser. 12A AGM	5.000	10/01/2030	10,926,587
950,000	JEA Florida Electric Systems Rev. Sub.-Ser. 13C	5.000	10/01/2037	1,068,987
2,500,000	Long Island Power Auth. New York Auth. Ref. Ser. 14A	5.000	09/01/2039	2,838,025
4,200,000	Long Island Power Auth. New York Electric Systems General Rev. Ser. 11A AGM	5.000	05/01/2036	4,644,528
2,500,000	Los Angeles California Department of Water & Power Rev. Ref. Ser. 15A	5.000	07/01/2035	2,923,600
1,900,000	Lower Colorado River Texas Auth. Rev. Ref. Ser. 12A	5.000	05/15/2039	2,097,334
1,000,000	Lower Colorado River Texas Auth. Rev. Ref. Ser. 13	5.000	05/15/2039	1,139,030
500,000	Lower Colorado River Texas Auth. Transmission Contract Ref. Ser. 15	5.000	05/15/2040	570,615
2,050,000	Municipal Energy Agency of Nebraska Ref. Ser. 09A BHAC(b)	5.375	04/01/2019	2,170,807
1,000,000	Snohomish County Washington Public Utility District No.1 Electric System Rev. Ser. 15	5.000	12/01/2040	1,150,290
3,000,000	Springfield Illinois Electric (Senior Lien) Rev. Ref. Ser. 15 AGM	5.000	03/01/2040	3,341,940
10,000,000	Utility Debt Securitization Auth. New York Restructuring Bonds Ref. Ser. 15	5.000	12/15/2033	12,112,700

				66,398,007

	Fuel Sales Tax Revenue—0.6%
3,250,000	Connecticut State Special Tax Obligation (Transportation Infrastructure) Rev. Ser. 14A	5.000	09/01/2034	3,644,355
2,000,000	Kansas State Department of Transportation Highway Rev. Ser. 15	5.000	09/01/2035	2,351,960
3,000,000	Massachusetts State Transportation Fund (Rail Enhancement Program) Rev. Ser. 15A	5.000	06/01/2045	3,483,480

				9,479,795

	General Fund—1.0%
1,000,000	California State Ref. Ser. 17	4.000	08/01/2038	1,070,830
3,000,000	California State Ser. 16	5.000	09/01/2046	3,487,590
5,000,000	California State Various Purpose Ser. 09	6.000	04/01/2038	5,343,450
5,000,000	Washington State Ser. 17D	5.000	02/01/2038	5,868,250

				15,770,120

	Health, Hospital, Nursing Home Revenue—9.3%
1,000,000	Berks County Pennsylvania Industrial Development Auth. Health System (Tower Health Project) Rev. Ref. Ser. 17	3.750	11/01/2042	972,600
650,000	Birmingham Alabama Special Care Facilities Financing Auth. Health Care Facilities (Children’s Hospital) Rev. Ser. 09 AGC(b)	6.000	06/01/2019	699,016
1,000,000	California State Health Facilities Financing Auth. (Cedars Sinai Medical Center) Rev. Ref. Ser. 16B	5.000	08/15/2035	1,174,770
500,000	California State Health Facilities Financing Auth. (Children’s Hospital Los Angeles) Rev. Ser. 10A AGM(b)	5.250	07/01/2020	553,900
3,000,000	California State Health Facilities Financing Auth. (El Camino Hospital) Rev. Ser. 17	4.000	02/01/2042	3,110,430
2,250,000	California State Health Facilities Financing Auth. (El Camino Hospital) Rev. Ser. 17	5.000	02/01/2042	2,578,117
3,500,000	California State Health Facilities Financing Auth. (Kaiser Permanente) Rev. Sub.-Ser. 17A-2	5.000	11/01/2047	4,530,575
2,615,000	California State Health Facilities Financing Auth. (Sutter Health) Rev. Ref. Ser. 11D	5.000	08/15/2035	2,943,549
8,000,000	California State Health Facilities Financing Auth. (Sutter Health) Rev. Ref. Ser. 16B	5.000	11/15/2046	9,230,720
4,000,000	California State Municipal Financing Auth. (Community Medical Centers) Ref. Ser. 17A	4.000	02/01/2042	4,086,760
1,715,000	California State Municipal Financing Auth. (Community Medical Centers) Ref. Ser. 17A	5.000	02/01/2042	1,919,514
2,500,000	California State Municipal Financing Auth. (Community Medical Centers) Ref. Ser. 17A	5.000	02/01/2047	2,796,425
1,000,000	California State Municipal Financing Auth. (Northbay Healthcare Group) Rev. Ser. 17A	5.250	11/01/2041	1,130,780
720,000	California Statewide Communities Development Auth. (Adventist Remarketed 05/23/08) Rev. Ser. 07B AGC(b)	5.000	05/23/2018	736,034
1,000,000	Cape Girardeau County Missouri Industrial Development Auth. (Southeasthealth Obligated Group) Ref. Ser. 17A	5.000	03/01/2036	1,099,250
5,000,000	Christian County Kentucky Hospital (Hospital-Jennie Stuart Medical Center) Rev. Ser. 06 AGC(b)	5.500	02/01/2018	5,055,450
2,500,000	Cobb County Georgia Kennestone Hospital Auth. Certificates Rev. Sub.-Ser. 05B AMBAC(b)	5.500	04/01/2020	2,756,250
1,750,000	Colorado State Health Facilities Auth. Hospital (Evangelical Lutheran Good Sam Aritan Society Project) Rev. Ref. Ser. 17	5.000	06/01/2047	1,932,052
1,570,000	District of Columbia Hospital (Children’s Hospital Obligation Group) Rev. Ser. 08 AGC(b)	5.250	07/15/2018	1,615,012

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

113

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Health, Hospital, Nursing Home Revenue (continued)
$2,000,000	Gainesville & Hall County Georgia Hospital Auth. (Northeast Georgia Health System, Inc. Project) Ref. Ser. 17B	5.500%	02/15/2042	$2,417,500
3,000,000	Gwinnett County Georgia Hospital Auth. RAC (Gwinnett Hospital System) Ser. 07D AGM	5.500	07/01/2041	3,164,670
4,400,000	Hamilton County Ohio Health Care Facilities (Christ Hospital Project) Rev. Ser. 12 AGM	5.000	06/01/2042	4,865,168
3,800,000	Harris County Health Facilities Development Corp. Thermal Utility (TECO Project) Rev. Ser. 08 AGC	5.125	11/15/2037	3,946,262
2,000,000	Hawaii State Department of Budget and Finance Special Purpose (Queens Health Systems) Rev. Ref. Ser. 15A	5.000	07/01/2035	2,287,140
1,000,000	Illinois Finance Auth. (Carle Foundation) Rev. Ser. 11A AGM	6.000	08/15/2041	1,131,910
1,000,000	Illinois Finance Auth. (Southern Illinois Healthcare) Rev. Ser. 05 AGM(b)	5.250	03/01/2020	1,093,520
1,700,000	Indiana Health & Educational Facilities Finance Auth. (St. Francis) Rev. Ref. Ser. 06E AGM(b)	5.250	05/01/2018	1,735,581
3,000,000	Indiana State Health & Educational Facilities Financing Auth. (Acension Senior Credit Group Ser. 2006B-7 Remarketed 11/3/16) Rev. Ref. Ser. 06	5.000	11/15/2046	3,391,170
1,050,000	Lakeland Florida Hospital Systems (Lakeland Regional Health) Rev. Ser. 15	5.000	11/15/2040	1,170,519
1,500,000	Lancaster County Pennsylvania Hospital Auth. (University of Pennsylvania Health System) Ref. Ser. 16	5.000	08/15/2046	1,705,590
4,285,000	Louisiana State Local Government Environmental Facilities & Community (Woman’s Hospital Foundation Project) Ref. Ser. 17A	5.000	10/01/2041	4,816,254
1,000,000	Lynchburg Virginia Economic Development Auth. Hospital (Center Health Obligated Group) Rev. Ref. Ser. 17A	5.000	01/01/2047	1,119,330
4,750,000	Massachusetts State Development Finance Agency (Dana-Farber Cancer Institute) Rev. Ser. 16N	5.000	12/01/2046	5,411,913
6,595,000	Medford Oregon Hospital Facilities Auth. (Asanthe Health System) Rev. Ref. Ser. 10 AGM	5.500	08/15/2028	7,202,268
2,000,000	Medical Center Hospital Auth. Georgia RAC (Columbus Regional Healthcare) Ser. 10 AGM	5.000	08/01/2041	2,143,040
1,200,000	Medical Center Hospital Auth. Georgia RAC (Columbus Regional Healthcare) Ser. 10 AGM	5.000	08/01/2045	1,285,500
2,000,000	Metropolitan Government Nashville & Davidson County Health & Educational Faculties Board (Vanderbilt University Medical Center) Ser. 16A	5.000	07/01/2035	2,276,920
3,000,000	Metropolitan Government Nashville & Davidson County Health & Educational Faculties Board (Vanderbilt University Medical Center) Ser. 16A	5.000	07/01/2040	3,376,650
2,750,000	Metropolitan Government Nashville & Davidson County Health & Educational Faculties Board (Vanderbilt University Medical Center) Ser. 16A	5.000	07/01/2046	3,066,745
1,250,000	Metropolitan Government Nashville & Davidson County Tennessee Health & Educational Faculties Board (Vanderbilt University Medical Center) Ser. 17A	4.000	07/01/2047	1,273,050
2,000,000	Metropolitan Government Nashville & Davidson County Tennessee Health & Educational Faculties Board (Vanderbilt University Medical Center) Ser. 17A	5.000	07/01/2048	2,241,400
1,000,000	New Hope Cultural Education Facilities Finance Corp. Texas Senior Living (Cardinal Bay Inc.—Village on the Park Carriage Inn Project) Rev. Ser. 16A-1	5.000	07/01/2046	1,110,440
1,000,000	New Hope Cultural Education Facilities Finance Corp. Texas Senior Living (Cardinal Bay Inc.—Village on the Park Carriage Inn Project) Rev. Ser. 16A-1	5.000	07/01/2051	1,104,930
500,000	New Jersey Health Care Facilities Financing Auth. (Barnabas Health) Rev. Ref. Ser. 11A(b)	5.625	07/01/2021	576,925
1,000,000	New Jersey Health Care Facilities Financing Auth. (Princeton Healthcare System) Rev. Ref. Ser. 16A	5.000	07/01/2039	1,118,360
3,000,000	New Jersey Health Care Facilities Financing Auth. (University Hospital) Rev. Ser. 15A AGM	5.000	07/01/2046	3,349,200
10,000,000	New Jersey Health Care Facilities Financing Auth. (Virtua Health) Rev. Ser. 09 AGC	5.500	07/01/2038	10,672,100
2,500,000	New York State Dormitory Auth. Non State Supported Debt (New York University Hospitals Center) Rev. Ref. Ser. 15	5.000	07/01/2034	2,883,025
1,000,000	Ohio State Higher Educational Facilities Community (Summa Health System 2010 Project) Rev. Ser. 10 AGM	5.250	11/15/2035	1,073,940
2,500,000	Palm Beach County Florida Health Facilities Auth. Health Facilities (Bethesda Healthcare System, Inc. Project) Rev. Ser. 10A AGM	5.250	07/01/2040	2,668,875
985,000	Roanoke Virginia Industrial Development Auth. Hospital (Carilion Health System-Remarketed) Rev. Ref. Ser. 05B AGM	5.000	07/01/2038	1,045,735
15,000	Roanoke Virginia Industrial Development Auth. Hospital (Carilion Health System-Remarketed) Rev. Ser. 05B AGM(b)	5.000	07/01/2020	16,486
4,350,000	South Carolina Jobs-Economic Development Auth. Hospital (Palmetto Health) Rev. Ref. Ser. 11A AGM	6.500	08/01/2039	5,021,466
1,000,000	South Fork Municipal Auth. Pennsylvania Hospital (Conemaugh Valley Memorial Hospital) Rev. Ser. 10B AGC(b)	5.375	07/01/2020	1,104,670
1,750,000	Tampa Florida Health System (BayCare Obligated Group) Rev. Ser. 16A	5.000	11/15/2046	1,978,393

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

114

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Health, Hospital, Nursing Home Revenue (continued)
$750,000	Tarrant County Texas Cultural Education Facilities Finance Corp. Hospital (Baylor Scott & White Health Project) Rev. Ref. Ser. 16A	5.000%	11/15/2045	$849,675
2,050,000	Washington State Health Care Facilities Auth. (Multicare Health System Remarketed) Rev. Ser. 07B AGM(b)	5.500	08/15/2018	2,113,550
850,000	Washington State Health Care Facilities Auth. (Providence Health) Rev. Ser. 06E AGM	5.250	10/01/2033	883,082
1,000,000	Washington State Health Care Facilities Auth. (Virginia Mason Medical Center) Ref. Ser. 17	4.000	08/15/2042	1,003,970
1,500,000	Wisconsin State Health & Educational Facilities Auth. (Prohealth Care Obligated Group) Rev. Ref. Ser. 15	5.000	08/15/2039	1,662,780

				150,280,906

	Highway Tolls Revenue—7.9%
2,500,000	Bay Area California Auth. Toll Bridge (San Francisco Bay Area Subordinate Toll Bridge) Rev. Ser. 17S-7	4.000	04/01/2042	2,650,950
2,500,000	Bay Area California Auth. Toll Bridge Rev. Ser. 14S-6	5.000	10/01/2054	2,850,225
5,000,000	Bay Area California Auth. Toll Bridge Rev. Ser. 17F-1	4.000	04/01/2056	5,252,200
1,250,000	Central Texas Regional Mobility Auth. Rev. Ref. Ser. 16	5.000	01/01/2040	1,403,787
700,000	Central Texas Regional Mobility Auth. Rev. Ref. Ser. 16	5.000	01/01/2046	781,340
1,000,000	Delaware River Joint Pennsylvania Toll Bridge Commission Ser. 17	5.000	07/01/2042	1,157,580
7,500,000	Delaware River Port Auth. Pennsylvania & New Jersey Rev. Ser. 10D AGM	5.000	01/01/2040	8,066,700
3,000,000	Foothill-Eastern Transportation Corridor Agency California Toll Road Remarketed Rev. Ref. Sub.-Ser. 14 B-1	3.950	01/15/2053	3,003,000
2,000,000	Greater New Orleans Louisiana Expressway Commission Toll (Sub.-Lien Bond) Rev. Ser. 17 AGM	5.000	11/01/2042	2,288,660
2,000,000	Greater New Orleans Louisiana Expressway Commission Toll (Sub.-Lien Bond) Rev. Ser. 17 AGM	5.000	11/01/2047	2,279,480
4,000,000	Illinois State Toll Highway Auth. Senior Ser. 16B	5.000	01/01/2041	4,563,600
1,000,000	New Jersey State Turnpike Auth. Ref. Ser. 17B	5.000	01/01/2040	1,166,420
6,000,000	New Jersey State Turnpike Auth. Ser. 17A	5.000	01/01/2034	7,023,180
4,000,000	New York State Thruway Auth. General (Junior Indebtedness Obligation-Junior Lien) Rev. Ser. 16A	5.250	01/01/2056	4,637,840
3,000,000	New York State Thruway Auth. Ref. Ser. 14	5.000	01/01/2032	3,501,900
1,500,000	New York Triborough Bridge & Tunnel Auth. General Rev. Ref. Ser. 17B	5.000	11/15/2038	1,791,120
525,000	New York Triborough Bridge & Tunnel Auth. General Rev. Ser. 15A	5.000	11/15/2040	609,163
4,000,000	New York Triborough Bridge & Tunnel Auth. General Rev. Ser. 16A	5.000	11/15/2041	4,680,560
3,000,000	New York Triborough Bridge & Tunnel Auth. General Rev. Ser. 16A	5.000	11/15/2046	3,490,590
4,250,000	North Carolina Turnpike Auth. Triangle Expressway System Rev. Ser. 09A AGC(b)	5.500	01/01/2019	4,466,113
4,000,000	North Carolina Turnpike Auth. Triangle Expressway System Rev. Ser. 09A AGC(b)	5.750	01/01/2019	4,214,920
2,500,000	North Texas Tollway Auth. Rev. Ref. Ser. 15B	5.000	01/01/2040	2,813,850
1,800,000	North Texas Tollway Auth. Rev. Ref. Ser. 16A	5.000	01/01/2039	2,060,298
10,000,000	North Texas Tollway Auth. System (1st Tier) Rev. Ref. Ser. 17A	5.000	01/01/2043	11,569,700
5,000,000	Oklahoma State Turnpike Auth. Ser. 17A	5.000	01/01/2042	5,770,000
15,000,000	Pennsylvania State Turnpike Commission Rev. Ser. 14B	5.250	12/01/2039	16,934,100
8,800,000	Pennsylvania State Turnpike Commission Rev. Sub.-Ser. 12B AGM	5.000	12/01/2042	9,969,080
5,000,000	Tampa-Hillsborough County Florida Expressway Auth. Rev. Ser. 17	5.000	07/01/2047	5,751,800
2,500,000	Texas State Transportation Commission Turnpike System Rev. Ref. Ser. 15C	5.000	08/15/2042	2,778,875

				127,527,031

	Hotel Occupancy Tax—0.9%
1,000,000	Baltimore Maryland Convention Center Hotel Project (Convention Center Hotel) Ref. Ser. 17	5.000	09/01/2039	1,135,390
500,000	Baltimore Maryland Convention Center Hotel Project (Convention Center Hotel) Ref. Ser. 17	5.000	09/01/2042	565,015
3,950,000	Harris County Houston Texas Sports Auth. (Senior Lien) Rev. Ref. Ser. 14A	5.000	11/15/2053	4,392,084
2,215,000	Miami-Dade County Florida Special Obligation Ref. Sub.-Ser. 12B	5.000	10/01/2037	2,499,029
2,000,000	New York State Convention Center Development Corp. (Hotel Unit Fee Secured) Rev. Ref. Ser. 15	5.000	11/15/2040	2,303,780
3,000,000	New York State Convention Center Development Corp. (Hotel Unit Fee Secured) Rev. Ref. Ser. 15	5.000	11/15/2045	3,437,130

				14,332,428

	Income Tax Revenue—2.4%
1,200,000	District of Columbia Income Tax Secured Rev. Ser. 11G	5.000	12/01/2036	1,361,544
4,150,000	New York City Transitional Finance Auth. Future Tax Secured (Fiscal 2011) Rev. Ser.11D	5.000	02/01/2035	4,600,234
2,000,000	New York City Transitional Finance Auth. Future Tax Secured (Fiscal 2015) Rev. Sub.-Ser.14A-1	5.000	08/01/2035	2,337,000
4,330,000	New York City Transitional Finance Auth. Future Tax Secured (Fiscal 2015) Rev. Sub.-Ser.14B-1	5.000	08/01/2042	4,977,811
1,850,000	New York City Transitional Finance Auth. Future Tax Secured Rev. Sub.-Ser.16B-1	4.000	08/01/2041	1,973,710

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

115

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Income Tax Revenue (continued)
$1,325,000	New York State Dormitory Auth. Personal Income Tax (General Purpose) Rev. Ser. 10F	5.000%	02/15/2035	$1,427,568
4,000,000	New York State Dormitory Auth. Personal Income Tax (General Purpose) Rev. Ser. 11C	5.000	03/15/2041	4,429,040
4,500,000	New York State Dormitory Auth. Personal Income Tax (General Purpose) Rev. Ser. 12B	5.000	03/15/2042	5,072,085
1,905,000	New York State Dormitory Auth. Personal Income Tax Rev. Ref. Ser. 14E	5.000	02/15/2044	2,195,684
7,530,000	New York State Dormitory Auth. Personal Income Tax Rev. Ref. Ser. 15A	5.000	03/15/2035	8,856,108
1,000,000	New York State Urban Development Corp. State Personal Income Tax Rev. Ser. 13A-1	5.000	03/15/2043	1,127,540

				38,358,324

	Lease Revenue—2.3%
6,000,000	California State Municipal Financing Auth. Lease (Orange County Civic Center Infrastructure Improvement Program) Rev. Ser. 17A	5.000	06/01/2042	7,047,240
1,500,000	California State Public Works Board Lease Rev. Ser. 14B	5.000	10/01/2039	1,732,590
500,000	Kern County California COP (Capital Improvements Projects) Ser. 09A AGC(b)	5.750	02/01/2019	529,225
2,250,000	Los Angeles County California Public Works Financing Auth. Lease Rev. Ser. 15A	5.000	12/01/2039	2,605,005
1,000,000	Los Angeles County California Public Works Financing Auth. Lease Rev. Ser. 15A	5.000	12/01/2044	1,144,540
11,400,000	Los Angeles County California Public Works Financing Auth. Lease Rev. Ser. 16D	5.000	12/01/2045	13,175,436
500,000	Miami-Dade County Florida School Board COP Ser. 09A AGC(b)	5.375	02/01/2019	526,715
1,000,000	MTA Hudson Rail Yards Trust Obligations Rev. Ser. 16A	5.000	11/15/2046	1,064,310
2,000,000	MTA Hudson Rail Yards Trust Obligations Rev. Ser. 16A	5.000	11/15/2051	2,190,800
4,000,000	Richmond Joint Powers Financing Auth. Lease (Civic Center Project) Rev. Ser. 09 AGC	5.750	08/01/2029	4,291,280
2,000,000	Sandy Spring Georgia Public Facilities Auth. (City Center Project) Rev. Ser. 15	5.000	05/01/2041	2,335,620

				36,642,761

	Local or GTD Housing—0.2%
2,440,000	New York State Dormitory Auth. Non State Supported Debt (North Shore Long Island Jewish Obligation Group) Rev. Ref. Ser. 15A	5.000	05/01/2036	2,787,114

	Lottery Revenue—0.5%
7,500,000	Arizona State Lottery Rev. Ser. 10A AGM	5.000	07/01/2029	8,086,725

	Miscellaneous Revenue—4.2%
5,000,000	Alamo Texas Regional Mobility Auth. (Senior Lien) Ser. 16	5.000	06/15/2046	5,724,050
3,500,000	California State Various Purpose (Green Bonds) Ser. 14	5.000	10/01/2037	4,103,260
5,000,000	California State Various Purpose Ser.14	5.000	10/01/2039	5,837,400
3,745,000	Connecticut State Ser. 17A	5.000	04/15/2035	4,258,327
2,500,000	Dallas Texas Civic Center & Improvement Rev. Ref. Ser. 09 AGC	5.250	08/15/2034	2,658,600
5,000,000	Hudson Yards Infrastructure Corporation Second Indenture Rev. Ref. Ser. 17A	5.000	02/15/2042	5,844,800
2,025,000	Indianapolis Indiana Local Public Improvement Bond Bank (PILOT Infrastructure Project) Ser. 10F AGM	5.000	01/01/2035	2,173,514
535,000	Indianapolis Indiana Local Public Improvement Bond Bank (PILOT Infrastructure Project) Ser. 10F AGM	5.000	01/01/2040	572,225
2,190,000	Kansas City Missouri Special Obligation & Improvement (Downtown Arena Project) Ref. Ser. 16E	5.000	04/01/2040	2,494,761
1,000,000	Kentucky Economic Development Financial Auth. (Louisville Arena Project) Rev. Sub.-Ser. 08A-1 AGC	6.000	12/01/2033	1,015,770
5,545,000	Kentucky Economic Development Financial Auth. (Louisville Arena Project) Rev. Sub.-Ser. 08A-1 AGC	6.000	12/01/2038	5,626,345
1,500,000	Kentucky Economic Development Financial Auth. (Louisville Arena Project) Rev. Sub.-Ser. 08A-1 AGC	6.000	12/01/2042	1,521,315
2,000,000	Maryland State Stadium Auth. Baltimore City Public Schools Rev. Ser. 16	5.000	05/01/2041	2,286,780
400,000	New Jersey State Transportation Trust Fund Auth. (Transit System) Ser. 07A AMBAC	5.000	12/15/2032	401,808
500,000	New York City Industrial Development Agency (Queens Baseball Stadium PILOT) Rev. Ser. 09 AGC	6.500	01/01/2046	529,805
3,000,000	New York City Transitional Finance Auth. Building Aid (Fiscal 2015) Rev. Ser. 15S-1	5.000	07/15/2040	3,457,260
2,500,000	Newark New Jersey Housing Auth. Rev. (City-Secured Police Facilities) Rev. Ref. Ser. 16 AGM	5.000	12/01/2038	2,860,600
5,000,000	Oregon State (Article XI-G OHSU Project) Ser. 17H	5.000	08/01/2042	5,927,750
2,500,000	Oregon State (Article XI-Q State Project) Ser. 17A	5.000	05/01/2042	2,953,600
2,000,000	South Carolina State Public Service Auth. Obligation Rev. Ref. Ser. 14C	5.000	12/01/2039	2,223,740
3,975,000	Texas State Water Development Board Ser. 17A	5.000	10/15/2047	4,658,342

				67,130,052

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

116

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Miscellaneous Taxes—0.2%
$2,000,000	Chicago Illinois Board of Education Dedicated Capital Improvement Ser. 17	6.000%	04/01/2046	$2,348,880
1,000,000	Tuscaloosa Alabama City Board of Education School Tax Warrants Ser. 16	5.000	08/01/2046	1,147,020

				3,495,900

	Natural Gas Revenue—0.7%
3,655,000	Chula Vista California Industrial Development (San Diego Gas—Remarketed 06/17/09) Rev. Ser. 04A	5.875	02/15/2034	3,910,338
3,000,000	Philadelphia Pennsylvania Gas Works (1998 General Ordinance-Fifteenth) Rev. Ref. Ser. 17	5.000	08/01/2042	3,443,550
4,000,000	Philadelphia Pennsylvania Gas Works (1998 General Ordinance-Fifteenth) Rev. Ref. Ser. 17	5.000	08/01/2047	4,569,800

				11,923,688

	Nuclear Revenue—1.4%
7,000,000	South Carolina State Public Service Auth. Obligation Rev. Ref. Ser. 16A	5.000	12/01/2037	7,916,300
2,500,000	South Carolina State Public Service Auth. Obligation Rev. Ser. 15E	5.250	12/01/2055	2,826,200
6,250,000	South Carolina State Public Service Auth. Rev. Ref. Ser. 16A	5.000	12/01/2035	7,103,188
4,660,000	South Carolina State Public Service Auth. Rev. Ser. 13E	5.000	12/01/2048	5,095,803

				22,941,491

	Port, Airport & Marina Revenue—8.6%
3,000,000	Birmingham Alabama Airport Auth. Airport Rev. Ser. 10 AGM	5.250	07/01/2030	3,264,690
1,500,000	Birmingham Alabama Airport Auth. Airport Rev. Ser. 10 AGM	5.500	07/01/2040	1,640,805
1,925,000	Charlotte North Airport Rev. Ser. 17A	5.000	07/01/2042	2,259,950
3,500,000	Chicago Illinois Midway Airport Rev. Ref. Ser. 16B	5.000	01/01/2041	3,968,160
2,500,000	Chicago Illinois Midway Airport Rev. Ref. Ser. 16B	5.000	01/01/2046	2,813,300
2,900,000	Chicago Illinois O’Hare International Airport (General Senior Lien) Rev. Ref. Ser. 16C	5.000	01/01/2037	3,323,893
7,500,000	Chicago Illinois O’Hare International Airport (General Senior Lien) Rev. Ref. Ser. 17B	5.000	01/01/2039	8,654,775
4,000,000	Chicago Illinois O’Hare International Airport Rev. Ref. Ser. 15B	5.000	01/01/2033	4,606,720
1,250,000	Chicago Illinois O’Hare International Airport Rev. Ser. 15D	5.000	01/01/2046	1,405,750
1,000,000	City of Cleveland Ohio Airport System Rev. Ref. Ser. 12A AGM	5.000	01/01/2031	1,099,490
9,335,000	Clark County Nevada Airport Rev. Ref. Sub.-Ser. 17A-2	5.000	07/01/2040	10,865,287
2,000,000	Dallas Fort Worth Texas International Airport Rev. Ref. Ser. 12B	5.000	11/01/2035	2,200,700
2,000,000	Los Angeles California Department of Airports (Senior Los Angeles International Airport) Ser. 10A	5.000	05/15/2040	2,174,580
1,500,000	Manchester New Hampshire General Airport Remarketed Rev. Ref. Ser. 09A AGM	5.125	01/01/2030	1,541,520
1,500,000	Metropolitan Nashville Tennessee Airport Auth. Rev. Ser. 15A	5.000	07/01/2045	1,709,490
7,000,000	Miami-Dade County Florida Aviation Rev. Ser. 10B AGM	5.000	10/01/2035	7,660,170
600,000	Philadelphia Pennsylvania Airport Rev. Ser. 10A AGM	5.000	06/15/2035	650,022
2,000,000	Phoenix Arizona Civic Improvement Corp. Airport (Junior Lien) Rev. Ser. 15A	5.000	07/01/2045	2,274,900
17,960,000	Port Auth. of New York & New Jersey (194th Series) Ref. Ser. 15	5.000	10/15/2041	20,898,436
2,400,000	Port Auth. of New York & New Jersey (Consolidated Bonds Two Hundredth) Ref. Ser. 17	5.250	10/15/2057	2,830,728
3,500,000	Port Auth. of New York & New Jersey (Consolidated) Ref. Ser. 15-189	5.000	05/01/2045	4,030,250
6,000,000	Port Auth. of New York & New Jersey (Consolidated-One Hundred Eighty-Fourth) Ref. Ser. 14	5.000	09/01/2039	6,920,040
2,400,000	Sacramento County California Airport System Senior Rev. Ref. Ser. 16A	5.000	07/01/2041	2,775,624
2,250,000	Sacramento County California Airport System Senior Rev. Ref. Sub.-Ser. 16B	5.000	07/01/2041	2,583,607
2,000,000	Salt Lake City Utah Airport Rev. Ser. 17B	5.000	07/01/2042	2,333,340
4,000,000	Salt Lake City Utah Airport Rev. Ser. 17B	5.000	07/01/2047	4,681,320
2,000,000	San Francisco California City & County Airports Commission (San Francisco International Airport) Rev. Ser. 14B	5.000	05/01/2044	2,280,120
17,315,000	San Francisco California City & County Airports Commission (San Francisco International Airport) Rev. Ser. 16C	5.000	05/01/2046	19,979,778
1,300,000	San Jose California Airport Rev. Ref. Ser. 17B	5.000	03/01/2042	1,514,786
5,000,000	San Jose California Airport Rev. Ref. Ser. 17B	5.000	03/01/2047	5,786,350
500,000	Wayne County Michigan Airport Auth. Rev. Ser. 15D	5.000	12/01/2040	572,430

				139,301,011

	Recreational Revenue—0.2%
3,000,000	New York City Industrial Development Agency (Yankee Stadium PILOT) Rev. Ser. 09 AGC	7.000	03/01/2049	3,223,950

	Sales Tax Revenue—7.7%
5,240,000	Bi-State Development Agency of Missouri-Illinois Metropolitan District Mass Transit Sales Tax (MetroLink Cross County Extension) Ser. 09 AGC	5.000	10/01/2035	5,558,068
6,500,000	Central Puget Sound Washington State Regional Transit Auth. (Green Bonds) Ser. 16S-1	5.000	11/01/2041	7,579,780

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

117

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Sales Tax Revenue (continued)
$3,000,000	Central Puget Sound Washington State Regional Transit Auth. (Green Bonds) Ser. 16S-1	5.000%	11/01/2046	$4,039,710
10,000,000	Chicago Illinois Transit Auth. Sales Tax Receipts Second Lien Rev. Ser. 17 AGM	5.000	12/01/2051	11,059,600
5,540,000	Dallas Texas Area Rapid Transit Sales Tax Rev. Ref. Ser. 16A	5.000	12/01/2046	6,385,515
1,000,000	Denver Colorado City & County Dedicated Tax & Improvement Rev. Ref. Ser. 16A	5.000	08/01/2042	1,151,170
750,000	Denver Colorado City & County Dedicated Tax & Improvement Rev. Ref. Ser. 16A	5.000	08/01/2044	861,510
1,815,000	Illinois Regional Transportation Auth. Ser. 00 NATL	6.500	07/01/2030	2,435,821
2,750,000	Jefferson Louisiana Sales Tax District Special Sales Tax Rev. Ser. 17B AGM	5.000	12/01/2042	3,201,907
7,145,000	Massachusetts State Bay Transportation Auth. Sales Tax (Senior Lien) Rev. Ser. 15A	5.000	07/01/2040	8,227,467
8,770,000	Massachusetts State School Building Auth. Dedicated Sales Tax Rev. Ref. Ser. 15C	5.000	08/15/2037	10,217,752
3,410,000	Massachusetts State School Building Auth. Sales Tax Rev. Ser. 16A	5.000	11/15/2045	3,943,835
3,000,000	Pittsburgh & Allegheny County Pennsylvania Sports & Exhibition Auth. Sales (Regional Asset District) Ref. Ser. 10 AGM	5.000	02/01/2031	3,254,430
2,500,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. First Sub.-Ser. 10A AGM	5.000	08/01/2040	2,558,475
15,295,000	Regional Transportation District Colorado Sales Tax (Fastracks Project) Rev. Ser. 10A	5.000	11/01/2038	16,801,558
26,500,000	Sales Tax Asset Receivables Corp. (Fiscal 2015) Ref. Ser. 14A	4.000	10/15/2032	29,595,730
6,620,000	San Diego County California Regional Transportation Commission Ser. 16A	5.000	04/01/2048	7,704,886

				124,577,214

	Sewer Revenue—4.5%
24,375,000	Chicago Illinois Wastewater Transmission (Second Lien) Rev. Ser. 12 AGM	5.000	01/01/2037	26,032,500
2,500,000	Chicago Illinois Wastewater Transmission (Second Lien) Rev. Ser. 17A AGM	5.250	01/01/2042	2,865,675
7,000,000	Chicago Illinois Wastewater Transmission (Second Lien) Rev. Ser. 17A AGM	4.000	01/01/2052	7,101,780
2,500,000	Chicago Illinois Wastewater Transmission Rev. Ser. 08A BHAC(b)	5.500	01/01/2018	2,518,425
2,000,000	Detroit Michigan Sewage Disposal (Second Lien-Remarketed) Rev. Ser. 06A BHAC(b)	5.500	07/01/2018	2,058,840
5,000,000	Detroit Michigan Water & Sewerage Department Sewerage Disposal System (Senior Lien-Remarketed) Rev. Ref. Ser. 12A AGM	5.000	07/01/2039	5,459,350
500,000	Fresno California Sewer Rev. Ser. 08A AGC	5.000	09/01/2037	515,860
5,000,000	Jefferson County Alabama Sewer (Senior Lien) Rev. Ser. 13A AGM	5.500	10/01/2053	5,706,650
5,595,000	King County Washington Sewer & Improvement Rev. Ref. Ser. 16B	5.000	07/01/2039	6,457,022
1,000,000	Los Angeles California Wastewater System (Green Bonds) Rev. Ser. 15A	5.000	06/01/2044	1,161,160
1,500,000	Los Angeles California Wastewater System (Green Bonds) Rev. Ser. 15C	5.000	06/01/2045	1,738,380
1,500,000	Los Angeles California Wastewater System (Green Bonds) Rev. Sub.-Ser. 17A	5.250	06/01/2047	1,802,715
1,000,000	Metropolitan St. Louis Missouri Sewer District Wastewater System Rev. Ser. 16C	5.000	05/01/2046	1,157,970
6,500,000	Northeast Ohio Regional Sewer District Ref. Ser. 14	5.000	11/15/2049	7,394,075

				71,970,402

	Student Loan Revenue—0.1%
1,870,000	Maine Educational Loan Auth. Student Loan Rev. Ser. 09A-3 AGC	5.875	12/01/2039	1,969,559

	Tax Increment Revenue—1.5%
17,000,000	Inland Valley California Development Successor Agency Tax Allocation Ref. Ser. 14A AGM	5.000	09/01/2044	19,123,810
4,000,000	Miami Beach Florida Redevelopment Agency Tax Increment (City Center) Rev. Ref. Ser. 15A AGM	5.000	02/01/2040	4,550,120

				23,673,930

	Transit Revenue—4.2%
1,000,000	Alameda California Corridor Transportation Auth. (Second Sub.-Lien) Ref. Ser. 16B AGM	5.000	10/01/2036	1,157,930
940,000	Alameda California Corridor Transportation Auth. (Second Sub.-Lien) Ref. Ser. 16B AGM	5.000	10/01/2037	1,086,866
5,000,000	Metropolitan Transportation Auth. New York Rev. Ref. Sub.-Ser. 15C-1	5.000	11/15/2035	5,873,100
6,500,000	Metropolitan Transportation Auth. New York Rev. Ser. 12E AGM	5.000	11/15/2042	7,343,245
13,190,000	Metropolitan Transportation Auth. New York Rev. Ser.13A-1	5.000	11/15/2040	14,935,828
10,000,000	Metropolitan Transportation Auth. New York Rev. Sub.-Ser. 15A-1	5.000	11/15/2045	11,441,400
15,000,000	New Jersey State Transportation Trust Fund Auth. (Transit System) Ser. 08A AGC	5.500	12/15/2038	15,668,400
1,250,000	Northern Indiana Commuter Transportation District Rev. Ser. 16	5.000	07/01/2041	1,418,012
8,000,000	Washington DC Metropolitan Area Transit Auth. Gross Rev. Ser. 17B	5.000	07/01/2042	9,414,080

				68,338,861

	Water Revenue—11.9%
3,695,000	Atlanta Georgia Water & Wastewater Rev. Ser. 09-B AGM(b)	5.250	11/01/2019	3,993,260
3,305,000	Atlanta Georgia Water & Wastewater Rev. Ser. 09-B AGM	5.250	11/01/2034	3,556,114

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

118

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Water Revenue (continued)
$1,000,000	Austin Texas Water & Wastewater System Rev. Ref. Ser. 16	5.000%	11/15/2041	$1,164,140
1,000,000	Austin Texas Water & Wastewater System Rev. Ref. Ser. 16	5.000	11/15/2045	1,158,980
9,510,000	Baltimore Maryland Project (Water Projects) Rev. Sub.-Ser. 17A	5.000	07/01/2046	10,957,802
1,000,000	Birmingham Alabama Waterworks Broad Water Rev. Ref. Ser. 15A	5.000	01/01/2042	1,133,540
2,160,000	Bucks County Pennsylvania Water & Sewer Auth. System Rev. Ser. 11 AGM	5.000	12/01/2041	2,390,321
325,000	Chicago Illinois Waterworks (Second Lien) Rev. Ref. Ser. 08 AGM(b)	5.250	11/01/2018	338,140
1,925,000	Chicago Illinois Waterworks (Second Lien) Rev. Ref. Ser. 08 AGM	5.250	11/01/2033	1,981,441
200,000	City of Cape Coral Florida Water & Sewer Rev. Ref. Ser. 11 AGM	5.000	10/01/2041	223,276
6,000,000	Dallas Texas Waterworks & Sewer System Rev. Ser. 17	5.000	10/01/2046	6,994,320
5,000,000	Denver Colorado City & County Board of Water Commissioners Water (Green Bond) Rev. Ser. 17A	5.000	09/15/2047	5,928,450
2,500,000	District of Columbia Water & Sewer Auth. Public Utility (Sub.-Lien) Rev. Ref. Ser. 16A	5.000	10/01/2039	2,889,425
3,000,000	El Dorado California Irrigation District Rev. Ref. Ser. 14A AGM	5.000	03/01/2034	3,495,720
3,500,000	El Dorado California Irrigation District Rev. Ref. Ser. 14A AGM	5.250	03/01/2039	4,118,450
1,500,000	Florida Municipal Loan Council Ser. 11D AGM	5.500	10/01/2041	1,699,095
190,000	Houston Texas Utility System Combine (First Lien) Rev. Ref. Ser. 09A AGC	6.000	11/15/2035	204,657
1,275,000	Indianapolis Indiana Local Public Improvement Bond Bank (Waterworks Project) Ser. 09A AGC(b)	5.500	01/01/2019	1,340,599
5,260,000	Indianapolis Indiana Local Public Improvement Bond Bank (Waterworks Project) Ser. 09A AGC	5.500	01/01/2038	5,516,162
1,500,000	Los Angeles California Department of Water & Power Ref. Ser. 16A	5.000	07/01/2046	1,738,110
8,000,000	Los Angeles California Department of Water & Power Rev. Ser. 12B	5.000	07/01/2043	9,040,560
10,000,000	Massachusetts State Water Resources Auth. (Green Bonds) Ref. Ser. 16C	5.000	08/01/2040	11,738,300
1,000,000	Miami-Dade County Florida Water & Sewer System Rev. Ser. 10 AGM	5.000	10/01/2027	1,100,620
20,000,000	Miami-Dade County Florida Water & Sewer System Rev. Ser. 10 AGM	5.000	10/01/2029	21,976,200
1,500,000	Miami-Dade County Florida Water & Sewer System Rev. Ser. 10 AGM	4.625	10/01/2030	1,625,535
600,000	New York City Municipal Water Finance Auth. Rev. Ref. Ser. 14EE	5.000	06/15/2036	701,742
5,000,000	New York City Municipal Water Finance Auth. Water & Sewer System (Second General Resolution Fiscal 2009) Rev. Ser. 09EE	5.000	06/15/2039	5,289,650
6,095,000	New York City Municipal Water Finance Auth. Water & Sewer System (Second General Resolution Fiscal 2009) Rev. Ser. 09GG-1	5.250	06/15/2032	6,494,710
3,295,000	New York City Municipal Water Finance Auth. Water & Sewer System (Second General Resolution Fiscal 2012) Rev. Ser. 11BB	5.000	06/15/2044	3,722,955
10,205,000	New York City Municipal Water Finance Auth. Water & Sewer System (Second General Resolution Fiscal 2012) Rev. Ser. 12CC	5.000	06/15/2045	11,530,425
9,640,000	New York City Municipal Water Finance Auth. Water & Sewer System (Second General Resolution Fiscal 2013) Rev. Ser. 12BB	5.000	06/15/2047	10,909,974
500,000	New York City Municipal Water Finance Auth. Water & Sewer System (Second General Resolution Fiscal 2013) Rev. Ser. 13EE	5.000	06/15/2047	570,490
11,180,000	New York City Municipal Water Finance Auth. Water & Sewer System (Second General Resolution Fiscal 2014) Rev. Ser. 14CC-1	5.000	06/15/2047	12,765,212
1,000,000	New York City Municipal Water Finance Auth. Water & Sewer System (Second General Resolution) Rev. Ser. 08DD	6.000	06/15/2040	1,031,230
5,750,000	New York City Municipal Water Finance Auth. Water & Sewer System Rev. Ref. Ser. 17EE	5.000	06/15/2037	6,842,155
5,000,000	North Fort Bend Texas Water Auth. (Water System) Rev. Ser. 09 AGC	5.250	12/15/2034	5,376,550
2,500,000	North Fort Bend Texas Water Auth. (Water System) Rev. Ser. 11 AGM	5.000	12/15/2036	2,747,250
2,000,000	North Sumter County Florida Utility Dependent District Utility Rev. Ser. 10 AGM	5.375	10/01/2040	2,211,060
875,000	Philadelphia Pennsylvania Water & Wastewater Rev. Ser. 10C AGM	5.000	08/01/2040	947,739
285,000	Port St. Lucie Florida Utility System Rev. Ref. Ser. 09 AGC	5.000	09/01/2035	293,846
4,050,000	Puerto Rico Commonwealth Aqueduct & Sewer Auth. (Senior Lien) Rev. Ser. 08A AGC	5.125	07/01/2047	4,076,122
1,000,000	San Jacinto Texas River Auth. Special Project (GRP Project) Rev. Ser. 11 AGM	5.000	10/01/2037	1,060,700
1,000,000	Texas State Water Development Board (State Water Implementation Rev. Fund For Texas) Ser. 16	5.000	10/15/2046	1,163,670
3,910,000	Texas State Water Development Board Ser. 15A	5.000	10/15/2045	4,525,473
1,000,000	Wyandotte County Kansas City Government Utility System Improvement Rev. Ser. 16A	5.000	09/01/2040	1,146,880
1,500,000	Wyandotte County Kansas City Government Utility System Improvement Rev. Ser. 16A	5.000	09/01/2045	1,711,290

				191,422,340

	Total Investments in Securities (Cost $1,534,015,145)(c)—98.6%			1,589,183,012
	Other assets less liabilities—1.4%			22,075,260

	Net Assets—100.0%			$1,611,258,272

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

119

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

October 31, 2017

Investment Abbreviations:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

Auth.—Authority

BAM—Build America Mutual

BHAC—Berkshire Hathaway Assurance Corp.

COP—Certificate of Participation

GTD—Grant To Date

NATL—National Public Finance Guarantee Corp.

PILOT—Payment-in-lieu-of-taxes

PSF-GTD—Permanent School Fund Guaranteed

RAC—Revenue Anticipation Certificates

Ref.—Refunding

Rev.—Revenue

Ser.—Series

Sub.—Subordinated

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2017 represented less than 1% of the Fund’s Net Assets.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	The following table provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio, as of October 31, 2017. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations.

Entities	Percentage of Total Investments
Assured Guaranty Municipal Corp.	18.6%
Assured Guaranty Corp.	6.3

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

120

Schedule of Investments

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—98.6%
	Ad Valorem Property Tax—4.1%
$2,000,000	New York City New York Ser. 16B-1	4.000%	12/01/2043	$2,115,480
500,000	New York City New York Sub.-Ser. 16A-1	5.000	08/01/2038	583,530

				2,699,010

	College & University Revenue—17.0%
1,000,000	Build New York City Resource Corp. (New York Law School Project) Rev. Ref. Ser. 16	5.000	07/01/2041	1,118,470
1,000,000	Build NYC Resource Corporation New York (Manhattan College Project) Rev. Ref. Ser. 17	5.000	08/01/2047	1,144,250
1,500,000	New York State Dormitory Auth. (New York University) Rev. Ser. 01 AMBAC	5.500	07/01/2040	2,040,495
1,500,000	New York State Dormitory Auth. (The New School) Rev. Ser. 10 AGM(a)	5.500	07/01/2020	1,667,325
1,000,000	New York State Dormitory Auth. Non State Supported Debt (Columbia University) Rev. Ser. 17A	5.000	10/01/2047	1,361,470
500,000	New York State Dormitory Auth. Non State Supported Debt (Fordham University) Rev. Ser. 08B AGC(a)	5.000	07/01/2018	513,160
2,000,000	New York State Dormitory Auth. Non State Supported Debt (Icahn School of Medicine at Mount Sinai) Rev. Ref. Ser. 15A	5.000	07/01/2035	2,267,580
1,000,000	New York State Dormitory Auth. Non State Supported Debt (The New School Project) Rev. Ref. Ser. 16A	5.000	07/01/2046	1,132,600

				11,245,350

	Electric Power Revenue—11.7%
1,000,000	Guam Power Auth. Rev. Ser. 12A AGM	5.000	10/01/2030	1,110,990
2,000,000	Long Island Power Auth. New York Electric Systems Rev. Ref. Ser. 14A	5.000	09/01/2044	2,262,460
185,000	New York State Power Auth. Rev. Ser. 07A NATL	4.500	11/15/2047	185,507
1,500,000	Utility Debt Securitization Auth. New York (Restructuring) Ser. 13TE	5.000	12/15/2041	1,740,135
2,000,000	Utility Debt Securitization Auth. New York (Restructuring) Ser. 17	5.000	12/15/2038	2,403,060

				7,702,152

	Health, Hospital, Nursing Home Revenue—5.0%
500,000	Dutchess County New York Local Development Corp. (Health Quest Systems Inc. Project) Rev. Ser. 16B	5.000	07/01/2046	564,785
1,500,000	New York State Dormitory Auth. Non State Supported Debt (New York University Hospitals Center) Rev. Ref. Ser. 15	5.000	07/01/2034	1,729,815
935,000	New York State Dormitory Auth. State Supported Debt (Mental Health Services Facilities Improvement) Rev. Ser. 08A AGM(a)	5.000	08/15/2018	964,425
65,000	New York State Dormitory Auth. State Supported Debt (Mental Health Services Facilities Improvement) Rev. Ser. 08A AGM	5.000	02/15/2038	66,920

				3,325,945

	Highway Tolls Revenue—7.0%
1,000,000	New York State Thruway Auth. General (Junior Indebtedness Obligation-Junior Lien) Rev. Ser. 16A	5.000	01/01/2046	1,139,940
600,000	New York State Thruway Auth. General Rev. Ser. 07H NATL	5.000	01/01/2037	603,306
1,000,000	New York Triborough Bridge & Tunnel Auth. General Rev. Ref. Ser. 17B	5.000	11/15/2038	1,194,080
1,470,000	New York Triborough Bridge & Tunnel Auth. General Rev. Ser. 16A	5.000	11/15/2046	1,710,389

				4,647,715

	Hotel Occupancy Tax—3.3%
1,885,000	New York State Convention Center Development Corp. (Hotel Unit Fee Secured) Rev. Ref. Ser. 15	5.000	11/15/2040	2,171,313

	Income Tax Revenue—10.4%
1,000,000	New York City Transitional Finance Auth. Rev. Sub.-Ser. 17B-1	5.000	08/01/2045	1,167,900
1,000,000	New York State Dormitory Auth. Personal Income Tax (General Purpose) Rev. Ser. 10F	5.000	02/15/2035	1,077,410
2,170,000	New York State Dormitory Auth. Personal Income Tax (General Purpose) Rev. Ser. 11C	5.000	03/15/2041	2,402,754
785,000	New York State Dormitory Auth. Personal Income Tax (General Purpose) Rev. Ser. 12B	5.000	03/15/2037	890,441
1,200,000	New York State Dormitory Auth. Personal Income Tax (General Purpose) Rev. Ser. 12B	5.000	03/15/2042	1,352,556

				6,891,061

	Industrial Revenue—3.3%
2,000,000	New York State Liberty Development Corp. (4 World Trade Center Project) Rev. Ref. Ser. 11	5.000	11/15/2044	2,206,980

	Lease Revenue—3.7%
1,000,000	MTA Hudson Rail Yards Trust Obligations Rev. Ser. 16A	5.000	11/15/2046	1,064,310
1,240,000	MTA Hudson Rail Yards Trust Obligations Rev. Ser. 16A	5.000	11/15/2051	1,358,296

				2,422,606

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

121

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Miscellaneous Revenue—10.9%
$2,000,000	Brooklyn Arena New York Local Development Corp. PILOT (Barclays Center Project) Rev. Ref. Ser. 16A	5.000%	07/15/2042	$2,237,540
2,500,000	New York City Industrial Development Agency (Queens Baseball Stadium PILOT) Rev. Ser. 09 AGC	6.500	01/01/2046	2,649,025
1,000,000	New York City Transitional Finance Auth. Building Aid (Fiscal 2015) Rev. Ser. 15S-2	5.000	07/15/2035	1,171,850
1,000,000	New York City Transitional Finance Auth. Building Aid Rev. Ser. 16S-1	5.000	07/15/2043	1,148,350

				7,206,765

	Port, Airport & Marina Revenue—1.8%
1,000,000	Port Auth. of New York & New Jersey Ref. Ser. 15-194	5.250	10/15/2055	1,160,430

	Recreational Revenue—3.3%
2,000,000	New York City Industrial Development Agency (Yankee Stadium PILOT) Rev. Ser. 09 AGC	7.000	03/01/2049	2,149,300

	Sales Tax Revenue—7.4%
1,000,000	New York State Dormitory Auth. Sales Tax Supported Debt Rev. Ser. 14A	5.000	03/15/2034	1,170,080
1,435,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. First Sub.-Ser. 10C AGM	5.125	08/01/2042	1,487,865
2,000,000	Sales Tax Asset Receivables Corp. (Fiscal 2015) Ref. Ser. 14A	4.000	10/15/2032	2,233,640

				4,891,585

	Transit Revenue—4.3%
1,000,000	Metropolitan Transportation Auth. New York (Green Bonds) Rev. Ser. 16A-1	5.250	11/15/2056	1,162,600
1,500,000	Metropolitan Transportation Auth. New York Rev. Ser. 11A AGM	5.000	11/15/2036	1,691,670

				2,854,270

	Water Revenue—5.4%
1,000,000	New York City Municipal Finance Auth. Water & Sewer System (Second General Resolution Fiscal 2014) Rev. Ser. 13BB	5.000	06/15/2046	1,142,110
1,000,000	New York City Municipal Finance Auth. Water & Sewer System Rev. Ref. Ser. 17EE	5.250	06/15/2037	1,220,420
1,000,000	New York State Environmental Facilities Corp. (State Clean Water & Drinking Water Sub. SRF Bonds) Ref. Ser. 16A	5.000	06/15/2041	1,178,310

				3,540,840

	Total Investments in Securities (Cost $63,435,827)(b)—98.6%			65,115,322
	Other assets less liabilities—1.4%			945,305

	Net Assets—100.0%			$66,060,627

Investment Abbreviations:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

Auth.—Authority

NATL—National Public Finance Guarantee Corp.

PILOT—Payment-in-lieu-of-taxes

Ref.—Refunding

Rev.—Revenue

Ser.—Series

SRF—State Revolving Fund

Sub.—Subordinated

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	The following table provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio, as of October 31, 2017. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations.

Entities	Percentage of Total Investments
Assured Guaranty Municipal Corp.	10.7%
Assured Guaranty Corp.	8.2

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

122

Schedule of Investments(a)

PowerShares Preferred Portfolio (PGX)

October 31, 2017

Number of Shares		Value
	Preferred Stocks and Other Equity Interests—99.8%
	Banks—42.1%
170,592	Associated Banc-Corp., 5.38%, Series D(b)	$4,223,858
1,311,010	Bank of America Corp., 6.00%, Series EE(b)	34,649,994
1,597,675	Bank of America Corp., 6.20%, Series CC	42,817,690
311,755	Bank of America Corp., 6.20%, Series D	8,061,984
2,063,731	Bank of America Corp., 6.38%, Series 3	53,657,006
3,087,448	Bank of America Corp., 6.50%, Series Y(b)	82,620,108
1,043,580	Bank of America Corp., 6.63%, Series I	27,143,516
2,238,138	Bank of America Corp., 6.63%, Series W	60,429,726
5,206,678	Barclays Bank PLC, 8.13%, Series 5 (United Kingdom)(b)	138,914,169
590,953	BB&T Corp., 5.63%(b)	15,807,993
3,442,522	BB&T Corp., 5.63%, Series E	87,922,012
463,580	BB&T Corp., 5.85%	11,886,191
225,121	BOK Financial Corp., 5.38%	5,733,832
998,804	Citigroup Capital XIII, 7.75% (3 mo. USD LIBOR + 6.37%)(c)	27,187,445
1,576,091	Citigroup, Inc., 6.30%, Series S	42,664,783
3,105,734	Citigroup, Inc., 6.88%, Series K	89,724,655
987,786	Citigroup, Inc., 6.88%, Series L	26,660,344
119,271	Citigroup, Inc., 7.13%, Series J	3,435,005
244,821	Commerce Bancshares, Inc., 6.00%, Series B	6,477,964
2,044,224	Countrywide Capital V, 7.00%	52,495,672
229,569	Cullen/Frost Bankers, Inc., 5.38%	5,828,757
707,829	Fifth Third Bancorp, 6.63%, Series I	20,166,048
137,083	First Horizon National Corp., 6.20%, Series A	3,512,066
57,228	First Republic Bank, 5.13%, Series H	1,445,007
300,871	First Republic Bank, 5.50%, Series D	7,603,010
203,060	First Republic Bank, 5.50%, Series G	5,226,764
228,298	First Republic Bank, 5.70%, Series F(b)	6,065,878
242,598	First Republic Bank, 7.00%, Series E	6,465,237
231,083	Hancock Holding Co., 5.95%	6,052,064
5,626,945	HSBC Holdings PLC, 8.00%, Series 2 (United Kingdom)	151,364,820
5,070,717	HSBC Holdings PLC, 8.13% (United Kingdom)(b)	138,075,624
129,765	Huntington Bancshares, Inc., 5.88%, Series C	3,364,806
741,409	Huntington Bancshares, Inc., 6.25%, Series D	20,581,514
84,271	ING Groep NV, 6.13% (Netherlands)	2,165,765
522,741	ING Groep NV, 6.38% (Netherlands)	13,434,444
1,520,566	JPMorgan Chase & Co., 5.45%, Series P(b)	38,257,441
959,854	JPMorgan Chase & Co., 5.50%, Series O	24,092,335
1,932,861	JPMorgan Chase & Co., 6.10%, Series AA	51,955,304
2,946,966	JPMorgan Chase & Co., 6.13%, Series Y	78,978,689
2,113,864	JPMorgan Chase & Co., 6.15%, Series BB(b)	57,116,605
1,048,806	JPMorgan Chase & Co., 6.30%, Series W(b)	27,908,728
1,192,064	JPMorgan Chase & Co., 6.70%, Series T	31,887,712
763,582	KeyCorp, 6.13%, Series E(b)	22,288,959
368,510	People’s United Financial, Inc., 5.63%, Series A(b)	9,935,030

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Banks (continued)
2,814,717	PNC Financial Services Group, Inc. (The), 6.13%, Series P	$79,431,314
771,587	Regions Financial Corp., 6.38%, Series A	19,598,310
748,026	Regions Financial Corp., 6.38%, Series B	21,206,537
1,268,332	Royal Bank of Scotland Group PLC, 6.60%, Series S (United Kingdom)	32,532,716
182,520	Santander Finance Preferred SAU, 6.50% (Spain)	4,694,414
211,692	Sterling Bancorp, 6.50%, Series A	5,533,629
707,586	SunTrust Banks, Inc., 5.88%, Series E	18,107,126
242,312	TCF Financial Corp., 5.70%, Series C	6,227,418
163,123	TCF Financial Corp., 6.45%, Series B	4,192,261
387,761	Texas Capital Bancshares, Inc., 6.50%, Series A	9,926,682
230,728	U.S. Bancorp, 5.15%, Series H(b)	5,925,095
713,910	U.S. Bancorp, 6.50%, Series F	20,546,330
158,520	Valley National Bancorp, 5.50%, Series B	4,184,928
193,328	Valley National Bancorp, 6.25%, Series A(b)	5,326,186
172,245	Webster Financial Corp., 6.40%, Series E	4,362,966
775,992	Wells Fargo & Co., 5.13%, Series O	19,423,080
791,933	Wells Fargo & Co., 5.20%(b)	19,845,841
1,731,768	Wells Fargo & Co., 5.50%, Series X(b)	44,004,225
1,059,265	Wells Fargo & Co., 5.63%, Series Y	27,329,037
1,290,317	Wells Fargo & Co., 5.70%, Series W	33,251,469
2,253,387	Wells Fargo & Co., 5.85%, Series Q	61,382,262
1,120,829	Wells Fargo & Co., 6.00%, Series T	29,298,470
1,433,902	Wells Fargo & Co., 6.00%, Series V	37,855,013
991,704	Wells Fargo & Co., 6.63%	28,372,651
5,210,134	Wells Fargo & Co., 8.00%, Series J	132,962,620
196,245	Wintrust Financial Corp., 6.50%, Series D	5,492,897
358,227	Zions Bancorp, 5.75%, Series H	9,263,750

		2,246,563,781

	Capital Markets—16.0%
433,869	Apollo Global Management LLC, 6.38%(b)	11,380,384
464,686	Apollo Investment Corp., 6.88%(b)	12,007,486
466,004	Ares Management LP, 7.00%, Series A	12,498,227
899,618	Bank of New York Mellon Corp. (The), 5.20%(b)	22,706,358
137,193	BGC Partners, Inc., 8.13%	3,560,158
605,780	Carlyle Group LP (The), 5.88%, Series A	15,320,176
1,043,782	Charles Schwab Corp. (The), 5.95%, Series D	28,599,627
750,784	Charles Schwab Corp. (The), 6.00%, Series B	19,054,898
943,614	Charles Schwab Corp. (The), 6.00%, Series C	25,864,460
1,317,354	Deutsche Bank Contingent Capital Trust III, 7.60% (Germany)	34,303,898
4,711,236	Deutsche Bank Contingent Capital Trust V, 8.05% (Germany)	124,235,293
1,883,336	Goldman Sachs Group, Inc. (The), 5.50%, Series J(b)	50,567,572
1,056,142	Goldman Sachs Group, Inc. (The), 5.95%, Series I(b)	26,424,673

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

123

PowerShares Preferred Portfolio (PGX) (continued)

October 31, 2017

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Capital Markets (continued)
806,991	Goldman Sachs Group, Inc. (The), 6.20%, Series B(b)	$20,578,271
816,944	Goldman Sachs Group, Inc. (The), 6.30%, Series N(b)	22,310,741
1,223,813	Goldman Sachs Group, Inc. (The), 6.38%, Series K	35,147,909
276,875	KKR & Co. LP, 6.50%, Series B	7,572,531
499,076	KKR & Co. LP, 6.75%, Series A	13,719,599
658,650	KKR Financial Holdings LLC, 7.38%, Series A	16,709,951
667,315	Legg Mason, Inc., 5.45%	16,782,972
499,353	Legg Mason, Inc., 6.38%	13,347,706
1,586,921	Morgan Stanley, 5.85%, Series K	42,846,867
1,599,737	Morgan Stanley, 6.38%, Series I	44,792,636
1,182,353	Morgan Stanley, 6.63%, Series G	31,663,413
822,379	Morgan Stanley, 6.88%, Series F	23,478,920
1,171,544	Morgan Stanley, 7.13%, Series E(b)	33,916,199
625,203	Northern Trust Corp., 5.85%, Series C	16,586,636
191,956	OM Asset Management PLC, 5.13%	4,789,302
246,842	Prospect Capital Corp., 6.25%	6,319,155
155,021	Solar Capital Ltd., 6.75%(b)	3,914,280
695,536	State Street Corp., 5.25%, Series C	17,513,597
601,147	State Street Corp., 5.35%, Series G	16,351,198
1,243,532	State Street Corp., 5.90%, Series D(b)	34,458,272
1,190,896	State Street Corp., 6.00%, Series E(b)	32,070,829
261,016	Stifel Financial Corp., 5.20%	6,520,180
225,757	Stifel Financial Corp., 6.25%, Series A	6,039,000

		853,953,374

	Chemicals—0.1%
71,248	E.I. du Pont de Nemours & Co., 4.50%, Series B	7,409,792

	Commercial Services & Supplies—0.4%
247,078	NuStar Logistics LP, 7.63%	6,206,600
669,572	Pitney Bowes, Inc., 6.70%	17,214,696

		23,421,296

	Consumer Finance—3.2%
890,922	Capital One Financial Corp., 5.20%, Series G	22,192,867
1,346,761	Capital One Financial Corp., 6.00%, Series B	34,194,262
747,405	Capital One Financial Corp., 6.00%, Series H	19,903,395
797,956	Capital One Financial Corp., 6.20%, Series F(b)	21,560,771
712,630	Capital One Financial Corp., 6.25%, Series C	19,027,221
733,763	Capital One Financial Corp., 6.70%, Series D	19,848,289
877,490	Discover Financial Services, 6.50%, Series B	22,288,246
498,646	Navient Corp., 6.00%	12,092,166

		171,107,217

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Diversified Telecommunication Services—4.1%
815,000	AT&T, Inc., 5.35%	$20,578,750
1,567,128	Qwest Corp., 6.13%(b)	39,773,709
1,506,437	Qwest Corp., 6.50%	38,037,534
560,224	Qwest Corp., 6.63%	14,364,143
841,493	Qwest Corp., 6.75%	21,458,072
674,736	Qwest Corp., 6.88%	17,347,463
276,496	Qwest Corp., 7.00%(b)	7,249,725
558,513	Qwest Corp., 7.00%	14,158,305
664,458	Qwest Corp., 7.00%(b)	16,857,299
223,685	Qwest Corp., 7.50%(b)	5,786,731
778,286	Verizon Communications, Inc., 5.90%(b)	20,935,893

		216,547,624

	Electric Utilities—6.3%
350,356	Alabama Power Co., 5.00%, Series A(b)	8,944,589
785,248	Duke Energy Corp., 5.13%	20,086,644
424,853	Entergy Arkansas, Inc., 4.88%	10,642,568
44,804	Entergy Arkansas, Inc., 4.90%	1,127,717
345,886	Entergy Louisiana LLC, 4.88%	8,626,397
397,895	Entergy Louisiana LLC, 5.25%	9,987,164
417,144	Entergy Mississippi, Inc., 4.90%	10,411,914
390,973	Entergy New Orleans, Inc., 5.50%	10,091,013
635,505	Entergy Texas, Inc., 5.63%(b)	16,497,710
407,319	Georgia Power Co., 5.00%, Series 2017	10,182,975
308,381	Interstate Power & Light Co., 5.10%, Series D	7,900,721
1,170,036	NextEra Energy Capital Holdings, Inc., 5.00%(b)	29,590,210
951,728	NextEra Energy Capital Holdings, Inc., 5.13%, Series I	24,059,684
754,759	NextEra Energy Capital Holdings, Inc., 5.25%, Series K(b)	19,389,759
182,165	Pacific Gas & Electric Co., 6.00%, Series A	5,506,848
690,645	PPL Capital Funding, Inc., 5.90%, Series B	17,604,541
271,606	SCE Trust III, 5.75%, Series H(b)	7,303,485
482,256	SCE Trust IV, 5.38%, Series J	13,030,557
433,156	SCE Trust V, 5.45%, Series K	11,881,469
856,854	SCE Trust VI, 5.00%	21,592,721
1,184,919	Southern Co. (The), 5.25%	30,061,395
1,555,624	Southern Co. (The), 6.25%	41,970,735

		336,490,816

	Equity REITs—9.1%
217,592	American Homes 4 Rent, 5.88%, Series F	5,602,994
167,930	American Homes 4 Rent, 5.88%, Series G(b)	4,366,180
148,460	Boston Properties, Inc., 5.25%(b)	3,876,290
404,788	CBL & Associates Properties, Inc., 7.38%, Series D(b)	9,990,168
263,632	DDR Corp., 6.25%, Series K	6,632,981
183,754	DDR Corp., 6.38%, Series A	4,674,702
327,862	DDR Corp., 6.50%, Series J	8,271,958
291,437	Digital Realty Trust, Inc., 5.25%, Series J(b)	7,283,011
438,793	Digital Realty Trust, Inc., 5.88%, Series G(b)	11,197,997
373,859	Digital Realty Trust, Inc., 6.35%, Series I(b)	10,187,658

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

124

PowerShares Preferred Portfolio (PGX) (continued)

October 31, 2017

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Equity REITs (continued)
275,686	Digital Realty Trust, Inc., 6.63%, Series C	$7,666,828
501,333	Digital Realty Trust, Inc., 7.38%, Series H	13,380,578
166,378	EPR Properties, 6.63%, Series F	4,204,372
290,923	Equity Commonwealth, 5.75%	7,302,167
201,400	Federal Realty Investment Trust, 5.00%, Series C	4,934,300
482,788	Government Properties Income Trust, 5.88%	12,480,070
357,339	Kimco Realty Corp., 5.13%, Series L(b)	8,876,301
197,750	Kimco Realty Corp., 5.50%, Series J	4,967,480
345,314	Kimco Realty Corp., 6.00%, Series I	8,701,913
508,179	National Retail Properties, Inc., 5.20%, Series F(b)	12,760,375
500,810	National Retail Properties, Inc., 5.70%, Series E(b)	13,066,133
450,208	PS Business Parks, Inc., 5.20%, Series W(b)	11,390,262
362,958	PS Business Parks, Inc., 5.25%, Series X	9,128,394
244,087	PS Business Parks, Inc., 5.70%, Series V	6,177,842
234,831	PS Business Parks, Inc., 6.00%, Series T	5,931,831
936,759	Public Storage, 4.90%, Series E(b)	23,372,137
632,388	Public Storage, 4.95%, Series D(b)	15,853,967
409,258	Public Storage, 5.05%, Series G(b)	10,366,505
481,455	Public Storage, 5.13%, Series C(b)	12,262,659
380,285	Public Storage, 5.15%, Series F	9,583,182
529,970	Public Storage, 5.20%, Series W	13,402,941
961,221	Public Storage, 5.40%, Series B	24,837,951
302,869	Public Storage, 5.88%, Series A	8,110,832
395,360	Public Storage, 6.00%, Series Z(b)	10,666,813
260,328	Public Storage, 6.38%, Series Y	6,898,692
222,502	Sabra Health Care REIT, Inc., 7.13%, Series A	5,696,051
569,736	Senior Housing Properties Trust, 5.63%	14,351,650
387,431	Senior Housing Properties Trust, 6.25%	10,421,894
374,565	SL Green Realty Corp., 6.50%, Series I	9,469,003
254,731	Spirit Realty Capital, Inc., 6.00%, Series A	6,276,572
410,117	Ventas Realty LP/Ventas Capital Corp., 5.45%	10,371,859
1,674,843	VEREIT, Inc., 6.70%, Series F	42,825,735
253,944	Vornado Realty Trust, 5.40%, Series L	6,424,783
574,983	Vornado Realty Trust, 5.70%, Series K	14,627,567
837,476	Vornado Realty Trust, 6.63%, Series I	21,389,137
162,519	Washington Prime Group, Inc., 6.88%, Series I	4,062,975

		484,325,690

	Industrial Conglomerates—1.6%
1,391,183	General Electric Co., 4.70%	35,266,489
1,086,195	General Electric Co., 4.88%	27,252,633
917,838	General Electric Co., 4.88%(b)	22,991,842

		85,510,964

	Insurance—11.3%
2,033,553	Aegon NV, 6.38% (Netherlands)	52,669,023
1,013,019	Aegon NV, 8.00% (Netherlands)	26,622,139
777,092	Aflac, Inc., 5.50%	19,629,344
705,453	Allstate Corp. (The), 5.10%	18,821,486

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Insurance (continued)
487,590	Allstate Corp. (The), 5.63%	$12,482,304
380,609	Allstate Corp. (The), 6.25%, Series F	10,265,025
1,332,980	Allstate Corp. (The), 6.63%, Series E	35,763,853
576,813	Allstate Corp. (The), 6.75%, Series C	15,158,646
178,718	American Financial Group, Inc., 6.00%	4,677,050
448,970	American Financial Group, Inc., 6.25%	11,785,462
731,349	Arch Capital Group Ltd., 5.25%, Series E(b)	18,217,904
315,525	Arch Capital Group Ltd., 5.45%, Series F(b)	7,995,403
115,534	Arch Capital Group Ltd., 6.75%, Series C	2,929,942
198,996	Argo Group US, Inc., 6.50%	5,046,539
418,572	Aspen Insurance Holdings Ltd., 5.63% (Bermuda)	10,602,429
314,833	Aspen Insurance Holdings Ltd., 5.95% (Bermuda)	8,481,601
522,125	Assured Guaranty Municipal Holdings, Inc., 6.25%(b)	13,747,551
292,034	Axis Capital Holdings Ltd., 5.50%, Series D	7,362,177
883,842	Axis Capital Holdings Ltd., 5.50%, Series E(b)	22,387,718
281,243	Hanover Insurance Group, Inc. (The), 6.35%	7,163,259
962,373	Hartford Financial Services Group, Inc. (The), 7.88%(b)	28,803,824
237,416	Kemper Corp., 7.38%	6,282,027
230,881	Maiden Holdings Ltd., 6.70%, Series D	5,772,025
237,286	Maiden Holdings Ltd., 7.13%, Series C(b)	6,159,945
470,458	Maiden Holdings Ltd., 8.25%, Series A	12,067,248
232,710	Maiden Holdings North America Ltd., 7.75%(b)	6,171,469
588,803	PartnerRe Ltd., 5.88%, Series I (Bermuda)(b)	15,791,696
549,245	PartnerRe Ltd., 7.25%, Series H (Bermuda)	15,994,014
1,130,881	Prudential Financial, Inc., 5.70%	29,063,642
837,155	Prudential Financial, Inc., 5.75%	21,280,480
824,519	Prudential PLC, 6.50% (United Kingdom)	21,783,792
619,934	Reinsurance Group of America, Inc., 5.75%(b)	17,234,165
653,442	Reinsurance Group of America, Inc., 6.20%(b)	18,329,048
620,203	RenaissanceRe Holdings Ltd., 5.38%, Series E (Bermuda)	15,877,197
293,352	Selective Insurance Group, Inc., 5.88%	7,509,811
160,868	Torchmark Corp., 5.88%	4,090,873
513,689	Torchmark Corp., 6.13%	13,967,204
348,828	Validus Holdings Ltd., 5.80%, Series B	8,814,884
235,241	Validus Holdings Ltd., 5.88%, Series A	6,040,989
554,888	W.R. Berkley Corp., 5.63%(b)	13,861,102
507,665	W.R. Berkley Corp., 5.75%	13,351,590
125,704	W.R. Berkley Corp., 5.90%	3,295,959

		603,351,839

	Internet Software & Services—0.6%
1,166,775	eBay, Inc., 6.00%	31,596,267

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

125

PowerShares Preferred Portfolio (PGX) (continued)

October 31, 2017

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Machinery—0.6%
1,189,096	Stanley Black & Decker, Inc., 5.75%	$30,179,256

	Media—0.2%
436,571	Comcast Corp., 5.00%	11,128,195

	Mortgage REITs—0.3%
518,767	Wells Fargo Real Estate Investment Corp., 6.38%, Series A	13,747,326

	Multi-Utilities—1.6%
1,261,570	Dominion Energy, Inc., 5.25%, Series A	31,955,568
466,294	DTE Energy Co., 5.38%, Series B(b)	12,002,408
777,723	DTE Energy Co., 6.00%, Series F	21,231,838
606,521	Integrys Holding, Inc., 6.00%	17,134,218

		82,324,032

	Oil, Gas & Consumable Fuels—0.5%
384,279	NuStar Energy LP, 7.63%, Series B(b)	9,779,900
367,617	NuStar Energy LP, 8.50%, Series A	9,649,946
196,426	Targa Resources Partners LP, 9.00%, Series A	5,187,611

		24,617,457

	Thrifts & Mortgage Finance—0.4%
790,449	New York Community Bancorp, Inc., 6.38%, Series A	22,077,241

	Trading Companies & Distributors—0.1%
220,127	GATX Corp., 5.63%	5,692,704

	Wireless Telecommunication Services—1.3%
460,481	Telephone & Data Systems, Inc., 5.88%	11,640,960
851,729	Telephone & Data Systems, Inc., 6.63%	21,914,987
558,579	United States Cellular Corp., 6.95%	14,176,735
408,797	United States Cellular Corp., 7.25%	10,890,352
476,467	United States Cellular Corp., 7.25%	12,774,080

		71,397,114

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $5,235,999,141)—99.8%	5,321,441,985

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.4%
74,652,058	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(d)(e) (Cost $74,652,058)	74,652,058

	Total Investments in Securities (Cost $5,310,651,199)—101.2%	5,396,094,043
	Other assets less liabilities—(1.2)%	(62,558,600)

	Net Assets—100.0%	$5,333,535,443

Investment Abbreviations:

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at October 31, 2017.
(c)	Variable rate coupon. Stated interest rate was in effect at October 31, 2017.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

126

Schedule of Investments

PowerShares Taxable Municipal Bond Portfolio (BAB)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—97.3%
	Ad Valorem Property Tax—18.4%
$3,000,000	Anchorage Alaska Ser. 10A-2	5.910%	04/01/2030	$3,224,970
1,500,000	Bexar County Texas Ser. 10	5.755	06/15/2040	1,586,085
14,890,000	California State Highway Safety Air Quality Remarketed Ser. 09B	6.509	04/01/2039	17,010,783
8,505,000	California State Ser. 09	7.350	11/01/2039	12,622,270
1,010,000	Carson City Nevada (Water Improvement) Ser. 10A	6.662	11/01/2039	1,060,894
2,000,000	Channelview Texas Independent School District Ser. 10 PSF-GTD	5.926	08/15/2035	2,087,400
2,000,000	Chicago Illinois (Recovery Zone Economic Development) Ser. 10D	6.257	01/01/2040	2,084,540
2,000,000	Chicago Illinois (Taxable Project) Ser. 10B	7.517	01/01/2040	2,321,780
6,205,000	Chicago Illinois Ser. 10C	6.207	01/01/2036	6,427,511
1,500,000	Clark County Nevada Las Vegas Convention and Visitors Auth. Ser. 10A	6.554	07/01/2030	1,841,160
1,620,000	Clark County Nevada Las Vegas Convention and Visitors Auth. Ser. 10A	6.754	07/01/2038	2,101,966
4,560,000	Clark County Nevada Ser. 10	7.000	07/01/2038	5,152,754
4,955,000	Commonwealth of Pennsylvania First Ser. 10B	4.650	02/15/2026	5,431,721
1,600,000	Cook County Illinois Community Consolidated (School District No. 65) Ser. 09	4.400	12/01/2020	1,603,056
700,000	Corpus Christi Texas Independent School District (School Building) Ser. 10B PSF-GTD	6.124	08/15/2032	772,135
5,170,000	Dallas Texas Independent School District Ser. 10C PSF-GTD	6.450	02/15/2035	5,846,288
200,000	Delaware State Ser. 09D	5.200	10/01/2026	212,292
500,000	Denver Colorado City & County School District No. 1 Ser. 09C	5.664	12/01/2033	625,685
1,000,000	Douglas County Nevada School District Ser. 10A PSF-GTD	6.110	04/01/2030	1,048,760
605,000	Hallettsville Texas Independent School Ser. 10 PSF-GTD	6.265	08/15/2030	657,859
1,000,000	Hallettsville Texas Independent School Ser. 10 PSF-GTD	6.465	08/15/2035	1,067,130
1,000,000	Hawaii State Ser. 10DX	5.530	02/01/2030	1,212,480
2,000,000	Hayward California Unified School District Ser. 10 AGM	7.350	08/01/2043	2,251,100
1,000,000	Hillsborough County Florida Ser. 09B	6.350	07/01/2039	1,047,130
200,000	Itasca Illinois Ser. 09A	6.100	02/01/2034	213,702
320,000	Itasca Illinois Ser. 09A	6.200	02/01/2039	342,298
2,000,000	Kiski Pennsylvania Area School District Ser. 10 AGM	6.526	09/01/2031	2,224,140
1,000,000	Lancaster Texas Ser. 10	6.528	02/15/2040	1,074,980
1,000,000	Las Vegas Valley Nevada Water District Ser. 09A	7.100	06/01/2039	1,077,200
5,000,000	Los Angeles California Community College District Ser. 10	6.750	08/01/2049	7,620,800
500,000	Los Angeles California Unified School District Qualified School Construction Bonds (Election of 2005) Ser. 10J-1	5.981	05/01/2027	614,645
200,000	Louisville & Jefferson County Kentucky Metro Government (Recovery Zone Economic Development) Ser. 09E	5.450	11/15/2027	238,422
4,300,000	Massachusetts State Ser. 10	4.480	05/01/2024	4,781,084
1,595,000	Massachusetts State Ser. 10E	4.200	12/01/2021	1,680,588
1,500,000	Massachusetts State Ser. 16F	3.277	06/01/2046	1,443,030
1,000,000	Montgomery County Pennsylvania Ser. 10	6.030	09/01/2039	1,083,610
3,000,000	Napa Valley California University School District Ser. 10B	6.507	08/01/2043	4,044,570
1,000,000	New Orleans Louisiana Ser. 10A	8.800	12/01/2039	1,136,380
1,500,000	New York City New York Ser. 09	5.985	12/01/2036	1,932,375
1,000,000	New York City New York Ser. 09D-1	6.385	12/01/2029	1,090,430
1,000,000	New York City New York Ser. 10	5.646	06/01/2027	1,186,130
2,710,000	New York City New York Ser. 10	5.817	10/01/2031	2,987,775
3,920,000	New York City New York Ser. 10	6.246	06/01/2035	4,328,072
8,495,000	New York City New York Ser. 10	5.968	03/01/2036	11,041,121
1,965,000	New York City New York Taxable Ser. 10F-1	6.271	12/01/2037	2,637,384
960,000	North Las Vegas Nevada Ser. 10	5.372	06/01/2019	954,682
1,000,000	NYE County Nevada Ser. 10B AGM	6.300	08/01/2035	1,068,470
1,000,000	NYE County Nevada Ser. 10B AGM	6.400	08/01/2040	1,060,380
1,450,000	Peoria Illinois Community Unit (School District No. 323) Ser. 10	6.020	04/01/2028	1,552,210
1,000,000	Philadelphia Pennsylvania School District Ser. 10	6.615	06/01/2030	1,189,210
1,000,000	Quaker Valley Pennsylvania School District Ser. 10 AGM	5.959	10/01/2030	1,099,380
2,000,000	Round Rock Texas Independent School District Ser. 10 PSF-GTD	5.774	08/01/2030	2,191,680
1,000,000	Round Rock Texas Independent School District Ser. 10B	6.054	08/01/2035	1,066,640
2,000,000	San Antonio Texas Independent School District Ser. 10 PSF-GTD	6.397	08/15/2040	2,213,360
1,500,000	San Francisco California City & County Ser. 10	6.260	06/15/2030	1,946,760

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

127

PowerShares Taxable Municipal Bond Portfolio (BAB) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Ad Valorem Property Tax (continued)
$3,850,000	San Francisco California City & County Ser. 10D	6.260%	06/15/2030	$4,996,684
1,000,000	San Mateo California Union High School District Ser. 10B	6.733	09/01/2034	1,128,330
1,000,000	Snohomish County Washington Public Hospital District No. 3 (Cascade Valley Hospital) Ser. 10B	6.329	12/01/2035	1,019,070
200,000	Southwestern Community College District California Ser. 09B	7.130	08/01/2031	218,106
2,175,000	Utah State Ser. 09D	4.154	07/01/2019	2,257,193
725,000	Utah State Ser. 09D	4.554	07/01/2024	793,375
5,000,000	Utah State Ser. 10B	3.369	07/01/2021	5,205,050
15,255,000	Utah State Ser. 10B	3.539	07/01/2025	16,133,535
675,000	Wilson County Tennessee Tenth Special School District Ser. 10	6.130	04/01/2035	712,577

				178,883,177

	College & University Revenue—7.6%
4,500,000	California Infrastructure & Economic Development Bank (California Infrastructure Economic Development) Rev. Ser. 10	6.486	05/15/2049	5,876,100
900,000	California State University Rev. Ser. 10	6.484	11/01/2041	1,235,259
1,000,000	Colorado State Board Governors University Enterprise System Rev. Ser. 10	5.957	03/01/2033	1,181,630
2,000,000	Indiana University Rev. Ser. 10	5.536	06/01/2030	2,115,020
1,500,000	Indiana University Rev. Ser. 10	5.636	06/01/2035	1,575,300
5,000,000	Massachusetts State College Building Auth. Ser. 09C	5.832	05/01/2030	5,930,050
1,215,000	Mesa State College Colorado (Auxiliary Facilities Enterprise) Rev. Ser. 09B	5.800	05/15/2040	1,473,856
3,000,000	New Jersey State Educational Facilities Auth. Rev. Ser. 10	6.190	07/01/2040	3,197,850
425,000	New Mexico State University Regents Improvement Rev. Ser. 10B(a)	6.124	04/01/2020	466,425
575,000	New Mexico State University Regents Improvement Rev. Ser. 10B	6.124	04/01/2030	623,927
1,000,000	North Carolina State University at Raleigh Rev. Ser. 10B	5.927	10/01/2030	1,108,020
3,000,000	Northern Arizona University (Arizona Board of Regents) Rev. Ser. 10A	6.593	08/01/2030	3,287,790
500,000	Northern Arizona University Rev. Ser. 09A	6.687	06/01/2039	549,400
1,000,000	Pennsylvania State Higher Educational Facilities Auth. (Temple University) Rev. Ser. 10	6.141	04/01/2030	1,217,530
905,000	Rutgers The State University of New Jersey Ser. 10	5.545	05/01/2029	1,011,554
2,000,000	Texas State A&M University Fund Ref. Ser. 17B	3.660	07/01/2047	1,997,440
1,500,000	University of California Rev. Ref. Ser. 16AS	3.552	05/15/2039	1,514,025
10,745,000	University of California Rev. Ser. 10	5.946	05/15/2045	13,889,631
3,000,000	University of Hawaii Rev. Ser. 10	5.834	10/01/2030	3,305,460
5,000,000	University of Hawaii Rev. Ser. 10	6.034	10/01/2040	5,537,250
1,500,000	University of Massachusetts Building Auth. Project Rev. Ser. 10	4.550	11/01/2025	1,667,760
250,000	University of Michigan University Rev. Ser. 10A	5.513	04/01/2030	287,780
500,000	University of North Carolina University Ser. 09B	5.757	12/01/2039	532,515
500,000	University of Texas Ser. 09B	6.276	08/15/2041	537,365
10,000,000	University of Texas System Ser. 10C	4.644	08/15/2030	11,401,700
1,435,000	Washington State Biomedical Research Facilities No. 3 Ser. 10B	6.416	07/01/2030	1,801,284
250,000	Wayne State University Ser. 09B	6.536	11/15/2039	267,655

				73,589,576

	Electric Power Revenue—12.5%
7,665,000	American Municipal Power Ohio Inc. (Combined Hydroelectric Projects) Rev. Ser.10	8.084	02/15/2050	12,860,567
2,090,000	American Municipal Power Ohio Inc. (Meldahl Hydroelectric-Remarketed) Rev. Ser. 10E	6.270	02/15/2050	2,698,232
8,005,000	American Municipal Power Ohio Inc. Rev. Ser. 09	6.053	02/15/2043	10,492,634
3,395,000	American Municipal Power Ohio Inc. Rev. Ser. 10	7.499	02/15/2050	5,088,121
750,000	Benton County Washington Public Utility District No. 1 Electric Rev. Ser. 10	6.546	11/01/2030	930,825
6,500,000	Cowlitz County Washington Public Utility District No. 1 Electric Ser. 10	6.884	09/01/2032	8,465,145
2,000,000	Douglas County Washington Public Utility District No. 1 Wells Hydroelectric Ser. 10B	5.245	09/01/2030	2,258,360
2,500,000	Grant County Washington Public Utility District No. 2 (Priest Rapids Hydroelectric) Ref. Ser. 10L	5.730	01/01/2030	2,999,075
2,750,000	Grant County Washington Public Utility District No. 2 (Priest Rapids Hydroelectric) Ref. Ser. 10L	5.830	01/01/2040	3,382,830
500,000	JEA Florida Electric Systems Rev. Ser. 09F	6.406	10/01/2034	632,225
8,000,000	Los Angeles California Department of Water & Power Rev. Ser. 10	6.166	07/01/2040	8,800,880
1,500,000	Los Angeles California Department of Water & Power Rev. Ser. 10	7.000	07/01/2041	1,735,335
500,000	Missouri Joint Municipal Electric Utility Commission Power Project Rev. Ser. 09A	6.790	01/01/2029	513,620
10,000,000	Missouri Joint Municipal Electric Utility Commission Power Project Rev. Ser. 09A	6.890	01/01/2042	12,664,100
1,000,000	Missouri Joint Municipal Electric Utility Commission Power Project Rev. Ser. 10	7.597	01/01/2032	1,267,410

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

128

PowerShares Taxable Municipal Bond Portfolio (BAB) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Electric Power Revenue (continued)
$9,909,000	Municipal Electric Auth. of Georgia (Plant Vogtle Units 3&4 Project P) Ser. 10	7.055%	04/01/2057	$12,050,929
6,690,000	Municipal Electric Auth. of Georgia Ser. 10	6.655	04/01/2057	8,334,937
1,200,000	North Carolina State Eastern Municipal Power Agency Rev. Ref. Ser. 15	2.003	07/01/2018	1,202,724
1,000,000	Northern California Power Agency (Lodi Energy Center) Rev. Ser. 10B	7.311	06/01/2040	1,361,120
250,000	Northern Illinois Municipal Power Agency Power Project Rev. Ser. 10	7.620	01/01/2030	299,190
9,050,000	South Carolina State Public Service Auth. Obligation Rev. Ser. 10C	6.454	01/01/2050	11,736,402
2,000,000	Southern California Public Power Auth. Rev. Ser. 10	5.921	07/01/2035	2,484,660
2,570,000	Tacoma Washington Electric System Rev. Ser. 10 AGM	5.791	01/01/2032	3,044,242
5,795,000	Virgin Islands Water & Power Auth. (Electric System) Rev. Ser. 10C AGM	6.850	07/01/2035	6,116,912

				121,420,475

	Fuel Sales Tax Revenue—3.6%
595,000	Idaho Housing & Financing Association Ser. 10A-2	6.348	07/15/2028	678,901
2,250,000	Missouri State Highways & Transportation Commission (State Road) Rev. Ser. 09	4.963	05/01/2023	2,462,782
6,000,000	Missouri State Highways & Transportation Commission (Taxable Third Lien State Road) Ser. 09C	5.063	05/01/2024	6,651,960
2,000,000	Texas State Transportation Commission (First Tier) Rev. Ser. 10B	5.028	04/01/2026	2,275,620
11,715,000	Texas State Transportation Commission (First Tier) Rev. Ser. 10B	5.178	04/01/2030	14,085,062
2,000,000	Washington State Ser. 10	5.090	08/01/2033	2,377,620
1,400,000	Washoe County Nevada Highway Rev. Ser. 10	7.063	02/01/2030	1,527,288
5,000,000	Washoe County Nevada Highway Rev. Ser. 10	7.213	02/01/2039	5,412,250

				35,471,483

	General Fund—13.5%
17,590,000	California State Ser. 09	7.500	04/01/2034	25,785,885
22,850,000	California State Ser. 10	7.950	03/01/2036	25,790,110
12,955,000	California State Ser. 10	7.600	11/01/2040	20,384,433
10,860,000	California State Various Purpose Ser. 09	7.550	04/01/2039	16,784,130
5,000,000	California State Various Purpose Ser. 10	5.700	11/01/2021	5,626,100
9,300,000	Illinois State Ser. 10	6.900	03/01/2035	10,497,003
5,000,000	Illinois State Ser. 10-1	5.363	02/01/2019	5,142,150
14,795,000	Illinois State Ser. 10-1	5.563	02/01/2021	15,635,208
2,500,000	Illinois State Ser. 10-2	5.650	03/01/2020	2,621,000
2,000,000	Kauai County Hawaii Ser. 10	5.763	08/01/2033	2,529,920

				130,795,939

	Government Fund/Grand Revenue—0.9%
8,700,000	Chicago Board of Education Ser. 09E	6.138	12/01/2039	8,291,274

	Health, Hospital, Nursing Home Revenue—1.2%
1,000,000	Cuyahoga County Ohio Hospital Rev. Ser. 10	8.223	02/15/2040	1,286,140
2,000,000	King County Washington Public Hospital District No. 1 Hospital Facilities Rev. Ser. 10	7.900	06/15/2030	2,207,400
2,500,000	Lee Memorial Health System Florida Hospital Rev. Ser. 10A	7.281	04/01/2027	3,092,000
1,000,000	Metropolitan Government Nashville & Davidson County Health & Educational Faculties Board (Vanderbilt University Medical Center) Ser. 16B	4.053	07/01/2026	1,050,250
1,000,000	Oak Valley California Hospital District (Health Facilities) Rev. Ser. 10B	9.000	11/01/2039	1,026,420
1,000,000	Ohio State Hospital Facilities (Cleveland Clinic Health System) Rev. Ref. Ser. 17B	3.700	01/01/2043	1,002,550
1,500,000	Tangipahoa Parish Louisiana Hospital Service District No. 1 (North Oaks Health System) Ser. 09A AGC	7.200	02/01/2042	1,586,370
500,000	University California Regents Medical Center Pooled Rev. Ser. 09F	6.458	05/15/2029	609,180

				11,860,310

	Highway Tolls Revenue—4.1%
3,025,000	Bay Area California Auth. Toll Bridge (San Francisco Bay Area) Rev. Ser. 10S3	6.907	10/01/2050	4,618,903
3,605,000	Bay Area California Auth. Toll Bridge (Sub.-Lien) Rev. Ser. 10S1	7.043	04/01/2050	5,566,769
200,000	Illinois State Toll Highway Auth. Toll Highway Rev. Ser. 09A	5.293	01/01/2024	207,570
1,200,000	Maryland State Transportation Auth. (Transportation Facilities Projects) Rev. Ser. 10B	5.604	07/01/2030	1,455,408
250,000	New Hampshire State Turnpike System Rev. Ser. 09B	6.259	11/01/2029	269,590
250,000	New Hampshire State Turnpike System Rev. Ser. 09B	6.009	11/01/2039	303,568
4,215,000	New Jersey State Turnpike Auth. Rev. Ser. 09F	7.414	01/01/2040	6,428,676
2,280,000	New York Triborough Bridge & Tunnel Auth. Rev. Ser. 10	5.450	11/15/2032	2,752,712

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

129

PowerShares Taxable Municipal Bond Portfolio (BAB) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Highway Tolls Revenue (continued)
$5,000,000	North Texas Tollway Auth. (Sub.-Lien) Rev. Ser. 10B-2	8.410%	02/01/2030	$6,532,900
1,443,000	Pennsylvania State Turnpike Commission Rev. Ser. 09	6.105	12/01/2039	1,945,380
5,000,000	Triborough Bridge & Tunnel Auth. Ser. 09B	5.420	11/15/2036	6,141,050
2,715,000	Triborough Bridge & Tunnel Auth. Ser. 09B	5.500	11/15/2039	3,395,216

				39,617,742

	Hotel Occupancy Tax—0.4%
2,780,000	Dallas Texas Convention Center Hotel Development Corp. Ser. 09	7.088	01/01/2042	3,691,479

	Income Tax Revenue—3.4%
4,500,000	District of Columbia Income Tax Secured Rev. Ser. 10	4.909	12/01/2023	5,065,740
3,785,000	New York City Transitional Finance Auth. (Building Aid) Rev. Sub.-Ser. 10S-1B	6.828	07/15/2040	5,202,634
6,475,000	New York City Transitional Finance Auth. (Future Tax Secured) Rev. Ser. 10	5.932	11/01/2036	7,139,205
5,730,000	New York City Transitional Finance Auth. Rev. Ser. 10	4.325	11/01/2021	6,203,527
200,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ser. 09F	5.292	03/15/2025	226,998
2,760,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ser. 10	5.500	03/15/2030	3,260,471
1,800,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ser. 10	5.389	03/15/2040	2,198,808
1,400,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ser. 10C	4.904	02/15/2023	1,548,484
2,000,000	New York State Urban Development Corp. State Personal Income Tax Rev. Ser. 10C	5.838	03/15/2040	2,502,200

				33,348,067

	Lease Revenue—3.2%
300,000	Beverly Hills California Public Financing Auth. Lease (Various Projects) Rev. Ser. 10C	6.674	06/01/2030	326,889
1,000,000	Beverly Hills California Public Financing Auth. Lease (Various Projects) Rev. Ser. 10C	6.774	06/01/2040	1,088,890
2,000,000	Brighton Colorado COP Ser. 10B AGM	6.550	12/01/2030	2,130,160
800,000	California State Public Works Board Lease (California State University Projects) Rev. Ser. 10B-2	7.804	03/01/2035	1,140,960
1,000,000	Columbus Indiana Multi-High School Building Corp. Ser. 10	6.446	01/15/2030	1,041,510
1,000,000	Franklin County Ohio Convention Facilities Auth. Ser. 10	6.390	12/01/2030	1,151,330
1,070,000	Franklin County Ohio Convention Facilities Auth. Ser. 10	6.540	12/01/2036	1,262,247
500,000	Los Angeles California Municipal Improvement Corp. Lease (Recovery Zone Economic Development) Rev. Ser. 09D	7.757	09/01/2039	544,345
2,000,000	Miami-Dade County Florida School Board COP Ser. 10	6.935	06/15/2032	2,175,720
1,000,000	New Jersey State Educational Facilities Auth. Rev. Ser. 10B	7.225	07/01/2030	1,088,220
2,000,000	New York City Educational Construction Fund Rev. Ser. 10	6.000	04/01/2035	2,228,500
1,000,000	Passaic County New Jersey Ser. 10	6.540	08/01/2031	1,097,000
500,000	Peoria Illinois Public Building Commission (School District Facilities) Rev. Ser. 09C AGC	6.580	12/01/2029	536,365
4,000,000	Port of Morrow Oregon Transmission Facilities (Bonneville Corporation Project No. 4) Rev. Ser. 16	2.987	09/01/2036	3,743,400
3,000,000	Regional Transportation District Colorado COP Ser. 10	7.672	06/01/2040	3,965,100
500,000	Salt Lake County Utah Municipal Building Auth. (Lease) Rev. Ser. 09B	5.820	12/01/2029	614,320
3,000,000	San Francisco California City & County COP Ser. 09D	6.487	11/01/2041	3,930,000
1,000,000	St. Charles Missouri COP Ser. 10B	5.650	02/01/2030	1,060,020
2,250,000	Williamsburg County South Carolina Public Facilities Corp. (Installment Purchase) Rev. Ser. 10	6.526	12/01/2030	2,431,305

				31,556,281

	Miscellaneous Revenue—6.6%
500,000	Battery Park City Auth. Rev. Ser. 09A	6.375	11/01/2039	534,525
500,000	Camden County New Jersey Improvement Auth. Rev. Ser. 09A	6.180	01/15/2027	560,810
2,000,000	Commonwealth Financing Auth. Pennsylvania Rev. Ser. 10	5.587	06/01/2030	2,309,600
7,775,000	Florida State Board of Administration Financing Corporation Rev. Ser. 16A	2.638	07/01/2021	7,799,336
13,935,000	Florida State Hurricane Catastrophe Fund Financing Corporation Rev. Ser. 13A	2.107	07/01/2018	13,960,501
1,000,000	Indianapolis Indiana Local Public Improvement Bond Bank Ser. 10	5.854	01/15/2030	1,201,640
3,500,000	Indianapolis Indiana Local Public Improvement Bond Bank Ser. 10B-2	5.966	01/15/2030	4,164,930
500,000	Kansas State Development Finance Auth. (Kansas State Projects) Rev. Ser. 10E-2	6.120	11/01/2029	538,355
2,000,000	Kansas State Development Finance Auth. Rev. Ser. 10	5.945	03/01/2030	2,124,700
7,000,000	Miami-Dade County Florida Special Obligation Ser. 10B	6.743	04/01/2040	7,602,910
1,000,000	Mississippi State Ser. 10	5.245	11/01/2034	1,213,980
3,000,000	New Jersey Economic Development Auth. Rev. Ser. 10CC-1	6.425	12/15/2035	3,120,360
1,000,000	Port St. Lucie Florida Stormwater Utility Rev. Ser. 10A AGC	7.376	05/01/2039	1,116,690
2,000,000	St. Cloud Florida Capital Improvement Rev. Ser. 10B AGM	5.849	09/01/2030	2,139,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

130

PowerShares Taxable Municipal Bond Portfolio (BAB) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Miscellaneous Revenue (continued)
$9,680,000	Texas State Ser. 09	5.517%	04/01/2039	$12,432,605
3,000,000	Wisconsin State General Fund Annual Appropriation Rev. Ref. Ser. 17A	3.954	05/01/2036	3,103,320

				63,923,462

	Multiple Utility Revenue—0.1%
810,000	Colorado Springs Colorado Utilities (Direct Pay) Rev. Ser. 10B2	5.738	11/15/2050	879,093

	Nuclear Revenue—0.2%
2,500,000	South Carolina State Public Service Auth. Obligation Rev. Ser. 16D	2.388	12/01/2023	2,337,650

	Port, Airport & Marina Revenue—3.8%
3,190,000	Chicago Illinois O’Hare International Airport Ser. 10	6.845	01/01/2038	3,471,262
5,750,000	Chicago Illinois O’Hare International Airport Ser. 10	6.395	01/01/2040	7,839,895
1,250,000	Hawaii State Airports System Customer Facilities Charge Rev. Ser. 17A	3.894	07/01/2037	1,280,487
250,000	Long Beach California Senior Airport Rev. Ser. 09C	7.765	06/01/2039	268,203
2,000,000	New York State Transportation Development Corp. Special Facilities (LaGuardia Airport Terminal Redevelopment Project) Rev. Ser. 16B	3.023	07/01/2024	1,939,860
2,750,000	New York State Transportation Development Corp. Special Facilities (LaGuardia Airport Terminal Redevelopment Project) Rev. Ser. 16B	3.123	01/01/2025	2,661,918
2,500,000	New York State Transportation Development Corp. Special Facilities (LaGuardia Airport Terminal Redevelopment Project) Rev. Ser. 16B	3.223	07/01/2025	2,432,600
2,000,000	New York State Transportation Development Corp. Special Facilities (LaGuardia Airport Terminal Redevelopment Project) Rev. Ser. 16B	3.273	01/01/2026	1,946,040
1,000,000	New York State Transportation Development Corp. Special Facilities (LaGuardia Airport Terminal Redevelopment Project) Rev. Ser. 16B	3.323	07/01/2026	975,710
2,000,000	New York State Transportation Development Corp. Special Facilities (LaGuardia Airport Terminal Redevelopment Project) Rev. Ser. 16B	3.423	07/01/2027	1,923,340
3,000,000	New York State Transportation Development Corp. Special Facilities (LaGuardia Airport Terminal Redevelopment Project) Rev. Ser. 16B	3.473	07/01/2028	2,878,680
2,000,000	New York State Transportation Development Corp. Special Facilities (LaGuardia Airport Terminal Redevelopment Project) Rev. Ser. 16B	3.573	07/01/2029	1,923,220
1,000,000	New York State Transportation Development Corp. Special Facilities (LaGuardia Airport Terminal Redevelopment Project) Rev. Ser. 16B	3.673	07/01/2030	959,140
500,000	Port of Seattle Washington Rev. (Intermediate Lien) Ref. Ser. 17B	3.755	05/01/2036	508,440
5,000,000	South Jersey Port Corp. New Jersey (Marine Terminal) Rev. Ser. 09-P-3	7.365	01/01/2040	5,968,000

				36,976,795

	Sales Tax Revenue—2.2%
1,855,000	Central Puget Sound Washington Regional Transportation Auth. Sales & Use Ser. 09	5.491	11/01/2039	2,348,096
1,000,000	Denver Colorado City & County Dedicated Tax & Improvement Rev. Ref. Ser. 16B	3.818	08/01/2032	1,052,840
2,000,000	Massachusetts State Bay Transportation Auth. Sales Tax Rev. Ser. 10	5.869	07/01/2040	2,551,000
450,000	Massachusetts State School Building Auth. Dedicated Sales Tax Rev. Ser. 09B	5.715	08/15/2039	567,774
2,500,000	Miami-Dade County Florida Transit Sales Surtax Rev. Ser. 10B	5.534	07/01/2032	2,859,275
1,000,000	Missouri State Highways & Transportation Commission (State Road) Rev. Ser. 10	5.020	05/01/2025	1,116,390
1,955,000	New York City Transitional Finance Auth. Rev. Ser. 10	4.867	08/01/2024	2,206,882
1,000,000	Salt Lake County Utah Transportation Tax (Salt Lake County) Rev. Ser. 10	3.358	08/15/2019	1,025,030
1,025,000	Santa Clara Valley California Transportation Auth. Sales Tax Rev. Ser. 10	5.876	04/01/2032	1,247,671
1,815,000	Utah Transit Auth. Sales Tax Rev. Ser. 09B	5.937	06/15/2039	2,380,137
3,000,000	Washoe County Nevada Sales Tax Rev. Ser. 10	7.451	02/01/2040	4,042,620

				21,397,715

	Sewer Revenue—1.1%
3,000,000	East Bay California Municipal Utility District Wastewater System Rev. Ser. 10	5.026	06/01/2032	3,585,270
1,030,000	Jurupa California Community Services District COP Ser. 10B	6.347	09/01/2025	1,234,816
1,070,000	Jurupa California Community Services District COP Ser. 10B	6.497	09/01/2026	1,306,299
1,125,000	Jurupa California Community Services District COP Ser. 10B	6.597	09/01/2027	1,391,546
1,170,000	Jurupa California Community Services District COP Ser. 10B	6.697	09/01/2028	1,476,212
500,000	Knoxville Tennessee Waste Water System Rev. Ser. 10	6.300	04/01/2045	548,710
200,000	Memphis Tennessee Sanitary Sewage System Rev. Ser. 09B AGC	6.300	10/01/2029	215,112

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

131

PowerShares Taxable Municipal Bond Portfolio (BAB) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Sewer Revenue (continued)
$1,100,000	Riverside California Sewer Rev. Ser. 09	7.000%	08/01/2029	$1,191,993
200,000	Sarasota Florida Water & Sewer System Rev. Ser. 10B	5.425	10/01/2030	212,074

				11,162,032

	Tax Increment Revenue—0.2%
1,000,000	Temecula California Redevelopment Agency Tax Allocation (Temecula Redevelopment No. 1) Rev. Ser. 10B	7.930	08/01/2030	1,083,010
1,000,000	Temecula California Redevelopment Agency Tax Allocation (Temecula Redevelopment No. 1) Rev. Ser. 10B	8.180	08/01/2039	1,082,960

				2,165,970

	Transit Revenue—4.5%
2,500,000	Metropolitan Transportation Auth. New York Dedicated Tax Fund (Metro Transit Auth.) Ser. 10A-2	6.089	11/15/2040	3,303,000
335,000	Metropolitan Transportation Auth. New York Rev. Ser. 09	5.871	11/15/2039	432,937
1,230,000	Metropolitan Transportation Auth. New York Rev. Ser. 10	6.648	11/15/2039	1,714,128
7,250,000	Metropolitan Transportation Auth. New York Rev. Ser. 10A	6.668	11/15/2039	10,230,475
3,745,000	Metropolitan Transportation Auth. New York Rev. Ser. 10C-1	6.687	11/15/2040	5,253,673
6,525,000	Metropolitan Transportation Auth. New York Rev. Ser. 10E	6.814	11/15/2040	9,237,442
7,455,000	New Jersey State Transportation Trust Fund Auth. Ser. 10B	6.561	12/15/2040	9,635,662
1,990,000	New Jersey State Transportation Trust Fund Auth. Ser. 10C	5.754	12/15/2028	2,291,724
1,125,000	New Jersey State Transportation Trust Fund Auth. Ser. 10C	6.104	12/15/2028	1,181,048

				43,280,089

	Water Revenue—9.8%
1,500,000	Beaumont Texas Waterworks & Sewer System Ser. 10B	6.007	09/01/2030	1,626,840
200,000	Davie Florida Water & Sewer Rev. Ser. 10B AGM	6.599	10/01/2030	222,024
3,000,000	East Bay California Municipal Utility District Water System Rev. Ser. 10	5.874	06/01/2040	3,975,300
2,000,000	Fresno California Water System Rev. Ser. 10A-2	6.500	06/01/2030	2,410,640
1,250,000	JEA Florida Water & Sewer System Rev. Ser. 10A	6.210	10/01/2033	1,598,212
2,000,000	Jurupa California Community Services District COP (Water Bonds) Ser. 10B	7.192	09/01/2040	2,723,760
1,715,000	Los Angeles California Department of Water & Power Rev. Ser. 10	6.603	07/01/2050	2,597,110
500,000	Los Angeles California Department of Water & Power Water System Rev. Ser. 09C	5.381	07/01/2024	574,890
2,270,000	Los Angeles California Department of Water & Power Water System Rev. Ser. 09C	6.008	07/01/2039	2,921,694
1,125,000	Massachusetts State Water Pollution Abatement Trust Ser. 10	5.192	08/01/2040	1,305,675
1,000,000	Metropolitan Water District of Southern California Ser. 10	6.947	07/01/2040	1,118,810
7,425,000	New York City Municipal Finance Auth. Water & Sewer System Rev. Ser. 10EE	6.491	06/15/2042	8,191,186
2,925,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	5.790	06/15/2041	3,184,477
4,460,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	5.724	06/15/2042	6,023,587
6,100,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	6.124	06/15/2042	6,676,267
10,230,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	5.440	06/15/2043	13,338,795
1,000,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10DD	6.452	06/15/2041	1,104,110
1,000,000	New York State Environmental Facilities Corp. (State Clean Water & Drinking Water) Ser. 10	5.707	06/15/2030	1,230,340
500,000	Passaic Valley New Jersey Water Commission Water Supply Rev. Ser. 09B	7.570	12/15/2029	664,805
500,000	Passaic Valley New Jersey Water Commission Water Supply Rev. Ser. 09B	7.820	12/15/2039	743,760
500,000	Riverside California Water Rev. Ser. 09B	6.349	10/01/2039	674,275
2,245,000	San Francisco California City & County Public Utilities Commission Water Rev. Ser. 10	6.000	11/01/2040	2,856,021
3,000,000	San Francisco California City & County Public Utilities Commission Water Rev. Ser. 10DE	5.700	11/01/2027	3,632,940
2,480,000	San Francisco California City & County Public Utilities Commission Water Rev. Ser. 10DE	6.000	11/01/2040	3,163,736
4,600,000	San Francisco City & County Public Utilities Commission Ser. 10	6.950	11/01/2050	6,771,062
3,000,000	Santa Clara Valley California Water District Ref. Ser. 16B	4.354	06/01/2046	3,135,990
2,000,000	Seminole County Florida Water & Sewer Rev. Ser. 10B	6.443	10/01/2040	2,241,460
2,000,000	South Central Connecticut Regional Water Auth. Water System Rev. Ser. 10	6.243	08/01/2030	2,376,500
1,645,000	South Central Connecticut Regional Water Auth. Water System Rev. Ser. 10	6.393	08/01/2040	2,079,560
1,500,000	Sunrise Florida Utility System Rev. Ser. 10B	5.813	10/01/2030	1,627,500
1,000,000	Tacoma Washington Water System Rev. Ser. 10B	5.371	12/01/2030	1,174,110
1,275,000	Tucson Arizona Water Rev. Ser. 10	5.789	07/01/2026	1,490,577

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

132

PowerShares Taxable Municipal Bond Portfolio (BAB) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Water Revenue (continued)
$1,250,000	Upper Eagle Regional Water Auth. Colorado Rev. Ser. 10	6.518%	12/01/2039	$1,350,575
500,000	Western Nassau County Water Auth. Water System Rev. Ser. 10	6.701	04/01/2040	638,585

				95,445,173

	Total Municipal Bonds (Cost $882,143,867)			946,093,782

	Corporate Bonds—0.9%
	Commercial Services—0.2%
2,000,000	Trustees of Dartmouth College	3.474	06/01/2046	2,020,426

	Healthcare-Services—0.7%
3,000,000	Baylor Scott & White Holdings	3.967	11/15/2046	3,018,065
2,000,000	Mayo Clinic, Series 2016	4.128	11/15/2052	2,124,224
1,365,000	Montefiore Medical Center	2.895	04/20/2032	1,327,381

				6,469,670

	Total Corporate Bonds (Cost $8,364,900)			8,490,096

Number of Shares
	Money Market Fund—0.4%
3,995,225	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(b) (Cost $3,995,225)			3,995,225

	Total Investments in Securities (Cost $894,503,992)(c)—98.6%			958,579,103
	Other assets less liabilities—1.4%			13,656,089

	Net Assets—100.0%			$972,235,192

Investment Abbreviations:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

Auth.—Authority

COP—Certificate of Participation

PSF-GTD—Permanent School Fund Guaranteed

Ref.—Refunding

Rev.—Revenue

Ser.—Series

Sub.—Subordinated

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(c)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

133

Schedule of Investments

PowerShares Treasury Collateral Portfolio (CLTL)

October 31, 2017

Principal Amount		Value
	Short-Term Investments—99.9%
	U.S. Treasury Securities—99.8%
	U.S. Treasury Bills—56.0%(a)
$2,736,000	0.750%, 12/07/2017	$2,733,319
57,000	0.764%, 12/07/2017	56,944
246,000	0.920%, 12/07/2017	245,759
7,200,000	0.966%, 12/07/2017	7,192,944
40,000	0.977%, 12/07/2017	39,961
23,000	1.038%, 12/07/2017	22,977
6,848,000	1.051%, 12/07/2017	6,841,289
31,000	0.937%, 12/14/2017	30,964
7,200,000	0.941%, 12/14/2017	7,191,712
14,000	1.047%, 12/14/2017	13,984
5,086,000	1.051%, 12/14/2017	5,080,145
1,064,000	1.061%, 12/14/2017	1,062,775
7,800,000	0.968%, 12/21/2017	7,789,600
33,000	0.969%, 12/21/2017	32,956
5,086,000	1.055%, 12/21/2017	5,079,219
14,000	1.065%, 12/21/2017	13,981
1,064,000	1.075%, 12/21/2017	1,062,581
33,000	1.005%, 12/28/2017	32,946
7,800,000	1.031%, 12/28/2017	7,787,218
1,064,000	1.077%, 12/28/2017	1,062,256
14,000	1.103%, 12/28/2017	13,977
5,086,000	1.105%, 12/28/2017	5,077,665
2,991,000	0.720%, 01/04/2018	2,985,490
98,000	0.950%, 01/04/2018	97,819
23,000	1.018%, 01/04/2018	22,958
9,500,000	1.026%, 01/04/2018	9,482,499
6,136,000	1.065%, 01/04/2018	6,124,696
684,000	1.075%, 01/04/2018	682,740
9,000	1.100%, 01/04/2018	8,983
14,000	1.030%, 01/11/2018	13,971
8,000,000	1.035%, 01/11/2018	7,983,631
6,176,000	1.090%, 01/11/2018	6,163,363
14,000	1.068%, 01/18/2018	13,967
8,000,000	1.071%, 01/18/2018	7,981,281
6,176,000	1.101%, 01/18/2018	6,161,549
7,500,000	1.080%, 01/25/2018	7,480,786
14,000	1.095%, 01/25/2018	13,964
6,176,000	1.110%, 01/25/2018	6,160,178
2,991,000	0.832%, 02/01/2018	2,982,363
98,000	0.946%, 02/01/2018	97,717
684,000	1.069%, 02/01/2018	682,025
6,137,000	1.082%, 02/01/2018	6,119,278
9,000	1.089%, 02/01/2018	8,974
23,000	1.091%, 02/01/2018	22,934
9,000,000	1.101%, 02/01/2018	8,974,010
6,000,000	1.050%, 02/08/2018	5,981,603
148,000	1.052%, 02/08/2018	147,546
14,000	1.097%, 02/08/2018	13,957
6,000,000	1.046%, 02/15/2018	5,980,289
14,000	1.095%, 02/15/2018	13,954
161,000	1.096%, 02/15/2018	160,471
6,000,000	1.045%, 02/22/2018	5,978,977
14,000	1.100%, 02/22/2018	13,951
3,052,000	0.975%, 03/01/2018	3,040,180
6,100,000	1.066%, 03/01/2018	6,076,376
9,000	1.073%, 03/01/2018	8,965
684,000	1.088%, 03/01/2018	681,351

Principal Amount		Value
	Short-Term Investments (continued)
	U.S. Treasury Securities (continued)
	U.S. Treasury Bills (continued)
$23,000	1.127%, 03/01/2018	$22,911
6,100,000	1.130%, 03/08/2018	6,074,594
14,000	1.148%, 03/08/2018	13,942
6,100,000	1.142%, 03/15/2018	6,073,157
14,000	1.158%, 03/15/2018	13,938
6,700,000	1.141%, 03/22/2018	6,668,600
16,000	1.180%, 03/22/2018	15,925
3,052,000	1.010%, 03/29/2018	3,036,849
684,000	1.111%, 03/29/2018	680,604
9,000	1.120%, 03/29/2018	8,955
6,700,000	1.161%, 03/29/2018	6,666,739
24,000	1.188%, 03/29/2018	23,881
6,800,000	1.201%, 04/05/2018	6,764,537
6,500,000	1.207%, 04/12/2018	6,464,154
6,500,000	1.221%, 04/19/2018	6,462,621
3,090,000	1.041%, 04/26/2018	3,071,472
9,000	1.133%, 04/26/2018	8,946
684,000	1.135%, 04/26/2018	679,899
6,000,000	1.221%, 04/26/2018	5,964,024
9,000	1.238%, 04/26/2018	8,946
7,000,000	1.251%, 05/03/2018	6,955,587
2,991,000	1.131%, 05/24/2018	2,969,941
684,000	1.150%, 05/24/2018	679,184
9,000	1.153%, 05/24/2018	8,937
9,000	1.245%, 05/24/2018	8,937
684,000	1.164%, 06/21/2018	678,275
9,000	1.172%, 06/21/2018	8,925
3,091,000	1.188%, 06/21/2018	3,065,129
9,000	1.285%, 06/21/2018	8,925
3,743,000	1.186%, 07/19/2018	3,707,384
9,000	1.306%, 07/19/2018	8,914
3,700,000	1.190%, 08/16/2018	3,660,114
9,000	1.344%, 08/16/2018	8,903
3,700,000	1.260%, 09/13/2018	3,656,074
9,000	1.342%, 09/13/2018	8,893
3,500,000	1.388%, 10/11/2018	3,453,179

	(Cost $254,478,221)	254,439,963

	U.S. Treasury Notes—43.7%
4,674,000	1.000%, 12/15/2017	4,673,078
5,847,000	0.750%, 12/31/2017	5,842,976
4,876,000	1.000%, 12/31/2017	4,874,620
3,168,000	2.750%, 12/31/2017	3,176,090
4,444,000	0.875%, 01/15/2018	4,441,217
4,826,000	0.750%, 01/31/2018	4,820,738
4,121,000	0.875%, 01/31/2018	4,117,773
2,923,000	2.625%, 01/31/2018	2,933,285
4,566,000	1.000%, 02/15/2018	4,563,345
4,278,000	3.500%, 02/15/2018	4,306,135
10,377,000	0.750%, 02/28/2018	10,361,175
2,462,000	2.750%, 02/28/2018	2,474,368
4,443,000	1.000%, 03/15/2018	4,439,677
4,688,000	0.750%, 03/31/2018	4,678,661
4,826,000	0.875%, 03/31/2018	4,818,459
2,864,000	2.875%, 03/31/2018	2,882,901
4,566,000	0.750%, 04/15/2018	4,555,388

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

134

PowerShares Treasury Collateral Portfolio (CLTL) (continued)

October 31, 2017

Principal Amount		Value
	Short-Term Investments (continued)
	U.S. Treasury Securities (continued)
	U.S. Treasury Notes (continued)
$5,895,000	0.625%, 04/30/2018	$5,875,947
4,875,000	0.750%, 04/30/2018	4,862,336
2,135,000	2.625%, 04/30/2018	2,149,053
4,470,000	1.000%, 05/15/2018	4,463,190
2,185,000	3.875%, 05/15/2018	2,215,086
4,854,000	0.875%, 05/31/2018	4,841,960
6,273,000	1.000%, 05/31/2018	6,261,361
2,061,000	2.375%, 05/31/2018	2,073,600
4,547,000	1.125%, 06/15/2018	4,541,583
4,847,000	0.625%, 06/30/2018	4,823,903
4,370,000	1.375%, 06/30/2018	4,370,683
2,592,000	2.375%, 06/30/2018	2,609,010
4,502,000	0.875%, 07/15/2018	4,486,173
4,877,000	0.750%, 07/31/2018	4,853,663
5,390,000	1.375%, 07/31/2018	5,388,526
1,779,000	2.250%, 07/31/2018	1,790,049
4,410,000	1.000%, 08/15/2018	4,395,357
2,654,000	4.000%, 08/15/2018	2,707,080
4,811,000	0.750%, 08/31/2018	4,783,752
8,520,000	1.500%, 08/31/2018	8,524,659
4,410,000	1.000%, 09/15/2018	4,392,601
4,811,000	0.750%, 09/30/2018	4,780,086
8,921,000	1.375%, 09/30/2018	8,913,159
4,500,000	0.875%, 10/15/2018	4,474,424
4,000,000	0.750%, 10/31/2018	3,970,859
6,000,000	1.250%, 10/31/2018	5,985,586
2,000,000	1.750%, 10/31/2018	2,005,194

	(Cost $198,621,324)	198,498,766

	U.S. Treasury Bonds—0.1%
508,000	9.125%, 05/15/2018
	(Cost $529,680)	529,023

Number of Shares
	Money Market Fund—0.1%
345,888	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(b) (Cost $345,888)	345,888

	Total Investments in Securities (Cost $453,975,113)—99.9%	453,813,640
	Other assets less liabilities—0.1%	615,147

	Net Assets—100.0%	$454,428,787

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

135

Schedule of Investments

PowerShares Variable Rate Preferred Portfolio (VRP)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—55.7%
	Auto Manufacturers—0.4%
$6,200,000	General Motors Financial Co., Inc., Series A	5.750%	12/29/2049	$6,502,250

	Banks—28.2%
9,083,000	BAC Capital Trust XIV, Series G	4.000	09/29/2049	8,197,407
5,000,000	Bank of America Corp., Series AA	6.100	12/29/2049	5,581,250
3,000,000	Bank of America Corp., Series DD	6.300	12/29/2049	3,438,750
4,000,000	Bank of America Corp., Series K	8.000	07/29/2049	4,050,000
4,000,000	Bank of America Corp., Series M	8.125	11/15/2165	4,145,000
3,000,000	Bank of America Corp., Series U	5.200	12/01/2165	3,127,500
4,000,000	Bank of America Corp., Series V	5.125	12/29/2049	4,115,000
6,000,000	Bank of America Corp., Series X	6.250	09/29/2049	6,697,500
4,000,000	Bank of America Corp., Series Z	6.500	12/31/2049	4,595,000
3,000,000	Bank of New York Mellon Corp. (The), Series D	4.500	12/20/2165	3,015,000
6,000,000	Bank of New York Mellon Corp. (The), Series E	4.950	12/20/2165	6,300,000
6,200,000	Bank of New York Mellon Corp. (The), Series F	4.625	12/29/2049	6,432,500
2,000,000	CIT Group, Inc., Series A	5.800	12/15/2165	2,086,900
9,000,000	Citigroup, Inc.	5.950	07/30/2166	9,832,500
7,600,000	Citigroup, Inc., Series D	5.350	04/29/2049	7,980,000
10,600,000	Citigroup, Inc., Series M	6.300	11/15/2165	11,607,000
9,000,000	Citigroup, Inc., Series N	5.800	11/29/2049	9,461,250
9,000,000	Citigroup, Inc., Series O	5.875	12/29/2049	9,427,500
12,000,000	Citigroup, Inc., Series P	5.950	12/29/2049	13,185,000
7,600,000	Citigroup, Inc., Series Q	5.950	12/29/2049	8,037,000
8,900,000	Citigroup, Inc., Series R	6.125	12/29/2049	9,600,875
9,000,000	Citigroup, Inc., Series T	6.250	12/29/2049	10,237,500
3,700,000	Fifth Third Bancorp	5.100	12/31/2165	3,801,750
13,692,000	Goldman Sachs Capital II	4.000	12/03/2165	12,357,030
7,800,000	Goldman Sachs Group, Inc. (The), Series L	5.700	12/29/2049	8,073,000
12,000,000	Goldman Sachs Group, Inc. (The), Series M	5.375	11/10/2165	12,450,000
4,000,000	Goldman Sachs Group, Inc. (The), Series O	5.300	12/29/2049	4,325,000
9,000,000	Goldman Sachs Group, Inc. (The), Series P	5.000	05/10/2166	9,022,500
35,500,000	JPMorgan Chase & Co., Series 1	7.900	10/30/2165	36,565,000
7,700,000	JPMorgan Chase & Co., Series CC	4.625	05/01/2166	7,690,375
9,000,000	JPMorgan Chase & Co., Series Q	5.150	12/29/2049	9,461,250
9,000,000	JPMorgan Chase & Co., Series R	6.000	12/29/2049	9,967,500
12,000,000	JPMorgan Chase & Co., Series S	6.750	01/29/2049	13,890,000
6,000,000	JPMorgan Chase & Co., Series U	6.125	12/29/2049	6,705,000
15,000,000	JPMorgan Chase & Co., Series V	5.000	12/31/2049	15,450,000
9,800,000	JPMorgan Chase & Co., Series X	6.100	10/29/2049	10,976,000
12,000,000	JPMorgan Chase & Co., Series Z	5.300	12/29/2049	12,660,000
5,940,000	JPMorgan Chase Capital XXI, Series U (3 mo. USD LIBOR + 0.95%)(a)	2.331	02/02/2037	5,501,925
10,801,000	JPMorgan Chase Capital XXIII (3 mo. USD LIBOR + 1.00%)(a)	2.315	05/15/2047	9,963,922
3,300,000	KeyCorp, Series D	5.000	12/15/2165	3,432,000
2,200,000	M&T Bank Corp., Series E	6.450	08/15/2166	2,524,500
3,000,000	M&T Bank Corp., Series F	5.125	05/01/2166	3,243,750
9,450,000	Mellon Capital IV, Series 1	4.000	06/29/2049	8,977,500
8,000,000	Morgan Stanley, Series H	5.450	07/29/2049	8,330,000
9,000,000	Morgan Stanley, Series J	5.550	07/15/2165	9,495,000
3,000,000	Northern Trust Corp., Series D	4.600	04/01/2166	3,120,000
6,200,000	PNC Financial Services Group, Inc. (The)	6.750	12/31/2049	7,021,500
3,000,000	PNC Financial Services Group, Inc. (The), Series R	4.850	12/31/2049	3,108,750
3,300,000	PNC Financial Services Group, Inc. (The), Series S	5.000	05/01/2166	3,514,500
15,021,000	State Street Corp. (3 mo. USD LIBOR + 1.00%)(a)	2.320	06/15/2047	13,571,864
4,700,000	State Street Corp., Series F	5.250	12/29/2049	4,958,500
4,600,000	SunTrust Banks, Inc., Series G	5.050	12/30/2165	4,738,000
4,600,000	US Bancorp, Series I	5.125	01/15/2166	4,887,500
6,200,000	US Bancorp, Series J	5.300	12/29/2049	6,789,000
12,710,000	USB Capital IX	3.500	10/29/2049	11,963,288

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

136

PowerShares Variable Rate Preferred Portfolio (VRP) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Banks (continued)
$45,653,000	Wachovia Capital Trust III	5.570%	03/29/2049	$45,767,133
20,500,000	Wells Fargo & Co., Series K	7.980	03/29/2049	20,948,438
12,000,000	Wells Fargo & Co., Series S	5.900	12/29/2049	13,140,000
12,000,000	Wells Fargo & Co., Series U	5.875	12/29/2049	13,470,000

				533,011,907

	Diversified Financial Services—2.0%
4,600,000	American Express Co., Series B	5.200	05/29/2049	4,743,750
5,300,000	American Express Co., Series C	4.900	12/29/2049	5,459,000
2,500,000	Charles Schwab Corp. (The)	7.000	08/01/2166	2,868,750
3,700,000	Charles Schwab Corp. (The), Series E	4.625	03/01/2166	3,824,875
2,500,000	E*Trade Financial Corp., Series A	5.875	03/15/2166	2,681,250
2,645,000	GE Capital Trust I	6.375	11/15/2067	2,638,718
7,403,000	National Rural Utilities Cooperative Finance Corp.	4.750	04/30/2043	7,771,862
6,575,000	National Rural Utilities Cooperative Finance Corp.	5.250	04/20/2046	7,051,632

				37,039,837

	Electric—2.2%
12,910,000	Dominion Energy, Inc.	5.750	10/01/2054	14,016,813
6,097,000	NextEra Energy Capital Holdings, Inc. (3 mo. USD LIBOR + 2.07%)(a)	3.403	10/01/2066	5,715,937
2,200,000	Southern California Edison Co., Series E	6.250	08/01/2166	2,464,220
10,300,000	Southern Co. (The), Series B	5.500	03/15/2057	10,918,000
9,376,000	WEC Energy Group, Inc. (3 mo. USD LIBOR + 2.11%)(a)	3.428	05/15/2067	9,094,720

				42,209,690

	Hand/Machine Tools—0.4%
7,380,000	Stanley Black & Decker, Inc.	5.750	12/15/2053	7,693,650

	Insurance—9.7%
14,884,000	Allstate Corp. (The)	5.750	08/15/2053	16,446,820
18,863,000	Chubb Corp. (The) (3 mo. USD LIBOR + 2.25%)(a)	3.609	04/15/2037	19,145,945
4,449,000	Everest Reinsurance Holdings, Inc. (3 mo. USD LIBOR + 2.39%)(a)	3.700	05/15/2037	4,226,550
11,212,000	Genworth Holdings, Inc. (3 mo. USD LIBOR + 2.00%)(a)	3.318	11/15/2066	5,101,460
9,143,000	Hartford Financial Services Group, Inc. (The)	8.125	06/15/2038	9,554,435
13,581,000	Lincoln National Corp. (3 mo. USD LIBOR + 2.36%)(a)	3.672	05/17/2066	12,834,045
9,165,000	Lincoln National Corp. (3 mo. USD LIBOR + 2.04%)(a)	3.403	04/20/2067	8,385,975
9,200,000	MetLife, Inc., Series C	5.250	12/29/2049	9,644,912
7,358,000	Principal Financial Group, Inc.	4.700	05/15/2055	7,562,924
8,789,000	Prudential Financial, Inc.	8.875	06/15/2038	9,184,505
14,936,000	Prudential Financial, Inc.	5.875	09/15/2042	16,552,792
22,148,000	Prudential Financial, Inc.	5.625	06/15/2043	24,252,060
7,495,000	Prudential Financial, Inc.	5.200	03/15/2044	7,982,175
14,761,000	Prudential Financial, Inc.	5.375	05/15/2045	15,918,218
11,300,000	Prudential Financial, Inc.	4.500	09/15/2047	11,448,493
5,980,000	Reinsurance Group of America, Inc. (3 mo. USD LIBOR + 2.67%)(a)	3.985	12/15/2065	5,725,850

				183,967,159

	Media—1.3%
12,425,000	Viacom, Inc., MTN	6.250	02/28/2057	12,275,900
12,250,000	Viacom, Inc.(b)	5.875	02/28/2057	12,112,800

				24,388,700

	Miscellaneous Manufacturing—2.2%
5,145,000	General Electric Co., GMTN	6.375	11/15/2067	5,170,725
35,000,000	General Electric Co., Series D	5.000	06/15/2165	36,509,375

				41,680,100

	Pipelines—9.3%
18,700,000	Enbridge, Inc. (Canada)	5.500	07/15/2077	19,353,210
13,875,000	Enbridge, Inc., Series 16-A (Canada)	6.000	01/15/2077	14,915,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

137

PowerShares Variable Rate Preferred Portfolio (VRP) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Pipelines (continued)
$2,500,000	EnLink Midstream Partners LP, Series C	6.000%	12/15/2165	$2,525,000
9,695,000	Enterprise Products Operating LLC, Series A (3 mo. USD LIBOR + 3.71%)(a)	5.018	08/01/2066	9,755,594
12,587,000	Enterprise Products Operating LLC, Series B	7.034	01/15/2068	12,697,413
13,150,000	Enterprise Products Operating LLC, Series D	4.875	08/16/2077	13,527,070
18,700,000	Enterprise Products Operating LLC, Series E	5.250	08/16/2077	19,248,845
18,560,000	TransCanada Pipelines Ltd. (Canada) (3 mo. USD LIBOR + 2.21%)(a)	3.525	05/15/2067	17,307,200
13,735,000	TransCanada Trust (Canada)	5.625	05/20/2075	14,696,450
27,950,000	TransCanada Trust (Canada)	5.300	03/15/2077	29,133,626
22,242,000	TransCanada Trust, Series 16-A (Canada)	5.875	08/15/2076	24,354,990

				177,515,023

	Total Corporate Bonds (Cost $1,038,732,154)			1,054,008,316

Number of Shares
	Preferred Stocks and Other Equity Interests—41.8%(c)
	Banks—18.0%
222,932	Bank of America Corp., 3.00%, Series H			4,893,357
155,996	Bank of America Corp., 4.00%, Series 4(b)			3,640,947
311,130	Bank of America Corp., 4.00%, Series 5			7,333,334
234,718	Bank of America Corp., 4.00%, Series E			5,600,371
1,659,890	Citigroup Capital XIII, 7.75% (3 mo. USD LIBOR + 6.37%)(a)			45,182,206
1,109,295	Citigroup, Inc., 6.88%, Series K			32,047,533
704,468	Citigroup, Inc., 7.13%, Series J			20,288,678
338,855	Fifth Third Bancorp, 6.63%, Series I			9,653,979
83,963	FNB Corp., 7.25%			2,434,087
377,188	KeyCorp, 6.13%, Series E			11,010,118
777,014	Merrill Lynch Capital Trust I, 6.45%, Series K			20,124,663
556,270	Merrill Lynch Capital Trust III, 7.38%			14,557,586
189,196	People’s United Financial, Inc., 5.63%, Series A			5,100,724
1,132,315	PNC Financial Services Group, Inc. (The), 6.13%, Series P			31,953,929
377,425	Regions Financial Corp., 6.38%, Series B			10,699,999
263,554	Santander Finance Preferred SAU, 4.00%, Series 6 (Spain)			6,293,670
130,910	SunTrust Banks, Inc., 4.00%			3,169,331
97,720	Synovus Financial Corp., 7.88%, Series C			2,538,766
753,337	U.S. Bancorp, 3.50%, Series B			17,417,151
831,480	U.S. Bancorp, 6.50%, Series F			23,929,994
75,387	Valley National Bancorp, 5.50%, Series B			1,990,217
86,909	Valley National Bancorp, 6.25%, Series A			2,394,343
1,273,951	Wells Fargo & Co., 5.85%, Series Q			34,702,425
620,635	Wells Fargo & Co., 6.63%			17,756,367
94,126	Wintrust Financial Corp., 6.50%, Series D			2,634,587
104,437	Zions Bancorp, 6.30%, Series G			2,875,151

				340,223,513

	Capital Markets—10.3%
551,644	Goldman Sachs Group, Inc. (The), 3.75%, Series A			12,632,647
147,339	Goldman Sachs Group, Inc. (The), 4.00%, Series C(b)			3,447,733
994,780	Goldman Sachs Group, Inc. (The), 4.00%, Series D			22,651,141
734,714	Goldman Sachs Group, Inc. (The), 5.50%, Series J			19,727,071
515,678	Goldman Sachs Group, Inc. (The), 6.38%, Series K			14,810,272
810,237	Morgan Stanley, 4.00%, Series A			18,692,167
738,256	Morgan Stanley, 5.85%, Series K			19,932,912
738,095	Morgan Stanley, 6.38%, Series I			20,666,660
629,614	Morgan Stanley, 6.88%, Series F			17,975,480
638,511	Morgan Stanley, 7.13%, Series E			18,484,893

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

138

PowerShares Variable Rate Preferred Portfolio (VRP) (continued)

October 31, 2017

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Capital Markets (continued)
376,368	State Street Corp., 5.35%, Series G	$10,237,210
563,116	State Street Corp., 5.90%, Series D	15,603,944

		194,862,130

	Commercial Services & Supplies—0.4%
302,400	NuStar Logistics LP, 7.63%	7,596,288

	Consumer Finance—2.8%
2,009,045	GMAC Capital Trust I, 7.10%, Series 2 (3 mo. USD LIBOR + 5.79%)(a)	52,757,522

	Electric Utilities—1.0%
208,703	SCE Trust III, 5.75%, Series H	5,612,024
247,645	SCE Trust IV, 5.38%, Series J	6,691,368
227,441	SCE Trust V, 5.45%, Series K	6,238,706

		18,542,098

	Food Products—1.0%
370,722	CHS, Inc., 6.75%, Series 3	10,120,711
321,324	CHS, Inc., 7.10%, Series 2	8,891,035

		19,011,746

	Insurance—3.3%
188,022	Aegon NV, 4.00%, Series 1 (Netherlands)	4,552,013
378,199	Allstate Corp. (The), 5.10%	10,090,349
209,309	Aspen Insurance Holdings Ltd., 5.95% (Bermuda)	5,638,785
451,199	Hartford Financial Services Group, Inc. (The), 7.88%	13,504,386
452,165	MetLife, Inc., 4.00%, Series A	11,376,471
301,778	Reinsurance Group of America, Inc., 5.75%	8,389,428
301,519	Reinsurance Group of America, Inc., 6.20%	8,457,608

		62,009,040

	Mortgage REITs—2.4%
244,821	Agnc Investment Corp., 7.00%, Series C(b)	6,548,962
544,031	Annaly Capital Management, Inc., 6.95%, Series F(b)	14,362,419
245,013	Chimera Investment Corp., 8.00%, Series B	6,333,586
100,500	New York Mortgage Trust, Inc., 8.00%, Series D	2,501,445
147,596	PennyMac Mortgage Investment Trust, 8.00%, Series B	3,748,938
86,542	PennyMac Mortgage Investment Trust, 8.13%, Series A	2,194,705
90,361	Resource Capital Corp., 8.63%	2,275,290
215,838	Two Harbors Investment Corp., 7.63%, Series B(b)	5,732,657
108,604	Two Harbors Investment Corp., 8.13%, Series A	3,014,847

		46,712,849

	Multi-Utilities—0.6%
318,445	Integrys Holding, Inc., 6.00%	8,996,071
75,301	Just Energy Group, Inc., 8.50%, Series A (Canada)	1,957,826

		10,953,897

	Oil, Gas & Consumable Fuels—1.4%
108,614	GasLog Partners LP, 8.63%, Series A (Monaco)	2,865,237
158,359	NGL Energy Partners LP, 9.00%, Series B	3,875,045
291,755	NuStar Energy LP, 7.63%, Series B(b)	7,425,165
170,235	NuStar Energy LP, 8.50%, Series A	4,468,669
94,301	Targa Resources Partners LP, 9.00%, Series A	2,490,489
118,000	Teekay LNG Partners LP, 8.50%, Series B (Marshall Islands)	2,942,920
86,724	Tsakos Energy Navigation Ltd., 9.25%, Series E (Greece)	2,224,471

		26,291,996

	Thrifts & Mortgage Finance—0.6%
389,123	New York Community Bancorp, Inc., 6.38%, Series A	10,868,205

	Total Preferred Stocks and Other Equity Interests (Cost $783,386,031)	789,829,284

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

139

PowerShares Variable Rate Preferred Portfolio (VRP) (continued)

October 31, 2017

Number of Shares		Value
	Money Market Fund—1.3%
24,394,290	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(d) (Cost $24,394,290)	$24,394,290

	Total Investments in Securities (excluding investment purchased with cash collateral from securities on loan) (Cost $1,846,512,475)—98.8%	1,868,231,890

	Investment Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.6%
10,719,125	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(d)(e) (Cost $10,719,125)	10,719,125

	Total Investments in Securities (Cost $1,857,231,600)—99.4%	1,878,951,015
	Other assets less liabilities—0.6%	12,003,076

	Net Assets—100.0%	$1,890,954,091

Investment Abbreviations:

GMTN—Global Medium-Term Note

LIBOR—London Interbank Offered Rate

USD—U.S. Dollar

Notes to Schedule of Investments:

(a)	Variable rate coupon. Stated interest rate was in effect at October 31, 2017.
(b)	All or a portion of this security was out on loan at October 31, 2017.
(c)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

140

Schedule of Investments

PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

October 31, 2017

Principal Amount		Interest Rate(a)	Maturity Date	Value
	Municipal Bonds—98.7%(b)
	College & University Revenue—12.0%
$2,500,000	Michigan State University (General Remarketed 2/25/15) Rev. Ser. 00A	0.910%	08/15/2030	$2,500,000
2,500,000	University of Illinois (UIC South Campus Development) Ref. Ser. 08 (LOC-JPMorgan Chase Bank N.A.)(c)	0.950	01/15/2022	2,500,000
3,100,000	University of Texas (Financing System) Ser. 08B	0.880	08/01/2025	3,100,000
1,900,000	Washington State Higher Education Facilities Auth. (Whitman College Project) Ref. Ser. 04	0.930	10/01/2029	1,900,000

				10,000,000

	Electric Power Revenue—5.2%
2,400,000	Santa Clara California Electric Rev. Sub.-Ser. 08B (LOC-Bank Tokyo-Mitsubishi UFJ)(c)	0.900	07/01/2027	2,400,000
1,985,000	Sevier County Tennessee Public Building Auth. (Local Government Improvement Program) Ser. 10V-D-1 (LOC-Bank of America N.A.)(c)	0.950	06/01/2026	1,985,000

				4,385,000

	Health, Hospital, Nursing Home Revenue—30.6%
1,600,000	ABAG Finance Auth. For Nonprofit Corporations (Sharp HealthCare) Ser. 09A (LOC-Bank of America N.A.)(c)	0.900	08/01/2024	1,600,000
190,000	Arizona State Health Facilities Auth. (Banner Health) Ser. 08F (LOC-JPMorgan Chase Bank N.A.)(c)	0.940	01/01/2029	190,000
2,500,000	Arizona State Health Facilities Auth. (Dignity Health) Ser. 05B (LOC-JPMorgan Chase Bank N.A.)(c)	0.920	07/01/2035	2,500,000
2,500,000	California State Statewide Community Development Auth. (Kaiser Permanente) Ser. 04M	0.860	04/01/2038	2,500,000
2,300,000	Cleveland-Cuyahoga County Ohio Port Auth. (Carnegie/89th Garage Project) Ser. 07 (LOC-JPMorgan Chase Bank N.A.)(c)	0.910	01/01/2037	2,300,000
2,500,000	Connecticut State Health & Educational Facilities Auth. (Yale New Heaven Hospital) Rev. Ser. 13O (LOC-Wells Fargo Bank N.A.)(c)	0.870	07/01/2053	2,500,000
195,000	DeKalb Georgia Private Hospital Auth. (Children’s Healthcare of Atlanta) Ser. 08	0.940	07/01/2042	195,000
2,500,000	Iowa State Finance Auth. Health Facilities (Unity Point Health) Rev. Ser. 13B-1 (LOC-Union Bank N.A.)(c)	0.920	02/15/2039	2,500,000
300,000	Louisiana State Public Facilities Auth. (Christus Health) Rev. Ref. Ser. 09B2 (LOC-The Bank of New York Mellon)(c)	0.900	07/01/2047	300,000
2,800,000	Maryland State Health & Higher Educational Facilities Auth. (University of Maryland Medical Systems) Rev. Ser. 07A (LOC-Wells Fargo Bank N.A.)(c)	0.920	07/01/2034	2,800,000
2,500,000	Massachusetts State Health & Educational Facilities Auth. (Partners Healthcare P-1—Remarketed 05/14/09) Rev. Ser. 97	0.900	07/01/2027	2,500,000
2,500,000	Missouri State Health & Educational Facilities Auth. (BJC Health System) Ser. 08C	0.920	05/15/2038	2,500,000
3,000,000	North Carolina Medical Care Commission Health Care Facilities (Pennybyrn at Maryfield) Ser. 05A	0.950	11/01/2034	3,000,000
135,000	University of North Carolina at Chapel Hill Rev. Ref. Ser. 03B	0.880	02/01/2029	135,000

				25,520,000

	Highway Tolls Revenue—3.0%
2,325,000	Bay Area California Auth. Toll Bridge Rev. Ser. 07 (LOC-Sumitomo Mitsui Banking)(c)	0.860	04/01/2047	2,325,000
185,000	Massachusetts State Department of Transportation Highway System (Contract Assistance—Remarketed 11/20/14) Rev. Ref. Ser. 10A7	0.900	01/01/2029	185,000

				2,510,000

	Hotel Occupancy Tax—0.4%
300,000	Kansas City Missouri Special Obligation (H. Roe Bartle) Ref. Ser. 08F (LOC-Sumitomo Mitsui Banking)(c)	0.950	04/15/2025	300,000

	Local or GTD Housing—13.4%
3,000,000	Alaska State Housing Financing Corporation Home Mortgage Rev. Ser. 09B	0.880	12/01/2040	3,000,000
2,500,000	Indianapolis Indiana Multifamily Housing (Capital Place-Convington) Rev. Ser. 08 (LOC-Fannie Mae)(c)	0.910	05/15/2038	2,500,000
1,700,000	Nebraska State Investment Finance Auth. Single Family Housing Rev. Ser. 10B GNMA	0.920	09/01/2038	1,700,000
2,450,000	New York State Housing Finance Agency (222 E 44th Street Housing) Rev. Ser. 15A (LOC-Bank of China Ltd.)(c)	1.000	05/01/2050	2,450,000
1,500,000	New York State Housing Finance Agency (Manhattan West Residential Housing) Ser. 15A (LOC-Bank of China Ltd.)(c)	1.020	11/01/2049	1,500,000

				11,150,000

	Miscellaneous Revenue—8.7%
3,500,000	California State Various Purpose Sub.-Ser. 05B-1 (LOC-Mizuho Bank Ltd.)(c)	0.890	05/01/2040	3,500,000
1,795,000	Clarksville Tennessee Public Building Auth. (Pooled Financing Tennessee Municipal Bond Fund) Rev. Ser. 99 (LOC-Bank of America N.A.)(c)	1.020	06/01/2029	1,795,000
200,000	New York State Housing Finance Agency Service Contract (Remarketed 10/08/08) Rev. Ref. Ser. 03L (LOC-Bank of America N.A.)(c)	0.910	09/15/2021	200,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

141

PowerShares VRDO Tax-Free Weekly Portfolio (PVI) (continued)

October 31, 2017

Principal Amount		Interest Rate(a)	Maturity Date	Value
	Municipal Bonds (continued)
	Miscellaneous Revenue (continued)
$1,800,000	New York State Urban Development Corp. (CVS Contract) Rev. Ref. Ser. 08A-1 (LOC-Wells Fargo Bank N.A.)(c)	0.920%	01/01/2030	$1,800,000

				7,295,000

	Multiple Utility Revenue—3.0%
2,500,000	Colorado Springs Colorado Utilities Improvement (Sub.-Lien) Rev. Ser. 06B	0.950	11/01/2036	2,500,000

	Port, Airport & Marina Revenue—5.4%
2,500,000	Clark County Nevada Appropriation (Sub.-Lien) Rev. Ser. 08D-3 (LOC-Bank of America N.A.)(c)	0.920	07/01/2029	2,500,000
2,000,000	Louisiana State Offshore Terminal Auth. Deepwater Port (Loop LLC Project) Rev. Ref. Ser. 13B (LOC-JPMorgan Chase Bank N.A.)(c)	0.950	09/01/2033	2,000,000

				4,500,000

	Sales Tax Revenue—8.9%
2,930,000	Florida State Department of Environmental Protection Preservation (Everglades Restoration) Rev. Ser. 07A AGC	0.940	07/01/2027	2,930,000
2,000,000	Nassau County Interim Finance Auth. (Sales Tax Secured) Ser. 08B	0.940	11/15/2021	2,000,000
2,500,000	San Diego County California Regional Transportation Commission (Limited Tax) Ser. 08C	0.920	04/01/2038	2,500,000

				7,430,000

	Water Revenue—8.1%
100,000	Charlotte North Carolina Water & Sewer System Rev. Ser. 06B	0.870	07/01/2036	100,000
2,500,000	Florida Keys Aqueduct Auth. Water Rev. Ref. Ser. 08 (LOC-TD Bank N.A.)(c)	0.930	09/01/2035	2,500,000
2,500,000	JEA Florida Water & Sewer System Rev. Ser. 08B	0.920	10/01/2041	2,500,000
200,000	Massachusetts State Water Resources Auth. (Remarketed 05/07/11) Ref. Ser. 08C-2	0.930	11/01/2026	200,000
1,500,000	West Palm Beach Florida Utility System Rev. Ser. 08C AGC	0.950	10/01/2038	1,500,000

				6,800,000

	Total Investments in Securities (Cost $82,390,000)(d)—98.7%			82,390,000
	Other assets less liabilities—1.3%			1,122,199

	Net Assets—100.0%			$83,512,199

Investment Abbreviations:

AGC—Assured Guaranty Corp.

Auth.—Authority

GNMA—Government National Mortgage Association

GTD—Grant To Date

LOC—Letter of Credit

Ref.—Refunding

Rev.—Revenue

Ser.—Series

Sub.—Subordinated

Notes to Schedule of Investments:

(a)	Variable rate coupon. Stated interest rate was in effect at October 31, 2017.
(b)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on October 31, 2017.
(c)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(d)	The following table provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio, as of October 31, 2017. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations.

Entities	Percentage of Total Investments
JPMorgan Chase Bank N.A.	11.5%
Bank of America N.A.	9.8
Wells Fargo Bank N.A.	8.6
Assured Guaranty Corp.	5.4

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

142

Statements of Assets and Liabilities

October 31, 2017

	PowerShares 1-30 Laddered Treasury Portfolio (PLW)	PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)	PowerShares CEF Income Composite Portfolio (PCEF)	PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)
Assets:
Unaffiliated investments in securities, at value(a)	$185,587,894	$229,856,355	$690,811,566	$73,494,854
Affiliated investments in securities, at value	117,826	—	13,915,725	1,597,879
Cash	—	11,678,825	—	—
Foreign currencies, at value	—	—	—	930,500
Cash segregated as collateral	—	—	—	—
Receivables:
Dividends and interest	1,726,853	2,714,019	937,730	1,062,508
Investments sold	—	—	—	537,992
Shares sold	—	—	—	—
Securities lending	—	—	—	—
Investments matured, at value	—	—	—	—

Total Assets	187,432,573	244,249,199	705,665,021	77,623,733

Liabilities:
Due to custodian	—	—	737,159	—
Payables:
Investments purchased	—	6,781,500	—	1,999
Collateral upon return of securities loaned	—	—	1,452,200	—
Shares repurchased	—	—	—	—
Collateral upon receipt of securities in-kind	—	—	—	—
Accrued unitary management fees	39,460	54,588	299,039	29,017

Total Liabilities	39,460	6,836,088	2,488,398	31,016

Net Assets	$187,393,113	$237,413,111	$703,176,623	$77,592,717

Net Assets Consist of:
Shares of beneficial interest	$192,312,477	$235,251,553	$685,587,280	$81,962,872
Undistributed net investment income	—	—	—	—
Undistributed net realized gain (loss)	(719,613)	(1,166,106)	(30,367,185)	(4,138,987)
Net unrealized appreciation (depreciation)	(4,199,751)	3,327,664	47,956,528	(231,168)

Net Assets	$187,393,113	$237,413,111	$703,176,623	$77,592,717

Shares outstanding (unlimited amount authorized, $0.01 par value)	5,750,000	9,100,000	29,350,000	3,350,000
Net asset value	$32.59	$26.09	$23.96	$23.16

Market price	$32.59	$26.08	$23.96	$23.18

Unaffiliated investments in securities, at cost	$189,787,645	$226,528,691	$642,901,501	$73,746,637

Affiliated investments in securities, at cost	$117,826	$—	$13,869,262	$1,597,879

Foreign currencies, at cost	$—	$—	$—	$928,001

Investments matured, at cost	$—	$—	$—	$—

(a) Includes securities on loan with an aggregate value of:	$—	$—	$1,369,358	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

143

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)	PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)	PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)	PowerShares Global Short Term High Yield Bond Portfolio (PGHY)

$4,907,041,302	$1,185,714,209	$49,473,181	$213,804,429
32,336,903	28,863,563	89,853	4,629,307
373,121	110,062	—	398,247
—	—	—	—
12,428,824	—	—	1,827,280

68,019,390	16,494,494	444,333	3,571,904
2,690,850	11,230,222	1,373,300	264,438
23,258,600	7,630,459	—	2,834,569
23,950	6,044	—	—
—	—	—	92,400

5,046,172,940	1,250,049,053	51,380,667	227,422,574

—	—	—	—

29,775,641	14,217,290	1,401,311	3,439,003
28,184,660	24,046,000	—	—
2,962,282	13,353,399	—	—
12,428,824	—	—	1,827,280
2,111,457	510,527	8,969	63,741

75,462,864	52,127,216	1,410,280	5,330,024

$4,970,710,076	$1,197,921,837	$49,970,387	$222,092,550

$5,018,800,691	$1,204,416,090	$49,647,494	$223,898,420
—	—	—	—
(91,218,874)	(22,588,951)	(3,692)	(240,356)
43,128,259	16,094,698	326,585	(1,565,514)

$4,970,710,076	$1,197,921,837	$49,970,387	$222,092,550

167,800,000	62,800,000	1,950,000	9,200,000
$29.62	$19.08	$25.63	$24.14

$29.62	$19.07	$25.62	$24.19

$4,863,913,043	$1,169,619,511	$49,146,596	$215,214,510

$32,336,903	$28,863,563	$89,853	$4,629,307

$—	$—	$—	$—

$—	$—	$—	$247,833

$27,429,542	$23,447,238	$—	$—

144

Statements of Assets and Liabilities (continued)

October 31, 2017

	PowerShares International Corporate Bond Portfolio (PICB)	PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)	PowerShares National AMT-Free Municipal Bond Portfolio (PZA)	PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)
Assets:
Unaffiliated investments in securities, at value(a)	$157,754,727	$23,245,502	$1,589,183,012	$65,115,322
Affiliated investments in securities, at value	250,808	280,378	—	—
Cash	—	—	35,549,627	2,530,215
Foreign currencies, at value	123,719	—	—	—
Cash segregated as collateral	—	—	—	—
Receivables:
Dividends and interest	1,924,182	212,928	20,240,812	835,753
Investments sold	271,762	—	—	—
Shares sold	—	—	—	—
Securities lending	—	—	—	—
Foreign tax reclaims	47,848	—	—	—

Total Assets	160,373,046	23,738,808	1,644,973,451	68,481,290

Liabilities:
Due to custodian	65,997	—	—	—
Payables:
Investments purchased	1,093	—	33,333,200	2,405,020
Collateral upon return of securities loaned	—	—	—	—
Shares repurchased	271,762	—	—	—
Collateral upon receipt of securities in-kind	—	—	—	—
Accrued unitary management fees	71,231	4,276	381,979	15,643

Total Liabilities	410,083	4,276	33,715,179	2,420,663

Net Assets	$159,962,963	$23,734,532	$1,611,258,272	$66,060,627

Net Assets Consist of:
Shares of beneficial interest	$158,853,924	$23,713,152	$1,556,114,127	$64,456,034
Undistributed net investment income	—	—	—	—
Undistributed net realized gain (loss)	(27,235)	(85)	(23,722)	(74,902)
Net unrealized appreciation (depreciation)	1,136,274	21,465	55,167,867	1,679,495

Net Assets	$159,962,963	$23,734,532	$1,611,258,272	$66,060,627

Shares outstanding (unlimited amount authorized, $0.01 par value)	5,950,000	950,000	63,000,000	2,700,000
Net asset value	$26.88	$24.98	$25.58	$24.47

Market price	$26.89	$24.98	$25.55	$24.53

Unaffiliated investments in securities, at cost	$156,647,708	$23,224,037	$1,534,015,145	$63,435,827

Affiliated investments in securities, at cost	$250,808	$280,378	$—	$—

Foreign currencies, at cost	$123,368	$—	$—	$—

(a) Includes securities on loan with an aggregate value of:	$—	$—	$—	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

145

PowerShares Preferred Portfolio (PGX)	PowerShares Taxable Municipal Bond Portfolio (BAB)	PowerShares Treasury Collateral Portfolio (CLTL)	PowerShares Variable Rate Preferred Portfolio (VRP)	PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

$5,321,441,985	$954,583,878	$453,467,752	$1,843,837,600	$82,390,000
74,652,058	3,995,225	345,888	35,113,415	—
48,356	—	—	2,692	1,065,166
—	—	—	—	—
6,639	—	—	26,135	—

10,894,203	13,885,471	564,120	18,302,794	74,766
2,998,208	—	94,652,629	503,263,616	—
2,986,110	—	—	507,955,234	—
298,369	—	—	4,556	—
—	—	—	—	—

5,413,325,928	972,464,574	549,030,389	2,908,506,042	83,529,932

—	—	—	—	—

2,879,413	—	94,570,839	498,999,321	—
74,652,058	—	—	10,719,125	—
—	—	—	507,013,717	—
6,639	—	—	26,135	—
2,252,375	229,382	30,763	793,653	17,733

79,790,485	229,382	94,601,602	1,017,551,951	17,733

$5,333,535,443	$972,235,192	$454,428,787	$1,890,954,091	$83,512,199

$5,291,498,710	$912,074,806	$452,226,915	$1,871,762,268	$83,512,209
—	—	2,397,921	—	—
(43,406,111)	(3,914,725)	(34,576)	(2,527,592)	(10)
85,442,844	64,075,111	(161,473)	21,719,415	—

$5,333,535,443	$972,235,192	$454,428,787	$1,890,954,091	$83,512,199

356,400,000	32,000,000	4,290,001	73,100,000	3,350,000
$14.97	$30.38	$105.93	$25.87	$24.93

$14.96	$30.45	$105.94	$25.94	$24.93

$5,235,999,141	$890,508,767	$453,629,225	$1,822,118,185	$82,390,000

$74,652,058	$3,995,225	$345,888	$35,113,415	$—

$—	$—	$—	$—	$—

$72,695,603	$—	$—	$10,500,195	$—

146

Statements of Operations

For the year ended October 31, 2017

	PowerShares 1-30 Laddered Treasury Portfolio (PLW)	PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)	PowerShares CEF Income Composite Portfolio (PCEF)	PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)
Investment Income:
Unaffiliated interest income	$4,298,959	$5,319,861	$—	$2,162,246
Unaffiliated dividend income	—	—	35,481,076	—
Affiliated dividend income	1,852	—	538,022	3,030
Securities lending income	—	—	—	—
Foreign withholding tax	—	—	—	(4,232)

Total Income	4,300,811	5,319,861	36,019,098	2,161,044

Expenses:
Unitary management fees	473,283	531,954	3,367,222	235,506
Tax expenses	—	—	—	—

Total Expenses	473,283	531,954	3,367,222	235,506

Less: Waivers	(550)	—	(1,971)	(830)

Net Expenses	472,733	531,954	3,365,251	234,676

Net Investment Income	3,828,078	4,787,907	32,653,847	1,926,368

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Unaffiliated investment securities	(229,915)	516,728	(4,066,541)	(2,740,891)
Affiliated investment securities	—	—	(345,367)	—
Unaffiliated in-kind redemptions	(631,103)	—	11,188,421	—
Affiliated in-kind redemptions	—	—	71,431	—
Distributions of underlying fund shares	—	—	329,149	—
Foreign currencies	—	—	—	(46,395)

Net realized gain (loss)	(861,018)	516,728	7,177,093	(2,787,286)

Change in net unrealized appreciation (depreciation) on:
Unaffiliated investment securities	(7,860,127)	(1,373,457)	57,681,448	3,565,206
Affiliated investment securities	—	—	479,009	—
Foreign currencies	—	—	—	29,500

Net change in unrealized appreciation (depreciation)	(7,860,127)	(1,373,457)	58,160,457	3,594,706

Net realized and unrealized gain (loss)	(8,721,145)	(856,729)	65,337,550	807,420

Net increase (decrease) in net assets resulting from operations	$(4,893,067)	$3,931,178	$97,991,397	$2,733,788

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

147

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)	PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)	PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)	PowerShares Global Short Term High Yield Bond Portfolio (PGHY)

$236,225,631	$54,993,626	$1,363,919	$9,161,369
—	—	—	—
121,902	39,173	1,023	24,565
435,994	6,044	—	—
—	—	—	(10,484)

236,783,527	55,038,843	1,364,942	9,175,450

21,597,857	5,816,367	109,132	547,742
—	2,355	—	—

21,597,857	5,818,722	109,132	547,742

(32,622)	(10,599)	(343)	(6,504)

21,565,235	5,808,123	108,789	541,238

215,218,292	49,230,720	1,256,153	8,634,212

(11,648,303)	(314,105)	54,123	755,048
—	—	—	—
24,784,015	33,878,647	39,556	(46,943)
—	—	—	—
—	—	—	—
—	—	—	(192)

13,135,712	33,564,542	93,679	707,913

(39,018,156)	(15,558,589)	(782,957)	(2,176,843)
—	—	—	—
—	—	—	—

(39,018,156)	(15,558,589)	(782,957)	(2,176,843)

(25,882,444)	18,005,953	(689,278)	(1,468,930)

$189,335,848	$67,236,673	$566,875	$7,165,282

148

Statements of Operations (continued)

For the year ended October 31, 2017

	PowerShares International Corporate Bond Portfolio (PICB)	PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)	PowerShares National AMT-Free Municipal Bond Portfolio (PZA)	PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)
Investment Income:
Unaffiliated interest income	$3,672,000	$491,153	$48,161,578	$2,105,703
Unaffiliated dividend income	—	—	—	—
Affiliated dividend income	1,652	2,304	—	—
Securities lending income	—	—	—	—
Foreign withholding tax	(38,518)	—	—	—

Total Income	3,635,134	493,457	48,161,578	2,105,703

Expenses:
Unitary management fees	856,653	54,022	4,041,215	179,389
Tax expenses	—	—	—	—

Total Expenses	856,653	54,022	4,041,215	179,389

Less: Waivers	(558)	(676)	—	—

Net Expenses	856,095	53,346	4,041,215	179,389

Net Investment Income	2,779,039	440,111	44,120,363	1,926,314

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Unaffiliated investment securities	(1,275,617)	25,584	1,280,896	485,614
Unaffiliated in-kind redemptions	(3,979,366)	26,106	285,250	—
Foreign currencies	12,239	—	—	—

Net realized gain (loss)	(5,242,744)	51,690	1,566,146	485,614

Change in net unrealized appreciation (depreciation) on:
Unaffiliated investment securities	16,652,664	(120,959)	(6,807,061)	(901,063)
Foreign currencies	129,968	—	—	—

Net change in unrealized appreciation (depreciation)	16,782,632	(120,959)	(6,807,061)	(901,063)

Net realized and unrealized gain (loss)	11,539,888	(69,269)	(5,240,915)	(415,449)

Net increase in net assets resulting from operations	$14,318,927	$370,842	$38,879,448	$1,510,865

(a)	For period January 10, 2017 (commencement of investment operations) through October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

149

PowerShares Preferred Portfolio (PGX)	PowerShares Taxable Municipal Bond Portfolio (BAB)	PowerShares Treasury Collateral Portfolio (CLTL)(a)	PowerShares Variable Rate Preferred Portfolio (VRP)	PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

$—	$42,371,563	$2,632,698	$27,347,046	$588,602
294,171,972	—	—	44,003,971	—
77,384	67,483	8,833	33,847	—
3,397,632	—	—	4,556	—
—	—	—	(14,709)	—

297,646,988	42,439,046	2,641,531	71,374,711	588,602

24,179,803	2,742,635	246,371	6,841,613	192,631
—	—	—	2,355	—

24,179,803	2,742,635	246,371	6,843,968	192,631

(18,307)	(22,816)	(2,761)	(8,297)	—

24,161,496	2,719,819	243,610	6,835,671	192,631

273,485,492	39,719,227	2,397,921	64,539,040	395,971

(19,104,862)	(3,901,943)	(34,576)	(2,047,941)	(10)
10,630,701	2,091,256	(528)	33,609,700	—
—	—	—	—	—

(8,474,161)	(1,810,687)	(35,104)	31,561,759	(10)

(1,049,352)	(11,646,216)	(161,473)	(953,428)	—
—	—	—	—	—

(1,049,352)	(11,646,216)	(161,473)	(953,428)	—

(9,523,513)	(13,456,903)	(196,577)	30,608,331	(10)

$263,961,979	$26,262,324	$2,201,344	$95,147,371	$395,961

150

Statements of Changes in Net Assets

For the years ended October 31, 2017 and 2016

	PowerShares 1-30 Laddered Treasury Portfolio (PLW)		PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)
	2017	2016	2017	2016
Operations:
Net investment income	$3,828,078	$4,569,492	$4,787,907	$3,933,268
Net realized gain (loss)	(861,018)	10,080,039	516,728	156,626
Net change in unrealized appreciation (depreciation)	(7,860,127)	683,766	(1,373,457)	1,450,367

Net increase (decrease) in net assets resulting from operations	(4,893,067)	15,333,297	3,931,178	5,540,261

Distributions to Shareholders from:
Net investment income	(3,839,339)	(4,583,798)	(4,787,907)	(3,933,268)
Return of capital	—	—	(47,626)	(31,261)

Total distributions to shareholders	(3,839,339)	(4,583,798)	(4,835,533)	(3,964,529)

Shareholder Transactions:
Proceeds from shares sold	24,396,719	84,560,450	80,270,039	88,924,511
Value of shares repurchased	(49,742,721)	(141,116,828)	(31,699,168)	(10,467,305)
Transaction fees	—	—	126,543	218,389

Net increase (decrease) in net assets resulting from shares transactions	(25,346,002)	(56,556,378)	48,697,414	78,675,595

Increase (Decrease) in Net Assets	(34,078,408)	(45,806,879)	47,793,059	80,251,327

Net Assets:
Beginning of year	221,471,521	267,278,400	189,620,052	109,368,725

End of year	$187,393,113	$221,471,521	$237,413,111	$189,620,052

Undistributed net investment income at end of year	$—	$—	$—	$—

Changes in Shares Outstanding:
Shares sold	750,000	2,500,000	3,100,000	3,350,000
Shares repurchased	(1,550,000)	(4,150,000)	(1,250,000)	(400,000)
Shares outstanding, beginning of year	6,550,000	8,200,000	7,250,000	4,300,000

Shares outstanding, end of year	5,750,000	6,550,000	9,100,000	7,250,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

151

PowerShares CEF Income Composite Portfolio (PCEF)		PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)		PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)		PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)
2017	2016	2017	2016	2017	2016	2017	2016

$32,653,847	$37,094,240	$1,926,368	$1,964,049	$215,218,292	$159,962,436	$49,230,720	$37,913,482
7,177,093	(11,577,880)	(2,787,286)	(3,687,820)	13,135,712	19,192,839	33,564,542	(16,764,677)
58,160,457	32,412,423	3,594,706	(602,924)	(39,018,156)	157,500,059	(15,558,589)	48,202,775

97,991,397	57,928,783	2,733,788	(2,326,695)	189,335,848	336,655,334	67,236,673	69,351,580

(32,752,020)	(38,325,657)	—	—	(216,095,814)	(160,711,766)	(49,423,066)	(37,984,421)
(15,880,681)	(11,635,257)	(1,931,288)	(1,961,665)	(835,414)	—	—	—

(48,632,701)	(49,960,914)	(1,931,288)	(1,961,665)	(216,931,228)	(160,711,766)	(49,423,066)	(37,984,421)

78,505,086	51,120,858	45,202,841	5,712,969	1,518,591,646	1,817,405,729	991,546,556	756,314,570
(67,160,223)	(45,299,178)	(18,786,322)	(33,420,127)	(645,882,836)	(521,137,848)	(899,575,504)	(365,845,423)
—	—	309,035	195,665	—	—	—	—

11,344,863	5,821,680	26,725,554	(27,511,493)	872,708,810	1,296,267,881	91,971,052	390,469,147

60,703,559	13,789,549	27,528,054	(31,799,853)	845,113,430	1,472,211,449	109,784,659	421,836,306

642,473,064	628,683,515	50,064,663	81,864,516	4,125,596,646	2,653,385,197	1,088,137,178	666,300,872

$703,176,623	$642,473,064	$77,592,717	$50,064,663	$4,970,710,076	$4,125,596,646	$1,197,921,837	$1,088,137,178

$—	$—	$—	$—	$—	$877,522	$—	$—

3,350,000	2,350,000	2,000,000	250,000	51,700,000	62,400,000	52,500,000	41,700,000
(2,900,000)	(2,150,000)	(850,000)	(1,450,000)	(22,300,000)	(18,500,000)	(47,600,000)	(20,300,000)
28,900,000	28,700,000	2,200,000	3,400,000	138,400,000	94,500,000	57,900,000	36,500,000

29,350,000	28,900,000	3,350,000	2,200,000	167,800,000	138,400,000	62,800,000	57,900,000

152

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2017 and 2016

	PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)		PowerShares Global Short Term High Yield Bond Portfolio (PGHY)
	2017	2016	2017	2016
Operations:
Net investment income	$1,256,153	$1,112,065	$8,634,212	$2,650,366
Net realized gain (loss)	93,679	(40,240)	707,913	95,869
Net change in unrealized appreciation (depreciation)	(782,957)	1,089,201	(2,176,843)	1,099,407

Net increase (decrease) in net assets resulting from operations	566,875	2,161,026	7,165,282	3,845,642

Distributions to Shareholders from:
Net investment income	(1,261,537)	(1,112,065)	(8,634,020)	(2,650,366)
Net realized gains	—	—	—	—
Return of capital	—	(6,736)	(57,605)	(40,811)

Total distributions to shareholders	(1,261,537)	(1,118,801)	(8,691,625)	(2,691,177)

Shareholder Transactions:
Proceeds from shares sold	17,863,611	23,044,431	157,179,230	44,041,238
Value of shares repurchased	(25,352,592)	—	(2,422,833)	(3,362,542)
Transaction fees	—	—	—	—

Net increase (decrease) in net assets resulting from shares transactions	(7,488,981)	23,044,431	154,756,397	40,678,696

Increase (Decrease) in Net Assets	(8,183,643)	24,086,656	153,230,054	41,833,161

Net Assets:
Beginning of year	58,154,030	34,067,374	68,862,496	27,029,335

End of year	$49,970,387	$58,154,030	$222,092,550	$68,862,496

Undistributed net investment income at end of year	$—	$—	$—	$—

Changes in Shares Outstanding:
Shares sold	700,000	900,000	6,450,000	1,850,000
Shares repurchased	(1,000,000)	—	(100,000)	(150,000)
Shares outstanding, beginning of year	2,250,000	1,350,000	2,850,000	1,150,000

Shares outstanding, end of year	1,950,000	2,250,000	9,200,000	2,850,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

153

PowerShares International Corporate Bond Portfolio (PICB)		PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)		PowerShares National AMT-Free Municipal Bond Portfolio (PZA)		PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)
2017	2016	2017	2016	2017	2016	2017	2016

$2,779,039	$3,706,067	$440,111	$236,488	$44,120,363	$38,124,263	$1,926,314	$1,779,763
(5,242,744)	(8,035,278)	51,690	(29,417)	1,566,146	3,949,289	485,614	491,670
16,782,632	1,866,612	(120,959)	149,321	(6,807,061)	15,301,328	(901,063)	329,137

14,318,927	(2,462,599)	370,842	356,392	38,879,448	57,374,880	1,510,865	2,600,570

(1,543,177)	—	(442,061)	(237,571)	(44,434,318)	(38,124,263)	(1,937,572)	(1,779,763)
—	—	—	(7,046)	—	—	—	—
(1,275,336)	(3,733,321)	—	(1,098)	—	(189,479)	—	(12,981)

(2,818,513)	(3,733,321)	(442,061)	(245,715)	(44,434,318)	(38,313,742)	(1,937,572)	(1,792,744)

57,791,988	17,463,182	6,249,120	17,419,435	375,282,762	469,907,438	2,424,444	15,018,293
(69,877,741)	(40,184,962)	(4,996,874)	(1,246,709)	(138,711,374)	(7,925,010)	—	(2,455,728)
9,244	3,083	—	—	608,718	1,194,581	—	—

(12,076,509)	(22,718,697)	1,252,246	16,172,726	237,180,106	463,177,009	2,424,444	12,562,565

(576,095)	(28,914,617)	1,181,027	16,283,403	231,625,236	482,238,147	1,997,737	13,370,391

160,539,058	189,453,675	22,553,505	6,270,102	1,379,633,036	897,394,889	64,062,890	50,692,499

$159,962,963	$160,539,058	$23,734,532	$22,553,505	$1,611,258,272	$1,379,633,036	$66,060,627	$64,062,890

$—	$—	$—	$—	$—	$—	$—	$—

2,300,000	650,000	250,000	700,000	14,850,000	18,250,000	100,000	600,000
(2,750,000)	(1,550,000)	(200,000)	(50,000)	(5,550,000)	(300,000)	—	(100,000)
6,400,000	7,300,000	900,000	250,000	53,700,000	35,750,000	2,600,000	2,100,000

5,950,000	6,400,000	950,000	900,000	63,000,000	53,700,000	2,700,000	2,600,000

154

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2017 and 2016

	PowerShares Preferred Portfolio (PGX)		PowerShares Taxable Municipal Bond Portfolio (BAB)
	2017	2016	2017	2016
Operations:
Net investment income	$273,485,492	$223,181,740	$39,719,227	$35,952,968
Net realized gain (loss)	(8,474,161)	8,413,389	(1,810,687)	4,593
Net change in unrealized appreciation (depreciation)	(1,049,352)	24,855,342	(11,646,216)	36,415,568

Net increase in net assets resulting from operations	263,961,979	256,450,471	26,262,324	72,373,129

Distributions to Shareholders from:
Net investment income	(276,488,848)	(226,731,995)	(39,855,653)	(36,098,186)
Return of capital	—	—	—	—

Total distributions to shareholders	(276,488,848)	(226,731,995)	(39,855,653)	(36,098,186)

Shareholder Transactions:
Proceeds from shares sold	1,107,127,988	1,874,743,397	21,044,718	366,831,325
Value of shares repurchased	(491,910,183)	(290,708,764)	(106,639,740)	(10,287,020)
Transaction fees	—	—	744,256	1,019,948

Net increase (decrease) in net assets resulting from shares transactions	615,217,805	1,584,034,633	(84,850,766)	357,564,253

Increase (Decrease) in Net Assets	602,690,936	1,613,753,109	(98,444,095)	393,839,196

Net Assets:
Beginning of year	4,730,844,507	3,117,091,398	1,070,679,287	676,840,091

End of year	$5,333,535,443	$4,730,844,507	$972,235,192	$1,070,679,287

Undistributed net investment income at end of year	$—	$—	$—	$—

Changes in Shares Outstanding:
Shares sold	74,100,000	124,900,000	700,000	12,000,000
Shares repurchased	(33,900,000)	(19,550,000)	(3,600,000)	(350,000)
Shares outstanding, beginning of year	316,200,000	210,850,000	34,900,000	23,250,000

Shares outstanding, end of year	356,400,000	316,200,000	32,000,000	34,900,000

(a)	For period January 10, 2017 (commencement of investment operations) through October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

155

PowerShares Treasury Collateral Portfolio (CLTL)	PowerShares Variable Rate Preferred Portfolio (VRP)		PowerShares VRDO Tax-Free Weekly Portfolio (PVI)
2017(a)	2017	2016	2017	2016

$2,397,921	$64,539,040	$31,368,685	$395,971	$43,358
(35,104)	31,561,759	(111,445)	(10)	950
(161,473)	(953,428)	29,032,847	—	—

2,201,344	95,147,371	60,290,087	395,961	44,308

—	(64,972,652)	(31,532,782)	(395,971)	(44,304)
—	—	—	(449)	(2,604)

—	(64,972,652)	(31,532,782)	(396,420)	(46,908)

453,283,483	1,478,978,932	491,717,702	26,174,420	7,477,888
(1,056,040)	(517,259,238)	(18,480,727)	(2,492,350)	(28,654,688)
—	—	—	—	—

452,227,443	961,719,694	473,236,975	23,682,070	(21,176,800)

454,428,787	991,894,413	501,994,280	23,681,611	(21,179,400)

—	899,059,678	397,065,398	59,830,588	81,009,988

$454,428,787	$1,890,954,091	$899,059,678	$83,512,199	$59,830,588

$2,397,921	$—	$—	$—	$—

4,300,001	57,600,000	20,000,000	1,050,000	300,000
(10,000)	(20,000,000)	(800,000)	(100,000)	(1,150,000)
—	35,500,000	16,300,000	2,400,000	3,250,000

4,290,001	73,100,000	35,500,000	3,350,000	2,400,000

156

Financial Highlights

PowerShares 1-30 Laddered Treasury Portfolio (PLW)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$33.81	$32.59	$31.96	$30.41	$32.96
Net investment income(a)	0.66	0.65	0.70	0.76	0.74
Net realized and unrealized gain (loss) on investments	(1.22)	1.22	0.63	1.54	(2.55)
Total from investment operations	(0.56)	1.87	1.33	2.30	(1.81)
Distributions to shareholders from:
Net investment income	(0.66)	(0.65)	(0.70)	(0.75)	(0.74)
Net realized gains	—	—	—	—	(0.00	)(b)
Total distributions	(0.66)	(0.65)	(0.70)	(0.75)	(0.74)
Net asset value at end of year	$32.59	$33.81	$32.59	$31.96	$30.41
Market price at end of year(c)	$32.59	$33.84	$32.60	$31.97	$30.40
Net Asset Value Total Return(d)	(1.63)%	5.76%	4.18%	7.71%	(5.55)%
Market Price Total Return(d)	(1.72)%	5.82%	4.18%	7.77%	(5.47)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$187,393	$221,472	$267,278	$279,635	$150,540
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income	2.02%	1.94%	2.14%	2.47%	2.33%
Portfolio turnover rate(e)	5%	6%	7%	5%	5%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)

	Year Ended October 31,
	2017	2016	2015		2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$26.15	$25.43	$25.45		$23.50	$25.34
Net investment income(a)	0.65	0.74	0.82		0.97	0.91
Net realized and unrealized gain (loss) on investments	(0.07)	0.70	(0.06)		1.91	(1.84)
Total from investment operations	0.58	1.44	0.76		2.88	(0.93)
Distributions to shareholders from:
Net investment income	(0.65)	(0.75)	(0.83)		(0.97)	(0.91)
Return of capital	(0.01)	(0.01)	(0.00	)(b)	(0.02)	(0.00	)(b)
Total distributions	(0.66)	(0.76)	(0.83)		(0.99)	(0.91)
Transaction fees(a)	0.02	0.04	0.05		0.06	—
Net asset value at end of year	$26.09	$26.15	$25.43		$25.45	$23.50
Market price at end of year(c)	$26.08	$26.21	$25.50		$25.61	$23.42
Net Asset Value Total Return(d)	2.36%	5.84%	3.25%		12.75%	(3.74)%
Market Price Total Return(d)	2.08%	5.79%	2.87%		13.84%	(4.06)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$237,413	$189,620	$109,369		$66,169	$61,108
Ratio to average net assets of:
Expenses	0.28%	0.28%	0.28%		0.26%	0.30%
Net investment income	2.52%	2.81%	3.23%		3.95%	3.70%
Portfolio turnover rate(e)	24%	6%	3%		28%	1%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

157

Financial Highlights (continued)

PowerShares CEF Income Composite Portfolio (PCEF)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$22.23	$21.91	$24.41	$24.40	$25.47
Net investment income(a)	1.13	1.30	1.53	1.36	1.21
Net realized and unrealized gain (loss) on investments	2.28	0.77	(2.07)	0.58	(0.31)
Total from investment operations	3.41	2.07	(0.54)	1.94	0.90
Distributions to shareholders from:
Net investment income	(1.13)	(1.34)	(1.49)	(1.75)	(1.49)
Net realized gains	—	—	—	(0.18)	—
Return of capital	(0.55)	(0.41)	(0.47)	—	(0.48)
Total distributions	(1.68)	(1.75)	(1.96)	(1.93)	(1.97)
Net asset value at end of year	$23.96	$22.23	$21.91	$24.41	$24.40
Market price at end of year(b)	$23.96	$22.23	$21.85	$24.42	$24.40
Net Asset Value Total Return(c)	15.86%	10.11%	(2.31)%	8.23%	3.64%
Market Price Total Return(c)	15.86%	10.41%	(2.62)%	8.27%	3.43%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$703,177	$642,473	$628,684	$619,913	$469,789
Ratio to average net assets of:
Expenses(d)	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	4.85%	5.99%	6.61%	5.54%	4.82%
Portfolio turnover rate(e)	15%	20%	20%	19%	33%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$22.76	$24.08	$25.03	$25.23	$24.42
Net investment income(a)	0.83	0.77	0.77	0.81	0.82
Net realized and unrealized gain (loss) on investments	0.26	(1.40)	(1.09)	(0.34)	0.59
Total from investment operations	1.09	(0.63)	(0.32)	0.47	1.41
Distributions to shareholders from:
Net investment income	—	—	(0.17)	(0.69)	(0.82)
Return of capital	(0.82)	(0.77)	(0.60)	(0.11)	—
Total distributions	(0.82)	(0.77)	(0.77)	(0.80)	(0.82)
Transaction fees(a)	0.13	0.08	0.14	0.13	0.22
Net asset value at end of year	$23.16	$22.76	$24.08	$25.03	$25.23
Market price at end of year(b)	$23.18	$22.71	$23.97	$24.88	$25.41
Net Asset Value Total Return(c)	5.54%	(2.28)%	(0.71)%	2.45%	6.77%
Market Price Total Return(c)	5.87%	(2.02)%	(0.56)%	1.12%	6.85%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$77,593	$50,065	$81,865	$166,451	$107,213
Ratio to average net assets of:
Expenses	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income	3.68%	3.31%	3.16%	3.24%	3.30%
Portfolio turnover rate(d)	60%	22%	26%	34%	25%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

158

Financial Highlights (continued)

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$29.81	$28.08	$29.03	$27.93	$31.00
Net investment income(a)	1.45	1.46	1.48	1.28	1.30
Net realized and unrealized gain (loss) on investments	(0.17)	1.74	(0.97)	1.10	(3.08)
Total from investment operations	1.28	3.20	0.51	2.38	(1.78)
Distributions to shareholders from:
Net investment income	(1.46)	(1.47)	(1.46)	(1.28)	(1.29)
Return of capital	(0.01)	—	—	—	—
Total distributions	(1.47)	(1.47)	(1.46)	(1.28)	(1.29)
Net asset value at end of year	$29.62	$29.81	$28.08	$29.03	$27.93
Market price at end of year(b)	$29.62	$29.70	$28.02	$29.08	$27.92
Net Asset Value Total Return(c)	4.49%	11.79%	1.87%	8.77%	(5.85)%
Market Price Total Return(c)	4.88%	11.61%	1.49%	9.00%	(6.22)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$4,970,710	$4,125,597	$2,653,385	$2,429,411	$2,008,276
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	4.98%	5.06%	5.25%	4.52%	4.37%
Portfolio turnover rate(d)	30%	30%	27%	14%	9%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

	Year Ended October 31,
	2017	2016	2015	2014		2013
Per Share Operating Performance:
Net asset value at beginning of year	$18.79	$18.25	$19.24	$19.24		$19.19
Net investment income(a)	0.80	0.85	0.81	0.85		0.90
Net realized and unrealized gain (loss) on investments	0.29	0.54	(0.98)	(0.00	)(b)	0.05
Total from investment operations	1.09	1.39	(0.17)	0.85		0.95
Distributions to shareholders from:
Net investment income	(0.80)	(0.85)	(0.82)	(0.85)		(0.90)
Net asset value at end of year	$19.08	$18.79	$18.25	$19.24		$19.24
Market price at end of year(c)	$19.07	$18.70	$18.23	$19.19		$19.26
Net Asset Value Total Return(d)	5.96%	7.97%	(0.90)%	4.49%		5.06%
Market Price Total Return(d)	6.42%	7.56%	(0.75)%	4.12%		5.29%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,197,922	$1,088,137	$666,301	$565,770		$621,429
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%		0.50%
Net investment income	4.23%	4.69%	4.34%	4.37%		4.66%
Portfolio turnover rate(e)	9%	14%	16%	20%		23%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

159

Financial Highlights (continued)

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

	Year Ended October 31,
	2017	2016		2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$25.85	$25.24		$25.45	$25.13	$25.83
Net investment income(a)	0.65	0.65		0.62	0.62	0.54
Net realized and unrealized gain (loss) on investments	(0.22)	0.62		(0.19)	0.31	(0.69)
Total from investment operations	0.43	1.27		0.43	0.93	(0.15)
Distributions to shareholders from:
Net investment income	(0.65)	(0.66)		(0.64)	(0.60)	(0.55)
Net realized gains	—	—		—	(0.01)	—
Return of capital	—	(0.00	)(b)	—	—	—
Total distributions	(0.65)	(0.66)		(0.64)	(0.61)	(0.55)
Net asset value at end of year	$25.63	$25.85		$25.24	$25.45	$25.13
Market price at end of year(c)	$25.62	$25.87		$25.27	$25.47	$25.12
Net Asset Value Total Return(d)	1.73%	5.08%		1.69%	3.75%	(0.57)%
Market Price Total Return(d)	1.61%	5.03%		1.72%	3.88%	(0.68)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$49,970	$58,154		$34,067	$30,538	$33,925
Ratio to average net assets of:
Expenses	0.22%	0.22%		0.22%	0.22%	0.22%
Net investment income	2.53%	2.55%		2.45%	2.43%	2.15%
Portfolio turnover rate(e)	42%	20%		16%	9%	20%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Global Short Term High Yield Bond Portfolio (PGHY)

	Year Ended October 31,				For the Period June 17, 2013(a) Through October 31, 2013
	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$24.16	$23.50	$24.12	$24.84	$24.70
Net investment income(b)	1.34	1.51	1.04	0.99	0.34
Net realized and unrealized gain (loss) on investments	0.02	0.59	(0.62)	(0.67)	0.10
Total from investment operations	1.36	2.10	0.42	0.32	0.44
Distributions to shareholders from:
Net investment income	(1.37)	(1.42)	(1.03)	(1.00)	(0.30)
Return of capital	(0.01)	(0.02)	(0.01)	(0.04)	—
Total distributions	(1.38)	(1.44)	(1.04)	(1.04)	(0.30)
Net asset value at end of period	$24.14	$24.16	$23.50	$24.12	$24.84
Market price at end of period(c)	$24.19	$24.23	$23.37	$24.04	$25.06
Net Asset Value Total Return(d)	5.76%	9.27%	1.83%	1.27%	1.78	%(e)
Market Price Total Return(d)	5.66%	10.17%	1.61%	0.04%	2.67	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$222,093	$68,862	$27,029	$37,389	$14,903
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35	%(f)
Net investment income	5.52%	6.43%	4.43%	4.03%	3.71	%(f)
Portfolio turnover rate(g)	38%	53%	50%	29%	4%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (June 20, 2013, the first day of trading on the exchange) to October 31, 2013 was 2.82%. The market price total return from Fund Inception to October 31, 2013 was 4.02%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

160

Financial Highlights (continued)

PowerShares International Corporate Bond Portfolio (PICB)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$25.08	$25.95	$28.77	$29.50	$28.94
Net investment income(a)	0.42	0.55	0.62	0.77	0.86
Net realized and unrealized gain (loss) on investments	1.80	(0.86)	(2.82)	(0.75)	0.49
Total from investment operations	2.22	(0.31)	(2.20)	0.02	1.35
Distributions to shareholders from:
Net investment income	(0.23)	—	(0.03)	(0.74)	(0.69)
Net realized gains	—	—	—	(0.03)	—
Return of capital	(0.19)	(0.56)	(0.59)	—	(0.13)
Total distributions	(0.42)	(0.56)	(0.62)	(0.77)	(0.82)
Transaction fees(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.02	0.03
Net asset value at end of year	$26.88	$25.08	$25.95	$28.77	$29.50
Market price at end of year(c)	$26.89	$25.02	$25.89	$28.77	$29.55
Net Asset Value Total Return(d)	8.95%	(1.26)%	(7.73)%	0.09%	4.88%
Market Price Total Return(d)	9.25%	(1.26)%	(7.94)%	(0.08)%	4.59%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$159,963	$160,539	$189,454	$263,233	$156,336
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	1.62%	2.12%	2.29%	2.57%	2.99%
Portfolio turnover rate(e)	14%	24%	13%	17%	27%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)

	Year Ended October 31,				For the Period September 8, 2014(a) Through October 31, 2014
	2017	2016		2015
Per Share Operating Performance:
Net asset value at beginning of period	$25.06	$25.08		$25.03	$25.07
Net investment income(b)	0.45	0.43		0.32	0.03
Net realized and unrealized gain (loss) on investments	(0.08)	0.03		0.05	(0.04)
Total from investment operations	0.37	0.46		0.37	(0.01)
Distribution to shareholders from:
Net investment income	(0.45)	(0.44)		(0.32)	(0.03)
Net realized gains	—	(0.04)		—	—
Return of capital	—	(0.00	)(c)	—	—
Total distributions	(0.45)	(0.48)		(0.32)	(0.03)
Net asset value at end of period	$24.98	$25.06		$25.08	$25.03
Market price at end of period(d)	$24.98	$25.14		$25.16	$25.04
Net Asset Value Total Return(e)	1.49%	1.84%		1.48%	(0.06	)%(f)
Market Price Total Return(e)	1.16%	1.84%		1.76%	(0.02	)%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$23,735	$22,554		$6,270	$6,256
Ratio to average net assets of:
Expenses	0.22%	0.22%		0.22%	0.22	%(g)
Net investment income	1.79%	1.74%		1.26%	0.96	%(g)
Portfolio turnover rate(h)	19%	11%		9%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (September 10, 2014, the first day trading on the exchange) to October 31, 2014 was 0.22%. The market price total return from Fund Inception to October 31, 2014 was 0.26%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

161

Financial Highlights (continued)

PowerShares National AMT-Free Municipal Bond Portfolio (PZA)

	Year Ended October 31,
	2017	2016		2015		2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$25.69	$25.10		$25.17		$23.28	$25.74
Net investment income(a)	0.77	0.82		0.92		1.00	0.98
Net realized and unrealized gain (loss) on investments	(0.11)	0.57		(0.09)		1.87	(2.46)
Total from investment operations	0.66	1.39		0.83		2.87	(1.48)
Distributions to shareholders from:
Net investment income	(0.78)	(0.83)		(0.92)		(1.01)	(0.98)
Return of capital	—	(0.00	)(b)	(0.00	)(b)	(0.01)	(0.00	)(b)
Total distributions	(0.78)	(0.83)		(0.92)		(1.02)	(0.98)
Transaction fees(a)	0.01	0.03		0.02		0.04	—
Net asset value at end of year	$25.58	$25.69		$25.10		$25.17	$23.28
Market price at end of year(c)	$25.55	$25.77		$25.15		$25.25	$23.23
Net Asset Value Total Return(d)	2.70%	5.71%		3.45%		12.77%	(5.90)%
Market Price Total Return(d)	2.25%	5.82%		3.32%		13.35%	(6.27)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,611,258	$1,379,633		$897,395		$739,986	$564,598
Ratio to average net assets of:
Expenses	0.28%	0.28%		0.28%		0.28%	0.28%
Net investment income	3.06%	3.17%		3.64%		4.13%	3.93%
Portfolio turnover rate(e)	23%	6%		4%		15%	12%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)

	Year Ended October 31,
	2017	2016	2015		2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$24.64	$24.14	$24.33		$22.37	$24.82
Net investment income(a)	0.73	0.81	0.83		0.92	0.92
Net realized and unrealized gain (loss) on investments	(0.17)	0.51	(0.19)		1.96	(2.45)
Total from investment operations	0.56	1.32	0.64		2.88	(1.53)
Distributions to shareholders from:
Net investment income	(0.73)	(0.81)	(0.83)		(0.91)	(0.92)
Return of capital	—	(0.01)	(0.00	)(b)	(0.01)	(0.00	)(b)
Total distributions	(0.73)	(0.82)	(0.83)		(0.92)	(0.92)
Net asset value at end of year	$24.47	$24.64	$24.14		$24.33	$22.37
Market price at end of year(c)	$24.53	$24.67	$24.05		$24.22	$22.28
Net Asset Value Total Return(d)	2.37%	5.50%	2.68%		13.16%	(6.32)%
Market Price Total Return(d)	2.49%	6.02%	2.77%		13.11%	(6.83)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$66,061	$64,063	$50,692		$47,450	$49,204
Ratio to average net assets of:
Expenses	0.28%	0.28%	0.28%		0.26%	0.30%
Net investment income	3.01%	3.26%	3.42%		3.92%	3.84%
Portfolio turnover rate(e)	22%	21%	18%		18%	20%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

162

Financial Highlights (continued)

PowerShares Preferred Portfolio (PGX)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$14.96	$14.78	$14.57	$13.78	$14.82
Net investment income(a)	0.84	0.84	0.87	0.88	0.91
Net realized and unrealized gain (loss) on investments	0.02	0.20	0.21	0.79	(1.03)
Total from investment operations	0.86	1.04	1.08	1.67	(0.12)
Distributions to shareholders from:
Net investment income	(0.85)	(0.86)	(0.87)	(0.88)	(0.92)
Net asset value at end of year	$14.97	$14.96	$14.78	$14.57	$13.78
Market price at end of year(b)	$14.96	$15.00	$14.80	$14.62	$13.79
Net Asset Value Total Return(c)	5.97%	7.22%	7.66%	12.51%	(0.88)%
Market Price Total Return(c)	5.60%	7.36%	7.43%	12.81%	(0.95)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$5,333,535	$4,730,845	$3,117,091	$2,264,758	$2,107,031
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	5.66%	5.63%	5.95%	6.21%	6.27%
Portfolio turnover rate(d)	10%	14%	12%	13%	29%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Taxable Municipal Bond Portfolio (BAB)

	Year Ended October 31,
	2017		2016		2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$30.68		$29.11		$29.77	$27.90	$30.19
Net investment income(a)	1.21		1.26		1.37	1.40	1.42
Net realized and unrealized gain (loss) on investments	(0.32)		1.54		(0.71)	1.87	(2.29)
Total from investment operations	0.89		2.80		0.66	3.27	(0.87)
Distributions to shareholders from:
Net investment income	(1.21)		(1.27)		(1.37)	(1.40)	(1.42)
Transaction fees(a)	0.02		0.04		0.05	—	—
Net asset value at end of year	$30.38		$30.68		$29.11	$29.77	$27.90
Market price at end of year(b)	$30.45		$30.74		$29.17	$29.76	$27.79
Net Asset Value Total Return(c)	3.14%		9.93%		2.40%	12.03%	(3.00)%
Market Price Total Return(c)	3.19%		9.90%		2.65%	12.44%	(3.28)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$972,235		$1,070,679		$676,840	$695,156	$683,643
Ratio to average net assets of:
Expenses	0.28	%(d)	0.27%		0.28%	0.27%	0.28%
Net investment income	4.05%		4.14%		4.59%	4.86%	4.80%
Portfolio turnover rate(e)	6%		0	%(f)	9%	7%	5%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2017, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.
(f)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

163

Financial Highlights (continued)

PowerShares Treasury Collateral Portfolio (CLTL)

	For the Period January 10, 2017(a) Through October 31, 2017
Per Share Operating Performance:
Net asset value at beginning of period	$105.35
Net investment income(b)	0.66
Net realized and unrealized gain (loss) on investments	(0.08)
Total from investment operations	0.58
Net asset value at end of period	$105.93
Market price at end of period(c)	$105.94
Net Asset Value Total Return(d)	0.55	%(e)
Market Price Total Return(d)	0.56	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$454,429
Ratio to average net assets of:
Expenses	0.08	%(f)
Net investment income	0.77	%(f)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (January 12, 2017, the first day trading on the exchange) to October 31, 2017 was 0.55%. The market price total return from Fund Inception to October 31, 2017 was 0.54%.
(f)	Annualized.

PowerShares Variable Rate Preferred Portfolio (VRP)

	Year Ended October 31,			For the Period April 28, 2014(a) Through October 31, 2014
	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$25.33	$24.36	$24.85	$24.87
Net investment income(b)	1.21	1.23	1.20	0.60
Net realized and unrealized gain (loss) on investments	0.56	0.98	(0.47)	(0.08)
Total from investment operations	1.77	2.21	0.73	0.52
Distributions to shareholders from:
Net investment income	(1.23)	(1.24)	(1.20)	(0.51)
Return of capital	—	—	(0.02)	(0.03)
Total distributions	(1.23)	(1.24)	(1.22)	(0.54)
Net asset value at end of period	$25.87	$25.33	$24.36	$24.85
Market price at end of period(c)	$25.94	$25.42	$24.40	$24.92
Net Asset Value Total Return(d)	7.18%	9.43%	2.99%	2.09	%(e)
Market Price Total Return(d)	7.08%	9.63%	2.85%	2.38	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,890,954	$899,060	$397,065	$91,950
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50	%(f)
Net investment income	4.72%	5.03%	4.88%	4.79	%(f)
Portfolio turnover rate(g)	4%	17%	5%	6%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (May 1, 2014, the first day of trading on the exchange) to October 31, 2014 was 1.93%. The market price total return from Fund Inception to October 31, 2014 was 2.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

164

Financial Highlights (continued)

PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

	Year Ended October 31,
	2017		2016		2015		2014		2013
Per Share Operating Performance:
Net asset value at beginning of year	$24.93		$24.93		$24.96		$24.99		$25.00
Net investment income (loss)(a)	0.13		0.02		(0.03)		(0.02)		0.01
Net realized and unrealized gain (loss) on investments	(0.00	)(b)	—		—		(0.01)		(0.01)
Total from investment operations	0.13		0.02		(0.03)		(0.03)		—
Distributions to shareholders from:
Net investment income	(0.13)		(0.02)		—		—		(0.01)
Return of capital	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)
Total distributions	(0.13)		(0.02)		(0.00	)(b)	(0.00	)(b)	(0.01)
Net asset value at end of year	$24.93		$24.93		$24.93		$24.96		$24.99
Market price at end of year(c)	$24.93		$24.91		$24.93		$24.97		$24.99
Net Asset Value Total Return(d)	0.51%		0.07%		(0.12)%		(0.12)%		(0.00	)%(e)
Market Price Total Return(d)	0.59%		(0.01)%		(0.16)%		(0.08)%		0.04%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$83,512		$59,831		$81,010		$118,580		$193,700
Ratio to average net assets of:
Expenses	0.25%		0.25%		0.25%		0.25%		0.25%
Net investment income (loss)	0.51%		0.06%		(0.15)%		(0.11)%		0.03%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Amount represents less than 0.005%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

165

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2017

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2017, the Trust offered eighty portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares 1-30 Laddered Treasury Portfolio (PLW)	“1-30 Laddered Treasury Portfolio”
PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)	“California AMT-Free Municipal Bond Portfolio”
PowerShares CEF Income Composite Portfolio (PCEF)	“CEF Income Composite Portfolio”
PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)	“Chinese Yuan Dim Sum Bond Portfolio”
PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)	“Emerging Markets Sovereign Debt Portfolio”
PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)	“Fundamental High Yield® Corporate Bond Portfolio”
PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)	“Fundamental Investment Grade Corporate Bond Portfolio”
PowerShares Global Short Term High Yield Bond Portfolio (PGHY)	“Global Short Term High Yield Bond Portfolio”
PowerShares International Corporate Bond Portfolio (PICB)	“International Corporate Bond Portfolio”
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)	“LadderRite 0-5 Year Corporate Bond Portfolio”
PowerShares National AMT-Free Municipal Bond Portfolio (PZA)	“National AMT-Free Municipal Bond Portfolio”
PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)	“New York AMT-Free Municipal Bond Portfolio”
PowerShares Preferred Portfolio (PGX)	“Preferred Portfolio”
PowerShares Taxable Municipal Bond Portfolio (BAB) (formerly, PowerShares Build America Bond Portfolio)	“Taxable Municipal Bond Portfolio”
PowerShares Treasury Collateral Portfolio (CLTL)*	“Treasury Collateral Portfolio”
PowerShares Variable Rate Preferred Portfolio (VRP)	“Variable Rate Preferred Portfolio”
PowerShares VRDO Tax-Free Weekly Portfolio (PVI)	“VRDO Tax-Free Weekly Portfolio”

*	Commenced operations on January 10, 2017.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of 1-30 Laddered Treasury Portfolio and LadderRite 0-5 Year Corporate Bond Portfolio, which are listed and traded on The NASDAQ Stock Market LLC.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units of 1-30 Laddered Treasury Portfolio, CEF Income Composite Portfolio, Emerging Markets Sovereign Debt Portfolio, Fundamental High Yield® Corporate Bond Portfolio, Fundamental Investment Grade Corporate Bond Portfolio, Global Short Term High Yield Bond Portfolio, International Corporate Bond Portfolio, LadderRite 0-5 Year Corporate Bond Portfolio, Preferred Portfolio, Treasury Collateral Portfolio and Variable Rate Preferred Portfolio are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Creation Units of California AMT-Free Municipal Bond Portfolio, Chinese Yuan Dim Sum Bond Portfolio, National AMT-Free Municipal Bond Portfolio, New York AMT-Free Municipal Bond Portfolio, Taxable Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

To provide enhanced daily liquidity, Treasury Collateral Portfolio determines its NAV twice each day, at 12:00 p.m. EST and 4:00 p.m. EST. The Fund provides same-day settlement for creation/redemption trades in the primary market for any trades placed before the initial daily NAV strike.

CEF Income Composite Portfolio is a “fund of funds,” in that it invests in other funds (“Underlying Funds”) Each Underlying Fund’s accounting policies are outlined in that Underlying Fund’s financial statements and are publicly available.

166

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
1-30 Laddered Treasury Portfolio	Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index
California AMT-Free Municipal Bond Portfolio	ICE BofAML California Long-Term Core Plus Municipal Securities Index
CEF Income Composite Portfolio	S-Network Composite Closed-End Fund IndexSM
Chinese Yuan Dim Sum Bond Portfolio	Citi Custom Dim Sum (Offshore CNY) Bond Index
Emerging Markets Sovereign Debt Portfolio	DBIQ Emerging Market USD Liquid Balanced Index
Fundamental High Yield® Corporate Bond Portfolio	RAFI® Bonds U.S. High Yield 1-10 Index
Fundamental Investment Grade Corporate Bond Portfolio	RAFI® Bonds U.S. Investment Grade 1-10 Index
Global Short Term High Yield Bond Portfolio	DB Global Short Maturity High Yield Bond Index
International Corporate Bond Portfolio	S&P International Corporate Bond Index®
LadderRite 0-5 Year Corporate Bond Portfolio	NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index
National AMT-Free Municipal Bond Portfolio	ICE BofAML National Long-Term Core Plus Municipal Securities Index
New York AMT-Free Municipal Bond Portfolio	ICE BofAML New York Long-Term Core Plus Municipal Securities Index
Preferred Portfolio	ICE BofAML Core Plus Fixed Rate Preferred Securities Index
Taxable Municipal Bond Portfolio	ICE BofAML US Taxable Municipal Securities Plus Index*
Treasury Collateral Portfolio	ICE U.S. Treasury Short Bond Index
Variable Rate Preferred Portfolio	Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index
VRDO Tax-Free Weekly Portfolio	Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index

*	Effective after the close of markets on May 31, 2017, the underlying index changed from ICE BofAML Build America Bond Index to ICE BofAML US Taxable Municipal Securities Plus Index.

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

Securities, including restricted securities in an Underlying Fund, if any, that are held as investments of a Fund, are valued in accordance with the Underlying Fund’s valuation policy. The policies of Underlying Funds affiliated with the Funds as a result of having the same investment adviser are the same as those set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature

167

exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other AP is able to step forward to create or redeem Creation Units, that Fund’s Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Changing Fixed-Income Market Conditions. Each Fund, except for CEF Income Composite Portfolio and Variable Rate Preferred Portfolio, invests in fixed-income securities. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s raising of the target range for the Federal Funds Rate (and possible continued fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer

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market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Funds’ transaction costs.

Fixed-Income Securities Risk. Each Fund, except for CEF Income Composite Portfolio and Variable Rate Preferred Portfolio, invests in fixed-income securities. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.

Industry or Geographic Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector, or, in a specific country or geographic region. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry, sector, country or region, each Fund will also concentrate its investments to approximately the same extent. By so concentrating its investments, a Fund may face more risks than if it were diversified broadly over numerous industries, sectors, countries or geographic regions. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV. Also, a natural or other disaster could occur in a country or geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact such Fund’s investments in the affected country or region.

Non-Diversified Fund Risk. Each Fund (except for CEF Income Composite Portfolio, Chinese Yuan Dim Sum Bond Portfolio, Emerging Markets Sovereign Debt Portfolio, Fundamental High Yield® Corporate Bond Portfolio, Fundamental Investment Grade Corporate Bond Portfolio, Global Short Term High Yield Bond Portfolio, International Corporate Bond Portfolio, National AMT-Free Municipal Bond Portfolio, Taxable Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. To the extent that a Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. Each Fund’s (except for 1-30 Laddered Treasury Portfolio and CEF Income Composite Portfolio) use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities that a Fund holds could result in a greater decline in NAV than would be the case if a Fund held all of the securities in its Underlying Index. To the extent the assets in a Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the California AMT-Free Municipal Bond Portfolio, Chinese Yuan Dim Sum Bond Portfolio, National AMT-Free Municipal Bond Portfolio, New York AMT-Free Municipal Bond Portfolio, Taxable Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio currently effect creations and redemptions principally for cash, rather than primarily in-kind, because of the nature of the Funds’ investments. As such, investments in such Funds’ Shares may be less tax efficient than investments in conventional ETFs.

Foreign Investment Risk. Investments in the securities of non-U.S issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, local taxation, potential currency transfer restrictions or other adverse political or economic developments and the

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difficulty of enforcing obligations in other countries. These risks may be exacerbated in emerging market countries. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. Such risks may be exacerbated in emerging markets, where securities laws are relatively new and unsettled.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

Fund of Funds Risk. Because CEF Income Composite Portfolio is a fund of funds, its investment performance largely depends on the investment performance of the Underlying Funds in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Funds that comprise its Underlying Index. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying Funds in which it invests, including their investment advisory and administration fees, while continuing to pay its own unitary management fee. As a result, shareholders will absorb duplicate levels of fees with respect to investments in the Underlying Funds. In addition, at times certain segments of the market represented by constituent Underlying Funds in its Underlying Index may be out of favor and underperform other segments.

Global Bonds Risk. Chinese Yuan Dim Sum Bond Portfolio, Emerging Markets Sovereign Debt Portfolio, Global Short Term High Yield Bond Portfolio and International Corporate Bond Portfolio invest in global bonds. Global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, interest rate risk and liquidity risk. Generally, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities and, therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, a Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Municipal Securities Risk. California AMT-Free Municipal Bond Portfolio, National AMT-Free Municipal Bond Portfolio, New York AMT-Free Municipal Bond Portfolio, Taxable Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio invest in municipal securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Municipal Insurance Risk. A portion of the municipal securities that California AMT-Free Municipal Bond Portfolio, National AMT-Free Municipal Bond Portfolio, New York AMT-Free Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio hold may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in a Fund’s Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Tax Risk. There is no guarantee that the income from California AMT-Free Municipal Bond Portfolio, National AMT-Free Municipal Bond Portfolio, New York AMT-Free Municipal Bond Portfolio or VRDO Tax-Free Weekly Portfolio will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

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Sovereign Debt Risk. For Chinese Yuan Dim Sum Bond Portfolio, Emerging Markets Sovereign Debt Portfolio and Global Short Term High Yield Bond Portfolio, risks of sovereign debt include the relative size of the debt burden to the economy as a whole and the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, these Funds may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s ability to obtain recourse may be limited.

Risks of Investing in Closed-End Funds. For CEF Income Composite Portfolio, the shares of closed-end funds may trade at a discount or premium to, or at, their NAV. To the extent that the Fund invests a portion of its assets in closed-end funds, those assets will be subject to the risks of the closed-end fund’s portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the closed-end fund. The securities of closed-end funds in which the Fund may invest may be leveraged. As a result, the Fund may be exposed indirectly to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Preferred Stock Risk. With respect to Preferred Portfolio and Variable Rate Preferred Portfolio, preferred stock is subject to issuer-specific and overall market risks that are generally applicable to equity securities as a whole; however, there are special risks associated with investing in preferred stock. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally provides no voting rights with respect to the issuer. Preferred stock also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, meaning that an issuer’s preferred stock generally pays dividends only after the issuer makes required payments to holders of its bonds and other debt. This subjects preferred stock to a greater risk of non-payment than more senior securities. Because of the subordinated position of preferred stock in an issuer’s capital structure, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, its quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets. Also, in certain circumstances, an issuer of a preferred stock may call or redeem it prior to a specified date or may convert it to common stock, all of which may negatively impact its return.

Not a Money Market Fund. Treasury Collateral Portfolio is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal circumstances, the Fund’s investments may be more susceptible than a money market fund’s to credit risk, interest rate risk, valuation risk and other risks relevant to the Fund’s investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, and it is possible for the Fund to lose money. The Fund does not seek to maintain a stable NAV of $1.00 per share.

Portfolio Turnover Risk. Treasury Collateral Portfolio may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. This may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. A high portfolio turnover rate also can result in an increase in taxable capital gains distributions to shareholders and an increased likelihood that the capital gains will be taxable at ordinary rates.

U.S. Treasury Obligations Risk. Treasury Collateral Portfolio will invest in obligations issued or guaranteed by the U.S. Treasury. U.S. Treasury securities are backed by the “full faith and credit” of the United States; however, the U.S. Government does not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Because U.S. Treasury securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Shares of the Fund.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

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Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including payments to Invesco Advisers, Inc. (the “Sub-Adviser”) for Treasury Collateral Portfolio and, for each Fund, the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund (except Treasury Collateral Portfolio) declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Treasury Collateral Portfolio declares and pays dividends from net investment income, if any, to its shareholders annually and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

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H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. Certain prior year amounts have been reclassified to conform to the current year presentation. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I. Foreign Currency Translations

Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

J. Securities Lending

During the fiscal year ended October 31, 2017, CEF Income Composite Portfolio, Emerging Markets Sovereign Debt Portfolio, Fundamental High Yield® Corporate Bond Portfolio, Preferred Portfolio and Variable Rate Preferred Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services, and for Treasury Collateral Portfolio, the oversight of the Sub-Adviser.

As compensation for its services, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including payments to the Sub-Adviser for Treasury Collateral Portfolio and, for each Fund, the cost of transfer agency, custody, fund administration, legal, audit

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and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
1-30 Laddered Treasury Portfolio	0.25%
California AMT-Free Municipal Bond Portfolio	0.28%
CEF Income Composite Portfolio	0.50%
Chinese Yuan Dim Sum Bond Portfolio	0.45%
Emerging Markets Sovereign Debt Portfolio	0.50%
Fundamental High Yield® Corporate Bond Portfolio	0.50%
Fundamental Investment Grade Corporate Bond Portfolio	0.22%
Global Short Term High Yield Bond Portfolio	0.35%
International Corporate Bond Portfolio	0.50%
LadderRite 0-5 Year Corporate Bond Portfolio	0.22%
National AMT-Free Municipal Bond Portfolio	0.28%
New York AMT-Free Municipal Bond Portfolio	0.28%
Preferred Portfolio	0.50%
Taxable Municipal Bond Portfolio	0.28%
Treasury Collateral Portfolio	0.08%
Variable Rate Preferred Portfolio	0.50%
VRDO Tax-Free Weekly Portfolio	0.25%

For Treasury Collateral Portfolio, the Adviser has entered into a sub-advisory agreement with the Sub-Adviser. The sub-advisory fee is paid by the Adviser to the Sub-Adviser at the annual rate of 40% of compensation paid to the Adviser from the Fund.

Further, through August 31, 2019, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2017, the Adviser waived fees for each Fund in the following amounts:

1-30 Laddered Treasury Portfolio	$550
California AMT-Free Municipal Bond Portfolio	—
CEF Income Composite Portfolio	1,971
Chinese Yuan Dim Sum Bond Portfolio	830
Emerging Markets Sovereign Debt Portfolio	32,622
Fundamental High Yield® Corporate Bond Portfolio	10,599
Fundamental Investment Grade Corporate Bond Portfolio	343
Global Short Term High Yield Bond Portfolio	6,504
International Corporate Bond Portfolio	558
LadderRite 0-5 Year Corporate Bond Portfolio	676
National AMT-Free Municipal Bond Portfolio	—
New York AMT-Free Municipal Bond Portfolio	—
Preferred Portfolio	18,307
Taxable Municipal Bond Portfolio	22,816
Treasury Collateral Portfolio	2,761
Variable Rate Preferred Portfolio	8,297
VRDO Tax-Free Weekly Portfolio	—

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

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The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
1-30 Laddered Treasury Portfolio	Nasdaq, Inc.
California AMT-Free Municipal Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
CEF Income Composite Portfolio	S-Network Global Indexes, LLC
Chinese Yuan Dim Sum Bond Portfolio	Citigroup Index LLC
Emerging Markets Sovereign Debt Portfolio	Deutsche Bank Securities Inc.
Fundamental High Yield® Corporate Bond Portfolio	Research Affiliates®
Fundamental Investment Grade Corporate Bond Portfolio	Research Affiliates®
Global Short Term High Yield Bond Portfolio	Deutsche Bank Securities Inc.
International Corporate Bond Portfolio	S&P Dow Jones Indices LLC
LadderRite 0-5 Year Corporate Bond Portfolio	Nasdaq, Inc.
National AMT-Free Municipal Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
New York AMT-Free Municipal Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
Preferred Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
Taxable Municipal Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
Treasury Collateral Portfolio	Interactive Data Pricing and Reference Data LLC
Variable Rate Preferred Portfolio	Wells Fargo & Company
VRDO Tax-Free Weekly Portfolio	Bloomberg Finance L.P.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser and the adviser for Invesco Bond Fund, Invesco High Income 2023 Target Term Fund and Invesco Senior Income Trust are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Bond Fund, Invesco High Income 2023 Target Term Fund and Invesco Senior Income Trust are considered to be affiliated with the Funds. The table below shows CEF Income Composite Portfolio’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended October 31, 2017.

CEF Income Composite Portfolio

	Value October 31, 2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2017	Dividend Income
Invesco High Income 2023 Target Term Fund	$—	$1,610,975	$(2,727)	$(6,895)	$(9)	$1,601,344	$7,922
Invesco Bond Fund	1,644,021	680,268	(239,863)	90,049	6,656	2,181,131	81,686
Invesco Senior Income Trust	8,345,689	3,406,792	(3,186,703)	395,855	(280,583)	8,681,050	441,000

Total Investments in Affiliates	$9,989,710	$5,698,035	$(3,429,293)	$479,009	$(273,936)	$12,463,525	$530,608

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

175

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for all of the securities in CEF Income Composite Portfolio, Preferred Portfolio and certain Funds listed below, as of October 31, 2017, all of the securities in each Fund were valued based on Level 2 inputs (see the Schedules of Investments for security categories). All of the securities in CEF Income Composite Portfolio and Preferred Portfolio were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the fiscal year ended October 31, 2017, there were no material transfers between valuation levels.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
1-30 Laddered Treasury Portfolio
U.S. Treasury Securities	$—	$185,587,894	$—	$185,587,894
Money Market Fund	117,826	—	—	117,826

Total Investments	117,826	185,587,894	—	185,705,720

Chinese Yuan Dim Sum Bond Portfolio
Foreign Corporate Debt Securities	—	59,927,630	—	59,927,630
Foreign Government Debt Securities	—	13,567,224	—	13,567,224
Money Market Fund	1,597,879	—	—	1,597,879

Total Investments	1,597,879	73,494,854	—	75,092,733

Emerging Markets Sovereign Debt Portfolio
Foreign Government Debt Securities	—	4,907,041,302	—	4,907,041,302
Money Market Funds	32,336,903	—	—	32,336,903

Total Investments	32,336,903	4,907,041,302	—	4,939,378,205

Fundamental High Yield® Corporate Bond Portfolio
Corporate Debt Securities	—	1,185,714,209	—	1,185,714,209
Money Market Funds	28,863,563	—	—	28,863,563

Total Investments	28,863,563	1,185,714,209	—	1,214,577,772

Fundamental Investment Grade Corporate Bond Portfolio
Corporate Debt Securities	—	49,473,181	—	49,473,181
Money Market Fund	89,853	—	—	89,853

Total Investments	89,853	49,473,181	—	49,563,034

Global Short Term High Yield Bond Portfolio
Foreign Corporate Debt Securities	—	190,002,426	—	190,002,426
Foreign Government Debt Securities	—	23,788,801	—	23,788,801
Equity Securities	—	2,125	11,077	13,202
Money Market Fund	4,629,307	—	—	4,629,307
Investments Matured	—	92,400	—	92,400

Total Investments	4,629,307	213,885,752	11,077	218,526,136

International Corporate Bond Portfolio
Foreign Corporate Debt Securities	—	157,754,727	—	157,754,727
Money Market Fund	250,808	—	—	250,808

Total Investments	250,808	157,754,727	—	158,005,535

LadderRite 0-5 Year Corporate Bond Portfolio
Corporate Debt Securities	—	23,245,502	—	23,245,502
Money Market Fund	280,378	—	—	280,378

Total Investments	280,378	23,245,502	—	23,525,880

176

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Taxable Municipal Bond Portfolio
Municipal Obligations	$—	$946,093,782	$—	$946,093,782
Corporate Debt Securities	—	8,490,096	—	8,490,096
Money Market Fund	3,995,225	—	—	3,995,225

Total Investments	3,995,225	954,583,878	—	958,579,103

Treasury Collateral Portfolio
U.S. Treasury Securities	—	453,467,752	—	453,467,752
Money Market Fund	345,888	—	—	345,888

Total Investments	345,888	453,467,752	—	453,813,640

Variable Rate Preferred Portfolio
Corporate Debt Securities	—	1,054,008,316	—	1,054,008,316
Preferred Stocks	789,829,284	—	—	789,829,284
Money Market Funds	35,113,415	—	—	35,113,415

Total Investments	824,942,699	1,054,008,316	—	1,878,951,015

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2017 and 2016:

	2017				2016
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Tax-Exempt Income
1-30 Laddered Treasury Portfolio	$3,839,339	$—	$—	$—	$4,583,798	$—	$—	$—
California AMT-Free Municipal Bond Portfolio	—	—	47,626	4,787,907	—	—	31,261	3,933,268
CEF Income Composite Portfolio	32,752,020	—	15,880,681	—	38,325,657	—	11,635,257	—
Chinese Yuan Dim Sum Bond Portfolio	—	—	1,931,288	—	—	—	1,961,665	—
Emerging Markets Sovereign Debt Portfolio	216,095,814	—	835,414	—	160,711,766	—	—	—
Fundamental High Yield® Corporate Bond Portfolio	49,423,066	—	—	—	37,984,421	—	—	—
Fundamental Investment Grade Corporate Bond Portfolio	1,261,537	—	—	—	1,112,065	—	6,736	—
Global Short Term High Yield Bond Portfolio	8,634,020	—	57,605	—	2,650,366	—	40,811	—
International Corporate Bond Portfolio	1,543,177	—	1,275,336	—	—	—	3,733,321	—
LadderRite 0-5 Year Corporate Bond Portfolio	442,061	—	—	—	244,489	128	1,098	—
National AMT-Free Municipal Bond Portfolio	313,955	—	—	44,120,363	—	—	189,479	38,124,263
New York AMT-Free Municipal Bond Portfolio	11,258	—	—	1,926,314	—	—	12,981	1,779,763
Preferred Portfolio	276,488,848	—	—	—	226,731,995	—	—	—
Taxable Municipal Bond Portfolio	39,855,653	—	—	—	36,098,186	—	—	—
Treasury Collateral Portfolio	—	—	—	—	—	—	—	—
Variable Rate Preferred Portfolio	64,972,652	—	—	—	31,532,782	—	—	—
VRDO Tax-Free Weekly Portfolio	—	—	449	395,971	25	921	2,604	43,358

177

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)— Investments	Net Unrealized Appreciation— Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
1-30 Laddered Treasury Portfolio	$—	$—	(4,652,794)	$—	(266,570)	$192,312,477	$187,393,113
California AMT-Free Municipal Bond Portfolio	—	—	3,243,897	—	(1,082,339)	235,251,553	237,413,111
CEF Income Composite Portfolio	—	—	34,348,279	—	(16,758,936)	685,587,280	703,176,623
Chinese Yuan Dim Sum Bond Portfolio	—	—	(251,783)	20,615	(4,138,987)	81,962,872	77,592,717
Emerging Markets Sovereign Debt Portfolio	—	—	33,428,522	—	(81,519,137)	5,018,800,691	4,970,710,076
Fundamental High Yield® Corporate Bond Portfolio	—	—	16,043,453	—	(22,537,706)	1,204,416,090	1,197,921,837
Fundamental Investment Grade Corporate Bond Portfolio	—	—	323,459	—	(566)	49,647,494	49,970,387
Global Short Term High Yield Bond Portfolio	—	—	(1,565,831)	—	(240,039)	223,898,420	222,092,550
International Corporate Bond Portfolio	—	—	1,088,277	29,255	(8,493)	158,853,924	159,962,963
LadderRite 0-5 Year Corporate Bond Portfolio	—	—	21,465	—	(85)	23,713,152	23,734,532
National AMT-Free Municipal Bond Portfolio	—	—	55,167,867	—	(23,722)	1,556,114,127	1,611,258,272
New York AMT-Free Municipal Bond Portfolio	—	—	1,679,495	—	(74,902)	64,456,034	66,060,627
Preferred Portfolio	—	—	79,919,754	—	(37,883,021)	5,291,498,710	5,333,535,443
Taxable Municipal Bond Portfolio	—	—	64,075,111	—	(3,914,725)	912,074,806	972,235,192
Treasury Collateral Portfolio	2,397,921	—	(161,473)	—	(34,576)	452,226,915	454,428,787
Variable Rate Preferred Portfolio	—	—	20,730,558	—	(1,538,735)	1,871,762,268	1,890,954,091
VRDO Tax-Free Weekly Portfolio	—	—	—	—	(10)	83,512,209	83,512,199
Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of October 31, 2017:

			Post-effective/no expiration
	2018	2019	Short-Term	Long-Term	Total*	Expired
1-30 Laddered Treasury Portfolio	$—	$—	$266,570	$—	$266,570	$—
California AMT-Free Municipal Bond Portfolio	—	438,783	643,556	—	1,082,339	—
CEF Income Composite Portfolio	—	—	1,123,159	15,635,777	16,758,936	—
Chinese Yuan Dim Sum Bond Portfolio	—	—	1,354,368	2,784,619	4,138,987	—
Emerging Markets Sovereign Debt Portfolio	212,582	818,907	1,747,043	78,740,605	81,519,137	558,313
Fundamental High Yield® Corporate Bond Portfolio	—	—	14,082,270	8,455,436	22,537,706	—
Fundamental Investment Grade Corporate Bond Portfolio	—	—	566	—	566	—
Global Short Term High Yield Bond Portfolio	—	—	—	240,039	240,039	—
International Corporate Bond Portfolio	—	—	2,221	6,272	8,493	—
LadderRite 0-5 Year Corporate Bond Portfolio	—	—	85	—	85	—
National AMT-Free Municipal Bond Portfolio	—	23,722	—	—	23,722	—

178

			Post-effective/no expiration
	2018	2019	Short-Term	Long-Term	Total*	Expired
New York AMT-Free Municipal Bond Portfolio	$—	$74,902	$—	$—	$74,902	$20,170
Preferred Portfolio	—	—	12,671,945	25,211,076	37,883,021	37,146,794
Taxable Municipal Bond Portfolio	6,399	—	3,277,461	630,865	3,914,725	—
Treasury Collateral Portfolio	—	—	34,576	—	34,576	—
Variable Rate Preferred Portfolio	—	—	699,416	839,319	1,538,735	—
VRDO Tax-Free Weekly Portfolio	—	—	10	—	10	—

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the fiscal year ended October 31, 2017, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
California AMT-Free Municipal Bond Portfolio	$90,597,329	$44,571,401
CEF Income Composite Portfolio	102,682,223	102,876,066
Chinese Yuan Dim Sum Bond Portfolio	34,539,061	24,960,879
Emerging Markets Sovereign Debt Portfolio	1,349,872,650	1,289,844,059
Fundamental High Yield® Corporate Bond Portfolio	104,183,289	147,149,488
Fundamental Investment Grade Corporate Bond Portfolio	23,319,303	20,943,779
Global Short Term High Yield Bond Portfolio	50,875,130	53,418,764
International Corporate Bond Portfolio	32,653,888	22,967,402
LadderRite 0-5 Year Corporate Bond Portfolio	11,282,696	4,278,170
National AMT-Free Municipal Bond Portfolio	563,432,422	326,674,804
New York AMT-Free Municipal Bond Portfolio	18,266,270	13,933,860
Preferred Portfolio	461,694,073	477,636,252
Taxable Municipal Bond Portfolio	62,058,737	92,284,163
Variable Rate Preferred Portfolio	742,686,863	53,236,205
VRDO Tax-Free Weekly Portfolio	—	—

For the fiscal year ended October 31, 2017, the cost of securities purchased and proceeds from sales of U.S. Treasury obligations (other than short-term securities, money market funds and in-kind transactions), for the 1-30 Laddered Treasury Portfolio amounted to $13,119,808 and $9,672,578, respectively and for the Treasury Collateral Portfolio amounted to $0 and $0, respectively.

For the fiscal year ended October 31, 2017, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
1-30 Laddered Treasury Portfolio	$23,357,133	$48,060,103
California AMT-Free Municipal Bond Portfolio	—	—
CEF Income Composite Portfolio	78,418,813	66,609,331
Chinese Yuan Dim Sum Bond Portfolio	2,873,186	—
Emerging Markets Sovereign Debt Portfolio	1,423,868,248	593,665,052
Fundamental High Yield® Corporate Bond Portfolio	971,707,994	826,117,815
Fundamental Investment Grade Corporate Bond Portfolio	15,164,836	24,985,902
Global Short Term High Yield Bond Portfolio	142,270,266	1,658,384
International Corporate Bond Portfolio	47,646,876	68,120,542
LadderRite 0-5 Year Corporate Bond Portfolio	—	4,665,596
National AMT-Free Municipal Bond Portfolio	28,489,431	2,734,050
New York AMT-Free Municipal Bond Portfolio	—	—
Preferred Portfolio	1,068,306,814	464,800,639

179

	Cost of Securities Received	Value of Securities Delivered
Taxable Municipal Bond Portfolio	$—	$7,244,027
Treasury Collateral Portfolio	—	—
Variable Rate Preferred Portfolio	745,023,395	513,567,263
VRDO Tax-Free Weekly Portfolio	—	—

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2017, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes, as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
1-30 Laddered Treasury Portfolio	$497,647	$(5,150,441)	$(4,652,794)	$190,358,514
California AMT-Free Municipal Bond Portfolio	4,547,386	(1,303,489)	3,243,897	226,612,458
CEF Income Composite Portfolio	52,849,148	(18,500,869)	34,348,279	670,379,012
Chinese Yuan Dim Sum Bond Portfolio	1,111,515	(1,363,298)	(251,783)	75,344,516
Emerging Markets Sovereign Debt Portfolio	118,857,528	(85,429,006)	33,428,522	4,905,949,683
Fundamental High Yield® Corporate Bond Portfolio	21,106,498	(5,063,045)	16,043,453	1,198,534,319
Fundamental Investment Grade Corporate Bond Portfolio	470,945	(147,486)	323,459	49,239,575
Global Short Term High Yield Bond Portfolio	2,135,941	(3,701,772)	(1,565,831)	220,091,967
International Corporate Bond Portfolio	4,962,681	(3,874,404)	1,088,277	156,917,258
LadderRite 0-5 Year Corporate Bond Portfolio	88,618	(67,153)	21,465	23,504,415
National AMT-Free Municipal Bond Portfolio	56,445,932	(1,278,065)	55,167,867	1,534,015,145
New York AMT-Free Municipal Bond Portfolio	1,996,679	(317,184)	1,679,495	63,435,827
Preferred Portfolio	111,604,229	(31,684,475)	79,919,754	5,316,174,289
Taxable Municipal Bond Portfolio	70,702,435	(6,627,324)	64,075,111	894,503,992
Treasury Collateral Portfolio	4,904	(166,377)	(161,473)	453,975,113
Variable Rate Preferred Portfolio	30,100,361	(9,369,803)	20,730,558	1,858,220,457
VRDO Tax-Free Weekly Portfolio	—	—	—	82,390,000

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, distributions, partnership investments foreign currency transactions, non-deductible net operating loss and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2017, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
1-30 Laddered Treasury Portfolio	$11,261	$813,013	$(824,274)
California AMT-Free Municipal Bond Portfolio	—	—	—
CEF Income Composite Portfolio	98,173	(9,296,349)	9,198,176
Chinese Yuan Dim Sum Bond Portfolio	(1,926,368)	2,496,069	(569,701)
Emerging Markets Sovereign Debt Portfolio	—	(23,332,626)	23,332,626
Fundamental High Yield® Corporate Bond Portfolio	192,346	(33,742,329)	33,549,983
Fundamental Investment Grade Corporate Bond Portfolio	5,384	(36,076)	30,692
Global Short Term High Yield Bond Portfolio	(192)	47,134	(46,942)
International Corporate Bond Portfolio	(1,235,862)	5,215,509	(3,979,647)
LadderRite 0-5 Year Corporate Bond Portfolio	1,950	(26,106)	24,156
National AMT-Free Municipal Bond Portfolio	313,955	(285,250)	(28,705)
New York AMT-Free Municipal Bond Portfolio	11,258	20,170	(31,428)

180

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Preferred Portfolio	$3,003,356	$27,720,150	$(30,723,506)
Taxable Municipal Bond Portfolio	136,426	(2,091,256)	1,954,830
Treasury Collateral Portfolio	—	528	(528)
Variable Rate Preferred Portfolio	433,612	(33,167,982)	32,734,370
VRDO Tax-Free Weekly Portfolio	—	—	—

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares (100,000 Shares for Emerging Markets Sovereign Debt Portfolio, Fundamental High Yield® Corporate Bond Portfolio and Variable Rate Preferred Portfolio and 10,000 for Treasury Collateral Portfolio). Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. For 1-30 Laddered Treasury Portfolio, CEF Income Composite Portfolio, Emerging Markets Sovereign Debt Portfolio, Fundamental High Yield® Corporate Bond Portfolio, Fundamental Investment Grade Corporate Bond Portfolio, Global Short Term High Yield Bond Portfolio, International Corporate Bond Portfolio, LadderRite 0-5 Year Corporate Bond Portfolio, Preferred Portfolio, Treasury Collateral Portfolio and Variable Rate Preferred Portfolio, Creation Units are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for such Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. For California AMT-Free Municipal Bond Portfolio, Chinese Yuan Dim Sum Bond Portfolio, National AMT-Free Municipal Bond Portfolio, New York AMT-Free Municipal Bond Portfolio, Taxable Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio, such transactions are principally in exchange for the deposit or delivery of cash.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

181

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PowerShares Exchange-Traded Fund Trust II and Shareholders of each of the seventeen portfolios listed below

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the following portfolios

PowerShares 1-30 Laddered Treasury Portfolio

PowerShares California AMT-Free Municipal Bond Portfolio

PowerShares CEF Income Composite Portfolio

PowerShares Chinese Yuan Dim Sum Bond Portfolio

PowerShares Emerging Markets Sovereign Debt Portfolio

PowerShares Fundamental High Yield® Corporate Bond Portfolio

PowerShares Fundamental Investment Grade Corporate Bond Portfolio

PowerShares Global Short Term High Yield Bond Portfolio

PowerShares International Corporate Bond Portfolio

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio

PowerShares National AMT-Free Municipal Bond Portfolio

PowerShares New York AMT-Free Municipal Bond Portfolio

PowerShares Preferred Portfolio

PowerShares Taxable Municipal Bond Portfolio

PowerShares Treasury Collateral Portfolio

PowerShares Variable Rate Preferred Portfolio

PowerShares VRDO Tax-Free Weekly Portfolio

(seventeen of the portfolios constituting PowerShares Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended (or for PowerShares Treasury Collateral Portfolio for the period January 10, 2017 (commencement of investment operations) through October 31, 2017), the changes in each of their net assets for each of the two years in the period then ended (or for PowerShares Treasury Collateral Portfolio for the period January 10, 2017 (commencement of investment operations) through October 31, 2017) and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, IL

December 26, 2017

182

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2017.

In addition to the fees and expenses which the PowerShares CEF Income Composite Portfolio and PowerShares Taxable Municipal Bond Portfolio (collectively the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly is included in each Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares 1-30 Laddered Treasury Portfolio (PLW)
Actual	$1,000.00	$1,014.20	0.25%	$1.27
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)
Actual	1,000.00	1,032.70	0.28	1.43
Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43
PowerShares CEF Income Composite Portfolio (PCEF)
Actual	1,000.00	1,051.50	0.50	2.59
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)
Actual	1,000.00	1,069.00	0.45	2.35
Hypothetical (5% return before expenses)	1,000.00	1,022.94	0.45	2.29

183

Fees and Expenses (continued)

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)
Actual	$1,000.00	$1,031.50	0.50%	$2.56
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)
Actual	1,000.00	1,025.10	0.50	2.55
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)
Actual	1,000.00	1,017.40	0.22	1.12
Hypothetical (5% return before expenses)	1,000.00	1,024.10	0.22	1.12
PowerShares Global Short Term High Yield Bond Portfolio (PGHY)
Actual	1,000.00	1,012.70	0.35	1.78
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
PowerShares International Corporate Bond Portfolio (PICB)
Actual	1,000.00	1,063.70	0.50	2.60
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)
Actual	1,000.00	1,010.00	0.22	1.11
Hypothetical (5% return before expenses)	1,000.00	1,024.10	0.22	1.12
PowerShares National AMT-Free Municipal Bond Portfolio (PZA)
Actual	1,000.00	1,033.30	0.28	1.44
Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43
PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)
Actual	1,000.00	1,029.60	0.28	1.43
Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43
PowerShares Preferred Portfolio (PGX)
Actual	1,000.00	1,030.00	0.50	2.56
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
PowerShares Taxable Municipal Bond Portfolio (BAB)
Actual	1,000.00	1,045.70	0.28	1.44
Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43
PowerShares Treasury Collateral Portfolio
Actual	1,000.00	1,004.30	0.08	0.40
Hypothetical (5% return before expenses)	1,000.00	1,024.80	0.08	0.41
PowerShares Variable Rate Preferred Portfolio (VRP)
Actual	1,000.00	1,030.00	0.50	2.56
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
PowerShares VRDO Tax-Free Weekly Portfolio (PVI)
Actual	1,000.00	1,002.80	0.25	1.26
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2017. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

184

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2017:

	Qualified Interest Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	Tax Exempt Income*	Long-Term Capital Gain
1-30 Laddered Treasury Portfolio	100%	0%	0%	0%	$—
California AMT-Free Municipal Bond Portfolio	0%	0%	0%	99%	—
CEF Income Composite Portfolio	0%	22%	22%	0%	—
Chinese Yuan Dim Sum Bond Portfolio	0%	0%	0%	0%	—
Emerging Markets Sovereign Debt Portfolio	0%	0%	0%	0%	—
Fundamental High Yield® Corporate Bond Portfolio	100%	0%	0%	0%	—
Fundamental Investment Grade Corporate Bond Portfolio	100%	0%	0%	0%	—
Global Short Term High Yield Bond Portfolio	41%	0%	0%	0%	—
International Corporate Bond Portfolio	0%	0%	0%	0%	—
LadderRite 0-5 Year Corporate Bond Portfolio	74%	0%	0%	0%	—
National AMT-Free Municipal Bond Portfolio	0%	0%	0%	99%	—
New York AMT-Free Municipal Bond Portfolio	0%	0%	0%	99%	—
Preferred Portfolio	0%	71%	52%	0%	—
Taxable Municipal Bond Portfolio	100%	0%	0%	0%	—
Treasury Collateral Portfolio	0%	0%	0%	0%	—
Variable Rate Preferred Portfolio	0%	45%	44%	0%	—
VRDO Tax-Free Weekly Portfolio	0%	0%	0%	100%	—

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

185

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge - 1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	154	None

Todd J. Barre - 1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	154	None

Marc M. Kole - 1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	154	None

Yung Bong Lim - 1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC. (1999-2007).	154	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 82 portfolios and four other exchange-traded fund trusts with 72 portfolios advised by the Adviser.

186

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker - 1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	154	None

Donald H. Wilson - 1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	154	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 82 portfolios and four other exchange-traded fund trusts with 72 portfolios advised by the Adviser.

187

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum - 1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	154	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 82 portfolios and four other exchange-traded fund trusts with 72 portfolios advised by the Adviser.

188

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome - 1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008–Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008–Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011-Present); Director and Secretary (2012–Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014–Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	154	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 82 portfolios and four other exchange-traded fund trusts with 72 portfolios advised by the Adviser.

189

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper - 1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill - 1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard - 1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris - 1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

190

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s)During Past 5 Years
Anna Paglia - 1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann - 1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren - 1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars - 1976 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2017-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

191

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.powershares.com.

P-PS-AR-9
©2017 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515
powershares.com 800 983 0903	@PowerShares

October 31, 2017

2017 Annual Report to Shareholders

DWLV	PowerShares DWA Momentum & Low Volatility Rotation Portfolio

DWAS	PowerShares DWA SmallCap Momentum Portfolio

DWIN	PowerShares DWA Tactical Multi-Asset Income Portfolio

DWTR	PowerShares DWA Tactical Sector Rotation Portfolio

PSCD	PowerShares S&P SmallCap Consumer Discretionary Portfolio

PSCC	PowerShares S&P SmallCap Consumer Staples Portfolio

PSCE	PowerShares S&P SmallCap Energy Portfolio

PSCF	PowerShares S&P SmallCap Financials Portfolio

PSCH	PowerShares S&P SmallCap Health Care Portfolio

PSCI	PowerShares S&P SmallCap Industrials Portfolio

PSCT	PowerShares S&P SmallCap Information Technology Portfolio

PSCM	PowerShares S&P SmallCap Materials Portfolio

PSCU	PowerShares S&P SmallCap Utilities Portfolio

2

The Market Environment

Domestic Equity

Despite highly destructive hurricanes that threatened to derail a year-long recovery, the US economy continued to expand throughout the fiscal year ended October 31, 2017. Gross domestic product (GDP)—the value of all goods and services produced in the US—grew by 1.8% in the fourth quarter of 2016, and by 1.2% in the first quarter of 2017 and 3.1% in the second quarter of 2017.1 Inflation remained subdued even as the labor market continued to strengthen. Unemployment continued its multiyear decline, hitting just 4.2% in September—a 16-year low.2

Given signs of an improving economy, the US Federal Reserve (the “Fed”) raised interest rates three times during the reporting period, most recently in June 2017.3 The Fed pledged that “realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation” will guide its future actions. At the close of the reporting period, Fed policy remained accommodative, and the fed funds target rate stood at a range of 1.00% to 1.25%—up 75 basis points for the reporting period.3 (A basis point is 0.01%.)

Despite the Fed’s actions, major US stock market indexes repeatedly hit all-time highs throughout the reporting period. The stock market rally began immediately following the outcome of the US presidential election in November 2016, based on investors’ hopes for reduced regulation, lowered corporate and personal tax rates and increased infrastructure spending. The stock market rally continued throughout the reporting period, fueled by generally positive economic data, strong corporate earnings and improved consumer confidence—even as the prospect for health care and tax reform faded somewhat.

[1]	Source: Bureau of Economic Analysis
[2]	Sources: Bureau of Labor Statistics, Bloomberg
[3]	Source: US Federal Reserve

3

DWLV	Manager’s Analysis
PowerShares DWA Momentum & Low Volatility Rotation Portfolio (DWLV)

As an index fund, the PowerShares DWA Momentum & Low Volatility Rotation Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Multi-Factor Global Equity Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index. The Fund is a “fund of funds,” meaning that it invests its assets in the shares of other exchange-traded funds (“ETFs”), rather than in securities of individual companies. The Index includes other ETFs that are advised by the Fund’s adviser or its affiliates (the “PowerShares ETFs”), as well as 1- to 6-month U.S. Treasury Bills. The Fund and the PowerShares ETFs are part of the same group of investment companies.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) compiles, maintains and calculates the Index, which, at any given time, is composed of up to eight PowerShares ETFs that invest in either domestic or international equity securities, and that employ either a “momentum” or a “low volatility” investment strategy. A “momentum” investment style emphasizes investing in securities that recently have had better relative performance compared to other securities. A low volatility investment style emphasizes investing in securities with the least asset price fluctuations (i.e., increases or decreases in a stock’s price) over time. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 25.76%. On a net asset value (“NAV”) basis, the Fund returned 25.73%. During the same time period, the Index returned 25.93%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI All Country World Index (Net) (the “Benchmark Index”) returned 23.20%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,490 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall stock market. The performance of the Fund differed from the Benchmark Index primarily due to the Fund’s thematic objective and weighting methodology across the underlying PowerShares ETFs.

The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s weighting methodology and thematic objective which placed a heavier weight on the PowerShares DWA SmallCap Momentum Portfolio. During the same period, the Benchmark Index placed a heavier weight on large-cap holdings.

For the fiscal year ended October 31, 2017, the PowerShares DWA SmallCap Momentum Portfolio (portfolio average weight of 24.67%) contributed most significantly to the Fund’s return, followed by the PowerShares DWA Momentum Portfolio (portfolio average weight of 24.57%) and the PowerShares S&P SmallCap Low Volatility Portfolio (portfolio average weight of 10.43%), respectively. There were no detracting portfolios.

Market Capitalization & Style Allocation* as of October 31, 2017
Large-Cap Value	7.2
Large-Cap Blend	10.2
Large-Cap Growth	19.4
Mid-Cap Value	6.3
Mid-Cap Blend	6.2
Mid-Cap Growth	14.8
Small-Cap Value	7.0
Small-Cap Blend	11.0
Small-Cap Growth	17.9

*	Source: Morningstar. Reflects exposure achieved through investments in underlying funds.

4

PowerShares DWA Momentum & Low Volatility Rotation Portfolio (DWLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
Dorsey Wright® Multi-Factor Global Equity Index	25.93%	15.94%	21.12%
MSCI All Country World Index (Net)††	23.20	17.78	23.62
Fund
NAV Return	25.73	15.74	20.90
Market Price Return	25.76	15.80	20.98

Fund Inception: July 14, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.52% includes the unitary management fee of 0.15% and acquired fund fees and expenses of 0.37%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

5

DWAS	Manager’s Analysis
PowerShares DWA SmallCap Momentum Portfolio (DWAS)

As an index fund, the PowerShares DWA SmallCap Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® SmallCap Technical Leaders™ Index (the “Index”). The Fund generally will invest at least 90% of its total assets in equity securities of small capitalization companies that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates (“Dorsey Wright” or the “Index Provider”) selects securities for inclusion in the Index pursuant to a proprietary selection methodology which is designed to identify securities that demonstrate powerful relative strength characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider selects securities for inclusion in the Index from an eligible universe of the smallest 2,000 constituents by market capitalization that trade on a U.S. exchange and that are included within the NASDAQ US Benchmark Index. The Index Provider assigns a relative strength score to each eligible security and selects approximately 200 securities with the greatest scores for inclusion in the Index. Component security weights are based on relative scores, with securities with higher scores receiving larger weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 36.60%. On a net asset value (“NAV”) basis, the Fund returned 36.38%. During the same time period, the Index returned 37.04%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs around quarterly rebalances during the period.

During this same time period, the Russell 2000® Index (the “Benchmark Index”) returned 27.85%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight in the real estate sector during the fiscal year ended October 31, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection in the information technology, health care and consumer discretionary sectors.

For the fiscal year ended October 31, 2017, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and industrials sectors, respectively. The energy sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included KEMET Corp., an electronic manufacturing services company (portfolio average weight of 1.10%), and Exelixis, Inc., a life sciences tools & services company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Cambrex Corp., a life sciences tools & services company (portfolio average weight of 0.41%), and Westmoreland Coal Company, a coal & consumable fuels company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Health Care	25.7
Information Technology	19.2
Financials	18.8
Industrials	18.5
Consumer Discretionary	8.2
Materials	3.3
Consumer Staples	3.0
Telecommunication Services	1.3
Utilities	1.2
Real Estate	0.4
Energy	0.4
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
KEMET Corp.	1.8
MGP Ingredients, Inc.	1.7
ePlus, Inc.	1.7
On Assignment, Inc.	1.7
FBL Financial Group, Inc., Class A	1.5
Independent Bank Corp./MI	1.4
Corcept Therapeutics, Inc.	1.3
Patrick Industries, Inc.	1.3
AxoGen, Inc.	1.3
Old Second Bancorp, Inc.	1.2
Total	14.9

*	Excluding money market fund holdings.

6

PowerShares DWA SmallCap Momentum Portfolio (DWAS) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Dorsey Wright® SmallCap Technical Leaders Index	37.04%	8.83%	28.89%	14.28%	94.94%	14.26%	102.18%
Russell 2000® Index	27.85	10.12	33.55	14.49	96.69	14.19	101.52
Fund
NAV Return	36.38	8.23	26.79	13.62	89.39	13.59	96.06
Market Price Return	36.60	8.27	26.92	13.71	90.11	13.58	96.04

Fund Inception: July 19, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.60% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

7

DWIN	Manager’s Analysis
PowerShares DWA Tactical Multi-Asset Income Portfolio (DWIN)

As an index fund, the PowerShares DWA Tactical Multi-Asset Income Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Multi-Asset Income Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index. The Fund is a “fund of funds,” meaning that it invests substantially all of its assets in the shares of other exchange-traded funds (“ETFs”) eligible for inclusion in the Index, rather than in securities of individual companies. The Index is composed exclusively of other ETFs (the “Underlying ETFs”) and, under normal circumstances, most of the Underlying ETFs will be ETFs advised by the Fund’s adviser or its affiliates (the “PowerShares ETFs”). The Fund and the PowerShares ETFs are part of the same group of investment companies.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) compiles, maintains and calculates the Index, which, at any given time, is composed of one to five Underlying ETFs selected from a universe of income-producing ETFs (the “Eligible ETFs”), each of which generally is designed to seek to provide high levels of current income. This universe, which the Index Provider may change from time to time, consists mostly of PowerShares ETFs that employ income-oriented strategies. The Eligible ETFs invest their assets in different segments of the securities markets, such as: U.S. Treasuries, domestic and international bonds, dividend paying equities, preferred stock, real estate investment trusts (“REITs”) and master-limited partnerships (“MLPs”). The various Eligible ETFs may hold fixed income securities of any duration, maturity or quality, and certain Eligible ETFs may invest primarily in high-yield (or “junk”) bonds. The Fund generally invests in each Underlying ETF in proportion to its weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 4.74%. On a net asset value (“NAV”) basis, the Fund returned 4.87%. During the same time period, the Index returned 5.13%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays U.S. Aggregate Index returned 0.90% and the S&P 500® Index returned 23.63% (both are “Benchmark Indices”). The Benchmark Indices are unmanaged indices weighted by market capitalization and based on the average performance of approximately 9,980 securities and 500 securities, respectively. The Benchmark Indices were selected for their recognition in the marketplace and their performance comparison is a useful measure for investors as a broad representation of the US fixed income and equity markets, respectively.

Relative to the Bloomberg Barclays U.S. Aggregate Index, the Fund was most overweight in the energy and REIT sectors and most underweight in Treasuries during the fiscal year ended October 31, 2017. The majority of the Fund’s outperformance relative to this Benchmark Index during the period can be attributed to the Fund’s thematic objective and weighting methodology across the Underlying ETFs.

Relative to the S&P 500® Index, the Fund was most overweight in the energy and REIT sectors and most underweight in the information technology and financial sectors during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to this Benchmark Index during the period can be attributed to the Fund being overweight an energy MLP ETF.

Positions that contributed most significantly to the Fund’s return include the PowerShares KBW Premium Yield Equity REIT Portfolio, a PowerShares ETF holding positions in small- and mid-cap equity REITs (portfolio average weight of 21.90%), the PowerShares Preferred Portfolio, a PowerShares ETF holding positions in fixed rate U.S. dollar-denominated preferred securities (portfolio average weight of 19.59%) and Powershares Global Short Term High Yield Bond Portfolio, a PowerShares ETF holding positions in U.S. and foreign short-term, non-investment grade bonds (portfolio average weight of 18.70%), respectively. The positions that detracted most significantly from the Fund’s return include the Alerian MLP ETF, and ETF invested in MLPs (portfolio average weight of 21.44%).

Market Segment Breakdown (% of the Fund’s Net Assets)* as of October 31, 2017
International Bond	38.0
Real Estate	22.3
MLP	19.5
Preferreds	20.2
Money Market Funds Plus Other Assets Less Liabilities	0.0

*	Reflects exposure achieved through investments in underlying funds.

8

PowerShares DWA Tactical Multi-Asset Income Portfolio (DWIN) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
Dorsey Wright® Multi Asset Income Index	5.13%	9.99%	16.89%
Bloomberg Barclays U.S. Aggregate Index	0.90	2.49	4.12
S&P 500® Index	23.63	19.44	33.83
Fund
NAV Return	4.87	9.61	16.28
Market Price Return	4.74	9.63	16.32

Fund Inception: March 10, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.59% includes the unitary management fee of 0.25% and acquired fund fees and expenses of 0.34%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Indices performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indices returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indices returns are based on the inception date of the Fund.

9

DWTR	Manager’s Analysis
PowerShares DWA Tactical Sector Rotation Portfolio (DWTR)

As an index fund, the PowerShares DWA Tactical Sector Rotation Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Sector 4 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index. The Fund is a “fund of funds,” meaning that it invests its assets in the shares of other exchange-traded funds (“ETFs”) eligible for inclusion in the Index, rather than in securities of individual companies. The Fund also may invest in 1 to 6-month U.S. Treasury Bills included in the Index. The underlying funds included in the Index are ETFs advised by the Fund’s adviser or its affiliates (the “PowerShares ETFs”). The Fund and the PowerShares ETFs are part of the same group of investment companies.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) compiles, maintains and calculates the Index which, at any given time, is composed of up to four PowerShares ETFs from an eligible universe of nine PowerShares ETFs, each of which is designed to seek to track separate sector-specific underlying indexes. Each PowerShares ETF’s underlying index also is compiled and maintained by the Index Provider. The Index seeks to gain exposure to the sectors of the U.S. equity markets that display the strongest relative strength, as evaluated on a monthly basis. “Relative Strength” is the measurement of a security’s performance in a given universe as compared to the performance of all other securities in that universe. Therefore, at any given time, the components of the Index are those PowerShares ETFs that the Index Provider believes offer the greatest potential to outperform each of the other eligible PowerShares ETFs. The Fund generally invests in each constituent PowerShares ETF comprising the Index in proportion to its weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 17.46%. On a net asset value (“NAV”) basis, the Fund returned 17.50%. During the same time period, the Index returned 17.65%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the Russell 3000® Index (the “Benchmark Index”) returned 23.98%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,950 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market. The performance of the Fund differed from the Benchmark Index primarily due to the Fund’s thematic objective and weighting methodology across the underlying PowerShares ETFs.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the health care sector during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being underweight the materials sector as well as individual stock selection within the financials, industrial and information technology sectors.

Positions that contributed most significantly to the Fund’s return include the PowerShares DWA Industrials Momentum Portfolio, a PowerShares ETF holding positions in common stock of industrial sector companies (portfolio average weight of 31.58%), the PowerShares DWA Technology Momentum Portfolio, a PowerShares ETF holding positions in common stock of technology sector companies (portfolio average weight of 25.37%) and PowerShares DWA Financial Momentum Portfolio, a PowerShares ETF holding positions in common stock of financials sector companies (portfolio average weight of 21.31), respectively. The positions that detracted most significantly from the Fund’s return included the PowerShares DWA Energy Momentum Portfolio, a PowerShares ETF holding positions in common stock of energy sector companies (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets)* as of October 31, 2017
Industrials	31.6
Information Technology	25.4
Financials	23.1
Health Care	19.9
Money Market Funds Plus Other Assets Less Liabilities	0.0

*	Reflects exposure achieved through investments in underlying funds.

10

PowerShares DWA Tactical Sector Rotation Portfolio (DWTR) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
Dorsey Wright® Sector 4 Index	17.65%	6.32%	13.46%
Russell 3000® Index	23.98	14.72	32.69
Fund
NAV Return	17.50	6.15	13.09
Market Price Return	17.46	6.13	13.05

Fund Inception: October 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% includes the unitary management fee of 0.15% and acquired fund fees and expenses of 0.60%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

11

PSCD	Manager’s Analysis
PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)

As an index fund, the PowerShares S&P SmallCap Consumer Discretionary Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Consumer Discretionary Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. consumer discretionary companies that comprise the Index. These companies are principally engaged in the business of providing consumer goods and services that are cyclical in nature, including, but not limited to, household durables, leisure products and services, apparel and luxury goods, computers and electronics, automobiles and auto components, hotel and restaurant services and television and other entertainment goods and services.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 21.26%. On a net asset value (“NAV”) basis, the Fund returned 21.15%. During the same time period, the Index returned 21.26%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period partially offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 27.93%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the specialty retail industry and most underweight in the banks industry during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s concentration in the specialty retail industry.

For the fiscal year ended October 31, 2017, the hotels, restaurants & leisure industry contributed most significantly to the Fund’s return, followed by the household durables and auto components industries, respectively. The distributors industry was the only detracting industry.

Positions that contributed most significantly to the Fund’s return included Marriott Vacations Worldwide Corp., a hotels, restaurants & leisure company (portfolio average weight of 2.34%), and Scientific Games Corp., Class A, a hotels, restaurants & leisure company (portfolio average weight of 1.22%). Positions that detracted most significantly from the Fund’s return included Ascena Retail Group, Inc., a specialty retail company (portfolio average weight of 0.57%), and J.C. Penney Co., Inc., a multiline retail company (portfolio average weight of 0.50%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Specialty Retail	25.7
Hotels, Restaurants & Leisure	19.3
Household Durables	14.1
Auto Components	11.6
Textiles, Apparel & Luxury Goods	8.5
Media	5.4
Internet & Direct Marketing Retail	3.4
Leisure Products	3.4
Diversified Consumer Services	3.1
Multi-line Retail	2.9
Distributors	1.4
Automobiles	1.2
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Marriott Vacations Worldwide Corp.	2.8
LCI Industries	2.8
Five Below, Inc.	2.7
Lithia Motors, Inc., Class A	2.4
Wolverine World Wide, Inc.	2.4
Scientific Games Corp., Class A	2.2
Boyd Gaming Corp.	2.1
TopBuild Corp.	2.1
Ollie’s Bargain Outlet Holdings, Inc.	2.0
Penn National Gaming, Inc.	1.9
Total	23.4

*	Excluding money market fund holdings.

12

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Consumer Discretionary Index	21.26%	6.76%	21.68%	12.81%	82.72%	11.76%	131.92%
S&P SmallCap 600® Index	27.93	11.85	39.93	16.29	112.71	14.05	170.38
Fund
NAV Return	21.15	6.58	21.05	12.59	80.93	11.50	127.91
Market Price Return	21.26	6.61	21.16	12.62	81.16	11.53	128.37

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

13

PSCC	Manager’s Analysis
PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)

As an index fund, the PowerShares S&P SmallCap Consumer Staples Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Consumer Staples Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. consumer staples companies that comprise the Index. These companies are principally engaged in the business of providing consumer goods and services that have noncyclical characteristics, including, but not limited to, tobacco, food and beverage, and non-discretionary retail.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 17.11%. On a net asset value (“NAV”) basis, the Fund returned 16.89%. During the same time period, the Index returned 17.05%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period partially offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 27.93%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the food products industry and most underweight in the banks industry during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s concentration in the food products industry.

For the fiscal year ended October 31, 2017, the food products industry contributed most significantly to the Fund’s return, followed by the personal products and household products industries, respectively. The food & staples retailing industry was the only detracting industry.

Positions that contributed most significantly to the Fund’s return included Sanderson Farms, Inc., a food products company (not held at fiscal year-end), and Darling Ingredients Inc., a food products company (portfolio average weight of 12.12%). Positions that detracted most significantly from the Fund’s return included B&G Foods, Inc., a food products company (portfolio average weight of 12.71%), and Supervalu, Inc., a food & staples retailing company (portfolio average weight of 4.50%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Food Products	53.6
Food & Staples Retailing	14.7
Household Products	9.8
Personal Products	9.3
Beverages	4.9
Tobacco	4.8
Money Market Funds Plus Other Assets Less Liabilities	2.9

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Darling Ingredients, Inc.	13.9
B&G Foods, Inc.	9.8
J & J Snack Foods Corp.	9.2
Andersons, Inc. (The)	5.9
Cal-Maine Foods, Inc.	5.9
Inter Parfums, Inc.	4.9
Calavo Growers, Inc.	4.9
Coca-Cola Bottling Co. Consolidated	4.9
WD-40 Co.	4.9
Bob Evans Farms, Inc.	4.8
Total	69.1

*	Excluding money market fund holdings.

14

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Consumer Staples Index	17.05%	12.71%	43.17%	18.00%	128.78%	16.40%	215.32%
S&P SmallCap 600® Index	27.93	11.85	39.93	16.29	112.71	14.05	170.38
Fund
NAV Return	16.89	12.33	41.73	17.65	125.36	16.10	209.49
Market Price Return	17.11	12.35	41.83	17.72	126.09	16.11	209.70

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

15

PSCE	Manager’s Analysis
PowerShares S&P SmallCap Energy Portfolio (PSCE)

As an index fund, the PowerShares S&P SmallCap Energy Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. energy companies that comprise the Index. These companies are principally engaged in the business of producing, distributing or servicing energy related products, including, but not limited to, oil and gas exploration and production, refining, oil services and pipelines.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned (14.55)%. On a net asset value (“NAV”) basis, the Fund returned (14.69)%. During the same time period, the Index returned (14.50)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, which was partially offset by income received through securities lending.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 27.93%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the energy equipment & services industry and most underweight in the banks industry during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s single sector allocation – the energy sector underperformed all the other sectors within the Benchmark Index.

For the fiscal year ended October 31, 2017, there were no contributing industries. The oil & gas consumable fuels industry detracted most significantly from the Fund’s return, followed by the energy equipment & services industry.

Positions that contributed most significantly to the Fund’s return included SRC Energy, Inc., an oil, gas & consumable fuels company (portfolio average weight of 5.89%), and Exterran Corp., an energy equipment & services company (portfolio average weight of 4.07%). Positions that detracted most significantly from the Fund’s return included US Silica Holdings, Inc., an energy equipment & services company (portfolio average weight of 13.42%), and Carrizo Oil & Gas, Inc., an oil, gas & consumable fuels company (portfolio average weight of 7.28%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Energy Equipment & Services	59.1
Oil, Gas & Consumable Fuels	40.9
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
PDC Energy, Inc.	14.2
US Silica Holdings, Inc.	10.5
SRC Energy, Inc.	8.1
McDermott International, Inc.	7.9
Carrizo Oil & Gas, Inc.	5.7
Oil States International, Inc.	4.9
Noble Corp. PLC	4.3
Unit Corp.	4.2
Exterran Corp.	4.2
Helix Energy Solutions Group, Inc.	3.9
Total	67.9

*	Excluding money market fund holdings.

16

PowerShares S&P SmallCap Energy Portfolio (PSCE) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Energy Index	(14.50)%	(27.36)%	(61.66)%	(14.80)%	(55.11)%	(6.79)%	(41.23)%
S&P SmallCap 600® Index	27.93	11.85	39.93	16.29	112.71	14.05	170.38
Fund
NAV Return	(14.69)	(27.49)	(61.87)	(15.00)	(55.62)	(7.03)	(42.41)
Market Price Return	(14.55)	(27.41)	(61.76)	(14.92)	(55.43)	(6.98)	(42.16)

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

17

PSCF	Manager’s Analysis
PowerShares S&P SmallCap Financials Portfolio (PSCF)

As an index fund, the PowerShares S&P SmallCap Financials Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Financials and Real Estate Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. financials companies that comprise the Index. These companies are principally engaged in the business of providing financial services and products, including, but not limited to, banking, investment services, insurance and real estate finance services.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 27.37%. On a net asset value (“NAV”) basis, the Fund returned 27.23%. During the same time period, the Index returned 27.55%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 27.93%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the banks industry and most underweight in the machinery industry during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to fees and operating expenses that the Fund incurred as well as the Fund’s lack of exposure to the machinery industry.

For the fiscal year ended October 31, 2017, the banks industry contributed most significantly to the Fund’s return, followed by the insurance and equity REITs industries, respectively. The mortgage REITs industry was the only detracting industry.

Positions that contributed most significantly to the Fund’s return included GEO Group, Inc. (The), a commercial services & supplies company (no longer held at fiscal year-end) and Interactive Brokers Group, Inc., Class A, a capital markets company (portfolio average weight of 1.59%). Positions that detracted most significantly from the Fund’s return included Pennsylvania Real Estate Investment Trust, a REITs company (portfolio average weight of 0.59%), and Kite Realty Group Trust, a REITs company (portfolio average weight of 1.06%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Banks	34.5
Equity REITs	23.7
Insurance	14.5
Capital Markets	9.8
Thrifts & Mortgage Finance	8.4
Consumer Finance	5.3
Mortgage REITs	2.1
Real Estate Management & Development	1.7
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Interactive Brokers Group, Inc., Class A	2.3
Selective Insurance Group, Inc.	2.1
Evercore, Inc., Class A	1.9
EastGroup Properties, Inc. REIT	1.8
Firstcash, Inc.	1.8
First Financial Bankshares, Inc.	1.8
ProAssurance Corp.	1.8
Glacier Bancorp, Inc.	1.7
Community Bank System, Inc.	1.6
PS Business Parks, Inc. REIT	1.5
Total	18.3

*	Excluding money market fund holdings.

18

PowerShares S&P SmallCap Financials Portfolio (PSCF) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Financials and Real Estate Index	27.55%	12.94%	44.04%	15.59%	106.37%	13.28%	156.80%
S&P SmallCap 600® Index	27.93	11.85	39.93	16.29	112.71	14.05	170.38
Fund
NAV Return	27.23	12.64	42.91	15.29	103.64	12.95	151.28
Market Price Return	27.37	12.69	43.10	15.32	103.98	12.96	151.44

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% % is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

19

PSCH	Manager’s Analysis
PowerShares S&P SmallCap Health Care Portfolio (PSCH)

As an index fund, the PowerShares S&P SmallCap Health Care Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Health Care Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. health care companies that comprise the Index. These companies are principally engaged in the business of providing health care-related products, facilities and services including, but not limited to, biotechnology, pharmaceuticals, medical technology and supplies.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 36.72%. On a net asset value (“NAV”) basis, the Fund returned 36.44%. During the same time period, the Index returned 36.73%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 27.93%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the health care equipment & supplies industry and most underweight in the banks industry during the fiscal year ended October 31, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s concentration in the health care equipment & supplies industry.

For the fiscal year ended October 31, 2017, the health care equipment & supplies industry contributed most significantly to the Fund’s return, followed by the health care providers & services and biotechnology industries, respectively. There were no detracting industries.

Positions that contributed most significantly to the Fund’s return included Masimo Corp., a health care equipment & supplies company (no longer held at fiscal year-end), and Medidata Solutions, Inc., a health care technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Depomed, Inc., a pharmaceuticals company (portfolio average weight of 0.91%), and Adeptus Health, Inc. Class A, a health care providers & services company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Health Care Equipment & Supplies	35.1
Health Care Providers & Services	26.3
Biotechnology	17.2
Pharmaceuticals	13.7
Health Care Technology	5.3
Life Sciences Tools & Services	2.4
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Nektar Therapeutics, Class A	4.0
Chemed Corp.	3.7
Cantel Medical Corp.	3.7
Neogen Corp.	3.2
Ligand Pharmaceuticals, Inc.	3.2
Integra LifeSciences Holdings Corp.	3.1
ICU Medical, Inc.	3.0
HealthEquity, Inc.	2.7
Haemonetics Corp.	2.6
Myriad Genetics, Inc.	2.5
Total	31.7

*	Excluding money market fund holdings.

20

PowerShares S&P SmallCap Health Care Portfolio (PSCH) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Health Care Index	36.73%	16.31%	57.34%	22.70%	178.15%	19.65%	288.39%
S&P SmallCap 600® Index	27.93	11.85	39.93	16.29	112.71	14.05	170.38
Fund
NAV Return	36.44	15.98	56.00	22.35	174.22	19.30	280.19
Market Price Return	36.72	16.07	56.35	22.42	174.90	19.34	281.13

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

21

PSCI	Manager’s Analysis
PowerShares S&P SmallCap Industrials Portfolio (PSCI)

As an index fund, the PowerShares S&P SmallCap Industrials Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Industrials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. industrial companies that comprise the Index. These companies are principally engaged in the business of providing industrial products and services including, but not limited to, engineering, heavy machinery, construction, electrical equipment, aerospace and defense, and general manufacturing.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 32.42%. On a net asset value (“NAV”) basis, the Fund returned 32.00%. During the same time period, the Index returned 32.15%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, which was partially offset by outperformance resulting from the Index’s treatment of a constituent’s corporate action event.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 27.93%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the machinery industry and most underweight in the banks industry during the fiscal year ended October 31, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s concentration in the machinery industry.

For the fiscal year ended October 31, 2017, the machinery industry contributed most significantly to the Fund’s return, followed by the commercial services & supplies and aerospace & defense industries, respectively. The marine industry was the only detracting industry.

Positions that contributed most significantly to the Fund’s return included Brink’s Company, a commercial services & supplies company (no longer held at fiscal year-end), and Trex Company,

Inc., a building products company (portfolio average weight of 1.56%). Positions that detracted most significantly from the Fund’s return included R.R. Donnelley & Sons Co., a commercial services & supplies company (portfolio average weight of 0.69%), and Matson, Inc., a marine company (portfolio average weight of 1.02%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Machinery	29.0
Commercial Services & Supplies	16.1
Professional Services	11.9
Building Products	11.8
Aerospace & Defense	10.5
Airlines	4.1
Air Freight & Logistics	3.7
Trading Companies & Distributors	3.4
Road & Rail	3.1
Electrical Equipment	2.6
Construction & Engineering	2.2
Industrial Conglomerates	0.8
Marine	0.8
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Healthcare Services Group, Inc.	2.7
John Bean Technologies Corp.	2.3
Barnes Group, Inc.	2.2
Trex Co., Inc.	2.2
On Assignment, Inc.	2.1
Moog, Inc., Class A	1.9
Tetra Tech, Inc.	1.9
WageWorks, Inc.	1.7
Hillenbrand, Inc.	1.7
Applied Industrial Technologies, Inc.	1.7
Total	20.4

*	Excluding money market fund holdings.

22

PowerShares S&P SmallCap Industrials Portfolio (PSCI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Industrials Index	32.15%	12.71%	43.18%	16.73%	116.74%	13.95%	168.54%
S&P SmallCap 600® Index	27.93	11.85	39.93	16.29	112.71	14.05	170.38
Fund
NAV Return	32.00	12.45	42.20	16.42	113.86	13.63	162.93
Market Price Return	32.42	12.55	42.58	16.50	114.56	13.65	163.38

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

23

PSCT	Manager’s Analysis
PowerShares S&P SmallCap Information Technology Portfolio (PSCT)

As an index fund, the PowerShares S&P SmallCap Information Technology Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Information Technology Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. information technology companies that comprise the Index. These companies are principally engaged in the business of providing information technology-related products and services including, but not limited to, computer hardware and software, Internet, electronics and semiconductors, and communication technologies.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 32.84%. On a net asset value (“NAV”) basis, the Fund returned 32.71%. During the same time period, the Index returned 32.98%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 27.93%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the electronic equipment instruments & components industry and most underweight in the banks industry during the fiscal year ended October 31, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s concentration in the electronic equipment instruments & components industry.

For the fiscal year ended October 31, 2017, the electronic equipment instruments & components industry contributed most significantly to the Fund’s return, followed by the semiconductors & semiconductor equipment and software industries, respectively. The technology hardware, storage & peripherals industry was the only detracting industry.

Positions that contributed most significantly to the Fund’s return included MKS Instruments, Inc., a semiconductor & semiconductor equipment company (portfolio average weight of 3.62%), and Coherent, Inc., an electronic equipment & instruments company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Cardtronics PLC, Class A, an IT services company (portfolio average weight of 1.64%), and Synchronoss Technologies, Inc., a software company (portfolio average weight of 0.95%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Semiconductors & Semiconductor Equipment	28.2
Electronic Equipment, Instruments & Components	27.9
Software	12.9
IT Services	10.6
Communications Equipment	10.4
Internet Software & Services	7.5
Technology Hardware, Storage & Peripherals	2.5
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
MKS Instruments, Inc.	4.9
Lumentum Holdings, Inc.	3.2
Stamps.com, Inc.	2.9
CACI International, Inc., Class A	2.9
Advanced Energy Industries, Inc.	2.8
Rogers Corp.	2.3
Semtech Corp.	2.3
Itron, Inc.	2.2
II-VI, Inc.	2.1
Sanmina Corp.	2.1
Total	27.7

*	Excluding money market fund holdings.

24

PowerShares S&P SmallCap Information Technology Portfolio (PSCT) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Information Technology Index	32.98%	19.61%	71.13%	23.09%	182.52%	17.16%	231.24%
S&P SmallCap 600® Index	27.93	11.85	39.93	16.29	112.71	14.05	170.38
Fund
NAV Return	32.71	19.30	69.81	22.75	178.71	16.81	224.11
Market Price Return	32.84	19.36	70.06	22.81	179.35	16.84	224.64

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

25

PSCM	Manager’s Analysis
PowerShares S&P SmallCap Materials Portfolio (PSCM)

As an index fund, the PowerShares S&P SmallCap Materials Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Materials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. basic materials companies that comprise the Index. These companies are principally engaged in the business of producing raw materials, including, but not limited to, paper or wood products, chemicals, construction materials, and mining and metals.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 32.48%. On a net asset value (“NAV”) basis, the Fund returned 32.62%. During the same time period, the Index returned 32.99%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 27.93%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the chemicals industry and most underweight in the banks industry during the fiscal year ended October 31, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s concentration in the chemicals industry.

For the fiscal year ended October 31, 2017, the chemicals industry contributed most significantly to the Fund’s return, followed by the metals & mining and paper & forest products industries, respectively. There were no detracting industries.

Positions that contributed most significantly to the Fund’s return included Chemours Co., a diversified chemicals company (no longer held at fiscal year-end), and Ingevity Corp., a specialty chemicals company (portfolio average weight of 6.10%). Positions that detracted most significantly from the Fund’s return included Flotek Industries, Inc., a specialty chemicals company (portfolio average weight of 1.27%), and Clearwater Paper Corp., a paper products company (portfolio average weight of 2.17%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Chemicals	58.0
Paper & Forest Products	21.4
Metals & Mining	16.4
Construction Materials	2.9
Containers & Packaging	1.2
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Ingevity Corp.	7.3
H.B. Fuller Co.	7.0
Balchem Corp.	6.6
Quaker Chemical Corp.	5.1
KapStone Paper and Packaging Corp.	4.8
Kaiser Aluminum Corp.	4.1
Stepan Co.	3.9
Kraton Corp.	3.7
Innospec, Inc.	3.6
Neenah Paper, Inc.	3.6
Total	49.7

*	Excluding money market fund holdings.

26

PowerShares S&P SmallCap Materials Portfolio (PSCM) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Materials Index	32.99%	6.41%	20.50%	12.40%	79.40%	10.72%	115.98%
S&P SmallCap 600® Index	27.93	11.85	39.93	16.29	112.71	14.05	170.38
Fund
NAV Return	32.62	6.09	19.41	12.05	76.63	10.39	111.22
Market Price Return	32.48	6.14	19.56	12.08	76.84	10.40	111.41

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

27

PSCU	Manager’s Analysis
PowerShares S&P SmallCap Utilities Portfolio (PSCU)

As an index fund, the PowerShares S&P SmallCap Utilities Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Utilities & Telecommunication Services Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. utility companies that comprise the Index. These companies are principally engaged in providing either energy, water, electric or natural gas utilities or providing telecommunications services. These companies may include, but are not limited to, companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater; and provide land line or wireless telephone services.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 28.83%. On a net asset value (“NAV”) basis, the Fund returned 28.63%. During the same time period, the Index returned 28.87%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 27.93%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the diversified telecommunication services industry and most underweight in the banks industry during the fiscal year ended October 31, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s concentration in the diversified telecommunication services industry.

For the fiscal year ended October 31, 2017, the diversified telecommunication services industry contributed most significantly to the Fund’s return, followed by the gas utilities and electric utilities industries, respectively. The wireless telecommunication services industry was the only detracting industry.

Positions that contributed most significantly to the Fund’s return included General Communication, Inc. Class A, an integrated telecommunication services company (portfolio average weight of 5.14%), and ALLETE, Inc., an electric utilities company (portfolio average weight of 13.79%). Positions that detracted most significantly from the Fund’s return included ATN International, Inc., an integrated telecommunication services company (portfolio average weight of 4.34%), and Consolidated Communications Holdings, Inc., an integrated telecommunication services company (portfolio average weight of 4.68%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Diversified Telecommunication Services	36.3
Gas Utilities	20.4
Electric Utilities	17.6
Multi-Utilities	11.0
Water Utilities	9.5
Wireless Telecommunication Services	4.8
Money Market Fund Plus Other Assets Less Liabilities	0.4

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
ALLETE, Inc.	13.0
Spire, Inc.	12.5
Avista Corp.	11.0
Iridium Communications, Inc.	5.4
Cogent Communications Holdings, Inc.	5.4
California Water Service Group	4.8
Spok Holdings, Inc.	4.8
American States Water Co.	4.7
El Paso Electric Co.	4.5
Lumos Networks Corp.	4.4
Total	70.5

*	Excluding money market fund holdings.

28

PowerShares S&P SmallCap Utilities Portfolio (PSCU) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Utilities & Telecommunication Services Index	28.87%	17.90%	63.89%	16.87%	118.04%	15.02%	188.11%
S&P SmallCap 600® Index	27.93	11.85	39.93	16.29	112.71	14.05	170.38
Fund
NAV Return	28.63	17.58	62.55	16.53	114.86	14.67	181.81
Market Price Return	28.83	17.61	62.68	16.56	115.20	14.68	181.97

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

29

Schedule of Investments

PowerShares DWA Momentum & Low Volatility Rotation Portfolio (DWLV)

October 31, 2017

Number of Shares		Value
	Exchange-Traded Funds—99.9%(a)
18,406	PowerShares DWA Developed Markets Momentum Portfolio	$503,036
26,219	PowerShares DWA Emerging Markets Momentum Portfolio	512,319
22,161	PowerShares DWA Momentum Portfolio	1,124,449
23,485	PowerShares DWA SmallCap Momentum Portfolio	1,129,159
9,875	PowerShares S&P 500® Low Volatility Portfolio	459,484
8,062	PowerShares S&P Emerging Markets Low Volatility Portfolio	198,325
5,962	PowerShares S&P International Developed Low Volatility Portfolio	198,475
9,678	PowerShares S&P SmallCap Low Volatility Portfolio	449,543

	Total Exchange-Traded Funds (Cost $3,858,394)	4,574,790

	Money Market Fund—0.1%
2,644	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(b) (Cost $2,644)	2,644

	Total Investments in Securities (Cost $3,861,038)—100.0%	4,577,434
	Other assets less liabilities—(0.0)%	(577)

	Net Assets—100.0%	$4,576,857

Notes to Schedule of Investments:

(a)	Affiliated Company. The security and the Fund are affiliated by having the same investment adviser. See Note 4.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Schedule of Investments(a)

PowerShares DWA SmallCap Momentum Portfolio (DWAS)

October 31, 2017

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—8.2%
109,781	Bbx Capital Corp., Class A	$888,128
31,276	Boyd Gaming Corp.	914,198
54,919	Chegg, Inc.(b)(c)	851,794
4,159	Churchill Downs, Inc.	867,359
37,454	Conn’s, Inc.(b)(c)	1,151,711
76,381	Eldorado Resorts, Inc.(b)(c)	1,962,992
19,560	Fox Factory Holding Corp.(c)	832,278
12,411	Johnson Outdoors, Inc., Class A	933,431
18,052	LGI Homes, Inc.(b)(c)	1,089,077
21,653	Lumber Liquidators Holdings, Inc.(b)(c)	666,479
8,063	Marriott Vacations Worldwide Corp.	1,061,252
45,631	Modine Manufacturing Co.(c)	960,533
22,948	Monarch Casino & Resort, Inc.(c)	1,023,710
15,473	Nutrisystem, Inc.	772,876
17,792	Ollie’s Bargain Outlet Holdings, Inc.(c)	794,413
13,415	TopBuild Corp.(c)	885,256
23,481	Weight Watchers International, Inc.(c)	1,054,767
21,687	Winnebago Industries, Inc.	1,065,916
56,059	ZAGG, Inc.(c)	877,323

		18,653,493

	Consumer Staples—3.0%
3,895	Coca-Cola Bottling Co. Consolidated	878,556
23,532	John B. Sanfilippo & Son, Inc.	1,384,858
58,130	MGP Ingredients, Inc.(b)	3,950,515
5,020	Sanderson Farms, Inc.	750,841

		6,964,770

	Energy—0.4%
62,075	Ring Energy, Inc.(c)	795,181

	Financials—18.8%
18,661	Ameris Bancorp	893,862
60,050	BGC Partners, Inc., Class A	910,958
34,845	Carolina Financial Corp.	1,284,038
21,463	Cathay General Bancorp	897,153
32,097	CenterState Bank Corp.	855,064
18,339	Eagle Bancorp, Inc.(c)	1,222,294
34,850	eHealth, Inc.(c)	884,493
20,058	Enterprise Financial Services Corp.	874,529
42,853	FBL Financial Group, Inc., Class A	3,314,680
11,823	Federal Agricultural Mortgage Corp., Class C	877,740
25,167	First Bancorp/Southern Pines NC	923,629
16,421	First Defiance Financial Corp.	890,018
21,644	First Merchants Corp.	930,692
16,635	Great Southern Bancorp, Inc.	894,131
37,909	Green Bancorp, Inc.(c)	839,684
17,049	Green Dot Corp., Class A(c)	965,314
30,644	Guaranty Bancorp	871,822
30,124	Horizon Bancorp	829,012
141,791	Independent Bank Corp./MI	3,190,298
53,471	Kingstone Cos., Inc.(b)	866,230
19,196	Kinsale Capital Group, Inc.	832,722
3,412	LendingTree, Inc.(c)	914,587
44,841	Meridian Bancorp, Inc.	883,368
14,288	Nicolet Bankshares, Inc.(c)	813,559
206,406	Old Second Bancorp, Inc.	2,827,762
23,574	Preferred Bank	1,455,223
20,060	QCR Holdings, Inc.	957,865

Number of Shares		Value
	Common Stocks (continued)
	Financials (continued)
99,298	Republic First Bancorp, Inc.(b)(c)	$918,507
131,219	Riverview Bancorp, Inc.	1,165,225
20,476	Sandy Spring Bancorp, Inc.	827,435
24,561	Southern Missouri Bancorp, Inc.	907,038
49,230	Timberland Bancorp, Inc.	1,492,161
30,137	United Community Banks, Inc.	826,357
17,157	Walker & Dunlop, Inc.(c)	941,748
121,002	Waterstone Financial, Inc.	2,323,238
10,054	World Acceptance Corp.(c)	879,725
17,755	WSFS Financial Corp.	882,424

		43,064,585

	Health Care—25.7%
56,777	Abeona Therapeutics, Inc.(b)(c)	1,019,147
17,109	Aerie Pharmaceuticals, Inc.(c)	1,056,481
45,889	Akebia Therapeutics, Inc.(c)	832,885
56,872	Amicus Therapeutics, Inc.(c)	809,857
74,741	Array BioPharma, Inc.(c)	781,043
51,264	Assembly Biosciences, Inc.(c)	1,512,801
1,228	Atrion Corp.	807,594
9,764	Avexis, Inc.(c)	1,020,436
140,589	AxoGen, Inc.(c)	2,889,104
31,001	Axovant Sciences Ltd.(b)(c)	162,445
21,851	Biohaven Pharmaceutical Holding Co., Ltd.(b)(c)	656,841
14,162	Blueprint Medicines Corp.(c)	940,640
133,841	Calithera Biosciences, Inc.(c)	2,154,840
50,559	Cambrex Corp.(c)	2,186,677
4,266	Chemed Corp.	953,152
156,710	Corcept Therapeutics, Inc.(b)(c)	3,085,620
88,247	Corium International, Inc.(c)	889,530
37,607	CryoLife, Inc.(c)	731,456
213,589	Cryoport, Inc.(b)(c)	1,676,674
23,644	Cutera, Inc.(c)	929,209
87,105	Dynavax Technologies Corp.(b)(c)	1,916,310
88,061	Enzo Biochem, Inc.(c)	867,401
23,724	Esperion Therapeutics, Inc.(c)	1,085,136
15,256	FibroGen, Inc.(c)	852,048
63,420	Glycomimetics, Inc.(b)(c)	729,330
63,702	Ignyta, Inc.(c)	981,011
164,977	Immunomedics, Inc.(b)(c)	1,768,553
37,849	Impax Laboratories, Inc.(c)	686,959
19,948	Inogen, Inc.(c)	1,973,456
27,970	Insmed, Inc.(c)	755,470
28,255	Intersect ENT, Inc.(c)	837,761
40,715	Intra-Cellular Therapies, Inc.(c)	634,747
17,980	Juno Therapeutics, Inc.(c)	807,482
35,151	LeMaitre Vascular, Inc.	1,125,184
5,970	Ligand Pharmaceuticals, Inc.(c)	867,740
12,142	Loxo Oncology, Inc.(c)	1,046,155
20,129	Merit Medical Systems, Inc.(c)	765,908
23,462	MyoKardia, Inc.(c)	902,114
40,700	Novocure Ltd.(c)	879,120
16,848	Omnicell, Inc.(c)	839,030
47,531	OraSure Technologies, Inc.(c)	938,737
48,768	PTC Therapeutics, Inc.(c)	913,912
18,661	Quidel Corp.(c)	764,168
29,324	REGENXBIO, Inc.(c)	878,254

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

PowerShares DWA SmallCap Momentum Portfolio (DWAS) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks (continued)
	Health Care (continued)
111,669	Sangamo Therapeutics, Inc.(c)	$1,384,696
67,347	Sientra, Inc.(c)	987,307
81,995	Spectrum Pharmaceuticals, Inc.(c)	1,606,282
31,663	Tabula Rasa Healthcare, Inc.(c)	914,427
24,435	Tactile Systems Technology, Inc.(c)	701,040
26,384	Teladoc, Inc.(c)	871,991
70,659	TG Therapeutics, Inc.(b)(c)	575,871
21,861	Tivity Health, Inc.(c)	1,011,071
37,405	Versartis, Inc.(c)	67,329
28,311	Vocera Communications, Inc.(c)	798,936
46,414	Voyager Therapeutics, Inc.(b)(c)	977,479

		58,808,847

	Industrials—18.5%
24,511	AAON, Inc.	857,885
15,655	Aerovironment, Inc.(c)	800,910
41,482	Air Transport Services Group, Inc.(c)	1,003,864
9,159	Alamo Group, Inc.	966,275
12,150	American Woodmark Corp.(c)	1,173,690
11,849	Barnes Group, Inc.	771,251
49,072	Builders FirstSource, Inc.(c)	884,277
38,392	CAI International, Inc.(c)	1,421,272
55,457	Casella Waste Systems, Inc., Class A(c)	1,023,736
123,822	Commercial Vehicle Group, Inc.(c)	1,005,435
21,461	Douglas Dynamics, Inc.	900,289
48,996	Harsco Corp.(c)	1,041,165
88,846	Hudson Technologies, Inc.(c)	525,968
9,803	Insperity, Inc.	930,305
11,444	John Bean Technologies Corp.	1,223,364
9,197	Kadant, Inc.	1,044,779
67,377	Kratos Defense & Security Solutions, Inc.(c)	811,219
98,836	Manitowoc Co., Inc. (The)(c)	940,919
26,799	Mercury Systems, Inc.(c)	1,352,546
33,292	Meritor, Inc.(c)	865,925
33,381	Navistar International Corp.(c)	1,412,350
40,616	NV5 Global, Inc.(c)	2,359,790
15,458	Omega Flex, Inc.	996,886
62,003	On Assignment, Inc.(c)	3,795,824
31,232	Patrick Industries, Inc.(c)	2,904,576
6,829	RBC Bearings, Inc.(c)	845,567
13,610	Saia, Inc.(c)	881,928
28,924	SkyWest, Inc.	1,362,320
75,463	Spartan Motors, Inc.	1,218,727
113,700	Sterling Construction Co., Inc.(c)	2,029,545
21,594	Trex Co., Inc.(c)	2,363,463
24,620	Triton International Ltd. (Bermuda)(c)	982,338
14,229	Viad Corp.	825,993
15,460	VSE Corp.	759,086

		42,283,467

	Information Technology—19.2%
14,879	2U, Inc.(c)	946,751
18,685	Alarm.com Holdings, Inc.(c)	872,216
18,577	AppFolio, Inc., Class A(c)	852,684
40,983	Blucora, Inc.(c)	889,331
28,860	Brooks Automation, Inc.	992,495
10,859	Cabot Microelectronics Corp.	1,049,740
59,694	Care.com, Inc.(c)	917,497

Number of Shares		Value
	Common Stocks (continued)
	Information Technology (continued)
19,469	CEVA, Inc.(c)	$940,353
31,651	Control4 Corp.(c)	932,122
35,471	CTS Corp.	964,811
21,736	Ebix, Inc.(b)	1,476,961
60,101	Electro Scientific Industries, Inc.(c)	1,075,207
40,379	ePlus, Inc.(c)	3,860,232
240,550	Everi Holdings, Inc.(c)	1,994,159
118,763	Extreme Networks, Inc.(c)	1,425,156
66,088	Five9, Inc.(c)	1,667,400
50,413	FormFactor, Inc.(c)	917,517
20,291	Gigamon, Inc.(c)	781,204
26,393	GTT Communications, Inc.(c)	962,025
47,981	Hortonworks, Inc.(c)	792,166
33,029	Ichor Holdings Ltd.(c)	1,030,175
20,716	II-VI, Inc.(c)	936,363
10,652	Itron, Inc.(c)	832,454
162,671	KEMET Corp.(c)	4,179,018
39,513	Kimball Electronics, Inc.(c)	869,286
59,525	LivePerson, Inc.(c)	836,326
88,475	Mitek Systems, Inc.(c)	787,428
21,439	Q2 Holdings, Inc.(c)	912,229
23,730	QAD, Inc., Class A	878,010
20,415	RingCentral, Inc., Class A(c)	860,492
6,337	Rogers Corp.(c)	963,731
11,252	Stamps.com, Inc.(b)(c)	2,524,949
33,628	Systemax, Inc.	960,079
51,524	Ultra Clean Holdings, Inc.(c)	1,314,892
40,272	Upland Software, Inc.(c)	884,776
19,318	Varonis Systems, Inc.(c)	842,265

		43,922,500

	Materials—3.3%
21,552	Advansix, Inc.(c)	997,211
35,747	Allegheny Technologies, Inc.(b)(c)	900,109
41,543	Century Aluminum Co.(c)	581,602
16,509	Chase Corp.	1,960,444
13,488	Ingevity Corp.(c)	960,750
6,196	Quaker Chemical Corp.	962,363
15,258	Trinseo SA	1,083,318

		7,445,797

	Real Estate—0.4%
17,068	RMR Group, Inc. (The), Class A	895,217

	Telecommunication Services—1.3%
38,862	Boingo Wireless, Inc.(c)	908,594
33,313	Shenandoah Telecommunications Co.	1,265,894
102,510	Vonage Holdings Corp.(c)	833,406

		3,007,894

	Utilities—1.2%
71,933	Cadiz, Inc.(b)(c)	953,112
10,391	Chesapeake Utilities Corp.	836,995
13,894	Ormat Technologies, Inc.	902,138

		2,692,245

	Total Common Stocks (Cost $192,264,953)	228,533,996

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

PowerShares DWA SmallCap Momentum Portfolio (DWAS) (continued)

October 31, 2017

Number of Shares		Value
	Money Market Fund—0.0%
37,094	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(d) (Cost $37,094)	$37,094

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $192,302,047)—100.0%	228,571,090

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—7.2%
16,393,516	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(d)(e) (Cost $16,393,516)	16,393,516

	Total Investments in Securities (Cost $208,695,563)—107.2%	244,964,606
	Other assets less liabilities—(7.2)%	(16,447,647)

	Net Assets—100.0%	$228,516,959

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at October 31, 2017.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Schedule of Investments

PowerShares DWA Tactical Multi-Asset Income Portfolio (DWIN)

October 31, 2017

Number of Shares		Value
	Exchange-Traded Funds—100.0%
2,038,386	Alerian MLP ETF(a)	$21,851,498
723,233	PowerShares Emerging Markets Sovereign Debt Portfolio(a)(b)	21,422,161
880,321	PowerShares Global Short Term High Yield Bond Portfolio(b)	21,277,359
683,513	PowerShares KBW Premium Yield Equity REIT Portfolio(a)(b)	25,071,257
1,518,361	PowerShares Preferred Portfolio(b)	22,714,681

	Total Exchange-Traded Funds (Cost $113,458,649)	112,336,956

	Money Market Fund—0.0%
14,618	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(c) (Cost $14,618)	14,618

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $113,473,267)—100.0%	112,351,574

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—9.1%
10,164,500	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(c)(d) (Cost $10,164,500)	10,164,500

	Total Investments in Securities (Cost $123,637,767)—109.1%	122,516,074
	Other assets less liabilities—(9.1)%	(10,167,935)

	Net Assets—100.0%	$112,348,139

Investment Abbreviations:

ETF—Exchange-Traded Fund

MLP—Master Limited Partnership

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2017.
(b)	Affiliated Company. The security and the Fund are affiliated by having the same investment adviser. See Note 4.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Schedule of Investments

PowerShares DWA Tactical Sector Rotation Portfolio (DWTR)

October 31, 2017

Number of Shares		Value
	Exchange-Traded Funds—100.0%(a)
460,833	PowerShares DWA Financial Momentum Portfolio(b)	$15,672,930
195,115	PowerShares DWA Healthcare Momentum Portfolio(c)	13,521,469
353,656	PowerShares DWA Industrials Momentum Portfolio	21,456,310
320,808	PowerShares DWA Technology Momentum Portfolio	17,230,598

	Total Exchange-Traded Funds (Cost $56,093,404)	67,881,307

	Money Market Fund—0.0%
20,363	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(d) (Cost $20,363)	20,363

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $56,113,767)—100.0%	67,901,670

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.2%
816,625	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(d)(e) (Cost $816,625)	816,625

	Total Investments in Securities (Cost $56,930,392)—101.2%	68,718,295
	Other assets less liabilities—(1.2)%	(821,708)

	Net Assets—100.0%	$67,896,587

Notes to Schedule of Investments:

(a)	Affiliated Company. The security and the Fund are affiliated by having the same investment adviser. See Note 4.
(b)	All or a portion of this security was out on loan at October 31, 2017.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Schedule of Investments(a)

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)

October 31, 2017

Number of Shares		Value
	Common Stocks—100.0%
	Auto Components—11.6%
49,427	American Axle & Manufacturing Holdings, Inc.(b)	$879,306
9,452	Cooper-Standard Holdings, Inc.(b)	1,053,709
17,958	Dorman Products, Inc.(b)	1,241,077
22,165	Fox Factory Holding Corp.(b)	943,121
21,814	Gentherm, Inc.(b)	730,769
14,762	LCI Industries	1,827,536
11,036	Motorcar Parts of America, Inc.(b)	319,051
12,142	Standard Motor Products, Inc.	530,241
13,717	Superior Industries International, Inc.	213,299

		7,738,109

	Automobiles—1.2%
17,021	Winnebago Industries, Inc.	836,582

	Distributors—1.4%
27,432	Core-Mark Holding Co., Inc.	934,334

	Diversified Consumer Services—3.1%
9,622	American Public Education, Inc.(b)	192,440
6,912	Capella Education Co.	562,982
38,861	Career Education Corp.(b)	415,036
20,611	Regis Corp.(b)	307,722
6,282	Strayer Education, Inc.	588,812

		2,066,992

	Hotels, Restaurants & Leisure—19.3%
49,687	Belmond Ltd., Class A (United Kingdom)(b)	653,384
600	Biglari Holdings, Inc.(b)	214,464
11,049	BJ’s Restaurants, Inc.(b)	350,253
48,757	Boyd Gaming Corp.	1,425,167
10,011	Chuy’s Holdings, Inc.(b)	225,248
24,911	Dave & Buster’s Entertainment, Inc.(b)	1,200,710
10,659	DineEquity, Inc.	507,475
12,818	El Pollo Loco Holdings, Inc.(b)	147,407
16,027	Fiesta Restaurant Group, Inc.(b)	265,247
11,383	Marcus Corp. (The)	309,049
14,246	Marriott Vacations Worldwide Corp.	1,875,059
6,658	Monarch Casino & Resort, Inc.(b)	297,013
49,761	Penn National Gaming, Inc.(b)	1,298,265
7,656	Red Robin Gourmet Burgers, Inc.(b)	523,670
36,090	Ruby Tuesday, Inc.(b)	85,533
17,404	Ruth’s Hospitality Group, Inc.	367,224
31,244	Scientific Games Corp., Class A(b)	1,487,214
10,770	Shake Shack, Inc., Class A(b)(c)	408,829
24,759	Sonic Corp.(c)	628,879
17,160	Wingstop, Inc.(c)	581,209

		12,851,299

	Household Durables—14.1%
5,020	Cavco Industries, Inc.(b)	787,638
14,953	Ethan Allen Interiors, Inc.	444,852
12,453	Installed Building Products, Inc.(b)	867,974
16,387	iRobot Corp.(b)(c)	1,101,042
28,567	La-Z-Boy, Inc.	769,881
10,241	LGI Homes, Inc.(b)(c)	617,840
14,866	M/I Homes, Inc.(b)	496,524
24,577	MDC Holdings, Inc.	910,332
22,444	Meritage Homes Corp.(b)	1,093,023

Number of Shares		Value
	Common Stocks (continued)
	Household Durables (continued)
21,047	TopBuild Corp.(b)	$1,388,892
8,571	Universal Electronics, Inc.(b)	514,260
13,994	William Lyon Homes, Class A(b)	388,333

		9,380,591

	Internet & Direct Marketing Retail—3.4%
9,910	FTD Cos., Inc.(b)	107,028
17,786	Nutrisystem, Inc.	888,411
12,201	PetMed Express, Inc.(c)	431,427
19,758	Shutterfly, Inc.(b)	843,667

		2,270,533

	Leisure Products—3.4%
55,886	Callaway Golf Co.	806,435
18,232	Nautilus, Inc.(b)	237,016
10,465	Sturm Ruger & Co., Inc.(c)	518,541
33,787	Vista Outdoor, Inc.(b)	706,486

		2,268,478

	Media—5.4%
32,862	E.W. Scripps Co. (The), Class A(b)	569,827
67,328	Gannett Co., Inc.	585,754
31,527	New Media Investment Group, Inc.	503,486
16,453	Scholastic Corp.	607,774
58,971	Time, Inc.	684,064
23,186	World Wrestling Entertainment, Inc., Class A	615,124

		3,566,029

	Multi-line Retail—2.9%
21,171	Fred’s, Inc., Class A(c)	93,364
184,015	J.C. Penney Co., Inc.(b)(c)	515,242
29,093	Ollie’s Bargain Outlet Holdings, Inc.(b)	1,299,002

		1,907,608

	Specialty Retail—25.7%
40,278	Abercrombie & Fitch Co., Class A	540,934
10,981	Asbury Automotive Group, Inc.(b)	674,233
100,484	Ascena Retail Group, Inc.(b)(c)	194,939
22,005	Barnes & Noble Education, Inc.(b)	119,927
33,572	Barnes & Noble, Inc.	235,004
12,175	Big 5 Sporting Goods Corp.(c)	77,311
16,778	Buckle, Inc. (The)(c)	275,998
25,458	Caleres, Inc.	695,767
14,024	Cato Corp. (The), Class A	180,349
75,985	Chico’s FAS, Inc.	607,120
10,446	Children’s Place, Inc. (The)	1,136,525
43,003	DSW, Inc., Class A	823,507
46,431	Express, Inc.(b)	314,338
23,775	Finish Line, Inc. (The), Class A(c)	220,394
32,688	Five Below, Inc.(b)	1,806,012
21,984	Francesca’s Holdings Corp.(b)	142,237
11,603	Genesco, Inc.(b)	284,274
11,609	Group 1 Automotive, Inc.	912,119
35,502	Guess?, Inc.	575,487
11,501	Haverty Furniture Cos., Inc.	274,299
12,297	Hibbett Sports, Inc.(b)(c)	157,402
9,475	Kirkland’s, Inc.(b)	110,858
14,226	Lithia Motors, Inc., Class A	1,610,099
16,826	Lumber Liquidators Holdings, Inc.(b)(c)	517,904

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks (continued)
	Specialty Retail (continued)
14,378	MarineMax, Inc.(b)	$266,712
19,378	Monro, Inc.	956,304
31,564	Rent-A-Center, Inc.(c)	313,746
11,131	RH(b)(c)	1,000,900
6,753	Shoe Carnival, Inc.	126,754
24,318	Sleep Number Corp.(b)	790,335
14,891	Sonic Automotive, Inc., Class A	295,586
29,045	Tailored Brands, Inc.(c)	448,745
20,267	Tile Shop Holdings, Inc.	173,283
14,104	Vitamin Shoppe, Inc.(b)	64,878
10,743	Zumiez, Inc.(b)	189,614

		17,113,894

	Textiles, Apparel & Luxury Goods—8.5%
42,496	Crocs, Inc.(b)	433,459
25,574	Fossil Group, Inc.(b)(c)	201,523
24,495	G-III Apparel Group Ltd.(b)	620,703
33,809	Iconix Brand Group, Inc.(b)	55,447
9,181	Movado Group, Inc.	254,313
9,955	Oxford Industries, Inc.	643,093
7,444	Perry Ellis International, Inc.(b)	173,371
31,529	Steven Madden Ltd.(b)	1,229,631
10,035	Unifi, Inc.(b)	381,832
11,399	Vera Bradley, Inc.(b)	82,073
57,226	Wolverine World Wide, Inc.	1,562,270

		5,637,715

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $62,520,505)—100.0%	66,572,164

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—11.6%
7,707,015	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(d)(e) (Cost $7,707,015)	7,707,015

	Total Investments in Securities (Cost $70,227,520)—111.6%	74,279,179
	Other assets less liabilities—(11.6)%	(7,736,543)

	Net Assets—100.0%	$66,542,636

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2017.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Schedule of Investments(a)

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)

October 31, 2017

Number of Shares		Value
	Common Stocks—97.1%
	Beverages—4.9%
11,771	Coca-Cola Bottling Co. Consolidated	$2,655,067

	Food & Staples Retailing—14.7%
85,359	Andersons, Inc. (The)	3,196,694
106,409	SpartanNash Co.	2,612,341
134,595	Supervalu, Inc.(b)	2,192,553

		8,001,588

	Food Products—53.6%
167,175	B&G Foods, Inc.(c)	5,316,165
33,853	Bob Evans Farms, Inc.	2,613,113
36,312	Calavo Growers, Inc.(c)	2,676,194
70,752	Cal-Maine Foods, Inc.(b)(c)	3,183,840
414,104	Darling Ingredients, Inc.(b)	7,557,398
37,689	J & J Snack Foods Corp.	5,019,044
31,730	John B. Sanfilippo & Son, Inc.	1,867,311
24,970	Seneca Foods Corp., Class A(b)	898,920

		29,131,985

	Household Products—9.8%
16,322	Central Garden & Pet Co.(b)	623,174
54,981	Central Garden & Pet Co., Class A(b)	2,029,348
23,833	WD-40 Co.	2,641,888

		5,294,410

	Personal Products—9.3%
57,842	Inter Parfums, Inc.	2,678,085
38,288	Medifast, Inc.	2,389,171

		5,067,256

	Tobacco—4.8%
45,331	Universal Corp.	2,599,733

	Total Common Stocks (Cost $52,650,974)	52,750,039

	Money Market Fund—0.0%
14,640	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(d) (Cost $14,640)	14,640

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $52,665,614)—97.1%	52,764,679

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—14.1%
7,688,908	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(d)(e) (Cost $7,688,908)	7,688,908

	Total Investments in Securities (Cost $60,354,522)—111.2%	60,453,587
	Other assets less liabilities—(11.2)%	(6,103,868)

	Net Assets—100.0%	$54,349,719

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2017.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Schedule of Investments(a)

PowerShares S&P SmallCap Energy Portfolio (PSCE)

October 31, 2017

Number of Shares		Value
	Common Stocks—100.0%
	Energy Equipment & Services—59.1%
146,386	Archrock, Inc.	$1,756,632
66,301	Bristow Group, Inc.(b)	625,881
45,349	CARBO Ceramics, Inc.(b)(c)	375,490
41,673	Era Group, Inc.(c)	448,402
63,092	Exterran Corp.(c)	2,035,979
27,721	Geospace Technologies Corp.(c)	416,369
27,872	Gulf Island Fabrication, Inc.	366,517
276,664	Helix Energy Solutions Group, Inc.(c)	1,886,849
54,859	Matrix Service Co.(c)	773,512
581,357	McDermott International, Inc.(c)	3,848,583
176,552	Newpark Resources, Inc.(c)	1,544,830
504,625	Noble Corp. PLC(c)	2,099,240
103,581	Oil States International, Inc.(c)	2,387,542
160,283	Pioneer Energy Services Corp.(c)	304,538
34,301	SEACOR Holdings, Inc.(c)	1,619,007
96,425	Tesco Corp.(c)	371,236
239,022	TETRA Technologies, Inc.(c)	678,822
109,071	Unit Corp.(c)	2,041,809
166,260	US Silica Holdings, Inc.	5,072,593

		28,653,831

	Oil, Gas & Consumable Fuels—40.9%
157,315	Bill Barrett Corp.(c)	775,563
156,564	Carrizo Oil & Gas, Inc.(b)(c)	2,769,617
154,791	Cloud Peak Energy, Inc.(c)	657,862
47,464	Contango Oil & Gas Co.(c)	189,381
831,220	Denbury Resources, Inc.(c)	1,022,401
80,422	Green Plains, Inc.	1,479,765
51,952	Par Pacific Holdings, Inc.(c)	1,090,472
134,870	PDC Energy, Inc.(c)	6,868,929
11,904	REX American Resources Corp.(c)	1,049,695
411,228	SRC Energy, Inc.(c)	3,923,115

		19,826,800

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $56,961,433)—100.0%	48,480,631

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.8%
1,355,899	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(d)(e) (Cost $1,355,899)	1,355,899

	Total Investments in Securities (Cost $58,317,332)—102.8%	49,836,530
	Other assets less liabilities—(2.8)%	(1,359,288)

	Net Assets—100.0%	$48,477,242

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at October 31, 2017.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Schedule of Investments(a)

PowerShares S&P SmallCap Financials Portfolio (PSCF)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Banks—34.5%
55,921	Ameris Bancorp	$2,678,616
63,985	Banc of California, Inc.(b)	1,346,884
49,990	Banner Corp.	2,865,427
126,633	Boston Private Financial Holdings, Inc.	2,013,465
115,374	Brookline Bancorp, Inc.	1,776,760
45,843	Central Pacific Financial Corp.	1,426,634
23,520	City Holding Co.	1,657,925
87,925	Columbia Banking System, Inc.	3,825,617
76,123	Community Bank System, Inc.	4,208,841
43,371	Customers Bancorp, Inc.(c)	1,185,763
154,280	CVB Financial Corp.	3,681,121
32,980	Fidelity Southern Corp.	723,251
273,212	First BanCorp/Puerto Rico(c)	1,407,042
146,808	First Commonwealth Financial Corp.	2,137,524
93,606	First Financial Bancorp	2,555,444
99,655	First Financial Bankshares, Inc.(b)	4,549,251
154,727	First Midwest Bancorp, Inc.	3,572,646
117,475	Glacier Bancorp, Inc.	4,459,351
88,395	Great Western Bancorp, Inc.	3,587,953
48,807	Hanmi Financial Corp.	1,500,815
193,652	Hope Bancorp, Inc.	3,572,879
41,322	Independent Bank Corp./MA	2,979,316
63,628	LegacyTexas Financial Group, Inc.	2,538,121
40,236	National Bank Holdings Corp., Class A	1,320,546
65,530	NBT Bancorp, Inc.	2,499,314
66,186	OFG Bancorp	589,055
204,094	Old National Bancorp	3,714,511
10,022	Opus Bank(c)	259,570
60,326	Pacific Premier Bancorp, Inc.(c)	2,437,170
52,683	S&T Bancorp, Inc.	2,154,208
67,761	ServisFirst Bancshares, Inc.	2,778,879
59,500	Simmons First National Corp., Class A	3,433,150
41,542	Southside Bancshares, Inc.	1,471,002
18,611	Tompkins Financial Corp.	1,621,390
109,952	United Community Banks, Inc.	3,014,884
39,618	Westamerica Bancorporation(b)	2,306,956

		87,851,281

	Capital Markets—9.8%
50,754	Donnelley Financial Solutions, Inc.(c)	1,091,211
59,117	Evercore, Inc., Class A	4,735,272
95,115	Financial Engines, Inc.	3,433,651
41,512	Greenhill & Co., Inc.(b)	759,670
107,631	Interactive Brokers Group, Inc., Class A	5,814,227
23,400	INTL FCStone, Inc.(c)	971,334
49,889	Investment Technology Group, Inc.	1,170,895
21,397	Piper Jaffray Cos.	1,564,121
10,871	Virtus Investment Partners, Inc.	1,265,384
125,892	Waddell & Reed Financial, Inc., Class A(b)	2,352,921
173,237	WisdomTree Investments, Inc.(b)	1,921,198

		25,079,884

	Consumer Finance—5.3%
35,666	Encore Capital Group, Inc.(c)	1,656,686
50,728	Enova International, Inc.(c)	753,311
77,294	EZCORP, Inc., Class A(c)	792,263
71,869	Firstcash, Inc.	4,588,836

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Finance (continued)
68,390	Green Dot Corp., Class A(c)	$3,872,242
40,258	PRA Group, Inc.(c)	1,123,198
8,870	World Acceptance Corp.(c)	776,125

		13,562,661

	Equity REITs—23.7%
125,995	Acadia Realty Trust REIT	3,546,759
43,129	Agree Realty Corp. REIT	2,039,570
62,441	American Assets Trust, Inc. REIT	2,422,086
67,644	Armada Hoffler Properties, Inc. REIT	965,280
114,312	CareTrust REIT, Inc. REIT	2,160,497
141,454	CBL & Associates Properties, Inc. REIT(b)	1,108,999
117,882	Cedar Realty Trust, Inc. REIT	641,278
59,091	Chatham Lodging Trust REIT	1,285,229
90,508	Chesapeake Lodging Trust REIT	2,525,173
301,669	DiamondRock Hospitality Co. REIT	3,276,125
51,668	EastGroup Properties, Inc. REIT	4,680,604
92,161	Four Corners Property Trust, Inc. REIT	2,274,534
161,495	Franklin Street Properties Corp. REIT	1,614,950
49,263	Getty Realty Corp. REIT	1,399,562
144,875	Government Properties Income Trust REIT	2,632,379
59,224	Hersha Hospitality Trust REIT	1,047,673
122,961	Independence Realty Trust, Inc. REIT	1,248,054
91,423	Kite Realty Group Trust REIT	1,708,696
326,149	Lexington Realty Trust REIT	3,300,628
59,585	LTC Properties, Inc. REIT	2,771,298
66,653	National Storage Affiliates Trust REIT	1,652,328
105,164	Pennsylvania Real Estate Investment Trust REIT(b)	1,022,194
29,921	PS Business Parks, Inc. REIT	3,959,446
119,523	Ramco-Gershenson Properties Trust REIT	1,509,576
165,259	Retail Opportunity Investments Corp. REIT	2,971,357
18,058	Saul Centers, Inc. REIT	1,103,705
156,977	Summit Hotel Properties, Inc. REIT	2,481,806
18,828	Universal Health Realty Income Trust REIT	1,378,398
44,775	Urstadt Biddle Properties, Inc., Class A REIT	972,961
58,018	Whitestone REIT	775,121

		60,476,266

	Insurance—14.5%
133,913	American Equity Investment Life Holding Co.	3,951,773
28,982	AMERISAFE, Inc.	1,875,135
24,565	eHealth, Inc.(c)	623,460
48,819	Employers Holdings, Inc.	2,328,666
12,182	HCI Group, Inc.	456,338
61,256	Horace Mann Educators Corp.	2,683,013
16,622	Infinity Property & Casualty Corp.	1,568,286
34,576	Maiden Holdings Ltd.	285,252
33,763	Navigators Group, Inc. (The)	1,958,254
80,417	ProAssurance Corp.	4,507,373
58,375	RLI Corp.	3,449,379
22,921	Safety Insurance Group, Inc.	1,884,106
87,899	Selective Insurance Group, Inc.	5,238,780
35,757	Stewart Information Services Corp.	1,356,620
95,417	Third Point Reinsurance Ltd. (Bermuda)(c)	1,593,464
32,041	United Fire Group, Inc.	1,476,770

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

PowerShares S&P SmallCap Financials Portfolio (PSCF) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Insurance (continued)
30,898	United Insurance Holdings Corp.	$486,334
48,808	Universal Insurance Holdings, Inc.	1,164,071

		36,887,074

	Mortgage REITs—2.1%
144,503	Apollo Commercial Real Estate Finance, Inc. REIT	2,611,169
62,111	ARMOUR Residential REIT, Inc. REIT	1,555,881
144,739	Capstead Mortgage Corp. REIT	1,276,598

		5,443,648

	Real Estate Management & Development—1.7%
55,188	HFF, Inc., Class A	2,420,546
26,653	RE/MAX Holdings, Inc., Class A	1,772,424

		4,192,970

	Thrifts & Mortgage Finance—8.4%
63,642	Bank Mutual Corp.	673,014
84,297	BofI Holding, Inc.(b)(c)	2,267,589
46,246	Dime Community Bancshares, Inc.	1,019,724
40,489	HomeStreet, Inc.(c)	1,176,206
11,385	LendingTree, Inc.(c)	3,051,749
13,173	Meta Financial Group, Inc.	1,149,344
80,115	NMI Holdings, Inc., Class A(c)	1,165,673
69,893	Northfield Bancorp, Inc.	1,192,375
154,363	Northwest Bancshares, Inc.	2,604,104
58,876	Oritani Financial Corp.	997,948
91,070	Provident Financial Services, Inc.	2,477,104
144,734	TrustCo Bank Corp. NY	1,327,935
42,824	Walker & Dunlop, Inc.(c)	2,350,609

		21,453,374

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $213,574,124)—100.0%	254,947,158

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—4.9%
12,439,455	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(d)(e) (Cost $12,439,455)	12,439,455

	Total Investments in Securities (Cost $226,013,579)—104.9%	267,386,613
	Other assets less liabilities—(4.9)%	(12,411,460)

	Net Assets—100.0%	$254,975,153

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at October 31, 2017.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Schedule of Investments(a)

PowerShares S&P SmallCap Health Care Portfolio (PSCH)

October 31, 2017

Number of Shares		Value
	Common Stocks—100.0%
	Biotechnology—17.2%
116,600	Acorda Therapeutics, Inc.(b)	$3,098,645
88,199	AMAG Pharmaceuticals, Inc.(b)(c)	1,384,724
126,088	Cytokinetics, Inc.(b)	1,721,101
21,313	Eagle Pharmaceuticals, Inc.(b)(c)	1,145,574
87,555	Emergent Biosolutions, Inc.(b)	3,588,880
35,684	Enanta Pharmaceuticals, Inc.(b)	1,772,424
52,288	Ligand Pharmaceuticals, Inc.(b)	7,600,061
258,621	MiMedx Group, Inc.(b)(c)	3,279,314
190,533	Momenta Pharmaceuticals, Inc.(b)	2,686,515
171,055	Myriad Genetics, Inc.(b)	5,863,765
175,634	Progenics Pharmaceuticals, Inc.(b)	1,087,175
93,368	Repligen Corp.(b)	3,473,290
211,005	Spectrum Pharmaceuticals, Inc.(b)	4,133,588

		40,835,056

	Health Care Equipment & Supplies—35.1%
56,714	Abaxis, Inc.	2,744,958
31,170	Analogic Corp.	2,502,951
91,431	AngioDynamics, Inc.(b)	1,551,584
36,636	Anika Therapeutics, Inc.(b)	2,001,425
88,643	Cantel Medical Corp.	8,694,105
62,116	CONMED Corp.	3,243,698
83,595	CryoLife, Inc.(b)	1,625,923
131,484	Haemonetics Corp.(b)	6,253,379
16,255	Heska Corp.(b)	1,584,862
37,450	ICU Medical, Inc.(b)	7,156,695
42,478	Inogen, Inc.(b)	4,202,349
70,274	Integer Holdings Corp.(b)	3,415,316
158,071	Integra LifeSciences Holdings Corp.(b)	7,394,561
82,111	Invacare Corp.	1,272,720
73,577	Lantheus Holdings, Inc.(b)	1,464,182
37,562	LeMaitre Vascular, Inc.	1,202,360
105,483	Meridian Bioscience, Inc.	1,576,971
125,293	Merit Medical Systems, Inc.(b)	4,767,399
82,856	Natus Medical, Inc.(b)	3,513,094
95,483	Neogen Corp.(b)	7,657,737
148,613	OraSure Technologies, Inc.(b)	2,935,107
45,417	Orthofix International NV(b)	2,440,255
32,767	SurModics, Inc.(b)	974,818
93,823	Varex Imaging Corp.(b)	3,224,697

		83,401,146

	Health Care Providers & Services—26.3%
75,255	Aceto Corp.	757,818
31,412	Almost Family, Inc.(b)	1,389,981
71,094	Amedisys, Inc.(b)	3,420,332
119,839	AMN Healthcare Services, Inc.(b)	5,260,932
76,837	BioTelemetry, Inc.(b)	2,232,115
39,971	Chemed Corp.	8,930,721
286,830	Community Health Systems, Inc.(b)	1,692,297
23,908	CorVel Corp.(b)	1,434,480
91,214	Cross Country Healthcare, Inc.(b)	1,245,071
119,502	Diplomat Pharmacy, Inc.(b)	2,515,517
119,512	Ensign Group, Inc. (The)	2,758,337
127,415	HealthEquity, Inc.(b)	6,398,781
217,497	Kindred Healthcare, Inc.	1,315,857
40,668	LHC Group, Inc.(b)	2,717,029
59,194	Magellan Health, Inc.(b)	5,049,248

Number of Shares		Value
	Common Stocks (continued)
	Health Care Providers & Services (continued)
77,784	PharMerica Corp.(b)	$2,279,071
28,348	Providence Service Corp. (The)(b)	1,576,149
70,963	Quorum Health Corp.(b)	405,908
265,812	Select Medical Holdings Corp.(b)	5,090,300
84,662	Tivity Health, Inc.(b)	3,915,617
31,445	U.S. Physical Therapy, Inc.	2,136,688

		62,522,249

	Health Care Technology—5.3%
27,849	Computer Programs & Systems, Inc.(c)	839,647
63,759	HealthStream, Inc.(b)	1,559,545
210,068	HMS Holdings Corp.(b)	4,041,708
93,613	Omnicell, Inc.(b)	4,661,928
117,203	Quality Systems, Inc.(b)	1,649,046

		12,751,874

	Life Sciences Tools & Services—2.4%
81,806	Cambrex Corp.(b)	3,538,110
102,441	Luminex Corp.	2,187,115

		5,725,225

	Pharmaceuticals—13.7%
88,907	Amphastar Pharmaceuticals, Inc.(b)	1,606,549
22,398	ANI Pharmaceuticals, Inc.(b)	1,300,876
157,368	Depomed, Inc.(b)	761,661
185,739	Impax Laboratories, Inc.(b)	3,371,163
185,860	Innoviva, Inc.(b)	2,274,926
74,551	Lannett Co., Inc.(b)(c)	1,483,565
159,768	Medicines Co. (The)(b)(c)	4,591,732
390,729	Nektar Therapeutics, Class A(b)	9,412,662
48,144	Phibro Animal Health Corp., Class A	1,812,622
62,831	Sucampo Pharmaceuticals, Inc., Class A(b)	628,310
126,718	Supernus Pharmaceuticals, Inc.(b)	5,271,469

		32,515,535

	Total Common Stocks (Cost $206,990,022)	237,751,085

	Money Market Fund—0.0%
12,045	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(d) (Cost $12,045)	12,045

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $207,002,067)—100.0%	237,763,130

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—4.0%
9,506,195	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(d)(e) (Cost $9,506,195)	9,506,195

	Total Investments in Securities (Cost $216,508,262)—104.0%	247,269,325
	Other assets less liabilities—(4.0)%	(9,552,169)

	Net Assets—100.0%	$237,717,156

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

PowerShares S&P SmallCap Health Care Portfolio (PSCH) (continued)

October 31, 2017

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2017.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Schedule of Investments(a)

PowerShares S&P SmallCap Industrials Portfolio (PSCI)

October 31, 2017

Number of Shares		Value
	Common Stocks—100.0%
	Aerospace & Defense—10.5%
22,009	AAR Corp.	$855,930
51,082	Aerojet Rocketdyne Holdings, Inc.(b)	1,613,170
14,503	Aerovironment, Inc.(b)	741,973
36,114	Axon Enterprise, Inc.(b)(c)	829,539
17,059	Cubic Corp.	930,568
12,065	Engility Holdings, Inc.(b)	406,229
32,724	Mercury Systems, Inc.(b)	1,651,580
21,988	Moog, Inc., Class A(b)	1,929,667
3,428	National Presto Industries, Inc.	400,733
33,725	Triumph Group, Inc.	1,047,161

		10,406,550

	Air Freight & Logistics—3.7%
17,174	Atlas Air Worldwide Holdings, Inc.(b)	1,053,625
18,335	Echo Global Logistics, Inc.(b)	440,957
20,605	Forward Air Corp.	1,183,551
22,880	Hub Group, Inc., Class A(b)	990,704

		3,668,837

	Airlines—4.1%
8,524	Allegiant Travel Co.	1,162,674
36,406	Hawaiian Holdings, Inc.(b)	1,219,601
35,264	SkyWest, Inc.	1,660,934

		4,043,209

	Building Products—11.8%
27,685	AAON, Inc.	968,975
9,775	American Woodmark Corp.(b)	944,265
19,719	Apogee Enterprises, Inc.	941,188
21,601	Gibraltar Industries, Inc.(b)	718,233
20,674	Griffon Corp.	466,199
12,354	Insteel Industries, Inc.	315,645
10,883	Patrick Industries, Inc.(b)	1,012,119
33,905	PGT Innovations, Inc.(b)	478,060
23,544	Quanex Building Products Corp.	516,791
28,616	Simpson Manufacturing Co., Inc.	1,595,056
20,025	Trex Co., Inc.(b)	2,191,736
13,895	Universal Forest Products, Inc.	1,568,745

		11,717,012

	Commercial Services & Supplies—16.1%
37,777	ABM Industries, Inc.	1,585,501
32,458	Brady Corp., Class A	1,235,027
25,653	Essendant, Inc.	248,321
49,836	Healthcare Services Group, Inc.	2,635,826
42,079	Interface, Inc.	959,401
23,850	LSC Communications, Inc.	385,893
21,888	Matthews International Corp., Class A	1,375,661
30,205	Mobile Mini, Inc.	999,785
9,437	Multi-Color Corp.	780,440
47,855	RR Donnelley & Sons Co.	440,266
20,396	Team, Inc.(b)	250,871
38,492	Tetra Tech, Inc.	1,895,731
10,490	UniFirst Corp.	1,652,175
14,921	US Ecology, Inc.	709,493
13,951	Viad Corp.	809,856

		15,964,247

Number of Shares		Value
	Common Stocks (continued)
	Construction & Engineering—2.2%
22,565	Aegion Corp.(b)	$525,539
25,349	Comfort Systems USA, Inc.	1,122,961
11,273	MYR Group, Inc.(b)	359,496
19,278	Orion Group Holdings, Inc.(b)	138,801

		2,146,797

	Electrical Equipment—2.6%
17,768	AZZ, Inc.	849,310
14,188	Encore Wire Corp.	640,588
34,010	General Cable Corp.	712,510
5,937	Powell Industries, Inc.	172,054
11,089	Vicor Corp.(b)	238,968

		2,613,430

	Industrial Conglomerates—0.8%
24,678	Raven Industries, Inc.	830,415

	Machinery—29.0%
40,570	Actuant Corp., Class A	1,034,535
6,518	Alamo Group, Inc.	687,649
19,652	Albany International Corp., Class A	1,185,998
13,088	Astec Industries, Inc.	679,922
33,725	Barnes Group, Inc.	2,195,160
29,226	Briggs & Stratton Corp.	736,495
21,023	Chart Industries, Inc.(b)	914,500
11,279	CIRCOR International, Inc.	495,712
14,501	EnPro Industries, Inc.	1,214,314
17,555	ESCO Technologies, Inc.	1,017,312
40,977	Federal Signal Corp.	874,859
26,223	Franklin Electric Co., Inc.	1,193,146
19,483	Greenbrier Cos., Inc. (The)(c)	1,017,013
54,680	Harsco Corp.(b)	1,161,950
42,881	Hillenbrand, Inc.	1,695,944
21,532	John Bean Technologies Corp.	2,301,771
7,266	Lindsay Corp.(c)	665,275
11,780	Lydall, Inc.(b)	680,884
39,186	Mueller Industries, Inc.	1,361,714
16,837	Proto Labs, Inc.(b)	1,469,028
28,977	SPX Corp.(b)	848,736
28,766	SPX FLOW, Inc.(b)	1,186,022
8,732	Standex International Corp.	904,199
12,184	Tennant Co.	844,960
33,871	Titan International, Inc.	329,904
40,340	Wabash National Corp.	907,650
18,906	Watts Water Technologies, Inc., Class A	1,274,264

		28,878,916

	Marine—0.8%
29,472	Matson, Inc.	802,523

	Professional Services—11.9%
17,536	Exponent, Inc.	1,295,034
6,654	Forrester Research, Inc.	290,780
26,889	FTI Consulting, Inc.(b)	1,149,505
12,840	Heidrick & Struggles International, Inc.	319,074
12,608	Insperity, Inc.	1,196,499
20,737	Kelly Services, Inc., Class A	545,590
39,325	Korn/Ferry International	1,644,965
31,942	Navigant Consulting, Inc.(b)	552,916
33,795	On Assignment, Inc.(b)	2,068,930

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

PowerShares S&P SmallCap Industrials Portfolio (PSCI) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks (continued)
	Professional Services (continued)
19,191	Resources Connection, Inc.	$302,258
28,710	TrueBlue, Inc.(b)	778,041
27,010	WageWorks, Inc.(b)	1,721,887

		11,865,479

	Road & Rail—3.1%
17,571	ArcBest Corp.	572,815
34,165	Heartland Express, Inc.	728,740
26,440	Marten Transport Ltd.	519,546
21,483	Roadrunner Transportation Systems, Inc.(b)	189,050
17,303	Saia, Inc.(b)	1,121,234

		3,131,385

	Trading Companies & Distributors—3.4%
26,564	Applied Industrial Technologies, Inc.	1,690,799
10,825	DXP Enterprises, Inc.(b)	347,158
18,963	Kaman Corp.	1,060,790
7,614	Veritiv Corp.(b)	244,790

		3,343,537

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $81,809,127)—100.0%	99,412,337

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.1%
2,048,680	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(d)(e) (Cost $2,048,680)	2,048,680

	Total Investments in Securities (Cost $83,857,807)—102.1%	101,461,017
	Other assets less liabilities—(2.1)%	(2,046,683)

	Net Assets—100.0%	$99,414,334

Notes	to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2017.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Schedule of Investments(a)

PowerShares S&P SmallCap Information Technology Portfolio (PSCT)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Communications Equipment—10.4%
228,569	ADTRAN, Inc.	$4,822,806
92,304	Applied Optoelectronics, Inc.(b)(c)	3,760,465
72,388	Black Box Corp.	224,403
169,264	CalAmp Corp.(c)	3,847,371
112,709	Comtech Telecommunications Corp.	2,424,371
126,911	Digi International, Inc.(c)	1,319,874
388,632	Harmonic, Inc.(c)	1,437,938
293,970	Lumentum Holdings, Inc.(b)(c)	18,564,205
151,131	NETGEAR, Inc.(c)	7,050,261
806,515	Oclaro, Inc.(b)(c)	6,669,879
1,088,100	Viavi Solutions, Inc.(c)	10,097,568

		60,219,141

	Electronic Equipment, Instruments & Components—27.9%
138,286	Anixter International, Inc.(c)	9,500,248
139,219	Badger Meter, Inc.	6,097,792
47,192	Bel Fuse, Inc., Class B	1,526,661
238,730	Benchmark Electronics, Inc.(c)	7,388,694
92,709	Control4 Corp.(c)	2,730,280
157,089	CTS Corp.	4,272,821
186,366	Daktronics, Inc.	1,913,979
158,457	Electro Scientific Industries, Inc.(c)	2,834,796
67,745	ePlus, Inc.(c)	6,476,422
178,675	Fabrinet (Thailand)(c)	6,643,137
79,895	FARO Technologies, Inc.(c)	4,138,561
266,285	II-VI, Inc.(c)	12,036,082
171,124	Insight Enterprises, Inc.(c)	7,709,136
162,856	Itron, Inc.(c)	12,727,196
234,054	KEMET Corp.(c)	6,012,847
176,025	Methode Electronics, Inc.	8,255,573
81,081	MTS Systems Corp.	4,220,266
83,961	OSI Systems, Inc.(c)	7,420,473
90,955	Park Electrochemical Corp.	1,717,230
160,676	Plexus Corp.(c)	9,870,327
86,906	Rogers Corp.(c)	13,216,664
360,419	Sanmina Corp.(c)	11,794,712
121,617	ScanSource, Inc.(c)	5,223,450
438,175	TTM Technologies, Inc.(b)(c)	6,914,402

		160,641,749

	Internet Software & Services—7.5%
214,854	Blucora, Inc.(c)	4,662,332
226,591	DHI Group, Inc.(c)	498,500
122,021	Liquidity Services, Inc.(c)	695,520
259,120	LivePerson, Inc.(c)	3,640,636
316,880	NIC, Inc.	5,386,960
169,406	QuinStreet, Inc.(c)	1,507,713
87,763	Shutterstock, Inc.(c)	3,421,879
82,353	SPS Commerce, Inc.(c)	4,048,473
75,197	Stamps.com, Inc.(c)	16,874,207
115,480	XO Group, Inc.(c)	2,304,981

		43,041,201

	IT Services—10.6%
116,974	CACI International, Inc., Class A(c)	16,815,012
218,311	Cardtronics PLC, Class A(c)	4,999,322

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	IT Services (continued)
160,599	CSG Systems International, Inc.	$6,799,762
161,029	ExlService Holdings, Inc.(c)	10,051,430
122,875	ManTech International Corp., Class A	5,702,629
167,925	Perficient, Inc.(c)	3,266,141
191,267	Sykes Enterprises, Inc.(c)	5,535,267
67,955	TeleTech Holdings, Inc.	2,830,326
130,168	Virtusa Corp.(c)	4,967,211

		60,967,100

	Semiconductors & Semiconductor Equipment—28.2%
191,002	Advanced Energy Industries, Inc.(c)	16,181,689
149,309	Axcelis Technologies, Inc.(c)	4,912,266
333,578	Brooks Automation, Inc.	11,471,747
121,010	Cabot Microelectronics Corp.	11,698,037
105,029	CEVA, Inc.(c)	5,072,901
133,701	Cohu, Inc.	3,449,486
183,035	Diodes, Inc.(c)	6,285,422
106,397	DSP Group, Inc.(c)	1,425,720
291,107	Kopin Corp.(c)	1,021,785
339,981	Kulicke & Soffa Industries, Inc. (Singapore)(c)	7,700,570
289,562	MaxLinear, Inc., Class A(c)	7,085,582
259,541	MKS Instruments, Inc.	28,199,130
121,914	Nanometrics, Inc.(c)	3,446,509
329,337	Photronics, Inc.(c)	3,194,569
142,304	Power Integrations, Inc.	11,434,126
522,548	Rambus, Inc.(c)	7,686,681
150,820	Rudolph Technologies, Inc.(c)	4,185,255
316,555	Semtech Corp.(c)	12,994,583
169,042	SolarEdge Technologies, Inc.(c)	5,553,030
231,543	Veeco Instruments, Inc.(c)	4,179,351
236,793	Xperi Corp.	5,446,239

		162,624,678

	Software—12.9%
439,114	8x8, Inc.(c)	5,862,172
73,826	Agilysys, Inc.(c)	905,845
192,497	Barracuda Networks, Inc.(c)	4,487,105
172,850	Bottomline Technologies (de), Inc.(c)	5,627,996
105,280	Ebix, Inc.(b)	7,153,776
178,938	Gigamon, Inc.(c)	6,889,113
45,007	MicroStrategy, Inc., Class A(c)	5,952,626
199,485	Monotype Imaging Holdings, Inc.	4,598,129
230,912	Progress Software Corp.	9,774,505
150,717	Qualys, Inc.(c)	7,972,929
204,005	Synchronoss Technologies, Inc.(c)	2,311,377
583,044	Tivo Corp.	10,582,249
144,055	VASCO Data Security International, Inc.(c)	1,959,148

		74,076,970

	Technology Hardware, Storage & Peripherals—2.5%
193,044	Cray, Inc.(c)	3,986,359
222,204	Electronics For Imaging, Inc.(c)	6,857,215
181,618	Super Micro Computer, Inc.(c)	3,614,198

		14,457,772

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $466,494,596)—100.0%	576,028,611

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

PowerShares S&P SmallCap Information Technology Portfolio (PSCT) (continued)

October 31, 2017

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—4.5%
25,682,999	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(d)(e) (Cost $25,682,999)	$25,682,999

	Total Investments in Securities (Cost $492,177,595)—104.5%	601,711,610
	Other assets less liabilities—(4.5)%	(25,716,038)

	Net Assets-100.0%	$575,995,572

Investment Abbreviations:

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at October 31, 2017.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Schedule of Investments(a)

PowerShares S&P SmallCap Materials Portfolio (PSCM)

October 31, 2017

Number of Shares		Value
	Common Stocks—99.9%
	Chemicals—58.0%
34,825	A. Schulman, Inc.	$1,368,623
36,015	Advansix, Inc.(b)	1,666,414
31,015	American Vanguard Corp.	697,837
37,818	Balchem Corp.	3,187,679
60,108	Calgon Carbon Corp.	1,304,344
67,845	Flotek Industries, Inc.(b)(c)	333,797
30,028	FutureFuel Corp.	455,825
59,800	H.B. Fuller Co.	3,400,826
11,230	Hawkins, Inc.	427,863
49,820	Ingevity Corp.(b)	3,548,679
23,106	Innophos Holdings, Inc.	1,130,577
28,563	Innospec, Inc.	1,766,622
24,549	Koppers Holdings, Inc.(b)	1,191,854
36,866	Kraton Corp.(b)	1,807,540
23,865	LSB Industries, Inc.(b)(c)	180,181
15,750	Quaker Chemical Corp.	2,446,290
51,201	Rayonier Advanced Materials, Inc.	735,758
23,399	Stepan Co.	1,868,644
30,098	Tredegar Corp.	582,396

		28,101,749

	Construction Materials—2.9%
17,802	US Concrete, Inc.(b)	1,392,116

	Containers & Packaging—1.2%
25,778	Myers Industries, Inc.	556,805

	Metals & Mining—16.4%
372,506	AK Steel Holding Corp.(b)	1,709,802
58,896	Century Aluminum Co.(b)	824,544
14,801	Haynes International, Inc.	528,100
20,020	Kaiser Aluminum Corp.	1,985,584
23,713	Materion Corp.	1,217,662
10,773	Olympic Steel, Inc.	203,394
76,098	SunCoke Energy, Inc.(b)	843,927
46,209	TimkenSteel Corp.(b)	646,926

		7,959,939

	Paper & Forest Products—21.4%
45,602	Boise Cascade Co.(b)	1,616,591
19,446	Clearwater Paper Corp.(b)	897,433
12,835	Deltic Timber Corp.	1,188,649
103,230	KapStone Paper and Packaging Corp.	2,318,546
19,886	Neenah Paper, Inc.	1,726,105
51,575	P.H. Glatfelter Co.	1,081,012
36,338	Schweitzer-Mauduit International, Inc.	1,534,554

		10,362,890

	Total Common Stocks (Cost $48,386,601)	48,373,499

	Money Market Fund—0.0%
16,202	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(d) (Cost $16,202)	16,202

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $48,402,803)—99.9%	48,389,701

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.6%
272,288	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(d)(e) (Cost $272,288)	$272,288

	Total Investments in Securities (Cost $48,675,091)—100.5%	48,661,989
	Other assets less liabilities—(0.5)%	(251,074)

	Net Assets—100.0%	$48,410,915

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2017.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Schedule of Investments(a)

PowerShares S&P SmallCap Utilities Portfolio (PSCU)

October 31, 2017

Number of Shares		Value
	Common Stocks—99.6%
	Diversified Telecommunication Services—36.3%
37,946	ATN International, Inc.	$2,060,088
120,875	Cincinnati Bell, Inc.(b)	2,308,712
52,543	Cogent Communications Holdings, Inc.	2,832,068
117,907	Consolidated Communications Holdings, Inc.(c)	2,260,277
55,008	General Communication, Inc., Class A(b)	2,249,277
236,843	Iridium Communications, Inc.(b)(c)	2,842,116
130,110	Lumos Networks Corp.(b)	2,336,776
285,198	Vonage Holdings Corp.(b)	2,318,660

		19,207,974

	Electric Utilities—17.6%
88,118	ALLETE, Inc.	6,904,045
41,697	El Paso Electric Co.	2,397,578

		9,301,623

	Gas Utilities—20.4%
34,509	Northwest Natural Gas Co.	2,289,672
56,132	South Jersey Industries, Inc.	1,906,804
83,611	Spire, Inc.	6,601,089

		10,797,565

	Multi-Utilities—11.0%
111,595	Avista Corp.	5,829,723

	Water Utilities—9.5%
46,251	American States Water Co.	2,485,991
60,642	California Water Service Group	2,546,964

		5,032,955

	Wireless Telecommunication Services—4.8%
148,432	Spok Holdings, Inc.	2,515,922

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $48,170,750)—99.6%	52,685,762

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—4.8%
2,506,343	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(d)(e) (Cost $2,506,343)	2,506,343

	Total Investments in Securities (Cost $50,677,093)—104.4%	55,192,105
	Other assets less liabilities—(4.4)%	(2,305,122)

	Net Assets—100.0%	$52,886,983

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2017.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Statements of Assets and Liabilities

October 31, 2017

	PowerShares DWA Momentum & Low Volatility Rotation Portfolio (DWLV)	PowerShares DWA SmallCap Momentum Portfolio (DWAS)	PowerShares DWA Tactical Multi-Asset Income Portfolio (DWIN)	PowerShares DWA Tactical Sector Rotation Portfolio (DWTR)
Assets:
Unaffiliated investments in securities, at value(a)	$—	$228,533,996	$21,851,498	$—
Affiliated investments in securities, at value(a)	4,577,434	16,430,610	100,664,576	68,718,295
Receivables:
Dividends	2	24,626	23	19
Investments sold	—	—	—	—
Securities lending	—	43,399	20,959	3,641
Shares sold	—	—	—	—

Total Assets	4,577,436	245,032,631	122,537,056	68,721,955

Liabilities:
Due to custodian	—	8,688	—	—
Payables:
Shares repurchased	—	—	—	—
Investments purchased	—	—	—	—
Collateral upon return of securities loaned	—	16,393,516	10,164,500	816,625
Accrued unitary management fees	579	113,468	24,417	8,743

Total Liabilities	579	16,515,672	10,188,917	825,368

Net Assets	$4,576,857	$228,516,959	$112,348,139	$67,896,587

Net Assets Consist of:
Shares of beneficial interest	$3,918,686	$340,491,284	$112,487,879	$74,200,647
Undistributed net investment income (loss)	14,811	398,919	1,361,509	4,204
Undistributed net realized gain (loss)	(73,036)	(148,642,287)	(379,556)	(18,096,167)
Net unrealized appreciation (depreciation)	716,396	36,269,043	(1,121,693)	11,787,903

Net Assets	$4,576,857	$228,516,959	$112,348,139	$67,896,587

Shares outstanding (unlimited amount authorized, $0.01 par value)	150,001	4,750,000	4,150,001	2,400,001
Net asset value	$30.51	$48.11	$27.07	$28.29

Market price	$30.53	$48.16	$27.07	$28.28

Unaffiliated investments in securities, at cost	$—	$192,264,953	$24,286,621	$—

Affiliated investments in securities, at cost	$3,861,038	$16,430,610	$99,351,146	$56,930,392

(a) Includes securities on loan with an aggregate value of:	$—	$16,105,927	$9,885,808	$800,363

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)	PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)	PowerShares S&P SmallCap Energy Portfolio (PSCE)	PowerShares S&P SmallCap Financials Portfolio (PSCF)	PowerShares S&P SmallCap Health Care Portfolio (PSCH)	PowerShares S&P SmallCap Industrials Portfolio (PSCI)	PowerShares S&P SmallCap Information Technology Portfolio (PSCT)	PowerShares S&P SmallCap Materials Portfolio (PSCM)	PowerShares S&P SmallCap Utilities Portfolio (PSCU)

$66,572,164	$52,750,039	$48,480,631	$254,947,158	$237,751,085	$99,412,337	$576,028,611	$48,373,499	$52,685,762
7,707,015	7,703,548	1,355,899	12,439,455	9,518,240	2,048,680	25,682,999	288,490	2,506,343

6,772	39,181	—	226,807	24	13,914	50,549	32,833	66,087
—	1,549,418	41,586	—	—	302,401	4,021,572	—	199,866
10,827	9,762	1,691	6,629	12,929	860	178,596	249	1,077
—	—	2,087,017	—	—	—	4,027,779	—	—

74,296,778	62,051,948	51,966,824	267,620,049	247,282,278	101,778,192	609,990,106	48,695,071	55,459,135

31,080	—	33,359	142,633	—	74	87,365	—	52,883

—	—	—	—	—	—	4,056,312	—	—
—	—	2,088,899	—	—	290,847	4,028,049	—	—
7,707,015	7,688,908	1,355,899	12,439,455	9,506,195	2,048,680	25,682,999	272,288	2,506,343
16,047	13,321	11,425	62,808	58,927	24,257	139,809	11,868	12,926

7,754,142	7,702,229	3,489,582	12,644,896	9,565,122	2,363,858	33,994,534	284,156	2,572,152

$66,542,636	$54,349,719	$48,477,242	$254,975,153	$237,717,156	$99,414,334	$575,995,572	$48,410,915	$52,886,983

$68,573,413	$56,637,456	$99,301,547	$218,526,429	$215,668,301	$84,836,617	$478,778,912	$49,363,878	$48,659,370
81,101	198,665	—	1,456,426	(110,134)	81,876	495,554	60,886	437,374
(6,163,537)	(2,585,467)	(42,343,503)	(6,380,736)	(8,602,074)	(3,107,369)	(12,812,909)	(1,000,747)	(724,773)
4,051,659	99,065	(8,480,802)	41,373,034	30,761,063	17,603,210	109,534,015	(13,102)	4,515,012

$66,542,636	$54,349,719	$48,477,242	$254,975,153	$237,717,156	$99,414,334	$575,995,572	$48,410,915	$52,886,983

1,200,000	750,000	3,400,000	4,700,000	2,600,000	1,600,000	7,100,000	950,000	950,000
$55.45	$72.47	$14.26	$54.25	$91.43	$62.13	$81.13	$50.96	$55.67

$55.51	$72.54	$14.30	$54.31	$91.58	$62.21	$81.23	$51.00	$55.70

$62,520,505	$52,650,974	$56,961,433	$213,574,124	$206,990,022	$81,809,127	$466,494,596	$48,386,601	$48,170,750

$7,707,015	$7,703,548	$1,355,899	$12,439,455	$9,518,240	$2,048,680	$25,682,999	$288,490	$2,506,343

$7,513,117	$7,478,683	$1,341,494	$12,161,173	$8,953,648	$2,047,633	$25,047,208	$277,761	$2,427,354

51

Statements of Operations

For the year ended October 31, 2017

	PowerShares DWA Momentum & Low Volatility Rotation Portfolio (DWLV)	PowerShares DWA SmallCap Momentum Portfolio (DWAS)	PowerShares DWA Tactical Multi-Asset Income Portfolio (DWIN)	PowerShares DWA Tactical Sector Rotation Portfolio (DWTR)
Investment Income:
Unaffiliated dividend income	$—	$1,319,218	$1,366,477	$—
Affiliated dividend income	83,187	419	5,392,179	1,031,893
Non-cash dividend income	—	—	—	—
Securities lending income	—	437,587	176,130	36,454
Foreign withholding tax	—	(159)	—	—

Total Income	83,187	1,757,065	6,934,786	1,068,347

Expenses:
Unitary management fees	7,878	1,121,338	292,560	172,416

Less: Waivers	(2)	(137)	(59)	(55)

Net Expenses	7,876	1,121,201	292,501	172,361

Net Investment Income (Loss)	75,311	635,864	6,642,285	895,986

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Unaffiliated investment securities	—	(21,092,000)	(24,263)	—
Affiliated investment securities	(25,240)	—	(265,833)	(8,922,790)
Unaffiliated in-kind redemptions	—	44,368,016	548,102	—
Affiliated in-kind redemptions	7,070	—	897,708	13,228,447

Net realized gain (loss)	(18,170)	23,276,016	1,155,714	4,305,657

Change in net unrealized appreciation (depreciation) on:
Unaffiliated investment securities	—	31,038,733	(3,323,105)	—
Affiliated investment securities	1,186,501	—	804,747	9,481,303

Net change in unrealized appreciation (depreciation)	1,186,501	31,038,733	(2,518,358)	9,481,303

Net realized and unrealized gain (loss)	1,168,331	54,314,749	(1,362,644)	13,786,960

Net increase (decrease) in net assets resulting from operations	$1,243,642	$54,950,613	$5,279,641	$14,682,946

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)	PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)	PowerShares S&P SmallCap Energy Portfolio (PSCE)	PowerShares S&P SmallCap Financials Portfolio (PSCF)	PowerShares S&P SmallCap Health Care Portfolio (PSCH)	PowerShares S&P SmallCap Industrials Portfolio (PSCI)	PowerShares S&P SmallCap Information Technology Portfolio (PSCT)	PowerShares S&P SmallCap Materials Portfolio (PSCM)	PowerShares S&P SmallCap Utilities Portfolio (PSCU)

$863,642	$878,782	$120,730	$6,493,550	$381,803	$896,382	$2,491,400	$706,382	$948,396
191	243	35	709	1,056	301	1,360	342	272
—	—	—	—	—	176,550	—	—	—
134,515	145,045	14,114	81,406	129,179	7,134	489,991	7,821	14,376
—	—	—	(1,501)	—	—	—	—	—

998,348	1,024,070	134,879	6,574,164	512,038	1,080,367	2,982,751	714,545	963,044

188,421	178,041	164,603	698,802	592,255	254,919	1,584,606	178,297	138,428

(63)	(102)	(18)	(263)	(283)	(87)	(567)	(124)	(207)

188,358	177,939	164,585	698,539	591,972	254,832	1,584,039	178,173	138,221

809,990	846,131	(29,706)	5,875,625	(79,934)	825,535	1,398,712	536,372	824,823

(3,135,343)	(1,943,369)	(13,639,731)	(3,478,375)	(4,374,053)	(631,246)	(4,203,312)	328,573	(496,422)
—	—	—	—	—	—	—	—	—
6,179,920	7,320,055	6,423,044	34,763,822	17,588,661	5,599,669	98,632,813	7,187,172	5,028,692
—	—	—	—	—	—	—	—	—

3,044,577	5,376,686	(7,216,687)	31,285,447	13,214,608	4,968,423	94,429,501	7,515,745	4,532,270

10,549,959	3,992,825	(3,055,667)	16,593,709	47,344,189	15,266,745	60,462,587	613,006	6,345,264
—	—	—	—	—	—	—	—	—

10,549,959	3,992,825	(3,055,667)	16,593,709	47,344,189	15,266,745	60,462,587	613,006	6,345,264

13,594,536	9,369,511	(10,272,354)	47,879,156	60,558,797	20,235,168	154,892,088	8,128,751	10,877,534

$14,404,526	$10,215,642	$(10,302,060)	$53,754,781	$60,478,863	$21,060,703	$156,290,800	$8,665,123	$11,702,357

53

Statements of Changes in Net Assets

For the years ended October 31, 2017 and 2016

	PowerShares DWA Momentum & Low Volatility Rotation Portfolio (DWLV)		PowerShares DWA SmallCap Momentum Portfolio (DWAS)
	2017	2016(a)	2017	2016
Operations:
Net investment income	$75,311	$20,112	$635,864	$960,807
Net realized gain (loss)	(18,170)	37,835	23,276,016	(22,396,154)
Net change in unrealized appreciation (depreciation)	1,186,501	(470,105)	31,038,733	(23,056,492)

Net increase (decrease) in net assets resulting from operations	1,243,642	(412,158)	54,950,613	(44,491,839)

Distributions to Shareholders from:
Net investment income	(75,347)	(5,265)	(705,632)	(825,119)
Return of capital	—	—	—	—

Total distributions to shareholders	(75,347)	(5,265)	(705,632)	(825,119)

Shareholder Transactions:
Proceeds from shares sold	—	14,037,994	222,389,150	67,039,578
Value of shares repurchased	(7,643,283)	(2,568,726)	(203,974,345)	(282,181,365)

Net increase (decrease) in net assets resulting from shares transactions	(7,643,283)	11,469,268	18,414,805	(215,141,787)

Increase (Decrease) in Net Assets	(6,474,988)	11,051,845	72,659,786	(260,458,745)

Net Assets:
Beginning of year	11,051,845	—	155,857,173	416,315,918

End of year	$4,576,857	$11,051,845	$228,516,959	$155,857,173

Undistributed net investment income at end of year	$14,811	$14,847	$398,919	$292,417

Changes in Shares Outstanding:
Shares sold	—	550,001	5,150,000	1,750,000
Shares repurchased	(300,000)	(100,000)	(4,800,000)	(8,250,000)
Shares outstanding, beginning of year	450,001	—	4,400,000	10,900,000

Shares outstanding, end of year	150,001	450,001	4,750,000	4,400,000

(a)	For the period July 11, 2016 (commencement of investment operations) through October 31, 2016.
(b)	For the period March 7, 2016 (commencement of investment operations) through October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

PowerShares DWA Tactical Multi-Asset Income Portfolio (DWIN)		PowerShares DWA Tactical Sector Rotation Portfolio (DWTR)		PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)		PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)
2017	2016(b)	2017	2016	2017	2016	2017	2016

$6,642,285	$2,389,050	$895,986	$1,084,164	$809,990	$734,362	$846,131	$914,426
1,155,714	191,509	4,305,657	(9,869,144)	3,044,577	1,510,289	5,376,686	8,052,288
(2,518,358)	1,396,665	9,481,303	1,527,655	10,549,959	(10,046,153)	3,992,825	(4,262,072)

5,279,641	3,977,224	14,682,946	(7,257,325)	14,404,526	(7,801,502)	10,215,642	4,704,642

(5,282,805)	(2,392,101)	(891,782)	(1,081,384)	(893,766)	(707,191)	(1,101,515)	(700,261)
—	—	—	(2,439)	—	—	—	—

(5,282,805)	(2,392,101)	(891,782)	(1,083,823)	(893,766)	(707,191)	(1,101,515)	(700,261)

16,651,048	130,144,242	111,684,930	166,921,314	10,583,736	18,192,524	30,925,031	129,860,817
(23,145,887)	(12,883,223)	(229,700,916)	(29,062,791)	(31,787,168)	(51,422,549)	(55,049,184)	(95,999,049)

(6,494,839)	117,261,019	(118,015,986)	137,858,523	(21,203,432)	(33,230,025)	(24,124,153)	33,861,768

(6,498,003)	118,846,142	(104,224,822)	129,517,375	(7,692,672)	(41,738,718)	(15,010,026)	37,866,149

118,846,142	—	172,121,409	42,604,034	74,235,308	115,974,026	69,359,745	31,493,596

$112,348,139	$118,846,142	$67,896,587	$172,121,409	$66,542,636	$74,235,308	$54,349,719	$69,359,745

$1,361,509	$—	$4,204	$—	$81,101	$164,877	$198,665	$454,049

600,000	4,900,001	4,550,000	6,700,000	200,000	400,000	450,000	2,100,000
(850,000)	(500,000)	(9,250,000)	(1,250,000)	(600,000)	(1,150,000)	(800,000)	(1,550,000)
4,400,001	—	7,100,001	1,650,001	1,600,000	2,350,000	1,100,000	550,000

4,150,001	4,400,001	2,400,001	7,100,001	1,200,000	1,600,000	750,000	1,100,000

55

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2017 and 2016

	PowerShares S&P SmallCap Energy Portfolio (PSCE)		PowerShares S&P SmallCap Financials Portfolio (PSCF)
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(29,706)	$160,631	$5,875,625	$5,111,044
Net realized gain (loss)	(7,216,687)	(14,394,415)	31,285,447	10,100,019
Net change in unrealized appreciation (depreciation)	(3,055,667)	13,547,987	16,593,709	(2,235,856)

Net increase (decrease) in net assets resulting from operations	(10,302,060)	(685,797)	53,754,781	12,975,207

Distributions to Shareholders from:
Net investment income	(33,355)	(204,998)	(4,963,250)	(5,304,095)
Net realized gains	—	—	(967,831)	(338,778)
Return of capital	(44,284)	—	—	—

Total distributions to shareholders	(77,639)	(204,998)	(5,931,081)	(5,642,873)

Shareholder Transactions:
Proceeds from shares sold	46,799,797	30,659,258	116,031,160	61,415,237
Value of shares repurchased	(40,629,050)	(14,231,177)	(105,676,237)	(54,297,695)

Net increase (decrease) in net assets resulting from shares transactions	6,170,747	16,428,081	10,354,923	7,117,542

Increase (Decrease) in Net Assets	(4,208,952)	15,537,286	58,178,623	14,449,876

Net Assets:
Beginning of year	52,686,194	37,148,908	196,796,530	182,346,654

End of year	$48,477,242	$52,686,194	$254,975,153	$196,796,530

Undistributed net investment income (loss) at end of year	$—	$12,073	$1,456,426	$545,760

Changes in Shares Outstanding:
Shares sold	2,700,000	2,000,000	2,250,000	1,500,000
Shares repurchased	(2,450,000)	(900,000)	(2,050,000)	(1,300,000)
Shares outstanding, beginning of year	3,150,000	2,050,000	4,500,000	4,300,000

Shares outstanding, end of year	3,400,000	3,150,000	4,700,000	4,500,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

PowerShares S&P SmallCap Health Care Portfolio (PSCH)		PowerShares S&P SmallCap Industrials Portfolio (PSCI)		PowerShares S&P SmallCap Information Technology Portfolio (PSCT)		PowerShares S&P SmallCap Materials Portfolio (PSCM)
2017	2016	2017	2016	2017	2016	2017	2016

$(79,934)	$13,771	$825,535	$460,257	$1,398,712	$731,130	$536,372	$123,842
13,214,608	21,546,356	4,968,423	3,950,099	94,429,501	46,002,125	7,515,745	(1,484,386)
47,344,189	(26,442,732)	15,266,745	(1,722,069)	60,462,587	14,244,630	613,006	2,856,477

60,478,863	(4,882,605)	21,060,703	2,688,287	156,290,800	60,977,885	8,665,123	1,495,933

(47,751)	—	(823,198)	(476,137)	(1,151,080)	(880,007)	(499,363)	(122,745)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(47,751)	—	(823,198)	(476,137)	(1,151,080)	(880,007)	(499,363)	(122,745)

62,939,784	80,367,486	41,702,200	24,256,729	198,874,614	249,989,678	84,882,052	7,105,064
(53,239,975)	(138,402,774)	(19,531,894)	(40,070,787)	(286,466,093)	(191,955,428)	(62,051,032)	(1,372,670)

9,699,809	(58,035,288)	22,170,306	(15,814,058)	(87,591,479)	58,034,250	22,831,020	5,732,394

70,130,921	(62,917,893)	42,407,811	(13,601,908)	67,548,241	118,132,128	30,996,780	7,105,582

167,586,235	230,504,128	57,006,523	70,608,431	508,447,331	390,315,203	17,414,135	10,308,553

$237,717,156	$167,586,235	$99,414,334	$57,006,523	$575,995,572	$508,447,331	$48,410,915	$17,414,135

$(110,134)	$(38,835)	$81,876	$79,539	$495,554	$247,922	$60,886	$23,877

750,000	1,150,000	750,000	550,000	2,750,000	4,300,000	1,800,000	200,000
(650,000)	(2,100,000)	(350,000)	(900,000)	(3,950,000)	(3,550,000)	(1,300,000)	(50,000)
2,500,000	3,450,000	1,200,000	1,550,000	8,300,000	7,550,000	450,000	300,000

2,600,000	2,500,000	1,600,000	1,200,000	7,100,000	8,300,000	950,000	450,000

57

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2017 and 2016

	PowerShares S&P SmallCap Utilities Portfolio (PSCU)
	2017	2016
Operations:
Net investment income	$824,823	$2,295,765
Net realized gain	4,532,270	13,648,376
Net change in unrealized appreciation (depreciation)	6,345,264	(4,788,469)

Net increase in net assets resulting from operations	11,702,357	11,155,672

Distributions to Shareholders from:
Net investment income	(855,529)	(2,016,277)
Net realized gains	(1,584,459)	—

Total distributions to shareholders	(2,439,988)	(2,016,277)

Shareholder Transactions:
Proceeds from shares sold	33,867,163	130,908,237
Value of shares repurchased	(38,137,856)	(132,039,699)

Net increase (decrease) in net assets resulting from shares transactions	(4,270,693)	(1,131,462)

Increase in Net Assets	4,991,676	8,007,933

Net Assets:
Beginning of year	47,895,307	39,887,374

End of year	$52,886,983	$47,895,307

Undistributed net investment income at end of year	$437,374	$371,420

Changes in Shares Outstanding:
Shares sold	650,000	3,000,000
Shares repurchased	(750,000)	(2,900,000)
Shares outstanding, beginning of year	1,050,000	950,000

Shares outstanding, end of year	950,000	1,050,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Financial Highlights

PowerShares DWA Momentum & Low Volatility Rotation Portfolio (DWLV)

	Year Ended October 31, 2017	For the Period July 11, 2016(a) Through October 31, 2016
Per Share Operating Performance:
Net asset value at beginning of period	$24.56	$25.47
Net investment income(b)	0.39	0.04
Net realized and unrealized gain (loss) on investments	5.88	(0.94)
Total from investment operations	6.27	(0.90)
Distributions to shareholders from:
Net investment income	(0.32)	(0.01)
Net asset value at end of period	$30.51	$24.56
Market price at end of period(c)	$30.53	$24.57
Net Asset Value Total Return(d)	25.73%	(3.53	)%(e)
Market Price Total Return(d)	25.76%	(3.49	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$4,577	$11,052
Ratio to average net assets of:
Expenses(f)	0.15%	0.15	%(g)
Net investment income	1.43%	0.53	%(g)
Portfolio turnover rate(h)	10%	27%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (July 14, 2016, the first day of trading on the Exchange) to October 31, 2016 was (3.84)%. The market price total return from Fund Inception to October 31, 2016 was (3.80)%.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Financial Highlights (continued)

PowerShares DWA SmallCap Momentum Portfolio (DWAS)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$35.42	$38.19	$38.24	$37.14	$25.87
Net investment income(a)	0.14	0.15	0.02	0.01	0.04
Net realized and unrealized gain (loss) on investments	12.71	(2.81)	(0.04)	1.11	11.50
Total from investment operations	12.85	(2.66)	(0.02)	1.12	11.54
Distributions to shareholders from:
Net investment income	(0.16)	(0.11)	(0.03)	(0.01)	(0.27)
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.16)	(0.11)	(0.03)	(0.02)	(0.27)
Net asset value at end of year	$48.11	$35.42	$38.19	$38.24	$37.14
Market price at end of year(b)	$48.16	$35.40	$38.18	$38.24	$37.22
Net Asset Value Total Return(c)	36.38%	(6.97)%	(0.05)%	3.03%	44.98%
Market Price Total Return(c)	36.60%	(7.00)%	(0.08)%	2.80%	45.69%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$228,517	$155,857	$416,316	$292,517	$505,046
Ratio to average net assets of:
Expenses	0.60%	0.60%	0.60%	0.60%	0.60	%(d)
Net investment income	0.34%	0.41%	0.06%	0.04%	0.10%
Portfolio turnover rate(e)	131%	169%	141%	168%	145%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Financial Highlights (continued)

PowerShares DWA Tactical Multi-Asset Income Portfolio (DWIN)

	Year Ended October 31, 2017	For the Period March 7, 2016(a) Through October 31, 2016
Per Share Operating Performance:
Net asset value at beginning of period	$27.01	$25.09
Net investment income(b)	1.56	0.84
Net realized and unrealized gain (loss) on investments	(0.25)	1.86
Total from investment operations	1.31	2.70
Distributions to shareholders from:
Net investment income	(1.25)	(0.78)
Net asset value at end of period	$27.07	$27.01
Market price at end of period(c)	$27.07	$27.04
Net Asset Value Total Return(d)	4.87%	10.80	%(e)
Market Price Total Return(d)	4.74%	10.92	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$112,348	$118,846
Ratio to average net assets of:
Expenses(f)	0.25%	0.25	%(g)
Net investment income	5.68%	4.71	%(g)
Portfolio turnover rate(h)	3%	21%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (March 10, 2016, the first day of trading on the Exchange) to October 31, 2016 was 10.88%. The market price total return from Fund Inception to October 31, 2016 was 11.05%.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Financial Highlights (continued)

PowerShares DWA Tactical Sector Rotation Portfolio (DWTR)

	Year Ended October 31,			For the Period October 7, 2015(a) Through October 31, 2015
	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$24.24	$25.82		$25.17
Net investment income (loss)(b)	0.20	0.18		(0.00	)(c)
Net realized and unrealized gain (loss) on investments	4.02	(1.57)		0.65
Total from investment operations	4.22	(1.39)		0.65
Distributions to shareholders from:
Net investment income	(0.17)	(0.19)		—
Return of capital	—	(0.00	)(c)	—
Total distributions	(0.17)	(0.19)		—
Net asset value at end of period	$28.29	$24.24		$25.82
Market price at end of period(d)	$28.28	$24.24		$25.84
Net Asset Value Total Return(e)	17.50%	(5.40)%		2.58	%(f)
Market Price Total Return(e)	17.46%	(5.47)%		2.66	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$67,897	$172,121		$42,604
Ratio to average net assets of:
Expenses(g)	0.15%	0.15%		0.15	%(h)
Net investment income (loss)	0.78%	0.75%		(0.15	)%(h)
Portfolio turnover rate(i)	163%	49%		0	%(j)

(a)	Commencement of investment operations
(b)	Based on average shares outstanding.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 1.73%. The market price total return from Fund Inception to October 31, 2015 was 1.81%.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(j)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Financial Highlights (continued)

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$46.40	$49.35	$47.26	$45.42	$32.18
Net investment income(a)	0.66	0.41	0.50	0.32	0.40
Net realized and unrealized gain (loss) on investments	9.12	(2.99)	2.10	1.80	13.25
Total from investment operations	9.78	(2.58)	2.60	2.12	13.65
Distributions to shareholders from:
Net investment income	(0.73)	(0.37)	(0.51)	(0.28)	(0.41)
Net asset value at end of year	$55.45	$46.40	$49.35	$47.26	$45.42
Market price at end of year(b)	$55.51	$46.41	$49.37	$47.27	$45.52
Net Asset Value Total Return(c)	21.15%	(5.23)%	5.43%	4.66%	42.81%
Market Price Total Return(c)	21.26%	(5.24)%	5.45%	4.45%	43.13%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$66,543	$74,235	$115,974	$92,148	$102,198
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.29%	0.30%
Net investment income	1.25%	0.86%	0.96%	0.69%	1.04%
Portfolio turnover rate(d)	19%	33%	19%	13%	10%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$63.05	$57.26	$53.83	$48.58	$34.23
Net investment income(a)	0.94	0.90	0.61	0.28	0.28
Net realized and unrealized gain on investments	9.64	5.75	3.88	5.21	14.31
Total from investment operations	10.58	6.65	4.49	5.49	14.59
Distributions to shareholders from:
Net investment income	(1.16)	(0.86)	(0.36)	(0.24)	(0.24)
Net realized gains	—	—	(0.70)	—	—
Total distributions	(1.16)	(0.86)	(1.06)	(0.24)	(0.24)
Net asset value at end of year	$72.47	$63.05	$57.26	$53.83	$48.58
Market price at end of year(b)	$72.54	$62.99	$57.31	$53.82	$48.68
Net Asset Value Total Return(c)	16.88%	11.79%	8.43%	11.34%	42.83%
Market Price Total Return(c)	17.11%	11.59%	8.54%	11.08%	43.51%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$54,350	$69,360	$31,494	$32,295	$46,151
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.29%	0.30%
Net investment income	1.38%	1.46%	1.11%	0.57%	0.69%
Portfolio turnover rate(d)	62%	68%	39%	33%	23%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask price.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Financial Highlights (continued)

PowerShares S&P SmallCap Energy Portfolio (PSCE)

	Year Ended October 31,
	2017	2016	2015	2014		2013
Per Share Operating Performance:
Net asset value at beginning of year	$16.73	$18.12	$37.85	$48.28		$32.77
Net investment income (loss)(a)	(0.01)	0.06	0.14	0.04		0.29
Net realized and unrealized gain (loss) on investments	(2.44)	(1.36)	(19.74)	(10.45)		15.47
Total from investment operations	(2.45)	(1.30)	(19.60)	(10.41)		15.76
Distributions to shareholders from:
Net investment income	(0.01)	(0.09)	(0.13)	(0.02)		(0.25)
Return of capital	(0.01)	—	—	(0.00	)(b)	—
Total distributions	(0.02)	(0.09)	(0.13)	(0.02)		(0.25)
Net asset value at end of year	$14.26	$16.73	$18.12	$37.85		$48.28
Market price at end of year(c)	$14.30	$16.75	$18.13	$37.84		$48.42
Net Asset Value Total Return(d)	(14.69)%	(7.11)%	(51.89)%	(21.57)%		48.41%
Market Price Total Return(d)	(14.55)%	(7.05)%	(51.85)%	(21.82)%		49.07%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$48,477	$52,686	$37,149	$30,281		$48,279
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.29%		0.29%
Net investment income (loss)	(0.05)%	0.38%	0.57%	0.07%		0.74%
Portfolio turnover rate(e)	39%	21%	38%	27%		38%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $(0.005).
(c)	The mean between the last bid and ask price.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P SmallCap Financials Portfolio (PSCF)

	Year Ended October 31,
	2017	2016	2015		2014		2013
Per Share Operating Performance:
Net asset value at beginning of year	$43.73	$42.41	$40.98		$38.42		$30.41
Net investment income(a)	1.25	1.14	0.98		0.89		0.88
Net realized and unrealized gain on investments	10.58	1.44	1.32		2.67		8.14
Total from investment operations	11.83	2.58	2.30		3.56		9.02
Distributions to shareholders from:
Net investment income	(1.09)	(1.18)	(0.87)		(0.97)		(1.01)
Net realized gains	(0.22)	(0.08)	—		(0.03)		—
Total distributions	(1.31)	(1.26)	(0.87)		(1.00)		(1.01)
Net asset value at end of year	$54.25	$43.73	$42.41		$40.98		$38.42
Market price at end of year(b)	$54.31	$43.73	$42.45		$40.97		$38.50
Net Asset Value Total Return(c)	27.23%	6.29%	5.68%		9.40%		30.26%
Market Price Total Return(c)	27.37%	6.19%	5.80%		9.14%		30.62%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$254,975	$196,797	$182,347		$114,753		$97,969
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29	%(d)	0.29	%(d)	0.30	%(d)
Net investment income	2.44%	2.73%	2.38%		2.31%		2.56%
Portfolio turnover rate(e)	21%	16%	16%		16%		24%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Financial Highlights (continued)

PowerShares S&P SmallCap Health Care Portfolio (PSCH)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$67.03	$66.81	$60.07	$50.90	$34.33
Net investment income (loss)(a)	(0.03)	0.00 (b)	(0.01)	0.04	0.15
Net realized and unrealized gain on investments	24.45	0.22	8.22	9.17	16.56
Total from investment operations	24.42	0.22	8.21	9.21	16.71
Distributions to shareholders from:
Net investment income	(0.02)	—	(0.03)	(0.04)	(0.14)
Net realized gains	—	—	(1.44)	—	—
Total distributions	(0.02)	—	(1.47)	(0.04)	(0.14)
Net asset value at end of year	$91.43	$67.03	$66.81	$60.07	$50.90
Market price at end of year(c)	$91.58	$67.00	$66.86	$60.03	$50.99
Net Asset Value Total Return(d)	36.44%	0.33%	13.96%	18.10%	48.85%
Market Price Total Return(d)	36.72%	0.21%	14.12%	17.81%	49.25%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$237,717	$167,586	$230,504	$165,200	$178,164
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.29%	0.30%
Net investment income (loss)	(0.04)%	0.01%	(0.02)%	0.08%	0.35%
Portfolio turnover rate(e)	19%	23%	22%	27%	16%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P SmallCap Industrials Portfolio (PSCI)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$47.51	$45.55	$44.89	$42.30	$30.61
Net investment income(a)	0.53	0.34	0.45	0.34	0.32
Net realized and unrealized gain on investments	14.62	1.96	0.68	2.57	11.97
Total from investment operations	15.15	2.30	1.13	2.91	12.29
Distributions to shareholders from:
Net investment income	(0.53)	(0.34)	(0.47)	(0.32)	(0.60)
Net asset value at end of year	$62.13	$47.51	$45.55	$44.89	$42.30
Market price at end of year(b)	$62.21	$47.42	$45.57	$44.83	$42.38
Net Asset Value Total Return(c)	32.00%	5.10%	2.51%	6.87%	40.72%
Market Price Total Return(c)	32.42%	4.86%	2.69%	6.53%	41.27%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$99,414	$57,007	$70,608	$100,998	$74,027
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.29%	0.30%
Net investment income	0.94%	0.75%	0.98%	0.78%	0.88%
Portfolio turnover rate(d)	7%	16%	11%	15%	30%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask price.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Financial Highlights (continued)

PowerShares S&P SmallCap Information Technology Portfolio (PSCT)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$61.26	$51.70	$48.02	$41.59	$29.62
Net investment income(a)	0.19	0.10	0.08	0.09	0.08
Net realized and unrealized gain on investments	19.83	9.58	3.64	6.43	12.21
Total from investment operations	20.02	9.68	3.72	6.52	12.29
Distributions to shareholders from:
Net investment income	(0.15)	(0.12)	(0.04)	(0.09)	(0.32)
Net asset value at end of year	$81.13	$61.26	$51.70	$48.02	$41.59
Market price at end of year(b)	$81.23	$61.28	$51.77	$48.01	$41.67
Net Asset Value Total Return(c)	32.71%	18.75%	7.75%	15.69%	41.86%
Market Price Total Return(c)	32.84%	18.63%	7.92%	15.44%	42.28%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$575,996	$508,447	$390,315	$225,700	$210,018
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.29%	0.29%
Net investment income	0.26%	0.18%	0.16%	0.21%	0.23%
Portfolio turnover rate(d)	16%	15%	15%	10%	17%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask price.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P SmallCap Materials Portfolio (PSCM)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$38.70	$34.36	$43.97	$40.34	$30.23
Net investment income(a)	0.41	0.35	0.35	0.28	0.32
Net realized and unrealized gain (loss) on investments	12.19	4.36	(9.50)	3.58	10.18
Total from investment operations	12.60	4.71	(9.15)	3.86	10.50
Distributions to shareholders from:
Net investment income	(0.34)	(0.37)	(0.46)	(0.23)	(0.39)
Net asset value at end of year	$50.96	$38.70	$34.36	$43.97	$40.34
Market price at end of year(b)	$51.00	$38.77	$34.37	$43.95	$40.42
Net Asset Value Total Return(c)	32.62%	13.89%	(20.94)%	9.56%	35.00%
Market Price Total Return(c)	32.48%	14.07%	(20.88)%	9.30%	35.31%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$48,411	$17,414	$10,309	$50,564	$18,154
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.29%	0.30%
Net investment income	0.87%	1.01%	0.87%	0.63%	0.91%
Portfolio turnover rate(d)	21%	16%	17%	12%	15%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask price.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Financial Highlights (continued)

PowerShares S&P SmallCap Utilities Portfolio (PSCU)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$45.61	$41.99	$38.34	$34.29	$31.10
Net investment income(a)	0.87	1.06	1.02	1.00	1.00
Net realized and unrealized gain on investments	11.81	3.67	3.96	4.01	3.53
Total from investment operations	12.68	4.73	4.98	5.01	4.53
Distributions to shareholders from:
Net investment income	(0.86)	(1.11)	(1.33)	(0.96)	(1.34)
Net realized gains	(1.76)	—	—	—	—
Total distributions	(2.62)	(1.11)	(1.33)	(0.96)	(1.34)
Net asset value at end of year	$55.67	$45.61	$41.99	$38.34	$34.29
Market price at end of year(b)	$55.70	$45.57	$42.01	$38.33	$34.34
Net Asset Value Total Return(c)	28.66%	11.38%	13.43%	14.87%	15.06%
Market Price Total Return(c)	28.83%	11.23%	13.52%	14.68%	15.34%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$52,887	$47,895	$39,887	$40,259	$32,573
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.29%	0.30%
Net investment income	1.73%	2.35%	2.63%	2.86%	3.10%
Portfolio turnover rate(d)	48%	69%	18%	34%	17%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask price.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2017

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2017, the Trust offered eighty portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares DWA Momentum & Low Volatility Rotation Portfolio (DWLV)	“DWA Momentum & Low Volatility Rotation Portfolio”
PowerShares DWA SmallCap Momentum Portfolio (DWAS)	“DWA SmallCap Momentum Portfolio”
PowerShares DWA Tactical Multi-Asset Income Portfolio (DWIN)	“DWA Tactical Multi-Asset Income Portfolio”
PowerShares DWA Tactical Sector Rotation Portfolio (DWTR)	“DWA Tactical Sector Rotation Portfolio”
PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)	“S&P SmallCap Consumer Discretionary Portfolio”
PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)	“S&P SmallCap Consumer Staples Portfolio”
PowerShares S&P SmallCap Energy Portfolio (PSCE)	“S&P SmallCap Energy Portfolio”
PowerShares S&P SmallCap Financials Portfolio (PSCF)	“S&P SmallCap Financials Portfolio”
PowerShares S&P SmallCap Health Care Portfolio (PSCH)	“S&P SmallCap Health Care Portfolio”
PowerShares S&P SmallCap Industrials Portfolio (PSCI)	“S&P SmallCap Industrials Portfolio”
PowerShares S&P SmallCap Information Technology Portfolio (PSCT)	“S&P SmallCap Information Technology Portfolio”
PowerShares S&P SmallCap Materials Portfolio (PSCM)	“S&P SmallCap Materials Portfolio”
PowerShares S&P SmallCap Utilities Portfolio (PSCU)	“S&P SmallCap Utilities Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The NASDAQ Stock Market LLC. Prior to December 7, 2016, Shares of the DWA SmallCap Momentum Portfolio were listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

DWA Momentum & Low Volatility Rotation Portfolio, DWA Tactical Multi-Asset Income Portfolio and DWA Tactical Sector Rotation Portfolio are each a “fund of funds,” in that each invests in other exchange-traded funds (“Underlying Funds”) advised by Invesco PowerShares Capital Management LLC (the “Adviser”), or other unaffiliated advisers. Each Underlying Fund’s accounting policies are outlined in that Underlying Fund’s financial statements and are publicly available.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
DWA Momentum & Low Volatility Rotation Portfolio	Dorsey Wright® Multi-Factor Global Equity Index
DWA SmallCap Momentum Portfolio	Dorsey Wright® SmallCap Technical Leaders Index
DWA Tactical Multi-Asset Income Portfolio	Dorsey Wright® Multi-Asset Income Index
DWA Tactical Sector Rotation Portfolio	Dorsey Wright® Sector 4 Index
S&P SmallCap Consumer Discretionary Portfolio	S&P SmallCap 600® Capped Consumer Discretionary Index
S&P SmallCap Consumer Staples Portfolio	S&P SmallCap 600® Capped Consumer Staples Index
S&P SmallCap Energy Portfolio	S&P SmallCap 600® Capped Energy Index
S&P SmallCap Financials Portfolio	S&P SmallCap 600® Capped Financials and Real Estate Index
S&P SmallCap Health Care Portfolio	S&P SmallCap 600® Capped Health Care Index
S&P SmallCap Industrials Portfolio	S&P SmallCap 600® Capped Industrials Index

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Fund	Underlying Index
S&P SmallCap Information Technology Portfolio	S&P SmallCap 600® Capped Information Technology Index
S&P SmallCap Materials Portfolio	S&P SmallCap 600® Capped Materials Index
S&P SmallCap Utilities Portfolio	S&P SmallCap 600® Capped Utilities & Telecommunication Services Index

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

Securities, including restricted securities in an Underlying Fund, if any, that are held as investments of a Fund, are valued in accordance with the Underlying Fund’s valuation policy. The policies of Underlying Funds affiliated with the Funds as a result of having the same investment adviser are the same as those set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

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Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other AP is able to step forward to create or redeem Creation Units, that Fund’s Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Each Fund (except DWA SmallCap Momentum Portfolio, S&P SmallCap Consumer Discretionary Portfolio, S&P SmallCap Financials Portfolio, S&P SmallCap Industrials Portfolio and S&P SmallCap Information Technology Portfolio) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

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Portfolio Turnover Risk. DWA Momentum & Low Volatility Rotation Portfolio, DWA SmallCap Momentum Portfolio and DWA Tactical Sector Rotation Portfolio may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, the Funds will seek to utilize an in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Fund of Funds Risk. Because DWA Momentum & Low Volatility Rotation Portfolio, DWA Tactical Multi-Asset Income Portfolio and DWA Tactical Sector Rotation Portfolio invest primarily in other funds, each Fund’s investment performance largely depends on the investment performance of those Underlying Funds. An investment in each Fund is subject to the risks associated with the Underlying Funds that comprise each Underlying Index. There is a risk that each index provider’s evaluations and assumptions regarding the asset classes represented by the Underlying Funds in each Underlying Index at any given time may be incorrect based on actual market conditions. In addition, at times, certain of the segments of the market represented by constituent Underlying Funds in each Underlying Index may be out of favor and underperform other segments. Each Fund indirectly pays a proportional share of the expense of the Underlying Funds in which it invests (including operating expenses and management fees), in addition to the fees and expenses it already pays to the Adviser.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

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E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund (except DWA Tactical Multi-Asset Income Portfolio) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. DWA Tactical Multi-Asset Income Portfolio declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I. Securities Lending

During the fiscal year ended October 31, 2017, DWA SmallCap Momentum Portfolio, DWA Tactical Multi-Asset Income Portfolio, DWA Tactical Sector Rotation Portfolio, S&P SmallCap Consumer Discretionary Portfolio, S&P SmallCap Consumer Staples Portfolio, S&P SmallCap Energy Portfolio, S&P SmallCap Financials Portfolio, S&P SmallCap Health Care Portfolio, S&P SmallCap Industrials Portfolio, S&P SmallCap Information Technology Portfolio, S&P SmallCap Materials Portfolio and S&P SmallCap Utilities Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

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Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
DWA Momentum & Low Volatility Rotation Portfolio	0.15%
DWA SmallCap Momentum Portfolio	0.60%
DWA Tactical Multi-Asset Income Portfolio	0.25%
DWA Tactical Sector Rotation Portfolio	0.15%
S&P SmallCap Consumer Discretionary Portfolio	0.29%
S&P SmallCap Consumer Staples Portfolio	0.29%
S&P SmallCap Energy Portfolio	0.29%
S&P SmallCap Financials Portfolio	0.29%
S&P SmallCap Health Care Portfolio	0.29%
S&P SmallCap Industrials Portfolio	0.29%
S&P SmallCap Information Technology Portfolio	0.29%
S&P SmallCap Materials Portfolio	0.29%
S&P SmallCap Utilities Portfolio	0.29%

Further, through August 31, 2019, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2017, the Adviser waived fees for each Fund in the following amounts:

DWA Momentum & Low Volatility Rotation Portfolio	$2
DWA SmallCap Momentum Portfolio	137
DWA Tactical Multi-Asset Income Portfolio	59
DWA Tactical Sector Rotation Portfolio	55
S&P SmallCap Consumer Discretionary Portfolio	63
S&P SmallCap Consumer Staples Portfolio	102
S&P SmallCap Energy Portfolio	18
S&P SmallCap Financials Portfolio	263
S&P SmallCap Health Care Portfolio	283
S&P SmallCap Industrials Portfolio	87
S&P SmallCap Information Technology Portfolio	567
S&P SmallCap Materials Portfolio	124
S&P SmallCap Utilities Portfolio	207

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

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The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
DWA Momentum & Low Volatility Rotation Portfolio	Dorsey Wright & Associates, LLC
DWA SmallCap Momentum Portfolio	Dorsey Wright & Associates, LLC
DWA Tactical Multi-Asset Income Portfolio	Dorsey Wright & Associates, LLC
DWA Tactical Sector Rotation Portfolio	Dorsey Wright & Associates, LLC
S&P SmallCap Consumer Discretionary Portfolio	S&P Dow Jones Indices LLC
S&P SmallCap Consumer Staples Portfolio	S&P Dow Jones Indices LLC
S&P SmallCap Energy Portfolio	S&P Dow Jones Indices LLC
S&P SmallCap Financials Portfolio	S&P Dow Jones Indices LLC
S&P SmallCap Health Care Portfolio	S&P Dow Jones Indices LLC
S&P SmallCap Industrials Portfolio	S&P Dow Jones Indices LLC
S&P SmallCap Information Technology Portfolio	S&P Dow Jones Indices LLC
S&P SmallCap Materials Portfolio	S&P Dow Jones Indices LLC
S&P SmallCap Utilities Portfolio	S&P Dow Jones Indices LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser also serves as the adviser for each Underlying Fund listed within the tables below, and therefore the following Underlying Funds are considered to be affiliated with the Funds.

The table below shows DWA Momentum & Low Volatility Rotation Portfolio’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended October 31, 2017.

DWA Momentum & Low Volatility Rotation Portfolio

	Value October 31, 2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2017	Dividend Income
PowerShares DWA Developed Markets Momentum Portfolio	$490,096	$250,434	$(324,551)	$110,257	$(23,200)	$503,036	$6,770
PowerShares DWA Emerging Markets Momentum Portfolio	513,944	247,468	(332,750)	101,471	(17,814)	512,319	6,336
PowerShares DWA Momentum Portfolio	2,756,815	2,791	(1,889,878)	285,375	(30,654)	1,124,449	11,765
PowerShares DWA SmallCap Momentum Portfolio	2,607,193	2,643	(1,971,327)	405,806	84,844	1,129,159	7,700
PowerShares S&P 500® Low Volatility Portfolio	1,131,666	46,157	(789,749)	104,371	(32,961)	459,484	11,671
PowerShares S&P Emerging Markets Low Volatility Portfolio	1,196,291	502	(998,015)	38,033	(38,486)	198,325	8,812
PowerShares S&P International Developed Low Volatility Portfolio	1,165,505	521	(988,114)	58,018	(37,455)	198,475	16,783
PowerShares S&P SmallCap Low Volatility Portfolio	1,190,481	1,149	(902,813)	83,170	77,556	449,543	13,355

Total Investments in Affiliates	$11,051,991	$551,665	$(8,197,197)	$1,186,501	$(18,170)	$4,574,790	$83,192

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The table below shows DWA Tactical Multi-Asset Income Portfolio’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended October 31, 2017.

DWA Tactical Multi-Asset Income Portfolio

	Value October 31, 2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2017	Dividend Income
PowerShares Emerging Markets Sovereign Debt Portfolio	$22,836,564	$3,390,383	$(4,737,718)	$(204,974)	$137,906	$21,422,161	$1,079,619
PowerShares Global Short Term High Yield Bond Portfolio	22,748,703	3,475,692	(4,838,420)	(342,430)	233,814	21,277,359	1,223,582
PowerShares KBW Premium Yield Equity REIT Portfolio	22,542,990	5,754,831	(4,904,875)	1,427,804	250,507	25,071,257	1,779,269
PowerShares Preferred Portfolio	24,197,763	3,632,158	(5,049,235)	(75,653)	9,648	22,714,681	1,309,478

Total Investments in Affiliates	$92,326,020	$16,253,064	$(19,530,248)	$804,747	$631,875	$90,485,458	$5,391,948

The table below shows DWA Tactical Sector Rotation Portfolio’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended October 31, 2017.

DWA Tactical Sector Rotation Portfolio

	Value October 31, 2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2017	Dividend Income
PowerShares DWA Basic Materials Momentum Portfolio*	$48,614,115	$13,175,835	$(63,539,525)	$(3,188,324)	$4,937,899	$—	$—
PowerShares DWA Consumer Cyclicals Momentum Portfolio*	—	19,062,860	(18,221,800)	—	(841,060)	—	9,901
PowerShares DWA Consumer Staples Momentum Portfolio*	48,810,898	24,981,486	(72,501,341)	1,668,703	(2,959,746)	—	—
PowerShares DWA Energy Momentum Portfolio*	—	39,077,579	(33,846,329)	—	(5,231,250)	—	37,910
PowerShares DWA Financial Momentum Portfolio	—	45,089,089	(30,861,461)	1,421,346	23,956	15,672,930	580,225
PowerShares DWA Healthcare Momentum Portfolio	—	16,275,529	(4,398,940)	1,502,698	142,182	13,521,469	—
PowerShares DWA Industrials Momentum Portfolio	—	67,077,107	(53,700,223)	4,511,114	3,568,312	21,456,310	301,120
PowerShares DWA Technology Momentum Portfolio	37,693,155	25,397,755	(54,084,194)	5,068,638	3,155,244	17,230,598	102,517
PowerShares DWA Utilities Momentum Portfolio*	37,020,472	48,572,028	(85,599,748)	(1,502,872)	1,510,120	—	—

Total Investments in Affiliates	$172,138,640	$298,709,268	$(416,753,561)	$9,481,303	$4,305,657	$67,881,307	$1,031,673

*	At October 31, 2017, this security was no longer held.

75

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2017, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the fiscal year ended October 31, 2017, there were no material transfers between valuation levels.

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2017 and 2016:

	For the Year Ended October 31, 2017			For the Year Ended October 31, 2016
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
DWA Momentum & Low Volatility Rotation Portfolio	$75,347	$—	$—	$5,265	$—	$—
DWA SmallCap Momentum Portfolio	705,632	—	—	825,119	—	—
DWA Tactical Multi-Asset Income Portfolio	5,282,805	—	—	2,392,101	—
DWA Tactical Sector Rotation Portfolio	891,782	—	—	1,081,384	—	2,439
S&P SmallCap Consumer Discretionary Portfolio	893,766	—	—	707,191	—	—
S&P SmallCap Consumer Staples Portfolio	1,101,515	—	—	700,261	—	—
S&P SmallCap Energy Portfolio	33,355	—	44,284	204,998	—	—
S&P SmallCap Financials Portfolio	5,205,722	725,359	—	5,473,136	169,737	—
S&P SmallCap Health Care Portfolio	47,751	—	—	—	—	—
S&P SmallCap Industrials Portfolio	823,198	—	—	476,137	—	—
S&P SmallCap Information Technology Portfolio	1,151,080	—	—	880,007	—	—
S&P SmallCap Materials Portfolio	499,363	—	—	122,745	—	—
S&P SmallCap Utilities Portfolio	2,439,988	—	—	2,016,277	—	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Late-year Ordinary Deferrals	Net Unrealized Appreciation (Depreciation)— Investments	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
DWA Momentum & Low Volatility Rotation Portfolio	$14,811	$—	$716,396	$(73,036)	$3,918,686	$4,576,857
DWA SmallCap Momentum Portfolio	398,919	—	35,845,886	(148,219,130)	340,491,284	228,516,959
DWA Tactical Multi-Asset Income Portfolio	1,361,509	—	(1,452,160)	(49,089)	112,487,879	112,348,139
DWA Tactical Sector Rotation Portfolio	4,204	—	11,786,199	(18,094,463)	74,200,647	67,896,587
S&P SmallCap Consumer Discretionary Portfolio	81,101	—	1,384,303	(3,496,181)	68,573,413	66,542,636
S&P SmallCap Consumer Staples Portfolio	198,665	—	(1,772,700)	(713,702)	56,637,456	54,349,719

76

	Undistributed Ordinary Income	Late-year Ordinary Deferrals	Net Unrealized Appreciation (Depreciation)— Investments	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
S&P SmallCap Energy Portfolio	$—	$—	$(13,638,733)	$(37,185,572)	$99,301,547	$48,477,242
S&P SmallCap Financials Portfolio	1,456,426	—	35,363,985	(371,687)	218,526,429	254,975,153
S&P SmallCap Health Care Portfolio	—	(110,134)	23,579,885	(1,420,896)	215,668,301	237,717,156
S&P SmallCap Industrials Portfolio	81,876	—	16,397,288	(1,901,447)	84,836,617	99,414,334
S&P SmallCap Information Technology Portfolio	495,554	—	98,323,937	(1,602,831)	478,778,912	575,995,572
S&P SmallCap Materials Portfolio	60,886	—	(109,608)	(904,241)	49,363,878	48,410,915
S&P SmallCap Utilities Portfolio	437,374	—	3,872,104	(81,865)	48,659,370	52,886,983

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of October 31, 2017:

		Post-effective no expiration
	2019	Short-Term	Long-Term	Total*
DWA Momentum & Low Volatility Rotation Portfolio	$—	$73,036	$—	$73,036
DWA SmallCap Momentum Portfolio	—	148,219,130	—	148,219,130
DWA Tactical Multi-Asset Income Portfolio	—	49,089	—	49,089
DWA Tactical Sector Rotation Portfolio	—	17,053,667	1,040,796	18,094,463
S&P SmallCap Consumer Discretionary Portfolio	8,689	—	3,487,492	3,496,181
S&P SmallCap Consumer Staples Portfolio	—	576,867	136,835	713,702
S&P SmallCap Energy Portfolio	2,406,357	7,615,904	27,163,311	37,185,572
S&P SmallCap Financials Portfolio	—	371,687	—	371,687
S&P SmallCap Health Care Portfolio	—	—	1,420,896	1,420,896
S&P SmallCap Industrials Portfolio	74,295	797,701	1,029,451	1,901,447
S&P SmallCap Information Technology Portfolio	567,102	—	1,035,729	1,602,831
S&P SmallCap Materials Portfolio	82,457	—	821,784	904,241
S&P SmallCap Utilities Portfolio	—	73,337	8,528	81,865

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the fiscal year ended October 31, 2017, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
DWA Momentum & Low Volatility Rotation Portfolio	$551,665	$803,937
DWA SmallCap Momentum Portfolio	261,776,456	260,900,810
DWA Tactical Multi-Asset Income Portfolio	3,970,797	3,361,230
DWA Tactical Sector Rotation Portfolio	186,984,858	187,262,821
S&P SmallCap Consumer Discretionary Portfolio	12,632,536	13,857,222
S&P SmallCap Consumer Staples Portfolio	37,975,031	40,074,034
S&P SmallCap Energy Portfolio	22,299,486	22,078,114
S&P SmallCap Financials Portfolio	50,455,493	52,575,516
S&P SmallCap Health Care Portfolio	38,436,101	40,124,218
S&P SmallCap Industrials Portfolio	5,801,164	7,323,140
S&P SmallCap Information Technology Portfolio	87,414,445	94,308,161
S&P SmallCap Materials Portfolio	13,440,232	12,617,686
S&P SmallCap Utilities Portfolio	23,948,044	22,613,266

77

For the fiscal year ended October 31, 2017, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
DWA Momentum & Low Volatility Rotation Portfolio	$—	$7,393,260
DWA SmallCap Momentum Portfolio	221,721,338	204,062,752
DWA Tactical Multi-Asset Income Portfolio	16,382,144	21,621,426
DWA Tactical Sector Rotation Portfolio	111,724,410	229,490,740
S&P SmallCap Consumer Discretionary Portfolio	10,567,100	30,556,758
S&P SmallCap Consumer Staples Portfolio	30,906,434	52,787,027
S&P SmallCap Energy Portfolio	46,797,238	40,623,572
S&P SmallCap Financials Portfolio	115,872,842	102,629,571
S&P SmallCap Health Care Portfolio	62,683,832	51,384,219
S&P SmallCap Industrials Portfolio	41,674,265	17,984,051
S&P SmallCap Information Technology Portfolio	198,884,260	279,174,219
S&P SmallCap Materials Portfolio	84,857,816	62,841,242
S&P SmallCap Utilities Portfolio	33,838,306	37,745,280

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2017, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes, as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
DWA Momentum & Low Volatility Rotation Portfolio	$716,396	$—	$716,396	$3,861,038
DWA SmallCap Momentum Portfolio	40,604,409	(4,758,523)	35,845,886	209,118,720
DWA Tactical Multi-Asset Income Portfolio	1,231,603	(2,683,763)	(1,452,160)	123,968,234
DWA Tactical Sector Rotation Portfolio	11,786,199	—	11,786,199	56,932,096
S&P SmallCap Consumer Discretionary Portfolio	13,876,189	(12,491,886)	1,384,303	72,894,876
S&P SmallCap Consumer Staples Portfolio	4,031,302	(5,804,002)	(1,772,700)	62,226,287
S&P SmallCap Energy Portfolio	1,146,077	(14,784,810)	(13,638,733)	63,475,263
S&P SmallCap Financials Portfolio	41,372,864	(6,008,879)	35,363,985	232,022,628
S&P SmallCap Health Care Portfolio	46,072,495	(22,492,610)	23,579,885	223,689,440
S&P SmallCap Industrials Portfolio	20,827,875	(4,430,587)	16,397,288	85,063,729
S&P SmallCap Information Technology Portfolio	140,836,544	(42,512,607)	98,323,937	503,387,673
S&P SmallCap Materials Portfolio	5,436,626	(5,546,234)	(109,608)	48,771,597
S&P SmallCap Utilities Portfolio	5,367,885	(1,495,781)	3,872,104	51,320,001

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2017, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA Momentum & Low Volatility Rotation Portfolio	$—	$1,063	$(1,063)
DWA SmallCap Momentum Portfolio	176,270	(43,438,020)	43,261,750
DWA Tactical Multi-Asset Income Portfolio	2,029	(1,421,714)	1,419,685
DWA Tactical Sector Rotation Portfolio	—	(12,114,809)	12,114,809
S&P SmallCap Consumer Discretionary Portfolio	—	(2,756,332)	2,756,332
S&P SmallCap Consumer Staples Portfolio	—	(5,541,042)	5,541,042
S&P SmallCap Energy Portfolio	50,988	1,453,671	(1,504,659)

78

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
S&P SmallCap Financials Portfolio	$(1,709)	$(32,886,961)	$32,888,670
S&P SmallCap Health Care Portfolio	56,386	(15,685,074)	15,628,688
S&P SmallCap Industrials Portfolio	—	(5,077,554)	5,077,554
S&P SmallCap Information Technology Portfolio	—	(93,539,542)	93,539,542
S&P SmallCap Materials Portfolio	—	(6,815,209)	6,815,209
S&P SmallCap Utilities Portfolio	96,660	(4,520,084)	4,423,424

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.
To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

79

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PowerShares Exchange-Traded Fund Trust II and Shareholders of the PowerShares DWA Momentum & Low Volatility Rotation Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares DWA Tactical Multi-Asset Income Portfolio, PowerShares DWA Tactical Sector Rotation Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P Small Cap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares DWA Momentum & Low Volatility Rotation Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares DWA Tactical Multi-Asset Income Portfolio, PowerShares DWA Tactical Sector Rotation Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P Small Cap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio (thirteen of the portfolios constituting PowerShares Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended (or for PowerShares DWA Momentum & Low Volatility Rotation Portfolio for the year ended October 31, 2017 and for the period July 11, 2016 (commencement of investment operations) through October 31, 2016, or for PowerShares DWA Tactical Multi-Asset Income Portfolio for the year ended October 31, 2017 and for the period March 7, 2016 (commencement of investment operations) through October 31, 2016) and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, IL

December 26, 2017

80

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2017.

In addition to the fees and expenses which the PowerShares DWA Momentum & Low Volatility Rotation Portfolio, PowerShares DWA Tactical Multi-Asset Income Portfolio and PowerShares DWA Tactical Sector Rotation Portfolio (collectively, the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly is included in each Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares DWA Momentum & Low Volatility Rotation Portfolio (DWLV)
Actual	$1,000.00	$1,120.50	0.15%	$0.80
Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.15	0.77
PowerShares DWA SmallCap Momentum Portfolio (DWAS)
Actual	1,000.00	1,159.10	0.60	3.27
Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.60	3.06
PowerShares DWA Tactical Multi-Asset Income Portfolio (DWIN)
Actual	1,000.00	987.70	0.25	1.25
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares DWA Tactical Sector Rotation Portfolio (DWTR)
Actual	1,000.00	1,145.80	0.15	0.81
Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.15	0.77

81

Fees and Expenses (continued)

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)
Actual	$1,000.00	$1,030.00	0.29%	$1.48
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)
Actual	1,000.00	1,022.50	0.29	1.48
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares S&P SmallCap Energy Portfolio (PSCE)
Actual	1,000.00	898.00	0.29	1.39
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares S&P SmallCap Financials Portfolio (PSCF)
Actual	1,000.00	1,069.20	0.29	1.51
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares S&P SmallCap Health Care Portfolio (PSCH)
Actual	1,000.00	1,119.50	0.29	1.55
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares S&P SmallCap Industrials Portfolio (PSCI)
Actual	1,000.00	1,096.80	0.29	1.53
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares S&P SmallCap Information Technology Portfolio (PSCT)
Actual	1,000.00	1,118.50	0.29	1.55
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares S&P SmallCap Materials Portfolio (PSCM)
Actual	1,000.00	1,083.90	0.29	1.52
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares S&P SmallCap Utilities Portfolio (PSCU)
Actual	1,000.00	1,078.90	0.29	1.52
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2017. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

82

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2017:

	Qualified Dividend Income*	Dividends-Received Deduction*	Long-Term Capital Gains
PowerShares DWA Momentum & Low Volatility Rotation Portfolio	100%	99%	$—
PowerShares DWA SmallCap Momentum Portfolio	100%	100%	—
PowerShares DWA Tactical Multi-Asset Income Portfolio	11%	11%	—
PowerShares DWA Tactical Sector Rotation Portfolio	94%	94%	—
PowerShares S&P SmallCap Consumer Discretionary Portfolio	100%	100%	—
PowerShares S&P SmallCap Consumer Staples Portfolio	100%	100%	—
PowerShares S&P SmallCap Energy Portfolio	100%	100%	—
PowerShares S&P SmallCap Financials Portfolio	88%	88%	725,359
PowerShares S&P SmallCap Health Care Portfolio	0%	0%	—
PowerShares S&P SmallCap Industrials Portfolio	100%	100%	—
PowerShares S&P SmallCap Information Technology Portfolio	100%	100%	—
PowerShares S&P SmallCap Materials Portfolio	100%	100%	—
PowerShares S&P SmallCap Utilities Portfolio	100%	96%	—

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

83

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	154	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	154	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	154	None

Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC. (1999-2007).	154	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 82 portfolios and four other exchange-traded fund trusts with 72 portfolios advised by the Adviser.

84

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	154	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	154	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 82 portfolios and four other exchange-traded fund trusts with 72 portfolios advised by the Adviser.

85

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	154	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 82 portfolios and four other exchange-traded fund trusts with 72 portfolios advised by the Adviser.

86

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011-Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	154	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 82 portfolios and four other exchange-traded fund trusts with 72 portfolios advised by the Adviser.

87

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

88

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2017-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

89

(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.powershares.com.

P-SCS-AR-1
©2017 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515
powershares.com 800 983 0903	@PowerShares

October 31, 2017

2017 Annual Report to Shareholders

CNTR	PowerShares Contrarian Opportunities Portfolio

KBWB	PowerShares KBW Bank Portfolio

KBWD	PowerShares KBW High Dividend Yield Financial Portfolio

KBWY	PowerShares KBW Premium Yield Equity REIT Portfolio

KBWP	PowerShares KBW Property & Casualty Insurance Portfolio

KBWR	PowerShares KBW Regional Banking Portfolio

2

The Market Environment

Domestic Equity

Despite highly destructive hurricanes that threatened to derail a year-long recovery, the US economy continued to expand throughout the fiscal year ended October 31, 2017. Gross domestic product (GDP)—the value of all goods and services produced in the US—grew by 1.8% in the fourth quarter of 2016, and by 1.2% in the first quarter of 2017 and 3.1% in the second quarter of 2017.1 Inflation remained subdued even as the labor market continued to strengthen. Unemployment continued its multiyear decline, hitting just 4.2% in September—a 16-year low.2

Given signs of an improving economy, the US Federal Reserve (the “Fed”) raised interest rates three times during the reporting period, most recently in June 2017.3 The Fed pledged that “realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation” will guide its future actions. At the close of the reporting period, Fed policy remained accommodative, and the fed funds target rate stood at a range of 1.00% to 1.25%—up 75 basis points for the reporting period.3 (A basis point is 0.01%.)

Despite the Fed’s actions, major US stock market indexes repeatedly hit all-time highs throughout the reporting period. The stock market rally began immediately following the outcome of the US presidential election in November 2016, based on investors’ hopes for reduced regulation, lowered corporate and personal tax rates and increased infrastructure spending. The stock market rally continued throughout the reporting period, fueled by generally positive economic data, strong corporate earnings and improved consumer confidence—even as the prospect for health care and tax reform faded somewhat.

[1]	Source: Bureau of Economic Analysis
[2]	Sources: Bureau of Labor Statistics, Bloomberg
[3]	Source: US Federal Reserve

3

CNTR	Manager’s Analysis
PowerShares Contrarian Opportunities Portfolio (CNTR)

At a meeting held on September 28, 2017, the Board of Trustees (the “Board”) of the PowerShares Exchange-Traded Fund Trust II approved the termination and winding down of the PowerShares Contrarian Opportunities Portfolio (the “Fund”), with the liquidation payment to shareholders expected to take place on or about December 29, 2017.

As an index fund, the Fund is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dow Jones U.S. Contrarian Opportunities Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (“S&P DJI” or the “Index Provider”) compiles and maintains the Index, which employs a contrarian investment methodology to identify stocks whose recent performance lags that of the broader equity market, yet still outrank their peers based on company fundamentals and other qualitative criteria. A contrarian investment process seeks to identify companies that may have experienced adverse developments or negative investor sentiment, causing its securities to be out of favor or potentially undervalued, but which may offer promising future growth prospects. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 22.15%. On a net asset value (“NAV”) basis, the Fund returned 22.07%. During the same time period, the Index returned 22.59%. During this period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 23.63%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the information technology sector during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection within the consumer discretionary sector.

For the fiscal year ended October 31, 2017, the industrials sector contributed most significantly to the Fund’s return, followed by the information technology and financials sectors. No sector had a negative return contribution for the period.

Positions that contributed most significantly to the Fund’s return included Everi Holdings, Inc., an information technology company (portfolio average weight of 1.00%), and Encore Capital Group Inc., a financial company (portfolio average weight of 0.91%). Positions that detracted most significantly from the Fund’s return included Vitamin Shoppe Inc., a consumer discretionary company (no longer held at fiscal year-end), and Chicago Bridge & Iron Co., an industrials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Consumer Discretionary	28.8
Health Care	16.9
Information Technology	16.3
Industrials	14.4
Financials	11.9
Materials	5.1
Consumer Staples	3.1
Real Estate	1.6
Energy	1.1
Utilities	0.8
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2017
Security
Micron Technology, Inc.	1.2
Zumiez, Inc.	1.1
Rowan Cos. PLC, Class A	1.1
Urban Outfitters, Inc.	1.1
CalAtlantic Group, Inc.	1.0
Amkor Technology, Inc.	1.0
Tailored Brands, Inc.	1.0
Vishay Intertechnology, Inc.	1.0
Korn/Ferry International	1.0
IPG Photonics Corp.	1.0
Total	10.5

4

PowerShares Contrarian Opportunities Portfolio (CNTR) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
Blended—Dow Jones U.S. Contrarian Opportunities Index††	22.59%	7.20%	23.20%	7.41%	31.17%
S&P 500® Index	23.63	10.77	35.93	11.43	50.77
Fund
NAV Return	22.07	6.70	21.49	6.91	28.85
Market Price Return	22.15	6.74	21.61	6.93	28.93

Fund Inception: January 15, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Dow Jones U.S. Contrarian Opportunities Index performance is comprised of the performance of the NYSE Century Index, the Fund’s previous underlying index, from Fund inception through the conversion date, May 22, 2015, followed by the performance of the Index starting from the conversion date through October 31, 2017.

5

KBWB	Manager’s Analysis
PowerShares KBW Bank Portfolio (KBWB)

As an index fund, the PowerShares KBW Bank Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Nasdaq Bank Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of national money centers (which are banks with more than $50 billion in assets and that have a branch network across geographic regions) and regional banks and thrifts that are listed on a U.S. national securities exchange and that comprise the Index.

Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (“KBW Nasdaq” or the “Index Provider”), compile, calculate and maintain the Index, which is a modified-market capitalization-weighted index that seeks to reflect the performance of national money centers and regional banks and thrifts that are publicly traded in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 38.36%. On a net asset value (“NAV”) basis, the Fund returned 38.42%. During the same time period, the Index returned 38.92%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Financials Index (the “Benchmark Index”) returned 37.06%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 65 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States financial sector equity market. The performance of the Fund differed from the Benchmark Index in part because the Benchmark Index is broadly diversified across all financial sub-industries and is not concentrated just on the banking sub-industry.

Relative to the Benchmark Index, the Fund was most overweight in the regional banks sub-industry and most underweight in the multi-sector holdings sub-industry during the fiscal year ended October 31, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight position in the regional banks sub-industry, as well as the Fund’s stock selection within the diversified banks sub-industry relative to the Benchmark Index.

For the fiscal year ended October 31, 2017, the regional banks sub-industry contributed most significantly to the Fund’s return,

followed by the diversified banks and asset management & custody banks sub-industries, respectively. The thrifts & mortgage finance sub-industry was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return included Bank of America Corp., a diversified financial services company (portfolio average weight of 8.15%), and Citigroup Inc., a diversified financial services company (portfolio average weight of 8.16%). New York Community Bancorp, Inc., a thrifts & mortgage finance company (portfolio average weight of 1.32%), was the only detracting position.

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Regional Banks	43.2
Diversified Banks	40.3
Asset Management & Custody Banks	11.1
Consumer Finance	4.3
Thrifts & Mortgage Finance	1.1
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Bank of America Corp.	8.4
JPMorgan Chase & Co.	8.1
Wells Fargo & Co.	8.1
Citigroup, Inc.	7.9
U.S. Bancorp	7.8
Capital One Financial Corp.	4.3
M&T Bank Corp.	4.1
SunTrust Banks, Inc.	4.0
PNC Financial Services Group, Inc. (The)	4.0
BB&T Corp.	3.9
Total	60.6

*	Excluding money market fund holdings.

6

PowerShares KBW Bank Portfolio (KBWB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
KBW Nasdaq Bank Index	38.92%	14.43%	49.85%	17.78%	126.64%	20.18%	201.14%
S&P 500® Financials Index	37.06	13.40	45.83	17.85	127.30	19.20	186.66
Fund
NAV Return	38.42	14.01	48.21	17.35	122.51	19.74	194.67
Market Price Return	38.36	14.03	48.25	17.34	122.45	19.77	195.12

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

7

KBWD	Manager’s Analysis
PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)

As an index fund, the PowerShares KBW High Dividend Yield Financial Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Nasdaq Financial Sector Dividend Yield Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of publicly listed financial companies that principally are engaged in the business of providing financial services and products, including banking, insurance and diversified financial services, in the United States and that comprise the Index.

Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (“KBW Nasdaq” or the “Index Provider”) compile, maintain and calculate the Index, which is a modified dividend yield-weighted index that seeks to reflect the performance of publicly-traded U.S. financial companies with competitive yields. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 18.99%. On a net asset value (“NAV”) basis, the Fund returned 18.95%. During the same time period, the Index returned 19.10%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, which were partially offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Financials Index (the “Benchmark Index”) returned 37.06%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 65 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States financial services equity market. The performance of the Fund differed from the Benchmark Index in part because of stock selection in the asset management & custody banks sub-industry, as well as sub-industry allocation differences.

Relative to the Benchmark Index, the Fund was most overweight in the mortgage REITs sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to investments in the asset management & custody banks sub-industry as well as security selection within the mortgage REITs sub-industry.

For the fiscal year ended October 31, 2017, the mortgage REITs sub-industry contributed most significantly to the Fund’s return, followed by the asset management & custody banks and investment banking & brokerage sub-industries, respectively. The reinsurance sub-industry was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return included Triton International Ltd. Class A, a trading companies & distributors company (portfolio average weight of 2.25%), and New Residential Investment Corp., a mortgage REITs company (portfolio average weight of 3.88%). Positions that detracted most significantly from the Fund’s return included Resource Capital Corp., a mortgage REITs company (portfolio average weight of 2.29%), and Prospect Capital Corp., a diversified financial services company (portfolio average weight of 3.18%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Mortgage REITs	35.8
Asset Management & Custody Banks	34.3
Investment Banking & Brokerage	9.5
Regional Banks	5.7
Property & Casualty Insurance	5.0
Thrifts & Mortgage Finance	3.4
Reinsurance	3.1
Trading Companies & Distributors	1.7
Consumer Finance	1.5
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Orchid Island Capital, Inc.	5.8
Greenhill & Co., Inc.	4.7
Arlington Asset Investment Corp., Class A	4.6
New Residential Investment Corp.	4.2
Western Asset Mortgage Capital Corp.	3.7
CYS Investments, Inc.	3.3
Apollo Investment Corp.	3.3
BlackRock Capital Investment Corp.	3.3
PennyMac Mortgage Investment Trust	3.3
Chimera Investment Corp.	3.3
Total	39.5

*	Excluding money market fund holdings.

8

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
KBW Nasdaq Financial Sector Dividend Yield Index	19.10%	5.91%	18.81%	8.72%	51.88%	9.45%	86.68%
S&P 500® Financials Index	37.06	13.40	45.83	17.85	127.30	13.98	147.04
Fund
NAV Return	18.95	5.62	17.82	8.36	49.42	9.05	82.05
Market Price Return	18.99	5.65	17.91	8.43	49.90	9.09	82.48

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 2.99% includes the unitary management fee of 0.35% and acquired fund fees and expenses of 2.64%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

9

KBWY	Manager’s Analysis
PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)

As an index fund, the PowerShares KBW Premium Yield Equity REIT Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Nasdaq Premium Yield Equity REIT Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of small- and mid-cap equity real estate investment trusts (“REITs”) in the United States that comprise the Index.

Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (“KBW Nasdaq” or the “Index Provider”) compile, maintain and calculate the Index, which is a modified-dividend yield-weighted index that seeks to reflect the performance of small- and mid-cap equity REITs in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 15.79%. On a net asset value (“NAV”) basis, the Fund returned 15.71%. During the same time period, the Index returned 16.12%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the Dow Jones U.S. Real Estate Index (the “Benchmark Index”) returned 9.23%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 130 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States REIT market. The performance of the Fund differed from the Benchmark Index primarily due to a lower concentration and stock selection differences in the specialized REITs sub-industry.

Relative to the Benchmark Index, the Fund was most overweight in the hotel and resort REITs sub-industry and most underweight in the specialized REITs sub-industry during the fiscal year ended October 31, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the security selection differences in the specialized REITs and retail REITs sub-industries.

For the fiscal year ended October 31, 2017, the specialized REITs sub-industry contributed most significantly to the Fund’s return, followed by the hotel and resort REITs and residential REITs sub-industries, respectively. The retail REITs sub-industry detracted most significantly from the Fund’s return, followed by the health care REITs sub-industry.

Positions that contributed most significantly to the Fund’s return included CoreCivic, Inc., a diversified commercial & professional services company (portfolio average weight of 3.87%), and GEO Group Inc., a diversified commercial & professional services company (portfolio average weight of 3.98%). Positions that detracted most significantly from the Fund’s return included CBL & Associates Properties, Inc., a retail REITs company (portfolio average weight of 4.74%), and Washington Prime Group Inc., a retail REITs company (portfolio average weight of 4.76%).

REIT Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Hotel & Resort	27.3
Health Care	19.3
Diversified	15.8
Retail	15.7
Office	7.6
Residential	6.0
Specialized	5.8
Industrial	2.4
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
CBL & Associates Properties, Inc.	6.2
Washington Prime Group, Inc.	5.3
New Senior Investment Group, Inc.	5.2
Global NET Lease, Inc.	4.6
Whitestone	4.3
Global Medical REIT, Inc.	4.2
Ashford Hospitality Trust, Inc.	4.2
Government Properties Income Trust	3.9
Hospitality Properties Trust	3.8
Franklin Street Properties Corp.	3.7
Total	45.4

*	Excluding money market fund holdings.

10

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
KBW Nasdaq Premium Yield Equity REIT Index	16.12%	9.86%	32.61%	12.95%	83.87%	12.29%	122.85%
Dow Jones U.S. Real Estate Index	9.23	6.81	21.86	9.34	56.27	10.27	96.51
Fund
NAV Return	15.71	9.49	31.24	12.53	80.48	11.86	117.02
Market Price Return	15.79	9.52	31.38	12.57	80.74	11.90	117.59

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

11

KBWP	Manager’s Analysis
PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)

As an index fund, the PowerShares KBW Property & Casualty Insurance Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Nasdaq Property & Casualty Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of property and casualty insurance companies that comprise the Index.

Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (“KBW Nasdaq” or the “Index Provider”) compile, maintain and calculate the Index using a modified market capitalization-weighted methodology that seeks to reflect the performance of such property and casualty insurance companies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 20.63%. On a net asset value (“NAV”) basis, the Fund returned 20.68%. During the same time period, the Index returned 21.15%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund as well as slippage around rebalances during the period.

During this same time period, the S&P 500® Property & Casualty Index (the “Benchmark Index”) returned 28.06%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 10 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of the United States property and casualty market. Relative to the Benchmark Index, the Fund was most overweight in the reinsurance sub-industry and most underweight in the property & casualty insurance sub-industry during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s allocation to the multi-line insurance and reinsurance sub-industries and a lower concentration by the Fund in securities in the property and casualty insurance sub-industry.

For the fiscal year ended October 31, 2017, the property & casualty insurance sub-industry contributed most significantly to the Fund’s return, followed by the multi-line insurance and reinsurance sub-industries, respectively. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund’s return included Progressive Corp., a property & casualty insurance company (portfolio average weight of 8.36%), and Allstate Corp., a property & casualty insurance company (portfolio average weight of 8.18%). Positions that detracted most significantly from the Fund’s return included AmTrust Financial Services Inc., a property & casualty insurance company (portfolio average weight of 2.80%), and Maiden Holdings, Ltd., a reinsurance company (portfolio average weight of 0.80%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Property & Casualty Insurance	75.2
Reinsurance	13.6
Multi-line Insurance	11.2
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Travelers Cos., Inc. (The)	8.4
Chubb Ltd.	8.2
Progressive Corp. (The)	8.1
Allstate Corp. (The)	8.0
Arch Capital Group Ltd.	7.9
Assurant, Inc.	4.1
American Financial Group, Inc.	4.0
W.R. Berkley Corp.	4.0
Hanover Insurance Group, Inc. (The)	3.9
RenaissanceRe Holdings Ltd.	3.8
Total	60.4

*	Excluding money market fund holdings.

12

PowerShares KBW Property & Casualty Insurance Portfolio (KBWP) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
KBW Nasdaq Property & Casualty Index	21.15%	15.78%	55.19%	17.58%	124.77%	16.20%	182.23%
S&P 500® Property & Casualty Index	28.06	16.34	57.46	19.64	145.16	16.52	187.63
Fund
NAV Return	20.68	15.36	53.54	17.16	120.73	15.77	175.22
Market Price Return	20.63	15.37	53.56	17.17	120.85	15.78	175.35

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

13

KBWR	Manager’s Analysis
PowerShares KBW Regional Banking Portfolio (KBWR)

As an index fund, the PowerShares KBW Regional Banking Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Nasdaq Regional Banking Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of publicly traded mid-capitalization companies that do business as regional banks and thrifts listed on U.S. stock markets and that comprise the Index.

Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (“KBW Nasdaq” or the “Index Provider”) compile, maintain and calculate the Index, which is a modified-market capitalization-weighted index comprised of securities of 50 mid-cap banking companies that are publicly listed in the United States. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 27.05%. On a net asset value (“NAV”) basis, the Fund returned 27.06%. During the same time period, the Index returned 27.54%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to slippage around rebalances and fees and operating expenses incurred by the Fund during the period.

During this same time period, the S&P 1500® Commercial Banks Index (the “Benchmark Index”) returned 42.10%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 20 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of the United States commercial banking market.

Relative to the Benchmark Index, the Fund was most overweight in the regional banks sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the fact that the Fund did not have an allocation to the diversified banks sub-industry.

For the fiscal year ended October 31, 2017, the regional banks sub-industry contributed most significantly to the Fund’s return, followed by the thrifts & mortgage finance sub-industry. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund’s return included East West Bancorp, Inc., a regional banks company (portfolio average weight of 4.09%), and Bank of the Ozarks, Inc., a regional banks company (portfolio average weight of 3.39%). Hope Bancorp, Inc., a regional banks company (portfolio average weight of 1.64%), was the only detracting position.

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Regional Banks	96.6
Thrifts & Mortgage Finance	3.4
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2017
Security
East West Bancorp, Inc.	3.9
Signature Bank/New York NY	3.7
Bank of The Ozarks	3.2
Commerce Bancshares, Inc.	3.2
PacWest Bancorp	3.1
Cathay General Bancorp	2.2
Webster Financial Corp.	2.2
TCF Financial Corp.	2.1
Cullen/Frost Bankers, Inc.	2.1
Umpqua Holdings Corp.	2.1
Total	27.8

14

PowerShares KBW Regional Banking Portfolio (KBWR) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
KBW Nasdaq Regional Banking Index	27.54%	14.52%	50.17%	17.28%	121.86%	18.64%	178.69%
S&P 1500® Commercial Banks Index	42.10	14.53	50.23	18.11	129.86	20.62	207.87
Fund
NAV Return	27.06	14.10	48.54	16.86	117.90	18.22	172.92
Market Price Return	27.05	14.15	48.73	16.88	118.17	18.28	173.86

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

15

Schedule of Investments(a)

PowerShares Contrarian Opportunities Portfolio (CNTR)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—28.8%
522	Aaron’s, Inc.	$19,210
384	AMC Networks, Inc., Class A(b)	19,538
582	AutoNation, Inc.(b)	27,587
391	Best Buy Co., Inc.	21,888
470	Big Lots, Inc.	24,116
524	BorgWarner, Inc.	27,625
674	Brinker International, Inc.	20,705
674	CalAtlantic Group, Inc.	33,255
268	Carter’s, Inc.	25,924
220	Children’s Place, Inc. (The)	23,936
692	Dick’s Sporting Goods, Inc.	16,933
379	Dillard’s, Inc., Class A	19,253
1,017	Discovery Communications, Inc., Class A(b)	19,201
487	Five Below, Inc.(b)	26,907
2,753	Francesca’s Holdings Corp.(b)	17,812
1,642	Gray Television, Inc.(b)	25,566
770	H&R Block, Inc.	19,050
982	Hanesbrands, Inc.	22,095
1,727	Hibbett Sports, Inc.(b)	22,106
1,133	Interpublic Group of Cos., Inc. (The)	21,810
592	Kohl’s Corp.	24,722
1,046	Liberty Interactive Corp. QVC Group, Series A(b)	23,765
228	Lithia Motors, Inc., Class A	25,805
1,194	Michaels Cos., Inc. (The)(b)	23,187
5,283	Office Depot, Inc.	16,377
387	Oxford Industries, Inc.	25,000
464	Sturm Ruger & Co., Inc.	22,991
2,064	Tailored Brands, Inc.	31,889
423	Target Corp.	24,974
1,072	Taylor Morrison Home Corp., Class A(b)	25,889
395	Tempur Sealy International, Inc.(b)	25,821
443	Tenneco, Inc.	25,743
609	Toll Brothers, Inc.	28,038
1,367	Urban Outfitters, Inc.(b)	33,519
519	Williams-Sonoma, Inc.	26,780
241	Wyndham Worldwide Corp.	25,751
1,940	Zumiez, Inc.(b)	34,241

		899,009

	Consumer Staples—3.1%
298	CVS Health Corp.	20,422
359	Herbalife Ltd.(b)	26,070
167	Sanderson Farms, Inc.	24,978
649	United Natural Foods, Inc.(b)	25,162

		96,632

	Energy—1.1%
2,369	Rowan Cos. PLC, Class A(b)	33,948

	Financials—11.9%
853	American Equity Investment Life Holding Co.	25,172
278	American Express Co.	26,555
86	Credit Acceptance Corp.(b)	24,659
574	Encore Capital Group, Inc.(b)	26,662
868	Federated Investors, Inc., Class B	26,969
682	Financial Engines, Inc.	24,620
552	Franklin Resources, Inc.	23,256
701	Invesco Ltd.(c)	25,089

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
624	Legg Mason, Inc.	$23,824
710	PRA Group, Inc.(b)	19,809
289	Primerica, Inc.	25,576
282	T. Rowe Price Group, Inc.	26,198
2,345	Two Harbors Investment Corp. REIT	22,981
1,247	Waddell & Reed Financial, Inc., Class A	23,306
311	World Acceptance Corp.(b)	27,213

		371,889

	Health Care—16.9%
459	Acadia Healthcare Co., Inc.(b)	14,394
702	Akorn, Inc.(b)	22,864
138	Amgen, Inc.	24,180
84	Biogen, Inc.(b)	26,179
380	Cerner Corp.(b)	25,658
419	DaVita, Inc.(b)	25,450
1,198	Ensign Group, Inc. (The)	27,650
388	Express Scripts Holding Co.(b)	23,781
324	Gilead Sciences, Inc.	24,287
302	HCA Healthcare, Inc.(b)	22,846
540	HealthSouth Corp.	24,916
120	Illumina, Inc.(b)	24,623
530	Integer Holdings Corp.(b)	25,758
163	Jazz Pharmaceuticals PLC(b)	23,069
1,457	Lannett Co., Inc.(b)	28,994
407	LifePoint Health, Inc.(b)	19,597
304	Magellan Health, Inc.(b)	25,931
155	McKesson Corp.	21,371
729	Mylan NV(b)	26,033
710	Premier, Inc., Class A(b)	23,196
2,307	Sucampo Pharmaceuticals, Inc., Class A(b)	23,070
184	United Therapeutics Corp.(b)	21,821

		525,668

	Industrials—14.4%
872	Aerojet Rocketdyne Holdings, Inc.(b)	27,538
503	Armstrong World Industries, Inc.(b)	25,703
728	Avis Budget Group, Inc.(b)	30,030
150	Cummins, Inc.	26,532
477	Delta Air Lines, Inc.	23,864
1,269	Heritage-Crystal Clean, Inc.(b)	24,809
513	ICF International, Inc.(b)	27,548
230	Kansas City Southern	23,971
723	Korn/Ferry International	30,243
606	Park-Ohio Holdings Corp.	28,573
331	Proto Labs, Inc.(b)	28,880
298	Regal Beloit Corp.	24,183
1,908	RPX Corp.(b)	24,842
361	United Continental Holdings, Inc.(b)	21,111
211	United Rentals, Inc.(b)	29,852
1,143	Wabash National Corp.	25,718
171	WABCO Holdings, Inc.(b)	25,234

		448,631

	Information Technology—16.3%
2,760	Amkor Technology, Inc.(b)	31,933
875	ARRIS International PLC(b)	24,938
310	Arrow Electronics, Inc.(b)	25,913

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

PowerShares Contrarian Opportunities Portfolio (CNTR) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
334	Belden, Inc.	$26,690
906	Cardtronics PLC, Class A(b)	20,748
424	Cirrus Logic, Inc.(b)	23,744
802	Electronics For Imaging, Inc.(b)	24,750
3,234	Everi Holdings, Inc.(b)	26,810
651	Intel Corp.	29,614
338	InterDigital, Inc.	24,792
142	IPG Photonics Corp.(b)	30,233
853	Juniper Networks, Inc.	21,180
388	MAXIMUS, Inc.	25,775
855	Micron Technology, Inc.(b)	37,885
489	Oracle Corp.	24,890
1,346	Perficient, Inc.(b)	26,180
1,373	Vishay Intertechnology, Inc.	30,549
1,013	Web.com Group, Inc.(b)	24,413
297	Western Digital Corp.	26,513

		507,550

	Materials—5.1%
805	Boise Cascade Co.(b)	28,537
282	Eastman Chemical Co.	25,608
244	Kaiser Aluminum Corp.	24,200
267	LyondellBasell Industries NV, Class A	27,643
998	Owens-Illinois, Inc.(b)	23,842
338	Westlake Chemical Corp.	28,700

		158,530

	Real Estate—1.6%
1,010	Altisource Portfolio Solutions SA(b)	26,099
194	Jones Lang LaSalle, Inc.	25,121

		51,220

	Utilities—0.8%
1,713	Calpine Corp.(b)	25,592

	Total Investments in Securities (Cost $2,876,806)—100.0%	3,118,669
	Other assets less liabilities—0.0%	18

	Net Assets—100.0%	$3,118,687

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Schedule of Investments(a)

PowerShares KBW Bank Portfolio (KBWB)

October 31, 2017

Number of Shares		Value
	Common Stocks—100.0%
	Asset Management & Custody Banks—11.1%
653,209	Bank of New York Mellon Corp. (The)	$33,607,603
385,267	Northern Trust Corp.	36,030,170
369,232	State Street Corp.	33,969,344

		103,607,117

	Consumer Finance—4.3%
428,965	Capital One Financial Corp.	39,541,994

	Diversified Banks—40.3%
2,858,924	Bank of America Corp.	78,305,928
1,003,968	Citigroup, Inc.	73,791,648
751,453	JPMorgan Chase & Co.	75,603,686
1,332,677	U.S. Bancorp	72,470,975
1,337,369	Wells Fargo & Co.	75,079,896

		375,252,133

	Regional Banks—43.2%
740,946	BB&T Corp.	36,484,181
844,218	Citizens Financial Group, Inc.	32,088,726
296,616	Comerica, Inc.	23,305,119
1,242,244	Fifth Third Bancorp	35,900,852
265,126	First Republic Bank	25,823,273
1,837,928	Huntington Bancshares, Inc.	25,363,407
1,833,771	KeyCorp	33,466,321
230,955	M&T Bank Corp.	38,516,365
580,996	People’s United Financial, Inc.	10,841,385
272,303	PNC Financial Services Group, Inc. (The)	37,248,327
2,015,100	Regions Financial Corp.	31,193,748
619,779	SunTrust Banks, Inc.	37,316,894
88,837	SVB Financial Group(b)	19,480,177
340,885	Zions Bancorporation	15,837,517

		402,866,292

	Thrifts & Mortgage Finance—1.1%
824,661	New York Community Bancorp, Inc.	10,357,742

	Total Common Stocks (Cost $914,769,012)	931,625,278

	Money Market Fund—0.0%
53,166	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(c) (Cost $53,166)	53,166

	Total Investments in Securities (Cost $914,822,178)—100.0%	931,678,444
	Other assets less liabilities—0.0%	373,102

	Net Assets—100.0%	$932,051,546

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Schedule of Investments(a)

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Asset Management & Custody Banks—34.3%
1,785,619	Apollo Investment Corp.	$10,570,865
1,297,804	Arlington Asset Investment Corp., Class A(b)	14,885,812
263,801	Artisan Partners Asset Management, Inc., Class A	9,074,754
1,471,348	BlackRock Capital Investment Corp.	10,534,852
138,901	Federated Investors, Inc., Class B	4,315,654
777,943	Gladstone Capital Corp.(b)	7,577,165
111,834	Invesco Ltd.(c)	4,002,539
1,622,611	Medley Capital Corp.(b)	9,330,013
1,322,492	PennantPark Investment Corp.	9,879,015
1,738,572	Prospect Capital Corp.(b)	10,414,046
976,469	THL Credit, Inc.	8,837,044
550,388	Waddell & Reed Financial, Inc., Class A(b)	10,286,752

		109,708,511

	Consumer Finance—1.5%
380,518	Navient Corp.	4,741,254

	Investment Banking & Brokerage—9.5%
442,032	BGC Partners, Inc., Class A	6,705,625
823,265	Greenhill & Co., Inc.(b)	15,065,750
92,358	Lazard Ltd., Class A	4,390,699
308,663	Virtu Financial, Inc., Class A(b)	4,367,582

		30,529,656

	Mortgage REITs—35.8%
530,069	AG Mortgage Investment Trust, Inc. REIT	9,970,598
482,288	AGNC Investment Corp. REIT	9,708,458
795,614	Annaly Capital Management, Inc. REIT	9,117,736
338,640	ARMOUR Residential REIT, Inc. REIT	8,482,932
569,732	Chimera Investment Corp. REIT	10,426,096
1,340,802	CYS Investments, Inc. REIT	10,726,416
762,880	New Residential Investment Corp. REIT	13,449,574
1,861,218	Orchid Island Capital, Inc. REIT(b)	18,537,731
651,490	PennyMac Mortgage Investment Trust REIT	10,462,929
193,418	Resource Capital Corp. REIT	1,984,469
1,162,942	Western Asset Mortgage Capital Corp. REIT	11,710,826

		114,577,765

	Property & Casualty Insurance—5.0%
65,421	First American Financial Corp.	3,560,211
95,403	HCI Group, Inc.	3,573,796
78,101	Mercury General Corp.	4,371,313
216,042	Old Republic International Corp.	4,383,492

		15,888,812

	Regional Banks—5.7%
101,639	PacWest Bancorp	4,911,196
256,302	People’s United Financial, Inc.	4,782,595
216,491	Umpqua Holdings Corp.	4,429,406
364,029	Valley National Bancorp	4,186,334

		18,309,531

	Reinsurance—3.1%
1,182,548	Maiden Holdings Ltd.	9,756,021

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Thrifts & Mortgage Finance—3.4%
485,154	New York Community Bancorp, Inc.	$6,093,534
281,509	Oritani Financial Corp.	4,771,578

		10,865,112

	Trading Companies & Distributors—1.7%
136,801	Triton International Ltd. (Bermuda)(d)	5,458,360

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $309,616,959)—100.0%	319,835,022

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—16.8%
53,827,055	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(e)(f) (Cost $53,827,055)	53,827,055

	Total Investments in Securities (Cost $363,444,014)—116.8%	373,662,077
	Other assets less liabilities—(16.8)%	(53,874,047)

	Net Assets—100.0%	$319,788,030

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at October 31, 2017.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(d)	Non-income producing security.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Schedule of Investments(a)

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)

October 31, 2017

Number of Shares		Value
	Real Estate Investment Trusts—99.9%
	Diversified—15.8%
597,377	Gladstone Commercial Corp.	$12,939,186
819,285	Global NET Lease, Inc.	17,696,556
294,865	Gramercy Property Trust	8,757,491
1,294,871	Investors Real Estate Trust	7,574,995
1,313,203	Lexington Realty Trust	13,289,614

		60,257,842

	Health Care—19.3%
1,906,397	Global Medical REIT, Inc.(b)(c)	16,128,119
1,010,988	Medical Properties Trust, Inc.	13,375,371
2,202,934	New Senior Investment Group, Inc.	19,694,230
549,941	Sabra Health Care REIT, Inc.	10,954,825
731,648	Senior Housing Properties Trust	13,462,323

		73,614,868

	Hotel & Resort—27.3%
662,193	Apple Hospitality REIT, Inc.	12,541,935
2,270,114	Ashford Hospitality Trust, Inc.	15,958,901
585,365	Chatham Lodging Trust	12,731,689
445,618	Chesapeake Lodging Trust	12,432,742
506,775	Hospitality Properties Trust	14,483,630
407,603	LaSalle Hotel Properties	11,498,481
307,755	MGM Growth Properties LLC, Class A	9,081,850
197,061	RLJ Lodging Trust	4,268,341
503,567	Xenia Hotels & Resorts, Inc.	10,957,618

		103,955,187

	Industrial—2.4%
328,246	STAG Industrial, Inc., Class A	8,961,116

	Office—7.6%
1,394,481	Franklin Street Properties Corp.	13,944,810
821,950	Government Properties Income Trust	14,934,832

		28,879,642

	Residential—6.0%
1,240,196	Independence Realty Trust, Inc.	12,587,989
518,147	Preferred Apartment Communities, Inc., Class A	10,285,218

		22,873,207

	Retail—15.7%
2,988,806	CBL & Associates Properties, Inc.(b)	23,432,239
2,588,196	Washington Prime Group, Inc.	20,265,575
1,215,882	Whitestone	16,244,183

		59,941,997

	Specialized—5.8%
426,610	CoreCivic, Inc.	10,520,203
448,816	GEO Group, Inc. (The)	11,646,775

		22,166,978

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $375,743,045)—99.9%	380,650,837

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.6%
2,113,575	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(d)(e) (Cost $2,113,575)	$2,113,575

	Total Investments in Securities (Cost $377,856,620)—100.5%	382,764,412
	Other assets less liabilities—(0.5)%	(1,743,068)

	Net Assets—100.0%	$381,021,344

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at October 31, 2017.
(c)	Affiliated company. The Investment Company Act of 1940 as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. See Note 4.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Schedule of Investments(a)

PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)

October 31, 2017

Number of Shares		Value
	Common Stocks—100.0%
	Multi-line Insurance—11.2%
37,330	American Financial Group, Inc.	$3,937,942
40,137	Assurant, Inc.	4,039,789
46,760	Kemper Corp.	2,997,316

		10,975,047

	Property & Casualty Insurance—75.2%
83,990	Allstate Corp. (The)	7,883,301
178,442	AmTrust Financial Services, Inc.	2,241,232
78,059	Arch Capital Group Ltd.(b)	7,777,799
54,537	Aspen Insurance Holdings Ltd. (Bermuda)	2,339,637
63,090	Axis Capital Holdings Ltd.	3,431,465
53,748	Chubb Ltd.	8,106,273
49,460	Cincinnati Financial Corp.	3,470,608
38,625	Hanover Insurance Group, Inc. (The)	3,799,928
50,407	Mercury General Corp.	2,821,280
48,677	ProAssurance Corp.	2,728,346
163,534	Progressive Corp. (The)	7,955,929
40,141	RLI Corp.	2,371,932
53,188	Selective Insurance Group, Inc.	3,170,005
62,725	Travelers Cos., Inc. (The)	8,307,926
57,031	W.R. Berkley Corp.	3,911,186
92,786	XL Group Ltd. (Bermuda)	3,755,049

		74,071,896

	Reinsurance—13.6%
15,053	Everest Re Group Ltd.	3,574,335
78,939	Maiden Holdings Ltd.	651,247
27,310	RenaissanceRe Holdings Ltd. (Bermuda)	3,778,611
97,861	Third Point Reinsurance Ltd. (Bermuda)(b)	1,634,279
72,419	Validus Holdings Ltd.	3,771,581

		13,410,053

	Total Common Stocks (Cost $89,822,496)	98,456,996

	Money Market Fund—0.0%
34,848	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(c) (Cost $34,848)	34,848

	Total Investments in Securities (Cost $89,857,344)—100.0%	98,491,844
	Other assets less liabilities—(0.0)%	(30,101)

	Net Assets—100.0%	$98,461,743

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

This Fund has holdings greater than 10% of net assets in the following country:

Bermuda	11.7%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Schedule of Investments(a)

PowerShares KBW Regional Banking Portfolio (KBWR)

October 31, 2017

Number of Shares		Value
	Common Stocks—100.0%
	Regional Banks—96.6%
123,933	Associated Banc-Corp.	$3,135,505
93,430	BancorpSouth, Inc.	2,952,388
34,738	Bank of Hawaii Corp.	2,834,968
101,973	Bank of The Ozarks	4,753,981
81,554	BankUnited, Inc.	2,842,157
33,725	BOK Financial Corp.	2,916,201
93,527	Boston Private Financial Holdings, Inc.	1,487,079
85,212	Brookline Bancorp, Inc.	1,312,265
76,953	Cathay General Bancorp	3,216,635
64,939	Columbia Banking System, Inc.	2,825,496
80,860	Commerce Bancshares, Inc.	4,702,818
52,743	Community Bank System, Inc.	2,916,160
32,234	Cullen/Frost Bankers, Inc.	3,175,049
122,523	CVB Financial Corp.	2,923,399
98,036	East West Bancorp, Inc.	5,866,474
213,880	F.N.B. Corp.	2,885,241
108,428	First Commonwealth Financial Corp.	1,578,712
69,133	First Financial Bancorp	1,887,331
67,769	First Financial Bankshares, Inc.	3,093,655
157,706	First Horizon National Corp.	2,960,142
114,277	First Midwest Bancorp, Inc.	2,638,656
155,538	Fulton Financial Corp.	2,830,792
81,726	Glacier Bancorp, Inc.	3,102,319
61,755	Hancock Holding Co.	3,010,556
150,552	Hope Bancorp, Inc.	2,777,684
35,432	IBERIABANK Corp.	2,613,110
207,345	Investors Bancorp, Inc.	2,850,994
68,246	MB Financial, Inc.	3,135,221
150,737	Old National Bancorp	2,743,413
95,519	PacWest Bancorp	4,615,478
43,636	Pinnacle Financial Partners, Inc.	2,888,703
68,006	Popular, Inc.	2,494,460
45,425	Prosperity Bancshares, Inc.	2,988,056
38,909	S&T Bancorp, Inc.	1,590,989
42,296	Signature Bank/New York NY(b)	5,498,903
120,897	Sterling Bancorp	3,028,470
64,438	Synovus Financial Corp.	3,018,920
174,767	TCF Financial Corp.	3,184,255
36,554	Texas Capital Bancshares, Inc.(b)	3,145,472
75,350	Trustmark Corp.	2,482,029
40,437	UMB Financial Corp.	2,973,333
155,093	Umpqua Holdings Corp.	3,173,203
80,898	United Bankshares, Inc.	2,908,283
242,550	Valley National Bancorp	2,789,325
58,144	Webster Financial Corp.	3,197,339
29,261	Westamerica Bancorporation	1,703,868
56,275	Western Alliance Bancorp(b)	3,140,145
37,277	Wintrust Financial Corp.	3,030,247

		143,819,879

	Thrifts & Mortgage Finance—3.4%
74,253	Provident Financial Services, Inc.	2,019,681
86,852	Washington Federal, Inc.	3,022,450

		5,042,131

	Total Investments in Securities (Cost $151,170,381)—100.0%	148,862,010
	Other assets less liabilities—(0.0)%	(7,941)

	Net Assets—100.0%	$148,854,069

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

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23

Statements of Assets and Liabilities

October 31, 2017

	PowerShares Contrarian Opportunities Portfolio (CNTR)	PowerShares KBW Bank Portfolio (KBWB)	PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)
Assets:
Unaffiliated investments in securities, at value(a)	$3,093,580	$931,625,278	$315,832,483
Affiliated investments in securities, at value	25,089	53,166	57,829,594
Receivables:
Dividends	1,144	648,498	748,563
Investments sold	—	—	—
Securities lending	—	—	69,951
Shares sold	—	—	—

Total Assets	3,119,813	932,326,942	374,480,591

Liabilities:
Due to custodian	187	—	692,240
Payables:
Shares repurchased	—	—	—
Investments purchased	—	—	76,270
Collateral upon return of securities loaned	—	—	53,827,055
Accrued unitary management fees	939	275,396	96,996

Total Liabilities	1,126	275,396	54,692,561

Net Assets	$3,118,687	$932,051,546	$319,788,030

Net Assets Consist of:
Shares of beneficial interest	$3,516,361	$915,089,297	$377,933,558
Undistributed net investment income	5,443	2,028,066	—
Undistributed net realized gain (loss)	(644,980)	(1,922,083)	(68,363,591)
Net unrealized appreciation (depreciation)	241,863	16,856,266	10,218,063

Net Assets	$3,118,687	$932,051,546	$319,788,030

Shares outstanding (unlimited amount authorized, $0.01 par value)	100,001	17,800,000	13,650,000
Net asset value	$31.19	$52.36	$23.43

Market price	$31.21	$52.39	$23.46

Unaffiliated investments in securities, at cost	$2,853,768	$914,769,012	$306,091,524

Affiliated investments in securities, at cost	$23,038	$53,166	$57,352,490

(a) Includes securities on loan with an aggregate value of:	$—	$—	$51,897,759

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)	PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)	PowerShares KBW Regional Banking Portfolio (KBWR)

$364,522,718	$98,456,996	$148,862,010
18,241,694	34,848	—

1,327,001	10	52,554
—	2,995,853	—
38	—	—
3,663,667	—	2,756,557

387,755,118	101,487,707	151,671,121

1,001,295	—	17,259

—	2,996,048	—
3,505,059	—	2,756,568
2,113,575	—	—
113,845	29,916	43,225

6,733,774	3,025,964	2,817,052

$381,021,344	$98,461,743	$148,854,069

$392,239,846	$90,122,923	$152,528,357
—	272,504	346,354
(16,126,294)	(568,184)	(1,712,271)
4,907,792	8,634,500	(2,308,371)

$381,021,344	$98,461,743	$148,854,069

10,400,000	1,650,000	2,700,000
$36.64	$59.67	$55.13

$36.67	$59.68	$55.20

$358,870,933	$89,822,496	$151,170,381

$18,985,687	$34,848	$—

$2,007,730	$—	$—

25

Statements of Operations

For the year ended October 31, 2017

	PowerShares Contrarian Opportunities Portfolio (CNTR)	PowerShares KBW Bank Portfolio (KBWB)	PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)
Investment Income:
Unaffiliated dividend income	$36,024	$15,918,433	$22,398,043
Affiliated dividend income	22	1,905	89,736
Securities lending income	—	—	469,958
Foreign withholding tax	(26)	—	—

Total Income	36,020	15,920,338	22,957,737

Expenses:
Unitary management fees	11,111	2,850,981	989,001

Less: Waivers	(14)	(586)	(564)

Net Expenses	11,097	2,850,395	988,437

Net Investment Income	24,923	13,069,943	21,969,300

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(330,595)	(1,809,708)	(8,112,383)
In-kind redemptions	593,008	156,185,417	19,981,184

Net realized gain	262,413	154,375,709	11,868,801

Net change in unrealized appreciation (depreciation) on investment securities	302,614	27,468,968	9,290,576

Net realized and unrealized gain	565,027	181,844,677	21,159,377

Net increase in net assets resulting from operations	$589,950	$194,914,620	$43,128,677

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)	PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)	PowerShares KBW Regional Banking Portfolio (KBWR)

$12,734,506	$2,206,908	$3,875,444
3,576	221	548
39	—	—
—	—	(8,160)

12,738,121	2,207,129	3,867,832

1,016,568	333,314	643,464

(954)	(76)	(174)

1,015,614	333,238	643,290

11,722,507	1,873,891	3,224,542

(6,413,833)	(276,854)	(1,721,469)
18,214,590	5,496,375	42,728,837

11,800,757	5,219,521	41,007,368

8,428,010	7,305,099	(12,499,936)

20,228,767	12,524,620	28,507,432

$31,951,274	$14,398,511	$31,731,974

27

Statements of Changes in Net Assets

For the years ended October 31, 2017 and 2016

	PowerShares Contrarian Opportunities Portfolio (CNTR)		PowerShares KBW Bank Portfolio (KBWB)
	2017	2016	2017	2016
Operations:
Net investment income	$24,923	$13,429	$13,069,943	$7,791,054
Net realized gain (loss)	262,413	(65,247)	154,375,709	(12,624,177)
Net change in unrealized appreciation (depreciation)	302,614	25,231	27,468,968	10,087,559

Net increase (decrease) in net assets resulting from operations	589,950	(26,587)	194,914,620	5,254,436

Distributions to Shareholders from:
Net investment income	(25,355)	(11,962)	(11,970,916)	(8,225,074)
Net realized gains	—	—	—	—
Return of capital	—	—	—	—

Total distributions to shareholders	(25,355)	(11,962)	(11,970,916)	(8,225,074)

Shareholder Transactions:
Proceeds from shares sold	4,428,441	1,320,326	2,366,524,964	792,589,249
Value of shares repurchased	(4,446,247)	(1,239,458)	(2,047,550,740)	(919,116,603)

Net increase (decrease) in net assets resulting from shares transactions	(17,806)	80,868	318,974,224	(126,527,354)

Increase (Decrease) in Net Assets	546,789	42,319	501,917,928	(129,497,992)

Net Assets:
Beginning of year	2,571,898	2,529,579	430,133,618	559,631,610

End of year	$3,118,687	$2,571,898	$932,051,546	$430,133,618

Undistributed net investment income at end of year	$5,443	$5,319	$2,028,066	$929,039

Changes in Shares Outstanding:
Shares sold	150,000	50,000	49,150,000	22,400,000
Shares repurchased	(150,000)	(50,000)	(42,550,000)	(26,150,000)
Shares outstanding, beginning of year	100,001	100,001	11,200,000	14,950,000

Shares outstanding, end of year	100,001	100,001	17,800,000	11,200,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)		PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)		PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)		PowerShares KBW Regional Banking Portfolio (KBWR)
2017	2016	2017	2016	2017	2016	2017	2016

$21,969,300	$15,845,554	$11,722,507	$6,420,290	$1,873,891	$1,721,055	$3,224,542	$2,001,469
11,868,801	(35,525,957)	11,800,757	1,367,377	5,219,521	3,869,718	41,007,368	(592,347)
9,290,576	19,019,996	8,428,010	2,720,795	7,305,099	(1,722,440)	(12,499,936)	9,554,208

43,128,677	(660,407)	31,951,274	10,508,462	14,398,511	3,868,333	31,731,974	10,963,330

(22,432,879)	(18,056,090)	(20,246,066)	(10,877,502)	(1,799,966)	(1,590,127)	(3,136,776)	(1,882,396)
—	—	—	—	—	(84,880)	—	—
(2,226,939)	(1,310,772)	—	—	—	—	—	—

(24,659,818)	(19,366,862)	(20,246,066)	(10,877,502)	(1,799,966)	(1,675,007)	(3,136,776)	(1,882,396)

178,272,224	98,967,320	250,699,457	201,750,993	58,787,740	53,368,691	301,117,371	88,644,290
(98,332,179)	(135,253,331)	(69,808,620)	(123,235,903)	(35,934,148)	(79,380,432)	(317,540,491)	(14,038,950)

79,940,045	(36,286,011)	180,890,837	78,515,090	22,853,592	(26,011,741)	(16,423,120)	74,605,340

98,408,904	(56,313,280)	192,596,045	78,146,050	35,452,137	(23,818,415)	12,172,078	83,686,274

221,379,126	277,692,406	188,425,299	110,279,249	63,009,606	86,828,021	136,681,991	52,995,717

$319,788,030	$221,379,126	$381,021,344	$188,425,299	$98,461,743	$63,009,606	$148,854,069	$136,681,991

$—	$—	$—	$—	$272,504	$198,579	$346,354	$258,588

7,600,000	4,550,000	6,750,000	5,800,000	1,050,000	1,100,000	5,500,000	2,200,000
(4,250,000)	(6,650,000)	(1,900,000)	(3,750,000)	(650,000)	(1,650,000)	(5,900,000)	(350,000)
10,300,000	12,400,000	5,550,000	3,500,000	1,250,000	1,800,000	3,100,000	1,250,000

13,650,000	10,300,000	10,400,000	5,550,000	1,650,000	1,250,000	2,700,000	3,100,000

29

Financial Highlights

PowerShares Contrarian Opportunities Portfolio (CNTR)

	Year Ended October 31,			For the Period January 13, 2014(a) Through October 31, 2014
	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$25.72	$25.30	$26.31	$24.70
Net investment income(b)	0.23	0.16	0.30	0.33
Net realized and unrealized gain (loss) on investments	5.44	0.38	(0.96)	1.53
Total from investment operations	5.67	0.54	(0.66)	1.86
Distributions to shareholders from:
Net investment income	(0.20)	(0.12)	(0.32)	(0.25)
Net realized gains	—	—	(0.03)	—
Total distributions	(0.20)	(0.12)	(0.35)	(0.25)
Net asset value at end of period	$31.19	$25.72	$25.30	$26.31
Market price at end of period(c)	$31.21	$25.72	$25.31	$26.30
Net Asset Value Total Return(d)	22.07%	2.16%	(2.59)%	7.56	%(e)
Market Price Total Return(d)	22.15%	2.12%	(2.52)%	7.52	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$3,119	$2,572	$2,530	$3,946
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.44%	0.50	%(f)
Net investment income	0.79%	0.66%	1.15%	1.61	%(f)
Portfolio turnover rate(g)	87%	76%	128%	2%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (January 15, 2014, the first day of trading on the exchange) to October 31, 2014 was 6.06%. The market price total return from Fund Inception to October 31, 2014 was 6.02%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2015, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares KBW Bank Portfolio (KBWB)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$38.40	$37.43	$37.12	$33.00	$25.44
Net investment income(a)	0.77	0.68	0.66	0.55	0.45
Net realized and unrealized gain on investments	13.92	0.98	0.22	4.11	7.52
Total from investment operations	14.69	1.66	0.88	4.66	7.97
Distributions to shareholders from:
Net investment income	(0.73)	(0.69)	(0.55)	(0.54)	(0.41)
Net realized gains	—	—	(0.02)	—	—

Total distributions	(0.73)	(0.69)	(0.57)	(0.54)	(0.41)
Net asset value at end of year	$52.36	$38.40	$37.43	$37.12	$33.00
Market price at end of year(b)	$52.39	$38.44	$37.49	$37.13	$33.03
Net Asset Value Total Return(c)	38.42%	4.61%	2.35%	14.16%	31.51%
Market Price Total Return(c)	38.36%	4.55%	2.49%	14.09%	31.52%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$932,052	$430,134	$559,632	$289,536	$150,169
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.60%	1.92%	1.74%	1.55%	1.51%
Portfolio turnover rate(d)	9%	12%	17%	5%	8%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Financial Highlights (continued)

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)

	Year Ended October 31,
	2017	2016	2015	2014		2013
Per Share Operating Performance:
Net asset value at beginning of year	$21.49	$22.39	$25.81	$25.20		$23.91
Net investment income(a)	1.84	1.57	1.75	2.04	(b)	1.90
Net realized and unrealized gain (loss) on investments	2.16	(0.53)	(3.22)	0.62		1.37
Total from investment operations	4.00	1.04	(1.47)	2.66		3.27
Distributions to shareholders from:
Net investment income	(1.88)	(1.81)	(1.87)	(2.05)		(1.98)
Return of capital	(0.18)	(0.13)	(0.08)	—		—
Total distributions	(2.06)	(1.94)	(1.95)	(2.05)		(1.98)
Net asset value at end of year	$23.43	$21.49	$22.39	$25.81		$25.20
Market price at end of year(c)	$23.46	$21.51	$22.39	$25.82		$25.24
Net Asset Value Total Return(d)	18.95%	5.46%	(6.08)%	11.05%		14.21%
Market Price Total Return(d)	18.99%	5.56%	(6.12)%	10.91%		14.62%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$319,788	$221,379	$277,692	$272,257		$234,348
Ratio to average net assets of:
Expenses(e)	0.35%	0.35%	0.35%	0.35%		0.37%
Net investment income	7.77%	7.45%	7.15%	8.00	%(b)	7.64%
Portfolio turnover rate(f)	52%	113%	49%	30%		37%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend during the year. Net investment income per share and the ratio of net investment income to average net excluding the significant dividend are $1.90 and 7.47%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$33.95	$31.51	$33.83	$31.32	$27.13
Net investment income(a)	1.49	1.40	1.19	1.07	0.89
Net realized and unrealized gain (loss) on investments	3.78	3.36	(1.80)	3.01	4.76
Total from investment operations	5.27	4.76	(0.61)	4.08	5.65
Distributions to shareholders from:
Net investment income	(2.58)	(2.32)	(1.71)	(1.57)	(1.46)
Net asset value at end of year	$36.64	$33.95	$31.51	$33.83	$31.32
Market price at end of year(b)	$36.67	$33.95	$31.52	$33.82	$31.38
Net Asset Value Total Return(c)	15.71%	15.68%	(1.94)%	13.51%	21.11%
Market Price Total Return(c)	15.79%	15.64%	(1.88)%	13.27%	21.42%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$381,021	$188,425	$110,279	$98,103	$68,908
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.36%
Net investment income	4.04%	4.18%	3.58%	3.39%	2.85%
Portfolio turnover rate(d)	61%	87%	25%	27%	21%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Financial Highlights (continued)

PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$50.41	$48.24	$41.27	$38.07	$30.25
Net investment income(a)	1.12	1.08	0.75	0.88	0.59
Net realized and unrealized gain on investments	9.23	2.06	7.10	3.29	8.09
Total from investment operations	10.35	3.14	7.85	4.17	8.68
Distributions to shareholders from:
Net investment income	(1.09)	(0.93)	(0.78)	(0.92)	(0.86)
Net realized gains	—	(0.04)	(0.10)	(0.05)	—
Total distributions	(1.09)	(0.97)	(0.88)	(0.97)	(0.86)
Net asset value at end of year	$59.67	$50.41	$48.24	$41.27	$38.07
Market price at end of year(b)	$59.68	$50.44	$48.36	$41.27	$38.09
Net Asset Value Total Return(c)	20.68%	6.63%	19.31%	11.17%	29.33%
Market Price Total Return(c)	20.63%	6.43%	19.60%	11.12%	29.44%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$98,462	$63,010	$86,828	$10,319	$20,937
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.36%
Net investment income	1.97%	2.23%	1.69%	2.30%	1.69%
Portfolio turnover rate(d)	16%	20%	35%	4%	12%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares KBW Regional Banking Portfolio (KBWR)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$44.09	$42.40	$39.21	$36.92	$27.67
Net investment income(a)	0.94	0.87	0.80	0.68	0.66
Net realized and unrealized gain on investments	10.96	1.63	3.17	2.28	9.12
Total from investment operations	11.90	2.50	3.97	2.96	9.78
Distributions to shareholders from:
Net investment income	(0.86)	(0.81)	(0.78)	(0.67)	(0.53)
Net asset value at end of year	$55.13	$44.09	$42.40	$39.21	$36.92
Market price at end of year(b)	$55.20	$44.15	$42.42	$39.21	$36.96
Net Asset Value Total Return(c)	27.06%	6.05%	10.24%	8.03%	35.80%
Market Price Total Return(c)	27.05%	6.14%	10.29%	7.91%	35.94%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$148,854	$136,682	$52,996	$35,292	$33,225
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.75%	2.11%	1.97%	1.80%	2.05%
Portfolio turnover rate(d)	21%	23%	25%	13%	7%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2017

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2017, the Trust offered eighty portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Contrarian Opportunities Portfolio (CNTR)	“Contrarian Opportunities Portfolio”
PowerShares KBW Bank Portfolio (KBWB)	“KBW Bank Portfolio”
PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)	“KBW High Dividend Yield Financial Portfolio”
PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)	“KBW Premium Yield Equity REIT Portfolio”
PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)	“KBW Property & Casualty Insurance Portfolio”
PowerShares KBW Regional Banking Portfolio (KBWR)	“KBW Regional Banking Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The NASDAQ Stock Market LLC, except for Shares of Contrarian Opportunities Portfolio which are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Contrarian Opportunities Portfolio	Dow Jones U.S. Contrarian Opportunities Index
KBW Bank Portfolio	KBW Nasdaq Bank Index
KBW High Dividend Yield Financial Portfolio	KBW Nasdaq Financial Sector Dividend Yield Index
KBW Premium Yield Equity REIT Portfolio	KBW Nasdaq Premium Yield Equity REIT Index
KBW Property & Casualty Insurance Portfolio	KBW Nasdaq Property & Casualty Index
KBW Regional Banking Portfolio	KBW Nasdaq Regional Banking Index

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

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Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other AP is able to step forward to create or redeem Creation Units, that Fund’s Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

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Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. KBW Bank Portfolio, KBW Property & Casualty Insurance Portfolio and KBW Regional Banking Portfolio are non-diversified and each can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

High Dividend Paying Securities Risk. KBW High Dividend Yield Financial Portfolio and KBW Premium Yield Equity REIT Portfolio invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in an Underlying Index and the capital resources available for such companies’ dividend payments may affect a Fund.

Small- and Mid-Capitalization Company Risk. For KBW High Dividend Yield Financial Portfolio and KBW Premium Yield Equity REIT Portfolio, investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

REIT Risk. For KBW High Dividend Yield Financial Portfolio and KBW Premium Yield Equity REIT Portfolio, although the Funds will not invest in real estate directly, the REITs in which the Funds invest are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

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The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund (except for KBW High Dividend Yield Financial Portfolio and KBW Premium Yield Equity REIT Portfolio) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. KBW High Dividend Yield Financial Portfolio and KBW Premium Yield Equity REIT Portfolio each declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

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I. Foreign Currency Translations

Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

J. Securities Lending

During the fiscal year ended October 31, 2017, KBW High Dividend Yield Financial Portfolio and KBW Premium Yield Equity REIT Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee of 0.35% of each Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Further, through August 31, 2019, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

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For the fiscal year ended October 31, 2017, the Adviser waived fees for each Fund in the following amounts:

Contrarian Opportunities Portfolio	$14
KBW Bank Portfolio	586
KBW High Dividend Yield Financial Portfolio	564
KBW Premium Yield Equity REIT Portfolio	954
KBW Property & Casualty Insurance Portfolio	76
KBW Regional Banking Portfolio	174

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Contrarian Opportunities Portfolio	S&P Dow Jones Indices LLC
KBW Bank Portfolio	Keefe, Bruyette & Woods, Inc.
KBW High Dividend Yield Financial Portfolio	Keefe, Bruyette & Woods, Inc.
KBW Premium Yield Equity REIT Portfolio	Keefe, Bruyette & Woods, Inc.
KBW Property & Casualty Insurance Portfolio	Keefe, Bruyette & Woods, Inc.
KBW Regional Banking Portfolio	Keefe, Bruyette & Woods, Inc.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Funds. The tables below show certain Funds’ transactions in, and earnings from, investments in affiliates (excluding affiliated money market funds) for the fiscal year ended October 31, 2017.

Contrarian Opportunities Portfolio

	Value October 31, 2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2017	Dividend Income
Invesco Ltd.	$—	$23,235	$(196)	$2,051	$(1)	$25,089	$—

KBW High Dividend Yield Financial Portfolio

	Value October 31, 2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2017	Dividend Income
Invesco Ltd.	$—	$4,282,425	$(742,255)	$477,104	$(14,735)	$4,002,539	$87,580

The 1940 Act defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund listed below has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows KBW Premium Yield Equity REIT Portfolio’s transactions in, and earnings from, its investment in affiliates (excluding affiliated money market funds) for the fiscal year ended October 31, 2017.

KBW Premium Yield Equity REIT Portfolio

	Value October 31, 2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2017	Dividend Income
Global Medical REIT, Inc.	$—	$23,754,425	$(6,518,141)	$(743,994)	$(364,171)	$16,128,119	$—

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Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2017, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the fiscal year ended October 31, 2017, there were no material transfers between valuation levels.

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2017 and 2016:

	2017			2016
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Contrarian Opportunities Portfolio	$25,355	$—	$—	$11,962	$—	$—
KBW Bank Portfolio	11,970,916	—	—	8,225,074	—	—
KBW High Dividend Yield Financial Portfolio	22,432,879	—	2,226,939	18,056,090	—	1,310,772
KBW Premium Yield Equity REIT Portfolio	20,246,066	—	—	10,877,502	—	—
KBW Property & Casualty Insurance Portfolio	1,799,966	—	—	1,641,784	33,223	—
KBW Regional Banking Portfolio	3,136,776	—	—	1,882,396	—	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)— Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Contrarian Opportunities Portfolio	$5,443	$185,860	$(588,977)	$3,516,361	$3,118,687
KBW Bank Portfolio	2,028,066	15,977,489	(1,043,306)	915,089,297	932,051,546
KBW High Dividend Yield Financial Portfolio	—	3,994,175	(62,139,703)	377,933,558	319,788,030
KBW Premium Yield Equity REIT Portfolio	—	(2,632,750)	(8,585,752)	392,239,846	381,021,344
KBW Property & Casualty Insurance Portfolio	272,504	8,273,604	(207,288)	90,122,923	98,461,743
KBW Regional Banking Portfolio	346,354	(2,608,368)	(1,412,274)	152,528,357	148,854,069

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

39

The following table presents available capital loss carryforwards for each Fund as of October 31, 2017:

	Post-effective/no expiration
	Short-Term	Long-Term	Total*
Contrarian Opportunities Portfolio	$410,762	$178,215	$588,977
KBW Bank Portfolio	39,359	1,003,947	1,043,306
KBW High Dividend Yield Financial Portfolio	19,779,449	42,360,254	62,139,703
KBW Premium Yield Equity REIT Portfolio	5,440,119	3,145,633	8,585,752
KBW Property & Casualty Insurance Portfolio	196,101	11,187	207,288
KBW Regional Banking Portfolio	1,137,640	274,634	1,412,274

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the fiscal year ended October 31, 2017, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Contrarian Opportunities Portfolio	$2,790,910	$3,905,868
KBW Bank Portfolio	78,177,121	71,585,098
KBW High Dividend Yield Financial Portfolio	177,111,185	147,824,868
KBW Premium Yield Equity REIT Portfolio	184,061,510	178,003,124
KBW Property & Casualty Insurance Portfolio	15,184,529	16,365,147
KBW Regional Banking Portfolio	37,219,454	37,613,202

For the fiscal year ended October 31, 2017, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Contrarian Opportunities Portfolio	$4,420,737	$3,322,660
KBW Bank Portfolio	2,356,914,623	2,043,645,025
KBW High Dividend Yield Financial Portfolio	149,138,599	96,088,089
KBW Premium Yield Equity REIT Portfolio	245,535,924	69,607,883
KBW Property & Casualty Insurance Portfolio	58,739,213	34,644,773
KBW Regional Banking Portfolio	300,567,626	316,505,348

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2017, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes, as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Contrarian Opportunities Portfolio	$344,025	$(158,165)	$185,860	$2,932,809
KBW Bank Portfolio	25,376,108	(9,398,619)	15,977,489	915,700,955
KBW High Dividend Yield Financial Portfolio	22,099,304	(18,105,129)	3,994,175	369,667,902
KBW Premium Yield Equity REIT Portfolio	16,980,166	(19,612,916)	(2,632,750)	385,397,162
KBW Property & Casualty Insurance Portfolio	12,428,455	(4,154,851)	8,273,604	90,218,240
KBW Regional Banking Portfolio	4,289,979	(6,898,347)	(2,608,368)	151,470,378

40

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2017, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Contrarian Opportunities Portfolio	$556	$(580,613)	$580,057
KBW Bank Portfolio	—	(153,656,131)	153,656,131
KBW High Dividend Yield Financial Portfolio	463,579	(18,033,306)	17,569,727
KBW Premium Yield Equity REIT Portfolio	8,523,559	(17,297,683)	8,774,124
KBW Property & Casualty Insurance Portfolio	—	(5,293,404)	5,293,404
KBW Regional Banking Portfolio	—	(40,980,554)	40,980,554

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Note 12. Subsequent Event

At a meeting held on September 28, 2017, the Board of Trustees of the Trust approved the termination and winding down of Contrarian Opportunities Portfolio, with the liquidation payment to shareholders expected to take place on or about December 29, 2017. Investors, who have elected not to sell their shares before market close on December 22, 2017, will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, on or about December 29, 2017.

42

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PowerShares Exchange-Traded Fund Trust II and Shareholders of the PowerShares Contrarian Opportunities Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio and PowerShares KBW Regional Banking Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Contrarian Opportunities Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio and PowerShares KBW Regional Banking Portfolio (six of the portfolios constituting PowerShares Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended , the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinions.

As disclosed in Note 12 to the financial statements, the PowerShares Contrarian Opportunities Portfolio will liquidate after the close of business on December 29, 2017.

PricewaterhouseCoopers LLP

Chicago, IL

December 26, 2017

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Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2017.

In addition to the fees and expenses which the PowerShares KBW High Dividend Yield Financial Portfolio (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly are included in the Portfolio’s total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Contrarian Opportunities Portfolio (CNTR)
Actual	$1,000.00	$1,022.40	0.35%	$1.78
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
PowerShares KBW Bank Portfolio (KBWB)
Actual	1,000.00	1,121.00	0.35	1.87
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)
Actual	1,000.00	996.30	0.35	1.76
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)
Actual	1,000.00	1,002.80	0.35	1.77
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

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Fees and Expenses (continued)

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)
Actual	$1,000.00	$1,053.30	0.35%	$1.81
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
PowerShares KBW Regional Banking Portfolio (KBWR)
Actual	1,000.00	1,046.90	0.35	1.81
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2017. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2017:

	Qualified Dividend Income*	Corporate Dividends Received Deduction*
PowerShares Contrarian Opportunities Portfolio	100%	100%
PowerShares KBW Bank Portfolio	100%	100%
PowerShares KBW High Dividend Yield Financial Portfolio	95%	95%
PowerShares KBW Premium Yield Equity REIT Portfolio	2%	2%
PowerShares KBW Property & Casualty Insurance Portfolio	100%	71%
PowerShares KBW Regional Banking Portfolio	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

46

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	154	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	154	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	154	None

Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC. (1999-2007).	154	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 82 portfolios and four other exchange-traded fund trusts with 72 portfolios advised by the Adviser.

47

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	154	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	154	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 82 portfolios and four other exchange-traded fund trusts with 72 portfolios advised by the Adviser.

48

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	154	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 82 portfolios and four other exchange-traded fund trusts with 72 portfolios advised by the Adviser.

49

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008–Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008–Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011-Present); Director and Secretary (2012–Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014–Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	154	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 82 portfolios and four other exchange-traded fund trusts with 72 portfolios advised by the Adviser.

50

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

51

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2017-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

52

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(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Form N-Qs will be available on the Commission’s website at www.sec.gov. The Trust’s Form N-Qs may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.powershares.com.

P-KBW-AR-1
©2017 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515
powershares.com 800 983 0903	@PowerShares

October 31, 2017

2017 Annual Report to Shareholders

BKLN	PowerShares Senior Loan Portfolio

2

The Market Environment

Bank Loans

During the year ended October 31, 2017, the senior loan market was characterized by general strength. Overall, the senior loan market produced steady, stable returns, with relatively little price volatility. The loan index delivered positive monthly performance for 10 out of the 12 months, with June and August returning -0.04%. These returns were driven by a combination of the strong current income as well as price appreciation.

Fundamentals remained supportive with a trailing 12-month default rate of 1.51% as of October 31, 2017. Slow but positive growth in the U.S. economy should continue to support fundamentals with defaults relatively isolated to a few “pockets of weakness”—primarily in commodity related sectors.

Stable fundamentals combined with very strong technicals pushed senior secured loan prices higher as demand outstripped supply for the entirety of the past year. Demand from institutional accounts was robust as longer-term investors continued to view senior loans as a strategic allocation due to their defensive nature, relatively high coupon and diversification benefits. Collateralized loan obligation issuance started the year slowly but gathered momentum—totaling $111 billion during the fiscal year. Flows from retail mutual funds were positive throughout the year, totaling $30.5 billion. We would note that the vast majority of these flows came in the first half of the year. Steady demand from institutional buyers was met with limited net new issuance, leading issuers to opportunistically refinance and reprice transactions in an effort to extend maturities and reduce interest expense.

Loans continued to be well positioned for the current economic and rate environment, providing investors with a relatively high level of current income with protection from rising rates due to their floating rate structure.

Fixed Income

The fiscal year began with the surprise election of Donald Trump and the subsequent “Trump Rally,” which pushed the yield on the U.S. 10-year Treasury from a low of 1.32% in mid-2016 post-Brexit to a 2.64% yield post-election. In general, this move was a market reaction to higher inflation and interest rate expectations stemming from stronger economic growth, tax reform and fiscal policy changes. In reality, the market expectations overshot, as the Trump Administration failed in its first attempt to repeal or significantly modify the Affordable Care Act. Rates generally trended downward for the remaining part of the year. In fact, the 2.64% rate seen at the end of 2016 was the peak of the U.S. 10-year Treasury, while the 30-year Treasury moved from 2.5% in November 2016 to peak at 3.2% in March 2017. Most of the rate changes came from the short end of the curve with rates one-year and shorter each moving over 0.75%.

The remaining portion of the year was focused on inflation, job growth, gross domestic product (“GDP”) and the path of U.S. interest rates driven by the U.S. Federal Reserve (the “Fed”). With inflation remaining within expectations and unemployment continuing to decline, along with GDP below 3%, the Fed remained generally cautious about the pace of interest rate changes. For the year, the Fed increased the federal funds rate, the rate at which banks lend to each other overnight, from a target range of 0.25%-0.50% to 1.00-1.25%. While still monitoring Fed action, the market turned its focus on the Fed reducing its $4.5 trillion balance sheet by reducing its reinvestment into Treasuries and Mortgage Backed Securities (‘MBS”), a process referred to as “Balance Sheet Normalization.” The process of Balance Sheet Normalization would implicitly raise rates and trigger another form of monetary tightening, which would be done over the course of multiple years.

Globally, fears of China’s economic growth and rapid currency depreciation dissipated and the Chinese economy appeared to stabilize. Additionally, while geo-political reform and potential for additional fractures of the European Union were of major focus, Europe was recovering as business sentiment, growth and unemployment were all improving. The overall global economic recovery was positive for credit, and the continued slow pace of interest rate increases created additional demand in income-oriented investments across multiple different sectors, all of which caused credit spreads to continue to tighten.

For the reporting period, the broader bond market posted generally positive returns largely attributable to an increase in overall interest rates and decreased spreads within the credit markets. Global government bonds, including treasuries in aggregate, were among the few categories that failed to provide positive returns, whereas global credit, U.S. corporate investment grade debt, and securitized debt posted positive returns for the fiscal year. Riskier fixed income sectors, such as high yield and emerging market debt, were among the leaders within the fixed income sector, as the appetite for risk and yield increased amidst a stable global environment of low rates and moderate expansion.

3

BKLN	Manager’s Analysis
PowerShares Senior Loan Portfolio (BKLN)

As an index fund, the PowerShares Senior Loan Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P/LSTA U.S. Leveraged Loan 100 Index (the “Index”). The Fund generally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior loans that comprise the Index. The Fund’s adviser, Invesco PowerShares Capital Management LLC (the “Adviser”) and the Fund’s sub-adviser, Invesco Senior Secured Management, Inc., define senior loans to include leveraged loans, bank loans and/or floating rate loans. Banks and other lending institutions generally issue senior loans to corporations, partnerships or other entities (“borrowers”). These borrowers operate in a variety of industries and geographic regions, including foreign countries.

S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which tracks the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments. A leveraged loan is rated below investment grade quality or is unrated but deemed to be of comparable quality. The Fund will invest in loans that are expected to be below investment grade quality and to bear interest at a floating rate that periodically resets. The Index may include, and the Fund may acquire and retain, loans of borrowers that have filed for bankruptcy protection. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 3.27%. On a net asset value (“NAV”) basis, the Fund returned 3.54%. During the same time period, the Index returned 4.42%. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to friction costs from rebalancing positions within the Fund and as a result of the Fund’s sampling methodology. Additionally, the Fund maintains a cash balance, which has been set aside as a liquidity tool, which further caused a reduction in performance. While those were the two largest drivers of return differential, other factors include fees and operating expenses incurred by the Fund during the period.

During this same time period, the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark Index”) returned 0.90%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 9,706 securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark representative of the U.S investment-grade, fixed-rate bond market. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s concentration in the bank loan sector in general, coupled with the Benchmark Index’s investment grade focus versus the Fund’s below investment grade focus.

For the fiscal year ended October 31, 2017, the electronics industry contributed most significantly to the Fund’s return, followed by the lodging & casinos and business equipment & services industries. The retail industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Seadrill Operating LP, Term Loan, a deep-water drilling company (portfolio average weight of 0.71%), and Weight Watchers International, Term Loan B-2, a services company (portfolio average weight of 0.66%). Positions that detracted most significantly from the Fund’s return included PetSmart, Inc., Term Loan B-2, a pet food retailer (portfolio average weight of 1.50%), and Petco Animal Supplies, Inc., Term Loan, a pet food retailer (portfolio average weight of 0.79%).

Credit Quality Rating Breakdown* (% of the Fund’s Net Assets) as of October 31, 2017
Baa2	1.5
Baa3	5.0
Ba1	11.4
Ba2	11.7
Ba3	27.1
B1	21.4
B2	8.8
B3	2.2
Caa1	2.2
Caa2	0.8
Not Rated	0.6
Money Market Fund Plus Other Assets Less Liabilities	7.3

*	Source: Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from Aaa (highest) to C (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage.

4

PowerShares Senior Loan Portfolio (BKLN) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Energy Future Intermediate Holding Co. LLC, DIP Term Loan, 4.239%, 06/30/2018	1.9
New Red Finance, Inc., Term Loan B-3, 3.528%, 02/16/2024	1.8
CenturyLink, Inc., Term Loan B, 2.750%, 01/31/2025	1.8
Level 3 Financing, Inc., Term Loan B, 3.489%, 02/22/2024	1.6
Avolon TLB Borrower 1 US LLC, Term Loan B-2, 3.488%, 03/21/2022	1.6
Change Healthcare Holdings, Inc., Term Loan, 3.992%, 03/01/2024	1.6
Dell International LLC, Term Loan A-2, 3.068%, 09/07/2021	1.5
RPI Finance Trust, Term Loan B-6, 3.333%, 03/27/2023	1.5
Sprint Communications, Inc., Term Loan, 3.750%, 02/02/2024	1.4
Valeant Pharmaceuticals International, Inc., Series F-1 Term Loan B, 5.990%, 04/01/2022	1.4
Total	16.1

*	Excluding money market fund holdings.

5

PowerShares Senior Loan Portfolio (BKLN) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
						Average Annualized	Cumulative
S&P/LSTA U.S. Leveraged Loan 100 Index	4.42%	3.16%	9.77%	3.55%	19.05%	3.74%	27.71%
Bloomberg Barclays U.S. Aggregate Index	0.90	2.40	7.37	2.04	10.60	3.36	24.61
Fund
NAV Return	3.54	2.25	6.91	2.82	14.93	3.15	22.98
Market Price Return	3.27	2.29	7.04	2.74	14.45	3.04	22.09

Fund Inception: March 3, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.66% (0.65% after fee waiver) includes the unitary management fee of 0.65% and acquired fund fees and expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

6

Schedule of Investments

PowerShares Senior Loan Portfolio (BKLN)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Variable Rate Senior Loan Interests—90.2%(a)(b)
	Advertising—1.3%
$60,838,524	Acosta, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	4.492%	09/26/2021	$53,826,884
60,075,424	Karman Buyer Corp., Term Loan (3 mo. USD LIBOR + 3.25%)	4.630	07/23/2021	57,052,729

				110,879,613

	Aerospace/Defense—1.0%
86,055,723	TransDigm, Inc., Term Loan F (1 mo. USD LIBOR + 3.00%)	4.270	06/09/2023	86,528,599

	Airlines—0.0%
91,139	American Airlines, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	3.240	06/27/2020	91,519

	Auto Parts & Equipment—0.3%
29,754,644	Federal-Mogul Holdings Corp., Term Loan C (1 mo. USD LIBOR + 3.75%)	4.990	04/15/2021	30,061,563

	Beverages—0.9%
79,716,998	Keurig Green Mountain, Inc., Term Loan A (3 mo. USD LIBOR + 1.50%)	2.750	03/03/2021	79,592,639

	Building Materials—0.9%
75,781,690	Quikrete Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	3.992	11/15/2023	76,244,716

	Chemicals—0.5%
15,617,697	Avantor Performance Materials Holdings, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	5.318	09/22/2024	15,722,257
6,982,500	Axalta Coating Systems U.S. Holdings, Inc., Term Loan B-2 (3 mo. USD LIBOR + 2.00%)	3.333	06/01/2024	7,028,340
19,818,537	H.B. Fuller Co., Term Loan B (3 mo. USD LIBOR + 2.25%)	3.568	10/20/2024	19,953,403

				42,704,000

	Commercial Services—3.9%
62,840,506	Allied Universal Holdco LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	5.083	07/28/2022	62,717,025
111,569,758	Prime Security Services Borrower LLC, First Lien Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	3.992	05/02/2022	112,678,761
47,760,000	Team Health Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	3.992	02/06/2024	47,461,500
58,932,869	Trans Union LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	3.242	04/09/2023	59,208,969
60,321,918	Weight Watchers International, Inc., Term Loan B-2 (1 mo. USD LIBOR + 3.25%)	4.550	04/02/2020	59,861,964

				341,928,219

	Computers—6.8%
	Dell International LLC
134,385,585	Term Loan A-2 (1 mo. USD LIBOR + 1.75%)	3.068	09/07/2021	134,699,376
119,431,092	Term Loan B (1 mo. USD LIBOR + 2.00%)	3.250	09/07/2023	119,870,598
41,280,103	McAfee LLC, Term Loan (3 mo. USD LIBOR + 4.50%)	5.833	09/29/2024	41,604,359
81,169,248	Tempo Acquisition LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.318	05/01/2024	81,549,932
	Western Digital Corp.
104,074,507	Term Loan A (1 mo. USD LIBOR + 1.75%)	2.990	04/29/2021	104,659,925
117,438,731	Term Loan B-2 (1 mo. USD LIBOR + 2.75%)	3.990	04/29/2023	118,099,324

				600,483,514

	Distribution/Wholesale—1.1%
32,266,884	American Builders & Contractors Supply Co., Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	3.742	10/31/2023	32,510,660
63,961,692	Univar, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.75%)	3.992	07/01/2022	64,384,159

				96,894,819

	Diversified Financial Services—0.5%
40,920,566	Vantiv LLC, Term Loan A-5 (3 mo. USD LIBOR + 1.75%)	2.987	09/20/2022	41,091,204

	Electric—4.1%
60,580,427	Dynegy, Inc., Term Loan C-1 (1 mo. USD LIBOR + 3.25%)	4.492	02/07/2024	61,032,054
163,581,436	Energy Future Intermediate Holding Co. LLC, DIP Term Loan (1 mo. USD LIBOR + 3.00%)	4.239	06/30/2018	164,808,297
45,987,710	NRG Energy, Inc., Term Loan (3 mo. USD LIBOR + 2.25%)	3.583	06/30/2023	46,194,195
	Vistra Operations Co. LLC
70,840,595	Term Loan (3 mo. USD LIBOR + 2.75%)	4.010	08/04/2023	71,160,440
16,278,717	Term Loan C (1 mo. USD LIBOR + 2.75%)	4.084	08/04/2023	16,350,018

				359,545,004

	Engineering & Construction—1.0%
85,785,000	Brand Energy & Infrastructure Services, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	5.610	06/21/2024	86,428,388

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7

PowerShares Senior Loan Portfolio (BKLN) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Variable Rate Senior Loan Interests (continued)
	Entertainment—3.9%
$104,896,760	Alpha Topco Ltd., Term Loan B-3 (United Kingdom) (1 mo. USD LIBOR + 3.00%)	4.242%	02/01/2024	$105,858,139
54,893,464	Amaya (US) Co-Borrower LLC, Term Loan B-3 (Canada) (3 mo. USD LIBOR + 3.50%)	4.833	08/01/2021	55,348,805
100,188,693	Scientific Games International, Inc., Term Loan B-4 (1 mo. USD LIBOR + 3.25%)	4.520	08/14/2024	101,475,617
75,783,818	William Morris Endeavor Entertainment LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.640	05/06/2021	76,437,453

				339,120,014

	Food—3.5%
	Albertson’s LLC
82,735,986	Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	3.992	08/25/2021	80,390,008
14,147,927	Term Loan B-6 (3 mo. USD LIBOR + 3.00%)	4.317	06/22/2023	13,730,917
49,750,000	JBS USA Lux SA, Term Loan (Brazil) (1 mo. USD LIBOR + 2.50%)	3.739	10/30/2022	48,817,436
53,411,499	Pinnacle Foods Finance LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	3.232	02/02/2024	53,765,351
44,782,976	Post Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	3.492	05/24/2024	45,066,900
63,865,768	US Foods, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.000	06/27/2023	64,471,215

				306,241,827

	Healthcare-Products—0.8%
72,456,115	Ortho-Clinical Diagnostics, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	5.083	06/30/2021	72,931,427

	Healthcare-Services—5.5%
58,687,445	CHS/Community Health Systems, Inc., Term Loan H (3 mo. USD LIBOR + 3.00%)	4.317	01/27/2021	56,943,548
107,134,063	DaVita HealthCare Partners, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.992	06/24/2021	108,218,795
117,743,964	Envision Healthcare Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	4.250	12/01/2023	118,424,524
96,262,105	MPH Acquisition Holdings LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	4.333	06/07/2023	97,293,553
97,508,856	Pharmaceutical Product Development, Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	4.040	08/18/2022	98,164,116

				479,044,536

	Holding Companies-Diversified—0.7%
65,953,899	Travelport Finance (Luxembourg) SARL, Term Loan D (Luxembourg) (3 mo. USD LIBOR + 2.75%)	4.061	09/02/2021	66,105,263

	Insurance—2.8%
	Asurion LLC
69,509,418	Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	3.992	08/04/2022	70,144,734
62,067,885	Term Loan B-5 (1 mo. USD LIBOR + 3.00%)	4.242	11/03/2023	62,683,909
65,026,425	HUB International Ltd., Term Loan (3 mo. USD LIBOR + 3.25%)	4.312	10/02/2020	65,613,613
	USI, Inc.
33,995,988	Term Loan (3 mo. USD LIBOR + 3.00%)	4.314	05/16/2024	34,123,473
17,415,179	Term Loan (3 mo. USD LIBOR + 3.00%)	4.318	05/16/2024	17,431,549

				249,997,278

	Internet—0.8%
68,753,423	Go Daddy Operating Co. LLC, Term Loan (1 mo. USD LIBOR + 2.50%)	3.742	02/15/2024	69,204,790
4,974,936	TIBCO Software, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	4.750	12/04/2020	5,013,044

				74,217,834

	Investment Companies—1.5%
130,293,493	RPI Finance Trust, Term Loan B-6 (3 mo. USD LIBOR + 2.00%)	3.333	03/27/2023	130,953,430

	Lodging—3.8%
66,622,005	Caesars Entertainment Resort Properties LLC, First Lien Term Loan B (1 mo. USD LIBOR + 3.50%)	4.742	10/11/2020	66,752,917
74,790,402	Caesars Resort Collection LLC, Term Loan B (3 mo. USD LIBOR + 2.75%)	4.068	10/30/2024	75,351,330
120,723,726	Hilton Worldwide Finance LLC, Series B-2 Term Loan (1 mo. USD LIBOR + 2.00%)	3.238	10/25/2023	121,675,633
65,075,513	Las Vegas Sands LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.242	03/29/2024	65,530,390

				329,310,270

	Machinery-Construction & Mining—0.8%
71,442,409	Cortes NP Acquisition Corp., Term Loan B (1 mo. USD LIBOR + 4.00%)	5.318	11/30/2023	72,112,539

	Media—8.5%
81,851,602	Charter Communications Operating LLC, Term Loan I-1 (1 mo. USD LIBOR + 2.25%)	3.500	01/15/2024	82,538,337
91,828,233	CSC Holdings LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	3.489	07/17/2025	91,877,361
122,674,940	iHeartCommunications, Inc., Term Loan D (3 mo. USD LIBOR + 6.75%)	8.083	01/30/2019	92,368,709

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8

PowerShares Senior Loan Portfolio (BKLN) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Variable Rate Senior Loan Interests (continued)
	Media (continued)
$5,706,380	Mission Broadcasting, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	3.735%	01/17/2024	$5,748,180
45,449,532	Nexstar Broadcasting, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	3.735	01/17/2024	45,782,450
70,132,774	Nielsen Finance LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	3.238	10/04/2023	70,483,438
76,248,357	Univision Communications, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	3.992	03/15/2024	76,119,116
50,182,970	UPC Financing Partnership, Term Loan (3 mo. USD LIBOR + 2.50%)	3.732	01/15/2026	50,402,521
102,428,193	Virgin Media Investment Holdings Ltd., Term Loan I (1 mo. USD LIBOR + 2.75%)	3.989	01/31/2025	102,953,137
43,705,762	WideOpenWest Finance LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	4.487	08/18/2023	43,856,110
79,050,818	Ziggo Secured Finance Partnership, Term Loan E (Netherlands) (1 mo. USD LIBOR + 2.50%)	3.739	04/15/2025	79,320,381

				741,449,740

	Oil & Gas—0.8%
90,005,277	Seadrill Operating LP, Term Loan (United Kingdom) (3 mo. USD LIBOR + 3.00%)	4.333	02/21/2021	68,813,984

	Packaging & Containers—0.7%
63,086,404	Reynolds Group Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	3.992	02/05/2023	63,529,586

	Pharmaceuticals—5.3%
136,315,000	Change Healthcare Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	3.992	03/01/2024	137,252,166
111,260,473	Endo LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	5.500	04/27/2024	112,915,473
93,664,287	Grifols Worldwide Operations USA, Inc., Term Loan B (Spain) (3 mo. USD LIBOR + 2.25%)	3.453	01/31/2025	94,105,445
119,913,792	Valeant Pharmaceuticals International, Inc., Series F-1 Term Loan B (1 mo. USD LIBOR + 4.75%)	5.990	04/01/2022	122,702,387

				466,975,471

	Real Estate—0.7%
65,456,216	Cushman & Wakefield, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.590	11/04/2021	65,911,464

	REITs—0.7%
60,407,838	Communications Sales & Leasing, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	4.242	10/24/2022	58,114,152

	Retail—9.5%
93,901,574	Bass Pro Group LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	6.242	12/16/2023	91,377,969
58,697,519	BJ’s Wholesale Club, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	4.988	02/03/2024	57,362,737
64,538,863	Harbor Freight Tools USA, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.492	08/19/2023	65,018,709
64,072,827	Michaels Stores, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	3.992	01/28/2023	64,205,138
88,713,781	Neiman Marcus Group, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.488	10/25/2020	70,028,441
157,853,976	New Red Finance, Inc., Term Loan B-3 (Canada) (1 mo. USD LIBOR + 2.25%)	3.528	02/16/2024	158,228,880
78,085,229	Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.380	01/26/2023	64,127,494
132,653,254	PetSmart, Inc., Term Loan B-2 (1 mo. USD LIBOR + 3.00%)	4.240	03/11/2022	113,780,012
48,680,534	Pizza Hut Holdings LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.237	06/16/2023	49,069,978
58,936,922	Serta Simmons Bedding LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.830	11/08/2023	58,218,775
43,134,000	Staples, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	5.310	09/12/2024	40,696,929

				832,115,062

	Software—7.1%
91,915,357	Almonde, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.817	06/13/2024	91,769,671
70,465,222	BMC Software Finance, Inc., Term Loan B-1 (1 mo. USD LIBOR + 4.00%)	5.242	09/10/2022	71,051,492
	First Data Corp.
70,251,952	Term Loan (1 mo. USD LIBOR + 2.25%)	3.488	07/08/2022	70,524,530
114,400,506	Term Loan (1 mo. USD LIBOR + 2.50%)	3.738	04/26/2024	115,023,417
68,186,649	Infor (US), Inc., Term Loan B-6 (3 mo. USD LIBOR + 2.75%)	4.083	02/01/2022	68,371,435
68,650,243	Kronos, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	4.811	11/01/2023	69,216,950
1,289,782	MA Finance Co. LLC, Term Loan B-3 (United Kingdom) (1 mo. USD LIBOR + 2.75%)	3.989	06/21/2024	1,296,238
63,177,909	Rackspace Hosting, Inc., First Lien Term Loan B (3 mo. USD LIBOR + 3.00%)	4.311	11/03/2023	63,257,198
8,710,218	Seattle Spinco, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	3.988	06/21/2024	8,753,812
58,975,084	Veritas US, Inc., Term Loan B (3 mo. USD LIBOR + 4.50%)	5.833	01/27/2023	59,559,527

				618,824,270

	Telecommunications—8.9%
62,286,281	Avaya, Inc., Term Loan B-7 (3 mo. USD LIBOR + 5.25%)(c)(d)	6.250	05/29/2020	51,944,266
154,058,873	CenturyLink, Inc., Term Loan B	2.750	01/31/2025	152,374,239
95,167,401	Intelsat Jackson Holdings SA, Term Loan B-2 (Luxembourg) (3 mo. USD LIBOR + 2.75%)	4.071	06/30/2019	95,034,642
142,604,855	Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.489	02/22/2024	143,330,714

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9

PowerShares Senior Loan Portfolio (BKLN) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Variable Rate Senior Loan Interests (continued)
	Telecommunications (continued)
$72,404,871	LTS Buyer LLC, First Lien Term Loan B (Prime Rate + 2.25%)	6.500%	04/13/2020	$72,676,752
123,454,812	Sprint Communications, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	3.750	02/02/2024	124,059,123
65,000,000	Telenet Financing USD LLC, Term Loan AI (1 mo. USD LIBOR + 2.75%)	3.989	06/30/2025	65,351,975
44,386,342	Telesat LLC, Term Loan B-4 (Canada) (2 mo. USD LIBOR + 3.00%)	4.320	11/17/2023	44,774,722
29,076,314	West Corp., Term Loan B (1 mo. USD LIBOR + 4.00%)	5.318	10/10/2024	29,174,010

				778,720,443

	Trucking & Leasing—1.6%
139,156,308	Avolon TLB Borrower 1 US LLC, Term Loan B-2 (Ireland) (1 mo. USD LIBOR + 2.25%)	3.488	03/21/2022	140,403,148

	Total Variable Rate Senior Loan Interests (Cost $7,948,797,354)			7,907,365,535

	Corporate Bonds—2.5%
	Computers—0.3%
24,793,000	Dell International LLC(e)	5.450	06/15/2023	27,198,948

	Healthcare-Products—0.1%
10,380,000	Avantor, Inc.(e)	6.000	10/01/2024	10,600,575

	Media—1.0%
37,174,000	iHeartCommunications, Inc.	9.000	12/15/2019	27,601,695
1,874,000	Univision Communications, Inc.(e)	6.750	09/15/2022	1,946,617
57,098,000	Univision Communications, Inc.(e)	5.125	05/15/2023	57,954,470

				87,502,782

	Packaging & Containers—0.4%
29,500,000	Reynolds Group Holdings, Inc. (New Zealand)	5.750	10/15/2020	30,053,420
5,000,000	Reynolds Group Holdings, Inc. (New Zealand) (3 mo. USD LIBOR + 3.50%)(e)(f)	4.859	07/15/2021	5,112,500

				35,165,920

	Software—0.6%
51,000,000	First Data Corp.(e)	5.000	01/15/2024	53,167,500

	Telecommunications—0.1%
2,986,000	Avaya, Inc.(c)(d)(e)	7.000	04/01/2019	2,523,170

	Total Corporate Bonds (Cost $222,863,304)			216,158,895

Number of Shares
	Money Market Fund—7.8%
682,637,517	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(g) (Cost $682,637,517)			682,637,517

	Total Investments in Securities (Cost $8,854,298,175)—100.5%			8,806,161,947
	Other assets less liabilities—(0.5)%			(42,331,202)

	Net Assets—100.0%			$8,763,830,745

Investment Abbreviations:

DIP—Debtor-in-Possession

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

USD—U.S. Dollar

Notes to Schedule of Investments:

(a)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10

PowerShares Senior Loan Portfolio (BKLN) (continued)

October 31, 2017

(b)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at October 31, 2017 was $54,467,436, which represented less than 1% of the Fund’s Net Assets.
(d)	The borrower has filed for protection in federal bankruptcy court.
(e)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $158,503,780, which represented 1.81% of the Fund’s Net Assets.
(f)	Interest and dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2017.
(g)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Statement of Assets and Liabilities

October 31, 2017

PowerShares Senior Loan Portfolio (BKLN)
Assets:
Unaffiliated investments in securities, at value	$8,123,524,430
Affiliated investments in securities, at value	682,637,517
Cash	29,280,370
Receivables:
Investments sold	116,940,260
Interest	20,040,857

Total Assets	8,972,423,434

Liabilities:
Payables:
Investments purchased	203,854,439
Accrued unitary management fees	4,738,250

Total Liabilities	208,592,689

Net Assets	$8,763,830,745

Net Assets Consist of:
Shares of beneficial interest	$9,240,861,953
Undistributed net investment income	558,873
Undistributed net realized gain (loss)	(429,453,853)
Net unrealized appreciation (depreciation)	(48,136,228)

Net Assets	$8,763,830,745

Shares outstanding (unlimited amount authorized, $0.01 par value)	378,600,000
Net asset value	$23.15

Market price	$23.12

Unaffiliated investments in securities, at cost	$8,171,660,658

Affiliated investments in securities, at cost	$682,637,517

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Statement of Operations

For the year ended October 31, 2017

PowerShares Senior Loan Portfolio (BKLN)
Investment Income:
Interest income	$344,611,907
Affiliated dividend income	6,201,467
Other income	5,405,741

Total Income	356,219,115

Expenses:
Unitary management fees	55,771,970

Less: Waivers	(1,548,362)

Net Expenses	54,223,608

Net Investment Income	301,995,507

Realized and Unrealized Gain (Loss):
Net realized gain from investment securities	2,445,393
Net change in unrealized appreciation (depreciation) on investment securities	(26,652,918)

Net realized and unrealized gain (loss)	(24,207,525)

Net increase in net assets resulting from operations	$277,787,982

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Statement of Changes in Net Assets

For the years ended October 31, 2017 and 2016

	PowerShares Senior Loan Portfolio (BKLN)
	2017	2016
Operations:
Net investment income	$301,995,507	$193,910,528
Net realized gain (loss)	2,445,393	(333,584,745)
Net change in unrealized appreciation (depreciation)	(26,652,918)	344,726,561

Net increase in net assets resulting from operations	277,787,982	205,052,344

Distributions to Shareholders from:
Net investment income	(301,436,634)	(193,910,528)
Return of capital	—	(16,890,704)

Total distributions to shareholders	(301,436,634)	(210,801,232)

Shareholder Transactions:
Proceeds from shares sold	3,177,332,078	3,101,232,402
Value of shares repurchased	(852,914,348)	(1,453,713,841)
Transaction fees	4,314,451	7,999,052

Net increase in net assets resulting from shares transactions	2,328,732,181	1,655,517,613

Increase in Net Assets	2,305,083,529	1,649,768,725

Net Assets:
Beginning of year	6,458,747,216	4,808,978,491

End of year	$8,763,830,745	$6,458,747,216

Undistributed net investment income at end of year	$558,873	$—

Changes in Shares Outstanding:
Shares sold	136,500,000	134,900,000
Shares repurchased	(36,800,000)	(64,600,000)
Shares outstanding, beginning of year	278,900,000	208,600,000

Shares outstanding, end of year	378,600,000	278,900,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Statement of Cash Flows

For the year ended October 31, 2017

PowerShares Senior Loan Portfolio (BKLN)
Cash Provided By Operating Activities:
Net increase in net assets resulting from operations	$277,787,982

Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating Activities:
Purchases of investments	(7,857,998,115)
Proceeds from disposition of investments sold	5,588,734,212
Amortization of premiums and accretion of discounts on investments	(11,745,773)
Net cash paid for purchases, sales, and maturities of short-term investments	88,265,829
Increase in receivable for investments sold	(2,975,067)
Increase in interest receivable	(1,234,507)
Decrease in payable for investments purchased	(643,573,934)
Increase in payable for accrued expenses	1,560,301
Net realized gain on investments	(2,445,393)
Net change in unrealized appreciation (depreciation) on investments	26,652,918

Net cash provided by (used in) operating activities	(2,814,759,529)

Cash Provided By Financing Activities:
Distributions paid to shareholders	(301,436,634)
Proceeds from shares of beneficial interest sold	3,200,522,497
Disbursements for shares of beneficial interest repurchased	(852,914,348)
Net proceeds from transaction fees	4,314,451

Net cash provided by financing activities	2,050,485,966

Net decrease in cash and cash equivalents	(486,485,581)

Cash and cash equivalents at beginning of year	1,198,403,468

Cash and cash equivalents at end of year	$711,917,887

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Financial Highlights

PowerShares Senior Loan Portfolio (BKLN)

	Year Ended October 31,
	2017		2016	2015		2014		2013
Per Share Operating Performance:
Net asset value at beginning of year	$23.16		$23.05	$24.43		$24.78		$24.76
Net investment income(a)	0.82		0.99	0.92		1.00		1.06
Net realized and unrealized gain (loss) on investments	(0.02)		0.15	(1.39)		(0.36)		0.04
Total from investment operations	0.80		1.14	(0.47)		0.64		1.10
Distributions to shareholders from:
Net investment income	(0.82)		(0.99)	(0.92)		(1.00)		(1.10)
Return of capital	—		(0.08)	(0.00	)(b)	(0.00	)(b)	(0.02)
Total distributions	(0.82)		(1.07)	(0.92)		(1.00)		(1.12)
Transaction fees(a)	0.01		0.04	0.01		0.01		0.04
Net asset value at end of year	$23.15		$23.16	$23.05		$24.43		$24.78
Market price at end of year(c)	$23.12		$23.19	$23.01		$24.37		$24.83
Net Asset Value Total Return(d)	3.54%		5.32%	(1.96)%		2.66%		4.70%
Market Price Total Return(d)	3.27%		5.64%	(1.89)%		2.21%		4.61%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$8,763,831		$6,458,747	$4,808,978		$6,270,919		$6,064,711
Ratio to average net assets of:
Expenses, after Waivers	0.63	%(e)	0.64%	0.65	%(e)	0.64%		0.65	%(e)
Expenses, prior to Waivers	0.65	%(e)	0.65%	0.65	%(e)	0.65%		0.65	%(e)
Net investment income, after Waivers and Interest Expenses	3.52%		4.33%	3.82%		4.03%		4.30%
Portfolio turnover rate(f)	71%		81%	43%		61%		47%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2017

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2017, the Trust offered eighty portfolios. This report includes the following portfolio:

Full Name	Short Name
PowerShares Senior Loan Portfolio (BKLN)	“Senior Loan Portfolio”

The portfolio (the “Fund”) represents a separate series of the Trust. The shares of the Fund are referred to herein as “Shares” or “Fund’s Shares.” The Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of a Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Fund.

The investment objective of the Fund is to seek to track the investment results (before fees and expenses) of the S&P/LSTA U.S. Leveraged Loan 100 Index (the “Underlying Index”).

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in preparation of its financial statements.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at

17

lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders and no other AP is able to step forward to create or redeem Creation Units, the Fund’s Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s raising of the target range for the Federal Funds Rate (and possible continued fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. In addition, because of changing central bank policies, the Fund may experience higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs and potentially lower the Fund’s returns.

Non-Correlation Risk. The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. In addition, the performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Liquidity Risk. A majority of the Fund’s assets are likely to be invested in loans that are less liquid than securities traded on national exchanges. Loans with reduced liquidity involve greater risk than securities with more liquid markets. Available market quotations for such loans may vary over time, and if the credit quality of a loan unexpectedly declines, secondary trading of that loan may decline for a period of time. In the event that the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

Sampling Risk. The Fund’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development respecting to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently effects creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the Fund’s investments. As such, investments in the Fund’s Shares may be less tax efficient than investments in conventional ETFs.

Non-Investment Grade Securities Risk. All or a significant portion of the loans in which the Fund will invest may be determined to be non-investment grade loans that are considered speculative. The Fund also may invest in junk bonds. Non-investment grade loans and bonds, and unrated loans and bonds of comparable credit quality are subject to the increased risk of a borrower’s or issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the borrower of lower-rated loans or issuer of lower-rated bonds defaults, the Fund may incur additional expenses to seek recovery.

Risk of Investing in Loans. Investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of the Fund’s investments and a potential decrease in the NAV of the Fund. Although the loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund’s access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.

There is no organized exchange on which loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/asked spreads, decreased liquidity and extended trade settlement periods. Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may

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be adversely affected. Many loans are not registered with the Securities and Exchange Commission (the “SEC”) or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most loans than is the case for many other types of securities. Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries.

Senior Loans Risk. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities also are subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which the Fund may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

Risks of Loan Assignments and Participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment, a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

C. Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

D. Securities Purchased on a When-Issued and Delayed Delivery Basis

The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value of the interests or securities at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities prior to the settlement date.

E. Federal Income Taxes

The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for losses deferred due to wash sales and passive foreign investment company adjustments, if any.

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The Fund files U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of a loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s NAV and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the Adviser.

G. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

H. Expenses

The Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the payments to Invesco Senior Secured Management, Inc. (the “Sub-Adviser”), set-up fees and commitment fees associated with the line of credit and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Expenses of the Trust that are excluded from the Fund’s unitary management fee and are directly identifiable to the Fund are applied to the Fund. Expenses of the Trust that are excluded from the Fund’s unitary management fee and that are not readily identifiable to the Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Fund.

To the extent the Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

I. Dividends and Distributions to Shareholders

The Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, the Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a tax return of capital at fiscal year-end.

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J. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of the Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services, and oversight of the Sub-Adviser.

As compensation for its services, the Fund accrues daily and pays monthly to the Adviser an annual unitary management fee of 0.65% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including payments to the Sub-Adviser, set-up fees and commitment fees associated with the Fund’s line of credit and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

The Adviser has entered into a sub-advisory agreement with the Sub-Adviser. The sub-advisory fee is paid by the Adviser to the Sub-Adviser at the annual rate of 40% of compensation paid to the Adviser from the Fund.

Further, through August 31, 2019, the Adviser has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2017, the Adviser waived fees of $1,548,362.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for the Fund. The Distributor does not maintain a secondary market in the Shares. The Fund is not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for the Fund with S&P Dow Jones Indices LLC (the “Licensor”). The Underlying Index name trademark is owned by the Licensor. This trademark has been licensed to the Adviser for use by the Fund. The Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Fund is not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in the Fund.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for the Fund.

Note 4. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

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The following is a summary of the tiered valuation input levels, as of October 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the fiscal year ended October 31, 2017, there were no material transfers between valuation levels.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$7,907,365,535	$—	$7,907,365,535
Corporate Bonds	—	216,158,895	—	216,158,895
Money Market Fund	682,637,517	—	—	682,637,517

Total Investments	682,637,517	8,123,524,430	—	8,806,161,947

Note 5. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2017 and 2016:

	2017	2016
Ordinary Income	301,436,634	193,910,528
Return of Capital	—	16,890,704

Tax Components of Net Assets at Fiscal Year-End:

Undistributed Ordinary Income	$558,873
Net Unrealized Appreciation (Depreciation) Investments	(48,136,228)
Capital Loss Carryforward	(429,453,853)
Shares of Beneficial Interest	9,240,861,953

Total Net Assets	$8,763,830,745

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for the Fund as of October 31, 2017:

Post-effective/no expiration
Short-Term	Long-Term	Total*
$88,994,153	$340,459,700	$429,453,853

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 6. Investment Transactions

For the fiscal year ended October 31, 2017, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) were $7,857,998,115 and $5,588,734,212, respectively.

At October 31, 2017, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes, as of the most recently completed federal income tax reporting period-end:

Aggregate unrealized appreciation of investments	$55,381,798
Aggregate unrealized (depreciation) of investments	(103,518,026)

Net unrealized appreciation (depreciation) of investments	$(48,136,228)

Cost of investments for tax and financial reporting purposes is the same.

Note 7. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Fund to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) and an

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Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Fund.

Note 8. Senior Loan Participation Commitments

The Fund may invest in participations, assignments, or act as a party to the primary lending syndicate of a senior loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a senior loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

During the fiscal year ended October 31, 2017, there were no interests in senior loans purchased by the Fund on a participation basis.

Note 9. Borrowing

The Fund is a party to a committed line of credit facility with a syndicate administered by State Street Bank and Trust Company. The Fund may borrow up to the lesser of (1) $750,000,000 or (2) the limits set by its prospectus for borrowings. The Adviser, on behalf of the Fund, pays an upfront fee of 0.10% on the commitment amount and a commitment fee of 0.15% on the amount of the commitment that has not been utilized. In case of borrowings from the line of credit, the Fund pays the associated interest expenses.

During the fiscal year ended October 31, 2017, there were no outstanding borrowings from the line of credit.

Note 10. Capital

Shares are created and redeemed by the Fund only in Creation Units of 100,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. Unlike most ETFs, the Fund currently effects creations and redemptions principally in exchange for the deposit or delivery of cash, rather than principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”) because of the nature of the Fund’s investments.

To the extent that the Fund permits transactions in exchange for Deposit Securities, the Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Fund for creations and redemptions, which are treated as increases in capital.

Transactions in the Fund’s Shares are disclosed in detail in the Statement of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PowerShares Exchange-Traded Fund Trust II and Shareholders of the PowerShares Senior Loan Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the PowerShares Senior Loan Portfolio (constituting a portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

December 26, 2017

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Fees and Expenses

As a shareholder of the PowerShares Senior Loan Portfolio (the “Fund”), a series of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2017.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the investment companies have varied expenses and fee levels and the Fund may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different fund. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Senior Loan Portfolio (BKLN)
Actual	$1,000.00	$1,013.00	0.63%	$3.20
Hypothetical (5% return before expenses)	1,000.00	1,022.03	0.63	3.21

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2017. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

26

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for the fiscal year ended October 31, 2017:

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Qualified Interest Income*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge — 1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	154	None

Todd J. Barre — 1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	154	None

Marc M. Kole — 1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	154	None

Yung Bong Lim — 1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC. (1999-2007).	154	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 82 portfolios and four other exchange-traded fund trusts with 72 portfolios advised by the Adviser.

28

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker — 1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	154	None

Donald H. Wilson — 1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	154	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 82 portfolios and four other exchange-traded fund trusts with 72 portfolios advised by the Adviser.

29

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum — 1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	154	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 82 portfolios and four other exchange-traded fund trusts with 72 portfolios advised by the Adviser.

30

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome — 1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011- Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008- 2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	154	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 82 portfolios and four other exchange-traded fund trusts with 72 portfolios advised by the Adviser.

31

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper — 1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill — 1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard — 1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris — 1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

32

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia — 1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann — 1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren — 1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars — 1976 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2017-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

33

(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Fund with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of the Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.powershares.com.

P-BKLN-AR-1
©2017 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515
powershares.com 800 983 0903	@PowerShares

October 31, 2017

2017 Annual Report to Shareholders

IDLB	PowerShares FTSE International Low Beta Equal Weight Portfolio

USEQ	PowerShares Russell 1000 Enhanced Equal Weight Portfolio

EQAL	PowerShares Russell 1000 Equal Weight Portfolio

USLB	PowerShares Russell 1000 Low Beta Equal Weight Portfolio

SPVU	PowerShares S&P 500 Enhanced Value Portfolio

XRLV	PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio

SPHB	PowerShares S&P 500® High Beta Portfolio

SPHD	PowerShares S&P 500® High Dividend Low Volatility Portfolio

SPLV	PowerShares S&P 500® Low Volatility Portfolio

SPMV	PowerShares S&P 500 Minimum Variance Portfolio

SPMO	PowerShares S&P 500 Momentum Portfolio

SPVM	PowerShares S&P 500 Value with Momentum Portfolio

EELV	PowerShares S&P Emerging Markets Low Volatility Portfolio

EEMO	PowerShares S&P Emerging Markets Momentum Portfolio

IDHD	PowerShares S&P International Developed High Dividend Low Volatility Portfolio

IDLV	PowerShares S&P International Developed Low Volatility Portfolio

IDMO	PowerShares S&P International Developed Momentum Portfolio

XMLV	PowerShares S&P MidCap Low Volatility Portfolio

XSHD	PowerShares S&P SmallCap High Dividend Low Volatility Portfolio

XSLV	PowerShares S&P SmallCap Low Volatility Portfolio

XSHQ	PowerShares S&P SmallCap Quality Portfolio

2

The Market Environment

Domestic Equity

Despite highly destructive hurricanes that threatened to derail a year-long recovery, the US economy continued to expand throughout the fiscal year ended October 31, 2017. Gross domestic product (GDP)—the value of all goods and services produced in the US—grew by 1.8% in the fourth quarter of 2016, and by 1.2% in the first quarter of 2017 and 3.1% in the second quarter of 2017.1 Inflation remained subdued even as the labor market continued to strengthen. Unemployment continued its multiyear decline, hitting just 4.2% in September—a 16-year low.2

Given signs of an improving economy, the US Federal Reserve (the “Fed”) raised interest rates three times during the reporting period, most recently in June 2017.3 The Fed pledged that “realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation” will guide its future actions. At the close of the reporting period, Fed policy remained accommodative, and the fed funds target rate stood at a range of 1.00% to 1.25%—up 75 basis points for the reporting period.3 (A basis point is 0.01%.)

Despite the Fed’s actions, major US stock market indexes repeatedly hit all-time highs throughout the reporting period. The stock market rally began immediately following the outcome of the US presidential election in November 2016, based on investors’ hopes for reduced regulation, lowered corporate and personal tax rates and increased infrastructure spending. The stock market rally continued throughout the reporting period, fueled by generally positive economic data, strong corporate earnings and improved consumer confidence—even as the prospect for health care and tax reform faded somewhat.

International Equity

The reporting period began with major US stock market indexes posting gains and most hitting record highs following the US presidential election. Investors believed that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth. However, that was called into question in the first quarter of 2017, when headlines out of Washington, DC, suggested that enacting significant regulatory and tax reform might be more difficult than previously anticipated.

Outside the US, Brexit (the UK’s plan to leave the European Union) remained a source of political and economic uncertainty, while improved economic data and confidence surveys raised the prospect of less accommodative monetary policy in continental Europe. In Asia, increased exports helped Japan’s economy, while China’s economy continued to stabilize. Most emerging markets performed well during the reporting period. In addition to an improving global economic outlook, other positive tailwinds for international markets included continued weakness in the US dollar and reduced expectations for a major shift in US trade policy.

Interestingly, while 2017 marked the eighth year of the global bull market, we saw a shift in leadership as international stocks outperformed US stocks in the first three quarters of 2017. International stocks had trailed US stocks for four consecutive years and in six of the last seven years. As the reporting period came to a close, both developed and emerging equity markets appeared somewhat fully valued in absolute terms, but they continued to trade at material discounts to the US market. In addition, recent earnings growth and earnings revision trends improved for many non-US developed markets.

[1]	Source: Bureau of Economic Analysis
[2]	Sources: Bureau of Labor Statistics, Bloomberg
[3]	Source: US Federal Reserve

3

IDLB	Manager’s Analysis
PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB)

As an index fund, the PowerShares FTSE International Low Beta Equal Weight Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE Developed ex U.S. Low Beta Equal Weight Index (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to provide exposure to constituents of the FTSE Developed ex US Index (the “Developed ex US Index”) that exhibit low beta characteristics. The Developed ex US Index is designed to measure the performance of the international equity markets, and consists of large and mid-cap companies from developed markets throughout the world, excluding the U.S.

Beta is a measure of a security’s price sensitivity (i.e., volatility); it reflects the rate of change in a security’s price that results from overall market movements. Securities with a beta score less than that of the average beta score of the relevant country index (that is, securities whose price changes exhibit less volatility than the average amount of volatility in the market of the issuer’s country) are eligible for inclusion in the Index. The Index is equally weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weighting in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 19.98%. On a net asset value (“NAV”) basis, the Fund returned 20.63%. During the same time period, the Index returned 21.28%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI World ex USA Index (Net) (the “Benchmark Index”) returned 22.74%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,020 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall international equity market.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the financials sector during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to underweight allocations in financials and utilities sectors as well as fees and operating expenses that the Fund incurred.

For the fiscal year ended October 31, 2017, the industrials sector contributed most significantly to the Fund’s return, followed by the financials and information technology sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Deutsche Lufthansa AG, an airlines company (portfolio average weight of 0.15%), and Wirecard AG, a data processing & outsourced services company (portfolio average weight of 0.14%). Positions that detracted most significantly from the Fund’s return included Vocus Group Limited, an integrated telecommunication services company (no longer held at fiscal year-end), and TOHO GAS Co., Ltd., a gas utilities company (portfolio average weight of 0.11%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Industrials	19.9
Consumer Discretionary	14.3
Consumer Staples	13.0
Financials	10.2
Materials	9.7
Information Technology	7.5
Health Care	7.0
Real Estate	6.7
Utilities	4.5
Energy	3.5
Telecommunication Services	3.4
Money Market Fund Plus Other Assets Less Liabilities	0.3

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Semiconductor Manufacturing International Corp.	0.2
Paradise Co. Ltd.	0.2
Mando Corp.	0.2
Fuji Electric Co. Ltd.	0.2
Global Brands Group Holding Ltd.	0.2
TOTO Ltd.	0.2
Keyence Corp.	0.1
Deutsche Lufthansa AG	0.1
Vifor Pharma AG	0.1
Neste Oyj	0.1
Total	1.6

*	Excluding money market fund holdings.

4

PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
FTSE Developed ex U.S. Low Beta Equal Weight Index (Net)††	21.28%	11.73%	24.65%
MSCI World ex USA Index (Net)††	22.74	9.97	20.78
Fund
NAV Return	20.63	11.08	23.24
Market Price Return	19.98	10.77	22.56

Fund Inception: November 5, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

5

USEQ	Manager’s Analysis
PowerShares Russell 1000 Enhanced Equal Weight Portfolio (USEQ)

As an index fund, the PowerShares Russell 1000 Enhanced Equal Weight Portfolio (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Russell 1000® Enhanced Value Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

Frank Russell Company (“Russell” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of securities in the Russell 1000® Index (the “Russell 1000” or “Benchmark Index”) exhibiting upward price momentum and fair valuations. The Index is a subset of the Russell 1000, which measures the performance of the large-cap segment of the U.S. equity universe.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects constituent securities for the Index using a three-step screening process. First, Russell excludes securities with zero or negative earnings over the past 12 months. Second, Russell screens for value stocks. Russell excludes stocks with valuation scores in the bottom 10% of all eligible stocks. Third, Russell screens for securities with greater positive price “momentum.” Stocks are ranked from highest returns to lowest returns over that period within each of 10 industries, and stocks with returns ranking in the bottom 10% of each industry are excluded. The remaining securities are included in the Index. Constituent securities in the Index are equally weighted. The Index also may include securities of small- and mid-cap issuers. Therefore, due to the equal weighting methodology of the Index, the Fund may have greater exposure to small- or mid-cap issuers than would be the case if the Index used a traditional capitalization-weighted methodology. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index.

During the fiscal period from the Fund’s inception (July 13, 2017) through October 31, 2017, on a market price basis, the Fund returned 5.08%. On a net asset value (“NAV”) basis, the Fund returned 4.96%. During the same time period, the Index returned 5.06%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 5.78%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 980 securities.

Relative to the Benchmark Index, the Fund was most overweight in the industrial and financials sectors and most underweight in the information technology and health care sectors during the fiscal period ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be primarily attributed to fees and operating expenses incurred by the fund.

For the fiscal period ended October 31, 2017, the industrial sector contributed most significantly to the Fund’s return, followed by the information technology and financials sectors, respectively. The health care sector detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Match Group, an internet based services company (portfolio average weight of 0.16%), and Pilgrim’s Pride Corp., a packaged food company (portfolio average weight of 0.17%). Positions that detracted most significantly from the Fund’s return included Newell Brands Inc., a home and office furnishings company (portfolio average weight of 0.13%), and Alaska Air Group Inc., an airlines company (portfolio average weight of 0.13%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017

Financials	19.8
Industrials	17.1
Consumer Discretionary	15.6
Information Technology	12.3
Health Care	8.3
Materials	7.1
Consumer Staples	6.5
Real Estate	5.9
Utilities	4.8
Energy	1.6
Telecommunication Services	1.0
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2017

Security
DowDuPont, Inc.	0.4
Digital Realty Trust, Inc.	0.3
Interactive Brokers Group, Inc., Class A	0.2
IPG Photonics Corp.	0.2
Thor Industries, Inc.	0.2
PBF Energy, Inc., Class A	0.2
Santander Consumer USA Holdings, Inc.	0.2
Spirit AeroSystems Holdings, Inc., Class A	0.2
Oshkosh Corp.	0.2
Micron Technology, Inc.	0.2
Total	2.3

6

PowerShares Russell 1000 Enhanced Equal Weight Portfolio (USEQ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

Fund Inception†
Index	Cumulative
Russell 1000® Enhanced Value Equal Weight Index	5.06%
Russell 1000® Index	5.78
Fund
NAV Return	4.96
Market Price Return	5.08

Fund Inception: July 13, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

7

EQAL	Manager’s Analysis
PowerShares Russell 1000 Equal Weight Portfolio (EQAL)

As an index fund, the PowerShares Russell 1000 Equal Weight Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Russell 1000® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Frank Russell Company (“Russell” or the “Index Provider”) compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Index is composed of all the securities in the Russell 1000® Index (the “Russell 1000” or “Benchmark Index”). The Index Provider equally weights the Index by applying a two-step weighting process. First, the Index Provider separates the component securities of the Russell 1000 into different economic sector groups based on the Russell Global Sectors (the “RGS”) classification system. There are nine economic sectors within the RGS classification system. Next, the Index Provider equally weights those nine sector groups, and then equally weights the individual securities within each of those sector groups. The Index Provider re-weights the Index quarterly and reconstitutes it annually in accordance with this equally-weighted methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 19.38%. On a net asset value (“NAV”) basis, the Fund returned 19.48%. During the same time period, the Index returned 19.67%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 23.67%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market. The performance of the Fund differed from the Benchmark Index in part because the Benchmark Index is weighted by market capitalization, whereas the Fund follows the methodology used by the Index.

Relative to the Benchmark Index, the Fund was most overweight in the materials sector and most underweight in the financials sector during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s allocations in the financials sector.

For the fiscal year ended October 31, 2017, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and health care sectors, respectively. The telecommunication services sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included NRG Energy, Inc., utilities company (portfolio average weight of 0.25%), and Alnylam Pharmaceuticals, Inc, a health care company (portfolio average weight of 0.12%). Positions that detracted most significantly from the Fund’s return included Rite Aid Corporation, a consumer staples company (portfolio average weight of 0.17%), and Frontier Communications Corporation Class B, a telecommunication services company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Information Technology	14.1
Industrials	12.9
Energy	11.1
Consumer Staples	10.8
Health Care	10.6
Consumer Discretionary	10.1
Materials	9.3
Utilities	8.9
Financials	6.6
Real Estate	3.7
Telecommunication Services	1.8
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
CenturyLink, Inc.	0.3
SM Energy Co.	0.3
Tyson Foods, Inc., Class A	0.3
Lamb Weston Holdings, Inc.	0.3
Blue Buffalo Pet Products, Inc.	0.3
Whiting Petroleum Corp.	0.2
Entergy Corp.	0.2
Vistra Energy Corp.	0.2
Flowers Foods, Inc.	0.2
Hawaiian Electric Industries, Inc.	0.2
Total	2.5

*	Excluding money market fund holdings.

8

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
Russell 1000® Equal Weight Index	19.67%	7.97%	24.48%
Russell 1000® Index	23.67	9.85	30.78
Fund
NAV Return	19.48	7.74	23.73
Market Price Return	19.38	7.72	23.67

Fund Inception: December 23, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.20% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

9

USLB	Manager’s Analysis
PowerShares Russell 1000 Low Beta Equal Weight Portfolio (USLB)

As an index fund, the PowerShares Russell 1000 Low Beta Equal Weight Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Russell 1000® Low Beta Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Frank Russell Company (“Russell” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to provide exposure to constituents of the Russell 1000® Index (the “Russell 1000” or “Benchmark Index”) that exhibit low beta characteristics. The Russell 1000 is designed to measure the performance of the U.S. equity market, and consists of the stocks of the largest 1,000 companies by capitalization in the U.S.

Beta is a measure of a security’s price sensitivity (i.e., volatility); it reflects the rate of change in a security’s price that results from overall market movements. To calculate the beta score for each security in the Russell 1000, the Index Provider analyzes the security’s monthly returns over the past eighteen months to see the extent to which they correlate to overall market movements. Securities with a beta score of less than that of the overall U.S. equity market average (that is, securities whose price changes exhibit less volatility than the average amount of volatility in the market) are eligible for inclusion in the Index. The Index is equally weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weighting in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 16.51%. On a net asset value (“NAV”) basis, the Fund returned 16.60%. During the same time period, the Index returned 17.05%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs around the semi-annual rebalances during the period.

During this same time period, the Benchmark Index returned 23.67%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

Relative to the Benchmark Index, the Fund was most overweight in the real estate sector and most underweight in the information technology sector during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its allocation to the utilities sector.

For the fiscal year ended October 31, 2017, the information technology sector contributed most significantly to the Fund’s return, followed by the financials and industrials sectors, respectively. The telecommunication services sector detracted most significantly from the Fund’s return, followed by the energy and consumer staples sectors, respectively.

Positions that contributed most significantly to the Fund’s return included NVR, Inc., a consumer discretionary company (portfolio average weight of 0.28%), and Cboe Global Markets Inc, a financials company (portfolio average weight of 0.27%). Positions that detracted most significantly from the Fund’s return included Under Armour, Inc. Class A, a consumer discretionary company (portfolio average weight of 0.19%), and Dick’s Sporting Goods, Inc., a consumer discretionary company (portfolio average weight of 0.20%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Consumer Discretionary	17.2
Information Technology	12.7
Industrials	12.1
Financials	11.8
Real Estate	11.4
Consumer Staples	10.6
Utilities	9.2
Health Care	7.9
Materials	3.8
Energy	1.7
Telecommunication Services	1.6
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Digital Realty Trust, Inc.	0.6
Black Knight, Inc.	0.4
Spirit AeroSystems Holdings, Inc., Class A	0.4
Michael Kors Holdings Ltd.	0.4
Take-Two Interactive Software, Inc.	0.4
NVR, Inc.	0.4
PayPal Holdings, Inc.	0.4
Match Group, Inc.	0.4
Pilgrim’s Pride Corp.	0.3
Signet Jewelers Ltd.	0.3
Total	4.0

*	Excluding money market fund holdings.

10

PowerShares Russell 1000 Low Beta Equal Weight Portfolio (USLB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
Russell 1000® Low Beta Equal Weight Index	17.05%	10.70%	22.38%
Russell 1000® Index	23.67	13.04	27.57
Fund
NAV Return	16.60	10.28	21.48
Market Price Return	16.51	10.21	21.34

Fund Inception: November 5, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

11

SPVU	Manager’s Analysis
PowerShares S&P 500 Enhanced Value Portfolio (SPVU)

In June 2017, the fund’s name was changed to the PowerShares S&P 500 Enhanced Value Portfolio (the “Fund”). The Fund is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500 Enhanced Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Strictly in accordance with its existing guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 100 stocks in the S&P 500® Index (the “Benchmark Index”) that have the highest “value score.”

In selecting constituent securities for the Index, the Index Provider first calculates the value score of each stock in the Benchmark Index by evaluating each stock’s: (i) book value-to-price ratio, (ii) earnings-to-price ratio, and (iii) sales-to-price ratio. The Index Provider then calculates the value score of each security based on a composite of those three factors and selects the 100 stocks with the highest value score for inclusion in the Index. The Index uses a modified market capitalization-weighted strategy, as the Index Provider weights securities by multiplying their market capitalization and their value score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 26.61%. On a net asset value (“NAV”) basis, the Fund returned 26.58%. During the same time period, the Index returned 26.94%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs around the semi-annual rebalances during the period.

During this same time period, the Benchmark Index returned 23.63%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market. The performance of the Fund differed from the Benchmark Index primarily due to the Fund’s thematic objective and proprietary weighting methodology.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2017. The majority of the Fund’s outperformance relative to the

Benchmark Index during the period can be attributed to overweighting of the financials sector.

For the fiscal year ended October 31, 2017, the financials sector contributed most significantly to the Fund’s return, followed by the health care and consumer discretionary sectors, respectively. The telecommunication services sector detracted most significantly from the Fund’s return, followed by the consumer staples sector.

Positions that contributed most significantly to the Fund’s return included Bank of America Corporation, an other diversified financial services company (portfolio average weight of 4.10%), and Citigroup Inc, an other diversified financial services company (portfolio average weight of 4.60%). Positions that detracted most significantly from the Fund’s return included CVS Health Corporation, a drug retail company (portfolio average weight of 2.93%), and Kroger Co., a food retail company (portfolio average weight of 1.09%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Financials	43.2
Consumer Discretionary	14.0
Consumer Staples	13.4
Health Care	11.1
Energy	6.4
Industrials	4.0
Information Technology	3.5
Utilities	2.1
Materials	1.8
Telecommunication Services	0.5
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2017
Security
Wal-Mart Stores, Inc.	5.0
JPMorgan Chase & Co.	4.5
Citigroup, Inc.	4.5
Berkshire Hathaway, Inc., Class B	4.2
General Motors Co.	4.2
Wells Fargo & Co.	4.1
CVS Health Corp.	3.1
Ford Motor Co.	3.0
Allergan PLC	2.5
Goldman Sachs Group, Inc. (The)	2.3
Total	37.4

12

PowerShares S&P 500 Enhanced Value Portfolio (SPVU) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
S&P 500 Enhanced Value Index	26.94%	15.38%	34.25%
S&P 500® Index	23.63	15.03	33.42
Fund
NAV Return	26.58	15.05	33.50
Market Price Return	26.61	15.02	33.42

Fund Inception: October 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

13

XRLV	Manager’s Analysis
PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV)

As an index fund, the PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Low Volatility Rate Response Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to provide exposure to the 100 constituents of the S&P 500® Index (the “Benchmark Index”) that exhibit both low volatility and low interest rate risk. The Index is designed to include stocks exhibiting low volatility characteristics, after removing stocks that historically have performed poorly in rising interest rate environments. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index Provider determines a stock’s “rate sensitivity” by performing a regression of the stock’s returns over a five-year period to changes in interest rates over that same period. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 23.06%. On a net asset value (“NAV”) basis, the Fund returned 23.11%. During the same time period, the Index returned 23.48%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 23.63%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market. The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that is a subset of the Benchmark Index, consisting of the 100 securities within the Benchmark Index that historically have had the highest positive sensitivity to interest rates and the lowest volatility.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection within the information technology and financials sectors as well as fees and operating expenses incurred by the Fund.

For the fiscal year ended October 31, 2017, the industrials sector contributed most significantly to the Fund’s return, followed by the financials and information technology sectors, respectively. The real estate sector detracted most significantly from the Fund’s return, followed by the telecommunication services sector.

Positions that contributed most significantly to the Fund’s return included Progressive Corporation, a property & casualty insurance company (portfolio average weight of 1.14%), and McDonald’s Corporation, a restaurants company (portfolio average weight of 1.18%). Positions that detracted most significantly from the Fund’s return included AutoZone, Inc., an automotive retail company (no longer held at fiscal year-end), and General Electric Company, an industrial conglomerates company (portfolio average weight of 1.02%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Financials	25.5
Information Technology	21.1
Industrials	19.7
Health Care	10.4
Consumer Staples	7.8
Consumer Discretionary	6.7
Materials	4.3
Energy	2.8
Utilities	0.9
Telecommunication Services	0.8
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2017
Security
Waste Management, Inc.	1.3
3M Co.	1.3
Republic Services, Inc.	1.3
Coca-Cola Co. (The)	1.3
Berkshire Hathaway, Inc., Class B	1.3
Chubb Ltd.	1.2
Allstate Corp. (The)	1.2
Johnson & Johnson	1.2
Amphenol Corp., Class A	1.2
Torchmark Corp.	1.2
Total	12.5

14

PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
S&P 500® Low Volatility Rate Response Index	23.48%	12.51%	35.18%
S&P 500® Index	23.63	10.77	29.91
Fund
NAV Return	23.11	12.18	34.24
Market Price Return	23.06	12.15	34.13

Fund Inception: April 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

15

SPHB	Manager’s Analysis
PowerShares S&P 500® High Beta Portfolio (SPHB)

As an index fund, the PowerShares S&P 500® High Beta Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® High Beta Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, S&P DJI selects 100 securities from the S&P 500® Index (the “Benchmark Index”) for inclusion in the Index that have the highest sensitivity to market movements, or “beta,” over the past 12 months as determined by the Index Provider. Beta is a measure of relative risk and is the rate of change of a security’s price. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 26.20%. On a net asset value (“NAV”) basis, the Fund returned 26.32%. During the same time period, the Index returned 26.67%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 23.63%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the health care sector during the fiscal year ended October 31, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to allocations within the financials and consumer staples sectors.

For the fiscal year ended October 31, 2017, the financials sector contributed most significantly to the Fund’s return, followed by the information technology and industrials sectors, respectively. The energy sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Micron Technology, Inc., a semiconductors company (portfolio average weight of 1.34%), and NRG Energy, Inc., an independent power producers & energy traders company (portfolio average weight of 1.17%). Positions that detracted most significantly from the Fund’s return included Under Armour, Inc. Class A, an apparel, accessories & luxury goods company

(portfolio average weight of 0.78%), and Chesapeake Energy Corporation, an oil & gas exploration & production company (portfolio average weight of 1.59%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Industrials	23.5
Financials	23.4
Information Technology	19.1
Energy	10.4
Materials	8.6
Consumer Discretionary	7.6
Health Care	4.2
Real Estate	1.9
Utilities	1.3
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
United Rentals, Inc.	1.7
Micron Technology, Inc.	1.7
Autodesk, Inc.	1.4
Freeport-McMoRan, Inc.	1.4
Arconic, Inc.	1.3
Marathon Oil Corp.	1.3
Seagate Technology PLC	1.3
NRG Energy, Inc.	1.3
CF Industries Holdings, Inc.	1.2
NVIDIA Corp.	1.2
Total	13.8

*	Excluding money market fund holdings.

16

PowerShares S&P 500® High Beta Portfolio (SPHB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P 500® High Beta Index	26.67%	7.38%	23.82%	16.17%	111.56%	9.62%	81.43%
S&P 500® Index	23.63	10.77	35.93	15.18	102.72	13.04	121.52
Fund
NAV Return	26.32	7.08	22.78	15.83	108.52	9.30	78.11
Market Price Return	26.20	7.07	22.74	15.84	108.63	9.31	78.20

Fund Inception: May 5, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

17

SPHD	Manager’s Analysis
PowerShares S&P 500® High Dividend Low Volatility Portfolio (SPHD)

As an index fund, the PowerShares S&P 500® High Dividend Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Low Volatility High Dividend Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of 50 securities in the S&P 500® Index (the “Benchmark Index”) that historically have provided high dividend yields with lower volatility. Strictly in accordance with its guidelines and mandated procedures, S&P DJI identifies from the Benchmark Index the 75 securities with the highest dividend yields over the past 12 months, with no one sector within the Benchmark Index allowed to contribute more than 10 securities. From those securities, S&P DJI selects for inclusion in the Index the 50 securities with the lowest volatility over the past 12 months. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index Provider weights each of the constituent securities in the Index by its dividend yield, with the highest dividend yielding securities receiving the highest weights. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 13.42%. On a net asset value (“NAV”) basis, the Fund returned 13.48%. During the same time period, the Index returned 13.88%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during that period.

During this same time period, the Benchmark Index returned 23.63%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market. The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that is a subset of the Benchmark Index, consisting of the 50 securities within the Benchmark Index that historically have provided high dividend yields with lower volatility.

Relative to the Benchmark Index, the Fund was most overweight in the utilities sector and most underweight in the information technology sector during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s allocation to the information technology and real estate sectors.

For the fiscal year ended October 31, 2017, the utilities sector contributed most significantly to the Fund’s return, followed by the industrials and materials sectors, respectively. The telecommunication services sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included CME Group Inc. Class A, a specialized finance company (portfolio average weight of 2.67%), and AbbVie, Inc., a biotechnology company (portfolio average weight of 1.91%). Positions that detracted most significantly from the Fund’s return included Kimco Realty Corporation, a retail REITs company (portfolio average weight of 1.62%), and General Electric Company, an industrials company (portfolio average weight of 1.14%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Real Estate	22.9
Utilities	19.7
Information Technology	11.0
Consumer Staples	10.5
Energy	10.0
Financials	7.8
Telecommunication Services	5.1
Industrials	4.6
Health Care	3.9
Consumer Discretionary	2.9
Materials	1.6
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2017
Security
Iron Mountain, Inc.	3.3
Ford Motor Co.	2.9
Verizon Communications, Inc.	2.8
Occidental Petroleum Corp.	2.7
Kimco Realty Corp.	2.7
CME Group, Inc.	2.6
Southern Co. (The)	2.6
FirstEnergy Corp.	2.5
Entergy Corp.	2.5
AT&T, Inc.	2.3
Total	26.9

18

PowerShares S&P 500® High Dividend Low Volatility Portfolio (SPHD) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P 500® Low Volatility High Dividend Index	13.88%	13.05%	44.49%	15.07%	101.71%	14.41%	96.99%
S&P 500® Index	23.63	10.77	35.93	15.18	102.72	14.35	96.47
Fund
NAV Return	13.48	12.68	43.06	14.69	98.41	14.04	93.77
Market Price Return	13.42	12.68	43.06	14.68	98.36	14.03	93.73

Fund Inception: October 18, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

19

SPLV	Manager’s Analysis
PowerShares S&P 500® Low Volatility Portfolio (SPLV)

As an index fund, the PowerShares S&P 500® Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, S&P DJI selects 100 securities from the S&P 500® Index (the “Benchmark Index”) for inclusion in the Index that have the lowest realized volatility over the past 12 months as determined by the Index Provider. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 17.51%. On a net asset value (“NAV”) basis, the Fund returned 17.57%. During the same time period, the Index returned 17.89%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 23.63%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market. The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that is a subset of the Benchmark Index, consisting of the 100 securities within the Benchmark Index that have the lowest realized volatility over the past 12 months.

Relative to the Benchmark Index, the Fund was most overweight in the utilities sector and most underweight in the information technology sector during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its allocation to information technology and utilities sectors and stock selection within the financials sector.

For the fiscal year ended October 31, 2017, the energy sector contributed most significantly to the Fund’s return, followed by health care and telecommunication services, respectively. The information technology sector detracted most significantly from the Fund’s return, followed by utilities and financials, respectively.

Positions that contributed most significantly to the Fund’s return included Progressive Corporation, a financials company (portfolio average weight of 1.10%), and McDonald’s Corporation, a consumer discretionary company (portfolio average weight of 1.13%). Positions that detracted most significantly from the Fund’s return included General Electric Company, an industrials company (portfolio average weight of 0.92%), and Kellogg Company, a consumer staples company (portfolio average weight of 0.88%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Financials	21.1
Industrials	17.9
Utilities	16.7
Consumer Staples	12.2
Information Technology	11.7
Consumer Discretionary	5.8
Health Care	5.0
Materials	4.3
Real Estate	2.6
Energy	1.9
Telecommunication Services	0.8
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2017
Security
Waste Management, Inc.	1.3
3M Co.	1.3
Republic Services, Inc.	1.3
Coca-Cola Co. (The)	1.3
Berkshire Hathaway, Inc., Class B	1.2
Chubb Ltd.	1.2
Allstate Corp. (The)	1.2
Johnson & Johnson	1.2
Amphenol Corp., Class A	1.2
Torchmark Corp.	1.2
Total	12.4

20

PowerShares S&P 500® Low Volatility Portfolio (SPLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P 500® Low Volatility Index	17.89%	11.08%	37.06%	13.66%	89.66%	13.38%	125.87%
S&P 500® Index	23.63	10.77	35.93	15.18	102.72	13.04	121.52
Fund
NAV Return	17.57	10.79	35.98	13.36	87.18	13.08	122.02
Market Price Return	17.51	10.78	35.93	13.35	87.15	13.08	122.07

Fund Inception: May 5, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

21

SPMV	Manager’s Analysis
PowerShares S&P 500 Minimum Variance Portfolio (SPMV)

As an index fund, the PowerShares S&P 500 Minimum Variance Portfolio (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Minimum Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of constituent securities in the S&P 500® Index (the “Benchmark Index”). The Index measures the performance of a portfolio of equity securities using a managed volatility strategy that seeks to achieve lower total risk than the Benchmark Index, while maintaining other similar characteristics of the Benchmark Index. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. Unlike the Benchmark Index, which is a traditional market capitalization-weighted index (meaning that companies with larger market capitalizations receive proportionally greater weight in the index, without regard to the volatility of those stocks), the Index weights its constituents using a managed volatility methodology that is designed to minimize the overall forecasted volatility (i.e., to reduce the magnitude of price fluctuations) of the Index. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index.

During the fiscal period from the Fund’s inception (July 13, 2017) through October 31, 2017, on a market price basis, the Fund returned 4.93%. On a net asset value (“NAV”) basis, the Fund returned 4.97%. During the same time period, the Index returned 5.03%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 5.77%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based U.S. equities market.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the information technology sector during the fiscal period ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection within the consumer discretionary and information technology sectors.

For the fiscal period ended October 31, 2017, the information technology sector contributed most significantly to the Fund’s return, followed by financials and industrials sectors, respectively. The consumer staples sector detracted most significantly from the Fund’s return, followed by energy and telecommunication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return included T. Rowe Price Group, a financials company (portfolio average weight of 1.84%), and Automatic Data Processing, Inc., a technology company (portfolio average weight of 2.24%). Positions that detracted most significantly from the Fund’s return included L Brands, Inc., a consumer discretionary company (portfolio average weight of 1.28%), and QUALCOMM Inc., an information technology company (portfolio average weight of 1.99%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Information Technology	20.8
Consumer Discretionary	16.6
Consumer Staples	12.3
Health Care	11.9
Financials	10.2
Utilities	8.5
Real Estate	7.7
Industrials	7.1
Telecommunication Services	2.7
Materials	1.8
Energy	0.4
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2017
Security
Intel Corp.	2.6
Texas Instruments, Inc.	2.4
Travelers Cos., Inc. (The)	2.2
T. Rowe Price Group, Inc.	2.2
Stryker Corp.	2.2
Automatic Data Processing, Inc.	2.2
Waste Management, Inc.	2.2
Accenture PLC, Class A	2.1
Johnson & Johnson	2.1
VF Corp.	2.1
Total	22.3

22

PowerShares S&P 500 Minimum Variance Portfolio (SPMV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

Fund Inception†
Index	Cumulative
S&P 500® Minimum Volatility Index	5.03%
S&P 500® Index	5.77
Fund
NAV Return	4.97
Market Price Return	4.93

Fund Inception: July 13, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.13% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

23

SPMO	Manager’s Analysis
PowerShares S&P 500 Momentum Portfolio (SPMO)

As an index fund, the PowerShares S&P 500 Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Momentum Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider selects approximately 100 stocks from the S&P 500® Index (the “Benchmark Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Benchmark Index.

In selecting constituent securities for the Index, the Index Provider calculates the momentum score of each stock in the Benchmark Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. The Index Provider then selects the 100 stocks with the highest momentum score for inclusion in the Index using a modified market capitalization-weighted strategy, as the Index Provider weights securities by multiplying their market capitalization and their momentum score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 27.14%. On a net asset value (“NAV”) basis, the Fund returned 27.35%. During the same time period, the Index returned 27.72%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs around the semi-annual rebalances during the period.

During this same time period, the Benchmark Index returned 23.63%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market. The performance of the Fund differed from the Benchmark Index primarily due to the Fund’s thematic objective and the Index Provider’s proprietary weighting methodology.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the health care sector during the fiscal year ended October 31, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s thematic objective and the Index Provider’s proprietary weighting methodology.

For the fiscal year ended October 31, 2017, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and financials sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the real estate and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return included NVIDIA Corporation, a semiconductors company (portfolio average weight of 2.70%), and Microsoft Corporation, a systems software company (portfolio average weight of 3.69%). Positions that detracted most significantly from the Fund’s return included International Business Machines Corporation, a computer hardware company (no longer held at fiscal year-end), and Anadarko Petroleum Corporation, an oil & gas exploration & production company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Information Technology	40.7
Financials	34.3
Industrials	11.0
Consumer Discretionary	8.8
Health Care	4.9
Materials	0.3
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2017
Security
Microsoft Corp.	9.0
Apple, Inc.	8.6
JPMorgan Chase & Co.	6.1
Facebook, Inc., Class A	5.8
Bank of America Corp.	4.9
Berkshire Hathaway, Inc., Class B	4.3
Citigroup, Inc.	3.8
Boeing Co. (The)	3.6
UnitedHealth Group, Inc.	2.9
NVIDIA Corp.	2.8
Total	51.8

24

PowerShares S&P 500 Momentum Portfolio (SPMO) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
S&P 500® Momentum Index	27.72%	16.55%	37.08%
S&P 500® Index	23.63	15.03	33.42
Fund
NAV Return	27.35	16.21	36.28
Market Price Return	27.14	16.12	36.05

Fund Inception: October 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

25

SPVM	Manager’s Analysis
PowerShares S&P 500 Value With Momentum Portfolio (SPVM)

As an index fund, the PowerShares S&P 500 Value With Momentum Portfolio (the “Fund”) is passively managed and seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® High Momentum Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of the 100 securities in the S&P 500® Index (the “Benchmark Index”) having both the highest “value scores” and “momentum scores,” all as determined by the Index Provider using its methodology described below.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects constituents for the Index using a two-step screening process: first, it identifies the 200 stocks from among the approximately 500 stocks in the Benchmark Index with the highest value scores; second, from among those 200 stocks, it identifies the 100 stocks with the highest positive momentum scores. The component stocks of the Index are weighted by their value score; stocks with higher value scores receive relatively greater weights. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index.

During the fiscal period from the Fund’s inception (April 6, 2017) through October 31, 2017, on a market price basis, the Fund returned 10.12%. On a net asset value (“NAV”) basis, the Fund returned 9.99%. During the same time period, the Index returned 10.19%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 10.40%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market. The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that is a subset of the Benchmark Index, consisting of the 100 securities within the Benchmark Index that have high value and positive momentum scores.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal period ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to fees and operating expenses incurred by the Fund during the period as well as stock selection within and allocation to the information technology sector.

For the fiscal year ended October 31, 2017, the financials sector contributed most significantly to the Fund’s return, followed by the industrials and health care sectors, respectively. No sectors detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included PulteGroup, Inc., a consumer discretionary company (portfolio average weight 1.48%), and HP Inc., an information technology company (portfolio average weight 1.85%). Positions that detracted most significantly from the Fund’s return included Foot Locker, Inc. , a consumer discretionary company (portfolio average weight 0.70%), and Michael Kors Holdings Ltd, a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Financials	50.1
Industrials	10.9
Information Technology	8.6
Utilities	8.6
Consumer Discretionary	7.4
Health Care	6.7
Consumer Staples	3.4
Materials	2.8
Energy	1.5
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Centene Corp.	1.9
Lincoln National Corp.	1.8
Prudential Financial, Inc.	1.8
Unum Group	1.7
Leucadia National Corp.	1.7
Citigroup, Inc.	1.6
Quanta Services, Inc.	1.6
PulteGroup, Inc.	1.6
Bank of America Corp.	1.5
Marathon Petroleum Corp.	1.4
Total	16.6

*	Excluding money market fund holdings.

26

PowerShares S&P 500 Value with Momentum Portfolio (SPVM) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

Fund Inception†
Index	Cumulative
S&P 500 High Momentum Value Index	10.19%
S&P 500® Index	10.40
Fund
NAV Return	9.99
Market Price Return	10.12

Fund Inception: April 6, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

27

EELV	Manager’s Analysis
PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)

As an index fund, the PowerShares S&P Emerging Markets Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI Emerging Markets Low Volatility IndexTM (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of companies that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 200 of the least volatile stocks of the S&P Emerging Plus LargeMidCap Index. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider determines which securities are the least volatile over the past 12 months of companies in the S&P Emerging Plus LargeMidCap Index for inclusion in the Index. Historically, the S&P Emerging Plus LargeMidCap Index has included all publicly listed equity securities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Qatar, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey, and the United Arab Emirates. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 14.09%. On a net asset value (“NAV”) basis, the Fund returned 13.30%. During the same time period, the Index returned 14.00%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses the Fund incurred, as well as trading costs around quarterly rebalances during the period.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned 26.45%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 830 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities market in emerging market countries. The performance of the Fund trailed that of the Benchmark Index in part because the Fund follows an Index that employs a volatility-driven weighting and stock selection methodology whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2017.

The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to allocations to and security selection within the information technology sector.

For the fiscal year ended October 31, 2017, the financials sector contributed most significantly to the Fund’s return, followed by the information technology and industrials sectors, respectively. The health care was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Grupo Elektra SAB de CV, a diversified banks company (no longer held at fiscal year-end), and Qisda Corporation, a technology hardware storage & peripherals company (portfolio average weight of 0.28%). Positions that detracted most significantly from the Fund’s return included China Huishan Dairy Holdings Co. Ltd., a packaged foods & meats company (portfolio average weight of 0.22%), and Pruksa Real Estate Public Co., Ltd. NVDR, a real estate development company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Financials	36.1
Telecommunication Services	9.8
Consumer Staples	9.6
Utilities	8.9
Industrials	8.4
Information Technology	7.8
Energy	5.7
Materials	5.5
Real Estate	3.5
Consumer Discretionary	3.1
Health Care	1.5
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
CPFL Energia SA	1.6
Public Bank Bhd	1.4
Tenaga Nasional Bhd	1.3
Kuala Lumpur Kepong Bhd	1.0
Taiwan Cooperative Financial Holding Co. Ltd.	0.9
SinoPac Financial Holdings Co. Ltd.	0.9
Siliconware Precision Industries Co. Ltd.	0.9
Hua Nan Financial Holdings Co. Ltd.	0.8
E.Sun Financial Holding Co. Ltd.	0.8
Telekom Malaysia Bhd	0.8
Total	10.4

*	Excluding money market fund holdings.

28

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P BMI Emerging Markets Low Volatility Index™ (Net)††	14.00%	(0.16)%	(0.47)%	1.08%	5.51%	3.10%	19.39%
MSCI Emerging Markets IndexSM (Net)††	26.45	5.70	18.09	4.83	26.61	5.37	35.47
Fund
NAV Return	13.30	(1.03)	(3.06)	0.43	2.15	2.22	13.59
Market Price Return	14.09	(0.82)	(2.43)	0.55	2.77	2.11	12.88

Fund Inception: January 13, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through February 28, 2019. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% (0.29% after fee waiver) is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

29

EEMO	Manager’s Analysis
PowerShares S&P Emerging Markets Momentum Portfolio (EEMO)

As an index fund, the PowerShares S&P Emerging Markets Momentum Portfolio (the “Fund”) is passively managed and seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P Momentum Emerging Plus LargeMidCap IndexTM (the “Index”). The Fund will invest at least 90% of its total assets in the securities of companies that comprise the Index, as well as American depositary receipts (“ADRs” and global depositary receipts (“GDRs”) that are based on the securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of constituents of the S&P Emerging LargeMidCap Index (the “Emerging LargeMidCap Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Emerging LargeMidCap Index. The Emerging LargeMidCap Index is composed of stocks that represent the top 85% of float-adjusted market capitalization companies in each emerging country represented in that index. In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Emerging LargeMidCap Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. The Index Provider then ranks all the stocks in descending order by momentum score and selects the top 20% for inclusion in the Index. While the Fund generally seeks to invest in all of the securities comprising the Index in proportion to their weightings in the Index, at times the composition of the Index may make such “full replication” impracticable. In such circumstances, the Fund will utilize a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 35.37%. On a net asset value (“NAV”) basis, the Fund returned 34.38%. During the same time period, the Index returned 37.68%. During the fiscal year, the Fund utilized a sampling methodology to achieve exposure for the Indian and Russian securities in the Index. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to the impact of sampling of these Indian and Russian securities, performance differences as a result of the Fund’s use of GDRs and ADRs, and the fees and expenses that the Fund incurred during the period.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned 26.45%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 830 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities market in emerging market countries.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the financials sector during the fiscal year ended October 31, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to it’s overweight position in the information technology sector.

For the fiscal year ended October 31, 2017, the information technology sector contributed most significantly to the Fund’s return, followed by the financials and consumer discretionary sectors, respectively. The telecommunication services sector detracted most significantly from the Fund’s return, followed by the utilities and health care sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Samsung Electronics Co., Ltd., a semiconductors company (portfolio average weight of 7.53%), and Tencent Holdings Ltd., an internet software & services company (portfolio average weight of 7.64%). Positions that detracted most significantly from the Fund’s return included JD.com, Inc. Sponsored ADR Class A, an internet & direct marketing retail company (portfolio average weight of 0.34%), and Fullshare Holdings Limited, a real estate development company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Information Technology	43.8
Financials	25.4
Materials	7.7
Consumer Discretionary	7.5
Energy	6.1
Real Estate	4.4
Industrials	1.6
Telecommunication Services	1.2
Utilities	0.7
Health Care	0.7
Consumer Staples	0.4
Money Market Fund Plus Other Assets Less Liabilities	0.5

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Samsung Electronics Co. Ltd.	8.1
Alibaba Group Holding Ltd. ADR	7.3
Tencent Holdings Ltd.	7.2
Taiwan Semiconductor Manufacturing Co. Ltd.	5.0
Hon Hai Precision Industry Co. Ltd.	4.5
Ping An Insurance Group Co. of China Ltd., H-Shares	3.3
SK Hynix, Inc.	3.0
Reliance Industries Ltd. GDR	2.8
iShares MSCI India ETF	2.6
JD.Com, Inc., Class A ADR	2.5
Total	46.3

*	Excluding money market fund holdings.

30

PowerShares S&P Emerging Markets Momentum Portfolio (EEMO) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended—S&P Momentum Emerging Plus LargeMidCap Index (Net)††,†††	37.68%	3.21%	9.95%	2.88%	15.27%	0.26%	1.48%
MSCI Emerging Markets IndexSM (Net)†††	26.45	5.70	18.09	4.83	26.61	3.38	20.76
Fund
NAV Return	34.38	0.70	2.11	1.13	5.80	(1.34)	(7.39)
Market Price Return	35.37	1.10	3.35	1.21	6.19	(1.39)	(7.66)

Fund Inception: February 24, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through February 28, 2019. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.46% includes the unitary management fee of 0.45% (0.29% after fee waiver) and acquired fund fees and expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended—S&P Momentum Emerging Plus LargeMidCap Index is comprised of the performance of the S&P BMI Emerging Markets High Beta Index, the Fund’s underlying index, from Fund inception through the conversion date, March 18, 2016, followed by the performance of the Index for the period March 18, 2016 through October 31, 2017.

†††	Reflects reinvested dividends net of withholding taxes.

31

IDHD	Manager’s Analysis
PowerShares S&P International Developed High Dividend Low Volatility Portfolio (IDHD)

As an index fund, the PowerShares S&P International Developed High Dividend Low Volatility Portfolio (the “Fund”) is passively managed and seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P EPAC Ex-Korea Low Volatility High Dividend Index (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of 100 securities in the S&P EPAC Ex-Korea LargeMidCap Index that historically have provided high dividend yields with lower volatility. The S&P EPAC Ex-Korea LargeMidCap Index is designed to measure the large- and mid-cap segment of the equity markets of economically developed countries worldwide.

Strictly in accordance with its guidelines and mandated procedures, S&P DJI identifies from the S&P EPAC Ex-Korea LargeMidCap Index the 300 securities, excluding U.S. and South Korean securities, with the highest dividend yields over the past 12 months, with no one country and no one sector within the S&P EPAC Ex-Korea LargeMidCap Index allowed to contribute more than 20 securities and 25 securities, respectively. From those securities, S&P DJI selects for inclusion in the Index the 100 securities with the lowest volatility over the past 12 months. The Index Provider weights each of the constituent securities in the Index by its dividend yield, with the highest dividend-yielding securities receiving the highest weights. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index.

During the fiscal period from the Fund’s inception (December 1, 2016) through October 31, 2017, on a market price basis, the Fund returned 18.16%. On a net asset value (“NAV”) basis, the Fund returned 17.22%. During the same time period, the Index returned 17.44%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 25.84%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 930 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities market in developed countries outside the U.S.

Relative to the Benchmark Index, the Fund was underweight both in the real estate and financials sectors during the fiscal year ended October 31, 2017, which contributed to the Fund’s underperformance.

For the fiscal period ended October 31, 2017, the financials sector contributed most significantly to the Fund’s return, followed by the real estate and industrials sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Venture Corporation Limited, an industrial company (no longer held at fiscal year-end), and Abertis Infraestructuras SA, an industrials company (portfolio average weight of 1.00%). Positions that detracted most significantly from the Fund’s return included Vivendi SA, a consumer discretionary company (portfolio average weight of 0.61%), and Engie SA, a utilities company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Real Estate	24.2
Financials	23.8
Utilities	13.8
Industrials	12.4
Telecommunication Services	8.3
Consumer Staples	5.8
Energy	3.4
Health Care	3.2
Consumer Discretionary	2.2
Materials	1.7
Information Technology	1.0
Other Assets Less Liabilities	0.2

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2017
Security
National Australia Bank Ltd.	1.6
Telia Co. AB	1.4
Total SA	1.4
Swedish Match AB	1.4
Zurich Insurance Group AG	1.4
Swedbank AB, Class A	1.4
Westpac Banking Corp.	1.4
Ascendas Real Estate Investment Trust	1.3
SSE PLC	1.3
Tryg A/S	1.3
Total	13.9

32

PowerShares S&P International Developed High Dividend Low Volatility Portfolio (IDHD) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

Fund Inception†
Index	Cumulative
S&P EPAC Ex. Korea Low Volatility High Dividend Index (Net)††	17.44%
MSCI EAFE® Index (Net)††	25.84
Fund
NAV Return	17.22
Market Price Return	18.16

Fund Inception: December 1, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

33

IDLV	Manager’s Analysis
PowerShares S&P International Developed Low Volatility Portfolio (IDLV)

As an index fund, the PowerShares S&P International Developed Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI International Developed Low Volatility IndexTM (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 200 of the least volatile stocks of the S&P Developed ex U.S. and South Korea LargeMidCap Index. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. Strictly in accordance with its guidelines and mandated procedures, the Index Provider determines which securities are the least volatile over the past 12 months of companies in the S&P Developed ex U.S. and South Korea LargeMidCap Index for inclusion in the Index. Historically, the S&P Developed ex U.S. and South Korea LargeMidCap Index has included all publicly listed equity securities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 17.38%. On a net asset value (“NAV”) basis, the Fund returned 17.59%. During the same time period, the Index returned 17.75%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund partially offset by revenue generated by the securities lending program in which the Fund participated during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 23.44%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 930 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the international equity markets. The performance of the Fund differed from the Benchmark Index in part because the Fund employs a volatility driven weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the real estate sector and most underweight in the health care sector during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its allocation to the real estate sector. For the fiscal year ended October 31, 2017, the financials sector contributed most significantly to the Fund’s return, followed by the industrials and consumer staples sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included Aeroports de Paris SA, an airport services company (portfolio average weight of 0.52%), and DBS Group Holdings Ltd, a diversified banks company (portfolio average weight of 0.51%). Positions that detracted most significantly from the Fund’s return included Veolia Environnement SA, a multi-utilities company (no longer held at fiscal year-end), and Singapore Press Holdings Limited, a publishing company (portfolio average weight of 0.50%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Financials	23.4
Industrials	18.6
Real Estate	16.8
Consumer Staples	11.4
Utilities	7.7
Consumer Discretionary	6.5
Telecommunication Services	6.3
Energy	2.8
Health Care	2.2
Materials	2.0
Information Technology	2.0
Money Market Fund Plus Other Assets Less Liabilities	0.3

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
MAN SE	1.1
Emera, Inc.	0.8
Intact Financial Corp.	0.7
BCE, Inc.	0.7
Royal Bank of Canada	0.7
TELUS Corp.	0.7
Singapore Exchange Ltd.	0.7
Canadian Imperial Bank of Commerce	0.7
Bank of Nova Scotia (The)	0.6
Groupe Bruxelles Lambert SA	0.6
Total	7.3

*	Excluding money market fund holdings.

34

PowerShares S&P International Developed Low Volatility Portfolio (IDLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P BMI International Developed Low Volatility™ Index (Net)††	17.75%	5.27%	16.67%	7.17%	41.38%	8.62%	61.55%
MSCI EAFE® Index (Net)††	23.44	6.08	19.37	8.53	50.55	9.22	66.76
Fund
NAV Return	17.59	5.14	16.21	7.01	40.29	8.47	60.23
Market Price Return	17.38	4.86	15.29	7.04	40.52	8.38	59.50

Fund Inception: January 13, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through February 28, 2019. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% (0.25% after fee waiver) is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

35

IDMO	Manager’s Analysis
PowerShares S&P International Developed Momentum Portfolio (IDMO)

As an index fund, PowerShares S&P International Developed Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P Momentum Developed ex-U.S. and South Korea LargeMidCap IndexTM (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of companies that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of constituents of the S&P Developed ex-U.S. & South Korea LargeMidCap Index (the “Developed ex-U.S. & South Korea Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Developed ex-U.S. & South Korea Index. The Developed ex-U.S. & South Korea Index is composed of stocks that represent the top 85% of float-adjusted market capitalization companies in each developed country (excluding the United States and South Korea) represented in that index. In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Developed ex-U.S. & South Korea Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. The Index Provider then ranks all the stocks in descending order by momentum score and selects the top 20% for inclusion in the Index. The Index uses a modified market capitalization-weighted strategy, as the Index Provider weights component securities by multiplying their market capitalization and their momentum score. The Fund generally will invest in all of the securities comprising the Index in proportion to their weighting in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 22.19%. On a net asset value (“NAV”) basis, the Fund returned 22.57%. During the same time period, the Index returned 23.09%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period, as well as trading costs around the semi-annual rebalances during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 23.44%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 930 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the international equity market.

Relative to the Benchmark Index, the Fund was most overweight in the materials sector and most underweight in the health care sector during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to fees and expenses that the Fund incurred, trading expenses incurred by the Fund as part of its semi-annual rebalance process and its underweight position in the materials, energy and utilities sectors.

For the fiscal year ended October 31, 2017, the financials sector contributed most significantly to the Fund’s return, followed by the industrials and information technology sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included HSBC Holdings plc, a diversified banks company (portfolio average weight of 3.52%), and British American Tobacco p.l.c., a tobacco company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included National Grid plc, a multi-utilities company (no longer held at fiscal year-end), and Wheaton Precious Metals Corp., a silver company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Financials	48.9
Industrials	14.2
Consumer Discretionary	11.2
Information Technology	10.8
Materials	7.8
Health Care	2.0
Telecommunication Services	1.9
Consumer Staples	1.4
Energy	0.8
Real Estate	0.7
Utilities	0.2
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2017
Security
HSBC Holdings PLC	7.0
Allianz SE	3.4
Banco Santander SA	2.8
Royal Bank of Canada	2.5
ING Groep NV	2.3
LVMH Moet Hennessy Louis Vuitton SE	2.1
BNP Paribas SA	2.1
SoftBank Group Corp.	1.7
Bank of Nova Scotia (The)	1.6
Glencore PLC	1.5
Total	27.0

36

PowerShares S&P International Developed Momentum Portfolio (IDMO) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended—S&P Momentum Developed ex-US and South Korea LargeMidCap Index (Net)††,†††	23.09%	3.04%	9.40%	7.26%	41.96%	4.60%	29.12%
MSCI EAFE® Index (Net)†††	23.44	6.08	19.37	8.53	50.55	7.35	49.63
Fund
NAV Return	22.57	2.59	7.98	6.82	39.06	4.14	25.95
Market Price Return	22.19	1.95	5.96	6.56	37.42	3.89	24.24

Fund Inception: February 24, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through February 28, 2019. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.36% (0.26% after fee waiver) includes the unitary management fee of 0.35% and other expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended—S&P Momentum Developed ex-U.S. and South Korea LargeMidCap Index is comprised of the performance of the S&P BMI International Developed High Beta IndexTM, the Fund’s underlying index, from Fund inception through the conversion date, March 18, 2016, followed by the performance of the Index for the period March 18, 2016 through October 31, 2017.

†††	Reflects reinvested dividends net of withholding taxes.

37

XMLV	Manager’s Analysis
PowerShares S&P MidCap Low Volatility Portfolio (XMLV)

As an index fund, the PowerShares S&P MidCap Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P MidCap 400® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, S&P DJI selects for inclusion in the Index 80 securities that it has determined have the lowest volatility over the past 12 months out of the 400 medium capitalization range securities that are contained in the S&P MidCap 400® Index (the “Benchmark Index”). Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. S&P DJI weights the 80 securities within the Index based upon the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 19.69%. On a net asset value (“NAV”) basis, the Fund returned 19.76%. During the same time period, the Index returned 20.09%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 23.48%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 400 mid-cap securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. mid-cap equity market. The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that is a subset of the Benchmark Index, consisting of the 80 securities within the Benchmark Index that have the lowest realized volatility over the past 12 months.

Relative to the Benchmark Index, the Fund was most overweight in the real estate sector and most underweight in the information technology sector during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its allocation to the real estate sector.

For the fiscal year ended October 31, 2017, the financials sector contributed most significantly to the Fund’s return, followed by the industrials and utilities sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included NVR, Inc., a homebuilding company (no longer held at fiscal year-end), and National Instruments Corporation, an electronic equipment manufacturers company (portfolio average weight of 1.32%). Positions that detracted most significantly from the Fund’s return included Tanger Factory Outlet Centers, Inc., a retail REITs company (no longer held at fiscal year-end), and Taubman Centers, Inc., a retail REITs company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Utilities	18.9
Financials	18.8
Real Estate	16.0
Industrials	11.5
Materials	10.0
Consumer Discretionary	9.5
Information Technology	8.3
Health Care	4.8
Consumer Staples	2.2
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2017
Security
Westar Energy, Inc.	1.7
Brown & Brown, Inc.	1.7
Jack Henry & Associates, Inc.	1.7
W.R. Berkley Corp.	1.5
Broadridge Financial Solutions, Inc.	1.5
Reinsurance Group of America, Inc.	1.5
American Financial Group, Inc.	1.5
RenaissanceRe Holdings Ltd.	1.5
FactSet Research Systems, Inc.	1.4
National Instruments Corp.	1.4
Total	15.4

38

PowerShares S&P MidCap Low Volatility Portfolio (XMLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P MidCap 400® Low Volatility Index	20.09%	14.56%	50.35%	15.43%	96.40%
S&P MidCap 400® Index	23.48	10.71	35.70	12.88	76.87
Fund
NAV Return	19.76	14.23	49.06	15.09	93.78
Market Price Return	19.69	14.23	49.04	15.09	93.78

Fund Inception: February 15, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

39

XSHD	Manager’s Analysis
PowerShares S&P SmallCap High Dividend Low Volatility Portfolio (XSHD)

As an index fund, the PowerShares S&P SmallCap High Dividend Low Volatility Portfolio (the “Fund”) is passively managed and seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Low Volatility High Dividend Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of 60 securities in the S&P SmallCap 600® Index (the “Benchmark Index”) that historically have provided high dividend yields with lower volatility. Strictly in accordance with its guidelines and mandated procedures, S&P DJI identifies from the Benchmark Index the 90 securities with the highest dividend yields over the past 12 months, with no one sector within the Benchmark Index allowed to contribute more than 10 securities. From those securities, S&P DJI selects for inclusion in the Index the 60 securities with the lowest volatility over the past 12 months. The Index Provider weights each of the constituent securities in the Index by its dividend yield, with the highest dividend-yielding securities receiving the highest weights. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index.

During the fiscal period from the Fund’s inception (December 1, 2016) through October 31, 2017, on a market price basis, the Fund returned 6.34%. On a net asset value basis, the Fund returned 6.26%. During the same time period, the Index returned 6.62%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 14.14%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap equity market. The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that is a subset of the Benchmark Index, consisting of the 60 securities within the Benchmark Index that historically have provided high dividend yields with lower volatility.

Relative to the Benchmark Index, the Fund was most overweight in the real estate sector and most underweight in the industrials sector during the fiscal period ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection within the financials and industrials sectors.

For the fiscal period ended October 31, 2017, the utilities sector contributed most significantly to the Fund’s return, followed by the materials sector and real estate sector, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included GEO Group Inc., a real estate company, (no longer held at fiscal year-end) and Greenhill & Company, Inc., a financials company (portfolio average weight of 1.76%). Positions that detracted most significantly from the Fund’s return included R.R. Donnelley & Sons Company, an industrials company (no longer held at fiscal year-end) and Cato Corporation Class A, a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Financials	24.6
Real Estate	22.2
Utilities	9.3
Consumer Staples	8.0
Information Technology	7.1
Consumer Discretionary	7.1
Telecommunication Services	6.8
Materials	6.8
Industrials	5.8
Health Care	2.3
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2017
Security
New Media Investment Group, Inc.	3.6
DineEquity, Inc.	3.4
Government Properties Income Trust	3.2
Consolidated Communications Holdings, Inc.	3.1
AMERISAFE, Inc.	3.0
Chesapeake Lodging Trust	3.0
Apollo Commercial Real Estate Finance, Inc.	2.9
Independence Realty Trust, Inc.	2.9
Lexington Realty Trust	2.8
Greenhill & Co., Inc.	2.8
Total	30.7

40

PowerShares S&P SmallCap High Dividend Low Volatility Portfolio (XSHD) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

Fund Inception†
Index	Cumulative
S&P SmallCap 600® Low Volatility High Dividend Index	6.62%
S&P SmallCap 600® Index	14.14
Fund
NAV Return	6.26
Market Price Return	6.34

Fund Inception: December 1, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

41

XSLV	Manager’s Analysis
PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)

As an index fund, the PowerShares S&P SmallCap Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects for inclusion in the Index the 120 securities that it has determined have the lowest volatility over the past 12 months out of the 600 small capitalization range securities that are contained in the S&P SmallCap 600® Index (the “Benchmark Index”). Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. S&P DJI weights the 120 securities within the Index based upon the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the index.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 25.06%. On a net asset value (“NAV”) basis, the Fund returned 25.05%. During the same time period, the Index returned 25.31%. During the fiscal year, the Fund fully replicated the component of the index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 27.93%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap equity market. The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that is a subset of the Benchmark Index, consisting of the 120 securities within the Benchmark Index that have the lowest realized volatility over the past 12 months.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the consumer discretionary sector during the fiscal year ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to allocation to the real estate sector.

For the fiscal year ended October 31, 2017, the financials sector contributed most significantly to the Fund’s return, followed by the industrials and real estate sectors, respectively. The telecommunication services sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included PetMed Express, Inc., a catalog retail company (no longer held at fiscal year-end) and Green Dot Corporation Class A, a consumer finance company (portfolio average weight of 0.81%). Positions that detracted most significantly from the Fund’s return included DineEquity, Inc., a restaurants company (no longer held at fiscal year-end) and NIC Inc., an internet software & services company (portfolio average weight of 0.68%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Financials	29.4
Industrials	19.9
Real Estate	18.6
Information Technology	9.1
Utilities	5.6
Materials	4.8
Consumer Discretionary	4.6
Health Care	4.3
Consumer Staples	3.7
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Safety Insurance Group, Inc.	1.2
Simpson Manufacturing Co., Inc.	1.2
Medifast, Inc.	1.1
Apollo Commercial Real Estate Finance, Inc.	1.1
Interactive Brokers Group, Inc., Class A	1.1
Plexus Corp.	1.1
Oritani Financial Corp.	1.1
ALLETE, Inc.	1.1
Kaman Corp.	1.0
Spire, Inc.	1.0
Total	11.0

*	Excluding money market fund holdings.

42

PowerShares S&P SmallCap Low Volatility Portfolio (XSLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P SmallCap 600® Low Volatility Index	25.31%	14.88%	51.63%	16.51%	105.22%
S&P SmallCap 600® Index	27.93	11.85	39.93	14.35	87.94
Fund
NAV Return	25.05	14.61	50.53	16.18	102.59
Market Price Return	25.06	14.67	50.76	16.17	102.50

Fund Inception: February 15, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

43

XSHQ	Manager’s Analysis
PowerShares S&P SmallCap Quality Portfolio (XSHQ)

As an index fund, the PowerShares S&P SmallCap Quality Portfolio (the “Fund”) is passively managed and seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Quality Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of 120 securities in the S&P SmallCap 600® Index (the “Benchmark Index”) that are of the highest quality—that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances. The Benchmark Index is designed to measure the small-capitalization segment of the U.S. equity market.

Strictly in accordance with its guidelines and mandated procedures, S&P DJI first calculates the quality score of each security in the Benchmark Index. Based on their criteria, S&P DJI selects the 120 stocks with the highest quality score for inclusion in the Index. S&P DJI weights each component stock of the Index by the total of its quality score multiplied by its market capitalization; stocks with higher scores receive relatively greater weights. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index.

During the fiscal period from the Fund’s inception (April 6, 2017) through October 31, 2017, on a market price basis, the Fund returned 7.54%. On a net asset value (“NAV”) basis, the Fund returned 7.33%. During the same time period, the Index returned 7.53%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 10.93%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that is a subset of the Benchmark Index, consisting of the 120 securities within the Benchmark Index that have the highest quality score. Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the real estate sector during the fiscal period ended October 31, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection within and allocation to the consumer discretionary sector.

For the fiscal period ended October 31, 2017, the industrials sector contributed most significantly to the Fund’s return, followed by the financials and information technology sectors, respectively. No sectors detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Advanced Energy Industries, Inc., an information technology company (portfolio average weight of 2.71%), and Trex Company, Inc., an industrials company (portfolio average weight of 1.84%). Positions that detracted most significantly from the Fund’s return included iRobot Corporation, a consumer discretionary company (portfolio average weight of 0.72%), and MicroStrategy Incorporated Class A, an information technology company (portfolio average weight of 1.31%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Industrials	26.6
Consumer Discretionary	21.4
Financials	16.9
Information Technology	15.5
Health Care	9.1
Consumer Staples	5.2
Materials	3.3
Real Estate	1.5
Energy	0.3
Telecommunication Services	0.2
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2017
Security
Trex Co., Inc.	2.6
Advanced Energy Industries, Inc.	2.5
Healthcare Services Group, Inc.	2.5
Evercore, Inc., Class A	2.4
Chemed Corp.	2.4
LCI Industries	2.0
First Financial Bankshares, Inc.	1.9
ICU Medical, Inc.	1.9
WageWorks, Inc.	1.8
Community Bank System, Inc.	1.8
Total	21.8

44

PowerShares S&P SmallCap Quality Portfolio (XSHQ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

Fund Inception†
Index	Cumulative
S&P SmallCap 600® Quality Index	7.53%
S&P 600® Index	10.93
Fund
NAV Return	7.33
Market Price Return	7.54

Fund Inception: April 6, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

45

Schedule of Investments

PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.7%
	Australia—5.5%
8,574	AGL Energy Ltd.	$166,128
25,803	ALS Ltd.	154,912
97,012	Alumina Ltd.	174,058
12,768	Amcor Ltd.	155,071
23,213	APA Group	152,356
9,714	Aristocrat Leisure Ltd.	175,405
3,763	ASX Ltd.	155,747
118,198	AusNet Services	160,412
7,510	BHP Billiton Ltd.	152,825
8,566	BHP Billiton PLC	154,987
30,834	Boral Ltd.	169,040
6,158	Caltex Australia Ltd.	161,764
4,890	CIMIC Group Ltd.	181,284
1,318	Cochlear Ltd.	177,781
14,638	Computershare Ltd.	174,865
17,729	Crown Resorts Ltd.	157,823
1,599	CSL Ltd.	170,333
21,445	Dexus REIT	160,648
28,883	Downer EDI Ltd.	154,801
30,975	DuluxGroup Ltd.	175,038
4,253	Flight Centre Travel Group Ltd.	152,614
24,807	Goodman Group REIT	159,014
50,408	Harvey Norman Holdings Ltd.(a)	146,098
12,406	LendLease Group	154,194
31,828	Macquarie Atlas Roads Group	145,449
8,318	Magellan Financial Group Ltd.	154,790
88,650	Mirvac Group REIT	163,814
9,000	Newcrest Mining Ltd.	154,646
10,117	Orica Ltd.	161,893
25,358	OZ Minerals Ltd.	156,518
35,956	Qantas Airways Ltd.	169,551
3,011	Ramsay Health Care Ltd.	154,474
92,225	Shopping Centres Australasia Property Group REIT	166,177
9,392	Sonic Healthcare Ltd.	156,773
46,426	Stockland REIT	160,899
27,794	Sydney Airport	151,522
50,040	Tatts Group Ltd.	159,995
56,039	Telstra Corp. Ltd.	152,106
16,913	Transurban Group	157,302
14,204	Treasury Wine Estates Ltd.	170,443
78,497	Vicinity Centres REIT	159,497
4,826	Wesfarmers Ltd.	154,674
58,761	Whitehaven Coal Ltd.(b)	168,055
7,135	Woodside Petroleum Ltd.	168,117
7,910	Woolworths Ltd.	156,962
15,347	WorleyParsons Ltd.(b)	164,860

		7,405,715

	Austria—0.5%
3,001	ANDRITZ AG	169,696
16,968	Telekom Austria AG, Class A	159,163
5,531	Vienna Insurance Group AG Wiener Versicherung Gruppe	162,147
3,147	voestalpine AG	173,168

		664,174

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Belgium—1.5%
971	Ackermans & van Haaren NV	$166,338
3,516	Ageas	170,577
5,854	bpost SA	165,137
2,941	Colruyt SA	150,441
1,603	Groupe Bruxelles Lambert SA	172,138
1,989	KBC Group NV	165,231
4,633	Proximus SADP	153,875
1,125	Sofina SA	169,194
1,128	Solvay SA	167,609
2,411	Telenet Group Holding NV(b)	166,780
2,370	UCB SA	172,531
4,370	Umicore SA	195,335

		2,015,186

	Canada—3.9%
3,190	Agnico Eagle Mines Ltd.	142,537
1,673	Agrium, Inc.	182,277
3,426	Alimentation Couche-Tard, Inc., Class B	160,762
9,096	Barrick Gold Corp.	131,525
3,438	BCE, Inc.	158,872
17,694	BlackBerry Ltd.(b)	193,809
4,138	Brookfield Asset Management, Inc., Class A	173,725
2,022	Canadian National Railway Co.	162,830
1,384	Canadian Tire Corp. Ltd., Class A	169,953
5,254	Canadian Utilities Ltd., Class A	158,790
7,484	CI Financial Corp.	166,505
296	Constellation Software, Inc.	168,535
4,100	Enbridge, Inc.	157,690
4,475	Fortis, Inc.	164,927
2,002	Franco-Nevada Corp.	159,216
1,883	George Weston Ltd.	158,224
11,934	Goldcorp, Inc.	155,991
5,906	Great-West Lifeco, Inc.	164,475
8,829	Hydro One Ltd.(c)	156,225
5,545	Imperial Oil Ltd.	179,930
1,984	Intact Financial Corp.	162,294
4,958	Metro, Inc.	156,190
5,084	Pembina Pipeline Corp.	168,205
9,426	Potash Corp. of Saskatchewan, Inc.	183,606
8,573	RioCan Real Estate Investment Trust REIT	162,735
3,134	Rogers Communications, Inc., Class B	162,741
4,850	Saputo, Inc.	175,248
7,334	Shaw Communications, Inc., Class B	167,605
4,523	TELUS Corp.	163,924
3,228	TransCanada Corp.	153,374
2,458	Waste Connections, Inc.	173,801
7,893	Wheaton Precious Metals Corp.	163,909

		5,260,430

	Chile—0.1%
12,229	Antofagasta PLC	155,006

	China—1.3%
8,875	AAC Technologies Holdings, Inc.	162,443
521,088	China Travel International Investment Hong Kong Ltd.	193,025

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
173,674	Semiconductor Manufacturing International Corp.(b)	$266,239
720,328	Shougang Fushan Resources Group Ltd.	155,112
697,816	Shui On Land Ltd.	172,625
122,608	Tingyi Cayman Islands Holding Corp.	193,299
240,456	Towngas China Co. Ltd.	197,252
191,125	Uni-President China Holdings Ltd.	159,724
246,106	Want Want China Holdings Ltd.	201,255

		1,700,974

	Denmark—1.5%
1,421	Carlsberg A/S, Class B	162,286
1,897	Chr. Hansen Holding A/S	166,013
1,994	Coloplast A/S, Class B	175,438
4,201	Danske Bank A/S	160,277
2,304	DSV A/S	178,185
698	Genmab A/S(b)	140,964
4,196	ISS A/S	177,625
2,712	Jyske Bank A/S	153,271
1,532	Pandora A/S	144,623
27,393	TDC A/S	161,975
7,061	Tryg A/S	168,135
1,789	Vestas Wind Systems A/S	157,822

		1,946,614

	Finland—1.4%
3,743	Elisa Oyj	150,827
9,097	Fortum Oyj	193,193
4,200	Huhtamaki Oyj	178,978
3,032	Kesko Oyj, Class B	154,884
3,010	Kone Oyj, Class B	162,947
4,928	Metso Oyj	179,173
3,707	Neste Oyj	206,552
3,867	Nokian Renkaat Oyj	177,356
3,094	Sampo Oyj, Class A	162,124
12,435	Stora Enso Oyj, Class R	194,549
2,367	Wartsila Oyj Abp	152,486

		1,913,069

	France—5.4%
916	Aeroports de Paris	154,302
1,470	Air Liquide SA	187,174
1,945	Airbus Group SE	198,826
4,595	Alstom SA	185,961
1,501	Arkema SA	189,635
2,000	bioMerieux	156,895
35,180	Bollore SA	170,079
6,870	Bureau Veritas SA	184,034
8,103	Carrefour SA	163,116
1,200	Cie Generale des Etablissements Michelin	173,624
2,074	Danone SA	169,466
1,659	Dassault Systemes SE	176,200
6,045	Edenred	174,293
1,582	Eiffage SA	165,294
15,457	Electricite de France SA	202,395
1,296	Essilor International SA	164,113
1,374	Euler Hermes Group	159,440

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	France (continued)
5,620	Eutelsat Communications SA	$140,826
1,652	Fonciere des Regions REIT	168,259
310	Hermes International	160,903
1,838	ICADE REIT	160,588
632	Iliad SA	157,815
1,645	Ingenico Group SA	159,708
1,218	Ipsen SA	147,283
434	Kering	198,949
4,050	Klepierre SA REIT	161,098
2,330	Legrand SA	173,093
772	L’Oreal SA	171,819
9,608	Orange SA	157,651
1,195	Pernod Ricard SA	179,235
1,430	Remy Cointreau SA	185,745
2,511	Rubis SCA	157,609
1,682	Safran SA	177,193
1,682	Sanofi	159,283
2,230	Sartorius Stedim Biotech	151,999
1,359	Societe BIC SA	143,546
8,607	Suez	151,404
1,188	Teleperformance	173,549
1,476	Thales SA	153,858
3,158	Total SA	176,109
6,958	Veolia Environnement SA	164,870
7,127	Vivendi SA	177,053
5,643	Zodiac Aerospace	161,387

		7,245,679

	Germany—5.1%
728	adidas AG	162,026
765	Allianz SE	177,658
1,685	BASF SE	183,771
1,276	Bayer AG	166,039
1,530	Beiersdorf AG	171,643
3,080	Brenntag AG	174,433
2,079	Covestro AG(c)	199,470
1,527	Deutsche Boerse AG	157,751
6,532	Deutsche Lufthansa AG	208,499
3,940	Deutsche Post AG	180,475
9,053	Deutsche Telekom AG	164,944
3,851	Deutsche Wohnen AG-BR	164,039
5,038	Evonik Industries AG	183,583
1,965	Fielmann AG	172,257
1,657	Fraport AG Frankfurt Airport Services Worldwide	157,244
1,750	Fresenius Medical Care AG & Co. KGaA	169,250
1,934	Fresenius SE & Co. KGaA	161,564
3,370	FUCHS PETROLUB SE	167,851
1,348	Hannover Rueck SE	169,049
503	Henkel AG & Co. KGaA	63,402
765	Henkel AG & Co. KGaA (Preference Shares)	107,388
929	HOCHTIEF AG	163,959
2,191	LANXESS AG	171,215
1,616	LEG Immobilien AG	164,159
853	Linde AG	184,232
1,455	MAN SE	160,822
1,489	Merck KGaA	159,393

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Germany (continued)
1,167	MTU Aero Engines AG	$196,787
790	Muenchener Rueckversicherungs-Gesellschaft AG In Muenchen	176,746
1,989	OSRAM Licht AG	152,186
398	Puma SE	180,174
250	Rational AG	163,967
1,645	Sartorius AG (Preference Shares)	153,327
7,683	Suedzucker AG	152,155
2,231	Symrise AG	173,639
3,951	Talanx AG	155,181
9,677	TUI AG	174,768
2,754	United Internet AG	174,241
3,866	Vonovia SE	170,060
1,274	Wacker Chemie AG	198,801
1,916	Wirecard AG	188,719

		6,876,867

	Hong Kong—5.4%
13,179	ASM Pacific Technology Ltd.	191,727
51,911	Cafe de Coral Holdings Ltd.	159,689
221,461	Champion REIT	159,812
1,934,506	China Oceanwide Holdings Ltd.(b)	161,172
157,922	Chow Tai Fook Jewellery Group Ltd.	164,970
17,779	CK Infrastructure Holdings Ltd.	154,733
15,421	CLP Holdings Ltd.	156,843
72,448	Dah Sing Banking Group Ltd.	160,277
22,618	Dah Sing Financial Holdings Ltd.	151,911
20,116	Dairy Farm International Holdings Ltd.	164,549
281,808	Esprit Holdings Ltd.(b)	170,491
202,577	First Pacific Co. Ltd.	154,235
1,823,984	Global Brands Group Holding Ltd.(b)	212,749
29,696	Great Eagle Holdings Ltd.	163,481
7,057	Hang Seng Bank Ltd.	167,068
86,504	Hong Kong & China Gas Co. Ltd.	163,876
22,032	Hongkong Land Holdings Ltd.	159,732
266,165	Hopewell Highway Infrastructure Ltd.	165,121
41,668	Hopewell Holdings Ltd.	159,957
267,248	Huabao International Holdings Ltd.	173,329
358,484	Hutchison Port Holdings Trust	154,148
445,753	Hutchison Telecommunications Hong Kong Holdings Ltd.	159,977
2,460	Jardine Matheson Holdings Ltd.	157,588
3,700	Jardine Strategic Holdings Ltd.	155,178
44,540	Johnson Electric Holdings Ltd.	179,546
114,457	Kerry Logistics Network Ltd.	157,855
361,176	Li & Fung Ltd.	181,935
122,763	Lifestyle International Holdings Ltd.	168,367
19,905	Link REIT	167,240
28,006	MTR Corp. Ltd.	162,254
85,286	NWS Holdings Ltd.	172,500
293,042	PCCW Ltd.	161,511
446,679	Sa Sa International Holdings Ltd.	162,027
377,336	Shun Tak Holdings Ltd.	162,507
186,788	SJM Holdings Ltd.	160,409
177,208	Sun Art Retail Group Ltd.	178,984
12,196	Swire Pacific Ltd., Class A	120,447
21,552	Swire Pacific Ltd., Class B	37,238

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong (continued)
47,200	Swire Properties Ltd.	$159,414
31,707	Techtronic Industries Co. Ltd.	185,931
48,809	Television Broadcasts Ltd.	184,556
283,182	Texwinca Holdings Ltd.	170,959
11,643	VTech Holdings Ltd.	165,501
155,975	WH Group Ltd.(c)	157,938
42,150	Yue Yuen Industrial Holdings Ltd.	161,538

		7,301,270

	Indonesia—0.1%
560,717	Golden Agri-Resources Ltd.	162,568

	Ireland—0.7%
4,664	CRH PLC	175,525
8,735	Glanbia PLC	168,817
1,755	Kerry Group PLC, Class A	176,746
1,857	Paddy Power Betfair PLC	190,006
5,355	Smurfit Kappa Group PLC	159,575

		870,669

	Israel—3.3%
12,693	Airport City Ltd.(b)	162,678
15,714	Alony Hetz Properties & Investments Ltd.	162,429
30,290	Amot Investments Ltd.	178,531
2,829	Azrieli Group Ltd.	159,671
24,228	Bank Hapoalim BM	171,499
31,129	Bank Leumi Le-Israel BM	172,158
110,718	Bezeq The Israeli Telecommunication Corp. Ltd.	165,362
21,605	Delek Automotive Systems Ltd.	162,260
852	Delek Group Ltd.	139,834
1,185	Elbit Systems Ltd.	175,705
8,925	First International Bank of Israel Ltd.	169,449
2,126	Frutarom Industries Ltd.	175,068
16,741	Gazit-Globe Ltd.	159,160
26,501	Harel Insurance Investments & Financial Services Ltd.	181,039
65,405	Israel Discount Bank Ltd., Class A(b)	173,726
3,223	Melisron Ltd.	168,176
165,702	Migdal Insurance & Financial Holding Ltd.	192,507
9,150	Mizrahi Tefahot Bank Ltd.	165,118
2,106	Nice Ltd.	173,601
350,896	Oil Refineries Ltd.	180,307
1,026	Paz Oil Co. Ltd.	167,576
36,767	Phoenix Holdings Ltd. (The)(b)	182,138
70,747	Shikun & Binui Ltd.	167,377
30,058	Shufersal Ltd.	191,080
8,827	Strauss Group Ltd.	179,499
5,513	Tower Semiconductor Ltd.(b)	182,749

		4,458,697

	Italy—2.2%
97,221	A2A SpA	167,055
5,084	Atlantia SpA	165,833
6,680	Buzzi Unicem SpA	186,220
12,064	Buzzi Unicem SpA RSP	191,274
22,544	Davide Campari-Milano SpA	180,687
26,976	Enel SpA	167,342
10,418	Eni SpA	170,396

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Italy (continued)
1,426	Ferrari NV	$170,939
2,839	Luxottica Group SpA	162,851
5,750	Moncler SpA	163,308
44,538	Parmalat SpA	168,625
22,470	Poste Italiane SpA(c)	164,257
5,191	Prysmian SpA	178,999
3,812	Recordati SpA	177,232
5,688	Salvatore Ferragamo SpA	149,355
33,525	Snam SpA	171,295
27,634	Terna Rete Elettrica Nazionale SpA	166,756

		2,902,424

	Japan—31.2%
3,147	ABC-Mart, Inc.	158,416
7,356	Adastria Co. Ltd.	159,769
11,056	Aeon Co. Ltd.	170,321
9,100	Aeon Mall Co. Ltd.	161,370
4,980	Aica Kogyo Co. Ltd.	173,114
2,233	Ain Holdings, Inc.	152,299
3,256	Aisin Seiki Co. Ltd.	167,342
8,314	Ajinomoto Co., Inc.	166,565
8,686	Alfresa Holdings Corp.	165,189
4,400	ANA Holdings, Inc.	168,287
4,444	Aoyama Trading Co. Ltd.	164,259
4,300	Aozora Bank Ltd.	167,451
2,284	Ariake Japan Co. Ltd.	174,270
3,748	Asahi Group Holdings Ltd.	170,232
3,144	Asahi Intecc Co. Ltd.	181,507
5,422	ASKUL Corp.(a)	145,535
12,981	Astellas Pharma, Inc.	172,330
3,962	Azbil Corp.	172,246
4,882	Bandai Namco Holdings, Inc.	166,486
4,216	Benesse Holdings, Inc.	142,290
13,724	Bic Camera, Inc.	168,123
4,791	Calbee, Inc.	160,852
7,070	Canon Marketing Japan, Inc.	177,201
4,687	Canon, Inc.	175,015
6,610	Capcom Co. Ltd.	167,010
1,047	Central Japan Railway Co.	189,534
12,454	Chubu Electric Power Co., Inc.	159,689
4,061	Chugai Pharmaceutical Co. Ltd.	192,990
14,164	Chugoku Electric Power Co., Inc. (The)	157,184
4,747	Coca-Cola Bottlers Japan, Inc.	165,015
13,222	Colopl, Inc.	146,148
7,856	Cosmo Energy Holdings Co. Ltd.	179,064
717	Cosmos Pharmaceutical Corp.	148,852
4,958	CyberAgent, Inc.	152,715
7,100	Dai Nippon Printing Co. Ltd.	169,018
2,700	Daido Steel Co. Ltd.	169,893
3,736	Daifuku Co. Ltd.	181,161
6,910	Daiichi Sankyo Co. Ltd.	158,110
3,370	Daiichikosho Co. Ltd.	158,372
918	Daito Trust Construction Co. Ltd.	160,244
4,631	Daiwa House Industry Co. Ltd.	168,726
7,605	DeNA Co. Ltd.	177,827
4,296	Don Quijote Holdings Co. Ltd.	179,016
1,801	East Japan Railway Co.	173,871

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
5,268	Ebara Corp.	$188,226
6,000	Electric Power Development Co. Ltd.	150,224
3,049	Ezaki Glico Co. Ltd.	168,778
2,970	Familymart UNY Holdings Co. Ltd.	168,325
860	FANUC Corp.	199,579
3,190	FP Corp.	167,038
29,696	Fuji Electric Co. Ltd.	213,514
5,844	Fuji Oil Holdings, Inc.	156,862
4,198	FUJIFILM Holdings Corp.	170,905
7,763	Fujitsu General Ltd.	147,772
5,400	Fukuyama Transporting Co. Ltd.	174,646
22,398	Gree, Inc.	151,186
54,543	GungHo Online Entertainment, Inc.(a)	146,402
5,315	Hamamatsu Photonics K.K.	170,961
4,279	Hankyu Hanshin Holdings, Inc.	165,880
8,188	Heiwa Corp.	150,530
1,303	Hikari Tsushin, Inc.	168,107
1,171	Hirose Electric Co. Ltd.	175,088
4,884	HIS Co. Ltd.	163,115
3,358	Hisamitsu Pharmaceutical Co., Inc.	184,109
6,416	Hitachi Kokusai Electric, Inc.	177,015
2,666	Horiba Ltd.	157,431
1,939	Hoshizaki Corp.	182,757
5,333	House Foods Group, Inc.	157,930
2,872	Hoya Corp.	155,163
16,505	Hulic Co. Ltd.	169,219
6,671	Idemitsu Kosan Co. Ltd.	193,443
4,800	IHI Corp.	171,715
12,452	Isuzu Motors Ltd.	180,649
4,443	Ito EN Ltd.	155,034
9,963	ITOCHU Corp.	173,430
18,141	Itoham Yonekyu Holdings, Inc.	172,581
4,762	Japan Airlines Co. Ltd.	162,184
10,580	Japan Aviation Electronics Industry Ltd.	192,177
4,737	Japan Tobacco, Inc.	156,205
33,716	JXTG Holdings, Inc.	173,046
5,188	Kagome Co. Ltd.	172,127
13,147	Kakaku.com, Inc.	179,682
3,104	Kaken Pharmaceutical Co. Ltd.	156,798
7,300	Kamigumi Co. Ltd.	173,779
15,065	Kandenko Co. Ltd.	147,826
11,651	Kansai Electric Power Co., Inc. (The)	158,672
6,416	Kansai Paint Co. Ltd.	164,141
2,634	Kao Corp.	158,462
6,003	KDDI Corp.	159,756
5,300	Keihan Holdings Co. Ltd.	161,383
7,500	Keikyu Corp.	154,383
4,000	Keio Corp.	173,546
6,827	Kewpie Corp.	169,548
379	Keyence Corp.	209,562
5,211	Kikkoman Corp.	177,934
4,200	Kintetsu Group Holdings Co. Ltd.	160,785
7,176	Kirin Holdings Co. Ltd.	170,795
2,605	Kobayashi Pharmaceutical Co. Ltd.	149,931
7,691	Koei Tecmo Holdings Co. Ltd.	152,155
5,587	Komeri Co. Ltd.	166,435

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
1,356	Kose Corp.	$163,847
7,263	K’s Holdings Corp.	166,059
5,680	Kurita Water Industries Ltd.	179,453
2,869	Kusuri NO Aoki Holdings Co. Ltd.	159,066
2,720	Kyocera Corp.	180,559
7,782	KYORIN Holdings, Inc.	159,160
9,255	Kyowa Hakko Kirin Co. Ltd.	170,065
4,055	Kyudenko Corp.	178,787
13,848	Kyushu Electric Power Co., Inc.	157,211
2,444	Lawson, Inc.	159,162
22,278	Leopalace21 Corp.	165,472
6,132	Lintec Corp.	169,449
8,229	Lion Corp.	157,584
6,245	M3, Inc.	185,487
4,049	Makita Corp.	169,258
5,508	Maruichi Steel Tube Ltd.	167,232
46,076	Mebuki Financial Group, Inc.	190,581
9,245	Medipal Holdings Corp.	170,694
5,569	Megmilk Snow Brand Co. Ltd.	155,362
2,071	MEIJI Holdings Co. Ltd.	168,771
3,583	Miraca Holdings, Inc.	166,174
6,370	MISUMI Group, Inc.	173,783
7,088	Mitsubishi Corp.	165,208
6,700	Mitsubishi Logistics Corp.	172,468
5,405	Mitsubishi Shokuhin Co. Ltd.	159,586
6,666	Mitsubishi Tanabe Pharma Corp.	146,308
10,898	Mitsui & Co. Ltd.	161,988
7,262	Miura Co. Ltd.	169,679
2,201	Mochida Pharmaceutical Co. Ltd.	160,383
5,364	MonotaRO Co. Ltd.(a)	146,810
2,887	Morinaga & Co. Ltd.	164,383
7,200	Nagoya Railroad Co. Ltd.	161,197
6,300	Nankai Electric Railway Co. Ltd.(a)	162,227
6,449	NH Foods Ltd.	185,019
6,176	Nichirei Corp.	158,273
7,039	Nihon Kohden Corp.	155,672
3,538	Nihon M&A Center, Inc.	168,447
2,300	Nippon Express Co. Ltd.	145,129
11,003	Nippon Kayaku Co. Ltd.	174,104
8,524	Nippon Paper Industries Co. Ltd.	169,235
2,365	Nippon Shinyaku Co. Ltd.	166,922
3,302	Nippon Telegraph & Telephone Corp.	159,041
12,317	Nipro Corp.	178,744
6,700	Nishi-Nippon Railroad Co. Ltd.	178,364
9,360	Nisshin Seifun Group, Inc.	163,839
12,548	Nisshin Steel Co. Ltd.	181,765
2,668	Nissin Foods Holdings Co. Ltd.	167,410
1,071	Nitori Holdings Co. Ltd.	155,094
5,700	NOF Corp.	163,531
7,884	Nomura Real Estate Holdings, Inc.	172,486
4,209	Nomura Research Institute Ltd.	177,242
7,010	NTT DoCoMo, Inc.	169,096
16,901	NTT Urban Development Corp.	173,874
13,818	Obayashi Corp.	179,976
3,160	OBIC Business Consultants Co. Ltd.	155,455
2,642	OBIC Co. Ltd.	173,684

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
8,452	Odakyu Electric Railway Co. Ltd.	$164,384
3,256	OMRON Corp.	181,096
8,050	Ono Pharmaceutical Co. Ltd.	184,017
2,202	Oriental Land Co. Ltd.	175,455
8,300	Osaka Gas Co. Ltd.	159,857
4,034	Otsuka Holdings Co. Ltd.	167,992
4,120	Paltac Corp.	162,980
6,778	Park24 Co. Ltd.	156,223
8,051	Persol Holdings Co. Ltd.	198,529
4,243	Pigeon Corp.	149,549
3,702	Pilot Corp.	186,029
5,051	Pola Orbis Holdings, Inc.	160,025
13,756	Rakuten, Inc.	146,361
8,164	Recruit Holdings Co. Ltd.	199,448
7,190	Relo Group, Inc.	177,551
28,312	Rengo Co. Ltd.	184,627
8,757	Resorttrust, Inc.	171,472
16,331	Ricoh Co. Ltd.	150,332
1,864	Rinnai Corp.	158,956
6,995	Rohto Pharmaceutical Co. Ltd.	160,732
633	Ryohin Keikaku Co. Ltd.	186,062
5,027	Sankyo Co. Ltd.	161,697
4,200	Sankyu, Inc.	172,982
10,495	Santen Pharmaceutical Co. Ltd.	166,158
5,590	Sapporo Holdings Ltd.	176,117
3,042	Sawai Pharmaceutical Co. Ltd.	172,138
2,592	SCREEN Holdings Co. Ltd.	200,964
3,769	SCSK Corp.	161,533
9,464	Sekisui House Ltd.	175,821
4,065	Seven & i Holdings Co. Ltd.	163,559
12,555	Shikoku Electric Power Co., Inc.	163,304
8,900	Shimadzu Corp.	183,906
1,318	Shimamura Co. Ltd.	146,380
3,091	Shionogi & Co. Ltd.	165,581
1,168	Shochiku Co. Ltd.	173,304
14,937	Showa Shell Sekiyu K.K.	175,095
35,901	SKY Perfect JSAT Holdings, Inc.	165,556
11,123	Skylark Co. Ltd.	165,920
480	SMC Corp.	182,656
2,012	SoftBank Group Corp.	176,127
3,693	Sohgo Security Services Co. Ltd.	176,801
60,824	Sojitz Corp.	182,531
4,120	Sony Corp.	160,007
6,800	Sotetsu Holdings, Inc.	174,563
4,660	Square Enix Holdings Co. Ltd.	187,417
5,225	Start Today Co. Ltd.	142,086
3,147	Sugi Holdings Co. Ltd.	159,524
11,496	Sumitomo Corp.	165,262
11,992	Sumitomo Dainippon Pharma Co. Ltd.	170,651
4,700	Sumitomo Metal Mining Co. Ltd.	184,310
36,524	Sumitomo Osaka Cement Co. Ltd.	166,500
3,973	Sundrug Co. Ltd.	172,549
3,561	Suntory Beverage & Food Ltd.	162,647
7,664	Suruga Bank Ltd.	173,204
4,504	Suzuken Co. Ltd.	161,522
3,256	Suzuki Motor Corp.	176,941

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
2,683	Sysmex Corp.	$182,519
3,300	Taisei Corp.	182,091
2,067	Taisho Pharmaceutical Holdings Co. Ltd.	156,621
16,860	Takara Holdings, Inc.	163,956
18,200	Takashimaya Co. Ltd.	166,255
2,919	Takeda Pharmaceutical Co. Ltd.	164,279
4,188	Terumo Corp.	173,410
5,499	TIS, Inc.	169,863
5,900	Tobu Railway Co. Ltd.	172,384
4,407	Toho Co. Ltd.	145,439
5,000	Toho Gas Co. Ltd.	139,268
11,933	Tohoku Electric Power Co., Inc.	155,634
40,354	Tokyo Electric Power Co. Holdings, Inc.(b)	164,783
1,148	Tokyo Electron Ltd.	199,584
6,100	Tokyo Gas Co. Ltd.	151,413
11,224	Tokyu Corp.	168,908
17,100	Toray Industries, Inc.	172,084
4,315	TOTO Ltd.	209,997
4,430	Toyo Suisan Kaisha Ltd.	169,785
9,000	Toyobo Co. Ltd.	172,586
8,236	Toyota Boshoku Corp.	164,677
3,560	Trend Micro, Inc.	189,545
4,334	Tsumura & Co.	160,575
1,381	Tsuruha Holdings, Inc.	170,513
8,080	TV Asahi Holdings Corp.	161,842
6,961	Unicharm Corp.	157,592
8,349	USS Co. Ltd.	167,524
4,129	Welcia Holdings Co. Ltd.	156,250
2,312	West Japan Railway Co.	162,225
35,583	Yahoo! Japan Corp.	158,766
2,380	Yakult Honsha Co. Ltd.	195,628
30,166	Yamada Denki Co. Ltd.	159,816
7,622	Yamato Holdings Co. Ltd.	155,049
8,573	Yamazaki Baking Co. Ltd.	153,911
5,364	Yaskawa Electric Corp.	190,712
4,049	Zenkoku Hosho Co. Ltd.	165,694
8,644	Zensho Holdings Co. Ltd.	159,826

		41,877,683

	Luxembourg—0.5%
287	Eurofins Scientific SE	179,541
70,358	L’Occitane International SA	133,650
7,141	SES SA FDR, Class A	116,132
12,217	Tenaris SA	167,228

		596,551

	Netherlands—1.3%
28,619	Aegon NV	168,965
1,786	Akzo Nobel NV	161,746
2,545	Exor NV	163,212
3,025	Gemalto NV	119,745
1,656	Heineken Holding NV	153,754
1,558	Heineken NV	151,842
2,152	Koninklijke DSM NV	183,611
46,204	Koninklijke KPN NV	159,538
3,859	Koninklijke Vopak NV	167,122
4,117	NN Group NV	172,468

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Netherlands (continued)
3,741	Wolters Kluwer NV	$183,388

		1,785,391

	New Zealand—0.9%
63,790	Air New Zealand Ltd.	144,208
40,810	Contact Energy Ltd.	160,752
168,689	Kiwi Property Group Ltd.	153,118
66,199	Mercury NZ Ltd.	149,200
77,194	Meridian Energy Ltd.	150,713
25,079	Ryman Healthcare Ltd.	159,777
80,188	Sky Network Television Ltd.	137,332
58,170	Spark New Zealand Ltd.	146,646

		1,201,746

	Norway—0.9%
8,943	AKER BP ASA	205,270
9,336	Gjensidige Forsikring ASA	175,380
8,399	Marine Harvest ASA	163,732
22,664	Norsk Hydro ASA	174,927
15,900	Orkla ASA	155,368
3,322	Schibsted ASA, Class A	85,508
3,603	Schibsted ASA, Class B	84,329
8,071	Telenor ASA	171,148

		1,215,662

	Portugal—0.3%
9,864	Galp Energia SGPS SA	183,398
8,177	Jeronimo Martins SGPS SA	148,602

		332,000

	Singapore—2.3%
83,261	Ascendas Real Estate Investment Trust REIT	167,451
131,410	CapitaLand Commercial Trust Ltd. REIT	167,349
58,624	CapitaLand Ltd.	157,920
102,104	CapitaLand Mall Trust REIT	151,387
96,731	ComfortDelGro Corp. Ltd.	143,421
106,996	Frasers Centrepoint Ltd.	163,353
5,529	Jardine Cycle & Carriage Ltd.	159,856
123,695	M1 Ltd.	163,426
45,862	SATS Ltd.	158,214
62,925	SIA Engineering Co. Ltd.	150,569
21,519	Singapore Airlines Ltd.	162,214
175,772	Singapore Post Ltd.	165,786
80,290	Singapore Press Holdings Ltd.	159,118
60,728	Singapore Technologies Engineering Ltd.	155,119
59,887	Singapore Telecommunications Ltd.	164,839
84,905	StarHub Ltd.	163,902
116,860	Suntec Real Estate Investment Trust REIT	167,261
27,108	UOL Group Ltd.	179,871
14,054	Venture Corp. Ltd.	201,051

		3,102,107

	South Africa—0.2%
21,449	Investec PLC	146,831
5,992	Mondi PLC	144,898

		291,729

	South Korea—6.7%
639	Amorepacific Corp.	179,092

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
1,072	Amorepacific Corp. (Preference Shares)	$170,797
1,373	AMOREPACIFIC Group	175,861
2,018	BGF Retail Co. Ltd.	142,477
506	CJ CheilJedang Corp.	165,302
1,160	CJ CheilJedang Corp. (Preference Shares)	168,251
1,041	CJ Corp.	173,291
1,088	CJ Logistics Corp.(b)	152,467
1,864	Coway Co. Ltd.	161,884
16,723	DGB Financial Group, Inc.	155,983
2,446	Dongbu Insurance Co. Ltd.	153,919
821	E-MART, Inc.	164,149
4,559	GS Retail Co. Ltd.	135,913
3,119	Hankook Tire Co. Ltd.	150,333
15,927	Hanon Systems	184,809
1,082	Hanssem Co. Ltd.	164,664
25,132	Hanwha Life Insurance Co. Ltd.	177,664
4,742	Hanwha Techwin Co. Ltd.(b)	162,532
7,050	Hite Jinro Co. Ltd.	167,385
1,187	Hyundai Glovis Co. Ltd.	159,983
3,981	Hyundai Marine & Fire Insurance Co. Ltd.	161,145
2,628	Hyundai Wia Corp.	151,297
12,306	Industrial Bank of Korea	168,605
1,497	Kakao Corp.	192,411
5,331	Kangwon Land, Inc.	163,211
4,022	KEPCO Plant Service & Engineering Co. Ltd.	148,265
3,976	Korea Aerospace Industries Ltd.	201,577
4,289	Korea Electric Power Corp.	150,068
356	Korea Zinc Co. Ltd.	162,692
1,605	KT&G Corp.	151,854
2,333	Kumho Petrochemical Co. Ltd.	144,518
308	LG Household & Health Care Ltd. (Preference Shares)	180,069
461	Lotte Chemical Corp.	152,041
78	Lotte Chilsung Beverage Co. Ltd.	95,693
988	Lotte Corp.	65,674
2,177	LS Corp.	153,508
770	Mando Corp.	224,399
242	NAVER Corp.	193,107
554	Nongshim Co. Ltd.	171,835
6,687	Orion Holdings Corp.	153,693
240	Ottogi Corp.	162,592
12,601	Paradise Co. Ltd.	226,072
535	POSCO	155,436
8,696	POSCO Daewoo Corp.	150,580
2,049	S-1 Corp.	167,527
4,959	Samsung Card Co. Ltd.	162,224
631	Samsung Fire & Marine Insurance Co. Ltd.	153,758
49	Samsung Fire & Marine Insurance Co. Ltd. (Preference Shares)	7,851
3,537	Shinhan Financial Group Co. Ltd.	158,484
686	SK Holdings Co. Ltd.	177,263
2,683	SK Hynix, Inc.	196,852
975	SK Innovation Co. Ltd.	178,404
726	SK Telecom Co. Ltd.	171,075
4,984	SKC Co. Ltd.	176,832
1,466	S-Oil Corp.	168,145

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
9,889	Woori Bank	$144,758

		9,010,271

	Spain—2.7%
8,073	Abertis Infraestructuras SA	174,644
11,455	Acerinox SA	164,605
837	Aena SME SA(c)	153,573
2,633	Amadeus IT Group SA	178,671
17,151	Bankinter SA	161,898
7,316	Cellnex Telecom SA(c)	181,663
2,733	Corp. Financiera Alba SA	160,305
25,819	Distribuidora Internacional de Alimentacion SA	126,327
19,972	EDP Renovaveis SA	165,191
5,536	Enagas SA	159,488
6,766	Endesa SA	154,882
7,168	Ferrovial SA	155,734
6,716	Gas Natural SDG SA	143,723
3,686	Grifols SA	115,402
2,877	Grifols SA (Preference Shares), Class B	66,495
3,870	Grupo Catalana Occidente SA	162,887
20,000	Iberdrola SA	161,649
4,301	Industria de Diseno Textil SA	160,810
11,863	MERLIN Properties SOCIMI SA REIT	156,578
7,269	Red Electrica Corp. SA	160,977
9,508	Repsol SA	178,163
10,931	Siemens Gamesa Renewable Energy SA	158,539
15,841	Zardoya Otis SA	171,622

		3,573,826

	Sweden—1.5%
7,215	Alfa Laval AB	182,792
4,668	Boliden AB	163,373
4,502	Electrolux AB, Series B	159,176
5,290	Fastighets AB Balder, Class B(b)	137,750
6,460	Hennes & Mauritz AB, Class B	162,198
4,097	ICA Gruppen AB	151,121
5,429	Kinnevik AB, Class B	178,139
19,592	Svenska Cellulosa AB (SCA), Class B	183,943
10,669	Svenska Handelsbanken AB, Class A	152,928
255	Svenska Handelsbanken AB, Class B	3,686
6,044	Swedbank AB, Class A	150,021
4,583	Swedish Match AB	172,660
34,210	Telia Co. AB	158,346

		1,956,133

	Switzerland—3.5%
2,256	Adecco Group AG	179,136
228	Banque Cantonale Vaudoise	164,115
1,829	Cie Financiere Richemont SA	168,808
6,779	Clariant AG	170,699
1,996	DKSH Holding AG	167,501
238	EMS-CHEMIE HOLDING AG	156,152
2,752	Ferguson PLC	192,410
79	Givaudan SA	176,577
35,198	Glencore PLC	169,671
286	Helvetia Holding AG	153,932
902	Kuehne + Nagel International AG	157,633

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Switzerland (continued)
2,777	LafargeHolcim Ltd.	$156,986
4,593	Logitech International SA	164,220
646	Lonza Group AG	171,740
251	Partners Group Holding AG	168,962
1,781	PSP Swiss Property AG	156,874
242	Schindler Holding AG	53,484
523	Schindler Holding AG-PC	118,630
72	SGS SA	177,977
965	Sonova Holding AG	174,354
1,479	Sulzer AG	189,623
489	Swatch Group AG (The)	36,891
317	Swatch Group AG (The)-BR	124,345
457	Swiss Life Holding AG	158,996
1,806	Swiss Prime Site AG	154,275
1,805	Swiss RE AG	169,943
322	Swisscom AG	162,809
9,925	UBS Group AG	169,067
1,616	Vifor Pharma AG	207,998
546	Zurich Insurance Group AG	166,791

		4,740,599

	United Kingdom—9.6%
13,048	3i Group PLC	166,513
6,617	Admiral Group PLC	169,063
14,039	Aggreko PLC	174,686
9,021	Anglo American PLC	170,108
7,618	Ashtead Group PLC	196,257
3,808	Associated British Foods PLC	168,494
35,773	Auto Trader Group PLC(c)	162,704
24,268	Aviva PLC	162,745
15,577	Babcock International Group PLC	167,966
20,850	BAE Systems PLC	164,327
20,318	Barratt Developments PLC	176,593
3,956	Bellway PLC	191,748
3,379	Berkeley Group Holdings PLC (The)	167,864
63,276	Booker Group PLC	169,063
20,698	British Land Co. PLC (The) REIT	165,190
19,513	Capita PLC	135,780
46,716	Capital & Counties Properties PLC	164,955
14,403	CNH Industrial NV, Class A	184,063
3,292	Croda International PLC	182,908
20,281	Daily Mail & General Trust PLC NV, Class A	186,775
1,795	DCC PLC	170,194
4,544	Derwent London PLC REIT	161,475
33,314	Direct Line Insurance Group PLC	164,438
72,986	Dixons Carphone PLC	168,062
25,377	DS Smith PLC	175,574
10,574	easyJet PLC	188,019
8,153	Experian PLC	171,713
10,853	Fiat Chrysler Automobiles NV(b)	187,625
44,593	G4S PLC	166,401
39,686	GKN PLC	167,062
11,580	Halma PLC	181,764
22,559	Hammerson PLC REIT	156,976
9,034	Hargreaves Lansdown PLC	189,788
29,728	Howden Joinery Group PLC	161,897
16,875	HSBC Holdings PLC	164,551

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
11,149	IMI PLC	$180,921
18,316	Informa PLC	169,530
20,730	International Consolidated Airlines Group SA	175,081
50,867	Intu Properties PLC REIT	145,906
53,695	J Sainsbury PLC	172,913
19,002	Just Eat PLC(b)	196,823
42,342	Kingfisher PLC	175,769
11,745	Land Securities Group PLC REIT	150,665
48,676	Legal & General Group PLC	172,587
198,390	Lloyds Banking Group PLC	179,911
3,205	London Stock Exchange Group PLC	160,071
39,587	Marks & Spencer Group PLC	180,892
24,409	Meggitt PLC	168,066
5,578	Micro Focus International PLC	195,923
3,064	Next PLC	200,228
4,769	Persimmon PLC	177,451
14,314	Provident Financial PLC	177,062
6,971	Prudential PLC	171,442
7,786	RELX NV	175,873
3,068	Rightmove PLC	169,240
3,033	Rio Tinto Ltd.	161,510
3,378	Rio Tinto PLC	159,179
32,069	Royal Mail PLC	159,442
13,652	RPC Group PLC	170,868
19,003	RSA Insurance Group PLC	158,728
3,755	Schroders PLC	174,177
23,503	Segro PLC REIT	169,475
8,181	Smiths Group PLC	170,673
2,245	Spirax-Sarco Engineering PLC	168,441
10,975	St. James’s Place PLC	171,539
16,451	Standard Chartered PLC(b)	163,933
29,466	Standard Life Aberdeen PLC	168,178
63,220	Taylor Wimpey PLC	167,486
8,411	Travis Perkins PLC	169,775
2,744	Unilever NV CVA	159,527
7,048	Weir Group PLC (The)	182,789
3,369	Whitbread PLC	165,220
51,112	William Hill PLC	175,387
51,466	WM Morrison Supermarkets PLC	153,228
30,336	Worldpay Group PLC(c)	163,556

		12,832,806

	United States—0.2%
2,357	Carnival PLC	155,278
5,095	Qiagen NV	172,573

		327,851

	Total Common Stocks and Other Equity Interests (Cost $120,485,761)	133,723,697

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB) (continued)

October 31, 2017

Number of Shares		Value
	Rights—0.0%
	Spain—0.0%
7,168	Ferrovial SA, expiring 11/13/17(b) (Cost $3,367)	$3,449

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $120,489,128)—99.7%	133,727,146

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.4%
567,239	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(d)(e) (Cost $567,239)	567,239

	Total Investments in Securities (Cost $121,056,367)—100.1%	134,294,385
	Other assets less liabilities—(0.1)%	(189,893)

	Net Assets—100.0%	$134,104,492

Investment Abbreviations:

BR—Bearer Shares

CVA—Dutch Certificates

FDR—Fiduciary Depositary Receipt

PC—Participation Certificate

REIT—Real Estate Investment Trust

RSP—Registered Savings Plan Shares

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2017.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $1,339,386, which represented less than 1% of the Fund’s Net Assets.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Schedule of Investments(a)

PowerShares Russell 1000 Enhanced Equal Weight Portfolio (USEQ)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—15.6%
714	Advance Auto Parts, Inc.	$58,362
1,785	AMC Networks, Inc., Class A(b)	90,821
2,535	Aramark	110,754
2,389	AutoNation, Inc.(b)	113,239
156	AutoZone, Inc.(b)	91,962
2,748	Bed Bath & Beyond, Inc.	54,685
1,588	Best Buy Co., Inc.	88,896
2,218	BorgWarner, Inc.	116,933
1,230	Bright Horizons Family Solutions, Inc.(b)	106,149
1,716	Brunswick Corp.	86,915
969	Burlington Stores, Inc.(b)	90,979
131	Cable One, Inc.	92,985
2,625	CalAtlantic Group, Inc.	129,517
1,502	CarMax, Inc.(b)	112,800
1,479	Carnival Corp.	98,191
1,550	CBS Corp., Class B	86,986
273	Charter Communications, Inc., Class A(b)	91,228
1,453	Choice Hotels International, Inc.	101,347
2,389	Cinemark Holdings, Inc.	86,816
2,262	Comcast Corp., Class A	81,500
2,889	D.R. Horton, Inc.	127,723
1,062	Darden Restaurants, Inc.	87,371
1,076	Delphi Automotive PLC	106,933
2,294	Dick’s Sporting Goods, Inc.	56,134
1,514	Discovery Communications, Inc., Class A(b)	28,584
2,091	Discovery Communications, Inc., Class C(b)	37,241
1,479	DISH Network Corp., Class A(b)	71,791
1,293	Dollar General Corp.	104,526
1,217	Dollar Tree, Inc.(b)	111,051
1,616	Dunkin’ Brands Group, Inc.	95,457
657	Expedia, Inc.	81,902
5,212	Extended Stay America, Inc.	103,302
1,588	Foot Locker, Inc.	47,767
8,474	Ford Motor Co.	103,976
4,269	GameStop Corp., Class A	79,788
4,216	Gap, Inc. (The)	109,574
1,816	Garmin Ltd.	102,804
2,790	General Motors Co.	119,914
5,000	Gentex Corp.	97,050
1,020	Genuine Parts Co.	89,995
2,935	Goodyear Tire & Rubber Co. (The)	89,782
161	Graham Holdings Co., Class B	89,588
3,554	H&R Block, Inc.	87,926
1,785	Harley-Davidson, Inc.	84,502
900	Hasbro, Inc.	83,331
1,428	Hilton Worldwide Holdings, Inc.	103,216
619	Home Depot, Inc. (The)	102,618
1,636	Hyatt Hotels Corp., Class A(b)	102,512
5,325	International Game Technology PLC	125,138
3,785	Interpublic Group of Cos., Inc. (The)	72,861
1,865	John Wiley & Sons, Inc., Class A	101,922
2,463	Kohl’s Corp.	102,855
1,599	Las Vegas Sands Corp.	101,345
634	Lear Corp.	111,324
1,827	Leggett & Platt, Inc.	86,344
1,772	Lennar Corp., Class A	98,647

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
102	Lennar Corp., Class B	$4,891
4,038	Liberty Interactive Corp. QVC Group, Series A(b)	91,743
765	Liberty Media Corp.—Liberty SiriusXM, Class A(b)	31,908
1,512	Liberty Media Corp.—Liberty SiriusXM, Class C(b)	62,975
1,754	Liberty Ventures, Series A(b)	99,908
3,484	Lions Gate Entertainment Corp., Class A(b)	101,106
3,012	LKQ Corp.(b)	113,522
1,198	Lowe’s Cos., Inc.	95,780
628	McDonald’s Corp.	104,819
2,974	MGM Resorts International	93,235
397	Mohawk Industries, Inc.(b)	103,919
1,394	Murphy USA, Inc.(b)	103,658
1,785	Newell Brands, Inc.	72,792
1,785	NIKE, Inc., Class B	98,157
2,263	Nordstrom, Inc.	89,728
1,895	Norwegian Cruise Line Holdings Ltd.(b)	105,646
41	NVR, Inc.(b)	134,536
1,127	Omnicom Group, Inc.	75,723
393	O’Reilly Automotive, Inc.(b)	82,903
2,232	Penske Automotive Group, Inc.	104,056
1,131	Polaris Industries, Inc.	133,944
796	Pool Corp.	96,141
51	Priceline Group, Inc. (The)(b)	97,510
4,169	PulteGroup, Inc.	126,029
893	PVH Corp.	113,241
4,538	Regal Entertainment Group, Class A	74,196
1,479	Ross Stores, Inc.	93,902
864	Royal Caribbean Cruises Ltd.	106,937
1,428	Scripps Networks Interactive, Inc., Class A	118,924
2,967	Service Corp. International	105,210
2,497	ServiceMaster Global Holdings, Inc.(b)	117,634
18,015	Sirius XM Holdings, Inc.	98,002
1,563	Six Flags Entertainment Corp.	98,141
1,483	Starbucks Corp.	81,328
2,048	Tapestry, Inc.	83,866
1,712	Target Corp.	101,076
6,207	TEGNA, Inc.	75,912
1,045	Thor Industries, Inc.	142,350
1,086	Tiffany & Co.	101,671
954	Time Warner, Inc.	93,769
1,255	TJX Cos., Inc. (The)	87,599
2,564	Toll Brothers, Inc.	118,047
1,314	Tupperware Brands Corp.	77,197
2,453	Twenty-First Century Fox, Inc., Class A	64,146
1,033	Twenty-First Century Fox, Inc., Class B	26,290
312	Ulta Beauty, Inc.(b)	62,958
445	Vail Resorts, Inc.	101,914
1,754	VF Corp.	122,166
943	Visteon Corp.(b)	118,856
877	Walt Disney Co. (The)	85,779
5,850	Wendy’s Co. (The)	88,978
510	Whirlpool Corp.	83,604
1,946	Williams-Sonoma, Inc.	100,414
936	Wyndham Worldwide Corp.	100,012
735	Wynn Resorts Ltd.	108,405
1,301	Yum! Brands, Inc.	96,859

		10,471,871

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

PowerShares Russell 1000 Enhanced Equal Weight Portfolio (USEQ) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples—6.5%
1,254	Altria Group, Inc.	$80,532
2,274	Archer-Daniels-Midland Co.	92,938
4,018	Blue Buffalo Pet Products, Inc.(b)	116,241
423	Brown-Forman Corp., Class A	24,250
1,383	Brown-Forman Corp., Class B	78,859
1,181	Bunge Ltd.	81,229
1,637	Campbell Soup Co.	77,545
816	Casey’s General Stores, Inc.	93,489
1,827	Church & Dwight Co., Inc.	82,525
698	Clorox Co. (The)	88,318
2,075	Coca-Cola Co. (The)	95,408
1,236	Colgate-Palmolive Co.	87,076
2,449	Conagra Brands, Inc.	83,658
518	Constellation Brands, Inc., Class A	113,489
527	Costco Wholesale Corp.	84,889
1,228	CVS Health Corp.	84,155
1,020	Dr Pepper Snapple Group, Inc.	87,373
1,297	Edgewell Personal Care Co.(b)	84,214
1,763	Energizer Holdings, Inc.	75,791
1,003	Estee Lauder Cos., Inc. (The), Class A	112,145
5,120	Flowers Foods, Inc.	97,434
1,675	General Mills, Inc.	86,966
1,316	Herbalife Ltd.(b)	95,568
826	Hershey Co. (The)	87,705
2,804	Hormel Foods Corp.	87,373
829	Ingredion, Inc.	103,915
739	JM Smucker Co. (The)	78,371
1,326	Kellogg Co.	82,915
731	Kimberly-Clark Corp.	82,245
1,023	Kraft Heinz Co. (The)	79,109
3,164	Kroger Co. (The)	65,495
913	McCormick & Co., Inc.	90,871
998	Molson Coors Brewing Co., Class B	80,708
2,027	Mondelez International, Inc., Class A	83,979
1,721	Nu Skin Enterprises, Inc., Class A	109,473
808	PepsiCo, Inc.	89,066
789	Philip Morris International, Inc.	82,561
4,056	Pilgrim’s Pride Corp.(b)	128,900
1,517	Pinnacle Foods, Inc.	82,555
1,178	Post Holdings, Inc.(b)	97,691
1,071	Procter & Gamble Co. (The)	92,470
23	Seaboard Corp.	101,203
708	Spectrum Brands Holdings, Inc.	77,823
3,938	Sprouts Farmers Market, Inc.(b)	72,814
1,734	Sysco Corp.	96,445
1,653	Tyson Foods, Inc., Class A	120,520
3,150	US Foods Holding Corp.(b)	85,932
1,173	Walgreens Boots Alliance, Inc.	77,735
1,204	Wal-Mart Stores, Inc.	105,121

		4,347,087

	Energy—1.6%
1,137	Andeavor	120,795
918	Chevron Corp.	106,387
1,173	Exxon Mobil Corp.	97,770
5,035	Kinder Morgan, Inc.	91,184
1,814	Marathon Petroleum Corp.	108,368

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
1,906	ONEOK, Inc.	$103,439
4,894	PBF Energy, Inc., Class A	141,779
1,243	Phillips 66	113,212
1,543	Valero Energy Corp.	121,727
3,304	Williams Cos., Inc. (The)	94,164

		1,098,825

	Financials—19.8%
616	Affiliated Managers Group, Inc.	114,884
1,255	Aflac, Inc.	105,282
4,537	AGNC Investment Corp. REIT	91,330
162	Alleghany Corp.(b)	91,728
1,094	Allstate Corp. (The)	102,683
5,104	Ally Financial, Inc.	133,367
1,228	American Express Co.	117,299
949	American Financial Group, Inc.	100,110
1,483	American International Group, Inc.	95,817
809	American National Insurance Co.	98,480
783	Ameriprise Financial, Inc.	122,571
7,901	Annaly Capital Management, Inc. REIT	90,545
724	Aon PLC	103,843
974	Arch Capital Group Ltd.(b)	97,049
1,671	Arthur J. Gallagher & Co.	105,824
1,863	Aspen Insurance Holdings Ltd. (Bermuda)	79,923
3,980	Associated Banc-Corp.	100,694
964	Assurant, Inc.	97,027
2,422	Assured Guaranty Ltd.	89,856
1,438	Axis Capital Holdings Ltd.	78,213
4,233	Bank of America Corp.	115,942
1,215	Bank of Hawaii Corp.	99,156
2,009	Bank of New York Mellon Corp. (The)	103,363
2,135	Bank of The Ozarks	99,534
2,854	BankUnited, Inc.	99,462
2,273	BB&T Corp.	111,922
573	Berkshire Hathaway, Inc., Class B(b)	107,117
8,022	BGC Partners, Inc., Class A	121,694
233	BlackRock, Inc.	109,703
2,174	Brown & Brown, Inc.	108,352
1,227	Capital One Financial Corp.	113,105
2,437	Charles Schwab Corp. (The)	109,275
5,068	Chimera Investment Corp. REIT	92,744
663	Chubb Ltd.	99,994
1,347	Cincinnati Financial Corp.	94,519
1,562	Citigroup, Inc.	114,807
2,768	Citizens Financial Group, Inc.	105,212
806	CME Group, Inc.	110,559
2,072	CNA Financial Corp.	112,157
1,377	Comerica, Inc.	108,191
1,765	Commerce Bancshares, Inc.	102,652
443	Credit Acceptance Corp.(b)	127,021
1,033	Cullen/Frost Bankers, Inc.	101,750
1,611	Discover Financial Services	107,180
2,728	E*TRADE Financial Corp.(b)	118,913
1,725	East West Bancorp, Inc.	103,224
2,028	Eaton Vance Corp.	102,353
804	Erie Indemnity Co., Class A	97,123
371	Everest Re Group Ltd.	88,094

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

PowerShares Russell 1000 Enhanced Equal Weight Portfolio (USEQ) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
7,144	F.N.B. Corp.	$96,373
574	FactSet Research Systems, Inc.	108,985
3,565	Federated Investors, Inc., Class B	110,765
3,976	Fifth Third Bancorp	114,906
2,173	First American Financial Corp.	118,255
5,581	First Horizon National Corp.	104,755
1,025	First Republic Bank	99,835
2,214	FNF Group	82,848
2,262	Franklin Resources, Inc.	95,298
450	Goldman Sachs Group, Inc. (The)	109,116
1,139	Hanover Insurance Group, Inc. (The)	112,055
1,913	Hartford Financial Services Group, Inc. (The)	105,311
7,544	Huntington Bancshares, Inc.	104,107
2,709	Interactive Brokers Group, Inc., Class A	146,340
1,570	Intercontinental Exchange, Inc.	103,777
2,978	Invesco Ltd.(c)	106,583
1,152	JPMorgan Chase & Co.	115,903
5,399	KeyCorp	98,532
2,125	Lazard Ltd., Class A	101,022
2,559	Legg Mason, Inc.	97,703
3,882	Leucadia National Corp.	98,215
1,455	Lincoln National Corp.	110,260
2,010	Loews Corp.	99,515
2,432	LPL Financial Holdings, Inc.	120,651
605	M&T Bank Corp.	100,896
97	Markel Corp.(b)	105,177
1,224	Marsh & McLennan Cos., Inc.	99,058
1,691	Mercury General Corp.	94,645
11,364	MFA Financial, Inc. REIT	93,639
798	Moody’s Corp.	113,643
2,264	Morgan Stanley	113,200
1,293	Morningstar, Inc.	110,177
928	MSCI, Inc., Class A	108,910
1,398	Nasdaq, Inc.	101,565
6,566	Navient Corp.	81,812
5,860	New Residential Investment Corp. REIT	103,312
7,302	New York Community Bancorp, Inc.	91,713
1,080	Northern Trust Corp.	101,002
4,774	Old Republic International Corp.	96,864
4,190	OneMain Holdings, Inc.(b)	133,116
2,028	PacWest Bancorp	97,993
5,699	People’s United Financial, Inc.	106,343
796	PNC Financial Services Group, Inc. (The)	108,885
2,539	Popular, Inc.	93,130
1,503	Principal Financial Group, Inc.	98,973
1,585	ProAssurance Corp.	88,839
2,224	Progressive Corp. (The)	108,198
1,508	Prosperity Bancshares, Inc.	99,196
902	Prudential Financial, Inc.	99,635
6,855	Regions Financial Corp.	106,115
758	Reinsurance Group of America, Inc.	113,230
663	RenaissanceRe Holdings Ltd. (Bermuda)	91,733
663	S&P Global, Inc.	103,740
8,455	Santander Consumer USA Holdings, Inc.(b)	140,691
1,887	SEI Investments Co.	121,730
663	Signature Bank/New York NY(b)	86,197

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
4,299	Starwood Property Trust, Inc. REIT	$92,471
1,161	State Street Corp.	106,812
1,775	SunTrust Banks, Inc.	106,873
561	SVB Financial Group(b)	123,016
3,521	Synchrony Financial	114,855
2,309	Synovus Financial Corp.	108,177
1,341	T. Rowe Price Group, Inc.	124,579
6,272	TCF Financial Corp.	114,276
2,531	TD Ameritrade Holding Corp.	126,525
1,253	Torchmark Corp.	105,415
757	Travelers Cos., Inc. (The)	100,265
9,458	Two Harbors Investment Corp. REIT	92,688
1,857	U.S. Bancorp	100,984
2,105	Unum Group	109,544
1,771	Validus Holdings Ltd.	92,234
1,385	W.R. Berkley Corp.	94,983
1,938	Webster Financial Corp.	106,571
1,845	Wells Fargo & Co.	103,578
2,076	Western Alliance Bancorp(b)	115,841
646	Willis Towers Watson PLC	104,058
2,160	XL Group Ltd. (Bermuda)	87,415
2,362	Zions Bancorporation	109,739

		13,317,009

	Health Care—8.3%
2,069	Abbott Laboratories	112,202
1,433	AbbVie, Inc.	129,328
655	Aetna, Inc.	111,370
1,571	Agilent Technologies, Inc.	106,875
2,836	Akorn, Inc.(b)	92,369
963	Alexion Pharmaceuticals, Inc.(b)	115,233
142	Allergan PLC	25,167
1,029	AmerisourceBergen Corp.	79,182
610	Amgen, Inc.	106,884
518	Anthem, Inc.	108,371
1,598	Baxter International, Inc.	103,023
499	Becton, Dickinson and Co.	104,126
384	Biogen, Inc.(b)	119,677
3,468	Bruker Corp.	108,895
1,275	Cardinal Health, Inc.	78,922
832	Celgene Corp.(b)	84,007
1,302	Centene Corp.(b)	121,958
1,447	Cerner Corp.(b)	97,701
1,033	Charles River Laboratories International, Inc.(b)	120,128
586	Cigna Corp.	115,571
434	Cooper Cos., Inc. (The)	104,273
1,112	Danaher Corp.	102,604
1,428	DaVita, Inc.(b)	86,737
1,485	DENTSPLY Sirona, Inc.	90,689
1,187	Eli Lilly & Co.	97,263
1,581	Express Scripts Holding Co.(b)	96,899
1,158	HCA Healthcare, Inc.(b)	87,603
1,026	Henry Schein, Inc.(b)	80,644
1,224	Hill-Rom Holdings, Inc.	98,789
2,183	Hologic, Inc.(b)	82,627
409	Humana, Inc.	104,438
738	Johnson & Johnson	102,885

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

PowerShares Russell 1000 Enhanced Equal Weight Portfolio (USEQ) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
681	Laboratory Corp. of America Holdings(b)	$104,677
1,558	LifePoint Health, Inc.(b)	75,018
580	McKesson Corp.	79,970
1,122	Medtronic PLC	90,343
1,452	Merck & Co., Inc.	79,991
2,426	Mylan NV(b)	86,632
2,137	Patterson Cos., Inc.	79,069
1,500	PerkinElmer, Inc.	108,480
2,900	Pfizer, Inc.	101,674
2,734	Premier, Inc., Class A(b)	89,320
867	Quest Diagnostics, Inc.	81,307
1,092	Quintiles IMS Holdings, Inc.(b)	118,045
1,334	ResMed, Inc.	112,296
1,224	STERIS PLC	114,236
663	Stryker Corp.	102,679
474	Teleflex, Inc.	112,329
551	Thermo Fisher Scientific, Inc.	106,800
782	United Therapeutics Corp.(b)	92,737
543	UnitedHealth Group, Inc.	114,149
833	Universal Health Services, Inc., Class B	85,549
956	Varian Medical Systems, Inc.(b)	99,606
2,854	VWR Corp.(b)	94,467
528	Waters Corp.(b)	103,514
551	WellCare Health Plans, Inc.(b)	108,955
800	Zimmer Biomet Holdings, Inc.	97,296

		5,615,579

	Industrials—17.1%
463	3M Co.	106,578
1,721	A.O. Smith Corp.	101,883
2,940	AECOM(b)	103,076
1,479	AGCO Corp.	101,415
2,556	Air Lease Corp.	111,058
1,086	Alaska Air Group, Inc.	71,709
1,204	Allegion PLC	100,402
2,439	Allison Transmission Holdings, Inc.	103,633
257	AMERCO	100,908
1,956	American Airlines Group, Inc.	91,580
1,553	AMETEK, Inc.	104,812
2,267	Armstrong World Industries, Inc.(b)	115,844
506	Boeing Co. (The)	130,538
1,942	BWX Technologies, Inc.	116,365
935	Carlisle Cos., Inc.	102,691
751	Cintas Corp.	111,929
2,330	Colfax Corp.(b)	97,184
837	Copa Holdings SA, Class A (Panama)	103,110
3,045	Copart, Inc.(b)	110,503
1,224	Crane Co.	101,739
1,749	CSX Corp.	88,202
602	Cummins, Inc.	106,482
778	Deere & Co.	103,381
1,924	Delta Air Lines, Inc.	96,258
1,971	Donaldson Co., Inc.	93,051
1,146	Dover Corp.	109,432
903	Dun & Bradstreet Corp. (The)	105,497
1,224	Eaton Corp. PLC	97,944
1,603	Emerson Electric Co.	103,329

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
698	Equifax, Inc.	$75,754
1,771	Expeditors International of Washington, Inc.	103,391
2,187	Fastenal Co.	102,723
495	FedEx Corp.	111,776
1,514	Fortive Corp.	109,402
1,502	Fortune Brands Home & Security, Inc.	99,222
465	General Dynamics Corp.	94,386
1,443	Genesee & Wyoming, Inc., Class A(b)	103,579
2,340	HD Supply Holdings, Inc.(b)	82,813
484	HEICO Corp.	43,889
943	HEICO Corp., Class A	71,762
1,836	Hexcel Corp.	111,427
714	Honeywell International, Inc.	102,930
816	Hubbell, Inc.	102,669
488	Huntington Ingalls Industries, Inc.	113,621
874	IDEX Corp.	112,056
676	Illinois Tool Works, Inc.	105,808
1,056	Ingersoll-Rand PLC	93,562
2,483	ITT, Inc.	115,807
1,110	J.B. Hunt Transport Services, Inc.	118,093
1,807	Jacobs Engineering Group, Inc.	105,185
4,211	JetBlue Airways Corp.(b)	80,641
994	Kansas City Southern	103,595
2,168	KAR Auction Services, Inc.	102,611
561	L3 Technologies, Inc.	105,008
1,131	Landstar System, Inc.	111,686
536	Lennox International, Inc.	102,446
1,058	Lincoln Electric Holdings, Inc.	96,987
341	Lockheed Martin Corp.	105,083
1,211	Macquarie Infrastructure Corp.	84,225
930	ManpowerGroup, Inc.	114,650
2,536	Masco Corp.	100,984
736	Middleby Corp. (The)(b)	85,302
1,127	MSC Industrial Direct Co., Inc., Class A	93,428
816	Nordson Corp.	103,379
765	Norfolk Southern Corp.	100,536
365	Northrop Grumman Corp.	107,868
1,064	Old Dominion Freight Line, Inc.	128,882
936	Orbital ATK, Inc.	124,422
1,497	Oshkosh Corp.	137,065
1,515	Owens Corning	125,275
1,502	PACCAR, Inc.	107,738
603	Parker-Hannifin Corp.	110,114
1,428	Pentair PLC (United Kingdom)	100,617
3,079	Quanta Services, Inc.(b)	116,171
578	Raytheon Co.	104,156
1,191	Regal Beloit Corp.	96,650
1,483	Republic Services, Inc.	96,499
2,031	Robert Half International, Inc.	105,145
595	Rockwell Automation, Inc.	119,488
867	Rockwell Collins, Inc.	117,565
416	Roper Technologies, Inc.	107,399
1,428	Ryder System, Inc.	115,782
2,336	Sensata Technologies Holding NV(b)	114,254
585	Snap-on, Inc.	92,301
1,577	Southwest Airlines Co.	84,937

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

PowerShares Russell 1000 Enhanced Equal Weight Portfolio (USEQ) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
1,734	Spirit AeroSystems Holdings, Inc., Class A	$138,893
1,778	Spirit Airlines, Inc.(b)	65,946
687	Stanley Black & Decker, Inc.	110,985
720	Teledyne Technologies, Inc.(b)	122,371
1,976	Textron, Inc.	104,214
2,045	Timken Co. (The)	96,422
1,377	Toro Co. (The)	86,544
354	TransDigm Group, Inc.	98,235
2,161	TransUnion(b)	113,431
3,698	Trinity Industries, Inc.	120,259
857	Union Pacific Corp.	99,232
1,191	United Continental Holdings, Inc.(b)	69,650
892	United Parcel Service, Inc., Class B	104,837
872	United Rentals, Inc.(b)	123,371
781	United Technologies Corp.	93,533
3,318	USG Corp.(b)	113,907
646	Valmont Industries, Inc.	102,649
1,173	Verisk Analytics, Inc.(b)	99,764
777	WABCO Holdings, Inc.(b)	114,662
1,157	Wabtec Corp.	88,510
1,297	Waste Management, Inc.	106,574
673	Watsco, Inc.	112,102
4,886	Welbilt, Inc.(b)	107,785
1,550	WESCO International, Inc.(b)	97,882
1,801	XPO Logistics, Inc.(b)	124,899
1,809	Xylem, Inc.	120,353

		11,510,287

	Information Technology—12.3%
760	Accenture PLC, Class A	108,194
1,611	Activision Blizzard, Inc.	105,504
395	Alliance Data Systems Corp.	88,373
49	Alphabet, Inc., Class A(b)	50,619
49	Alphabet, Inc., Class C(b)	49,815
1,460	Amdocs Ltd.	95,046
1,265	Amphenol Corp., Class A	110,055
1,102	Analog Devices, Inc.	100,613
625	Apple, Inc.	105,650
2,064	Applied Materials, Inc.	116,472
3,383	ARRIS International PLC(b)	96,416
1,251	Arrow Electronics, Inc.(b)	104,571
929	Automatic Data Processing, Inc.	108,006
2,393	Booz Allen Hamilton Holding Corp.	90,431
1,253	Broadridge Financial Solutions, Inc.	107,658
7,499	Brocade Communications Systems, Inc.	87,363
2,693	Cadence Design Systems, Inc.(b)	116,230
1,535	CDK Global, Inc.	97,565
1,570	CDW Corp.	109,900
3,000	Cisco Systems, Inc.	102,450
1,146	Citrix Systems, Inc.(b)	94,671
1,413	Cognizant Technology Solutions Corp., Class A	106,922
2,551	CommScope Holding Co., Inc.(b)	81,989
2,181	CoreLogic, Inc.(b)	102,289
3,239	Corning, Inc.	101,413
3,149	CSRA, Inc.	100,737
1,876	Dolby Laboratories, Inc., Class A	108,695
1,565	DST Systems, Inc.	91,740

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
2,751	eBay, Inc.(b)	$103,548
1,605	EchoStar Corp., Class A(b)	89,800
834	Electronic Arts, Inc.(b)	99,746
1,089	Euronet Worldwide, Inc.(b)	105,241
738	F5 Networks, Inc.(b)	89,497
1,107	Fidelity National Information Services, Inc.	102,685
5,505	First Data Corp., Class A(b)	98,044
753	Fiserv, Inc.(b)	97,461
2,492	FLIR Systems, Inc.	116,675
1,030	Global Payments, Inc.	107,069
847	Harris Corp.	118,004
5,015	Hewlett Packard Enterprise Co.	69,809
5,034	HP, Inc.	108,483
2,614	Intel Corp.	118,911
622	International Business Machines Corp.	95,825
671	Intuit, Inc.	101,334
680	IPG Photonics Corp.(b)	144,779
3,155	Jabil, Inc.	89,223
892	Jack Henry & Associates, Inc.	98,236
3,217	Juniper Networks, Inc.	79,878
2,443	Keysight Technologies, Inc.(b)	109,129
908	KLA-Tencor Corp.	98,872
612	Lam Research Corp.	127,645
1,705	Leidos Holdings, Inc.	106,597
4,852	Match Group, Inc.(b)	129,743
1,976	Maxim Integrated Products, Inc.	103,819
1,133	Microchip Technology, Inc.	107,408
3,074	Micron Technology, Inc.(b)	136,209
1,351	Microsoft Corp.	112,376
1,132	Motorola Solutions, Inc.	102,491
2,475	National Instruments Corp.	111,375
2,451	NCR Corp.(b)	78,653
2,331	NetApp, Inc.	103,543
860	NXP Semiconductors NV (Netherlands)(b)	100,663
6,113	ON Semiconductor Corp.(b)	130,329
2,080	Oracle Corp.	105,872
1,600	Paychex, Inc.	102,064
1,808	PayPal Holdings, Inc.(b)	131,189
1,647	QUALCOMM, Inc.	84,013
1,056	Red Hat, Inc.(b)	127,597
4,215	Sabre Corp.	82,445
888	Skyworks Solutions, Inc.	101,108
2,512	SS&C Technologies Holdings, Inc.	100,982
1,262	Synopsys, Inc.(b)	109,188
1,145	Texas Instruments, Inc.	110,710
1,585	Total System Services, Inc.	114,199
2,619	Trimble, Inc.(b)	107,065
1,509	Vantiv, Inc., Class A(b)	105,630
1,049	VeriSign, Inc.(b)	112,788
979	VMware, Inc., Class A(b)	117,177
4,961	Western Union Co. (The)	98,525
1,416	Xilinx, Inc.	104,345

		8,247,384

	Materials—7.1%
655	Air Products & Chemicals, Inc.	104,427
833	Albemarle Corp.	117,361

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

PowerShares Russell 1000 Enhanced Equal Weight Portfolio (USEQ) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
1,117	AptarGroup, Inc.	$97,257
1,122	Avery Dennison Corp.	119,123
3,014	Axalta Coating Systems Ltd.(b)	100,216
2,313	Ball Corp.	99,297
1,632	Berry Global Group, Inc.(b)	97,022
1,809	Cabot Corp.	110,277
1,092	Celanese Corp., Series A	113,907
2,363	Chemours Co. (The)	133,769
1,637	Crown Holdings, Inc.(b)	98,498
2,597	Domtar Corp.	122,890
3,060	DowDuPont, Inc.	221,269
1,003	Eagle Materials, Inc.	105,887
1,185	Eastman Chemical Co.	107,610
714	Ecolab, Inc.	93,291
1,260	FMC Corp.	117,004
8,208	Freeport-McMoRan, Inc.(b)	114,748
6,984	Graphic Packaging Holding Co.	108,182
3,970	Huntsman Corp.	127,119
686	International Flavors & Fragrances, Inc.	101,130
1,785	International Paper Co.	102,227
1,173	LyondellBasell Industries NV, Class A	121,441
421	Martin Marietta Materials, Inc.	91,294
805	Monsanto Co.	97,485
204	NewMarket Corp.	81,680
1,631	Nucor Corp.	94,321
3,217	Olin Corp.	117,517
4,185	Owens-Illinois, Inc.(b)	99,980
927	Packaging Corp. of America	107,782
7,559	Platform Specialty Products Corp.(b)	80,881
889	PPG Industries, Inc.	103,337
714	Praxair, Inc.	104,330
1,747	RPM International, Inc.	93,168
1,091	Scotts Miracle-Gro Co. (The)	108,685
289	Sherwin-Williams Co. (The)	114,198
2,965	Silgan Holdings, Inc.	86,726
1,863	Sonoco Products Co.	96,485
2,706	Southern Copper Corp. (Peru)	116,223
2,783	Steel Dynamics, Inc.	103,555
758	Vulcan Materials Co.	92,286
1,316	W.R. Grace & Co.	100,661
1,543	Westlake Chemical Corp.	131,016
1,734	WestRock Co.	106,346

		4,761,908

	Real Estate—5.9%
5,044	Apple Hospitality REIT, Inc. REIT	95,533
499	AvalonBay Communities, Inc. REIT	90,484
781	Boston Properties, Inc. REIT	94,641
5,436	Brandywine Realty Trust REIT	95,076
1,140	Camden Property Trust REIT	104,014
2,719	CBRE Group, Inc., Class A(b)	106,911
4,369	Columbia Property Trust, Inc. REIT	96,467
3,283	CoreCivic, Inc. REIT	80,959
2,798	Corporate Office Properties Trust REIT	89,340
1,745	Digital Realty Trust, Inc. REIT	206,678
2,488	Douglas Emmett, Inc. REIT	98,997
3,291	Duke Realty Corp. REIT	93,728

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate (continued)
4,553	Empire State Realty Trust, Inc., Class A REIT	$91,288
1,338	EPR Properties REIT	92,563
3,031	Equity Commonwealth REIT(b)	91,081
1,122	Equity LifeStyle Properties, Inc. REIT	99,274
1,458	Equity Residential REIT	98,065
369	Essex Property Trust, Inc. REIT	96,837
2,577	Gaming and Leisure Properties, Inc. REIT	94,164
3,015	HCP, Inc. REIT	77,908
1,874	Highwoods Properties, Inc. REIT	95,668
3,266	Hospitality Properties Trust REIT	93,342
5,248	Host Hotels & Resorts, Inc. REIT	102,651
2,703	Iron Mountain, Inc. REIT	108,120
510	JBG SMITH Properties REIT(b)	15,917
821	Jones Lang LaSalle, Inc.	106,311
1,289	Kilroy Realty Corp. REIT	91,815
1,350	Lamar Advertising Co., Class A REIT	95,094
2,303	Liberty Property Trust REIT	98,753
7,332	Medical Properties Trust, Inc. REIT	97,002
3,012	Omega Healthcare Investors, Inc. REIT	86,926
4,129	Outfront Media, Inc. REIT	96,825
4,454	Piedmont Office Realty Trust, Inc., Class A REIT	86,140
1,702	Prologis, Inc. REIT	109,915
3,360	Rayonier, Inc. REIT	100,733
3,114	Realogy Holdings Corp.	100,676
4,469	Senior Housing Properties Trust REIT	82,230
935	SL Green Realty Corp. REIT	89,461
1,428	Ventas, Inc. REIT	89,607
1,023	Vornado Realty Trust REIT	76,582
1,304	Welltower, Inc. REIT	87,316
1,453	WP Carey, Inc. REIT	99,022

		4,004,114

	Telecommunication Services—1.0%
2,449	AT&T, Inc.	82,409
6,046	CenturyLink, Inc.	114,814
3,308	Telephone & Data Systems, Inc.	96,428
1,401	T-Mobile US, Inc.(b)	83,738
2,360	United States Cellular Corp.(b)	86,352
2,023	Verizon Communications, Inc.	96,841
2,930	Zayo Group Holdings, Inc.(b)	105,656

		666,238

	Utilities—4.8%
2,281	Alliant Energy Corp.	98,676
1,663	Ameren Corp.	103,089
1,316	American Electric Power Co., Inc.	97,924
1,209	American Water Works Co., Inc.	106,102
1,140	Atmos Energy Corp.	99,454
2,084	Avangrid, Inc.	107,805
7,343	Calpine Corp.(b)	109,704
3,305	CenterPoint Energy, Inc.	97,762
1,997	CMS Energy Corp.	96,595
1,143	Consolidated Edison, Inc.	98,355
1,173	Dominion Energy, Inc.	95,177
867	DTE Energy Co.	95,769
1,104	Duke Energy Corp.	97,494
1,159	Edison International	92,662

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

PowerShares Russell 1000 Enhanced Equal Weight Portfolio (USEQ) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
1,522	Eversource Energy	$95,338
2,599	Exelon Corp.	104,506
3,286	Great Plains Energy, Inc.	107,879
2,854	Hawaiian Electric Industries, Inc.	104,057
3,466	MDU Resources Group, Inc.	94,795
1,666	National Fuel Gas Co.	96,711
668	NextEra Energy, Inc.	103,587
3,623	NiSource, Inc.	95,539
2,649	OGE Energy Corp.	97,589
1,380	PG&E Corp.	79,723
1,071	Pinnacle West Capital Corp.	93,937
2,364	PPL Corp.	88,792
2,102	Public Service Enterprise Group, Inc.	103,418
816	Sempra Energy	95,880
1,877	Southern Co. (The)	97,979
1,843	UGI Corp.	88,206
1,546	Vectren Corp.	105,345
1,505	WEC Energy Group, Inc.	101,422
1,972	Xcel Energy, Inc.	97,654

		3,248,925

	Total Investments in Securities (Cost $64,764,615)—100.0%	67,289,227
	Other assets less liabilities—0.0%	11,552

	Net Assets—100.0%	$67,300,779

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Schedule of Investments(a)

PowerShares Russell 1000 Equal Weight Portfolio (EQAL)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—10.1%
2,960	Adient PLC	$249,706
2,293	Advance Auto Parts, Inc.	187,430
219	Amazon.com, Inc.(b)	242,056
3,754	AMC Networks, Inc., Class A(b)	191,004
5,317	Aramark	232,300
4,794	AutoNation, Inc.(b)(c)	227,236
397	AutoZone, Inc.(b)	234,031
7,758	Bed Bath & Beyond, Inc.	154,384
3,828	Best Buy Co., Inc.	214,291
4,653	BorgWarner, Inc.	245,306
2,748	Bright Horizons Family Solutions, Inc.(b)	237,152
4,022	Brunswick Corp.	203,714
2,421	Burlington Stores, Inc.(b)	227,308
306	Cable One, Inc.	217,202
6,291	CalAtlantic Group, Inc.	310,398
3,142	CarMax, Inc.(b)	235,964
3,263	Carnival Corp.	216,631
2,371	Carter’s, Inc.	229,347
3,545	CBS Corp., Class B	198,945
546	Charter Communications, Inc., Class A(b)	182,457
675	Chipotle Mexican Grill, Inc.(b)	183,532
3,563	Choice Hotels International, Inc.	248,519
6,638	Cinemark Holdings, Inc.	241,225
5,554	Comcast Corp., Class A	200,111
5,962	D.R. Horton, Inc.	263,580
2,782	Darden Restaurants, Inc.	228,875
2,213	Delphi Automotive PLC	219,928
7,970	Dick’s Sporting Goods, Inc.	195,026
10,050	Discovery Communications, Inc., Class A(b)	189,744
3,863	DISH Network Corp., Class A(b)	187,510
2,805	Dollar General Corp.	226,756
2,575	Dollar Tree, Inc.(b)	234,969
1,172	Domino’s Pizza, Inc.	214,476
4,166	Dunkin’ Brands Group, Inc.	246,086
1,489	Expedia, Inc.	185,619
11,220	Extended Stay America, Inc.	222,380
5,453	Floor & Decor Holdings, Inc., Class A(b)	205,578
5,929	Foot Locker, Inc.	178,344
18,809	Ford Motor Co.	230,786
11,376	GameStop Corp., Class A	212,617
8,275	Gap, Inc. (The)	215,067
4,129	Garmin Ltd.	233,743
5,816	General Motors Co.	249,972
11,808	Gentex Corp.	229,193
2,539	Genuine Parts Co.	224,016
7,081	Goodyear Tire & Rubber Co. (The)	216,608
378	Graham Holdings Co., Class B	210,338
8,349	H&R Block, Inc.	206,554
8,531	Hanesbrands, Inc.	191,948
4,569	Harley-Davidson, Inc.	216,296
2,314	Hasbro, Inc.	214,253
6,026	Hilton Grand Vacations, Inc.(b)	246,825
3,357	Hilton Worldwide Holdings, Inc.	242,644
1,356	Home Depot, Inc. (The)	224,798
3,633	Hyatt Hotels Corp., Class A(b)	227,644
10,437	International Game Technology PLC	245,270

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
10,660	Interpublic Group of Cos., Inc. (The)	$205,205
4,130	John Wiley & Sons, Inc., Class A	225,705
5,057	Kohl’s Corp.	211,180
5,738	L Brands, Inc.	246,964
3,383	Las Vegas Sands Corp.	214,415
1,425	Lear Corp.	250,216
4,928	Leggett & Platt, Inc.	232,897
4,298	Lennar Corp., Class A	239,270
2,092	Liberty Broadband Corp., Class C(b)	182,611
4,038	Liberty Expedia Holdings, Inc., Class A(b)	186,152
9,550	Liberty Interactive Corp. QVC Group, Series A(b)	216,976
5,532	Liberty Media Corp.-Liberty Formula One, Class C(b)	210,990
4,995	Liberty Media Corp.-Liberty SiriusXM, Class C(b)	208,042
3,555	Liberty Ventures, Series A(b)	202,493
7,013	Lions Gate Entertainment Corp., Class A(b)	203,517
5,337	Live Nation Entertainment, Inc.(b)	233,654
6,172	LKQ Corp.(b)	232,623
2,760	Lowe’s Cos., Inc.	220,662
3,500	Lululemon Athletica, Inc.(b)	215,285
9,873	Macy’s, Inc.	185,217
979	Madison Square Garden Co. (The), Class A(b)	218,014
2,107	Marriott International, Inc., Class A	251,744
13,779	Mattel, Inc.(c)	194,559
1,339	McDonald’s Corp.	223,492
6,309	MGM Resorts International	197,787
5,061	Michael Kors Holdings Ltd.(b)	247,027
9,521	Michaels Cos., Inc. (The)(b)	184,898
849	Mohawk Industries, Inc.(b)	222,234
3,303	Murphy USA, Inc.(b)	245,611
1,202	Netflix, Inc.(b)	236,109
4,792	Newell Brands, Inc.	195,418
15,848	News Corp., Class A	216,484
4,091	NIKE, Inc., Class B	224,964
4,640	Nordstrom, Inc.(c)	183,976
3,842	Norwegian Cruise Line Holdings Ltd.(b)	214,192
83	NVR, Inc.(b)	272,354
2,959	Omnicom Group, Inc.	198,815
1,070	O’Reilly Automotive, Inc.(b)	225,717
5,025	Penske Automotive Group, Inc.	234,266
2,173	Polaris Industries, Inc.	257,348
2,108	Pool Corp.	254,604
118	Priceline Group, Inc. (The)(b)	225,611
8,439	PulteGroup, Inc.	255,111
1,671	PVH Corp.	211,900
2,414	Ralph Lauren Corp., Class A	215,884
14,353	Regal Entertainment Group, Class A(c)	234,672
3,661	Ross Stores, Inc.	232,437
1,828	Royal Caribbean Cruises Ltd.	226,252
10,898	Sally Beauty Holdings, Inc.(b)	188,644
2,521	Scripps Networks Interactive, Inc., Class A	209,949
6,169	Service Corp. International	218,753
4,622	ServiceMaster Global Holdings, Inc.(b)	217,742
3,306	Signet Jewelers Ltd.	216,774
38,635	Sirius XM Holdings, Inc.(c)	210,174
4,118	Six Flags Entertainment Corp.	258,569

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
8,352	Skechers U.S.A., Inc., Class A(b)	$266,596
4,010	Starbucks Corp.	219,908
5,274	Tapestry, Inc.	215,970
3,668	Target Corp.	216,559
17,239	TEGNA, Inc.	210,833
3,524	Tempur Sealy International, Inc.(b)	230,364
612	Tesla, Inc.(b)	202,896
1,959	Thor Industries, Inc.	266,855
2,294	Tiffany & Co.	214,764
2,134	Time Warner, Inc.	209,751
2,941	TJX Cos., Inc. (The)	205,282
5,508	Toll Brothers, Inc.	253,588
3,520	Tractor Supply Co.	212,115
5,389	Tribune Media Co., Class A	220,572
4,680	TripAdvisor, Inc.(b)	175,500
3,737	Tupperware Brands Corp.	219,549
8,312	Twenty-First Century Fox, Inc., Class A	217,359
928	Ulta Beauty, Inc.(b)	187,261
12,375	Under Armour, Inc., Class A(b)(c)	154,935
9,754	Urban Outfitters, Inc.(b)	239,168
1,011	Vail Resorts, Inc.	231,539
3,409	VF Corp.	237,437
7,882	Viacom, Inc., Class B	189,404
1,885	Visteon Corp.(b)	237,585
2,207	Walt Disney Co. (The)	215,867
2,907	Wayfair, Inc., Class A(b)	203,199
15,015	Wendy’s Co. (The)	228,378
1,269	Whirlpool Corp.	208,027
4,523	Williams-Sonoma, Inc.	233,387
2,210	Wyndham Worldwide Corp.	236,139
1,472	Wynn Resorts Ltd.	217,105
5,988	Yum China Holdings, Inc.(b)	241,616
2,805	Yum! Brands, Inc.	208,832

		31,722,191

	Consumer Staples—10.8%
10,951	Altria Group, Inc.	703,273
16,136	Archer-Daniels-Midland Co.	659,478
26,386	Blue Buffalo Pet Products, Inc.(b)	763,347
12,411	Brown-Forman Corp., Class B	707,675
8,901	Bunge Ltd.	612,211
14,510	Campbell Soup Co.	687,339
6,350	Casey’s General Stores, Inc.	727,519
13,900	Church & Dwight Co., Inc.	627,863
5,060	Clorox Co. (The)	640,242
14,857	Coca-Cola Co. (The)	683,125
9,411	Colgate-Palmolive Co.	663,005
19,998	Conagra Brands, Inc.	683,132
3,334	Constellation Brands, Inc., Class A	730,446
1,344	Costco Wholesale Corp.	216,491
13,114	Coty, Inc., Class A	201,956
8,375	CVS Health Corp.	573,939
7,313	Dr Pepper Snapple Group, Inc.	626,432
9,358	Edgewell Personal Care Co.(b)	607,615
15,079	Energizer Holdings, Inc.	648,246
1,980	Estee Lauder Cos., Inc. (The), Class A	221,384
39,183	Flowers Foods, Inc.	745,652

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
12,589	General Mills, Inc.	$653,621
17,011	Hain Celestial Group, Inc. (The)(b)	612,736
9,849	Herbalife Ltd.(b)	715,234
6,248	Hershey Co. (The)	663,413
21,985	Hormel Foods Corp.	685,053
5,435	Ingredion, Inc.	681,277
6,485	JM Smucker Co. (The)	687,734
9,938	Kellogg Co.	621,423
5,631	Kimberly-Clark Corp.	633,544
8,445	Kraft Heinz Co. (The)	653,052
29,569	Kroger Co. (The)	612,078
15,166	Lamb Weston Holdings, Inc.	773,314
7,110	McCormick & Co., Inc.	707,658
7,826	Molson Coors Brewing Co., Class B	632,889
16,778	Mondelez International, Inc., Class A	695,112
11,949	Monster Beverage Corp.(b)	692,206
10,997	Nu Skin Enterprises, Inc., Class A	699,519
5,883	PepsiCo, Inc.	648,483
5,663	Philip Morris International, Inc.	592,576
23,199	Pilgrim’s Pride Corp.(b)	737,264
11,709	Pinnacle Foods, Inc.	637,204
8,186	Post Holdings, Inc.(b)	678,865
7,246	Procter & Gamble Co. (The)	625,620
267,184	Rite Aid Corp.(b)	440,854
157	Seaboard Corp.	690,819
6,468	Spectrum Brands Holdings, Inc.	710,963
32,877	Sprouts Farmers Market, Inc.(b)	607,896
12,937	Sysco Corp.	719,556
10,411	TreeHouse Foods, Inc.(b)	691,082
10,619	Tyson Foods, Inc., Class A	774,231
25,198	US Foods Holding Corp.(b)	687,401
8,255	Walgreens Boots Alliance, Inc.	547,059
2,678	Wal-Mart Stores, Inc.	233,816

		34,173,922

	Energy—11.1%
12,672	Anadarko Petroleum Corp.	625,617
5,308	Andeavor	563,922
27,109	Antero Resources Corp.(b)	525,915
13,119	Apache Corp.	542,733
15,378	Baker Hughes a GE Co.	483,331
20,059	Cabot Oil & Gas Corp.	555,634
31,067	Centennial Resource Development, Inc., Class A(b)(c)	603,632
12,436	Cheniere Energy, Inc.(b)	581,259
138,078	Chesapeake Energy Corp.(b)(c)	538,504
4,781	Chevron Corp.	554,070
5,236	Cimarex Energy Co.	612,245
4,638	Concho Resources, Inc.(b)	622,466
11,845	ConocoPhillips	605,872
37,110	CONSOL Energy, Inc.(b)	598,584
15,395	Continental Resources, Inc.(b)	626,730
16,497	Devon Energy Corp.	608,739
5,834	Diamondback Energy, Inc.(b)	625,171
10,460	Energen Corp.(b)	540,782
6,033	EOG Resources, Inc.	602,516
8,605	EQT Corp.	538,157

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
40,029	Extraction Oil & Gas, Inc.(b)	$638,463
6,761	Exxon Mobil Corp.	563,529
41,844	Gulfport Energy Corp.(b)	573,263
12,934	Halliburton Co.	552,799
11,607	Helmerich & Payne, Inc.(c)	630,376
12,928	Hess Corp.	570,900
16,760	HollyFrontier Corp.	619,282
27,917	Kinder Morgan, Inc.	505,577
72,407	Kosmos Energy Ltd. (Ghana)(b)	556,086
43,658	Laredo Petroleum, Inc.(b)	520,403
45,363	Marathon Oil Corp.	645,062
10,153	Marathon Petroleum Corp.	606,540
21,555	Murphy Oil Corp.	576,596
76,999	Nabors Industries Ltd.	433,504
16,760	National Oilwell Varco, Inc.	573,024
20,382	Newfield Exploration Co.(b)	627,562
21,232	Noble Energy, Inc.	591,736
8,639	Occidental Petroleum Corp.	557,820
21,875	Oceaneering International, Inc.	442,313
9,464	ONEOK, Inc.	513,611
21,572	Parsley Energy, Inc., Class A(b)	573,815
30,588	Patterson-UTI Energy, Inc.	605,031
21,365	PBF Energy, Inc., Class A(c)	618,944
6,358	Phillips 66	579,087
4,147	Pioneer Natural Resources Co.	620,681
69,219	QEP Resources, Inc.(b)	619,510
29,834	Range Resources Corp.(c)	540,294
19,552	Rice Energy, Inc.(b)	554,299
25,521	RPC, Inc.(c)	620,416
17,701	RSP Permian, Inc.(b)	609,091
8,110	Schlumberger Ltd.	519,040
38,034	SM Energy Co.	811,265
97,156	Southwestern Energy Co.(b)	539,216
11,728	Targa Resources Corp.	486,712
61,421	Transocean Ltd.(b)	644,921
7,761	Valero Energy Corp.	612,265
130,974	Weatherford International PLC(b)(c)	454,480
124,854	Whiting Petroleum Corp.(b)	750,373
17,926	Williams Cos., Inc. (The)	510,891
15,404	World Fuel Services Corp.	428,231
52,909	WPX Energy, Inc.(b)	596,814

		35,149,701

	Financials—6.6%
778	Affiliated Managers Group, Inc.	145,097
1,668	Aflac, Inc.	139,928
6,283	AGNC Investment Corp. REIT	126,477
280	Alleghany Corp.(b)	158,542
1,550	Allstate Corp. (The)	145,483
6,078	Ally Financial, Inc.	158,818
1,594	American Express Co.	152,259
1,406	American Financial Group, Inc.	148,319
2,302	American International Group, Inc.	148,732
1,193	American National Insurance Co.	145,224
1,016	Ameriprise Financial, Inc.	159,045
10,872	Annaly Capital Management, Inc. REIT	124,593
970	Aon PLC	139,127

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
1,466	Arch Capital Group Ltd.(b)	$146,072
2,325	Arthur J. Gallagher & Co.	147,242
3,677	Aspen Insurance Holdings Ltd. (Bermuda)	157,743
6,312	Associated Banc-Corp.	159,694
1,527	Assurant, Inc.	153,693
3,367	Assured Guaranty Ltd.	124,916
2,632	Athene Holding Ltd., Class A(b)	137,206
2,548	Axis Capital Holdings Ltd.	138,586
5,841	Bank of America Corp.	159,985
1,786	Bank of Hawaii Corp.	145,755
2,669	Bank of New York Mellon Corp. (The)	137,320
3,325	Bank of The Ozarks	155,011
4,398	BankUnited, Inc.	153,270
3,074	BB&T Corp.	151,364
773	Berkshire Hathaway, Inc., Class B(b)	144,505
10,431	BGC Partners, Inc., Class A	158,238
326	BlackRock, Inc.	153,491
1,734	BOK Financial Corp.	149,939
2,531	Brighthouse Financial, Inc.(b)	157,378
2,920	Brown & Brown, Inc.	145,533
1,714	Capital One Financial Corp.	157,997
1,293	Cboe Global Markets, Inc.	146,187
3,521	Charles Schwab Corp. (The)	157,882
7,109	Chimera Investment Corp. REIT	130,095
996	Chubb Ltd.	150,217
1,822	Cincinnati Financial Corp.	127,850
3,099	CIT Group, Inc.	144,475
2,033	Citigroup, Inc.	149,425
4,182	Citizens Financial Group, Inc.	158,958
1,066	CME Group, Inc.	146,223
2,900	CNA Financial Corp.	156,977
2,081	Comerica, Inc.	163,504
2,560	Commerce Bancshares, Inc.	148,890
512	Credit Acceptance Corp.(b)	146,806
1,645	Cullen/Frost Bankers, Inc.	162,032
2,309	Discover Financial Services	153,618
3,400	E*TRADE Financial Corp.(b)	148,206
2,529	East West Bancorp, Inc.	151,335
2,952	Eaton Vance Corp.	148,987
1,150	Erie Indemnity Co., Class A	138,920
633	Everest Re Group Ltd.	150,306
11,064	F.N.B. Corp.	149,253
848	FactSet Research Systems, Inc.	161,010
5,035	Federated Investors, Inc., Class B	156,437
5,369	Fifth Third Bancorp	155,164
2,852	First American Financial Corp.	155,206
5,061	First Hawaiian, Inc.	147,984
8,359	First Horizon National Corp.	156,898
1,451	First Republic Bank	141,327
2,945	FNF Group	110,202
3,258	Franklin Resources, Inc.	137,260
622	Goldman Sachs Group, Inc. (The)	150,823
1,513	Hanover Insurance Group, Inc. (The)	148,849
2,596	Hartford Financial Services Group, Inc. (The)	142,910
11,011	Huntington Bancshares, Inc.	151,952
3,251	Interactive Brokers Group, Inc., Class A	175,619

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
2,087	Intercontinental Exchange, Inc.	$137,951
4,224	Invesco Ltd.(d)	151,177
1,514	JPMorgan Chase & Co.	152,324
8,146	KeyCorp	148,664
3,281	Lazard Ltd., Class A	155,979
3,659	Legg Mason, Inc.	139,701
6,025	Leucadia National Corp.	152,432
2,058	Lincoln National Corp.	155,955
2,972	Loews Corp.	147,144
2,974	LPL Financial Holdings, Inc.	147,540
939	M&T Bank Corp.	156,597
135	Markel Corp.(b)	146,380
763	MarketAxess Holdings, Inc.	132,762
1,701	Marsh & McLennan Cos., Inc.	137,662
2,452	Mercury General Corp.	137,238
2,867	MetLife, Inc.	153,614
15,543	MFA Financial, Inc. REIT	128,074
1,006	Moody’s Corp.	143,264
3,041	Morgan Stanley	152,050
1,681	Morningstar, Inc.	143,238
1,181	MSCI, Inc., Class A	138,602
1,821	Nasdaq, Inc.	132,296
10,205	Navient Corp.	127,154
8,199	New Residential Investment Corp. REIT	144,548
11,462	New York Community Bancorp, Inc.	143,963
1,543	Northern Trust Corp.	144,301
7,406	Old Republic International Corp.	150,268
5,013	OneMain Holdings, Inc.(b)	159,263
3,092	PacWest Bancorp	149,405
8,349	People’s United Financial, Inc.	155,792
2,293	Pinnacle Financial Partners, Inc.	151,797
1,110	PNC Financial Services Group, Inc. (The)	151,837
3,500	Popular, Inc.	128,380
2,240	Principal Financial Group, Inc.	147,504
2,613	ProAssurance Corp.	146,459
3,069	Progressive Corp. (The)	149,307
2,374	Prosperity Bancshares, Inc.	156,162
1,357	Prudential Financial, Inc.	149,894
1,790	Raymond James Financial, Inc.	151,756
10,183	Regions Financial Corp.	157,633
1,052	Reinsurance Group of America, Inc.	157,148
1,082	RenaissanceRe Holdings Ltd. (Bermuda)	149,706
886	S&P Global, Inc.	138,632
9,447	Santander Consumer USA Holdings, Inc.(b)	157,198
2,390	SEI Investments Co.	154,179
1,097	Signature Bank/New York NY(b)	142,621
13,123	SLM Corp.(b)	138,973
6,086	Starwood Property Trust, Inc. REIT	130,910
1,479	State Street Corp.	136,068
2,564	SunTrust Banks, Inc.	154,378
835	SVB Financial Group(b)	183,099
4,616	Synchrony Financial	150,574
3,312	Synovus Financial Corp.	155,167
1,636	T. Rowe Price Group, Inc.	151,984
9,087	TCF Financial Corp.	165,565
3,157	TD Ameritrade Holding Corp.	157,818

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
9,039	TFS Financial Corp.	$139,381
1,798	Torchmark Corp.	151,266
1,167	Travelers Cos., Inc. (The)	154,569
13,357	Two Harbors Investment Corp. REIT	130,899
2,691	U.S. Bancorp	146,337
2,890	Unum Group	150,396
3,179	Validus Holdings Ltd.	165,562
3,709	Voya Financial, Inc.	148,953
2,144	W.R. Berkley Corp.	147,035
3,013	Webster Financial Corp.	165,685
2,701	Wells Fargo & Co.	151,634
2,980	Western Alliance Bancorp(b)	166,284
157	White Mountains Insurance Group Ltd.	139,597
906	Willis Towers Watson PLC	145,938
3,675	XL Group Ltd. (Bermuda)	148,727
3,243	Zions Bancorporation	150,670

		20,931,389

	Health Care—10.6%
6,475	Abbott Laboratories	351,139
4,079	AbbVie, Inc.	368,130
2,168	ABIOMED, Inc.(b)	418,251
7,171	Acadia Healthcare Co., Inc.(b)	224,883
9,314	ACADIA Pharmaceuticals, Inc.(b)	324,407
2,081	Aetna, Inc.	353,832
5,120	Agilent Technologies, Inc.	348,314
5,226	Agios Pharmaceuticals, Inc.(b)	335,875
10,104	Akorn, Inc.(b)	329,087
2,323	Alexion Pharmaceuticals, Inc.(b)	277,970
1,855	Align Technology, Inc.(b)	443,308
6,617	Alkermes PLC(b)	322,645
1,463	Allergan PLC	259,288
4,597	Alnylam Pharmaceuticals, Inc.(b)	560,098
4,037	AmerisourceBergen Corp.	310,647
1,849	Amgen, Inc.	323,982
1,729	Anthem, Inc.	361,724
2,526	athenahealth, Inc.(b)	323,025
5,309	Baxter International, Inc.	342,271
1,671	Becton, Dickinson and Co.	348,688
1,032	Biogen, Inc.(b)	321,633
3,684	BioMarin Pharmaceutical, Inc.(b)	302,420
1,546	Bio-Rad Laboratories, Inc., Class A(b)	339,795
2,764	Bio-Techne Corp.	362,139
5,875	Bioverativ, Inc.(b)	331,938
11,677	Boston Scientific Corp.(b)	328,591
5,304	Bristol-Myers Squibb Co.	327,045
28,933	Brookdale Senior Living, Inc.(b)	290,198
11,445	Bruker Corp.	359,373
1,036	C.R. Bard, Inc.	338,845
4,827	Cardinal Health, Inc.	298,791
2,356	Celgene Corp.(b)	237,885
3,748	Centene Corp.(b)	351,075
4,833	Cerner Corp.(b)	326,324
3,050	Charles River Laboratories International, Inc.(b)	354,685
1,805	Cigna Corp.	355,982
1,418	Cooper Cos., Inc. (The)	340,689

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
3,919	Danaher Corp.	$361,606
5,812	DaVita, Inc.(b)	353,021
5,762	DENTSPLY Sirona, Inc.	351,885
4,679	DexCom, Inc.(b)	210,415
2,967	Edwards Lifesciences Corp.(b)	303,316
4,086	Eli Lilly & Co.	334,807
38,942	Endo International PLC(b)	248,450
6,875	Envision Healthcare Corp.(b)	292,875
12,994	Exelixis, Inc.(b)	322,121
5,345	Express Scripts Holding Co.(b)	327,595
3,897	Gilead Sciences, Inc.	292,119
4,366	HCA Healthcare, Inc.(b)	330,288
3,813	Henry Schein, Inc.(b)	299,702
4,335	Hill-Rom Holdings, Inc.	349,878
8,571	Hologic, Inc.(b)	324,412
1,300	Humana, Inc.	331,955
2,110	IDEXX Laboratories, Inc.(b)	350,619
1,593	Illumina, Inc.(b)	326,868
2,482	Incyte Corp.(b)	281,087
2,835	Intercept Pharmaceuticals, Inc.(b)	174,721
16,819	Intrexon Corp.(b)(c)	274,991
983	Intuitive Surgical, Inc.(b)	368,979
5,910	Ionis Pharmaceuticals, Inc.(b)	337,520
2,522	Johnson & Johnson	351,592
7,822	Juno Therapeutics, Inc.(b)	351,286
2,110	Laboratory Corp. of America Holdings(b)	324,328
5,982	LifePoint Health, Inc.(b)	288,033
9,480	Mallinckrodt PLC(b)	300,232
2,138	McKesson Corp.	294,787
8,007	MEDNAX, Inc.(b)	350,627
4,170	Medtronic PLC	335,768
5,184	Merck & Co., Inc.	285,587
448	Mettler-Toledo International, Inc.(b)	305,818
10,448	Mylan NV(b)	373,098
5,776	Neurocrine Biosciences, Inc.(b)	358,747
53,589	OPKO Health, Inc.(b)(c)	360,654
8,383	Patterson Cos., Inc.	310,171
4,915	PerkinElmer, Inc.	355,453
4,054	Perrigo Co. PLC	328,333
9,807	Pfizer, Inc.	343,833
9,987	Premier, Inc., Class A(b)	326,275
10,361	Qiagen N.V.(b)	350,823
3,108	Quest Diagnostics, Inc.	291,468
3,445	Quintiles IMS Holdings, Inc.(b)	372,405
736	Regeneron Pharmaceuticals, Inc.(b)	296,328
4,231	ResMed, Inc.	356,166
6,150	Seattle Genetics, Inc.(b)	377,057
3,831	STERIS PLC	357,547
2,343	Stryker Corp.	362,860
1,472	Teleflex, Inc.	348,835
2,691	TESARO, Inc.(b)	311,537
1,751	Thermo Fisher Scientific, Inc.	339,396
2,497	United Therapeutics Corp.(b)	296,119
1,685	UnitedHealth Group, Inc.	354,221
3,027	Universal Health Services, Inc., Class B	310,873
3,165	Varian Medical Systems, Inc.(b)	329,761

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
5,759	Veeva Systems, Inc., Class A(b)	$350,953
2,095	Vertex Pharmaceuticals, Inc.(b)	306,352
10,077	VWR Corp.(b)	333,549
1,469	Waters Corp.(b)	287,997
1,932	WellCare Health Plans, Inc.(b)	382,034
3,735	West Pharmaceutical Services, Inc.	378,729
2,883	Zimmer Biomet Holdings, Inc.	350,630
5,138	Zoetis, Inc.	327,907

		33,362,371

	Industrials—12.9%
1,326	3M Co.	305,232
4,858	A.O. Smith Corp.	287,594
2,721	Acuity Brands, Inc.	454,951
8,172	AECOM(b)	286,510
4,068	AGCO Corp.	278,943
6,972	Air Lease Corp.	302,933
3,713	Alaska Air Group, Inc.	245,169
3,384	Allegion PLC	282,192
8,179	Allison Transmission Holdings, Inc.	347,526
568	AMERCO	223,019
6,191	American Airlines Group, Inc.	289,863
4,268	AMETEK, Inc.	288,047
11,191	Arconic, Inc.	281,118
9,929	Armstrong World Industries, Inc.(b)	507,372
1,151	Boeing Co. (The)	296,935
5,030	BWX Technologies, Inc.	301,398
3,708	C.H. Robinson Worldwide, Inc.	291,189
2,852	Carlisle Cos., Inc.	313,235
2,310	Caterpillar, Inc.	313,698
2,041	Cintas Corp.	304,191
5,023	Clean Harbors, Inc.(b)	268,781
6,899	Colfax Corp.(b)	287,757
2,070	Copa Holdings SA, Class A (Panama)	255,003
8,453	Copart, Inc.(b)	306,759
3,762	Crane Co.	312,697
5,275	CSX Corp.	266,018
1,678	Cummins, Inc.	296,805
2,334	Deere & Co.	310,142
5,760	Delta Air Lines, Inc.	288,173
6,257	Donaldson Co., Inc.	295,393
3,149	Dover Corp.	300,698
1,194	Dun & Bradstreet Corp. (The)	139,495
3,806	Eaton Corp. PLC	304,556
4,507	Emerson Electric Co.	290,521
937	Equifax, Inc.	101,693
4,799	Expeditors International of Washington, Inc.	280,166
11,635	Fastenal Co.	546,496
1,271	FedEx Corp.	287,004
6,801	Flowserve Corp.	299,720
6,968	Fluor Corp.	300,251
4,145	Fortive Corp.	299,518
3,405	Fortune Brands Home & Security, Inc.	224,934
11,497	Gardner Denver Holdings, Inc.(b)	331,688
1,380	General Dynamics Corp.	280,112
11,305	General Electric Co.	227,909
3,900	Genesee & Wyoming, Inc., Class A(b)	279,942

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
2,356	Graco, Inc.	$310,497
8,091	HD Supply Holdings, Inc.(b)	286,340
3,184	HEICO Corp.	288,725
9,242	Hexcel Corp.	560,897
1,979	Honeywell International, Inc.	285,293
2,468	Hubbell, Inc.	310,524
1,298	Huntington Ingalls Industries, Inc.	302,213
2,304	IDEX Corp.	295,396
6,724	IHS Markit Ltd.(b)	286,510
1,964	Illinois Tool Works, Inc.	307,405
5,735	Ingersoll-Rand PLC	508,121
6,837	ITT, Inc.	318,878
2,697	J.B. Hunt Transport Services, Inc.	286,934
4,989	Jacobs Engineering Group, Inc.	290,410
14,879	JetBlue Airways Corp.(b)	284,933
6,925	Johnson Controls International PLC	286,626
2,609	Kansas City Southern	271,910
4,785	KAR Auction Services, Inc.	226,474
4,366	Kirby Corp.(b)	309,331
1,497	L3 Technologies, Inc.	280,208
2,913	Landstar System, Inc.	287,659
2,989	Lennox International, Inc.	571,288
3,158	Lincoln Electric Holdings, Inc.	289,494
902	Lockheed Martin Corp.	277,960
3,731	Macquarie Infrastructure Corp.	259,491
2,438	ManpowerGroup, Inc.	300,557
13,184	Masco Corp.	524,987
2,281	Middleby Corp. (The)(b)	264,368
3,947	MSC Industrial Direct Co., Inc., Class A	327,206
5,561	Nielsen Holdings PLC	206,146
2,486	Nordson Corp.	314,951
2,193	Norfolk Southern Corp.	288,204
1,022	Northrop Grumman Corp.	302,032
2,712	Old Dominion Freight Line, Inc.	328,504
2,519	Orbital ATK, Inc.	334,851
3,705	Oshkosh Corp.	339,230
6,492	Owens Corning	536,823
4,061	PACCAR, Inc.	291,295
1,709	Parker-Hannifin Corp.	312,080
4,405	Pentair PLC (United Kingdom)	310,376
21,497	Pitney Bowes, Inc.	295,369
7,646	Quanta Services, Inc.(b)	288,484
1,500	Raytheon Co.	270,300
3,652	Regal Beloit Corp.	296,360
4,203	Republic Services, Inc.	273,489
6,055	Robert Half International, Inc.	313,467
1,671	Rockwell Automation, Inc.	335,570
2,071	Rockwell Collins, Inc.	280,828
6,101	Rollins, Inc.	267,895
1,183	Roper Technologies, Inc.	305,415
3,435	Ryder System, Inc.	278,510
6,091	Sensata Technologies Holding NV(b)	297,911
1,856	Snap-on, Inc.	292,840
5,202	Southwest Airlines Co.	280,180
3,597	Spirit AeroSystems Holdings, Inc., Class A	288,120
8,401	Spirit Airlines, Inc.(b)	311,593

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
1,878	Stanley Black & Decker, Inc.	$303,391
3,936	Stericycle, Inc.(b)	278,866
1,826	Teledyne Technologies, Inc.(b)	310,347
7,118	Terex Corp.	335,329
5,576	Textron, Inc.	294,078
11,091	Timken Co. (The)	522,941
4,569	Toro Co. (The)	287,162
1,070	TransDigm Group, Inc.	296,925
2,716	TransUnion(b)	142,563
9,519	Trinity Industries, Inc.	309,558
2,573	Union Pacific Corp.	297,928
4,635	United Continental Holdings, Inc.(b)	271,055
2,367	United Parcel Service, Inc., Class B	278,193
2,207	United Rentals, Inc.(b)	312,246
2,470	United Technologies Corp.	295,807
17,899	Univar, Inc.(b)	532,495
15,246	USG Corp.(b)	523,395
3,361	Valmont Industries, Inc.	534,063
3,312	Verisk Analytics, Inc.(b)	281,686
1,670	W.W. Grainger, Inc.	330,159
1,517	WABCO Holdings, Inc.(b)	223,864
3,864	Wabtec Corp.	295,596
3,569	Waste Management, Inc.	293,265
3,309	Watsco, Inc.	551,180
13,636	Welbilt, Inc.(b)	300,810
5,384	WESCO International, Inc.(b)	340,000
4,520	XPO Logistics, Inc.(b)	313,462
4,350	Xylem, Inc.	289,405

		40,570,573

	Information Technology—14.1%
2,028	Accenture PLC, Class A	288,706
4,828	Activision Blizzard, Inc.	316,186
2,049	Adobe Systems, Inc.(b)	358,903
25,145	Advanced Micro Devices, Inc.(b)	276,218
6,785	Akamai Technologies, Inc.(b)	354,516
621	Alliance Data Systems Corp.	138,936
341	Alphabet, Inc., Class C(b)	346,674
4,995	Amdocs Ltd.	325,175
3,948	Amphenol Corp., Class A	343,476
3,918	Analog Devices, Inc.	357,713
2,476	ANSYS, Inc.(b)	338,494
1,970	Apple, Inc.	333,009
7,024	Applied Materials, Inc.	396,364
1,831	Arista Networks, Inc.(b)	365,999
11,973	ARRIS International PLC(b)	341,231
4,126	Arrow Electronics, Inc.(b)	344,892
9,210	Atlassian Corp. PLC, Class A (Australia)(b)	445,488
2,785	Autodesk, Inc.(b)	348,014
2,494	Automatic Data Processing, Inc.	289,952
8,633	Avnet, Inc.	343,593
8,472	Black Knight, Inc.(b)	384,205
7,810	Booz Allen Hamilton Holding Corp.	295,140
1,288	Broadcom Ltd.	339,916
1,697	Broadridge Financial Solutions, Inc.	145,806
25,697	Brocade Communications Systems, Inc.	299,370

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
9,550	CA, Inc.	$309,229
8,267	Cadence Design Systems, Inc.(b)	356,804
5,060	Cavium, Inc.(b)	349,089
5,005	CDK Global, Inc.	318,118
5,353	CDW Corp.	374,710
9,998	Cisco Systems, Inc.	341,432
4,215	Citrix Systems, Inc.(b)	348,201
2,948	Cognex Corp.	363,046
4,448	Cognizant Technology Solutions Corp., Class A	336,580
1,339	Coherent, Inc.(b)	351,769
9,623	CommScope Holding Co., Inc.(b)	309,283
17,034	Conduent, Inc.(b)	263,686
2,833	CoreLogic, Inc.(b)	132,868
11,053	Corning, Inc.	346,069
967	CoStar Group, Inc.(b)	285,990
9,768	CSRA, Inc.	312,478
23,288	Cypress Semiconductor Corp.	369,348
4,269	Dell Technologies, Inc., Class V(b)	353,345
6,329	Dolby Laboratories, Inc., Class A	366,702
6,103	DST Systems, Inc.	357,758
3,772	DXC Technology Co.	345,213
5,644	eBay, Inc.(b)	212,440
5,604	EchoStar Corp., Class A(b)	313,544
2,675	Electronic Arts, Inc.(b)	319,930
1,383	Euronet Worldwide, Inc.(b)	133,653
2,746	F5 Networks, Inc.(b)	333,007
1,839	Facebook, Inc., Class A(b)	331,130
1,452	Fidelity National Information Services, Inc.	134,688
20,140	FireEye, Inc.(b)	340,769
7,264	First Data Corp., Class A(b)	129,372
11,263	First Solar, Inc.(b)	617,438
1,091	Fiserv, Inc.(b)	141,208
942	FleetCor Technologies, Inc.(b)	155,684
7,163	FLIR Systems, Inc.	335,372
8,502	Fortinet, Inc.(b)	335,064
2,589	Gartner, Inc.(b)	324,428
9,659	Genpact Ltd.	294,117
1,402	Global Payments, Inc.	145,738
7,214	GoDaddy, Inc., Class A(b)	336,894
3,968	Guidewire Software, Inc.(b)	317,361
2,595	Harris Corp.	361,535
23,972	Hewlett Packard Enterprise Co.	333,690
16,477	HP, Inc.	355,079
2,744	IAC/InterActiveCorp.(b)	354,113
8,935	Intel Corp.	406,453
2,225	International Business Machines Corp.	342,784
2,254	Intuit, Inc.	340,399
1,834	IPG Photonics Corp.(b)	390,477
10,465	Jabil, Inc.	295,950
1,316	Jack Henry & Associates, Inc.	144,931
11,756	Juniper Networks, Inc.	291,901
6,773	Keysight Technologies, Inc.(b)	302,550
3,333	KLA-Tencor Corp.	362,930
1,887	Lam Research Corp.	393,572
5,505	Leidos Holdings, Inc.	344,173
2,833	LogMeIn, Inc.	342,935

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
7,512	Manhattan Associates, Inc.(b)	$314,452
18,184	Marvell Technology Group Ltd. (Bermuda)	335,858
985	Mastercard, Inc., Class A	146,538
13,831	Match Group, Inc.(b)(c)	369,841
6,848	Maxim Integrated Products, Inc.	359,794
3,636	Microchip Technology, Inc.	344,693
9,688	Micron Technology, Inc.(b)	429,275
6,496	Microsemi Corp.(b)	346,692
4,271	Microsoft Corp.	355,262
3,676	Motorola Solutions, Inc.	332,825
6,842	National Instruments Corp.	307,890
8,996	NCR Corp.(b)	288,682
8,209	NetApp, Inc.	364,644
20,167	Nuance Communications, Inc.(b)	297,262
1,909	NVIDIA Corp.	394,800
2,817	NXP Semiconductors NV (Netherlands)(b)	329,730
18,965	ON Semiconductor Corp.(b)	404,334
6,144	Oracle Corp.	312,730
2,208	Palo Alto Networks, Inc.(b)	325,018
25,742	Pandora Media, Inc.(b)(c)	188,174
4,764	Paychex, Inc.	303,896
2,166	PayPal Holdings, Inc.(b)	157,165
5,711	PTC, Inc.(b)	379,496
4,340	Qorvo, Inc.(b)	329,015
6,305	QUALCOMM, Inc.	321,618
2,970	Red Hat, Inc.(b)	358,865
17,855	Sabre Corp.	349,244
3,289	salesforce.com, inc.(b)	336,596
2,703	ServiceNow, Inc.(b)	341,578
2,987	Skyworks Solutions, Inc.	340,100
4,642	Splunk, Inc.(b)	312,407
5,101	Square, Inc., Class A(b)	189,706
8,215	SS&C Technologies Holdings, Inc.	330,243
10,380	Symantec Corp.	337,350
3,985	Synopsys, Inc.(b)	344,782
4,400	Tableau Software, Inc., Class A(b)	356,796
3,194	Take-Two Interactive Software, Inc.(b)	353,416
10,358	Teradata Corp.(b)	346,475
8,909	Teradyne, Inc.	382,107
3,873	Texas Instruments, Inc.	374,480
1,919	Total System Services, Inc.	138,264
6,980	Trimble, Inc.(b)	285,342
18,441	Twitter, Inc.(b)	380,253
1,870	Tyler Technologies, Inc.(b)	331,532
1,623	Ultimate Software Group, Inc. (The)(b)	328,804
2,459	Universal Display Corp.	360,244
1,875	Vantiv, Inc., Class A(b)	131,250
3,072	VeriSign, Inc.(b)	330,301
13,119	Versum Materials, Inc.	552,048
1,284	Visa, Inc., Class A	141,214
2,982	VMware, Inc., Class A(b)	356,916
3,592	Western Digital Corp.	320,658
7,233	Western Union Co. (The)	143,647
1,250	WEX, Inc.(b)	154,488
2,898	Workday, Inc., Class A(b)	321,649
8,514	Xerox Corp.	258,059

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
4,936	Xilinx, Inc.	$363,734
2,696	Zebra Technologies Corp., Class A(b)	312,709
3,451	Zillow Group, Inc., Class C(b)	142,457
86,070	Zynga, Inc., Class A(b)	335,673

		44,408,074

	Materials—9.3%
3,379	Air Products & Chemicals, Inc.	538,714
4,137	Albemarle Corp.	582,862
10,913	Alcoa Corp.(b)	521,423
5,837	AptarGroup, Inc.	508,228
23,801	Ardagh Group SA (Luxembourg)	510,293
7,958	Ashland Global Holdings, Inc.	540,985
2,934	Avery Dennison Corp.	311,503
16,991	Axalta Coating Systems Ltd.(b)	564,951
12,117	Ball Corp.	520,183
10,402	Bemis Co., Inc.	468,298
8,643	Berry Global Group, Inc.(b)	513,826
9,235	Cabot Corp.	562,966
5,034	Celanese Corp., Series A	525,096
15,401	CF Industries Holdings, Inc.	584,930
9,968	Chemours Co. (The)	564,288
8,302	Crown Holdings, Inc.(b)	499,531
12,202	Domtar Corp.	577,399
7,547	DowDuPont, Inc.	545,724
4,822	Eagle Materials, Inc.	509,059
5,753	Eastman Chemical Co.	522,430
3,712	Ecolab, Inc.	485,010
5,564	FMC Corp.	516,673
32,078	Freeport-McMoRan, Inc.(b)	448,450
37,159	Graphic Packaging Holding Co.	575,593
17,958	Huntsman Corp.	575,015
3,473	International Flavors & Fragrances, Inc.	511,990
8,920	International Paper Co.	510,848
5,321	LyondellBasell Industries NV, Class A	550,883
2,336	Martin Marietta Materials, Inc.	506,562
4,147	Monsanto Co.	502,202
24,980	Mosaic Co. (The)	558,053
1,184	NewMarket Corp.	474,062
12,319	Newmont Mining Corp.	445,455
8,994	Nucor Corp.	520,123
15,807	Olin Corp.	577,430
20,333	Owens-Illinois, Inc.(b)	485,755
4,350	Packaging Corp. of America	505,774
42,498	Platform Specialty Products Corp.(b)	454,729
4,690	PPG Industries, Inc.	545,166
3,787	Praxair, Inc.	553,356
6,628	Reliance Steel & Aluminum Co.	509,295
5,250	Royal Gold, Inc.	441,577
9,911	RPM International, Inc.	528,554
5,191	Scotts Miracle-Gro Co. (The)	517,127
11,153	Sealed Air Corp.	493,297
1,438	Sherwin-Williams Co. (The)	568,226
16,450	Silgan Holdings, Inc.	481,162
10,018	Sonoco Products Co.	518,832
11,887	Southern Copper Corp. (Peru)	510,547
14,350	Steel Dynamics, Inc.	533,963

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
102,502	Tahoe Resources, Inc.	$492,010
17,629	United States Steel Corp.	446,366
24,446	Valvoline, Inc.	587,193
4,073	Vulcan Materials Co.	495,888
6,879	W.R. Grace & Co.	526,175
6,338	Westlake Chemical Corp.	538,160
8,640	WestRock Co.	529,891

		29,494,081

	Real Estate—3.7%
1,115	Alexandria Real Estate Equities, Inc. REIT	138,215
2,770	American Campus Communities, Inc. REIT	115,177
6,130	American Homes 4 Rent, Class A REIT	130,446
911	American Tower Corp. REIT	130,883
2,927	Apartment Investment & Management Co., Class A REIT	128,729
7,374	Apple Hospitality REIT, Inc. REIT	139,664
719	AvalonBay Communities, Inc. REIT	130,376
1,108	Boston Properties, Inc. REIT	134,267
7,975	Brandywine Realty Trust REIT	139,483
6,953	Brixmor Property Group, Inc. REIT	121,469
1,425	Camden Property Trust REIT	130,017
3,727	CBRE Group, Inc., Class A(b)	146,546
10,249	Colony Northstar, Inc., Class A REIT	125,858
6,371	Columbia Property Trust, Inc. REIT	140,672
5,076	CoreCivic, Inc. REIT	125,174
1,143	CoreSite Realty Corp. REIT	126,587
4,067	Corporate Office Properties Trust REIT	129,859
1,257	Crown Castle International Corp. REIT	134,600
5,061	CubeSmart REIT	137,760
2,105	CyrusOne, Inc. REIT	129,226
2,286	DCT Industrial Trust, Inc. REIT	132,634
13,415	DDR Corp. REIT	102,893
2,220	Digital Realty Trust, Inc. REIT	262,937
3,462	Douglas Emmett, Inc. REIT	137,753
4,566	Duke Realty Corp. REIT	130,040
6,558	Empire State Realty Trust, Inc., Class A REIT	131,488
1,898	EPR Properties REIT	131,304
289	Equinix, Inc. REIT	133,951
4,343	Equity Commonwealth REIT(b)	130,507
1,483	Equity LifeStyle Properties, Inc. REIT	131,216
1,979	Equity Residential REIT	133,108
502	Essex Property Trust, Inc. REIT	131,740
1,652	Extra Space Storage, Inc. REIT	134,787
1,029	Federal Realty Investment Trust REIT	124,015
5,396	Forest City Realty Trust, Inc., Class A REIT	132,903
3,505	Gaming and Leisure Properties, Inc. REIT	128,073
6,280	GGP, Inc. REIT	122,209
4,448	HCP, Inc. REIT	114,936
4,256	Healthcare Trust of America, Inc., Class A REIT	127,893
2,576	Highwoods Properties, Inc. REIT	131,505
4,952	Hospitality Properties Trust REIT	141,528
7,474	Host Hotels & Resorts, Inc. REIT	146,191
1,158	Howard Hughes Corp. (The)(b)	147,796
4,140	Hudson Pacific Properties, Inc. REIT	140,015
6,007	Invitation Homes, Inc. REIT	135,578
3,364	Iron Mountain, Inc. REIT	134,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate (continued)
4,071	JBG SMITH Properties REIT(b)	$127,056
1,116	Jones Lang LaSalle, Inc.	144,511
1,955	Kilroy Realty Corp. REIT	139,255
6,518	Kimco Realty Corp. REIT	118,367
2,062	Lamar Advertising Co., Class A REIT	145,247
3,129	Liberty Property Trust REIT	134,172
1,645	Life Storage, Inc. REIT	132,949
2,460	Macerich Co. (The) REIT	134,316
10,014	Medical Properties Trust, Inc. REIT	132,485
1,253	Mid-America Apartment Communities, Inc. REIT	128,245
3,197	National Retail Properties, Inc. REIT	128,455
4,140	Omega Healthcare Investors, Inc. REIT(c)	119,480
6,219	Outfront Media, Inc. REIT	145,836
8,467	Paramount Group, Inc. REIT	134,795
5,050	Park Hotels & Resorts, Inc. REIT	145,389
6,675	Piedmont Office Realty Trust, Inc., Class A REIT	129,094
2,108	Prologis, Inc. REIT	136,135
626	Public Storage REIT	129,738
4,682	Rayonier, Inc. REIT	140,366
4,046	Realogy Holdings Corp.	130,807
2,285	Realty Income Corp. REIT	122,636
2,071	Regency Centers Corp. REIT	127,470
9,821	Retail Properties of America, Inc., Class A REIT	120,013
890	SBA Communications Corp. REIT(b)	139,890
6,783	Senior Housing Properties Trust REIT	124,807
834	Simon Property Group, Inc. REIT	129,545
1,394	SL Green Realty Corp. REIT	133,378
15,434	Spirit Realty Capital, Inc. REIT	128,257
5,260	STORE Capital Corp. REIT	129,869
1,480	Sun Communities, Inc. REIT	133,585
5,552	Tanger Factory Outlet Centers, Inc. REIT	126,308
2,561	Taubman Centers, Inc. REIT	120,930
3,401	UDR, Inc. REIT	131,925
7,132	Uniti Group, Inc. REIT	124,810
1,942	Ventas, Inc. REIT	121,861
15,561	VEREIT, Inc. REIT	122,776
1,826	Vornado Realty Trust REIT	136,694
4,104	Weingarten Realty Investors REIT	124,967
1,815	Welltower, Inc. REIT	121,532
4,045	Weyerhaeuser Co. REIT	145,256
1,924	WP Carey, Inc. REIT	131,121

		11,560,896

	Telecommunication Services—1.8%
19,301	AT&T, Inc.	649,479
54,524	CenturyLink, Inc.(c)	1,035,411
84,478	Sprint Corp.(b)(c)	552,486
25,151	Telephone & Data Systems, Inc.	733,152
10,856	T-Mobile US, Inc.(b)	648,863
19,450	United States Cellular Corp.(b)	711,675
14,856	Verizon Communications, Inc.	711,157
20,088	Zayo Group Holdings, Inc.(b)	724,373

		5,766,596

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities—8.9%
61,649	AES Corp. (The)	$655,329
16,006	Alliant Energy Corp.	692,420
11,247	Ameren Corp.	697,202
9,124	American Electric Power Co., Inc.	678,917
8,434	American Water Works Co., Inc.	740,168
20,144	Aqua America, Inc.	714,709
7,706	Atmos Energy Corp.	672,271
14,311	Avangrid, Inc.	740,308
46,887	Calpine Corp.(b)	700,492
22,480	CenterPoint Energy, Inc.	664,958
13,895	CMS Energy Corp.	672,101
7,947	Consolidated Edison, Inc.	683,839
8,606	Dominion Energy, Inc.	698,291
6,022	DTE Energy Co.	665,190
7,715	Duke Energy Corp.	681,312
8,399	Edison International	671,500
8,685	Entergy Corp.	749,168
10,887	Eversource Energy	681,962
18,072	Exelon Corp.	726,675
21,419	FirstEnergy Corp.	705,756
22,403	Great Plains Energy, Inc.	735,490
20,449	Hawaiian Electric Industries, Inc.	745,571
25,160	MDU Resources Group, Inc.	688,126
11,724	National Fuel Gas Co.	680,578
4,507	NextEra Energy, Inc.	698,900
25,477	NiSource, Inc.	671,828
28,450	NRG Energy, Inc.	711,250
18,695	OGE Energy Corp.	688,724
9,782	PG&E Corp.	565,106
7,521	Pinnacle West Capital Corp.	659,667
17,569	PPL Corp.	659,892
14,928	Public Service Enterprise Group, Inc.	734,458
11,303	SCANA Corp.	487,611
5,664	Sempra Energy	665,520
13,760	Southern Co. (The)	718,272
14,103	UGI Corp.	674,970
10,043	Vectren Corp.	684,330
38,425	Vistra Energy Corp.	746,982
10,400	WEC Energy Group, Inc.	700,856
13,604	Westar Energy, Inc.	727,542
13,499	Xcel Energy, Inc.	668,470

		28,206,711

	Total Common Stocks and Other Equity Interests (Cost $296,288,137)	315,346,505

	Money Market Fund—0.0%
16,013	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(e) (Cost $16,013)	16,013

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $296,304,150)—99.9%	315,362,518

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

October 31, 2017

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.6%
4,976,080	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(e)(f) (Cost $4,976,080)	$4,976,080

	Total Investments in Securities (Cost $301,280,230)—101.5%	320,338,598
	Other assets less liabilities—(1.5)%	(4,843,805)

	Net Assets—100.0%	$315,494,793

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2017.
(d)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Schedule of Investments(a)

PowerShares Russell 1000 Low Beta Equal Weight Portfolio (USLB)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—17.2%
7,633	AMC Networks, Inc., Class A(b)	$388,367
10,826	Aramark	472,988
656	AutoZone, Inc.(b)	386,712
6,867	Best Buy Co., Inc.	384,415
5,279	Bright Horizons Family Solutions, Inc.(b)	455,578
4,056	Burlington Stores, Inc.(b)	380,818
566	Cable One, Inc.	401,752
4,937	Carter’s, Inc.	477,556
6,626	CBS Corp., Class B	371,851
6,110	Choice Hotels International, Inc.	426,172
10,028	Cinemark Holdings, Inc.	364,418
4,463	Darden Restaurants, Inc.	367,171
9,645	Dick’s Sporting Goods, Inc.	236,013
15,361	Discovery Communications, Inc., Class C(b)	273,579
6,349	DISH Network Corp., Class A(b)	308,180
5,569	Dollar General Corp.	450,198
5,258	Dollar Tree, Inc.(b)	479,792
1,875	Domino’s Pizza, Inc.	343,125
6,780	Dunkin’ Brands Group, Inc.	400,495
2,824	Expedia, Inc.	352,040
6,678	Foot Locker, Inc.	200,874
18,037	Gap, Inc. (The)	468,782
4,407	Genuine Parts Co.	388,830
672	Graham Holdings Co., Class B	373,934
15,198	H&R Block, Inc.	375,999
19,528	Hanesbrands, Inc.	439,380
3,768	Hasbro, Inc.	348,879
15,914	Interpublic Group of Cos., Inc. (The)	306,345
10,558	Kohl’s Corp.	440,902
7,688	L Brands, Inc.	330,892
6,857	Las Vegas Sands Corp.	434,597
7,627	Leggett & Platt, Inc.	360,452
16,913	Liberty Interactive Corp. QVC Group, Series A(b)	384,263
8,356	Lululemon Athletica, Inc.(b)	513,978
16,883	Macy’s, Inc.	316,725
17,319	Mattel, Inc.	244,544
2,708	McDonald’s Corp.	451,992
12,160	Michael Kors Holdings Ltd.(b)	593,530
21,102	Michaels Cos., Inc. (The)(b)	409,801
5,960	Murphy USA, Inc.(b)	443,186
7,632	NIKE, Inc., Class B	419,684
178	NVR, Inc.(b)	584,084
4,739	Omnicom Group, Inc.	318,413
1,639	O’Reilly Automotive, Inc.(b)	345,747
19,076	Regal Entertainment Group, Class A	311,893
6,208	Ross Stores, Inc.	394,146
22,377	Sally Beauty Holdings, Inc.(b)	387,346
6,096	Scripps Networks Interactive, Inc., Class A	507,675
10,738	ServiceMaster Global Holdings, Inc.(b)	505,867
8,376	Signet Jewelers Ltd.	549,214
6,570	Six Flags Entertainment Corp.	412,530
15,801	Skechers U.S.A., Inc., Class A(b)	504,368
6,236	Starbucks Corp.	341,982
8,762	Tapestry, Inc.	358,804
7,407	Target Corp.	437,309

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
4,103	Time Warner, Inc.	$403,284
5,276	TJX Cos., Inc. (The)	368,265
10,558	TripAdvisor, Inc.(b)	395,925
10,326	Twenty-First Century Fox, Inc., Class A	270,025
4,341	Twenty-First Century Fox, Inc., Class B	110,478
21,047	Under Armour, Inc., Class A(b)	263,508
21,523	Urban Outfitters, Inc.(b)	527,744
1,909	Vail Resorts, Inc.	437,199
7,500	VF Corp.	522,375
10,542	Viacom, Inc., Class A	316,787
3,674	Walt Disney Co. (The)	359,354
3,149	Wynn Resorts Ltd.	464,446

		26,367,557

	Consumer Staples—10.6%
5,260	Altria Group, Inc.	337,797
9,815	Archer-Daniels-Midland Co.	401,139
1,786	Brown-Forman Corp., Class A	102,391
5,817	Brown-Forman Corp., Class B	331,685
6,881	Campbell Soup Co.	325,953
3,409	Casey’s General Stores, Inc.	390,569
7,678	Church & Dwight Co., Inc.	346,815
3,019	Clorox Co. (The)	381,994
8,725	Coca-Cola Co. (The)	401,176
5,198	Colgate-Palmolive Co.	366,199
10,295	Conagra Brands, Inc.	351,677
2,210	Constellation Brands, Inc., Class A	484,189
5,165	CVS Health Corp.	353,957
4,275	Dr Pepper Snapple Group, Inc.	366,197
5,590	Edgewell Personal Care Co.(b)	362,959
7,402	Energizer Holdings, Inc.	318,212
4,311	Estee Lauder Cos., Inc. (The), Class A	482,013
6,992	General Mills, Inc.	363,025
3,444	Hershey Co. (The)	365,684
11,796	Hormel Foods Corp.	367,563
3,554	Ingredion, Inc.	445,494
3,104	JM Smucker Co. (The)	329,179
5,541	Kellogg Co.	346,479
3,057	Kimberly-Clark Corp.	343,943
4,302	Kraft Heinz Co. (The)	332,674
13,324	Kroger Co. (The)	275,807
3,809	McCormick & Co., Inc.	379,110
4,184	Molson Coors Brewing Co., Class B	338,360
8,515	Mondelez International, Inc., Class A	352,776
8,027	Monster Beverage Corp.(b)	465,004
3,395	PepsiCo, Inc.	374,231
3,382	Philip Morris International, Inc.	353,893
17,422	Pilgrim’s Pride Corp.(b)	553,671
6,367	Pinnacle Foods, Inc.	346,492
5,059	Post Holdings, Inc.(b)	419,543
4,639	Procter & Gamble Co. (The)	400,531
116,350	Rite Aid Corp.(b)	191,978
101	Seaboard Corp.	444,412
2,950	Spectrum Brands Holdings, Inc.	324,264
16,558	Sprouts Farmers Market, Inc.(b)	306,157
7,270	Sysco Corp.	404,357
7,038	Tyson Foods, Inc., Class A	513,141

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

PowerShares Russell 1000 Low Beta Equal Weight Portfolio (USLB) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
4,895	Walgreens Boots Alliance, Inc.	$324,392
5,187	Wal-Mart Stores, Inc.	452,877

		16,219,959

	Energy—1.7%
4,399	Diamondback Energy, Inc.(b)	471,397
4,928	Exxon Mobil Corp.	410,749
21,562	Kinder Morgan, Inc.	390,488
5,302	Phillips 66	482,906
6,561	Valero Energy Corp.	517,597
11,417	World Fuel Services Corp.	317,392

		2,590,529

	Financials—11.8%
5,387	Aflac, Inc.	451,916
19,655	AGNC Investment Corp. REIT	395,655
674	Alleghany Corp.(b)	381,632
4,704	Allstate Corp. (The)	441,518
4,086	American Financial Group, Inc.	431,032
34,111	Annaly Capital Management, Inc. REIT	390,912
3,084	Aon PLC	442,338
4,078	Arch Capital Group Ltd.(b)	406,332
7,810	Aspen Insurance Holdings Ltd. (Bermuda)	335,049
6,049	Axis Capital Holdings Ltd.	329,005
5,218	Bank of Hawaii Corp.	425,841
2,448	Berkshire Hathaway, Inc., Class B(b)	457,629
4,700	Cboe Global Markets, Inc.	531,382
2,822	Chubb Ltd.	425,614
5,778	Cincinnati Financial Corp.	405,442
1,875	Credit Acceptance Corp.(b)	537,619
3,461	Erie Indemnity Co., Class A	418,089
1,596	Everest Re Group Ltd.	378,970
9,322	First American Financial Corp.	507,303
4,378	First Republic Bank	426,417
9,496	FNF Group	355,340
4,853	Hanover Insurance Group, Inc. (The)	477,438
8,171	Hartford Financial Services Group, Inc. (The)	449,814
6,702	Intercontinental Exchange, Inc.	443,002
8,657	Loews Corp.	428,608
418	Markel Corp.(b)	453,237
2,128	MarketAxess Holdings, Inc.	370,272
5,265	Marsh & McLennan Cos., Inc.	426,097
7,299	Mercury General Corp.	408,525
48,863	MFA Financial, Inc. REIT	402,631
5,997	Nasdaq, Inc.	435,682
25,414	New Residential Investment Corp. REIT	448,049
30,709	New York Community Bancorp, Inc.	385,705
20,058	Old Republic International Corp.	406,977
6,661	ProAssurance Corp.	373,349
9,535	Progressive Corp. (The)	463,878
3,245	Reinsurance Group of America, Inc.	484,738
2,777	RenaissanceRe Holdings Ltd. (Bermuda)	384,226
25,399	TFS Financial Corp.	391,653
40,994	Two Harbors Investment Corp. REIT	401,741
7,430	Validus Holdings Ltd.	386,954
468	White Mountains Insurance Group Ltd.	416,122
2,789	Willis Towers Watson PLC	449,252

		18,162,985

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care—7.9%
2,787	Aetna, Inc.	$473,874
1,803	Allergan PLC	319,546
6,827	Baxter International, Inc.	440,137
2,137	Becton, Dickinson and Co.	445,928
1,806	Bio-Rad Laboratories, Inc., Class A(b)	396,941
1,329	C.R. Bard, Inc.	434,676
5,554	Centene Corp.(b)	520,243
6,250	Cerner Corp.(b)	422,000
2,505	Cigna Corp.	494,036
1,844	Cooper Cos., Inc. (The)	443,039
4,672	Danaher Corp.	431,085
6,245	DENTSPLY Sirona, Inc.	381,382
3,520	Edwards Lifesciences Corp.(b)	359,850
5,089	Eli Lilly & Co.	416,993
4,926	HCA Healthcare, Inc.(b)	372,652
4,390	Henry Schein, Inc.(b)	345,054
1,331	Intuitive Surgical, Inc.(b)	499,604
3,163	Johnson & Johnson	440,954
6,635	LifePoint Health, Inc.(b)	319,475
7,427	MEDNAX, Inc.(b)	325,228
4,790	Medtronic PLC	385,691
6,094	Merck & Co., Inc.	335,718
12,513	Pfizer, Inc.	438,706
11,492	Premier, Inc., Class A(b)	375,444
5,675	ResMed, Inc.	477,721
2,775	Stryker Corp.	429,764
2,313	UnitedHealth Group, Inc.	486,239
4,075	Varian Medical Systems, Inc.(b)	424,574
2,354	WellCare Health Plans, Inc.(b)	465,480

		12,102,034

	Industrials—12.1%
1,995	3M Co.	459,229
6,317	AGCO Corp.	433,157
8,329	BWX Technologies, Inc.	499,074
6,099	C.H. Robinson Worldwide, Inc.	478,955
3,916	Carlisle Cos., Inc.	430,094
3,571	Copa Holdings SA, Class A (Panama)	439,912
5,227	Crane Co.	434,468
3,307	Deere & Co.	439,434
3,872	Dun & Bradstreet Corp. (The)	452,366
7,563	Expeditors International of Washington, Inc.	441,528
9,454	Fastenal Co.	444,054
2,008	General Dynamics Corp.	407,584
14,490	General Electric Co.	292,118
3,700	Graco, Inc.	487,623
5,469	HEICO Corp.	495,929
3,050	Honeywell International, Inc.	439,688
2,076	Huntington Ingalls Industries, Inc.	483,355
18,102	JetBlue Airways Corp.(b)	346,653
5,989	Kirby Corp.(b)	424,321
2,413	L3 Technologies, Inc.	451,665
4,517	Lincoln Electric Holdings, Inc.	414,073
1,446	Lockheed Martin Corp.	445,599
4,726	MSC Industrial Direct Co., Inc., Class A	391,785
10,563	Nielsen Holdings PLC	391,570
1,577	Northrop Grumman Corp.	466,051

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

PowerShares Russell 1000 Low Beta Equal Weight Portfolio (USLB) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
3,998	Orbital ATK, Inc.	$531,454
27,295	Pitney Bowes, Inc.	375,033
2,468	Raytheon Co.	444,734
6,236	Republic Services, Inc.	405,777
9,486	Rollins, Inc.	416,530
2,454	Snap-on, Inc.	387,192
7,421	Spirit AeroSystems Holdings, Inc., Class A	594,422
7,470	Spirit Airlines, Inc.(b)	277,062
4,853	Stericycle, Inc.(b)	343,835
5,914	Toro Co. (The)	371,695
1,505	TransDigm Group, Inc.	417,638
3,809	United Parcel Service, Inc., Class B	447,672
3,270	United Technologies Corp.	391,615
4,993	Verisk Analytics, Inc.(b)	424,655
2,342	W.W. Grainger, Inc.	463,013
5,603	Waste Management, Inc.	460,399
2,866	Watsco, Inc.	477,390
7,761	Xylem, Inc.	516,339

		18,636,740

	Information Technology—12.7%
6,929	Activision Blizzard, Inc.	453,780
2,851	Adobe Systems, Inc.(b)	499,381
8,581	Akamai Technologies, Inc.(b)	448,357
202	Alphabet, Inc., Class A(b)	208,674
205	Alphabet, Inc., Class C(b)	208,411
6,127	Amdocs Ltd.	398,868
5,449	Amphenol Corp., Class A	474,063
3,967	Automatic Data Processing, Inc.	461,204
13,217	Black Knight, Inc.(b)	599,391
5,383	Broadridge Financial Solutions, Inc.	462,507
31,414	Brocade Communications Systems, Inc.	365,973
12,700	CA, Inc.	411,226
6,075	Cognizant Technology Solutions Corp., Class A	459,695
1,645	Coherent, Inc.(b)	432,158
9,434	CoreLogic, Inc.(b)	442,455
8,034	Dolby Laboratories, Inc., Class A	465,490
6,871	EchoStar Corp., Class A(b)	384,433
3,604	Electronic Arts, Inc.(b)	431,039
4,641	Euronet Worldwide, Inc.(b)	448,506
3,097	F5 Networks, Inc.(b)	375,573
2,675	Facebook, Inc., Class A(b)	481,661
3,166	Fiserv, Inc.(b)	409,775
10,763	FLIR Systems, Inc.	503,924
14,854	Genpact Ltd.	452,304
3,621	Harris Corp.	504,478
2,823	Intuit, Inc.	426,330
3,737	Jack Henry & Associates, Inc.	411,556
3,815	KLA-Tencor Corp.	415,415
3,294	Mastercard, Inc., Class A	490,048
20,937	Match Group, Inc.(b)	559,855
5,797	Microsoft Corp.	482,195
4,842	Motorola Solutions, Inc.	438,395
10,599	National Instruments Corp.	476,955
8,886	Oracle Corp.	452,297
7,745	PayPal Holdings, Inc.(b)	561,977
6,929	QUALCOMM, Inc.	353,448

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
17,688	Sabre Corp.	$345,977
5,291	Take-Two Interactive Software, Inc.(b)	585,449
2,387	Tyler Technologies, Inc.(b)	423,191
6,466	Vantiv, Inc., Class A(b)	452,620
4,502	VeriSign, Inc.(b)	484,055
4,253	Visa, Inc., Class A	467,745
21,464	Western Union Co. (The)	426,275
6,125	Xilinx, Inc.	451,351

		19,488,460

	Materials—3.8%
4,762	AptarGroup, Inc.	414,627
9,901	Ball Corp.	425,050
9,071	Bemis Co., Inc.	408,377
7,772	Cabot Corp.	473,781
4,662	Celanese Corp., Series A	486,293
7,047	Crown Holdings, Inc.(b)	424,018
2,957	International Flavors & Fragrances, Inc.	435,921
3,477	Monsanto Co.	421,065
854	NewMarket Corp.	341,933
4,673	Scotts Miracle-Gro Co. (The)	465,524
8,931	Sealed Air Corp.	395,018
12,473	Silgan Holdings, Inc.	364,835
11,575	Southern Copper Corp. (Peru)	497,146
44,832	Tahoe Resources, Inc.	215,194

		5,768,782

	Real Estate—11.4%
8,361	American Campus Communities, Inc. REIT	347,650
3,086	American Tower Corp. REIT	443,366
21,193	Apple Hospitality REIT, Inc. REIT	401,395
22,500	Brixmor Property Group, Inc. REIT	393,075
4,859	Camden Property Trust REIT	443,335
3,876	CoreSite Realty Corp. REIT	429,267
4,019	Crown Castle International Corp. REIT	430,355
16,350	CubeSmart REIT	445,047
7,677	DCT Industrial Trust, Inc. REIT	445,420
7,476	Digital Realty Trust, Inc. REIT	885,457
14,263	Duke Realty Corp. REIT	406,210
5,597	EPR Properties REIT	387,201
925	Equinix, Inc. REIT	428,738
12,748	Equity Commonwealth REIT(b)	383,077
4,840	Equity LifeStyle Properties, Inc. REIT	428,243
5,268	Extra Space Storage, Inc. REIT	429,816
3,297	Federal Realty Investment Trust REIT	397,354
18,107	GGP, Inc. REIT	352,362
12,927	Healthcare Trust of America, Inc., Class A REIT	388,456
8,108	Highwoods Properties, Inc. REIT	413,913
23,004	Kimco Realty Corp. REIT	417,753
5,453	Life Storage, Inc. REIT	440,711
6,911	Macerich Co. (The) REIT	377,341
4,011	Mid-America Apartment Communities, Inc. REIT	410,526
10,553	National Retail Properties, Inc. REIT	424,020
12,885	Omega Healthcare Investors, Inc. REIT	371,861
17,847	Outfront Media, Inc. REIT	418,512
1,842	Public Storage REIT	381,755

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

PowerShares Russell 1000 Low Beta Equal Weight Portfolio (USLB) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate (continued)
7,369	Realty Income Corp. REIT	$395,494
6,634	Regency Centers Corp. REIT	408,323
33,001	Retail Properties of America, Inc., Class A REIT	403,272
2,953	SBA Communications Corp. REIT(b)	464,153
18,769	Senior Housing Properties Trust REIT	345,350
2,618	Simon Property Group, Inc. REIT	406,654
55,965	Spirit Realty Capital, Inc. REIT	465,069
19,781	STORE Capital Corp. REIT	488,393
4,750	Sun Communities, Inc. REIT	428,735
15,577	Tanger Factory Outlet Centers, Inc. REIT	354,377
6,488	Taubman Centers, Inc. REIT	306,363
6,155	Ventas, Inc. REIT	386,226
13,506	Weingarten Realty Investors REIT	411,258
5,470	Welltower, Inc. REIT	366,271

		17,552,154

	Telecommunication Services—1.6%
10,297	AT&T, Inc.	346,494
25,529	CenturyLink, Inc.	484,796
5,885	T-Mobile US, Inc.(b)	351,746
9,930	United States Cellular Corp.(b)	363,339
8,760	Verizon Communications, Inc.	419,341
12,711	Zayo Group Holdings, Inc.(b)	458,359

		2,424,075

	Utilities—9.2%
9,851	Alliant Energy Corp.	426,154
7,194	Ameren Corp.	445,956
5,702	American Electric Power Co., Inc.	424,286
5,193	American Water Works Co., Inc.	455,738
12,504	Aqua America, Inc.	443,642
4,874	Atmos Energy Corp.	425,208
31,404	Calpine Corp.(b)	469,176
14,293	CenterPoint Energy, Inc.	422,787
8,619	CMS Energy Corp.	416,901
4,944	Consolidated Edison, Inc.	425,431
4,911	Dominion Energy, Inc.	398,478
3,733	DTE Energy Co.	412,347
4,631	Duke Energy Corp.	408,964
4,865	Edison International	388,957
6,593	Eversource Energy	412,985
11,199	Exelon Corp.	450,312
14,120	Great Plains Energy, Inc.	463,560
12,341	Hawaiian Electric Industries, Inc.	449,953
14,572	MDU Resources Group, Inc.	398,544
6,990	National Fuel Gas Co.	405,769
2,870	NextEra Energy, Inc.	445,051
15,675	NiSource, Inc.	413,350
5,982	PG&E Corp.	345,580
4,627	Pinnacle West Capital Corp.	405,834
9,940	PPL Corp.	373,346
9,098	Public Service Enterprise Group, Inc.	447,622
5,819	SCANA Corp.	251,032
3,513	Sempra Energy	412,777
7,840	Southern Co. (The)	409,248
7,753	UGI Corp.	371,059
6,662	Vectren Corp.	453,949

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
6,517	WEC Energy Group, Inc.	$439,181
7,492	Westar Energy, Inc.	400,672
8,528	Xcel Energy, Inc.	422,306

		14,136,155

	Total Common Stocks and Other Equity Interests (Cost $141,233,322)	153,449,430

	Money Market Fund—0.0%
7,609	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(c) (Cost $7,609)	7,609

	Total Investments in Securities (Cost $141,240,931)—100.0%	153,457,039
	Other assets less liabilities—0.0%	57,591

	Net Assets—100.0%	$153,514,630

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Schedule of Investments(a)

PowerShares S&P 500 Enhanced Value Portfolio (SPVU)

October 31, 2017

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—14.0%
5,438	Best Buy Co., Inc.	$304,419
6,578	D.R. Horton, Inc.	290,813
2,391	Foot Locker, Inc.	71,921
124,054	Ford Motor Co.	1,522,143
4,506	Gap, Inc. (The)	117,111
49,502	General Motors Co.	2,127,596
6,274	Goodyear Tire & Rubber Co. (The)	191,922
6,207	Kohl’s Corp.	259,204
3,646	Lennar Corp., Class A	202,973
9,796	Macy’s, Inc.	183,773
2,639	Michael Kors Holdings Ltd.(b)	128,810
6,216	News Corp., Class A	84,910
1,975	Nordstrom, Inc.	78,309
5,690	PulteGroup, Inc.	172,009
1,315	PVH Corp.	166,755
1,766	Signet Jewelers Ltd.	115,797
13,972	Target Corp.	824,907
5,808	Viacom, Inc., Class B	139,566
1,299	Whirlpool Corp.	212,945

		7,195,883

	Consumer Staples—13.4%
16,178	Archer-Daniels-Midland Co.	661,195
23,165	CVS Health Corp.	1,587,497
22,527	Kroger Co. (The)	466,309
3,352	Molson Coors Brewing Co., Class B	271,076
6,176	Tyson Foods, Inc., Class A	450,292
12,951	Walgreens Boots Alliance, Inc.	858,263
29,483	Wal-Mart Stores, Inc.	2,574,161

		6,868,793

	Energy—6.4%
3,051	Andeavor	324,138
11,226	Marathon Petroleum Corp.	670,641
9,221	Phillips 66	839,849
12,744	TechnipFMC PLC (United Kingdom)(b)	349,058
13,810	Valero Energy Corp.	1,089,471

		3,273,157

	Financials—43.2%
5,048	Aflac, Inc.	423,477
4,681	Allstate Corp. (The)	439,359
10,356	American International Group, Inc.	669,101
836	Assurant, Inc.	84,143
40,859	Bank of America Corp.	1,119,128
10,678	Bank of New York Mellon Corp. (The)	549,383
8,422	BB&T Corp.	414,699
11,644	Berkshire Hathaway, Inc., Class B(b)	2,176,729
7,756	Capital One Financial Corp.	714,948
5,229	Chubb Ltd.	788,638
31,331	Citigroup, Inc.	2,302,829
6,712	Citizens Financial Group, Inc.	255,123
3,942	Discover Financial Services	262,261
9,131	Fifth Third Bancorp	263,886
4,781	Goldman Sachs Group, Inc. (The)	1,159,297
5,014	Hartford Financial Services Group, Inc. (The)	276,021
23,106	JPMorgan Chase & Co.	2,324,695
5,632	Leucadia National Corp.	142,490
3,807	Lincoln National Corp.	288,494

Number of Shares		Value
	Common Stocks (continued)
	Financials (continued)
4,114	Loews Corp.	$203,684
12,654	MetLife, Inc.	678,001
18,404	Morgan Stanley	920,200
4,251	Navient Corp.	52,967
3,849	People’s United Financial, Inc.	71,822
4,783	PNC Financial Services Group, Inc. (The)	654,267
2,913	Principal Financial Group, Inc.	191,821
8,045	Prudential Financial, Inc.	888,651
14,911	Regions Financial Corp.	230,822
5,581	SunTrust Banks, Inc.	336,032
8,410	Synchrony Financial	274,334
3,575	Travelers Cos., Inc. (The)	473,509
3,746	Unum Group	194,942
37,220	Wells Fargo & Co.	2,089,531
3,612	XL Group Ltd. (Bermuda)	146,178
2,137	Zions Bancorporation	99,285

		22,160,747

	Health Care—11.1%
7,268	Allergan PLC	1,288,108
3,554	AmerisourceBergen Corp.	273,480
5,510	Anthem, Inc.	1,152,747
7,470	Cardinal Health, Inc.	462,393
4,206	Centene Corp.(b)	393,976
3,084	DaVita, Inc.(b)	187,322
4,469	Express Scripts Holding Co.(b)	273,905
2,322	Humana, Inc.	592,923
6,265	McKesson Corp.	863,818
1,142	Patterson Cos., Inc.	42,254
1,393	Universal Health Services, Inc., Class B	143,061

		5,673,987

	Industrials—4.0%
8,640	American Airlines Group, Inc.	404,525
13,806	Delta Air Lines, Inc.	690,714
3,476	Fluor Corp.	149,781
2,379	Jacobs Engineering Group, Inc.	138,482
3,302	Quanta Services, Inc.(b)	124,584
4,703	Textron, Inc.	248,036
5,339	United Continental Holdings, Inc.(b)	312,225

		2,068,347

	Information Technology—3.5%
17,152	Corning, Inc.	537,029
48,770	Hewlett Packard Enterprise Co.	678,879
25,384	HP, Inc.	547,025

		1,762,933

	Materials—1.8%
2,220	Eastman Chemical Co.	201,598
5,727	LyondellBasell Industries NV, Class A	592,916
6,605	Mosaic Co. (The)	147,556

		942,070

	Telecommunication Services—0.5%
11,836	CenturyLink, Inc.	224,766

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

PowerShares S&P 500 Enhanced Value Portfolio (SPVU) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks (continued)
	Utilities—2.1%
4,129	Consolidated Edison, Inc.	$355,300
18,267	Exelon Corp.	734,516

		1,089,816

	Total Investments in Securities (Cost $48,559,153)—100.0%	51,260,499
	Other assets less liabilities—0.0%	14,316

	Net Assets—100.0%	$51,274,815

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Schedule of Investments(a)

PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV)

October 31, 2017

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—6.7%
30,165	Comcast Corp., Class A	$1,086,845
7,982	Home Depot, Inc. (The)	1,323,256
22,750	Leggett & Platt, Inc.	1,075,165
8,818	McDonald’s Corp.	1,471,812
15,290	Omnicom Group, Inc.	1,027,335
14,646	Walt Disney Co. (The)	1,432,525
17,941	Yum! Brands, Inc.	1,335,708

		8,752,646

	Consumer Staples—7.8%
9,575	Clorox Co. (The)	1,211,525
35,728	Coca-Cola Co. (The)	1,642,773
16,120	Colgate-Palmolive Co.	1,135,654
11,447	Estee Lauder Cos., Inc. (The), Class A	1,279,889
11,754	McCormick & Co., Inc.	1,169,876
14,005	PepsiCo, Inc.	1,543,771
15,617	Procter & Gamble Co. (The)	1,348,372
13,818	Walgreens Boots Alliance, Inc.	915,719

		10,247,579

	Energy—2.8%
10,372	Chevron Corp.	1,202,011
15,605	Exxon Mobil Corp.	1,300,677
12,673	Phillips 66	1,154,257

		3,656,945

	Financials—25.5%
17,424	Aflac, Inc.	1,461,699
17,105	Allstate Corp. (The)	1,605,475
10,134	Aon PLC	1,453,520
23,567	Arthur J. Gallagher & Co.	1,492,498
21,074	Bank of New York Mellon Corp. (The)	1,084,257
8,760	Berkshire Hathaway, Inc., Class B(b)	1,637,594
2,682	BlackRock, Inc.	1,262,766
11,728	Cboe Global Markets, Inc.	1,325,968
10,700	Chubb Ltd.	1,613,774
14,604	Cincinnati Financial Corp.	1,024,763
4,685	Everest Re Group Ltd.	1,112,453
22,885	Hartford Financial Services Group, Inc. (The)	1,259,819
17,086	Intercontinental Exchange, Inc.	1,129,385
11,564	JPMorgan Chase & Co.	1,163,454
28,503	Loews Corp.	1,411,183
18,687	Marsh & McLennan Cos., Inc.	1,512,339
9,038	Moody’s Corp.	1,287,102
18,829	Nasdaq, Inc.	1,367,927
29,041	Progressive Corp. (The)	1,412,845
8,132	S&P Global, Inc.	1,272,414
18,668	Torchmark Corp.	1,570,539
11,137	Travelers Cos., Inc. (The)	1,475,096
24,397	U.S. Bancorp	1,326,709
7,145	Willis Towers Watson PLC	1,150,917
25,016	XL Group Ltd. (Bermuda)	1,012,397

		33,426,893

	Health Care—10.4%
22,694	Abbott Laboratories	1,230,695
18,344	Baxter International, Inc.	1,182,638
5,472	Becton, Dickinson and Co.	1,141,842
16,188	Danaher Corp.	1,493,667

Number of Shares		Value
	Common Stocks (continued)
	Health Care (continued)
19,882	DENTSPLY Sirona, Inc.	$1,214,194
11,441	Johnson & Johnson	1,594,990
13,018	Medtronic PLC	1,048,209
34,744	Pfizer, Inc.	1,218,125
11,297	Quest Diagnostics, Inc.	1,059,433
7,753	Stryker Corp.	1,200,707
5,838	UnitedHealth Group, Inc.	1,227,264

		13,611,764

	Industrials—19.7%
7,385	3M Co.	1,699,953
17,735	AMETEK, Inc.	1,196,935
16,762	C.H. Robinson Worldwide, Inc.	1,316,320
7,488	Equifax, Inc.	812,673
23,113	Expeditors International of Washington, Inc.	1,349,337
6,119	General Dynamics Corp.	1,242,035
49,812	General Electric Co.	1,004,210
9,945	Honeywell International, Inc.	1,433,671
9,358	Illinois Tool Works, Inc.	1,464,714
3,764	Lockheed Martin Corp.	1,159,914
4,898	Northrop Grumman Corp.	1,447,506
6,899	Raytheon Co.	1,243,200
25,448	Republic Services, Inc.	1,655,901
5,821	Roper Technologies, Inc.	1,502,808
8,871	Stanley Black & Decker, Inc.	1,433,110
11,146	United Parcel Service, Inc., Class B	1,309,989
12,919	United Technologies Corp.	1,547,179
15,530	Verisk Analytics, Inc.(b)	1,320,827
21,449	Waste Management, Inc.	1,762,464

		25,902,746

	Information Technology—21.1%
8,703	Accenture PLC, Class A	1,238,959
7,230	Adobe Systems, Inc.(b)	1,266,407
18,330	Amphenol Corp., Class A	1,594,710
8,584	ANSYS, Inc.(b)	1,173,519
6,766	Apple, Inc.	1,143,725
38,556	Cisco Systems, Inc.	1,316,687
36,364	Corning, Inc.	1,138,557
15,040	Fidelity National Information Services, Inc.	1,395,110
11,009	Fiserv, Inc.(b)	1,424,895
10,304	Harris Corp.	1,435,553
30,826	Intel Corp.	1,402,275
8,803	International Business Machines Corp.	1,356,190
9,897	Mastercard, Inc., Class A	1,472,377
17,407	Microsoft Corp.	1,447,914
12,227	Motorola Solutions, Inc.	1,107,033
22,391	Oracle Corp.	1,139,702
21,893	Paychex, Inc.	1,396,554
14,473	Synopsys, Inc.(b)	1,252,204
13,810	TE Connectivity Ltd.	1,256,296
13,253	Texas Instruments, Inc.	1,281,432
12,833	Visa, Inc., Class A	1,411,373

		27,651,472

	Materials—4.3%
9,243	Air Products & Chemicals, Inc.	1,473,612
17,891	DowDuPont, Inc.	1,293,698
11,609	Ecolab, Inc.	1,516,832

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks (continued)
	Materials (continued)
9,779	Praxair, Inc.	$1,428,907

		5,713,049

	Telecommunication Services—0.8%
29,977	AT&T, Inc.	1,008,726

	Utilities—0.9%
39,364	CenterPoint Energy, Inc.	1,164,387

	Total Investments in Securities (Cost $116,985,728)—100.0%	131,136,207
	Other assets less liabilities—0.0%	17,052

	Net Assets—100.0%	$131,153,259

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

Schedule of Investments(a)

PowerShares S&P 500® High Beta Portfolio (SPHB)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—7.6%
80,721	BorgWarner, Inc.	$4,255,611
52,090	CarMax, Inc.(b)	3,911,959
30,997	Delphi Automotive PLC	3,080,482
260,786	Ford Motor Co.	3,199,844
132,293	Gap, Inc. (The)	3,438,295
117,607	Goodyear Tire & Rubber Co. (The)	3,597,598
17,184	Netflix, Inc.(b)	3,375,453
182,728	Under Armour, Inc., Class A(b)	2,287,755

		27,146,997

	Energy—10.4%
66,760	Apache Corp.	2,761,861
1,112,339	Chesapeake Energy Corp.(b)	4,338,122
103,278	Devon Energy Corp.	3,810,958
64,451	Helmerich & Payne, Inc.	3,500,334
73,185	Hess Corp.	3,231,850
327,717	Marathon Oil Corp.	4,660,136
69,124	Marathon Petroleum Corp.	4,129,468
115,665	National Oilwell Varco, Inc.	3,954,586
127,107	Newfield Exploration Co.(b)	3,913,624
57,438	ONEOK, Inc.	3,117,160

		37,418,099

	Financials—23.4%
18,429	Affiliated Managers Group, Inc.	3,437,009
26,344	Ameriprise Financial, Inc.	4,123,890
137,144	Bank of America Corp.	3,756,374
84,513	Charles Schwab Corp. (The)	3,789,563
44,237	Citigroup, Inc.	3,251,420
98,093	Citizens Financial Group, Inc.	3,728,515
48,141	Comerica, Inc.	3,782,438
78,592	E*TRADE Financial Corp.(b)	3,425,825
110,615	Fifth Third Bancorp	3,196,774
85,357	Franklin Resources, Inc.	3,596,091
13,986	Goldman Sachs Group, Inc. (The)	3,391,325
257,077	Huntington Bancshares, Inc.	3,547,663
110,263	Invesco Ltd.(c)	3,946,313
182,733	KeyCorp	3,334,877
121,187	Leucadia National Corp.	3,066,031
47,272	Lincoln National Corp.	3,582,272
76,590	Morgan Stanley	3,829,500
256,670	Navient Corp.	3,198,108
45,672	Principal Financial Group, Inc.	3,007,501
40,800	Raymond James Financial, Inc.	3,459,024
229,150	Regions Financial Corp.	3,547,242
53,719	SunTrust Banks, Inc.	3,234,421
107,020	Synchrony Financial	3,490,992
71,042	Zions Bancorporation	3,300,611

		84,023,779

	Health Care—4.2%
49,209	Agilent Technologies, Inc.	3,347,688
16,142	Illumina, Inc.(b)	3,312,177
18,826	McKesson Corp.	2,595,729
6,097	Regeneron Pharmaceuticals, Inc.(b)	2,454,774
23,984	Vertex Pharmaceuticals, Inc.(b)	3,507,181

		15,217,549

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials—23.5%
55,645	A.O. Smith Corp.	$3,294,184
33,633	Alaska Air Group, Inc.	2,220,787
70,167	American Airlines Group, Inc.	3,285,219
191,511	Arconic, Inc.	4,810,756
27,894	Caterpillar, Inc.	3,788,005
19,691	Cummins, Inc.	3,482,944
70,852	Delta Air Lines, Inc.	3,544,726
35,998	Dover Corp.	3,437,449
41,552	Eaton Corp. PLC	3,324,991
48,478	Emerson Electric Co.	3,124,892
87,742	Flowserve Corp.	3,866,790
77,866	Fluor Corp.	3,355,246
35,072	Ingersoll-Rand PLC	3,107,379
54,045	Jacobs Engineering Group, Inc.	3,145,959
84,461	Masco Corp.	3,363,237
25,389	Norfolk Southern Corp.	3,336,622
44,389	PACCAR, Inc.	3,184,023
18,963	Parker-Hannifin Corp.	3,462,833
50,856	Pentair PLC (United Kingdom)	3,583,314
95,027	Quanta Services, Inc.(b)	3,585,369
20,051	Rockwell Automation, Inc.	4,026,642
54,386	Southwest Airlines Co.	2,929,230
53,358	United Continental Holdings, Inc.(b)	3,120,376
42,946	United Rentals, Inc.(b)	6,076,000

		84,456,973

	Information Technology—19.1%
376,764	Advanced Micro Devices, Inc.(b)	4,138,752
14,114	Alliance Data Systems Corp.	3,157,725
75,684	Applied Materials, Inc.	4,270,848
40,307	Autodesk, Inc.(b)	5,036,763
12,504	Broadcom Ltd.	3,299,931
39,369	Citrix Systems, Inc.(b)	3,252,273
20,773	Lam Research Corp.	4,332,625
36,191	Microchip Technology, Inc.	3,430,907
135,152	Micron Technology, Inc.(b)	5,988,585
79,675	NetApp, Inc.	3,539,163
21,676	NVIDIA Corp.	4,482,813
51,044	Qorvo, Inc.(b)	3,869,646
29,018	Red Hat, Inc.(b)	3,506,245
123,146	Seagate Technology PLC	4,552,708
36,345	Skyworks Solutions, Inc.	4,138,242
37,225	TE Connectivity Ltd.	3,386,358
44,758	Western Digital Corp.	3,995,547

		68,379,131

	Materials—8.6%
26,327	Albemarle Corp.	3,709,211
118,466	CF Industries Holdings, Inc.	4,499,339
359,991	Freeport-McMoRan, Inc.(b)	5,032,674
32,608	LyondellBasell Industries NV, Class A	3,375,906
15,570	Martin Marietta Materials, Inc.	3,376,355
151,820	Mosaic Co. (The)	3,391,659
69,639	Nucor Corp.	4,027,223
26,703	Vulcan Materials Co.	3,251,090

		30,663,457

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

PowerShares S&P 500® High Beta Portfolio (SPHB) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate—1.9%
93,958	CBRE Group, Inc., Class A(b)	$3,694,428
90,926	Weyerhaeuser Co. REIT	3,265,153

		6,959,581

	Utilities—1.3%
181,329	NRG Energy, Inc.	4,533,225

	Total Common Stocks and Other Equity Interests (Cost $356,228,351)	358,798,791

	Money Market Fund—0.0%
151,242	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(d) (Cost $151,242)	151,242

	Total Investments in Securities (Cost $356,379,593)—100.0%	358,950,033
	Other assets less liabilities—0.0%	122,028

	Net Assets—100.0%	$359,072,061

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Schedule of Investments(a)

PowerShare s S&P 500® High Dividend Low Volatility Portfolio (SPHD)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—2.9%
6,939,385	Ford Motor Co.	$85,146,254

	Consumer Staples—10.5%
659,062	Altria Group, Inc.	42,324,962
1,058,116	Archer-Daniels-Midland Co.	43,245,201
1,046,227	Coca-Cola Co. (The)	48,105,517
929,492	General Mills, Inc.	48,259,225
654,713	Kellogg Co.	40,939,204
435,298	Philip Morris International, Inc.	45,549,583
512,993	Procter & Gamble Co. (The)	44,291,815

		312,715,507

	Energy—10.0%
584,896	Chevron Corp.	67,783,598
684,351	Exxon Mobil Corp.	57,040,656
1,248,816	Occidental Petroleum Corp.	80,636,049
553,729	Phillips 66	50,433,637
668,248	Schlumberger Ltd.	42,767,872

		298,661,812

	Financials—7.8%
559,017	CME Group, Inc.	76,680,362
1,293,616	Invesco Ltd.(b)	46,298,517
3,197,536	People’s United Financial, Inc.	59,666,022
538,966	T. Rowe Price Group, Inc.	50,069,941

		232,714,842

	Health Care—3.9%
659,788	AbbVie, Inc.	59,545,867
1,618,822	Pfizer, Inc.	56,755,899

		116,301,766

	Industrials—4.6%
558,556	Eaton Corp. PLC	44,695,651
781,813	Emerson Electric Co.	50,395,666
2,020,911	General Electric Co.	40,741,566

		135,832,883

	Information Technology—11.0%
1,567,790	Cisco Systems, Inc.	53,540,029
2,268,302	HP, Inc.	48,881,908
1,321,150	Intel Corp.	60,099,114
370,857	International Business Machines Corp.	57,134,229
829,233	Paychex, Inc.	52,896,773
2,682,118	Western Union Co. (The)	53,266,863

		325,818,916

	Materials—1.6%
831,178	International Paper Co.	47,601,564

	Real Estate—22.9%
743,212	Extra Space Storage, Inc. REIT	60,638,667
2,458,028	HCP, Inc. REIT	63,515,444
3,560,385	Host Hotels & Resorts, Inc. REIT	69,641,131
2,477,763	Iron Mountain, Inc. REIT	99,110,520
4,419,011	Kimco Realty Corp. REIT	80,249,240
1,211,947	Macerich Co. (The) REIT	66,172,306
1,146,354	Realty Income Corp. REIT	61,524,819
383,800	Simon Property Group, Inc. REIT	59,615,654
944,094	Ventas, Inc. REIT	59,241,898

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate (continued)
923,347	Welltower, Inc. REIT	$61,827,315

		681,536,994

	Telecommunication Services—5.1%
2,073,673	AT&T, Inc.	69,779,096
1,719,683	Verizon Communications, Inc.	82,321,225

		152,100,321

	Utilities—19.7%
1,989,132	CenterPoint Energy, Inc.	58,838,525
722,766	Dominion Energy, Inc.	58,645,233
707,056	Duke Energy Corp.	62,440,115
862,977	Entergy Corp.	74,440,396
1,405,822	Exelon Corp.	56,528,103
2,308,974	FirstEnergy Corp.	76,080,693
1,525,570	PPL Corp.	57,300,409
1,296,237	Public Service Enterprise Group, Inc.	63,774,860
1,459,643	Southern Co. (The)	76,193,365

		584,241,699

	Total Investments in Securities (Cost $2,898,193,310)—100.0%	2,972,672,558
	Other assets less liabilities—0.0%	928,231

	Net Assets—100.0%	$2,973,600,789

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Schedule of Investments(a)

PowerShare s S&P 500® Low Volatility Portfolio (SPLV)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—5.8%
1,628,178	Comcast Corp., Class A	$58,663,253
430,828	Home Depot, Inc. (The)	71,422,666
475,984	McDonald’s Corp.	79,446,490
825,291	Omnicom Group, Inc.	55,451,302
790,525	Walt Disney Co. (The)	77,321,250
968,355	Yum! Brands, Inc.	72,094,030

		414,398,991

	Consumer Staples—12.2%
516,815	Clorox Co. (The)	65,392,602
1,928,407	Coca-Cola Co. (The)	88,668,154
870,045	Colgate-Palmolive Co.	61,294,670
703,909	Dr Pepper Snapple Group, Inc.	60,296,845
617,879	Estee Lauder Cos., Inc. (The), Class A	69,085,051
1,072,143	General Mills, Inc.	55,665,664
940,520	Kellogg Co.	58,810,716
561,328	Kimberly-Clark Corp.	63,155,013
634,429	McCormick & Co., Inc.	63,144,718
755,969	PepsiCo, Inc.	83,330,463
547,367	Philip Morris International, Inc.	57,276,483
842,899	Procter & Gamble Co. (The)	72,775,900
790,233	Wal-Mart Stores, Inc.	68,995,243

		867,891,522

	Energy—1.9%
559,788	Chevron Corp.	64,873,832
842,255	Exxon Mobil Corp.	70,201,954

		135,075,786

	Financials—21.1%
940,446	Aflac, Inc.	78,894,015
923,271	Allstate Corp. (The)	86,658,216
546,979	Aon PLC	78,453,198
1,272,019	Arthur J. Gallagher & Co.	80,556,963
472,802	Berkshire Hathaway, Inc., Class B(b)	88,385,606
144,743	BlackRock, Inc.	68,149,347
633,041	Cboe Global Markets, Inc.	71,571,616
577,532	Chubb Ltd.	87,103,376
788,244	Cincinnati Financial Corp.	55,311,082
252,894	Everest Re Group Ltd.	60,049,680
1,235,198	Hartford Financial Services Group, Inc. (The)	67,997,650
1,538,433	Loews Corp.	76,167,818
1,008,637	Marsh & McLennan Cos., Inc.	81,628,992
487,841	Moody’s Corp.	69,473,437
1,016,331	Nasdaq, Inc.	73,836,447
1,567,511	Progressive Corp. (The)	76,259,410
438,917	S&P Global, Inc.	68,677,343
1,007,609	Torchmark Corp.	84,770,145
601,094	Travelers Cos., Inc. (The)	79,614,900
1,316,841	U.S. Bancorp	71,609,814

		1,505,169,055

	Health Care—5.0%
873,737	Danaher Corp.	80,619,713
617,567	Johnson & Johnson	86,095,015
1,875,336	Pfizer, Inc.	65,749,280
609,741	Quest Diagnostics, Inc.	57,181,511

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
315,094	UnitedHealth Group, Inc.	$66,239,061

		355,884,580

	Industrials—17.9%
398,582	3M Co.	91,749,591
1,247,506	Expeditors International of Washington, Inc.	72,829,400
330,252	General Dynamics Corp.	67,034,551
2,688,577	General Electric Co.	54,201,712
536,792	Honeywell International, Inc.	77,383,935
1,477,290	IHS Markit Ltd.(b)	62,947,327
505,111	Illinois Tool Works, Inc.	79,059,974
203,157	Lockheed Martin Corp.	62,604,861
264,401	Northrop Grumman Corp.	78,138,428
372,379	Raytheon Co.	67,102,696
1,373,576	Republic Services, Inc.	89,378,590
314,190	Roper Technologies, Inc.	81,114,432
478,799	Stanley Black & Decker, Inc.	77,349,978
601,633	United Parcel Service, Inc., Class B	70,709,926
697,351	United Technologies Corp.	83,514,756
838,238	Verisk Analytics, Inc.(b)	71,292,142
1,157,761	Waste Management, Inc.	95,133,221

		1,281,545,520

	Information Technology—11.7%
68,435	Alphabet, Inc., Class C(b)	69,573,758
989,359	Amphenol Corp., Class A	86,074,233
2,081,027	Cisco Systems, Inc.	71,067,072
811,773	Fidelity National Information Services, Inc.	75,300,063
594,206	Fiserv, Inc.(b)	76,908,083
556,184	Harris Corp.	77,487,555
475,129	International Business Machines Corp.	73,198,374
534,173	Mastercard, Inc., Class A	79,468,917
939,552	Microsoft Corp.	78,151,935
1,181,696	Paychex, Inc.	75,380,388
692,667	Visa, Inc., Class A	76,179,517

		838,789,895

	Materials—4.3%
498,895	Air Products & Chemicals, Inc.	79,538,830
965,682	DowDuPont, Inc.	69,828,465
626,617	Ecolab, Inc.	81,873,777
527,842	Praxair, Inc.	77,128,273

		308,369,345

	Real Estate—2.6%
320,640	AvalonBay Communities, Inc. REIT	58,141,651
957,856	Equity Residential REIT	64,425,395
235,491	Essex Property Trust, Inc. REIT	61,799,903

		184,366,949

	Telecommunication Services—0.8%
1,617,975	AT&T, Inc.	54,444,859

	Utilities—16.7%
1,074,195	Ameren Corp.	66,589,348
939,358	American Electric Power Co., Inc.	69,897,629
2,124,649	CenterPoint Energy, Inc.	62,847,117
1,360,400	CMS Energy Corp.	65,802,548
753,983	Consolidated Edison, Inc.	64,880,237

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

PowerShares S&P 500® Low Volatility Portfolio (SPLV) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
793,711	Dominion Energy, Inc.	$64,401,711
610,027	DTE Energy Co.	67,383,582
784,077	Duke Energy Corp.	69,241,840
827,130	Edison International	66,129,044
797,484	Entergy Corp.	68,790,970
1,072,027	Eversource Energy	67,151,771
423,936	NextEra Energy, Inc.	65,739,756
929,937	PG&E Corp.	53,722,460
752,834	Pinnacle West Capital Corp.	66,031,070
1,805,657	PPL Corp.	67,820,477
1,480,133	Southern Co. (The)	77,262,943
956,689	WEC Energy Group, Inc.	64,471,272
1,324,118	Xcel Energy, Inc.	65,570,323

		1,193,734,098

	Total Investments in Securities (Cost $6,454,644,802)—100.0%	7,139,670,600
	Other assets less liabilities—0.0%	692,987

	Net Assets—100.0%	$7,140,363,587

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Schedule of Investments(a)

PowerShares S&P 500 Minimum Variance Portfolio (SPMV)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—16.6%
236	Darden Restaurants, Inc.	$19,416
235	H&R Block, Inc.	5,814
878	Hanesbrands, Inc.	19,755
588	L Brands, Inc.	25,307
389	Michael Kors Holdings Ltd.(b)	18,987
155	Mohawk Industries, Inc.(b)	40,573
1,013	NIKE, Inc., Class B	55,705
17	PVH Corp.	2,156
134	Ralph Lauren Corp., Class A	11,984
231	Ross Stores, Inc.	14,666
988	Starbucks Corp.	54,182
531	Tapestry, Inc.	21,744
679	TJX Cos., Inc. (The)	47,394
90	Under Armour, Inc., Class A(b)	1,127
806	VF Corp.	56,138
548	Yum! Brands, Inc.	40,798

		435,746

	Consumer Staples—12.3%
335	Campbell Soup Co.	15,869
460	Church & Dwight Co., Inc.	20,778
566	Coca-Cola Co. (The)	26,025
950	Conagra Brands, Inc.	32,452
200	Dr Pepper Snapple Group, Inc.	17,132
955	General Mills, Inc.	49,584
475	Hormel Foods Corp.	14,801
205	JM Smucker Co. (The)	21,740
116	Kellogg Co.	7,253
275	McCormick & Co., Inc.	27,371
493	Monster Beverage Corp.(b)	28,559
146	Procter & Gamble Co. (The)	12,606
696	Tyson Foods, Inc., Class A	50,745

		324,915

	Energy—0.4%
63	EQT Corp.	3,940
262	TechnipFMC PLC (United Kingdom)(b)	7,176

		11,116

	Financials—10.2%
213	Aon PLC	30,551
387	Arthur J. Gallagher & Co.	24,509
18	Chubb Ltd.	2,715
379	Cincinnati Financial Corp.	26,594
645	Marsh & McLennan Cos., Inc.	52,200
303	Progressive Corp. (The)	14,741
619	T. Rowe Price Group, Inc.	57,505
441	Travelers Cos., Inc. (The)	58,410

		267,225

	Health Care—11.9%
245	Becton, Dickinson and Co.	51,124
717	Cerner Corp.(b)	48,412
22	Cigna Corp.	4,339
110	Edwards Lifesciences Corp.(b)	11,245
150	Envision Healthcare Corp.(b)	6,390
285	Henry Schein, Inc.(b)	22,401
403	Johnson & Johnson	56,182

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
67	Medtronic PLC	$5,395
96	Patterson Cos., Inc.	3,552
273	PerkinElmer, Inc.	19,743
25	ResMed, Inc.	2,105
371	Stryker Corp.	57,457
39	UnitedHealth Group, Inc.	8,199
159	Universal Health Services, Inc., Class B	16,329

		312,873

	Industrials—7.1%
218	Cintas Corp.	32,491
573	Republic Services, Inc.	37,285
329	Rockwell Collins, Inc.	44,612
218	Stericycle, Inc.(b)	15,445
685	Waste Management, Inc.	56,287

		186,120

	Information Technology—20.8%
395	Accenture PLC, Class A	56,232
189	Adobe Systems, Inc.(b)	33,105
320	Analog Devices, Inc.	29,216
487	Automatic Data Processing, Inc.	56,619
510	CA, Inc.	16,514
716	Cisco Systems, Inc.	24,451
79	CSRA, Inc.	2,527
204	FLIR Systems, Inc.	9,551
149	Global Payments, Inc.	15,489
1,502	Intel Corp.	68,326
78	International Business Machines Corp.	12,017
206	Intuit, Inc.	31,110
146	Microsoft Corp.	12,144
800	Paychex, Inc.	51,032
1,065	QUALCOMM, Inc.	54,326
651	Texas Instruments, Inc.	62,945
154	Xilinx, Inc.	11,348

		546,952

	Materials—1.8%
1,299	Newmont Mining Corp.	46,972

	Real Estate—7.7%
14	AvalonBay Communities, Inc. REIT	2,539
447	Crown Castle International Corp. REIT	47,865
178	Federal Realty Investment Trust REIT	21,452
432	Host Hotels & Resorts, Inc. REIT	8,450
1,035	Kimco Realty Corp. REIT	18,795
243	Public Storage REIT	50,362
661	Realty Income Corp. REIT	35,476
229	Vornado Realty Trust REIT	17,143

		202,082

	Telecommunication Services—2.7%
1,325	AT&T, Inc.	44,586
1,055	CenturyLink, Inc.	20,035
121	Verizon Communications, Inc.	5,792

		70,413

	Utilities—8.5%
606	Ameren Corp.	37,566

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

PowerShares S&P 500 Minimum Variance Portfolio (SPMV) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
73	American Electric Power Co., Inc.	$5,432
47	Consolidated Edison, Inc.	4,044
387	Dominion Energy, Inc.	31,401
27	DTE Energy Co.	2,982
69	Edison International	5,517
108	Entergy Corp.	9,316
229	Eversource Energy	14,345
65	PG&E Corp.	3,755
1,046	Public Service Enterprise Group, Inc.	51,463
34	Sempra Energy	3,995
979	Southern Co. (The)	51,104
58	WEC Energy Group, Inc.	3,909

		224,829

	Total Investments in Securities (Cost $2,498,502)—100.0%	2,629,243
	Other assets less liabilities—0.0%	90

	Net Assets—100.0%	$2,629,333

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Schedule of Investments(a)

PowerShares S&P 500 Momentum Portfolio (SPMO)

October 31, 2017

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—8.8%
55	Best Buy Co., Inc.	$3,079
113	Carnival Corp.	7,502
59	Charter Communications, Inc., Class A(b)	19,716
28	Darden Restaurants, Inc.	2,304
89	Marriott International, Inc., Class A	10,634
232	McDonald’s Corp.	38,723
131	Netflix, Inc.(b)	25,732
15	Priceline Group, Inc. (The)(b)	28,679
40	Royal Caribbean Cruises Ltd.	4,951
25	Tiffany & Co.	2,340
28	Wyndham Worldwide Corp.	2,992

		146,652

	Financials—34.3%
117	Allstate Corp. (The)	10,982
158	American Express Co.	15,092
34	Ameriprise Financial, Inc.	5,322
65	Aon PLC	9,323
35	Arthur J. Gallagher & Co.	2,217
2,964	Bank of America Corp.	81,184
248	Bank of New York Mellon Corp. (The)	12,760
158	BB&T Corp.	7,780
382	Berkshire Hathaway, Inc., Class B(b)	71,411
29	Cboe Global Markets, Inc.	3,279
281	Charles Schwab Corp. (The)	12,600
854	Citigroup, Inc.	62,769
128	Citizens Financial Group, Inc.	4,865
50	Comerica, Inc.	3,928
71	E*TRADE Financial Corp.(b)	3,095
12	Everest Re Group Ltd.	2,849
152	Fifth Third Bancorp	4,393
109	Hartford Financial Services Group, Inc. (The)	6,000
206	Huntington Bancshares, Inc.	2,843
1,005	JPMorgan Chase & Co.	101,113
265	KeyCorp	4,836
73	Leucadia National Corp.	1,847
64	Lincoln National Corp.	4,850
40	M&T Bank Corp.	6,671
425	Morgan Stanley	21,250
156	PNC Financial Services Group, Inc. (The)	21,339
76	Principal Financial Group, Inc.	5,005
215	Progressive Corp. (The)	10,460
126	Prudential Financial, Inc.	13,918
33	Raymond James Financial, Inc.	2,798
303	Regions Financial Corp.	4,690
51	S&P Global, Inc.	7,980
94	State Street Corp.	8,648
96	SunTrust Banks, Inc.	5,780
26	Torchmark Corp.	2,187
340	U.S. Bancorp	18,489
63	Unum Group	3,279
55	Zions Bancorporation	2,555

		570,387

	Health Care—4.9%
24	Align Technology, Inc.(b)	5,736
62	Anthem, Inc.	12,971
10	Cooper Cos., Inc. (The)	2,403

Number of Shares		Value
	Common Stocks (continued)
	Health Care (continued)
26	IDEXX Laboratories, Inc.(b)	$4,320
6	Mettler-Toledo International, Inc.(b)	4,096
27	Quest Diagnostics, Inc.	2,532
233	UnitedHealth Group, Inc.	48,981

		81,039

	Industrials—11.0%
144	Arconic, Inc.	3,617
235	Boeing Co. (The)	60,625
121	Caterpillar, Inc.	16,432
233	CSX Corp.	11,750
33	Cummins, Inc.	5,837
99	Deere & Co.	13,155
70	Fortive Corp.	5,058
71	General Dynamics Corp.	14,412
91	IHS Markit Ltd.(b)	3,878
60	Illinois Tool Works, Inc.	9,391
53	Ingersoll-Rand PLC	4,696
33	Northrop Grumman Corp.	9,753
35	Parker-Hannifin Corp.	6,391
61	Republic Services, Inc.	3,969
32	Rockwell Automation, Inc.	6,426
29	Roper Technologies, Inc.	7,487

		182,877

	Information Technology—40.7%
149	Adobe Systems, Inc.(b)	26,099
77	Amphenol Corp., Class A	6,699
23	ANSYS, Inc.(b)	3,144
844	Apple, Inc.	142,670
321	Applied Materials, Inc.	18,114
65	Autodesk, Inc.(b)	8,122
100	Broadcom Ltd.	26,391
194	Corning, Inc.	6,074
77	DXC Technology Co.	7,047
73	Electronic Arts, Inc.(b)	8,731
534	Facebook, Inc., Class A(b)	96,152
30	Harris Corp.	4,180
328	HP, Inc.	7,068
55	Lam Research Corp.	11,471
243	Mastercard, Inc., Class A	36,151
51	Microchip Technology, Inc.	4,835
321	Micron Technology, Inc.(b)	14,224
1,799	Microsoft Corp.	149,641
69	NetApp, Inc.	3,065
223	NVIDIA Corp.	46,119
313	PayPal Holdings, Inc.(b)	22,711
42	Skyworks Solutions, Inc.	4,782
160	Symantec Corp.	5,200
40	Synopsys, Inc.(b)	3,461
82	TE Connectivity Ltd.	7,460
78	Western Digital Corp.	6,963

		676,574

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

PowerShares S&P 500 Momentum Portfolio (SPMO) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks (continued)
	Materials—0.3%
33	FMC Corp.	$3,064
25	Packaging Corp. of America	2,907

		5,971

	Total Investments in Securities (Cost $1,464,262)—100.0%	1,663,500
	Other assets less liabilities—(0.0)%	(598)

	Net Assets—100.0%	$1,662,902

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Schedule of Investments(a)

PowerShares S&P 500 Valu e with Momentum Portfolio (SPVM)

October 31, 2017

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—7.4%
548	Best Buy Co., Inc.	$30,677
49	Charter Communications, Inc., Class A(b)	16,374
487	Foot Locker, Inc.	14,649
358	Garmin Ltd.	20,266
1,248	Goodyear Tire & Rubber Co. (The)	38,176
73	Mohawk Industries, Inc.(b)	19,109
1,407	PulteGroup, Inc.	42,534
160	Royal Caribbean Cruises Ltd.	19,803

		201,588

	Consumer Staples—3.4%
107	Costco Wholesale Corp.	17,235
393	Sysco Corp.	21,859
300	Walgreens Boots Alliance, Inc.	19,881
399	Wal-Mart Stores, Inc.	34,837

		93,812

	Energy—1.5%
661	Marathon Petroleum Corp.	39,488

	Financials—50.1%
413	Aflac, Inc.	34,647
370	Allstate Corp. (The)	34,728
236	American Express Co.	22,543
461	American International Group, Inc.	29,785
172	Ameriprise Financial, Inc.	26,925
381	Assurant, Inc.	38,348
1,528	Bank of America Corp.	41,852
544	Bank of New York Mellon Corp. (The)	27,989
623	BB&T Corp.	30,677
158	Berkshire Hathaway, Inc., Class B(b)	29,537
198	Chubb Ltd.	29,862
330	Cincinnati Financial Corp.	23,156
602	Citigroup, Inc.	44,247
964	Citizens Financial Group, Inc.	36,642
303	Comerica, Inc.	23,807
434	Discover Financial Services	28,874
604	E*TRADE Financial Corp.(b)	26,328
1,278	Fifth Third Bancorp	36,934
154	Goldman Sachs Group, Inc. (The)	37,342
1,785	Huntington Bancshares, Inc.	24,633
345	JPMorgan Chase & Co.	34,710
1,284	KeyCorp	23,433
1,797	Leucadia National Corp.	45,464
653	Lincoln National Corp.	49,484
796	Loews Corp.	39,410
130	M&T Bank Corp.	21,680
769	Morgan Stanley	38,450
189	Northern Trust Corp.	17,675
1,686	People’s United Financial, Inc.	31,461
209	PNC Financial Services Group, Inc. (The)	28,589
432	Principal Financial Group, Inc.	28,447
495	Progressive Corp. (The)	24,082
447	Prudential Financial, Inc.	49,376
289	Raymond James Financial, Inc.	24,501
2,229	Regions Financial Corp.	34,505
271	State Street Corp.	24,932
531	SunTrust Banks, Inc.	31,971
296	Torchmark Corp.	24,902

Number of Shares		Value
	Common Stocks (continued)
	Financials (continued)
255	Travelers Cos., Inc. (The)	$33,775
387	U.S. Bancorp	21,045
902	Unum Group	46,940
778	XL Group Ltd. (Bermuda)	31,486
657	Zions Bancorporation	30,524

		1,365,698

	Health Care—6.7%
124	Aetna, Inc.	21,084
185	Anthem, Inc.	38,704
543	Centene Corp.(b)	50,863
108	Humana, Inc.	27,578
144	Laboratory Corp. of America Holdings(b)	22,134
110	UnitedHealth Group, Inc.	23,124

		183,487

	Industrials—10.9%
115	Cummins, Inc.	20,341
272	Eaton Corp. PLC	21,765
95	FedEx Corp.	21,452
208	Ingersoll-Rand PLC	18,429
608	Jacobs Engineering Group, Inc.	35,392
124	L3 Technologies, Inc.	23,210
1,148	Quanta Services, Inc.(b)	43,314
133	Stanley Black & Decker, Inc.	21,486
584	Textron, Inc.	30,800
375	United Continental Holdings, Inc.(b)	21,930
160	United Rentals, Inc.(b)	22,637
142	United Technologies Corp.	17,006

		297,762

	Information Technology—8.6%
570	CA, Inc.	18,456
587	Cisco Systems, Inc.	20,046
1,017	Corning, Inc.	31,842
647	eBay, Inc.(b)	24,353
2,526	Hewlett Packard Enterprise Co.	35,162
1,278	HP, Inc.	27,541
518	Intel Corp.	23,564
661	Juniper Networks, Inc.	16,413
397	Seagate Technology PLC	14,677
246	TE Connectivity Ltd.	22,379

		234,433

	Materials—2.8%
341	DowDuPont, Inc.	24,658
422	Nucor Corp.	24,404
430	WestRock Co.	26,372

		75,434

	Utilities—8.6%
339	Ameren Corp.	21,015
262	Consolidated Edison, Inc.	22,545
186	DTE Energy Co.	20,546
241	Duke Energy Corp.	21,283
232	Edison International	18,548
318	Eversource Energy	19,919
117	NextEra Energy, Inc.	18,143
730	NiSource, Inc.	19,250
312	PG&E Corp.	18,024

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

PowerShares S&P 500 Value with Momentum Portfolio (SPVM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks (continued)
	Utilities (continued)
205	Pinnacle West Capital Corp.	$17,981
152	Sempra Energy	17,860
381	Xcel Energy, Inc.	18,867

		233,981

	Total Common Stocks (Cost $2,527,397)	2,725,683

	Money Market Fund—0.1%
1,827	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(c) (Cost $1,827)	1,827

	Total Investments in Securities (Cost $2,529,224)—100.1%	2,727,510
	Other assets less liabilities—(0.1)%	(1,935)

	Net Assets—100.0%	$2,725,575

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Schedule of Investments

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Brazil—3.2%
196,107	Ambev SA	$1,252,888
519,200	CPFL Energia SA	4,364,559
108,390	Engie Brasil Energia SA	1,186,165
69,400	Telefonica Brasil SA (Preference Shares)	1,071,332
49,414	Ultrapar Participacoes SA	1,179,707

		9,054,651

	Chile—5.6%
11,815,917	Banco de Chile	1,814,231
20,659	Banco de Credito e Inversiones	1,390,544
19,471,160	Banco Santander Chile	1,532,325
447,816	Cencosud SA	1,341,712
455,461	Empresas CMPC SA	1,453,438
97,845	Empresas COPEC SA	1,509,265
6,118,051	Enel Americas SA	1,317,413
9,608,889	Enel Chile SA	1,121,142
1,289,321	Enel Generacion Chile SA	1,125,128
152,170,261	Itau CorpBanca	1,419,862
153,099	S.A.C.I. Falabella	1,463,753

		15,488,813

	China—13.0%
2,656,438	Agricultural Bank of China Ltd., H-Shares	1,249,600
2,435,939	Bank of China Ltd., H-Shares	1,214,566
1,720,805	Bank of Communications Co. Ltd., H-Shares	1,296,923
4,386,075	CGN Power Co. Ltd., H-Shares(a)	1,287,410
2,441,386	China CITIC Bank Corp. Ltd., H-Shares	1,570,888
811,356	China Conch Venture Holdings Ltd.	1,653,536
1,330,329	China Construction Bank Corp., H-Shares	1,186,789
5,020,205	China Huishan Dairy Holdings Co. Ltd.(b)(c)	32,173
1,328,343	China Minsheng Banking Corp. Ltd., H-Shares	1,285,471
141,503	China Mobile Ltd.	1,421,052
1,553,266	China Petroleum & Chemical Corp. (Sinopec), H-Shares	1,140,790
1,416,712	China Railway Group Ltd., H-Shares	1,138,556
2,940,026	China Telecom Corp. Ltd., H-Shares	1,473,442
884,248	CITIC Ltd.	1,294,331
577,926	CITIC Securities Co. Ltd., H-Shares	1,282,996
956,380	CNOOC Ltd.	1,301,848
1,406,889	CRRC Corp. Ltd., H-Shares	1,386,728
2,031,380	Dali Foods Group Co. Ltd.(a)	1,572,654
629,723	GF Securities Co. Ltd., H-Shares	1,341,485
735,519	Haitong Securities Co. Ltd., H-Shares	1,163,360
2,720,806	Huadian Power International Corp. Ltd., H-Shares	1,129,920
1,621,975	Industrial & Commercial Bank of China Ltd., H-Shares	1,286,886
744,431	Jiangsu Expressway Co. Ltd., H-Shares	1,141,198
1,135,971	Kunlun Energy Co. Ltd.	1,052,715
2,780,271	People’s Insurance Co. Group of China Ltd. (The), H-Shares	1,322,106
1,816,875	PetroChina Co. Ltd., H-Shares	1,185,354
599,697	PICC Property & Casualty Co. Ltd., H-Shares	1,188,356

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
151,257	Ping An Insurance Group Co. of China Ltd., H-Shares	$1,328,040
26,373	Tencent Holdings Ltd.	1,182,455

		36,111,628

	Colombia—0.9%
106,073	Bancolombia SA (Preference Shares)	1,010,882
116,403	Grupo de Inversiones Suramericana SA	1,477,317

		2,488,199

	Czech Republic—1.5%
68,461	CEZ AS	1,501,178
30,728	Komercni banka AS	1,321,070
364,828	Moneta Money Bank AS(a)	1,247,168

		4,069,416

	Greece—0.4%
87,470	Hellenic Telecommunications Organization SA	1,039,361

	Hungary—1.4%
111,008	MOL Hungarian Oil & Gas PLC	1,329,040
29,532	OTP Bank PLC	1,190,720
51,380	Richter Gedeon Nyrt	1,277,950

		3,797,710

	India—1.3%
13,862	HDFC Bank Ltd. ADR	1,279,462
74,868	Infosys Ltd. ADR	1,111,790
212,639	Wipro Ltd. ADR(d)	1,139,745

		3,530,997

	Indonesia—0.9%
909,353	PT Bank Central Asia Tbk	1,401,325
327,907	PT Unilever Indonesia Tbk	1,199,203

		2,600,528

	Malaysia—13.4%
1,069,900	AMMB Holdings Bhd	1,081,652
817,995	CIMB Group Holdings Bhd	1,186,368
2,657,000	Dialog Group Bhd	1,418,406
1,803,463	DiGi.com Bhd	2,129,990
1,513,989	Gamuda Bhd	1,877,511
553,000	Genting Bhd	1,182,154
539,700	Hong Leong Bank Bhd	2,032,082
1,171,447	IHH Healthcare Bhd	1,560,638
1,707,007	IJM Corp. Bhd	1,286,253
488,178	Kuala Lumpur Kepong Bhd	2,836,702
791,092	Malayan Banking Bhd	1,728,499
572,000	Malaysia Airports Holdings Bhd	1,118,734
1,205,474	Maxis Bhd	1,694,241
1,050,645	Petronas Chemicals Group Bhd	1,829,043
340,406	Petronas Gas Bhd	1,450,555
830,724	Public Bank Bhd	4,014,790
799,983	Sime Darby Bhd	1,738,477
3,190,833	Sunway Bhd	1,303,919
1,500,633	Telekom Malaysia Bhd	2,250,861
1,004,672	Tenaga Nasional Bhd	3,559,721

		37,280,596

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Mexico—2.3%
144,779	Arca Continental SAB de CV	$923,380
152,804	Coca-Cola Femsa SAB de CV, Series L	1,034,469
142,221	Fomento Economico Mexicano SAB de CV	1,244,288
74,568	Gruma SAB de CV, Class B	978,882
221,900	Infraestructura Energetica Nova SAB de CV	1,135,468
490,290	Wal-Mart de Mexico SAB de CV	1,097,948

		6,414,435

	Philippines—1.9%
691,807	Bank of the Philippine Islands	1,313,261
491,117	BDO Unibank, Inc.	1,308,060
276,138	Manila Electric Co.	1,560,815
1,287,809	Semirara Mining & Power Corp.	1,060,181

		5,242,317

	Qatar—0.4%
33,319	Qatar National Bank QPSC	1,111,930

	South Africa—4.7%
16,068	Capitec Bank Holdings Ltd.	1,067,893
104,413	Discovery Ltd.	1,082,063
665,615	Growthpoint Properties Ltd. REIT	1,153,662
46,732	Mondi Ltd.	1,120,775
366,645	Rand Merchant Investment Holdings Ltd.	1,024,648
1,456,419	Redefine Properties Ltd. REIT	1,092,733
70,032	Remgro Ltd.	1,059,797
118,373	Resilient REIT Ltd. REIT	1,178,938
213,703	RMB Holdings Ltd.	944,502
85,170	SPAR Group Ltd. (The)	1,001,954
40,362	Tiger Brands Ltd.	1,101,722
118,038	Vodacom Group Ltd.	1,282,110

		13,110,797

	South Korea—6.7%
146,106	BNK Financial Group, Inc.	1,296,286
3,747	CJ CheilJedang Corp.	1,224,084
122,869	DGB Financial Group, Inc.	1,146,053
52,552	Hite Jinro Co. Ltd.	1,247,720
76,417	Hyundai Greenfood Co. Ltd.	1,091,330
94,701	Industrial Bank of Korea	1,297,506
41,450	Kia Motors Corp.	1,309,707
28,339	Korea Gas Corp.(b)	1,033,291
144,144	Korean Reinsurance Co.	1,440,990
11,740	KT Corp. ADR	168,939
46,210	KT Corp.	1,210,571
62,810	Meritz Fire & Marine Insurance Co. Ltd.	1,440,815
4,844	Samsung Fire & Marine Insurance Co. Ltd.	1,180,356
36,424	Samsung Securities Co., Ltd.	1,157,401
26,182	Shinhan Financial Group Co. Ltd.	1,173,148
5,281	SK Telecom Co. Ltd.	1,244,418

		18,662,615

	Taiwan—25.6%
2,177,000	Acer, Inc.	1,126,053
1,004,000	Advanced Semiconductor Engineering, Inc.	1,210,080
147,095	Advantech Co. Ltd.	1,004,711
158,838	Asustek Computer, Inc.	1,374,582

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Taiwan (continued)
753,000	Cathay Financial Holding Co. Ltd.	$1,243,369
437,000	Chailease Holding Co. Ltd.	1,127,293
3,812,000	Chang Hwa Commercial Bank Ltd.	2,066,553
614,435	Cheng Shin Rubber Industry Co. Ltd.	1,212,185
2,735,000	China Airlines Ltd.(b)	1,115,420
5,542,472	China Development Financial Holding Corp.	1,698,053
1,748,140	China Steel Corp.	1,422,996
631,222	Chunghwa Telecom Co. Ltd.	2,155,734
2,121,000	Compal Electronics, Inc.	1,561,239
2,821,053	CTBC Financial Holding Co. Ltd.	1,805,279
206,000	Delta Electronics, Inc.	990,401
3,768,388	E.Sun Financial Holding Co. Ltd.	2,292,807
2,567,380	Eva Airways Corp.	1,264,132
1,742,432	Far Eastern New Century Corp.	1,493,455
808,993	Far EasTone Telecommunications Co. Ltd.	1,899,127
3,245,192	First Financial Holding Co. Ltd.	2,092,839
407,095	Formosa Chemicals & Fibre Corp.	1,236,423
468,146	Formosa Plastics Corp.	1,426,503
809,875	Fubon Financial Holding Co. Ltd.	1,290,290
852,000	Highwealth Construction Corp.	1,138,467
305,814	Hon Hai Precision Industry Co. Ltd.	1,135,668
96,000	Hotai Motor Co. Ltd.	1,114,077
4,278,236	Hua Nan Financial Holdings Co. Ltd.	2,340,586
79,000	King Slide Works Co. Ltd.	1,056,931
1,145,000	King Yuan Electronics Co. Ltd.	1,212,976
1,918,777	Mega Financial Holding Co. Ltd.	1,507,817
607,930	Nan Ya Plastics Corp.	1,499,693
940,000	Pou Chen Corp.	1,184,370
138,353	President Chain Store Corp.	1,243,179
1,312,400	Ruentex Development Co. Ltd.(b)	1,346,799
1,516,000	Siliconware Precision Industries Co. Ltd.	2,402,719
231,848	Simplo Technology Co. Ltd.	1,333,763
7,909,198	SinoPac Financial Holdings Co. Ltd.	2,425,772
1,499,264	Synnex Technology International Corp.	1,898,967
4,299,861	Taishin Financial Holding Co. Ltd.	1,881,933
1,017,000	Taiwan Cement Corp.	1,129,644
4,682,243	Taiwan Cooperative Financial Holding Co. Ltd.	2,530,565
479,162	Taiwan Mobile Co. Ltd.	1,707,917
195,397	Taiwan Semiconductor Manufacturing Co. Ltd.	1,574,346
1,373,000	Teco Electric and Machinery Co. Ltd.	1,281,518
582,181	Uni-President Enterprises Corp.	1,216,114
966,323	WPG Holdings Ltd.	1,323,269
3,322,472	Yuanta Financial Holding Co. Ltd.	1,476,189

		71,072,803

	Thailand—10.7%
247,572	Advanced Info Service PCL NVDR	1,449,511
950,777	Bangchak Corp. PCL NVDR	1,194,911
281,220	Bangkok Bank PCL NVDR	1,633,819
2,017,983	Bangkok Dusit Medical Services PCL NVDR	1,287,816
5,595,317	BTS Group Holdings PCL NVDR	1,431,673
730,946	CP ALL PCL NVDR	1,540,223
208,275	Electricity Generating PCL NVDR	1,442,000
595,857	Glow Energy PCL NVDR	1,614,303
865,656	Intouch Holdings PCL NVDR	1,511,380

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Thailand (continued)
6,043,296	IRPC PCL NVDR	$1,173,367
211,712	Kasikornbank PCL NVDR	1,402,066
2,262,375	Krung Thai Bank PCL NVDR	1,239,471
4,015,827	Land & Houses PCL NVDR	1,317,655
406,587	PTT Exploration & Production PCL NVDR	1,055,633
500,195	PTT Global Chemical PCL NVDR	1,204,564
101,353	PTT PCL NVDR	1,281,405
103,861	Siam Cement PCL (The) NVDR	1,531,965
181,151	Siam City Cement PCL NVDR	1,521,407
291,151	Siam Commercial Bank PCL (The) NVDR	1,283,974
1,737,272	Thai Beverage PCL NVDR	1,249,652
2,144,381	Thai Union Group PCL NVDR	1,181,282
810,685	Thanachart Capital PCL NVDR	1,336,093

		29,884,170

	Turkey—3.3%
49,083	BIM Birlesik Magazalar AS	1,000,005
1,286,172	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT(b)	894,363
777,447	Enka Insaat ve Sanayi AS	1,177,469
77,016	Ford Otomotiv Sanayi AS	1,086,304
389,470	Haci Omer Sabanci Holding AS	1,081,249
210,926	KOC Holding AS	942,252
546,855	Turk Telekomunikasyon AS(b)	929,058
314,475	Turkcell Iletisim Hizmetleri AS	1,173,726
868,986	Turkiye Sise ve Cam Fabrikalari AS	1,018,553

		9,302,979

	United Arab Emirates—2.7%
598,398	Abu Dhabi Commercial Bank PJSC	1,204,079
1,745,398	Aldar Properties PJSC	1,131,076
1,729,570	Dubai Investments PJSC	1,238,552
804,622	Dubai Islamic Bank PJSC	1,340,800
288,375	Emirates Telecommunications Group Co. PJSC	1,401,575
399,121	National Bank of Abu Dhabi PJSC	1,124,774

		7,440,856

	Total Common Stocks and Other Equity Interests (Cost $262,295,476)	277,704,801

	Rights—0.0%
	Taiwan—0.0%
38,637	CTBC Financial Holding Co. Ltd., expiring 12/15/17(b)(c) (Cost $0)	0

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $262,295,476)—99.9%	277,704,801

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.1%
193,050	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(e)(f) (Cost $193,050)	$193,050

	Total Investments in Securities (Cost $262,488,526)—100.0%	277,897,851
	Other assets less liabilities—(0.0)%	(65,915)

	Net Assets—100.0%	$277,831,936

Investment Abbreviations:

ADR—American Depositary Receipt

NVDR—Non-voting Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $4,107,232, which represented 1.48% of the Fund's Net Assets.
(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(d)	All or a portion of this security was out on loan at October 31, 2017.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

Schedule of Investments

PowerShares S&P Emerging Markets Momentum Portfolio (EEMO)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.5%
	Brazil—2.0%
52,900	Braskem SA (Preference Shares), Class A	$846,697
124,135	CPFL Energia SA	1,043,518
41,100	Fibria Celulose SA	657,580
531,091	Vale SA	5,211,311

		7,759,106

	Chile—1.9%
6,887,787	Banco de Chile	1,057,560
15,689,833	Banco Santander Chile	1,234,746
96,717	Empresas COPEC SA	1,491,865
214,112	S.A.C.I. Falabella	2,047,088
25,282	Sociedad Quimica y Minera de Chile SA (Preference Shares), Series B	1,511,461

		7,342,720

	China—36.2%
5,051,483	Agricultural Bank of China Ltd., H-Shares	2,376,239
153,465	Alibaba Group Holding Ltd. ADR(a)	28,374,144
1,039,834	Aluminum Corp. of China Ltd., H-Shares(a)	837,007
358,905	Angang Steel Co. Ltd., H-Shares	314,199
213,920	Anhui Conch Cement Co. Ltd., H-Shares	914,434
220,440	ANTA Sports Products Ltd.	986,100
965,143	Brilliance China Automotive Holdings Ltd.	2,439,517
733,896	China COSCO Holdings Co. Ltd., H-Shares(a)	402,609
1,477,749	China Evergrande Group(a)	5,691,809
2,437	China Hongqiao Group Ltd.(a)	2,924
979,645	China Merchants Bank Co. Ltd., H-Shares	3,735,604
1,249,075	China Molybdenum Co. Ltd., H-Shares	811,711
644,120	China Shenhua Energy Co. Ltd., H-Shares	1,538,927
287,237	China Taiping Insurance Holdings Co. Ltd.	946,191
722,372	Chongqing Rural Commercial Bank Co. Ltd., H-Shares	490,729
2,956,036	Country Garden Holdings Co. Ltd.	4,683,099
1,296,529	CSPC Pharmaceutical Group Ltd.	2,253,446
2,168,948	Geely Automobile Holdings Ltd.	6,713,847
397,717	Guangzhou Automobile Group Co. Ltd., H-Shares	988,965
184,576	Haitian International Holdings Ltd.	552,417
263,286	JD.Com, Inc., Class A ADR(a)	9,878,491
302,831	Jiangxi Copper Co. Ltd., H-Shares	482,865
397,062	Longfor Properties Co. Ltd.	927,282
776,669	Maanshan Iron & Steel Co. Ltd., H-Shares(a)	364,353
12,060	NetEase, Inc. ADR	3,399,955
217,964	New China Life Insurance Co. Ltd., H-Shares	1,361,961
27,123	New Oriental Education & Technology Group, Inc. ADR	2,257,719
1,474,645	Ping An Insurance Group Co. of China Ltd., H-Shares	12,947,420
101,500	Shanghai Fosun Pharmaceutical Group Co. Ltd., H-Shares	506,732
281,779	Shimao Property Holdings Ltd.	590,155
12,369	SINA Corp.(a)	1,331,523
877,122	Sunac China Holdings Ltd.	4,463,296
264,390	Sunny Optical Technology Group Co. Ltd.	3,870,048
118,124	TAL Education Group ADR	3,248,410
625,200	Tencent Holdings Ltd.	28,031,347
12,862	Weibo Corp., Class A ADR(a)	1,191,664

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
455,321	Weichai Power Co. Ltd., H-Shares	$566,102
445,734	Yanzhou Coal Mining Co. Ltd., H-Shares	444,489
216,391	ZTE Corp. H-Shares(a)	750,260

		141,667,990

	Egypt—0.4%
296,501	Commercial International Bank Egypt SAE GDR(b)	1,353,527
49,347	Egyptian Financial Group-Hermes Holding Co. GDR(b)	125,835

		1,479,362

	Greece—0.1%
42,845	OPAP SA	480,156

	Hong Kong—0.5%
422,511	China Gas Holdings Ltd.	1,283,487
391,988	Nine Dragons Paper Holdings Ltd.	719,484

		2,002,971

	Hungary—0.7%
82,688	MOL Hungarian Oil & Gas PLC	989,980
44,432	OTP Bank PLC	1,791,483

		2,781,463

	India—11.2%
97,832	HDFC Bank Ltd. ADR	9,029,893
289,657	iShares MSCI India ETF	10,208,961
337,835	PowerShares India Portfolio(c)	8,665,468
384,442	Reliance Industries Ltd. GDR(b)	11,033,485
289,666	Tata Steel Ltd. GDR(b)	3,084,943
82,326	Vedanta Ltd. ADR	1,695,916

		43,718,666

	Indonesia—0.7%
2,976,579	PT Adaro Energy Tbk	400,535
1,363,110	PT Bank Negara Indonesia Persero Tbk	763,844
2,296,111	PT Barito Pacific Tbk(a)	341,983
61,640	PT Chandra Asri Petrochemical Tbk	129,075
362,448	PT United Tractors Tbk	926,664

		2,562,101

	Malaysia—1.9%
1,446,700	CIMB Group Holdings Bhd	2,098,202
116,900	Hong Leong Bank Bhd	440,153
993,000	Malayan Banking Bhd	2,169,659
147,800	Malaysia Airports Holdings Bhd	289,071
503,500	My E.G. Services Bhd	260,462
687,600	Press Metal Aluminium Holdings Bhd	719,515
560,500	Sime Darby Bhd	1,218,046
534,766	Sunway Bhd	218,530

		7,413,638

	Mexico—1.4%
4,676,815	America Movil SAB de CV, Series L	4,043,571
20,735	Grupo Elektra SAB de CV, Series CPO(d)	833,399
100,088	Infraestructura Energetica Nova SAB de CV	512,153

		5,389,123

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

PowerShares S&P Emerging Markets Momentum Portfolio (EEMO) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Peru—0.2%
16,524	Southern Copper Corp.	$709,706

	Philippines—0.1%
173,295	International Container Terminal Services, Inc.	355,486
246,983	Semirara Mining & Power Corp.	203,327

		558,813

	Poland—2.3%
27,256	CD Projekt SA	903,328
17,456	Grupa Lotos SA	316,754
19,022	Jastrzebska Spolka Weglowa SA(a)	511,770
23,559	KGHM Polska Miedz SA	796,015
71,583	Polski Koncern Naftowy Orlen SA	2,531,770
174,836	Powszechna Kasa Oszczednosci Bank Polski SA(a)	1,861,823
153,934	Powszechny Zaklad Ubezpieczen SA	1,987,391

		8,908,851

	Russia—0.4%
16,604	Novolipetsk Steel PJSC GDR(b)	382,722
33,146	Sberbank of Russia PJSC ADR	475,645
20,570	X5 Retail Group NV GDR(a)(b)	845,427

		1,703,794

	South Africa—0.2%
11,229	Capitec Bank Holdings Ltd.	746,289

	South Korea—20.3%
4,057	E-MART, Inc.	811,147
13,142	GS Holdings Corp.	776,543
89,285	Hana Financial Group, Inc.	3,821,320
12,862	Hyundai Marine & Fire Insurance Co. Ltd.	520,634
51,909	Industrial Bank of Korea	711,209
117,404	KB Financial Group, Inc.	6,119,868
9,137	Korea Investment Holdings Co. Ltd.	516,242
3,001	LG Innotek Co. Ltd.	460,724
43,861	LG Uplus Corp.	503,069
6,393	LS Corp.	450,794
17,036	Meritz Fire & Marine Insurance Co. Ltd.	390,793
14,547	POSCO	4,226,401
11,811	Samsung Electro-Mechanics Co. Ltd.	1,096,393
12,926	Samsung Electronics Co. Ltd.	31,774,181
2,649	Samsung Electronics Co. Ltd. (Preference Shares)	5,296,345
10,380	Samsung SDI Co. Ltd.	1,908,582
85,714	Shinhan Financial Group Co. Ltd.	3,840,624
162,189	SK Hynix, Inc.	11,899,795
10,274	S-Oil Corp.	1,178,390
207,931	Woori Bank	3,043,753

		79,346,807

	Taiwan—16.7%
25,000	Airtac International Group	404,930
147,000	Catcher Technology Co. Ltd.	1,559,708
1,776,708	Cathay Financial Holding Co. Ltd.	2,933,738
353,000	Chailease Holding Co. Ltd.	910,605
2,707,000	China Development Financial Holding Corp.	829,347
490,000	China Petrochemical Development Corp.(a)	218,522

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Taiwan (continued)
254,000	Compeq Manufacturing Co. Ltd.	$298,556
3,543,098	CTBC Financial Holding Co. Ltd.	2,267,338
168,000	E Ink Holdings, Inc.	234,513
86,000	Elite Material Co. Ltd.	342,181
2,475,890	First Financial Holding Co. Ltd.	1,596,713
83,000	FLEXium Interconnect, Inc.	317,860
19,000	Formosa Sumco Technology Corp.	68,038
80,000	General Interface Solution Holding Ltd.	733,434
31,000	Genius Electronic Optical Co. Ltd.(a)	348,961
500,000	HannStar Display Corp.	193,969
4,680,000	Hon Hai Precision Industry Co. Ltd.	17,379,598
20,120	Largan Precision Co. Ltd.	3,812,590
217,000	Long Chen Paper Co. Ltd.	319,462
734,000	Macronix International(a)	1,338,550
69,000	Merry Electronics Co. Ltd.	526,202
1,209,285	Nan Ya Plastics Corp.	2,983,166
182,000	Nanya Technology Corp.	493,629
11,000	Parade Technologies Ltd.	178,899
31,000	Phison Electronics Corp.	368,491
631,369	Qisda Corp.	460,555
94,000	Radiant Opto-Electronics Corp.	208,823
116,000	Sino-American Silicon Products, Inc.	323,082
1,966,000	Taishin Financial Holding Co. Ltd.	860,465
1,901,000	Taiwan Cooperative Financial Holding Co. Ltd.	1,027,414
2,411,081	Taiwan Semiconductor Manufacturing Co. Ltd.	19,426,472
102,506	Tripod Technology Corp.	377,266
459,348	Walsin Lihwa Corp.	234,552
90,000	Win Semiconductors Corp.	735,589
620,250	Winbond Electronics Corp.	536,764
50,000	Yageo Corp.	397,056

		65,247,038

	Thailand—0.2%
119,816	Muangthai Leasing PCL NVDR	141,565
317,711	Star Petroleum Refining PCL NVDR	166,411
155,854	Thai Oil PCL NVDR	478,540
107,701	Total Access Communication PCL NVDR(a)	172,639

		959,155

	Turkey—2.0%
64,931	Aselsan Elektronik Sanayi ve Ticaret AS	580,463
285,135	Enka Insaat ve Sanayi AS	431,846
457,800	Eregli Demir ve Celik Fabrikalari TAS	1,073,190
16,166	Ford Otomotiv Sanayi AS	228,020
178,679	Petkim Petrokimya Holding AS	312,502
59,601	TAV Havalimanlari Holding AS	296,235
42,605	Tupras Turkiye Petrol Rafinerileri AS	1,531,807
173,921	Turk Hava Yollari AO(a)	475,511
417,439	Turkiye Garanti Bankasi AS	1,146,801
169,542	Turkiye Halk Bankasi AS	493,905
414,497	Turkiye Is Bankasi AS, Class C	779,526
129,212	Turkiye Sise ve Cam Fabrikalari AS	151,452
225,762	Turkiye Vakiflar Bankasi TAO, Class D	376,414

		7,877,672

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

PowerShares S&P Emerging Markets Momentum Portfolio (EEMO) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Arab Emirates—0.1%
490,735	Damac Properties Dubai Co. PJSC	$527,794

	Total Common Stocks and Other Equity Interests (Cost $340,353,749)	389,183,215

	Rights—0.0%
	Taiwan—0.0%
48,527	CTBC Financial Holding Co. Ltd., expiring 12/15/17(a)(e)	0
55,441	Winbond Electronics Corp., expiring 12/14/17(a)	7,537

	Total Rights (Cost $0)	7,537

	Money Market Fund—0.6%
2,270,725	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(f) (Cost $2,270,725)	2,270,725

	Total Investments in Securities (Cost $342,624,474)—100.1%	391,461,477
	Other assets less liabilities—(0.1)%	(475,362)

	Net Assets—100.0%	$390,986,115

Investment Abbreviations:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

GDR—Global Depositary Receipt

NVDR—Non-voting Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $16,825,939, which represented 4.30% of the Fund's Net Assets.
(c)	Affiliated company. The Fund’s Adviser also serves as the adviser for the PowerShares India Portfolio and therefore, PowerShares India Portfolio is considered to be affiliated with the Fund. See Note 4.
(d)	Each CPO for Grupo Elektra SAB de CV represents two Series B Shares and one Series L Share.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(f)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Schedule of Investments

PowerShares S&P International Developed High Dividend Low Volatility Portfolio (IDHD)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.8%
	Australia—13.8%
2,594	Amcor Ltd.	$31,505
871	ASX Ltd.	36,050
36,365	AusNet Services	49,353
2,235	Australia & New Zealand Banking Group Ltd.	51,273
731	Commonwealth Bank of Australia	43,511
5,033	Goodman Group REIT	32,262
12,637	GPT Group (The) REIT	49,319
2,654	National Australia Bank Ltd.	66,462
4,022	Suncorp Group Ltd.	41,879
4,526	Transurban Group	42,095
1,482	Wesfarmers Ltd.	47,498
6,253	Westfield Corp. REIT	37,253
2,296	Westpac Banking Corp.	58,078

		586,538

	Austria—1.2%
1,126	Oesterreichische Post AG	50,056

	Belgium—1.8%
1,695	bpost SA	47,815
919	Proximus SADP	30,522

		78,337

	Denmark—2.1%
866	Danske Bank A/S	33,040
2,372	Tryg A/S	56,481

		89,521

	Finland—2.9%
1,043	Elisa Oyj	42,029
652	Kone Oyj, Class B	35,296
907	Sampo Oyj, Class A	47,526

		124,851

	France—5.3%
1,180	Klepierre SA REIT	46,937
2,491	Orange SA	40,873
356	Sanofi	33,713
1,087	Total SA	60,618
172	Unibail-Rodamco SE REIT	43,050

		225,191

	Germany—8.1%
204	Allianz SE	47,375
375	BASF SE	40,899
672	Daimler AG	55,809
794	Deutsche Post AG	36,370
2,010	Deutsche Telekom AG	36,622
367	Hannover Rueck SE	46,024
284	MAN SE	31,391
225	Muenchener Rueckversicherungs-Gesellschaft AG In Muenchen	50,339

		344,829

	Hong Kong—6.5%
3,825	CK Infrastructure Holdings Ltd.	33,289
2,992	CLP Holdings Ltd.	30,431
1,744	Hang Seng Bank Ltd.	41,287
5,000	Henderson Land Development Co. Ltd.	32,589

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong (continued)
56,376	HK Electric Investments & HK Electric Investments Ltd.(a)	$51,883
60,838	Mapletree Greater China Commercial Trust REIT(a)	52,470
4,108	Power Assets Holdings Ltd.	35,594

		277,543

	Israel—1.1%
286	Paz Oil Co. Ltd.	46,712

	Japan—9.7%
8	Activia Properties, Inc. REIT	31,330
13	Advance Residence Investment Corp. REIT	30,581
1,100	Canon, Inc.	41,074
14	Daiwa House REIT Investment Corp. REIT	32,650
10	Frontier Real Estate Investment Corp. REIT	39,206
31	GLP J-REIT REIT	31,128
10	Japan Prime Realty Investment Corp. REIT	32,166
21	Japan Retail Fund Investment Corp. REIT	37,221
24	Mori Trust Sogo REIT, Inc. REIT	34,237
16	Nippon Prologis REIT, Inc. REIT	33,625
25	ORIX JREIT, Inc. REIT	34,344
26	United Urban Investment Corp. REIT	37,365

		414,927

	Netherlands—1.0%
2,435	Axfood AB	44,036

	New Zealand—2.1%
13,572	Contact Energy Ltd.	53,460
7,185	Z Energy Ltd.	36,276

		89,736

	Norway—1.2%
2,669	Gjensidige Forsikring ASA	50,138

	Singapore—15.6%
28,297	Ascendas Real Estate Investment Trust REIT	56,910
6,300	BOC Aviation Ltd.(a)	33,875
41,973	CapitaLand Commercial Trust Ltd. REIT	53,452
36,187	CapitaLand Mall Trust REIT	53,654
56,281	Keppel REIT	48,539
43,524	Mapletree Commercial Trust REIT	49,677
59,650	Mapletree Logistics Trust REIT	55,604
3,933	Oversea-Chinese Banking Corp. Ltd.	34,353
5,489	Singapore Airlines Ltd.	41,377
6,609	Singapore Exchange Ltd.	37,207
40,188	Singapore Post Ltd.	37,905
18,917	Singapore Press Holdings Ltd.	37,490
14,097	Singapore Technologies Engineering Ltd.	36,008
14,984	Singapore Telecommunications Ltd.	41,243
33,188	Suntec Real Estate Investment Trust REIT	47,502

		664,796

	Spain—4.6%
1,796	Abertis Infraestructuras SA	38,853
2,213	Endesa SA	50,658
1,623	Gas Natural SDG SA	34,733
4,089	Iberdrola SA	33,049

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

PowerShares S&P International Developed High Dividend Low Volatility Portfolio (IDHD) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Spain (continued)
1,696	Red Electrica Corp. SA	$37,559

		194,852

	Sweden—7.4%
816	ICA Gruppen AB	30,099
4,357	Nordea Bank AB	52,668
4,117	Skandinaviska Enskilda Banken AB, Class A	50,751
2,374	Swedbank AB, Class A	58,926
1,584	Swedish Match AB	59,676
13,104	Telia Co. AB	60,653

		312,773

	Switzerland—6.7%
1,290	ABB Ltd.	33,751
186	Kuehne + Nagel International AG	32,505
389	Novartis AG	32,079
125	Roche Holding AG	28,905
553	Swiss RE AG	52,066
92	Swisscom AG	46,517
193	Zurich Insurance Group AG	58,957

		284,780

	United Kingdom—8.7%
4,081	BAE Systems PLC	32,164
434	British American Tobacco PLC	28,073
2,230	GlaxoSmithKline PLC	40,200
962	Imperial Brands PLC	39,225
3,701	National Grid PLC	44,528
1,225	Severn Trent PLC	34,341
3,092	SSE PLC	56,745
3,700	United Utilities Group PLC	40,929
19,013	Vodafone Group PLC	54,435

		370,640

	Total Investments in Securities (Cost $4,224,678)—99.8%	4,250,256
	Other assets less liabilities—0.2%	7,804

	Net Assets—100.0%	$4,258,060

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $138,228, which represented 3.25% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Schedule of Investments

PowerShares S&P International Developed Low Volatility Portfolio (IDLV)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.7%
	Australia—2.2%
63,854	ASX Ltd.	$2,642,864
1,875,008	AusNet Services	2,544,662
43,874	Commonwealth Bank of Australia	2,611,504
76,864	Wesfarmers Ltd.	2,463,503
123,843	Woolworths Ltd.	2,457,477

		12,720,010

	Austria—0.5%
62,474	Oesterreichische Post AG	2,777,250

	Belgium—2.9%
15,698	Ackermans & van Haaren NV	2,689,160
87,388	bpost SA	2,465,151
33,887	Groupe Bruxelles Lambert SA	3,638,958
73,185	Proximus SADP	2,430,673
17,400	Solvay SA	2,585,455
39,190	Telenet Group Holding NV(a)	2,710,958

		16,520,355

	Canada—22.4%
111,615	AltaGas Ltd.(b)	2,546,426
71,456	ATCO Ltd., Class I	2,593,058
46,833	Bank of Montreal	3,590,494
56,858	Bank of Nova Scotia (The)	3,673,209
86,741	BCE, Inc.	4,008,348
71,507	Brookfield Asset Management, Inc., Class A	3,002,063
158,814	CAE, Inc.	2,816,297
42,536	Canadian Imperial Bank of Commerce	3,747,101
33,050	Canadian National Railway Co.	2,661,485
15,910	Canadian Pacific Railway Ltd.	2,760,646
20,761	Canadian Tire Corp. Ltd., Class A(b)	2,549,427
100,662	Canadian Utilities Ltd., Class A	3,042,271
47,532	CGI Group, Inc., Class A(a)	2,527,592
118,580	CI Financial Corp.	2,638,177
113,612	Emera, Inc.	4,283,254
176,258	First Capital Realty, Inc.	2,797,486
86,373	Fortis, Inc.	3,183,292
39,644	George Weston Ltd.	3,331,191
108,252	Great-West Lifeco, Inc.	3,014,698
159,007	H&R Real Estate Investment Trust REIT	2,642,099
180,655	Hydro One Ltd.(c)	3,196,603
87,888	IGM Financial, Inc.	3,100,044
51,905	Intact Financial Corp.	4,245,894
130,561	Inter Pipeline Ltd.(b)	2,657,607
63,636	Loblaw Cos. Ltd.	3,286,700
88,580	Metro, Inc.(b)	2,790,500
71,344	National Bank of Canada	3,465,090
33,382	Onex Corp.	2,539,062
75,692	Pembina Pipeline Corp.	2,504,277
120,092	Power Corp. of Canada	3,081,719
111,018	Power Financial Corp.	3,109,813
172,971	RioCan Real Estate Investment Trust REIT	3,283,376
55,444	Rogers Communications, Inc., Class B	2,879,079
50,995	Royal Bank of Canada	3,990,277
142,789	Shaw Communications, Inc., Class B	3,263,179
114,728	SmartCentres Real Estate Investment Trust REIT	2,579,177

	Common Stocks and Other Equity Interests (continued)
	Canada (continued)
108,148	TELUS Corp.	$3,919,537
61,684	Thomson Reuters Corp.	2,886,338
62,543	Toronto-Dominion Bank (The)	3,558,222
56,142	TransCanada Corp.	2,667,518
43,317	Waste Connections, Inc.	3,062,869

		127,475,495

	Denmark—1.4%
24,003	Carlsberg A/S, Class B	2,741,278
71,038	Danske Bank A/S	2,710,245
108,311	Tryg A/S	2,579,076

		8,030,599

	Finland—0.9%
59,453	Elisa Oyj	2,395,695
51,195	Sampo Oyj, Class A	2,682,590

		5,078,285

	France—6.1%
14,429	Aeroports de Paris	2,430,590
22,748	Air Liquide SA	2,896,481
18,528	Cie Generale des Etablissements Michelin	2,680,757
31,876	Danone SA	2,604,575
4,630	Hermes International	2,403,171
39,440	Legrand SA	2,929,952
12,811	L’Oreal SA	2,851,263
155,303	Orange SA	2,548,261
21,058	Pernod Ricard SA	3,158,433
21,261	Sodexo SA	2,705,904
25,557	Thales SA	2,664,055
47,154	Total SA	2,629,597
9,827	Unibail-Rodamco SE REIT	2,459,595

		34,962,634

	Germany—6.3%
12,858	Allianz SE	2,986,049
26,540	BASF SE	2,894,522
27,009	Beiersdorf AG	3,029,996
34,388	Daimler AG	2,855,898
64,803	Deutsche Post AG	2,968,355
152,025	Deutsche Telekom AG	2,769,868
20,836	Hannover Rueck SE	2,612,977
20,256	Henkel AG & Co. KGaA (Preference Shares)	2,843,466
58,526	MAN SE	6,468,905
13,746	Muenchener Rueckversicherungs-Gesellschaft AG In Muenchen	3,075,374
28,030	SAP SE	3,188,945

		35,694,355

	Hong Kong—5.7%
226,838	CK Hutchison Holdings Ltd.	2,879,887
288,239	CK Infrastructure Holdings Ltd.	2,508,578
315,654	CLP Holdings Ltd.	3,210,431
137,873	Hang Seng Bank Ltd.	3,264,009
419,279	Henderson Land Development Co. Ltd.	2,732,746
3,648,344	HK Electric Investments & HK Electric Investments Ltd.(c)	3,357,573
1,770,906	Hong Kong & China Gas Co. Ltd.	3,354,866
296,696	Link REIT	2,492,812

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

PowerShares S&P International Developed Low Volatility Portfolio (IDLV) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong (continued)
3,230,394	Mapletree Greater China Commercial Trust REIT(c)	$2,786,049
474,383	MTR Corp. Ltd.	2,748,354
309,504	Swire Pacific Ltd., Class A	3,056,639

		32,391,944

	Israel—1.8%
360,972	Bank Hapoalim BM	2,555,155
1,005,280	Israel Discount Bank Ltd., Class A(a)	2,670,181
134,640	Mizrahi Tefahot Bank Ltd.	2,429,677
16,589	Paz Oil Co. Ltd.	2,709,466

		10,364,479

	Japan—16.5%
594	Activia Properties, Inc. REIT	2,326,234
1,096	Advance Residence Investment Corp. REIT	2,578,199
64,459	ANA Holdings, Inc.	2,465,360
73,826	Canon, Inc.	2,756,699
14,722	Central Japan Railway Co.	2,665,067
1,168	Daiwa House REIT Investment Corp. REIT	2,723,929
516	Daiwa Office Investment Corp. REIT	2,506,662
28,536	East Japan Railway Co.	2,754,906
749	Frontier Real Estate Investment Corp. REIT	2,936,544
2,736	GLP J-REIT REIT	2,747,317
65,570	Hankyu Hanshin Holdings, Inc.	2,541,898
158,820	ITOCHU Corp.	2,764,639
835	Japan Prime Realty Investment Corp. REIT	2,685,844
502	Japan Real Estate Investment Corp. REIT	2,350,295
1,485	Japan Retail Fund Investment Corp. REIT	2,632,043
74,124	Japan Tobacco, Inc.	2,444,272
64,863	Kintetsu Group Holdings Co. Ltd.	2,483,095
36,986	Lawson, Inc.	2,408,663
60,058	McDonald’s Holdings Co. Japan Ltd.(b)	2,573,990
1,658	Mori Trust Sogo REIT, Inc. REIT	2,365,236
118,239	Nagoya Railroad Co. Ltd.	2,647,188
502	Nippon Building Fund, Inc. REIT	2,420,980
1,378	Nippon Prologis REIT, Inc. REIT(b)	2,895,946
38,804	Nissin Foods Holdings Co. Ltd.	2,434,855
109,086	NTT DoCoMo, Inc.	2,631,389
33,038	Oriental Land Co. Ltd.	2,632,457
2,154	ORIX JREIT, Inc. REIT	2,959,072
81,006	Sankyo Co. Ltd.	2,605,623
33,038	Secom Co. Ltd.	2,493,769
164,638	Skylark Co. Ltd.	2,455,878
44,628	Takeda Pharmaceutical Co. Ltd.	2,511,626
102,268	Tobu Railway Co. Ltd.	2,988,029
65,876	Toyo Suisan Kaisha Ltd.	2,524,773
2,142	United Urban Investment Corp. REIT	3,078,312
33,900	West Japan Railway Co.	2,378,639
132,866	Zensho Holdings Co. Ltd.	2,456,670

		93,826,098

	Netherlands—1.5%
146,640	Axfood AB	2,651,914
31,651	Heineken Holding NV	2,938,685
55,258	Wolters Kluwer NV	2,708,808

		8,299,407

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Norway—0.9%
187,405	Entra ASA(c)	$2,576,793
255,575	Orkla ASA	2,497,369

		5,074,162

	Singapore—8.9%
1,445,347	Ascendas Real Estate Investment Trust REIT	2,906,819
492,604	BOC Aviation Ltd.(c)	2,648,714
2,035,719	CapitaLand Commercial Trust Ltd. REIT	2,592,464
949,177	CapitaLand Ltd.	2,556,870
2,065,427	CapitaLand Mall Trust REIT	3,062,362
167,163	DBS Group Holdings Ltd.	2,795,048
3,310,277	Keppel REIT	2,854,944
2,610,144	Mapletree Commercial Trust REIT	2,979,135
3,885,160	Mapletree Logistics Trust REIT	3,621,663
400,023	Oversea-Chinese Banking Corp. Ltd.	3,494,035
381,176	Singapore Airlines Ltd.	2,873,369
679,845	Singapore Exchange Ltd.	3,827,372
2,642,523	Singapore Post Ltd.	2,492,397
1,398,234	Singapore Press Holdings Ltd.	2,771,016
1,195,208	Singapore Telecommunications Ltd.	3,289,805
2,031,892	Suntec Real Estate Investment Trust REIT	2,908,242
175,424	United Overseas Bank Ltd.	3,170,096

		50,844,351

	Spain—2.8%
139,114	Abertis Infraestructuras SA	3,009,470
39,459	Amadeus IT Group SA	2,677,622
102,247	Endesa SA	2,340,563
323,921	Iberdrola SA	2,618,067
70,587	Industria de Diseno Textil SA	2,639,182
108,835	Red Electrica Corp. SA	2,410,227

		15,695,131

	Sweden—5.7%
158,435	Castellum AB(b)	2,541,606
147,214	Hufvudstaden AB, Class A	2,423,145
67,925	ICA Gruppen AB	2,505,464
122,599	Industrivarden AB, Class C	3,151,449
64,423	Investor AB, Class B	3,192,755
88,215	Kinnevik AB, Class B	2,894,558
35,177	L E Lundbergforetagen AB, Class B	2,745,905
210,609	Skandinaviska Enskilda Banken AB, Class A	2,596,198
98,430	Swedbank AB, Class A	2,443,173
75,282	Swedish Match AB	2,836,181
584,996	Telia Co. AB	2,707,733
101,706	Trelleborg AB, Class B	2,519,628

		32,557,795

	Switzerland—6.7%
108,926	ABB Ltd.	2,849,910
440	Chocoladefabriken Lindt & Spruengli AG-PC	2,549,157
6,658	Geberit AG	3,016,405
1,319	Givaudan SA	2,948,166
16,712	Kuehne + Nagel International AG	2,920,576
35,417	Nestle SA	2,981,026
29,858	Novartis AG	2,462,207
9,823	Roche Holding AG	2,271,470
14,006	Schindler Holding AG-PC	3,176,923

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

PowerShares S&P International Developed Low Volatility Portfolio (IDLV) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Switzerland (continued)
1,369	SGS SA	$3,384,045
32,159	Swiss RE AG	3,027,811
6,999	Swisscom AG	3,538,820
10,048	Zurich Insurance Group AG	3,069,438

		38,195,954

	United Kingdom—6.5%
88,875	Bunzl PLC	2,767,607
76,550	Diageo PLC	2,614,557
138,370	Experian PLC	2,914,252
137,562	GlaxoSmithKline PLC	2,479,820
361,432	Hammerson PLC REIT	2,515,011
48,501	London Stock Exchange Group PLC	2,422,345
207,689	National Grid PLC	2,498,755
26,567	Reckitt Benckiser Group PLC	2,376,085
132,582	RELX PLC	3,051,161
310,201	RSA Insurance Group PLC	2,591,050
63,478	Schroders PLC	2,944,447
143,015	Smith & Nephew PLC	2,698,719
140,400	SSE PLC	2,576,660
906,339	Vodafone Group PLC	2,594,904

		37,045,373

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $536,584,135)—99.7%	567,553,677

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.7%
9,528,195	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(d)(e) (Cost $9,528,195)	9,528,195

	Total Investments in Securities (Cost $546,112,330)—101.4%	577,081,872
	Other assets less liabilities—(1.4)%	(7,958,285)

	Net Assets—100.0%	$569,123,587

Investment Abbreviations:

PC—Participation Certificate

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2017.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $14,565,732, which represented 2.56% of the Fund’s Net Assets.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

Schedule of Investments

PowerShares S&P International Developed Momentum Portfolio (IDMO)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Australia—1.2%
1,094	BHP Billiton PLC	$19,794
324	Challenger Ltd.	3,304
58	CIMIC Group Ltd.	2,150
400	Computershare Ltd.	4,779
827	Qantas Airways Ltd.	3,900

		33,927

	Austria—1.3%
49	ams AG	4,471
228	Erste Group Bank AG	9,798
8	Lenzing AG	1,083
179	OMV AG	10,756
137	Raiffeisen Bank International AG(a)	4,773
109	UNIQA Insurance Group AG	1,118
64	voestalpine AG	3,522

		35,521

	Belgium—1.4%
18	Ackermans & van Haaren NV	3,084
254	KBC Group NV	21,100
47	Solvay SA	6,984
37	Telenet Group Holding NV(a)	2,559
100	Umicore SA	4,470

		38,197

	Canada—6.8%
284	Air Canada(a)	5,631
710	Bank of Nova Scotia (The)	45,868
65	Industrial Alliance Insurance & Financial Services, Inc.	2,948
1,453	Manulife Financial Corp.	29,238
45	Methanex Corp.	2,195
258	National Bank of Canada	12,531
904	Royal Bank of Canada	70,736
103	Shopify, Inc., Class A(a)	10,248
140	Waste Connections, Inc.	9,899

		189,294

	Chile—0.1%
260	Antofagasta PLC	3,296

	China—0.8%
3,323	BOC Hong Kong (Holdings) Ltd.	15,823
2,293	Global Logistic Properties Ltd.	5,588

		21,411

	Denmark—1.6%
2	AP Moller—Maersk A/S, Class A	3,707
4	AP Moller—Maersk A/S, Class B	7,684
675	Danske Bank A/S	25,752
118	DSV A/S	9,126

		46,269

	Finland—1.0%
298	Sampo Oyj, Class A	15,615
337	Stora Enso Oyj, Class R	5,273
105	Wartsila Oyj Abp	6,764

		27,652

	France—11.1%
33	Aeroports de Paris	5,559

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	France (continued)
51	Amundi SA(b)	$4,324
78	Atos SE	12,122
1,136	AXA SA	34,315
742	BNP Paribas SA	57,949
154	Bouygues SA	7,394
9	Christian Dior SE	3,090
141	CNP Assurances	3,281
1,414	Credit Agricole SA	24,676
1	Dassault Aviation SA	1,560
81	Kering	37,131
196	LVMH Moet Hennessy Louis Vuitton SE	58,475
780	Natixis SA	6,117
205	Safran SA	21,596
567	Societe Generale SA	31,573

		309,162

	Germany—5.8%
404	Allianz SE	93,822
845	Commerzbank AG(a)	11,581
68	Covestro AG(b)	6,524
178	Deutsche Lufthansa AG	5,682
530	Deutsche Post AG	24,277
92	Muenchener Rueckversicherungs-Gesellschaft AG In Muenchen	20,583

		162,469

	Hong Kong—1.6%
208	ASM Pacific Technology Ltd.	3,026
524	Chow Tai Fook Jewellery Group Ltd.	547
2,556	Galaxy Entertainment Group Ltd.	17,396
545	Hang Seng Bank Ltd.	12,902
142	Jardine Strategic Holdings Ltd.	5,956
1,000	SJM Holdings Ltd.	859
648	Wheelock & Co. Ltd.	4,510

		45,196

	Ireland—0.3%
69	Ryanair Holdings PLC ADR(a)	7,736

	Israel—0.8%
643	Bank Hapoalim BM	4,551
82	Check Point Software Technologies Ltd.(a)	9,652
919	Israel Discount Bank Ltd., Class A(a)	2,441
121	Mizrahi Tefahot Bank Ltd.	2,184
24	SodaStream International Ltd.(a)	1,528
92	Tower Semiconductor Ltd.(a)	3,050

		23,406

	Italy—1.9%
157	Ferrari NV	18,820
8,864	Intesa Sanpaolo SpA	29,801
638	Intesa Sanpaolo SpA-RSP	2,013
105	Moncler SpA	2,982

		53,616

	Japan—25.4%
100	Aeon Mall Co. Ltd.	1,773
200	Asahi Glass Co. Ltd.	7,797
1,000	Asahi Kasei Corp.	12,048

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

PowerShares S&P International Developed Momentum Portfolio (IDMO) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
100	Azbil Corp.	$4,347
100	Benesse Holdings, Inc.	3,375
278	Brother Industries Ltd.	6,701
800	Canon, Inc.	29,872
100	Daifuku Co. Ltd.	4,849
100	DIC Corp.	3,687
2,000	Fujitsu Ltd.	15,461
100	Furukawa Electric Co. Ltd.	6,055
300	Gunma Bank Ltd. (The)	1,917
60	Hitachi Chemical Co. Ltd.	1,698
55	Hitachi Construction Machinery Co. Ltd.	1,871
3,000	Hitachi Ltd.	23,682
400	Hoya Corp.	21,611
1,500	ITOCHU Corp.	26,111
30	ITOCHU Techno-Solutions Corp.	1,162
300	JFE Holdings, Inc.	6,389
500	Kansai Electric Power Co., Inc. (The)	6,809
65	Keyence Corp.	35,941
600	Kirin Holdings Co. Ltd.	14,281
575	Komatsu Ltd.	18,708
300	Kuraray Co. Ltd.	5,869
100	Kurita Water Industries Ltd.	3,159
200	Kyocera Corp.	13,276
114	Lion Corp.	2,183
200	LIXIL Group Corp.	5,474
1,600	Marubeni Corp.	10,655
100	McDonald’s Holdings Co. Japan Ltd.	4,286
400	Minebea Mitsumi, Inc.	7,259
143	MISUMI Group, Inc.	3,901
1,100	Mitsubishi Chemical Holdings Corp.	11,399
1,186	Mitsubishi Electric Corp.	20,160
209	Mitsubishi Gas Chemical Co., Inc.	5,075
400	Mitsubishi Motors Corp.	3,172
100	Mitsubishi Tanabe Pharma Corp.	2,195
1,100	Mitsui & Co. Ltd.	16,350
100	Mitsui Mining & Smelting Co. Ltd.	5,166
100	Nichirei Corp.	2,563
100	Nintendo Co. Ltd.	38,546
100	Nippon Electric Glass Co. Ltd.	4,053
300	NSK Ltd.	4,264
115	OMRON Corp.	6,396
1,700	Panasonic Corp.	25,441
100	Pigeon Corp.	3,525
900	Recruit Holdings Co. Ltd.	21,987
100	Rohm Co. Ltd.	9,205
100	SBI Holdings, Inc.	1,566
200	Seiko Epson Corp.	4,745
208	Sharp Corp.(a)	6,562
267	Shin-Etsu Chemical Co. Ltd.	27,985
200	Showa Denko K.K.	6,644
552	SoftBank Group Corp.	48,321
100	Stanley Electric Co. Ltd.	3,665
119	Start Today Co. Ltd.	3,236
136	Sumco Corp.	2,953
900	Sumitomo Corp.	12,938
76	Sumitomo Heavy Industries Ltd.	3,170

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
300	Suzuki Motor Corp.	$16,303
100	THK Co. Ltd.	3,626
113	Tokyo Electron Ltd.	19,645
500	Tosoh Corp.	10,728
200	Toyota Tsusho Corp.	7,216
100	Trend Micro, Inc.	5,324
100	Ube Industries Ltd.	3,049
100	Yakult Honsha Co. Ltd.	8,220
200	Yamaha Motor Co. Ltd.	5,932
350	Yaskawa Electric Corp.	12,444
100	Yokohama Rubber Co. Ltd. (The)	2,227
120	Zeon Corp.	1,587

		709,790

	Netherlands—4.1%
233	ABN AMRO Group NV CVA(b)	7,197
259	Altice NV, Class A(a)	4,887
57	Altice NV, Class B(a)	1,075
3,437	ING Groep NV	63,502
708	Koninklijke Philips NV	28,830
217	NN Group NV	9,091

		114,582

	New Zealand—0.2%
647	a2 Milk Co. Ltd.(a)	3,843
593	Air New Zealand Ltd.	1,340

		5,183

	Norway—1.1%
1,035	DNB ASA	19,924
712	Norsk Hydro ASA	5,495
560	Storebrand ASA	4,788

		30,207

	Portugal—0.0%
158	Navigator Co. SA (The)	806

	Singapore—3.3%
358	City Developments Ltd.	3,400
1,600	DBS Group Holdings Ltd.	26,753
3,300	Genting Singapore PLC	2,955
3,600	Oversea-Chinese Banking Corp. Ltd.	31,445
1,200	United Overseas Bank Ltd.	21,685
400	UOL Group Ltd.	2,654
215	Venture Corp. Ltd.	3,076

		91,968

	South Africa—0.2%
202	Mondi PLC	4,885

	Spain—5.9%
41	Aena SME SA(b)	7,523
4,171	Banco Bilbao Vizcaya Argentaria SA	36,506
3,761	Banco de Sabadell SA	7,532
11,423	Banco Santander SA	77,488
610	Bankia SA	2,913
3,961	CaixaBank SA	18,540
715	Mapfre SA	2,340
663	Repsol SA	12,423

		165,265

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

103

PowerShares S&P International Developed Momentum Portfolio (IDMO) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Sweden—4.0%
137	Industrivarden AB, Class A	$3,718
138	Industrivarden AB, Class C	3,547
340	Investor AB, Class B	16,850
19	L E Lundbergforetagen AB, Class B	1,483
1,896	Nordea Bank AB	22,919
696	Sandvik AB	12,712
1,526	Skandinaviska Enskilda Banken AB, Class A	18,811
383	Svenska Cellulosa AB (SCA), Class B	3,596
268	Tele2 AB, Class B	3,409
1,262	Volvo AB, Class B	25,009

		112,054

	Switzerland—6.2%
319	Cie Financiere Richemont SA	29,442
25	Geberit AG	11,326
8,779	Glencore PLC	42,319
38	Kuehne + Nagel International AG	6,641
17	Partners Group Holding AG	11,444
1	Sika AG-BR	7,409
777	STMicroelectronics NV	18,302
55	Swatch Group AG (The)	4,149
23	Swatch Group AG (The)-BR	9,022
113	Zurich Insurance Group AG	34,519

		174,573

	United Arab Emirates—0.1%
97	NMC Health PLC	3,725

	United Kingdom—13.3%
833	3i Group PLC	10,630
2,991	Aviva PLC	20,058
634	Barratt Developments PLC	5,510
632	CNH Industrial NV, Class A	8,077
668	Fiat Chrysler Automobiles NV(a)	11,548
1,341	G4S PLC	5,004
20,230	HSBC Holdings PLC	197,266
163	InterContinental Hotels Group PLC	9,031
3,697	Legal & General Group PLC	13,108
206	London Stock Exchange Group PLC	10,288
219	Persimmon PLC	8,149
1,586	Prudential PLC	39,005
1,298	Rentokil Initial PLC	5,788
702	RSA Insurance Group PLC	5,864
82	Schroders PLC	3,804
320	St. James’s Place PLC	5,002
1,858	Standard Life Aberdeen PLC	10,605
1,219	WM Morrison Supermarkets PLC	3,629

		372,366

	United States—0.4%
166	Carnival PLC	10,936

	Total Investments in Securities (Cost $2,575,236)—99.9%	2,793,492
	Other assets less liabilities—0.1%	2,218

	Net Assets—100.0%	$2,795,710

Investment Abbreviations:

ADR—American Depositary Receipt

BR—Bearer Shares

CVA—Dutch Certificates

RSP—Registered Savings Plan Shares

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $25,568, which represented less than 1% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

Schedule of Investments(a)

PowerShares S&P MidCap L ow Volatility Portfolio (XMLV)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—9.5%
19,930	Cable One, Inc.	$14,146,513
73,259	Churchill Downs, Inc.	15,278,165
331,479	Cinemark Holdings, Inc.	12,045,947
240,461	Dunkin’ Brands Group, Inc.	14,204,031
25,216	Graham Holdings Co., Class B	14,031,443
325,310	Live Nation Entertainment, Inc.(b)	14,242,072
118,014	Pool Corp.	14,253,731
435,714	Service Corp. International	15,450,418

		113,652,320

	Consumer Staples—2.2%
108,085	Ingredion, Inc.	13,548,455
342,503	Tootsie Roll Industries, Inc.	12,193,107

		25,741,562

	Financials—18.8%
29,069	Alleghany Corp.(b)	16,459,449
165,370	American Financial Group, Inc.	17,444,881
305,908	Aspen Insurance Holdings Ltd. (Bermuda)	13,123,453
407,081	Brown & Brown, Inc.	20,288,917
224,916	Commerce Bancshares, Inc.	13,081,115
91,424	FactSet Research Systems, Inc.	17,358,675
279,913	First American Financial Corp.	15,232,866
141,157	Hanover Insurance Group, Inc. (The)	13,887,026
121,037	MSCI, Inc., Class A	14,204,902
695,330	Old Republic International Corp.	14,108,246
118,713	Reinsurance Group of America, Inc.	17,733,348
125,747	RenaissanceRe Holdings Ltd. (Bermuda)	17,398,355
259,736	SEI Investments Co.	16,755,569
266,328	W.R. Berkley Corp.	18,264,774

		225,341,576

	Health Care—4.8%
59,693	Bio-Rad Laboratories, Inc., Class A(b)	13,119,924
112,763	Bio-Techne Corp.	14,774,208
517,454	Owens & Minor, Inc.	12,713,845
181,933	STERIS PLC	16,979,807

		57,587,784

	Industrials—11.5%
146,174	Carlisle Cos., Inc.	16,054,291
463,603	Copart, Inc.(b)	16,824,153
195,689	Deluxe Corp.	13,629,739
129,909	Hubbell, Inc.	16,345,151
129,378	IDEX Corp.	16,587,553
83,431	Lennox International, Inc.	15,946,167
341,652	Rollins, Inc.	15,001,939
206,145	Toro Co. (The)	12,956,213
86,134	Watsco, Inc.	14,347,340

		137,692,546

	Information Technology—8.3%
206,449	Broadridge Financial Solutions, Inc.	17,738,098
254,944	CDK Global, Inc.	16,204,241
280,286	CoreLogic, Inc.(b)	13,145,413
101,927	Fair Isaac Corp.	14,795,723
179,721	Jack Henry & Associates, Inc.	19,792,674
385,425	National Instruments Corp.	17,344,125

		99,020,274

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials—10.0%
181,651	AptarGroup, Inc.	$15,816,353
225,494	Ashland Global Holdings, Inc.	15,329,082
330,527	Bemis Co., Inc.	14,880,326
195,087	Compass Minerals International, Inc.	12,797,707
38,395	NewMarket Corp.	15,372,974
204,085	Sensient Technologies Corp.	15,520,664
426,838	Silgan Holdings, Inc.	12,485,011
324,113	Sonoco Products Co.	16,785,812

		118,987,929

	Real Estate—16.0%
267,934	American Campus Communities, Inc. REIT	11,140,696
153,480	Camden Property Trust REIT	14,003,515
431,528	Corporate Office Properties Trust REIT	13,778,689
258,050	DCT Industrial Trust, Inc. REIT	14,972,061
380,175	Douglas Emmett, Inc. REIT	15,127,163
337,481	Education Realty Trust, Inc. REIT	11,778,087
188,311	EPR Properties REIT	13,027,355
460,084	First Industrial Realty Trust, Inc. REIT	14,207,394
303,457	Highwoods Properties, Inc. REIT	15,491,480
465,308	Hospitality Properties Trust REIT	13,298,503
190,025	Kilroy Realty Corp. REIT	13,535,481
202,849	Lamar Advertising Co., Class A REIT	14,288,683
312,600	Liberty Property Trust REIT	13,404,288
450,208	Rayonier, Inc. REIT	13,497,236

		191,550,631

	Utilities—18.9%
416,720	Aqua America, Inc.	14,785,226
169,924	Atmos Energy Corp.	14,824,170
183,456	Black Hills Corp.	11,972,339
516,951	Great Plains Energy, Inc.	16,971,501
473,857	Hawaiian Electric Industries, Inc.	17,276,826
179,222	IDACORP, Inc.	16,493,801
288,007	New Jersey Resources Corp.	12,801,911
251,504	NorthWestern Corp.	14,909,157
417,995	OGE Energy Corp.	15,398,936
169,756	ONE Gas, Inc.	13,067,817
322,665	PNM Resources, Inc.	14,003,661
158,158	Southwest Gas Holdings, Inc.	13,030,638
265,268	UGI Corp.	12,695,726
242,750	Vectren Corp.	16,540,985
385,005	Westar Energy, Inc.	20,590,067

		225,362,761

	Total Investments in Securities (Cost $1,078,655,744)—100.0%	1,194,937,383
	Other assets less liabilities—0.0%	280,924

	Net Assets—100.0%	$1,195,218,307

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

105

Schedule of Investments(a)

PowerShares S&P SmallCap High Dividend Low Volatility Portfolio (XSHD)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—7.1%
5,459	DineEquity, Inc.	$259,903
16,999	New Media Investment Group, Inc.	271,474

		531,377

	Consumer Staples—8.0%
1,652	Andersons, Inc. (The)	61,867
4,212	B&G Foods, Inc.	133,942
1,462	Inter Parfums, Inc.	67,691
2,087	Medifast, Inc.	130,229
2,744	SpartanNash Co.	67,365
1,549	Universal Corp.	88,835
464	WD-40 Co.	51,434

		601,363

	Financials—24.6%
3,536	AMERISAFE, Inc.	228,779
12,186	Apollo Commercial Real Estate Finance, Inc. REIT	220,201
21,830	Capstead Mortgage Corp. REIT	192,541
11,462	Greenhill & Co., Inc.	209,755
13,684	Maiden Holdings Ltd.	112,893
11,883	Oritani Financial Corp.	201,417
3,615	ProAssurance Corp.	202,621
2,562	RLI Corp.	151,388
1,662	Safety Insurance Group, Inc.	136,616
10,735	Waddell & Reed Financial, Inc., Class A	200,637

		1,856,848

	Health Care—2.3%
947	CONMED Corp.	49,452
8,139	Meridian Bioscience, Inc.	121,678

		171,130

	Industrials—5.8%
2,158	Brady Corp., Class A	82,112
1,340	National Presto Industries, Inc.	156,646
3,027	Powell Industries, Inc.	87,723
7,235	Resources Connection, Inc.	113,951

		440,432

	Information Technology—7.1%
9,118	Daktronics, Inc.	93,642
1,561	ManTech International Corp., Class A	72,446
3,899	Monotype Imaging Holdings, Inc.	89,872
1,312	MTS Systems Corp.	68,290
4,722	NIC, Inc.	80,274
3,547	Park Electrochemical Corp.	66,967
2,691	Xperi Corp.	61,893

		533,384

	Materials—6.8%
1,206	Hawkins, Inc.	45,948
3,076	Innophos Holdings, Inc.	150,509
660	Kaiser Aluminum Corp.	65,459
4,930	Myers Industries, Inc.	106,488
3,477	Schweitzer-Mauduit International, Inc.	146,834

		515,238

	Real Estate—22.2%
9,634	Chatham Lodging Trust REIT	209,540

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate (continued)
8,042	Chesapeake Lodging Trust REIT	$224,372
19,369	Franklin Street Properties Corp. REIT	193,690
13,138	Government Properties Income Trust REIT	238,717
21,487	Independence Realty Trust, Inc. REIT	218,093
21,074	Lexington Realty Trust REIT	213,269
18,896	Pennsylvania Real Estate Investment Trust REIT	183,669
15,018	Ramco-Gershenson Properties Trust REIT	189,677

		1,671,027

	Telecommunication Services—6.8%
914	ATN International, Inc.	49,621
2,827	Cogent Communications Holdings, Inc.	152,375
11,991	Consolidated Communications Holdings, Inc.	229,867
4,925	Spok Holdings, Inc.	83,479

		515,342

	Utilities—9.3%
1,224	ALLETE, Inc.	95,901
1,240	American States Water Co.	66,650
1,893	Avista Corp.	98,890
1,500	California Water Service Group	63,000
1,410	El Paso Electric Co.	81,075
1,514	Northwest Natural Gas Co.	100,454
2,799	South Jersey Industries, Inc.	95,082
1,241	Spire, Inc.	97,977

		699,029

	Total Investments in Securities (Cost $7,684,357)—100.0%	7,535,170
	Other assets less liabilities—0.0%	2,414

	Net Assets—100.0%	$7,537,584

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

Schedule of Investments(a)

PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—4.6%
604,775	Belmond Ltd., Class A (United Kingdom)(b)	$7,952,791
274,648	Boyd Gaming Corp.	8,027,961
100,831	Dorman Products, Inc.(b)	6,968,431
292,543	M/I Homes, Inc.(b)	9,770,936
221,444	Scholastic Corp.	8,180,141
195,888	Standard Motor Products, Inc.	8,554,429

		49,454,689

	Consumer Staples—3.7%
188,655	Inter Parfums, Inc.	8,734,727
77,843	J & J Snack Foods Corp.	10,366,352
188,706	Medifast, Inc.	11,775,254
85,940	WD-40 Co.	9,526,449

		40,402,782

	Financials—29.4%
647,830	Apollo Commercial Real Estate Finance, Inc. REIT	11,706,288
833,186	Bank Mutual Corp.	8,810,942
151,989	Banner Corp.	8,712,009
1,116,678	Capstead Mortgage Corp. REIT	9,849,100
121,649	City Holding Co.	8,575,038
202,716	Columbia Banking System, Inc.	8,820,173
147,964	Community Bank System, Inc.	8,180,930
389,527	Dime Community Bancshares, Inc.	8,589,070
197,595	Employers Holdings, Inc.	9,425,281
97,795	Evercore, Inc., Class A	7,833,379
603,187	First Commonwealth Financial Corp.	8,782,403
382,887	First Midwest Bancorp, Inc.	8,840,861
125,608	Firstcash, Inc.	8,020,071
218,290	Glacier Bancorp, Inc.	8,286,288
185,831	Green Dot Corp., Class A(b)	10,521,751
227,914	Horace Mann Educators Corp.	9,982,633
98,531	Infinity Property & Casualty Corp.	9,296,400
214,539	Interactive Brokers Group, Inc., Class A	11,589,397
241,960	National Bank Holdings Corp., Class A	7,941,127
169,808	Navigators Group, Inc. (The)	9,848,864
224,199	NBT Bancorp, Inc.	8,550,950
580,853	Northfield Bancorp, Inc.	9,909,352
653,147	Northwest Bancshares, Inc.	11,018,590
484,233	Old National Bancorp	8,813,041
676,419	Oritani Financial Corp.	11,465,302
167,498	ProAssurance Corp.	9,388,263
355,296	Provident Financial Services, Inc.	9,664,051
163,948	Safety Insurance Group, Inc.	13,476,526
161,260	Selective Insurance Group, Inc.	9,611,096
142,671	Simmons First National Corp., Class A	8,232,117
208,351	Stewart Information Services Corp.	7,904,837
286,081	United Community Banks, Inc.	7,844,341
186,369	United Fire Group, Inc.	8,589,747
150,394	Westamerica Bancorporation(c)	8,757,443

		316,837,661

	Health Care—4.3%
102,790	Cantel Medical Corp.	10,081,643
49,649	Chemed Corp.	11,093,076
164,048	CONMED Corp.	8,566,587

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
157,541	Integra LifeSciences Holdings Corp.(b)	$7,369,768
110,533	Neogen Corp.(b)	8,864,747

		45,975,821

	Industrials—19.9%
196,582	ABM Industries, Inc.	8,250,546
93,562	Alamo Group, Inc.	9,870,791
155,286	Albany International Corp., Class A	9,371,510
135,367	Applied Industrial Technologies, Inc.	8,616,110
146,803	Barnes Group, Inc.	9,555,407
261,453	Brady Corp., Class A	9,948,287
163,070	ESCO Technologies, Inc.	9,449,906
115,821	Exponent, Inc.	8,553,381
191,723	Forrester Research, Inc.	8,378,295
150,575	Forward Air Corp.	8,649,028
158,579	Healthcare Services Group, Inc.	8,387,243
394,682	Heartland Express, Inc.	8,418,567
235,863	Hillenbrand, Inc.	9,328,382
201,190	Kaman Corp.	11,254,569
133,720	Matthews International Corp., Class A	8,404,302
106,660	Multi-Color Corp.	8,820,782
74,580	National Presto Industries, Inc.	8,718,402
240,550	Simpson Manufacturing Co., Inc.	13,408,257
128,334	Tennant Co.	8,899,963
214,664	Tetra Tech, Inc.	10,572,202
67,554	UniFirst Corp.	10,639,755
147,490	Viad Corp.	8,561,794
134,809	Watts Water Technologies, Inc., Class A	9,086,127

		215,143,606

	Information Technology—9.1%
162,620	Badger Meter, Inc.	7,122,756
265,842	Benchmark Electronics, Inc.(b)	8,227,810
111,768	Cabot Microelectronics Corp.	10,804,612
229,431	Electronics For Imaging, Inc.(b)	7,080,241
89,924	ePlus, Inc.(b)	8,596,734
173,054	ExlService Holdings, Inc.(b)	10,802,031
449,449	NIC, Inc.	7,640,633
187,587	Plexus Corp.(b)	11,523,469
238,205	Progress Software Corp.	10,083,218
300,439	Sykes Enterprises, Inc.(b)	8,694,705
174,804	TeleTech Holdings, Inc.	7,280,587

		97,856,796

	Materials—4.8%
101,297	Balchem Corp.	8,538,324
160,343	H.B. Fuller Co.	9,118,706
182,526	Hawkins, Inc.	6,954,241
121,197	Neenah Paper, Inc.	10,519,900
57,386	Quaker Chemical Corp.	8,913,193
195,309	Schweitzer-Mauduit International, Inc.	8,247,899

		52,292,263

	Real Estate—18.6%
314,314	Acadia Realty Trust REIT	8,847,939
170,319	Agree Realty Corp. REIT	8,054,386
240,943	American Assets Trust, Inc. REIT	9,346,179
607,500	Armada Hoffler Properties, Inc. REIT	8,669,025

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

107

PowerShares S&P SmallCap Low Volatility Portfolio (XSLV) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate (continued)
451,908	CareTrust REIT, Inc. REIT	$8,541,061
381,642	Chatham Lodging Trust REIT	8,300,714
359,057	Chesapeake Lodging Trust REIT	10,017,690
666,936	DiamondRock Hospitality Co. REIT	7,242,925
117,232	EastGroup Properties, Inc. REIT	10,620,047
348,203	Four Corners Property Trust, Inc. REIT	8,593,650
760,695	Franklin Street Properties Corp. REIT	7,606,950
378,213	Getty Realty Corp. REIT	10,745,031
445,648	Hersha Hospitality Trust REIT	7,883,513
735,839	Independence Realty Trust, Inc. REIT	7,468,766
833,912	Lexington Realty Trust REIT	8,439,190
211,140	LTC Properties, Inc. REIT	9,820,121
81,471	PS Business Parks, Inc. REIT	10,781,057
591,461	Ramco-Gershenson Properties Trust REIT	7,470,152
427,873	Retail Opportunity Investments Corp. REIT	7,693,157
136,131	Saul Centers, Inc. REIT	8,320,327
547,590	Summit Hotel Properties, Inc. REIT	8,657,398
106,652	Universal Health Realty Income Trust REIT	7,807,993
436,895	Urstadt Biddle Properties, Inc., Class A REIT	9,493,728

		200,420,999

	Utilities—5.6%
145,791	ALLETE, Inc.	11,422,725
157,566	American States Water Co.	8,469,172
191,577	El Paso Electric Co.	11,015,678
144,961	Northwest Natural Gas Co.	9,618,162
254,741	South Jersey Industries, Inc.	8,653,552
141,779	Spire, Inc.	11,193,452

		60,372,741

	Total Common Stocks and Other Equity Interests (Cost $946,691,673)	1,078,757,358

	Money Market Fund—0.0%
448,764	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(d) (Cost $448,764)	448,764

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $947,140,437)—100.0%	1,079,206,122

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.7%
7,739,714	Invesco Government & Agency Portfolio—Institutional Class, 0.95%(d)(e) (Cost $7,739,714)	7,739,714

	Total Investments in Securities (Cost $954,880,151)—100.7%	1,086,945,836
	Other assets less liabilities—(0.7)%	(7,473,581)

	Net Assets—100.0%	$1,079,472,255

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2017.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

108

Schedule of Investments(a)

PowerShares S&P SmallCap Quality Portfolio (XSHQ)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—21.4%
128	American Public Education, Inc.(b)	$2,560
539	Barnes & Noble, Inc.	3,773
163	Big 5 Sporting Goods Corp.	1,035
282	Buckle, Inc. (The)	4,639
776	Callaway Golf Co.	11,198
103	Capella Education Co.	8,389
228	Cato Corp. (The), Class A	2,932
189	Children’s Place, Inc. (The)	20,563
276	Dave & Buster’s Entertainment, Inc.(b)	13,303
269	Dorman Products, Inc.(b)	18,591
603	DSW, Inc., Class A	11,547
188	Ethan Allen Interiors, Inc.	5,593
698	Express, Inc.(b)	4,726
325	Finish Line, Inc. (The), Class A	3,013
279	Fox Factory Holding Corp.(b)	11,871
498	Francesca’s Holdings Corp.(b)	3,222
151	Haverty Furniture Cos., Inc.	3,601
187	Hibbett Sports, Inc.(b)	2,394
278	iRobot Corp.(b)	18,679
115	Kirkland’s, Inc.(b)	1,346
399	La-Z-Boy, Inc.	10,753
213	LCI Industries	26,369
112	Movado Group, Inc.	3,102
260	Nautilus, Inc.(b)	3,380
297	Nutrisystem, Inc.	14,835
237	PetMed Express, Inc.	8,380
289	Ruth’s Hospitality Group, Inc.	6,098
98	Shoe Carnival, Inc.	1,839
558	Sleep Number Corp.(b)	18,135
480	Steven Madden Ltd.(b)	18,720
183	Sturm Ruger & Co., Inc.	9,068
181	Superior Industries International, Inc.	2,815
267	Tile Shop Holdings, Inc.	2,283

		278,752

	Consumer Staples—5.2%
160	Bob Evans Farms, Inc.	12,351
114	Calavo Growers, Inc.	8,402
131	Inter Parfums, Inc.	6,065
114	J & J Snack Foods Corp.	15,181
78	John B. Sanfilippo & Son, Inc.	4,590
107	Medifast, Inc.	6,677
132	WD-40 Co.	14,632

		67,898

	Energy—0.3%
48	REX American Resources Corp.(b)	4,233

	Financials—16.9%
154	AMERISAFE, Inc.	9,964
484	Columbia Banking System, Inc.	21,059
415	Community Bank System, Inc.	22,945
387	Evercore, Inc., Class A	30,999
713	First Commonwealth Financial Corp.	10,381
559	First Financial Bankshares, Inc.	25,518
237	Greenhill & Co., Inc.	4,337
260	Investment Technology Group, Inc.	6,102

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
221	National Bank Holdings Corp., Class A	$7,253
1,044	Northwest Bancshares, Inc.	17,612
379	OFG Bancorp	3,373
166	Opus Bank(b)	4,299
313	RLI Corp.	18,495
455	ServisFirst Bancshares, Inc.	18,660
146	United Insurance Holdings Corp.	2,298
698	Waddell & Reed Financial, Inc., Class A	13,046
45	World Acceptance Corp.(b)	3,938

		220,279

	Health Care—9.1%
261	Cambrex Corp.(b)	11,288
138	Chemed Corp.	30,833
91	CorVel Corp.(b)	5,460
307	HealthEquity, Inc.(b)	15,418
52	Heska Corp.(b)	5,070
129	ICU Medical, Inc.(b)	24,652
498	Momenta Pharmaceuticals, Inc.(b)	7,022
155	Providence Service Corp. (The)(b)	8,618
304	Varex Imaging Corp.(b)	10,448

		118,809

	Industrials—26.6%
373	AAON, Inc.	13,055
77	Alamo Group, Inc.	8,123
337	Applied Industrial Technologies, Inc.	21,450
149	Astec Industries, Inc.	7,741
421	Brady Corp., Class A	16,019
250	Chart Industries, Inc.(b)	10,875
310	Comfort Systems USA, Inc.	13,733
87	Forrester Research, Inc.	3,802
244	Forward Air Corp.	14,015
294	Franklin Electric Co., Inc.	13,377
426	Hawaiian Holdings, Inc.(b)	14,271
606	Healthcare Services Group, Inc.	32,051
380	Heartland Express, Inc.	8,105
144	Insperity, Inc.	13,666
167	Insteel Industries, Inc.	4,267
524	Interface, Inc.	11,947
276	Marten Transport Ltd.	5,423
38	National Presto Industries, Inc.	4,442
74	Powell Industries, Inc.	2,145
307	Raven Industries, Inc.	10,331
218	Resources Connection, Inc.	3,433
304	Simpson Manufacturing Co., Inc.	16,945
96	Standex International Corp.	9,941
315	Trex Co., Inc.(b)	34,477
121	UniFirst Corp.	19,058
534	Wabash National Corp.	12,015
361	WageWorks, Inc.(b)	23,014

		347,721

	Information Technology—15.5%
343	ADTRAN, Inc.	7,237
391	Advanced Energy Industries, Inc.(b)	33,126
141	Applied Optoelectronics, Inc.(b)	5,745

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

109

PowerShares S&P SmallCap Quality Portfolio (XSHQ) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
240	Badger Meter, Inc.	$10,512
93	Bel Fuse, Inc., Class B	3,009
418	Benchmark Electronics, Inc.(b)	12,937
610	Brooks Automation, Inc.	20,978
175	Ebix, Inc.	11,891
591	Kulicke & Soffa Industries, Inc. (Singapore)(b)	13,386
317	Methode Electronics, Inc.	14,867
89	MicroStrategy, Inc., Class A(b)	11,771
234	NETGEAR, Inc.(b)	10,916
931	NIC, Inc.	15,827
247	Rudolph Technologies, Inc.(b)	6,854
2,065	Viavi Solutions, Inc.(b)	19,163
185	XO Group, Inc.(b)	3,693

		201,912

	Materials—3.3%
251	FutureFuel Corp.	3,810
96	Haynes International, Inc.	3,425
151	Innophos Holdings, Inc.	7,389
134	Neenah Paper, Inc.	11,631
107	Quaker Chemical Corp.	16,619

		42,874

	Real Estate—1.5%
151	PS Business Parks, Inc. REIT	19,982

	Telecommunication Services—0.2%
166	Spok Holdings, Inc.	2,814

	Total Investments in Securities (Cost $1,264,054)—100.0%	1,305,274
	Other assets less liabilities—0.0%	130

	Net Assets—100.0%	$1,305,404

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

110

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111

Statements of Assets and Liabilities

October 31, 2017

	PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB)	PowerShares Russell 1000 Enhanced Equal Weight Portfolio (USEQ)	PowerShares Russell 1000 Equal Weight Portfolio (EQAL)	PowerShares Russell 1000 Low Beta Equal Weight Portfolio (USLB)
Assets:
Unaffiliated investments in securities, at value(a)	$133,727,146	$67,182,644	$315,195,328	$153,449,430
Affiliated investments in securities, at value	567,239	106,583	5,143,270	7,609
Foreign currencies, at value	314	—	—	—
Receivables:
Dividends	319,242	36,877	179,111	103,363
Foreign tax reclaims	178,744	—	—	460
Securities lending	1,876	—	6,493	—
Investments sold	4	—	—	—
Shares sold	—	—	—	—

Total Assets	134,794,565	67,326,104	320,524,202	153,560,862

Liabilities:
Due to custodian	72,059	10,128	11	—
Payables:
Collateral upon return of securities loaned	567,239	—	4,976,080	—
Investments purchased	7	—	—	—
Shares repurchased	—	—	—	—
Accrued unitary management fees	50,719	15,197	53,318	46,232
Accrued expenses	49	—	—	—

Total Liabilities	690,073	25,325	5,029,409	46,232

Net Assets	$134,104,492	$67,300,779	$315,494,793	$153,514,630

Net Assets Consist of:
Shares of beneficial interest	$123,735,263	$64,674,553	$306,425,754	$149,922,056
Undistributed net investment income	518,267	111,213	557,813	437,573
Undistributed net realized gain (loss)	(3,389,100)	(9,599)	(10,547,142)	(9,061,107)
Net unrealized appreciation (depreciation)	13,240,062	2,524,612	19,058,368	12,216,108

Net Assets	$134,104,492	$67,300,779	$315,494,793	$153,514,630

Shares outstanding (unlimited amount authorized, $0.01 par value)	4,550,001	2,550,001	10,550,001	5,150,001
Net asset value	$29.47	$26.39	$29.90	$29.81

Market price	$29.44	$26.43	$29.91	$29.81

Unaffiliated investments in securities, at cost	$120,489,128	$64,658,273	$296,152,963	$141,233,322

Affiliated investments in securities, at cost	$567,239	$106,342	$5,127,267	$7,609

Foreign currencies, at cost	$427	$—	$—	$—

(a) Includes securities on loan with an aggregate value of:	$534,699	$—	$4,802,903	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

112

PowerShares S&P 500 Enhanced Value Portfolio (SPVU)	PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV)	PowerShares S&P 500® High Beta Portfolio (SPHB)	PowerShares S&P 500® High Dividend Low Volatility Portfolio (SPHD)	PowerShares S&P 500® Low Volatility Portfolio (SPLV)	PowerShares S&P 500 Minimum Variance Portfolio (SPMV)	PowerShares S&P 500 Momentum Portfolio (SPMO)

$51,260,499	$131,136,207	$354,852,478	$2,926,374,041	$7,139,670,600	$2,629,243	$1,663,500
—	—	4,097,555	46,298,517	—	—	—
—	—	—	—	—	—	—

47,642	114,953	209,058	5,535,404	5,699,986	3,528	706
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	24,051,939	—	16,274,691	—	—
—	—	—	—	9,312,506	—	—

51,308,141	131,251,160	383,211,030	2,978,207,962	7,170,957,783	2,632,771	1,664,206

21,990	70,663	1,094	3,843,574	3,487,870	3,150	961

—	—	—	—	—	—	—
—	—	24,071,870	—	9,309,316	—	—
—	—	—	—	16,277,441	—	—
11,336	27,238	66,005	763,599	1,519,569	288	343
—	—	—	—	—	—	—

33,326	97,901	24,138,969	4,607,173	30,594,196	3,438	1,304

$51,274,815	$131,153,259	$359,072,061	$2,973,600,789	$7,140,363,587	$2,629,333	$1,662,902

$48,687,837	$123,830,310	$399,253,732	$2,974,145,260	$6,834,002,310	$2,491,823	$1,499,144
94,799	25,677	310,650	—	—	7,586	2,917
(209,167)	(6,853,207)	(43,062,761)	(75,023,719)	(378,664,521)	(817)	(38,397)
2,701,346	14,150,479	2,570,440	74,479,248	685,025,798	130,741	199,238

$51,274,815	$131,153,259	$359,072,061	$2,973,600,789	$7,140,363,587	$2,629,333	$1,662,902

1,550,001	4,050,001	8,950,000	72,100,000	153,350,000	100,001	50,001
$33.08	$32.38	$40.12	$41.24	$46.56	$26.29	$33.26

$33.10	$32.38	$40.12	$41.25	$46.57	$26.30	$33.23

$48,559,153	$116,985,728	$352,372,648	$2,853,173,756	$6,454,644,802	$2,498,502	$1,464,262

$—	$—	$4,006,945	$45,019,554	$—	$—	$—

$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$—	$—

113

Statements of Assets and Liabilities (continued)

October 31, 2017

	PowerShares S&P 500 Value with Momentum Portfolio (SPVM)	PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)	PowerShares S&P Emerging Markets Momentum Portfolio (EEMO)	PowerShares S&P International Developed High Dividend Low Volatility Portfolio (IDHD)
Assets:
Unaffiliated investments in securities, at value(a)	$2,725,683	$277,704,801	$380,525,284	$4,250,256
Affiliated investments in securities, at value	1,827	193,050	10,936,193	—
Foreign currencies, at value	—	—	479,713	—
Cash segregated as collateral	—	—	382,783	—
Receivables:
Dividends	2,159	249,912	281,459	8,845
Foreign tax reclaims	—	15,579	204	2,268
Securities lending	—	195	—	—
Investments sold	—	—	210	—
Shares sold	—	1,699	347,256	—

Total Assets	2,729,669	278,165,236	392,953,102	4,261,369

Liabilities:
Due to custodian	—	35,250	1,768	2,150
Due to foreign custodian	—	12,247	—	73
Payables:
Collateral upon return of securities loaned	—	193,050	—	—
Investments purchased	3,405	—	1,494,645	—
Collateral upon receipt of securities in-kind	—	—	382,783	—
Accrued unitary management fees	689	92,753	87,791	1,086
Accrued expenses	—	—	—	—

Total Liabilities	4,094	333,300	1,966,987	3,309

Net Assets	$2,725,575	$277,831,936	$390,986,115	$4,258,060

Net Assets Consist of:
Shares of beneficial interest	$2,538,324	$305,916,142	$326,519,685	$4,276,623
Undistributed net investment income	6,250	505,403	419,741	12,658
Undistributed net realized gain (loss)	(17,285)	(43,996,812)	15,213,504	(56,773)
Net unrealized appreciation (depreciation)	198,286	15,407,203	48,833,185	25,552

Net Assets	$2,725,575	$277,831,936	$390,986,115	$4,258,060

Shares outstanding (unlimited amount authorized, $0.01 par value)	100,001	11,300,000	18,750,000	150,001
Net asset value	$27.26	$24.59	$20.85	$28.39

Market price	$27.28	$24.63	$20.96	$28.60

Unaffiliated investments in securities, at cost	$2,527,397	$262,295,476	$332,522,738	$4,224,678

Affiliated investments in securities, at cost	$1,827	$193,050	$10,101,736	$—

Foreign currencies, at cost	$—	$(12,602)	$480,928	$(73)

(a) Includes securities on loan with an aggregate value of:	$—	$188,136	$—	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

114

PowerShares S&P International Developed Low Volatility Portfolio (IDLV)	PowerShares S&P International Developed Momentum Portfolio (IDMO)	PowerShares S&P MidCap Low Volatility Portfolio (XMLV)	PowerShares S&P SmallCap High Dividend Low Volatility Portfolio (XSHD)	PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)	PowerShares S&P SmallCap Quality Portfolio (XSHQ)

$567,553,677	$2,793,492	$1,194,937,383	$7,535,170	$1,078,757,358	$1,305,274
9,528,195	—	—	—	8,188,478	—
122,662	—	—	—	—	—
—	—	—	—	—	—

1,368,539	7,259	661,469	24,384	486,337	513
615,163	12,496	—	—	—	—
27,711	—	—	—	2,782	—
205	—	—	—	—	—
—	—	6,727,794	—	2,297,684	—

579,216,152	2,813,247	1,202,326,646	7,559,554	1,089,732,639	1,305,787

418,815	16,680	134,173	19,952	109	61
—	—	—	—	—	—

9,528,195	—	—	—	7,739,714	—
22	—	6,726,921	—	2,296,007	—
—	—	—	—	—	—
141,095	698	247,245	2,018	224,554	322
4,438	159	—	—	—	—

10,092,565	17,537	7,108,339	21,970	10,260,384	383

$569,123,587	$2,795,710	$1,195,218,307	$7,537,584	$1,079,472,255	$1,305,404

$567,665,187	$3,987,181	$1,104,024,387	$7,974,484	$975,102,345	$1,289,604
1,332,626	12,010	3,085,191	—	3,344,973	1,857
(30,824,604)	(1,422,067)	(28,172,910)	(287,713)	(31,040,748)	(27,277)
30,950,378	218,586	116,281,639	(149,187)	132,065,685	41,220

$569,123,587	$2,795,710	$1,195,218,307	$7,537,584	$1,079,472,255	$1,305,404

17,100,000	100,000	26,550,000	300,001	23,250,000	50,001
$33.28	$27.96	$45.02	$25.13	$46.43	$26.11

$33.29	$27.80	$45.02	$25.15	$46.47	$26.14

$536,584,135	$2,575,236	$1,078,655,744	$7,684,357	$946,691,673	$1,264,054

$9,528,195	$—	$—	$—	$8,188,478	$—

$122,518	$—	$—	$—	$—	$—

$9,035,158	$—	$—	$—	$7,664,349	$—

115

Statements of Operations

For the year ended October 31, 2017

	PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB)	PowerShares Russell 1000 Enhanced Equal Weight Portfolio (USEQ)(a)	PowerShares Russell 1000 Equal Weight Portfolio (EQAL)	PowerShares Russell 1000 Low Beta Equal Weight Portfolio (USLB)
Investment Income:
Unaffiliated dividend income	$4,160,999	$256,872	$4,118,890	$3,083,872
Affiliated dividend income	600	695	4,651	592
Non-cash dividend income	400,966	—	5,901	—
Securities lending income	25,767	—	86,902	—
Foreign withholding tax	(414,028)	(54)	(12,305)	(1,925)

Total Income	4,174,304	257,513	4,204,039	3,082,539

Expenses:
Unitary management fees	663,380	45,478	501,811	552,808
Professional fees	49	—	—	—

Total Expenses	663,429	45,478	501,811	552,808

Less: Waivers	(181)	(13)	(270)	(202)

Net Expenses	663,248	45,465	501,541	552,606

Net Investment Income	3,511,056	212,048	3,702,498	2,529,933

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Unaffiliated investment securities	(1,221,787)	(9,599)	(4,819,011)	(1,489,929)
Affiliated investment securities	—	—	(2,740)	—
Unaffiliated in-kind redemptions	13,481,915	—	14,916,487	15,074,346
Affiliated in-kind redemptions	—	—	5,567	—
Foreign currencies	(21,452)	—	—	—

Net realized gain (loss)	12,238,676	(9,599)	10,100,303	13,584,417

Change in net unrealized appreciation on:
Unaffiliated investment securities	12,859,162	2,524,371	24,232,508	7,973,509
Affiliated investment securities	—	241	24,477	—
Foreign currencies	12,025	—	—	—

Net change in unrealized appreciation	12,871,187	2,524,612	24,256,985	7,973,509

Net realized and unrealized gain	25,109,863	2,515,013	34,357,288	21,557,926

Net increase in net assets resulting from operations	$28,620,919	$2,727,061	$38,059,786	$24,087,859

(a)	For the period July 11, 2017 (commencement of investment operations) through October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

116

PowerShares S&P 500 Enhanced Value Portfolio (SPVU)	PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV)	PowerShares S&P 500® High Beta Portfolio (SPHB)	PowerShares S&P 500® High Dividend Low Volatility Portfolio (SPHD)	PowerShares S&P 500® Low Volatility Portfolio (SPLV)	PowerShares S&P 500 Minimum Variance Portfolio (SPMV)(a)	PowerShares S&P 500 Momentum Portfolio (SPMO)

$501,436	$3,018,729	$6,000,163	$100,436,392	$161,871,518	$16,368	$27,173
106	241	186,158	400,870	11,291	—	3
—	—	—	6,251,155	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

501,542	3,018,970	6,186,321	107,088,417	161,882,809	16,368	27,176

61,011	377,706	1,084,368	8,891,306	16,631,387	1,014	3,644
—	—	—	—	—	—	—

61,011	377,706	1,084,368	8,891,306	16,631,387	1,014	3,644

(24)	(80)	(629)	(2,006)	(2,748)	—	(1)

60,987	377,626	1,083,739	8,889,300	16,628,639	1,014	3,643

440,555	2,641,344	5,102,582	98,199,117	145,254,170	15,354	23,533

(184,186)	(3,384,150)	(25,644,835)	(65,137,188)	(142,583,651)	(817)	(28,024)
—	—	(214,923)	(198)	—	—	—
796,442	23,433,952	107,360,158	249,819,487	586,674,256	—	232,447
—	—	391,559	(112,705)	—	—	—
—	—	—	—	—	—	—

612,256	20,049,802	81,891,959	184,569,396	444,090,605	(817)	204,423

2,679,062	10,253,938	11,368,611	72,250,941	468,264,797	130,741	145,527
—	—	790,392	1,278,963	—	—	—
—	—	—	—	—	—	—

2,679,062	10,253,938	12,159,003	73,529,904	468,264,797	130,741	145,527

3,291,318	30,303,740	94,050,962	258,099,300	912,355,402	129,924	349,950

$3,731,873	$32,945,084	$99,153,544	$356,298,417	$1,057,609,572	$145,278	$373,483

117

Statements of Operations (continued)

For the year ended October 31, 2017

	PowerShares S&P 500 Value with Momentum Portfolio (SPVM)(a)	PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)	PowerShares S&P Emerging Markets Momentum Portfolio (EEMO)	PowerShares S&P International Developed High Dividend Low Volatility Portfolio (IDHD)(b)
Investment Income:
Unaffiliated dividend income	$28,842	$8,926,947	$4,439,730	$144,162
Affiliated dividend income	6	1,260	65,669	64
Non-cash dividend income	—	—	100,741	943
Securities lending income	—	641	—	—
Foreign withholding tax	—	(1,160,488)	(593,821)	(11,714)

Total Income	28,848	7,768,360	4,012,319	133,455

Expenses:
Unitary management fees	4,447	1,153,486	743,822	9,302
Professional fees	—	—	—	—

Total Expenses	4,447	1,153,486	743,822	9,302

Less: Waivers	(1)	(410,442)	(297,822)	(18)

Net Expenses	4,446	743,044	446,000	9,284

Net Investment Income	24,402	7,025,316	3,566,319	124,171

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Unaffiliated investment securities	(17,714)	5,669,714	17,086,437	(58,690)
Affiliated investment securities	—	—	118	—
Unaffiliated in-kind redemptions	42,862	382,762	—	427,435
Foreign currencies	—	(318,138)	(508,806)	(1,044)

Net realized gain	25,148	5,734,338	16,577,749	367,701

Change in net unrealized appreciation (depreciation) on:
Unaffiliated investment securities	198,286	18,124,171	47,941,273	25,578
Affiliated investment securities	—	—	831,577	—
Foreign currencies	—	4,301	(3,870)	(26)

Net change in unrealized appreciation (depreciation)	198,286	18,128,472	48,768,980	25,552

Net realized and unrealized gain (loss)	223,434	23,862,810	65,346,729	393,253

Net increase in net assets resulting from operations	$247,836	$30,888,126	$68,913,048	$517,424

(a)	For the period April 3, 2017 (commencement of investment operations) through October 31, 2017.
(b)	For the period November 29, 2016 (commencement of investment operations) through October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

118

PowerShares S&P International Developed Low Volatility Portfolio (IDLV)	PowerShares S&P International Developed Momentum Portfolio (IDMO)	PowerShares S&P MidCap Low Volatility Portfolio (XMLV)	PowerShares S&P SmallCap High Dividend Low Volatility Portfolio (XSHD)(b)	PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)	PowerShares S&P SmallCap Quality Portfolio (XSHQ)(a)

$18,657,037	$87,378	$18,191,810	$260,709	$21,895,892	$14,522
5,730	28	2,849	42	3,679	5
330,029	4,183	—	—	850,985	—
200,218	—	—	—	51,958	—
(1,876,539)	(7,651)	—	—	—	(7)

17,316,475	83,938	18,194,659	260,751	22,802,514	14,520

1,761,747	9,402	2,408,293	20,169	2,277,156	3,003
4,438	159	—	—	—	—

1,766,185	9,561	2,408,293	20,169	2,277,156	3,003

(504,812)	(2,693)	(900)	(13)	(1,144)	(1)

1,261,373	6,868	2,407,393	20,156	2,276,012	3,002

16,055,102	77,070	15,787,266	240,595	20,526,502	11,518

(2,834,354)	190,009	(26,111,311)	(321,341)	(26,743,366)	(46,077)
—	—	—	—	—	—
35,421,451	(48,779)	77,788,846	428,538	93,767,888	113,826
(275,731)	(1,399)	—	—	—	—

32,311,366	139,831	51,677,535	107,197	67,024,522	67,749

33,944,992	274,784	92,875,997	(149,187)	95,413,872	41,220
—	—	—	—	—	—
3,673	697	—	—	—	—

33,948,665	275,481	92,875,997	(149,187)	95,413,872	41,220

66,260,031	415,312	144,553,532	(41,990)	162,438,394	108,969

$82,315,133	$492,382	$160,340,798	$198,605	$182,964,896	$120,487

119

Statements of Changes in Net Assets

For the years ended October 31, 2017 and 2016

	PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB)		PowerShares Russell 1000 Enhanced Equal Weight Portfolio (USEQ)
	2017	2016(a)	2017(b)
Operations:
Net investment income	$3,511,056	$2,697,028	$212,048
Net realized gain (loss)	12,238,676	381,025	(9,599)
Net change in unrealized appreciation (depreciation)	12,871,187	368,875	2,524,612

Net increase in net assets resulting from operations	28,620,919	3,446,928	2,727,061

Distributions to Shareholders from:
Net investment income	(3,917,258)	(2,208,386)	(100,835)

Shareholder Transactions:
Proceeds from shares sold	43,501,641	160,658,954	64,674,553
Value of shares repurchased	(80,897,651)	(15,100,655)	—

Net increase (decrease) in net assets resulting from shares transactions	(37,396,010)	145,558,299	64,674,553

Increase (Decrease) in Net Assets	(12,692,349)	146,796,841	67,300,779

Net Assets:
Beginning of year	146,796,841	—	—

End of year	$134,104,492	$146,796,841	$67,300,779

Undistributed net investment income at end of year	$518,267	$557,868	$111,213

Changes in Shares Outstanding:
Shares sold	1,600,000	6,450,001	2,550,001
Shares repurchased	(2,900,000)	(600,000)	—
Shares outstanding, beginning of year	5,850,001	—	—

Shares outstanding, end of year	4,550,001	5,850,001	2,550,001

(a)	For the period November 4, 2015 (commencement of investment operations) through October 31, 2016.
(b)	For the period July 11, 2017 (commencement of investment operations) through October 31, 2017.
(c)	For the period November 2, 2015 (commencement of investment operations) through October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

120

PowerShares Russell 1000 Equal Weight Portfolio (EQAL)		PowerShares Russell 1000 Low Beta Equal Weight Portfolio (USLB)		PowerShares S&P 500 Enhanced Value Portfolio (SPVU)		PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV)
2017	2016	2017	2016(c)	2017	2016	2017	2016

$3,702,498	$1,613,776	$2,529,933	$1,967,030	$440,555	$51,946	$2,641,344	$2,177,683
10,100,303	(2,034,858)	13,584,417	(2,936,395)	612,256	1,064	20,049,802	2,243,144
24,256,985	4,409,245	7,973,509	4,242,599	2,679,062	(50,556)	10,253,938	2,922,337

38,059,786	3,988,163	24,087,859	3,273,234	3,731,873	2,454	32,945,084	7,343,164

(3,397,369)	(1,669,387)	(2,395,027)	(1,664,363)	(348,743)	(50,033)	(2,593,776)	(2,230,409)

242,896,219	98,849,289	82,940,794	186,748,265	59,262,427	2,493,761	131,851,703	107,507,979
(77,547,535)	(134,768,145)	(89,822,766)	(49,653,366)	(12,692,825)	(3,702,145)	(195,472,407)	(55,983,273)

165,348,684	(35,918,856)	(6,881,972)	137,094,899	46,569,602	(1,208,384)	(63,620,704)	51,524,706

200,011,101	(33,600,080)	14,810,860	138,703,770	49,952,732	(1,255,963)	(33,269,396)	56,637,461

115,483,692	149,083,772	138,703,770	—	1,322,083	2,578,046	164,422,655	107,785,194

$315,494,793	$115,483,692	$153,514,630	$138,703,770	$51,274,815	$1,322,083	$131,153,259	$164,422,655

$557,813	$251,668	$437,573	$302,667	$94,799	$2,987	$25,677	$—

8,700,000	3,900,000	2,950,000	7,300,001	1,900,000	100,000	4,550,000	4,000,000
(2,700,000)	(5,450,000)	(3,150,000)	(1,950,000)	(400,000)	(150,000)	(6,650,000)	(2,100,000)
4,550,001	6,100,001	5,350,001	—	50,001	100,001	6,150,001	4,250,001

10,550,001	4,550,001	5,150,001	5,350,001	1,550,001	50,001	4,050,001	6,150,001

121

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2017 and 2016

	PowerShares S&P 500® High Beta Portfolio (SPHB)		PowerShares S&P 500® High Dividend Low Volatility Portfolio (SPHD)
	2017	2016	2017	2016
Operations:
Net investment income	$5,102,582	$1,488,279	$98,199,117	$53,631,247
Net realized gain (loss)	81,891,959	(9,684,548)	184,569,396	110,094,381
Net change in unrealized appreciation (depreciation)	12,159,003	3,338,974	73,529,904	5,606,532

Net increase (decrease) in net assets resulting from operations	99,153,544	(4,857,295)	356,298,417	169,332,160

Distributions to Shareholders from:
Net investment income	(5,358,690)	(1,082,016)	(107,583,441)	(55,786,559)

Shareholder Transactions:
Proceeds from shares sold	1,052,063,298	558,099,509	2,107,138,978	2,961,903,602
Value of shares repurchased	(1,275,990,516)	(142,980,317)	(2,005,683,823)	(990,198,392)
Transaction fees	—	—	—	—

Net increase (decrease) in net assets resulting from shares transactions	(223,927,218)	415,119,192	101,455,155	1,971,705,210

Increase (Decrease) in Net Assets	(130,132,364)	409,179,881	350,170,131	2,085,250,811

Net Assets:
Beginning of year	489,204,425	80,024,544	2,623,430,658	538,179,847

End of year	$359,072,061	$489,204,425	$2,973,600,789	$2,623,430,658

Undistributed net investment income at end of year	$310,650	$566,758	$—	$—

Changes in Shares Outstanding:
Shares sold	28,250,000	17,450,000	52,700,000	79,800,000
Shares repurchased	(34,450,000)	(4,850,000)	(50,200,000)	(26,400,000)
Shares outstanding, beginning of year	15,150,000	2,550,000	69,600,000	16,200,000

Shares outstanding, end of year	8,950,000	15,150,000	72,100,000	69,600,000

(a)	For the period July 11, 2017 (commencement of investment operations) through October 31, 2017.
(b)	For the period April 3, 2017 (commencement of investment operations) through October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

122

PowerShares S&P 500® Low Volatility Portfolio (SPLV)		PowerShares S&P 500 Minimum Variance Portfolio (SPMV)	PowerShares S&P 500 Momentum Portfolio (SPMO)		PowerShares S&P 500 Value with Momentum Portfolio (SPVM)	PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)
2017	2016	2017(a)	2017	2016	2017(b)	2017	2016

$145,254,170	$132,530,954	$15,354	$23,533	$34,054	$24,402	$7,025,316	$4,905,165
444,090,605	402,101,928	(817)	204,423	106,798	25,148	5,734,338	(20,256,751)
468,264,797	(63,587,546)	130,741	145,527	(87,049)	198,286	18,128,472	17,686,611

1,057,609,572	471,045,336	145,278	373,483	53,803	247,836	30,888,126	2,335,025

(145,029,675)	(136,098,330)	(7,768)	(24,884)	(30,887)	(18,152)	(6,749,056)	(4,568,384)

4,465,475,987	5,898,583,249	2,491,823	2,991,006	1,268,358	3,780,281	14,830,763	127,771,866
(4,688,707,093)	(4,833,748,058)	—	(3,004,960)	(2,569,412)	(1,284,390)	(30,679,345)	(32,435,110)
—	—	—	—	—	—	63,879	129,925

(223,231,106)	1,064,835,191	2,491,823	(13,954)	(1,301,054)	2,495,891	(15,784,703)	95,466,681

689,348,791	1,399,782,197	2,629,333	334,645	(1,278,138)	2,725,575	8,354,367	93,233,322

6,451,014,796	5,051,232,599	—	1,328,257	2,606,395	—	269,477,569	176,244,247

$7,140,363,587	$6,451,014,796	$2,629,333	$1,662,902	$1,328,257	$2,725,575	$277,831,936	$269,477,569

$—	$—	$7,586	$2,917	$4,268	$6,250	$505,403	$426,731

102,100,000	148,200,000	100,001	100,000	50,000	150,001	600,000	5,750,000
(108,150,000)	(120,550,000)	—	(100,000)	(100,000)	(50,000)	(1,400,000)	(1,550,000)
159,400,000	131,750,000	—	50,001	100,001	—	12,100,000	7,900,000

153,350,000	159,400,000	100,001	50,001	50,001	100,001	11,300,000	12,100,000

123

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2017 and 2016

	PowerShares S&P Emerging Markets Momentum Portfolio (EEMO)		PowerShares S&P International Developed High Dividend Low Volatility Portfolio (IDHD)
	2017	2016	2017(a)
Operations:
Net investment income	$3,566,319	$21,646	$124,171
Net realized gain (loss)	16,577,749	(494,843)	367,701
Net change in unrealized appreciation (depreciation)	48,768,980	472,455	25,552

Net increase (decrease) in net assets resulting from operations	68,913,048	(742)	517,424

Distributions to Shareholders from:
Net investment income	(2,740,197)	(32,105)	(111,591)

Shareholder Transactions:
Proceeds from shares sold	321,008,235	—	10,918,862
Value of shares repurchased	—	—	(7,066,635)
Transaction fees	2,217,934	—	—

Net increase (decrease) in net assets resulting from shares transactions	323,226,169	—	3,852,227

Increase (Decrease) in Net Assets	389,399,020	(32,847)	4,258,060

Net Assets:
Beginning of year	1,587,095	1,619,942	—

End of year	$390,986,115	$1,587,095	$4,258,060

Undistributed net investment income at end of year	$419,741	$15,012	$12,658

Changes in Shares Outstanding:
Shares sold	18,650,000	—	400,001
Shares repurchased	—	—	(250,000)
Shares outstanding, beginning of year	100,000	100,000	—

Shares outstanding, end of year	18,750,000	100,000	150,001

(a)	For the period November 29, 2016 (commencement of investment operations) through October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

124

PowerShares S&P International Developed Low Volatility Portfolio (IDLV)		PowerShares S&P International Developed Momentum Portfolio (IDMO)		PowerShares S&P MidCap Low Volatility Portfolio (XMLV)		PowerShares S&P SmallCap High Dividend Low Volatility Portfolio (XSHD)
2017	2016	2017	2016	2017	2016	2017(a)

$16,055,102	$9,269,766	$77,070	$76,225	$15,787,266	$7,286,438	$240,595
32,311,366	(19,558,809)	139,831	(956,758)	51,677,535	15,871,240	107,197
33,948,665	9,623,863	275,481	612,364	92,875,997	17,799,553	(149,187)

82,315,133	(665,180)	492,382	(268,169)	160,340,798	40,957,231	198,605

(17,508,487)	(9,700,064)	(87,699)	(73,374)	(14,587,225)	(5,648,124)	(276,845)

427,582,104	207,958,509	—	—	865,051,116	690,631,478	13,849,536
(307,401,677)	(126,884,811)	(1,144,402)	—	(497,680,763)	(150,411,608)	(6,233,712)
—	—	—	—	—	—	—

120,180,427	81,073,698	(1,144,402)	—	367,370,353	540,219,870	7,615,824

184,987,073	70,708,454	(739,719)	(341,543)	513,123,926	575,528,977	7,537,584

384,136,514	313,428,060	3,535,429	3,876,972	682,094,381	106,565,404	—

$569,123,587	$384,136,514	$2,795,710	$3,535,429	$1,195,218,307	$682,094,381	$7,537,584

$1,332,626	$1,270,356	$12,010	$18,540	$3,085,191	$1,885,150	$—

13,400,000	7,000,000	—	—	20,500,000	18,800,000	550,001
(9,400,000)	(4,350,000)	(50,000)	—	(11,800,000)	(4,050,000)	(250,000)
13,100,000	10,450,000	150,000	150,000	17,850,000	3,100,000	—

17,100,000	13,100,000	100,000	150,000	26,550,000	17,850,000	300,001

125

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2017 and 2016

	PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)		PowerShares S&P SmallCap Quality Portfolio (XSHQ)
	2017	2016	2017(a)
Operations:
Net investment income	$20,526,502	$7,677,710	$11,518
Net realized gain	67,024,522	11,880,566	67,749
Net change in unrealized appreciation	95,413,872	30,269,530	41,220

Net increase in net assets resulting from operations	182,964,896	49,827,806	120,487

Distributions to Shareholders from:
Net investment income	(18,420,981)	(6,839,137)	(9,661)

Shareholder Transactions:
Proceeds from shares sold	716,336,132	604,177,339	3,727,343
Value of shares repurchased	(453,228,874)	(122,270,444)	(2,532,765)

Net increase in net assets resulting from shares transactions	263,107,258	481,906,895	1,194,578

Increase in Net Assets	427,651,173	524,895,564	1,305,404

Net Assets:
Beginning of year	651,821,082	126,925,518	—

End of year	$1,079,472,255	$651,821,082	$1,305,404

Undistributed net investment income at end of year	$3,344,973	$1,239,452	$1,857

Changes in Shares Outstanding:
Shares sold	16,700,000	16,850,000	150,001
Shares repurchased	(10,650,000)	(3,350,000)	(100,000)
Shares outstanding, beginning of year	17,200,000	3,700,000	—

Shares outstanding, end of year	23,250,000	17,200,000	50,001

(a)	For the period April 3, 2017 (commencement of investment operations) through October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

126

Financial Highlights

PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB)

	Year Ended October 31, 2017	For the Period November 4, 2015(a) Through October 31, 2016

Per Share Operating Performance:
Net asset value at beginning of period	$25.09	$24.92
Net investment income(b)	0.64	0.54
Net realized and unrealized gain on investments	4.45	0.03
Total from investment operations	5.09	0.57
Distributions to shareholders from:
Net investment income	(0.71)	(0.40)
Net asset value at end of period	$29.47	$25.09
Market price at end of period(c)	$29.44	$25.20
Net Asset Value Total Return(d)	20.63%	2.33	%(e)
Market Price Total Return(d)	19.98%	2.77	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$134,104	$146,797
Ratio to average net assets of:
Expenses	0.45%	0.45	%(f)
Net investment income	2.38%	2.22	%(f)
Portfolio turnover rate(g)	39%	59%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (November 5, 2015, the first day of trading on the exchange) to October 31, 2016 was 2.17%. The market price total return from Fund Inception to October 31, 2016 was 2.16%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Russell 1000 Enhanced Equal Weight Portfolio (USEQ)

	For the Period July 11, 2017(a) Through October 31, 2017

Per Share Operating Performance:
Net asset value at beginning of period	$24.98
Net investment income(b)	0.11
Net realized and unrealized gain on investments	1.35
Total from investment operations	1.46
Distributions to shareholders from:
Net investment income	(0.05)
Net asset value at end of period	$26.39
Market price at end of period(c)	$26.43
Net Asset Value Total Return(d)	5.84	%(e)
Market Price Total Return(d)	6.00	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$67,301
Ratio to average net assets of:
Expenses	0.29	%(f)
Net investment income	1.35	%(f)
Portfolio turnover rate(g)	2%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (July 13, 2017, the first day of trading on the exchange) to October 31, 2017 was 4.96%. The market price total return from Fund Inception to October 31, 2017 was 5.08%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

127

Financial Highlights (continued)

PowerShares Russell 1000 Equal Weight Portfolio (EQAL)

	Year Ended October 31,		For the Period December 22, 2014(a) Through October 31, 2015
	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$25.38	$24.44	$25.05
Net investment income(b)	0.42	0.41	0.32
Net realized and unrealized gain (loss) on investments	4.50	0.95	(0.71)
Total from investment operations	4.92	1.36	(0.39)
Distributions to shareholders from:
Net investment income	(0.40)	(0.42)	(0.22)
Net asset value at end of period	$29.90	$25.38	$24.44
Market price at end of period(c)	$29.91	$25.41	$24.48
Net Asset Value Total Return(d)	19.48%	5.67%	(1.58	)%(e)
Market Price Total Return(d)	19.38%	5.62%	(1.42	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$315,495	$115,484	$149,084
Ratio to average net assets of:
Expenses	0.20%	0.20%	0.20	%(f)
Net investment income	1.48%	1.70%	1.49	%(f)
Portfolio turnover rate(g)	29%	31%	24%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (December 23, 2014, the first day of trading on the exchange) to October 31, 2015 was (2.01)%. The market price total return from Fund Inception to October 31, 2015 was (1.93)%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Russell 1000 Low Beta Equal Weight Portfolio (USLB)

	Year Ended October 31, 2017	For the Period November 2, 2015(a) Through October 31, 2016

Per Share Operating Performance:
Net asset value at beginning of period	$25.93	$25.31
Net investment income(b)	0.45	0.42
Net realized and unrealized gain on investments	3.83	0.53
Total from investment operations	4.28	0.95
Distributions to shareholders from:
Net investment income	(0.40)	(0.33)
Net asset value at end of period	$29.81	$25.93
Market price at end of period(c)	$29.81	$25.95
Net Asset Value Total Return(d)	16.60%	3.78	%(e)
Market Price Total Return(d)	16.51%	3.86	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$153,515	$138,704
Ratio to average net assets of:
Expenses	0.35%	0.35	%(f)
Net investment income	1.60%	1.66	%(f)
Portfolio turnover rate(g)	40%	118%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (November 5, 2015, the first day of trading on the exchange) to October 31, 2016 was 4.19%. The market price total return from Fund Inception to October 31, 2016 was 4.15%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

128

Financial Highlights (continued)

PowerShares S&P 500 Enhanced Value Portfolio (SPVU)

	Year Ended October 31,		For the Period October 6, 2015(a) Through October 31, 2015
	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$26.44	$25.78	$25.04
Net investment income(b)	0.57	0.63	0.01
Net realized and unrealized gain on investments	6.44	0.38	0.73
Total from investment operations	7.01	1.01	0.74
Distributions to shareholders from:
Net investment income	(0.37)	(0.35)	—
Net asset value at end of period	$33.08	$26.44	$25.78
Market price at end of period(c)	$33.10	$26.45	$25.83
Net Asset Value Total Return(d)	26.58%	4.03%	2.96	%(e)
Market Price Total Return(d)	26.61%	3.86%	3.15	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$51,275	$1,322	$2,578
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25	%(f)
Net investment income	1.81%	2.53%	0.63	%(f)
Portfolio turnover rate(g)	36%	42%	0	%(h)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 1.38%. The market price total return from Fund Inception to October 31, 2015 was 1.45%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(h)	Amount represents less than 0.5%.

PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV)

	Year Ended October 31,		For the Period April 6, 2015(a) Through October 31, 2015
	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$26.74	$25.36	$25.14
Net investment income(b)	0.51	0.44	0.23
Net realized and unrealized gain on investments	5.62	1.39	0.18
Total from investment operations	6.13	1.83	0.41
Distributions to shareholders from:
Net investment income	(0.49)	(0.45)	(0.19)
Return of capital	—	—	(0.00	)(c)
Total distributions	(0.49)	(0.45)	(0.19)
Net asset value at end of period	$32.38	$26.74	$25.36
Market price at end of period(d)	$32.38	$26.75	$25.42
Net Asset Value Total Return(e)	23.11%	7.29%	1.62	%(f)
Market Price Total Return(e)	23.06%	7.08%	1.86	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$131,153	$164,423	$107,785
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25	%(g)
Net investment income	1.75%	1.65%	1.65	%(g)
Portfolio turnover rate(h)	61%	52%	32%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (April 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 1.62%. The market price total return from Fund Inception to October 31, 2015 was 1.78%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

129

Financial Highlights (continued)

PowerShares S&P 500® High Beta Portfolio (SPHB)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$32.29	$31.38	$34.04	$28.51	$20.42
Net investment income(a)	0.44	0.39	0.37	0.29	0.22
Net realized and unrealized gain (loss) on investments	8.01	0.84	(2.58)	5.54	8.08
Total from investment operations	8.45	1.23	(2.21)	5.83	8.30
Distributions to shareholders from:
Net investment income	(0.62)	(0.32)	(0.45)	(0.30)	(0.21)
Net asset value at end of year	$40.12	$32.29	$31.38	$34.04	$28.51
Market price at end of year(b)	$40.12	$32.32	$31.42	$34.05	$28.54
Net Asset Value Total Return(c)	26.32%	4.02%	(6.56)%	20.55%	40.88%
Market Price Total Return(c)	26.20%	3.98%	(6.47)%	20.47%	41.10%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$359,072	$489,204	$80,025	$233,167	$530,209
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income	1.18%	1.28%	1.09%	0.93%	0.89%
Portfolio turnover rate(d)	80%	55%	90%	78%	65%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P 500® High Dividend Low Volatility Portfolio (SPHD)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$37.69	$33.22	$32.14	$28.36	$25.03
Net investment income(a)	1.33	1.29	1.10	1.01	0.98
Net realized and unrealized gain on investments	3.68	4.51	1.13	3.86	3.41
Total from investment operations	5.01	5.80	2.23	4.87	4.39
Distributions to shareholders from:
Net investment income	(1.46)	(1.33)	(1.15)	(1.07)	(1.06)
Net realized gains	—	—	—	(0.02)	—
Total distributions	(1.46)	(1.33)	(1.15)	(1.09)	(1.06)
Net asset value at end of year	$41.24	$37.69	$33.22	$32.14	$28.36
Market price at end of year(b)	$41.25	$37.72	$33.27	$32.15	$28.39
Net Asset Value Total Return(c)	13.48%	17.75%	7.07%	17.59%	17.95%
Market Price Total Return(c)	13.42%	17.66%	7.20%	17.50%	18.03%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,973,601	$2,623,431	$538,180	$210,523	$138,965
Ratio to average net assets of:
Expenses	0.30%	0.30%	0.30%	0.30%	0.30%
Net investment income	3.31%	3.48%	3.38%	3.39%	3.59%
Portfolio turnover rate(d)	56%	50%	48%	53%	47%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

130

Financial Highlights (continued)

PowerShares S&P 500® Low Volatility Portfolio (SPLV)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$40.47	$38.34	$36.60	$32.56	$28.07
Net investment income(a)	0.95	0.81	0.85	0.83	0.88
Net realized and unrealized gain on investments	6.09	2.16	1.78	4.04	4.51
Total from investment operations	7.04	2.97	2.63	4.87	5.39
Distributions to shareholders from:
Net investment income	(0.95)	(0.84)	(0.89)	(0.83)	(0.90)
Net asset value at end of year	$46.56	$40.47	$38.34	$36.60	$32.56
Market price at end of year(b)	$46.57	$40.50	$38.40	$36.62	$32.59
Net Asset Value Total Return(c)	17.57%	7.80%	7.28%	15.18%	19.51%
Market Price Total Return(c)	17.51%	7.72%	7.39%	15.14%	19.58%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$7,140,364	$6,451,015	$5,051,233	$4,498,516	$3,975,657
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income	2.18%	2.02%	2.26%	2.44%	2.87%
Portfolio turnover rate(d)	49%	53%	65%	51%	50%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P 500 Minimum Variance Portfolio (SPMV)

	For the Period July 11, 2017(a) Through October 31, 2017

Per Share Operating Performance:
Net asset value at beginning of period	$24.92
Net investment income(b)	0.15
Net realized and unrealized gain on investments	1.30
Total from investment operations	1.45
Distributions to shareholders from:
Net investment income	(0.08)
Net asset value at end of period	$26.29
Market price at end of period(c)	$26.30
Net Asset Value Total Return(d)	5.81	%(e)
Market Price Total Return(d)	5.85	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,629
Ratio to average net assets of:
Expenses	0.13	%(f)
Net investment income	1.97	%(f)
Portfolio turnover rate(g)	14%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (July 13, 2017, the first day of trading on the exchange) to October 31, 2017 was 4.97%. The market price total return from Fund Inception to October 31, 2017 was 4.93%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

131

Financial Highlights (continued)

PowerShares S&P 500 Momentum Portfolio (SPMO)

	Year Ended October 31,		For the Period October 6, 2015(a) Through October 31, 2015
	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$26.56	$26.06	$24.65
Net investment income(b)	0.46	0.41	0.01
Net realized and unrealized gain on investments	6.72	0.44	1.40
Total from investment operations	7.18	0.85	1.41
Distributions to shareholders from:
Net investment income	(0.48)	(0.35)	—
Net asset value at end of period	$33.26	$26.56	$26.06
Market price at end of period(c)	$33.23	$26.58	$26.12
Net Asset Value Total Return(d)	27.35%	3.28%	5.72	%(e)
Market Price Total Return(d)	27.14%	3.12%	5.96	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,663	$1,328	$2,606
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25	%(f)
Net investment income	1.61%	1.60%	0.69	%(f)
Portfolio turnover rate(g)	140%	105%	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 3.62%. The market price total return from Fund Inception to October 31, 2015 was 3.77%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P 500 Value with Momentum Portfolio (SPVM)

	For the Period April 3, 2017(a) Through October 31, 2017
Per Share Operating Performance:
Net asset value at beginning of period	$24.93
Net investment income(b)	0.24
Net realized and unrealized gain on investments	2.24
Total from investment operations	2.48
Distributions to shareholders from:
Net investment income	(0.15)
Net asset value at end of period	$27.26
Market price at end of period(c)	$27.28
Net Asset Value Total Return(d)	9.99	%(e)
Market Price Total Return(d)	10.07	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,726
Ratio to average net assets of:
Expenses	0.30	%(f)
Net investment income	1.65	%(f)
Portfolio turnover rate(g)	37%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (April 6, 2017, the first day of trading on the exchange) to October 31, 2017 was 9.99%. The market price total return from Fund Inception to October 31, 2017 was 10.12%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

132

Financial Highlights (continued)

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$22.27	$22.31	$27.37	$28.59	$27.15
Net investment income(a)	0.63	0.57	0.69	0.75	0.75
Net realized and unrealized gain (loss) on investments	2.29	(0.14)	(5.11)	(1.26)	1.17
Total from investment operations	2.92	0.43	(4.42)	(0.51)	1.92
Distributions to shareholders from:
Net investment income	(0.61)	(0.49)	(0.66)	(0.72)	(0.50)
Transaction fees(a)	0.01	0.02	0.02	0.01	0.02
Net asset value at end of year	$24.59	$22.27	$22.31	$27.37	$28.59
Market price at end of year(b)	$24.63	$22.15	$22.13	$27.24	$28.56
Net Asset Value Total Return(c)	13.30%	2.12%	(16.21)%	(1.74)%	7.24%
Market Price Total Return(c)	14.09%	2.39%	(16.48)%	(2.11)%	7.60%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$277,832	$269,478	$176,244	$238,096	$217,254
Ratio to average net assets of:
Expenses, after Waivers	0.29%	0.29%	0.29%	0.29%	0.29%
Expenses, prior to Waivers	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income, after Waivers	2.74%	2.60%	2.78%	2.72%	2.70%
Portfolio turnover rate(d)	81%	73%	89%	82%	101%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P Emerging Markets Momentum Portfolio (EEMO)

	Year Ended October 31,
	2017		2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$15.87		$16.20	$21.70	$22.11	$21.74
Net investment income(a)	0.40		0.22	0.52	0.47	0.34
Net realized and unrealized gain (loss) on investments	4.70		(0.23)	(5.69)	(0.43)	0.38
Total from investment operations	5.10		(0.01)	(5.17)	0.04	0.72
Distributions to shareholders from:
Net investment income	(0.37)		(0.32)	(0.33)	(0.45)	(0.35)
Transaction fees(a)	0.25		—	—	—	—
Net asset value at end of year	$20.85		$15.87	$16.20	$21.70	$22.11
Market price at end of year(b)	$20.96		$15.84	$16.09	$21.56	$21.90
Net Asset Value Total Return(c)	34.38%		0.17%	(24.15)%	0.22%	3.38%
Market Price Total Return(c)	35.37%		0.69%	(24.18)%	0.52%	2.21%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$390,986		$1,587	$1,620	$6,510	$4,422
Ratio to average net assets of:
Expenses, after Waivers	0.27	%(d)	0.28%	0.29%	0.29%	0.31%
Expenses, prior to Waivers	0.45	%(d)	0.45%	0.45%	0.45%	0.47%
Net investment income, after Waivers	2.16%		1.44%	2.52%	2.21%	1.60%
Portfolio turnover rate(e)	111%		182%	134%	127%	117%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended October 31, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

133

Financial Highlights (continued)

PowerShares S&P International Developed High Dividend Low Volatility Portfolio (IDHD)

	For the Period November 29, 2016(a) Through October 31, 2017

Per Share Operating Performance:
Net asset value at beginning of period	$25.19
Net investment income(b)	1.02
Net realized and unrealized gain on investments	3.16
Total from investment operations	4.18
Distributions to shareholders from:
Net investment income	(0.98)
Net asset value at end of period	$28.39
Market price at end of period(c)	$28.60
Net Asset Value Total Return(d)	16.70	%(e)
Market Price Total Return(d)	17.55	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$4,258
Ratio to average net assets of:
Expenses	0.30	%(f)
Net investment income	4.00	%(f)
Portfolio turnover rate(g)	72%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (December 1, 2016, the first day of trading on the exchange) to October 31, 2017 was 17.22%. The market price total return from Fund Inception to October 31, 2017 was 18.16%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P International Developed Low Volatility Portfolio (IDLV)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$29.32	$29.99	$31.75	$31.54	$27.93
Net investment income(a)	1.00	0.99	1.02	1.09	0.90
Net realized and unrealized gain (loss) on investments	4.04	(0.55)	(1.86)	0.13	3.53
Total from investment operations	5.04	0.44	(0.84)	1.22	4.43
Distributions to shareholders from:
Net investment income	(1.08)	(1.11)	(0.92)	(1.01)	(0.82)
Net asset value at end of year	$33.28	$29.32	$29.99	$31.75	$31.54
Market price at end of year(b)	$33.29	$29.38	$29.90	$32.01	$31.67
Net Asset Value Total Return(c)	17.59%	1.56%	(2.69)%	3.89%	16.19%
Market Price Total Return(c)	17.38%	2.07%	(3.78)%	4.29%	16.87%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$569,124	$384,137	$313,428	$263,546	$135,617
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25%	0.25%	0.25%	0.25%
Expenses, prior to Waivers	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income, after Waivers	3.19%	3.33%	3.32%	3.41%	3.03%
Portfolio turnover rate(d)	69%	56%	66%	61%	84%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

134

Financial Highlights (continued)

PowerShares S&P International Developed Momentum Portfolio (IDMO)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$23.57	$25.85	$27.75	$29.00	$22.60
Net investment income(a)	0.71	0.51	0.69	0.49	0.51
Net realized and unrealized gain (loss) on investments	4.49	(2.30)	(2.13)	(1.02)	6.50
Total from investment operations	5.20	(1.79)	(1.44)	(0.53)	7.01
Distributions to shareholders from:
Net investment income	(0.81)	(0.49)	(0.46)	(0.72)	(0.61)
Net asset value at end of year	$27.96	$23.57	$25.85	$27.75	$29.00
Market price at end of year(b)	$27.80	$23.51	$25.74	$28.12	$29.11
Net Asset Value Total Return(c)	22.57%	(6.92)%	(5.34)%	(2.06)%	31.49%
Market Price Total Return(c)	22.19%	(6.77)%	(6.99)%	(1.15)%	31.19%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,796	$3,535	$3,877	$6,936	$5,799
Ratio to average net assets of:
Expenses, after Waivers	0.26%	0.26%	0.26%	0.26%	0.26%
Expenses, prior to Waivers	0.36%	0.36%	0.36%	0.36%	0.36%
Net investment income, after Waivers	2.87%	2.13%	2.42%	1.68%	2.00%
Portfolio turnover rate(d)	134%	198%	98%	109%	74%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended October 31, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares S&P MidCap Low Volatility Portfolio (XMLV)

	Year Ended October 31,				For the Period February 12, 2013(a) Through October 31, 2013
	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$38.21	$34.38	$31.82	$28.25	$25.12
Net investment income(b)	0.69	0.69	0.66	0.62	0.38
Net realized and unrealized gain on investments	6.80	3.72	2.55	3.52	3.02
Total from investment operations	7.49	4.41	3.21	4.14	3.40
Distributions to shareholders from:
Net investment income	(0.68)	(0.58)	(0.65)	(0.57)	(0.27)
Net asset value at end of period	$45.02	$38.21	$34.38	$31.82	$28.25
Market price at end of period(c)	$45.02	$38.23	$34.42	$31.82	$28.28
Net Asset Value Total Return(d)	19.76%	12.96%	10.18%	14.84%	13.62	%(e)
Market Price Total Return(d)	19.69%	12.89%	10.30%	14.72%	13.77	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,195,218	$682,094	$106,565	$44,546	$21,189
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25%	0.26	%(f)
Net investment income	1.64%	1.86%	1.97%	2.09%	1.98	%(f)
Portfolio turnover rate(g)	57%	51%	57%	58%	29%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (February 15, 2013, the first day of trading on the exchange) to October 31, 2013 was 13.21%. The market price total return from Fund Inception to October 31, 2013 was 13.37%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

135

Financial Highlights (continued)

PowerShares S&P SmallCap High Dividend Low Volatility Portfolio (XSHD)

	For the Period November 29, 2016(a) Through October 31, 2017

Per Share Operating Performance:
Net asset value at beginning of period	$25.02
Net investment income(b)	0.81
Net realized and unrealized gain on investments	0.24
Total from investment operations	1.05
Distributions to shareholders from:
Net investment income	(0.94)
Net asset value at end of period	$25.13
Market price at end of period(c)	$25.15
Net Asset Value Total Return(d)	4.31	%(e)
Market Price Total Return(d)	4.39	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$7,538
Ratio to average net assets of:
Expenses	0.30	%(f)
Net investment income	3.58	%(f)
Portfolio turnover rate(g)	86%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (December 1, 2016, the first day of trading on the exchange) to October 31, 2017 was 6.26%. The market price total return from Fund Inception to October 31, 2017 was 6.34%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)

	Year Ended October 31,						For the Period February 12, 2013(a) Through October 31, 2013
	2017	2016	2015		2014
Per Share Operating Performance:
Net asset value at beginning of period	$37.90	$34.30	$32.93		$29.92		$25.10
Net investment income(b)	0.97	0.78	0.77		0.75		0.43
Net realized and unrealized gain on investments	8.46	3.58	1.38		2.95		4.63
Total from investment operations	9.43	4.36	2.15		3.70		5.06
Distributions to shareholders from:
Net investment income	(0.90)	(0.76)	(0.78)		(0.69)		(0.24)
Net asset value at end of period	$46.43	$37.90	$34.30		$32.93		$29.92
Market price at end of period(c)	$46.47	$37.93	$34.30		$32.91		$29.96
Net Asset Value Total Return(d)	25.05%	12.90%	6.63%		12.50%		20.28	%(e)
Market Price Total Return(d)	25.06%	12.99%	6.70%		12.29%		20.45	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,079,472	$651,821	$126,926		$55,985		$31,411
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25	%(f)	0.25	%(f)	0.26	%(g)
Net investment income	2.25%	2.15%	2.33%		2.41%		2.17	%(g)
Portfolio turnover rate(h)	59%	48%	57%		68%		35%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (February 15, 2013, the first day of trading on the exchange) to October 31, 2013 was 19.62%. The market price total return from Fund Inception to October 31, 2013 was 19.63%.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

136

Financial Highlights (continued)

PowerShares S&P SmallCap Quality Portfolio (XSHQ)

	For the Period April 3, 2017(a) Through October 31, 2017

Per Share Operating Performance:
Net asset value at beginning of period	$24.54
Net investment income(b)	0.16
Net realized and unrealized gain on investments	1.51
Total from investment operations	1.67
Distributions to shareholders from:
Net investment income	(0.10)
Net asset value at end of period	$26.11
Market price at end of period(c)	$26.14
Net Asset Value Total Return(d)	6.81	%(e)
Market Price Total Return(d)	6.93	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,305
Ratio to average net assets of:
Expenses	0.29	%(f)
Net investment income	1.11	%(f)
Portfolio turnover rate(g)	65%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (April 6, 2017, the first day of trading on the exchange) to October 31, 2017 was 7.33%. The market price total return from Fund Inception to October 31, 2017 was 7.54%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

137

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2017

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2017, the Trust offered eighty portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB)	“FTSE International Low Beta Equal Weight Portfolio”
PowerShares Russell 1000 Enhanced Equal Weight Portfolio (USEQ)*	“Russell 1000 Enhanced Equal Weight Portfolio”
PowerShares Russell 1000 Equal Weight Portfolio (EQAL)	“Russell 1000 Equal Weight Portfolio”
PowerShares Russell 1000 Low Beta Equal Weight Portfolio (USLB)	“Russell 1000 Low Beta Equal Weight Portfolio”
PowerShares S&P 500 Enhanced Value Portfolio (SPVU) (formerly, PowerShares S&P 500 Value Portfolio)	“S&P 500 Enhanced Value Portfolio”
PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV)	“S&P 500® ex-Rate Sensitive Low Volatility Portfolio”
PowerShares S&P 500® High Beta Portfolio (SPHB)	“S&P 500® High Beta Portfolio”
PowerShares S&P 500® High Dividend Low Volatility Portfolio (SPHD)	“S&P 500® High Dividend Low Volatility Portfolio”
PowerShares S&P 500® Low Volatility Portfolio (SPLV)	“S&P 500® Low Volatility Portfolio”
PowerShares S&P 500 Minimum Variance Portfolio (SPMV)*	“S&P 500 Minimum Variance Portfolio”
PowerShares S&P 500 Momentum Portfolio (SPMO)	“S&P 500 Momentum Portfolio”
PowerShares S&P 500 Value with Momentum Portfolio (SPVM)**	“S&P 500 Value with Momentum Portfolio”
PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)	“S&P Emerging Markets Low Volatility Portfolio”
PowerShares S&P Emerging Markets Momentum Portfolio (EEMO)	“S&P Emerging Markets Momentum Portfolio”
PowerShares S&P International Developed High Dividend Low Volatility Portfolio (IDHD)***	“S&P International Developed High Dividend Low Volatility Portfolio”
PowerShares S&P International Developed Low Volatility Portfolio (IDLV)	“S&P International Developed Low Volatility Portfolio”
PowerShares S&P International Developed Momentum Portfolio (IDMO)	“S&P International Developed Momentum Portfolio”
PowerShares S&P MidCap Low Volatility Portfolio (XMLV)	“S&P MidCap Low Volatility Portfolio”
PowerShares S&P SmallCap High Dividend Low Volatility Portfolio (XSHD)***	“S&P SmallCap High Dividend Low Volatility Portfolio”
PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)	“S&P SmallCap Low Volatility Portfolio”
PowerShares S&P SmallCap Quality Portfolio (XSHQ)**	“S&P SmallCap Quality Portfolio”

*	Commenced operations on July 11, 2017.
**	Commenced operations on April 3, 2017.
***	Commenced operations on November 29, 2016.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of FTSE International Low Beta Equal Weight Portfolio and Russell 1000 Low Beta Equal Weight Portfolio, which are listed and traded on The NASDAQ Stock Market LLC and Shares of Russell 1000 Enhanced Equal Weight Portfolio, S&P 500 Minimum Variance Portfolio, S&P 500 Value with Momentum Portfolio, S&P International Developed High Dividend Low Volatility Portfolio, S&P SmallCap High Dividend Low Volatility Portfolio and S&P SmallCap Quality Portfolio, which are listed and traded on Bats BZX Exchange, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

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The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
FTSE International Low Beta Equal Weight Portfolio	FTSE Developed ex US Low Beta Equal Weight Index
Russell 1000 Enhanced Equal Weight Portfolio	Russell 1000® Enhanced Value Equal Weight Index
Russell 1000 Equal Weight Portfolio	Russell 1000® Equal Weight Index
Russell 1000 Low Beta Equal Weight Portfolio	Russell 1000® Low Beta Equal Weight Index
S&P 500 Enhanced Value Portfolio	S&P 500 Enhanced Value Index
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	S&P 500 Low Volatility Rate Response Index
S&P 500® High Beta Portfolio	S&P 500® High Beta Index
S&P 500® High Dividend Low Volatility Portfolio	S&P 500® Low Volatility High Dividend Index
S&P 500® Low Volatility Portfolio	S&P 500® Low Volatility Index
S&P 500 Minimum Variance Portfolio	S&P 500® Minimum Volatility Index
S&P 500 Momentum Portfolio	S&P 500 Momentum Index
S&P 500 Value with Momentum Portfolio	S&P 500® High Momentum Value Index
S&P Emerging Markets Low Volatility Portfolio	S&P BMI Emerging Markets Low Volatility IndexTM
S&P Emerging Markets Momentum Portfolio	S&P Momentum Emerging Plus LargeMidCap IndexTM
S&P International Developed High Dividend Low Volatility Portfolio	S&P EPAC Ex-Korea Low Volatility High Dividend Index
S&P International Developed Low Volatility Portfolio	S&P BMI International Developed Low Volatility IndexTM
S&P International Developed Momentum Portfolio	S&P Momentum Developed ex-U.S. and South Korea LargeMidCap IndexTM
S&P MidCap Low Volatility Portfolio	S&P MidCap 400® Low Volatility Index
S&P SmallCap High Dividend Low Volatility Portfolio	S&P SmallCap 600® Low Volatility High Dividend Index
S&P SmallCap Low Volatility Portfolio	S&P SmallCap 600® Low Volatility Index
S&P SmallCap Quality Portfolio	S&P SmallCap 600® Quality Index

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions

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of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other AP is able to step forward to create or redeem Creation Units, that Fund’s Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

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High Dividend Paying Securities Risk. S&P 500® High Dividend Low Volatility Portfolio, S&P International Developed Momentum Portfolio and S&P SmallCap High Dividend Low Volatility Portfolio invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in an Underlying Index and the capital resources available for such companies’ dividend payments may affect a Fund.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Each Fund (except FTSE International Low Beta Equal Weight Portfolio, Russell 1000 Equal Weight Portfolio, Russell 1000 Low Beta Equal Weight Portfolio, S&P 500® High Dividend Low Volatility Portfolio, S&P Emerging Markets Momentum Portfolio, S&P MidCap Low Volatility Portfolio and S&P SmallCap Low Volatility Portfolio) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Portfolio Turnover Risk. Russell 1000 Low Beta Equal Weight Portfolio, S&P 500 Momentum Portfolio, S&P Emerging Markets Momentum Portfolio, S&P International Developed Momentum Portfolio and S&P SmallCap Quality Portfolio may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. This may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. A high portfolio turnover rate also can result in an increase in taxable capital gains distributions to shareholders and an increased likelihood that the capital gains will be taxable at ordinary rates.

Small- and Mid-Capitalization Company Risk. For FTSE International Low Beta Equal Weight Portfolio, Russell 1000 Equal Weight Portfolio, S&P Emerging Markets Low Volatility Portfolio, S&P Emerging Markets Momentum Portfolio, S&P International Developed High Dividend Low Volatility Portfolio, S&P International Developed Low Volatility Portfolio, S&P International Developed Momentum Portfolio, S&P MidCap Low Volatility Portfolio, S&P SmallCap High Dividend Low Volatility Portfolio, S&P SmallCap Low Volatility Portfolio and S&P SmallCap Quality Portfolio, investing in securities of small- and medium-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and medium-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Foreign Investment Risk. For FTSE International Low Beta Equal Weight Portfolio, S&P Emerging Markets Low Volatility Portfolio, S&P Emerging Markets Momentum Portfolio, S&P International Developed High Dividend Low Volatility Portfolio, S&P International Developed Low Volatility Portfolio and S&P International Developed Momentum Portfolio, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. As the Funds may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Funds’ returns. Such risks may be exacerbated in emerging markets, where securities laws are relatively new and unsettled.

Momentum Investing Risk. For S&P 500 Momentum Portfolio, S&P 500 Value with Momentum Portfolio, S&P Emerging Markets Momentum Portfolio and S&P International Developed Momentum Portfolio, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited

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high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Sampling Risk. S&P Emerging Markets Momentum Portfolio’s use of a representative sampling approach in certain countries will result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

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Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund (except for S&P 500® ex-Rate Sensitive Low Volatility Portfolio, S&P 500® High Dividend Low Volatility Portfolio, S&P 500® Low Volatility Portfolio and S&P SmallCap High Dividend Low Volatility Portfolio) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. S&P 500® ex-Rate Sensitive Low Volatility Portfolio, S&P 500® High Dividend Low Volatility Portfolio, S&P 500® Low Volatility Portfolio and S&P SmallCap High Dividend Low Volatility Portfolio each declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I. Foreign Currency Translations

Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

J. Securities Lending

During the fiscal year ended October 31, 2017, FTSE International Low Beta Equal Weight Portfolio, Russell 1000 Equal Weight Portfolio, S&P Emerging Markets Low Volatility Portfolio, S&P International Developed Low Volatility Portfolio and S&P SmallCap Low Volatility Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays

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and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
FTSE International Low Beta Equal Weight Portfolio	0.45%
Russell 1000 Enhanced Equal Weight Portfolio	0.29%
Russell 1000 Equal Weight Portfolio	0.20%
Russell 1000 Low Beta Equal Weight Portfolio	0.35%
S&P 500 Enhanced Value Portfolio	0.25%
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	0.25%
S&P 500® High Beta Portfolio	0.25%
S&P 500® High Dividend Low Volatility Portfolio	0.30%
S&P 500® Low Volatility Portfolio	0.25%
S&P 500 Minimum Variance Portfolio	0.13%
S&P 500 Momentum Portfolio	0.25%
S&P 500 Value with Momentum Portfolio	0.30%
S&P Emerging Markets Low Volatility Portfolio	0.45%*
S&P Emerging Markets Momentum Portfolio	0.45%*
S&P International Developed High Dividend Low Volatility Portfolio	0.30%
S&P International Developed Low Volatility Portfolio	0.35%**
S&P International Developed Momentum Portfolio	0.35%**
S&P MidCap Low Volatility Portfolio	0.25%
S&P SmallCap High Dividend Low Volatility Portfolio	0.30%
S&P SmallCap Low Volatility Portfolio	0.25%
S&P SmallCap Quality Portfolio	0.29%

*	The Adviser has agreed to waive a portion of its unitary management fee through February 28, 2019. After giving effect to such waiver, the Fund’s net unitary management fee is 0.29% of its average daily net assets. Unless the Adviser continues the fee waiver agreement, it will terminate on February 28, 2019. The fee waiver agreement cannot be terminated during its term.
**	The Adviser has agreed to waive a portion of its unitary management fee through February 28, 2019. After giving effect to such waiver, the Fund’s net unitary management fee is 0.25% of its average daily net assets. Unless the Adviser continues the fee waiver agreement, it will terminate on February 28, 2019. The fee waiver agreement cannot be terminated during its term.

Further, through August 31, 2019, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

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For the fiscal year ended October 31, 2017, the Adviser waived fees for each Fund in the following amounts:

FTSE International Low Beta Equal Weight Portfolio	$181
Russell 1000 Enhanced Equal Weight Portfolio	13
Russell 1000 Equal Weight Portfolio	270
Russell 1000 Low Beta Equal Weight Portfolio	202
S&P 500 Enhanced Value Portfolio	24
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	80
S&P 500® High Beta Portfolio	629
S&P 500® High Dividend Low Volatility Portfolio	2,006
S&P 500® Low Volatility Portfolio	2,748
S&P 500 Minimum Variance Portfolio	—
S&P 500 Momentum Portfolio	1
S&P 500 Value with Momentum Portfolio	1
S&P Emerging Markets Low Volatility Portfolio	410,442
S&P Emerging Markets Momentum Portfolio	297,822
S&P International Developed High Dividend Low Volatility Portfolio	18
S&P International Developed Low Volatility Portfolio	504,812
S&P International Developed Momentum Portfolio	2,693
S&P MidCap Low Volatility Portfolio	900
S&P SmallCap High Dividend Low Volatility Portfolio	13
S&P SmallCap Low Volatility Portfolio	1,144
S&P SmallCap Quality Portfolio	1

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
FTSE International Low Beta Equal Weight Portfolio	FTSE International Ltd.
Russell 1000 Enhanced Equal Weight Portfolio	Frank Russell Company
Russell 1000 Equal Weight Portfolio	Frank Russell Company
Russell 1000 Low Beta Equal Weight Portfolio	Frank Russell Company
S&P 500 Enhanced Value Portfolio	S&P Dow Jones Indices LLC
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	S&P Dow Jones Indices LLC
S&P 500® High Beta Portfolio	S&P Dow Jones Indices LLC
S&P 500® High Dividend Low Volatility Portfolio	S&P Dow Jones Indices LLC
S&P 500® Low Volatility Portfolio	S&P Dow Jones Indices LLC
S&P 500 Minimum Variance Portfolio	S&P Dow Jones Indices LLC
S&P 500 Momentum Portfolio	S&P Dow Jones Indices LLC
S&P 500 Value with Momentum Portfolio	S&P Dow Jones Indices LLC
S&P Emerging Markets Low Volatility Portfolio	S&P Dow Jones Indices LLC
S&P Emerging Markets Momentum Portfolio	S&P Dow Jones Indices LLC
S&P International Developed High Dividend Low Volatility Portfolio	S&P Dow Jones Indices LLC
S&P International Developed Low Volatility Portfolio	S&P Dow Jones Indices LLC
S&P International Developed Momentum Portfolio	S&P Dow Jones Indices LLC
S&P MidCap Low Volatility Portfolio	S&P Dow Jones Indices LLC
S&P SmallCap High Dividend Low Volatility Portfolio	S&P Dow Jones Indices LLC
S&P SmallCap Low Volatility Portfolio	S&P Dow Jones Indices LLC
S&P SmallCap Quality Portfolio	S&P Dow Jones Indices LLC

145

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Funds. The tables below show certain Funds’ transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended October 31, 2017.

Russell 1000 Enhanced Equal Weight Portfolio

	Value July 11, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2017	Dividend Income
Invesco Ltd.	$—	$106,342	$—	$241	$—	$106,583	$639

Russell 1000 Equal Weight Portfolio

	Value October 31, 2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2017	Dividend Income
Invesco Ltd.	$49,270	$127,095	$(52,492)	$24,477	$2,827	$151,177	$3,657

S&P 500® High Beta Portfolio

	Value October 31, 2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2017	Dividend Income
Invesco Ltd.	$5,013,644	$12,246,117	$(14,280,476)	$790,392	$176,636	$3,946,313	$184,370

S&P 500® High Dividend Low Volatility Portfolio

	Value October 31, 2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2017	Dividend Income
Invesco Ltd.	$—	$48,434,874	$(3,302,417)	$1,278,963	$(112,903)	$46,298,517	$394,746

The Adviser also serves as the adviser for PowerShares India Portfolio, and therefore PowerShares India Portfolio is considered to be affiliated with the Funds. The table below shows S&P Emerging Markets Momentum Portfolio’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended October 31, 2017.

S&P Emerging Markets Momentum Portfolio

	Value October 31, 2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2017	Dividend Income
PowerShares India Portfolio	$30,843	$7,806,061	$(3,131)	$831,577	$118	$8,665,468	$58,924

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

146

Except for the Funds listed below, as of October 31, 2017, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the fiscal year ended October 31, 2017, there were no material transfers between valuation levels.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
FTSE International Low Beta Equal Weight Portfolio
Equity Securities	$134,151,908	$142,477	$—	$134,294,385

S&P Emerging Markets Low Volatility Portfolio
Equity Securities	277,865,678	—	32,173	277,897,851

S&P Emerging Markets Momentum Portfolio
Equity Securities	391,453,940	7,537	0	391,461,477

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2017 and 2016:

	2017	2016
	Ordinary Income	Ordinary Income
FTSE International Low Beta Equal Weight Portfolio	$3,917,258	$2,208,386
Russell 1000 Enhanced Equal Weight Portfolio	100,835	—
Russell 1000 Equal Weight Portfolio	3,397,369	1,669,387
Russell 1000 Low Beta Equal Weight Portfolio	2,395,027	1,664,363
S&P 500 Enhanced Value Portfolio	348,743	50,033
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	2,593,776	2,230,409
S&P 500® High Beta Portfolio	5,358,690	1,082,016
S&P 500® High Dividend Low Volatility Portfolio	107,583,441	55,786,559
S&P 500® Low Volatility Portfolio	145,029,675	136,098,330
S&P 500 Minimum Variance Portfolio	7,768	—
S&P 500 Momentum Portfolio	24,884	30,887
S&P 500 Value with Momentum Portfolio	18,152	—
S&P Emerging Markets Low Volatility Portfolio	6,749,056	4,568,384
S&P Emerging Markets Momentum Portfolio	2,740,197	32,105
S&P International Developed High Dividend Low Volatility Portfolio	111,591	—
S&P International Developed Low Volatility Portfolio	17,508,487	9,700,064
S&P International Developed Momentum Portfolio	87,699	73,374
S&P MidCap Low Volatility Portfolio	14,587,225	5,648,124
S&P SmallCap High Dividend Low Volatility Portfolio	276,845	—
S&P SmallCap Low Volatility Portfolio	18,420,981	6,839,137
S&P SmallCap Quality Portfolio	9,661	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)— Investments	Net Unrealized Appreciation (Depreciation)— Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
FTSE International Low Beta Equal Weight Portfolio	$1,187,528	$12,081,390	$2,045	$(2,901,734)	$123,735,263	$134,104,492
Russell 1000 Enhanced Equal Weight Portfolio	111,213	2,520,192	—	(5,179)	64,674,553	67,300,779
Russell 1000 Equal Weight Portfolio	557,813	14,740,408	—	(6,229,182)	306,425,754	315,494,793

147

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)— Investments	Net Unrealized Appreciation (Depreciation)— Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Russell 1000 Low Beta Equal Weight Portfolio	$437,573	$11,585,856	$—	$(8,430,855)	$149,922,056	$153,514,630
S&P 500 Enhanced Value Portfolio	94,799	2,638,729	—	(146,550)	48,687,837	51,274,815
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	25,677	13,601,571	—	(6,304,299)	123,830,310	131,153,259
S&P 500® High Beta Portfolio	310,650	1,539,192	—	(42,031,513)	399,253,732	359,072,061
S&P 500® High Dividend Low Volatility Portfolio	—	54,783,423	—	(55,327,894)	2,974,145,260	2,973,600,789
S&P 500® Low Volatility Portfolio	—	641,833,754	—	(335,472,477)	6,834,002,310	7,140,363,587
S&P 500 Minimum Variance Portfolio	7,586	130,718	—	(794)	2,491,823	2,629,333
S&P 500 Momentum Portfolio	2,917	192,375	—	(31,534)	1,499,144	1,662,902
S&P 500 Value with Momentum Portfolio	6,250	195,558	—	(14,557)	2,538,324	2,725,575
S&P Emerging Markets Low Volatility Portfolio	505,403	13,451,722	(2,122)	(42,039,209)	305,916,142	277,831,936
S&P Emerging Markets Momentum Portfolio	16,032,543	48,437,705	(3,818)	—	326,519,685	390,986,115
S&P International Developed High Dividend Low Volatility Portfolio	35,470	(14,468)	(26)	(39,539)	4,276,623	4,258,060
S&P International Developed Low Volatility Portfolio	5,490,297	22,583,513	(19,164)	(26,596,246)	567,665,187	569,123,587
S&P International Developed Momentum Portfolio	18,911	211,344	330	(1,422,056)	3,987,181	2,795,710
S&P MidCap Low Volatility Portfolio	3,085,191	106,203,073	—	(18,094,344)	1,104,024,387	1,195,218,307
S&P SmallCap High Dividend Low Volatility Portfolio	—	(237,110)	—	(199,790)	7,974,484	7,537,584
S&P SmallCap Low Volatility Portfolio	3,344,973	123,239,351	—	(22,214,414)	975,102,345	1,079,472,255
S&P SmallCap Quality Portfolio	1,857	39,432	—	(25,489)	1,289,604	1,305,404

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of October 31, 2017:

	Post-effective/no expiration
	Short-Term	Long-Term	Total*
FTSE International Low Beta Equal Weight Portfolio	$2,162,378	$739,356	$2,901,734
Russell 1000 Enhanced Equal Weight Portfolio	5,179	—	5,179
Russell 1000 Equal Weight Portfolio	2,985,929	3,243,253	6,229,182
Russell 1000 Low Beta Equal Weight Portfolio	8,258,574	172,281	8,430,855
S&P 500 Enhanced Value Portfolio	143,565	2,985	146,550
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	5,166,500	1,137,799	6,304,299
S&P 500® High Beta Portfolio	31,799,069	10,232,444	42,031,513
S&P 500® High Dividend Low Volatility Portfolio	50,747,547	4,580,347	55,327,894
S&P 500® Low Volatility Portfolio	269,854,153	65,618,324	335,472,477
S&P 500 Minimum Variance Portfolio	794	—	794
S&P 500 Momentum Portfolio	31,534	—	31,534
S&P 500 Value with Momentum Portfolio	14,557	—	14,557
S&P Emerging Markets Low Volatility Portfolio	20,875,709	21,163,500	42,039,209
S&P Emerging Markets Momentum Portfolio	—	—	—
S&P International Developed High Dividend Low Volatility Portfolio	39,539	—	39,539
S&P International Developed Low Volatility Portfolio	16,786,978	9,809,268	26,596,246
S&P International Developed Momentum Portfolio	896,675	525,381	1,422,056
S&P MidCap Low Volatility Portfolio	14,173,176	3,921,168	18,094,344

148

	Post-effective/no expiration
	Short-Term	Long-Term	Total*
S&P SmallCap High Dividend Low Volatility Portfolio	$199,790	$—	$199,790
S&P SmallCap Low Volatility Portfolio	20,477,507	1,736,907	22,214,414
S&P SmallCap Quality Portfolio	25,489	—	25,489

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the fiscal year ended October 31, 2017, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
FTSE International Low Beta Equal Weight Portfolio	$60,019,235	$57,975,583
Russell 1000 Enhanced Equal Weight Portfolio	971,374	743,064
Russell 1000 Equal Weight Portfolio	72,422,508	71,819,806
Russell 1000 Low Beta Equal Weight Portfolio	62,739,634	62,615,335
S&P 500 Enhanced Value Portfolio	8,760,304	10,481,136
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	91,294,860	91,745,852
S&P 500® High Beta Portfolio	351,616,676	352,813,290
S&P 500® High Dividend Low Volatility Portfolio	1,652,349,906	1,645,362,495
S&P 500® Low Volatility Portfolio	3,242,381,150	3,258,725,516
S&P 500 Minimum Variance Portfolio	364,293	356,412
S&P 500 Momentum Portfolio	2,029,445	3,376,160
S&P 500 Value with Momentum Portfolio	944,176	1,460,795
S&P Emerging Markets Low Volatility Portfolio	207,578,628	216,803,643
S&P Emerging Markets Momentum Portfolio	366,938,205	173,777,389
S&P International Developed High Dividend Low Volatility Portfolio	2,358,334	3,569,531
S&P International Developed Low Volatility Portfolio	358,450,205	346,373,955
S&P International Developed Momentum Portfolio	3,690,043	3,701,916
S&P MidCap Low Volatility Portfolio	551,493,104	548,750,622
S&P SmallCap High Dividend Low Volatility Portfolio	5,987,134	5,800,808
S&P SmallCap Low Volatility Portfolio	537,862,820	535,064,802
S&P SmallCap Quality Portfolio	1,225,202	1,586,544

For the fiscal year ended October 31, 2017, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
FTSE International Low Beta Equal Weight Portfolio	$36,609,542	$76,601,797
Russell 1000 Enhanced Equal Weight Portfolio	64,565,882	—
Russell 1000 Equal Weight Portfolio	243,175,175	77,973,610
Russell 1000 Low Beta Equal Weight Portfolio	82,730,209	89,276,325
S&P 500 Enhanced Value Portfolio	59,222,190	10,851,943
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	131,317,454	194,514,527
S&P 500® High Beta Portfolio	1,051,206,189	1,274,160,953
S&P 500® High Dividend Low Volatility Portfolio	2,105,380,439	2,000,436,932
S&P 500® Low Volatility Portfolio	4,463,863,112	4,668,285,474
S&P 500 Minimum Variance Portfolio	2,491,797	—
S&P 500 Momentum Portfolio	2,987,432	1,653,315
S&P 500 Value with Momentum Portfolio	3,777,128	757,819
S&P Emerging Markets Low Volatility Portfolio	5,773,688	12,775,460
S&P Emerging Markets Momentum Portfolio	128,587,153	—

149

	Cost of Securities Received	Value of Securities Delivered
S&P International Developed High Dividend Low Volatility Portfolio	$10,777,297	$5,710,132
S&P International Developed Low Volatility Portfolio	411,581,330	306,225,529
S&P International Developed Momentum Portfolio	—	1,143,853
S&P MidCap Low Volatility Portfolio	863,901,723	494,546,795
S&P SmallCap High Dividend Low Volatility Portfolio	13,842,758	6,413,158
S&P SmallCap Low Volatility Portfolio	715,934,269	451,782,638
S&P SmallCap Quality Portfolio	3,725,320	2,167,655

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2017, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes, as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
FTSE International Low Beta Equal Weight Portfolio	$16,765,530	$(4,684,140)	$12,081,390	$122,212,995
Russell 1000 Enhanced Equal Weight Portfolio	3,985,815	(1,465,623)	2,520,192	64,769,035
Russell 1000 Equal Weight Portfolio	32,393,863	(17,653,455)	14,740,408	305,598,190
Russell 1000 Low Beta Equal Weight Portfolio	19,386,184	(7,800,328)	11,585,856	141,871,183
S&P 500 Enhanced Value Portfolio	4,380,924	(1,742,195)	2,638,729	48,621,770
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	15,451,438	(1,849,867)	13,601,571	117,534,636
S&P 500® High Beta Portfolio	13,092,025	(11,552,833)	1,539,192	357,410,841
S&P 500® High Dividend Low Volatility Portfolio	174,225,504	(119,442,081)	54,783,423	2,917,889,135
S&P 500® Low Volatility Portfolio	739,943,369	(98,109,615)	641,833,754	6,497,836,846
S&P 500 Minimum Variance Portfolio	185,189	(54,471)	130,718	2,498,525
S&P 500 Momentum Portfolio	193,634	(1,259)	192,375	1,471,125
S&P 500 Value with Momentum Portfolio	240,544	(44,986)	195,558	2,531,952
S&P Emerging Markets Low Volatility Portfolio	23,524,996	(10,073,274)	13,451,722	264,446,129
S&P Emerging Markets Momentum Portfolio	54,464,766	(6,027,061)	48,437,705	343,023,772
S&P International Developed High Dividend Low Volatility Portfolio	116,224	(130,692)	(14,468)	4,264,724
S&P International Developed Low Volatility Portfolio	35,294,659	(12,711,146)	22,583,513	554,498,359
S&P International Developed Momentum Portfolio	230,711	(19,367)	211,344	2,582,148
S&P MidCap Low Volatility Portfolio	125,151,033	(18,947,960)	106,203,073	1,088,734,310
S&P SmallCap High Dividend Low Volatility Portfolio	308,072	(545,182)	(237,110)	7,772,280
S&P SmallCap Low Volatility Portfolio	136,970,532	(13,731,181)	123,239,351	963,706,485
S&P SmallCap Quality Portfolio	112,979	(73,547)	39,432	1,265,842

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, foreign currency transactions and passive foreign investment companies, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2017, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
FTSE International Low Beta Equal Weight Portfolio	$366,601	$(13,457,924)	$13,091,323
Russell 1000 Enhanced Equal Weight Portfolio	—	—	—
Russell 1000 Equal Weight Portfolio	1,016	(14,147,905)	14,146,889
Russell 1000 Low Beta Equal Weight Portfolio	—	(14,034,351)	14,034,351
S&P 500 Enhanced Value Portfolio	—	(759,035)	759,035
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	(21,891)	(22,067,199)	22,089,090
S&P 500® High Beta Portfolio	—	(93,122,524)	93,122,524

150

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
S&P 500® High Dividend Low Volatility Portfolio	$9,384,324	$(237,831,344)	$228,447,020
S&P 500® Low Volatility Portfolio	(224,495)	(549,396,741)	549,621,236
S&P 500 Minimum Variance Portfolio	—	—	—
S&P 500 Momentum Portfolio	—	(230,771)	230,771
S&P 500 Value with Momentum Portfolio	—	(42,433)	42,433
S&P Emerging Markets Low Volatility Portfolio	(197,588)	(123,966)	321,554
S&P Emerging Markets Momentum Portfolio	(421,393)	421,393	—
S&P International Developed High Dividend Low Volatility Portfolio	78	(424,474)	424,396
S&P International Developed Low Volatility Portfolio	1,515,655	(33,642,536)	32,126,881
S&P International Developed Momentum Portfolio	4,099	45,128	(49,227)
S&P MidCap Low Volatility Portfolio	—	(74,370,339)	74,370,339
S&P SmallCap High Dividend Low Volatility Portfolio	36,250	(394,910)	358,660
S&P SmallCap Low Volatility Portfolio	—	(91,140,792)	91,140,792
S&P SmallCap Quality Portfolio	—	(95,026)	95,026
Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

151

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PowerShares Exchange-Traded Fund Trust II and Shareholders of each of the twenty-one portfolios listed below

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the following portfolios

PowerShares FTSE International Low Beta Equal Weight Portfolio (1)

PowerShares Russell 1000 Enhanced Equal Weight Portfolio (2)

PowerShares Russell 1000 Equal Weight Portfolio (3)

PowerShares Russell 1000 Low Beta Equal Weight Portfolio (4)

PowerShares S&P 500 Enhanced Value Portfolio (3)

PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (3)

PowerShares S&P 500® High Beta Portfolio (3)

PowerShares S&P 500® High Dividend Low Volatility Portfolio (3)

PowerShares S&P 500® Low Volatility Portfolio (3)

PowerShares S&P 500 Minimum Variance Portfolio (2)

PowerShares S&P 500 Momentum Portfolio (3)

PowerShares S&P 500 Value with Momentum Portfolio (5)

PowerShares S&P Emerging Markets Low Volatility Portfolio (3)

PowerShares S&P Emerging Markets Momentum Portfolio (3)

PowerShares S&P International Developed High Dividend Low Volatility Portfolio (6)

PowerShares S&P International Developed Low Volatility Portfolio (3)

PowerShares S&P International Developed Momentum Portfolio (3)

PowerShares S&P MidCap Low Volatility Portfolio (3)

PowerShares S&P SmallCap High Dividend Low Volatility Portfolio (6)

PowerShares S&P SmallCap Low Volatility Portfolio (3)

PowerShares S&P SmallCap Quality Portfolio (5)

(1) Statement of operations for the year ended October 31, 2017 and statement of changes in net assets for the year ended October 31, 2017 and for the period November 4, 2015 (commencement of investment operations) through October 31, 2016

(2) Statement of operations and statement of changes in net assets for the period July 11, 2017 (commencement of investment operations) through October 31, 2017

(3) Statement of operations for the year ended October 31, 2017 and statement of changes in net assets for each of the two years in the period ended October 31, 2017

(4) Statement of operations for the year ended October 31, 2017 and statement of changes in net assets for the year ended October 31, 2017 and for the period November 2, 2015 (commencement of investment operations) through October 31, 2016

(5) Statement of operations and statement of changes in net assets for the period April 3, 2017 (commencement of investment operations) through October 31, 2017

(6) Statement of operations and statement of changes in net assets for the period November 29, 2016 (commencement of investment operations) through October 31, 2017

(twenty-one of the portfolios constituting PowerShares Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2017, the results of each of their operations and the changes in each of their net assets for the respective periods described in (1) – (6) above and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, IL

December 26, 2017

152

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2017.

In addition to the fees and expenses which the PowerShares S&P Emerging Markets Momentum Portfolio (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly is included in the Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB)
Actual	$1,000.00	$1,108.90	0.45%	$2.39
Hypothetical (5% return before expenses)	1,000.00	1,022.94	0.45	2.29
PowerShares Russell 1000 Enhanced Equal Weight Portfolio (USEQ)(2)
Actual	1,000.00	1,058.10	0.29	0.92
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares Russell 1000 Equal Weight Portfolio (EQAL)
Actual	1,000.00	1,062.80	0.20	1.04
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.20	1.02
PowerShares Russell 1000 Low Beta Equal Weight Portfolio (USLB)
Actual	1,000.00	1,045.00	0.35	1.80
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

153

Fees and Expenses (continued)

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares S&P 500 Enhanced Value Portfolio (SPVU)
Actual	$1,000.00	$1,077.30	0.25%	$1.31
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV)
Actual	1,000.00	1,090.50	0.25	1.32
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares S&P 500® High Beta Portfolio (SPHB)
Actual	1,000.00	1,093.30	0.25	1.32
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares S&P 500® High Dividend Low Volatility Portfolio (SPHD)
Actual	1,000.00	1,047.60	0.30	1.55
Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53
PowerShares S&P 500® Low Volatility Portfolio (SPLV)
Actual	1,000.00	1,073.50	0.25	1.31
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares S&P 500 Minimum Variance Portfolio (SPMV)(2)
Actual	1,000.00	1,058.10	0.13	0.41
Hypothetical (5% return before expenses)	1,000.00	1,024.55	0.13	0.66
PowerShares S&P 500 Momentum Portfolio (SPMO)
Actual	1,000.00	1,165.30	0.25	1.36
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares S&P 500 Value with Momentum Portfolio (SPVM)
Actual	1,000.00	1,089.00	0.30	1.58
Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53
PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)
Actual	1,000.00	1,076.70	0.29	1.52
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares S&P Emerging Markets Momentum Portfolio (EEMO)
Actual	1,000.00	1,242.10	0.27	1.53
Hypothetical (5% return before expenses)	1,000.00	1,023.84	0.27	1.38
PowerShares S&P International Developed High Dividend Low Volatility Portfolio (IDHD)
Actual	1,000.00	1,061.90	0.30	1.56
Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53
PowerShares S&P International Developed Low Volatility Portfolio (IDLV)
Actual	1,000.00	1,081.70	0.25	1.31
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares S&P International Developed Momentum Portfolio (IDMO)
Actual	1,000.00	1,158.40	0.25	1.36
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares S&P MidCap Low Volatility Portfolio (XMLV)
Actual	1,000.00	1,061.40	0.25	1.30
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares S&P SmallCap High Dividend Low Volatility Portfolio (XSHD)
Actual	1,000.00	1,020.80	0.30	1.53
Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53

154

Fees and Expenses (continued)

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)
Actual	$1,000.00	$1,079.30	0.25%	$1.31
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares S&P SmallCap Quality Portfolio (XSHQ)
Actual	1,000.00	1,031.90	0.29	1.49
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2017. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

(2)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the period July 11, 2017 (commencement of investment operations) to October 31, 2017. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 113/365. Hypothetical expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365.

155

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2017:

	Qualified Dividend Income*	Corporate Dividends Received Deduction*
PowerShares FTSE International Low Beta Equal Weight Portfolio	94%	0%
PowerShares Russell 1000 Enhanced Equal Weight Portfolio	100%	100%
PowerShares Russell 1000 Equal Weight Portfolio	100%	100%
PowerShares Russell 1000 Low Beta Equal Weight Portfolio	100%	98%
PowerShares S&P 500 Enhanced Value Portfolio	100%	100%
PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio	100%	100%
PowerShares S&P 500® High Beta Portfolio	100%	100%
PowerShares S&P 500® High Dividend Low Volatility Portfolio	94%	93%
PowerShares S&P 500® Low Volatility Portfolio	100%	100%
PowerShares S&P 500 Minimum Variance Portfolio	100%	96%
PowerShares S&P 500 Momentum Portfolio	100%	100%
PowerShares S&P 500 Value with Momentum Portfolio	100%	100%
PowerShares S&P Emerging Markets Low Volatility Portfolio	62%	0%
PowerShares S&P Emerging Markets Momentum Portfolio	10%	0%
PowerShares S&P International Developed High Dividend Low Volatility Portfolio	80%	80%
PowerShares S&P International Developed Low Volatility Portfolio	63%	0%
PowerShares S&P International Developed Momentum Portfolio	100%	0%
PowerShares S&P MidCap Low Volatility Portfolio	77%	73%
PowerShares S&P SmallCap High Dividend Low Volatility Portfolio	100%	95%
PowerShares S&P SmallCap Low Volatility Portfolio	90%	90%
PowerShares S&P SmallCap Quality Portfolio	100%	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
PowerShares FTSE International Low Beta Equal Weight Portfolio	$4,182,711	$325,813
PowerShares S&P Emerging Markets Low Volatility Portfolio	8,926,947	1,160,398
PowerShares S&P Emerging Markets Momentum Portfolio	4,510,724	593,561
PowerShares S&P International Developed High Dividend Low Volatility Portfolio	145,105	8,912
PowerShares S&P International Developed Low Volatility Portfolio	15,542,602	1,125,699
PowerShares S&P International Developed Momentum Portfolio	91,561	7,252

156

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	154	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	154	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	154	None

Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC. (1999-2007).	154	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 82 portfolios and four other exchange-traded fund trusts with 72 portfolios advised by the Adviser.

157

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	154	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	154	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 82 portfolios and four other exchange-traded fund trusts with 72 portfolios advised by the Adviser.

158

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	154	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 82 portfolios and four other exchange-traded fund trusts with 72 portfolios advised by the Adviser.

159

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011-Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	154	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 82 portfolios and four other exchange-traded fund trusts with 72 portfolios advised by the Adviser.

160

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer – Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

161

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2017-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

162

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares Russell 1000 Enhanced Equal Weight Portfolio and PowerShares S&P 500 Minimum Variance Portfolio

At a meeting held on June 27, 2017, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Agreement”) between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for PowerShares Russell 1000 Enhanced Equal Weight Portfolio and PowerShares S&P 500 Minimum Variance Portfolio (each, a “Fund” and collectively, the “Funds”).

The Trustees reviewed information provided by the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the costs of services to be provided, (iii) the extent to which economies of scale may be realized as each Fund grows, (iv) whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of services rendered to and amounts paid by other registered investment companies and (vi) any benefits to be realized by the Adviser from its relationship with each Fund.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, information describing the Adviser’s current organization and staffing, including operational support that would be provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of the Funds, and they considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees also reviewed information related to the Adviser’s portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs and that was expected to be provided for each Fund.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed advisory fee, as compared to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the median net expense ratios of comparable passive ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively managed peers. The Trustees also considered fee and expense data on Adviser-identified selected peers. The Trustees noted that the proposed annual advisory fee to be charged to each Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of each Fund except for the fee payment under the Agreement, payments under the Fund’s 12b-1 plan, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The Trustees noted that each Fund’s proposed unitary fee was at or below the median net expense ratio of its peer groups and select peer groups as shown below:

Fund	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group (Number of Peers)
PowerShares Russell 1000 Enhanced Equal Weight Portfolio	Lower than median (33)	Same as median (22)	Lower than median (200)	Lower than median (4)

PowerShares S&P 500 Minimum Variance Portfolio	Lower than median (29)	Lower than median (26)	Lower than median (206)	Lower than median (9)

The Trustees considered each Fund’s proposed unitary advisory fee in light of the administrative, operational and management oversight costs for the Adviser. The Board concluded that the unitary advisory fee to be charged to each Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the proposed costs of services for each Fund. The Adviser did not provide profitability of the Adviser in managing each Fund because the Funds had not yet commenced operations. However, the Trustees considered other information the Board received at its April meeting on the Adviser’s overall profitability from its relationship with other ETFs for which it serves as investment adviser.

163

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares Russell 1000 Enhanced Equal Weight Portfolio and PowerShares S&P 500 Minimum Variance Portfolio (continued)

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of each Fund would be enjoyed by the Adviser, but that a unitary fee provides a level of certainty in expenses for each Fund. The Trustees considered whether the proposed advisory fee rate for each Fund is reasonable in relation to the proposed services and product strategy of each Fund, and they concluded that the flat advisory fee was reasonable and appropriate.

Fall-Out Benefits. The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with each Fund, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Agreement for each Fund. No single factor was determinative in the Board’s analysis.

164

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Form N-Qs will be available on the Commission’s website at www.sec.gov. The Trust’s Form N-Qs may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.powershares.com.

P-PS-AR-12
©2017 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515
powershares.com 800 983 0903	@PowerShares

October 31, 2017

2017 Annual Report to Shareholders

PBTP	PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio

PBDM	PowerShares PureBetaSM FTSE Developed ex-North America Portfolio

PBEE	PowerShares PureBetaSM FTSE Emerging Markets Portfolio

PBUS	PowerShares PureBetaSM MSCI USA Portfolio

PBSM	PowerShares PureBetaSM MSCI USA Small Cap Portfolio

PBND	PowerShares PureBetaSM US Aggregate Bond Portfolio

2

The Market Environment

Domestic Equity

Despite highly destructive hurricanes that threatened to derail a year-long recovery, the US economy continued to expand throughout the fiscal year ended October 31, 2017. Gross domestic product (GDP)—the value of all goods and services produced in the US—grew by 1.8% in the fourth quarter of 2016, and by 1.2% in the first quarter of 2017 and 3.1% in the second quarter of 2017.1 Inflation remained subdued even as the labor market continued to strengthen. Unemployment continued its multiyear decline, hitting just 4.2% in September—a 16-year low.2

Given signs of an improving economy, the US Federal Reserve (the “Fed”) raised interest rates three times during the reporting period, most recently in June 2017.3 The Fed pledged that “realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation” will guide its future actions. At the close of the reporting period, Fed policy remained accommodative, and the fed funds target rate stood at a range of 1.00% to 1.25%—up 75 basis points for the reporting period.3 (A basis point is 0.01%.)

Despite the Fed’s actions, major US stock market indexes repeatedly hit all-time highs throughout the reporting period. The stock market rally began immediately following the outcome of the US presidential election in November 2016, based on investors’ hopes for reduced regulation, lowered corporate and personal tax rates and increased infrastructure spending. The stock market rally continued throughout the reporting period, fueled by generally positive economic data, strong corporate earnings and improved consumer confidence—even as the prospect for health care and tax reform faded somewhat.

[1]	Source: Bureau of Economic Analysis
[2]	Sources: Bureau of Labor Statistics, Bloomberg
[3]	Source: US Federal Reserve

International Equity

The reporting period began with major US stock market indexes posting gains and most hitting record highs following the US presidential election. Investors believed that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth. However, that was called into question in the first quarter of 2017, when headlines out of Washington, DC, suggested that enacting significant regulatory and tax reform might be more difficult than previously anticipated.

Outside the US, Brexit (the UK’s plan to leave the European Union) remained a source of political and economic uncertainty, while improved economic data and confidence surveys raised the prospect of less accommodative monetary policy in continental Europe. In Asia, increased exports helped Japan’s economy, while China’s economy continued to stabilize. Most emerging markets performed well during the reporting period. In addition to an improving global economic outlook, other positive tailwinds for international markets included continued weakness in the US dollar and reduced expectations for a major shift in US trade policy.

Interestingly, while 2017 marked the eighth year of the global bull market, we saw a shift in leadership as international stocks outperformed US stocks in the first three quarters of 2017. International stocks had trailed US stocks for four consecutive years and in six of the last seven years. As the reporting period came to a close, both developed and emerging equity markets appeared somewhat fully valued in absolute terms, but they continued to trade at material discounts to the US market. In addition, recent earnings growth and earnings revision trends improved for many non-US developed markets.

Fixed Income

The fiscal year began with the surprise election of Donald Trump and the subsequent “Trump Rally,” which pushed the yield on the U.S. 10-year Treasury from a low of 1.32% in mid-2016 post-Brexit to a 2.64% yield post-election. In general, this move was a market reaction to higher inflation and interest rate expectations stemming from stronger economic growth, tax reform and fiscal policy changes. In reality, the market expectations overshot, as the Trump Administration failed in its first attempt to repeal or significantly modify the Affordable Care Act. Rates generally trended downward for the remaining part of the year. In fact, the 2.64% rate seen at the end of 2016 was the peak of the U.S. 10-year Treasury, while the 30-year Treasury moved from 2.5% in November 2016 to peak at 3.2% in March 2017. Most of the rate changes came from the short end of the curve with rates one-year and shorter each moving over 0.75%.

The remaining portion of the year was focused on inflation, job growth, gross domestic product (“GDP”) and the path of U.S. interest rates driven by the U.S. Federal Reserve (the “Fed”). With inflation remaining within expectations and unemployment continuing to decline, along with GDP below 3%, the Fed remained generally cautious about the pace of interest rate changes. For the year, the Fed increased the federal funds rate, the rate at which banks lend to each other overnight, from a target range of 0.25%-0.50% to 1.00-1.25%. While still monitoring Fed action, the market turned its focus on the Fed reducing its $4.5 trillion balance sheet by reducing its reinvestment into Treasuries and Mortgage Backed Securities (‘MBS”), a process referred to as “Balance Sheet Normalization.” The process of Balance Sheet Normalization would implicitly raise rates and trigger another form of monetary tightening, which would be done over the course of multiple years.

Globally, fears of China’s economic growth and rapid currency depreciation dissipated and the Chinese economy appeared to stabilize. Additionally, while geo-political reform and potential for additional fractures of the European Union were of major focus, Europe was recovering as business sentiment, growth and

3

The Market Environment (continued)

unemployment were all improving. The overall global economic recovery was positive for credit, and the continued slow pace of interest rate increases created additional demand in income-oriented investments across multiple different sectors, all of which caused credit spreads to continue to tighten.

For the reporting period, the broader bond market posted generally positive returns largely attributable to an increase in overall interest rates and decreased spreads within the credit markets. Global government bonds, including treasuries in aggregate, were among the few categories that failed to provide positive returns, whereas global credit, U.S. corporate investment grade debt, and securitized debt posted positive returns for the fiscal year. Riskier fixed income sectors, such as high yield and emerging market debt, were among the leaders within the fixed income sector, as the appetite for risk and yield increased amidst a stable global environment of low rates and moderate expansion.

4

PBTP	Manager’s Analysis
PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio (PBTP)

As an index fund, the PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of ICE BofAML 0-5 Year US Inflation-Linked Treasury IndexSM (the “Index”). The Fund generally will invest at least 80% of its total assets in the component securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the shorter maturity subset of the U.S. Treasury Inflation-Protected Securities (“TIPS”) market, represented by TIPS with a remaining maturity of at least one month and less than five years. TIPS are U.S. dollar-denominated, U.S. government debt securities that are publicly offered for sale in the United States. TIPS are “inflation-linked,” meaning that their principal and interest payments are tied to inflation (as measured by the Consumer Price Index). TIPS are issued by the U.S. Treasury, and their payments are supported by the full faith and credit of the United States.

To qualify for inclusion in the Index, securities must have: (i) at least one month but less than five years remaining term to final maturity; (ii) at least 18 months to maturity when issued; and (iii) a minimum amount outstanding of $1 billion. Original issue zero coupon bonds may be included in the Index, and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. Index constituents are market capitalization-weighted. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

During the fiscal period from the Fund’s inception (September 22, 2017) through October 31, 2017, on a market price basis, the Fund returned 0.12%. On a net asset value (“NAV”) basis, the Fund returned 0.12%. During the same time period, the Index returned 0.09%.

For the fiscal period ended October 31, 2017, bonds with maturity between 0.2 and 0.3 year duration contributed most significantly to the Fund’s return, followed by bonds with maturity between 0.6 and 0.7 year duration and bonds with maturity 1.1 to 1.2 years, respectively. Bonds with maturity between 0.5 and 0.6 year duration detracted most significantly from the Fund’s return, followed by bonds with maturity between 0 and 0.1 year duration.

Positions that contributed most significantly to the Fund’s return included United States Treasury Inflation Index Bond, 0.125% coupon, due 04/15/2018 (portfolio average weight of 9.78%) and United States Treasury Inflation Index Bond, 0.125% coupon, due 04/15/2019 (portfolio average weight of 9.67%). Positions that detracted most significantly from the Fund’s return included United States Treasury Inflation Index Bond, 2.125% coupon, due 01/15/2019 (portfolio average weight of 3.22%) and United States Treasury Inflation Index Bond, 0.125% coupon, due 04/15/2022 (portfolio average weight of 5.57%).

Duration Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Maturing in 0-5 Years	99.7
Money Market Fund Plus Other Assets Less Liabilities	0.3

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
U.S. Treasury Inflation—Indexed Note, 0.125%, 04/15/2018	9.8
U.S. Treasury Inflation—Indexed Note, 0.125%, 04/15/2020	9.8
U.S. Treasury Inflation—Indexed Note, 0.125%, 04/15/2019	9.7
U.S. Treasury Inflation—Indexed Note, 0.125%, 04/15/2021	8.6
U.S. Treasury Inflation—Indexed Note, 0.125%, 01/15/2022	8.3
U.S. Treasury Inflation—Indexed Note, 0.125%, 07/15/2022	8.1
U.S. Treasury Inflation—Indexed Note, 1.125%, 01/15/2021	7.9
U.S. Treasury Inflation—Indexed Note, 0.625%, 07/15/2021	7.4
U.S. Treasury Inflation—Indexed Note, 1.250%, 07/15/2020	7.0
U.S. Treasury Inflation—Indexed Note, 0.125%, 04/15/2022	5.6
Total	82.2

*	Excluding money market fund holdings.

5

PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio (PBTP) (continued)

Fund Performance History as of October 31, 2017

Fund Inception†
Index	Cumulative
ICE BofAML 0-5 Year US Inflation-Linked Treasury IndexSM	0.09%
Fund
NAV Return	0.12
Market Price Return	0.12

Fund Inception: September 22, 2017

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.07% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. See powershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

6

PBDM	Manager’s Analysis
PowerShares PureBetaSM FTSE Developed ex-North America Portfolio (PBDM)

As an index fund, the PowerShares PureBetaSM FTSE Developed ex-North America Portfolio (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE Developed ex North America Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the large- and mid-capitalization segments of equity markets of countries around the world that are classified as developed markets within the country classification definition of the Index Provider, excluding the United States and Canada. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

During the fiscal period from the Fund’s inception (September 22, 2017) through October 31, 2017, on a market price basis, the Fund returned 2.12%. On a net asset value (“NAV”) basis, the Fund returned 1.80%. During the same time period, the Index returned 1.87%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

For the fiscal period ended October 31, 2017, the banks industry contributed most significantly to the Fund’s return, followed by the insurance and oil, gas & consumable fuels industries, respectively. The consumer finance industry detracted most significantly from the Fund’s return, followed by the energy equipment & services and leisure products industries, respectively.

Positions that contributed most significantly to the Fund’s return included Samsung Electronics Co., Ltd., a semiconductors company (portfolio average weight of 1.23%), and HSBC Holdings plc, a diversified banks company (portfolio average weight of 1.21%). Positions that detracted most significantly from the Fund’s return included Teva Pharmaceutical Industries Limited, a pharmaceuticals company (portfolio average weight of 0.19%), and BT Group plc, an integrated telecommunication services company (portfolio average weight of 0.24%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Financials	20.7
Industrials	14.8
Consumer Discretionary	12.5
Consumer Staples	10.8
Health Care	9.8
Information Technology	8.4
Materials	7.9
Energy	5.0
Telecommunication Services	3.7
Real Estate	3.3
Utilities	3.1
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Nestle SA	1.6
Samsung Electronics Co. Ltd.	1.5
HSBC Holdings PLC	1.2
Novartis AG	1.2
Toyota Motor Corp.	1.0
Roche Holding AG	1.0
British American Tobacco PLC	0.9
Royal Dutch Shell PLC, Class A	0.9
BP PLC	0.8
Total SA	0.8
Total	10.9

*	Excluding money market fund holdings.

7

PowerShares PureBetaSM FTSE Developed ex-North America Portfolio (PBDM) (continued)

Fund Performance History as of October 31, 2017

Fund Inception†
Index	Cumulative
FTSE Developed ex North America Index	1.87%
Fund
NAV Return	1.80
Market Price Return	2.12

Fund Inception: September 22, 2017

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.07% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. See powershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

8

PBEE	Manager’s Analysis
PowerShares PureBetaSM FTSE Emerging Markets Portfolio (PBEE)

As an index fund, the PowerShares PureBetaSM FTSE Emerging Markets Portfolio (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE Emerging Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (the Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the large- and mid-capitalization segments of equity markets of countries around the world that are classified as emerging markets within the country classification definition of the Index Provider. The Index Provider defines the large- and mid-capitalization segments as approximately the top 90% of the eligible universe. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (September 22, 2017) through October 31, 2017, on a market price basis, the Fund returned (0.39)%. On a net asset value (“NAV”) basis, the Fund returned 1.05%. During the same time period, the Index returned 0.57%. During the fiscal period, the Fund utilized a sampling methodology to achieve exposure for the Indian and Russian securities in the Index. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to sampling of these Indian and Russian securities, the Fund’s use of GDRs and ADRs, and the fees and expenses that the Fund incurred during the period.

For the fiscal period ended October 31, 2017, the banks industry contributed most significantly to the Fund’s return, followed by the internet software & services and semiconductors & semiconductor equipment industries, respectively. The food products industry detracted most significantly from the Fund’s return, followed by the multiline retail and pharmaceuticals industries, respectively.

Positions that contributed most significantly to the Fund’s return included Tencent Holdings Ltd., an internet software & services company (portfolio average weight of 4.59%), and Taiwan Semiconductor Manufacturing Co., Ltd., a semiconductors company (portfolio average weight of 4.16%). Positions that detracted most significantly from the Fund’s return included Tata Motors Limited Sponsored ADR, a construction & farm machinery & heavy trucks company (portfolio average weight of 1.67%), and Dr. Reddy’s Laboratories Ltd. Sponsored ADR, a pharmaceuticals company (portfolio average weight of 0.95%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Financials	30.3
Information Technology	18.7
Consumer Discretionary	9.2
Materials	8.1
Energy	8.1
Consumer Staples	5.5
Telecommunication Services	5.4
Industrials	5.3
Real Estate	3.7
Utilities	2.9
Health Care	2.5
Money Market Fund Plus Other Assets Less Liabilities	0.3

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Tencent Holdings Ltd.	5.5
Taiwan Semiconductor Manufacturing Co. Ltd.	4.5
PowerShares India Portfolio	3.4
State Bank of India GDR	2.7
Naspers Ltd., Class N	2.4
China Construction Bank Corp., H-Shares	1.9
Industrial & Commercial Bank of China Ltd., H-Shares	1.4
Tata Motors Ltd. ADR	1.4
Tata Steel Ltd. GDR	1.4
Infosys Ltd. ADR	1.3
Total	25.9

*	Excluding money market fund holdings.

9

PowerShares PureBetaSM FTSE Emerging Markets Portfolio (PBEE) (continued)

Fund Performance History as of October 31, 2017

Fund Inception†
Index	Cumulative
FTSE Emerging Index	0.57%
Fund
NAV Return	1.05
Market Price Return	(0.39)

Fund Inception: September 22, 2017

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.14% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. See powershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

10

PBUS	Manager’s Analysis
PowerShares PureBetaSM MSCI USA Portfolio (PBUS)

As an index fund, the PowerShares PureBetaSM MSCI USA Portfolio (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the MSCI USA Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI Inc. (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the large- and mid-capitalization segments of the U.S. equity market. The Index Provider weights securities in the Index by their free float-adjusted market capitalization. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

During the fiscal period from the Fund’s inception (September 22, 2017) through October 31, 2017, on a market price basis, the Fund returned 3.09%. On a net asset value (“NAV”) basis, the Fund returned 2.96%. During the same time period, the Index returned 2.99%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

For the fiscal period ended October 31, 2017, the information technology sector contributed most significantly to the Fund’s return, followed by the financials and consumer discretionary sectors, respectively. The healthcare sector detracted most significantly from the Fund’s return, followed by the consumer staples sector, respectively.

Positions that contributed most significantly to the Fund’s return included Apple Inc., a computer hardware company (portfolio average weight of 3.43%), and Microsoft Corporation, a systems software company (portfolio average weight of 2.34%). Positions that detracted most significantly from the Fund’s return included General Electric Company, an industrial conglomerates company (portfolio average weight of 0.89%), and QUALCOMM Incorporated, a communications equipment company (portfolio average weight of 0.40%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Information Technology	24.7
Financials	14.6
Health Care	13.7
Consumer Discretionary	12.3
Industrials	9.8
Consumer Staples	7.8
Energy	5.9
Utilities	3.1
Materials	3.1
Real Estate	3.0
Telecommunication Services	2.0
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2017
Security
Apple, Inc.	3.8
Microsoft Corp.	2.7
Amazon.com, Inc.	1.9
Facebook, Inc., Class A	1.9
Johnson & Johnson	1.6
JPMorgan Chase & Co.	1.6
Exxon Mobil Corp.	1.5
Alphabet, Inc., Class C	1.4
Alphabet, Inc., Class A	1.3
Bank of America Corp.	1.2
Total	18.9

11

PowerShares PureBetaSM MSCI USA Portfolio (PBUS) (continued)

Fund Performance History as of October 31, 2017

Fund Inception†
Index	Cumulative
MSCI USA Index	2.99%
Fund
NAV Return	2.96
Market Price Return	3.09

Fund Inception: September 22, 2017

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.04% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. See powershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

12

PBSM	Manager’s Analysis
PowerShares PureBetaSM MSCI USA Small Cap Portfolio (PBSM)

As an index fund, the PowerShares PureBetaSM MSCI USA Small Cap Portfolio (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the MSCI USA Small Cap Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI Inc. (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the small-capitalization segment of the U.S. equity market. The Index Provider weights securities in the Index by their free float-adjusted market capitalization. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

During the fiscal period from the Fund’s inception (September 22, 2017) through October 31, 2017, on a market price basis, the Fund returned 3.66%. On a net asset value (“NAV”) basis, the Fund returned 3.66%. During the same time period, the Index returned 3.67%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

For the fiscal period ended October 31, 2017, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and financials sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the telecommunication services and consumer staples sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Square Inc., a consumer finance company (portfolio average weight of 0.20%), and ON Semiconductor Corp., a semiconductor devices company (portfolio average weight of 0.24%). Positions that detracted most significantly from the Fund’s return included Rite Aid Corporation, a drug retail company (portfolio average weight of 0.15%), and Acadia Healthcare Co. Inc., a healthcare facilities company (portfolio average weight of 0.10%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Information Technology	17.1
Financials	15.8
Industrials	15.4
Health Care	12.1
Consumer Discretionary	12.0
Real Estate	10.4
Materials	6.2
Utilities	3.6
Energy	3.5
Consumer Staples	3.3
Telecommunication Services	0.6
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2017
Security
Take-Two Interactive Software, Inc.	0.3
Cognex Corp.	0.3
Chemours Co. (The)	0.3
Alnylam Pharmaceuticals, Inc.	0.3
Spirit AeroSystems Holdings, Inc., Class A	0.3
IAC/InterActiveCorp.	0.3
Owens Corning	0.3
ON Semiconductor Corp.	0.3
Alcoa Corp.	0.3
WellCare Health Plans, Inc.	0.2
Total	2.9

13

PowerShares PureBetaSM MSCI USA Small Cap Portfolio (PBSM) (continued)

Fund Performance History as of October 31, 2017

Fund Inception†
Index	Cumulative
MSCI USA Small Cap Index	3.67%
Fund
NAV Return	3.66
Market Price Return	3.66

Fund Inception: September 22, 2017

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.06% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. See powershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

14

PBND	Manager’s Analysis
PowerShares PureBetaSM US Aggregate Bond Portfolio (PBND)

As an index fund, the PowerShares PureBetaSM US Aggregate Bond Portfolio (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of ICE BofAML US Broad Market IndexSM (the “Index”). The Fund generally will invest at least 80% of its total assets in the component securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to provide a broad measure of the performance of the domestic investment grade bond market, represented by U.S. dollar-denominated, investment grade debt securities that are publicly offered for sale in the United States. Constituent securities may include U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgaged-backed securities and asset-backed securities. Transactions in U.S. government agency mortgage-backed securities may occur through standardized agreements for forward or future delivery in which the actual mortgage pools to be delivered are not specified until shortly prior to settlement (to be announced (“TBA”) transactions). The Fund may engage in such TBA transactions. Pending settlement of TBA transactions, the Fund will invest its assets in high-quality, liquid, short-term instruments, including affiliated money market funds. The Fund also may acquire interests in mortgage pools through means other than such standardized agreements for forward or future delivery.

To qualify for inclusion in the Index, securities must have: (i) at least one year to final maturity; (ii) at least 18 months to final maturity when issued; (iii) a fixed coupon schedule; and (iv) with the exception of U.S. Treasuries, an investment grade rating (based on an average of Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings, a division of S&P Global Inc. (“S&P”) and Fitch Ratings, Inc. (“Fitch”)). Original issue zero coupon bonds, Rule 144A securities, corporate pay-in-kind securities and “hybrid” securities (including those that may convert into preferred shares) are eligible for inclusion in the Index. Index constituents are capitalization-weighted, based on their current amount outstanding times the market price, plus accrued interest. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (September 29, 2017) October 31, 2017, on a market price basis, the Fund returned 0.29%. On a net asset value (“NAV”) basis, the Fund returned 0.01%. During the same time period, the Index returned 0.08%. During the fiscal period, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as due to the sampling methodology utilized by the Fund.

For the fiscal period ended October 31, 2017, the corporate credit sector contributed most significantly to the Fund’s return, followed by mortgages. The Treasury sector detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included FNMA 30YR 2016 Production, 3.00% coupon, due

12/1/2046, a mortgage security (portfolio average weight of 2.94%), and Dow Chemical Company, 4.375% coupon, due 11/15/2042, an investment grade corporate security (portfolio average weight of 0.42%). Positions that detracted most significantly from the Fund’s return included Pacific Gas and Electric Company, 6.05% coupon, due 3/1/2034, an investment grade corporate security (portfolio average weight of 0.52%), and United Mexican States, 4.75% coupon, due 3/8/2044, a sovereign security (portfolio average weight of 0.41%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Sovereign	44.0
FNMA Collateral	10.0
GNMA2 Collateral	6.9
Banks	5.9
FGLMC Collateral	5.7
Electric	2.2
Oil & Gas	2.0
Insurance	1.3
Commercial MBS	1.3
Telecommunications	1.2
Multi-National	1.2
Retail	0.9
Pipelines	0.9
Chemicals	0.9
Biotechnology	0.8
REITs	0.8
Media	0.8
Diversified Financial Services	0.8
Auto Manufacturers	0.8
Software	0.8
Credit Card ABS	0.8
Beverages	0.7
Municipal	0.6
Miscellaneous Manufacturing	0.6
Iron/Steel	0.5
Healthcare-Products	0.5
Food	0.4
Aerospace/Defense	0.4
Environmental Control	0.4
Agriculture	0.4
Transportation	0.4
Pharmaceuticals	0.4
Semiconductors	0.4
Housewares	0.4
Healthcare-Services	0.4
Computers	0.4
Regional (state/province)	0.4
Machinery-Diversified	0.4
Automobile ABS	0.4
Money Market Fund Plus Other Assets Less Liabilities	1.9

15

PowerShares PureBetaSM US Aggregate Bond Portfolio (PBND) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Government National Mortgage Association (GNMA), 3.500%, 08/20/2047	2.1
Government National Mortgage Association (GNMA), 3.000%, 11/20/2046	2.0
Federal National Mortgage Association (FNMA), 3.000%, 12/01/2046	1.9
Federal Home Loan Mortgage Corporation (FHLMC), 3.000%, 06/01/2046	1.8
Federal National Mortgage Association (FNMA), 3.500%, 08/01/2045	1.6

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Federal National Mortgage Association (FNMA), 3.000%, 09/01/2046	1.5
Government National Mortgage Association (GNMA), 3.500%, 09/20/2047	1.5
Federal National Mortgage Association (FNMA), 3.000%, 12/01/2046	1.3
Federal National Mortgage Association (FNMA), 4.000%, 09/01/2047	1.2
U.S. Treasury Bond, 6.625%, 02/15/2027	1.1
Total	16.0

*	Excluding money market fund holdings.

Fund Performance History as of October 31, 2017

Fund Inception†
Index	Cumulative
ICE BofAML US Broad Market IndexSM	0.08%
Fund
NAV Return	0.01
Market Price Return	0.29

Fund Inception: September 29, 2017

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.05% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. See powershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

16

Schedule of Investments

PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio (PBTP)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	U.S. Treasury Securities—99.7%
	U.S. Treasury Inflation—Indexed Notes—99.7%(a)
$76,000	U.S. Treasury Inflation—Indexed Notes	1.625%	01/15/2018	$89,479
230,000	U.S. Treasury Inflation—Indexed Notes	0.125	04/15/2018	244,321
70,000	U.S. Treasury Inflation—Indexed Notes	1.375	07/15/2018	80,951
68,000	U.S. Treasury Inflation—Indexed Notes	2.125	01/15/2019	79,989
230,000	U.S. Treasury Inflation—Indexed Notes	0.125	04/15/2019	241,665
70,000	U.S. Treasury Inflation—Indexed Notes	1.875	07/15/2019	83,716
88,000	U.S. Treasury Inflation—Indexed Notes	1.375	01/15/2020	103,300
232,000	U.S. Treasury Inflation—Indexed Notes	0.125	04/15/2020	244,143
150,000	U.S. Treasury Inflation—Indexed Notes	1.250	07/15/2020	175,647
170,000	U.S. Treasury Inflation—Indexed Notes	1.125	01/15/2021	197,992
208,000	U.S. Treasury Inflation—Indexed Notes	0.125	04/15/2021	215,913
166,000	U.S. Treasury Inflation—Indexed Notes	0.625	07/15/2021	185,499
190,000	U.S. Treasury Inflation—Indexed Notes	0.125	01/15/2022	206,435
138,000	U.S. Treasury Inflation—Indexed Notes	0.125	04/15/2022	139,132
190,000	U.S. Treasury Inflation—Indexed Notes	0.125	07/15/2022	203,581

	Total U.S. Treasury Securities (Cost $2,499,030)			2,491,763

Number of Shares
	Money Market Fund—0.1%
3,293	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(b)
	(Cost $3,293)			3,293

	Total Investments in Securities (Cost $2,502,323)—99.8%			2,495,056
	Other assets less liabilities—0.2%			3,762

	Net Assets—100.0%			$2,498,818

Notes to Schedule of Investments:

(a)	Principal amount of security and interest payments are adjusted for inflation. See Note 2J.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Schedule of Investments

PowerShares PureBetaSM FTSE Developed ex-North America Portfolio (PBDM)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—6.6%
72	Adelaide Brighton Ltd.	$343
104	AGL Energy Ltd.	2,015
80	ALS Ltd.	480
397	Alumina Ltd.	712
184	Amcor Ltd.	2,235
465	AMP Ltd.	1,772
23	Ansell Ltd.	423
177	APA Group	1,162
101	Aristocrat Leisure Ltd.	1,824
31	ASX Ltd.	1,283
312	Aurizon Holdings Ltd.	1,239
280	AusNet Services	380
466	Australia & New Zealand Banking Group Ltd.	10,691
62	Bank of Queensland Ltd.	635
76	Bendigo & Adelaide Bank Ltd.	663
510	BHP Billiton Ltd.	10,378
330	BHP Billiton PLC	5,971
90	BlueScope Steel Ltd.	886
185	Boral Ltd.	1,014
252	Brambles Ltd.	1,828
41	Caltex Australia Ltd.	1,077
91	Challenger Ltd.	928
15	CIMIC Group Ltd.	556
84	Coca-Cola Amatil Ltd.	525
9	Cochlear Ltd.	1,214
272	Commonwealth Bank of Australia	16,190
77	Computershare Ltd.	920
56	Crown Resorts Ltd.	498
72	CSL Ltd.	7,670
80	CSR Ltd.	291
162	Dexus REIT	1,214
10	Domino’s Pizza Enterprises Ltd.	357
94	Downer EDI Ltd.	504
62	DuluxGroup Ltd.	350
365	Fairfax Media Ltd.	308
9	Flight Centre Travel Group Ltd.	323
255	Fortescue Metals Group Ltd.	907
279	Goodman Group REIT	1,788
286	GPT Group (The) REIT	1,116
84	Harvey Norman Holdings Ltd.	243
275	Healthscope Ltd.	413
66	Iluka Resources Ltd.	475
268	Incitec Pivot Ltd.	785
376	Insurance Australia Group Ltd.	1,891
47	IOOF Holdings Ltd.	388
90	LendLease Group	1,119
82	Macquarie Atlas Roads Group	375
49	Macquarie Group Ltd.	3,695
20	Magellan Financial Group Ltd.	372
437	Medibank Private Ltd.	1,029
154	Metcash Ltd.	318
588	Mirvac Group REIT	1,087
421	National Australia Bank Ltd.	10,543
122	Newcrest Mining Ltd.	2,096
28	Nufarm Ltd.	195
186	Oil Search Ltd.	1,052

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Australia (continued)
60	Orica Ltd.	$960
278	Origin Energy Ltd.(a)	1,692
192	Orora Ltd.	501
47	OZ Minerals Ltd.	290
7	Perpetual Ltd.	260
37	Platinum Asset Management Ltd.	207
141	Qantas Airways Ltd.	665
218	QBE Insurance Group Ltd.	1,785
20	Ramsay Health Care Ltd.	1,026
8	REA Group Ltd.	443
281	Santos Ltd.(a)	970
812	Scentre Group REIT	2,503
55	SEEK Ltd.	775
118	Shopping Centres Australasia Property Group REIT	213
67	Sonic Healthcare Ltd.	1,118
829	South32 Ltd.	2,142
131	Star Entertainment Group Ltd. (The)	578
384	Stockland REIT	1,331
205	Suncorp Group Ltd.	2,135
175	Sydney Airport	954
133	Tabcorp Holdings Ltd.	458
208	Tatts Group Ltd.	665
661	Telstra Corp. Ltd.	1,794
57	TPG Telecom Ltd.	236
326	Transurban Group	3,032
117	Treasury Wine Estates Ltd.	1,404
520	Vicinity Centres REIT	1,057
95	Vocus Group Ltd.	210
180	Wesfarmers Ltd.	5,769
304	Westfield Corp. REIT	1,811
534	Westpac Banking Corp.	13,508
108	Whitehaven Coal Ltd.(a)	309
116	Woodside Petroleum Ltd.	2,733
205	Woolworths Ltd.	4,068
29	WorleyParsons Ltd.(a)	311

		166,659

	Austria—0.3%
9	ams AG	821
11	ANDRITZ AG	622
46	Erste Group Bank AG	1,977
22	OMV AG	1,322
20	Raiffeisen Bank International AG(a)	697
22	Telekom Austria AG, Class A	206
6	Vienna Insurance Group AG Wiener Versicherung Gruppe	176
18	voestalpine AG	991

		6,812

	Belgium—1.1%
4	Ackermans & van Haaren NV	685
31	Ageas	1,504
120	Anheuser-Busch InBev SA/NV	14,685
16	bpost SA	451
10	Colruyt SA	512
11	Groupe Bruxelles Lambert SA	1,181

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

PowerShares PureBetaSM FTSE Developed ex-North America Portfolio (PBDM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Belgium (continued)
44	KBC Group NV	$3,655
22	Proximus SADP	731
2	Sofina SA	301
11	Solvay SA	1,635
8	Telenet Group Holding NV(a)	553
19	UCB SA	1,383
30	Umicore SA	1,341

		28,617

	Chile—0.0%
55	Antofagasta PLC	697

	China—0.4%
110	AAC Technologies Holdings, Inc.	2,013
569	BOC Hong Kong (Holdings) Ltd.	2,709
424	China Mengniu Dairy Co. Ltd.	1,174
398	China Travel International Investment Hong Kong Ltd.	148
455	FIH Mobile Ltd.	143
464	Global Logistic Properties Ltd.	1,131
369	Guotai Junan International Holdings Ltd.	118
109	Minth Group Ltd.	588
129	Nexteer Automotive Group Ltd.	252
444	Semiconductor Manufacturing International Corp.(a)	681
567	Shougang Fushan Resources Group Ltd.	122
546	Shui On Land Ltd.	135
295	Tingyi Cayman Islands Holding Corp.	465
162	Towngas China Co. Ltd.	133
182	Uni-President China Holdings Ltd.	152
874	Want Want China Holdings Ltd.	715
495	Xinyi Solar Holdings Ltd.	171

		10,850

	Denmark—1.7%
1	AP Moller—Maersk A/S, Class A	1,854
1	AP Moller—Maersk A/S, Class B	1,921
17	Carlsberg A/S, Class B	1,941
14	Chr. Hansen Holding A/S	1,225
21	Coloplast A/S, Class B	1,848
112	Danske Bank A/S	4,273
29	DSV A/S	2,243
9	Genmab A/S(a)	1,817
9	H. Lundbeck A/S	535
29	ISS A/S	1,228
11	Jyske Bank A/S	622
279	Novo Nordisk A/S, Class B	13,881
34	Novozymes A/S, Class B	1,878
26	Orsted A/S(b)	1,457
17	Pandora A/S	1,605
127	TDC A/S	751
17	Tryg A/S	405
33	Vestas Wind Systems A/S	2,911
18	William Demant Holding A/S(a)	519

		42,914

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Finland—1.0%
23	Elisa Oyj	$927
68	Fortum Oyj	1,444
17	Huhtamaki Oyj	724
11	Kesko Oyj, Class B	562
60	Kone Oyj, Class B	3,248
17	Metso Oyj	618
20	Neste Oyj	1,114
897	Nokia Oyj	4,406
21	Nokian Renkaat Oyj	963
16	Orion Oyj, Class B	656
74	Sampo Oyj, Class A	3,878
91	Stora Enso Oyj, Class R	1,424
85	UPM-Kymmene Oyj	2,555
25	Wartsila Oyj Abp	1,610

		24,129

	France—9.5%
28	Accor SA	1,397
4	Aeroports de Paris	674
66	Air Liquide SA	8,404
87	Airbus Group SE	8,893
24	Alstom SA	971
8	Amundi SA(b)	678
11	Arkema SA	1,390
14	Atos SE	2,176
300	AXA SA	9,062
6	bioMerieux	471
171	BNP Paribas SA	13,355
155	Bollore SA	749
32	Bouygues SA	1,536
40	Bureau Veritas SA	1,072
25	Capgemini SE	3,039
87	Carrefour SA	1,751
9	Casino Guichard Perrachon SA	514
2	Christian Dior SE	687
79	Cie de Saint-Gobain	4,635
28	Cie Generale des Etablissements Michelin	4,051
9	CIE Plastic Omnium SA	375
25	CNP Assurances	582
181	Credit Agricole SA	3,159
93	Danone SA	7,599
21	Dassault Systemes SE	2,230
37	Edenred	1,067
11	Eiffage SA	1,149
76	Electricite de France SA	995
21	Elior Group(b)	596
261	Engie SA	4,412
32	Essilor International SA	4,052
2	Euler Hermes Group	232
7	Eurazeo SA	651
27	Eutelsat Communications SA	677
12	Faurecia	872
6	Fonciere des Regions REIT	611
7	Gecina SA REIT	1,136
72	Groupe Eurotunnel SE	905
5	Hermes International	2,595

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

PowerShares PureBetaSM FTSE Developed ex-North America Portfolio (PBDM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	France (continued)
6	ICADE REIT	$524
4	Iliad SA	999
6	Imerys SA	546
9	Ingenico Group SA	874
5	Ipsen SA	605
11	JCDecaux SA	421
12	Kering	5,501
33	Klepierre SA REIT	1,313
18	Lagardere SCA	593
42	Legrand SA	3,120
38	L’Oreal SA	8,457
39	LVMH Moet Hennessy Louis Vuitton SE	11,635
133	Natixis SA	1,043
304	Orange SA	4,988
7	Orpea	839
33	Pernod Ricard SA	4,950
70	Peugeot SA	1,661
33	Publicis Groupe SA	2,151
4	Remy Cointreau SA	520
27	Renault SA	2,678
48	Rexel SA	857
12	Rubis SCA	753
46	Safran SA	4,846
172	Sanofi	16,288
4	Sartorius Stedim Biotech	273
84	Schneider Electric SE	7,383
25	SCOR SE	1,038
4	SEB SA	746
4	Societe BIC SA	422
116	Societe Generale SA	6,459
14	Sodexo SA	1,782
58	Suez	1,020
9	Teleperformance	1,315
16	Thales SA	1,668
347	Total SA	19,351
12	Ubisoft Entertainment SA(a)	916
16	Unibail-Rodamco SE REIT	4,005
38	Valeo SA	2,572
78	Veolia Environnement SA	1,848
74	Vinci SA	7,246
169	Vivendi SA	4,198
5	Wendel SA	843
31	Zodiac Aerospace	887

		239,534

	Germany—9.0%
31	adidas AG	6,899
70	Allianz SE	16,256
7	Axel Springer SE	472
144	BASF SE	15,705
130	Bayer AG	16,916
51	Bayerische Motoren Werke AG	5,199
9	Bayerische Motoren Werke AG (Preference Shares)	786
16	Beiersdorf AG	1,795
25	Brenntag AG	1,416
26	Ceconomy AG	339

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Germany (continued)
165	Commerzbank AG(a)	$2,261
17	Continental AG	4,315
21	Covestro AG(b)	2,015
153	Daimler AG	12,707
295	Deutsche Bank AG	4,794
30	Deutsche Boerse AG	3,099
37	Deutsche Lufthansa AG	1,181
151	Deutsche Post AG	6,917
512	Deutsche Telekom AG	9,329
56	Deutsche Wohnen AG-BR	2,385
327	E.ON SE	3,859
24	Evonik Industries AG	875
4	Fielmann AG	351
6	Fraport AG Frankfurt Airport Services Worldwide	569
34	Fresenius Medical Care AG & Co. KGaA	3,288
64	Fresenius SE & Co. KGaA	5,346
5	FUCHS PETROLUB SE	249
11	FUCHS PETROLUB SE (Preference Shares)	618
28	GEA Group AG	1,350
10	Hannover Rueck SE	1,254
24	HeidelbergCement AG	2,446
7	Hella GmbH & Co. KGaA	421
19	Henkel AG & Co. KGaA	2,395
28	Henkel AG & Co. KGaA (Preference Shares)	3,931
3	HOCHTIEF AG	529
10	HUGO BOSS AG	895
179	Infineon Technologies AG	4,901
20	Innogy SE(b)	931
30	K+S AG	728
11	KION Group AG	880
15	LANXESS AG	1,172
10	LEG Immobilien AG	1,016
29	Linde AG	6,263
6	MAN SE	663
21	Merck KGaA	2,248
26	Metro AG(a)	497
8	MTU Aero Engines AG	1,349
21	Muenchener Rueckversicherungs-Gesellschaft AG In Muenchen	4,698
12	OSRAM Licht AG	918
24	Porsche Automobil Holding SE (Preference Shares)	1,742
36	ProSiebenSat.1 Media SE	1,256
77	RWE AG	1,925
143	SAP SE	16,269
5	Sartorius AG (Preference Shares)	466
120	Siemens AG	17,125
12	Suedzucker AG	238
19	Symrise AG	1,479
6	Talanx AG	236
106	Telefonica Deutschland Holding AG	539
67	thyssenkrupp AG	1,788
69	TUI AG	1,246
31	Uniper SE	871
18	United Internet AG	1,139
5	Volkswagen AG	928

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

PowerShares PureBetaSM FTSE Developed ex-North America Portfolio (PBDM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Germany (continued)
29	Volkswagen AG (Preference Shares)	$5,267
77	Vonovia SE	3,387
2	Wacker Chemie AG	312
18	Wirecard AG	1,773
17	Zalando SE(a)(b)	851

		228,263

	Hong Kong—3.1%
1,918	AIA Group Ltd.	14,431
43	ASM Pacific Technology Ltd.	626
188	Bank of East Asia Ltd. (The)	824
462	Brightoil Petroleum Holdings Ltd.(a)(c)	89
53	Cafe de Coral Holdings Ltd.	163
125	Cathay Pacific Airways Ltd.(a)	214
309	Champion REIT	223
2,000	China Oceanwide Holdings Ltd.(a)	167
169	Chow Tai Fook Jewellery Group Ltd.	177
427	CK Asset Holdings Ltd.	3,511
425	CK Hutchison Holdings Ltd.	5,396
98	CK Infrastructure Holdings Ltd.	853
261	CLP Holdings Ltd.	2,655
58	Dah Sing Banking Group Ltd.	128
23	Dah Sing Financial Holdings Ltd.	154
47	Dairy Farm International Holdings Ltd.	384
295	Esprit Holdings Ltd.(a)	178
369	First Pacific Co. Ltd.	281
335	Galaxy Entertainment Group Ltd.	2,280
43	Great Eagle Holdings Ltd.	237
355	Haitong International Securities Group Ltd.	201
138	Hang Lung Group Ltd.	485
321	Hang Lung Properties Ltd.	737
115	Hang Seng Bank Ltd.	2,722
170	Henderson Land Development Co. Ltd.	1,108
1,294	Hong Kong & China Gas Co. Ltd.	2,451
194	Hong Kong Exchanges & Clearing Ltd.	5,401
185	Hongkong Land Holdings Ltd.	1,341
90	Hopewell Holdings Ltd.	345
802	Hutchison Port Holdings Trust	345
98	Hysan Development Co. Ltd.	474
33	Jardine Matheson Holdings Ltd.	2,114
29	Jardine Strategic Holdings Ltd.	1,216
54	Johnson Electric Holdings Ltd.	218
87	Kerry Logistics Network Ltd.	120
94	Kerry Properties Ltd.	423
562	Kingston Financial Group Ltd.	434
917	Li & Fung Ltd.	462
351	Link REIT	2,949
126	Melco International Development Ltd.	345
222	MTR Corp. Ltd.	1,286
872	New World Development Co. Ltd.	1,299
221	NWS Holdings Ltd.	447
31	Orient Overseas International Ltd.	298
659	PCCW Ltd.	363
207	Power Assets Holdings Ltd.	1,794
380	Sands China Ltd.	1,790
175	Shangri-La Asia Ltd.	348
293	Shun Tak Holdings Ltd.	126

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong (continued)
470	Sino Land Co. Ltd.	$810
296	SJM Holdings Ltd.	254
348	Sun Art Retail Group Ltd.	351
225	Sun Hung Kai Properties Ltd.	3,680
80	Swire Pacific Ltd., Class A	790
146	Swire Pacific Ltd., Class B	252
167	Swire Properties Ltd.	564
198	Techtronic Industries Co. Ltd.	1,161
46	Television Broadcasts Ltd.	174
25	VTech Holdings Ltd.	355
1,328	WH Group Ltd.(b)	1,345
193	Wharf Holdings Ltd. (The)	1,755
130	Wheelock & Co. Ltd.	905
317	Xinyi Glass Holdings Ltd.	307
114	Yue Yuen Industrial Holdings Ltd.	437

		77,753

	Indonesia—0.0%
1,011	Golden Agri-Resources Ltd.	293

	Ireland—0.6%
108	Allied Irish Banks PLC	639
146	Bank of Ireland Group PLC(a)	1,144
133	CRH PLC	5,005
31	Glanbia PLC	599
70	James Hardie Industries PLC	1,068
23	Kerry Group PLC, Class A	2,316
24	Kingspan Group PLC	1,004
13	Paddy Power Betfair PLC	1,330
2	Ryanair Holdings PLC ADR(a)	224
38	Smurfit Kappa Group PLC	1,132

		14,461

	Israel—0.4%
10	Airport City Ltd.(a)	128
16	Alony Hetz Properties & Investments Ltd.	166
18	Amot Investments Ltd.	106
5	Azrieli Group Ltd.	282
163	Bank Hapoalim BM	1,154
228	Bank Leumi Le-Israel BM	1,261
324	Bezeq The Israeli Telecommunication Corp. Ltd.	484
1	Delek Group Ltd.	164
4	Elbit Systems Ltd.	593
8	First International Bank of Israel Ltd.	152
6	Frutarom Industries Ltd.	494
15	Gazit-Globe Ltd.	143
18	Harel Insurance Investments & Financial Services Ltd.	123
81	Israel Chemicals Ltd.	338
1	Israel Corp. Ltd. (The)(a)	187
185	Israel Discount Bank Ltd., Class A(a)	491
2	Melisron Ltd.	104
20	Mizrahi Tefahot Bank Ltd.	361
10	Nice Ltd.	824
237	Oil Refineries Ltd.	122
1	Paz Oil Co. Ltd.	163
6	Strauss Group Ltd.	122

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

PowerShares PureBetaSM FTSE Developed ex-North America Portfolio (PBDM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Israel (continued)
145	Teva Pharmaceutical Industries Ltd.	$1,980
15	Tower Semiconductor Ltd.(a)	497

		10,439

	Italy—2.2%
245	A2A SpA	421
208	Assicurazioni Generali SpA	3,790
84	Atlantia SpA	2,740
40	Banca Mediolanum SpA	341
241	Banco Bpm SpA(a)	841
11	Buzzi Unicem SpA	307
10	Buzzi Unicem SpA RSP	159
90	Davide Campari-Milano SpA	721
1,234	Enel SpA	7,655
397	Eni SpA	6,493
20	Ferrari NV	2,397
62	Finecobank Banca Fineco SpA	580
2,045	Intesa Sanpaolo SpA	6,875
148	Intesa Sanpaolo SpA-RSP	467
78	Italgas SpA	456
61	Leonardo SpA	1,054
25	Luxottica Group SpA	1,434
55	Mediaset SpA(a)	202
92	Mediobanca SpA	1,009
26	Moncler SpA	738
30	Parmalat SpA	114
55	Pirelli & C SpA(a)(b)	432
73	Poste Italiane SpA(b)	534
81	Prada SpA	280
34	Prysmian SpA	1,172
16	Recordati SpA	744
91	Saipem SpA(a)	382
7	Salvatore Ferragamo SpA	184
375	Snam SpA	1,916
1,811	Telecom Italia SpA(a)	1,572
957	Telecom Italia SpA/Milano-RSP	681
224	Terna Rete Elettrica Nazionale SpA	1,352
353	Unicredit SpA(a)	6,756
156	Unione di Banche Italiane SpA	733
149	UnipolSai Assicurazioni SpA	339

		55,871

	Japan—23.7%
100	77 Bank Ltd. (The)	2,525
4	ABC-Mart, Inc.	201
60	ACOM Co. Ltd.(a)	248
100	Adastria Co. Ltd.	2,172
28	Advantest Corp.	633
110	Aeon Co. Ltd.	1,695
18	AEON Financial Service Co. Ltd.	384
19	Aeon Mall Co. Ltd.	337
8	Aica Kogyo Co. Ltd.	278
46	Aiful Corp.(a)	159
3	Ain Holdings, Inc.	205
24	Air Water, Inc.	457
28	Aisin Seiki Co. Ltd.	1,439
80	Ajinomoto Co., Inc.	1,603

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
28	Alfresa Holdings Corp.	$533
30	Alps Electric Co. Ltd.	910
52	Amada Holdings Co. Ltd.	641
7	Aoyama Trading Co. Ltd.	259
100	Aplus Financial Co. Ltd.(a)	99
3	Ariake Japan Co. Ltd.	229
30	Asahi Glass Co. Ltd.	1,170
60	Asahi Group Holdings Ltd.	2,725
8	Asahi Intecc Co. Ltd.	462
197	Asahi Kasei Corp.	2,373
28	Asics Corp.	426
328	Astellas Pharma, Inc.	4,354
10	Autobacs Seven Co. Ltd.	171
30	Awa Bank Ltd. (The)	202
10	Azbil Corp.	435
31	Bandai Namco Holdings, Inc.	1,057
11	Benesse Holdings, Inc.	371
24	Bic Camera, Inc.	294
99	Bridgestone Corp.	4,696
37	Brother Industries Ltd.	892
12	Calbee, Inc.	403
7	Canon Marketing Japan, Inc.	175
163	Canon, Inc.	6,086
7	Capcom Co. Ltd.	177
34	Casio Computer Co. Ltd.	499
29	Central Japan Railway Co.	5,250
104	Chiba Bank Ltd. (The)	789
24	Chiyoda Corp.	141
111	Chubu Electric Power Co., Inc.	1,423
34	Chugai Pharmaceutical Co. Ltd.	1,616
27	Chugoku Bank Ltd. (The)	383
46	Chugoku Electric Power Co., Inc. (The)	510
43	Citizen Watch Co. Ltd.	313
19	Coca-Cola Bottlers Japan, Inc.	660
100	Colopl, Inc.	1,105
16	COMSYS Holdings Corp.	403
188	Concordia Financial Group Ltd.	984
10	Cosmo Energy Holdings Co. Ltd.	228
1	Cosmos Pharmaceutical Corp.	208
25	Credit Saison Co. Ltd.	500
15	CyberAgent, Inc.	462
100	Dai Nippon Printing Co. Ltd.	2,381
47	Daicel Corp.	582
15	Daifuku Co. Ltd.	727
180	Dai-ichi Life Holdings, Inc.	3,394
103	Daiichi Sankyo Co. Ltd.	2,357
7	Daiichikosho Co. Ltd.	329
42	Daikin Industries Ltd.	4,609
100	Daikyo, Inc.	1,916
11	Daito Trust Construction Co. Ltd.	1,920
103	Daiwa House Industry Co. Ltd.	3,753
255	Daiwa Securities Group, Inc.	1,584
17	DeNA Co. Ltd.	398
77	Denso Corp.	4,196
35	Dentsu, Inc.	1,486
13	DIC Corp.	479

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

PowerShares PureBetaSM FTSE Developed ex-North America Portfolio (PBDM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
4	Disco Corp.	$920
16	DMG Mori Co. Ltd.	319
19	Don Quijote Holdings Co. Ltd.	792
59	East Japan Railway Co.	5,696
16	Ebara Corp.	572
42	Eisai Co. Ltd.	2,327
26	Electric Power Development Co. Ltd.	651
5	Exedy Corp.	149
8	Ezaki Glico Co. Ltd.	443
13	Familymart UNY Holdings Co. Ltd.	737
31	FANUC Corp.	7,194
8	Fast Retailing Co. Ltd.	2,648
4	FP Corp.	209
91	Fuji Electric Co. Ltd.	654
100	Fuji Media Holdings, Inc.	1,531
7	Fuji Oil Holdings, Inc.	188
61	FUJIFILM Holdings Corp.	2,483
43	Fujikura Ltd.	372
9	Fujitsu General Ltd.	171
307	Fujitsu Ltd.	2,373
116	Fukuoka Financial Group, Inc.	593
10	Furukawa Electric Co. Ltd.	605
9	Glory Ltd.	334
3	GMO Payment Gateway, Inc.	219
15	Gree, Inc.	101
61	GS Yuasa Corp.	304
59	GungHo Online Entertainment, Inc.	158
68	Gunma Bank Ltd. (The)	434
14	H2O Retailing Corp.	257
65	Hachijuni Bank Ltd. (The)	404
38	Hakuhodo DY Holdings, Inc.	522
21	Hamamatsu Photonics K.K.	675
36	Hankyu Hanshin Holdings, Inc.	1,396
44	Haseko Corp.	635
8	Heiwa Corp.	147
4	Hikari Tsushin, Inc.	516
42	Hino Motors Ltd.	536
5	Hirose Electric Co. Ltd.	748
100	Hiroshima Bank Ltd. (The)	840
5	HIS Co. Ltd.	167
11	Hisamitsu Pharmaceutical Co., Inc.	603
7	Hitachi Capital Corp.	170
16	Hitachi Chemical Co. Ltd.	453
17	Hitachi Construction Machinery Co. Ltd.	578
10	Hitachi High-Technologies Corp.	415
8	Hitachi Kokusai Electric, Inc.	221
733	Hitachi Ltd.	5,786
31	Hitachi Metals Ltd.	399
7	Hitachi Transport System Ltd.	172
28	Hokkaido Electric Power Co., Inc.	220
20	Hokuhoku Financial Group, Inc.	327
27	Hokuriku Electric Power Co.	238
283	Honda Motor Co. Ltd.	8,774
6	Horiba Ltd.	354
8	Hoshizaki Corp.	754
12	House Foods Group, Inc.	355

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
60	Hoya Corp.	$3,242
56	Hulic Co. Ltd.	574
17	Ibiden Co. Ltd.	282
32	Ichigo, Inc.	113
23	Idemitsu Kosan Co. Ltd.	667
22	Iida Group Holdings Co. Ltd.	419
145	Inpex Corp.	1,537
57	Isetan Mitsukoshi Holdings Ltd.	616
86	Isuzu Motors Ltd.	1,248
9	Ito EN Ltd.	314
224	ITOCHU Corp.	3,899
8	ITOCHU Techno-Solutions Corp.	310
21	Itoham Yonekyu Holdings, Inc.	200
43	Iyo Bank Ltd. (The)	368
6	Izumi Co. Ltd.	310
39	J Front Retailing Co. Ltd.	572
5	JAFCO Co. Ltd.	245
19	Japan Airlines Co. Ltd.	647
7	Japan Airport Terminal Co. Ltd.	247
7	Japan Aviation Electronics Industry Ltd.	127
100	Japan Display, Inc.(a)	214
85	Japan Exchange Group, Inc.	1,519
100	Japan Petroleum Exploration Co. Ltd.	2,050
65	Japan Post Bank Co. Ltd.	819
266	Japan Post Holdings Co. Ltd.	3,062
10	Japan Post Insurance Co. Ltd.	215
10	Japan Steel Works Ltd. (The)	252
190	Japan Tobacco, Inc.	6,265
82	JFE Holdings, Inc.	1,746
34	JGC Corp.	565
30	JSR Corp.	578
36	JTEKT Corp.	588
505	JXTG Holdings, Inc.	2,592
12	Kagome Co. Ltd.	398
145	Kajima Corp.	1,497
21	Kakaku.com, Inc.	287
5	Kaken Pharmaceutical Co. Ltd.	253
100	Kamigumi Co. Ltd.	2,381
16	Kandenko Co. Ltd.	157
46	Kaneka Corp.	377
115	Kansai Electric Power Co., Inc. (The)	1,566
31	Kansai Paint Co. Ltd.	793
76	Kao Corp.	4,572
100	Kawasaki Heavy Industries Ltd.	3,459
100	Kawasaki Kisen Kaisha Ltd.(a)	2,598
289	KDDI Corp.	7,691
39	Keikyu Corp.	803
22	Keisei Electric Railway Co. Ltd.	660
37	Keiyo Bank Ltd. (The)	180
18	Kewpie Corp.	447
14	Keyence Corp.	7,741
28	Kikkoman Corp.	956
21	Kinden Corp.	353
133	Kirin Holdings Co. Ltd.	3,166
5	Kissei Pharmaceutical Co. Ltd.	137
10	Kobayashi Pharmaceutical Co. Ltd.	576

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

PowerShares PureBetaSM FTSE Developed ex-North America Portfolio (PBDM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
47	Kobe Steel Ltd.(a)	$393
8	Koei Tecmo Holdings Co. Ltd.	158
18	Koito Manufacturing Co. Ltd.	1,194
145	Komatsu Ltd.	4,718
4	Komeri Co. Ltd.	119
15	Konami Holdings Corp.	726
72	Konica Minolta, Inc.	626
5	Kose Corp.	604
13	K’s Holdings Corp.	297
177	Kubota Corp.	3,305
56	Kuraray Co. Ltd.	1,096
17	Kurita Water Industries Ltd.	537
2	Kusuri NO Aoki Holdings Co. Ltd.	111
49	Kyocera Corp.	3,253
7	KYORIN Holdings, Inc.	143
40	Kyowa Hakko Kirin Co. Ltd.	735
6	Kyudenko Corp.	265
73	Kyushu Electric Power Co., Inc.	829
61	Kyushu Financial Group, Inc.	385
25	Kyushu Railway Co.	798
8	Lawson, Inc.	521
38	Leopalace21 Corp.	282
6	Line Corp.(a)	246
8	Lintec Corp.	221
40	Lion Corp.	766
41	LIXIL Group Corp.	1,122
32	M3, Inc.	950
8	Mabuchi Motor Co. Ltd.	416
21	Maeda Corp.	262
9	Maeda Road Construction Co. Ltd.	193
39	Makita Corp.	1,630
248	Marubeni Corp.	1,652
33	Marui Group Co. Ltd.	501
10	Maruichi Steel Tube Ltd.	304
16	Matsui Securities Co. Ltd.	134
6	Matsumotokiyoshi Holdings Co. Ltd.	430
90	Mazda Motor Corp.	1,285
161	Mebuki Financial Group, Inc.	666
25	Medipal Holdings Corp.	462
7	Megmilk Snow Brand Co. Ltd.	195
21	MEIJI Holdings Co. Ltd.	1,711
67	Minebea Mitsumi, Inc.	1,216
8	Miraca Holdings, Inc.	371
44	MISUMI Group, Inc.	1,200
205	Mitsubishi Chemical Holdings Corp.	2,124
204	Mitsubishi Corp.	4,755
313	Mitsubishi Electric Corp.	5,320
187	Mitsubishi Estate Co. Ltd.	3,366
30	Mitsubishi Gas Chemical Co., Inc.	728
100	Mitsubishi Heavy Industries Ltd.	3,889
100	Mitsubishi Logistics Corp.	2,574
20	Mitsubishi Materials Corp.	755
99	Mitsubishi Motors Corp.	785
35	Mitsubishi Tanabe Pharma Corp.	768
2,040	Mitsubishi UFJ Financial Group, Inc.	13,689
69	Mitsubishi UFJ Lease & Finance Co. Ltd.	361

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
266	Mitsui & Co. Ltd.	$3,954
150	Mitsui Fudosan Co. Ltd.	3,467
16	Miura Co. Ltd.	374
4,029	Mizuho Financial Group, Inc.	7,265
2	Mochida Pharmaceutical Co. Ltd.	146
9	MonotaRO Co. Ltd.	246
6	Morinaga & Co. Ltd.	342
79	MS&AD Insurance Group Holdings, Inc.	2,666
30	Murata Manufacturing Co. Ltd.	4,670
18	Nabtesco Corp.	711
17	Nagase & Co. Ltd.	287
32	Nexon Co. Ltd.(a)	856
42	NGK Insulators Ltd.	822
30	NGK Spark Plug Co. Ltd.	676
32	NH Foods Ltd.	918
26	NHK Spring Co. Ltd.	295
17	Nichirei Corp.	436
37	Nidec Corp.	4,883
7	Nifco, Inc.	456
12	Nihon Kohden Corp.	265
10	Nihon M&A Center, Inc.	476
55	Nikon Corp.	1,037
17	Nintendo Co. Ltd.	6,553
8	Nippo Corp.	167
13	Nippon Electric Glass Co. Ltd.	527
27	Nippon Kayaku Co. Ltd.	427
24	Nippon Paint Holdings Co. Ltd.	841
15	Nippon Paper Industries Co. Ltd.	298
8	Nippon Shinyaku Co. Ltd.	565
5	Nippon Shokubai Co. Ltd.	374
124	Nippon Steel & Sumitomo Metal Corp.	2,947
106	Nippon Telegraph & Telephone Corp.	5,105
8	Nippon Television Holdings, Inc.	143
19	Nipro Corp.	276
25	Nishi-Nippon Financial Holdings, Inc.	289
22	Nissan Chemical Industries Ltd.	816
306	Nissan Motor Co. Ltd.	2,958
10	Nissan Shatai Co. Ltd.	106
41	Nisshin Seifun Group, Inc.	718
20	Nisshinbo Holdings, Inc.	238
11	Nissin Foods Holdings Co. Ltd.	690
12	Nitori Holdings Co. Ltd.	1,738
24	Nitto Denko Corp.	2,219
18	NOK Corp.	438
532	Nomura Holdings, Inc.	3,038
19	Nomura Real Estate Holdings, Inc.	416
17	Nomura Research Institute Ltd.	716
44	North Pacific Bank Ltd.	147
5	NS Solutions Corp.	121
72	NSK Ltd.	1,023
67	NTN Corp.	322
100	NTT Data Corp.	1,159
206	NTT DoCoMo, Inc.	4,969
17	NTT Urban Development Corp.	175
107	Obayashi Corp.	1,394
11	OBIC Co. Ltd.	723

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

PowerShares PureBetaSM FTSE Developed ex-North America Portfolio (PBDM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
48	Odakyu Electric Railway Co. Ltd.	$934
139	OJI Holdings Corp.	810
45	Olympus Corp.	1,659
31	OMRON Corp.	1,724
70	Ono Pharmaceutical Co. Ltd.	1,600
5	Oracle Corp. Japan	420
90	Orient Corp.	145
30	Oriental Land Co. Ltd.	2,390
203	ORIX Corp.	3,463
11	OSG Corp.	237
8	Otsuka Corp.	542
66	Otsuka Holdings Co. Ltd.	2,749
5	Paltac Corp.	198
338	Panasonic Corp.	5,058
17	Park24 Co. Ltd.	392
13	PeptiDream, Inc.(a)	411
27	Persol Holdings Co. Ltd.	666
17	Pigeon Corp.	599
4	Pilot Corp.	201
12	Pola Orbis Holdings, Inc.	380
127	Rakuten, Inc.	1,351
190	Recruit Holdings Co. Ltd.	4,642
16	Relo Group, Inc.	395
76	Renesas Electronics Corp.(a)	970
33	Rengo Co. Ltd.	215
347	Resona Holdings, Inc.	1,857
10	Resorttrust, Inc.	196
108	Ricoh Co. Ltd.	994
6	Rinnai Corp.	512
14	Rohm Co. Ltd.	1,289
15	Rohto Pharmaceutical Co. Ltd.	345
4	Ryohin Keikaku Co. Ltd.	1,176
24	San-In Godo Bank Ltd. (The)	219
8	Sankyo Co. Ltd.	257
9	Sanrio Co. Ltd.	149
57	Santen Pharmaceutical Co. Ltd.	902
31	Sanwa Holdings Corp.	387
10	Sapporo Holdings Ltd.	315
5	Sawai Pharmaceutical Co. Ltd.	283
32	SBI Holdings, Inc.	501
6	SCREEN Holdings Co. Ltd.	465
7	SCSK Corp.	300
31	Secom Co. Ltd.	2,340
31	Sega Sammy Holdings, Inc.	434
34	Seibu Holdings, Inc.	604
44	Seiko Epson Corp.	1,044
23	Seino Holdings Co. Ltd.	333
57	Sekisui Chemical Co. Ltd.	1,142
92	Sekisui House Ltd.	1,709
42	Senshu Ikeda Holdings, Inc.	161
122	Seven & i Holdings Co. Ltd.	4,909
104	Seven Bank Ltd.	383
40	Shiga Bank Ltd. (The)	228
24	Shikoku Electric Power Co., Inc.	312
7	Shimachu Co. Ltd.	197
43	Shimadzu Corp.	889

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
3	Shimamura Co. Ltd.	$333
12	Shimano, Inc.	1,634
90	Shimizu Corp.	1,053
65	Shin-Etsu Chemical Co. Ltd.	6,813
46	Shionogi & Co. Ltd.	2,464
62	Shiseido Co. Ltd.	2,550
83	Shizuoka Bank Ltd. (The)	801
1	Shochiku Co. Ltd.	148
20	Showa Denko K.K.	664
30	Showa Shell Sekiyu K.K.	352
100	SKY Perfect JSAT Holdings, Inc.	461
20	Skylark Co. Ltd.	298
9	SMC Corp.	3,425
135	SoftBank Group Corp.	11,818
11	Sohgo Security Services Co. Ltd.	527
199	Sojitz Corp.	597
58	Sompo Holdings, Inc.	2,317
200	Sony Corp.	7,767
28	Sony Financial Holdings, Inc.	460
12	Square Enix Holdings Co. Ltd.	483
23	Stanley Electric Co. Ltd.	843
28	Start Today Co. Ltd.	761
97	Subaru Corp.	3,319
6	Sugi Holdings Co. Ltd.	304
34	Sumco Corp.	738
239	Sumitomo Chemical Co. Ltd.	1,670
178	Sumitomo Corp.	2,559
26	Sumitomo Dainippon Pharma Co. Ltd.	370
119	Sumitomo Electric Industries Ltd.	2,012
21	Sumitomo Forestry Co. Ltd.	352
212	Sumitomo Mitsui Financial Group, Inc.	8,427
59	Sumitomo Mitsui Trust Holdings, Inc.	2,308
59	Sumitomo Osaka Cement Co. Ltd.	269
69	Sumitomo Realty & Development Co. Ltd.	2,286
28	Sumitomo Rubber Industries Ltd.	528
10	Sundrug Co. Ltd.	434
20	Suntory Beverage & Food Ltd.	913
28	Suruga Bank Ltd.	633
13	Suzuken Co. Ltd.	466
65	Suzuki Motor Corp.	3,532
23	Sysmex Corp.	1,565
95	T&D Holdings, Inc.	1,462
18	Tadano Ltd.	272
7	Taisho Pharmaceutical Holdings Co. Ltd.	530
23	Taiyo Nippon Sanso Corp.	274
18	Taiyo Yuden Co. Ltd.	310
28	Takara Holdings, Inc.	272
47	Takashimaya Co. Ltd.	429
121	Takeda Pharmaceutical Co. Ltd.	6,810
19	TDK Corp.	1,450
28	Teijin Ltd.	590
49	Terumo Corp.	2,029
18	THK Co. Ltd.	653
13	TIS, Inc.	402
37	Toda Corp.	300
18	Toho Co. Ltd.	594

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

PowerShares PureBetaSM FTSE Developed ex-North America Portfolio (PBDM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
75	Tohoku Electric Power Co., Inc.	$978
8	Tokai Rika Co. Ltd.	167
36	Tokai Tokyo Financial Holdings, Inc.	234
111	Tokio Marine Holdings, Inc.	4,743
6	Tokyo Broadcasting System Holdings, Inc.	121
7	Tokyo Century Corp.	303
247	Tokyo Electric Power Co. Holdings, Inc.(a)	1,009
25	Tokyo Electron Ltd.	4,346
33	Tokyo Tatemono Co. Ltd.	459
78	Tokyu Corp.	1,174
81	Tokyu Fudosan Holdings Corp.	528
17	Topcon Corp.	357
100	Toppan Forms Co. Ltd.	1,028
83	Toppan Printing Co. Ltd.	839
240	Toray Industries, Inc.	2,415
605	Toshiba Corp.(a)	1,752
23	TOTO Ltd.	1,119
25	Toyo Seikan Group Holdings Ltd.	438
14	Toyo Suisan Kaisha Ltd.	537
16	Toyo Tire & Rubber Co. Ltd.	360
12	Toyoda Gosei Co. Ltd.	290
10	Toyota Boshoku Corp.	200
25	Toyota Industries Corp.	1,520
415	Toyota Motor Corp.	25,529
35	Toyota Tsusho Corp.	1,263
18	Trend Micro, Inc.	958
8	TS Tech Co. Ltd.	284
10	Tsumura & Co.	371
6	Tsuruha Holdings, Inc.	741
8	Ulvac, Inc.	563
61	Unicharm Corp.	1,381
19	Ushio, Inc.	262
34	USS Co. Ltd.	682
8	Welcia Holdings Co. Ltd.	303
29	West Japan Railway Co.	2,035
207	Yahoo! Japan Corp.	924
16	Yakult Honsha Co. Ltd.	1,315
116	Yamada Denki Co. Ltd.	615
36	Yamaguchi Financial Group, Inc.	433
26	Yamaha Corp.	1,016
44	Yamaha Motor Co. Ltd.	1,305
56	Yamato Holdings Co. Ltd.	1,139
6	Yamato Kogyo Co. Ltd.	159
20	Yamazaki Baking Co. Ltd.	359
35	Yaskawa Electric Corp.	1,244
38	Yokogawa Electric Corp.	715
17	Yokohama Rubber Co. Ltd. (The)	379
8	Zenkoku Hosho Co. Ltd.	327
15	Zensho Holdings Co. Ltd.	277
23	Zeon Corp.	304

		600,790

	Jersey Island—0.1%
15	Randgold Resources Ltd.	1,473

	Jordan—0.0%
22	Hikma Pharmaceuticals PLC	340

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Luxembourg—0.2%
95	Arcelormittal(a)	$2,724
1	Eurofins Scientific SE	625
72	L’Occitane International SA	137
6	RTL Group SA	445
56	SES SA FDR, Class A	911
74	Tenaris SA	1,013

		5,855

	Macau—0.0%
118	MGM China Holdings Ltd.	266
231	Wynn Macau Ltd.	592

		858

	Mexico—0.0%
29	Fresnillo PLC	501

	Netherlands—4.0%
68	ABN AMRO Group NV CVA(b)	2,100
277	Aegon NV	1,635
40	Akzo Nobel NV	3,623
101	Altice NV, Class A(a)	1,906
13	Altice NV, Class B(a)	245
50	ASML Holding NV	9,017
29	ASR Nederland NV	1,189
13	Boskalis Westminster NV	465
17	Exor NV	1,090
13	Gemalto NV	515
8	GrandVision NV(b)	200
16	Heineken Holding NV	1,486
38	Heineken NV	3,703
617	ING Groep NV	11,400
202	Koninklijke Ahold Delhaize NV	3,802
28	Koninklijke DSM NV	2,389
489	Koninklijke KPN NV	1,688
149	Koninklijke Philips NV	6,067
10	Koninklijke Vopak NV	433
54	NN Group NV	2,262
15	OCI NV(a)	356
13	Philips Lighting NV(b)	493
17	Randstad Holding NV	1,046
705	Royal Dutch Shell PLC, Class A	22,146
590	Royal Dutch Shell PLC, Class B	18,972
46	Wolters Kluwer NV	2,255

		100,483

	New Zealand—0.2%
80	Air New Zealand Ltd.	181
147	Auckland International Airport Ltd.	627
114	Contact Energy Ltd.	449
89	Fisher & Paykel Healthcare Corp. Ltd.	808
110	Fletcher Building Ltd.	555
225	Kiwi Property Group Ltd.	204
108	Mercury NZ Ltd.	243
195	Meridian Energy Ltd.	381
65	Ryman Healthcare Ltd.	414
62	Sky Network Television Ltd.	106
106	SKYCITY Entertainment Group Ltd.	282

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

PowerShares PureBetaSM FTSE Developed ex-North America Portfolio (PBDM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	New Zealand (continued)
291	Spark New Zealand Ltd.	$734
14	Xero Ltd.(a)	330

		5,314

	Norway—0.6%
16	AKER BP ASA	367
171	DNB ASA	3,292
26	Gjensidige Forsikring ASA	488
64	Marine Harvest ASA	1,248
212	Norsk Hydro ASA	1,636
123	Orkla ASA	1,202
13	Schibsted ASA, Class A	335
14	Schibsted ASA, Class B	328
153	Statoil ASA	3,093
108	Telenor ASA	2,290
28	Yara International ASA	1,327

		15,606

	Portugal—0.1%
360	EDP-Energias de Portugal SA	1,284
82	Galp Energia SGPS SA	1,525
39	Jeronimo Martins SGPS SA	709

		3,518

	Russia—0.0%
41	Polymetal International PLC	476
260	United Co. RUSAL PLC	168

		644

	Singapore—1.2%
377	Ascendas Real Estate Investment Trust REIT	758
33	BOC Aviation Ltd.(b)	177
319	CapitaLand Commercial Trust Ltd. REIT	406
399	CapitaLand Ltd.	1,075
366	CapitaLand Mall Trust REIT	543
74	City Developments Ltd.	703
325	ComfortDelGro Corp. Ltd.	482
284	DBS Group Holdings Ltd.	4,749
916	Genting Singapore PLC	820
16	Jardine Cycle & Carriage Ltd.	463
227	Keppel Corp. Ltd.	1,250
519	Oversea-Chinese Banking Corp. Ltd.	4,533
100	SATS Ltd.	345
144	Sembcorp Industries Ltd.	349
129	Sembcorp Marine Ltd.	183
81	Singapore Airlines Ltd.	611
130	Singapore Exchange Ltd.	732
240	Singapore Post Ltd.	226
253	Singapore Press Holdings Ltd.	501
242	Singapore Technologies Engineering Ltd.	618
1,180	Singapore Telecommunications Ltd.	3,248
91	StarHub Ltd.	176
401	Suntec Real Estate Investment Trust REIT	574
203	United Overseas Bank Ltd.	3,668
75	UOL Group Ltd.	498
40	Venture Corp. Ltd.	572
308	Wilmar International Ltd.	766

		29,026

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Africa—0.1%
101	Investec PLC	$691
62	Mediclinic International PLC	479
58	Mondi PLC	1,403

		2,573

	South Korea—5.0%
5	Amorepacific Corp.	1,401
2	Amorepacific Corp. (Preference Shares)	319
5	AMOREPACIFIC Group	640
3	BGF Retail Co. Ltd.	212
46	BNK Financial Group, Inc.	408
7	Celltrion Healthcare Co. Ltd.(a)	368
12	Celltrion, Inc.(a)	1,854
11	Cheil Worldwide, Inc.	204
1	CJ CheilJedang Corp.	327
2	CJ Corp.	333
1	CJ Logistics Corp.(a)	140
8	Coway Co. Ltd.	695
4	Daelim Industrial Co. Ltd.	298
28	Daewoo Engineering & Construction Co. Ltd.(a)	184
24	DGB Financial Group, Inc.	224
7	Dongbu Insurance Co. Ltd.	440
5	Dongsuh Cos., Inc.	123
2	Doosan Corp.	239
10	Doosan Heavy Industries & Construction Co. Ltd.	156
21	Doosan Infracore Co. Ltd.(a)	174
3	E-MART, Inc.	600
7	GS Engineering & Construction Corp.(a)	162
8	GS Holdings Corp.	473
4	GS Retail Co. Ltd.	119
46	Hana Financial Group, Inc.	1,969
12	Hankook Tire Co. Ltd.	578
1	Hanmi Pharm Co. Ltd.(a)	414
2	Hanmi Science Co. Ltd.(a)	164
25	Hanon Systems	290
2	Hanssem Co. Ltd.	304
13	Hanwha Chemical Corp.	353
8	Hanwha Corp.	319
38	Hanwha Life Insurance Co. Ltd.	269
6	Hanwha Techwin Co. Ltd.(a)	206
5	Hite Jinro Co. Ltd.	119
5	Hotel Shilla Co. Ltd.	349
4	Hyosung Corp.	480
2	Hyundai Department Store Co. Ltd.	163
9	Hyundai Development Co.-Engineering & Construction	322
11	Hyundai Engineering & Construction Co. Ltd.	372
3	Hyundai Glovis Co. Ltd.	404
5	Hyundai Heavy Industries Co. Ltd.(a)	698
10	Hyundai Marine & Fire Insurance Co. Ltd.	405
2	Hyundai Mipo Dockyard Co. Ltd.(a)	194
10	Hyundai Mobis Co. Ltd.	2,379
23	Hyundai Motor Co.	3,305
4	Hyundai Motor Co. (Preference Shares)	368
6	Hyundai Motor Co. (2nd Preference Shares)	605
2	Hyundai Robotics Co. Ltd.(a)	806

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

PowerShares PureBetaSM FTSE Developed ex-North America Portfolio (PBDM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
12	Hyundai Steel Co.	$616
2	Hyundai Wia Corp.	115
42	Industrial Bank of Korea	575
5	Kakao Corp.	643
17	Kangwon Land, Inc.	520
62	KB Financial Group, Inc.	3,232
1	KCC Corp.	348
3	KEPCO Plant Service & Engineering Co. Ltd.	111
41	Kia Motors Corp.	1,295
10	Korea Aerospace Industries Ltd.	507
40	Korea Electric Power Corp.	1,400
4	Korea Gas Corp.(a)	146
6	Korea Investment Holdings Co. Ltd.	339
2	Korea Zinc Co. Ltd.	914
8	Korean Air Lines Co. Ltd.(a)	226
17	KT&G Corp.	1,608
3	Kumho Petrochemical Co. Ltd.	186
7	LG Chem Ltd.	2,521
1	LG Chem Ltd. (Preference Shares)	232
14	LG Corp.	1,075
35	LG Display Co. Ltd.	915
17	LG Electronics, Inc.	1,381
3	LG Electronics, Inc. (Preference Shares)	120
1	LG Household & Health Care Ltd.	1,051
31	LG Uplus Corp.	356
2	Lotte Chemical Corp.	660
0	Lotte Confectionery Co. Ltd.(a)	50
4	Lotte Corp.	269
3	LOTTE Fine Chemical Co. Ltd.	108
2	Lotte Shopping Co. Ltd.	359
3	LS Corp.	212
1	Mando Corp.	291
66	Mirae Asset Daewoo Co. Ltd.	598
4	NAVER Corp.	3,192
3	NCSOFT Corp.	1,142
3	Netmarble Games Corp.(a)(b)	466
20	NH Investment & Securities Co. Ltd.	251
3	NHN Entertainment Corp.(a)	184
3	OCI Co. Ltd.	303
4	Orion Corp.(a)	378
11	POSCO	3,196
8	POSCO Daewoo Corp.	139
3	S-1 Corp.	245
2	Samsung Biologics Co. Ltd.(a)(b)	686
11	Samsung C&T Corp.	1,453
5	Samsung Card Co. Ltd.	164
9	Samsung Electro-Mechanics Co. Ltd.	835
15	Samsung Electronics Co. Ltd.	36,872
3	Samsung Electronics Co. Ltd. (Preference Shares)	5,998
25	Samsung Engineering Co. Ltd.(a)	272
5	Samsung Fire & Marine Insurance Co. Ltd.	1,218
42	Samsung Heavy Industries Co. Ltd.(a)	442
10	Samsung Life Insurance Co. Ltd.	1,205
8	Samsung SDI Co. Ltd.	1,471
5	Samsung SDS Co. Ltd.	924

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
10	Samsung Securities Co., Ltd.	$318
72	Shinhan Financial Group Co. Ltd.	3,226
1	Shinsegae, Inc.	204
5	SK Holdings Co. Ltd.	1,292
85	SK Hynix, Inc.	6,236
10	SK Innovation Co. Ltd.	1,830
24	SK Networks Co. Ltd.	142
4	SK Telecom Co. Ltd.	943
3	SKC Co. Ltd.	106
6	S-Oil Corp.	688
80	Woori Bank	1,171
1	Yuhan Corp.	182

		126,281

	Spain—3.2%
98	Abertis Infraestructuras SA	2,120
4	Acciona SA	331
22	Acerinox SA	316
39	ACS Actividades de Construccion y Servicios SA	1,538
10	Aena SME SA(b)	1,835
66	Amadeus IT Group SA	4,479
1,057	Banco Bilbao Vizcaya Argentaria SA	9,251
889	Banco de Sabadell SA	1,780
2,514	Banco Santander SA	17,054
179	Bankia SA	855
109	Bankinter SA	1,029
570	CaixaBank SA	2,668
24	Cellnex Telecom SA(b)	596
3	Corp. Financiera Alba SA	176
97	Distribuidora Internacional de Alimentacion SA	475
24	EDP Renovaveis SA	198
36	Enagas SA	1,037
50	Endesa SA	1,145
76	Ferrovial SA	1,651
49	Gas Natural SDG SA	1,049
52	Grifols SA	1,628
41	Grifols SA (Preference Shares), Class B	948
7	Grupo Catalana Occidente SA	295
885	Iberdrola SA	7,153
167	Industria de Diseno Textil SA	6,244
157	Mapfre SA	514
29	Mediaset Espana Comunicacion SA	315
53	MERLIN Properties SOCIMI SA REIT	699
68	Red Electrica Corp. SA	1,506
184	Repsol SA	3,448
36	Siemens Gamesa Renewable Energy SA	522
698	Telefonica SA	7,323
28	Zardoya Otis SA	303

		80,481

	Sweden—2.7%
50	Alfa Laval AB	1,267
148	ASSA ABLOY AB, Class B	3,124
100	Atlas Copco AB, Class A	4,386
60	Atlas Copco AB, Class B	2,383
43	Boliden AB	1,505
35	Electrolux AB, Series B	1,237

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

PowerShares PureBetaSM FTSE Developed ex-North America Portfolio (PBDM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Sweden (continued)
94	Essity AB, Class B(a)	$2,810
15	Fastighets AB Balder, Class B(a)	391
35	Getinge AB, Class B	689
150	Hennes & Mauritz AB, Class B	3,766
40	Hexagon AB, Class B	2,051
59	Husqvarna AB, Class B	576
12	ICA Gruppen AB	443
33	Industrivarden AB, Class A	896
27	Industrivarden AB, Class C	694
19	Investment AB Latour, Class B	264
72	Investor AB, Class B	3,568
37	Kinnevik AB, Class B	1,214
6	L E Lundbergforetagen AB, Class B	468
28	Lundin Petroleum AB(a)	659
2	Melker Schorling AB	138
504	Nordea Bank AB	6,092
7	Saab AB, Class B	358
170	Sandvik AB	3,105
51	Securitas AB, Class B	895
227	Skandinaviska Enskilda Banken AB, Class A	2,798
56	Skanska AB, Class B	1,229
60	SKF AB, Class B	1,395
94	Svenska Cellulosa AB (SCA), Class B	883
232	Svenska Handelsbanken AB, Class A	3,325
166	Swedbank AB, Class A	4,120
29	Swedish Match AB	1,093
55	Tele2 AB, Class B	700
469	Telefonaktiebolaget LM Ericsson, Class B	2,952
409	Telia Co. AB	1,893
39	Trelleborg AB, Class B	966
248	Volvo AB, Class B	4,915

		69,248

	Switzerland—8.0%
306	ABB Ltd.	8,006
26	Adecco Group AG	2,065
13	Aryzta AG	413
8	Baloise Holding AG	1,262
1	Barry Callebaut AG	1,562
81	Cie Financiere Richemont SA	7,476
43	Clariant AG	1,083
31	Coca-Cola HBC AG	1,048
405	Credit Suisse Group AG	6,391
4	DKSH Holding AG	336
5	Dufry AG(a)	745
1	EMS-CHEMIE HOLDING AG	656
40	Ferguson PLC	2,797
3	Flughafen Zurich AG	653
6	Geberit AG	2,718
1	Givaudan SA	2,235
1,849	Glencore PLC	8,913
1	Helvetia Holding AG	538
12	Idorsia Ltd.(a)	237
34	Julius Baer Group Ltd.	2,012
8	Kuehne + Nagel International AG	1,398
76	LafargeHolcim Ltd.	4,296
23	Logitech International SA	822

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Switzerland (continued)
12	Lonza Group AG	$3,190
491	Nestle SA	41,327
372	Novartis AG	30,677
6	Pargesa Holding SA	503
3	Partners Group Holding AG	2,019
6	PSP Swiss Property AG	529
110	Roche Holding AG	25,436
5	Roche Holding AG-BR	1,163
3	Schindler Holding AG	663
7	Schindler Holding AG-PC	1,588
1	SGS SA	2,472
8	Sonova Holding AG	1,445
99	STMicroelectronics NV	2,330
2	Straumann Holding AG	1,398
2	Sulzer AG	256
7	Swatch Group AG (The)	528
5	Swatch Group AG (The)-BR	1,961
6	Swiss Life Holding AG	2,088
11	Swiss Prime Site AG	940
49	Swiss RE AG	4,613
4	Swisscom AG	2,023
9	Temenos Group AG	1,040
551	UBS Group AG	9,386
8	Vifor Pharma AG	1,030
24	Zurich Insurance Group AG	7,331

		203,598

	United Arab Emirates—0.0%
13	NMC Health PLC	499

	United Kingdom—14.6%
151	3i Group PLC	1,927
32	Admiral Group PLC	818
38	Aggreko PLC	473
178	Anglo American PLC	3,357
61	Ashmore Group PLC	312
79	Ashtead Group PLC	2,035
55	Associated British Foods PLC	2,434
199	AstraZeneca PLC	13,298
149	Auto Trader Group PLC(b)	678
644	Aviva PLC	4,319
40	Babcock International Group PLC	431
505	BAE Systems PLC	3,980
2,694	Barclays PLC	6,652
159	Barratt Developments PLC	1,382
20	Bellway PLC	969
20	Berkeley Group Holdings PLC (The)	994
262	Booker Group PLC	700
3,032	BP PLC	20,542
358	British American Tobacco PLC	23,157
163	British Land Co. PLC (The) REIT	1,301
1,329	BT Group PLC	4,594
53	Bunzl PLC	1,650
68	Burberry Group PLC	1,718
105	Capita PLC	731
116	Capital & Counties Properties PLC	410
887	Centrica PLC	2,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

PowerShares PureBetaSM FTSE Developed ex-North America Portfolio (PBDM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
152	CNH Industrial NV, Class A	$1,942
380	Cobham PLC(a)	701
251	Compass Group PLC	5,510
208	Convatec Group PLC(b)	541
20	Croda International PLC	1,111
140	CYBG PLC(a)	586
42	Daily Mail & General Trust PLC NV, Class A	387
14	DCC PLC	1,327
16	Derwent London PLC REIT	569
389	Diageo PLC	13,286
218	Direct Line Insurance Group PLC	1,076
158	Dixons Carphone PLC	364
150	DS Smith PLC	1,038
35	easyJet PLC	622
147	Experian PLC	3,096
173	Fiat Chrysler Automobiles NV(a)	2,991
246	G4S PLC	918
272	GKN PLC	1,145
760	GlaxoSmithKline PLC	13,700
60	Halma PLC	942
126	Hammerson PLC REIT	877
39	Hargreaves Lansdown PLC	819
95	Howden Joinery Group PLC	517
3,154	HSBC Holdings PLC	30,755
43	IMI PLC	698
151	Imperial Brands PLC	6,157
66	Inchcape PLC	685
130	Informa PLC	1,203
72	Inmarsat PLC	594
30	InterContinental Hotels Group PLC	1,662
165	International Consolidated Airlines Group SA	1,394
26	Intertek Group PLC	1,873
141	Intu Properties PLC REIT	404
591	ITV PLC	1,291
256	J Sainsbury PLC	824
104	John Wood Group PLC	983
30	Johnson Matthey PLC	1,347
91	Just Eat PLC(a)	943
348	Kingfisher PLC	1,445
113	Land Securities Group PLC REIT	1,450
939	Legal & General Group PLC	3,329
11,321	Lloyds Banking Group PLC	10,267
50	London Stock Exchange Group PLC	2,497
258	Marks & Spencer Group PLC	1,179
123	Meggitt PLC	847
301	Melrose Industries PLC	879
111	Merlin Entertainments PLC(b)	558
69	Micro Focus International PLC	2,424
546	National Grid PLC	6,569
22	Next PLC	1,438
754	Old Mutual PLC	1,912
130	Pearson PLC	1,214
66	Pennon Group PLC	696
49	Persimmon PLC	1,823
24	Provident Financial PLC	297
410	Prudential PLC	10,083

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
98	Reckitt Benckiser Group PLC	$8,765
142	RELX NV	3,208
168	RELX PLC	3,866
292	Rentokil Initial PLC	1,302
15	Rightmove PLC	827
67	Rio Tinto Ltd.	3,568
189	Rio Tinto PLC	8,906
12,006	Rolls-Royce Holdings C Shares(a)	16
261	Rolls-Royce Holdings PLC	3,372
511	Royal Bank of Scotland Group PLC(a)	1,917
145	Royal Mail PLC	721
65	RPC Group PLC	814
162	RSA Insurance Group PLC	1,353
172	Sage Group PLC (The)	1,703
18	Schroders PLC	835
158	Segro PLC REIT	1,139
37	Severn Trent PLC	1,037
164	Sky PLC(a)	2,054
139	Smith & Nephew PLC	2,623
63	Smiths Group PLC	1,314
12	Spirax-Sarco Engineering PLC	900
159	SSE PLC	2,918
83	St. James’s Place PLC	1,297
428	Standard Chartered PLC(a)	4,265
430	Standard Life Aberdeen PLC	2,454
74	Tate & Lyle PLC	635
515	Taylor Wimpey PLC	1,364
73	TechnipFMC PLC(a)	1,985
1,295	Tesco PLC	3,120
40	Travis Perkins PLC	807
241	Unilever NV CVA	14,011
187	Unilever PLC	10,602
108	United Utilities Group PLC	1,195
4,188	Vodafone Group PLC	11,990
35	Weir Group PLC (The)	908
29	Whitbread PLC	1,422
136	William Hill PLC	467
342	WM Morrison Supermarkets PLC	1,018
298	Worldpay Group PLC(b)	1,607
196	WPP PLC	3,472

		370,424

	United States—0.4%
28	Carnival PLC	1,845
35	Qiagen NV(a)	1,185
203	Samsonite International SA	847
141	Shire PLC	6,967
26	Sims Metal Management Ltd.	264

		11,108

	Total Common Stocks and Other Equity Interests (Cost $2,502,016)	2,535,912

	Rights—0.0%
	Australia—0.0%
6	Nufarm Ltd., expiring 11/13/17(a)	8

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

PowerShares PureBetaSM FTSE Developed ex-North America Portfolio (PBDM) (continued)

October 31, 2017

Number of Shares		Value
	Rights (continued)
	Spain—0.0%
76	Ferrovial SA, expiring 11/13/17(a)	$36

	Total Rights (Cost $36)	44

	Money Market Fund—1.0%
25,536	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(d) (Cost $25,536)	25,536

	Total Investments in Securities (Cost $2,527,588)—101.0%	2,561,492
	Other assets less liabilities—(1.0)%	(24,708)

	Net Assets—100.0%	$2,536,784

Investment Abbreviations:

ADR—American Depositary Receipt

BR—Bearer Shares

CVA—Dutch Certificates

FDR—Fiduciary Depositary Receipt

PC—Participation Certificate

REIT—Real Estate Investment Trust

RSP—Registered Savings Plan Shares

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $18,776, which represented less than 1% of the Fund’s Net Assets.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Schedule of Investments

PowerShares PureBetaSM FTSE Emerging Markets Portfolio (PBEE)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.7%
	Brazil—8.9%
90	AES Tiete Energia SA	$356
2,543	Ambev SA	16,247
172	Atacadao Distribuicao Comercio E Industria Ltda(a)	845
1,142	B3 SA - Brasil Bolsa Balcao	8,343
455	Banco Bradesco SA	4,559
1,753	Banco Bradesco SA (Preference Shares)	18,584
119	Banco BTG Pactual SA	801
627	Banco do Brasil SA	6,601
229	Banco Santander Brasil SA	2,003
393	BB Seguridade Participacoes SA	3,331
484	BR Malls Participacoes SA	1,876
130	Bradespar SA (Preference Shares)	954
110	Braskem SA (Preference Shares), Class A	1,761
337	BRF SA(a)	4,558
648	CCR SA	3,605
182	Centrais Eletricas Brasileiras SA(a)	1,227
132	Centrais Eletricas Brasileiras SA (Preference Shares), Class B	1,023
90	Cia Brasileira de Distribuicao (Preference Shares), Class A(a)	2,096
10	Cia de Gas de Sao Paulo—Comgas (Preference Shares), Class A	154
197	Cia de Saneamento Basico do Estado de Sao Paulo	1,795
28	Cia de Transmissao de Energia Electrica Paulista (Preference Shares)	569
40	Cia Energetica de Minas Gerais, Class A	89
466	Cia Energetica de Minas Gerais (Preference Shares)	1,101
12	Cia Paranaense de Energia	79
59	Cia Paranaense de Energia (Preference Shares), Class B	451
358	Cia Siderurgica Nacional SA(a)	923
647	Cielo SA	4,426
89	Cosan SA Industria e Comercio	1,018
237	CPFL Energia SA	1,992
172	EDP—Energias do Brasil SA	757
424	Embraer SA	2,031
81	Engie Brasil Energia SA	886
98	Equatorial Energia SA	1,827
148	Estacio Participacoes SA	1,327
134	Fibria Celulose SA	2,144
113	Fleury SA	998
51	Gerdau SA	169
544	Gerdau SA (Preference Shares)	1,821
48	Grendene SA	404
216	Hypermarcas SA	2,258
1,814	Itau Unibanco Holding SA (Preference Shares)	23,317
2,237	Itausa—Investimentos Itau SA (Preference Shares)	7,166
465	JBS SA	1,072
384	Klabin SA	2,219
880	Kroton Educacional SA	4,839
90	Localiza Rent A Car SA	1,592
128	Lojas Americanas SA	560
437	Lojas Americanas SA (Preference Shares)	2,348

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Brazil (continued)
411	Lojas Renner SA	$4,332
49	M Dias Branco SA	721
52	Multiplan Empreendimentos Imobiliarios SA	1,137
26	Multiplus SA	302
107	Natura Cosmeticos SA	1,013
154	Odontoprev SA	741
1,706	Petroleo Brasileiro SA(a)	9,084
2,225	Petroleo Brasileiro SA (Preference Shares)(a)	11,406
55	Porto Seguro SA	600
129	Qualicorp SA	1,380
125	Raia Drogasil SA	2,988
627	Rumo SA(a)	2,434
98	Sao Martinho SA	552
34	Smiles Fidelidade SA	889
128	Sul America SA	702
253	Suzano Papel E Celulose SA (Preference Shares), Class A	1,572
241	Telefonica Brasil SA (Preference Shares)	3,720
470	TIM Participacoes SA	1,743
110	Transmissora Alianca de Energia Eletrica SA	689
253	Ultrapar Participacoes SA	6,040
220	Usinas Siderurgicas de Minas Gerais SA (Preference Shares), Class A(a)	592
1,693	Vale SA	16,613
171	Vale SA (Preference Shares)	1,555
350	WEG SA	2,277

		222,184

	Chile—1.5%
1,563	AES Gener SA	540
1,561	Aguas Andinas SA, Class A	1,018
14,965	Banco de Chile	2,298
24	Banco de Credito e Inversiones	1,615
33,318	Banco Santander Chile	2,622
774	Cencosud SA	2,319
85	Cia Cervecerias Unidas SA	1,228
4,062	Colbun SA	960
147	Embotelladora Andina SA (Preference Shares), Class B	754
76	Empresa Nacional de Telecomunicaciones SA	884
647	Empresas CMPC SA	2,065
231	Empresas COPEC SA	3,563
16,259	Enel Americas SA	3,501
11,234	Enel Chile SA	1,311
1,832	Enel Generacion Chile SA	1,599
96,909	Itau CorpBanca	904
188	Latam Airlines Group SA	2,594
337	Parque Arauco SA	968
334	S.A.C.I. Falabella	3,193
51	Sociedad Quimica y Minera de Chile SA (Preference Shares), Series B	3,049
267	Sonda SA	521

		37,506

	China—28.6%
565	3sbio, Inc.(a)(b)	1,011
12	58.com, Inc., Class A ADR(a)	806

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

PowerShares PureBetaSM FTSE Emerging Markets Portfolio (PBEE) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
813	Agile Group Holdings Ltd.	$1,184
14,836	Agricultural Bank of China Ltd., H-Shares	6,979
1,058	Air China Ltd., H-Shares	1,008
158	Alibaba Group Holding Ltd. ADR(a)	29,213
1,733	Alibaba Health Information Technology Ltd.(a)	928
2,292	Aluminum Corp. of China Ltd., H-Shares(a)	1,845
631	Angang Steel Co. Ltd., H-Shares	552
688	Anhui Conch Cement Co. Ltd., H-Shares	2,941
287	Anhui Expressway Co. Ltd., H-Shares	230
100	Anhui Gujing Distillery Co. Ltd., Class B	563
692	ANTA Sports Products Ltd.	3,096
9	Autohome, Inc., Class A ADR(a)	518
1,421	AviChina Industry & Technology Co. Ltd., H-Shares	825
795	Baic Motor Corp. Ltd., H-Shares(b)	930
41	Baidu, Inc. ADR(a)	10,002
44,225	Bank of China Ltd., H-Shares	22,051
4,526	Bank of Communications Co. Ltd., H-Shares	3,411
1,359	BBMG Corp., H-Shares	678
862	Beijing Capital International Airport Co. Ltd., H-Shares	1,414
299	Beijing Enterprises Holdings Ltd.	1,776
2,340	Beijing Enterprises Water Group Ltd.	1,965
1,174	Beijing Jingneng Clean Energy Co. Ltd., H-Shares	328
403	Beijing North Star Co. Ltd., H-Shares	150
200	Bengang Steel Plates Co. Ltd., Class B(a)	84
600	Boe Technology Group Co. Ltd., Class A	391
1,602	Brilliance China Automotive Holdings Ltd.	4,049
399	BYD Co. Ltd., H-Shares	3,496
449	BYD Electronic International Co. Ltd.	1,214
381	Car, Inc.(a)	339
683	Central China Securities Co. Ltd., H-Shares(b)	314
6,487	CGN Power Co. Ltd., H-Shares(b)	1,904
1,220	China Agri-Industries Holdings Ltd.	596
1,070	China BlueChemical Ltd., H-Shares	320
5,485	China Cinda Asset Management Co. Ltd., H-Shares	2,130
4,803	China CITIC Bank Corp. Ltd., H-Shares	3,090
1,217	China Coal Energy Co. Ltd., H-Shares	557
2,573	China Communications Construction Co. Ltd., H-Shares	3,123
1,465	China Communications Services Corp. Ltd., H-Shares	888
944	China Conch Venture Holdings Ltd.	1,924
51,920	China Construction Bank Corp., H-Shares	46,318
1,848	China Dongxiang Group Co. Ltd.	343
910	China Eastern Airlines Corp. Ltd., H-Shares	462
1,881	China Everbright Bank Co. Ltd., H-Shares	887
1,528	China Everbright International Ltd.	2,154
485	China Everbright Ltd.	1,150
1,699	China Evergrande Group(a)	6,544
413	China Foods Ltd.	261
2,145	China Galaxy Securities Co. Ltd., H-Shares	1,870
3,487	China Huarong Asset Management Co. Ltd., H-Shares(b)	1,640
408	China International Capital Corp. Ltd., H-Shares(b)	841

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
252	China International Marine Containers Group Co. Ltd., H-Shares	$502
2,853	China Jinmao Holdings Group Ltd.	1,280
4,324	China Life Insurance Co. Ltd., H-Shares	14,299
4	China Lodging Group Ltd. ADR(a)	536
1,962	China Longyuan Power Group Corp., H-Shares	1,454
552	China Machinery Engineering Corp., H-Shares	338
720	China Medical System Holdings Ltd.	1,331
2,199	China Merchants Bank Co. Ltd., H-Shares	8,385
690	China Merchants Port Holdings Co. Ltd.	2,158
530	China Merchants Securities Co. Ltd., H-Shares(b)	883
3,213	China Minsheng Banking Corp. Ltd., H-Shares	3,109
3,071	China Mobile Ltd.	30,841
2,285	China Molybdenum Co. Ltd., H-Shares	1,485
100	China National Accord Medicines Corp. Ltd., Class B	525
1,674	China National Building Material Co. Ltd., H-Shares	1,412
673	China National Materials Co. Ltd., H-Shares	465
1,052	China Oilfield Services Ltd., H-Shares	932
2,229	China Overseas Land & Investment Ltd.	7,228
1,499	China Pacific Insurance (Group) Co. Ltd., H-Shares	7,388
14,827	China Petroleum & Chemical Corp. (Sinopec), H-Shares	10,890
1,923	China Power International Development Ltd.	611
1,097	China Railway Construction Corp. Ltd., H-Shares	1,377
2,223	China Railway Group Ltd., H-Shares	1,787
910	China Railway Signal & Communication Corp. Ltd., H-Shares(b)	716
3,881	China Reinsurance Group Corp., H-Shares	861
914	China Resources Beer Holdings Co. Ltd.	2,636
1,010	China Resources Cement Holdings Ltd.	682
465	China Resources Gas Group Ltd.	1,702
1,555	China Resources Land Ltd.	4,634
962	China Resources Pharmaceutical Group Ltd.(b)	1,171
1,092	China Resources Power Holdings Co. Ltd.	2,099
1,975	China Shenhua Energy Co. Ltd., H-Shares	4,719
1,400	China South City Holdings Ltd.	391
1,103	China Southern Airlines Co. Ltd., H-Shares	814
1,105	China State Construction International Holdings Ltd.	1,552
843	China Taiping Insurance Holdings Co. Ltd.	2,777
8,065	China Telecom Corp. Ltd., H-Shares	4,042
1,418	China Traditional Chinese Medicine Holdings Co. Ltd.	812
3,209	China Unicom Hong Kong Ltd.(a)	4,557
765	China Vanke Co. Ltd., H-Shares	2,721
809	China Zhongwang Holdings Ltd.	477
400	Chongqing Changan Automobile Co. Ltd., Class B	523
1,514	Chongqing Rural Commercial Bank Co. Ltd., H-Shares	1,028
335	CIMC Enric Holdings Ltd.(a)	227
2,851	CITIC Ltd.	4,173
1,417	CITIC Resources Holdings Ltd.	154
1,323	CITIC Securities Co. Ltd., H-Shares	2,937

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

PowerShares PureBetaSM FTSE Emerging Markets Portfolio (PBEE) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
9,229	CNOOC Ltd.	$12,563
2,169	COSCO SHIPPING Development Co. Ltd., H-Shares(a)	487
753	COSCO SHIPPING Energy Transportation Co. Ltd., H-Shares	441
1,452	COSCO SHIPPING Holdings Co. Ltd., H-Shares(a)	797
1,003	COSCO SHIPPING Ports Ltd.	1,162
3,077	Country Garden Holdings Co. Ltd.	4,875
2,340	CRRC Corp. Ltd., H-Shares	2,306
524	CSC Financial Co. Ltd., H-Shares(b)	480
500	CSG Holding Co. Ltd., Class B	309
2,462	CSPC Pharmaceutical Group Ltd.	4,279
144	CSSC Offshore and Marine Engineering Group Company Ltd., H-Shares	245
49	Ctrip.com International Ltd. ADR(a)	2,347
1,193	Dali Foods Group Co. Ltd.(b)	924
990	Dalian Port Pda Co. Ltd., H-Shares	173
1,647	Datang International Power Generation Co. Ltd., H-Shares(a)	555
400	Dazhong Transportation Group Co. Ltd., Class B	276
197	Dongfang Electric Corp. Ltd., H-Shares(a)	192
1,659	Dongfeng Motor Group Co. Ltd., H-Shares	2,275
423	ENN Energy Holdings Ltd.	3,101
134	Everbright Securities Co. Ltd., H-Shares(b)	185
1,221	Far East Horizon Ltd.	1,213
100	Foshan Electrical and Lighting Co. Ltd., Class B	80
1,309	Fosun International Ltd.	3,245
294	Fuyao Glass Industry Group Co. Ltd., H-Shares(b)	1,119
7,288	GCL-Poly Energy Holdings Ltd.(a)	1,252
2,791	Geely Automobile Holdings Ltd.	8,639
897	GF Securities Co. Ltd., H-Shares	1,911
307	Golden Eagle Retail Group Ltd.	372
6,422	Gome Retail Holdings Ltd.	823
1,801	Great Wall Motor Co. Ltd., H-Shares	2,269
441	Greentown China Holdings Ltd.	551
400	Guangdong Electric Power Development Co. Ltd., Class B	175
1,697	Guangdong Investment Ltd.	2,458
832	Guangshen Railway Co. Ltd., H-Shares	484
1,286	Guangzhou Automobile Group Co. Ltd., H-Shares	3,198
128	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., H-Shares	450
600	Guangzhou R&F Properties Co. Ltd., H-Shares	1,278
334	Haitian International Holdings Ltd.	1,000
1,981	Haitong Securities Co. Ltd., H-Shares	3,133
87	Health and Happiness H&H International Holdings Ltd.(a)	454
417	Hengan International Group Co. Ltd.	4,110
10,886	HengTen Networks Group Ltd.(a)	579
361	Hopson Development Holdings Ltd.	369
200	Huadian Energy Co. Ltd., Class B(a)	96
1,493	Huadian Fuxin Energy Corp. Ltd., H-Shares	388
938	Huadian Power International Corp. Ltd., H-Shares	390
2,458	Huaneng Power International, Inc., H-Shares	1,645
2,924	Huaneng Renewables Corp. Ltd., H-Shares	1,004
999	Huatai Securities Co. Ltd., H-Shares(b)	2,156

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
45,403	Industrial & Commercial Bank of China Ltd., H-Shares	$36,023
500	Inner Mongolia Yitai Coal Co. Ltd., Class B	672
110	JD.Com, Inc., Class A ADR(a)	4,127
100	Jiangling Motors Corp. Ltd., Class B	192
710	Jiangsu Expressway Co. Ltd., H-Shares	1,088
691	Jiangxi Copper Co. Ltd., H-Shares	1,102
100	Jinzhou Port Co. Ltd., Class B	53
396	Kingboard Chemical Holdings Ltd.	2,348
479	Kingsoft Corp. Ltd.	1,209
1,616	Kunlun Energy Co. Ltd.	1,498
724	KWG Property Holding Ltd.	718
100	Lao Feng Xiang Co. Ltd., Class B	375
861	Lee & Man Paper Manufacturing Ltd.	1,051
226	Legend Holdings Corp., H-Shares(b)	594
4,003	Lenovo Group Ltd.	2,319
922	Li Ning Co. Ltd.(a)	805
57	Livzon Pharmaceutical Group, Inc., H-Shares	386
591	Logan Property Holdings Co. Ltd.	547
849	Longfor Properties Co. Ltd.	1,983
961	Luye Pharma Group Ltd.	641
1,007	Maanshan Iron & Steel Co. Ltd., H-Shares(a)	472
786	Meitu, Inc.(a)(b)	1,159
1,667	Metallurgical Corp. of China Ltd., H-Shares	551
14	Momo, Inc., Class A ADR(a)	427
10	NetEase, Inc. ADR	2,819
464	New China Life Insurance Co. Ltd., H-Shares	2,899
20	New Oriental Education & Technology Group, Inc. ADR	1,665
476	Orient Securities Co. Ltd., H-Shares(b)	486
4,931	People’s Insurance Co. Group of China Ltd. (The), H-Shares	2,345
12,092	PetroChina Co. Ltd., H-Shares	7,889
2,607	PICC Property & Casualty Co. Ltd., H-Shares	5,166
2,900	Ping An Insurance Group Co. of China Ltd., H-Shares	25,462
1,105	Poly Property Group Co. Ltd.(a)	535
3,404	Postal Savings Bank of China Co. Ltd., H-Shares(b)	2,055
315	Red Star Macalline Group Corp. Ltd., H-Shares(b)	376
8,960	Renhe Commercial Holdings Co. Ltd.(a)	210
200	Shandong Chenming Paper Holdings Ltd., Class B	365
187	Shandong Chenming Paper Holdings Ltd., H-Shares	340
968	Shandong Weigao Group Medical Polymer Co. Ltd., H-Shares	695
100	Shanghai Bailian Group Co. Ltd., Class B	151
100	Shanghai Baosight Software Co. Ltd., Class B	153
200	Shanghai Chlor-Alkali Chemical Co. Ltd., Class B(a)	162
1,641	Shanghai Electric Group Co. Ltd., H-Shares(a)	745
277	Shanghai Fosun Pharmaceutical Group Co. Ltd., H-Shares	1,383
200	Shanghai Haixin Group Co., Class B	133
100	Shanghai Huayi Group Corp. Ltd., Class B	95
265	Shanghai Industrial Holdings Ltd.	813
100	Shanghai Jinjiang International Hotels Development Co. Ltd., Class B	239

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

PowerShares PureBetaSM FTSE Emerging Markets Portfolio (PBEE) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
100	Shanghai Jinjiang International Industrial Investment Co. Ltd., Class B	$140
100	Shanghai Jinqiao Export Processing Zone Development Co. Ltd., Class B	145
500	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	776
100	Shanghai Mechanical and Electrical Industry Co. Ltd., Class B	205
406	Shanghai Pharmaceuticals Holding Co. Ltd., H-Shares	1,049
200	Shanghai Shibei Hi-Tech Co. Ltd., Class B	118
100	Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd., Class B	162
400	Shanghai Zhenhua Heavy Industries Co. Ltd., Class B	220
100	Shenzhen Chiwan Wharf Holdings Ltd., Class B	170
409	Shenzhen Expressway Co. Ltd., H-Shares	418
490	Shenzhen International Holdings Ltd.	936
1,744	Shenzhen Investment Ltd.	778
347	Shenzhou International Group Holdings Ltd.	2,962
698	Shimao Property Holdings Ltd.	1,462
520	Sichuan Expressway Co. Ltd., H-Shares	208
2,369	Sihuan Pharmaceutical Holdings Group Ltd.	856
2,455	Sino Biopharmaceutical Ltd.	2,867
1,024	Sinofert Holdings Ltd.(a)	181
1,668	Sino-Ocean Group Holding Ltd.	1,088
849	Sinopec Engineering Group Co. Ltd., H-Shares	728
1,220	Sinopec Oilfield Service Corp., H-Shares(a)	210
2,031	Sinopec Shanghai Petrochemical Co. Ltd., H-Shares	1,210
596	Sinopharm Group Co. Ltd., H-Shares	2,666
1,019	Sinotrans Ltd., H-Shares	490
385	Sinotruk Hong Kong Ltd.	511
1,087	SOHO China Ltd.	630
1,128	Sunac China Holdings Ltd.	5,740
378	Sunny Optical Technology Group Co. Ltd.	5,533
41	TAL Education Group ADR	1,127
3,098	Tencent Holdings Ltd.	138,901
197	Tianjin Capital Environmental Protection Group Co. Ltd., H-Shares	125
586	TravelSky Technology Ltd., H-Shares	1,517
219	Tsingtao Brewery Co. Ltd., H-Shares	916
49	Vipshop Holdings Ltd., Class A ADR(a)	387
5	Weibo Corp., Class A ADR(a)	463
1,129	Weichai Power Co. Ltd., H-Shares	1,404
100	Weifu High-Technology Group Co. Ltd., Class B	235
100	Wuxi Little Swan Co. Ltd., Class B	538
256	Xinhua Winshare Publishing and Media Co. Ltd., H-Shares	222
320	Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares	405
1,192	Yangzijiang Shipbuilding Holdings Ltd.	1,378
381	Yanlord Land Group Ltd.	501
100	Yantai Changyu Pioneer Wine Co. Ltd., Class B	259
1,134	Yanzhou Coal Mining Co. Ltd., H-Shares	1,131
3,605	Yuexiu Property Co. Ltd.	698

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
545	Zhaojin Mining Industry Co. Ltd., H-Shares	$448
833	Zhejiang Expressway Co. Ltd. H-Shares	1,030
359	Zhongsheng Group Holdings Ltd.	737
294	Zhuzhou CRRC Times Electric Co. Ltd., H-Shares	1,720
3,334	Zijin Mining Group Co. Ltd., H-Shares	1,154
763	Zoomlion Heavy Industry Science and Technology Co. Ltd., H-Shares	370
440	ZTE Corp. H-Shares(a)	1,526
44	ZTO Express Cayman, Inc. ADR(a)	704

		717,603

	Colombia—0.5%
117	Almacenes Exito SA	628
149	Bancolombia SA	1,381
260	Bancolombia SA (Preference Shares)	2,478
283	Cementos Argos SA	1,032
119	Cementos Argos SA (Preference Shares)	381
84	Cemex Latam Holdings SA(a)	298
48	Corp. Financiera Colombiana SA	451
2,750	Ecopetrol SA	1,505
2,701	Grupo Aval Acciones y Valores SA, (Preference Shares)	1,123
143	Grupo de Inversiones Suramericana SA	1,815
40	Grupo de Inversiones Suramericana SA (Preference Shares)	494
229	Interconexion Electrica SA ESP	1,002

		12,588

	Czech Republic—0.2%
92	CEZ AS	2,017
43	Komercni banka AS	1,849
297	Moneta Money Bank AS(b)	1,015
28	O2 Czech Republic AS	341

		5,222

	Egypt—0.2%
609	Commercial International Bank Egypt SAE	2,722
316	Egyptian Financial Group-Hermes Holding SAE	421
43	Elsewedy Electric Co.	278
1,319	Global Telecom Holding SAE(a)	507
581	Talaat Moustafa Group	316
198	Telecom Egypt Co.	146

		4,390

	Greece—0.4%
795	Alpha Bank SA(a)	1,584
1,051	Eurobank Ergasias SA(a)	858
21	FF Group(a)	440
34	Hellenic Petroleum SA	300
142	Hellenic Telecommunications Organization SA	1,687
60	JUMBO SA	965
33	Motor Oil (Hellas) Corinth Refineries SA	790
3,168	National Bank of Greece SA(a)	1,048
124	OPAP SA	1,390
170	Piraeus Bank SA(a)	489
24	Titan Cement Co. SA	579

		10,130

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

PowerShares PureBetaSM FTSE Emerging Markets Portfolio (PBEE) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong—0.4%
7,209	Alibaba Pictures Group Ltd.(a)	$1,174
1,511	Bosideng International Holdings Ltd.	134
915	China Gas Holdings Ltd.	2,780
7,036	China Minsheng Financial Holding Corp. Ltd.(a)	383
4,471	Fullshare Holdings Ltd.	1,914
707	Haier Electronics Group Co. Ltd.	1,862
600	Kingboard Laminates Holdings Ltd.	1,007
910	Nine Dragons Paper Holdings Ltd.	1,670

		10,924

	Hungary—0.5%
228	Magyar Telekom Telecommunications PLC	396
256	MOL Hungarian Oil & Gas PLC	3,065
143	OTP Bank PLC	5,766
81	Richter Gedeon Nyrt	2,014

		11,241

	India—12.3%
507	Dr Reddy’s Laboratories Ltd. ADR	18,440
353	ICICI Bank Ltd. ADR	3,230
2,252	Infosys Ltd. ADR	33,442
3,379	PowerShares India Portfolio(c)	86,671
932	Reliance Industries Ltd. GDR(b)	26,748
1,413	State Bank of India GDR(b)	66,764
1,056	Tata Motors Ltd. ADR(a)	34,595
3,213	Tata Steel Ltd. GDR(b)	34,218
538	Wipro Ltd. ADR	2,884

		306,992

	Indonesia—2.4%
7,368	PT Adaro Energy Tbk	992
228	PT Astra Agro Lestari Tbk	245
11,737	PT Astra International Tbk	6,923
5,597	PT Bank Central Asia Tbk	8,625
1,797	PT Bank Danamon Indonesia Tbk	676
10,739	PT Bank Mandiri Persero Tbk	5,582
4,292	PT Bank Negara Indonesia Persero Tbk	2,405
6,138	PT Bank Rakyat Indonesia Persero Tbk	7,060
4,395	PT Bumi Serpong Damai Tbk	557
4,237	PT Charoen Pokphand Indonesia Tbk	1,031
269	PT Gudang Garam Tbk	1,388
5,069	PT Hanjaya Mandala Sampoerna Tbk	1,488
769	PT Indocement Tunggal Prakarsa Tbk	1,273
1,316	PT Indofood Cbp Sukses Makmur Tbk	854
2,548	PT Indofood Sukses Makmur Tbk	1,541
1,266	PT Jasa Marga Persero Tbk	607
10,904	PT Kalbe Farma Tbk	1,286
1,349	PT Matahari Department Store Tbk	855
2,860	PT Media Nusantara Citra Tbk	329
6,062	PT Perusahaan Gas Negara Persero Tbk	822
1,688	PT Semen Indonesia (Persero) Tbk	1,357
3,314	PT Surya Citra Media Tbk	525
468	PT Tambang Batubara Bukit Asam Tbk	396
27,445	PT Telekomunikasi Indonesia Persero Tbk	8,155
1,136	PT Tower Bersama Infrastructure Tbk	570
665	PT Unilever Indonesia Tbk	2,432
878	PT United Tractors Tbk	2,245

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Indonesia (continued)
1,163	PT Vale Indonesia Tbk(a)	$252
2,072	PT XL Axiata Tbk(a)	516

		60,987

	Malaysia—3.1%
874	AirAsia Bhd	690
1,110	AMMB Holdings Bhd	1,122
1,175	Astro Malaysia Holdings Bhd	780
2,555	Axiata Group Bhd	3,253
473	Berjaya Sports Toto Bhd	269
82	British American Tobacco Malaysia Bhd	759
1,968	Bumi Armada Bhd(a)	339
3,698	CIMB Group Holdings Bhd	5,363
2,125	DiGi.com Bhd	2,510
1,077	Felda Global Ventures Holdings Bhd	486
1,252	Gamuda Bhd	1,553
1,309	Genting Bhd	2,798
1,626	Genting Malaysia Bhd	1,932
377	HAP Seng Consolidated Bhd	826
364	Hong Leong Bank Bhd	1,371
132	Hong Leong Financial Group Bhd	521
1,618	IHH Healthcare Bhd	2,156
1,840	IJM Corp. Bhd	1,386
1,876	IOI Corp. Bhd	1,976
1,083	IOI Properties Group Bhd	509
258	KLCCP Stapled Group	488
270	Kuala Lumpur Kepong Bhd	1,569
3,339	Malayan Banking Bhd	7,296
514	Malaysia Airports Holdings Bhd	1,005
1,588	Maxis Bhd	2,232
833	MISC Bhd	1,368
486	MMC Corp. Bhd	228
1,641	Petronas Chemicals Group Bhd	2,857
169	Petronas Dagangan Bhd	956
450	Petronas Gas Bhd	1,918
324	PPB Group Bhd	1,284
1,787	Public Bank Bhd	8,636
649	RHB Capital Bhd	779
2,487	Sapura Energy Bhd	940
2,046	Sime Darby Bhd	4,446
655	Telekom Malaysia Bhd	982
2,361	Tenaga Nasional Bhd	8,365
919	UEM Sunrise Bhd(a)	241
381	UMW Holdings Bhd(a)	472
614	Westports Holdings Bhd	538
2,873	YTL Corp. Bhd	862
1,756	YTL Power International Bhd	539

		78,600

	Mexico—4.0%
1,715	Alfa SAB de CV, Class A	1,796
184	Alpek SAB de CV	193
303	Alsea SAB de CV	921
17,319	America Movil SAB de CV, Series L	14,974
205	Arca Continental SAB de CV	1,307
132	Banregio Grupo Financiero SAB de CV	704
255	Becle SAB de CV(a)	409

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

PowerShares PureBetaSM FTSE Emerging Markets Portfolio (PBEE) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Mexico (continued)
8,611	Cemex SAB de CV, Series CPO(a)(d)	$7,013
283	Coca-Cola Femsa SAB de CV, Series L	1,916
131	Concentradora Fibra Danhos SA de CV REIT	222
114	El Puerto de Liverpool SAB de CV	778
1,764	Fibra Uno Administracion SA de CV REIT	2,782
1,219	Fomento Economico Mexicano SAB de CV	10,665
645	Gentera SAB de CV	655
118	Gruma SAB de CV, Class B	1,549
197	Grupo Aeromexico SAB de CV(a)	313
176	Grupo Aeroportuario del Centro Norte SAB de CV, Class B	890
228	Grupo Aeroportuario del Pacifico SAB de CV, Class B	2,167
118	Grupo Aeroportuario del Sureste SAB de CV, Class B	2,109
1,388	Grupo Bimbo SAB de CV, Series A	3,216
204	Grupo Carso SAB de CV, Series A1	663
175	Grupo Comercial Chedraui SA de CV	341
38	Grupo Elektra SAB de CV, Series CPO(e)	1,527
1,321	Grupo Financiero Banorte SAB de CV, Class O	7,857
1,319	Grupo Financiero Inbursa SAB de CV, Class O	2,272
986	Grupo Financiero Santander Mexico SAB de CV, Series B	1,664
325	Grupo Lala SAB de CV	503
1,937	Grupo Mexico SAB de CV, Series B	6,312
44	Grupo Simec SAB de CV, Series B(a)	145
1,446	Grupo Televisa SAB, Series CPO(f)	6,344
93	Industrias Bachoco SAB de CV, Series B	458
79	Industrias CH SAB de CV, Series B(a)	315
72	Industrias Penoles SAB de CV	1,677
348	Infraestructura Energetica Nova SAB de CV	1,781
484	Kimberly-Clark de Mexico SAB de CV, Class A	835
173	Megacable Holdings SAB de CV	686
571	Mexichem SAB de CV	1,473
346	Nemak SAB de CV(b)	261
157	OHL Mexico SAB de CV	278
144	Organizacion Soriana SAB de CV, Class B(a)	304
17	Promotora y Operadora de Infraestructura SAB de CV, Class L	128
124	Promotora y Operadora de Infraestructura SAB de CV	1,180
748	Telesites SAB de CV(a)	554
2,995	Wal-Mart de Mexico SAB de CV	6,707

		98,844

	Pakistan—0.1%
500	Fauji Fertilizer Co. Ltd.	380
400	Habib Bank Ltd.	609
500	National Bank of Pakistan	210
400	Oil & Gas Development Co. Ltd.	545
300	Pakistan Petroleum Ltd.	512

		2,256

	Peru—0.4%
116	Cia de Minas Buenaventura SAA ADR	1,600
39	Credicorp Ltd.	8,183

		9,783

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Philippines—1.6%
1,310	Aboitiz Equity Ventures, Inc.	$1,901
903	Aboitiz Power Corp.	743
2,387	Alliance Global Group, Inc.(a)	740
141	Ayala Corp.	2,816
4,018	Ayala Land, Inc.	3,362
904	Bank of the Philippine Islands	1,716
1,134	BDO Unibank, Inc.	3,020
1,995	Bloomberry Resorts Corp.(a)	365
2,370	DMCI Holdings, Inc.	704
5,384	Energy Development Corp.	602
17	Globe Telecom, Inc.	673
52	GT Capital Holdings, Inc.	1,189
632	International Container Terminal Services, Inc.	1,297
1,753	JG Summit Holdings, Inc.	2,611
234	Jollibee Foods Corp.	1,129
1,614	LT Group, Inc.	562
153	Manila Electric Co.	865
6,744	Megaworld Corp.	696
8,239	Metro Pacific Investments Corp.	1,085
738	Metropolitan Bank & Trust Co.	1,238
1,471	Petron Corp.	278
67	PLDT, Inc.	2,219
683	Semirara Mining & Power Corp.	562
281	SM Investments Corp.	5,198
5,231	SM Prime Holdings, Inc.	3,749
512	Universal Robina Corp.	1,418

		40,738

	Poland—1.7%
53	Alior Bank SA(a)	1,053
44	Asseco Poland SA	577
20	Bank Handlowy w Warszawie SA	409
353	Bank Millennium SA(a)	774
90	Bank Pekao SA	2,941
17	Bank Zachodni WBK SA	1,707
6	Budimex SA	308
12	CCC SA	900
36	CD Projekt SA	1,193
15	Ciech SA(a)	255
89	Cyfrowy Polsat SA	620
124	Enea SA	475
46	Eurocash SA	465
27	Grupa Azoty SA	542
54	Grupa Lotos SA	980
30	Jastrzebska Spolka Weglowa SA(a)	807
79	KGHM Polska Miedz SA	2,669
10	Kruk SA	767
1	LPP SA	2,356
8	mBank SA(a)	1,012
383	Orange Polska SA(a)	590
424	PGE Polska Grupa Energetyczna SA(a)	1,521
63	Play Communications SA(a)(b)	637
181	Polski Koncern Naftowy Orlen SA	6,402
986	Polskie Gornictwo Naftowe i Gazownictwo SA	1,813
495	Powszechna Kasa Oszczednosci Bank Polski SA(a)	5,271
325	Powszechny Zaklad Ubezpieczen SA	4,196

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

PowerShares PureBetaSM FTSE Emerging Markets Portfolio (PBEE) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Poland (continued)
273	Synthos SA	$370
607	Tauron Polska Energia SA(a)	587

		42,197

	Qatar—0.7%
3	Al Meera Consumer Goods Co. QSC	117
57	Barwa Real Estate Co.	470
114	Commercial Bank QSC (The)(a)	827
87	Doha Bank QPSC	674
94	Ezdan Holding Group QSC	245
27	Gulf International Services QSC	130
88	Industries Qatar QSC	2,308
213	Masraf Al Rayan QSC	2,091
48	Ooredoo QPSC	1,133
16	Qatar Electricity & Water Co. QSC	804
160	Qatar Gas Transport Co. Ltd.	666
79	Qatar Insurance Co. SAQ	966
22	Qatar International Islamic Bank QSC	292
35	Qatar Islamic Bank SAQ	932
134	Qatar National Bank QPSC	4,472
98	United Development Co. QSC	359
193	Vodafone Qatar QSC(a)	371

		16,857

	Romania—0.1%
183	Nepi Rockcastle PLC	2,558

	Russia—4.2%
42	Acron PJSC GDR(b)	260
3,471	Gazprom PJSC ADR	14,906
138	LSR Group PJSC GDR(b)	397
300	LUKOIL PJSC ADR	15,930
200	Magnit PJSC GDR(b)	5,660
44	Mechel PJSC ADR(a)	218
108	Mechel PJSC (Preference Shares) ADR	97
78	MegaFon PJSC GDR(b)	815
301	MMC Norilsk Nickel PJSC ADR	5,538
314	Mobile TeleSystems PJSC ADR	3,332
68	Novatek PJSC GDR(b)	7,759
56	Novolipetsk Steel PJSC GDR(b)	1,291
24	Novorossiysk Commercial Sea Port PJSC GDR(b)	281
69	PhosAgro PJSC GDR(b)	949
767	Rosneft Oil Co. PJSC GDR(b)	4,203
90	Rostelecom OJSC ADR	633
728	RusHydro PJSC ADR	975
1,662	Sberbank of Russia PJSC ADR	23,850
115	Severstal PJSC GDR(b)	1,754
89	Sistema PJSC FC GDR(b)	418
999	Surgutneftegas OJSC ADR	4,991
175	Tatneft PJSC ADR	7,875
56	TMK PJSC GDR(b)	308
1,656	VTB Bank PJSC GDR(b)	3,428

		105,868

	South Africa—7.9%
64	AECI Ltd.	478
59	African Rainbow Minerals Ltd.	518
35	Anglo American Platinum Ltd.(a)	974

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Africa (continued)
234	AngloGold Ashanti Ltd.	$2,157
196	Aspen Pharmacare Holdings Ltd.	4,428
20	Assore Ltd.	437
364	Attacq Ltd.(a)	480
189	AVI Ltd.	1,318
368	Barclays Africa Group Ltd.	3,647
123	Barloworld Ltd.	1,160
191	Bid Corp. Ltd.	4,201
193	Bidvest Group Ltd. (The)	2,341
188	Brait SE(a)	703
30	Capitec Bank Holdings Ltd.	1,994
137	Clicks Group Ltd.	1,535
152	Coronation Fund Managers Ltd.	767
85	Curro Holdings Ltd.(a)	242
141	DIS-Chem Pharmacies Ltd.(b)	330
199	Discovery Ltd.	2,062
75	EOH Holdings Ltd.	559
98	Exxaro Resources Ltd.	996
45	Famous Brands Ltd.(a)	325
1,829	FirstRand Ltd.	6,629
655	Fortress Income Fund Ltd., Class A REIT	784
432	Fortress Income Fund Ltd., Class B REIT	1,226
126	Foschini Group Ltd. (The)	1,207
468	Gold Fields Ltd.	1,868
252	Grindrod Ltd.(a)	277
1,586	Growthpoint Properties Ltd. REIT	2,749
218	Harmony Gold Mining Co. Ltd.	373
142	Hyprop Investments Ltd. REIT	1,068
390	Impala Platinum Holdings Ltd.(a)	1,082
93	Imperial Holdings Ltd.	1,333
161	Investec Ltd.	1,098
49	JSE Ltd.	465
844	Kap Industrial Holdings Ltd.	507
30	Kumba Iron Ore Ltd.	577
70	Liberty Holdings Ltd.	550
791	Life Healthcare Group Holdings Ltd.	1,465
59	Massmart Holdings Ltd.	447
590	MMI Holdings Ltd.	784
69	Mondi Ltd.	1,655
141	Mr Price Group Ltd.	1,747
1,027	MTN Group Ltd.	8,916
372	Nampak Ltd.(a)	489
246	Naspers Ltd., Class N	59,929
123	Nedbank Group Ltd.	1,804
842	Netcare Ltd.	1,482
204	Northam Platinum Ltd.(a)	759
21	Oceana Group Ltd.	134
36	Omnia Holdings Ltd.	371
202	Pick n Pay Stores Ltd.	847
84	Pioneer Foods Group Ltd.	707
57	PSG Group Ltd.	1,058
393	Rand Merchant Investment Holdings Ltd.	1,098
2,942	Redefine Properties Ltd. REIT	2,207
297	Remgro Ltd.	4,494
176	Resilient REIT Ltd. REIT	1,753
96	Reunert Ltd.	472

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

PowerShares PureBetaSM FTSE Emerging Markets Portfolio (PBEE) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Africa (continued)
385	RMB Holdings Ltd.	$1,702
958	Sanlam Ltd.	4,790
22	Santam Ltd.	392
323	Sappi Ltd.	2,163
315	Sasol Ltd.	9,215
258	Shoprite Holdings Ltd.	3,692
980	Sibanye Gold Ltd.	1,269
112	SPAR Group Ltd. (The)	1,318
85	Stadio Holdings Ltd.(a)	37
724	Standard Bank Group Ltd.	8,396
255	Steinhoff Africa Retail Ltd.(a)(b)	414
1,484	Steinhoff International Holdings NV	6,444
201	Super Group Ltd.(a)	567
177	Telkom SA SOC Ltd.	663
94	Tiger Brands Ltd.	2,566
64	Tongaat Hulett Ltd.	522
249	Truworths International Ltd.	1,327
287	Tsogo Sun Holdings Ltd.	421
338	Vodacom Group Ltd.	3,671
553	Woolworths Holdings Ltd.	2,204

		197,836

	Taiwan—14.1%
1,667	Acer, Inc.	862
3,802	Advanced Semiconductor Engineering, Inc.	4,582
216	Advantech Co. Ltd.	1,475
1,347	Asia Cement Corp.	1,201
409	Asustek Computer, Inc.	3,540
5,112	AU Optronics Corp.	2,093
1,160	Capital Securities Corp.	402
429	Catcher Technology Co. Ltd.	4,552
4,578	Cathay Financial Holding Co. Ltd.	7,559
370	Cathay Real Estate Development Co. Ltd.	207
3,420	Chang Hwa Commercial Bank Ltd.	1,854
1,064	Cheng Shin Rubber Industry Co. Ltd.	2,099
231	Cheng Uei Precision Industry Co. Ltd.	376
340	Chicony Electronics Co. Ltd.	851
1,510	China Airlines Ltd.(a)	616
8,068	China Development Financial Holding Corp.	2,472
1,576	China Life Insurance Co. Ltd.	1,489
373	China Motor Corp.	334
7,179	China Steel Corp.	5,844
2,208	Chunghwa Telecom Co. Ltd.	7,541
2,396	Compal Electronics, Inc.	1,764
10,536	CTBC Financial Holding Co. Ltd.	6,742
1,255	Delta Electronics, Inc.	6,034
5,613	E.Sun Financial Holding Co. Ltd.	3,415
116	Eclat Textile Co. Ltd.	1,387
571	Epistar Corp.(a)	924
544	Eternal Materials Co. Ltd.	549
1,213	Eva Airways Corp.	597
1,020	Evergreen Marine Corp. Taiwan Ltd.(a)	610
1,134	Far Eastern International Bank	352
2,278	Far Eastern New Century Corp.	1,953
928	Far EasTone Telecommunications Co. Ltd.	2,179
270	Feng Hsin Steel Co. Ltd.	466
194	Feng Tay Enterprise Co. Ltd.	875

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Taiwan (continued)
5,592	First Financial Holding Co. Ltd.	$3,606
1,988	Formosa Chemicals & Fibre Corp.	6,038
792	Formosa Petrochemical Corp.	2,770
2,829	Formosa Plastics Corp.	8,620
592	Formosa Taffeta Co. Ltd.	608
641	Foxconn Technology Co. Ltd.	2,043
4,266	Fubon Financial Holding Co. Ltd.	6,797
161	Giant Manufacturing Co. Ltd.	827
8,662	Hon Hai Precision Industry Co. Ltd.	32,167
235	Hotai Motor Co. Ltd.	2,727
419	HTC Corp.(a)	939
4,777	Hua Nan Financial Holdings Co. Ltd.	2,613
5,000	Innolux Corp.	2,188
1,759	Inventec Corp.	1,365
59	Largan Precision Co. Ltd.	11,180
1,235	Lite-On Technology Corp.	1,742
855	MediaTek, Inc.	9,710
6,323	Mega Financial Holding Co. Ltd.	4,969
3,279	Nan Ya Plastics Corp.	8,089
421	Nanya Technology Corp.	1,142
332	Novatek Microelectronics Corp.	1,227
70	Obi Pharma, Inc.(a)	399
423	Oriental Union Chemical Corp.	364
1,146	Pegatron Corp.	2,964
1,541	Pou Chen Corp.	1,942
326	President Chain Store Corp.	2,929
1,545	Quanta Computer, Inc.	3,637
272	Realtek Semiconductor Corp.	1,024
4,505	Shin Kong Financial Holding Co. Ltd.	1,441
1,280	Siliconware Precision Industries Co. Ltd.	2,029
5,971	SinoPac Financial Holdings Co. Ltd.	1,831
786	Synnex Technology International Corp.	996
5,503	Taishin Financial Holding Co. Ltd.	2,409
2,359	Taiwan Business Bank	652
1,858	Taiwan Cement Corp.	2,064
5,106	Taiwan Cooperative Financial Holding Co. Ltd.	2,760
429	Taiwan Fertilizer Co. Ltd.	560
939	Taiwan Glass Industry Corp.(a)	484
1,210	Taiwan High Speed Rail Corp.	967
925	Taiwan Mobile Co. Ltd.	3,297
164	Taiwan Secom Co. Ltd.	483
13,945	Taiwan Semiconductor Manufacturing Co. Ltd.	112,357
1,050	Teco Electric and Machinery Co. Ltd.	980
425	Ton Yi Industrial Corp.	192
153	TPK Holding Co. Ltd.(a)	505
164	Transcend Information, Inc.	465
246	U-Ming Marine Transport Corp.	292
757	Unimicron Technology Corp.	432
2,784	Uni-President Enterprises Corp.	5,816
6,877	United Microelectronics Corp.	3,534
524	Vanguard International Semiconductor Corp.	994
1,797	Walsin Lihwa Corp.	918
423	Wan Hai Lines Ltd.	256
1,559	Wistron Corp.	1,300
6,676	Yuanta Financial Holding Co. Ltd.	2,966
502	Yulon Motor Co. Ltd.	419

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

PowerShares PureBetaSM FTSE Emerging Markets Portfolio (PBEE) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Taiwan (continued)
14	Yulon Nissan Motor Co. Ltd.	$112

		353,933

	Thailand—3.6%
649	Advanced Info Service PCL NVDR	3,800
2,490	Airports of Thailand PCL NVDR	4,460
277	Bangkok Bank PCL NVDR	1,609
5,041	Bangkok Dusit Medical Services PCL NVDR	3,217
4,619	Bangkok Expressway & Metro PCL NVDR	1,084
300	Bangkok Life Assurance PCL NVDR	334
2,528	Banpu PCL NVDR	1,332
570	Bec World PCL NVDR	299
589	Berli Jucker PCL NVDR	949
4,404	BTS Group Holdings PCL NVDR	1,127
190	Bumrungrad Hospital PCL NVDR	1,258
1,434	Central Pattana PCL NVDR	3,432
2,635	Charoen Pokphand Foods PCL NVDR	2,062
3,027	CP ALL PCL NVDR	6,378
264	Delta Electronics Thailand PCL NVDR	683
155	Electricity Generating PCL NVDR	1,073
963	Energy Absolute PCL NVDR	1,254
238	Glow Energy PCL NVDR	645
3,263	Home Product Center PCL NVDR	1,257
949	Indorama Ventures PCL NVDR	1,314
1,099	Intouch Holdings PCL NVDR	1,919
5,930	IRPC PCL NVDR	1,151
1,168	Kasikornbank PCL NVDR	7,735
3,585	Krung Thai Bank PCL NVDR	1,964
3,663	Land & Houses PCL NVDR	1,202
1,974	Minor International PCL NVDR	2,570
801	PTT Exploration & Production PCL NVDR	2,080
1,167	PTT Global Chemical PCL NVDR	2,810
830	PTT PCL NVDR	10,494
450	Ratchaburi Electricity Generating Holding PCL NVDR	755
489	Siam Cement PCL (The) NVDR	7,213
52	Siam City Cement PCL NVDR	437
1,397	Siam Commercial Bank PCL (The) NVDR	6,161
635	Thai Airways International PCL NVDR(a)	356
592	Thai Oil PCL NVDR	1,818
1,634	Thai Union Group PCL NVDR	900
12,413	TMB Bank PCL NVDR	964
390	Total Access Communication PCL NVDR(a)	625
6,164	True Corp. PCL NVDR(a)	1,141

		89,862

	Turkey—1.3%
1,185	Akbank Turk AS	3,124
113	Anadolu Efes Biracilik ve Malt Sanayii AS	654
99	Arcelik AS	540
89	Aselsan Elektronik Sanayi ve Ticaret AS	796
41	Aygaz AS	174
129	BIM Birlesik Magazalar AS	2,628
38	Coca-Cola Icecek AS	386
1,084	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT(a)	754
331	Enka Insaat ve Sanayi AS	501

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Turkey (continued)
785	Eregli Demir ve Celik Fabrikalari TAS	$1,840
36	Ford Otomotiv Sanayi AS	508
517	Haci Omer Sabanci Holding AS	1,435
359	KOC Holding AS	1,604
27	Koza Altin Isletmeleri AS(a)	234
20	Migros Ticaret AS(a)	138
337	Petkim Petrokimya Holding AS	589
205	Soda Sanayii AS	284
85	TAV Havalimanlari Holding AS	422
71	Tofas Turk Otomobil Fabrikasi AS	578
71	Tupras Turkiye Petrol Rafinerileri AS	2,553
320	Turk Hava Yollari AO(a)	875
305	Turk Telekomunikasyon AS(a)	518
8	Turk Traktor ve Ziraat Makineleri AS	160
548	Turkcell Iletisim Hizmetleri AS	2,045
1,211	Turkiye Garanti Bankasi AS	3,327
356	Turkiye Halk Bankasi AS	1,037
815	Turkiye Is Bankasi AS, Class C	1,533
580	Turkiye Sinai Kalkinma Bankasi AS	209
352	Turkiye Sise ve Cam Fabrikalari AS	413
603	Turkiye Vakiflar Bankasi TAO, Class D	1,005
88	Ulker Biskuvi Sanayi AS	469
460	Yapi ve Kredi Bankasi AS(a)	557

		31,890

	Ukraine—0.0%
29	Kernel Holding SA	390

	United Arab Emirates—1.0%
1,132	Abu Dhabi Commercial Bank PJSC	2,278
1,329	Air Arabia PJSC(a)	449
1,936	Aldar Properties PJSC	1,255
427	Arabtec Holding PJSC(a)	341
977	Damac Properties Dubai Co. PJSC	1,051
1,782	Dana Gas PJSC(a)	364
840	Deyaar Development PJSC(a)	122
94	DP World Ltd.	2,232
938	Dubai Financial Market PJSC(a)	296
865	Dubai Investments PJSC	619
716	Dubai Islamic Bank PJSC	1,193
1,859	DXB Entertainments PJSC(a)(b)	375
1,164	Emaar Malls PJSC	732
2,039	Emaar Properties PJSC	4,602
1,010	Emirates Telecommunications Group Co. PJSC	4,909
1,576	National Bank of Abu Dhabi PJSC	4,441
624	Union Properties PJSC(a)	151
524	Waha Capital PJSC	247

		25,657

	Total Common Stocks and Other Equity Interests (Cost $2,494,269)	2,497,036

	Rights—0.0%
	Brazil—0.0%
74	Cia Energetica de Minas Gerais, expiring 11/29/17(a)	26
6	Cia Energetica de Minas Gerais, expiring 12/04/17(a)	2

		28

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

PowerShares PureBetaSM FTSE Emerging Markets Portfolio (PBEE) (continued)

October 31, 2017

Number of Shares		Value
	Rights (continued)
	Taiwan—0.0%
144	CTBC Financial Holding Co. Ltd., expiring 12/15/17(a)(g)	$0

	Total Rights (Cost $0)	28

	Money Market Fund—0.1%
3,484	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(h) (Cost $3,484)	3,484

	Total Investments in Securities (Cost $2,497,753)—99.8%	2,500,548
	Other assets less liabilities—0.2%	6,058

	Net Assets—100.0%	$2,506,606

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-voting Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $177,229, which represented 7.07% of the Fund’s Net Assets.
(c)	Affiliated company. The Fund’s Adviser also serves as the adviser for the PowerShares India Portfolio and therefore, PowerShares India Portfolio is considered to be affiliated with the Fund. See Note 4.
(d)	Each CPO for Cemex SAB de CV represents two Series A shares and one Series B share.
(e)	Each CPO for Grupo Elektra SAB de CV represents two Series B Shares and one Series L Share.
(f)	Each CPO for Grupo Televisa SAB represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.
(g)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(h)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Schedule of Investments(a)

PowerShares PureBetaSM MSCI USA Portfolio (PBUS)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—12.3%
8	Advance Auto Parts, Inc.	$654
45	Amazon.com, Inc.(b)	49,738
27	Aramark	1,180
10	Autoliv, Inc. (Sweden)	1,249
7	AutoNation, Inc.(b)	332
3	AutoZone, Inc.(b)	1,768
16	Bed Bath & Beyond, Inc.	318
31	Best Buy Co., Inc.	1,735
24	BorgWarner, Inc.	1,265
21	CarMax, Inc.(b)	1,577
39	Carnival Corp.	2,589
41	CBS Corp., Class B	2,301
24	Charter Communications, Inc., Class A(b)	8,020
3	Chipotle Mexican Grill, Inc.(b)	816
527	Comcast Corp., Class A	18,988
40	D.R. Horton, Inc.	1,768
14	Darden Restaurants, Inc.	1,152
30	Delphi Automotive PLC	2,981
10	Dick’s Sporting Goods, Inc.	245
17	Discovery Communications, Inc., Class A(b)	321
24	Discovery Communications, Inc., Class C(b)	427
25	DISH Network Corp., Class A(b)	1,213
31	Dollar General Corp.	2,506
26	Dollar Tree, Inc.(b)	2,372
5	Domino’s Pizza, Inc.	915
14	Expedia, Inc.	1,745
15	Foot Locker, Inc.	451
414	Ford Motor Co.	5,080
26	Gap, Inc. (The)	676
14	Garmin Ltd.	793
151	General Motors Co.	6,490
17	Genuine Parts Co.	1,500
28	Goodyear Tire & Rubber Co. (The)	857
23	H&R Block, Inc.	569
41	Hanesbrands, Inc.	922
19	Harley-Davidson, Inc.	899
13	Hasbro, Inc.	1,204
22	Hilton Worldwide Holdings, Inc.	1,590
133	Home Depot, Inc. (The)	22,049
44	Interpublic Group of Cos., Inc. (The)	847
19	Kohl’s Corp.	793
27	L Brands, Inc.	1,162
44	Las Vegas Sands Corp.	2,789
8	Lear Corp.	1,405
15	Leggett & Platt, Inc.	709
23	Lennar Corp., Class A	1,280
12	Liberty Broadband Corp., Class C(b)	1,047
24	Liberty Global PLC, Series A (United Kingdom)(b)	740
64	Liberty Global PLC, Series C (United Kingdom)(b)	1,913
47	Liberty Interactive Corp. QVC Group, Series A(b)	1,068
10	Liberty Media Corp.-Liberty SiriusXM, Class A(b)	417
20	Liberty Media Corp.-Liberty SiriusXM, Class C(b)	833
34	LKQ Corp.(b)	1,281
95	Lowe’s Cos., Inc.	7,595
11	Lululemon Athletica, Inc.(b)	677

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
34	Macy’s, Inc.	$638
36	Marriott International, Inc., Class A	4,301
38	Mattel, Inc.	537
91	McDonald’s Corp.	15,189
51	MGM Resorts International	1,599
17	Michael Kors Holdings Ltd.(b)	830
7	Mohawk Industries, Inc.(b)	1,832
48	Netflix, Inc.(b)	9,429
54	Newell Brands, Inc.	2,202
43	News Corp., Class A	587
147	NIKE, Inc., Class B	8,084
14	Nordstrom, Inc.	555
20	Norwegian Cruise Line Holdings Ltd.(b)	1,115
26	Omnicom Group, Inc.	1,747
10	O’Reilly Automotive, Inc.(b)	2,109
7	Polaris Industries, Inc.	829
5	Priceline Group, Inc. (The)(b)	9,560
32	PulteGroup, Inc.	967
9	PVH Corp.	1,141
6	Ralph Lauren Corp., Class A	537
44	Ross Stores, Inc.	2,794
19	Royal Caribbean Cruises Ltd.	2,352
10	Scripps Networks Interactive, Inc., Class A	833
7	Signet Jewelers Ltd.	459
182	Sirius XM Holdings, Inc.	990
161	Starbucks Corp.	8,829
31	Tapestry, Inc.	1,269
58	Target Corp.	3,424
15	Tesla, Inc.(b)	4,973
14	Tiffany & Co.	1,311
87	Time Warner, Inc.	8,551
72	TJX Cos., Inc. (The)	5,026
17	Toll Brothers, Inc.	783
14	Tractor Supply Co.	844
13	TripAdvisor, Inc.(b)	488
117	Twenty-First Century Fox, Inc., Class A	3,060
49	Twenty-First Century Fox, Inc., Class B	1,247
7	Ulta Beauty, Inc.(b)	1,413
21	Under Armour, Inc., Class A(b)	263
21	Under Armour, Inc., Class C(b)	242
4	Vail Resorts, Inc.	916
38	VF Corp.	2,647
39	Viacom, Inc., Class B	937
174	Walt Disney Co. (The)	17,019
8	Whirlpool Corp.	1,311
12	Wyndham Worldwide Corp.	1,282
9	Wynn Resorts Ltd.	1,327
37	Yum! Brands, Inc.	2,755

		316,944

	Consumer Staples—7.8%
216	Altria Group, Inc.	13,871
63	Archer-Daniels-Midland Co.	2,575
23	Brown-Forman Corp., Class B	1,311
16	Bunge Ltd.	1,100
20	Campbell Soup Co.	947
28	Church & Dwight Co., Inc.	1,265

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

PowerShares PureBetaSM MSCI USA Portfolio (PBUS) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
15	Clorox Co. (The)	$1,898
452	Coca-Cola Co. (The)	20,783
93	Colgate-Palmolive Co.	6,552
47	Conagra Brands, Inc.	1,606
19	Constellation Brands, Inc., Class A	4,163
49	Costco Wholesale Corp.	7,893
54	Coty, Inc., Class A	832
114	CVS Health Corp.	7,812
21	Dr Pepper Snapple Group, Inc.	1,799
25	Estee Lauder Cos., Inc. (The), Class A	2,795
64	General Mills, Inc.	3,323
16	Hershey Co. (The)	1,699
32	Hormel Foods Corp.	997
8	Ingredion, Inc.	1,003
13	JM Smucker Co. (The)	1,379
29	Kellogg Co.	1,813
40	Kimberly-Clark Corp.	4,500
68	Kraft Heinz Co. (The)	5,258
101	Kroger Co. (The)	2,091
13	McCormick & Co., Inc.	1,294
21	Molson Coors Brewing Co., Class B	1,698
169	Mondelez International, Inc., Class A	7,002
44	Monster Beverage Corp.(b)	2,549
159	PepsiCo, Inc.	17,527
173	Philip Morris International, Inc.	18,103
285	Procter & Gamble Co. (The)	24,607
3	Spectrum Brands Holdings, Inc.	330
57	Sysco Corp.	3,170
32	Tyson Foods, Inc., Class A	2,333
102	Walgreens Boots Alliance, Inc.	6,760
169	Wal-Mart Stores, Inc.	14,755

		199,393

	Energy—5.9%
62	Anadarko Petroleum Corp.	3,061
17	Andeavor	1,806
25	Antero Resources Corp.(b)	485
42	Apache Corp.	1,738
45	Baker Hughes a GE Co.	1,414
52	Cabot Oil & Gas Corp.	1,440
22	Cheniere Energy, Inc.(b)	1,028
211	Chevron Corp.	24,453
11	Cimarex Energy Co.	1,286
17	Concho Resources, Inc.(b)	2,282
138	ConocoPhillips	7,059
10	Continental Resources, Inc.(b)	407
5	Core Laboratories NV	500
56	Devon Energy Corp.	2,066
10	Diamondback Energy, Inc.(b)	1,072
64	EOG Resources, Inc.	6,392
19	EQT Corp.	1,188
472	Exxon Mobil Corp.	39,341
97	Halliburton Co.	4,146
12	Helmerich & Payne, Inc.	652
32	Hess Corp.	1,413
19	HollyFrontier Corp.	702
224	Kinder Morgan, Inc.	4,057

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
95	Marathon Oil Corp.	$1,351
58	Marathon Petroleum Corp.	3,465
18	Murphy Oil Corp.	481
42	National Oilwell Varco, Inc.	1,436
22	Newfield Exploration Co.(b)	677
52	Noble Energy, Inc.	1,449
85	Occidental Petroleum Corp.	5,488
42	ONEOK, Inc.	2,279
25	Parsley Energy, Inc., Class A(b)	665
49	Phillips 66	4,463
19	Pioneer Natural Resources Co.	2,844
16	Plains GP Holdings LP, Class A	326
28	Range Resources Corp.	507
155	Schlumberger Ltd.	9,920
24	Targa Resources Corp.	996
49	TechnipFMC PLC (United Kingdom)(b)	1,342
50	Valero Energy Corp.	3,945
104	Weatherford International PLC(b)	361
92	Williams Cos., Inc. (The)	2,622

		152,605

	Financials—14.6%
7	Affiliated Managers Group, Inc.	1,305
44	Aflac, Inc.	3,691
43	AGNC Investment Corp. REIT	866
2	Alleghany Corp.(b)	1,132
41	Allstate Corp. (The)	3,848
51	Ally Financial, Inc.	1,333
85	American Express Co.	8,119
8	American Financial Group, Inc.	844
103	American International Group, Inc.	6,655
17	Ameriprise Financial, Inc.	2,661
128	Annaly Capital Management, Inc. REIT	1,467
29	Aon PLC	4,159
15	Arch Capital Group Ltd.(b)	1,495
20	Arthur J. Gallagher & Co.	1,267
6	Assurant, Inc.	604
12	Athene Holding Ltd., Class A(b)	626
9	Axis Capital Holdings Ltd.	489
1,108	Bank of America Corp.	30,348
116	Bank of New York Mellon Corp. (The)	5,968
90	BB&T Corp.	4,432
139	Berkshire Hathaway, Inc., Class B(b)	25,985
13	BlackRock, Inc.	6,121
10	Brighthouse Financial, Inc.(b)	622
54	Capital One Financial Corp.	4,978
11	Cboe Global Markets, Inc.	1,244
134	Charles Schwab Corp. (The)	6,009
52	Chubb Ltd.	7,843
17	Cincinnati Financial Corp.	1,193
16	CIT Group, Inc.	746
307	Citigroup, Inc.	22,564
56	Citizens Financial Group, Inc.	2,129
38	CME Group, Inc.	5,212
20	Comerica, Inc.	1,571
42	Discover Financial Services	2,794
31	E*TRADE Financial Corp.(b)	1,351

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

PowerShares PureBetaSM MSCI USA Portfolio (PBUS) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
16	East West Bancorp, Inc.	$957
13	Eaton Vance Corp.	656
5	Everest Re Group Ltd.	1,187
83	Fifth Third Bancorp	2,399
18	First Republic Bank	1,753
29	FNF Group	1,085
37	Franklin Resources, Inc.	1,559
39	Goldman Sachs Group, Inc. (The)	9,457
41	Hartford Financial Services Group, Inc. (The)	2,257
121	Huntington Bancshares, Inc.	1,670
66	Intercontinental Exchange, Inc.	4,363
45	Invesco Ltd.(c)	1,611
396	JPMorgan Chase & Co.	39,841
122	KeyCorp	2,226
36	Leucadia National Corp.	911
25	Lincoln National Corp.	1,894
32	Loews Corp.	1,584
15	M&T Bank Corp.	2,501
2	Markel Corp.(b)	2,169
57	Marsh & McLennan Cos., Inc.	4,613
102	MetLife, Inc.	5,465
19	Moody’s Corp.	2,706
154	Morgan Stanley	7,700
10	MSCI, Inc., Class A	1,174
13	Nasdaq, Inc.	944
32	Navient Corp.	399
54	New York Community Bancorp, Inc.	678
24	Northern Trust Corp.	2,244
38	People’s United Financial, Inc.	709
54	PNC Financial Services Group, Inc. (The)	7,387
32	Principal Financial Group, Inc.	2,107
65	Progressive Corp. (The)	3,162
48	Prudential Financial, Inc.	5,302
15	Raymond James Financial, Inc.	1,272
134	Regions Financial Corp.	2,074
7	Reinsurance Group of America, Inc.	1,046
5	RenaissanceRe Holdings Ltd. (Bermuda)	692
29	S&P Global, Inc.	4,538
15	SEI Investments Co.	968
6	Signature Bank/New York NY(b)	780
42	State Street Corp.	3,864
54	SunTrust Banks, Inc.	3,251
6	SVB Financial Group(b)	1,316
90	Synchrony Financial	2,936
27	T. Rowe Price Group, Inc.	2,508
29	TD Ameritrade Holding Corp.	1,450
12	Torchmark Corp.	1,010
31	Travelers Cos., Inc. (The)	4,106
188	U.S. Bancorp	10,223
25	Unum Group	1,301
21	Voya Financial, Inc.	843
11	W.R. Berkley Corp.	754
529	Wells Fargo & Co.	29,698
15	Willis Towers Watson PLC	2,416
29	XL Group Ltd. (Bermuda)	1,174
23	Zions Bancorporation	1,069

		375,630

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care—13.7%
194	Abbott Laboratories	$10,521
177	AbbVie, Inc.	15,974
37	Aetna, Inc.	6,291
36	Agilent Technologies, Inc.	2,449
25	Alexion Pharmaceuticals, Inc.(b)	2,991
8	Align Technology, Inc.(b)	1,912
17	Alkermes PLC(b)	829
37	Allergan PLC	6,557
18	AmerisourceBergen Corp.	1,385
82	Amgen, Inc.	14,368
29	Anthem, Inc.	6,067
54	Baxter International, Inc.	3,481
25	Becton, Dickinson and Co.	5,217
24	Biogen, Inc.(b)	7,480
19	BioMarin Pharmaceutical, Inc.(b)	1,560
152	Boston Scientific Corp.(b)	4,277
183	Bristol-Myers Squibb Co.	11,284
8	C.R. Bard, Inc.	2,617
35	Cardinal Health, Inc.	2,166
72	Celgene Corp.(b)	7,270
19	Centene Corp.(b)	1,780
33	Cerner Corp.(b)	2,228
28	Cigna Corp.	5,522
5	Cooper Cos., Inc. (The)	1,201
70	Danaher Corp.	6,459
17	DaVita, Inc.(b)	1,033
25	DENTSPLY Sirona, Inc.	1,527
10	DexCom, Inc.(b)	450
24	Edwards Lifesciences Corp.(b)	2,454
111	Eli Lilly & Co.	9,095
13	Envision Healthcare Corp.(b)	554
66	Express Scripts Holding Co.(b)	4,045
146	Gilead Sciences, Inc.	10,944
33	HCA Healthcare, Inc.(b)	2,496
18	Henry Schein, Inc.(b)	1,415
31	Hologic, Inc.(b)	1,173
16	Humana, Inc.	4,086
10	IDEXX Laboratories, Inc.(b)	1,662
17	Illumina, Inc.(b)	3,488
20	Incyte Corp.(b)	2,265
12	Intuitive Surgical, Inc.(b)	4,504
7	Jazz Pharmaceuticals PLC(b)	991
301	Johnson & Johnson	41,962
12	Laboratory Corp. of America Holdings(b)	1,845
11	Mallinckrodt PLC(b)	348
24	McKesson Corp.	3,309
10	MEDNAX, Inc.(b)	438
153	Medtronic PLC	12,320
305	Merck & Co., Inc.	16,802
3	Mettler-Toledo International, Inc.(b)	2,048
51	Mylan NV(b)	1,821
9	Patterson Cos., Inc.	333
14	Perrigo Co. PLC	1,134
665	Pfizer, Inc.	23,315
15	Quest Diagnostics, Inc.	1,407
16	Quintiles IMS Holdings, Inc.(b)	1,730

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

PowerShares PureBetaSM MSCI USA Portfolio (PBUS) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
9	Regeneron Pharmaceuticals, Inc.(b)	$3,624
16	ResMed, Inc.	1,347
11	Seattle Genetics, Inc.(b)	674
38	Stryker Corp.	5,885
5	Teleflex, Inc.	1,185
4	TESARO, Inc.(b)	463
44	Thermo Fisher Scientific, Inc.	8,529
5	United Therapeutics Corp.(b)	593
107	UnitedHealth Group, Inc.	22,494
10	Universal Health Services, Inc., Class B	1,027
10	Varian Medical Systems, Inc.(b)	1,042
12	Veeva Systems, Inc., Class A(b)	731
28	Vertex Pharmaceuticals, Inc.(b)	4,094
9	Waters Corp.(b)	1,764
23	Zimmer Biomet Holdings, Inc.	2,797
55	Zoetis, Inc.	3,510

		352,639

	Industrials—9.8%
66	3M Co.	15,193
16	A.O. Smith Corp.	947
5	Acuity Brands, Inc.	836
7	AGCO Corp.	480
11	Allegion PLC	917
1	AMERCO	393
14	American Airlines Group, Inc.	655
26	AMETEK, Inc.	1,755
44	Arconic, Inc.	1,105
64	Boeing Co. (The)	16,511
16	C.H. Robinson Worldwide, Inc.	1,256
66	Caterpillar, Inc.	8,963
10	Cintas Corp.	1,490
103	CSX Corp.	5,194
18	Cummins, Inc.	3,184
30	Deere & Co.	3,986
20	Delta Air Lines, Inc.	1,001
17	Dover Corp.	1,623
50	Eaton Corp. PLC	4,001
72	Emerson Electric Co.	4,641
13	Equifax, Inc.	1,411
20	Expeditors International of Washington, Inc.	1,168
32	Fastenal Co.	1,503
28	FedEx Corp.	6,323
15	Flowserve Corp.	661
16	Fluor Corp.	689
35	Fortive Corp.	2,529
17	Fortune Brands Home & Security, Inc.	1,123
29	General Dynamics Corp.	5,886
967	General Electric Co.	19,495
22	HD Supply Holdings, Inc.(b)	779
81	Honeywell International, Inc.	11,677
5	Huntington Ingalls Industries, Inc.	1,164
9	IDEX Corp.	1,154
45	IHS Markit Ltd.(b)	1,917
35	Illinois Tool Works, Inc.	5,478
29	Ingersoll-Rand PLC	2,569
10	J.B. Hunt Transport Services, Inc.	1,064

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
13	Jacobs Engineering Group, Inc.	$757
104	Johnson Controls International PLC	4,305
12	Kansas City Southern	1,251
15	Knight-Swift Transportation Holdings, Inc., Class A(b)	622
9	L3 Technologies, Inc.	1,685
5	Lennox International, Inc.	956
29	Lockheed Martin Corp.	8,937
9	Macquarie Infrastructure Corp.	626
8	ManpowerGroup, Inc.	986
36	Masco Corp.	1,434
7	Middleby Corp. (The)(b)	811
40	Nielsen Holdings PLC	1,483
32	Norfolk Southern Corp.	4,205
18	Northrop Grumman Corp.	5,320
39	PACCAR, Inc.	2,797
15	Parker-Hannifin Corp.	2,739
19	Pentair PLC (United Kingdom)	1,339
32	Raytheon Co.	5,766
26	Republic Services, Inc.	1,692
14	Robert Half International, Inc.	725
14	Rockwell Automation, Inc.	2,811
18	Rockwell Collins, Inc.	2,441
11	Rollins, Inc.	483
11	Roper Technologies, Inc.	2,840
19	Sensata Technologies Holding NV(b)	929
7	Snap-on, Inc.	1,104
17	Southwest Airlines Co.	916
17	Stanley Black & Decker, Inc.	2,746
10	Stericycle, Inc.(b)	709
30	Textron, Inc.	1,582
6	TransDigm Group, Inc.	1,665
90	Union Pacific Corp.	10,421
9	United Continental Holdings, Inc.(b)	526
77	United Parcel Service, Inc., Class B	9,050
10	United Rentals, Inc.(b)	1,415
85	United Technologies Corp.	10,180
18	Verisk Analytics, Inc.(b)	1,531
6	W.W. Grainger, Inc.	1,186
6	WABCO Holdings, Inc.(b)	885
10	Wabtec Corp.	765
29	Waste Connections, Inc. (Canada)	2,049
49	Waste Management, Inc.	4,026
20	Xylem, Inc.	1,331

		250,748

	Information Technology—24.7%
69	Accenture PLC, Class A	9,823
80	Activision Blizzard, Inc.	5,239
55	Adobe Systems, Inc.(b)	9,634
89	Advanced Micro Devices, Inc.(b)	978
19	Akamai Technologies, Inc.(b)	993
6	Alliance Data Systems Corp.	1,342
33	Alphabet, Inc., Class A(b)	34,090
35	Alphabet, Inc., Class C(b)	35,582
34	Amphenol Corp., Class A	2,958
41	Analog Devices, Inc.	3,743

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

PowerShares PureBetaSM MSCI USA Portfolio (PBUS) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
10	ANSYS, Inc.(b)	$1,367
581	Apple, Inc.	98,212
120	Applied Materials, Inc.	6,772
5	Arista Networks, Inc.(b)	999
10	Arrow Electronics, Inc.(b)	836
22	Autodesk, Inc.(b)	2,749
50	Automatic Data Processing, Inc.	5,813
14	Avnet, Inc.	557
45	Broadcom Ltd.	11,876
13	Broadridge Financial Solutions, Inc.	1,117
35	CA, Inc.	1,133
31	Cadence Design Systems, Inc.(b)	1,338
15	CDK Global, Inc.	953
17	CDW Corp.	1,190
557	Cisco Systems, Inc.	19,022
17	Citrix Systems, Inc.(b)	1,404
66	Cognizant Technology Solutions Corp., Class A	4,994
21	CommScope Holding Co., Inc.(b)	675
102	Corning, Inc.	3,194
4	CoStar Group, Inc.(b)	1,183
23	Dell Technologies, Inc., Class V(b)	1,904
32	DXC Technology Co.	2,929
114	eBay, Inc.(b)	4,291
35	Electronic Arts, Inc.(b)	4,186
7	F5 Networks, Inc.(b)	849
264	Facebook, Inc., Class A(b)	47,536
37	Fidelity National Information Services, Inc.	3,432
49	First Data Corp., Class A(b)	873
24	Fiserv, Inc.(b)	3,106
10	FleetCor Technologies, Inc.(b)	1,653
59	Flex Ltd.(b)	1,050
15	FLIR Systems, Inc.	702
17	Fortinet, Inc.(b)	670
10	Gartner, Inc.(b)	1,253
17	Global Payments, Inc.	1,767
14	Harris Corp.	1,950
183	Hewlett Packard Enterprise Co.	2,547
188	HP, Inc.	4,051
525	Intel Corp.	23,882
100	International Business Machines Corp.	15,406
27	Intuit, Inc.	4,078
9	Jack Henry & Associates, Inc.	991
42	Juniper Networks, Inc.	1,043
18	KLA-Tencor Corp.	1,960
18	Lam Research Corp.	3,754
16	Leidos Holdings, Inc.	1,000
45	Marvell Technology Group Ltd. (Bermuda)	831
106	Mastercard, Inc., Class A	15,770
31	Maxim Integrated Products, Inc.	1,629
5	MercadoLibre, Inc. (Argentina)	1,202
26	Microchip Technology, Inc.	2,465
117	Micron Technology, Inc.(b)	5,184
817	Microsoft Corp.	67,958
18	Motorola Solutions, Inc.	1,630
30	NetApp, Inc.	1,333
32	Nuance Communications, Inc.(b)	472

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
67	NVIDIA Corp.	$13,856
344	Oracle Corp.	17,510
10	Palo Alto Networks, Inc.(b)	1,472
36	Paychex, Inc.	2,296
127	PayPal Holdings, Inc.(b)	9,215
14	Qorvo, Inc.(b)	1,061
164	QUALCOMM, Inc.	8,366
20	Red Hat, Inc.(b)	2,417
23	Sabre Corp.	450
76	salesforce.com, inc.(b)	7,778
33	Seagate Technology PLC	1,220
19	ServiceNow, Inc.(b)	2,401
21	Skyworks Solutions, Inc.	2,391
15	Splunk, Inc.(b)	1,009
19	SS&C Technologies Holdings, Inc.	764
68	Symantec Corp.	2,210
17	Synopsys, Inc.(b)	1,471
40	TE Connectivity Ltd.	3,639
111	Texas Instruments, Inc.	10,733
18	Total System Services, Inc.	1,297
28	Trimble, Inc.(b)	1,145
69	Twitter, Inc.(b)	1,423
18	Vantiv, Inc., Class A(b)	1,260
10	VeriSign, Inc.(b)	1,075
206	Visa, Inc., Class A	22,656
8	VMware, Inc., Class A(b)	958
33	Western Digital Corp.	2,946
52	Western Union Co. (The)	1,033
15	Workday, Inc., Class A(b)	1,665
24	Xerox Corp.	727
28	Xilinx, Inc.	2,063
12	Zillow Group, Inc., Class C(b)	495

		634,105

	Materials—3.1%
24	Air Products & Chemicals, Inc.	3,826
13	Albemarle Corp.	1,832
10	Avery Dennison Corp.	1,062
24	Axalta Coating Systems Ltd.(b)	798
37	Ball Corp.	1,588
16	Celanese Corp., Series A	1,669
26	CF Industries Holdings, Inc.	987
15	Crown Holdings, Inc.(b)	902
260	DowDuPont, Inc.	18,801
16	Eastman Chemical Co.	1,453
29	Ecolab, Inc.	3,789
15	FMC Corp.	1,393
153	Freeport-McMoRan, Inc.(b)	2,139
9	International Flavors & Fragrances, Inc.	1,327
44	International Paper Co.	2,520
38	LyondellBasell Industries NV, Class A	3,934
7	Martin Marietta Materials, Inc.	1,518
49	Monsanto Co.	5,934
37	Mosaic Co. (The)	827
59	Newmont Mining Corp.	2,133
35	Nucor Corp.	2,024

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

PowerShares PureBetaSM MSCI USA Portfolio (PBUS) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
11	Packaging Corp. of America	$1,279
29	PPG Industries, Inc.	3,371
32	Praxair, Inc.	4,676
22	Sealed Air Corp.	973
9	Sherwin-Williams Co. (The)	3,556
27	Steel Dynamics, Inc.	1,005
15	Vulcan Materials Co.	1,826
8	W.R. Grace & Co.	612
28	WestRock Co.	1,717

		79,471

	Real Estate—3.0%
10	Alexandria Real Estate Equities, Inc. REIT	1,240
48	American Tower Corp. REIT	6,896
16	AvalonBay Communities, Inc. REIT	2,901
17	Boston Properties, Inc. REIT	2,060
34	Brixmor Property Group, Inc. REIT	594
10	Camden Property Trust REIT	912
34	CBRE Group, Inc., Class A(b)	1,337
58	Colony Northstar, Inc., Class A REIT	712
45	Crown Castle International Corp. REIT	4,819
23	Digital Realty Trust, Inc. REIT	2,724
40	Duke Realty Corp. REIT	1,139
9	Equinix, Inc. REIT	4,172
41	Equity Residential REIT	2,758
7	Essex Property Trust, Inc. REIT	1,837
14	Extra Space Storage, Inc. REIT	1,142
8	Federal Realty Investment Trust REIT	964
69	GGP, Inc. REIT	1,343
52	HCP, Inc. REIT	1,344
82	Host Hotels & Resorts, Inc. REIT	1,604
28	Iron Mountain, Inc. REIT	1,120
5	Jones Lang LaSalle, Inc.	647
47	Kimco Realty Corp. REIT	854
16	Liberty Property Trust REIT	686
13	Macerich Co. (The) REIT	710
13	Mid-America Apartment Communities, Inc. REIT	1,331
17	National Retail Properties, Inc. REIT	683
59	Prologis, Inc. REIT	3,810
17	Public Storage REIT	3,523
30	Realty Income Corp. REIT	1,610
17	Regency Centers Corp. REIT	1,046
14	SBA Communications Corp. REIT(b)	2,201
35	Simon Property Group, Inc. REIT	5,437
11	SL Green Realty Corp. REIT	1,053
30	UDR, Inc. REIT	1,164
39	Ventas, Inc. REIT	2,447
108	VEREIT, Inc. REIT	852
19	Vornado Realty Trust REIT	1,422
41	Welltower, Inc. REIT	2,745
84	Weyerhaeuser Co. REIT	3,016

		76,855

	Telecommunication Services—2.0%
685	AT&T, Inc.	23,050
61	CenturyLink, Inc.	1,158
34	Level 3 Communications, Inc.(b)	1,824

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Telecommunication Services (continued)
89	Sprint Corp.(b)	$582
32	T-Mobile US, Inc.(b)	1,913
455	Verizon Communications, Inc.	21,781
20	Zayo Group Holdings, Inc.(b)	721

		51,029

	Utilities—3.1%
73	AES Corp. (The)	776
25	Alliant Energy Corp.	1,081
27	Ameren Corp.	1,674
55	American Electric Power Co., Inc.	4,093
20	American Water Works Co., Inc.	1,755
12	Atmos Energy Corp.	1,047
46	CenterPoint Energy, Inc.	1,361
31	CMS Energy Corp.	1,499
34	Consolidated Edison, Inc.	2,926
70	Dominion Energy, Inc.	5,680
20	DTE Energy Co.	2,209
78	Duke Energy Corp.	6,888
36	Edison International	2,878
20	Entergy Corp.	1,725
35	Eversource Energy	2,192
103	Exelon Corp.	4,142
49	FirstEnergy Corp.	1,615
52	NextEra Energy, Inc.	8,064
36	NiSource, Inc.	949
22	OGE Energy Corp.	810
57	PG&E Corp.	3,293
13	Pinnacle West Capital Corp.	1,140
76	PPL Corp.	2,855
56	Public Service Enterprise Group, Inc.	2,755
15	SCANA Corp.	647
27	Sempra Energy	3,173
111	Southern Co. (The)	5,794
19	UGI Corp.	909
35	WEC Energy Group, Inc.	2,359
16	Westar Energy, Inc.	856
56	Xcel Energy, Inc.	2,773

		79,918

	Total Investments in Securities (Cost $2,502,617)—100.0%	2,569,337
	Other assets less liabilities—0.0%	426

	Net Assets—100.0%	$2,569,763

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Schedule of Investments(a)

PowerShares PureBetaSM MSCI USA Small Cap Portfolio (PBSM)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—12.0%
19	1-800-Flowers.com, Inc., Class A(b)	$179
49	Aaron’s, Inc.	1,803
52	Abercrombie & Fitch Co., Class A	698
17	Acushnet Holdings Corp.	314
72	Adient PLC	6,074
46	Adtalem Global Education, Inc.	1,700
40	AMC Entertainment Holdings, Inc., Class A	556
42	AMC Networks, Inc., Class A(b)	2,137
63	American Axle & Manufacturing Holdings, Inc.(b)	1,121
128	American Eagle Outfitters, Inc.	1,667
43	American Outdoor Brands Corp.(b)	616
12	American Public Education, Inc.(b)	240
15	Asbury Automotive Group, Inc.(b)	921
111	Ascena Retail Group, Inc.(b)	215
14	At Home Group, Inc.(b)	287
26	Barnes & Noble Education, Inc.(b)	142
44	Barnes & Noble, Inc.	308
24	Beazer Homes USA, Inc.(b)	504
66	Belmond Ltd., Class A (United Kingdom)(b)	868
15	Big 5 Sporting Goods Corp.	95
34	Big Lots, Inc.	1,745
1	Biglari Holdings, Inc.(b)	357
14	BJ’s Restaurants, Inc.(b)	444
76	Bloomin’ Brands, Inc.	1,351
14	Bojangles’, Inc.(b)	171
65	Boyd Gaming Corp.	1,900
14	Bridgepoint Education, Inc.(b)	136
37	Bright Horizons Family Solutions, Inc.(b)	3,193
37	Brinker International, Inc.	1,137
68	Brunswick Corp.	3,444
22	Buckle, Inc. (The)	362
12	Buffalo Wild Wings, Inc.(b)	1,418
54	Burlington Stores, Inc.(b)	5,070
3	Cable One, Inc.	2,129
107	Caesars Entertainment Corp.(b)	1,386
60	CalAtlantic Group, Inc.	2,960
33	Caleres, Inc.	902
71	Callaway Golf Co.	1,025
23	Camping World Holdings, Inc., Class A	966
9	Capella Education Co.	733
50	Career Education Corp.(b)	534
11	Carriage Services, Inc.	285
26	Carrols Restaurant Group, Inc.(b)	292
37	Carter’s, Inc.	3,579
18	Cato Corp. (The), Class A	231
7	Cavco Industries, Inc.(b)	1,098
14	Century Communities, Inc.(b)	400
35	Cheesecake Factory, Inc. (The)	1,566
68	Chegg, Inc.(b)	1,055
98	Chico’s FAS, Inc.	783
14	Children’s Place, Inc. (The)	1,523
28	Choice Hotels International, Inc.	1,953
11	Churchill Downs, Inc.	2,294
13	Chuy’s Holdings, Inc.(b)	292
80	Cinemark Holdings, Inc.	2,907
11	Citi Trends, Inc.	239

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
23	Clear Channel Outdoor Holdings, Inc., Class A	$87
21	Columbia Sportswear Co.	1,310
15	Conn’s, Inc.(b)	461
40	Cooper Tire & Rubber Co.	1,312
14	Cooper-Standard Holdings, Inc.(b)	1,561
35	Core-Mark Holding Co., Inc.	1,192
15	Cracker Barrel Old Country Store, Inc.	2,342
56	Crocs, Inc.(b)	571
7	CSS Industries, Inc.	210
110	Dana, Inc.	3,354
32	Dave & Buster’s Entertainment, Inc.(b)	1,542
25	Deckers Outdoor Corp.(b)	1,706
17	Del Frisco’s Restaurant Group, Inc.(b)	236
26	Del Taco Restaurants, Inc.(b)	330
53	Denny’s Corp.(b)	693
13	Dillard’s, Inc., Class A	660
13	DineEquity, Inc.	619
24	Dorman Products, Inc.(b)	1,659
46	Drive Shack, Inc.	168
50	DSW, Inc., Class A	957
14	Duluth Holdings, Inc., Class B(b)	289
70	Dunkin’ Brands Group, Inc.	4,135
40	E.W. Scripps Co. (The), Class A(b)	694
18	El Pollo Loco Holdings, Inc.(b)	207
37	Eldorado Resorts, Inc.(b)	951
18	Entercom Communications Corp., Class A	199
50	Entravision Communications Corp., Class A	260
20	Ethan Allen Interiors, Inc.	595
60	Express, Inc.(b)	406
147	Extended Stay America, Inc.	2,914
20	Fiesta Restaurant Group, Inc.(b)	331
31	Finish Line, Inc. (The), Class A	287
42	Five Below, Inc.(b)	2,320
33	Fossil Group, Inc.(b)	260
27	Fox Factory Holding Corp.(b)	1,149
28	Francesca’s Holdings Corp.(b)	181
27	Fred’s, Inc., Class A	119
14	FTD Cos., Inc.(b)	151
77	GameStop Corp., Class A	1,439
82	Gannett Co., Inc.	713
15	Genesco, Inc.(b)	367
220	Gentex Corp.	4,270
28	Gentherm, Inc.(b)	938
33	G-III Apparel Group Ltd.(b)	836
42	Global Eagle Entertainment, Inc.(b)	102
52	GNC Holdings, Inc., Class A	356
77	GoPro, Inc., Class A(b)	803
4	Graham Holdings Co., Class B	2,226
35	Grand Canyon Education, Inc.(b)	3,133
50	Gray Television, Inc.(b)	778
11	Green Brick Partners, Inc.(b)	119
16	Group 1 Automotive, Inc.	1,257
320	Groupon, Inc., Class A(b)	1,526
47	Guess?, Inc.	762
15	Habit Restaurants, Inc. (The), Class A(b)	184
5	Hamilton Beach Brands Holding Co., Class A(b)	194

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

PowerShares PureBetaSM MSCI USA Small Cap Portfolio (PBSM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
3	Hamilton Beach Brands Holding Co., Class B(b)	$116
14	Haverty Furniture Cos., Inc.	334
21	Helen of Troy Ltd.(b)	1,951
13	Hemisphere Media Group, Inc., Class A(b)	159
16	Hibbett Sports, Inc.(b)	205
57	Hilton Grand Vacations, Inc.(b)	2,335
8	Hooker Furniture Corp.	379
79	Houghton Mifflin Harcourt Co.(b)	782
90	Hovnanian Enterprises, Inc., Class A(b)	218
26	HSN, Inc.	980
35	Iconix Brand Group, Inc.(b)	57
85	ILG, Inc.	2,522
45	IMAX Corp.(b)	1,091
17	Installed Building Products, Inc.(b)	1,185
19	International Speedway Corp., Class A	738
21	iRobot Corp.(b)	1,411
236	J.C. Penney Co., Inc.(b)	661
23	Jack in the Box, Inc.	2,381
35	John Wiley & Sons, Inc., Class A	1,913
26	K12, Inc.(b)	422
58	KB Home	1,591
11	Kirkland’s, Inc.(b)	129
62	La Quinta Holdings, Inc.(b)	1,092
10	Lands’ End, Inc.(b)	109
24	Laureate Education, Inc., Class A(b)	321
37	La-Z-Boy, Inc.	997
19	LCI Industries	2,352
14	LGI Homes, Inc.(b)	845
17	Libbey, Inc.	116
42	Liberty Expedia Holdings, Inc., Class A(b)	1,936
36	Liberty Global PLC LiLAC, Class A (United Kingdom)(b)	782
92	Liberty Global PLC LiLAC, Class C (United Kingdom)(b)	2,024
8	Liberty Media Corp.-Liberty Braves, Class A(b)	188
26	Liberty Media Corp.-Liberty Braves, Class C(b)	614
17	Liberty Media Corp.-Liberty Formula One, Class A(b)	619
154	Liberty Media Corp.-Liberty Formula One, Class C(b)	5,874
55	Liberty TripAdvisor Holdings, Inc., Series A(b)	594
62	Liberty Ventures, Series A(b)	3,532
17	Lindblad Expeditions Holdings, Inc.(b)	182
40	Lions Gate Entertainment Corp., Class A(b)	1,161
77	Lions Gate Entertainment Corp., Class B(b)	2,130
18	Lithia Motors, Inc., Class A	2,037
102	Live Nation Entertainment, Inc.(b)	4,466
10	Loral Space & Communications, Inc.(b)	472
22	Lumber Liquidators Holdings, Inc.(b)	677
19	M/I Homes, Inc.(b)	635
15	Madison Square Garden Co. (The), Class A(b)	3,340
14	Marcus Corp. (The)	380
20	MarineMax, Inc.(b)	371
18	Marriott Vacations Worldwide Corp.	2,369
29	MDC Holdings, Inc.	1,074
43	MDC Partners, Inc., Class A(b)	495

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
30	Meredith Corp.	$1,590
29	Meritage Homes Corp.(b)	1,412
93	Michaels Cos., Inc. (The)(b)	1,806
38	Modine Manufacturing Co.(b)	800
9	Monarch Casino & Resort, Inc.(b)	401
25	Monro, Inc.	1,234
14	Motorcar Parts of America, Inc.(b)	405
12	Movado Group, Inc.	332
47	MSG Networks, Inc., Class A(b)	815
27	Murphy USA, Inc.(b)	2,008
48	National CineMedia, Inc.	323
23	Nautilus, Inc.(b)	299
41	New Media Investment Group, Inc.	655
98	New York Times Co. (The), Class A	1,872
34	Nexstar Media Group, Inc., Class A	2,169
23	Nutrisystem, Inc.	1,149
393	Office Depot, Inc.	1,218
37	Ollie’s Bargain Outlet Holdings, Inc.(b)	1,652
12	Overstock.com, Inc.(b)	551
12	Oxford Industries, Inc.	775
21	Papa John’s International, Inc.	1,429
23	Party City Holdco, Inc.(b)	256
65	Penn National Gaming, Inc.(b)	1,696
30	Penske Automotive Group, Inc.	1,399
16	PetMed Express, Inc.	566
18	PICO Holdings, Inc.(b)	340
58	Pier 1 Imports, Inc.	241
41	Pinnacle Entertainment, Inc.(b)	1,061
55	Planet Fitness, Inc., Class A	1,465
32	Pool Corp.	3,865
18	Potbelly Corp.(b)	217
10	Red Robin Gourmet Burgers, Inc.(b)	684
51	Red Rock Resorts, Inc., Class A	1,256
86	Regal Entertainment Group, Class A	1,406
26	Regis Corp.(b)	388
40	Rent-A-Center, Inc.	398
24	RH(b)	2,158
22	Ruth’s Hospitality Group, Inc.	464
104	Sally Beauty Holdings, Inc.(b)	1,800
23	Scholastic Corp.	850
41	Scientific Games Corp., Class A(b)	1,952
20	Sears Holdings Corp.(b)	110
52	SeaWorld Entertainment, Inc.(b)	597
31	Sequential Brands Group, Inc.(b)	81
143	Service Corp. International	5,071
102	ServiceMaster Global Holdings, Inc.(b)	4,805
16	Shake Shack, Inc., Class A(b)	607
9	Shoe Carnival, Inc.	169
23	Shutterfly, Inc.(b)	982
58	Sinclair Broadcast Group, Inc., Class A	1,839
55	Six Flags Entertainment Corp.	3,453
102	Skechers U.S.A., Inc., Class A(b)	3,256
32	Sleep Number Corp.(b)	1,040
20	Sonic Automotive, Inc., Class A	397
32	Sonic Corp.	813
28	Sotheby’s(b)	1,451

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

PowerShares PureBetaSM MSCI USA Small Cap Portfolio (PBSM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
9	Speedway Motorsports, Inc.	$180
16	Standard Motor Products, Inc.	699
41	Steven Madden Ltd.(b)	1,599
20	Stoneridge, Inc.(b)	455
8	Strayer Education, Inc.	750
14	Sturm Ruger & Co., Inc.	694
17	Superior Industries International, Inc.	264
33	Tailored Brands, Inc.	510
55	Taylor Morrison Home Corp., Class A(b)	1,328
155	TEGNA, Inc.	1,896
35	Tempur Sealy International, Inc.(b)	2,288
41	Tenneco, Inc.	2,383
51	Texas Roadhouse, Inc.	2,551
40	Thor Industries, Inc.	5,449
26	Tile Shop Holdings, Inc.	222
75	Time, Inc.	870
28	TopBuild Corp.(b)	1,848
16	Tower International, Inc.	486
25	TravelCenters of America LLC(b)	123
121	TRI Pointe Group, Inc.(b)	2,140
56	Tribune Media Co., Class A	2,292
11	tronc, Inc.(b)	163
39	Tupperware Brands Corp.	2,291
12	Unifi, Inc.(b)	457
11	Universal Electronics, Inc.(b)	660
62	Urban Outfitters, Inc.(b)	1,520
15	Vera Bradley, Inc.(b)	108
43	Vista Outdoor, Inc.(b)	899
24	Visteon Corp.(b)	3,025
16	Vitamin Shoppe, Inc.(b)	74
28	Wayfair, Inc., Class A(b)	1,957
22	Weight Watchers International, Inc.(b)	988
150	Wendy’s Co. (The)	2,282
5	Weyco Group, Inc.	136
21	William Lyon Homes, Class A(b)	583
63	Williams-Sonoma, Inc.	3,251
22	Wingstop, Inc.	745
2	Winmark Corp.	262
23	Winnebago Industries, Inc.	1,130
74	Wolverine World Wide, Inc.	2,020
28	World Wrestling Entertainment, Inc., Class A	743
15	Zoe’s Kitchen, Inc.(b)	184
14	Zumiez, Inc.(b)	247

		312,850

	Consumer Staples—3.3%
26	Amplify Snack Brands, Inc.(b)	166
21	Andersons, Inc. (The)	786
335	Avon Products, Inc. (United Kingdom)(b)	764
51	B&G Foods, Inc.	1,622
75	Blue Buffalo Pet Products, Inc.(b)	2,170
15	Bob Evans Farms, Inc.	1,158
7	Boston Beer Co., Inc. (The), Class A(b)	1,246
12	Calavo Growers, Inc.	884
23	Cal-Maine Foods, Inc.(b)	1,035
30	Casey’s General Stores, Inc.	3,437
8	Central Garden & Pet Co.(b)	305

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
27	Central Garden & Pet Co., Class A(b)	$997
16	Chefs’ Warehouse, Inc. (The)(b)	319
4	Coca-Cola Bottling Co. Consolidated	902
125	Darling Ingredients, Inc.(b)	2,281
69	Dean Foods Co.	673
42	Edgewell Personal Care Co.(b)	2,727
17	elf Beauty, Inc.(b)	360
47	Energizer Holdings, Inc.	2,021
8	Farmer Brothers Co.(b)	272
143	Flowers Foods, Inc.	2,721
25	Fresh Del Monte Produce, Inc.	1,113
16	Freshpet, Inc.(b)	249
79	Hain Celestial Group, Inc. (The)(b)	2,846
47	Herbalife Ltd.(b)	3,413
34	Hostess Brands, Inc.(b)	392
91	HRG Group, Inc.(b)	1,476
9	Ingles Markets, Inc., Class A	210
13	Inter Parfums, Inc.	602
12	J & J Snack Foods Corp.	1,598
6	John B. Sanfilippo & Son, Inc.	353
106	Lamb Weston Holdings, Inc.	5,405
15	Lancaster Colony Corp.	1,878
19	Landec Corp.(b)	252
7	Medifast, Inc.	437
9	MGP Ingredients, Inc.	612
9	National Beverage Corp.	881
7	Natural Grocers by Vitamin Cottage, Inc.(b)	34
6	Natural Health Trends Corp.	116
40	Nu Skin Enterprises, Inc., Class A	2,544
16	Omega Protein Corp.	350
63	Performance Food Group Co.(b)	1,783
91	Pinnacle Foods, Inc.	4,952
51	Post Holdings, Inc.(b)	4,229
16	PriceSmart, Inc.	1,341
10	Revlon, Inc., Class A(b)	225
300	Rite Aid Corp.(b)	495
16	Sanderson Farms, Inc.	2,393
5	Seneca Foods Corp., Class A(b)	180
22	Smart & Final Stores, Inc.(b)	132
59	Snyder’s-Lance, Inc.	2,220
29	SpartanNash Co.	712
99	Sprouts Farmers Market, Inc.(b)	1,831
29	Supervalu, Inc.(b)	472
15	Tootsie Roll Industries, Inc.	534
44	TreeHouse Foods, Inc.(b)	2,921
39	United Natural Foods, Inc.(b)	1,512
19	Universal Corp.	1,090
146	US Foods Holding Corp.(b)	3,983
9	USANA Health Sciences, Inc.(b)	591
77	Vector Group Ltd.	1,600
6	Village Super Market, Inc., Class A	144
11	WD-40 Co.	1,219
8	Weis Markets, Inc.	311

		86,477

	Energy—3.5%
17	Arch Coal, Inc., Class A	1,299

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

PowerShares PureBetaSM MSCI USA Small Cap Portfolio (PBSM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
48	Archrock, Inc.	$576
14	Basic Energy Services, Inc.(b)	264
58	Bill Barrett Corp.(b)	286
25	Bristow Group, Inc.	236
29	California Resources Corp.(b)	320
153	Callon Petroleum Co.(b)	1,697
16	CARBO Ceramics, Inc.(b)	132
62	Carrizo Oil & Gas, Inc.(b)	1,097
71	Centennial Resource Development, Inc., Class A(b)	1,380
690	Chesapeake Energy Corp.(b)	2,691
97	Clean Energy Fuels Corp.(b)	228
140	CONSOL Energy, Inc.(b)	2,258
13	CVR Energy, Inc.	357
55	Delek US Holdings, Inc.	1,433
303	Denbury Resources, Inc.(b)	373
52	Diamond Offshore Drilling, Inc.(b)	870
29	Dril-Quip, Inc.(b)	1,221
70	Eclipse Resources Corp.(b)	155
52	Enbridge Energy Management LLC(b)	749
74	Energen Corp.(b)	3,826
25	Energy XXI Gulf Coast, Inc.(b)	214
48	EnLink Midstream LLC	744
329	Ensco PLC, Class A	1,773
24	Exterran Corp.(b)	774
78	Extraction Oil & Gas, Inc.(b)	1,244
119	Fairmount Santrol Holdings, Inc.(b)	513
51	Forum Energy Technologies, Inc.(b)	734
42	Frank’s International NV	278
31	Gener8 Maritime, Inc.(b)	143
304	Gran Tierra Energy, Inc. (Colombia)(b)	660
29	Green Plains, Inc.	534
125	Gulfport Energy Corp.(b)	1,712
74	Halcon Resources Corp.(b)	487
106	Helix Energy Solutions Group, Inc.(b)	723
11	International Seaways Inc.(b)	222
24	Jagged Peak Energy, Inc.(b)	333
23	Keane Group, Inc.(b)	355
6	Key Energy Services, Inc.(b)	64
176	Kosmos Energy Ltd. (Ghana)(b)	1,352
120	Laredo Petroleum, Inc.(b)	1,430
6	Mammoth Energy Services, Inc.(b)	118
74	Matador Resources Co.(b)	1,965
20	Matrix Service Co.(b)	282
215	McDermott International, Inc.(b)	1,423
9	Midstates Petroleum Co., Inc.(b)	137
217	Nabors Industries Ltd.	1,222
10	Natural Gas Services Group, Inc.(b)	278
67	Newpark Resources, Inc.(b)	586
186	Noble Corp. PLC(b)	774
171	Oasis Petroleum, Inc.(b)	1,616
75	Oceaneering International, Inc.	1,516
39	Oil States International, Inc.(b)	899
17	Par Pacific Holdings, Inc.(b)	357
105	Parker Drilling Co.(b)	110
161	Patterson-UTI Energy, Inc.	3,185
83	PBF Energy, Inc., Class A	2,405

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
43	PDC Energy, Inc.(b)	$2,190
183	QEP Resources, Inc.(b)	1,638
26	Renewable Energy Group, Inc.(b)	315
14	Resolute Energy Corp.(b)	420
4	REX American Resources Corp.(b)	353
117	Rice Energy, Inc.(b)	3,317
10	RigNet, Inc.(b)	174
39	Ring Energy, Inc.(b)	500
91	Rowan Cos. PLC, Class A(b)	1,304
50	RPC, Inc.	1,215
91	RSP Permian, Inc.(b)	3,131
56	Sanchez Energy Corp.(b)	242
24	Sandridge Energy, Inc.(b)	450
13	SEACOR Holdings, Inc.(b)	614
13	SEACOR Marine Holdings, Inc.(b)	184
50	SemGroup Corp., Class A	1,302
76	SM Energy Co.	1,621
385	Southwestern Energy Co.(b)	2,137
145	SRC Energy, Inc.(b)	1,383
116	Superior Energy Services, Inc.(b)	1,023
40	Tallgrass Energy GP LP, Class A	1,000
46	Tellurian, Inc.(b)	495
35	Tesco Corp.(b)	135
88	TETRA Technologies, Inc.(b)	250
298	Transocean Ltd.(b)	3,129
40	Unit Corp.(b)	749
62	US Silica Holdings, Inc.	1,892
276	Whiting Petroleum Corp.(b)	1,659
18	Wildhorse Resource Development Corp.(b)	234
53	World Fuel Services Corp.	1,473
303	WPX Energy, Inc.(b)	3,418

		90,557

	Financials—15.8%
14	1st Source Corp.	718
11	Access National Corp.	320
21	AG Mortgage Investment Trust, Inc. REIT	395
9	Allegiance Bancshares, Inc.(b)	353
34	Ambac Financial Group, Inc.(b)	554
64	American Equity Investment Life Holding Co.	1,889
11	American National Insurance Co.	1,339
28	Ameris Bancorp	1,341
15	AMERISAFE, Inc.	970
65	AmTrust Financial Services, Inc.	816
73	Anworth Mortgage Asset Corp. REIT	408
79	Apollo Commercial Real Estate Finance, Inc. REIT	1,428
37	Arbor Realty Trust, Inc. REIT	306
23	Argo Group International Holdings Ltd.	1,448
18	Arlington Asset Investment Corp., Class A	206
32	ARMOUR Residential REIT, Inc. REIT	802
9	Arrow Financial Corp.	318
36	Artisan Partners Asset Management, Inc., Class A	1,238
46	Aspen Insurance Holdings Ltd. (Bermuda)	1,973
116	Associated Banc-Corp.	2,935
4	Associated Capital Group, Inc., Class A	148
93	Assured Guaranty Ltd.	3,450
19	Atlantic Capital Bancshares, Inc.(b)	313

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

PowerShares PureBetaSM MSCI USA Small Cap Portfolio (PBSM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
7	Baldwin & Lyons, Inc., Class B	$161
32	Banc of California, Inc.	674
13	BancFirst Corp.	710
42	Bancorp, Inc. (The)(b)	353
63	BancorpSouth, Inc.	1,991
33	Bank Mutual Corp.	349
33	Bank of Hawaii Corp.	2,693
93	Bank of The Ozarks	4,336
81	BankUnited, Inc.	2,823
24	Banner Corp.	1,376
12	Bar Harbor Bankshares	363
52	Beneficial Bancorp, Inc.	858
29	Berkshire Hills Bancorp, Inc.	1,111
161	BGC Partners, Inc., Class A	2,442
69	Blackstone Mortgage Trust, Inc., Class A REIT	2,196
18	Blue Hills Bancorp, Inc.	391
43	BofI Holding, Inc.(b)	1,157
15	BOK Financial Corp.	1,297
64	Boston Private Financial Holdings, Inc.	1,018
12	Bridge Bancorp, Inc.	426
58	Brookline Bancorp, Inc.	893
91	Brown & Brown, Inc.	4,535
13	Bryn Mawr Bank Corp.	570
12	Camden National Corp.	518
19	Capital Bank Financial Corp., Class A	771
100	Capitol Federal Financial, Inc.	1,379
73	Capstead Mortgage Corp. REIT	644
58	Cathay General Bancorp	2,424
42	CenterState Bank Corp.	1,119
23	Central Pacific Financial Corp.	716
54	Chemical Financial Corp.	2,845
128	Chimera Investment Corp. REIT	2,342
35	Citizens, Inc.(b)	265
12	City Holding Co.	846
130	CNO Financial Group, Inc.	3,116
28	CoBiz Financial, Inc.	572
16	Cohen & Steers, Inc.	696
55	Columbia Banking System, Inc.	2,393
70	Commerce Bancshares, Inc.	4,071
39	Community Bank System, Inc.	2,156
12	Community Trust Bancorp, Inc.	580
23	ConnectOne Bancorp, Inc.	618
19	Cowen, Inc., Class A(b)	285
13	Crawford & Co., Class A	123
5	Credit Acceptance Corp.(b)	1,434
47	Cullen/Frost Bankers, Inc.	4,629
22	Customers Bancorp, Inc.(b)	601
79	CVB Financial Corp.	1,885
115	CYS Investments, Inc. REIT	920
3	Diamond Hill Investment Group, Inc.	636
24	Dime Community Bancshares, Inc.	529
9	Donegal Group, Inc., Class A	154
25	Donnelley Financial Solutions, Inc.(b)	537
35	Dynex Capital, Inc. REIT	245
25	Eagle Bancorp, Inc.(b)	1,666
7	EMC Insurance Group, Inc.	206

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
25	Employers Holdings, Inc.	$1,192
19	Encore Capital Group, Inc.(b)	883
20	Enova International, Inc.(b)	297
8	Enstar Group Ltd. (Bermuda)(b)	1,822
18	Enterprise Financial Services Corp.	785
20	Erie Indemnity Co., Class A	2,416
64	Essent Group Ltd.(b)	2,728
32	Evercore, Inc., Class A	2,563
39	EZCORP, Inc., Class A(b)	400
246	F.N.B. Corp.	3,319
30	FactSet Research Systems, Inc.	5,696
5	FB Financial Corp.(b)	204
9	FBL Financial Group, Inc., Class A	696
31	FCB Financial Holdings, Inc., Class A(b)	1,448
7	Federal Agricultural Mortgage Corp., Class C	520
70	Federated Investors, Inc., Class B	2,175
10	Federated National Holding Co.	153
9	Fidelity & Guaranty Life	280
17	Fidelity Southern Corp.	373
48	Financial Engines, Inc.	1,733
10	Financial Institutions, Inc.	328
84	First American Financial Corp.	4,571
147	First BanCorp/Puerto Rico(b)	757
20	First Bancorp/Southern Pines NC	734
29	First Busey Corp.	902
5	First Citizens BancShares, Inc., Class A	2,025
74	First Commonwealth Financial Corp.	1,077
11	First Community Bancshares, Inc.	329
8	First Defiance Financial Corp.	434
47	First Financial Bancorp	1,283
40	First Financial Bankshares, Inc.	1,826
7	First Financial Corp.	332
21	First Foundation, Inc.(b)	389
42	First Hawaiian, Inc.	1,228
178	First Horizon National Corp.	3,341
20	First Interstate BancSystem, Inc., Class A	786
36	First Merchants Corp.	1,548
68	First Midwest Bancorp, Inc.	1,570
16	First of Long Island Corp. (The)	505
37	Firstcash, Inc.	2,362
17	Flagstar Bancorp, Inc.(b)	635
21	Flushing Financial Corp.	630
45	FNFV Group(b)	776
9	Franklin Financial Network, Inc.(b)	309
133	Fulton Financial Corp.	2,421
3	GAMCO Investors, Inc., Class A	87
379	Genworth Financial, Inc., Class A(b)	1,254
17	German American Bancorp, Inc.	612
58	Glacier Bancorp, Inc.	2,202
7	Global Indemnity Ltd., Class A (Cayman Islands)(b)	294
8	Great Southern Bancorp, Inc.	430
45	Great Western Bancorp, Inc.	1,827
17	Green Bancorp, Inc.(b)	377
30	Green Dot Corp., Class A(b)	1,699
19	Greenhill & Co., Inc.	348
22	Greenlight Capital Re Ltd., Class A(b)	485

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

PowerShares PureBetaSM MSCI USA Small Cap Portfolio (PBSM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
18	Guaranty Bancorp	$512
65	Hancock Holding Co.	3,169
25	Hanmi Financial Corp.	769
39	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	938
33	Hanover Insurance Group, Inc. (The)	3,247
11	HarborOne Bancorp, Inc.(b)	215
6	HCI Group, Inc.	225
17	Heartland Financial USA, Inc.	837
27	Heritage Commerce Corp.	415
23	Heritage Financial Corp.	702
20	Heritage Insurance Holdings, Inc.	321
60	Hilltop Holdings, Inc.	1,414
119	Home BancShares, Inc.	2,675
21	HomeStreet, Inc.(b)	610
14	HomeTrust Bancshares, Inc.(b)	368
97	Hope Bancorp, Inc.	1,790
31	Horace Mann Educators Corp.	1,358
18	Horizon Bancorp	495
20	Houlihan Lokey, Inc., Class A	833
39	IBERIABANK Corp.	2,876
21	Independent Bank Corp./MA	1,514
16	Independent Bank Corp./MI	360
10	Independent Bank Group, Inc.	629
9	Infinity Property & Casualty Corp.	849
49	Interactive Brokers Group, Inc., Class A	2,647
43	International Bancshares Corp.	1,746
12	INTL FCStone, Inc.(b)	498
85	Invesco Mortgage Capital, Inc. REIT(c)	1,464
24	Investment Technology Group, Inc.	563
201	Investors Bancorp, Inc.	2,764
17	James River Group Holdings Ltd.	719
145	Janus Henderson Group PLC (United Kingdom)	5,039
62	Kearny Financial Corp.	933
31	Kemper Corp.	1,987
14	Kinsale Capital Group, Inc.	607
48	Ladder Capital Corp., Class A REIT	645
82	Ladenburg Thalmann Financial Services, Inc.	251
34	Lakeland Bancorp, Inc.	699
18	Lakeland Financial Corp.	869
33	LegacyTexas Financial Group, Inc.	1,316
66	Legg Mason, Inc.	2,520
230	LendingClub Corp.(b)	1,309
6	LendingTree, Inc.(b)	1,608
18	Live Oak Bancshares, Inc.	427
62	LPL Financial Holdings, Inc.	3,076
56	Maiden Holdings Ltd.	462
19	MainSource Financial Group, Inc.	716
29	MarketAxess Holdings, Inc.	5,046
61	MB Financial, Inc.	2,802
93	MBIA, Inc.(b)	674
12	Mercantile Bank Corp.	433
21	Mercury General Corp.	1,175
39	Meridian Bancorp, Inc.	768
7	Meta Financial Group, Inc.	611
299	MFA Financial, Inc. REIT	2,464

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
283	MGIC Investment Corp.(b)	$4,047
11	Midland States Bancorp, Inc.	357
25	Moelis & Co., Class A	1,069
15	Morningstar, Inc.	1,278
35	MTGE Investment Corp. REIT	634
20	National Bank Holdings Corp., Class A	656
40	National General Holdings Corp.	807
2	National Western Life Group, Inc., Class A	715
22	Nationstar Mortgage Holdings, Inc.(b)	428
18	Navigators Group, Inc. (The)	1,044
33	NBT Bancorp, Inc.	1,259
16	Nelnet, Inc., Class A	937
234	New Residential Investment Corp. REIT	4,125
85	New York Mortgage Trust, Inc. REIT	513
16	NewStar Financial, Inc.	196
41	NMI Holdings, Inc., Class A(b)	597
33	Northfield Bancorp, Inc.	563
74	Northwest Bancshares, Inc.	1,248
21	OceanFirst Financial Corp.	583
76	Ocwen Financial Corp.(b)	265
33	OFG Bancorp	294
103	Old National Bancorp	1,875
191	Old Republic International Corp.	3,875
61	OM Asset Management PLC	932
30	On Deck Capital, Inc.(b)	148
46	OneMain Holdings, Inc.(b)	1,461
17	Opus Bank(b)	440
30	Oritani Financial Corp.	509
27	Pacific Premier Bancorp, Inc.(b)	1,091
99	PacWest Bancorp	4,784
11	Park National Corp.	1,208
36	Park Sterling Corp.	453
11	Peapack-Gladstone Financial Corp.	382
51	PennyMac Mortgage Investment Trust REIT	819
12	Peoples Bancorp, Inc.	397
11	People’s Utah Bancorp	342
25	PHH Corp.(b)	330
56	Pinnacle Financial Partners, Inc.	3,707
11	Piper Jaffray Cos.	804
13	PJT Partners, Inc., Class A	502
78	Popular, Inc.	2,861
35	PRA Group, Inc.(b)	977
10	Preferred Bank	617
35	Primerica, Inc.	3,098
41	ProAssurance Corp.	2,298
51	Prosperity Bancshares, Inc.	3,355
48	Provident Financial Services, Inc.	1,306
12	Pzena Investment Management, Inc., Class A	142
10	QCR Holdings, Inc.	478
164	Radian Group, Inc.	3,437
58	Redwood Trust, Inc. REIT	911
34	Renasant Corp.	1,408
8	Republic Bancorp, Inc., Class A	315
35	Republic First Bancorp, Inc.(b)	324
23	Resource Capital Corp. REIT	236
29	RLI Corp.	1,714

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

PowerShares PureBetaSM MSCI USA Small Cap Portfolio (PBSM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
27	S&T Bancorp, Inc.	$1,104
15	Safeguard Scientifics, Inc.(b)	212
11	Safety Insurance Group, Inc.	904
18	Sandy Spring Bancorp, Inc.	727
28	Seacoast Banking Corp. of Florida(b)	694
45	Selective Insurance Group, Inc.	2,682
34	ServisFirst Bancshares, Inc.	1,394
29	Simmons First National Corp., Class A	1,673
329	SLM Corp.(b)	3,484
21	South State Corp.	1,891
21	Southside Bancshares, Inc.	744
199	Starwood Property Trust, Inc. REIT	4,280
13	State Auto Financial Corp.	333
28	State Bank Financial Corp.	809
21	State National Cos., Inc.	441
164	Sterling Bancorp	4,108
13	Stewart Information Services Corp.	493
52	Stifel Financial Corp.	2,758
16	Stock Yards Bancorp, Inc.	604
8	Sun Bancorp, Inc.	203
13	Sutherland Asset Management Corp. REIT	203
93	Synovus Financial Corp.	4,357
123	TCF Financial Corp.	2,241
38	Texas Capital Bancshares, Inc.(b)	3,270
5	Texas Pacific Land Trust	2,036
43	TFS Financial Corp.	663
44	Third Point Reinsurance Ltd. (Bermuda)(b)	735
11	Tompkins Financial Corp.	958
45	TowneBank	1,508
16	TriCo Bancshares	663
17	TriState Capital Holdings, Inc.(b)	385
15	Trupanion, Inc.(b)	422
73	TrustCo Bank Corp. NY	670
52	Trustmark Corp.	1,713
266	Two Harbors Investment Corp. REIT	2,607
33	UMB Financial Corp.	2,426
168	Umpqua Holdings Corp.	3,437
33	Union Bankshares Corp.	1,139
76	United Bankshares, Inc.	2,732
51	United Community Banks, Inc.	1,398
39	United Financial Bancorp, Inc.	714
16	United Fire Group, Inc.	737
19	United Insurance Holdings Corp.	299
25	Universal Insurance Holdings, Inc.	596
20	Univest Corp. of Pennsylvania	586
60	Validus Holdings Ltd.	3,125
201	Valley National Bancorp	2,312
37	Virtu Financial, Inc., Class A	524
6	Virtus Investment Partners, Inc.	698
63	Waddell & Reed Financial, Inc., Class A	1,177
23	Walker & Dunlop, Inc.(b)	1,262
68	Washington Federal, Inc.	2,366
12	Washington Trust Bancorp, Inc.	666
19	Waterstone Financial, Inc.	365
70	Webster Financial Corp.	3,849
35	WesBanco, Inc.	1,414

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
20	Westamerica Bancorporation	$1,165
77	Western Alliance Bancorp(b)	4,297
32	Western Asset Mortgage Capital Corp. REIT	322
6	Westwood Holdings Group, Inc.	389
3	White Mountains Insurance Group Ltd.	2,667
43	Wintrust Financial Corp.	3,495
88	WisdomTree Investments, Inc.	976
157	WMIH Corp.(b)	130
5	World Acceptance Corp.(b)	438
24	WSFS Financial Corp.	1,193
6	Xenith Bankshares, Inc.(b)	192

		410,873

	Health Care—12.1%
18	Abaxis, Inc.	871
32	ABIOMED, Inc.(b)	6,173
57	Acadia Healthcare Co., Inc.(b)	1,788
75	ACADIA Pharmaceuticals, Inc.(b)	2,612
25	Accelerate Diagnostics, Inc.(b)	496
29	Acceleron Pharma, Inc.(b)	1,131
63	Accuray, Inc.(b)	299
23	Aceto Corp.	232
20	Achaogen, Inc.(b)	254
73	Achillion Pharmaceuticals, Inc.(b)	293
18	Aclaris Therapeutics, Inc.(b)	454
36	Acorda Therapeutics, Inc.(b)	957
24	Aduro Biotech, Inc.(b)	191
28	Advaxis, Inc.(b)	95
23	Aerie Pharmaceuticals, Inc.(b)	1,420
68	Agenus, Inc.(b)	249
31	Agios Pharmaceuticals, Inc.(b)	1,992
17	Aimmune Therapeutics, Inc.(b)	494
71	Akorn, Inc.(b)	2,312
45	Alder Biopharmaceuticals, Inc.(b)	506
131	Allscripts Healthcare Solutions, Inc.(b)	1,766
9	Almost Family, Inc.(b)	398
63	Alnylam Pharmaceuticals, Inc.(b)	7,676
27	AMAG Pharmaceuticals, Inc.(b)	424
22	Amedisys, Inc.(b)	1,058
9	American Renal Associates Holdings, Inc.(b)	109
110	Amicus Therapeutics, Inc.(b)	1,566
37	AMN Healthcare Services, Inc.(b)	1,624
28	Amphastar Pharmaceuticals, Inc.(b)	506
10	Analogic Corp.	803
9	Anaptysbio, Inc.(b)	594
27	AngioDynamics, Inc.(b)	458
6	ANI Pharmaceuticals, Inc.(b)	348
11	Anika Therapeutics, Inc.(b)	601
23	Ardelyx, Inc.(b)	123
29	Arena Pharmaceuticals, Inc.(b)	813
139	Array BioPharma, Inc.(b)	1,453
13	Atara Biotherapeutics, Inc.(b)	185
31	athenahealth, Inc.(b)	3,964
24	AtriCure, Inc.(b)	515
1	Atrion Corp.	658
19	Avexis, Inc.(b)	1,986
24	Axovant Sciences Ltd.(b)	126

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

PowerShares PureBetaSM MSCI USA Small Cap Portfolio (PBSM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
19	Bellicum Pharmaceuticals, Inc.(b)	$179
73	BioCryst Pharmaceuticals, Inc.(b)	328
16	Bio-Rad Laboratories, Inc., Class A(b)	3,517
29	Bio-Techne Corp.	3,800
24	BioTelemetry, Inc.(b)	697
69	BioTime, Inc.(b)	166
79	Bioverativ, Inc.(b)	4,463
34	Bluebird Bio, Inc.(b)	4,729
24	Blueprint Medicines Corp.(b)	1,594
141	Brookdale Senior Living, Inc.(b)	1,414
85	Bruker Corp.	2,669
25	Cambrex Corp.(b)	1,081
29	Cantel Medical Corp.	2,844
18	Capital Senior Living Corp.(b)	239
20	Cara Therapeutics, Inc.(b)	251
25	Cardiovascular Systems, Inc.(b)	602
49	Castlight Health, Inc., Class B(b)	189
101	Catalent, Inc.(b)	4,302
95	Celldex Therapeutics, Inc.(b)	232
36	Cempra, Inc.(b)	83
80	Cerus Corp.(b)	230
37	Charles River Laboratories International, Inc.(b)	4,303
12	Chemed Corp.	2,681
30	Chimerix, Inc.(b)	148
11	Civitas Solutions, Inc.(b)	205
35	Clovis Oncology, Inc.(b)	2,638
25	Coherus Biosciences, Inc.(b)	281
15	Collegium Pharmaceutical, Inc.(b)	155
87	Community Health Systems, Inc.(b)	513
9	Computer Programs & Systems, Inc.	271
11	Concert Pharmaceuticals, Inc.(b)	188
22	ConforMIS, Inc.(b)	78
19	CONMED Corp.	992
64	Corcept Therapeutics, Inc.(b)	1,260
8	CorVel Corp.(b)	480
31	Cotiviti Holdings, Inc.(b)	1,090
28	Cross Country Healthcare, Inc.(b)	382
23	CryoLife, Inc.(b)	447
30	Cytokinetics, Inc.(b)	410
15	CytomX Therapeutics, Inc.(b)	300
43	Depomed, Inc.(b)	208
24	Dermira, Inc.(b)	642
36	Diplomat Pharmacy, Inc.(b)	758
45	Dynavax Technologies Corp.(b)	990
7	Eagle Pharmaceuticals, Inc.(b)	376
19	Editas Medicine, Inc.(b)	471
28	Emergent Biosolutions, Inc.(b)	1,148
11	Enanta Pharmaceuticals, Inc.(b)	546
152	Endo International PLC(b)	970
60	Endologix, Inc.(b)	318
37	Ensign Group, Inc. (The)	854
8	Entellus Medical, Inc.(b)	135
36	Epizyme, Inc.(b)	601
16	Esperion Therapeutics, Inc.(b)	732
45	Evolent Health, Inc., Class A(b)	731
90	Exact Sciences Corp.(b)	4,949

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
8	Exactech, Inc.(b)	$335
223	Exelixis, Inc.(b)	5,528
51	FibroGen, Inc.(b)	2,848
22	Five Prime Therapeutics, Inc.(b)	987
22	Flexion Therapeutics, Inc.(b)	484
11	Foundation Medicine, Inc.(b)	495
35	Genesis Healthcare, Inc., Class A(b)	34
39	GenMark Diagnostics, Inc.(b)	291
16	Genomic Health, Inc.(b)	525
121	Geron Corp.(b)	272
12	Glaukos Corp.(b)	424
25	Global Blood Therapeutics, Inc.(b)	995
55	Globus Medical, Inc., Class A(b)	1,753
40	Haemonetics Corp.(b)	1,902
95	Halozyme Therapeutics, Inc.(b)	1,684
36	Halyard Health, Inc.(b)	1,517
39	HealthEquity, Inc.(b)	1,959
68	HealthSouth Corp.	3,138
21	HealthStream, Inc.(b)	514
35	Heron Therapeutics, Inc.(b)	537
5	Heska Corp.(b)	488
50	Hill-Rom Holdings, Inc.	4,036
64	HMS Holdings Corp.(b)	1,231
124	Horizon Pharma PLC(b)	1,681
12	ICU Medical, Inc.(b)	2,293
75	ImmunoGen, Inc.(b)	435
71	Immunomedics, Inc.(b)	761
53	Impax Laboratories, Inc.(b)	962
44	INC Research Holdings, Inc., Class A(b)	2,515
58	Innoviva, Inc.(b)	710
14	Inogen, Inc.(b)	1,385
43	Inovalon Holdings, Inc., Class A(b)	720
65	Inovio Pharmaceuticals, Inc.(b)	379
54	Insmed, Inc.(b)	1,459
44	Insulet Corp.(b)	2,588
16	Insys Therapeutics, Inc.(b)	82
22	Integer Holdings Corp.(b)	1,069
46	Integra LifeSciences Holdings Corp.(b)	2,152
10	Intellia Therapeutics, Inc.(b)	311
14	Intercept Pharmaceuticals, Inc.(b)	863
20	Intersect ENT, Inc.(b)	593
32	Intra-Cellular Therapies, Inc.(b)	499
45	Intrexon Corp.(b)	736
24	Invacare Corp.	372
23	Invitae Corp.(b)	194
95	Ionis Pharmaceuticals, Inc.(b)	5,425
42	Iovance Biotherapeutics, Inc.(b)	327
7	iRhythm Technologies, Inc.(b)	357
97	Ironwood Pharmaceuticals, Inc., Class A(b)	1,492
6	Jounce Therapeutics, Inc.(b)	84
60	Juno Therapeutics, Inc.(b)	2,695
26	K2M Group Holdings, Inc.(b)	512
27	Karyopharm Therapeutics, Inc.(b)	276
62	Keryx Biopharmaceuticals, Inc.(b)	402
65	Kindred Healthcare, Inc.	393
13	La Jolla Pharmaceutical Co.(b)	447

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

PowerShares PureBetaSM MSCI USA Small Cap Portfolio (PBSM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
21	Lannett Co., Inc.(b)	$418
21	Lantheus Holdings, Inc.(b)	418
11	LeMaitre Vascular, Inc.	352
36	Lexicon Pharmaceuticals, Inc.(b)	367
13	LHC Group, Inc.(b)	869
31	LifePoint Health, Inc.(b)	1,493
16	Ligand Pharmaceuticals, Inc.(b)	2,326
31	LivaNova PLC(b)	2,291
16	Loxo Oncology, Inc.(b)	1,379
30	Luminex Corp.	641
25	MacroGenics, Inc.(b)	495
18	Magellan Health, Inc.(b)	1,535
37	Masimo Corp.(b)	3,247
55	Medicines Co. (The)(b)	1,581
45	Medidata Solutions, Inc.(b)	3,385
6	Medpace Holdings, Inc.(b)	225
32	Meridian Bioscience, Inc.	478
38	Merit Medical Systems, Inc.(b)	1,446
10	Merrimack Pharmaceuticals, Inc.	117
80	MiMedx Group, Inc.(b)	1,014
24	Minerva Neurosciences, Inc.(b)	151
33	Molina Healthcare, Inc.(b)	2,238
53	Momenta Pharmaceuticals, Inc.(b)	747
16	MyoKardia, Inc.(b)	615
11	Myovant Sciences Ltd.(b)	151
52	Myriad Genetics, Inc.(b)	1,783
20	Natera, Inc.(b)	220
8	National Healthcare Corp.	512
7	National Research Corp., Class A	263
25	Natus Medical, Inc.(b)	1,060
118	Nektar Therapeutics, Class A(b)	2,843
29	Neogen Corp.(b)	2,326
45	NeoGenomics, Inc.(b)	390
67	Neurocrine Biosciences, Inc.(b)	4,161
18	Nevro Corp.(b)	1,576
21	NewLink Genetics Corp.(b)	197
214	Novavax, Inc.(b)	233
33	Novocure Ltd.(b)	713
39	NuVasive, Inc.(b)	2,212
50	NxStage Medical, Inc.(b)	1,348
34	Omeros Corp.(b)	536
28	Omnicell, Inc.(b)	1,394
256	OPKO Health, Inc.(b)	1,723
44	OraSure Technologies, Inc.(b)	869
75	Organovo Holdings, Inc.(b)	119
14	Orthofix International NV(b)	752
18	Otonomy, Inc.(b)	54
46	Owens & Minor, Inc.	1,130
74	Pacific Biosciences of California, Inc.(b)	313
30	Pacira Pharmaceuticals, Inc.(b)	962
16	Paratek Pharmaceuticals, Inc.(b)	342
116	PDL BioPharma, Inc.(b)	343
22	Penumbra, Inc.(b)	2,212
84	PerkinElmer, Inc.	6,075
24	PharMerica Corp.(b)	703
14	Phibro Animal Health Corp., Class A	527

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
49	Portola Pharmaceuticals, Inc.(b)	$2,421
39	PRA Health Sciences, Inc.(b)	3,176
39	Premier, Inc., Class A(b)	1,274
40	Prestige Brands Holdings, Inc.(b)	1,876
53	Progenics Pharmaceuticals, Inc.(b)	328
29	Prothena Corp. PLC (Ireland)(b)	1,683
9	Providence Service Corp. (The)(b)	500
30	PTC Therapeutics, Inc.(b)	562
23	Puma Biotechnology, Inc.(b)	2,928
36	Quality Systems, Inc.(b)	507
22	Quidel Corp.(b)	901
6	Ra Pharmaceuticals, Inc.(b)	79
25	Radius Health, Inc.(b)	803
9	Reata Pharmaceuticals, Inc., Class A(b)	273
20	REGENXBIO, Inc.(b)	599
28	Repligen Corp.(b)	1,042
28	Retrophin, Inc.(b)	696
16	Revance Therapeutics, Inc.(b)	416
38	Rockwell Medical, Inc.(b)	230
24	Sage Therapeutics, Inc.(b)	1,519
62	Sangamo Therapeutics, Inc.(b)	769
45	Sarepta Therapeutics, Inc.(b)	2,219
81	Select Medical Holdings Corp.(b)	1,551
15	Seres Therapeutics, Inc.(b)	151
23	Spark Therapeutics, Inc.(b)	1,861
61	Spectrum Pharmaceuticals, Inc.(b)	1,195
22	STAAR Surgical Co.(b)	292
65	STERIS PLC	6,066
19	Sucampo Pharmaceuticals, Inc., Class A(b)	190
38	Supernus Pharmaceuticals, Inc.(b)	1,581
15	Surgery Partners, Inc.(b)	139
10	SurModics, Inc.(b)	298
171	Synergy Pharmaceuticals, Inc.(b)	467
27	Teladoc, Inc.(b)	892
32	Teligent, Inc.(b)	182
76	Tenet Healthcare Corp.(b)	1,085
41	TG Therapeutics, Inc.(b)	334
130	TherapeuticsMD, Inc.(b)	614
32	Theravance Biopharma, Inc. (Cayman Islands)(b)	924
27	Tivity Health, Inc.(b)	1,249
18	Triple-S Management Corp., Class B(b)	432
10	U.S. Physical Therapy, Inc.	680
31	Ultragenyx Pharmaceutical, Inc.(b)	1,429
32	Vanda Pharmaceuticals, Inc.(b)	502
28	Varex Imaging Corp.(b)	962
19	Versartis, Inc.(b)	34
19	Vocera Communications, Inc.(b)	536
70	VWR Corp.(b)	2,317
8	WaVe Life Sciences Ltd.(b)	184
34	WellCare Health Plans, Inc.(b)	6,723
56	West Pharmaceutical Services, Inc.	5,678
75	Wright Medical Group NV(b)	1,966
12	XBiotech, Inc.(b)	51
30	Xencor, Inc.(b)	593
97	ZIOPHARM Oncology, Inc.(b)	452

		314,860

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

PowerShares PureBetaSM MSCI USA Small Cap Portfolio (PBSM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials—15.4%
33	AAON, Inc.	$1,155
25	AAR Corp.	972
43	ABM Industries, Inc.	1,805
83	ACCO Brands Corp.(b)	1,083
46	Actuant Corp., Class A	1,173
23	Advanced Disposal Services, Inc.(b)	573
29	Advanced Drainage Systems, Inc.	567
31	Advisory Board Co. (The)(b)	1,672
119	AECOM(b)	4,172
26	Aegion Corp.(b)	606
49	Aerojet Rocketdyne Holdings, Inc.(b)	1,547
16	Aerovironment, Inc.(b)	819
75	Air Lease Corp.	3,259
11	Air Transport Services Group, Inc.(b)	266
42	Aircastle Ltd.	977
8	Alamo Group, Inc.	844
22	Albany International Corp., Class A	1,328
3	Allegiant Travel Co.	409
105	Allison Transmission Holdings, Inc.	4,461
23	Altra Industrial Motion Corp.	1,102
6	American Railcar Industries, Inc.	239
11	American Woodmark Corp.(b)	1,063
22	Apogee Enterprises, Inc.	1,050
30	Applied Industrial Technologies, Inc.	1,909
19	ArcBest Corp.	619
11	Argan, Inc.	756
16	Armstrong Flooring, Inc.(b)	237
31	Armstrong World Industries, Inc.(b)	1,584
15	Astec Industries, Inc.	779
16	Astronics Corp.(b)	550
24	Atkore International Group, Inc.(b)	463
5	Atlas Air Worldwide Holdings, Inc.(b)	307
58	Avis Budget Group, Inc.(b)	2,392
40	Axon Enterprise, Inc.(b)	919
20	AZZ, Inc.	956
37	Babcock & Wilcox Enterprises, Inc.(b)	162
39	Barnes Group, Inc.	2,539
51	Beacon Roofing Supply, Inc.(b)	2,826
46	BMC Stock Holdings, Inc.(b)	987
36	Brady Corp., Class A	1,370
32	Briggs & Stratton Corp.	806
35	Brink’s Co. (The)	2,663
85	Builders FirstSource, Inc.(b)	1,532
68	BWX Technologies, Inc.	4,075
49	Carlisle Cos., Inc.	5,382
29	Casella Waste Systems, Inc., Class A(b)	535
39	CBIZ, Inc.(b)	661
22	Chart Industries, Inc.(b)	957
76	Chicago Bridge & Iron Co. NV	1,059
11	CIRCOR International, Inc.	483
42	Clean Harbors, Inc.(b)	2,247
70	Colfax Corp.(b)	2,920
15	Columbus McKinnon Corp.	593
28	Comfort Systems USA, Inc.	1,240
30	Continental Building Products, Inc.(b)	801
158	Copart, Inc.(b)	5,734

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
90	Covanta Holding Corp.	$1,449
9	Covenant Transportation Group, Inc., Class A(b)	267
37	Crane Co.	3,075
12	CSW Industrials, Inc.(b)	589
20	Cubic Corp.	1,091
32	Curtiss-Wright Corp.	3,784
37	Deluxe Corp.	2,577
96	Donaldson Co., Inc.	4,532
17	Douglas Dynamics, Inc.	713
28	Dun & Bradstreet Corp. (The)	3,271
13	DXP Enterprises, Inc.(b)	417
24	Dycom Industries, Inc.(b)	2,108
20	Echo Global Logistics, Inc.(b)	481
45	EMCOR Group, Inc.	3,623
16	Encore Wire Corp.	722
27	Energy Recovery, Inc.(b)	208
33	EnerSys	2,289
15	Engility Holdings, Inc.(b)	505
19	Ennis, Inc.	383
17	EnPro Industries, Inc.	1,424
20	ESCO Technologies, Inc.	1,159
28	Essendant, Inc.	271
21	Esterline Technologies Corp.(b)	1,992
20	Exponent, Inc.	1,477
45	Federal Signal Corp.	961
7	Forrester Research, Inc.	306
23	Forward Air Corp.	1,321
11	Foundation Building Materials, Inc.(b)	148
30	Franklin Electric Co., Inc.	1,365
31	FTI Consulting, Inc.(b)	1,325
29	GATX Corp.	1,723
48	Generac Holdings, Inc.(b)	2,500
38	General Cable Corp.	796
47	Genesee & Wyoming, Inc., Class A(b)	3,374
23	Gibraltar Industries, Inc.(b)	765
17	Global Brass & Copper Holdings, Inc.	595
22	GMS, Inc.(b)	749
14	Gorman-Rupp Co. (The)	448
10	GP Strategies Corp.(b)	290
43	Graco, Inc.	5,667
30	Granite Construction, Inc.	1,911
42	Great Lakes Dredge & Dock Corp.(b)	214
22	Greenbrier Cos., Inc. (The)	1,148
23	Griffon Corp.	519
24	H&E Equipment Services, Inc.	791
61	Harsco Corp.(b)	1,296
10	Hawaiian Holdings, Inc.(b)	335
56	Healthcare Services Group, Inc.	2,962
35	Heartland Express, Inc.	747
21	HEICO Corp.	1,904
37	HEICO Corp., Class A	2,816
14	Heidrick & Struggles International, Inc.	348
16	Herc Holdings, Inc.(b)	775
45	Herman Miller, Inc.	1,512
38	Hertz Global Holdings, Inc.(b)	945
69	Hexcel Corp.	4,188

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

PowerShares PureBetaSM MSCI USA Small Cap Portfolio (PBSM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
48	Hillenbrand, Inc.	$1,898
34	HNI Corp.	1,163
25	Hub Group, Inc., Class A(b)	1,082
40	Hubbell, Inc.	5,033
17	Huron Consulting Group, Inc.(b)	622
6	Hyster-Yale Materials Handling, Inc.	471
14	ICF International, Inc.(b)	752
36	InnerWorkings, Inc.(b)	392
15	Insperity, Inc.	1,423
14	Insteel Industries, Inc.	358
48	Interface, Inc.	1,094
68	ITT, Inc.	3,172
36	Jeld-Wen Holding, Inc.(b)	1,328
24	John Bean Technologies Corp.	2,566
9	Kadant, Inc.	1,022
18	Kaman Corp.	1,007
105	KAR Auction Services, Inc.	4,970
109	KBR, Inc.	2,140
24	Kelly Services, Inc., Class A	631
61	Kennametal, Inc.	2,663
34	KeyW Holding Corp. (The)(b)	257
18	Kforce, Inc.	377
28	Kimball International, Inc., Class B	537
10	Kirby Corp.(b)	708
40	KLX, Inc.(b)	2,194
37	Knoll, Inc.	785
41	Korn/Ferry International	1,715
65	Kratos Defense & Security Solutions, Inc.(b)	783
32	Landstar System, Inc.	3,160
45	Lincoln Electric Holdings, Inc.	4,125
8	Lindsay Corp.	732
26	LSC Communications, Inc.	421
13	Lydall, Inc.(b)	751
101	Manitowoc Co., Inc. (The)(b)	962
31	Marten Transport Ltd.	609
23	Masonite International Corp.(b)	1,543
50	MasTec, Inc.(b)	2,178
8	Matson, Inc.	218
25	Matthews International Corp., Class A	1,571
17	McGrath RentCorp	760
37	Mercury Systems, Inc.(b)	1,867
64	Meritor, Inc.(b)	1,665
45	Milacron Holdings Corp.(b)	808
13	Mistras Group, Inc.(b)	273
34	Mobile Mini, Inc.	1,125
25	Moog, Inc., Class A(b)	2,194
72	MRC Global, Inc.(b)	1,235
26	MSA Safety, Inc.	2,067
35	MSC Industrial Direct Co., Inc., Class A	2,901
42	Mueller Industries, Inc.	1,460
121	Mueller Water Products, Inc., Class A	1,445
11	Multi-Color Corp.	910
12	MYR Group, Inc.(b)	383
4	National Presto Industries, Inc.	468
36	Navigant Consulting, Inc.(b)	623
34	Navistar International Corp.(b)	1,439

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
32	NCI Building Systems, Inc.(b)	$510
20	Nexeo Solutions, Inc.(b)	148
20	NN, Inc.	591
40	Nordson Corp.	5,068
82	NOW, Inc.(b)	1,027
50	Old Dominion Freight Line, Inc.	6,057
2	Omega Flex, Inc.	129
38	On Assignment, Inc.(b)	2,326
44	Orbital ATK, Inc.	5,849
57	Oshkosh Corp.	5,219
86	Owens Corning	7,111
6	Park-Ohio Holdings Corp.	283
12	Patrick Industries, Inc.(b)	1,116
37	PGT Innovations, Inc.(b)	522
142	Pitney Bowes, Inc.	1,951
170	Plug Power, Inc.(b)	485
18	Ply Gem Holdings, Inc.(b)	304
7	Powell Industries, Inc.	203
31	Primoris Services Corp.	876
19	Proto Labs, Inc.(b)	1,658
23	Quad/Graphics, Inc., Class A	524
24	Quanex Building Products Corp.	527
116	Quanta Services, Inc.(b)	4,377
27	Raven Industries, Inc.	909
19	RBC Bearings, Inc.(b)	2,353
34	Regal Beloit Corp.	2,759
21	Resources Connection, Inc.	331
22	REV Group, Inc.	568
79	Rexnord Corp.(b)	2,016
23	Roadrunner Transportation Systems, Inc.(b)	202
33	RPX Corp.(b)	430
53	RR Donnelley & Sons Co.	488
23	Rush Enterprises, Inc., Class A(b)	1,168
3	Rush Enterprises, Inc., Class B(b)	143
41	Ryder System, Inc.	3,324
20	Saia, Inc.(b)	1,296
31	Simpson Manufacturing Co., Inc.	1,728
30	Siteone Landscape Supply, Inc.(b)	1,905
10	SkyWest, Inc.	471
17	SP Plus Corp.(b)	659
92	Spirit AeroSystems Holdings, Inc., Class A	7,369
13	Spirit Airlines, Inc.(b)	482
32	SPX Corp.(b)	937
32	SPX FLOW, Inc.(b)	1,319
10	Standex International Corp.	1,036
66	Steelcase, Inc., Class A	960
19	Sun Hydraulics Corp.	1,093
52	Sunrun, Inc.(b)	298
23	Team, Inc.(b)	283
26	Teledyne Technologies, Inc.(b)	4,419
14	Tennant Co.	971
75	Terex Corp.	3,533
44	Tetra Tech, Inc.	2,167
25	Thermon Group Holdings, Inc.(b)	538
54	Timken Co. (The)	2,546
38	Titan International, Inc.	370

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

PowerShares PureBetaSM MSCI USA Small Cap Portfolio (PBSM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
14	Titan Machinery, Inc.(b)	$208
82	Toro Co. (The)	5,154
118	TransUnion(b)	6,194
23	Trex Co., Inc.(b)	2,517
35	TriMas Corp.(b)	929
31	TriNet Group, Inc.(b)	1,076
104	Trinity Industries, Inc.	3,382
46	Triton International Ltd. (Bermuda)(b)	1,835
38	Triumph Group, Inc.	1,180
32	TrueBlue, Inc.(b)	867
30	Tutor Perini Corp.(b)	846
12	UniFirst Corp.	1,890
80	Univar, Inc.(b)	2,380
16	Universal Forest Products, Inc.	1,806
6	Universal Logistics Holdings, Inc.	130
17	US Ecology, Inc.	808
72	USG Corp.(b)	2,472
17	Valmont Industries, Inc.	2,701
9	Veritiv Corp.(b)	289
16	Viad Corp.	929
13	Vicor Corp.(b)	280
7	VSE Corp.	344
46	Wabash National Corp.	1,035
30	WageWorks, Inc.(b)	1,913
23	Watsco, Inc.	3,831
20	Watts Water Technologies, Inc., Class A	1,348
100	Welbilt, Inc.(b)	2,206
36	Werner Enterprises, Inc.	1,283
42	Wesco Aircraft Holdings, Inc.(b)	380
37	WESCO International, Inc.(b)	2,337
42	Woodward, Inc.	3,248
85	XPO Logistics, Inc.(b)	5,895
25	YRC Worldwide, Inc.(b)	337

		402,334

	Information Technology—17.1%
40	2U, Inc.(b)	2,545
82	3D Systems Corp.(b)	1,015
70	8x8, Inc.(b)	934
38	A10 Networks, Inc.(b)	278
13	Acacia Communications, Inc.(b)	550
90	ACI Worldwide, Inc.(b)	2,167
23	Actua Corp.(b)	355
60	Acxiom Corp.(b)	1,510
37	ADTRAN, Inc.	781
31	Advanced Energy Industries, Inc.(b)	2,626
13	Alarm.com Holdings, Inc.(b)	607
14	Alpha & Omega Semiconductor Ltd.(b)	258
26	Ambarella, Inc.(b)	1,467
82	Amkor Technology, Inc.(b)	949
27	ANGI Homeservices, Inc., Class A(b)	337
23	Anixter International, Inc.(b)	1,580
14	Applied Optoelectronics, Inc.(b)	570
136	ARRIS International PLC(b)	3,876
57	Aspen Technology, Inc.(b)	3,678
38	AVX Corp.	716
23	Axcelis Technologies, Inc.(b)	757

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
22	Badger Meter, Inc.	$964
37	Bankrate, Inc.(b)	514
28	Barracuda Networks, Inc.(b)	653
57	Bazaarvoice, Inc.(b)	275
32	Belden, Inc.	2,557
38	Benchmark Electronics, Inc.(b)	1,176
12	Benefitfocus, Inc.(b)	329
89	Black Knight, Inc.(b)	4,036
37	Blackbaud, Inc.	3,748
41	Blackhawk Network Holdings, Inc., Class A(b)	1,392
10	Blackline, Inc.(b)	355
31	Blucora, Inc.(b)	673
113	Booz Allen Hamilton Holding Corp.	4,270
31	Bottomline Technologies (de), Inc.(b)	1,009
56	Box, Inc., Class A(b)	1,229
23	Brightcove, Inc.(b)	184
24	BroadSoft, Inc.(b)	1,316
312	Brocade Communications Systems, Inc.	3,635
53	Brooks Automation, Inc.	1,823
20	Cabot Microelectronics Corp.	1,933
19	CACI International, Inc., Class A(b)	2,731
27	CalAmp Corp.(b)	614
34	Calix, Inc.(b)	187
49	Callidus Software, Inc.(b)	1,242
17	Carbonite, Inc.(b)	386
35	Cardtronics PLC, Class A(b)	802
52	Cars.Com, Inc.(b)	1,239
9	Cass Information Systems, Inc.	580
52	Cavium, Inc.(b)	3,587
16	CEVA, Inc.(b)	773
18	ChannelAdvisor Corp.(b)	202
107	Ciena Corp.(b)	2,276
18	Cimpress NV (Netherlands)(b)	1,965
49	Cirrus Logic, Inc.(b)	2,744
66	Cognex Corp.	8,128
19	Coherent, Inc.(b)	4,991
21	Cohu, Inc.	542
10	CommerceHub, Inc., Series A(b)	223
22	CommerceHub, Inc., Series C(b)	469
33	CommVault Systems, Inc.(b)	1,718
18	Comtech Telecommunications Corp.	387
135	Conduent, Inc.(b)	2,090
71	Convergys Corp.	1,827
65	CoreLogic, Inc.(b)	3,048
39	Cornerstone OnDemand, Inc.(b)	1,496
19	Coupa Software, Inc.(b)	660
31	Cray, Inc.(b)	640
74	Cree, Inc.(b)	2,642
26	CSG Systems International, Inc.	1,101
124	CSRA, Inc.	3,967
24	CTS Corp.	653
251	Cypress Semiconductor Corp.	3,981
28	Daktronics, Inc.	288
52	Diebold Nixdorf, Inc.	1,004
29	Diodes, Inc.(b)	996
44	Dolby Laboratories, Inc., Class A	2,549

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

PowerShares PureBetaSM MSCI USA Small Cap Portfolio (PBSM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
47	DST Systems, Inc.	$2,755
16	Eastman Kodak Co.(b)	86
16	Ebix, Inc.	1,087
37	EchoStar Corp., Class A(b)	2,070
35	Electronics For Imaging, Inc.(b)	1,080
26	Ellie Mae, Inc.(b)	2,339
49	Endurance International Group Holdings, Inc.(b)	402
108	Entegris, Inc.	3,537
34	Envestnet, Inc.(b)	1,816
38	EPAM Systems, Inc.(b)	3,464
11	ePlus, Inc.(b)	1,052
62	Etsy, Inc.(b)	1,035
38	Euronet Worldwide, Inc.(b)	3,672
47	EVERTEC, Inc.	705
26	ExlService Holdings, Inc.(b)	1,623
84	Extreme Networks, Inc.(b)	1,008
28	Fabrinet (Thailand)(b)	1,041
24	Fair Isaac Corp.	3,484
13	FARO Technologies, Inc.(b)	673
84	Finisar Corp.(b)	1,977
122	FireEye, Inc.(b)	2,064
60	First Solar, Inc.(b)	3,289
119	Fitbit, Inc., Class A(b)	731
33	Five9, Inc.(b)	833
55	FormFactor, Inc.(b)	1,001
25	Gigamon, Inc.(b)	962
82	Glu Mobile, Inc.(b)	329
86	GoDaddy, Inc., Class A(b)	4,016
43	Gogo, Inc.(b)	427
63	GrubHub, Inc.(b)	3,844
23	GTT Communications, Inc.(b)	838
57	Guidewire Software, Inc.(b)	4,559
19	Hackett Group, Inc. (The)	293
61	Harmonic, Inc.(b)	226
33	Hortonworks, Inc.(b)	545
25	HubSpot, Inc.(b)	2,164
56	IAC/InterActiveCorp.(b)	7,227
43	II-VI, Inc.(b)	1,944
20	Immersion Corp.(b)	162
22	Imperva, Inc.(b)	939
13	Impinj, Inc.(b)	444
111	Infinera Corp.(b)	929
29	Inphi Corp.(b)	1,188
27	Insight Enterprises, Inc.(b)	1,216
10	Instructure, Inc.(b)	348
101	Integrated Device Technology, Inc.(b)	3,138
27	InterDigital, Inc.	1,980
29	IPG Photonics Corp.(b)	6,174
27	Itron, Inc.(b)	2,110
19	IXYS Corp.(b)	469
37	j2 Global, Inc.	2,743
125	Jabil, Inc.	3,535
38	KEMET Corp.(b)	976
142	Keysight Technologies, Inc.(b)	6,343
21	Kimball Electronics, Inc.(b)	462
68	Knowles Corp.(b)	1,126

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
54	Kulicke & Soffa Industries, Inc. (Singapore)(b)	$1,223
88	Lattice Semiconductor Corp.(b)	515
17	Littelfuse, Inc.	3,553
38	LivePerson, Inc.(b)	534
40	LogMeIn, Inc.	4,842
47	Lumentum Holdings, Inc.(b)	2,968
32	MACOM Technology Solutions Holdings, Inc.(b)	1,308
53	Manhattan Associates, Inc.(b)	2,219
20	ManTech International Corp., Class A	928
37	Match Group, Inc.(b)	989
50	MAXIMUS, Inc.	3,321
50	MaxLinear, Inc., Class A(b)	1,223
34	Mellanox Technologies Ltd. (Israel)(b)	1,590
3	Mesa Laboratories, Inc.	478
27	Methode Electronics, Inc.	1,266
88	Microsemi Corp.(b)	4,697
7	MicroStrategy, Inc., Class A(b)	926
22	MINDBODY, Inc., Class A(b)	710
70	Mitel Networks Corp.(b)	601
41	MKS Instruments, Inc.	4,455
31	Mobileiron, Inc.(b)	119
23	MoneyGram International, Inc.(b)	358
30	Monolithic Power Systems, Inc.	3,650
32	Monotype Imaging Holdings, Inc.	738
13	MTS Systems Corp.	677
18	Nanometrics, Inc.(b)	509
89	National Instruments Corp.	4,005
92	NCR Corp.(b)	2,952
25	NeoPhotonics Corp.(b)	130
44	Net 1 UEPS Technologies, Inc. (South Africa)(b)	402
25	NETGEAR, Inc.(b)	1,166
66	NetScout Systems, Inc.(b)	1,874
25	New Relic, Inc.(b)	1,283
48	NIC, Inc.	816
25	Novanta, Inc.(b)	1,183
26	Nutanix, Inc., Class A(b)	741
4	NVE Corp.	340
127	Oclaro, Inc.(b)	1,050
321	ON Semiconductor Corp.(b)	6,844
14	OSI Systems, Inc.(b)	1,237
182	Pandora Media, Inc.(b)	1,330
15	Park Electrochemical Corp.	283
37	Paycom Software, Inc.(b)	3,041
22	Paylocity Holding Corp.(b)	1,175
9	PC Connection, Inc.	243
21	PDF Solutions, Inc.(b)	308
30	Pegasystems, Inc.	1,749
27	Perficient, Inc.(b)	525
52	Photronics, Inc.(b)	504
26	Plantronics, Inc.	1,179
26	Plexus Corp.(b)	1,597
23	Power Integrations, Inc.	1,848
33	Progress Software Corp.	1,397
34	Proofpoint, Inc.(b)	3,142
20	PROS Holdings, Inc.(b)	452
88	PTC, Inc.(b)	5,848

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

PowerShares PureBetaSM MSCI USA Small Cap Portfolio (PBSM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
60	Pure Storage, Inc., Class A(b)	$986
23	Q2 Holdings, Inc.(b)	979
8	QAD, Inc., Class A	296
24	Qualys, Inc.(b)	1,270
10	Quantenna Communications, Inc.(b)	155
55	Quotient Technology, Inc.(b)	861
85	Rambus, Inc.(b)	1,250
11	Rapid7, Inc.(b)	199
44	RealPage, Inc.(b)	1,905
43	RingCentral, Inc., Class A(b)	1,812
14	Rogers Corp.(b)	2,129
30	Rubicon Project, Inc. (The)(b)	107
23	Rudolph Technologies, Inc.(b)	638
58	Sanmina Corp.(b)	1,898
19	ScanSource, Inc.(b)	816
34	Science Applications International Corp.	2,494
50	Semtech Corp.(b)	2,053
54	ServiceSource International, Inc.(b)	188
14	Shutterstock, Inc.(b)	546
33	Silicon Laboratories, Inc.(b)	3,132
30	Silver Spring Networks, Inc.(b)	484
20	SolarEdge Technologies, Inc.(b)	657
39	Sonus Networks, Inc.(b)	304
13	SPS Commerce, Inc.(b)	639
167	Square, Inc., Class A(b)	6,211
12	Stamps.com, Inc.(b)	2,693
48	SunPower Corp.(b)	342
30	Super Micro Computer, Inc.(b)	597
29	Sykes Enterprises, Inc.(b)	839
26	Synaptics, Inc.(b)	965
33	Synchronoss Technologies, Inc.(b)	374
23	SYNNEX Corp.	3,102
25	Syntel, Inc.(b)	584
11	Systemax, Inc.	314
46	Tableau Software, Inc., Class A(b)	3,730
80	Take-Two Interactive Software, Inc.(b)	8,852
29	Tech Data Corp.(b)	2,690
12	TeleTech Holdings, Inc.	500
100	Teradata Corp.(b)	3,345
152	Teradyne, Inc.	6,519
92	Tivo Corp.	1,670
20	Trade Desk, Inc. (The), Class A(b)	1,318
94	Travelport Worldwide Ltd.	1,475
53	TrueCar, Inc.(b)	858
66	TTM Technologies, Inc.(b)	1,041
6	Tucows, Inc., Class A(b)	351
45	Twilio, Inc., Class A(b)	1,438
27	Tyler Technologies, Inc.(b)	4,787
22	Ubiquiti Networks, Inc.(b)	1,368
22	Ultimate Software Group, Inc. (The)(b)	4,457
24	Ultra Clean Holdings, Inc.(b)	612
38	Unisys Corp.(b)	333
32	Universal Display Corp.	4,688
11	Varonis Systems, Inc.(b)	480
23	VASCO Data Security International, Inc.(b)	313
36	Veeco Instruments, Inc.(b)	650

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
85	VeriFone Systems, Inc.(b)	$1,622
48	Verint Systems, Inc.(b)	2,026
83	Versum Materials, Inc.	3,493
42	ViaSat, Inc.(b)	2,734
172	Viavi Solutions, Inc.(b)	1,596
22	Virtusa Corp.(b)	840
102	Vishay Intertechnology, Inc.	2,270
31	Web.com Group, Inc.(b)	747
30	WEX, Inc.(b)	3,708
17	Workiva, Inc., Class A(b)	380
41	Xcerra Corp.(b)	404
19	XO Group, Inc.(b)	379
38	Xperi Corp.	874
58	Yelp, Inc., Class A(b)	2,710
41	Zebra Technologies Corp., Class A(b)	4,756
75	Zendesk, Inc.(b)	2,325
585	Zynga, Inc., Class A(b)	2,282

		446,316

	Materials—6.2%
23	A. Schulman, Inc.	904
23	Advansix, Inc.(b)	1,064
17	Agrofresh Solutions, Inc.(b)	100
240	AK Steel Holding Corp.(b)	1,102
141	Alcoa Corp.(b)	6,737
83	Allegheny Technologies, Inc.(b)	2,090
20	American Vanguard Corp.	450
48	AptarGroup, Inc.	4,179
48	Ashland Global Holdings, Inc.	3,263
25	Balchem Corp.	2,107
70	Bemis Co., Inc.	3,151
99	Berry Global Group, Inc.(b)	5,886
29	Boise Cascade Co.(b)	1,028
48	Cabot Corp.	2,926
38	Calgon Carbon Corp.	825
36	Carpenter Technology Corp.	1,792
40	Century Aluminum Co.(b)	560
6	Chase Corp.	713
141	Chemours Co. (The)	7,982
13	Clearwater Paper Corp.(b)	600
214	Cleveland-Cliffs, Inc.(b)	1,275
138	Coeur Mining, Inc.(b)	1,047
88	Commercial Metals Co.	1,714
26	Compass Minerals International, Inc.	1,706
9	Deltic Timber Corp.	834
48	Domtar Corp.	2,271
37	Eagle Materials, Inc.	3,906
60	Ferro Corp.(b)	1,429
39	Flotek Industries, Inc.(b)	192
15	Forterra, Inc.(b)	74
20	FutureFuel Corp.	304
54	GCP Applied Technologies, Inc.(b)	1,580
237	Graphic Packaging Holding Co.	3,671
20	Greif, Inc., Class A	1,111
4	Greif, Inc., Class B	251
39	H.B. Fuller Co.	2,218
7	Hawkins, Inc.	267

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

PowerShares PureBetaSM MSCI USA Small Cap Portfolio (PBSM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
9	Haynes International, Inc.	$321
301	Hecla Mining Co.	1,421
155	Huntsman Corp.	4,963
32	Ingevity Corp.(b)	2,279
15	Innophos Holdings, Inc.	734
19	Innospec, Inc.	1,175
13	Kaiser Aluminum Corp.	1,289
66	KapStone Paper and Packaging Corp.	1,482
10	KMG Chemicals, Inc.	551
16	Koppers Holdings, Inc.(b)	777
24	Kraton Corp.(b)	1,177
18	Kronos Worldwide, Inc.	474
110	Louisiana-Pacific Corp.(b)	2,990
15	Materion Corp.	770
200	McEwen Mining, Inc.	388
35	Mercer International, Inc. (Canada)	515
27	Minerals Technologies, Inc.	1,941
18	Myers Industries, Inc.	389
13	Neenah Paper, Inc.	1,128
7	NewMarket Corp.	2,803
127	Olin Corp.	4,639
34	OMNOVA Solutions, Inc.(b)	376
118	Owens-Illinois, Inc.(b)	2,819
33	P.H. Glatfelter Co.	692
174	Platform Specialty Products Corp.(b)	1,862
62	PolyOne Corp.	2,856
10	Quaker Chemical Corp.	1,553
33	Rayonier Advanced Materials, Inc.	474
56	Reliance Steel & Aluminum Co.	4,303
44	Resolute Forest Products, Inc.(b)	262
50	Royal Gold, Inc.	4,206
102	RPM International, Inc.	5,440
13	Ryerson Holding Corp.(b)	114
20	Schnitzer Steel Industries, Inc., Class A	589
23	Schweitzer-Mauduit International, Inc.	971
34	Scotts Miracle-Gro Co. (The)	3,387
34	Sensient Technologies Corp.	2,586
59	Silgan Holdings, Inc.	1,726
76	Sonoco Products Co.	3,936
16	Stepan Co.	1,278
81	Summit Materials, Inc., Class A(b)	2,543
44	SunCoke Energy, Inc.(b)	488
29	TimkenSteel Corp.(b)	406
19	Tredegar Corp.	368
34	Trinseo SA	2,414
67	Tronox Ltd., Class A	1,773
2	United States Lime & Minerals, Inc.	182
134	United States Steel Corp.	3,393
12	US Concrete, Inc.(b)	938
156	Valvoline, Inc.	3,747
36	Worthington Industries, Inc.	1,638

		160,835

	Real Estate—10.4%
65	Acadia Realty Trust REIT	1,830
22	Agree Realty Corp. REIT	1,040
36	Alexander & Baldwin, Inc.	1,629

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate (continued)
2	Alexander’s, Inc. REIT	$822
10	Altisource Portfolio Solutions SA(b)	258
39	Altisource Residential Corp. REIT	416
27	American Assets Trust, Inc. REIT	1,047
103	American Campus Communities, Inc. REIT	4,283
177	American Homes 4 Rent, Class A REIT	3,767
120	Apartment Investment & Management Co., Class A REIT	5,278
162	Apple Hospitality REIT, Inc. REIT	3,068
34	Armada Hoffler Properties, Inc. REIT	485
19	Ashford Hospitality Prime, Inc. REIT	185
74	Ashford Hospitality Trust, Inc. REIT	520
133	Brandywine Realty Trust REIT	2,326
55	CareTrust REIT, Inc. REIT	1,040
33	CatchMark Timber Trust, Inc., Class A REIT	422
130	CBL & Associates Properties, Inc. REIT	1,019
65	Cedar Realty Trust, Inc. REIT	354
29	Chatham Lodging Trust REIT	631
46	Chesapeake Lodging Trust REIT	1,283
93	Columbia Property Trust, Inc. REIT	2,053
90	CoreCivic, Inc. REIT	2,219
26	CoreSite Realty Corp. REIT	2,880
76	Corporate Office Properties Trust REIT	2,427
319	Cousins Properties, Inc. REIT	2,877
137	CubeSmart REIT	3,729
64	CyrusOne, Inc. REIT	3,929
70	DCT Industrial Trust, Inc. REIT	4,061
238	DDR Corp. REIT	1,826
152	DiamondRock Hospitality Co. REIT	1,651
112	Douglas Emmett, Inc. REIT	4,457
28	Easterly Government Properties, Inc. REIT	563
26	EastGroup Properties, Inc. REIT	2,355
56	Education Realty Trust, Inc. REIT	1,954
101	Empire State Realty Trust, Inc., Class A REIT	2,025
56	EPR Properties REIT	3,874
94	Equity Commonwealth REIT(b)	2,825
63	Equity LifeStyle Properties, Inc. REIT	5,574
89	First Industrial Realty Trust, Inc. REIT	2,748
163	Forest City Realty Trust, Inc., Class A REIT	4,015
8	Forestar Group, Inc.(b)	142
46	Four Corners Property Trust, Inc. REIT	1,135
77	Franklin Street Properties Corp. REIT	770
151	Gaming and Leisure Properties, Inc. REIT	5,518
94	GEO Group, Inc. (The) REIT	2,439
25	Getty Realty Corp. REIT	710
19	Gladstone Commercial Corp. REIT	412
50	Global NET Lease, Inc. REIT	1,080
73	Government Properties Income Trust REIT	1,326
116	Gramercy Property Trust REIT	3,445
94	Healthcare Realty Trust, Inc. REIT	3,031
146	Healthcare Trust of America, Inc., Class A REIT	4,387
32	Hersha Hospitality Trust REIT	566
28	HFF, Inc., Class A	1,228
78	Highwoods Properties, Inc. REIT	3,982
125	Hospitality Properties Trust REIT	3,573
29	Howard Hughes Corp. (The)(b)	3,701

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

PowerShares PureBetaSM MSCI USA Small Cap Portfolio (PBSM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate (continued)
119	Hudson Pacific Properties, Inc. REIT	$4,025
62	Independence Realty Trust, Inc. REIT	629
33	InfraREIT, Inc. REIT	739
92	Investors Real Estate Trust REIT	538
49	iStar, Inc. REIT(b)	573
72	JBG SMITH Properties REIT(b)	2,247
104	Kennedy-Wilson Holdings, Inc.	2,023
75	Kilroy Realty Corp. REIT	5,342
63	Kite Realty Group Trust REIT	1,178
64	Lamar Advertising Co., Class A REIT	4,508
86	LaSalle Hotel Properties REIT	2,426
165	Lexington Realty Trust REIT	1,670
36	Life Storage, Inc. REIT	2,910
30	LTC Properties, Inc. REIT	1,395
65	Mack-Cali Realty Corp. REIT	1,480
13	Marcus & Millichap, Inc.(b)	370
278	Medical Properties Trust, Inc. REIT	3,678
53	MGM Growth Properties LLC, Class A REIT	1,564
50	Monmouth Real Estate Investment Corp. REIT	852
31	National Health Investors, Inc. REIT	2,362
34	National Storage Affiliates Trust REIT	843
62	New Senior Investment Group, Inc. REIT	554
127	New York REIT, Inc. REIT	959
12	NexPoint Residential Trust, Inc. REIT	285
40	NorthStar Realty Europe Corp. REIT	539
150	Omega Healthcare Investors, Inc. REIT	4,329
10	One Liberty Properties, Inc. REIT	242
105	Outfront Media, Inc. REIT	2,462
149	Paramount Group, Inc. REIT	2,372
115	Park Hotels & Resorts, Inc. REIT	3,311
53	Pebblebrook Hotel Trust REIT	1,890
53	Pennsylvania Real Estate Investment Trust REIT	515
135	Physicians Realty Trust REIT	2,346
110	Piedmont Office Realty Trust, Inc., Class A REIT	2,127
31	Potlatch Corp. REIT	1,606
16	PS Business Parks, Inc. REIT	2,117
37	QTS Realty Trust, Inc., Class A REIT	2,141
71	Quality Care Properties, Inc. REIT(b)	1,124
63	RAIT Financial Trust REIT	34
60	Ramco-Gershenson Properties Trust REIT	758
98	Rayonier, Inc. REIT	2,938
14	RE/MAX Holdings, Inc., Class A	931
105	Realogy Holdings Corp.	3,395
83	Retail Opportunity Investments Corp. REIT	1,492
180	Retail Properties of America, Inc., Class A REIT	2,200
51	Rexford Industrial Realty, Inc. REIT	1,514
133	RLJ Lodging Trust REIT	2,881
5	RMR Group, Inc. (The), Class A	262
35	Ryman Hospitality Properties, Inc. REIT	2,315
134	Sabra Health Care REIT, Inc. REIT	2,669
10	Saul Centers, Inc. REIT	611
51	Select Income REIT	1,232
181	Senior Housing Properties Trust REIT	3,330
19	Seritage Growth Properties, Class A REIT	782
368	Spirit Realty Capital, Inc. REIT	3,058
38	St. Joe Co. (The)(b)	676

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate (continued)
67	STAG Industrial, Inc., Class A REIT	$1,829
95	Starwood Waypoint Homes REIT	3,449
130	STORE Capital Corp. REIT	3,210
79	Summit Hotel Properties, Inc. REIT	1,249
60	Sun Communities, Inc. REIT	5,416
167	Sunstone Hotel Investors, Inc. REIT	2,725
73	Tanger Factory Outlet Centers, Inc. REIT	1,661
46	Taubman Centers, Inc. REIT	2,172
16	Tejon Ranch Co.(b)	302
38	Terreno Realty Corp. REIT	1,395
36	Tier REIT, Inc. REIT	705
23	UMH Properties, Inc. REIT	344
126	Uniti Group, Inc. REIT	2,205
10	Universal Health Realty Income Trust REIT	732
86	Urban Edge Properties REIT	2,018
23	Urstadt Biddle Properties, Inc., Class A REIT	500
141	Washington Prime Group, Inc. REIT	1,104
58	Washington Real Estate Investment Trust REIT	1,867
93	Weingarten Realty Investors REIT	2,832
82	WP Carey, Inc. REIT	5,588
81	Xenia Hotels & Resorts, Inc. REIT	1,763

		271,605

	Telecommunication Services—0.6%
9	ATN International, Inc.	489
27	Boingo Wireless, Inc.(b)	631
29	Cincinnati Bell, Inc.(b)	554
33	Cogent Communications Holdings, Inc.	1,779
52	Consolidated Communications Holdings, Inc.	997
60	Frontier Communications Corp.	726
18	General Communication, Inc., Class A(b)	736
415	Globalstar, Inc.(b)	668
13	IDT Corp., Class B	171
63	Iridium Communications, Inc.(b)	756
18	Lumos Networks Corp.(b)	323
52	ORBCOMM, Inc.(b)	588
7	pdvWireless, Inc.(b)	200
36	Shenandoah Telecommunications Co.	1,368
16	Spok Holdings, Inc.	271
6	Straight Path Communications, Inc., Class B(b)	1,089
74	Telephone & Data Systems, Inc.	2,157
10	United States Cellular Corp.(b)	366
152	Vonage Holdings Corp.(b)	1,236
145	Windstream Holdings, Inc.	273

		15,378

	Utilities—3.6%
21	8Point3 Energy Partners LP, Class A	318
39	ALLETE, Inc.	3,056
28	American States Water Co.	1,505
136	Aqua America, Inc.	4,825
12	AquaVenture Holdings Ltd.(b)	146
49	Avista Corp.	2,560
41	Black Hills Corp.	2,676
37	California Water Service Group	1,554
275	Calpine Corp.(b)	4,109
12	Chesapeake Utilities Corp.	967

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

PowerShares PureBetaSM MSCI USA Small Cap Portfolio (PBSM) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
9	Connecticut Water Service, Inc.	$558
95	Dynegy, Inc.(b)	1,183
31	El Paso Electric Co.	1,783
164	Great Plains Energy, Inc.	5,384
83	Hawaiian Electric Industries, Inc.	3,026
39	IDACORP, Inc.	3,589
141	MDU Resources Group, Inc.	3,856
27	MGE Energy, Inc.	1,783
12	Middlesex Water Co.	522
59	National Fuel Gas Co.	3,425
66	New Jersey Resources Corp.	2,934
41	NextEra Energy Partners LP	1,613
22	Northwest Natural Gas Co.	1,460
37	NorthWestern Corp.	2,193
241	NRG Energy, Inc.	6,025
26	NRG Yield, Inc., Class A	477
48	NRG Yield, Inc., Class C	893
40	ONE Gas, Inc.	3,079
29	Ormat Technologies, Inc.	1,883
27	Otter Tail Corp.	1,241
62	Pattern Energy Group, Inc.	1,430
61	PNM Resources, Inc.	2,647
68	Portland General Electric Co.	3,246
12	SJW Corp.	712
61	South Jersey Industries, Inc.	2,072
37	Southwest Gas Holdings, Inc.	3,048
9	Spark Energy, Inc., Class A	126
37	Spire, Inc.	2,921
60	TerraForm Global, Inc., Class A(b)	293
28	TerraForm Power, Inc., Class A	376
11	Unitil Corp.	572
64	Vectren Corp.	4,361
39	WGL Holdings, Inc.	3,342
10	York Water Co. (The)	352

		94,121

	Total Investments in Securities (Cost $2,503,057)—100.0%	2,606,206
	Other assets less liabilities—0.0%	292

	Net Assets—100.0%	$2,606,498

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Schedule of Investments

PowerShares PureBetaSM US Aggregate Bond Portfolio (PBND)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	U.S. Treasury Securities—39.2%
	U.S. Treasury Bonds—11.2%
$200,000	U.S. Treasury Bonds	7.625%	11/15/2022	$253,695
200,000	U.S. Treasury Bonds	6.250	08/15/2023	245,344
100,000	U.S. Treasury Bonds	7.500	11/15/2024	134,598
200,000	U.S. Treasury Bonds	6.625	02/15/2027	272,172
100,000	U.S. Treasury Bonds	5.250	11/15/2028	127,795
100,000	U.S. Treasury Bonds	4.500	02/15/2036	128,061
200,000	U.S. Treasury Bonds	4.250	05/15/2039	249,570
100,000	U.S. Treasury Bonds	4.500	08/15/2039	128,936
100,000	U.S. Treasury Bonds	4.375	11/15/2039	126,912
100,000	U.S. Treasury Bonds	4.750	02/15/2041	133,936
200,000	U.S. Treasury Bonds	2.750	08/15/2042	197,199
200,000	U.S. Treasury Bonds	3.625	02/15/2044	229,172
200,000	U.S. Treasury Bonds	2.875	08/15/2045	200,352
200,000	U.S. Treasury Bonds	2.250	08/15/2046	175,359
200,000	U.S. Treasury Bonds	3.000	05/15/2047	205,066

	(Cost $2,818,233)			2,808,167

	U.S. Treasury Notes—28.0%
200,000	U.S. Treasury Notes	1.250	10/31/2018	199,520
200,000	U.S. Treasury Notes	1.250	11/15/2018	199,488
200,000	U.S. Treasury Notes	1.250	11/30/2018	199,449
200,000	U.S. Treasury Notes	1.375	11/30/2018	199,730
200,000	U.S. Treasury Notes	1.250	12/15/2018	199,441
200,000	U.S. Treasury Notes	1.250	12/31/2018	199,414
200,000	U.S. Treasury Notes	1.125	02/28/2019	198,996
200,000	U.S. Treasury Notes	1.500	05/31/2019	199,863
200,000	U.S. Treasury Notes	0.875	07/31/2019	197,641
200,000	U.S. Treasury Notes	0.750	08/15/2019	197,105
200,000	U.S. Treasury Notes	1.625	08/31/2019	200,145
200,000	U.S. Treasury Notes	0.875	09/15/2019	197,399
200,000	U.S. Treasury Notes	3.375	11/15/2019	207,078
200,000	U.S. Treasury Notes	1.250	02/29/2020	198,203
200,000	U.S. Treasury Notes	1.375	04/30/2020	198,539
200,000	U.S. Treasury Notes	1.500	06/15/2020	199,039
200,000	U.S. Treasury Notes	2.625	08/15/2020	204,977
200,000	U.S. Treasury Notes	1.375	10/31/2020	197,879
200,000	U.S. Treasury Notes	1.750	12/31/2020	199,863
200,000	U.S. Treasury Notes	2.125	01/31/2021	202,141
200,000	U.S. Treasury Notes	1.250	03/31/2021	196,324
200,000	U.S. Treasury Notes	3.125	05/15/2021	208,949
200,000	U.S. Treasury Notes	1.125	06/30/2021	194,926
200,000	U.S. Treasury Notes	1.125	09/30/2021	194,281
200,000	U.S. Treasury Notes	1.750	11/30/2021	198,785
200,000	U.S. Treasury Notes	1.875	11/30/2021	199,891
200,000	U.S. Treasury Notes	1.875	03/31/2022	199,293
200,000	U.S. Treasury Notes	1.750	05/15/2022	198,285
200,000	U.S. Treasury Notes	2.125	06/30/2022	201,227
200,000	U.S. Treasury Notes	1.500	02/28/2023	194,344
200,000	U.S. Treasury Notes	2.250	01/31/2024	200,996
200,000	U.S. Treasury Notes	2.000	06/30/2024	197,496
200,000	U.S. Treasury Notes	2.375	08/15/2024	202,043
200,000	U.S. Treasury Notes	2.000	02/15/2025	196,562
200,000	U.S. Treasury Notes	2.250	11/15/2025	199,254

	(Cost $7,001,474)			6,978,566

	Total U.S. Treasury Securities (Cost $9,819,707)			9,786,733

	Corporate Bonds and Notes—28.0%
	Aerospace/Defense— 0.4%
100,000	United Technologies Corp.	4.500	06/01/2042	109,150

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

PowerShares PureBetaSM US Aggregate Bond Portfolio (PBND) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds and Notes (continued)
	Agriculture—0.4%
$100,000	Philip Morris International, Inc.	4.125%	03/04/2043	$103,244

	Auto Manufacturers—0.8%
200,000	Ford Motor Credit Co. LLC	2.021	05/03/2019	199,932

	Banks—5.9%
100,000	Bank of America Corp., MTN	3.875	08/01/2025	104,967
100,000	Bank of New York Mellon Corp. (The), MTN	2.200	08/16/2023	97,534
200,000	Barclays PLC (United Kingdom)	3.250	01/12/2021	203,414
100,000	Citigroup, Inc.	8.125	07/15/2039	157,573
100,000	Goldman Sachs Group, Inc. (The)	2.875	02/25/2021	101,366
200,000	HSBC Holdings PLC (United Kingdom)	3.900	05/25/2026	209,147
100,000	JPMorgan Chase & Co.	2.250	01/23/2020	100,527
100,000	Kreditanstalt Fuer Wiederaufbau (Germany)	1.625	05/29/2020	99,518
100,000	Morgan Stanley, Series F, GMTN	3.875	04/29/2024	105,116
100,000	Toronto-Dominion Bank (The) (Canada)	3.625	09/15/2031	99,579
100,000	Wells Fargo & Co.	3.069	01/24/2023	101,398
100,000	Westpac Banking Corp. (Australia)	1.600	08/19/2019	99,432

				1,479,571

	Beverages—0.7%
150,000	Anheuser-Busch InBev Finance, Inc. (Belgium)	4.900	02/01/2046	169,361

	Biotechnology—0.8%
100,000	Amgen, Inc.	4.663	06/15/2051	108,622
100,000	Gilead Sciences, Inc.	2.550	09/01/2020	101,429

				210,051

	Chemicals—0.9%
100,000	Dow Chemical Co. (The)	4.375	11/15/2042	104,743
100,000	Sherwin-Williams Co. (The)	4.500	06/01/2047	106,565

				211,308

	Computers—0.4%
100,000	Apple, Inc.	2.400	05/03/2023	99,878

	Diversified Financial Services—0.8%
100,000	Air Lease Corp.	3.625	04/01/2027	100,738
100,000	American Express Credit Corp., MTN	2.200	03/03/2020	100,328

				201,066

	Electric—2.2%
100,000	Commonwealth Edison Co.	2.150	01/15/2019	100,492
100,000	Dominion Energy, Inc.	3.625	12/01/2024	103,637
100,000	Exelon Corp.	2.850	06/15/2020	101,805
100,000	Georgia Power Co.	4.300	03/15/2043	105,177
100,000	Pacific Gas & Electric Co.	6.050	03/01/2034	124,426

				535,537

	Environmental Control—0.4%
100,000	Waste Management, Inc.	3.900	03/01/2035	104,717

	Food—0.4%
100,000	Kraft Heinz Foods Co.	5.200	07/15/2045	109,453

	Healthcare-Products—0.5%
100,000	Abbott Laboratories	4.900	11/30/2046	112,743

	Healthcare-Services—0.4%
100,000	UnitedHealth Group, Inc.	2.125	03/15/2021	100,046

	Housewares—0.4%
100,000	Newell Brands, Inc.	2.875	12/01/2019	101,650

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

PowerShares PureBetaSM US Aggregate Bond Portfolio (PBND) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds and Notes (continued)
	Insurance—1.3%
$100,000	Berkshire Hathaway Finance Corp.	2.900%	10/15/2020	$103,001
100,000	MetLife, Inc.	6.400	12/15/2066	116,500
100,000	Travelers Cos., Inc. (The)	5.900	06/02/2019	106,036

				325,537

	Iron/Steel—0.5%
100,000	Vale Overseas Ltd. (Brazil)	6.250	08/10/2026	115,475

	Machinery-Diversified—0.4%
100,000	John Deere Capital Corp., MTN	1.250	10/09/2019	98,823

	Media—0.8%
100,000	Comcast Corp.	2.750	03/01/2023	101,075
100,000	Time Warner, Inc.	4.875	03/15/2020	106,080

				207,155

	Miscellaneous Manufacturing—0.6%
100,000	General Electric Co., Series A, GMTN	6.750	03/15/2032	138,349

	Multi-National—1.2%
100,000	African Development Bank (Supranational)	1.125	09/20/2019	98,864
100,000	Asian Development Bank (Supranational)	1.875	10/23/2018	100,286
100,000	Asian Development Bank, GMTN (Supranational)	1.750	01/10/2020	99,999

				299,149

	Oil & Gas—2.0%
100,000	Anadarko Petroleum Corp.	3.450	07/15/2024	99,809
100,000	BP Capital Markets PLC (United Kingdom)	3.119	05/04/2026	100,935
100,000	Chevron Corp.	1.561	05/16/2019	99,761
100,000	Exxon Mobil Corp.	2.726	03/01/2023	101,731
100,000	Valero Energy Corp.	3.400	09/15/2026	100,187

				502,423

	Pharmaceuticals—0.4%
100,000	AbbVie, Inc.	3.600	05/14/2025	102,959

	Pipelines—0.9%
100,000	Energy Transfer LP	6.125	12/15/2045	109,647
100,000	TransCanada PipeLines Ltd. (Canada)	4.625	03/01/2034	111,044

				220,691

	REITs—0.8%
100,000	American Tower Corp.	3.500	01/31/2023	103,148
100,000	Boston Properties LP	3.800	02/01/2024	104,726

				207,874

	Retail—0.9%
100,000	CVS Health Corp.	2.875	06/01/2026	95,424
100,000	Home Depot, Inc. (The)	5.875	12/16/2036	132,264

				227,688

	Semiconductors—0.4%
100,000	Intel Corp.	2.700	12/15/2022	101,866

	Software—0.8%
100,000	Microsoft Corp.	3.700	08/08/2046	100,664
100,000	Oracle Corp.	1.900	09/15/2021	99,012

				199,676

	Telecommunications—1.2%
100,000	AT&T, Inc.	3.400	05/15/2025	98,899
100,000	Cisco Systems, Inc.	2.125	03/01/2019	100,569
100,000	Verizon Communications, Inc.	5.012	04/15/2049	102,486

				301,954

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

PowerShares PureBetaSM US Aggregate Bond Portfolio (PBND) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds and Notes (continued)
	Transportation—0.4%
$100,000	Burlington Northern Santa Fe LLC	3.050%	09/01/2022	$103,209

	Total Corporate Bonds and Notes (Cost $6,984,549)			7,000,535

	U.S. Government Sponsored Agency Mortgage-Backed Securities—22.6%
	Collateralized Mortgage Obligations—22.6%
119,748	Federal Home Loan Mortgage Corp. (FHLMC)	3.500	02/01/2043	123,748
230,690	Federal Home Loan Mortgage Corp. (FHLMC)	3.500	05/01/2045	238,410
80,194	Federal Home Loan Mortgage Corp. (FHLMC)	3.500	03/01/2046	83,034
450,541	Federal Home Loan Mortgage Corp. (FHLMC)	3.000	06/01/2046	451,785
246,466	Federal Home Loan Mortgage Corp. (FHLMC)	4.000	08/01/2047	258,819
249,308	Federal Home Loan Mortgage Corp. (FHLMC)	3.500	10/01/2047	256,543
103,978	Federal National Mortgage Association (FNMA)	3.500	12/01/2028	108,067
245,795	Federal National Mortgage Association (FNMA)	3.500	10/01/2042	253,684
386,600	Federal National Mortgage Association (FNMA)	3.500	08/01/2045	397,817
374,109	Federal National Mortgage Association (FNMA)	3.000	09/01/2046	374,649
474,538	Federal National Mortgage Association (FNMA)	3.000	12/01/2046	475,223
333,793	Federal National Mortgage Association (FNMA)	3.000	12/01/2046	335,519
240,356	Federal National Mortgage Association (FNMA)	3.500	08/01/2047	247,330
297,201	Federal National Mortgage Association (FNMA)	4.000	09/01/2047	312,631
492,811	Government National Mortgage Association (GMNA)	3.000	11/20/2046	499,177
497,667	Government National Mortgage Association (GMNA)	3.500	08/20/2047	517,006
350,000	Government National Mortgage Association (GMNA)	3.500	09/20/2047	363,601
87,940	Government National Mortgage Association (GNMA)	3.500	04/20/2042	91,748
243,165	Government National Mortgage Association (GNMA)	4.000	05/20/2047	255,698

	Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $5,662,602)			5,644,489

	Sovereign Debt Obligations—3.1%
	Canada—0.4%
100,000	Province of Alberta Canada	2.200	07/26/2022	99,390

	Hungary—0.9%
200,000	Hungary Government International Bond	5.375	02/21/2023	224,265

	Indonesia—0.6%
100,000	Indonesia Government International Bond(a)	8.500	10/12/2035	149,871

	Japan—0.8%
200,000	Japan Bank For International Cooperation	2.875	06/01/2027	201,932

	Mexico—0.4%
100,000	Mexico Government International Bond, GMTN	4.750	03/08/2044	99,950

	Total Sovereign Debt Obligations (Cost $778,967)			775,408

	U.S. Government Sponsored Agency Securities—2.1%
150,000	Federal Home Loan Banks (FHLB)	1.250	01/16/2019	149,473
100,000	Federal Home Loan Mortgage Corp. (FHLMC)	2.375	01/13/2022	101,494
150,000	Federal National Mortgage Association (FNMA)	1.000	08/28/2019	148,354
100,000	Resolution Funding Corp., Series A	8.625	01/15/2021	120,766

	Total U.S. Government Sponsored Agency Securities (Cost $521,276)			520,087

	Commercial Mortgage-Backed Securities—1.3%
100,000	COMM Mortgage Trust, Class A5, Ser. 2015-CR22	3.309	03/10/2048	102,712
200,000	Wells Fargo Commercial Mortgage Trust, Class A4, Ser. 2015-NXS2	3.498	07/15/2058	208,350

	Total Commercial Mortgage-Backed Securities (Cost $309,591)			311,062

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

PowerShares PureBetaSM US Aggregate Bond Portfolio (PBND) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Asset Backed Securities—1.2%
$200,000	Capital One Multi-Asset Execution Trust, Class A4, Ser. 2016-A4	1.330%	06/15/2022	$198,174
23,913	Santander Drive Auto Receivables Trust, Class C, Ser. 2014-1	2.360	04/15/2020	23,939
66,282	Santander Drive Auto Receivables Trust, Class C, Ser. 2014-2	2.330	11/15/2019	66,430

	Total Asset Backed Securities (Cost $288,810)			288,543

	Municipal Bonds—0.6%
	Ad Valorem Property Tax—0.6%
100,000	California State Various Purpose Ser. 09	7.550	04/01/2039
	(Cost $154,004)			154,550

Number of Shares
	Money Market Fund—1.3%
324,858	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(b) (Cost $324,858)			324,858

	Total Investments in Securities (Cost $24,844,364)—99.4%			24,806,265
	Other assets less liabilities—0.6%			158,008

	Net Assets—100.0%			$24,964,273

Investment Abbreviations:

GMTN—Global Medium-Term Note

MTN—Medium-Term Note

REIT—Real Estate Investment Trust

Ser.—Series

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2017 represented less than 1% of the Fund’s Net Assets.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Statements of Assets and Liabilities

October 31, 2017

	PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio (PBTP)	PowerShares PureBetaSM FTSE Developed ex-North America Portfolio (PBDM)
Assets:
Unaffiliated investments in securities, at value	$2,491,763	$2,535,956
Affiliated investments in securities, at value	3,293	25,536
Receivables:
Dividends and interest	3,910	5,491
Foreign tax reclaims	—	8
Investments sold	—	—

Total Assets	2,498,966	2,566,991

Liabilities:
Due to custodian	—	—
Payables:
Investments purchased	—	30,059
Accrued unitary management fees	148	148

Total Liabilities	148	30,207

Net Assets	$2,498,818	$2,536,784

Net Assets Consist of:
Shares of beneficial interest	$2,500,025	$2,500,025
Undistributed net investment income	6,060	3,717
Undistributed net realized gain (loss)	—	(803)
Net unrealized appreciation (depreciation)	(7,267)	33,845

Net Assets	$2,498,818	$2,536,784

Shares outstanding (unlimited amount authorized, $0.01 par value)	100,001	100,001
Net asset value	$24.99	$25.37

Market price	$24.99	$25.54

Unaffiliated investments in securities, at cost	$2,499,030	$2,502,052

Affiliated investments in securities, at cost	$3,293	$25,536

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

PowerShares PureBetaSM FTSE Emerging Markets Portfolio (PBEE)	PowerShares PureBetaSM MSCI USA Portfolio (PBUS)	PowerShares PureBetaSM MSCI USA Small Cap Portfolio (PBSM)	PowerShares PureBetaSM US Aggregate Bond Portfolio (PBND)

$2,410,393	$2,567,726	$2,604,742	$24,481,407
90,155	1,611	1,464	324,858

1,849	2,112	892	162,600
—	—	—	—
7,137	—	972	—

2,509,534	2,571,449	2,608,070	24,968,865

—	1,600	580	3,625

2,631	—	860	—
297	86	132	967

2,928	1,686	1,572	4,592

$2,506,606	$2,569,763	$2,606,498	$24,964,273

$2,500,025	$2,500,025	$2,500,025	$25,000,025
4,850	3,638	3,423	3,370
(1,060)	(620)	(99)	(1,023)
2,791	66,720	103,149	(38,099)

$2,506,606	$2,569,763	$2,606,498	$24,964,273

100,001	100,001	100,001	1,000,001
$25.07	$25.70	$26.06	$24.96

$25.20	$25.70	$26.08	$24.96

$2,409,389	$2,501,108	$2,501,601	$24,519,506

$88,364	$1,509	$1,456	$324,858

71

Statements of Operations

For the period ended October 31, 2017

	PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio (PBTP)(a)	PowerShares PureBetaSM FTSE Developed ex-North America Portfolio (PBDM)(a)
Investment Income:
Unaffiliated dividend income	$—	$7,159
Affiliated dividend income	3	9
Non-cash dividend income	—	361
Unaffiliated interest income	1,644	—
Treasury Inflation-Protected Securities inflation adjustment	4,604	—
Foreign withholding tax	—	(795)

Total Income	6,251	6,734

Expenses:
Unitary management fees	191	191

Less: Waivers	—	—

Net Expenses	191	191

Net Investment Income	6,060	6,543

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	—	(803)
Foreign currencies	—	(2,826)

Net realized gain (loss)	—	(3,629)

Change in net unrealized appreciation (depreciation) on:
Unaffiliated investment securities	(7,267)	33,904
Affiliated investment securities	—	—
Foreign currencies	—	(59)

Net change in unrealized appreciation (depreciation)	(7,267)	33,845

Net realized and unrealized gain (loss)	(7,267)	30,216

Net increase (decrease) in net assets resulting from operations	$(1,207)	$36,759

(a)	For the period September 19, 2017 (commencement of investment operations) through October 31, 2017.
(b)	For the period September 27, 2017 (commencement of investment operations) through October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

PowerShares PureBetaSM FTSE Emerging Markets Portfolio (PBEE)(a)	PowerShares PureBetaSM MSCI USA Portfolio (PBUS)(a)	PowerShares PureBetaSM MSCI USA Small Cap Portfolio (PBSM)(a)	PowerShares PureBetaSM US Aggregate Bond Portfolio (PBND)(b)

$3,440	$3,754	$3,558	$—
11	—	35	588
38	—	—	—
—	—	—	55,450
—	—	—	—
(310)	(5)	—	—

3,179	3,749	3,593	56,038

382	111	170	1,130

(3)	—	—	(159)

379	111	170	971

2,800	3,638	3,423	55,067

(1,060)	(620)	(99)	—
2,050	—	—	—

990	(620)	(99)	—

1,004	66,618	103,141	(38,099)
1,791	102	8	—
(4)	—	—	—

2,791	66,720	103,149	(38,099)

3,781	66,100	103,050	(38,099)

$6,581	$69,738	$106,473	$16,968

73

Statements of Changes in Net Assets

For the period ended October 31, 2017

	PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio (PBTP)	PowerShares PureBetaSM FTSE Developed ex-North America Portfolio (PBDM)
	2017(a)	2017(a)
Operations:
Net investment income	$6,060	$6,543
Net realized gain (loss)	—	(3,629)
Net change in unrealized appreciation (depreciation)	(7,267)	33,845

Net increase (decrease) in net assets resulting from operations	(1,207)	36,759

Distributions to Shareholders from:
Net investment income	—	—

Shareholder Transactions:
Proceeds from shares sold	2,500,025	2,500,025

Net increase in net assets resulting from shares transactions	2,500,025	2,500,025

Increase in Net Assets	2,498,818	2,536,784

Net Assets:
Beginning of period	—	—

End of period	$2,498,818	$2,536,784

Undistributed net investment income at end of period	$6,060	$3,717

Changes in Shares Outstanding:
Shares sold	100,001	100,001
Shares repurchased	—	—
Shares outstanding, beginning of period	—	—

Shares outstanding, end of period	100,001	100,001

(a)	For the period September 19, 2017 (commencement of investment operations) through October 31, 2017.
(b)	For the period September 27, 2017 (commencement of investment operations) through October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

PowerShares PureBetaSM FTSE Emerging Markets Portfolio (PBEE)	PowerShares PureBetaSM MSCI USA Portfolio (PBUS)	PowerShares PureBetaSM MSCI USA Small Cap Portfolio (PBSM)	PowerShares PureBetaSM US Aggregate Bond Portfolio (PBND)
2017(a)	2017(a)	2017(a)	2017(b)

$2,800	$3,638	$3,423	$55,067
990	(620)	(99)	—
2,791	66,720	103,149	(38,099)

6,581	69,738	106,473	16,968

—	—	—	(52,720)

2,500,025	2,500,025	2,500,025	25,000,025

2,500,025	2,500,025	2,500,025	25,000,025

2,506,606	2,569,763	2,606,498	24,964,273

—	—	—	—

$2,506,606	$2,569,763	$2,606,498	$24,964,273

$4,850	$3,638	$3,423	$3,370

100,001	100,001	100,001	1,000,001
—	—	—	—
—	—	—	—

100,001	100,001	100,001	1,000,001

75

Financial Highlights

PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio (PBTP)

	For the Period September 19, 2017(a) Through October 31, 2017

Per Share Operating Performance:
Net asset value at beginning of period	$25.00
Net investment income(b)	0.06
Net realized and unrealized gain (loss) on investments	(0.07)
Total from investment operations	(0.01)
Net asset value at end of period	$24.99
Market price at end of period(c)	$24.99
Net Asset Value Total Return(d)	(0.04	)%(e)
Market Price Total Return(d)	(0.04	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,499
Ratio to average net assets of:
Expenses	0.07	%(f)
Net investment income	2.22	%(f)
Portfolio turnover rate(g)	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the exchange) to October 31, 2017 was 0.12%. The market price total return from Fund Inception to October 31, 2017 was 0.12%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares PureBetaSM FTSE Developed ex-North America Portfolio (PBDM)

	For the Period September 19, 2017(a) Through October 31, 2017

Per Share Operating Performance:
Net asset value at beginning of period	$25.00
Net investment income(b)	0.07
Net realized and unrealized gain on investments	0.30
Total from investment operations	0.37
Net asset value at end of period	$25.37
Market price at end of period(c)	$25.54
Net Asset Value Total Return(d)	1.48	%(e)
Market Price Total Return(d)	2.16	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,537
Ratio to average net assets of:
Expenses	0.07	%(f)
Net investment income	2.38	%(f)
Portfolio turnover rate(g)	2%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the exchange) to October 31, 2017 was 1.80%. The market price total return from Fund Inception to October 31, 2017 was 2.12%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Financial Highlights (continued)

PowerShares PureBetaSM FTSE Emerging Markets Portfolio (PBEE)

	For the Period September 19, 2017(a) Through October 31, 2017

Per Share Operating Performance:
Net asset value at beginning of period	$25.00
Net investment income(b)	0.03
Net realized and unrealized gain on investments	0.04
Total from investment operations	0.07
Net asset value at end of period	$25.07
Market price at end of period(c)	$25.20
Net Asset Value Total Return(d)	0.28	%(e)
Market Price Total Return(d)	0.80	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,507
Ratio to average net assets of:
Expenses	0.14	%(f)
Net investment income	1.03	%(f)
Portfolio turnover rate(g)	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the exchange) to October 31, 2017 was 1.05%. The market price total return from Fund Inception to October 31, 2017 was (0.39)%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares PureBetaSM MSCI USA Portfolio (PBUS)

	For the Period September 19, 2017(a) Through October 31, 2017

Per Share Operating Performance:
Net asset value at beginning of period	$25.00
Net investment income(b)	0.04
Net realized and unrealized gain on investments	0.66
Total from investment operations	0.70
Net asset value at end of period	$25.70
Market price at end of period(c)	$25.70
Net Asset Value Total Return(d)	2.80	%(e)
Market Price Total Return(d)	2.80	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,570
Ratio to average net assets of:
Expenses	0.04	%(f)
Net investment income	1.31	%(f)
Portfolio turnover rate(g)	0	%(h)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the exchange) to October 31, 2017 was 2.96%. The market price total return from Fund Inception to October 31, 2017 was 3.09%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(h)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Financial Highlights (continued)

PowerShares PureBetaSM MSCI USA Small Cap Portfolio (PBSM)

	For the Period September 19, 2017(a) Through October 31, 2017

Per Share Operating Performance:
Net asset value at beginning of period	$25.00
Net investment income(b)	0.04
Net realized and unrealized gain on investments	1.02
Total from investment operations	1.06
Net asset value at end of period	$26.06
Market price at end of period(c)	$26.08
Net Asset Value Total Return(d)	4.24	%(e)
Market Price Total Return(d)	4.32	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,606
Ratio to average net assets of:
Expenses	0.06	%(f)
Net investment income	1.21	%(f)
Portfolio turnover rate(g)	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the exchange) to October 31, 2017 was 3.66%. The market price total return from Fund Inception to October 31, 2017 was 3.66%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares PureBetaSM US Aggregate Bond Portfolio (PBND)

	For the Period September 27, 2017(a) Through October 31, 2017

Per Share Operating Performance:
Net asset value at beginning of period	$25.00
Net investment income(b)	0.06
Net realized and unrealized gain (loss) on investments	(0.05)
Total from investment operations	0.01
Distributions to shareholders from:
Net investment income	(0.05)
Net asset value at end of period	$24.96
Market price at end of period(c)	$24.96
Net Asset Value Total Return(d)	0.05	%(e)
Market Price Total Return(d)	0.05	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$24,964
Ratio to average net assets of:
Expenses, after Waivers	0.04	%(f)
Expenses, prior to Waivers	0.05	%(f)
Net investment income, after Waivers	2.44	%(f)
Portfolio turnover rate(g)	0	%(h)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (September 29, 2017, the first day of trading on the exchange) to October 31, 2017 was 0.01%. The market price total return from Fund Inception to October 31, 2017 was 0.29%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(h)	Amount represents less than 0.5%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2017

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2017, the Trust offered eighty portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio (PBTP)*	“PureBetaSM 0-5 Yr US TIPS Portfolio”
PowerShares PureBetaSM FTSE Developed ex-North America Portfolio (PBDM)*	“PureBetaSM FTSE Developed ex-North America Portfolio”
PowerShares PureBetaSM FTSE Emerging Markets Portfolio (PBEE)*	“PureBetaSM FTSE Emerging Markets Portfolio”
PowerShares PureBetaSM MSCI USA Portfolio (PBUS)*	“PureBetaSM MSCI USA Portfolio”
PowerShares PureBetaSM MSCI USA Small Cap Portfolio (PBSM)*	“PureBetaSM MSCI USA Small Cap Portfolio”
PowerShares PureBetaSM US Aggregate Bond Portfolio (PBND)**	“PureBetaSM US Aggregate Bond Portfolio”

*	Commenced operations on September 19, 2017.
**	Commenced operations on September 27, 2017.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on Bats BZX Exchange, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
PureBetaSM 0-5 Yr US TIPS Portfolio	ICE BofAML 0-5 Year US Inflation-Linked Treasury IndexSM
PureBetaSM FTSE Developed ex-North America Portfolio	FTSE Developed ex North America Index
PureBetaSM FTSE Emerging Markets Portfolio	FTSE Emerging Index
PureBetaSM MSCI USA Portfolio	MSCI USA Index
PureBetaSM MSCI USA Small Cap Portfolio	MSCI USA Small Cap Index
PureBetaSM US Aggregate Bond Portfolio	ICE BofAML US Broad Market IndexSM

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

79

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other AP is able to step forward to create or redeem Creation Units, that Fund’s Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

80

Equity Risk. Equity risk is the risk that the value of the securities that each Fund (except PureBetaSM 0-5 Yr US TIPS Portfolio and PureBetaSM US Aggregate Bond Portfolio) holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry or Geographic Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector, or, in a specific country or geographic region. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry, sector, country or region, each Fund will also concentrate its investments to approximately the same extent. By so concentrating its investments, a Fund may face more risks than if it were diversified broadly over numerous industries, sectors, countries or geographic regions. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV. Also, a natural or other disaster could occur in a country or geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact such Fund’s investments in the affected country or region.

Non-Diversified Fund Risk. Each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Portfolio Turnover Risk. PureBetaSM US Aggregate Bond Portfolio may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Small- and Mid-Capitalization Company Risk. For each Fund (except PureBetaSM 0-5 Yr US TIPS Portfolio and PureBetaSM US Aggregate Bond Portfolio), investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Inflation-Linked Security Risk. For PureBetaSM 0-5 Yr US TIPS Portfolio, the value of inflation-linked securities generally will fluctuate in response to changes in real interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Foreign Investments Risk. For PureBetaSM FTSE Developed ex-North America Portfolio and PureBetaSM FTSE Emerging Markets Portfolio, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Funds may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Funds’ returns. Such risks may be exacerbated in emerging markets, where securities laws are relatively new and unsettled.

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Currency Risk. PureBetaSM FTSE Developed ex-North America Portfolio and PureBetaSM FTSE Emerging Markets Portfolio may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because a Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Sampling Risk. For PureBetaSM FTSE Emerging Markets Portfolio and PureBetaSM US Aggregate Bond Portfolio, the use of a representative sampling approach will result in each Fund holding a smaller number of securities than are in their Underlying Index. As a result, an adverse development to an issuer of securities held by each Fund could result in a greater decline in NAV than would be the case if each Fund held all of the securities in their Underlying Index. To the extent the assets in each Fund are smaller, these risks will be greater.

Liquidity Risk. For PureBetaSM 0-5 Yr US TIPS Portfolio and PureBetaSM US Aggregate Bond Portfolio, liquidity risk exists when a particular investment is difficult to purchase or sell. If each Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because each Fund may be unable to sell the illiquid securities at an advantageous time or price.

U.S. Government Obligations Risk. PureBetaSM 0-5 Yr US TIPS Portfolio and PureBetaSM US Aggregate Bond Portfolio may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Call Risk. For PureBetaSM US Aggregate Bond Portfolio, if interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Mortgage-Backed and Asset-Backed Securities Risk. For PureBetaSM US Aggregate Bond Portfolio, investments in mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value. In addition, TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction and counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Bond premiums

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and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund (except for PureBetaSM US Aggregate Bond Portfolio) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. PureBetaSM US Aggregate Bond Portfolio declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I. Foreign Currency Translations

Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign

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currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

J. Treasury Inflation-Protected Securities

PureBetaSM 0-5 Yr US TIPS Portfolio may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as Treasury Inflation-Protected Securities inflation adjustment in the Statements of Operations, even though investors do not receive their principal until maturity.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
PureBetaSM 0-5 Yr US TIPS Portfolio	0.07%
PureBetaSM FTSE Developed ex-North America Portfolio	0.07%
PureBetaSM FTSE Emerging Markets Portfolio	0.14%
PureBetaSM MSCI USA Portfolio	0.04%
PureBetaSM MSCI USA Small Cap Portfolio	0.06%
PureBetaSM US Aggregate Bond Portfolio	0.05%

Further, through August 31, 2019, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2017, the Adviser waived fees for each Fund in the following amounts:

PureBetaSM 0-5 Yr US TIPS Portfolio	$—
PureBetaSM FTSE Developed ex-North America Portfolio	—
PureBetaSM FTSE Emerging Markets Portfolio	3
PureBetaSM MSCI USA Portfolio	—
PureBetaSM MSCI USA Small Cap Portfolio	—
PureBetaSM US Aggregate Bond Portfolio	159

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

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The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
PureBetaSM 0-5 Yr US TIPS Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
PureBetaSM FTSE Developed ex-North America Portfolio	FTSE International Ltd.
PureBetaSM FTSE Emerging Markets Portfolio	FTSE International Ltd.
PureBetaSM MSCI USA Portfolio	MSCI Inc.
PureBetaSM MSCI USA Small Cap Portfolio	MSCI Inc.
PureBetaSM US Aggregate Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated with the Funds. The tables below show certain Funds’ transactions in, and earnings from, investments in affiliates (excluding affiliated money market funds) for the period September 19, 2017 (commencement of investment operations) through October 31, 2017.

PureBetaSM MSCI USA Portfolio

	Value September 19, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2017	Dividend Income
Invesco Ltd.	$—	$1,509	$—	$102	$—	$1,611	$—

PureBetaSM MSCI USA Small Cap Portfolio

	Value September 19, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2017	Dividend Income
Invesco Mortgage Capital, Inc. REIT	$—	$1,456	$—	$8	$—	$1,464	$35

The Adviser also serves as the adviser for PowerShares India Portfolio, and therefore PowerShares India Portfolio is considered to be affiliated with the Funds. The table below shows PureBetaSM FTSE Emerging Markets Portfolio’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the period September 19, 2017 (commencement of investment operations) through October 31, 2017.

PureBetaSM FTSE Emerging Markets Portfolio

	Value September 19, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2017	Dividend Income
PowerShares India Portfolio	$—	$84,880	$—	$1,791	$—	$86,671	$—

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

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Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of October 31, 2017, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the fiscal year ended October 31, 2017, there were no material transfers between valuation levels.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
PureBetaSM 0-5 Yr US TIPS Portfolio
U.S. Treasury Securities	$—	$2,491,763	$—	$2,491,763
Money Market Fund	3,293	—	—	3,293

Total Investments	3,293	2,491,763	—	2,495,056

PureBetaSM FTSE Developed ex-North America Portfolio
Equity Securities	2,561,175	228	89	2,561,492

PureBetaSM FTSE Emerging Markets Portfolio
Equity Securities	2,500,107	441	0	2,500,548

PureBetaSM MSCI USA Small Cap Portfolio
Equity Securities	2,606,090	116	—	2,606,206

PureBetaSM US Aggregate Bond Portfolio
U.S. Treasury Securities	—	9,786,733	—	9,786,733
Corporate Bonds and Notes	—	7,000,535	—	7,000,535
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	5,644,489	—	5,644,489
Sovereign Debt Obligations	—	775,408	—	775,408
U.S. Government Sponsored Agency Securities	—	520,087	—	520,087
Commercial Mortgage-Backed Securities	—	311,062	—	311,062
Asset Backed Securities	—	288,543	—	288,543
Municipal Bonds	—	154,550	—	154,550
Money Market Fund	324,858	—	—	324,858

Total Investments	324,858	24,481,407	—	24,806,265

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period Ended October 31, 2017:

2017
Ordinary Income
PureBetaSM 0-5 Yr US TIPS Portfolio	$—
PureBetaSM FTSE Developed ex-North America Portfolio	—
PureBetaSM FTSE Emerging Markets Portfolio	—
PureBetaSM MSCI USA Portfolio	—
PureBetaSM MSCI USA Small Cap Portfolio	—
PureBetaSM US Aggregate Bond Portfolio	52,720

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Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)— Investments	Net Unrealized Appreciation (Depreciation)— Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
PureBetaSM 0-5 Yr US TIPS Portfolio	$6,060	$(7,267)	$—	$—	$2,500,025	$2,498,818
PureBetaSM FTSE Developed ex-North America Portfolio	3,717	33,843	(59)	(742)	2,500,025	2,536,784
PureBetaSM FTSE Emerging Markets Portfolio	4,850	2,719	(4)	(984)	2,500,025	2,506,606
PureBetaSM MSCI USA Portfolio	3,638	66,720	—	(620)	2,500,025	2,569,763
PureBetaSM MSCI USA Small Cap Portfolio	3,423	103,123	—	(73)	2,500,025	2,606,498
PureBetaSM US Aggregate Bond Portfolio	3,370	(38,099)	—	(1,023)	25,000,025	24,964,273

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of October 31, 2017:

	Post-effective/ no expiration
	Short-Term	Long-Term	Total*
PureBetaSM 0-5 Yr US TIPS Portfolio	$—	$—	$—
PureBetaSM FTSE Developed ex-North America Portfolio	742	—	742
PureBetaSM FTSE Emerging Markets Portfolio	984	—	984
PureBetaSM MSCI USA Portfolio	620	—	620
PureBetaSM MSCI USA Small Cap Portfolio	73	—	73
PureBetaSM US Aggregate Bond Portfolio	1,023	—	1,023

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the period ended October 31, 2017, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
PureBetaSM FTSE Developed ex-North America Portfolio	$2,545,121	$42,260
PureBetaSM FTSE Emerging Markets Portfolio	2,525,698	30,044
PureBetaSM MSCI USA Portfolio	2,505,172	1,843
PureBetaSM MSCI USA Small Cap Portfolio	2,534,092	30,260
PureBetaSM US Aggregate Bond Portfolio	14,751,884	47,034

For the period ended October 31, 2017, the cost of securities purchased and proceeds from sales of U.S. Treasury obligations (other than short-term securities, money market funds and in-kind transactions), for the PureBetaSM 0-5 Yr US TIPS Portfolio amounted to $2,080,391 and $0, respectively and for PureBetaSM US Aggregate Bond Portfolio amounted to $9,823,640 and $0, respectively.

At October 31, 2017, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes, as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
PureBetaSM 0-5 Yr US TIPS Portfolio	$104	$(7,371)	$(7,267)	$2,502,323
PureBetaSM FTSE Developed ex-North America Portfolio	73,944	(40,101)	33,843	2,527,649
PureBetaSM FTSE Emerging Markets Portfolio	75,101	(72,382)	2,719	2,497,829
PureBetaSM MSCI USA Portfolio	112,161	(45,441)	66,720	2,502,617
PureBetaSM MSCI USA Small Cap Portfolio	150,172	(47,049)	103,123	2,503,083
PureBetaSM US Aggregate Bond Portfolio	31,279	(69,378)	(38,099)	24,844,364

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Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the period ended October 31, 2017, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
PureBetaSM 0-5 Yr US TIPS Portfolio	$—	$—	$—
PureBetaSM FTSE Developed ex-North America Portfolio	(2,826)	2,826	—
PureBetaSM FTSE Emerging Markets Portfolio	2,050	(2,050)	—
PureBetaSM MSCI USA Portfolio	—	—	—
PureBetaSM MSCI USA Small Cap Portfolio	—	—	—
PureBetaSM US Aggregate Bond Portfolio	1,023	(1,023)	—
Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares (100,000 Shares for PureBetaSM FTSE Developed ex-North America Portfolio, PureBetaSM FTSE Emerging Markets Portfolio and PureBetaSM US Aggregate Bond Portfolio). Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

88

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PowerShares Exchange-Traded Fund Trust II and Shareholders of the PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio, PowerShares PureBetaSM FTSE Developed ex-North America Portfolio, PowerShares PureBetaSM FTSE Emerging Markets Portfolio, PowerShares PureBetaSM MSCI USA Portfolio, PowerShares PureBetaSM MSCI USA Small Cap Portfolio and PowerShares PureBetaSM US Aggregate Bond Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio, PowerShares PureBetaSM FTSE Developed ex-North America Portfolio, PowerShares PureBetaSM FTSE Emerging Markets Portfolio, PowerShares PureBetaSM MSCI USA Portfolio, PowerShares PureBetaSM MSCI USA Small Cap Portfolio and PowerShares PureBetaSM US Aggregate Bond Portfolio (six of the portfolios constituting PowerShares Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2017, the results of each of their operations, the changes in each of their net assets and the financial highlights for the period September 19, 2017 (commencement of investment operations) through October 31, 2017 (or for PowerShares PureBetaSM US Aggregate Bond Portfolio for the period September 27, 2017 (commencement of investment operations) through October 31, 2017), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, IL

December 26, 2017

89

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month (or shorter) period ended October 31, 2017.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio (PBTP)(2)
Actual	$1,000.00	$999.60	0.07%	$0.08
Hypothetical (5% return before expenses)	1,000.00	1,024.85	0.07	0.36
PowerShares PureBetaSM FTSE Developed ex-North America Portfolio (PBDM)(2)
Actual	1,000.00	1,014.80	0.07	0.08
Hypothetical (5% return before expenses)	1,000.00	1,024.85	0.07	0.36
PowerShares PureBetaSM FTSE Emerging Markets Portfolio (PBEE)(2)
Actual	1,000.00	1,002.80	0.14	0.17
Hypothetical (5% return before expenses)	1,000.00	1,024.50	0.14	0.71
PowerShares PureBetaSM MSCI USA Portfolio (PBUS)(2)
Actual	1,000.00	1,028.00	0.04	0.05
Hypothetical (5% return before expenses)	1,000.00	1,025.00	0.04	0.20
PowerShares PureBetaSM MSCI USA Small Cap Portfolio (PBSM)(2)
Actual	1,000.00	1,042.40	0.06	0.07
Hypothetical (5% return before expenses)	1,000.00	1,024.90	0.06	0.31
PowerShares PureBetaSM US Aggregate Bond Portfolio (PBND)(3)
Actual	1,000.00	1,000.50	0.04	0.04
Hypothetical (5% return before expenses)	1,000.00	1,025.00	0.04	0.20

90

Fees and Expenses (continued)

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2017. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

(2)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the period September 19, 2017 (commencement of investment operations) to October 31, 2017. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 43/365. Hypothetical expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365.

(3)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the period September 27, 2017 (commencement of investment operations) to October 31, 2017. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 35/365. Hypothetical expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365.

91

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2017:

	Qualified Dividend Income*	Dividends-Received Deduction*	Qualified Interest Income*
PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio	0%	0%	0%
PowerShares PureBetaSM FTSE Developed ex-North America Portfolio	0%	0%	0%
PowerShares PureBetaSM FTSE Emerging Markets Portfolio	0%	0%	0%
PowerShares PureBetaSM MSCI USA Portfolio	0%	0%	0%
PowerShares PureBetaSM MSCI USA Small Cap Portfolio	0%	0%	0%
PowerShares PureBetaSM US Aggregate Bond Portfolio	0%	0%	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

92

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	154	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	154	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	154	None

Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC. (1999-2007).	154	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 82 portfolios and four other exchange-traded fund trusts with 72 portfolios advised by the Adviser.

93

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	154	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	154	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 82 portfolios and four other exchange-traded fund trusts with 72 portfolios advised by the Adviser.

94

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	154	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 82 portfolios and four other exchange-traded fund trusts with 72 portfolios advised by the Adviser.

95

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008–Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008 – Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011-Present); Director and Secretary (2012–Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014–Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	154	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 82 portfolios and four other exchange-traded fund trusts with 72 portfolios advised by the Adviser.

96

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer – Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

97

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2017-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

98

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares PureBetaSM MSCI USA Portfolio, PowerShares PureBetaSM MSCI USA Small Cap Portfolio, PowerShares PureBetaSM FTSE Developed ex-North America Portfolio, PowerShares PureBetaSM FTSE Emerging Markets Portfolio, PowerShares PureBetaSM US Aggregate Bond Portfolio and PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio

At a meeting held on June 27, 2017, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Agreement”) between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for PowerShares PureBetaSM MSCI USA Portfolio, PowerShares PureBetaSM MSCI USA Small Cap Portfolio, PowerShares PureBetaSM FTSE Developed ex-North America Portfolio, PowerShares PureBetaSM FTSE Emerging Markets Portfolio, PowerShares PureBetaSM US Aggregate Bond Portfolio and PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio (each, a “Fund” and collectively, the “Funds”).

The Trustees reviewed information provided by the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the costs of services to be provided, (iii) the extent to which economies of scale may be realized as each Fund grows, (iv) whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of services rendered to and amounts paid by other registered investment companies and (vi) any benefits to be realized by the Adviser from its relationship with each Fund.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, information describing the Adviser’s current organization and staffing, including operational support that would be provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of the Funds, and they considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees also reviewed information related to the Adviser’s portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs and that was expected to be provided for each Fund.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed advisory fee, as compared to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the median net expense ratios of comparable passive ETFs. The Trustees noted that the fee data provided by the Adviser included only seven passive peer ETFs for PowerShares PureBetaSM US Aggregate Bond Portfolio. The Trustees also considered fee and expense data on Adviser-identified selected peers. The Trustees noted that the proposed annual advisory fee to be charged to each Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of each Fund except for the fee payment under the Agreement, payments under the Fund’s 12b-1 plan, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The Trustees noted that each Fund’s proposed unitary fee was at or below the median net expense ratio of its peer group and select peer group as shown below:

Fund	ETF Peer Group (Number of Peers)	Select Peer Group (Number of Peers)
PowerShares PureBetaSM MSCI USA Portfolio	Lower than median (29)	Lower than median (4)

PowerShares PureBetaSM MSCI USA Small Cap Portfolio	Lower than median (25)	Lower than median (4)

PowerShares PureBetaSM FTSE Developed ex-North America Portfolio	Lower than median (21)	Lower than median (3)

PowerShares PureBetaSM FTSE Emerging Markets Portfolio	Lower than median (60)	Same as median (3)

PowerShares PureBetaSM US Aggregate Bond Portfolio	Lower than median (7)	Same as median (4)

PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio	Lower than median (15)	Lower than median (4)

99

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares PureBetaSM MSCI USA Portfolio, PowerShares PureBetaSM MSCI USA Small Cap Portfolio, PowerShares PureBetaSM FTSE Developed ex-North America Portfolio, PowerShares PureBetaSM FTSE Emerging Markets Portfolio, PowerShares PureBetaSM US Aggregate Bond Portfolio and PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio (continued)

The Trustees considered each Fund’s proposed unitary advisory fee in light of the administrative, operational and management oversight costs for the Adviser. The Board concluded that the unitary advisory fee to be charged to each Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the proposed costs of services for each Fund. The Adviser did not provide profitability of the Adviser in managing each Fund because the Funds had not yet commenced operations. However, the Trustees considered other information the Board received at its April 2017 meeting on the Adviser’s overall profitability from its relationship with other ETFs for which it serves as investment adviser.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of each Fund would be enjoyed by the Adviser, but that a unitary fee provides a level of certainty in expenses for each Fund. The Trustees considered whether the proposed advisory fee rate for each Fund is reasonable in relation to the proposed services and product strategy of each Fund, and they concluded that the flat advisory fee was reasonable and appropriate.

Fall-Out Benefits. The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with each Fund, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Agreement for each Fund. No single factor was determinative in the Board’s analysis.

100

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Form N-Qs will be available on the Commission’s website at www.sec.gov. The Trust’s Form N-Qs may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.powershares.com.

P-PBETA-AR-1
©2017 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515
powershares.com 800 983 0903	@PowerShares

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 12(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2017.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has three “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Mr. Gary R. Wicker, and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years shown in the following table. The Audit Committee has pre-approved all audit and non-audit services provided to the Registrant

	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2017	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2016
Audit Fees	$1,352,977	$1,107,915
Audit-Related Fees	$0	$0
Tax Fees(1)	$609,290	$528,270
All Other Fees	$0	$0
Total Fees	$1,962,267	$1,636,185

(1)	Tax fees for the fiscal year ended October 31, 2017 includes fees billed for reviewing tax returns, 2017 excise tax returns and excise tax distributions calculations, 2016 State Source Income Analysis and filing tax dissolution forms for the Registrant’s four upcoming liquidations. Tax fees for the fiscal year ended October 31, 2016 included fees billed for reviewing tax returns, 2016 excise tax returns and excise tax distribution calculations and fees billed for preparing the final tax returns for the three liquidated portfolios of the Registrant.

Fees Billed by PwC Related to PowerShares and PowerShares Affiliates

PwC billed Invesco PowerShares Capital Management LLC (“PowerShares”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with PowerShares that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to PowerShares and Affiliates for the last two fiscal years as shown in the following table:

	Fees Billed for Non- Audit Services Rendered to PowerShares and Affiliates for fiscal year end 2017 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to PowerShares and Affiliates for fiscal year end 2016 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees	$662,000	$635,000
Tax Fees	$0	$0
All Other Fees	$689,000	$2,662,000
Total Fees(1)	$1,351,000	$3,297,000

(1)	Audit-Related fees for the year end 2017 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2016 include fees billed related to reviewing controls at a service organization

All other fees for the year end 2017 include fees billed related to assessments of the company’s current state of analysis against regulatory requirements and identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions. All other fees for the year end 2016 include fees billed the identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions.

(e)(1) Audit Committee Pre Approval Policies and Procedures

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As Adopted by the Audit Committee of the PowerShares Funds (the “Funds”)

June 26, 2009, amended September 29, 2016

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	In addition to the amounts shown in the tables above, PwC billed PowerShares and Affiliates additional aggregate fees of $3,068,000 for the fiscal year ended 2017 and $2,204,000 for the fiscal year ended 2016, for non-audit services not required to be pre-approved by the registrant’s audit committee. In total, PwC billed the Registrant, PowerShares and Affiliates aggregate non-audit fees of $5,028,000 for the fiscal year ended 2017, and $6,029,000 for the fiscal year ended 2016.

(h)	With respect to the non-audit services above billed to PowerShares and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule2-01(f)(14) of Regulation S-X, of approximately $22 million and non-audit services of approximately $18 million for the fiscal year ended 2017. The Audit Committee considered this information in evaluating PwC’s independence.

PwC informed the Audit Committee of the Board of the Trust (the “Audit Committee”) that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PwC informed the Audit Committee it has relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PwC’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances.

In an August 18, 2016 letter, and in subsequent communications, PwC affirmed to the Audit Committee that, as of the date of the letter and the subsequent communications, respectively, PwC is an independent accountant with respect to the Trust, within the meaning of PCAOB Rule 3520. In its letter and in its subsequent communications , PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Trust’s registered public accounting firm. PWC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over any Fund, or other entity within the Invesco Fund Complex, or its investment adviser; (2) none of the officers or trustees of the Invesco Fund Complex whose shares are owned by PwC lenders are associated with those lenders; (3) PwC understands that the shares held by PwC lenders are held for the benefit of and on behalf of its policy owners/end investors; (4) investments in funds such as the Invesco Fund Complex funds are passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances with each lender are immaterial to PwC and to each lender; and (9) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team. In addition, PwC has communicated that the lending relationships appear to be consistent with the lending relationships described in the no-action letter and that they are not aware of other relationships that would be implicated by the Loan Rule. In addition to relying on PwC’s August 18, 2016 letter and subsequent communications regarding its independence, the Trust intends to rely upon the no-action letter.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Fund may need to take other action in order for the Fund’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC Staff without an expiration date, except that the no-action will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are: Marc M. Kole, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PowerShares Exchange-Traded Fund Trust II

By:	/s/ Daniel E. Draper

Name:	Daniel E. Draper
Title:	President

Date:	January 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel E. Draper

Name:	Daniel E. Draper
Title:	President

Date:	January 4, 2018

By:	/s/ Steven Hill

Name:	Steven Hill
Title:	Treasurer

Date:	January 4, 2018